UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-5141

Pacific Select Fund

(Exact name of registrant as specified in charter)

700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA 92660

(Address of principal executive offices)

Mark Karpe, Esq.

Pacific Life Insurance Company

700 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Anthony H. Zacharski, Esq.

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant’s telephone number, including area code: (949) 219-3224

Date of fiscal year end: December 31

Date of reporting period: January 1, 2022–December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

PACIFIC SELECT FUND

PACIFIC SELECT FUND

Dear Shareholders:

We are pleased to share with you the Pacific Select Fund (Trust) Annual Report for the fiscal year ended December 31, 2022, including performance data, management’s discussion of fund performance, and a complete list of investments as of the close of this reporting period. The Trust is the underlying investment vehicle for variable life insurance policies and variable annuity contracts (variable products) issued or administered by Pacific Life Insurance Company (Pacific Life) and Pacific Life & Annuity Company (PL&A). Pacific Life Fund Advisors LLC (PLFA) is the Adviser to the Trust and supervises the management of all of the Trust’s funds (each individually a Fund and collectively, the Funds). As Adviser to the Trust, PLFA manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, and Portfolio Optimization Aggressive-Growth Portfolios (together, the Portfolio Optimization Portfolios), each of which is an asset allocation fund-of-funds which invests in certain other Funds of the Trust (Portfolio Optimization Underlying Funds).

PLFA also manages the Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth and Pacific Dynamix-Growth Portfolios (together, the Pacific Dynamix Portfolios), each of which is an asset allocation fund-of-funds and which invests in certain other Funds of the Trust (Pacific Dynamix Underlying Funds) that are only available for investment by the three Pacific Dynamix Portfolios.

In addition, PLFA manages the PSF Avantis Balanced Allocation Portfolio, which is an asset allocation fund-of-funds that invests in a variety of eligible third party mutual funds, exchange-traded funds and/or variable insurance trusts (Balanced Allocation Underlying Funds) which are not Funds of the Trust.

PLFA also manages the ESG Diversified and ESG Diversified Growth Portfolios (together, the ESG Portfolios), each of which is an asset allocation fund-of-funds that invests in eligible mutual funds that have an environmental, social and governance (ESG) focus (ESG Underlying Funds).

For the other Funds of the Trust, the Adviser has retained other firms to serve as sub-advisers under its supervision. The sub-advisers, the Adviser and the Funds of the Trust that they manage as of December 31, 2022 are listed below:

PACIFIC SELECT FUND

Each of the sub-advisers (including any sub-subadvisers) and the Adviser has prepared a discussion regarding the performance of the Funds of the Trust that they manage, including commentary discussing positive and negative factors affecting performance for the past twelve months.

We appreciate your confidence in Pacific Select Fund and look forward to serving your financial needs in the years to come.

Sincerely,

Adrian S. Griggs President and Chief Executive Officer Pacific Select Fund

PACIFIC SELECT FUND PERFORMANCE DISCUSSION

This Annual Report is provided for the general information of investors with beneficial interests in the Trust. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current Trust prospectus, as supplemented, which contains information about the Trust and each of its Funds, including their investment objectives, risks, charges and expenses. You should read the prospectus carefully before investing. There is no assurance that a Fund will achieve its investment objective. Each Fund is subject to market risk. The value of a Fund changes as its asset values go up or down. The value of a Fund’s shares will fluctuate, and when redeemed, may be worth more or less than their original cost. The total return for each Fund is net of fees and includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if included, would have resulted in lower returns. Past performance is not predictive of future performance. This report shows you the performance of each Fund compared to its benchmark index. Index performance is provided for illustrative and comparative purposes only and does not predict or depict the performance of the Funds. Indices are unmanaged, do not incur transaction costs, do not include fees and expenses and cannot be purchased directly by investors. Index returns include reinvested dividends.

PLFA supervises the management of all of the Funds (subject to the review of the Trust’s Board). PLFA directly manages the Portfolio Optimization Portfolios, the Pacific Dynamix Portfolios, the PSF Avantis Balanced Allocation Portfolio and the ESG Portfolios. PLFA has written the general market conditions commentary which expresses PLFA’s opinions and views on how the market generally performed for the fiscal year ended December 31, 2022 as well as separate commentary specific to those Funds that it directly manages that is based on its opinion of how these Funds performed during this reporting period.

For the other Funds, PLFA has retained other firms to serve as sub-advisers under its supervision. Each of these sub-advisers (which, for purposes of this discussion, includes any sub-subadvisers) has written a separate commentary specific to the Fund(s) that they manage that is based on their opinions of how their Fund(s) performed during the reporting period. The views expressed in those commentaries reflect those of the respective sub-advisers for the fiscal year ended December 31, 2022.

All views and opinions expressed in the management discussion of fund performance are subject to change at any time based upon market, economic or other conditions, and the Trust, its Adviser and the sub-advisers disclaim any responsibility to update such views. These views and options may not be relied upon as investment advice or recommendations, or as an offer for any particular security. Any references to “we,” “I,” or “ours” are references to the sub-adviser or Adviser, as applicable. The Adviser and sub-advisers may include statements that constitute “forward- looking statements” under the United States (U.S.) securities laws. Forward- looking statements include information concerning possible or assumed future results of the Trust’s investment operations, asset levels, earnings, expenses, industry or market conditions, regulatory developments and other aspects of the Trust’s operations or general economic conditions. In addition, when used in this report, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects” and future or conditional verbs such as “will,” “may,” “could,” “should” and “would,” or any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward- looking statements are not guarantees of performance or economic results. They involve risks, uncertainties and assumptions. Although such statements are based on expectations that the Adviser or a sub-adviser believes to be reasonable, actual results may differ materially from expectations. Investors must not rely on any forward-looking statements. Statements of facts and performance data are from sources considered reliable, but no representation or warranty is made as to their completeness or accuracy.

In connection with any forward-looking statements and any investment in the Trust, investors should carefully consider the investment objectives, policies and risks described in the Trust’s current prospectuses, as supplemented, and the Trust’s Statement of Additional Information, as supplemented.

Market Conditions (for the year ended December 31, 2022)

Executive Summary

After lagging the broader equity market for years, domestic value stocks considerably outperformed domestic growth stocks during the reporting period. In terms of size, large-capitalization stocks outperformed small-capitalization stocks over the reporting period.

International stocks outperformed domestic equities during the reporting period. Emerging market equities continued to struggle, returning -20.44% over the reporting period.

Within fixed income, short-duration bonds held up better than their long-duration counterparts over the reporting period. Emerging market bonds were among the worst performing segment of the fixed income asset class over the reporting period.

Outlook

Fighting domestic inflation continues to remain the United States Federal Reserve’s (Fed) top concern heading into 2023, as the central bank has been aggressively raising interest rates after failing to address inflationary pressures earlier in 2022. On the positive side, it appears that much of the Fed’s aggressive moves have already been made, and progress has been made in its fight against inflation. Nonetheless, this fight will likely end with some casualties, as we will likely see a Fed-induced recession, though we believe it will be a mild one.

Inflation became an issue following the surge in demand for goods during the COVID-19 pandemic, as people were forced to stay indoors and began upgrading homes and buying goods for their dwelling. This surge caused clogs and shortages in the supply chain, causing prices to rise. Supply-chain conditions have improved since; however, consumer demand has shifted to the services side as we emerge from the pandemic. People have been travelling, shopping, and eating out more frequently, which created another problem since there has been a labor shortage in those industries.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

There are various reasons for this shortage of workers. For starters, many people have yet to return to the workforce after being sidelined by the pandemic. Some have chosen to retire as wealth has been accumulated over the last several years, despite the general market losses seen over 2022. Immigration policies have also become more restrictive, which may have contributed to the recent rise in wage inflation and lower supply of workers. In fact, the largest wage growth in 2022 was seen for generally younger workers who had less than a high school diploma. In other words, the shortage of available workers in these services industries has contributed to inflation.

Furthermore, the ongoing war in Ukraine and resulting sanctions against Russia have continued to keep gas and food prices elevated, which has been particularly challenging for Europe. Given the Ukrainian’s progress in regaining parts of its territory, the country is unlikely to surrender to Russia anytime soon. Both Russian and Ukrainian officials say they may be ready to talk, but their terms for sitting down at a negotiation table suggest there is little hope for realistic peace talks anytime soon. Both sides seem determined to resolve their issues on the battlefield. As Russian oil sanctions kick in, we’re likely to see energy prices remain elevated.

All of these factors make the Fed’s job even more complex as it attempts the elusive “soft landing” of the economy, where inflation cools off and the economy slows down but avoids a recession. So far, the aggressive rates hikes have already slowed the U.S. housing market, as higher mortgage rates have priced many people out of the market. Although the housing market may seem to be in a recession, the overall U.S. economy should be able to avoid a deep recession because of relatively healthy corporate balance sheets and employment conditions. One caveat could be if the Fed continues to hike interest rates more aggressively than expected. This could happen if inflation doesn’t come down quickly enough at a pace that is acceptable by the Fed or there is a shock stemming from more geopolitical upheaval.

With the target Fed fund rate currently at 4.25% – 4.50% (as of the time of this report), the Fed may be about two to three more 0.25% percentage point hikes from reaching its terminal rate of 5.1%. The question is how much the economy can handle. So far, delinquency rates (the amount of loans that are past due) remain low and have been on a downward trend.

At this time, companies and consumers have been able to handle these interest-rate hikes, but that’s because companies have benefitted from strong consumer spending. Eventually, higher borrowing costs will likely discourage investments into new equipment and factories. As companies pare back hiring and capital spending, consumer confidence may wane and earnings and profit margins may weaken. Employment conditions have been leveling off, as hours worked for manufacturing jobs have started to fall. The Fed anticipates the unemployment rate will rise to roughly 4.4% in 2023 (current rate is 3.5% as of year-end 2022).

The Purchasing Managers Index (PMI), which seeks to measure the direction of economic trends in the manufacturing and service sectors, indicates that both manufacturing and services sectors have entered contraction. This indicates to us that a recession may arrive sometime in 2023.

As the Fed clearly indicated it’s not done raising rates, we should anticipate further deterioration in the economy. This has been among the longest awaited recessions as many anticipate one to hit sometime in the first half of 2023. This will likely mean markets will remain volatile until the Fed is done hiking rates, which we predict could happen by the second half of 2023 or sometime in 2024, depending on how inflation plays out.

Core Income Portfolio (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Core Income Portfolio’s Class I returned -12.40%, compared to a return of -13.01% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 27, 2015 through December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 27, 2015 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, managed the Fund.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	Since Inception (4/27/15)

Fund’s Class I	(12.40%)	0.79%	1.36%

Fund’s Class P	(12.23%)	0.99%	1.57%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	0.64%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income using an intermediate term corporate debt focused strategy by investing principally in income producing debt instruments. Using a fundamental approach with a top-down overlay, we the Pacific Asset Management team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

During the reporting period, the Fund outperformed the benchmark primarily due to asset allocations and a shorter duration (relative to the benchmark) given the meaningful rise in interest rates. Allocations to Cash, Bank Loans, High Yield and Asset Backed Securities contributed, given the relative underperformance of Agency Mortgage Backed Securities, U.S. Treasuries, and investment grade corporates. The Fund’s focus on corporate bonds, particularly its overweight to BBB-rated corporate bonds, detracted from performance. An underweight to intermediate maturity bonds held in the index contributed to performance, however this was partially offset by an overweight to longer maturity bonds. A sector overweight to, and selection within, Electric companies and security selection within Brokerages, Transportation and Technology contributed to performance. An overweight to Banking, Communications and Insurance sectors detracted from performance.

Diversified Bond Portfolio (managed by Western Asset Management Company, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Diversified Bond Portfolio’s Class I returned -18.62%, compared to a return of -13.01% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(18.62%)	(0.37%)	1.72%

Fund’s Class P	(18.46%)	(0.17%)	1.92%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	1.06%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks to maximize total return consistent with prudent investment management. We at Western Asset utilize a long-term, fundamental value philosophy in conjunction with a global investment platform to build a diversified portfolio of investment grade bonds with opportunistic allocations to high yield, emerging markets and non-U.S. dollar securities to enhance returns. Value is added through sector rotation, yield curve positioning, issue selection and duration management.

The reporting period was marked by a rise in U.S. Treasury yields, a flatter Treasury curve and spread-widening across sectors as the market digested higher-than-expected inflation, growing recession fears and a Fed that appeared to be more vigilant with respect to containing inflation. During the first quarter of 2022, oil prices spiked above $100/barrel due to economic sanctions in response to Russia’s invasion of Ukraine. U.S. inflation accelerated sharply during the first half of 2022, partly due to supply chain inefficiencies. Rising inflation ultimately spurred the Fed to begin an expedited tightening cycle during the first half of 2022, including hiking in 0.75% increments beginning in June, to ultimately end the 2022 calendar year with the fed funds rate at 4.25% – 4.50%. U.S. economic data was mixed as employment data remained strong, though some indicators such as housing activity showed some signs of cooling.

During the reporting period, the Fund’s largest detractor from performance was its interest rate positioning, in particular its long duration stance relative to the benchmark. Throughout the reporting period, the Fund’s overweight duration position was concentrated at the back-end of the yield curve and was intended to serve as a hedge helping to mute downside volatility during periods of time when the market is under stress. Ultimately, the Fund’s long duration stance significantly detracted as yields rose. Second, the Fund’s exposures to non-U.S. developed markets detracted as most currencies weakened versus the U.S. dollar during the reporting period. Finally, the Fund’s exposures to structured products, in aggregate,

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

detracted from performance as spreads widened. The Fund held an overweight stance relative to the benchmark as we believed that fundamentals in the structured product market were sound as the economy reopened, and that valuations were attractive relative to historical levels.

During the reporting period, the Fund’s most significant contributor to performance was its underweight exposure to agency mortgage-backed securities (MBS) as spreads widened particularly during the first half of the reporting period; the Fund’s underweight exposure was gradually reduced to flat versus the benchmark to take advantage of improved valuations. The Fund’s overweight exposure to corporate credit, including both investment-grade and high-yield, also contributed to performance, mainly due to favorable subsector selection within high-yield corporates as well as tactical adds and trims as credit spreads widened during the course of the reporting period. We generally believed that corporate bonds remained attractive relative to sovereign bonds and that certain subsectors and issuers still had further upside, with a preference for higher-quality, shorter-duration issues within high-yield. Finally, an overweight position to emerging markets (EM) also contributed, mainly due to favorable issue selection within EM local bonds, which offset U.S. dollar-denominated EM bond spread-widening and a sell-off in Russian bonds.

The Fund’s use of derivatives during the reporting period included using a combination of U.S. Treasury, Eurodollar, Secured Overnight Financing Rate (SOFR) and non-U.S. interest rate futures, options, swaps and swaptions to manage its overall duration and yield curve exposure as well as exposures to certain international bond markets. Credit default swaps on both investment-grade and high-yield issuers and indices were used as an efficient, low cost way of adjusting exposures to these sectors. The Fund also used Mortgage TBAs (To Be Announced) to gain exposure to the Agency MBS market and other stripped MBS derivatives to gain exposure to specific characteristics of agency MBS. Finally, the Fund used foreign exchange futures, forwards, and options to hedge or take long positions on certain developed and emerging market currencies.

Floating Rate Income Portfolio (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Floating Rate Income Portfolio’s Class I returned -1.54%, compared to a return of -1.06% for its benchmark, the Credit Suisse Leveraged Loan Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

Pacific Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, managed the Fund.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	Since Inception (4/30/13)

Fund’s Class I	(1.54%)	3.11%	3.21%

Fund’s Class P	(1.35%)	3.32%	3.42%

Credit Suisse Leveraged Loan Index	(1.06%)	3.24%	3.58%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The Fund seeks a high level of current income. Using a fundamental approach with a top-down overlay, we the Pacific Asset Management team of portfolio managers and research analysts look for investment opportunities in income producing floating rate loans and floating rate debt securities.

The Fund underperformed the benchmark during the reporting period primarily due to credit quality allocations, as well as an allocation to high yield bonds. An underweight to loans BB-rated and higher detracted, given the relative outperformance of higher quality assets. The Fund’s focus on larger and more liquid issuers, generally those with facility sizes greater than $1 billion, modestly contributed to performance as larger loans outperformed the broader index. The Fund’s security selection within Information Technology, Gaming/Leisure and Healthcare contributed to performance during the reporting period, while security selection in Services, Aerospace and Media/Telecom were detractors. Security selection within second-lien loans added to performance, while out-of-benchmark exposure to high yield bonds detracted. Top issuer level detractors from performance over the reporting period were Corelogic (Information Technology), Thrive Pet Healthcare (Healthcare), and Xplornet (Media/Telecoms). Top issuer level contributors to performance over the reporting period included Hub International (Financial), Applied Systems (Information Technology), and Playa Resorts (Gaming/Leisure).

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

High Yield Bond Portfolio (managed by Pacific Asset Management LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the High Yield Bond Portfolio’s Class I returned -10.35%, compared to a return of -11.18% for its benchmark, the Bloomberg US High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)Pacific	Asset Management LLC began managing the Fund effective December 31, 2019. Prior to that date, Pacific Life Fund Advisors LLC, doing business under the name Pacific Asset Management, managed the Fund.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(10.35%)	1.96%	3.47%

Fund’s Class P	(10.17%)	2.16%	3.67%

Bloomberg US High-Yield 2% Issuer Capped Bond Index	(11.18%)	2.30%	4.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund seeks a high level of current income by investing in non-investment grade debt instruments. Using a fundamental approach with a top-down overlay, we the Pacific Asset Management team of portfolio managers and research analysts look at the relative value of each security and assess the macro environment and marketplace for tailwinds and catalysts in the process of individual investment selection.

During the reporting period, the Fund outperformed the benchmark primarily due to duration positioning and sector allocations. The Fund’s shorter duration (relative to the benchmark) contributed to performance given the rise in interest rates throughout the reporting period. Allocations to Cash, Treasuries, Bank Loans and Securitized Products contributed, given the relative underperformance of High Yield bonds. The Fund’s underweights to, and security selection within, consumer cyclical, Communications and Banking sectors contributed to performance. The Fund’s selection within Technology, Energy and Capital Goods sectors detracted from performance. No exposure to Insurance and Brokerages benefitted performance. During the reporting period, the Fund’s underweight to BB-rated and overweight CCC-rated issuers underperformed as higher quality outperformed lower quality bonds. The Fund’s exposure to equities also detracted from performance. Top issuer level contributors to performance over the reporting period included Diamond Sports (Media & Entertainment), Ahern Rentals (Construction Machinery), and Granite Holdings (Diversified Manufacturing). Top issuer level detractors from performance over the reporting period were Bausch Health (Pharmaceuticals), CSC Holdings (Cable & Satellite), and Ford Motor (Auto).

Inflation Managed Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Inflation Managed Portfolio’s Class I returned -11.87%, compared to a return of -11.85% for its benchmark, the Bloomberg US TIPS Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(11.87%)	1.98%	0.91%

Fund’s Class P	(11.70%)	2.19%	1.11%

Bloomberg US TIPS Index	(11.85%)	2.11%	1.12%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at PIMCO implement the Fund’s investment goal of seeking to maximize total return consistent with prudent investment management by investing in bonds and derivative instruments, focusing on exposure to inflation-indexed debt securities. Interest rate strategies, implemented through the use of cash bonds, futures, interest rate swaps, swaptions, and options, were positive for the Fund overall, particularly driven by U.S. interest rate positioning. Within breakeven inflation positioning (the difference between nominal and real interest rates), Eurozone, U.S. and Japanese breakeven inflation strategies added to performance.

Within spread strategies, exposure to U.S. Agency and non-Agency mortgage backed securities detracted from the Fund’s performance.

The Fund’s use of derivatives during the reporting period included the following: the Fund bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities and to the broader investment grade sector, and to take advantage of the basis between the credit default swap and cash bond markets. The Fund entered into interest rate swaps to manage nominal and real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund purchased and sold total return swaps to adjust exposure to breakeven inflation. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the Fund manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise have been accessible through the use of cash bonds. The Fund purchased and sold/wrote options and swaptions on futures, bond indices, mortgage pass-throughs, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency forward contracts to hedge the currency exposure associated with some, or all, of a Fund’s securities, and as a part of a tactical investment strategy.

Intermediate Bond Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Intermediate Bond Portfolio’s Class P returned -12.81%, compared to a return of -13.01% for its benchmark, the Bloomberg US Aggregate Bond Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on October 23, 2020 through December 31, 2022. For comparison purposes, the performance of Class I shares and its benchmark for the period from inception of Class I on November 21, 2021 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	Since Inception 10/23/20

Fund’s Class P	(12.81%)	(6.13%)

Bloomberg US Aggregate Bond Index	(13.01%)	(6.34%)
	1 Year	Since Inception 11/01/21

Fund’s Class I	(12.98%)	(11.27%)

Bloomberg US Aggregate Bond Index	(13.01%)	(11.15%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. In seeking the Fund’s goal of maximizing total return, we at JP Morgan invest Fund assets in debt securities that focus on investment grade intermediate-term debt securities (five to ten years to maturity) in order for the Fund to maintain a dollar-weighted average maturity between three and ten years. Taking a long-term approach, we look for individual fixed income investments that we believe will perform well over a market cycle. We are value oriented and make decisions to purchase and sell individual securities and instruments after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, duration, liquidity, legal provisions in offering documents (like term to maturity) of the debt security or instrument and the legal structure (such as priority of payments in a multi-class structure) of the debt security.

During the reporting period, the Treasury yield curve decreased by 1.33% between two- and ten-year market indicators despite interest rates moving higher across the curve. Two-year yields ended 3.69% higher to finish the reporting period at 4.43%, while the ten-year was 2.36% higher to finish at 3.87%.

The Fund’s duration (which was a positive contributor) and yield curve positioning (which was a negative contributor) were net positive during the reporting period, as the Fund finished overweight the belly of the curve (five-ten years), underweight the twenty-year, underweight the thirty-year, and maintained a duration underweight versus the benchmark (98% vs benchmark duration). The Fund’s underweight Treasury debt was negative as spread sectors trailed comparable duration Treasuries during the reporting period. The Fund’s security selection within Treasuries was also a detractor from performance as the portfolio holds longer duration securities versus the Index.

Security selection in agency mortgage-backed securities (MBS) was a positive contributor, as the Fund’s mortgages outperformed benchmark mortgage pass-throughs. From a sector allocation perspective, the Fund’s underweight to the MBS sector was also positive.

According to the Bloomberg U.S. Corporate Index, the asset class generated an absolute return of -15.76% during the reporting period and -1.25% relative returns largely driven by a widening in spreads. The Fund’s overweight to the U.S. Corporate sector was a detractor during the reporting period. Security selection in corporates was also a detractor for the Fund.

From a credit quality standpoint, the Fund’s underweight AA- and A-rated securities, and overweight BBB-rated securities, detracted from returns during the reporting period.

Managed Bond Portfolio (managed by Pacific Investment Management Company LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Managed Bond Portfolio’s Class I returned -14.02%, compared to a return of -13.01% for its benchmark, the Bloomberg US Aggregate Bond Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(14.02%)	(0.14%)	0.95%

Fund’s Class P	(13.85%)	0.06%	1.15%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	1.06%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at PIMCO implement the Fund’s investment strategies by investing in bonds and derivative instruments with the characteristics of debt instruments. The Fund seeks to maximize total return consistent with prudent investment management.

Overall, spread strategies in the Fund detracted from performance over the reporting period. Exposure to high yield corporate credit through credit default swaps detracted from performance over the reporting period. Overweight exposure to non-Agency mortgage backed securities and other securitized credit detracted from performance relative to the benchmark, while tactical exposure to Agency mortgage backed securities contributed to performance. Lastly, within currency strategies, exposure to the Norwegian krone and the Japanese yen detracted from performance for the reporting period.

Duration positioning, implemented through the use of cash bonds, futures, interest rate swaps, swaptions and options, was positive for the Fund’s performance over the reporting period. Tactical United Kingdom (U.K.) duration positioning and Japan duration positioning contributed to performance. U.S. interest rate strategies detracted from performance.

The Fund’s use of derivatives during the reporting period included the following: the Fund bought and sold credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual securities or to the broader investment grade, high yield, mortgage, or emerging market sectors, and to take advantage of the basis between the credit default swap and cash bond markets. The Fund entered into interest rate swaps to manage nominal or real interest rate exposure in various global markets and as a substitute for cash bond exposure. The Fund entered into futures contracts to manage interest rate exposure, as a substitute for cash bond exposure, and for purposes of liquidity. Interest rate swaps and futures allowed the portfolio manager to effectively manage risk and gain or reduce exposure by targeting specific markets and areas of the yield curve that may not otherwise have been accessible through the use of cash bonds. The Fund purchased and sold/wrote options and swaptions on futures, bond indices, mortgage pass-throughs and swaps, as a means of capitalizing on anticipated changes in market volatility and to generate income. The Fund purchased and sold foreign currency forward contracts to hedge the currency exposure associated with some or all of the Fund’s securities and as a part of a tactical investment strategy.

Short Duration Bond Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Short Duration Bond Portfolio’s Class I returned -4.58%, compared to a return of -3.69% for its benchmark, the Bloomberg US 1-3 Year Government/Credit Bond Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(4.58%)	0.76%	0.81%

Fund’s Class P	(4.39%)	0.96%	1.01%

Bloomberg US 1-3 Year Government/Credit Bond Index	(3.69%)	0.92%	0.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at T. Rowe Price manage the Fund’s investment strategy by investing in debt securities (including derivatives on such securities). In our attempt to seek current income, the strategy focuses on high-quality, investment-grade securities, generally expecting to track the duration of the benchmark (plus or minus a half-year), and makes modest use of futures and swaps. In addition to making active sector allocation and security selection decisions, we also monitor the Fund’s duration as part of our management of the Fund. Duration is often used to measure a bond’s sensitivity to interest rates.

Sector allocation was the predominant detractor from the Fund’s relative performance. Out-of-benchmark allocations to securitized sectors, including asset-backed securities, commercial mortgage-backed securities, and residential mortgage-backed securities (RMBS), hindered relative results amid interest rate volatility and periods of heavy new issuance. The Fund’s allocation to RMBS was a prominent detractor, as the interest rate-sensitive sector was dragged lower by concerns about the ramifications of tighter Fed policy, rising rates, and declining housing affordability. The Fund’s allocation to cash for liquidity purposes also detracted.

While duration trended lower and ended the reporting period nearly neutral relative to the benchmark, the Fund’s average duration profile was long relative to the benchmark, which weighed on relative performance alongside a broad-based rise in U.S. Treasury yields over the reporting period.

Yield curve positioning was constructive. Modest underweights in the front end of the yield curve contributed to relative performance as the yields on shorter-maturity Treasury bills and notes rose by a greater magnitude than yields on intermediate- and longer-maturity Treasuries.

An overweight to investment-grade corporate bonds and a corresponding underweight to U.S. Treasuries helped relative performance as limited new supply, some encouraging corporate earnings reports, and more constructive risk sentiment fueled a late-period rally among corporate bonds. Security selection within investment-grade corporate bonds was also beneficial.

The Fund’s use of derivatives during the reporting period included interest rate futures contracts to manage duration and interest rate risk. As of the end of the reporting period, the Fund held interest rate futures generating gross exposure of approximately 26.8%. The estimated return impact from employing futures was -0.36% for the reporting period.

Emerging Markets Debt Portfolio (managed by Principal Global Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Emerging Markets Debt Portfolio’s Class I returned -9.27%, compared to a return of -13.94% for its benchmark, the J.P. Morgan Emerging Markets Blended (JEMB) – Equal Weighted Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Principal Global Investors, LLC began managing the Fund on November 1, 2021, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(9.27%)	(2.14%)	0.21%

Fund’s Class P	(9.08%)	(1.94%)	0.41%

J.P. Morgan JEMB Equal Weighted Index	(13.94%)	(0.87%)	0.85%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at Principal Global Investors follow an unconstrained total return strategy of considering investments in all emerging market debt asset classes. The strategy is designed to be an “all-weather” solution across the emerging market debt market cycle with an emphasis on potentially limiting volatility and liquidity risk by using a dynamic allocation to emerging market bonds and derivatives. The Fund is continuously monitored for rebalancing in an attempt to keep risk exposures consistent.

Two main factors, Rates and Currency Positioning, explain the bulk of the outperformance relative to the index benchmark during the reporting period. Our hedged duration positions were our main contributors in both U.S. Treasuries and Euro (EUR) Futures contracts. We generally had success with rates paying or interest rates curve positions, using interest rate swaps, in Chile, Thailand and India. Finally, we made gains in currency positioning, achieved through foreign exchange forward contracts. Our short Russian Rubble (RUB) positioning was successfully monetized early in March of the reporting period, and we initiated a short Egyptian Pound (EGP) position ahead of the devaluation of that currency in Mid-March of the reporting period, which we monetized at a healthy profit shortly after. We also ran a tactical short on the Chinese Yuan that contributed to Fund performance, as the Chinese currency weakened due to that country’s zero COVID-19 policies, a lower export contribution to gross domestic product going forward, and a shrinking rates differential with the US.

Higher yielding credits such as Ukraine, Romania, Nigeria and Pemex detracted from performance for the reporting period.

The invasion in Ukraine from Russia in February unsurprisingly put Ukrainian bonds under distress. Although we reduced our positions in Ukraine during the month of February of the reporting period, our remaining positions in sovereign and state guaranteed paper underperformed. There were also losses coming from neighboring countries such as Romania as a result. In June of the reporting period, after the surprise 8.6% year-on-year Consumer Price Index and the subsequent 0.75% Federal Reserve (FED) hike, renewed outflows from Emerging Market Debt funds materialized again. As a result, our external debt positions in high yielding Nigeria and Pemex all held in the 2% – 2.5% range detracted. Their common denominator is not to be the worst ones fundamentally, or being particularly overvalued, but rather being consensus holdings with fair liquidity, which made them the focus of the recent outflows.

The Fund’s use of derivatives during the reporting period included using interest rate futures contracts to manage duration and interest rate risk and U.S. Treasury futures to hedge duration; forward contracts and interest rate swaps to gain or manage market exposure, for hedging purposes, to manage duration, and as a part of the Fund’s investment strategy; and entering into credit default swaps to obtain exposure on sovereign credit spreads and for hedging purposes.

Dividend Growth Portfolio (managed by T. Rowe Price Associates, Inc.)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Dividend Growth Portfolio’s Class I returned -10.49%, compared to a return of -18.11% for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(10.49%)	10.50%	12.53%

Fund’s Class P	(10.31%)	10.72%	12.75%

S&P 500 Index	(18.11%)	9.42%	12.56%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at T. Rowe Price manage the Fund’s strategy by investing in equity securities of dividend-paying companies that we expect to increase their dividends over time and also provide long-term appreciation. In selecting investments, we favor companies with one or more of the following: either a track record of, or the potential for, above-average earnings and dividend growth; a competitive current dividend yield; a sound balance sheet and solid cash flow to support future dividend increases; a sustainable competitive advantage and leading market position; and attractive valuations, such as low price/earnings, price/cash flow, or price/sales ratios.

Favorable sector allocations and stock selections contributed to the Fund’s relative outperformance. The Fund’s favorable stock selection within consumer discretionary sector benefited relative performance. Shares of large discount retailer Dollar General traded up to benefit relative performance. The company was nimble during the reporting period in adjusting its product mix to meet customer needs, particularly with a shift in the middle of the reporting period toward consumables, as key sales metrics like basket size and same-store sales growth showed that the company was able to capture trade-down by consumers seeking value offerings as a result of high inflation.

Our underweight position to the communication services sector benefited relative performance as it was the worst-performing sector during the reporting period. Our underweight exposure to names in media and entertainment had a notable positive impact on performance amid slowing earnings and growth prospects and increased competition from peers. Many companies within the sector do not pay a dividend or meet our investment criteria. We found more attractive ideas in other sectors.

The Fund’s stock choices and underweight position in the information technology (IT) sector benefited relative performance. Our preference for the resilient business models and high recurring revenues of payment processors within the IT services industry were stable in a sector that was hit hard by recurring sell-offs in growth stocks. Shares of multinational financial services corporation Visa were down during the reporting period but outperformed sector peers as the company benefited from international travel reopening after the pandemic, leading to a run of impressive earnings.

Our underweight to the energy sector detracted from returns as the sector led the market for the reporting period, up over 65%. Our underweight has traditionally stemmed from skepticism on the durability of earnings for companies in the energy sector, given the link to commodity prices, as well as capital allocation practices within the sector. However, we found select opportunities to reduce that underweight during the reporting period. The companies we do own have strong balance sheets, are good capital allocators, and have been consistent dividend growers.

The Fund’s stock choices in the materials sector detracted from relative performance, though our overweight position mitigated the impact of that. Ball, the global leader in aluminum packaging products with a large market share in beverage packaging, detracted from relative returns during the reporting period. Demand for the company’s products coming out of the pandemic-related can shortage did not produce the consistent business we expected, and the company’s loss of business in Russia also impacted returns.

Equity Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Equity Index Portfolio’s Class I returned -18.31%, compared to a return of -18.11% for its benchmark, the S&P 500 Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(18.31%)	9.12%	12.24%

Fund’s Class P	(18.15%)	9.34%	12.46%

S&P 500 Index	(18.11%)	9.42%	12.56%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the S&P 500 Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. equities, as represented by the benchmark, finished the year with negative performance of -18.11% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the energy sector at 1.74%, the utilities sector at 0.04% and the consumer staples sector at -0.03%). The information technology sector at -8.25%, the consumer discretionary sector at -4.68%, and the communication services sector at -4.04% were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

Focused Growth Portfolio (managed by Janus Henderson Investors US LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Focused Growth Portfolio’s Class I returned -33.80%, compared to a return of -29.14% for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(33.80%)	9.30%	12.83%

Fund’s Class P	(33.66%)	9.52%	13.07%

Russell 1000 Growth Index	(29.14%)	10.96%	14.10%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. As part of our investment strategy, we at Janus seek companies that have clear, sustainable competitive advantages around their businesses that should help them grow market share within their respective industries over time. Important competitive advantages include a strong brand, network effects from a product or service that would be hard for a competitor to replicate, a lower cost structure than competitors in the industry, a distribution advantage, or patent protection over valuable intellectual property. We think emphasizing such sustainable competitive advantages can be a meaningful driver of outperformance over time because the market often underestimates the duration of growth for these companies and the long-term potential return to shareholders.

Stock selection in the communication services, consumer staples, and information technology sectors detracted from relative performance during the reporting period. Stock selection in the industrials and consumer discretionary sectors contributed to relative results.

The social media operator Snap, Inc. was among the top detractors to the Fund’s performance (relative to the benchmark). The company suffered earlier in the reporting period as it faced difficulty in measuring advertisers’ conversion rates due to Apple’s iOS privacy changes. Later in the reporting period, the company had a more difficult time than expected gaining market share amid a weakening environment for advertising revenue. We exited the Fund’s position in the stock during the reporting period.

The medical device company Align Technology, Inc. that designs, manufactures, and markets dentistry products such as Invisalign was among the top detractors. During the reporting period, the company suffered on fears that demand for their clear aligner product may have been pulled forward during the pandemic more than previously expected and that consumer spending on big-ticket items would decline as the macroeconomic outlook weakens. We exited the Fund’s position in the stock during the reporting period.

Another detractor from Fund performance was cloud-based customer engagement platform Twilio, Inc. At the onset of the COVID-19 pandemic, demand for Twilio’s core products grew swiftly as digital transformation efforts accelerated, but the stock recently suffered from difficult year-over-year comparisons, lowered growth expectations, and margins below expectations. High-growth stocks with expected cash flows far out into the future generally fell during the reporting period as interest rates rose significantly. We exited the Fund’s position in the stock during the reporting period.

Olaplex Holdings, Inc., the manufacturer of personal care products, was among the top detractors. Olaplex suffered during the reporting period as company management lowered guidance due to a weakening macroeconomic environment that could reduce demand for its products.

Match Group, Inc., the provider of dating apps and services was among the Fund’s top detractors for the reporting period. Tinder, which accounts for roughly half of Match’s revenue, has seen slowing growth, so management guided to lower expectations as it attempts to reset the division. This disappointing growth from Tinder led to turnover among the management team with the head of Tinder exiting the firm during the reporting period. We have generally been disappointed in Match’s post-pandemic recovery, as we had hoped it would be a greater beneficiary of increased social activity.

By comparison, Deere & Company, the agriculture and industrial equipment manufacturer, contributed to Fund performance. Deere has benefited as the market begins to recognize the company’s transition from a cyclical, agricultural-based company to a technology-centric provider of precision agriculture products. The company reported good results during the reporting period with a solid outlook for its 2023 order book.

Another contributor to the Fund’s performance was Howmet Aerospace, Inc. A spinout of Arconic in 2020, it has a leadership position in the manufacturing of specialized aircraft components. The aerospace industry tends to operate on its own economic cycle, and we believe that the industry is at an earlier phase of its recovery compared to the rest of the economy. In the longer term, Howmet is exposed to trends such as a secular increase in travel demand and the modernization of aircraft fleets to address network issues, fuel efficiency, and reduced carbon emissions.

The payments company Mastercard, Inc. also aided performance results, as the company benefitting from resilient consumer spending. Travel data was better than expected with the reopening of travel in Asian markets such as China and Japan leading to material improvement in Mastercard’s revenue outlook.

Horizon Therapeutics Plc (biopharmaceutical therapies for rare, autoimmune and severe inflammatory diseases) was another contributor to the Fund’s performance. We believe Horizon’s business model has been misunderstood by the market; it transitioned from a specialty pharmaceutical company to a biopharmaceutical company focused on rare diseases and orphan drugs, driven by its two key pharmaceutical assets: Krystexxa which treats severe gout and Tepezza which treats thyroid eye disease. During the reporting period, it was announced that biotechnology firm Amgen would acquire Horizon, sending its stock price higher.

CoStar Group. Inc, the provider of real estate information, analytics, and online marketplaces, was also among the Fund’s top relative performers. Apartment owners’ incentive to advertise using CoStar’s services increased as apartment inventory and vacancy rates have risen following a historically tight rental market. The company also benefits from a subscription-based recurring revenue model and significant cash on its balance sheet.

Growth Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Growth Portfolio’s Class I returned -31.21%, compared to a return of -29.14% for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on May 1, 2013, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(31.21%)	9.58%	12.81%

Fund’s Class P	(31.07%)	9.80%	13.04%

Russell 1000 Growth Index	(29.14%)	10.96%	14.10%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. The strategy is an actively managed, research-driven growth fund. We, the MFS investment management team, build the Fund from the bottom up, selecting companies with the best opportunities for growth two to three years into the future. When applying the Fund’s valuation analysis, we consider the magnitude and potential growth rate of a company against what the market has discounted. At the sector level, we typically limit significant over- and under-weights relative to the benchmark, allowing bottom-up stock selection to drive performance results over time.

Stock selection in both the consumer, non-cyclical and industrial sectors detracted from performance relative to the benchmark by the Fund not owning shares of certain benchmark components. Within the consumer, non-cyclical sector, not owning shares of pharmaceutical companies Abbvie and Eli Lilly, beverages, food and snacks producer PepsiCo and beverage maker Coca-Cola held back relative results. The stock price of Abbvie rose during the reporting period after the company delivered earnings per share results that were ahead of expectations, driven by strong revenue growth in its Botox and Juvederm segments. The share price of Eli Lilly benefited from very impressive phase III data from trials of the company’s weight-loss treatment, SURMOUNT-1, and positive contribution from COVID-19 antibody revenues. Within the industrial sector, not owning shares of defense contractor Lockheed Martin also detracted from relative returns.

An overweight position in the technology sector further weakened relative performance led by overweight positions in software company Adobe Systems and dating products provider Match Group and the timing of the Fund’s ownership in shares of internet TV shows and movie subscription services provider Netflix (security was not held in the Fund at reporting period end). The stock price of Adobe Systems fell as the company lowered its revenue guidance and announced its intention to acquire privately-owned design and collaboration tool company Figma.

An overweight position in internet retailer Amazon.com and an underweight position in computer and personal electronics maker Apple further hindered relative performance.

An underweight position in the consumer, cyclical sector contributed to relative performance. Within this sector, not owning shares of electric vehicle manufacturer Tesla boosted relative returns. The stock price of Tesla declined due to uncertainty surrounding production shutdowns at the company’s Shanghai manufacturing plant, reduced vehicle deliveries, increased competitive concerns and questions regarding Tesla CEO Elon Musk’s acquisition of social media platform Twitter.

Stocks in other sectors that supported relative performance included holdings of medical devices maker Boston Scientific (which is not a benchmark constituent) and electronic instruments manufacturer AMETEK (which is not a benchmark constituent), and overweight positions in debit and credit transaction processing company Mastercard, biotechnology company Vertex Pharmaceuticals, risk management and human capital consulting services provider Aon, life sciences supply company Thermo Fisher Scientific and digital payments services provider Visa. The stock price of Boston Scientific advanced as the company delivered financial results above market expectations, driven by organic sales growth and strong revenue performance in its cardiovascular segment. The stock price of Mastercard rose as the company delivered financial results above market expectations, driven by organic sales growth and strong revenue performance in its cardiovascular segment. Additionally, an underweight position in shares of social networking service provider Meta Platforms (security was not held in the Fund at reporting period end) further bolstered relative results.

The Fund’s cash and/or cash equivalents position during the reporting period was also a contributor to relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

equity markets fell, as measured by the Fund’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Hedged Equity Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Hedged Equity Portfolio’s Class I returned -7.95%, compared to a return of -18.11% for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2021 through December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2021 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	Since Inception (4/30/21)

Fund’s Class I	(7.95%)	(1.80%)

Fund’s Class P	(7.76%)	(1.61%)

S&P 500 Index	(18.11%)	(3.48%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund strives to provide capital appreciation through participation in a portion of the broad equity markets while hedging overall market exposure relative to traditional long-only equity strategies.

For the Fund’s reporting period, the Fund performed as designed, taking part in a portion of market downside while overall providing a smoother ride for the Fund. The Fund continued to be a hallmark conservative equity strategy for those seeking to get invested in the equity market with staying power. This is particularly resonant today given the current volatility in the market.

The pharma/medical technology, insurance and industrial cyclical sectors contributed to performance during the Fund’s reporting period while the technology, media and basic materials sectors detracted from performance.

As to individual stock selections that contributed to the Fund’s performance during the reporting period, within the financials sector, a contributor was our underweight in financial technology company PayPal Holdings (PYPL). PYPL was negatively affected by both increasing digital wallet competition and slowing e-commerce growth. For the first time in the third quarter of the reporting period, PYPL disclosed that its core-branded checkout button, Smart Payment Buttons™ grew 4%, which is lower than estimates. We believe this datapoint is indicative of market share loss, particularly to Apple Pay and buy-now-pay-later. Within the industrial cyclicals sector, an overweight position in agricultural equipment manufacturing company Deere (DE) contributed to performance. DE outperformed despite supply chain issues, with strong pricing, sustained demand amidst tight supply, and strong farmer incomes and crop prices. Notably over the last quarter of the reporting period, DE reported that their fiscal year end 2022 results had stronger than anticipated volumes and price realization. Within pharma/medical technology, an overweight in biopharmaceutical company AbbVie (ABBV) contributed to performance. The stock not only benefitted from the growth-to-value rotation but also from the success of Rinvoq, their rheumatoid arthritis drug, and Skyrizi, their psoriasis drug.

As to individual stock selections that detracted from performance during the Fund’s reporting period, within the pharma/medical technology sector, our overweight position in healthcare company Baxter International (BAX) was a detractor to performance after management continued lowering the earnings-per-share (EPS) guidance. The company has seen an outsized negative impact from macro pressures that include: supply chain difficulties, higher oil prices, and foreign exchange headwinds among others. These factors, combined with overly optimistic internal expectations, lead to disappointing quarterly EPS results and multiple fiscal year end 2022 EPS guidance reductions. Within technology, an overweight in data storage company Seagate Technology (STX) detracted from performance. The stock was under pressure during the reporting period after management cut its earnings and revenue forecasts, citing a worsening macroeconomic backdrop. As with the broader semiconductor industry, STX experienced the impact of an inventory correction that was deeper and longer than expected. Within telecommunications, an overweight in telecommunications and mass media company Charter Communications (CHTR) detracted from performance on the back of market sensitivity to disappointing cable subscriber growth.

During the reporting period, the Fund’s use of derivatives included using index options purely for risk mitigation purposes in the Fund. By forgoing a portion of the market upside, we were able to provide the Fund an explicit downside hedge each quarter using index options. In addition, we use futures in the portfolio for cash management.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Large-Cap Core Portfolio (managed by J.P. Morgan Investment Management Inc)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Large-Cap Core Portfolio’s Class I returned -20.61%, compared to a return of -18.11% for its benchmark, the S&P 500 Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	JP Morgan began managing the Fund on May 1, 2022, and some Investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(20.61%)	7.09%	10.78%

Fund’s Class P	(20.46%)	7.31%	11.00%

S&P 500 Index	(18.11%)	9.42%	12.56%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark.

JPMorgan

JPMorgan assumed management of the Fund on May 1, 2022. During the eight month period from May 1, 2022 through December 31, 2022 when JPMorgan managed the Fund, the Fund underperformed the benchmark. We, the JPMorgan large-cap core portfolio management team, principally invest the Fund’s assets in the equity securities of large-capitalization companies that reflect a growth style and/or value style (“core”) by employing a three-step process that combines research, valuation and stock selection. In seeking to achieve the Fund’s goal of long-term growth of capital, we take an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential, with the research findings allow us to rank the companies according to their relative value. The Fund seeks to outperform its benchmark over a full market cycle, which we define as three to five years.

The media, commodities and telecommunications sectors detracted from performance relative to benchmark while the industrial cyclical, utilities and semiconductors & hardware sectors contributed to relative performance during the period we managed the Fund.

As to individual stock selections that detracted from performance during the period we managed the Fund, within media, our overweight (relative to the benchmark) in social media company Snap detracted from performance. The company underperformed for the period we managed the Fund after being hard hit by a slowdown in advertising due to the weakening macro environment. While we have observed a slowdown in digital advertising in general, SNAP has seen higher volatility due to being a smaller platform and its vertical exposure to some weaker categories. Within real estate investment trusts (REITs), an overweight position in Prologis, a logistics focused REIT, detracted from performance. Underperformance was primarily driven by fears of a material slowdown in demand from a weakening macro and a pull back from large ecommerce players such as Amazon. Within commodities, an overweight position in Baker Hughes, an energy technology company, detracted from performance. Investors perceived the separation of business into OFSE (Oil Field Services & Equipment) and IET (Industrial & Energy Technology) units negatively, as it added to the complexity of business representation.

As to individual stock selections that contributed to the Fund’s performance during the period we managed the Fund, within the autos & transportation sector, an overweight in transportation company Norfolk Southern contributed to performance. The stock outperformed as revenue per unit was stronger than consensus, which was boosted by fuel surcharges. We are optimistic that management will continue to improve service and headcount issues, driving further improvements in volume and operating ratio. Within the industrial cyclical sector, our overweight in aerospace and defense technology company Northrop Grumman served as contributor to performance during the period we managed the Fund as defense stocks outperformed given the Russia-Ukraine conflict and recession fears. Within semiconductors & hardware, an underweight in technology company Nvidia contributed to performance during the period we managed the Fund. Shares were under pressure as the company

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

posted a string of quarterly results that were below expectations. The company was further impacted by supply chain disruptions in China as well as a halt in sales to the Russian market. Finally, Nvidia saw a large correction in their gaming segment, which was beneficiary of Covid driven crypto demand.

We used index futures in the Fund for cash management purposes during the period we managed the Fund.

Invesco

Invesco managed the Fund from January 1, 2022 through April 29, 2022. During this approximate four-month period, the Fund’s Class I underperformed the benchmark. We, the Invesco Main Street team, strived to keep the Fund in an all-weather orientation. Traditionally, this approach has been favored during periods of economic uncertainty and heightened market volatility as investors favor stocks of higher quality companies – with greater consistency and stability of revenue and earnings – leading to relatively better stock performance of those companies. With a goal of seeking long-term growth of capital and income in mind, we focused on companies with economic advantages and skilled management teams positions us well during most market environments. During times of economic volatility, such companies frequently widen their lead over weaker competitors. We seeked to invest in companies, characterized by these qualities, at compelling valuations and believe this disciplined approach is essential to generating superior long-term performance. We principally invested the Fund in common stocks of U.S. companies with large market capitalizations.

The biggest detractors to relative performance for the period we managed the Fund included stock selection in the information technology, financials, and consumer discretionary sectors. Key individual detractors to relative performance for the period we managed the Fund included Netflix, Qualcomm, and Advance Micro Devices.

Netflix, a streaming entertainment services company, underperformed for the period we managed the Fund following weaker-than-expected subscriber growth and profit margin guidance. The profit margin headwinds were partially due to foreign currency exchange rates as the majority of the company’s revenues come from outside the US.

Qualcomm, a company focused on development, design and production of digital telecommunications products and services, underperformed for the period we managed the Fund as semi-conductor stocks, and technology stocks more broadly, were out of favor with investors. The company was also affected by COVID-related headwinds in China, which caused weakness in the handset market that was critical to Qualcomm’s growth plans.

For the period we managed the Fund, Advanced Micro Devices, a supplier to the semiconductor industry, saw weakened demand for the company’s consumer central processing units (CPU) and graphics processing units (GPU) businesses due to global macro-economic headwinds.

The biggest contributors to relative performance for the period we managed the Fund included stock selection in the health care and real estate sectors and a moderate underweight to the communication services sector. Key individual contributors to relative performance for the period we managed the Fund included AstraZeneca, Raytheon, and Eli Lilly.

AstraZeneca, a pharmaceutical company, reported better-than-expected quarterly earnings for the first quarter of 2022 and management provided well-received guidance for 2022 revenue and earnings-per-share (EPS) growth. The company also modestly raised its dividend.

Raytheon, an aerospace and defense company, reported better-than-expected earnings results for the first quarter of 2022. Additionally, the company’s defense business was expected to benefit from the Russia-Ukraine conflict as the US defense budget request released in March 2022 was larger than many investors had expected.

In the first quarter of 2022, Eli Lilly, a pharmaceutical company, reported favorable data for its obesity drug, tirzepatide, and also received Food & Drug Administration (FDA) approval to use the drug for type 2 diabetes in adults. Also, pharmaceutical companies were generally viewed as a defensive industry, which the market favored during the equity selloff for the portion of the reporting period in which we managed the Fund.

Large-Cap Growth Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Large-Cap Growth Portfolio’s Class I returned -37.90%, compared to a return of -29.14% for its benchmark, the Russell 1000 Growth Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2013, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(37.90%)	6.86%	11.47%

Fund’s Class P	(37.77%)	7.07%	11.69%

Russell 1000 Growth Index	(29.14%)	10.96%	14.10%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the BlackRock Fundamental Equities (U.S. Growth) Team, implement the Fund’s investment strategy by identifying and investing in companies for which the magnitude and/or duration of their future growth prospects are underappreciated by the market. In particular, we seek large-capitalization companies that possess dominant market positions, a major technological edge, or a unique competitive advantage.

During the reporting period, selection in the information technology and communication services, as well as positioning in the consumer staples sectors detracted from performance relative to the benchmark, while positioning in the energy sector as well as the Fund’s cash position were the largest contributors to relative returns.

At the sector level, information technology was the largest detractor from relative performance driven by stock selection in the semiconductors & semiconductor equipment industry. Notably, an off-benchmark position in Marvell Technology, Inc., a producer and supplier of infrastructure semiconductor solutions, weighed on performance as disappointing corporate guidance reflected weakening end market demand. Additionally, an overweight position in NVIDIA Corporation, manufacturer of computer graphics processors, chipsets, and related software, detracted from performance as shares of technology companies with a high price to earnings ratio faced pressure during the reporting period. Another key detractor was communication services where security selection amongst interactive media & services positions detracted from results. Specifically, an off-benchmark position in Snap, Inc. and an overweight position in Match Group, Inc. detracted from relative returns. Match Group operates the largest global portfolio of dating apps & websites, spanning over 45 brands including Tinder, OkCupid, Hinge, etc. Shares of Match Group struggled during the reporting period as the company posted disappointing earnings amid the deteriorating macro-economic conditions. Additionally, shares of Snap, a social media & communications company, underperformed significantly, reflecting a more rapid deterioration in the macro environment than anticipated. While we continue to see long-term opportunity for Snap to better monetize its daily active users, we exited our position as we expect ad budgets to remain under pressure in an uncertain macro environment.

Lastly, underweight positioning in consumer staples weighed on results, led by our decision to not invest in beverages and food & staples retailing companies given what we believe have limited growth opportunities and face a mounting competitive threat. Specifically, no Fund exposure to Coco-Cola Co., a beverage company, hurt relative performance, as the shares performed well given the company delivered strong earnings and remained resilient in the uncertain macro environment.

The largest contributor to relative performance was positioning in energy, driven by an overweight to the oil & gas exploration & production (E&P) sub-industry. Specifically, an overweight position in Pioneer Natural Resources Company and an off-benchmark position in EQT Corp bolstered returns. Pioneer Natural Resources is an oil & gas exploration and production company while EQT is a low-cost natural gas producer, and both companies performed well during the reporting period, as a result of the tightly supplied oil & gas environment. Next, the Fund’s cash position proved advantageous amid declining stock prices. Elsewhere in the Fund, overweight positions in TransDigm Group, Inc. within industrials and in Visa, Inc. within information technology contributed to relative results. Visa, Inc., a global payments technology company, performed well (relative to sector peers) during the reporting period given higher than typical inflation and the continued recovery in cross-broader travel to support earnings even amidst an economic slowdown. Additionally, Visa remains one of our favorite business models given secular tailwinds from digitization of payments, high incremental margins, and strong network efforts. Lastly TransDigm Group, an aerospace and defense company, outperformed during the reporting period given steady return to both leisure and corporate travel.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The Fund’s use of derivatives during the reporting period included futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

Large-Cap Value Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Large-Cap Value Portfolio’s Class I returned -6.63%, compared to a return of -7.54% for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(6.63%)	7.74%	10.32%

Fund’s Class P	(6.44%)	7.96%	10.54%

Russell 1000 Value Index	(7.54%)	6.67%	10.29%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the ClearBridge large-capitalization value team, use an interactive, research-driven approach to identify large-capitalization companies with strong business franchises and attractive valuations. We look for companies with proven business models and sustainable competitive advantages capable of generating superior returns over time across a range of potential scenarios. We place an emphasis on higher certainty of near- and medium-term cash flows, while discounting earnings from emerging business models or products. We consider valuations relative to normalized earnings power. We have been consistent in our disciplined investment approach, which focuses on competitively well-positioned companies that we believe have strong business franchises capable of generating superior returns across cycles.

Relative to the benchmark, overall security selection contributed to the Fund’s performance during the reporting period. Specifically, stock selection within the industrials, health care, information technology (IT), utilities and financials sectors positively impacted the Fund’s relative performance. An overweight (relative to the benchmark) in the energy sector and underweights to the real estate and communication services sectors also contributed to the Fund’s relative performance. On an individual holding basis, the leading contributors to relative Fund performance for the reporting period included positions in: hydrocarbon exploration and production company ConocoPhillips in the energy sector; agricultural, construction and forestry equipment manufacturing company Deere and aerospace and defense contractor Northrop Grumman in the industrials sector; social media and digital advertising platform Meta Platforms in the communication services sector; and utility and energy infrastructure company Sempra Energy in the utilities sector.

Relative to the benchmark, the Fund’s security selection in the communication services and energy sectors detracted from performance during the reporting period. The Fund’s overweight to the IT sector and underweight to the health care and consumer staples sectors also detracted from relative returns during the reporting period. In terms of individual holdings, the leading detractors from relative Fund performance included positions in: American television provider Dish Network and telecommunications and mass media company Charter in the communication services sector; electric components maker TE Connectivity in the IT sector; equipment and services for data centers provider Vertiv in the industrials sector; and banking and financial services holding company Bank of America in the financials sector.

During the reporting period, we established new positions in multinational consumer health care company Haleon in the consumer staples sector, Meta Platforms in the communication services sector, Becton Dickinson in the health care sector and Intel in the IT sector. We closed positions in Booking Holdings and TJX Companies in the consumer discretionary sector, NXP Semiconductors in the IT sector, T-Mobile in the communication services sector and Capital One in the financials sector.

Mid-Cap Equity Portfolio (managed by Scout Investments, Inc.)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Mid-Cap Equity Portfolio’s Class I returned -17.26%, compared to a return of -17.32% for its benchmark, the Russell Midcap Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(17.26%)	6.03%	11.02%

Fund’s Class P	(17.09%)	6.24%	11.24%

Russell Midcap Index	(17.32%)	7.10%	10.96%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at Scout manage the Fund’s strategy by investing the Fund assets primarily in equity securities of companies with medium market capitalizations. The strategy is focused on individual stock selection and top-down analysis. We seek to invest in the securities of companies that we believe could benefit from macroeconomic or company-specific factors, and that are attractively priced relative to their fundamentals. The strategy invests in mid-cap stocks with emphasis on stocks with positive cash flows, strong balance sheets, attractive valuations, and fundamental, top-down (macroeconomic or political changes) or bottom-up (company-specific) catalysts to unlock that value, while avoiding those stocks that the strategy perceives to be exposed to unnecessary risk factors.

The Fund posted a negative return for shareholders but declined less than the benchmark in the reporting period. Sector allocation contributed to the Fund’s relative performance as compared to the benchmark due to relatively defensive positioning. We are continuing to run the same investment process that focuses on better balance sheets and cash generating businesses.

Sector allocation overall contributed to the Fund’s relative performance during the reporting period with the largest contribution from overweight positions (relative to the benchmark) in the energy and materials sectors. Sector allocation was positive for eight out of eleven sectors, with the financials and industrials sectors as well as cash having a negative effect on relative performance. Positive sector allocation effect was generated from the information technology, communications, energy, real estate, materials, consumer staples, and consumer discretionary sectors.

Stock selection detracted from the Fund’s relative performance in nine out of eleven sectors during the reporting period, with only stock selection in the healthcare and consumer discretionary sectors contributing.

At the individual security level, energy services firm Baker Hughes Company was the top contributor to Fund performance as investors favored energy stocks through most of the reporting period. Baker Hughes outperformed as legacy selling from its former owner General Electric tapered, and the company posted strong orders for gas export, energy production, and carbon sequestration systems. Discount retailer Ross Stores Inc. contributed to Fund performance due to fortunate timing of our purchases of the stock after it fell sharply following a weak report. Ross benefited in the later part of the reporting period as supply chain issues began to resolve and as consumers began to trade down into cheaper merchandise channels. Biopharmaceutical company Vertex Pharmaceuticals Inc. rallied during the reporting period as a potential competitor experienced difficulties in a clinical trial for a cystic fibrosis product, and as enthusiasm built for its long-term pipeline prospects in pain relief and diabetes care. Cardiovascular pump device maker Abiomed Inc. rallied as it received a takeout bid from a larger medical device company. Finally, oil and gas company Hess Corp performed well in a strong energy group. Enthusiasm for Hess’s long term oil production growth prospects grew as its production partner continued to drill good exploration wells in their shared offshore project in Guyana.

The top stock detractor for the reporting period was Generac Holdings Inc., a manufacturer and marketer of backup generator and clean energy systems. Generac suffered from a weakening housing market and fewer electrical outages from wildfires and hurricanes. Following a year of 50% revenue growth in 2021, the company experienced growing pains during the reporting period. After dealing with supply chain challenges earlier in the reporting period to meet demand for home standby generators, channel dealers finally have the inventory they need, but have not been able to find enough workers to do the installations for their customers. STAG Industrial Inc., an industrial storage Real Estate Investment Trust (REIT) detracted from performance due to slowing retail sales and rising interest rates. Also detracting from relative performance was Hain Celestial Inc., a natural foods and tea company, which experienced sharply lower results in the United Kingdom due to pressure on consumers from energy prices, inflation, and unfavorable currency movement. SVB Financial Group, which provides financial services primarily to the technology and biotech sectors, detracted from performance due to a slowdown in the technology sector which hurt total deposit levels and negatively impacted investment banking activity. SVB Financial remains financially strong and has successfully weathered downturns in the past. Finally, the Fund

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

holding concert producer and ticker seller Live Nation Entertainment, Inc. detracted from performance as enthusiasm for post-pandemic entertainment strength was overshadowed by concerns about the EU economy due to energy inflation, and headlines over a government inquiry into their ticket sales practices.

Mid-Cap Growth Portfolio (managed by Delaware Investments Fund Advisers)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Mid-Cap Growth Portfolio’s Class I returned -30.72%, compared to a return of -26.72% for its benchmark, the Russell Midcap Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Delaware Investments Fund Advisers began managing the Fund on April 30, 2021, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(30.72%)	10.97%	11.99%

Fund’s Class P	(30.59%)	11.19%	12.21%

Russell Midcap Growth Index	(26.72%)	7.64%	11.41%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. In selecting investments, we at Delaware Investments Fund Advisers maintain the Fund’s strategy by primarily emphasizing a bottom-up (stock-by-stock) approach with a focus on companies with medium market capitalizations that we believe have the potential for strong growth and increasing profitability, attractive valuations and sound capital structures. Our investment process also includes a review of the macroeconomic environment.

Sector allocation was the primary driver of the underperformance, led by the Fund’s continued lack of exposure to the dramatically outperforming energy sector. Though the energy sector is a small allocation to the benchmark, the Fund had no exposure to this sector. We remain wary of this sector, where certain companies have tended to spend with reckless, cyclical abandon, and not for the longer-term viability and profile of their businesses. We continue to research potential energy names for the Fund but have yet to enter any positions. A lack of any Fund exposure to the utilities sector also detracted from relative performance.

The leading detractors to performance (relative to the benchmark) where the Fund had exposure were the information technology (IT), industrials, financials, and materials sectors.

The Fund’s use of derivatives during the reporting period included equity options, which detracted from Fund performance by way of exposure early in the reporting period to option contracts written on individual securities to either gain or remove exposure to the name at a target price. As the year unfolded, we began to deploy excess cash as corporate valuations became more attractive and our outlook for an earnings recession remained shallow and short-lived.

The leading contributors to relative performance where the Fund had exposure were the healthcare, communication services, consumer discretionary, and consumer staples sectors. The Fund’s lack of exposure to the real estate sector also contributed to relative performance, as did the Fund’s cash position for the reporting period.

The IT sector remained the largest allocation within the Fund for the reporting period and was the largest overall detractor to relative performance. Healthcare, the largest overweight sector to the benchmark, added the most significant contribution to relative performance for the year.

The bottom five individual holdings that were relative detractors in the Fund for the reporting period were Trex Company Inc. (composite decking manufacturer), Marvell Technology Inc. (produces semiconductors), DocuSign Inc. (cloud-based electronic signature solutions), Scotts Miracle-Gro Company (lawn and garden care solutions manufacturer), and Clarivate PLC (global analytics, information and workflow solutions provider).

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The top five individual holdings that were relative contributors in the Fund for the reporting period were CoStar Group Inc. (commercial real estate information, analytics and software provider), Abiomed Inc. (medical device developer and manufacturer), Genmab A/S ADR (biotechnology company specializing in human antibody therapeutics), Horizon Therapeutics PLC (biopharmaceutical therapies for rare, autoimmune and severe inflammatory diseases), and DexCom Inc. (developer and manufacturer of continuous glucose monitoring devices).

Mid-Cap Value Portfolio (managed by Boston Partners Global Investors, Inc.)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Mid-Cap Value Portfolio’s Class I returned -7.26%, compared to a return of -12.03% for its benchmark, the Russell Midcap Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Boston Partners Global Investors, Inc. began managing the Fund on April 28, 2015, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(7.26%)	6.60%	10.04%

Fund’s Class P	(7.08%)	6.81%	10.26%

Russell Midcap Value Index	(12.03%)	5.72%	10.11%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We, the management team at Boston Partners, invest primarily in common stocks of medium capitalization U.S. companies that we identify as having value characteristics. In selecting investments for the Fund, we examine various factors in determining the value characteristics of an issuer, including price-to-book-value ratios and price-to-earnings ratios. We also select securities for the Fund based on a continuous study of trends in industries and companies, including the anticipated stability of earnings.

During the reporting period, stock selection was largely responsible for the Fund’s outperformance led by the financials, consumer discretionary, and energy sectors. In the financials sector, earnings in financial services and bank holding company Ameriprise were more resilient than expected due to wealth management fees and account growth and expanded net interest margins from bank related activities. The Fund’s position in life insurance company Globe Life benefited from a normalization of mortality rates post- COVID-19 and higher rates helped investment returns. In the consumer discretionary sector, aftermarket automotive parts retailer AutoZone continued to gain share with commercial customers resulting in better-than-expected sales and earnings. Motorcycle manufacturer Harley Davidson added value as inventories were tightened, margins improved, and the company repurchased shares. In the energy sector, refiners Marathon Petroleum and Valero enjoyed record margins and returned significant excess cash flow to shareholders.

Sector allocation contributed positively to relative returns due to the Fund’s overweight (relative to the benchmark) to the energy sector and underweight to the communication services and real estate sectors. The Fund’s underweight to the utilities and consumer staples sectors and overweight to the consumer discretionary sector reduced relative returns during the reporting period. Stock selection lagged in the real estate sector. The Fund’s position in apartment Real Estate Investment Trust (REIT) operator Essex detracted from performance as there was some softening in lease rates on the West Coast. Office REIT company Cousins Properties also detracted from performance as there was modest softening in occupancy and higher interest rates result in flat earnings. We trimmed both positions due to declining momentum.

We increased the Fund’s exposure to the industrials and materials sectors and reduced our exposure to the energy and financials sectors. Within the industrials sector, we added building products distributor Builders FirstSource which contributed to performance. The company exceeded expectations by a wide margin. In the materials sector, we initiated a position in instant oil change retailer Valvoline which also contributed to performance. Valvoline is selling its oil lubricants manufacturing which we anticipate will result in significant capital return to shareholders. In the energy sector, we closed the Fund’s position in hydrocarbon exploration and production company ConocoPhillips. The

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

company contributed to performance and has been a strong performer but became too large in capitalization to remain in the Fund. In the financials sector, the Fund’s position in State Street Bank a financial services and bank holding company, detracted from performance. The Fund’s position was sold as the company exceeded our price target after strong returns in the fourth quarter of the reporting period. The Fund’s position in Alleghany a casualty reinsurance and insurance company, contributed to performance but was also sold as its purchase by Berkshire Hathaway was completed.

Small-Cap Equity Portfolio (co-sub-advised by BlackRock Investment Management, LLC and Franklin Mutual Advisers, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Small-Cap Equity Portfolio’s Class I returned -12.92%, compared to a return of -14.48% for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(12.92%)	4.62%	8.47%

Fund’s Class P	(12.74%)	4.83%	8.69%

Russell 2000 Value Index	(14.48%)	4.13%	8.48%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The Fund is co-sub-advised by BlackRock and Franklin. The following are separate discussions from each co-sub-adviser.

BlackRock

For the reporting period, the BlackRock managed portion of the Fund’s Class I underperformed the benchmark. In seeking long-term growth of capital for the Fund, we at BlackRock maintain our portion of the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Small-capitalization value U.S. equities, as represented by the benchmark, finished the year with negative performance of -14.48% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the energy sector at 2.95%, the utilities sector at 0.01% and the consumer staples sector at -0.29%. The financials sector at -3.10%, the health care sector at -3.10%, and the real estate sector at -2.92% were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

Franklin

For the reporting period, the Franklin managed portion of the Fund’s Class I outperformed the benchmark. In seeking long-term growth of capital for the Fund, we at Franklin seek to invest our portion of the Fund in small-capitalization companies that we believe are selling below their underlying worth and have the potential for capital appreciation. We target investments in historically successful companies, with understandable business models, good corporate governance and low debt, that we view as temporarily trading at depressed levels relative to future earnings power over the long term. We believe this active management investment approach constitutes our competitive advantage and can offer both meaningful upside potential and a degree of downside risk management in periods of financial market turbulence. We select securities without regard to benchmark comparisons, and we aim for long-term results.

An underweight to health care companies, as well as stock selection within the health care sector, contributed significantly to relative returns during the reporting period for our portion of the Fund. Stock selection within the industrials and financials sectors also contributed. Our portion of the Fund’s best-performing stocks (relative to the benchmark) included TechnipFMC, Crescent Point Energy and McGrath RentCorp.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

TechnipFMC, an oilfield equipment and services company, contributed to relative performance, driven by better-than-expected quarterly results during the reporting period, continued strength in offshore order inflow and visibility on an improving industry order pipeline. Additionally, its board authorized a share buyback program and management reiterated its intention to start quarterly dividends in the second half of 2023.

Crescent Point Energy, a Canada-based exploration and production company, boosted relative performance. Multiple factors contributed to the strong performance, including a surprise dividend boost, a share buyback announcement, a reduction in debt, a positive free cash flow outlook and an increase in oil prices.

McGrath RentCorp, a provider of modular classrooms, offices, and storage containers, outperformed during the reporting period. The outperformance was driven by improving rental rates and the successful integration of recent acquisitions. We continue to find the shares attractive due to the company’s discounted valuation relative to its closest publicly traded peer and management’s ability to continue consolidating the modular classroom industry.

In contrast, overweightings in the consumer discretionary and information technology sectors, along with an underweight in utilities, hindered relative performance for our portion of the Fund during the reporting period. Individual companies detracting most from relative results included Great Lakes Dredge & Dock, Knowles Corp and ACI Worldwide.

Great Lakes Dredge & Dock, a U.S.-focused dredging company, underperformed due to weaker-than-expected results during the second quarter of the reporting period. The company faced operational challenges throughout the reporting period due to COVID-19, supply-chain issues, labor costs, and weather and dry dock scheduling, leading to a shortfall in meeting full-year 2022 guidance.

Shares of Knowles, a provider of advanced micro-acoustic, audio processing and precision device solutions, detracted from results. Lower global demand for consumer electronics, COVID-19 related shutdowns in China, excess inventory in the supply chain and the shift away from commoditized products led to a drop in capacity utilization. Furthermore, the company recently initiated a restructuring program to decrease its exposure to the commodity microelectron-mechanical systems (MEMS) microphone business.

Shares of ACI Worldwide, a provider of software products and solutions that facilitate electronic payments, detracted from results for the reporting period. The company missed third quarter 2022 estimates and announced a transition at the chief executive officer role in November 2022. We remain encouraged by the increased traction in real-time payments and the improved organic revenue growth profile.

Among the new positions initiated during the reporting period included trading and distribution company Univar Solutions, restaurant operator Brinker International, commercial services and supplies company IAA, food products company Maple Leaf Foods, road and rail company Saia, semiconductor company Onto Innovation and others. During the reporting period, we exited positions that included specialty retailer Dufry, aerospace and defense company Aerojet Rocketdyne, insurance companies Argo Group International Holdings and Old Republic International Corporation, bank First Horizon Corporation, energy equipment and services company NexTier Oilfield Solutions, and others.

Small-Cap Growth Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Small-Cap Growth Portfolio’s Class I returned -29.92%, compared to a return of -26.36% for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on May 1, 2020, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(29.92%)	9.07%	9.21%

Fund’s Class P	(29.78%)	9.29%	9.43%

Russell 2000 Growth Index	(26.36%)	3.51%	9.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

A. For the reporting period, the Fund’s Class I underperformed the benchmark. In seeking the Fund’s investment goal of capital appreciation, we at MFS invest the Fund’s assets in small-capitalization equity securities that we believe have above average earnings growth potential compared to other companies (growth companies). We use an active bottom-up investment approach to buying and selling investments for the Fund.

Stock selection in the industrial sector detracted from performance relative to the benchmark, led by the Fund’s holdings of building products manufacturer Azek (which is not a benchmark constituent) and an overweight position in agriculture equipment supplier Hydrofarm (security was not held in the Fund at reporting period end). Although Azek raised its full-year outlook and reported strong earnings results, driven by better-than-anticipated sales and margin growth, the stock price declined during the reporting period as macroeconomic and global geopolitical events appeared to have weighed on investor sentiment.

Security selection in the consumer non-cyclical sector also hindered relative performance. Within this sector, the Fund’s holdings of the following securities which are not contained in the benchmark detracted from the Fund’s relative returns during the reporting period: outsourced clinical development company Syneos Health, global technology consultant Thoughtworks, digital outsourcing services provider TaskUS and life science consumables provider Maravai Lifesciences. The stock price of Syneos Health fell as the company reported lower-than-expected revenue and depressed margins.

The Fund’s overweight positions in security risk intelligence solutions provider Rapid7, cloud-based virtual banking solutions provider Q2 Holdings and lending risk software solutions company Open Lending, and the timing of the Fund’s overweight position in mobile auction platform provider ACV Auctions, held back relative returns. The stock price of Rapid7 fell as the company noted that sales were held back as customers were more hesitant to justify the costs of information security spending.

Stock selection in both the financials and energy sectors contributed to relative performance. Within the financial sector, there were no individual securities, either in the Fund or in the benchmark, that were among the Fund’s top relative contributors for the reporting period. In the energy sector, the Fund’s overweight position in shares of specialty chemicals and energy equipment provider ChampionX supported relative results. ChampionX delivered earnings per share results above market expectations, driven by higher-than-expected revenues in its production chemical technologies segment. The company also announced an increase in its share buyback program, which further supported its share price.

Stock selection in the consumer cyclical sector further benefited relative performance. Within this sector, the Fund’s holdings of the following securities which are not contained in the benchmark contributed to the Fund’s relative returns during the reporting period: soccer club Manchester United, auction company Ritchie Bros Auctioneers and footwear company Skechers U.S.A. The stock price of Manchester United advanced as the company delivered fourth quarter financial results above market expectations, driven by strong revenue performance in its commercial segment. Shares also gained after the majority-owning Glazer family induced bankers to explore strategic alternatives for its iconic football club.

Stocks in other sectors that positively impact relative results included the Fund’s overweight positions in operations management and analytics company ExlService and commerce payment solutions manager EVO Payments (security was not held in the Fund at reporting period end). The share price of ExlService advanced as the company benefited from improved profitability as a result of the company’s ongoing secular shift toward digital transformation and the use of data analytics by its corporate customers. The stock price of EVO Payments rose as the company reported better-than-expected earnings per share results, driven by strong margin performance and a lower tax rate.

Additionally, the Fund’s holdings of national security information solutions company CACI International (which is not a benchmark constituent) aided relative performance. The stock price of CACI International rose after the company raised its revenue guidance for its fiscal year.

The Fund’s cash and/or cash equivalents position during the reporting period contributed to relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets fell, as measured by the Fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.

Small-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Small-Cap Index Portfolio’s Class I returned -20.86%, compared to a return of -20.44% for its benchmark, the Russell 2000 Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(20.86%)	3.52%	8.43%

Fund’s Class P	(20.70%)	3.73%	8.64%

Russell 2000 Index	(20.44%)	4.13%	9.01%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

U.S. small capitalization equities, as represented by the benchmark, finished the year with negative performance of -20.44% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the energy sector at 2.10%, the utilities sector at -0.04% and the consumer staples sector at -0.31%. The health care sector at -5.19%, the information technology sector at -4.77%, and the consumer discretionary sector at -3.40% were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

Small-Cap Value Portfolio (managed by AllianceBernstein L.P.)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Small-Cap Value Portfolio’s Class I returned -16.81%, compared to a return of -14.48% for its benchmark, the Russell 2000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)

AllianceBernstein L.P. (“AB”) became sole sub-adviser of the Fund on October 30, 2015. AB was co-sub-adviser of the Fund from May 1, 2014 through October 29, 2015 and some investment policies changed during that time. Another firm managed the Fund before May 1, 2014.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(16.81%)	3.67%	8.48%

Fund’s Class P	(16.64%)	3.88%	8.70%

Russell 2000 Value Index	(14.48%)	4.13%	8.48%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at AllianceBernstein maintain the Fund’s investment objective by seeking long-term growth of capital. The Fund seeks undervalued small-capitalization stocks with attractive long-term earnings prospects. We believe small-capitalization stocks offer greater opportunity for fundamental stock selection since they are covered by fewer industry analysts. The Fund invests primarily in equity securities of small-capitalization US companies.

Relative to the benchmark, overall sector selection detracted from the Fund’s performance during the reporting period. An underweight to the energy sector and an overweight to the consumer discretionary sector detracted from the Fund’s performance, while underweights to the healthcare and communication services sectors contributed.

Relative to the benchmark, security selection modestly contributed to the Fund’s performance. Specifically, security selection within the financials and healthcare sectors contributed, while selection in the industrials and consumer staples sectors detracted.

Detractors from Fund’s performance during the reporting period included Hain Celestial and The Goodyear Tire & Rubber Company. Hain Celestial, an American food company, detracted after it reported disappointing results in the last two quarters of the reporting period driven by cost inflation, supply-chain headwinds and weakness in European consumer spending. Tire manufacturer The Goodyear Tire & Rubber Company declined due to investor concerns about the company’s ability to raise prices to offset cost inflation. The company beat estimates for the first two quarters of the reporting period but missed estimates during the last two quarters of the reporting period.

Contributors to the Fund’s performance included HF Sinclair and Acadia Healthcare. HF Sinclair, an oil refiner and manufacturer of lubricants, contributed to the Fund’s performance during the reporting period. The company benefited from a sharp increase in refining margins driven by turmoil in the energy markets after the Russian invasion of Ukraine. Shares were additionally rewarded for the successful closing of the acquisition of The Sinclair Companies by HollyFrontier. Acadia Healthcare, a behavioral healthcare provider, contributed after reporting its earnings in the second quarter of the reporting period. These results showed financial strength for the company, with increased pricing offsetting declines in the number of patients admitted, thus allowing Acadia to manage through labor cost inflation headwinds during the reporting period.

Value Portfolio (managed by American Century Investment Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Value Portfolio’s Class I returned -0.53%, compared to a return of -7.54% for its benchmark, the Russell 1000 Value Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	American Century Investment Management, Inc., began managing the Fund on November 2, 2020. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(0.53%)	4.24%	9.00%

Fund’s Class P	(0.34%)	4.45%	9.22%

Russell 1000 Value Index	(7.54%)	6.67%	10.29%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. We at American Century Investments manage the Fund’s goal of seeking long-term growth of capital through a strategy of investing in large-capitalization U.S. companies that we believe are selling at a discount to their fair value. We seek to own higher-quality companies with superior risk/reward potential. We believe investing in these businesses should result in returns with lower volatility over time. Our bottom-up research determines a downside and fair value potential for each security. By focusing on higher-quality companies and understanding their values, we believe we can take advantage of pricing opportunities and avoid value traps. This also offers the potential for downside protection.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

During the reporting period, security selection and an overweight position (relative to the benchmark) in the financials sector contributed to the Fund’s outperformance. Notable contributors included The Allstate Corp. The insurance company reported accelerating price increases on its automobile policies at the same time when some of the company’s costs were moderating. The Fund’s positioning among capital markets and diversified financial services companies also contributed to relative returns.

On the downside, the financials sector also produced two notable detractors. Truist Financial detracted as its net interest income slowed, while credit concerns increased. Meanwhile, investment banking company The Bank of New York Mellon detracted due to concerns about lower fee income stemming from declines in the market and investment activity.

Security selection was a contributing factor as the Fund benefited from avoiding select benchmark securities that struggled during this volatile period. This was especially true in the information technology sector, where the Fund did not own benchmark holding Intel. The semiconductor maker experienced deteriorating operational performance due to competitive pressures and weakening demand for PCs. Not owning relationship management company salesforce.com also boosted relative results.

Facebook’s parent Meta Platforms is another sizable benchmark security we chose not to own in the Fund because it did not meet our investment criteria. The stock posted a significant decline during the reporting period due to disappointing results and concerns about its heavy investment in a metaverse business.

An overweight allocation and stock selection in the health care sector also contributed to relative performance. Medical device maker Zimmer Biomet Holdings was a key position as the company benefited from strong demand for products to support orthopedic procedures such as knee and hip replacements. Other health care sector contributors included managed health care and insurance company Cigna and hospital and health care services company Universal Health Services.

Individual contributors included energy company TotalEnergies, aerospace and defense company Raytheon Technologies and consumer products company Conagra Brands. TotalEnergies benefited from strong oil prices, which helped boost the company’s free cash flow. Meanwhile, Raytheon was among defense contractors that benefited from the increased focus on defense readiness amid heightened geopolitical tension. A recovery in commercial aerospace from pandemic lows also was positive for Raytheon. Conagra contributed due to revenue growth from higher prices and better-than-expected sales volume.

Top individual detractors came from a wide range of sectors. For example, shares of medical device company Medtronic declined due to weak earnings results due to supply chain problems and a slower-than-expected rebound in surgical procedures in the wake of COVID-19. We believe headwinds to Medtronic’s earnings are transitory.

F5, a technology company specializing in internet security and fraud protection, declined amid concerns that information technology spending will slow, particularly in Europe. Though the company’s guidance for 2023 earnings beat analysts’ expectations, its software growth projections were lower than expected. Cisco Systems was another detractor. The networking company reported disappointed earnings and guidance during the reporting period due to supply chain problems stemming from lockdowns in China.

Advance Auto Parts also detracted. The automotive replacement parts retailer underperformed after management announced weaker-than-expected earnings and a disappointing cash flow outlook.

The Fund buys forward foreign currency contracts for hedging purposes to help protect the Fund against adverse currency movements due to holding foreign securities and to isolate stock selection as the primary driver of performance. The Fund benefited from the currency hedges due to the strength of the U.S. dollar.

Value Advantage Portfolio (managed by J.P. Morgan Investment Management Inc.)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Value Advantage Portfolio’s Class I returned -4.07%, compared to a return of -7.98% for its benchmark, the Russell 3000 Value Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2013 through December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2013 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	Since Inception (4/30/13)

Fund’s Class I	(4.07%)	6.72%	9.19%

Fund’s Class P	(3.87%)	6.93%	9.41%

Russell 3000 Value Index	(7.98%)	6.50%	9.05%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. The cornerstone of JPMorgan’s investment philosophy for the Fund is the belief that companies possessing the ability to generate significant free cash flow and effectively allocate capital to create growth in value per share may, over the long-term, outperform stock market averages. We at JPMorgan seek to discover companies that offer the greatest potential against their current market value. While many companies may be considered cheap, our research process helps us to eliminate those that we believe do not possess the characteristics of a sound, long-term business and to identify those that we feel have been underrated or overlooked by the market.

We employ a bottom-up approach to stock selection, constructing the Fund based on company fundamentals and proprietary fundamental analysis. Our aim is to identify undervalued companies that have the potential to grow their intrinsic values per share and to purchase these companies at a discount, enabling the Fund to provide long-term total return through a combination of income and capital gains.

During the reporting period, the Fund outperformed its benchmark with positive stock selection in 8 out of 11 sectors. Strong stock selection in the healthcare and technology sectors contributed to outperformance, while the energy and materials sectors served as detractors.

Healthcare has been at the forefront of the market rotation into more value-oriented stocks. We had strong stock selection after adding to attractively valued pharmaceuticals like biopharmaceutical company AbbVie (ABBV) in 2021. ABBV contributed to performance, as fundamentals improved and investors are starting to show optimism that next year’s biosimilar impact on Humira will be more modest than originally expected.

The Fund’s relative underweight to technology, the worst performing sector during the reporting period, contributed to performance. Also contributing was Positive stock selection from a variety of companies with quality fundamentals such as semiconductor company Analog Devices (ADI).

The Fund’s weakest performance came from the more cyclical areas of the market within the energy and materials sectors, where we tend to focus on quality companies rather than the more commodity-tied business that have benefitted the most during the reporting period.

Finally, given the broad sell-off within financials during the reporting period, Fund holdings in banking and financial services holding company Bank of America (BAC) and bank holding company Capital One (COF) were the largest stock specific detractors from relative performance during the reporting period as market sentiment around recessionary fears outweighed the positives of resilient consumer balance sheets and rising rates. We continue to believe in the fundaments of each company and continue to hold both in the Fund.

Emerging Markets Portfolio (managed by Invesco Advisers, Inc)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Emerging Markets Portfolio’s Class I returned -25.27%, compared to a return of -20.09% for its benchmark, the MSCI Emerging Markets Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Invesco Advisers, Inc. acquired the prior firm managing the Fund and began managing the Fund effective May 24, 2019.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(25.27%)	(2.33%)	1.23%

Fund’s Class P	(25.12%)	(2.13%)	1.44%

MSCI Emerging Markets Index	(20.09%)	(1.40%)	1.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the Invesco Emerging Markets Equity team, believe investment success requires both imagination and rigor. Differentiated research – focused on businesses, not stocks – allows us to unearth real options embedded in portfolio companies. Our long-term investment horizon allows us to capture opportunities often unappreciated by conventional wisdom. We are long-term investors in Emerging Markets with a high conviction portfolio focused on exceptional companies with durable long-term growth, sustainable advantages as well as global and local disruptors. While the vast majority of the Fund’s assets are invested in securities that are domiciled or listed in Emerging Markets we also invest in other countries that we consider to be emerging markets that may not be reflected in the benchmark. We remain steadfastly committed to truly active and idiosyncratic investing in Emerging Markets, which has underwritten the portfolio’s strong long-term performance and growth of capital.

The largest detractor from performance relative to the benchmark was stock selection in the energy sector. Stock selection in the communication services sector also detracted from relative performance, as did stock selection in the financials sector. From a sector perspective, the largest contributor to relative performance was stock selection in the consumer discretionary sector. An overweight allocation and stock selection in the consumer staples sector also contributed to performance. Stock selection and an underweight allocation to the information technology sector also contributed to relative performance for the reporting period.

From a country perspective, stock selection and an overweight exposure in Russia was the largest detractor from relative performance. Stock selection in Brazil also had a negative impact. Stock selection and an underweight allocation to China was the largest contributor to performance. An underweight allocation and stock selection in South Korea also contributed to performance as did an overweight allocation to Hong Kong.

The Fund’s largest individual detractors for the reporting period were Novatek, Taiwan Semiconductor Manufacturing Co., and Yandex.

Novatek, based in Russia, is one of the largest independent global gas producers, and we believe it has considerable growth options in its portfolio of low cost, competitively advantaged liquefied natural gas (LNG) projects on the Yamal Peninsula. Demand for Novatek’s LNG projects is fundamentally supported by the global push to develop sources of cleaner energy. Novatek has been adversely affected by the impact of sanctions on Russia following that country’s invasion of Ukraine. Due to ongoing sanctions, lack of trading partners, low liquidity, settlement concerns, and future uncertainty, all Russian equity holdings were priced to zero as of March 2nd, 2022.

Taiwan Semiconductor Manufacturing Co. (TSMC), based in Taiwan, is one of the world’s leading semiconductor foundries and the key enabler of the new computing revolution, with multiple architectures, chip platforms and design teams competing to push computing and AI innovation. TSMC is expanding production capabilities with construction underway on a chipmaking plant in Arizona that is slated to open in 2024, intentions to build a second plant in the state, and potential expansion plans in Japan. The stock’s performance during 2022 was impacted by investors’ negative sentiment around semiconductors demand driven by concerns about potential global recession and geopolitical tensions.

The Russian company Yandex is one of the dominant internet companies in Russia’s transforming digital landscape, holding positions in several categories including Russia’s search, shared mobility, food delivery, e-commerce, and others. Yandex has been adversely affected by the impact of sanctions on Russia following that country’s invasion of Ukraine. Due to ongoing sanctions, lack of trading partners, low liquidity, settlement concerns, and future uncertainty, all Russian equity holdings were priced to zero as of March 2nd, 2022.

The Fund’s top absolute contributors for the reporting period were Vale, Yum China, and H World Group.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Vale is a Brazilian multinational company that is one of the largest global iron ore and nickel producers with expertise in mining, logistics, energy, and steelmaking. Vale benefited during the reporting period from positive investor sentiment around Brazilian equities driven by strong commodity outlook with Brazilian equity market being among a handful of markets that posted positive performance in 2022.

Yum China operates a portfolio of quick serve restaurants in the underpenetrated Chinese market with notable brands such as KFC and Pizza Hut. Despite the challenges of operating under China’s zero Covid policy, Yum China was able to deliver strong results during the reporting period, driven by management’s effective cost cutting measures such as negotiating rental relief, strong operating leverage and margin improvement, and continued expansion into lower tier cities. We believe growth should further improve with lifting of mobility restrictions in China.

H World Group (formerly Huazhu) is a pioneer in the Chinese hotel industry, primarily using a franchise model. It has solidified and maintained its leadership position through investments in infrastructure technology, which have supported operational efficiency and boosted brand loyalty. Despite nearly three years of China’s zero-Covid protocols, H World was able to improve its revenue per available room while continuing expansion initiatives into lower tier cities during the reporting period. In December 2022 China announced it will relax its strict Covid measures, which should benefit H World as travel and mobility are expected to resume.

International Growth Portfolio (managed by ClearBridge Investments, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the International Growth Portfolio’s Class I returned -21.54% compared to a return of -14.45% for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on October 29, 2021 through December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on October 29, 2021 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects .reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	Since Inception (10/29/21)

Fund’s Class I	(21.54%)	(19.24%)

Fund’s Class P	(21.38%)	(19.07%)

MSCI EAFE Index	(14.45%)	(12.27%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We, the ClearBridge international growth team, seek out attractively valued stocks across all market capitalizations to construct a diversified portfolio of growth companies in developed and emerging markets outside the U.S. We target growth companies across three categories – secular, structural and emerging – that give us the most opportunities to participate in the returns available through all market conditions while paying close attention to risk. Secular growth companies are issuers that have established businesses and leading market share in their respective industry with the balance sheets and pricing power to deliver consistent growth. Our structural growth segment allows us to own undervalued cyclicals and companies that have earnings that are temporarily depressed but that we believe should see a step change in forward earnings. Emerging growth companies are what many investors think of as growth companies with above average revenue growth and innovative business models that may be earlier in their growth lifecycle and investing heavily to fund future growth.

Relative to the benchmark, overall security selection and overall sector allocation detracted from the Fund’s performance during the reporting period. Specifically, stock selection within the industrials, information technology (IT), consumer staples, health care, materials and communication services sectors detracted from the Fund’s relative performance. An overweight in the IT sector and underweights in the financials and energy sectors also detracted from the Fund’s relative performance. On an individual holding basis, the leading detractors from relative Fund performance for the reporting period included positions in software company Atlassian (Australia) and electronic component and sensor manufacturer TE Connectivity (Switzerland) in the IT sector, job search and talent management provider Recruit Holdings (Japan) and outsourced omnichannel customer service provider Teleperformance (France) in the industrials sector and multinational clinical research organization ICON (Ireland) in the health care sector.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Relative to the benchmark, the Fund’s security selection in the energy, utilities and consumer discretionary sectors contributed to performance during the reporting period. The Fund’s underweights to the consumer discretionary sector also had a positive impact on relative returns. In terms of individual holdings, the leading contributors to relative Fund performance included positions in Oilfield services company Schlumberger (U.S.) in the energy sector, pharmaceutical company Novo Nordisk (Denmark) in the health care sector, Hong Kong Exchanges & Clearing (Hong Kong) in the financials sector, consumer and professional electronic products manufacturer Sony Group (Japan) in the consumer discretionary sector and consumer internet company Sea Ltd. (Singapore) in the communication services sector.

During the reporting period, we established a number of new positions for the Fund, including medical device and precision instrument maker Olympus Corp. (Japan) in the health care sector, multinational consumer healthcare company Haleon (United Kingdom) in the consumer staples sector and transaction services provider Deutsche Boerse (Germany) in the financials sector. Notable sales in the reporting period included the Fund’s positions in Taiwan Semiconductor (Taiwan) in the IT sector, B2B e-commerce company MonotaRo (Japan) in the industrials sector and e-commerce enablement and grocery logistics provider Ocado Group (United Kingdom) in the consumer staples sector.

International Large-Cap Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the International Large-Cap Portfolio’s Class I returned -15.19%, compared to a return of -14.45% for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(15.19%)	4.01%	5.67%

Fund’s Class P	(15.02%)	4.22%	5.89%

MSCI EAFE Index	(14.45%)	1.54%	4.67%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the benchmark. We at MFS use a bottom-up investment style, involving the research of the fundamentals of each individual opportunity and analyzing certain aspects of a company such as earnings, cash flows, growth potential and management abilities. In managing the Fund, we invest primarily in the securities of foreign issuers with large market capitalizations.

Stock selection in the consumer, non-cyclical, sector detracted from performance relative to the benchmark. Not owning strong-performing biopharmaceutical company AstraZeneca (United Kingdom), and an overweight position in both imaging products and medical-related equipment manufacturer HOYA (Japan) and healthcare, lightning, and consumer well-being technology firm Koninklijke Philips (Netherlands) (security was not held in the Fund at reporting period end), hurt relative results.

An underweight allocation to the energy sector hurt relative performance. In this sector, not owning both global energy and petrochemicals company Shell (United Kingdom) and integrated energy and petroleum company TotalEnergies (France) held back relative returns. Shell’s stock price rose during the reporting period as management delivered above-consensus second-quarter financial results, driven by strong performance in its upstream segment.

Stocks in other sectors that weakened relative returns included overweight holdings of consulting services provider Capgemini (France), electrical distribution equipment manufacturer Schneider Electric (France) and paint and specialty chemicals manufacturer Akzo Nobel (Netherlands). The stock price for Schneider Electric appreciated after the company reported better-than-expected organic revenue growth in its Energy Management and Industrial Automation business segments. Despite these strong results, management’s cautious near-term outlook, resulting from manufacturing and distribution disruptions caused by the Shanghai lockdown, appeared to have weighed on investor sentiment. Holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing (Taiwan) (which is not a benchmark constituent) and not holding shares of mining giant BHP Group (Australia) further weighed on relative results. The share price of BHP Group rose as the company posted better-than-expected earnings results, driven by strong petroleum and iron ore divisional performance. Lower net debt and a higher-than-expected dividend payout ratio further buoyed the company’s share price performance during the quarter.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection in the financial sector was a primary contributor to relative performance. Within this sector, the Fund’s overweight holdings of insurance company AIA Group (Hong Kong), stock exchange Deutsche Boerse (Germany), investment management and banking firm UBS (Switzerland) and insurance provider Zurich Insurance Group (Switzerland) aided relative results. AIA Group’s stock price rose as the company benefited from more concrete signs of the economy re-opening due to the easing of COVID-19 lockdown policies and the addition of new insurance underwriting revenue. The stock price for Deutsche Boerse benefited from the higher interest rate environment, notably impacting net interest income within its Securities Services division and better-than-expected revenue within its Trading and Clearing division.

Stocks in other sectors that helped relative performance included not holding shares of benchmark constituent lithography systems manufacturer for the semiconductor industry ASML (Netherlands) as the stock price underperformed the benchmark over the reporting period. Although the company delivered strong sales results, ASML’s management reported weaker-than-expected profit guidance for 2022, owing to wage inflation and higher freight costs. The Fund’s overweight holdings of cosmetic products manufacturer Beiersdorf (Germany), pharmaceutical company Novo Nordisk (Denmark), food catering company Compass Group (United Kingdom) and oil and gas company Galp Energia (Portugal) aided relative returns. The share price for Beiersdorf benefited from the company’s strong organic sales, driven by market share gains and a better pricing mix of its Nivea brand. Beiersdorf also benefited from the successful launch of its anti-dark-spot face treatment luminous630 and a strong rebound in its sun care category. The share price for Novo Nordisk climbed as the company posted another set of robust top-line growth that was significantly higher than the sector average. Additionally, given the continued strong sales in both its North America Operations and International Operations, mainly driven by Diabetes and Obesity care, Novo Nordisk upgraded its guidance projections, which further supported the stock. An out-of-benchmark holding of integrated energy company Suncor Energy (Canada) further strengthened relative performance.

International Small-Cap Portfolio (managed by FIAM LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the International Small-Cap Portfolio’s Class I returned -17.09%, compared to a return of -19.97% for its benchmark the MSCI ACWI ex US Small Cap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	FIAM LLC began managing the Fund on November 1, 2021, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022 (1)
	1 Year	5 Years	10 Years

Fund’s Class I	(17.09%)	(0.88%)	5.67%

Fund’s Class P	(16.92%)	(0.68%)	5.88%

MSCI ACWI ex US Small Cap Index	(19.97%)	0.67%	5.24%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the benchmark. In buying and selling securities for the Fund, we at FIAM utilize fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions. The Fund seeks out issuers in non-U.S. countries with smaller market capitalizations that generate sustainable free cash flows, have sound balance sheets, and are led by capable management teams. We try to purchase such companies for the Fund when they are trading at a discount to intrinsic value.

On both a geographic and sector basis, stock selection contributed to performance during the reporting period. On a geographic basis, stock selection in emerging markets was the biggest contributor to returns. An out-of-benchmark position in Brazil-based pharmaceutical and consumer health company Hypera was the single largest individual contributor. Hypera began the year by reporting better-than-consensus revenue and upping guidance considerably as it looked ahead to an array of new product launches. Revenue and profit growth continued throughout 2022, buoyed by competing generic drugs coming off patent and strength in its small but growing dermocosmetics business.

On a sector basis, the most notable contribution came from stock selection in technology, specifically the software & services industry, driven by a modest out-of-benchmark position in Hong Kong-based aviation IT services provider Travelsky Technology, which benefited from China’s reopening measures.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Stock selection in the industrials sector was another area of strength. The second largest individual contributor was an overweighting (relative to the benchmark) in German defense contractor Rheinmetall, which was one of the primary beneficiaries of European countries increasing their defense budgets in the wake of the Russia-Ukraine war.

The third and fourth largest individual contributors also came from the industrials sector. An overweighting in Spain-based logistics provider CIA de Distribucion Integral Logista Holdings saw gains as its steady, if unexciting, monopoly on tobacco distribution in Southern Europe continued to generate large amounts of cash, much of which was retained on its balance sheet. These high cash balances benefited from rising interest rates during the reporting period, which appealed to investors seeking defensive safe havens in global equity markets.

An overweighting in Greece-based industrial conglomerate Mytilineos was the fourth largest contributor. As one of the lowest cost aluminum producers in Europe, they did better than their less economical regional competitors and were also able to hedge above market rates for four years. The company’s favorable geography meant it was able to source natural gas feedstock at competitive prices. Management also made reasonable investments in solar and wind energy projects that have the potential to improve company’s appeal amongst Europe’s many ESG-focused investors.

Rounding out the top-five individual contributors was a small overweighting in U.K.-based wealth manager Brewin Dolphin Holdings. The company was acquired by Royal Bank of Canada at a premium during the review period.

Conversely, the Fund’s holdings in the materials and energy sectors struggled. In energy, U.K.-based engineering services company John Wood Group’s long turnaround story became a little longer with the appointment of a new CEO during the reporting period. In materials, an overweighting in India-based refractory materials provider (steel making and cement) RHI Magnesita moved steadily lower due to the poor European macro environment.

The Fund’s primary individual detractors resided in the consumer discretionary sector. Overweights in two retailers hurt most. Dustin Group, a reseller of information technology equipment in the Nordic region saw its CEO depart during the reporting period amidst the integration of a large Benelux acquisition and a general economic slowdown. A smaller overweighting in Nordic home furnishing retailer BHG Group was down more than 80% during the reporting period as the company was challenged by weak demand, excess inventory, cost inflation, and questionable management decisions.

International Value Portfolio (managed by Wellington Management Company LLP)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the International Value Portfolio’s Class I returned -1.26%, compared to a return of -14.45% for its benchmark, the MSCI EAFE Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Wellington Management Company LLP began managing the Fund on May 1, 2017, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(1.26%)	1.81%	3.80%

Fund’s Class P	(1.07%)	2.02%	4.00%

MSCI EAFE Index	(14.45%)	1.54%	4.67%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period the Fund’s Class I outperformed the benchmark. The Fund seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of large non-U.S. companies that we at Wellington believe to be undervalued. We, the Wellington portfolio management team, use a “contrarian value” approach to selecting securities, applying fundamental analysis to identify securities that we believe are undervalued by the market.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The primary driver of relative outperformance during the reporting period was the Fund’s security selection. Security selection within the financials, industrials, and consumer discretionary sectors were the top contributors to returns relative to the benchmark. This was partially offset by selections within the energy sector which detracted from performance. Sector allocation, a result of our fundamental security-selection process, also contributed to relative performance. The Fund’s overweight positions (relative to the benchmark) to the energy and financials sectors, as well as an underweight to the information technology sector contributed most to relative returns.

Geographically, our holdings in Europe (excluding United Kingdom) and Japan contributed the most to the Fund’s relative performance while our holdings in Asia-Pacific (excluding Japan) detracted.

Top contributors to relative performance during the reporting period included overweight allocations to Shell (United Kingdom; energy) and TotalEnergies (France; energy). The share price of Shell rose over the reporting period after the company reported a record profit in the second quarter due to high oil and gas prices and announced plans to repurchase $6 billion in shares in the third quarter. Shares of TotalEnergies rose after the company reported solid third-quarter results. Net profits soared 43% from the same period last year to $6.6 billion, with record performances for its natural gas and liquefied natural gas units. Management, however, did announce a new $3.1 billion accounting charge linked to its Russian assets, taking its total Russia-related impairments to nearly $11 billion during the reporting period.

Top detractors from benchmark-relative returns included not holding benchmark security BHP Group (Australia; materials) and having an out-of-benchmark allocation to Gazprom (Russia; energy). Shares of BHP Group, a global mining company, ended the reporting period higher as the company saw demand strengthen for its products as commodity prices in general increased globally. Shares of Gazprom, a Russian majority state-owned natural gas company, ended the reporting period lower. Russian stocks in general tumbled as the standoff between the West and Russia over Ukraine intensified and increasing sanctions against Russia heavily impacted the market value of Russian issuers.

Health Sciences Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Health Sciences Portfolio’s Class I returned -5.80%, compared to a return of -18.11% for the broad-based S&P 500 Index and a return of -6.10% for the sector-specific benchmark, the Russell 3000 Health Care Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	BlackRock Investment Management, LLC began managing the Fund on May 1, 2014, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(5.80%)	11.28%	15.56%

Fund’s Class P	(5.61%)	11.51%	15.80%

S&P 500 Index	(18.11%)	9.42%	12.56%

Russell 3000 Health Care Index	(6.10%)	11.38%	14.64%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed both the broad-based S&P 500 Index and the sector-specific Russell 3000 Health Care Index. The investment objective of the Fund is to provide long-term growth of capital. The Fund is a diversified, all-weather healthcare portfolio constructed using the fundamental investment process. From an aggregate level, there are two broad themes in the Fund: innovation and value-based healthcare.

The tumultuous macroeconomic backdrop throughout the reporting period was favorable for the healthcare sector. The Federal Reserve pursued persistent rate hikes to combat inflation which stoked market volatility and fears of recession. Given these dynamics, the healthcare sector performed well relative to most other sectors and the broad market, as investors favored the defensive, durable demand of the healthcare sector.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

While most sub-sectors within healthcare experienced positive performance over the reporting period, the medical devices & supplies sub-sector lagged as a result of supply chain and labor shortages. Supply chain shortages made semiconductor components very costly which hurt margins over the reporting period. Shortages of doctors and nurses put pressure on elective procedure volume, negatively impacting the earnings and outlook for many medical device companies.

Security selection contributed the Fund’s relative returns (all relative comparisons in this discussion are to the sector-specific benchmark) during the reporting period, while sector allocation detracted. At a sub-sector level, stock selection within medical devices & supplies and healthcare providers & services were the largest contributors to relative performance. On the detracting side, the Fund’s underweight allocation to the pharmaceuticals sub-sector detracted from relative returns during the reporting period.

With regards to specific holdings, an overweight position in Cigna was the single largest contributor to relative returns during the reporting period. The managed care provider repeatedly reported strong earnings and revenue growth across their health services businesses. Cigna also benefited from investors rotating towards larger companies with stable revenue streams in search of resilience during the period of heightened macroeconomic concern.

Additionally, off-benchmark positions in drug distributors McKesson and AmerisourceBergen contributed to the Fund’s relative performance. Over the reporting period investors flocked towards companies with resilient businesses that are well-insulated from broad macroeconomic pressures including inflation, recession, and U.S. dollar strength.

Another notable contributor included holding an underweight position in Align Technology, a U.S.-based manufacturer of dental aligners. The company came under pressure over the reporting period as a result of the macroeconomic sensitivity of their dental business.

Elsewhere, an underweight position in AbbVie was the largest detractor from the Fund’s performance as the company benefitted from being more value-oriented in the current macroeconomic environment.

In addition, an underweight position in Merck detracted from relative performance. The pharmaceutical company posted strong earnings over the reporting period, and the company’s stock benefitted from investors seeking out defensive investment opportunities.

An underweight to Humana also detracted from the Fund’s relative returns during the reporting period as the health insurance provider reported strong earnings over the reporting period and benefited from being a defensive security in the current environment.

As of the end of the reporting period, the Fund was overweight in the medical devices & supplies, biotechnology, and healthcare providers & services sub-sectors, while the Fund was underweight in the pharmaceuticals sub-sector.

The Fund’s use of derivatives during the reporting period included futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs.

Real Estate Portfolio (managed by Principal Real Estate Investors, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Real Estate Portfolio’s Class I returned -25.64%, compared to a return of -18.11% for the broad-based S&P 500 Index and a return of -25.37% for the sector-specific benchmark the MSCI U.S. REITs Index.

following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	Principal Real Estate Investors LLC began managing the Fund on May 1, 2018, and some investment policies changed at that time. Another firm managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(25.64%)	4.16%	6.17%

Fund’s Class P	(25.49%)	4.37%	6.38%

S&P 500 Index	(18.11%)	9.42%	12.56%

MSCI U.S. REITs Index	(25.37%)	2.48%	5.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed both the broad-based S&P 500 Index and the sector-specific MSCI U.S. REITs Index. We, the real estate securities team at Principal Real Estate Investors, utilize a fundamental style of investing. We rely on skilled portfolio managers and analysts to provide deep forward-looking perspectives and carry out rigorous, fundamental research on all investment opportunities. Security selection focuses on identifying relative stock mispricing amongst groups of comparable stocks. Excess return generation is bottom-up as we believe security selection is the most reliable and repeatable source of consistent outperformance. We construct portfolios to diversify risk and sources of excess returns, so excess return generation is consistent over the long term. Top-down and quantitative elements are incorporated but represent a minor role in our investment process.

In general, the real estate sector underperformed the domestic equity market (as measured by the broad-based benchmark) during the reporting period. In response to rising inflation in 2022, the Federal Reserve (Fed) quickly pivoted to a more hawkish policy and surprised the market with higher than expected rate hikes mid-year. Consequently, rate-sensitive real estate securities faced greater performance pressures during the reporting period given greater valuation pressures from the dramatic rise in rates.

Relative to the sector-specific benchmark, the Fund underperformed due to allocation decisions during the reporting period. An overweight to single family rental residential stocks was a top detractor. Despite fundamentals remaining solid, issues such as a lawsuit alleging fraud, regulatory concerns, increasing bad debt, and higher real estate taxes surprising the market resulted in this sector underperforming during the reporting period. The Fund not holding benchmark-component Iron Mountain, a document storage business, detracted from Fund performance, as the company held up better than expected with its data center business putting up impressive leasing numbers and traditional paper storage/service business successfully implementing higher pricing. With investors seeking safety on recession concerns, more defensive net lease companies were stronger performers and the Fund’s underweight to net lease companies detracted.

Relative to the sector-specific benchmark, an underweight to data centers was a top contributor to the Fund’s relative performance, as the sector underperformed due to rising real rates during the reporting period. An overweight to senior housing healthcare stocks was beneficial to the Fund’s performance during the reporting period, as these companies performed well after solid quarterly results throughout the year showcasing strong pricing trends.

Technology Portfolio (managed by MFS Investment Management)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Technology Portfolio’s Class I returned -36.06%, compared to a return of -18.11% for the broad-based S&P 500 Index and a return of -35.36% for the sector-specific benchmark, the S&P North American Technology Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the ten-year period ended December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	MFS Investment Management began managing the Fund on November 1, 2016, and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund’s Class I	(36.06%)	8.26%	9.66%

Fund’s Class P	(35.93%)	8.49%	9.89%

S&P 500 Index	(18.11%)	9.42%	12.56%

S&P North American Technology Index	(35.36%)	11.73%	16.60%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed both the broad-based S&P 500 Index and the sector-specific S&P North American Technology Index. We at MFS manage the Fund as an all-cap technology portfolio that historically has sought diversification across high quality

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

durable growth and earlier stage growth companies. The MFS portfolio team leverages a deep bench of investment talent to drive a rigorous bottom-up stock selection process and identify the most attractive technology opportunities for the Fund on a global basis, with emphasis historically on the U.S.

Security selection and, to a lesser extent, an underweight position in the electronics industry detracted from performance relative to the sector-specific benchmark. Not owning the benchmark components of the broadband communications and networking services company Broadcom and semiconductor company Texas Instruments weighed on the Fund’s relative returns. The share price of Broadcom appreciated during the reporting period as the company reported strong earnings driven by robust semiconductor demand. Management also raised its dividend, which further supported the stock. The stock price of Texas Instruments rose as product demand during the reporting period was strong and the company reported robust revenue in its communication systems and automotive semiconductor segments. The company also saw relief from supply line constraints as some factory shipments from China resumed.

Stock selection and an underweight position in the computer systems industry further weakened relative performance. Within this industry, the Fund’s relative underweight position in technology company Apple and not owning diversified technology products and services company IBM (benchmark component) held back relative returns. The stock price of Apple rose as the company reported better revenues than forecasted due to lower supply chain impacts versus expectations. Despite ongoing component shortages impacting Mac and iPad sales and global currency headwinds, the company continued to demonstrate the strength of its product ecosystem with broad-based growth. iPhone sales remained strong across all regions with revenue growth ahead of estimates.

Stock selection and an overweight position in the specialty stores industry also weighed on relative results, led by the Fund’s overweight position in internet retailer Amazon.com. The stock price of Amazon.com declined during the reporting period as the company reported softer-than-expected revenue and operating profits, driven by weaker-than-expected performance in Amazon Web Services (AWS) and a softening in consumer demand.

Not owning enterprise software products maker Oracle and cloud based human capital management company Automatic Data Processing hindered relative performance. The Fund’s holdings of technology services provider Endava (which is not a benchmark constituent), an overweight position in global enterprise cloud communications and collaboration solutions provider RingCentral and an underweight position in digital payments services provider Visa further dampened relative returns. The stock price of Visa advanced after the company reported double-digit growth in transactions and a continued recovery in its cross-border business, but was still down for the full reporting period.

Stock selection in the internet industry benefited relative performance. Here, the Fund’s underweight position in social networking service provider Meta Platforms helped relative returns. Although the company reported in-line revenue results, its forward-looking guidance for higher-than-expected expenses and capital expenditures weighed on the stock price of Meta Platforms.

The Fund’s out-of-benchmark exposure to the insurance industry also aided relative performance. Within this sector, the Fund’s holdings of insurance services provider Arthur J Gallagher bolstered relative returns. The stock price of Arthur J Gallagher rose as the company reported earnings per share results that were above expectations, driven by stronger-than-expected brokerage and risk management organic revenue growth.

Stocks in other industries that contributed to relative performance included the Fund’s overweight positions in debit and credit transaction processing company Mastercard, payment processing, information solutions provider WEX and software giant Microsoft. Holding shares of online travel company Booking (which is not a benchmark constituent), financial services provider Charles Schwab (which is not a benchmark constituent) and integrated payment and frictionless commerce solutions provider Paya (which is not a benchmark constituent) aided relative returns. The stock price of Mastercard rose as the company delivered earnings per share results that beat expectations due to stronger cross-border volume and improved margins. The share price of WEX advanced on the back of stronger-than-expected revenues and earnings. The robust results were driven by rebounding demand in the company’s Fleet & Travel and Corporate Solutions business lines. Additionally, the timing of the Fund’s ownership in shares of cloud-based e-commerce platform operator Shopify also helped returns.

The Fund’s cash and/or cash equivalents position during the reporting period contributed to relative performance. Under normal market conditions, the Fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets fell, as measured by the Fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.

The Fund’s use of derivatives during the reporting period included using put options on the Nasdaq index for downside risk management.

ESG Portfolios

Performance

Since the performance of each of the ESG Diversified Portfolio and the ESG Diversified Growth Portfolio is a composite of the performance of each of the ESG Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to the ESG Portfolios’ performance. Therefore, we at PLFA have provided information for three broad-based indices to use as a comparison to each ESG Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each ESG Portfolio, each of which is comprised of the three broad-based indices shown below.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The composition of the composite benchmark reflects the ESG Portfolios, target broad asset class allocations for domestic equity, international equity and fixed income. However, the actual allocation of an ESG Portfolio could vary because of factors such as market performance and adjustments to allocations within each fund’s target allocation bands. The one-year performance for these broad-based indices for the year ended December 31, 2022 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	-18.11%
MSCI ACWI ex USA (International Stocks)	-16.00%
Bloomberg US Aggregate Bond Index (Fixed Income)	-13.01%

The benchmark indices for the ESG Underlying Funds may differ from the ESG Portfolios’ broad-based indices. The ESG Portfolios may not be invested in all eligible ESG Underlying Funds.

ESG Diversified Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the ESG Diversified Portfolio’s Class I returned -16.59%, compared to a return of -18.11% for the S&P 500 Index, a return of -13.01% for the Bloomberg US Aggregate Index and a return of -15.46% for the ESG Diversified Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on April 30, 2021 through December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on April 30, 2021 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	Since Inception (4/30/21)

Fund’s Class I	(16.59%)	(6.57%)

Fund’s Class P	(16.43%)	(6.38%)

S&P 500 Index	(18.11%)	(3.48%)

Bloomberg US Aggregate Bond Index	(13.01%)	(7.39%)

ESG Diversified Composite Benchmark	(15.46%)	(5.64%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the ESG Diversified Composite Benchmark. To seek long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (ESG) criteria, the Fund invests in various strategies under normal circumstances that have an ESG focus. The majority of the Fund was allocated to two ESG-focused domestic equity strategies and one ESG-focused international equity strategy. The Fund held its remaining allocation in three ESG-focused fixed income strategies since the Fund’s inception.

Among the domestic equity group, the Fidelity U.S. Sustainability Index Fund detracted from performance over this period as it lagged the S&P 500 Index during the reporting period.

From the international equity side, the Fidelity International Sustainability Index detracted from performance as it lagged the MSCI ACWI Ex USA Index during the reporting period.

From the fixed income group, the Fund’s exposure to short duration bonds contributed to performance as they outperformed the Bloomberg US Aggregate Bond Index during the Fund’s reporting period.

ESG Diversified Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the ESG Diversified Growth Portfolio’s Class I returned -18.08%, compared to a return of -18.11% for the S&P 500 Index, a return of -13.01% for the Bloomberg US Aggregate Bond Index and a return of -16.43% for the ESG Diversified Growth Composite Benchmark.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the period from inception on October 29, 2021 through December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmark for the period from inception of Class P on October 29, 2021 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	Since Inception (10/29/21)

Fund’s Class I	(18.08%)	(14.83%)

Fund’s Class P	(17.97%)	(14.70%)

S&P 500 Index	(18.11%)	(12.94%)

Bloomberg US Aggregate Bond Index	(13.01%)	(11.15%)

ESG Diversified Growth Composite Benchmark	(16.43%)	(12.59%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the ESG Diversified Growth Composite Benchmark. To seek long-term growth of capital and low to moderate income, while giving consideration to certain environmental, social and governance (ESG) criteria, the Fund invests in various strategies under normal circumstances that have an ESG focus. The majority of the Fund was allocated to two ESG-focused domestic equity strategies and one ESG-focused international equity strategy. The Fund held its remaining allocation in three ESG-focused fixed income strategies since the Fund’s inception.

Among the domestic equity group, the Fidelity U.S. Sustainability Index Fund underperformed the S&P 500 Index during the reporting period. However, the Calvert Small Capitalization Fund outperformed the Russell 2000 Index during the reporting period and contributed to performance.

From the international equity side, the Fidelity International Sustainability Index detracted from performance as it lagged the MSCI ACWI Ex USA Index during the reporting period.

From the fixed income group, the Fund’s exposure to short duration bonds contributed to performance as they outperformed the Bloomberg US Aggregate Bond Index during the reporting period.

PSF Avantis Balanced Allocation Portfolio

Performance

Since the performance of the PSF Avantis Balanced Allocation Portfolio is a composite of the performance of each of the Balanced Allocation Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to the PSF Avantis Balanced Allocation Portfolio’s performance. Therefore, we at PLFA have provided information for three broad-based indices to use as a comparison to the PSF Avantis Balanced Allocation Portfolio’s performance. In addition, to assist in performance comparisons, a composite benchmark was constructed for the PSF Avantis Balanced Allocation Portfolio, comprised of the three broad-based indices shown below.

The composition of the composite benchmark reflects the PSF Avantis Balanced Allocation Portfolio’s target broad asset class allocations for domestic equity, international equity and fixed income. However, the actual allocation of the PSF Avantis Balanced Allocation Portfolio could vary because of market performance and adjustments to allocations within each fund’s target allocation bands. The one-year performance for these broad-based indices for the year ended December 31, 2022 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	-18.11%
MSCI EAFE (International Stocks)	-14.45%
Bloomberg US Aggregate Bond Index (Fixed Income)	-13.01%

The benchmark indices for the Balanced Allocation Underlying Funds may differ from the PSF Avantis Balanced Allocation Portfolio’s broad-based indices. The PSF Avantis Balanced Allocation Portfolio may not be invested in all eligible Balanced Allocation Underlying Funds.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

PSF Avantis Balanced Allocation Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the PSF Avantis Balanced Allocation Portfolio’s Class D returned -14.99%, compared to a return of -18.11% for the S&P 500 Index, a return of -13.01% for the Bloomberg US Aggregate Bond Index and a return of -15.23% for the PSF Avantis Balanced Allocation Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class D shares of the Fund to its benchmarks for the period from inception on April 29, 2016 through December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Year	Since Inception (4/29/16)

Fund’s Class D	(14.99%)	3.79%	5.60%

S&P 500 Index	(18.11%)	9.42%	11.78%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	0.43%

PSF Avantis Balanced Allocation Composite Benchmark	(15.23%)	4.79%	6.39%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	(14.78%)	3.59%

S&P 500 Index	(18.11%)	9.36%

Bloomberg US Aggregate Bond Index	(13.01%)	(2.44%)

PSF Avantis Balanced Allocation Composite Benchmark	(15.23%)	3.88%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class D outperformed the Composite Benchmark (as defined below). On November 1, 2022, PLFA reallocated out of strategies managed by Dimensional Fund Advisors LP (DFA) to strategies managed by American Century Investment Management, Inc., including through its division Avantis Investors. In connection with this change, the PSF DFA Balanced Allocation Composite Benchmark was renamed the PSF Avantis Balanced Allocation Composite Benchmark (the “Composite Benchmark”). No other changes were made to the PSF DFA Balanced Allocation Composite Benchmark.

January 1 – October 31, 2022

During this period, PLFA allocated to strategies managed by DFA and the Fund’s Class D outperformed the Composite Benchmark. The majority of the Fund was allocated to three quantitatively managed domestic equity strategies and two quantitatively driven international equity strategies. The Fund held its remaining allocation in quantitatively managed fixed income strategies during this period.

PLFA’s underlying fund selections in international equity strategies primarily contributed to performance during this period.

Among the equity group, DFA VA US Large Value primarily contributed to performance during this period. However, DFA US Core Equity detracted from performance. Among the international strategies, DFA Large Cap International and DFA VA International Small Portfolios outperformed their respective benchmarks.

Among the fixed income group, DFA Short-Term Extended Quality contributed to performance during this period. On the other hand, DFA Intermediate-Term Extended Quality detracted from performance.

November 1 – December 31, 2022

During this period, the Fund’s Class D underperformed the Composite Benchmark. To seek long-term growth of capital and low to moderate income, the Fund invests substantially all of its assets in these strategies. The majority of the Fund was allocated to four quantitatively managed domestic equity strategies and two quantitatively driven international equity strategies. The Fund held its remaining allocation in quantitatively managed fixed income strategies during this period.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

PLFA’s allocation to domestic equity strategies primarily detracted from performance during this period. However, PLFA’s allocation to the fixed income group contributed positively to performance.

Among the equity group, the Avantis International Equity ETF primarily contributed to performance during this period. On the other hand, Avantis U.S. Equity ETF, Avantis U.S. Small Cap Value ETF, and American Century Small Cap Growth detracted from performance.

From the fixed income group, Avantis Core Fixed Income ETF primarily contributed to performance.

Pacific Dynamix Portfolios

Performance

Since the performance of each Pacific Dynamix Portfolio is a composite of the performance of each of the Pacific Dynamix Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Pacific Dynamix Portfolio’s performance. Therefore, we at PLFA have provided information for three broad- based indices to use as a comparison to each Pacific Dynamix Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Pacific Dynamix Portfolio, each of which is comprised of the three broad-based indices shown below.

The composition of the composite benchmark reflects the Pacific Dynamix Portfolios target broad asset class allocations for domestic equity, international equity and fixed income. However, the actual allocation of a Pacific Dynamix Portfolio could vary because of factors such as market performance and adjustments to allocations within each fund’s target allocation bands. The performance for these broad-based indices for the year ended December 31, 2022 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	-18.11%
MSCI World ex USA Index (International Stocks)	-14.29%
Bloomberg US Aggregate Bond Index (Fixed Income)	-13.01%

The benchmark indices for the Pacific Dynamix Underlying Funds may differ from the Pacific Dynamix Portfolios’ broad-based indices. Each Pacific Dynamix Portfolio may not be invested in all eligible Pacific Dynamix Underlying Funds.

Pacific Dynamix-Conservative Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Pacific Dynamix-Conservative Growth Portfolio’s Class I returned -14.38%, compared to a return of -13.01% for the Bloomberg US Aggregate Bond Index, a return of -18.11% for the S&P 500 Index and a return of -14.39% for the Pacific Dynamix-Conservative Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(14.38%)	2.57%	4.29%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	1.06%

S&P 500 Index	(18.11%)	9.42%	12.56%

Pacific Dynamix-Conservative Growth Composite Benchmark	(14.39%)	3.32%	5.01%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	(14.20%)	1.75%

Bloomberg US Aggregate Bond Index	(13.01%)	(2.44%)

S&P 500 Index	(18.11%)	9.36%

Pacific Dynamix-Conservative Growth Composite Benchmark	(14.39%)	1.90%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I outperformed the Pacific Dynamix-Conservative Growth Composite Benchmark. To seek current income and moderate growth of capital, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 60% and 40%. The Fund held just over half of its allocation in passively managed fixed income strategies during the reporting period. The remainder of the Fund was allocated to five passively managed domestic equity strategies and two indexed international equity strategies.

At the broad asset class level, the fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic group underperformed the S&P 500 Index and the international group underperformed the MSCI World ex USA Index.

In the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the returns of the Bloomberg US Aggregate Bond Index, Bloomberg US 1-3 Year Corporate Bond Index and Bloomberg US High-Yield 2% Issuer Capped Bond Index, respectively, before taking into account fund costs. The exposure to short-term bonds contributed to performance.

In the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively, before taking into account fund costs. The PD Mid-Cap Index Portfolio seeks to replicate the returns of the Russell Midcap Index. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively. The exposure to growth detracted from performance.

In the international group, the PD Emerging Markets Index Portfolio detracted from performance as Chinese stocks dragged on returns.

Pacific Dynamix-Moderate Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Pacific Dynamix-Moderate Growth Portfolio’s Class I returned -15.69%, compared to a return of -18.11% for the S&P 500 Index, a return of -13.01% for the Bloomberg US Aggregate Bond Index and a return of -15.21% for the Pacific Dynamix- Moderate Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(15.69%)	3.73%	5.84%

S&P 500 Index	(18.11%)	9.42%	12.56%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	1.06%

Pacific Dynamix-Moderate Growth Composite Benchmark	(15.21%)	4.83%	6.92%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	(15.52%)	3.50%

S&P 500 Index	(18.11%)	9.36%

Bloomberg US Aggregate Bond Index	(13.01%)	(2.44%)

Pacific Dynamix-Moderate Growth Composite Benchmark	(15.21%)	3.94%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Moderate Growth Composite Benchmark. To seek long-term growth of capital and low to moderate income, under normal market conditions, the Fund targets the following approximate exposure to the two

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

broad asset classes of debt (fixed income) and equity, respectively: 40% and 60%. The Fund held just under half of its allocation in passively managed fixed income strategies during the reporting period. The majority of the Fund was allocated to five passively managed domestic equity strategies and two indexed international equity strategies.

At the broad asset class level, the fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic group underperformed the S&P 500 Index and the international group lagged the MSCI World ex USA Index.

In the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively. The PD Mid-Cap Index Portfolio seeks to replicate the returns of the Russell Midcap Index. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth and Russell 2000 Value Indices, respectively, before taking into account fund costs. The exposure to growth detracted from performance.

In the international group, the PD Emerging Markets Index Portfolio detracted from performance as Chinese stocks dragged on returns.

In the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the returns of the Bloomberg US Aggregate Bond Index, Bloomberg US 1-3 Year Corporate Bond Index and Bloomberg US High-Yield 2% Issuer Capped Bond Indices, respectively, before taking into account fund costs. The exposure to short-term bonds contributed to performance.

Pacific Dynamix-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Pacific Dynamix-Growth Portfolio’s Class I returned -16.69%, compared to a return of -18.11% for the S&P 500 Index, a return of -13.01% for the Bloomberg US Aggregate Bond Index and a return of -15.92% for the Pacific Dynamix-Growth Composite Benchmark.

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmarks for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(16.69%)	4.68%	7.31%

S&P 500 Index	(18.11%)	9.42%	12.56%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	1.06%

Pacific Dynamix-Growth Composite Benchmark	(15.92%)	5.85%	8.38%
	1 Year	Since Inception (10/31/19)

Fund’s Class P	(16.52%)	4.86%

S&P 500 Index	(18.11%)	9.36%

Bloomberg US Aggregate Bond Index	(13.01%)	(2.44%)

Pacific Dynamix-Growth Composite Benchmark	(15.92%)	5.55%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Pacific Dynamix-Growth Composite Benchmark. To seek moderately high, long-term growth of capital with low, current income, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 20% and 80%. The Fund held most of its allocation in equity, including five passively managed domestic equity strategies and two indexed international equity strategies. The rest of the Fund was invested in passively managed fixed income strategies.

At the broad asset class level, the fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic group underperformed the S&P 500 Index and the international group lagged the MSCI World ex USA Index.

In the domestic equity group, the PD Large-Cap Growth Index and PD Large-Cap Value Index Portfolios seek to match the returns of the Russell 1000 Growth Index and Russell 1000 Value Index, respectively, before taking into account fund costs. The PD Mid-Cap Index Portfolio

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

seeks to replicate the returns of the Russell Midcap Index. The PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios seek to replicate the returns of the Russell 2000 Growth Index and Russell 2000 Value Index, respectively, before taking into account fund costs. The Fund’s exposure to growth detracted from performance.

In the international group, the PD Emerging Markets Index Portfolio detracted from performance as Chinese stocks dragged returns.

In the fixed income group, the PD Aggregate Bond Index, PD 1-3 Year Corporate Bond and PD High Yield Bond Market Portfolios seek to match the returns of the Bloomberg US Aggregate Bond Index, Bloomberg US 1-3 Year Corporate Bond Index and Bloomberg US High-Yield 2% Issuer Capped Bond Index, respectively, before taking into account fund costs. The exposure to short-term bonds contributed to performance.

Portfolio Optimization Portfolios

Performance

Since the performance of each Portfolio Optimization Portfolio is a composite of the performance of each of the Portfolio Optimization Underlying Funds in which it invests (which may include bonds and domestic and/or international equities), there is no one, broad-based industry index to use as a meaningful comparison to a Portfolio Optimization Portfolio’s performance. Therefore, we at PLFA have provided information for four broad-based indices to use as a comparison to each Portfolio Optimization Portfolio’s performance. In addition, to assist in performance comparisons, composite benchmarks were constructed for each Portfolio Optimization Portfolio each of which is comprised of the four broad-based indices shown below.

The composition of the composite benchmark reflects the target broad asset class allocations described in the Portfolio Optimization Portfolios’ prospectus. However, the actual allocation of a Portfolio Optimization Portfolio could vary because of factors such as market performance and adjustments to allocations within each fund’s target allocation bands. The one-year performance for these broad-based indices for the year ended December 31, 2022 is shown in the following table:

Broad-Based Indices
S&P 500 Index (U.S. Stocks)	-18.11%
MSCI EAFE Index (International Stocks)	-14.45%
Bloomberg US Aggregate Bond Index (Fixed Income)	-13.01%
ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index	1.46%

The benchmark indices for the Portfolio Optimization Underlying Funds may differ from the Portfolio Optimization Portfolios’ broad-based indices. Each Portfolio Optimization Portfolio may not be invested in all eligible Portfolio Optimization Underlying Funds.

Portfolio Optimization Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Portfolio Optimization Conservative Portfolio’s Class I returned -13.67%, compared to a return of -13.01% for the Bloomberg US Aggregate Bond Index, a return of -18.11% for the S&P 500 Index and a return of -12.69% for the Portfolio Optimization Conservative Composite Benchmark.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(13.67%)	0.63%	2.25%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	1.06%

S&P 500 Index	(18.11%)	9.42%	12.56%

Portfolio Optimization Conservative Composite Benchmark	(12.69%)	1.80%	3.04%
	1 Year	Since Inception 10/31/19

Fund’s Class P	(13.49%)	(0.85%)

Bloomberg US Aggregate Bond Index	(13.01%)	(2.44%)

S&P 500 Index	(18.11%)	9.36%

Portfolio Optimization Conservative Composite Benchmark	(12.69%)	(0.03%)

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Conservative Composite Benchmark. To seek current income and preservation of capital, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 80% and 20%. The Fund was primarily comprised of various fixed income strategies, with a small allocation to equity strategies, during the reporting period. Fixed income investments included intermediate-term bond, short duration securities, inflation-protected bond, emerging markets bond, high yield debt and floating rate loan strategies. The equity allocation mainly held domestic and foreign large-capitalization strategies during the reporting period.

From the broad asset class perspective, the Fund’s fixed income group outperformed the Bloomberg US Aggregate Bond Index. The domestic equity group outpaced the S&P 500 Index, while the international equity group underperformed the MSCI EAFE Index.

Over the reporting period, exposures to short-term bonds, high yield, and bank loans contributed to performance. However, exposure to emerging market bonds as well as the underperformance of the Diversified Bond Portfolio detracted from performance.

In the Fund’s domestic equities group, exposure to growth stocks primarily detracted from performance. Furthermore, the group of large-capitalization growth managers underperformed its benchmarks and detracted from performance. However, the Dividend Growth and Value Portfolios outperformed their benchmarks and contributed to performance.

In the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. However, the International Value Portfolio outperformed the MSCI EAFE Index and supported performance.

Portfolio Optimization Moderate-Conservative Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Portfolio Optimization Moderate-Conservative Portfolio’s Class I returned -14.90%, compared to a return of -13.01% for the Bloomberg US Aggregate Bond Index, a return of -18.11% for the S&P 500 Index and a return of -13.71% for the Portfolio Optimization Moderate-Conservative Composite Benchmark.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(14.90%)	1.73%	3.74%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	1.06%

S&P 500 Index	(18.11%)	9.42%	12.56%

Portfolio Optimization Moderate-Conservative Composite Benchmark	(13.71%)	3.36%	5.01%
	1 Year	Since Inception 10/31/19

Fund’s Class P	(14.73%)	0.82%

Bloomberg US Aggregate Bond Index	(13.01%)	(2.44%)

S&P 500 Index	(18.11%)	9.36%

Portfolio Optimization Moderate-Conservative Composite Benchmark	(13.71%)	2.04%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate-Conservative Composite Benchmark. To seek current income and moderate growth of capital, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 60% and 40%. The Fund had a diversified allocation mix that was modestly tilted to fixed income during the reporting period. Fixed income investments included strategies that consisted of intermediate-term bonds as well as short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans. The equity exposure was diversified across style (growth/value), market capitalization and region (including an allocation to foreign small-capitalization and emerging markets strategies).

From the broad asset class perspective, the Fund’s fixed income group modestly underperformed the Bloomberg US Aggregate Bond Index. The domestic equity group outperformed the S&P 500 Index while the international equity group trailed the MSCI EAFE Index.

Over the reporting period, exposures to short-term bonds, high yield, and bank loans contributed to performance. However, exposure to emerging market bonds as well as the underperformance of the Diversified Bond Portfolio detracted from performance.

Among the Fund’s domestic equities group, exposure to growth stocks primarily detracted from performance. Furthermore, the group of large-capitalization growth managers underperformed its benchmarks and detracted from performance. On the other hand, the Dividend Growth and Value Portfolios outperformed their respective benchmarks and contributed to performance.

From the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. However, the International Value Portfolio outperformed the MSCI EAFE Index and supported performance.

Portfolio Optimization Moderate Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Portfolio Optimization Moderate Portfolio’s Class I returned -15.72%, compared to a return of -18.11% for the S&P 500 Index, a return of -13.01% for the Bloomberg US Aggregate Bond Index and a return of -14.69% for the Portfolio Optimization Moderate Composite Benchmark.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(15.72%)	2.64%	5.06%

S&P 500 Index	(18.11%)	9.42%	12.56%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	1.06%

Portfolio Optimization Moderate Composite Benchmark	(14.69%)	4.35%	6.36%
	1 Year	Since Inception 10/31/19

Fund’s Class P	(15.55%)	2.12%

S&P 500 Index	(18.11%)	9.36%

Bloomberg US Aggregate Bond Index	(13.01%)	(2.44%)

Portfolio Optimization Moderate Composite Benchmark	(14.69%)	3.37%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Moderate Composite Benchmark. To seek long-term growth of capital and low to moderate income, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 45% and 55%. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans.

From the broad asset class perspective, the Fund’s fixed income group underperformed the Bloomberg US Aggregate Bond Index. The domestic equity group lagged the S&P 500 Index, while the international equity group lagged the MSCI EAFE Index.

Among the Fund’s domestic equities group, exposure to growth stocks primarily detracted from performance. Furthermore, the group of large-capitalization growth managers underperformed its benchmarks and detracted from performance. On the other hand, the Dividend Growth and Value Portfolios outperformed their respective benchmarks and contributed to performance.

From the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. However, the International Value Portfolio outperformed the MSCI EAFE Index and supported performance.

Over the reporting period, exposures to short-term bonds, high yield, and bank loans contributed to performance. However, exposure to emerging market bonds as well as the underperformance of the Diversified Bond Portfolio detracted from performance.

Portfolio Optimization Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Portfolio Optimization Growth Portfolio’s Class I returned -16.88%, compared to a return of -18.11% for the S&P 500 Index, a return of -13.01% for the Bloomberg US Aggregate Bond Index and a return of -15.85% for the Portfolio Optimization Growth Composite Benchmark.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(16.88%)	3.43%	6.31%

S&P 500 Index	(18.11%)	9.42%	12.56%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	1.06%

Portfolio Optimization Growth Composite Benchmark	(15.85%)	5.75%	8.24%
	1 Year	Since Inception 10/31/19

Fund’s Class P	(16.71%)	3.36%

S&P 500 Index	(18.11%)	9.36%

Bloomberg US Aggregate Bond Index	(13.01%)	(2.44%)

Portfolio Optimization Growth Composite Benchmark	(16.53%)	6.55%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Growth Composite Benchmark. To seek moderately high, long-term capital appreciation with low, current income, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 25% and 75%. The equity exposure was diversified across style (growth/value), market capitalization and region (including allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintained exposure to select market sectors such as publicly traded REITs. Fixed income investments included intermediate-term bonds, short duration securities, inflation-protected bonds, emerging markets bonds, high yield debt and floating rate loans.

From the broad asset class perspective, the Fund’s fixed income group underperformed the Bloomberg US Aggregate Bond Index. The domestic equity group modestly lagged the S&P 500 Index, while the international equity group lagged the MSCI EAFE Index.

Among the Fund’s domestic equities group, exposure to growth stocks primarily detracted from performance. Furthermore, the group of large-capitalization growth managers underperformed its benchmarks and detracted from performance. The Focused Growth Portfolio underperformed its benchmark and detracted from performance. On the other hand, the Dividend Growth and Value Portfolios outperformed their respective benchmarks and contributed to performance.

From the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. However, the International Value Portfolio outperformed the MSCI EAFE Index and supported performance.

Over the reporting period, exposures to short-term bonds, high yield, and bank loans contributed to performance. However, exposure to emerging market bonds as well as the underperformance of the Diversified Bond Portfolio detracted from performance.

Portfolio Optimization Aggressive-Growth Portfolio (managed by Pacific Life Fund Advisors LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the Portfolio Optimization Aggressive-Growth Portfolio’s Class I returned -17.51%, compared to a return of -18.11% for the S&P 500 Index, a return of -13.01% for the Bloomberg US Aggregate Bond Index and a return of -16.53% for the Portfolio Optimization Aggressive-Growth Composite Benchmark.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class I shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. For comparison purposes, the performance of Class P shares and its benchmarks for the period from inception of Class P on October 31, 2019 through December 31, 2022 are also shown in the table below. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund’s Class I	(17.51%)	3.77%	7.00%

S&P 500 Index	(18.11%)	9.42%	12.56%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	1.06%

Portfolio Optimization Aggressive-Growth Composite Benchmark	(16.53%)	6.64%	9.51%
	1 Year	Since Inception 10/31/19

Fund’s Class P	(17.34%)	3.96%

S&P 500 Index	(18.11%)	9.36%

Bloomberg US Aggregate Bond Index	(13.01%)	(2.44%)

Portfolio Optimization Aggressive-Growth Composite Benchmark	(16.53%)	6.55%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class I underperformed the Portfolio Optimization Aggressive-Growth Composite Benchmark. To seek high, long-term capital appreciation, under normal market conditions, the Fund targets the following approximate exposure to the two broad asset classes of debt (fixed income) and equity, respectively: 10% and 90%. The Fund allocates primarily to domestic and international equity strategies which are diversified across style (growth/value), market capitalization and region (which include allocations to foreign small-capitalization and emerging markets stocks). The Fund also maintains exposure to select sectors such as publicly traded REITs as well as a small allocation to intermediate-term fixed income securities.

From the broad asset class perspective, the Fund’s fixed income group underperformed the Bloomberg US Aggregate Bond Index. The domestic equity group modestly lagged the S&P 500 Index, while the international equity group lagged the MSCI EAFE Index.

Among the Fund’s domestic equities group, exposure to growth stocks primarily detracted from performance. Furthermore, the group of large-capitalization growth managers underperformed its benchmarks and detracted from performance. On the other hand, the Dividend Growth and Value Portfolios outperformed their respective benchmarks and contributed to performance.

From the international equity group, exposure to emerging markets as well as the underperformance of the Emerging Markets Portfolio mainly detracted from performance, as Chinese stocks struggled over the reporting period. However, the International Value Portfolio outperformed the MSCI EAFE Index and supported performance.

Over the reporting period, exposures to bank loans, short-term bonds, and high yield contributed to performance. However, exposure to emerging market bonds as well as the underperformance of the Emerging Markets Debt Portfolio detracted from performance.

PD 1-3 Year Corporate Bond Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the PD 1-3 Year Corporate Bond Portfolio’s Class P returned -3.32%, compared to a return of -3.32% for its benchmark, the Bloomberg US 1-3 Year Corporate Bond Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on April 30, 2014 through December 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	Since Inception (4/30/14)

Fund's Class P	(3.32%)	1.07%	1.08%

Bloomberg US 1-3 Year Corporate Bond Index	(3.32%)	1.40%	1.46%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P performed in line with the benchmark. The Fund seeks investment results that closely correspond to the total return of the benchmark that tracks the short-term U.S. corporate bond market. We, the SSGA FM indexed portfolio management team, use a sampling approach to match the Fund’s risk characteristics with those of the benchmark, and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

As this is an indexed fund, primary factors that affected the short-term U.S. corporate bond market also affected the Fund’s performance. The main macroeconomic factors that detracted from Fund performance included inflation concerns, an aggressive Fed hiking cycle, and geopolitical tensions resulting from the Ukraine-Russia crisis. Nearly all U.S. bond indices experienced negative returns during the reporting period, though short term bonds tended to fare better in the absence of duration risk. Corporate bonds, though supported by strong technicals and consistent issuance, also experienced volatility amid the aforementioned macroeconomic threats.

Security mis-weights resulting from our sampling process, especially within the banking, technology, and insurance sectors, contributed to relative performance. Traditional trading costs had a minimal, negative affect on relative performance

The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

PD Aggregate Bond Index Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the PD Aggregate Bond Index Portfolio’s Class P returned -13.28%, compared to a return of -13.01% for its benchmark, the Bloomberg US Aggregate Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund's Class P	(13.28%)	(0.25%)	0.81%

Bloomberg US Aggregate Bond Index	(13.01%)	0.02%	1.06%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. The Fund seeks investment results that closely correspond to the total return of an index that tracks the U.S. dollar-denominated investment grade bond market. We, the SSGA FM indexed portfolio management team, use a stratified sampling approach to match the benchmark’s major risk characteristics and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark.

As an indexed fund, primary factors that affected the U.S. dollar-denominated investment grade bond market also affected the Fund’s performance. The main macroeconomic factors that detracted from Fund performance included inflation concerns, an aggressive Fed hiking cycle, and geopolitical tensions resulting from the Ukraine-Russia crisis. Nearly all U.S. bond indices experienced negative returns during the reporting period, however those that contained Treasury holdings were hit hardest due to persistent volatility within the sector. Investment grade corporate bonds, though supported by strong technicals and consistent issuance, also experienced volatility amid the aforementioned macroeconomic threats.

Security mis-weights resulting from our sampling process (especially within the agency fixed-rate sector) detracted from relative performance, while traditional trading costs contributed positively to relative performance.

The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

PD High Yield Bond Market Portfolio (managed by SSGA Funds Management, Inc.)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the PD High Yield Bond Market Portfolio’s Class P returned -11.00%, compared to a return of -11.18% for its benchmark, the Bloomberg US High-Yield 2% Issuer Capped Bond Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund's Class P	(11.00%)	2.15%	3.74%

Bloomberg US High-Yield 2% Issuer Capped Bond Index	(11.18%)	2.30%	4.03%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. The Fund seeks investment results that closely correspond to the total return of an index that tracks the U.S. high yield corporate bond market. We, the SSGA FM indexed fund management team, use a stratified sampling approach to match the Fund’s major risk characteristics with those of the benchmark, and do not overweight or underweight sectors or securities with the intention of adding value above the benchmark. There is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor bond market performance.

As an indexed fund, primary factors that affected the U.S. high yield corporate bond market also affected the Fund’s performance. The main macroeconomic factors that detracted from Fund performance included inflation concerns, an aggressive Fed hiking cycle, and geopolitical tensions resulting from the Ukraine-Russia crisis. Nearly all U.S. bond indices experienced negative returns during the reporting period due to persistent volatility in multiple bond sectors. High yield spreads also increased throughout the reporting period while issuance was very low.

Security mis-weights resulting from our sampling process contributed to relative performance while traditional trading costs detracted. Most of the outperformance occurred in the first quarter of the reporting period and stemmed from the Ukraine-Russia crisis. The Fund held a bond of a US-denominated company with operations in Russia that was priced at zero by the index. The portfolio managers were able to sell the bond at a non-zero price prior to index exclusion, resulting in a substantial pick-up on the bond. Separately, low issuance led to the Fund having a shorter duration and higher cash balance which benefitted the fund amid persistent volatility.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

PD Large-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the PD Large-Cap Growth Index Portfolio’s Class P returned -29.25%, compared to a return of -29.14% for its benchmark, the Russell 1000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund's Class P	(29.25%)	10.73%	13.86%

Russell 1000 Growth Index	(29.14%)	10.96%	14.10%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the benchmark. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Large-capitalization growth U.S. equities, as represented by the benchmark, finished the year with negative performance of -29.14% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the energy sector at 0.29%, the consumer staples sector at -0.16% and the materials sector at -0.27%. The information technology sector at -13.86%, the consumer discretionary sector at -7.57%, and the communication services sector at -5.33% were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

PD Large-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the PD Large-Cap Value Index Portfolio’s Class P returned -7.77%, compared to a return of -7.54% for its benchmark, the Russell 1000 Value Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund's Class P	(7.77%)	6.59%	10.16%

Russell 1000 Value Index	(7.54%)	6.67%	10.29%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 1000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Large-capitalization value U.S. equities, as represented by the benchmark, finished the year with negative performance of -7.54% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the energy sector at 3.25%, the consumer staples sector at 0.08% and the utilities sector at 0.07%. The information technology sector at -2.99%, the financials sector at -2.18%, and the communication services sector at -2.13% were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

PD Mid-Cap Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the PD Mid-Cap Index Portfolio’s Class P returned -17.45%, compared to a return of -17.32% for its benchmark, the Russell Midcap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the period from inception on October 23, 2020 through December 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	Since Inception 10/23/20

Fund’s Class P	(17.45%)	5.98%

Russell Midcap Index	(17.32%)	6.48%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell MidCap Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Medium capitalization U.S. equities, as represented by the benchmark, finished the year with negative performance of -17.32% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the energy sector at 1.86%, the utilities sector at 0.13% and the consumer staples sector at -0.04%. The information technology sector at -5.85%, the consumer discretionary sector at -3.11%, and the industrials sector at -2.29% were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

PD Small-Cap Growth Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the PD Small-Cap Growth Index Portfolio’s Class P returned -26.46%, compared to a return of -26.36% for its benchmark, the Russell 2000 Growth Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund's Class P	(26.46%)	3.40%	9.04%

Russell 2000 Growth Index	(26.36%)	3.51%	9.20%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Growth Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Small-capitalization growth U.S. equities, as represented by the benchmark, finished the year with negative performance of -26.36% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the energy sector at 1.22%, the utilities sector at -0.07% and the consumer staples sector at -0.34%. The information technology sector at -7.98%, the health care sector at -7.32%, and the consumer discretionary sector at -4.64% were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the becnhmark will vary.

PD Small-Cap Value Index Portfolio (managed by BlackRock Investment Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the PD Small-Cap Value Index Portfolio’s Class P returned -14.81%, compared to a return of -14.48% for its benchmark, the Russell 2000 Value Index.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund's Class P	(14.81%)	3.96%	8.29%

Russell 2000 Value Index	(14.48%)	4.13%	8.48%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at BlackRock maintain the Fund’s strategy by seeking to replicate, as closely as possible, the total return of the benchmark as represented by the Russell 2000 Value Index. In accordance with our passive investment strategy, the Fund was positioned to match the risk characteristics of the benchmark throughout the reporting period.

Small-capitalization value U.S. equities, as represented by the benchmark, finished the year with negative performance of -14.48% over the reporting period. Top contributors for the benchmark (and subsequently to the Fund’s performance) for the reporting period were the energy sector at 2.95%, the utilities sector at 0.01% and the consumer staples sector at -0.29%. The financials sector at -3.10%, the health care sector at -3.10%, and the real estate sector at -2.92% were among the lowest performers for the reporting period.

The Fund’s use of derivatives during the reporting period included futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

PD Emerging Markets Index Portfolio (managed by FIAM LLC, and sub-subadvised by Geode Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the PD Emerging Markets Index Portfolio’s Class P returned -22.16%, compared to a return of -20.09% for its benchmark, the MSCI Emerging Markets Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	FIAM LLC and Geode Capital Management, LLC (“Geode”) began managing the Fund on April 30, 2021 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022(1)
	1 Year	5 Years	10 Years

Fund's Class P	(22.16%)	(2.71%)	0.63%

MSCI Emerging Markets Index	(20.09%)	(1.40%)	1.44%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P underperformed the benchmark. We at FIAM (and Geode as the sub-subadviser) utilize an emerging markets index portfolio that seeks to track the total return of the MSCI Emerging Markets Index. There were no material market events or changes in strategy during the reporting period that materially impacted the Fund’s return relative to the benchmark.

Reasons for Fund underperformance versus the benchmark were related to the cumulative impact of investing the day-to-day cash flows and Fund management impacts such as optimization, trading costs, and tax withholding differences.

There was no impact from either sector or stock selection that caused any significant performance variance between the Fund and its benchmark.

During the reporting period, the best-performing sector was utilities -3.82%, while the worst-performing sector was information technology -33.27%.

Because the Fund weights are managed to mimic the constituents included by the benchmark, there were no holdings that significantly contributed or detracted from the Fund’s benchmark-relative performance.

During the reporting period, top contributors were Vale S.A. 30.10% within materials and Petroleo Brasileiro SA 43.04% within the energy sector. Taiwan Semiconductor -33.20% and Samsung Electronics -32.37%, both within the information technology sector, were the biggest detractors.

The Fund’s use of derivatives during the reporting period included using exchange traded (cash settled) futures contracts primarily to equitize open dividend receivables and manage day-to-day cash flows to ensure the Fund stayed fully invested. The futures did not meaningfully impact performance, as the index characteristics of the futures matched those of the Fund’s benchmark. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

PD International Large-Cap Index Portfolio (managed by FIAM LLC, and sub-subadvised Geode Management, LLC)

Q. How did the Fund perform for the year ended December 31, 2022?

A. For the year ended December 31, 2022, the PD International Large-Cap Index Portfolio’s Class P returned -12.73%, compared to a return of -12.79% for its benchmark, the MSCI World ex USA Large Cap Index.

The following graph compares the performance of a hypothetical $10,000 investment in Class P shares of the Fund to its benchmark for the ten-year period ended December 31, 2022. The Fund’s performance reflects reinvestments of all dividends and capital gains distributions, if any.

Performance Comparison

(1)	FIAM LLC and Geode Capital Management, LLC began managing the Fund on April 30, 2021 and some investment policies changed at that time. Other firms managed the Fund before that date.

Average Annual Total Returns for the periods ended December 31, 2022
	1 Year	5 Years	10 Years

Fund's Class P	(12.73%)	2.35%	4.81%

MSCI World ex USA Large Cap Index	(12.79%)	2.33%	4.60%

Performance data shown represents past performance. Investment return and principal value will fluctuate so that shares of the Fund when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q. Discuss both positive and negative factors that materially affected the Fund’s performance during the year, including relevant market conditions, investment strategies and techniques, and particular sectors or securities.

A. For the reporting period, the Fund’s Class P outperformed the benchmark. We at FIAM (and Geode as the sub-subadviser) utilize an international large-cap index portfolio that seeks to track the total return of the MSCI World ex USA Large Cap Index. There were no material market events or changes in strategy, during the reporting period we managed the Fund, that materially impacted the Fund’s return relative to the benchmark.

Fund outperformance versus the benchmark was primarily driven by the positive impact of required tax withholding differentials between the Fund and the index. Other factors impacting overall Fund performance included the cumulative impact of investing the day-to-day cash flows and Fund management impacts such as optimization and trading costs which detracted from performance.

See explanation of benchmark definitions on A-60 – A-63

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

There was no impact from either sector or stock selection that caused any significant performance variance between the Fund and its benchmark.

The best performing sector during the reporting period was energy 24.82%, while the worst performing sector was information technology -36.57%.

Because the Fund weights are managed to mimic the constituents included by the benchmark, there were no holdings that significantly contributed or detracted from the Fund’s benchmark-relative performance.

During the reporting period, Shell Plc 32.08% within the energy sector and Novo Nordisk A/S 21.10% within health care were the biggest contributors. Shopify Inc -74.84% and Asml Holding Nv -32.28%, both within information technology, were the biggest detractors.

The Fund’s use of derivatives during the reporting period included using exchange traded (cash settled) futures contracts primarily to equitize open dividend receivables and manage day-to-day cash flows to ensure the Fund stayed fully invested. The futures did not meaningfully impact performance, as the index characteristics of the futures matched those of the Fund’s benchmark. The benchmark does not hold any cash and does not incur expenses, and thus the performance of the Fund as compared to the benchmark will vary.

Benchmark Definitions

Bloomberg US 1-3 Year Government/Credit Bond Index measures the performance of a subset of the Bloomberg US Aggregate Bond Index and includes investment grade U.S. dollar-denominated, fixed-rate Treasuries, government-related and corporate securities with maturities of one to three years. Results include the reinvestment of all distributions.

Bloomberg US 1-3 Year Corporate Bond Index measures the performance of the short-term U.S. corporate bond market. The Index includes publicly issued U.S. dollar-denominated corporate issues that are rated investment grade and have a remaining maturity of greater than or equal to one year and less than three years. Results include the reinvestment of all distributions.

Bloomberg US Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, which includes Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities. Results include the reinvestment of all distributions.

Bloomberg US Corporate High-Yield Bond Index measures the performance of the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high-yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country risk, based on the index provider’s definition of an emerging market country, are excluded. Results include the reinvestment of all distributions.

Bloomberg US High-Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the Bloomberg US Corporate High-Yield Bond Index that covers the U.S. dollar-denominated, high yield, fixed-rate corporate bond market and limits issuer exposures to a maximum of 2% and redistributes the excess market value index-wide on a pro-rata basis. Results include the reinvestment of all distributions.

Bloomberg US Treasury Inflation-Protected Securities (TIPS) Index (also known as Bloomberg US Treasury Inflation-Linked Bond Index) is an index of all outstanding treasury inflation protected securities issued by the U.S. government. Results include the reinvestment of all distributions.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar-denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenure of at least one year and are made by issuers domiciled in developed countries. Results include the reinvestment of all distributions.

ESG Diversified Composite Benchmark is 45% S&P 500; 40% Bloomberg US Aggregate Bond; and 15% MSCI ACWI ex USA indices. Results include the reinvestment of all distributions.

ESG Diversified Growth Composite Benchmark is 60% S&P 500; 20% Bloomberg US Aggregate Bond; and 20% MSCI ACWI ex USA indices. Results include the reinvestment of all distributions.

ICE BofA U.S. 3-Month Treasury Bill (T-Bill) Index is an index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Results include the reinvestment of all distributions.

J.P. Morgan Corporate Emerging Market Bond Index (CEMBI) Broad Diversified Index tracks liquid, U.S. dollar-denominated emerging market fixed- and floating-rate debt instruments issued by corporates. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Blended (JEMB) – Equal Weighted Index is a blended index comprised of 1/3 each of the following: J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified Index, J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index, and J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI) Broad Diversified Index. The JEMB – Equal Weighted Index is designed to blend U.S. dollar and local currency denominated sovereign, quasi-sovereign and corporate bonds in equal proportion. Results include the reinvestment of all distributions.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified tracks total returns of U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. This diversified index limits the exposure of some of the larger countries. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified tracks total returns of emerging markets local currency denominated fixed income instruments. The instruments of the index are regularly traded, fixed-rate local sovereign bonds to which international investors can gain exposure. Country weights are based on a trade-weighted allocation, with a maximum weight of 10% per country. Results include the reinvestment of all distributions.

MSCI All Country World Index (ACWI) ex USA Index is a market capitalization-weighted index designed to measure the investable equity market performance for global investors of large- and mid-cap stocks in developed and emerging markets, excluding the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI ACWI ex USA Small Cap Index is a market capitalization-weighted index designed to measure the investable equity market performance for global investors of small cap stocks in developed and emerging markets, excluding the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Europe, Australasia, and Far East (EAFE) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of December 31, 2022, the MSCI EAFE Index consisted of securities from the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom (UK). Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI EAFE Small Cap Index is an equity index which captures small cap representation across developed markets countries around the world, excluding the United States and Canada. As of December 31, 2022, this index consisted of securities from the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of large- and mid-capitalization securities in emerging markets. As of December 31, 2022, the MSCI Emerging Markets Index consisted of securities from the following emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI U.S. Real Estate Investment Trust (REIT) Index is a free float-adjusted market capitalization index that is comprised of equity REITs and represents approximately 99% of the U.S. REIT universe and securities that are classified in the Equity REITs Industry (under the Real Estate sector) according to the Global Industry Classification Standard (GICS®). Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of large and mid-cap securities in developed markets, excluding the U.S. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

MSCI World ex USA Large Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the investable equity market performance of large-capitalization securities in developed markets, excluding the United States. Results include the reinvestment of dividends after the deduction of withholding tax, applying the tax rate to non-resident individuals who do not benefit from double taxation treaties.

Pacific Dynamix-Conservative Growth Composite Benchmark is 60% Bloomberg US Aggregate Bond; 30% S&P 500; and 10% MSCI World ex USA Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Moderate Growth Composite Benchmark is 45% S&P 500; 40% Bloomberg US Aggregate Bond; and 15% MSCI World ex USA Indices. Results include the reinvestment of all distributions.

Pacific Dynamix-Growth Composite Benchmark is 55% S&P 500; 25% MSCI World ex USA; and 20% Bloomberg US Aggregate Bond Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Conservative Composite Benchmark is 73% Bloomberg US Aggregate Bond; 15% S&P 500; 7% ICE BofA U.S. 3-Month T-Bill; and 5% MSCI EAFE Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate-Conservative Composite Benchmark is 55% Bloomberg US Aggregate Bond; 30% S&P 500; 10% MSCI EAFE; and 5% ICE BofA U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Moderate Composite Benchmark is 43% Bloomberg US Aggregate Bond; 40% S&P 500; 15% MSCI EAFE; and 2% ICE BofA U.S. 3-Month T-Bill Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Growth Composite Benchmark is 55% S&P 500; 25% Bloomberg US Aggregate Bond; and 20% MSCI EAFE Indices. Results include the reinvestment of all distributions.

Portfolio Optimization Aggressive-Growth Composite Benchmark is 65% S&P 500; 25% MSCI EAFE; and 10% Bloomberg US Aggregate Bond Indices. Results include the reinvestment of all distributions.

PSF Avantis Balanced Allocation Composite Benchmark (formerly named the PSF DFA Balanced Allocation Composite Benchmark) is 45% S&P 500; 40% Bloomberg US Aggregate Bond; and 15% MSCI EAFE indices. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 Index companies with higher growth earning potential as defined by the index provider. The Russell 1000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the large-cap growth segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 1000 Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment and is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 Index companies with higher growth earning potential as defined by the index provider. The Russell 2000 Growth Index is constructed to provide a comprehensive and unbiased barometer for the small-cap growth segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect growth characteristics. Results include the reinvestment of all distributions.

Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Results include the reinvestment of all distributions.

Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 2000 Value Index is constructed to provide a comprehensive and unbiased barometer for the small-cap value segment. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell 3000 Health Care Index measures the performance of companies involved in medical services or health care in the Russell 3000 Index, which represents the 3,000 largest U.S. companies based on total market capitalization. Results include the reinvestment of all distributions.

Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. Results include the reinvestment of all distributions.

Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell 3000 Value Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad value market. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. Results include the reinvestment of all distributions.

Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by the index provider. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. Results include the reinvestment of all distributions.

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set. Results include the reinvestment of all distributions.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies that are considered more value oriented relative to the overall market as defined by the index provider. The Russell Midcap Value Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap value market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap value market. Results include the reinvestment of all distributions.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Results include the reinvestment of all distributions.

S&P North American Technology Index is a modified-capitalization-weighted index that provides investors with a benchmark that represents U.S. securities classified under the GICS technology sector and internet retail sub-industry. Results include the reinvestment of all distributions.

PACIFIC SELECT FUND PERFORMANCE DISCUSSION (Continued)

Note:

The Russell 1000 Growth Index, Russell 1000 Value Index, Russell 2000 Growth Index, Russell Midcap Index, Russell 2000 Index, and Russell 2000 Value Index (together, the “Index”) are trademarks of Frank Russell Company (“Russell”). Russell® is a trademark of the London Stock Exchange Group plc and its companies (“LSE Group”) and have been licensed for use by Pacific Select Fund. The LSE Group makes no claim, prediction, warranty or representation as to the results to be obtained from a Pacific Select Fund portfolio or to the content of this communication. The Statement of Additional Information of Pacific Select Fund contains additional information on the limited relationship between Russell/LSE Group and the Trust.

The MSCI indices are the exclusive property of MSCI. MSCI and the MSCI index names are service marks of MSCI or its affiliates and have been licensed for use for certain purposes by the Trust and its affiliates.

The J.P. Morgan indices, including blended composites, have been licensed for use by the Trust and its affiliates, is used with permission, and may not be copied, used, or distributed without J.P. Morgan’s prior written approval.

All other third-party trademarks and service marks belong to their respective owners.

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments

December 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 52.2%

Basic Materials - 1.5%

Anglo American Capital PLC (South Africa) 2.625% due 09/10/30 ~	$4,100,000	$3,341,382
4.750% due 03/16/52 ~	1,750,000	1,461,724
Glencore Funding LLC (Australia) 2.625% due 09/23/31 ~	700,000	559,376
South32 Treasury Ltd. (Australia) 4.350% due 04/14/32 ~	1,350,000	1,158,685

		6,521,167

Communications - 2.9%

AT&T, Inc. 3.500% due 09/15/53	2,953,000	2,006,372
3.850% due 06/01/60	1,900,000	1,327,148
Charter Communications Operating LLC/Charter Communications Operating Capital 3.500% due 06/01/41	1,400,000	916,811
3.850% due 04/01/61	2,800,000	1,629,270
Cox Communications, Inc. 1.800% due 10/01/30 ~	1,000,000	762,704
Rogers Communications, Inc. (Canada) 4.550% due 03/15/52 ~	1,200,000	935,902
T-Mobile USA, Inc. 2.250% due 02/15/26	1,000,000	911,511
2.250% due 11/15/31	1,000,000	789,150
3.375% due 04/15/29	600,000	529,617
5.200% due 01/15/33	850,000	845,058
Verizon Communications, Inc. 1.680% due 10/30/30	1,200,000	938,143
3.400% due 03/22/41	1,800,000	1,360,545

		12,952,231

Consumer, Cyclical - 6.7%

American Airlines Pass-Through Trust Class A 2.875% due 01/11/36	975,000	787,518
American Airlines Pass-Through Trust Class AA 3.600% due 03/22/29	1,314,979	1,182,081
American Airlines Pass-Through Trust Class B 3.950% due 01/11/32	650,000	517,522
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.750% due 04/20/29 ~	2,000,000	1,831,522
British Airways Pass-Through Trust Class A (United Kingdom) 3.350% due 12/15/30 ~	1,018,799	881,629
4.625% due 12/20/25 ~	538,576	523,195
British Airways Pass-Through Trust Class AA (United Kingdom) 3.300% due 06/15/34 ~	2,582,672	2,198,063
Continental Airlines Pass-Through Trust Class A 4.000% due 04/29/26	1,104,034	1,054,420
Delta Air Lines Pass-Through Trust Class AA 3.625% due 01/30/29	278,116	254,408
Delta Air Lines, Inc. 4.500% due 10/20/25 ~	2,000,000	1,952,250
Ferguson Finance PLC (United Kingdom) 4.250% due 04/20/27 ~	1,150,000	1,089,185
Ford Motor Credit Co. LLC 2.300% due 02/10/25	325,000	297,239
3.375% due 11/13/25	1,050,000	951,072
4.542% due 08/01/26	1,550,000	1,430,844
Genting New York LLC/GENNY Capital, Inc. 3.300% due 02/15/26 ~	900,000	787,430
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875% due 07/01/31 ~	1,450,000	1,185,307
Kohl’s Corp. 3.625% due 05/01/31	1,750,000	1,229,095

	Principal Amount	Value
Lowe’s Cos., Inc. 4.450% due 04/01/62	$1,500,000	$1,173,895
Marriott International, Inc. 2.750% due 10/15/33	1,750,000	1,340,059
5.000% due 10/15/27	1,550,000	1,532,117
Meritage Homes Corp. 3.875% due 04/15/29 ~	1,875,000	1,592,812
MGM Resorts International 6.000% due 03/15/23	1,200,000	1,198,176
New Red Finance, Inc. (Canada) 3.875% due 01/15/28 ~	1,000,000	896,750
Six Flags Entertainment Corp. 4.875% due 07/31/24 ~	1,500,000	1,446,562
United Airlines Pass-Through Trust Class A 2.900% due 11/01/29	351,553	282,887
United Airlines Pass-Through Trust Class AA 4.150% due 02/25/33	579,906	514,565
US Airways Pass-Through Trust Class A 4.625% due 12/03/26	858,725	783,435
Warnermedia Holdings, Inc. 5.050% due 03/15/42 ~	1,250,000	960,781

		29,874,819

Consumer, Non-Cyclical - 6.5%

AmerisourceBergen Corp. 2.700% due 03/15/31	3,500,000	2,913,799
Amgen, Inc. 4.200% due 03/01/33	1,050,000	974,669
Anheuser-Busch InBev Finance, Inc. (Belgium) 4.000% due 01/17/43	2,500,000	2,087,951
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 5.450% due 01/23/39	2,500,000	2,505,595
BAT Capital Corp. (United Kingdom) 5.650% due 03/16/52	1,050,000	870,165
Block, Inc. 2.750% due 06/01/26	2,000,000	1,789,240
Centene Corp. 2.450% due 07/15/28	750,000	634,478
Elevance Health, Inc. 5.500% due 10/15/32	1,100,000	1,129,573
Global Payments, Inc. 5.300% due 08/15/29	1,150,000	1,114,335
Humana, Inc. 5.750% due 03/01/28	900,000	920,606
Imperial Brands Finance PLC (United Kingdom) 6.125% due 07/27/27 ~	650,000	647,919
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 3.000% due 05/15/32 ~	1,500,000	1,152,443
6.500% due 12/01/52 ~	2,500,000	2,384,566
Keurig Dr Pepper, Inc. 4.500% due 04/15/52	1,250,000	1,048,046
Kraft Heinz Foods Co. 4.375% due 06/01/46	2,700,000	2,206,416
Sysco Corp. 3.150% due 12/14/51	900,000	595,632
UnitedHealth Group, Inc. 4.750% due 05/15/52	2,000,000	1,857,727
Universal Health Services, Inc. 2.650% due 10/15/30	2,000,000	1,596,379
2.650% due 01/15/32	1,050,000	804,502
Viatris, Inc. 3.850% due 06/22/40	2,750,000	1,852,573

		29,086,614

Energy - 5.3%
Cheniere Energy Partners LP 4.500% due 10/01/29	1,500,000	1,352,215
Enbridge, Inc. (Canada) 7.375% due 01/15/83	2,450,000	2,387,409

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Energy Transfer LP 4.750% due 01/15/26	$4,100,000	$3,998,108
5.000% due 05/15/44	1,550,000	1,270,970
5.750% due 02/15/33	1,200,000	1,176,342
6.500% due 11/15/26	1,000,000	862,500
Enterprise Products Operating LLC 3.300% due 02/15/53	900,000	602,728
3.700% due 01/31/51	1,800,000	1,305,918
Kinder Morgan Energy Partners LP 5.000% due 08/15/42	2,000,000	1,720,276
MPLX LP 4.950% due 03/14/52	1,000,000	821,601
5.200% due 12/01/47	1,600,000	1,368,399
6.875% due 02/15/23	1,750,000	1,732,500
Petroleos Mexicanos (Mexico) 6.350% due 02/12/48	1,400,000	859,075
Sabine Pass Liquefaction LLC 5.900% due 09/15/37 ~	1,200,000	1,204,362
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.000% due 01/15/32	2,850,000	2,401,809
Williams Cos., Inc. 5.300% due 08/15/52	750,000	674,557

		23,738,769

Financial - 16.5%
ABN AMRO Bank NV (Netherlands) 3.324% due 03/13/37 ~	1,000,000	725,190
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 3.300% due 01/30/32	1,000,000	784,207
Air Lease Corp. 3.000% due 02/01/30	500,000	418,062
4.650% due 06/15/26	2,700,000	2,263,194
Assured Guaranty US Holdings, Inc. 3.600% due 09/15/51	1,150,000	753,232
Avolon Holdings Funding Ltd. (Ireland) 2.750% due 02/21/28 ~	3,650,000	2,935,619
Bank of America Corp. 2.482% due 09/21/36	2,500,000	1,842,642
2.687% due 04/22/32	2,000,000	1,605,570
2.972% due 02/04/33	2,000,000	1,616,398
4.375% due 01/27/27	1,500,000	1,274,146
6.125% due 04/27/27	3,500,000	3,443,125
BNP Paribas SA (France) 4.625% due 02/25/31 ~	1,600,000	1,240,161
Broadstone Net Lease LLC REIT 2.600% due 09/15/31	1,000,000	751,869
Citigroup, Inc. 4.600% due 03/09/26	3,000,000	2,950,252
Fidelity National Financial, Inc. 3.200% due 09/17/51	1,000,000	584,504
GLP Capital LP/GLP Financing II, Inc. REIT 3.250% due 01/15/32	600,000	480,498
Goldman Sachs Group, Inc. 2.615% due 04/22/32	4,000,000	3,199,560
3.102% due 02/24/33	1,200,000	977,497
Hill City Funding Trust 4.046% due 08/15/41 ~	1,200,000	830,309
Host Hotels & Resorts LP REIT 2.900% due 12/15/31	2,200,000	1,688,218
HSBC Holdings PLC (United Kingdom) 4.700% due 03/09/31	1,450,000	1,152,594
JPMorgan Chase & Co. 2.963% due 01/25/33	8,450,000	6,899,491
4.912% due 07/25/33	1,150,000	1,098,373
5.717% due 09/14/33	1,850,000	1,811,233
Liberty Mutual Group, Inc. 4.300% due 02/01/61 ~	2,650,000	1,620,104

	Principal Amount	Value
LSEGA Financing PLC (United Kingdom) 3.200% due 04/06/41 ~	$1,800,000	$1,314,085
Massachusetts Mutual Life Insurance Co. 5.672% due 12/01/52 ~	2,050,000	2,041,846
MetLife, Inc. 5.000% due 07/15/52	500,000	478,968
Morgan Stanley 2.475% due 01/21/28	2,200,000	1,957,889
2.484% due 09/16/36	5,100,000	3,709,689
2.943% due 01/21/33	3,000,000	2,434,699
Northwestern Mutual Life Insurance Co. 3.625% due 09/30/59 ~	1,500,000	1,039,500
OneMain Finance Corp. 5.375% due 11/15/29	1,750,000	1,434,231
6.125% due 03/15/24	2,100,000	2,035,950
Piedmont Operating Partnership LP REIT 4.450% due 03/15/24	2,000,000	1,965,879
PNC Financial Services Group, Inc. 4.626% due 06/06/33	1,550,000	1,436,381
Teachers Insurance & Annuity Association of America 4.270% due 05/15/47 ~	2,000,000	1,644,894
UBS Group AG (Switzerland) 4.875% due 02/12/27 ~	1,000,000	850,000
VICI Properties LP/VICI Note Co., Inc. REIT 3.750% due 02/15/27 ~	1,500,000	1,364,062
4.625% due 12/01/29 ~	3,750,000	3,418,800
Wells Fargo & Co. 4.400% due 06/14/46	2,200,000	1,777,005
4.897% due 07/25/33	1,500,000	1,428,758

		73,278,684

Industrial - 3.3%
Allegion U.S. Holding Co., Inc. 3.550% due 10/01/27	2,289,000	2,069,667
5.411% due 07/01/32	1,450,000	1,408,373
Berry Global, Inc. 4.875% due 07/15/26 ~	2,000,000	1,930,101
Flowserve Corp. 2.800% due 01/15/32	2,800,000	2,103,992
Lockheed Martin Corp. 5.700% due 11/15/54	1,300,000	1,370,606
Masco Corp. 7.750% due 08/01/29	950,000	1,040,951
nVent Finance SARL (United Kingdom) 2.750% due 11/15/31	2,100,000	1,621,054
TransDigm, Inc. 6.250% due 03/15/26 ~	771,000	762,049
Waste Connections, Inc. 4.200% due 01/15/33	1,050,000	978,447
Weir Group PLC (United Kingdom) 2.200% due 05/13/26 ~	1,650,000	1,465,224

		14,750,464

Technology - 2.6%
Broadcom, Inc. 3.137% due 11/15/35 ~	3,000,000	2,214,965
CGI, Inc. (Canada) 2.300% due 09/14/31	1,650,000	1,257,517
Kyndryl Holdings, Inc. 3.150% due 10/15/31	3,000,000	2,005,388
NXP BV/NXP Funding LLC/NXP USA, Inc. (China) 3.875% due 06/18/26	2,500,000	2,378,079
Oracle Corp. 2.875% due 03/25/31	500,000	415,792
3.950% due 03/25/51	2,500,000	1,792,052
6.150% due 11/09/29	850,000	884,283
Skyworks Solutions, Inc. 3.000% due 06/01/31	600,000	472,137

		11,420,213

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Utilities - 6.9%
AEP Texas, Inc. 4.700% due 05/15/32	$1,600,000	$1,537,475
Appalachian Power Co. 4.500% due 08/01/32	650,000	607,982
Arizona Public Service Co. 6.350% due 12/15/32	1,700,000	1,793,222
Brooklyn Union Gas Co. 4.632% due 08/05/27 ~	2,175,000	2,078,431
CenterPoint Energy Houston Electric LLC 4.450% due 10/01/32	1,400,000	1,354,039
Dominion Energy, Inc. 4.350% due 01/15/27	1,550,000	1,309,647
DPL, Inc. 4.125% due 07/01/25	300,000	282,366
4.350% due 04/15/29	1,125,000	1,010,924
Duke Energy Progress NC Storm Funding LLC 2.387% due 07/01/39	2,650,000	2,125,260
FirstEnergy Corp. 4.400% due 07/15/27	1,500,000	1,398,673
IPALCO Enterprises, Inc. 4.250% due 05/01/30	1,000,000	890,720
ITC Holdings Corp. 4.950% due 09/22/27 ~	750,000	740,915
KeySpan Gas East Corp. 3.586% due 01/18/52 ~	1,500,000	1,000,193
Nevada Power Co. 5.900% due 05/01/53	1,650,000	1,769,174
New England Power Co. 5.936% due 11/25/52 ~	1,050,000	1,086,110
NextEra Energy Operating Partners LP 4.250% due 07/15/24 ~	1,850,000	1,797,517
NiSource, Inc. 5.000% due 06/15/52	450,000	411,716
NSTAR Electric Co. 4.550% due 06/01/52	1,050,000	951,028
4.950% due 09/15/52	1,250,000	1,215,258
Ohio Edison Co. 5.500% due 01/15/33 ~	650,000	646,119
PG&E Energy Recovery Funding LLC 2.280% due 01/15/38	1,200,000	909,088
PG&E Wildfire Recovery Funding LLC 3.594% due 06/01/32	938,169	889,700
Piedmont Natural Gas Co., Inc. 5.050% due 05/15/52	1,000,000	907,743
Sempra Energy 4.125% due 04/01/52	2,350,000	1,831,225
Sempra Global 3.250% due 01/15/32 ~	900,000	720,076
Southwestern Electric Power Co. 3.250% due 11/01/51	900,000	595,610
Texas Electric Market Stabilization Funding N LLC 4.265% due 08/01/36 ~	1,050,000	998,823

		30,859,034

Total Corporate Bonds & Notes (Cost $274,609,367)		232,481,995

SENIOR LOAN NOTES - 11.6%
Consumer, Cyclical - 2.7%
Carnival Corp. Term B (Panama) 7.965% (USD LIBOR + 3.250%) due 10/18/28 §	371,250	348,356
ClubCorp Holdings, Inc. Term B 7.075% (USD LIBOR + 2.750%) due 09/18/24 §	1,894,788	1,715,968
Marriott Ownership Resorts, Inc. Term B 6.142% (USD LIBOR + 1.750%) due 08/31/25 §	1,731,949	1,718,238
Mileage Plus Holdings LLC Term B 9.642% (USD LIBOR + 5.250%) due 06/20/27 §	900,000	927,750

	Principal Amount	Value
SeaWorld Parks & Entertainment, Inc. Term Loan B 7.387% (USD LIBOR + 3.000%) due 08/25/28 §	$3,950,000	$3,890,339
Stars Group Holdings BV Term B (Canada) 6.636% (USD LIBOR + 2.250%) due 07/21/26 §	2,021,756	1,998,871
United Airlines, Inc. Term B 8.136% (USD LIBOR + 3.750%) due 04/21/28 §	1,629,378	1,612,405

		12,211,927

Consumer, Non-Cyclical - 3.3%
Allied Universal Holdco LLC Term B 8.076% (USD LIBOR + 3.750%) due 05/14/28 §	1,234,375	1,174,045
CoreLogic, Inc. Term B 7.892% (USD LIBOR + 3.500%) due 06/02/28 §	2,715,625	2,273,204
Heartland Dental LLC Term B 8.339% (USD LIBOR + 4.000%) due 04/30/25 §	1,231,250	1,147,756
Mavis Tire Express Services Topco Corp. 8.358% (SOFR + 4.000%) due 05/04/28 §	2,361,030	2,258,578
Medline Borrower LP Term B 7.636% (USD LIBOR + 3.250%) due 10/21/28 §	744,375	708,598
Pathway Vet Alliance LLC Term B 8.142% (USD LIBOR + 3.750%) due 03/31/27 §	3,416,695	2,852,940
PetVet Care Centers LLC Term B3 7.854% (USD LIBOR + 3.500%) due 02/15/25 §	2,530,958	2,391,755
Sunshine Luxembourg VII SARL Term B (Luxembourg) 8.142% (USD LIBOR + 3.750%) due 10/02/26 §	1,215,844	1,167,379
Wand NewCo 3, Inc. Term B1 7.392% (USD LIBOR + 3.000%) due 02/05/26 §	868,625	826,099

		14,800,354

Financial - 2.2%
AssuredPartners, Inc. Term B 7.818% (USD LIBOR + 3.500%) due 02/13/27 §	1,212,500	1,180,672
HUB International Ltd. Term B 7.726% (USD LIBOR + 3.000%) due 04/25/25 §	2,891,781	2,865,272
NFP Corp. Term B 7.568% (USD LIBOR + 3.250%) due 02/13/27 §	1,519,689	1,457,761
USI, Inc. Term B 8.073% (SOFR + 3.750%) due 11/22/29 §	4,298,290	4,262,830

		9,766,535

Industrial - 1.8%
Filtration Group Corp. Term B 7.754% (USD LIBOR + 3.000%) due 03/29/25 §	3,306,058	3,278,938
Proampac PG Borrower LLC Term B 8.137% (USD LIBOR + 3.750%) due 11/03/25 §	1,468,261	1,409,836
TransDigm, Inc.
Term E 6.642% (USD LIBOR + 2.250%) due 05/30/25 §	925,693	917,255
Term F 6.642% (USD LIBOR + 2.250%) due 12/09/25 §	2,301,611	2,276,494

		7,882,523

Technology - 1.6%
Central Parent, Inc. 9.088% (SOFR + 4.500%) due 07/06/29 §	500,000	496,601

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Epicor Software Corp. Term C 7.642% (USD LIBOR + 3.250%) due 07/31/27 §	$2,954,660	$2,847,554
Sophia LP Term B 7.887% (USD LIBOR + 3.500%) due 10/07/27 §	710,333	687,469
UKG, Inc. 7.642% (USD LIBOR + 3.250%) due 05/03/26 §	3,190,298	3,038,759

		7,070,383

Total Senior Loan Notes (Cost $53,803,234)		51,731,722

MORTGAGE-BACKED SECURITIES - 2.8%
Fannie Mae - 2.8%
due 01/01/23 #	4,500,000	4,521,763
due 01/01/23 #	4,500,000	4,585,044
due 01/01/23 #	3,500,000	3,585,006

Total Mortgage-Backed Securities (Cost $12,741,934)		12,691,813

ASSET-BACKED SECURITIES - 18.4%
Aimco CLO 11 Ltd. (Cayman) 5.209% (USD LIBOR + 1.130%) due 10/17/34 § ~	1,500,000	1,459,013
AmeriCredit Automobile Receivables Trust 0.760% due 12/18/25	2,400,000	2,315,857
0.890% due 10/19/26	1,050,000	966,818
1.410% due 08/18/27	1,500,000	1,351,720
Buttermilk Park CLO Ltd. (Cayman) 5.179% (USD LIBOR + 1.100%) due 10/15/31 § ~	850,000	832,121
Dryden 55 CLO Ltd. (Cayman) 5.979% (USD LIBOR + 1.900%) due 04/15/31 § ~	1,000,000	938,181
Dryden 58 CLO Ltd. (Cayman) 5.579% (USD LIBOR + 1.500%) due 07/17/31 § ~	1,000,000	965,987
5.879% (USD LIBOR + 1.800%) due 07/17/31 § ~	1,000,000	930,224
Dryden 61 CLO Ltd. (Cayman) 5.069% (USD LIBOR + 0.990%) due 01/17/32 § ~	2,250,000	2,209,782
Dryden 64 CLO Ltd. (Cayman) 5.594% (USD LIBOR + 1.400%) due 04/18/31 § ~	800,000	770,132
Ford Credit Auto Owner Trust 2.040% due 12/15/26	500,000	478,458
3.190% due 07/15/31 ~	3,000,000	2,867,694
3.880% due 11/15/34 ~	2,650,000	2,544,111
Hilton Grand Vacations Trust 3.610% due 06/20/34 ~	273,455	259,281
Madison Park Funding XXVIII Ltd. (Cayman) 5.679% (USD LIBOR + 1.600%) due 07/15/30 § ~	1,400,000	1,352,300
Magnetite XII Ltd. (Cayman) 5.179% (USD LIBOR + 1.100%) due 10/15/31 § ~	1,125,000	1,102,784
Magnetite XIV-R Ltd. (Cayman) 5.314% (USD LIBOR + 1.120%) due 10/18/31 § ~	2,500,000	2,453,990
Magnetite XXIX Ltd. (Cayman) 5.069% (USD LIBOR + 0.990%) due 01/15/34 § ~	1,300,000	1,275,631
MVW LLC 1.740% due 10/20/37 ~	154,564	140,962

	Principal Amount	Value
Navient Private Education Refi Loan Trust 0.840% due 05/15/69 ~	$323,322	$279,829
1.220% due 07/15/69 ~	729,821	648,390
1.310% due 01/15/69 ~	554,077	497,681
1.690% due 05/15/69 ~	2,475,639	2,229,110
2.460% due 11/15/68 ~	381,900	349,068
2.640% due 05/15/68 ~	444,167	418,368
Navient Student Loan Trust 1.310% due 12/26/69 ~	787,774	656,467
1.320% due 08/26/69 ~	1,039,723	872,370
3.390% due 12/15/59 ~	1,839,379	1,739,092
4.989% (USD LIBOR + 0.600%) due 12/26/69 § ~	750,261	718,423
5.439% (USD LIBOR + 1.050%) due 06/25/69 § ~	752,293	739,852
Neuberger Berman Loan Advisers CLO 25 Ltd. (Cayman) 5.544% (USD LIBOR + 1.350%) due 10/18/29 § ~	1,500,000	1,444,693
OneMain Financial Issuance Trust 4.130% due 05/14/35 ~	1,350,000	1,274,836
Palmer Square CLO Ltd. (Cayman) 5.179% (USD LIBOR + 1.100%) due 07/16/31 § ~	1,000,000	986,023
5.686% (USD LIBOR + 1.080%) due 11/15/31 § ~	4,000,000	3,934,414
Palmer Square Loan Funding Ltd. (Cayman) 5.143% (USD LIBOR + 0.900%) due 04/20/29 § ~	1,421,085	1,404,421
5.479% (USD LIBOR + 1.400%) due 10/15/29 § ~	4,800,000	4,688,231
5.643% (USD LIBOR + 1.400%) due 07/20/29 § ~	2,500,000	2,437,472
5.925% (USD LIBOR + 1.250%) due 05/20/29 § ~	4,000,000	3,901,292
6.575% (USD LIBOR + 1.900%) due 02/20/28 § ~	600,000	578,901
Santander Drive Auto Receivables Trust 0.750% due 02/17/26	1,557,261	1,530,519
4.420% due 11/15/27	1,700,000	1,646,072
SLM Student Loan Trust 4.908% (USD LIBOR + 0.550%) due 10/25/64 § ~	574,645	552,181
SMB Private Education Loan Trust 1.070% due 01/15/53 ~	1,814,453	1,557,646
1.290% due 07/15/53 ~	760,146	671,204
1.680% due 02/15/51 ~	1,089,723	984,116
2.230% due 09/15/37 ~	2,422,229	2,211,929
2.340% due 09/15/34 ~	239,058	227,759
2.700% due 05/15/31 ~	290,005	277,809
2.820% due 10/15/35 ~	791,648	754,111
2.880% due 09/15/34 ~	1,759,132	1,687,049
3.440% due 07/15/36 ~	1,001,220	952,912
3.500% due 02/15/36 ~	610,902	582,428
3.600% due 01/15/37 ~	676,687	648,228
3.630% due 11/15/35 ~	543,616	511,398
4.480% due 05/16/50 ~	1,463,355	1,401,314
5.048% (USD LIBOR + 0.730%) due 01/15/53 § ~	4,413,462	4,227,564
SoFi Professional Loan Program Trust 2.540% due 05/15/46 ~	759,313	687,782
Stratus CLO Ltd. (Cayman) 5.643% (USD LIBOR + 1.400%) due 12/29/29 § ~	4,000,000	3,880,418
Tiaa CLO III Ltd. (Cayman) 5.229% (USD LIBOR + 1.150%) due 01/16/31 § ~	1,834,000	1,801,014

Total Asset-Backed Securities (Cost $85,852,854)		81,807,432

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

CORE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS - 13.9%

U.S. Treasury Bonds - 7.5%

1.125% due 05/15/40	$6,000,000	$3,758,437
1.250% due 05/15/50	3,750,000	2,019,507
1.375% due 08/15/50	2,750,000	1,529,097
1.750% due 08/15/41	5,500,000	3,766,533
1.875% due 11/15/51	3,350,000	2,122,932
2.000% due 02/15/50	1,750,000	1,156,880
2.000% due 08/15/51	2,500,000	1,637,793
2.250% due 08/15/46	1,950,000	1,381,834
2.250% due 02/15/52	7,500,000	5,218,359
2.500% due 02/15/46	6,500,000	4,869,414
2.750% due 11/15/47	3,500,000	2,733,145
2.875% due 05/15/52	3,250,000	2,605,078
4.000% due 11/15/42	500,000	489,687

		33,288,696

U.S. Treasury Notes - 6.4%

0.250% due 10/31/25	500,000	447,168
0.500% due 10/31/27	1,000,000	845,938
0.625% due 05/15/30	3,500,000	2,770,606
1.125% due 02/15/31	1,000,000	815,273
1.875% due 02/28/29	27,000,000	23,915,039

		28,794,024

Total U.S. Treasury Obligations (Cost $76,204,342)		62,082,720

SHORT-TERM INVESTMENT - 3.0%

Repurchase Agreement - 3.0%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $13,370,360; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $13,631,810)	13,364,494	13,364,494

Total Short-Term Investment (Cost $13,364,494)		13,364,494

TOTAL INVESTMENTS - 101.9% (Cost $516,576,225)		454,160,176

OTHER ASSETS & LIABILITIES, NET - (1.9%)		(8,485,009)

NET ASSETS - 100.0%		$445,675,167

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	52.2%
Asset-Backed Securities	18.4%
U.S. Treasury Obligations	13.9%
Senior Loan Notes	11.6%
Short-Term Investment	3.0%
Others (each less than 3.0%)	2.8%

	101.9%
Other Assets & Liabilities, Net	(1.9%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$232,481,995	$—	$232,481,995	$—
	Senior Loan Notes	51,731,722	—	51,731,722	—
	Mortgage-Backed Securities	12,691,813	—	12,691,813	—
	Asset-Backed Securities	81,807,432	—	81,807,432	—
	U.S. Treasury Obligations	62,082,720	—	62,082,720	—
	Short-Term Investment	13,364,494	—	13,364,494	—

	Total	$454,160,176	$—	$454,160,176	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments

December 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 39.3%

Basic Materials - 1.6%

Anglo American Capital PLC (South Africa) 3.625% due 09/11/24 ~	$500,000	$484,109
4.000% due 09/11/27 ~	1,080,000	1,019,268
4.750% due 04/10/27 ~	4,260,000	4,124,045
ArcelorMittal SA (Luxembourg) 7.000% due 10/15/39	740,000	754,077
Barrick North America Finance LLC (Canada) 5.700% due 05/30/41	1,023,000	1,032,316
5.750% due 05/01/43	550,000	558,171
BHP Billiton Finance USA Ltd. (Australia) 5.000% due 09/30/43	850,000	827,855
Equate Petrochemical BV (Kuwait) 4.250% due 11/03/26 ~	1,260,000	1,207,821
Freeport-McMoRan, Inc. 3.875% due 03/15/23	40,000	39,958
4.550% due 11/14/24	120,000	118,428
4.625% due 08/01/30	500,000	466,537
5.450% due 03/15/43	3,210,000	2,902,787
Glencore Funding LLC (Australia) 4.000% due 03/27/27 ~	1,730,000	1,635,247
4.125% due 05/30/23 ~	130,000	129,338
4.125% due 03/12/24 ~	6,520,000	6,418,514
4.625% due 04/29/24 ~	2,000,000	1,974,795
OCP SA (Morocco) 3.750% due 06/23/31 ~	970,000	815,974
4.500% due 10/22/25 ~	1,170,000	1,145,362
5.125% due 06/23/51 ~	950,000	724,741
Orbia Advance Corp. SAB de CV (Mexico) 1.875% due 05/11/26 ~	2,250,000	1,946,565
2.875% due 05/11/31 ~	2,140,000	1,674,967
Southern Copper Corp. (Peru) 5.250% due 11/08/42	2,640,000	2,525,232
Suzano Austria GmbH (Brazil) 3.125% due 01/15/32	1,560,000	1,218,436
3.750% due 01/15/31	2,620,000	2,203,896
Teck Resources Ltd. (Canada) 6.000% due 08/15/40	90,000	86,262
Vale Overseas Ltd. (Brazil) 6.875% due 11/21/36	1,193,000	1,261,464
Yamana Gold, Inc. (Canada) 4.625% due 12/15/27	1,810,000	1,697,792

		38,993,957

Communications - 5.0%

Alphabet, Inc. 1.100% due 08/15/30	690,000	541,585
1.900% due 08/15/40	960,000	640,809
2.050% due 08/15/50	230,000	135,461
Altice France SA (France) 5.500% due 10/15/29 ~	450,000	343,942
Amazon.com, Inc. 0.800% due 06/03/25	720,000	658,120
1.200% due 06/03/27	1,720,000	1,492,120
1.500% due 06/03/30	1,310,000	1,055,644
2.100% due 05/12/31	1,120,000	917,496
2.500% due 06/03/50	690,000	438,000
3.150% due 08/22/27	1,940,000	1,826,189
3.300% due 04/13/27	530,000	503,797
3.450% due 04/13/29	1,130,000	1,057,942
3.600% due 04/13/32	2,560,000	2,350,284
3.875% due 08/22/37	800,000	711,938
4.050% due 08/22/47	1,720,000	1,483,875
4.250% due 08/22/57	390,000	337,332
4.950% due 12/05/44	190,000	188,127
AT&T, Inc. 1.650% due 02/01/28	1,430,000	1,210,104
2.250% due 02/01/32	250,000	196,604

	Principal Amount	Value
2.300% due 06/01/27	$1,990,000	$1,772,915
2.550% due 12/01/33	510,000	393,435
3.300% due 02/01/52	470,000	314,702
3.500% due 09/15/53	1,140,000	774,556
3.550% due 09/15/55	2,244,000	1,507,385
3.650% due 09/15/59	550,000	370,672
3.800% due 12/01/57	180,000	125,023
4.350% due 03/01/29	2,170,000	2,068,177
4.350% due 06/15/45	744,000	601,712
5.350% due 09/01/40	490,000	469,181
5.550% due 08/15/41	550,000	529,514
Charter Communications Operating LLC/Charter Communications Operating Capital 3.500% due 03/01/42	370,000	238,293
4.200% due 03/15/28	2,020,000	1,860,150
4.400% due 04/01/33	1,770,000	1,519,535
4.800% due 03/01/50	230,000	167,874
4.908% due 07/23/25	1,970,000	1,932,704
5.125% due 07/01/49	330,000	250,848
5.375% due 04/01/38	1,590,000	1,329,157
5.375% due 05/01/47	200,000	157,680
5.750% due 04/01/48	240,000	197,472
6.384% due 10/23/35	270,000	264,139
6.484% due 10/23/45	650,000	588,914
6.834% due 10/23/55	370,000	343,210
Comcast Corp. 2.800% due 01/15/51	620,000	394,016
2.937% due 11/01/56	254,000	158,239
3.150% due 03/01/26	490,000	466,992
3.250% due 11/01/39	190,000	148,772
3.300% due 04/01/27	1,510,000	1,425,303
3.400% due 04/01/30	1,000,000	914,238
3.400% due 07/15/46	170,000	125,269
3.450% due 02/01/50	240,000	175,197
3.750% due 04/01/40	260,000	215,507
3.950% due 10/15/25	3,200,000	3,137,205
3.969% due 11/01/47	5,770,000	4,637,489
3.999% due 11/01/49	240,000	190,568
4.000% due 08/15/47	340,000	273,157
4.000% due 03/01/48	270,000	217,810
4.150% due 10/15/28	2,480,000	2,383,221
4.250% due 10/15/30	1,630,000	1,563,593
4.950% due 10/15/58	140,000	127,536
5.650% due 06/15/35	290,000	304,986
6.500% due 11/15/35	307,000	342,771
CommScope, Inc. 4.750% due 09/01/29 ~	90,000	72,727
6.000% due 03/01/26 ~	870,000	804,707
CSC Holdings LLC 3.375% due 02/15/31 ~	330,000	215,744
4.125% due 12/01/30 ~	5,860,000	4,149,085
4.500% due 11/15/31 ~	3,060,000	2,128,808
DISH DBS Corp. 5.125% due 06/01/29	1,120,000	724,623
5.250% due 12/01/26 ~	690,000	582,505
5.875% due 11/15/24	1,361,000	1,267,491
7.750% due 07/01/26	690,000	557,831
FOX Corp. 5.476% due 01/25/39	1,010,000	922,979
Prosus NV (China) 3.061% due 07/13/31 ~	5,680,000	4,392,860
3.832% due 02/08/51 ~	450,000	273,439
4.027% due 08/03/50 ~	2,450,000	1,536,976
Sprint Capital Corp. 8.750% due 03/15/32	1,420,000	1,693,144
Sprint LLC 7.625% due 02/15/25	910,000	941,426
7.875% due 09/15/23	40,000	40,647
T-Mobile USA, Inc. 2.250% due 02/15/26	410,000	373,720
2.550% due 02/15/31	2,510,000	2,056,553
2.625% due 02/15/29	1,290,000	1,093,766
2.875% due 02/15/31	950,000	786,294

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
3.000% due 02/15/41	$330,000	$234,106
3.375% due 04/15/29	480,000	423,693
3.500% due 04/15/25	4,580,000	4,408,578
3.500% due 04/15/31	2,920,000	2,527,915
3.750% due 04/15/27	330,000	311,329
3.875% due 04/15/30	4,560,000	4,141,212
Telefonica Emisiones SA (Spain) 5.520% due 03/01/49	1,050,000	882,334
Tencent Holdings Ltd. (China) 3.840% due 04/22/51 ~	2,350,000	1,669,395
Time Warner Cable Enterprises LLC 8.375% due 07/15/33	990,000	1,103,023
Time Warner Cable LLC 5.500% due 09/01/41	250,000	208,407
6.550% due 05/01/37	520,000	496,948
6.750% due 06/15/39	1,310,000	1,245,583
7.300% due 07/01/38	2,580,000	2,569,101
Verizon Communications, Inc. 1.750% due 01/20/31	1,620,000	1,260,675
2.100% due 03/22/28	970,000	843,540
2.355% due 03/15/32	1,522,000	1,210,519
2.550% due 03/21/31	1,050,000	866,069
2.625% due 08/15/26	1,970,000	1,820,530
2.650% due 11/20/40	1,400,000	950,142
2.875% due 11/20/50	5,860,000	3,699,162
3.150% due 03/22/30	860,000	760,379
3.850% due 11/01/42	960,000	765,098
4.000% due 03/22/50	610,000	480,233
4.125% due 03/16/27	286,000	278,990
4.125% due 08/15/46	980,000	783,094
4.329% due 09/21/28	715,000	688,893
4.400% due 11/01/34	1,750,000	1,612,983
4.500% due 08/10/33	7,050,000	6,619,342
4.862% due 08/21/46	630,000	567,868
5.500% due 03/16/47	250,000	242,998

		119,355,950

Consumer, Cyclical - 3.9%

Costco Wholesale Corp. 1.375% due 06/20/27	1,480,000	1,298,553
1.600% due 04/20/30	1,650,000	1,355,583
Delta Air Lines, Inc. 4.500% due 10/20/25 ~	1,800,000	1,757,025
4.750% due 10/20/28 ~	1,650,000	1,553,491
7.000% due 05/01/25 ~	7,110,000	7,272,452
Ford Motor Co. 3.250% due 02/12/32	2,140,000	1,608,684
4.750% due 01/15/43	300,000	216,014
6.100% due 08/19/32	1,000,000	925,283
Ford Motor Credit Co. LLC 2.900% due 02/16/28	650,000	537,644
3.625% due 06/17/31	1,770,000	1,392,739
3.664% due 09/08/24	270,000	257,646
4.000% due 11/13/30	4,360,000	3,587,430
4.125% due 08/17/27	1,590,000	1,426,699
5.113% due 05/03/29	300,000	272,340
5.125% due 06/16/25	760,000	732,292
7.350% due 11/04/27	1,390,000	1,427,808
General Motors Co. 5.150% due 04/01/38	440,000	381,172
5.950% due 04/01/49	660,000	578,164
6.125% due 10/01/25	740,000	753,870
6.250% due 10/02/43	570,000	529,443
General Motors Financial Co., Inc. 3.100% due 01/12/32	590,000	463,745
4.250% due 05/15/23	1,250,000	1,245,017
4.350% due 01/17/27	520,000	494,848
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% due 04/01/27	2,050,000	1,954,773

	Principal Amount	Value
Home Depot, Inc. 2.500% due 04/15/27	$730,000	$672,849
2.700% due 04/15/30	860,000	751,897
3.300% due 04/15/40	1,230,000	984,422
3.350% due 04/15/50	1,490,000	1,101,022
3.900% due 12/06/28	190,000	183,305
3.900% due 06/15/47	210,000	173,708
Las Vegas Sands Corp. 2.900% due 06/25/25	5,000,000	4,599,326
3.200% due 08/08/24	4,900,000	4,634,366
Lennar Corp. 4.500% due 04/30/24	1,040,000	1,026,638
4.750% due 05/30/25	200,000	198,909
4.750% due 11/29/27	1,360,000	1,313,413
Lowe’s Cos., Inc. 4.500% due 04/15/30	500,000	480,399
McDonald’s Corp. 1.450% due 09/01/25	260,000	238,671
3.300% due 07/01/25	580,000	561,585
3.500% due 07/01/27	1,390,000	1,320,763
3.600% due 07/01/30	730,000	671,324
3.625% due 09/01/49	190,000	143,844
3.700% due 01/30/26	2,270,000	2,209,632
3.800% due 04/01/28	740,000	709,467
4.200% due 04/01/50	1,320,000	1,105,124
MDC Holdings, Inc. 6.000% due 01/15/43	90,000	73,443
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.500% due 06/20/27 ~	1,206,078	1,201,738
New Red Finance, Inc. (Canada) 3.500% due 02/15/29 ~	1,540,000	1,322,959
3.875% due 01/15/28 ~	1,550,000	1,389,963
Newell Brands, Inc. 4.450% due 04/01/26	10,000	9,430
NIKE, Inc. 2.750% due 03/27/27	1,060,000	991,643
3.250% due 03/27/40	750,000	612,445
3.375% due 03/27/50	1,470,000	1,157,874
Nissan Motor Co. Ltd. (Japan) 3.043% due 09/15/23 ~	1,040,000	1,019,251
3.522% due 09/17/25 ~	3,790,000	3,524,234
4.345% due 09/17/27 ~	2,620,000	2,379,790
Sands China Ltd. (Macau) 2.800% due 03/08/27	1,590,000	1,363,886
3.350% due 03/08/29	2,010,000	1,644,807
4.300% due 01/08/26	950,000	877,943
5.625% due 08/08/25	3,980,000	3,810,420
5.900% due 08/08/28	1,010,000	947,040
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.000% due 09/20/25 ~	1,409,999	1,417,007
Target Corp. 2.250% due 04/15/25	1,160,000	1,101,463
Toll Brothers Finance Corp. 4.375% due 04/15/23	770,000	766,712
United Airlines, Inc. 4.375% due 04/15/26 ~	90,000	83,576
4.625% due 04/15/29 ~	1,870,000	1,631,483
VOC Escrow Ltd. 5.000% due 02/15/28 ~	1,320,000	1,137,418
Walmart, Inc. 1.500% due 09/22/28	630,000	541,089
1.800% due 09/22/31	450,000	367,420
Warnermedia Holdings, Inc. 3.755% due 03/15/27 ~	570,000	514,113
4.054% due 03/15/29 ~	730,000	632,939
4.279% due 03/15/32 ~	4,200,000	3,470,324
5.141% due 03/15/52 ~	2,910,000	2,126,707
Wynn Macau Ltd. (Macau) 5.125% due 12/15/29 ~	340,000	275,647
5.625% due 08/26/28 ~	2,500,000	2,140,738

		93,636,881

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Consumer, Non-Cyclical - 6.1%

Abbott Laboratories 3.750% due 11/30/26	$1,295,000	$1,262,607
4.750% due 11/30/36	1,000,000	994,010
4.900% due 11/30/46	760,000	745,255
AbbVie, Inc. 2.600% due 11/21/24	2,660,000	2,546,629
2.950% due 11/21/26	1,110,000	1,033,835
3.200% due 11/21/29	4,040,000	3,651,155
3.600% due 05/14/25	1,600,000	1,552,079
3.750% due 11/14/23	370,000	366,424
3.800% due 03/15/25	3,270,000	3,189,741
4.250% due 11/21/49	1,930,000	1,611,599
Aetna, Inc. 2.800% due 06/15/23	540,000	534,413
Altria Group, Inc. 2.350% due 05/06/25	2,880,000	2,715,237
2.450% due 02/04/32	470,000	355,721
3.400% due 02/04/41	2,610,000	1,739,809
3.875% due 09/16/46	820,000	551,345
4.400% due 02/14/26	1,988,000	1,948,493
5.800% due 02/14/39	250,000	231,492
5.950% due 02/14/49	3,550,000	3,173,186
6.200% due 02/14/59	270,000	253,944
Amgen, Inc. 3.625% due 05/22/24	410,000	402,121
4.663% due 06/15/51	289,000	250,178
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.900% due 02/01/46	1,870,000	1,709,396
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.650% due 02/01/26	410,000	395,059
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.500% due 06/01/30	1,640,000	1,496,920
4.000% due 04/13/28	1,010,000	963,163
4.350% due 06/01/40	1,540,000	1,359,893
4.750% due 01/23/29	590,000	583,650
5.550% due 01/23/49	1,850,000	1,839,348
Anthem, Inc. 4.100% due 05/15/32	880,000	821,153
4.550% due 05/15/52	720,000	629,407
BAT Capital Corp. (United Kingdom) 3.557% due 08/15/27	5,230,000	4,786,235
4.540% due 08/15/47	950,000	674,820
Bausch Health Americas, Inc. 9.250% due 04/01/26 ~	750,000	526,184
Bausch Health Cos., Inc. 5.000% due 02/15/29 ~	2,560,000	1,230,305
5.250% due 01/30/30 ~	7,880,000	3,792,605
6.250% due 02/15/29 ~	2,740,000	1,323,591
7.250% due 05/30/29 ~	800,000	387,540
Becton Dickinson & Co. 3.363% due 06/06/24	1,400,000	1,368,856
3.734% due 12/15/24	272,000	265,445
4.685% due 12/15/44	714,000	641,653
Bristol-Myers Squibb Co. 3.200% due 06/15/26	1,379,000	1,316,437
3.400% due 07/26/29	473,000	438,790
Centene Corp. 3.375% due 02/15/30	370,000	313,621
4.625% due 12/15/29	380,000	348,115
Cigna Corp. 3.750% due 07/15/23	2,027,000	2,014,058
4.125% due 11/15/25	1,010,000	987,902
4.375% due 10/15/28	4,950,000	4,783,985
4.900% due 12/15/48	2,350,000	2,129,767
Coca-Cola Co. 1.450% due 06/01/27	700,000	619,024
2.500% due 06/01/40	70,000	51,290

	Principal Amount	Value
2.600% due 06/01/50	$370,000	$246,855
3.375% due 03/25/27	1,600,000	1,536,938
CommonSpirit Health 4.350% due 11/01/42	420,000	356,151
Constellation Brands, Inc. 2.250% due 08/01/31	220,000	175,318
3.600% due 05/09/24	620,000	608,087
4.350% due 05/09/27	850,000	829,081
CVS Health Corp. 1.875% due 02/28/31	430,000	338,326
2.125% due 09/15/31	910,000	723,830
3.625% due 04/01/27	550,000	522,766
3.750% due 04/01/30	670,000	609,037
3.875% due 07/20/25	1,278,000	1,248,351
4.125% due 04/01/40	580,000	484,938
4.250% due 04/01/50	180,000	144,141
4.300% due 03/25/28	1,396,000	1,352,873
5.050% due 03/25/48	5,310,000	4,792,994
5.125% due 07/20/45	1,440,000	1,319,461
CVS Pass-Through Trust 5.298% due 01/11/27 ~	279,136	276,198
6.036% due 12/10/28	1,694,173	1,669,359
Danone SA (France) 2.589% due 11/02/23 ~	2,730,000	2,674,034
DP World PLC (United Arab Emirates) 5.625% due 09/25/48 ~	2,290,000	2,156,090
Elevance Health, Inc. 3.350% due 12/01/24	560,000	543,207
3.650% due 12/01/27	460,000	434,538
Gilead Sciences, Inc. 3.650% due 03/01/26	1,160,000	1,119,691
4.750% due 03/01/46	920,000	832,585
HCA, Inc. 3.500% due 09/01/30	1,160,000	1,003,198
4.500% due 02/15/27	110,000	106,179
5.000% due 03/15/24	1,333,000	1,325,976
5.250% due 06/15/26	180,000	178,058
5.375% due 02/01/25	517,000	516,792
5.375% due 09/01/26	440,000	435,701
5.500% due 06/15/47	450,000	401,774
5.625% due 09/01/28	200,000	199,264
5.875% due 02/01/29	630,000	629,356
Hershey Co. 0.900% due 06/01/25	340,000	310,617
Humana, Inc. 3.950% due 03/15/27	661,000	634,635
4.500% due 04/01/25	300,000	296,625
4.625% due 12/01/42	1,090,000	956,553
4.800% due 03/15/47	130,000	114,803
Johnson & Johnson 3.625% due 03/03/37	2,770,000	2,471,951
Kraft Heinz Foods Co. 3.000% due 06/01/26	1,237,000	1,159,148
4.250% due 03/01/31	420,000	393,800
4.375% due 06/01/46	560,000	457,627
4.625% due 10/01/39	30,000	26,440
5.000% due 06/04/42	210,000	190,899
5.200% due 07/15/45	990,000	918,271
5.500% due 06/01/50	830,000	797,808
6.750% due 03/15/32	50,000	54,422
6.875% due 01/26/39	140,000	152,512
7.125% due 08/01/39 ~	30,000	33,110
Mars, Inc. 2.700% due 04/01/25 ~	1,110,000	1,057,605
3.200% due 04/01/30 ~	590,000	528,424
Merck & Co., Inc. 1.450% due 06/24/30	800,000	640,113
Mondelez International, Inc. 1.500% due 05/04/25	1,760,000	1,630,188
PayPal Holdings, Inc. 1.650% due 06/01/25	1,070,000	994,299

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
PepsiCo, Inc. 0.750% due 05/01/23	$1,350,000	$1,332,705
1.625% due 05/01/30	1,110,000	905,385
2.250% due 03/19/25	190,000	181,014
2.625% due 03/19/27	190,000	176,761
2.875% due 10/15/49	400,000	287,787
Pfizer, Inc. 0.800% due 05/28/25	20,000	18,333
1.700% due 05/28/30	1,110,000	915,891
2.625% due 04/01/30	780,000	687,016
Philip Morris International, Inc. 1.125% due 05/01/23	980,000	967,974
2.100% due 05/01/30	760,000	616,311
Procter & Gamble Co. 2.800% due 03/25/27	300,000	281,392
3.000% due 03/25/30	870,000	796,969
Reynolds American, Inc. (United Kingdom) 5.850% due 08/15/45	1,090,000	932,962
Service Corp. International 7.500% due 04/01/27	510,000	523,925
Teva Pharmaceutical Finance Co. LLC (Israel) 6.150% due 02/01/36	280,000	246,903
Teva Pharmaceutical Finance Netherlands III BV (Israel) 2.800% due 07/21/23	2,000,000	1,959,060
3.150% due 10/01/26	7,115,000	6,236,511
4.100% due 10/01/46	1,800,000	1,104,480
4.750% due 05/09/27	730,000	660,759
5.125% due 05/09/29	5,940,000	5,297,572
6.000% due 04/15/24	250,000	245,534
7.125% due 01/31/25	1,140,000	1,135,463
United Rentals North America, Inc. 3.750% due 01/15/32	1,210,000	988,727
3.875% due 11/15/27	990,000	917,849
3.875% due 02/15/31	1,850,000	1,555,008
5.500% due 05/15/27	400,000	395,532
UnitedHealth Group, Inc. 1.250% due 01/15/26	590,000	535,330
2.000% due 05/15/30	560,000	463,331
2.300% due 05/15/31	320,000	267,500
3.125% due 05/15/60	200,000	136,617
3.500% due 06/15/23	540,000	537,050
3.875% due 08/15/59	570,000	449,140
4.000% due 05/15/29	1,550,000	1,483,669
4.200% due 05/15/32	590,000	561,848
4.250% due 06/15/48	420,000	365,002
4.450% due 12/15/48	410,000	366,220
5.700% due 10/15/40	10,000	10,438
5.800% due 03/15/36	860,000	910,634

		145,973,084

Energy - 6.0%

BP Capital Markets America, Inc. 3.000% due 02/24/50	2,570,000	1,725,738
3.119% due 05/04/26	1,990,000	1,888,743
3.410% due 02/11/26	1,200,000	1,153,435
3.633% due 04/06/30	790,000	726,908
Cameron LNG LLC 2.902% due 07/15/31 ~	540,000	456,912
3.302% due 01/15/35 ~	1,730,000	1,398,888
Cheniere Energy Partners LP 3.250% due 01/31/32	2,100,000	1,671,719
4.000% due 03/01/31	400,000	341,084
Cheniere Energy, Inc. 4.625% due 10/15/28	1,020,000	923,908
Chevron Corp. 1.554% due 05/11/25	600,000	558,683
1.995% due 05/11/27	720,000	647,715
3.078% due 05/11/50	220,000	158,977
Chevron USA, Inc. 3.850% due 01/15/28	1,740,000	1,682,408
ConocoPhillips 6.500% due 02/01/39	370,000	416,380

	Principal Amount	Value
Continental Resources, Inc. 2.268% due 11/15/26 ~	$560,000	$485,944
3.800% due 06/01/24	730,000	711,062
4.375% due 01/15/28	1,750,000	1,606,307
4.500% due 04/15/23	1,180,000	1,179,853
4.900% due 06/01/44	290,000	215,506
5.750% due 01/15/31 ~	1,300,000	1,212,673
Coterra Energy, Inc. 3.900% due 05/15/27	2,260,000	2,113,677
4.375% due 03/15/29	1,710,000	1,619,409
Devon Energy Corp. 4.750% due 05/15/42	70,000	59,549
5.000% due 06/15/45	4,320,000	3,749,727
5.600% due 07/15/41	1,240,000	1,162,240
8.250% due 08/01/23	3,290,000	3,335,446
Diamondback Energy, Inc. 3.500% due 12/01/29	2,320,000	2,040,466
Ecopetrol SA (Colombia) 4.625% due 11/02/31	850,000	651,002
5.875% due 05/28/45	3,880,000	2,709,922
Energy Transfer LP 2.900% due 05/15/25	1,010,000	952,052
3.750% due 05/15/30	2,010,000	1,776,824
4.500% due 11/01/23	520,000	516,369
4.950% due 06/15/28	680,000	658,841
5.250% due 04/15/29	410,000	397,324
5.300% due 04/01/44	160,000	135,755
5.400% due 10/01/47	590,000	502,396
6.250% due 02/15/23	390,000	331,988
6.250% due 04/15/49	2,500,000	2,336,719
6.750% due 05/15/25	1,950,000	1,694,062
7.125% due 05/15/30	890,000	745,375
7.600% due 02/01/24	1,560,000	1,586,533
Enterprise Products Operating LLC 2.800% due 01/31/30	2,460,000	2,095,279
3.700% due 01/31/51	1,180,000	856,102
3.950% due 01/31/60	400,000	290,673
4.150% due 10/16/28	2,300,000	2,182,475
4.200% due 01/31/50	2,100,000	1,661,253
4.800% due 02/01/49	470,000	402,811
4.850% due 03/15/44	420,000	372,239
7.550% due 04/15/38	360,000	403,631
EOG Resources, Inc. 3.900% due 04/01/35	1,460,000	1,307,506
4.150% due 01/15/26	1,040,000	1,020,740
4.375% due 04/15/30	80,000	77,532
4.950% due 04/15/50	1,510,000	1,445,442
EQT Corp. 3.125% due 05/15/26 ~	50,000	46,017
3.625% due 05/15/31 ~	900,000	763,993
3.900% due 10/01/27	2,100,000	1,943,267
5.000% due 01/15/29	630,000	593,572
6.125% due 02/01/25	120,000	120,478
Exxon Mobil Corp. 1.571% due 04/15/23	170,000	168,426
2.992% due 03/19/25	2,970,000	2,863,234
3.043% due 03/01/26	750,000	716,209
3.482% due 03/19/30	1,300,000	1,215,557
4.114% due 03/01/46	2,420,000	2,070,839
4.327% due 03/19/50	220,000	193,882
Halliburton Co. 3.800% due 11/15/25	79,000	76,926
KazMunayGas National Co. JSC (Kazakhstan) 5.375% due 04/24/30 ~	400,000	359,528
6.375% due 10/24/48 ~	1,500,000	1,244,605
Kinder Morgan Energy Partners LP 3.500% due 09/01/23	1,410,000	1,395,295
Kinder Morgan, Inc. 4.300% due 03/01/28	450,000	431,888
5.200% due 03/01/48	60,000	52,080
5.550% due 06/01/45	210,000	192,463

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
MPLX LP 4.500% due 04/15/38	$1,510,000	$1,277,551
4.700% due 04/15/48	520,000	412,633
4.800% due 02/15/29	930,000	891,895
4.875% due 12/01/24	1,190,000	1,181,156
5.200% due 03/01/47	70,000	59,728
5.500% due 02/15/49	1,630,000	1,440,367
Occidental Petroleum Corp. 3.000% due 02/15/27	870,000	791,055
4.100% due 02/15/47	2,510,000	1,921,669
4.200% due 03/15/48	1,200,000	923,574
4.400% due 04/15/46	510,000	399,225
4.625% due 06/15/45	1,280,000	1,036,194
5.550% due 03/15/26	2,110,000	2,105,527
6.450% due 09/15/36	1,610,000	1,645,831
7.875% due 09/15/31	2,702,000	2,987,804
Petrobras Global Finance BV (Brazil) 5.299% due 01/27/25	9,501,000	9,456,542
6.250% due 03/17/24	150,000	150,809
7.250% due 03/17/44	1,270,000	1,227,520
Petroleos Mexicanos (Mexico) 6.375% due 01/23/45	520,000	323,209
6.625% due 06/15/35	160,000	116,445
6.875% due 08/04/26	1,850,000	1,751,389
Pioneer Natural Resources Co. 1.125% due 01/15/26	410,000	365,880
1.900% due 08/15/30	780,000	612,586
2.150% due 01/15/31	1,020,000	808,613
Reliance Industries Ltd. (India) 2.875% due 01/12/32 ~	850,000	689,917
3.625% due 01/12/52 ~	2,500,000	1,645,268
Sabine Pass Liquefaction LLC 5.750% due 05/15/24	730,000	730,571
Schlumberger Holdings Corp. 3.900% due 05/17/28 ~	1,232,000	1,150,118
Shell International Finance BV (Netherlands) 2.750% due 04/06/30	1,070,000	941,344
2.875% due 05/10/26	560,000	528,044
3.250% due 04/06/50	2,320,000	1,675,291
4.375% due 05/11/45	1,010,000	887,534
4.550% due 08/12/43	1,200,000	1,089,334
Sinopec Group Overseas Development Ltd. (China) 4.375% due 04/10/24 ~	1,990,000	1,976,788
Southwestern Energy Co. 4.750% due 02/01/32	770,000	659,517
5.375% due 02/01/29	60,000	55,710
5.375% due 03/15/30	250,000	228,486
Targa Resources Corp. 4.950% due 04/15/52	400,000	318,255
5.200% due 07/01/27	1,030,000	1,011,200
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.000% due 01/15/32	170,000	143,266
4.875% due 02/01/31	770,000	696,311
5.000% due 01/15/28	450,000	430,015
5.500% due 03/01/30	540,000	508,899
6.500% due 07/15/27	530,000	534,224
6.875% due 01/15/29	270,000	272,627
Tennessee Gas Pipeline Co. LLC 2.900% due 03/01/30 ~	5,790,000	4,862,452
Venture Global Calcasieu Pass LLC 3.875% due 11/01/33 ~	1,150,000	941,557
Western Midstream Operating LP 3.350% due 02/01/25	1,120,000	1,061,592
4.300% due 02/01/30	2,824,000	2,471,494
4.500% due 03/01/28	680,000	627,599
4.650% due 07/01/26	460,000	437,359
5.041% (USD LIBOR + 1.100%) due 01/13/23 §	550,000	549,177
5.300% due 03/01/48	130,000	107,120

	Principal Amount	Value
5.500% due 08/15/48	$960,000	$799,668
5.500% due 02/01/50	600,000	495,345
Williams Cos., Inc. 3.750% due 06/15/27	330,000	311,135
7.500% due 01/15/31	6,475,000	7,108,416
7.750% due 06/15/31	100,000	110,611

		142,745,907

Financial - 13.1%

ABN AMRO Bank NV (Netherlands) 4.750% due 07/28/25 ~	2,220,000	2,155,540
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 2.450% due 10/29/26	920,000	805,679
3.000% due 10/29/28	2,790,000	2,342,443
3.150% due 02/15/24	2,180,000	2,108,347
3.300% due 01/30/32	780,000	611,681
Air Lease Corp. 3.375% due 07/01/25	1,160,000	1,098,225
Ambac Assurance Corp. 5.100% due 06/07/23 ~	111,048	155,606
American Express Co. 3.375% due 05/03/24	1,180,000	1,156,593
4.050% due 05/03/29	1,780,000	1,698,889
American International Group, Inc. 2.500% due 06/30/25	1,887,000	1,778,178
Banco Santander SA (Spain) 2.746% due 05/28/25	1,200,000	1,124,135
3.848% due 04/12/23	3,200,000	3,183,269
4.175% due 03/24/28	200,000	185,796
5.039% (USD LIBOR + 1.120%) due 04/12/23 §	1,000,000	1,000,148
Bank of America Corp. 2.572% due 10/20/32	3,040,000	2,388,473
2.592% due 04/29/31	4,970,000	4,058,663
2.972% due 02/04/33	1,920,000	1,551,743
3.300% due 01/11/23	3,190,000	3,188,939
3.419% due 12/20/28	7,274,000	6,599,099
3.550% due 03/05/24	3,370,000	3,357,549
3.974% due 02/07/30	3,230,000	2,940,061
4.000% due 04/01/24	2,280,000	2,252,378
4.083% due 03/20/51	3,820,000	3,007,920
4.125% due 01/22/24	3,295,000	3,268,008
4.200% due 08/26/24	4,930,000	4,856,909
4.250% due 10/22/26	310,000	299,877
4.330% due 03/15/50	1,190,000	981,907
4.450% due 03/03/26	660,000	647,498
5.000% due 01/21/44	370,000	341,962
Bank of Montreal (Canada) 1.850% due 05/01/25	2,120,000	1,982,150
3.803% due 12/15/32	550,000	485,173
Bank of New York Mellon Corp. 1.600% due 04/24/25	970,000	902,151
Bank of Nova Scotia (Canada) 1.300% due 06/11/25	690,000	632,812
4.588% due 05/04/37	1,440,000	1,232,577
Barclays PLC (United Kingdom) 4.972% due 05/16/29	3,556,000	3,345,979
5.088% due 06/20/30	4,250,000	3,923,288
Berkshire Hathaway Finance Corp. 4.250% due 01/15/49	2,370,000	2,123,035
BNP Paribas SA (France) 2.219% due 06/09/26 ~	2,260,000	2,076,996
2.824% due 01/26/41 ~	910,000	561,425
3.375% due 01/09/25 ~	910,000	876,413
4.375% due 03/01/33 ~	970,000	858,790
4.400% due 08/14/28 ~	2,110,000	1,998,877
4.625% due 03/13/27 ~	1,110,000	1,054,229
4.705% due 01/10/25 ~	2,360,000	2,337,364
5.198% due 01/10/30 ~	920,000	876,142

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
BPCE SA (France) 5.150% due 07/21/24 ~	$1,370,000	$1,341,926
Canadian Imperial Bank of Commerce (Canada) 0.950% due 06/23/23	1,250,000	1,226,908
Chubb INA Holdings, Inc. 3.350% due 05/03/26	440,000	421,740
Citigroup, Inc. 1.678% due 05/15/24	1,910,000	1,883,223
3.106% due 04/08/26	1,310,000	1,241,133
3.500% due 05/15/23	560,000	557,380
3.785% due 03/17/33	3,180,000	2,728,366
3.980% due 03/20/30	2,000,000	1,807,834
4.075% due 04/23/29	5,400,000	4,978,580
4.400% due 06/10/25	3,030,000	2,976,784
4.412% due 03/31/31	890,000	819,353
4.450% due 09/29/27	1,330,000	1,270,256
4.650% due 07/30/45	2,171,000	1,872,145
4.650% due 07/23/48	1,430,000	1,237,031
4.658% due 05/24/28	730,000	707,619
4.750% due 05/18/46	440,000	367,618
4.910% due 05/24/33	1,920,000	1,803,480
5.300% due 05/06/44	240,000	217,411
5.500% due 09/13/25	630,000	634,512
5.950% due 01/30/23	1,820,000	1,806,805
5.950% due 05/15/25	2,220,000	2,002,329
6.300% due 05/15/24	2,520,000	2,386,440
6.625% due 06/15/32	480,000	506,954
6.675% due 09/13/43	580,000	622,850
8.125% due 07/15/39	200,000	246,805
Cooperatieve Rabobank UA (Netherlands) 1.339% due 06/24/26 ~	250,000	225,005
3.649% due 04/06/28 ~	1,560,000	1,439,579
3.758% due 04/06/33 ~	1,160,000	991,303
4.375% due 08/04/25	4,460,000	4,357,573
Credit Agricole SA (France) 1.907% due 06/16/26 ~	1,500,000	1,368,624
Credit Suisse AG (Switzerland) 2.950% due 04/09/25	1,580,000	1,423,265
Credit Suisse Group AG (Switzerland) 2.193% due 06/05/26 ~	1,718,000	1,468,718
2.593% due 09/11/25 ~	250,000	221,161
3.091% due 05/14/32 ~	2,240,000	1,552,190
4.194% due 04/01/31 ~	3,760,000	2,926,093
4.550% due 04/17/26	440,000	388,546
9.016% due 11/15/33 ~	780,000	800,787
9.750% due 06/23/27 ~	7,010,000	6,123,707
Danske Bank AS (Denmark) 1.226% due 06/22/24 ~	3,400,000	3,175,980
3.244% due 12/20/25 ~	800,000	749,329
5.375% due 01/12/24 ~	1,470,000	1,458,419
Goldman Sachs Capital II 5.528% (USD LIBOR + 0.768%) due 01/30/23 §	298,000	225,389
Goldman Sachs Group, Inc. 2.908% due 07/21/42	370,000	252,983
3.200% due 02/23/23	1,780,000	1,775,639
3.210% due 04/22/42	160,000	115,862
3.500% due 04/01/25	2,050,000	1,973,112
3.500% due 11/16/26	40,000	37,551
3.615% due 03/15/28	710,000	662,393
3.625% due 02/20/24	420,000	412,919
4.223% due 05/01/29	3,130,000	2,921,659
4.250% due 10/21/25	3,150,000	3,077,570
4.750% due 10/21/45	20,000	17,632
5.150% due 05/22/45	3,100,000	2,799,231
5.950% due 01/15/27	1,733,000	1,781,404
6.250% due 02/01/41	4,580,000	4,801,964
6.750% due 10/01/37	1,485,000	1,590,802
Guardian Life Global Funding 1.100% due 06/23/25 ~	690,000	625,654

	Principal Amount	Value
HSBC Bank USA NA 7.000% due 01/15/39	$1,240,000	$1,341,645
HSBC Holdings PLC (United Kingdom) 2.099% due 06/04/26	200,000	182,174
3.973% due 05/22/30	1,480,000	1,298,382
4.250% due 03/14/24	2,900,000	2,849,885
4.250% due 08/18/25	1,100,000	1,059,220
4.762% due 03/29/33	1,190,000	1,034,429
Intercontinental Exchange, Inc. 4.600% due 03/15/33	2,840,000	2,731,154
4.950% due 06/15/52	540,000	502,221
Intesa Sanpaolo SpA (Italy) 3.375% due 01/12/23 ~	1,040,000	1,039,497
5.017% due 06/26/24 ~	10,470,000	10,070,765
5.710% due 01/15/26 ~	350,000	336,733
JPMorgan Chase & Co. 1.514% due 06/01/24	3,470,000	3,414,014
2.083% due 04/22/26	3,000,000	2,787,444
2.522% due 04/22/31	2,660,000	2,182,518
3.109% due 04/22/51	460,000	303,386
3.875% due 09/10/24	1,760,000	1,723,967
4.023% due 12/05/24	2,730,000	2,690,276
4.203% due 07/23/29	3,010,000	2,810,415
4.250% due 10/01/27	870,000	839,731
4.452% due 12/05/29	4,010,000	3,774,854
4.950% due 06/01/45	3,860,000	3,467,308
KKR Group Finance Co. II LLC 5.500% due 02/01/43 ~	350,000	323,422
Lloyds Banking Group PLC (United Kingdom) 3.900% due 03/12/24	1,910,000	1,875,593
4.375% due 03/22/28	3,280,000	3,118,985
Mastercard, Inc. 3.850% due 03/26/50	1,350,000	1,133,895
Mitsubishi UFJ Financial Group, Inc. (Japan) 3.837% due 04/17/26	910,000	877,215
4.080% due 04/19/28	940,000	887,680
Morgan Stanley 2.188% due 04/28/26	3,400,000	3,162,419
2.699% due 01/22/31	2,830,000	2,344,639
3.622% due 04/01/31	5,280,000	4,621,382
3.737% due 04/24/24	1,450,000	1,442,345
3.772% due 01/24/29	200,000	183,495
4.431% due 01/23/30	170,000	158,563
National Securities Clearing Corp. 1.200% due 04/23/23 ~	950,000	940,268
1.500% due 04/23/25 ~	1,000,000	927,813
Natwest Group PLC (United Kingdom) 4.519% due 06/25/24	200,000	198,179
4.892% due 05/18/29	780,000	739,434
5.076% due 01/27/30	500,000	472,022
New York Life Global Funding 0.950% due 06/24/25 ~	840,000	761,377
Nuveen LLC 4.000% due 11/01/28 ~	1,500,000	1,396,089
Park Aerospace Holdings Ltd. (Ireland) 4.500% due 03/15/23 ~	260,000	259,378
5.500% due 02/15/24 ~	630,000	622,066
Principal Life Global Funding II 1.250% due 06/23/25 ~	640,000	582,646
Royal Bank of Canada (Canada) 1.150% due 06/10/25	1,170,000	1,071,990
1.600% due 04/17/23	1,970,000	1,953,186
3.875% due 05/04/32	1,230,000	1,123,579
Santander UK Group Holdings PLC (United Kingdom) 5.625% due 09/15/45 ~	408,000	313,601
Standard Chartered PLC (United Kingdom) 5.925% (USD LIBOR + 1.510%) due 01/30/27 § ~	3,900,000	3,014,934
Swedbank AB (Sweden) 1.300% due 06/02/23 ~	2,200,000	2,160,862

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Teachers Insurance & Annuity Association of America 6.850% due 12/16/39 ~	$132,000	$145,984
Toronto-Dominion Bank (Canada) 0.750% due 06/12/23	1,510,000	1,483,081
1.150% due 06/12/25	1,720,000	1,570,637
4.456% due 06/08/32	2,800,000	2,677,318
UBS Group AG (Switzerland) 2.746% due 02/11/33 ~	850,000	659,041
4.125% due 09/24/25 ~	1,050,000	1,022,024
4.488% due 05/12/26 ~	1,050,000	1,027,176
4.751% due 05/12/28 ~	1,350,000	1,294,004
7.000% due 01/31/24 ~	7,030,000	6,933,853
US Bancorp 1.450% due 05/12/25	2,450,000	2,273,823
Visa, Inc. 3.150% due 12/14/25	2,640,000	2,548,097
4.300% due 12/14/45	1,570,000	1,441,627
WEA Finance LLC/Westfield UK & Europe Finance PLC REIT (France) 3.750% due 09/17/24 ~	6,230,000	5,892,016
Wells Fargo & Co. 2.188% due 04/30/26	3,060,000	2,850,449
2.879% due 10/30/30	980,000	834,511
3.000% due 10/23/26	2,240,000	2,073,292
3.350% due 03/02/33	590,000	498,599
3.750% due 01/24/24	1,700,000	1,677,614
4.150% due 01/24/29	1,150,000	1,083,290
4.400% due 06/14/46	1,650,000	1,332,754
4.478% due 04/04/31	3,350,000	3,148,275
4.650% due 11/04/44	1,600,000	1,354,059
4.750% due 12/07/46	2,550,000	2,147,324
4.900% due 11/17/45	1,490,000	1,289,621
5.013% due 04/04/51	10,420,000	9,232,362
5.375% due 11/02/43	2,030,000	1,896,807
5.606% due 01/15/44	1,567,000	1,526,907

		314,842,061

Industrial - 1.9%

3M Co. 2.375% due 08/26/29	990,000	841,759
3.050% due 04/15/30	340,000	299,290
3.700% due 04/15/50	2,730,000	2,103,283
Ball Corp. 3.125% due 09/15/31	1,220,000	981,405
Boeing Co. 2.196% due 02/04/26	1,190,000	1,082,506
2.700% due 02/01/27	610,000	551,492
3.200% due 03/01/29	1,480,000	1,300,750
3.250% due 02/01/35	3,350,000	2,557,726
3.550% due 03/01/38	460,000	340,737
3.750% due 02/01/50	1,380,000	953,241
4.875% due 05/01/25	2,760,000	2,741,350
5.150% due 05/01/30	1,900,000	1,858,374
5.705% due 05/01/40	2,190,000	2,097,693
5.805% due 05/01/50	3,160,000	2,945,975
5.930% due 05/01/60	150,000	137,448
Builders FirstSource, Inc. 4.250% due 02/01/32 ~	130,000	105,623
Carrier Global Corp. 3.577% due 04/05/50	100,000	71,762
Deere & Co. 3.100% due 04/15/30	370,000	332,230
3.750% due 04/15/50	1,220,000	1,036,345
Eaton Corp. 4.150% due 11/02/42	410,000	352,256
General Dynamics Corp. 3.250% due 04/01/25	630,000	610,984
4.250% due 04/01/40	100,000	91,686
4.250% due 04/01/50	340,000	303,523

	Principal Amount	Value
L3Harris Technologies, Inc. 4.854% due 04/27/35	$370,000	$346,101
5.054% due 04/27/45	780,000	702,907
Lockheed Martin Corp. 3.550% due 01/15/26	605,000	588,394
3.900% due 06/15/32	600,000	567,211
4.150% due 06/15/53	2,980,000	2,544,417
4.500% due 05/15/36	580,000	555,748
Northrop Grumman Corp. 2.930% due 01/15/25	1,790,000	1,718,000
3.250% due 01/15/28	2,990,000	2,762,770
5.250% due 05/01/50	890,000	881,639
Otis Worldwide Corp. 2.056% due 04/05/25	870,000	814,725
Raytheon Technologies Corp. 2.250% due 07/01/30	1,120,000	934,613
3.150% due 12/15/24	750,000	722,770
3.950% due 08/16/25	950,000	929,044
4.125% due 11/16/28	390,000	374,072
4.500% due 06/01/42	380,000	343,521
Republic Services, Inc. 2.500% due 08/15/24	1,000,000	958,908
Union Pacific Corp. 2.150% due 02/05/27	870,000	786,858
2.400% due 02/05/30	840,000	720,515
2.891% due 04/06/36	1,810,000	1,444,860
3.750% due 07/15/25	430,000	418,199
3.750% due 02/05/70	1,950,000	1,432,301
3.839% due 03/20/60	365,000	284,006
Vertiv Group Corp. 4.125% due 11/15/28 ~	570,000	485,173

		45,014,190

Technology - 1.4%

Apple, Inc. 1.125% due 05/11/25	2,770,000	2,552,629
2.450% due 08/04/26	1,610,000	1,495,188
Broadcom, Inc. 3.137% due 11/15/35 ~	4,820,000	3,558,711
Intel Corp. 1.600% due 08/12/28	1,250,000	1,064,192
3.050% due 08/12/51	240,000	156,460
3.700% due 07/29/25	620,000	605,315
4.750% due 03/25/50	920,000	803,238
International Business Machines Corp. 3.000% due 05/15/24	2,800,000	2,724,572
Microsoft Corp. 2.525% due 06/01/50	41,000	27,178
2.921% due 03/17/52	1,497,000	1,066,871
3.041% due 03/17/62	908,000	632,444
3.300% due 02/06/27	1,380,000	1,331,984
3.450% due 08/08/36	72,000	63,978
NVIDIA Corp. 2.850% due 04/01/30	580,000	507,288
3.500% due 04/01/40	2,240,000	1,823,260
3.500% due 04/01/50	2,950,000	2,241,277
3.700% due 04/01/60	1,590,000	1,181,139
NXP BV/NXP Funding LLC/NXP USA, Inc. (China) 2.700% due 05/01/25	1,030,000	970,502
Oracle Corp. 1.650% due 03/25/26	2,500,000	2,240,924
2.875% due 03/25/31	2,790,000	2,320,120
2.950% due 04/01/30	260,000	222,264
Salesforce, Inc. 3.250% due 04/11/23	1,200,000	1,195,811
3.700% due 04/11/28	1,100,000	1,057,156
Texas Instruments, Inc. 1.750% due 05/04/30	1,040,000	857,352

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Workday, Inc.
3.500% due 04/01/27	$650,000	$608,452
3.700% due 04/01/29	1,080,000	993,105
3.800% due 04/01/32	2,420,000	2,142,987

		34,444,397

Utilities - 0.3%

Berkshire Hathaway Energy Co. 6.125% due 04/01/36	586,000	617,253
Consolidated Edison Co. of New York, Inc. 3.350% due 04/01/30	610,000	550,053
3.950% due 04/01/50	470,000	370,959
Duke Energy Ohio, Inc. 3.650% due 02/01/29	1,630,000	1,512,749
Pacific Gas and Electric Co. 2.100% due 08/01/27	810,000	692,993
2.500% due 02/01/31	350,000	272,358
3.300% due 08/01/40	210,000	142,900
3.500% due 08/01/50	490,000	306,207
Virginia Electric & Power Co. 6.350% due 11/30/37	2,130,000	2,266,876

		6,732,348

Total Corporate Bonds & Notes (Cost $1,068,761,275)		941,738,775

SENIOR LOAN NOTES - 5.0%

Communications - 0.3%

Charter Communications Operating LLC
Term B1 6.137% (USD LIBOR + 1.750%) due 04/30/25 §	1,677,034	1,670,629
Term B2 6.137% (USD LIBOR + 1.750%) due 02/01/27 §	487,406	476,782
Nexstar Media, Inc. Term B4 6.854% (USD LIBOR + 2.750%) due 09/18/26 §	1,279,669	1,271,472
Virgin Media Bristol LLC
Term N 6.839% (USD LIBOR + 2.500%) due 01/31/28 §	3,011,848	2,965,730
Term Q 7.642% (USD LIBOR + 3.250%) due 01/31/29 §	620,000	614,672
Ziggo Financing Partnership Term I (Netherlands) 6.853% (USD LIBOR + 2.500%) due 04/30/28 §	796,000	777,735

		7,777,020

Consumer, Cyclical - 1.1%

Air Canada Term B (Canada) 7.892% (USD LIBOR + 3.500%) due 08/11/28 §	1,661,650	1,646,418
Alterra Mountain Co. Term B 7.853% (USD LIBOR + 3.500%) due 08/17/28 §	2,417,761	2,394,188
Caesars Resort Collection LLC Term B 7.474% (USD LIBOR + 2.750%) due 12/22/24 §	499,538	499,043
Clarios Global LP Term B 7.642% (USD LIBOR + 3.250%) due 04/30/26 §	3,675,191	3,613,937
Great Outdoors Group LLC Term B2 8.137% (USD LIBOR + 3.750%) due 03/05/28 §	1,215,316	1,171,768
GVC Holdings Gibraltar Ltd. Term B4 (Gibraltar) 7.223% (USD LIBOR + 2.500%) due 03/29/27 §	407,316	404,961

	Principal Amount	Value
Harbor Freight Tools USA, Inc. Term B 7.142% (USD LIBOR + 2.750%) due 10/19/27 §	$2,042,563	$1,953,519
Hunter Douglas, Inc. Term B (Netherlands) 7.911% (SOFR + 3.500%) due 02/25/29 §	2,525,430	2,235,952
PCI Gaming Authority Term B 6.887% (USD LIBOR + 2.500%) due 05/31/26 §	1,747,523	1,741,333
Scientific Games International, Inc. Term B 7.326% (SOFR + 3.000%) due 04/14/29 §	3,323,300	3,287,299
SkyMiles IP Ltd. Term B 8.476% (USD LIBOR + 3.750%) due 10/20/27 §	620,000	633,014
Station Casinos LLC Term B1 6.642% (USD LIBOR + 2.250%) due 02/08/27 §	2,042,860	1,999,450
UFC Holdings LLC Term B3 7.137% (USD LIBOR + 3.000%) due 04/29/26 §	3,295,864	3,259,557
United Airlines, Inc. Term B 8.136% (USD LIBOR + 3.750%) due 04/21/28 §	2,572,754	2,545,953

		27,386,392

Consumer, Non-Cyclical - 1.5%

Allied Universal Holdco LLC Term B 8.076% (USD LIBOR + 3.750%) due 05/14/28 §	2,614,788	2,486,990
APi Group DE, Inc. Term B 6.892% (USD LIBOR + 2.500%) due 10/01/26 §	2,418,729	2,404,822
Belron Finance US LLC Term B 6.900% (USD LIBOR + 2.500%) due 11/13/25 §	648,184	646,969
Eyecare Partners LLC 8.071% (SOFR + 3.750%) due 02/20/27 §	944,819	803,883
Gainwell Acquisition Corp. Term B 8.392% (USD LIBOR + 4.000%) due 10/01/27 §	2,621,852	2,487,482
Garda World Security Corp. Term B (Canada) 8.604% (USD LIBOR + 4.250%) due 10/30/26 §	1,071,822	1,045,696
Global Medical Response, Inc. Term B 5.750% (USD LIBOR + 4.250%) due 10/02/25 §	3,104,757	2,201,791
Horizon Therapeutics USA, Inc. Term B2 6.089% (USD LIBOR + 2.000%) due 03/15/28 §	3,272,098	3,272,916
ICON Luxembourg SARL Term B (Luxembourg) 6.642% (USD LIBOR + 2.500%) due 07/01/28 §	2,646,696	2,641,733
Jazz Financing Lux SARL Term B 7.892% (USD LIBOR + 3.500%) due 05/05/28 §	1,458,593	1,448,159
Medline Borrower LP Term B 7.636% (USD LIBOR + 3.250%) due 10/21/28 §	3,303,080	3,144,324
Phoenix Guarantor, Inc. Term B 7.642% (USD LIBOR + 3.250%) due 03/05/26 §	2,443,338	2,298,265
7.853% (USD LIBOR + 3.500%)
due 03/05/26 §	559,227	526,023
Phoenix Newco, Inc. 7.589% (USD LIBOR + 3.500%) due 11/15/28 §	250,369	241,676

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
PRA Health Sciences, Inc. Term B (Ireland) 6.642% (USD LIBOR + 2.500%) due 07/01/28 §	$659,426	$658,190
Prime Security Services Borrower LLC Term B1 7.137% (USD LIBOR + 2.750%) due 09/23/26 §	1,597,874	1,585,254
Sotera Health Holdings LLC 7.111% (USD LIBOR + 2.750%) due 12/13/26 §	2,540,000	2,360,613
Trans Union LLC Term B5 6.089% (USD LIBOR + 1.750%) due 11/15/26 §	997,070	985,230
Triton Water Holdings, Inc. Term B 7.892% (USD LIBOR + 3.500%) due 03/31/28 §	2,922,836	2,727,736
Verscend Holding Corp. Term B 8.392% (USD LIBOR + 4.000%) due 08/27/25 §	2,915,350	2,904,418

		36,872,170

Diversified - 0.1%

First Eagle Holdings, Inc. Term B 6.892% (USD LIBOR + 2.500%) due 02/02/27 §	2,067,365	2,013,096

Financial - 1.0%

Allspring Buyer LLC Term B 7.460% (USD LIBOR + 3.250%) due 11/01/28 §	1,849,028	1,824,374
AmWINS Group, Inc. Term B 6.604% (USD LIBOR + 2.250%) due 02/19/28 §	1,275,960	1,253,949
Asurion LLC
Term B7 7.392% (USD LIBOR + 3.000%) due 11/03/24 §	1,950,745	1,899,538
Term B8 7.637% (USD LIBOR + 3.250%) due 12/23/26 §	1,426,378	1,273,298
Term B9 7.642% (USD LIBOR + 3.250%) due 07/31/27 §	717,722	629,084
Term B10 8.301% (SOFR + 4.000%) due 08/19/28 §	437,359	392,803
Castlelake Aviation One DAC Term B 7.139% (USD LIBOR + 2.750%) due 10/22/26 §	2,760,087	2,740,372
Citadel Securities LP Term B 6.892% (USD LIBOR + 2.500%) due 02/02/28 §	603,146	592,874
Deerfield Dakota Holding LLC Term B 8.108% (SOFR + 3.750%) due 04/09/27 §	3,503,941	3,279,471
Edelman Financial Engines Center LLC Term B 7.892% (USD LIBOR + 3.750%) due 04/07/28 §	1,467,947	1,377,511
FinCo I LLC Term B 6.887% (USD LIBOR + 2.500%) due 06/27/25 §	1,215,845	1,213,565
Focus Financial Partners LLC Term B5 7.573% (SOFR + 3.250%) due 06/30/28 §	1,117,200	1,106,307
Jane Street Group LLC Term B 7.137% (USD LIBOR + 2.750%) due 01/26/28 §	1,443,538	1,402,939
Setanta Aircraft Leasing DAC Term B (Ireland) 6.550% (USD LIBOR + 2.000%) due 11/05/28 §	2,290,000	2,282,844
VFH Parent LLC Term B 7.336% (SOFR + 3.000%) due 01/13/29 §	1,590,000	1,555,219

		22,824,148

	Principal Amount	Value
Industrial - 0.5%

Ali Group North America Corp. Term B 6.323% (SOFR + 2.000%) due 07/22/29 §	$2,352,622	$2,337,918
Brown Group Holding LLC Term B 6.892% (USD LIBOR + 2.750%) due 06/07/28 §	2,248,211	2,212,081
Coherent Corp. Term B 7.517% (USD LIBOR + 2.750%) due 07/01/29 §	2,556,868	2,539,609
Genesee & Wyoming, Inc. 6.767% (USD LIBOR + 2.000%) due 12/30/26 §	1,983,980	1,975,863
GFL Environmental, Inc. Term B (Canada) 7.389% (USD LIBOR + 3.000%) due 05/31/25 §	96,741	96,862
TransDigm, Inc. Term F 6.980% (USD LIBOR + 2.250%) due 12/09/25 §	205,456	203,214
XPO, Inc. Term B 6.142% (USD LIBOR + 1.750%) due 02/23/25 §	2,170,000	2,163,822

		11,529,369

Technology - 0.5%

AthenaHealth Group, Inc. Term B 7.825% (SOFR + 3.500%) due 02/15/29 § j	1,427,855	1,292,804
Cloudera, Inc. Term B 8.142% (USD LIBOR + 3.750%) due 10/08/28 §	1,379,575	1,311,458
Dcert Buyer, Inc. 8.194% (USD LIBOR + 4.000%) due 10/16/26 §	2,575,570	2,491,864
Magenta Buyer LLC 9.137% (USD LIBOR + 5.000%) due 07/27/28 §	4,052,140	3,489,906
Peraton Corp. Term B 8.142% (USD LIBOR + 3.750%) due 02/01/28 §	2,027,691	1,984,966
Seattle SpinCo., Inc. Term B 7.229% (USD LIBOR + 2.750%) due 06/21/24 §	258,836	257,974

		10,828,972

Total Senior Loan Notes (Cost $123,635,481)		119,231,167

MORTGAGE-BACKED SECURITIES - 36.3%

Collateralized Mortgage Obligations - Commercial - 4.1%

Bank 2019-BN17(IO) 1.021% due 04/15/52 §	35,977,775	1,739,961
BBCCRE Trust 4.563% due 08/10/33 § ~	4,965,000	4,154,739
BHMS 5.568% (USD LIBOR + 1.250%) due 07/15/35 § ~	3,500,000	3,366,215
CD Mortgage Trust (IO) 1.226% due 05/10/50 §	25,549,830	1,013,360
Citigroup Commercial Mortgage Trust 4.175% due 07/10/47 §	1,970,000	1,868,684
Commercial Mortgage Trust 4.300% due 10/10/46	510,000	465,408
4.762% due 10/10/46 §	450,000	408,129
4.893% due 08/15/45 § ~	2,390,000	2,002,007
5.037% due 10/10/46 §	220,000	150,830
Commercial Mortgage Trust (IO) 1.530% due 10/15/45 §	2,176,824	76

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Credit Suisse Mortgage Capital Certificates 6.968% (USD LIBOR + 2.650%) due 05/15/36 § ~	$5,430,000	$5,198,614
Credit Suisse Mortgage Trust 3.953% due 09/15/37 ~	6,800,000	6,123,448
4.373% due 09/15/37 ~	1,700,000	952,702
9.668% (USD LIBOR + 5.350%)
due 07/15/32 § ~	3,750,000	3,408,062
CSMC 3.864% due 10/15/66	5,098,025	5,123,712
7.031% (SOFR + 2.695%)
due 06/15/39 § ~	1,830,000	1,816,969
DBJPM Mortgage Trust 2.890% due 08/10/49	2,010,000	1,841,067
Fannie Mae 2.232% due 02/25/27	2,017,259	1,867,044
2.560% due 09/25/29	965,580	859,643
2.720% due 10/25/31 §	366,916	318,502
3.103% due 04/25/28 §	82,968	77,501
Fannie Mae (IO) 0.561% due 06/25/29 §	9,391,111	262,679
Fannie Mae - Aces 2.500% due 10/25/37	439,425	376,943
3.061% due 05/25/27 §	533,403	502,178
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 0.357% due 06/25/32 §	9,995,472	291,696
Freddie Mac Multifamily Structured Pass-Through Certificates (IO) 0.230% due 06/25/54 §	5,499,249	108,828
0.297% due 03/25/32 §	6,898,091	156,865
0.342% due 04/25/55 §	6,996,423	185,356
0.348% due 09/25/31 §	15,364,649	374,778
0.472% due 02/25/36 §	4,989,579	203,714
0.571% due 12/25/27 §	5,989,765	138,683
0.599% due 12/25/35 §	30,337,206	1,508,357
0.638% due 10/25/26 §	16,746,131	311,692
0.779% due 03/25/28 §	6,096,347	170,617
0.835% due 10/25/29 §	2,482,008	111,568
0.880% due 06/25/29 §	7,235,662	326,461
1.148% due 06/25/29 §	6,050,000	376,971
1.212% due 06/25/27 §	1,525,784	45,707
1.289% due 07/25/26 §	4,995,230	185,074
1.666% due 08/27/28 §	4,000,000	308,216
Government National Mortgage Association 1.450% due 01/16/63	2,442,320	1,950,554
1.850% due 02/16/61	1,700,000	1,001,519
2.200% due 10/16/63	2,000,000	1,584,984
2.846% due 11/16/47 §	931,468	845,213
3.000% due 10/16/64 §	1,500,000	1,140,012
Government National Mortgage Association (IO) 0.068% due 10/16/48 §	5,365,886	9,158
0.323% due 01/16/53 §	26,348,044	226,353
0.441% due 08/16/58 §	1,247,898	33,335
0.503% due 12/16/59 §	1,869,772	61,017
0.512% due 04/16/57 §	1,688,413	52,677
0.527% due 02/16/59 §	1,883,234	62,880
0.567% due 01/16/63 §	4,937,512	249,537
0.570% due 11/16/47 §	8,089,730	111,220
0.571% due 02/16/62 §	3,454,929	183,231
0.601% due 07/16/58 §	1,050,785	30,426
0.640% due 02/16/61 §	2,163,214	120,251
0.666% due 11/16/55 §	6,731,666	166,529
0.805% due 01/16/61 §	12,459,225	723,851
0.826% due 05/16/63 §	4,684,125	296,174
0.840% due 05/16/60 §	1,796,970	107,870
0.870% due 10/16/62 §	2,749,521	178,799
0.913% due 11/16/60 §	5,729,268	374,873
1.422% due 10/16/60 §	30,836,907	2,888,678

	Principal Amount	Value
GS Mortgage Securities Corp. II 6.118% (USD LIBOR + 1.800%) due 09/15/31 § ~	$3,899,550	$3,284,800
GS Mortgage Securities Corp. Trust 5.468% (USD LIBOR + 1.150%) due 05/15/26 § ~	2,360,000	2,211,479
GS Mortgage Securities Trust 3.164% due 05/10/50	3,048,713	2,791,529
3.777% due 05/10/50 §	3,880,000	3,643,805
4.025% due 05/10/50 §	550,000	505,465
5.161% due 11/10/46 §	1,070,000	1,042,743
JPMBB Commercial Mortgage Securities Trust 4.622% due 08/15/48 §	2,470,000	2,281,798
4.883% due 01/15/47 §	510,000	495,116
JP Morgan Chase Commercial Mortgage Securities Trust 2.822% due 08/15/49	3,400,000	3,105,873
6.514% due 02/15/51 §	17,632	15,722
ML-CFC Commercial Mortgage Trust 5.450% due 08/12/48 § ~	53,915	13,905
5.450% due 08/12/48 §	427,008	110,131
6.193% due 09/12/49 §	41,115	40,421
Ready Capital Mortgage Financing LLC CLO 5.589% (USD LIBOR + 1.200%) due 11/25/36 § ~	4,696,326	4,525,000
6.790% (SOFR + 2.467%)
due 06/25/37 § ~	3,167,664	3,151,528
Shops at Crystals Trust 3.126% due 07/05/36 ~	7,500,000	6,523,249
Waterfall Commercial Mortgage Trust 4.104% due 01/14/26 ~	717,376	703,750
WFRBS Commercial Mortgage Trust 4.204% due 11/15/47 §	3,830,000	3,484,651
4.723% due 03/15/47 §	340,000	325,358
WFRBS Commercial Mortgage Trust (IO) 0.963% due 03/15/47 §	6,340,384	48,811

		99,407,331

Collateralized Mortgage Obligations - Residential - 6.1%

Adjustable Rate Mortgage Trust 2.932% due 10/25/35 §	1,261,475	1,066,757
4.889% (USD LIBOR + 0.500%)
due 03/25/36 §	337,494	98,682
Alternative Loan Trust 6.000% due 03/25/27	10,791	10,642
6.500% due 09/25/36	1,026,919	591,182
7.285% (16.940% - USD LIBOR)
due 06/25/35 §	2,152,821	1,765,416
11.045% (28.600% - USD LIBOR)
due 07/25/36 §	730,240	688,478
Chevy Chase Funding LLC Mortgage-Backed Certificates 4.569% (USD LIBOR + 0.180%) due 08/25/47 § ~	131,915	107,613
Citigroup Mortgage Loan Trust 3.561% due 04/25/37 §	237,695	209,670
6.500% due 10/25/36 § ~	1,281,218	733,596
Connecticut Avenue Securities Trust 6.439% (USD LIBOR + 2.050%) due 01/25/40 § ~	1,248,326	1,240,500
6.489% (USD LIBOR + 2.100%)
due 10/25/39 § ~	675,405	673,843
Countrywide Home Loan Mortgage Pass-Through Trust 5.500% due 07/25/35	472,117	256,191
5.750% due 02/25/37	3,129,506	1,594,099
CSMC Trust 2.000% due 01/25/60 § ~	1,505,212	1,261,659
2.950% due 07/25/57 § ~	9,880,000	8,737,635

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
3.500% due 02/25/48 § ~	$7,197,667	$6,290,243
3.683% due 01/27/36 § ~	8,107,517	7,391,387
DCP Rights, LLC 3.034% due 01/15/24	1,250,000	1,252,369
Fannie Mae 2.000% due 07/25/50	1,576,841	921,316
4.000% due 07/25/40	2,140,904	2,091,742
4.739% (USD LIBOR + 0.350%)
due 05/25/34 §	183,723	180,912
5.500% due 04/25/42	1,423,263	1,446,568
6.000% due 05/25/42	468,608	487,038
6.500% due 06/25/39 - 07/25/42	1,019,513	1,075,717
7.000% due 05/25/42	196,438	210,019
Fannie Mae (IO) 0.000% due 03/25/36 §	94,143	4,110
0.031% due 10/25/35 §	155,715	6,636
0.155% due 07/25/36 §	162,652	11,663
1.761% (6.150% - USD LIBOR)
due 09/25/41 - 08/25/45 §	4,431,760	362,439
2.091% (6.480% - USD LIBOR)
due 04/25/40 §	249,329	24,115
2.211% (6.600% - USD LIBOR)
due 07/25/42 §	161,252	18,286
2.261% (6.650% - USD LIBOR)
due 03/25/42 §	645,876	39,596
2.500% due 08/25/50 - 02/25/51	4,130,843	639,526
3.000% due 11/25/26 - 09/25/32	1,945,573	96,584
3.500% due 07/25/28 - 11/25/41	1,025,286	122,324
3.644% due 12/25/36 §	292,614	13,918
4.000% due 11/25/41	1,074,889	192,700
4.076% due 12/25/36 §	383,352	25,407
4.500% due 11/25/39	145,434	25,238
5.000% due 01/25/38 - 01/25/39	405,844	74,611
5.000% due 01/25/39 §	102,751	21,494
5.500% due 01/25/39 §	94,045	21,300
6.000% due 01/25/38 - 07/25/38	415,831	84,826
10.886% due 08/25/55 §	447,426	15,296
15.594% due 08/25/44 §	1,277,242	55,304
Fannie Mae (PO) 0.652% due 03/25/42	52,941	46,716
0.672% due 03/25/42	31,764	27,923
Fannie Mae Connecticut Avenue Securities 9.389% (USD LIBOR + 5.000%) due 11/25/24 §	182,525	184,562
9.639% (USD LIBOR + 5.250%)
due 10/25/23 §	632,473	643,186
Fannie Mae REMICS 2.000% due 08/25/50	2,600,000	2,040,177
2.500% due 02/25/44	3,748,280	3,144,554
3.500% due 09/25/45	904,492	768,031
Flagstar Mortgage Trust 3.500% due 04/25/48 § ~	119,983	117,809
Freddie Mac 3.000% due 08/15/48	356,961	309,655
4.000% due 12/15/39 - 04/25/52	1,290,840	1,172,038
5.000% due 02/15/30 - 03/15/35	4,436,200	4,426,893
5.318% (USD LIBOR + 1.000%)
due 02/15/32 §	29,643	28,298
5.728% (SOFR + 1.800%)
due 01/25/51 § ~	2,453,041	2,396,534
6.000% due 05/15/36	865,983	889,197
6.689% (USD LIBOR + 2.300%) due 01/25/50 § ~	2,570,000	2,428,190
Freddie Mac (IO) 0.212% due 04/15/41 §	574,061	23,086
0.250% due 01/15/38 §	49,046	435
1.632% (5.950% - USD LIBOR) due 10/15/41 §	449,292	38,008
1.682% (6.000% - USD LIBOR) due 05/15/44 §	2,395,605	215,398

	Principal Amount	Value
1.712% (6.030% - USD LIBOR) due 09/15/37 §	$665,398	$48,103
1.732% (6.050% - USD LIBOR) due 08/15/39 §	639,903	48,910
1.912% (6.230% - USD LIBOR) due 01/15/40 §	113,367	10,322
1.932% (6.250% - USD LIBOR) due 09/15/42 §	377,473	27,182
1.972% (6.290% - USD LIBOR) due 11/15/36 §	222,712	17,255
2.000% due 10/25/50	2,172,181	296,603
2.500% due 05/25/49 - 01/25/51	11,824,596	1,764,495
3.000% due 12/15/31	324,316	17,683
3.500% due 06/15/27 - 04/15/43	1,064,733	74,374
4.000% due 04/15/43	72,673	2,940
Freddie Mac REMICS 2.000% due 03/25/51	5,338,304	616,584
3.000% due 09/15/44	2,304,763	1,991,936
Freddie Mac STACR Trust 6.239% (USD LIBOR + 1.850%) due 02/25/50 § ~	1,940,195	1,937,052
Freddie Mac Structured Agency Credit Risk Debt Notes 8.889% (USD LIBOR + 4.500%) due 02/25/24 §	2,061,209	2,081,489
9.339% (USD LIBOR + 4.950%) due 07/25/29 §	4,410,000	4,705,342
13.739% (USD LIBOR + 9.350%) due 04/25/28 §	2,833,498	2,921,254
Government National Mortgage Association 2.500% due 05/20/51 - 10/20/51	4,382,579	2,157,446
2.750% due 03/20/48	511,741	458,065
3.000% due 07/20/49	2,418,812	2,168,466
3.276% (USD LIBOR + 0.450%) due 07/20/70 §	521,616	500,785
3.749% (USD LIBOR + 0.500%) due 07/20/70 §	546,660	527,018
4.142% (USD LIBOR + 0.300%) due 02/20/68 - 07/20/68 §	1,905,743	1,880,993
4.242% (USD LIBOR + 0.400%) due 08/20/70 §	168,579	166,778
4.342% (USD LIBOR + 0.500%) due 03/20/61 §	725,924	721,157
5.055% (USD LIBOR + 1.000%) due 05/20/60 §	196,336	196,377
Government National Mortgage Association (IO) 0.475% due 11/20/42 §	133,240	2,965
1.774% (6.100% - USD LIBOR) due 08/16/42 §	433,808	41,409
1.824% (6.150% - USD LIBOR) due 06/16/43 §	401,381	16,175
1.874% (6.200% - USD LIBOR) due 10/16/42 §	587,316	58,193
2.000% due 12/20/50	7,771,547	860,352
2.127% (6.480% - USD LIBOR) due 04/20/40 §	60,712	6,624
2.197% (6.550% - USD LIBOR) due 06/20/40 §	1,186,306	116,668
2.274% (6.600% - USD LIBOR) due 04/16/42 §	1,183,838	145,941
2.297% (6.650% - USD LIBOR) due 01/20/40 §	19,081	216
2.500% due 08/20/50 - 02/20/51	23,157,937	3,263,435
3.500% due 04/20/27 - 04/20/50	3,381,305	527,720
4.000% due 04/16/45	633,138	113,261
5.000% due 10/20/44	3,074,787	584,833
GS Mortgage-Backed Securities Trust 4.000% due 05/25/62 § ~	1,859,511	1,671,072
Impac CMB Trust 4.909% (USD LIBOR + 0.520%) due 11/25/35 §	1,039,234	878,437

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
IndyMac INDX Mortgage Loan Trust 4.909% (USD LIBOR + 0.520%) due 06/25/35 §	$855,009	$666,319
JP Morgan Mortgage Trust 3.500% due 09/25/48 § ~	770,909	677,427
3.500% due 10/25/48 § ~	1,615,229	1,417,191
4.236% due 08/25/35 §	262,598	242,202
Legacy Mortgage Asset Trust 1.750% due 04/25/61 § ~	2,018,602	1,834,559
2.250% due 07/25/67 § ~	3,814,948	3,434,083
Lehman Mortgage Trust 5.139% (USD LIBOR + 0.750%) due 12/25/35 §	2,830,832	1,478,727
MASTR Reperforming Loan Trust 7.000% due 08/25/34 ~	909,934	692,685
Merrill Lynch Mortgage Investors Trust 3.484% due 06/25/35 §	531,943	491,684
Morgan Stanley Mortgage Loan Trust 3.432% due 07/25/34 §	129,095	117,905
3.572% due 07/25/35 §	523,371	434,872
Morgan Stanley Resecuritization Trust 2.399% (US FED + 0.710%) due 12/27/46 § ~	5,535,652	4,776,910
NAAC Reperforming Loan REMIC Trust Certificates 6.500% due 02/25/35 ~	1,082,002	956,605
New Residential Mortgage Loan Trust 4.000% due 05/25/57 § ~	1,900,810	1,774,696
4.250% due 12/25/57 § ~	3,753,731	3,563,553
Nomura Resecuritization Trust 2.689% (US FED + 1.000%) due 08/26/46 § ~	3,397,538	3,090,090
PMT Credit Risk Transfer Trust 7.137% (USD LIBOR + 2.750%) due 05/27/23 § ~	3,062,813	2,942,395
PRKCM Trust 2.071% due 11/25/56 § ~	2,063,446	1,719,459
4.100% due 04/25/57 § ~	2,336,083	2,197,457
RAAC Trust 6.000% due 09/25/34	8,416	7,762
Radnor RE Ltd. (Bermuda) 6.628% (SOFR + 2.700%) due 12/27/33 § ~	8,010,000	7,488,925
Residential Asset Securitization Trust 4.544% (USD LIBOR + 0.500%) due 07/25/36 §	323,539	238,915
6.000% due 08/25/36	687,507	452,376
Structured Adjustable Rate Mortgage Loan Trust 3.513% due 08/25/36 §	2,693,361	1,911,854
3.743% due 05/25/36 §	1,144,970	785,003
Towd Point Mortgage Trust 3.750% due 09/25/62 ~	2,478,703	2,329,522
Verus Securitization Trust 4.910% due 06/25/67 ~	1,722,887	1,649,081
WaMu Mortgage Pass-Through Certificates Trust 3.191% due 10/25/36 §	405,707	362,064
3.864% due 07/25/37 §	1,441,590	1,322,284
4.124% due 09/25/33 §	58,459	53,907
Washington Mutual Mortgage Pass-Through Certificates Trust 2.748% (US FED + 0.700%) due 01/25/47 §	3,161,780	2,506,701
6.000% due 07/25/36	372,920	255,643

		146,638,103

Fannie Mae - 14.8%

due 02/01/23 - 02/01/53 #	80,400,000	73,796,927
due 12/25/51 #	35,400,000	28,813,087
due 12/25/51 #	36,700,000	31,084,278
due 04/25/52 #	31,400,000	28,530,518

	Principal Amount	Value
1.500% due 01/01/51 - 03/01/51	$6,081,035	$4,703,516
2.000% due 06/01/41 - 03/01/52	33,434,385	27,577,305
2.149% due 02/01/32 §	717,357	597,694
2.500% due 03/01/38 - 09/01/61	54,619,481	46,651,498
2.810% due 04/01/25	130,000	124,486
2.930% due 06/01/30	247,592	224,631
3.000% due 07/01/35 - 03/01/52	38,213,644	34,559,312
3.160% due 05/01/29	990,346	917,711
3.200% due 02/01/29	90,091	84,409
3.250% due 05/01/29	175,583	164,465
3.450% due 03/01/29	153,238	145,297
3.500% due 12/01/34 - 04/01/52	27,904,920	26,080,516
3.850% due 08/01/32	400,000	374,045
3.890% due 07/01/32	4,200,000	3,942,271
3.900% due 08/01/32	500,000	468,405
3.980% due 10/01/32	1,500,000	1,417,337
4.000% due 10/01/42 - 06/01/57	19,852,711	19,050,972
4.060% due 07/01/32	600,000	570,944
4.260% due 11/01/32	600,000	588,048
4.370% due 11/01/32	600,000	593,339
4.410% due 10/01/32 - 12/01/32	1,398,285	1,387,834
4.440% due 11/01/32	200,000	199,292
4.500% due 04/01/23 - 08/01/58	13,322,241	13,080,178
4.520% due 11/01/32	700,000	700,566
5.000% due 07/01/33 - 06/01/41	4,172,771	4,228,217
5.500% due 04/01/37 - 11/01/38	647,362	670,716
6.000% due 04/01/33 - 07/01/41	815,936	850,722
6.500% due 05/01/40	870,380	919,390
7.000% due 02/01/39	422,714	445,720

		353,543,646

Freddie Mac - 4.9%

1.500% due 10/01/41 - 11/01/41	1,333,682	1,082,046
2.000% due 09/01/41 - 02/01/52	31,058,472	25,735,269
2.105% (UST + 1.284%) due 03/01/47 §	653,992	620,712
2.500% due 04/01/41 - 04/01/52	44,423,390	38,199,005
2.878% (USD LIBOR + 1.619%) due 11/01/47 §	1,788,378	1,723,679
3.000% due 01/01/47 - 04/01/52	12,103,986	10,826,778
3.009% (USD LIBOR + 1.628%) due 11/01/48 §	5,071,929	4,807,482
3.091% (USD LIBOR + 1.621%) due 02/01/50 §	1,880,967	1,805,624
3.500% due 01/01/38 - 02/01/52	3,062,528	2,891,243
4.000% due 10/01/42 - 07/01/49	18,037,353	17,253,298
4.500% due 07/01/23 - 04/01/47	6,100,304	6,041,876
5.000% due 12/01/35 - 06/01/48	2,467,550	2,511,319
5.500% due 08/01/37 - 12/01/38	589,471	612,088
6.000% due 10/01/36 - 11/01/39	1,589,739	1,660,027
6.500% due 09/01/39	271,589	282,938
7.000% due 03/01/39	116,526	125,350

		116,178,734

Government National Mortgage Association - 6.4%

due 01/01/23 #	33,800,000	29,298,746
due 02/01/23 - 02/01/53 #	63,600,000	60,148,523
2.500% due 08/20/50 - 04/20/51	2,700,213	2,354,447
3.000% due 09/15/42 - 04/20/52	22,002,145	19,664,471
3.500% due 06/20/44 - 06/20/52	17,427,206	16,229,269
4.000% due 02/20/33 - 04/20/50	11,574,522	11,086,367
4.399% (USD LIBOR + 0.631%) due 08/20/60 §	363,249	362,009
4.500% due 01/20/40 - 11/20/50	8,705,150	8,606,439
5.000% due 01/15/40 - 10/20/47	3,879,571	3,955,911
5.500% due 06/15/36	160,850	168,471
6.000% due 06/20/35 - 03/20/42	2,046,280	2,162,508
6.500% due 10/20/37	282,750	299,763

		154,336,924

Total Mortgage-Backed Securities (Cost $934,112,801)		870,104,738

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value

ASSET-BACKED SECURITIES - 2.9%

ACRES Commercial Realty Ltd. CLO 5.526% (USD LIBOR + 1.200%) due 06/15/36 § ~	$2,380,000	$2,302,787
Arbor Realty Commercial Real Estate Notes Ltd. CLO 5.668% (USD LIBOR + 1.350%) due 11/15/36 § ~	3,107,000	2,996,416
Citigroup Mortgage Loan Trust 4.459% (USD LIBOR + 0.070%) due 05/25/37 §	147,019	101,074
College Ave Student Loans LLC
3.280% due 12/28/48 ~	1,427,646	1,281,687
5.789% (USD LIBOR + 1.400%) due 12/28/48 § ~	1,706,854	1,655,441
Credit Suisse European Mortgage Capital Ltd. (Ireland) 7.315% (USD LIBOR + 2.900%) due 08/09/24 § ~	4,032,600	3,946,198
Credit-Based Asset Servicing & Securitization LLC 5.169% (USD LIBOR + 0.780%) due 07/25/33 §	585,215	554,503
DB Master Finance LLC 2.791% due 11/20/51 ~	2,326,500	1,799,213
ECMC Group Student Loan Trust 5.366% (USD LIBOR + 1.350%) due 07/26/66 § ~	3,826,656	3,728,361
Fannie Mae Grantor Trust 2.898% due 06/25/27	536,730	500,919
FNA VI LLC 1.350% due 01/10/32 ~	2,148,326	1,955,904
Foundation Finance Trust 1.270% due 05/15/41 ~	2,107,262	1,886,143
Freddie Mac Structured Pass-Through Certificates 3.089% due 11/25/27	473,007	439,731
GoodLeap Sustainable Home Solutions Trust 1.930% due 07/20/48 ~	1,978,800	1,512,756
Hildene Community Funding CDO Ltd. CLO (Cayman) 2.600% due 11/01/35 ~	4,880,000	4,120,428
InStar Leasing III LLC 2.300% due 02/15/54 ~	3,379,944	2,799,633
Magnolia Finance X DAC (Ireland) 3.980% due 08/13/24	4,213,467	4,119,296
Mercury Financial Credit Card Master Trust 4.210% due 03/20/26 ~	4,000,000	3,662,041
MF1 Ltd. (Cayman) 5.176% (SOFR + 1.350%) due 02/19/37 § ~	3,655,000	3,510,090
National Collegiate Student Loan Trust 4.749% (USD LIBOR + 0.360%) due 01/26/32 §	1,200,000	917,476
Navient Private Education Refi Loan Trust 1.690% due 05/15/69 ~	3,473,591	3,124,996
Oak Street Investment Grade Net Lease Fund 1.850% due 11/20/50 ~	4,269,052	3,793,989
Origen Manufactured Housing Contract Trust
5.400% due 10/15/37 §	2,684,432	2,451,485
6.258% due 04/15/37 §	1,820,984	1,676,744
SBA Small Business Investment Cos. 3.548% due 09/10/28	512,345	484,080
SMB Private Education Loan Trust 1.390% due 01/15/53 ~	1,534,252	1,311,050
Sofi Professional Loan Program Trust 3.340% due 08/25/47 ~	1,061,896	1,028,936
Stonepeak ABS 2.301% due 02/28/33 ~	7,898,936	7,037,023

	Principal Amount	Value
Structured Asset Investment Loan Trust 5.389% (USD LIBOR + 1.000%) due 10/25/33 §	$273,343	$272,239
Sunrun Vulcan Issuer LLC 2.460% due 01/30/52 ~	2,003,341	1,628,946
Thrust Engine Leasing DAC 4.163% due 07/15/40 ~	2,272,053	1,675,583
United States Small Business Administration
2.690% due 07/01/44	1,233,145	1,079,590
2.980% due 04/01/39	645,871	595,251

Total Asset-Backed Securities (Cost $76,247,240)		69,950,009

U.S. TREASURY OBLIGATIONS - 9.9%

U.S. Treasury Bonds - 6.5%

1.250% due 05/15/50	140,000	75,395
1.875% due 11/15/51	8,375,000	5,307,329
2.000% due 08/15/51	10,880,000	7,127,675
2.250% due 05/15/41	13,310,000	10,013,175
2.375% due 02/15/42	1,860,000	1,421,047
2.375% due 05/15/51	46,140,000	33,118,968
2.875% due 05/15/52	940,000	753,469
3.000% due 08/15/52	8,420,000	6,939,922
3.250% due 05/15/42	150,000	131,578
3.375% due 11/15/48	10,000	8,827
3.625% due 08/15/43	1,020,000	938,639
3.625% due 02/15/44 ‡	2,697,000	2,476,288
4.000% due 11/15/42	41,740,000	40,879,113
4.000% due 11/15/52	46,890,000	46,970,592

		156,162,017

U.S. Treasury Notes - 3.4%

4.000% due 10/31/29	19,520,000	19,530,675
4.125% due 09/30/27	510,000	511,952
4.125% due 10/31/27	60,240,000	60,465,900

		80,508,527

Total U.S. Treasury Obligations (Cost $266,551,484)		236,670,544

FOREIGN GOVERNMENT BONDS & NOTES - 7.0%

Argentine Bonos del Tesoro (Argentina) 16.000% due 10/17/23 Ω	ARS 20,030,000	39,672
Argentine Republic Government (Argentina)
0.500% due 07/09/30 §	$4,824,820	1,313,266
1.000% due 07/09/29	412,501	110,533
3.500% due 07/09/41 §	4,140,000	1,178,199
Brazilian Government (Brazil)
4.625% due 01/13/28	1,480,000	1,421,166
4.750% due 01/14/50	3,780,000	2,660,424
5.000% due 01/27/45	4,390,000	3,266,829
5.625% due 01/07/41	560,000	475,677
5.625% due 02/21/47	3,600,000	2,864,064
China Government (China)
3.310% due 11/30/25 ~	CNY 66,000,000	9,665,923
3.380% due 11/21/24 ~	17,000,000	2,484,474
3.390% due 05/21/25 ~	20,500,000	3,004,860
Colombia Government (Colombia)
3.250% due 04/22/32	$1,810,000	1,322,110
4.125% due 02/22/42	1,850,000	1,163,325
5.625% due 02/26/44	2,180,000	1,609,652
Indonesia Government (Indonesia)
4.350% due 01/11/48	770,000	667,154
4.750% due 07/18/47 ~	400,000	365,329
Indonesia Treasury (Indonesia)
6.375% due 04/15/32	IDR 37,919,000,000	2,347,848
6.500% due 02/15/31	254,574,000,000	15,911,386
7.000% due 05/15/27	179,413,000,000	11,828,215
Israel Government International (Israel) 2.750% due 07/03/30	$1,290,000	1,174,900

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Kenya Government (Kenya)
6.300% due 01/23/34 ~	$3,210,000	$2,487,718
7.250% due 02/28/28 ~	1,210,000	1,064,449
Mexican Bonos (Mexico)
7.750% due 11/23/34	MXN 346,790,000	16,091,704
7.750% due 11/13/42	660,067,500	29,589,817
8.000% due 11/07/47	537,350,000	24,612,238
8.500% due 05/31/29	55,030,000	2,748,634
10.000% due 12/05/24	28,960,000	1,490,765
Mexico Government (Mexico)
4.600% due 02/10/48	$4,270,000	3,311,259
5.750% due 10/12/10	1,450,000	1,225,401
Nigeria Government (Nigeria)
6.500% due 11/28/27 ~	650,000	526,480
7.143% due 02/23/30 ~	750,000	577,016
Panama Government (Panama)
2.252% due 09/29/32	2,630,000	1,957,392
4.500% due 04/01/56	1,230,000	901,338
Paraguay Government (Paraguay) 3.849% due 06/28/33 ~	790,000	696,445
Peruvian Government (Peru)
2.783% due 01/23/31	1,600,000	1,327,568
5.625% due 11/18/50	1,150,000	1,141,289
Provincia de Buenos Aires (Argentina) 5.250% due 09/01/37 § ~	3,514,172	1,225,567
Russian Federal (Russia)
6.900% due 05/23/29	RUB 107,830,000	453,252
7.050% due 01/19/28	656,291,000	2,758,647
7.250% due 05/10/34	41,210,000	173,222
7.650% due 04/10/30	754,940,000	3,173,307
7.700% due 03/16/39	690,870,000	2,903,996
8.150% due 02/03/27	458,179,000	1,925,905
State of Israel (Israel) 3.375% due 01/15/50	$990,000	764,844

Total Foreign Government Bonds & Notes (Cost $224,990,799)		168,003,259

SHORT-TERM INVESTMENTS - 5.4%

Repurchase Agreement - 1.4%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $32,895,779; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $33,538,997)	32,881,348	32,881,348

	Principal Amount	Value

U.S. Government Agency Issues - 4.0%

Federal Home Loan Bank
3.266% due 01/11/23	$12,260,000	$12,248,133
4.269% due 02/15/23	12,260,000	12,195,572
4.297% due 03/08/23	22,310,000	22,138,361
4.337% due 02/28/23	12,050,000	11,967,596
4.394% due 02/22/23	36,100,000	35,875,281

		94,424,943

Total Short-Term Investments (Cost $127,296,278)		127,306,291

TOTAL INVESTMENTS - 105.8% (Cost $2,821,595,358)		2,533,004,783

DERIVATIVES - 1.8%		43,781,236

OTHER ASSETS & LIABILITIES, NET - (7.6%)		(181,875,456)

NET ASSETS - 100.0%		$2,394,910,563

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	39.3%
Mortgage-Backed Securities	36.3%
U.S. Treasury Obligations	9.9%
Foreign Government Bonds & Notes	7.0%
Short-Term Investments	5.4%
Senior Loan Notes	5.0%
Others (each less than 3.0%)	2.9%

	105.8%
Derivatives	1.8%
Other Assets & Liabilities, Net	(7.6%	)

	100.0%

(b)	As of December 31, 2022, an investment with a value of $2,203,594 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts and swap agreements.

(c)

An investment with a value of $39,672 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(d)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
3-Month USD SOFR	09/23	12	$2,896,975	$2,851,200	($45,775)
3-Month USD SOFR	03/25	1,004	242,907,427	242,616,600	(290,827)
3-Month USD SOFR	03/26	238	57,349,402	57,607,900	258,498
AUD FX	03/23	886	60,785,503	60,500,510	(284,993)
Australia Treasury 10-Year Notes	03/23	305	25,404,245	24,022,328	(1,381,917)
EUR FX	03/23	421	56,422,734	56,592,925	170,191
Euro-Bobl	03/23	144	18,498,066	17,842,252	(655,814)
Euro-Bund	01/23	26	3,480,218	3,471,000	(9,218)
Euro-Bund	03/23	373	55,335,849	53,075,979	(2,259,870)
Euro-OAT	03/23	126	18,495,795	17,169,796	(1,325,999)
Eurodollar	03/23	291	69,163,724	69,057,938	(105,786)
Eurodollar	09/23	161	39,871,338	38,207,313	(1,664,025)
Eurodollar	12/23	14	3,390,304	3,332,350	(57,954)
GBP FX	03/23	96	7,466,040	7,250,400	(215,640)
JPY FX	03/23	286	26,684,505	27,552,525	868,020
Long Gilt	03/23	162	20,646,285	19,565,407	(1,080,878)
MXN FX	03/23	1,142	28,415,815	28,904,020	488,205

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 30-Year Bonds	03/23	1,333	$169,326,888	$167,083,218	($2,243,670)
U.S. Treasury 5-Year Notes	03/23	7,219	780,467,271	779,144,418	(1,322,853)
U.S. Treasury Ultra 10-Year Notes	03/23	421	49,881,181	49,796,406	(84,775)
U.S. Treasury Ultra Long Bonds	03/23	2,060	276,813,805	276,683,750	(130,055)

					(11,375,135)

Short Futures Outstanding
30 Day Federal Funds	01/23	286	114,009,368	114,015,870	(6,502)
3-Month USD SOFR	03/24	2,679	642,569,182	639,410,325	3,158,857
Euro-Bund	01/23	77	10,290,021	10,472,000	(181,979)
Euro-Bund	01/23	39	5,238,474	5,226,000	12,474
Euro-Bund	01/23	25	3,350,523	3,450,000	(99,477)
Euro-Buxl	03/23	81	13,898,634	11,726,175	2,172,459
Japan 10-Year Bonds	03/23	34	38,360,285	37,683,938	676,347
U.S. Treasury 2-Year Notes	03/23	379	77,820,048	77,724,610	95,438
U.S. Treasury 10-Year Notes	03/23	4,874	552,052,969	547,334,969	4,718,000

					10,545,617

Total Futures Contracts					($829,518)

(e)	Forward foreign currency contracts outstanding as of December 31, 2022 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
AUD	23,203,161	USD	14,989,242	01/23	MSC	$817,569	$—
CAD	94,578,688	USD	69,259,495	01/23	MSC	596,899	—
GBP	4,110,291	USD	4,730,226	01/23	GSC	240,740	—
INR	347,679,333	USD	4,215,189	01/23	MSC	—	(15,348)
JPY	1,517,995,000	USD	11,392,983	01/23	GSC	193,549	—
JPY	3,587,027,660	USD	25,052,137	01/23	JPM	2,326,880	—
NOK	125,617,894	EUR	11,987,115	01/23	JPM	—	(14,129)
USD	11,474,557	CAD	15,762,030	01/23	MSC	—	(167,374)
USD	23,280,720	CNH	165,442,108	01/23	JPM	—	(651,689)
USD	21,791,730	CNH	156,530,000	01/23	MSC	—	(851,477)
USD	35,515,359	EUR	35,212,070	01/23	MSC	—	(2,213,197)
USD	18,316,052	GBP	15,213,299	01/23	MSC	—	(82,837)
USD	25,945,158	IDR	396,073,015,383	01/23	JPM	471,659	—
USD	4,351,756	JPY	617,305,622	01/23	GSC	—	(360,007)
USD	30,061,700	JPY	3,984,167,250	01/23	MSC	—	(348,599)
USD	48,903,043	MXN	996,350,602	01/23	BOA	—	(2,099,725)
ZAR	57,802,295	USD	3,208,921	01/23	GSC	188,920	—

Total Forward Foreign Currency Contracts						$4,836,216	($6,804,382)

(f)	Purchased options outstanding as of December 31, 2022 were as follows:

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Call - U.S. Treasury 5-Year Notes (02/23)	$108.00	01/27/23	CME	76	$8,208,000	$45,553	$45,719
Call - U.S. Treasury 5-Year Notes (02/23)	108.25	01/27/23	CME	84	9,093,000	48,489	40,687
Call - U.S. Treasury 5-Year Notes (02/23)	108.75	01/27/23	CME	56	6,090,000	31,816	16,625
Call - U.S. Treasury 5-Year Notes (02/23)	109.50	01/27/23	CME	88	9,636,000	63,152	11,688
Call - U.S. Treasury 10-Year Notes (02/23)	112.25	01/27/23	CME	38	4,265,500	35,550	36,813
Call - U.S. Treasury 10-Year Notes (02/23)	112.50	01/27/23	CME	142	15,975,000	128,527	119,812
Call - U.S. Treasury 10-Year Notes (02/23)	112.75	01/27/23	CME	31	3,495,250	29,194	22,281
Call - U.S. Treasury 10-Year Notes (02/23)	114.00	01/27/23	CME	129	14,706,000	112,879	40,312
Call - U.S. Treasury 30-Year Bonds (02/23)	125.00	01/27/23	CME	19	2,375,000	34,174	39,781
Call - U.S. Treasury 30-Year Bonds (02/23)	126.00	01/27/23	CME	28	3,528,000	45,798	44,187
Call - U.S. Treasury 30-Year Bonds (02/23)	129.00	01/27/23	CME	9	1,161,000	17,594	5,344
Call - U.S. Treasury 30-Year Bonds (02/23)	131.00	01/27/23	CME	28	3,668,000	68,877	8,313
Call - AUD FX (02/23)	68.00	02/03/23	CME	13	884,000	13,333	16,380

						674,936	447,942

Put - Eurodollar Midcurve 1-Year (01/23)	95.63	01/13/23	CME	964	230,456,250	339,424	126,525
Put - Eurodollar Midcurve 1-Year (01/23)	95.88	01/13/23	CME	990	237,290,625	419,979	358,875
Put - U.S. Treasury 10-Year Notes (02/23)	112.00	01/27/23	CME	76	8,512,000	67,225	60,563
Put - U.S. Treasury 10-Year Notes (02/23)	112.25	01/27/23	CME	28	3,143,000	25,861	25,813
Put - U.S. Treasury 10-Year Notes (02/23)	113.00	01/27/23	CME	21	2,373,000	19,365	27,562

						871,854	599,338

Total Purchased Options						$1,546,790	$1,047,280

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(g)	Premiums received and value of written options outstanding as of December 31, 2022 were as follows:

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call - U.S. Treasury 5-Year Notes (02/23)	$108.50	01/27/23	CME	142	$15,407,000	$52,051	($54,359)
Call - U.S. Treasury 5-Year Notes (02/23)	109.75	01/27/23	CME	94	10,316,500	37,658	(9,547)
Call - U.S. Treasury 10-Year Notes (02/23)	113.50	01/27/23	CME	54	6,129,000	26,313	(23,625)
Call - U.S. Treasury 10-Year Notes (02/23)	113.75	01/27/23	CME	38	4,322,500	11,809	(14,250)
Call - U.S. Treasury 10-Year Notes (02/23)	114.25	01/27/23	CME	38	4,341,500	13,887	(9,500)
Call - U.S. Treasury 10-Year Notes (02/23)	114.50	01/27/23	CME	84	9,618,000	62,198	(17,062)
Call - U.S. Treasury 10-Year Notes (02/23)	115.00	01/27/23	CME	119	13,685,000	106,435	(16,734)
Call - U.S. Treasury 10-Year Notes (02/23)	115.50	01/27/23	CME	224	25,872,000	141,706	(24,500)
Call - U.S. Treasury 10-Year Notes (02/23)	116.00	01/27/23	CME	141	16,356,000	102,319	(11,016)
Call - U.S. Treasury 30-Year Bonds (02/23)	128.00	01/27/23	CME	124	15,872,000	97,411	(104,625)
Call - U.S. Treasury 30-Year Bonds (02/23)	132.00	01/27/23	CME	114	15,048,000	160,912	(23,156)
Call - U.S. Treasury 30-Year Bonds (02/23)	133.00	01/27/23	CME	19	2,527,000	33,342	(2,969)

						846,041	(311,343)

Put - U.S. Treasury 5-Year Notes (02/23)	109.00	01/27/23	CME	188	20,492,000	104,691	(243,812)
Put - U.S. Treasury 10-Year Notes (02/23)	114.00	01/27/23	CME	206	23,484,000	158,253	(415,219)
Put - U.S. Treasury 30-Year Bonds (02/23)	130.00	01/27/23	CME	113	14,690,000	170,148	(572,063)

						433,092	(1,231,094)

Total Written Options						$1,279,133	($1,542,437)

(h)	Swap agreements outstanding as of December 31, 2022 were as follows:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Implied Credit Spread at 12/31/22 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Apache Corp.	Q	1.000%	06/20/26	ICE	1.614%	$3,337,000	($63,191)	($165,771)	$102,580
Apache Corp.	Q	1.000%	12/20/26	ICE	1.751%	8,446,000	(223,679)	(247,245)	23,566

							($286,870)	($413,016)	$126,146

Credit Default Swaps on Credit Indices - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Notional Amount (3)	Value (4)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX IG39 5Y	Q	1.000%	12/20/27	ICE	$445,029,000	$3,695,932	$1,296,388	$2,399,544
CDX HY39 5Y	Q	5.000%	12/20/27	ICE	2,134,400	16,023	21,645	(5,622)

						$3,711,955	$1,318,033	$2,393,922

Total Credit Default Swaps						$3,425,085	$905,017	$2,520,068

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Interest Rate Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.450%	28-Day MXN TIIE	L/L	CME	07/18/29	MXN331,270,000	($1,114,021)	$231,686	($1,345,707)
7.440%	28-Day MXN TIIE	L/L	CME	07/20/29	594,730,000	(2,011,488)	303,480	(2,314,968)

						($3,125,509)	$535,166	($3,660,675)

Interest Rate Swaps - Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.130%	1-Day U.S. SOFR	A/A	CME	08/15/28	$52,554,000	$7,206,815	$302,168	$6,904,647
1.220%	1-Day U.S. SOFR	A/A	CME	08/15/28	34,412,000	4,551,682	(2,220)	4,553,902
2.850%	1-Day U.S. SOFR	A/A	CME	02/15/29	27,350,000	1,212,696	76,992	1,135,704
3.270%	1-Day U.S. SOFR	A/A	CME	04/30/29	57,973,000	1,326,871	(416,158)	1,743,029
3.850%	1-Day U.S. SOFR	A/A	CME	06/30/29	51,410,000	(609,024)	41,575	(650,599)
2.000%	1-Day U.S. SOFR	A/A	CME	03/18/32	16,189,000	1,972,904	131,224	1,841,680
0.560%	1-Day U.S. SOFR	A/A	CME	07/20/45	30,684,000	13,832,130	379,274	13,452,856
0.641%	1-Day JPY-TONAR	S/S	CME	05/09/46	JPY2,649,800,000	2,659,112	3,542	2,655,570
1.520%	1-Day U.S. SOFR	A/A	CME	02/15/47	$16,888,000	5,073,313	(10,812)	5,084,125
1.729%	1-Day U.S. SOFR	A/A	CME	02/15/47	10,330,000	2,734,228	255,990	2,478,238
1.630%	1-Day U.S. SOFR	A/A	CME	05/15/47	10,060,000	2,876,650	406,525	2,470,125
1.650%	1-Day U.S. SOFR	A/A	CME	08/15/47	4,402,000	1,250,836	442,540	808,296
2.600%	1-Day U.S. SOFR	A/A	CME	02/15/48	14,374,000	1,739,471	988,039	751,432
2.510%	1-Day U.S. SOFR	A/A	CME	02/15/48	10,389,000	1,479,610	68,167	1,411,443
2.620%	1-Day U.S. SOFR	A/A	CME	02/15/48	11,765,000	1,458,331	(7,177)	1,465,508
3.050%	1-Day U.S. SOFR	A/A	CME	02/15/48	12,094,000	553,045	372,814	180,231
2.500%	1-Day U.S. SOFR	A/A	CME	04/21/52	14,812,000	1,957,794	29,297	1,928,497

						$51,276,464	$3,061,780	$48,214,684

Total Interest Rate Swaps						$48,150,955	$3,596,946	$44,554,009

Total Swap Agreements						$51,576,040	$4,501,963	$47,074,077

Balances reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Agreements (1)
Assets	$5,351,346	$51,390,973
Liabilities	(849,383)	(4,316,896)

	$4,501,963	$47,074,077

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVERSIFIED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$941,738,775	$—	$941,738,775	$—
	Senior Loan Notes	119,231,167	—	119,231,167	—
	Mortgage-Backed Securities	870,104,738	—	870,104,738	—
	Asset-Backed Securities	69,950,009	—	69,950,009	—
	U.S. Treasury Obligations	236,670,544	—	236,670,544	—
	Foreign Government Bonds & Notes	168,003,259	—	168,003,259	—
	Short-Term Investments	127,306,291	—	127,306,291	—
	Derivatives:
	Credit Contracts
	Swaps	2,525,690	—	2,525,690	—
	Foreign Currency Contracts
	Futures	1,526,416	1,526,416	—	—
	Forward Foreign Currency Contracts	4,836,216	—	4,836,216	—
	Purchased Options	16,380	—	16,380	—

	Total Foreign Currency Contracts	6,379,012	1,526,416	4,852,596	—

	Interest Rate Contracts
	Futures	11,092,073	11,092,073	—	—
	Purchased Options	1,030,900	—	1,030,900	—
	Swaps	48,865,283	—	48,865,283	—

	Total Interest Rate Contracts	60,988,256	11,092,073	49,896,183	—

	Total Asset - Derivatives	69,892,958	12,618,489	57,274,469	—

	Total Assets	2,602,897,741	12,618,489	2,590,279,252	—
Liabilities	Due to Custodian	(19,496,164)	—	(19,496,164)	—
	Derivatives:
	Credit Contracts
	Swaps	(5,622)	—	(5,622)	—
	Foreign Currency Contracts
	Futures	(500,633)	(500,633)	—	—
	Forward Foreign Currency Contracts	(6,804,382)	—	(6,804,382)	—

	Total Foreign Currency Contracts	(7,305,015)	(500,633)	(6,804,382)

	Interest Rate Contracts
	Futures	(12,947,374)	(12,947,374)	—	—
	Written Options	(1,542,437)	—	(1,542,437)	—
	Swaps	(4,311,274)	—	(4,311,274)	—

	Total Interest Rate Contracts	(18,801,085)	(12,947,374)	(5,853,711)	—

	Total Liabilities - Derivatives	(26,111,722)	(13,448,007)	(12,663,715)	—

	Total Liabilities	(45,607,886)	(13,448,007)	(32,159,879)	—

	Total	$2,557,289,855	($829,518)	$2,558,119,373	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 1.9%

SPDR Blackstone Senior Loan	154,777	$6,330,379
SPDR Bloomberg Short Term High Yield Bond	306,031	7,418,192

		13,748,571

Total Exchange-Traded Funds (Cost $14,888,686)		13,748,571

	Principal Amount
CORPORATE BONDS & NOTES - 6.5%

Communications - 1.2%

Uber Technologies, Inc. 8.000% due 11/01/26 ~	$9,000,000	9,049,246

Consumer, Cyclical - 1.3%

American Airlines Inc 11.750% due 07/15/25 ~	4,000,000	4,299,317
Carnival Corp. 9.875% due 08/01/27 ~	1,500,000	1,419,982
eG Global Finance PLC (United Kingdom) 8.500% due 10/30/25 ~	500,000	466,602
Merlin Entertainments Ltd. (United Kingdom) 5.750% due 06/15/26 ~	3,287,000	3,082,606

		9,268,507

Consumer, Non-Cyclical - 0.7%

Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.625% due 07/15/26 ~	2,000,000	1,834,120
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625% due 06/01/28 ~	3,000,000	2,436,129
CoreLogic, Inc. 4.500% due 05/01/28 ~	1,250,000	960,619

		5,230,868

Financial - 1.9%

Acrisure LLC/Acrisure Finance, Inc. 7.000% due 11/15/25 ~	2,000,000	1,840,786
AssuredPartners, Inc. 7.000% due 08/15/25 ~	7,450,000	7,216,539
HUB International Ltd. 7.000% due 05/01/26 ~	2,750,000	2,697,805
Ryan Specialty Group LLC 4.375% due 02/01/30 ~	2,250,000	1,951,078

		13,706,208

Industrial - 1.4%

TransDigm, Inc. 6.250% due 03/15/26 ~	10,226,000	10,107,276

Total Corporate Bonds & Notes (Cost $49,872,619)		47,362,105

SENIOR LOAN NOTES - 88.8%

Basic Materials - 2.7%

Axalta Coating Systems US Holdings, Inc. Term B4 7.321% (SOFR + 3.000%) due 12/20/29 §	2,500,000	2,505,078
Herens US Holdco Corp. Term B (Switzerland) 8.392% (USD LIBOR + 4.000%) due 07/03/28 §	6,420,402	5,926,031
Vantage Specialty Chemicals, Inc. Term B 7.940% (USD LIBOR + 3.500%) due 10/28/24 §	5,530,633	5,414,833

	Principal Amount	Value
Vibrantz Technologies, Inc. Term B 8.310% (SOFR + 4.250%) due 04/21/29 §	$6,982,500	$5,938,944

		19,784,886

Communications - 7.6%

Arches Buyer, Inc. 7.637% (USD LIBOR + 3.250%) due 12/06/27 §	8,628,781	8,007,690
CNT Holdings I Corp.
(2nd Lien) 11.142% (USD LIBOR + 6.750%) due 11/06/28 §	6,620,000	6,277,964
Term B 8.142% (USD LIBOR + 3.750%) due 11/08/27 §	6,078,429	5,896,076
Hunter US Bidco, Inc. Term B (United Kingdom) 8.604% (USD LIBOR + 4.250%) due 08/19/28 § ±	2,935,469	2,884,098
MH Sub I LLC 8.103% (USD LIBOR + 3.750%) due 09/15/24 § ∞	6,238,546	6,069,768
Pug LLC Term B 7.818% (USD LIBOR + 3.500%) due 02/13/27 §	10,153,755	8,414,925
8.637% (USD LIBOR + 4.250%) due 02/13/27 § ±	308,438	256,775
Uber Technologies, Inc. Term B 7.887% (USD LIBOR + 3.500%) due 04/04/25 § ∞	9,929,980	9,936,186
7.887% (USD LIBOR + 3.500%) due 02/25/27 §	2,968,338	2,966,482
Xplornet Communications, Inc. (2nd Lien) 11.392% (USD LIBOR + 7.000%) due 10/01/29 § ±	500,000	350,000
Term B 8.392% (USD LIBOR + 4.000%) due 10/01/28 §	6,424,900	5,019,453

		56,079,417

Consumer, Cyclical - 10.8%

BCPE Empire Holdings, Inc. 8.358% (SOFR + 4.000%) due 06/11/26 §	738,557	718,246
8.387% (USD LIBOR + 4.000%) due 06/11/26 §	1,234,406	1,197,374
8.946% (SOFR + 4.625%) due 06/11/26 §	994,987	979,234
Bombardier Recreational Products, Inc. Term B3 (Canada) 7.836% (SOFR + 3.500%) due 12/13/29 §	1,750,000	1,718,645
Caesars Resort Collection LLC Term B 7.474% (USD LIBOR + 2.750%) due 12/22/24 § ∞	11,380,622	11,369,356
Carnival Corp. Term B 7.965% (USD LIBOR + 3.250%) due 10/18/28 §	5,940,000	5,573,698
8.139% (USD LIBOR + 3.000%) due 06/30/25 §	6,882,801	6,607,490
ClubCorp Holdings, Inc. Term B 7.075% (USD LIBOR + 2.750%) due 09/18/24 § ∞	10,555,438	9,559,268
Fertitta Entertainment LLC Term B 8.323% (SOFR + 4.000%) due 01/27/29 §	9,868,635	9,393,707

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Great Outdoors Group LLC Term B2 8.137% (USD LIBOR + 3.750%) due 03/05/28 §	$3,735,083	$3,601,244
Hunter Douglas, Inc. Term B (Netherlands) 7.911% (SOFR + 3.500%) due 02/25/29 §	6,169,000	5,461,878
MIC Glen LLC (2nd Lien) 11.136% (USD LIBOR + 6.750%) due 07/21/29 §	750,000	684,844
PetSmart LLC Term B 8.042% (USD LIBOR + 3.750%) due 02/12/28 §	3,684,225	3,622,053
Playa Resorts Holding BV Term B 8.575% (SOFR + 4.250%) due 12/15/28 §	3,500,000	3,416,875
SRS Distribution, Inc. Term B
7.488% (SOFR + 3.500%) due 06/04/28 §	992,500	950,319
7.892% (USD LIBOR + 3.750%) due 06/04/28 §	8,424,849	8,052,050
Sunset Debt Merger Sub, Inc. Term B 8.392% (USD LIBOR + 4.000%) due 10/06/28 §	5,706,875	4,691,051
Tecta America Corp. 8.642% (USD LIBOR + 4.250%) due 04/09/28 §	2,103,360	2,021,854

		79,619,186

Consumer, Non-Cyclical - 19.4%

Allied Universal Holdco LLC Term B 8.076% (USD LIBOR + 3.750%) due 05/14/28 §	8,448,415	8,035,499
Bausch & Lomb, Inc. Term B 7.608% (SOFR + 3.250%) due 05/10/27 §	5,721,250	5,442,339
CoreLogic, Inc. (2nd Lien) 10.940% (LIBOR + 6.500%) due 06/04/29 §	4,000,000	2,906,668
Term B 7.892% (USD LIBOR + 3.500%) due 06/02/28 §	6,423,700	5,377,170
Covetrus, Inc. 8.864% (SOFR + 5.000%) due 10/13/29 §	2,000,000	1,877,500
Curium Bidco SARL Term B (Luxembourg) 8.642% (USD LIBOR + 4.250%) due 12/09/27 § ±	3,693,961	3,610,847
Eyecare Partners LLC 8.858% (SOFR + 4.500%) due 11/15/28 § ±	1,000,000	877,500
Gainwell Acquisition Corp. Term B 8.392% (USD LIBOR + 4.000%) due 10/01/27 §	10,217,577	9,693,926
Heartland Dental LLC 8.210% (USD LIBOR + 3.750%) due 04/30/25 §	6,481,967	6,013,372
Term B 8.339% (USD LIBOR + 4.000%) due 04/30/25 §	1,489,918	1,388,884
Mavis Tire Express Services Topco Corp. 8.358% (SOFR + 4.000%) due 05/04/28 §	10,875,863	10,403,927
Midwest Veterinary Partners LLC 8.358% (SOFR + 4.000%) due 04/30/28 § ±	10,672,343	9,658,470
Packaging Coordinators Midco, Inc. 8.515% (USD LIBOR + 3.750%) due 11/30/27 §	7,176,174	6,811,983

	Principal Amount	Value
Pathway Vet Alliance LLC Term B 8.142% (USD LIBOR + 3.750%) due 03/31/27 §	$13,771,201	$11,498,953
PECF USS Intermediate Holding III Corp. Term B 8.603% (USD LIBOR + 4.250%) due 12/15/28 §	1,237,500	1,036,278
PetVet Care Centers LLC
(2nd Lien) 10.900% (USD LIBOR + 6.250%) due 02/15/26 §	5,000,000	4,626,560
Term B 7.880% (USD LIBOR + 3.250%) due 02/14/25 §	4,556,585	4,281,290
Term B3 7.854% (USD LIBOR + 3.500%) due 02/15/25 §	10,000,237	9,450,224
Precision Medicine Group LLC Term B 7.353% (USD LIBOR + 3.000%) due 11/20/27 § ±	3,651,370	3,404,903
Snacking Investments US LLC Term B (Australia) 8.353% (USD LIBOR + 4.000%) due 12/01/26 §	1,626,102	1,585,957
Southern Veterinary Partners LLC 8.392% (USD LIBOR + 4.000%) due 10/05/27 §	8,299,289	7,981,152
Spin Holdco, Inc. Term B 8.392% (USD LIBOR + 4.000%) due 03/04/28 §	8,151,415	6,954,176
Sunshine Luxembourg VII SARL Term B (Luxembourg) 8.142% (USD LIBOR + 3.750%) due 10/02/26 § ∞	15,540,037	14,920,595
Team Health Holdings, Inc. Term B 9.608% (SOFR + 5.250%) due 02/02/27 §	6,360,122	4,825,743

		142,663,916

Energy - 1.2%

Traverse Midstream Partners LLC Term B 8.702% (USD LIBOR + 4.250%) due 09/27/24 §	8,535,010	8,530,743

Financial - 12.2%

Acrisure LLC Term B 7.818% (USD LIBOR + 3.500%) due 02/15/27 §	3,636,509	3,422,107
Term B3 8.637% (USD LIBOR + 4.250%) due 02/15/27 §	7,689,332	7,463,458
Alliant Holdings Intermediate LLC Term B 7.642% (USD LIBOR + 3.000%) due 05/10/25 § ∞	1,496,084	1,478,692
Term B2 7.123% (USD LIBOR + 3.250%) due 05/10/25 § ∞	3,740,310	3,697,297
Term B4
7.792% (USD LIBOR + 3.500%) due 11/06/27 §	1,043,014	1,021,067
Apex Group Treasury LLC
Term B (Ireland) 8.137% (USD LIBOR + 3.750%) due 07/27/28 § ∞	8,700,664	8,287,383
9.321% (SOFR + 5.000%) due 07/27/28 § ∞ ±	1,500,000	1,462,500
9.321% (SOFR + 5.000%) due 07/27/28 §	750,000	731,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
AssuredPartners, Inc. 7.858% (SOFR + 3.500%) due 02/13/27 §	$994,987	$964,516
Term B 7.818% (USD LIBOR + 3.500%) due 02/13/27 §	2,029,954	1,976,668
7.892% (USD LIBOR + 3.500%) due 02/13/27 §	9,405,847	9,144,252
8.571% (SOFR + 4.250%) due 02/13/27 §	498,750	496,256
Deerfield Dakota Holding LLC
Term B 8.108% (SOFR + 3.750%) due 04/09/27 §	8,079,028	7,561,469
(2nd Lien) 11.139% (USD LIBOR + 6.750%) due 04/07/28 §	10,460,000	10,021,987
HUB International Ltd.
Term B 7.726% (USD LIBOR + 3.000%) due 04/25/25 §	161,208	159,730
8.358% (SOFR + 4.000%) due 11/10/29 §	1,250,000	1,238,058
Term B3 7.636% (USD LIBOR + 3.250%) due 04/25/25 §	20,519,843	20,365,945
OneDigital Borrower LLC Term B 8.663% (SOFR + 4.250%) due 11/16/27 § ±	5,920,010	5,624,009
USI, Inc. Term B 8.073% (SOFR + 3.750%) due 11/22/29 § ∞	4,206,521	4,171,817

		89,288,461

Industrial - 16.5%

Artera Services LLC 7.887% (USD LIBOR + 3.500%) due 03/06/25 §	1,723,750	1,417,784
ASP LS Acquisition Corp. 9.523% (USD LIBOR + 4.500%) due 05/07/28 §	3,957,425	2,835,495
Chart Industries, Inc. Term B 8.108% (SOFR + 3.750%) due 12/08/29 §	2,000,000	1,981,250
Charter Next Generation, Inc. 8.139% (USD LIBOR + 3.750%) due 12/01/27 §	7,170,140	6,972,962
Clydesdale Acquisition Holdings, Inc. 8.511% (SOFR + 4.250%) due 04/13/29 §	2,487,500	2,376,401
Crosby US Acquisition Corp. 9.323% (SOFR + 5.000%) due 06/27/26 § ±	1,500,000	1,432,500
Dynasty Acquisition Co., Inc. 7.792% (USD LIBOR + 3.500%) due 04/08/26 §	5,666,628	5,416,531
Engineered Components & Systems LLC Term B 10.392% (USD LIBOR + 6.000%) due 08/02/28 § ±	1,980,000	1,757,250
Filtration Group Corp. Term B 7.754% (USD LIBOR + 3.000%) due 03/29/25 §	330,381	327,671
First Student Bidco, Inc.
Term B 7.386% (USD LIBOR + 3.000%) due 07/21/28 § ∞	2,180,881	1,976,424
Term C 7.386% (USD LIBOR + 3.000%) due 07/21/28 §	811,788	735,683
Flynn Canada Term B (Canada) 8.940% (USD LIBOR + 4.500%) due 07/31/28 § ±	1,937,429	1,695,251
Graham Packaging Co., Inc. 7.387% (USD LIBOR + 3.000%) due 08/04/27 §	3,576,884	3,520,548

	Principal Amount	Value
Granite US Holdings Corp. Term B 8.387% (USD LIBOR + 4.000%) due 09/30/26 §	$4,987,380	$4,992,058
Kenan Advantage Group, Inc. Term B1 8.137% (USD LIBOR + 3.750%) due 03/24/26 §	1,585,954	1,549,138
KKR Apple Bidco LLC Term B 8.323% (SOFR + 4.000%) due 09/23/28 §	3,000,000	2,998,125
Kloeckner Pentaplast of America, Inc. Term B (Luxembourg) 7.859% (SOFR + 4.750%) due 02/09/26 §	5,546,373	4,957,071
LABL, Inc. Term B 9.369% (USD LIBOR + 5.000%) due 10/29/28 §	8,792,928	8,378,008
LTI Holdings, Inc. Term B 8.235% (USD LIBOR + 3.500%) due 09/06/25 § ∞	7,269,984	6,976,916
Mauser Packaging Solutions Holding Co. Term B 8.007% (USD LIBOR + 3.250%) due 04/03/24 §	13,499,237	13,203,941
Pregis TopCo LLC 8.389% (USD LIBOR + 4.000%) due 08/01/26 § ∞	1,488,731	1,446,551
Term B 8.392% (USD LIBOR + 4.000%) due 08/01/26 §	1,952,278	1,903,716
Pretium PKG Holdings, Inc. 8.392% (USD LIBOR + 4.000%) due 10/01/28 §	2,970,000	2,374,940
(2nd Lien) 11.142% (USD LIBOR + 6.750%) due 10/01/29 §	250,000	155,938
Pro Mach Group, Inc. Term B 8.392% (USD LIBOR + 4.000%) due 08/31/28 §	5,694,106	5,551,753
Proampac PG Borrower LLC Term B 8.137% (USD LIBOR + 3.750%) due 11/03/25 § ∞	7,397,599	7,103,233
SPX FLOW, Inc. Term B 8.858% (SOFR + 4.500%) due 04/05/29 § ∞	7,356,563	6,864,592
Standard Aero Ltd. 7.792% (USD LIBOR + 3.500%) due 04/08/26 §	3,046,574	2,912,114
Star US Bidco LLC Term B 8.637% (USD LIBOR + 4.250%) due 03/17/27 §	2,681,809	2,557,776
TransDigm, Inc. Term H 7.576% (SOFR + 3.250%) due 02/14/27 § ∞	4,908,931	4,899,343
USIC Holdings, Inc.
(2nd Lien) 10.826% (USD LIBOR + 6.500%) due 05/14/29 §	2,250,000	2,115,000
Term B
7.826% (USD LIBOR + 3.500%) due 05/14/28 §	6,306,403	6,037,069
WP CPP Holdings LLC Term B 8.210% (USD LIBOR + 3.750%) due 04/30/25 §	2,253,040	1,974,226

		121,397,258

Technology - 17.6%

Applied Systems, Inc.
(2nd Lien)
9.892% (USD LIBOR + 5.500%) due 09/19/25 §	5,653,223	5,632,023

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Term B
7.392% (USD LIBOR + 3.000%) due 09/19/24 §	$1,932,540	$1,927,181
8.826% (SOFR + 4.500%) due 09/19/26 §	10,078,176	10,052,981
AthenaHealth Group, Inc. Term B 7.825% (SOFR + 3.500%) due 02/15/29 § j	2,603,378	2,357,143
Azalea Topco, Inc. Term B 8.108% (SOFR + 3.750%) due 07/25/26 §	2,332,375	2,151,616
Central Parent, Inc. (United Kingdom) 9.088% (SOFR + 4.500%) due 07/06/29 § ∞	11,000,000	10,925,233
Epicor Software Corp.
(2nd Lien)
12.142% (USD LIBOR + 7.750%) due 07/31/28 §	12,002,673	11,882,647
Term C
7.642% (USD LIBOR + 3.250%) due 07/31/27 §	2,585,787	2,492,052
Finastra USA, Inc. Term B 8.246% (USD LIBOR + 3.500%) due 06/13/24 §	9,785,845	8,682,902
Peraton Corp.
(2nd Lien)
12.142% (USD LIBOR + 7.750%) due 02/01/29 §	3,941,617	3,770,401
Term B
8.142% (USD LIBOR + 3.750%) due 02/01/28 §	7,404,099	7,248,087
Polaris Newco LLC Term B 8.392% (USD LIBOR + 4.000%) due 06/04/28 §	13,877,000	12,697,455
Project Ruby Ultimate Parent Corp. Term B 7.642% (USD LIBOR + 3.250%) due 03/10/28 §	2,123,887	2,012,914
RealPage, Inc. (2nd Lien) 10.889% (USD LIBOR + 6.500%) due 04/22/29 §	14,575,549	14,083,624
Sophia LP (2nd Lien) 12.730% (USD LIBOR + 8.000%) due 10/09/28 §	4,750,000	4,738,125
Sovos Compliance LLC Term B 8.792% (USD LIBOR + 4.500%) due 08/12/28 §	11,396,841	10,516,435
UKG, Inc.
7.642% (USD LIBOR + 3.250%) due 05/03/26 §	5,150,563	4,905,911
8.282% (USD LIBOR + 3.750%) due 05/03/26 §	7,419,447	7,163,076
(2nd Lien)
9.642% (USD LIBOR + 5.250%) due 05/03/27 §	6,750,000	6,235,313

		129,475,119

	Principal Amount	Value
Utilities - 0.8%

PG&E Corp. Term B 7.392% (USD LIBOR + 3.000%) due 06/23/25 §	$5,977,337	$5,939,231

Total Senior Loan Notes (Cost $684,983,019)		652,778,217

SHORT-TERM INVESTMENT - 4.9%

Repurchase Agreement - 4.9%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $36,156,876; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $36,863,876)	36,141,014	36,141,014

Total Short-Term Investment (Cost $36,141,014)		36,141,014

TOTAL INVESTMENTS - 102.1% (Cost $785,885,338)		750,029,907

OTHER ASSETS & LIABILITIES, NET - (2.1%)		(15,283,215)

NET ASSETS - 100.0%		$734,746,692

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	20.1%
Industrial	17.9%
Technology	17.6%
Financial	14.1%
Consumer, Cyclical	12.1%
Communications	8.8%
Short-Term Investment	4.9%
Others (each less than 3.0%)	6.6%

102.1%
Other Assets & Liabilities, Net	(2.1%)

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Exchange-Traded Funds	$13,748,571	$13,748,571	$—	$—
	Corporate Bonds & Notes	47,362,105	—	47,362,105	—
	Senior Loan Notes	652,778,217	—	619,764,114	33,014,103
	Short-Term Investment	36,141,014	—	36,141,014	—

	Total	$750,029,907	$13,748,571	$703,267,233	$33,014,103

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

FLOATING RATE INCOME PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended December 31, 2022:

Senior Loan Notes
Value, Beginning of Year	$16,066,757
Purchases	18,740,807
Sales (Includes Paydowns)	(6,345,144)
Accrued Discounts (Premiums)	47,700
Net Realized Gains (Losses)	(31,609)
Change in Net Unrealized Appreciation (Depreciation)	(1,709,989)
Transfers In	9,028,912
Transfers Out	(2,783,331)

Value, End of Year	$33,014,103

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	($1,614,985)

The table below shows transfers to/from Level 3:

Amount Transferred	Level Transfer		Change in Fair Valuation Measurement Inputs
	From	To	From	To
$9,028,912	2	3	Vendor Price (Observable Inputs)	Unobservable Single Broker Quote
2,783,331	3	2	Unobservable Single Broker Quote	Vendor Price (Observable Inputs)

All other significant unobservable inputs used to value Senior Loan Notes with the aggregate value of $33,014,103 were provided by a single broker quote. Significant changes to a single broker quote would have direct and proportional changes to the fair value of the security.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 0.0%

Industrial - 0.0%

TNT Crane & Rigging *	11,518	$88,308

Total Common Stocks (Cost $4,391,414)		88,308

EXCHANGE-TRADED FUNDS - 1.5%

iShares iBoxx High Yield Corporate Bond	107,174	7,891,222
SPDR Bloomberg High Yield Bond	87,067	7,836,030

		15,727,252

Total Exchange-Traded Funds (Cost $15,984,293)		15,727,252

	Principal Amount
CORPORATE BONDS & NOTES - 90.8%

Basic Materials - 3.6%

Constellium SE
5.625% due 06/15/28 ~	$1,250,000	1,157,275
5.875% due 02/15/26 ~	292,000	281,727
Hecla Mining Co. 7.250% due 02/15/28	8,550,000	8,431,847
Herens Holdco SARL (Luxembourg) 4.750% due 05/15/28 ~	600,000	449,223
INEOS Quattro Finance 2 PLC (United Kingdom) 3.375% due 01/15/26 ~	4,600,000	4,231,977
JW Aluminum Continuous Cast Co. 10.250% due 06/01/26 ~	1,250,000	1,274,569
Novelis Corp. 3.875% due 08/15/31 ~	2,925,000	2,391,897
4.750% due 01/30/30 ~	5,833,000	5,184,487
Perenti Finance Pty Ltd. (Australia) 6.500% due 10/07/25 ~	3,550,000	3,332,562
SPCM SA (France) 3.375% due 03/15/30 ~	5,250,000	4,233,075
TMS International Corp. 6.250% due 04/15/29 ~	8,925,000	6,405,517

		37,374,156

Communications - 12.3%

CCO Holdings LLC/CCO Holdings Capital Corp. 4.250% due 02/01/31 ~	1,850,000	1,488,140
4.250% due 01/15/34 ~	1,450,000	1,073,000
4.750% due 03/01/30 ~	13,400,000	11,586,980
5.000% due 02/01/28 ~	675,000	614,382
5.375% due 06/01/29 ~	11,700,000	10,606,342
6.375% due 09/01/29 ~	2,225,000	2,095,205
Ciena Corp. 4.000% due 01/31/30 ~	5,700,000	5,023,894
Clear Channel Outdoor Holdings, Inc. 7.750% due 04/15/28 ~	275,000	201,109
Clear Channel Worldwide Holdings, Inc. 5.125% due 08/15/27 ~	5,950,000	5,168,467
Cogent Communications Group, Inc. 7.000% due 06/15/27 ~	2,675,000	2,624,651
CommScope Technologies LLC 6.000% due 06/15/25 ~	7,021,000	6,403,573
CommScope, Inc. 4.750% due 09/01/29 ~	1,525,000	1,232,314
8.250% due 03/01/27 ~	700,000	543,606
CSC Holdings LLC 3.375% due 02/15/31 ~	3,300,000	2,157,442
4.625% due 12/01/30 ~	2,400,000	1,331,614
5.250% due 06/01/24	2,600,000	2,424,500
5.375% due 02/01/28 ~	650,000	525,090

	Principal Amount	Value
5.750% due 01/15/30 ~	$4,300,000	$2,434,639
6.500% due 02/01/29 ~	6,550,000	5,368,478
7.500% due 04/01/28 ~	625,000	426,375
DISH Network Corp. 11.750% due 11/15/27 ~	7,950,000	8,197,642
Frontier Communications Holdings LLC 5.000% due 05/01/28 ~	3,750,000	3,277,538
5.875% due 10/15/27 ~	1,175,000	1,093,655
Level 3 Financing, Inc. 3.625% due 01/15/29 ~	1,925,000	1,412,759
3.750% due 07/15/29 ~	575,000	414,403
4.625% due 09/15/27 ~	8,900,000	7,424,825
Lumen Technologies, Inc. 4.000% due 02/15/27 ~	5,500,000	4,673,254
4.500% due 01/15/29 ~	1,050,000	726,135
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.250% due 01/15/29 ~	1,750,000	1,454,259
5.000% due 08/15/27 ~	6,225,000	5,613,683
Sirius XM Radio, Inc. 3.875% due 09/01/31 ~	2,425,000	1,896,578
Sprint Capital Corp. 8.750% due 03/15/32	3,500,000	4,173,243
Sprint LLC 7.625% due 02/15/25	2,950,000	3,051,875
7.875% due 09/15/23	1,925,000	1,956,158
T-Mobile USA, Inc. 3.375% due 04/15/29	3,100,000	2,736,353
3.500% due 04/15/31	1,650,000	1,428,445
Uber Technologies, Inc. 4.500% due 08/15/29 ~	5,625,000	4,911,356
7.500% due 05/15/25 ~	1,300,000	1,300,951
8.000% due 11/01/26 ~	6,075,000	6,108,241

		125,181,154

Consumer, Cyclical - 19.3%

Affinity Gaming 6.875% due 12/15/27 ~	5,400,000	4,585,081
American Airlines Pass-Through Trust Class B 3.950% due 01/11/32	1,467,000	1,168,006
5.250% due 07/15/25	2,436,560	2,375,409
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.750% due 04/20/29 ~	5,170,000	4,734,484
Aramark Services, Inc. 6.375% due 05/01/25 ~	5,935,000	5,874,107
Boyd Gaming Corp. 4.750% due 12/01/27	100,000	93,284
4.750% due 06/15/31 ~	9,363,000	8,156,858
Caesars Entertainment, Inc. 6.250% due 07/01/25 ~	4,050,000	3,943,507
8.125% due 07/01/27 ~	4,525,000	4,455,360
Cedar Fair LP 5.250% due 07/15/29	9,250,000	8,321,800
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 6.500% due 10/01/28	1,775,000	1,719,567
Clarios Global LP/Clarios US Finance Co. 6.250% due 05/15/26 ~	3,600,000	3,524,264
8.500% due 05/15/27 ~	1,175,000	1,149,804
Dornoch Debt Merger Sub, Inc. 6.625% due 10/15/29 ~	3,510,000	2,466,849
Empire Resorts, Inc. 7.750% due 11/01/26 ~	1,100,000	883,811
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 4.625% due 01/15/29 ~	4,450,000	3,771,531
6.750% due 01/15/30 ~	3,650,000	2,950,934
Ford Motor Co. 3.250% due 02/12/32	22,400,000	16,838,566
4.750% due 01/15/43	2,500,000	1,800,120
6.100% due 08/19/32	1,625,000	1,503,584

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Ford Motor Credit Co. LLC 3.375% due 11/13/25	$600,000	$543,470
4.000% due 11/13/30	1,600,000	1,316,488
4.950% due 05/28/27	1,200,000	1,121,724
Foundation Building Materials, Inc. 6.000% due 03/01/29 ~	5,400,000	4,067,408
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875% due 07/01/31 ~	5,675,000	4,639,046
5.000% due 06/01/29 ~	2,775,000	2,390,038
Jacobs Entertainment, Inc. 6.750% due 02/15/29 ~	4,950,000	4,474,458
Las Vegas Sands Corp. 3.900% due 08/08/29	9,700,000	8,191,043
LBM Acquisition LLC 6.250% due 01/15/29 ~	9,825,000	6,264,927
LGI Homes, Inc. 4.000% due 07/15/29 ~	6,550,000	5,069,208
MajorDrive Holdings IV LLC 6.375% due 06/01/29 ~	7,418,000	5,544,888
Marriott Ownership Resorts, Inc. 4.500% due 06/15/29 ~	2,350,000	1,952,677
4.750% due 01/15/28	5,950,000	5,190,374
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875% due 05/01/29 ~	5,250,000	4,473,862
New Red Finance, Inc. (Canada) 3.500% due 02/15/29 ~	3,700,000	3,178,537
3.875% due 01/15/28 ~	900,000	807,075
4.000% due 10/15/30 ~	8,150,000	6,616,944
4.375% due 01/15/28 ~	2,700,000	2,421,538
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125% due 04/01/26 ~	5,275,000	4,953,687
PetSmart, Inc./PetSmart Finance Corp. 4.750% due 02/15/28 ~	750,000	680,409
7.750% due 02/15/29 ~	8,400,000	7,904,967
Royal Caribbean Cruises Ltd. 9.250% due 01/15/29 ~	4,175,000	4,295,261
11.625% due 08/15/27 ~	900,000	905,364
Scientific Games International, Inc. 7.000% due 05/15/28 ~	1,350,000	1,290,202
SeaWorld Parks & Entertainment, Inc. 5.250% due 08/15/29 ~	5,700,000	4,970,393
Six Flags Entertainment Corp. 4.875% due 07/31/24 ~	7,000,000	6,750,625
5.500% due 04/15/27 ~	1,125,000	1,014,975
SRS Distribution, Inc. 4.625% due 07/01/28 ~	4,125,000	3,661,928
6.000% due 12/01/29 ~	2,325,000	1,853,381
6.125% due 07/01/29 ~	550,000	445,401
STL Holding Co. LLC 7.500% due 02/15/26 ~	5,900,000	5,230,055
Viking Cruises Ltd. 6.250% due 05/15/25 ~	2,920,000	2,668,165
7.000% due 02/15/29 ~	1,775,000	1,471,120
Viking Ocean Cruises Ship VII Ltd. 5.625% due 02/15/29 ~	275,000	221,732

		196,898,296

Consumer, Non-Cyclical - 17.7%

BC Ltd. (Canada) 9.000% due 01/30/28 ~	1,571,000	1,537,616
Ahern Rentals, Inc. 7.375% due 05/15/23 ~	13,059,000	13,059,000
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.250% due 03/15/26 ~	900,000	822,267
3.500% due 03/15/29 ~	1,350,000	1,135,607
4.625% due 01/15/27 ~	550,000	512,089
5.875% due 02/15/28 ~	10,875,000	10,357,350

	Principal Amount	Value
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.000% due 06/01/29 ~	$1,250,000	$908,825
6.625% due 07/15/26 ~	250,000	229,265
9.750% due 07/15/27 ~	19,000,000	16,570,850
APi Group DE, Inc. 4.750% due 10/15/29 ~	5,450,000	4,752,267
Avantor Funding, Inc. 3.875% due 11/01/29 ~	500,000	420,513
4.625% due 07/15/28 ~	5,475,000	4,986,192
Bausch Health Cos., Inc. 4.875% due 06/01/28 ~	2,225,000	1,419,354
6.125% due 02/01/27 ~	550,000	379,984
11.000% due 09/30/28 ~	2,787,000	2,187,362
Central Garden & Pet Co. 4.125% due 04/30/31 ~	6,675,000	5,534,242
Charles River Laboratories International, Inc. 3.750% due 03/15/29 ~	825,000	730,822
4.000% due 03/15/31 ~	3,100,000	2,685,979
4.250% due 05/01/28 ~	5,850,000	5,398,029
CHS/Community Health Systems, Inc. 4.750% due 02/15/31 ~	1,305,000	949,903
5.250% due 05/15/30 ~	450,000	340,120
5.625% due 03/15/27 ~	3,100,000	2,663,768
6.125% due 04/01/30 ~	2,800,000	1,391,749
CoreLogic, Inc. 4.500% due 05/01/28 ~	6,000,000	4,610,970
Garda World Security Corp. (Canada) 6.000% due 06/01/29 ~	1,100,000	895,233
9.500% due 11/01/27 ~	5,492,000	5,297,590
HCA, Inc. 5.875% due 02/01/29	11,250,000	11,238,506
Hertz Corp. 5.000% due 12/01/29 ~	5,450,000	4,141,455
Kraft Heinz Foods Co. 4.375% due 06/01/46	6,750,000	5,516,040
Lamb Weston Holdings, Inc. 4.125% due 01/31/30 ~	1,325,000	1,172,029
4.375% due 01/31/32 ~	4,250,000	3,719,366
Medline Borrower LP 3.875% due 04/01/29 ~	1,975,000	1,595,296
MPH Acquisition Holdings LLC 5.500% due 09/01/28 ~	975,000	762,587
5.750% due 11/01/28 ~	7,050,000	4,703,846
Option Care Health, Inc. 4.375% due 10/31/29 ~	5,850,000	5,124,512
PECF USS Intermediate Holding III Corp. 8.000% due 11/15/29 ~	3,300,000	2,148,267
Performance Food Group, Inc. 4.250% due 08/01/29 ~	6,475,000	5,619,005
Pilgrim’s Pride Corp. 4.250% due 04/15/31 ~	3,800,000	3,237,600
5.875% due 09/30/27 ~	6,500,000	6,316,026
Post Holdings, Inc. 4.625% due 04/15/30 ~	8,600,000	7,437,495
Select Medical Corp. 6.250% due 08/15/26 ~	8,550,000	8,147,209
Tenet Healthcare Corp. 4.250% due 06/01/29 ~	4,025,000	3,494,284
4.375% due 01/15/30 ~	1,950,000	1,691,274
4.625% due 06/15/28 ~	675,000	605,030
4.875% due 01/01/26 ~	1,795,000	1,701,073
6.125% due 10/01/28 ~	5,075,000	4,554,457
6.125% due 06/15/30 ~	575,000	548,869
6.250% due 02/01/27 ~	1,275,000	1,227,238
US Foods, Inc. 4.625% due 06/01/30 ~	6,850,000	6,040,943

		180,519,353

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Energy - 12.1%

Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% due 06/15/29 ~	$8,600,000	$7,874,074
Antero Resources Corp. 5.375% due 03/01/30 ~	2,550,000	2,367,573
7.625% due 02/01/29 ~	1,961,000	1,974,435
Archrock Partners LP/Archrock Partners Finance Corp. 6.250% due 04/01/28 ~	875,000	802,057
6.875% due 04/01/27 ~	4,450,000	4,255,287
Buckeye Partners LP 4.500% due 03/01/28 ~	4,800,000	4,226,620
Callon Petroleum Co. 7.500% due 06/15/30 ~	1,675,000	1,534,803
Cheniere Energy Partners LP 3.250% due 01/31/32	5,450,000	4,338,509
4.000% due 03/01/31	3,425,000	2,920,532
4.500% due 10/01/29	1,000,000	901,476
Chesapeake Energy Corp. 6.750% due 04/15/29 ~	4,450,000	4,338,527
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500% due 06/15/31 ~	7,075,000	6,193,314
Endeavor Energy Resources LP/EER Finance, Inc. 5.750% due 01/30/28 ~	8,375,000	8,032,881
EnLink Midstream LLC 6.500% due 09/01/30 ~	4,725,000	4,682,711
EQM Midstream Partners LP 4.750% due 01/15/31 ~	2,875,000	2,355,933
5.500% due 07/15/28	2,025,000	1,814,305
6.000% due 07/01/25 ~	340,000	328,684
6.500% due 07/01/27 ~	2,950,000	2,824,625
7.500% due 06/01/27 ~	50,000	49,029
7.500% due 06/01/30 ~	50,000	48,245
Genesis Energy LP/Genesis Energy Finance Corp. 7.750% due 02/01/28	5,920,000	5,458,595
ITT Holdings LLC 6.500% due 08/01/29 ~	4,100,000	3,460,461
MPLX LP 6.875% due 02/15/23	5,850,000	5,791,500
New Fortress Energy, Inc. 6.500% due 09/30/26 ~	3,675,000	3,419,955
Occidental Petroleum Corp. 6.125% due 01/01/31	4,600,000	4,651,127
6.625% due 09/01/30	2,500,000	2,589,088
8.875% due 07/15/30	5,700,000	6,444,902
Range Resources Corp. 8.250% due 01/15/29	2,200,000	2,269,938
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 6.000% due 12/31/30 ~	5,000,000	4,330,150
6.000% due 09/01/31 ~	2,425,000	2,088,128
Tap Rock Resources LLC 7.000% due 10/01/26 ~	900,000	838,215
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.000% due 01/15/32	2,850,000	2,401,809
5.000% due 01/15/28	1,350,000	1,290,045
6.500% due 07/15/27	625,000	629,981
USA Compression Partners LP/USA Compression Finance Corp. 6.875% due 04/01/26	2,700,000	2,594,417
6.875% due 09/01/27	4,600,000	4,308,384
Venture Global Calcasieu Pass LLC 3.875% due 08/15/29 ~	975,000	854,836
3.875% due 11/01/33 ~	6,915,000	5,661,622
4.125% due 08/15/31 ~	2,475,000	2,113,031

		123,059,804

	Principal Amount	Value
Financial - 5.0%

Avolon Holdings Funding Ltd. (Ireland) 2.750% due 02/21/28 ~	$8,000,000	$6,434,234
3.250% due 02/15/27 ~	1,500,000	1,285,675
Howard Hughes Corp. 4.375% due 02/01/31 ~	7,575,000	6,139,642
5.375% due 08/01/28 ~	4,425,000	3,993,563
Iron Mountain Information Management Services, Inc. 5.000% due 07/15/32 ~	975,000	811,342
Iron Mountain, Inc. 4.500% due 02/15/31 ~	650,000	535,727
4.875% due 09/15/29 ~	4,700,000	4,107,236
5.000% due 07/15/28 ~	925,000	832,454
5.250% due 03/15/28 ~	700,000	645,113
OneMain Finance Corp. 3.875% due 09/15/28	3,400,000	2,708,168
5.375% due 11/15/29	3,650,000	2,991,396
6.625% due 01/15/28	2,500,000	2,306,450
7.125% due 03/15/26	5,100,000	4,860,861
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 4.875% due 05/15/29 ~	6,900,000	5,849,820
VICI Properties LP/VICI Note Co., Inc. REIT 3.750% due 02/15/27 ~	1,750,000	1,591,406
4.250% due 12/01/26 ~	1,775,000	1,659,845
4.625% due 12/01/29 ~	4,875,000	4,444,440

		51,197,372

Industrial - 16.3%

ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	710,980	495,633
BWX Technologies, Inc. 4.125% due 06/30/28 ~	7,350,000	6,629,884
4.125% due 04/15/29 ~	2,800,000	2,454,598
Cargo Aircraft Management, Inc. 4.750% due 02/01/28 ~	6,175,000	5,614,063
Chart Industries, Inc. 7.500% due 01/01/30 ~	625,000	629,087
9.500% due 01/01/31 ~	425,000	436,396
Clydesdale Acquisition Holdings, Inc. 6.625% due 04/15/29 ~	2,075,000	1,975,453
8.750% due 04/15/30 ~	1,625,000	1,394,001
First Student Bidco, Inc./First Transit Parent, Inc. 4.000% due 07/31/29 ~	10,900,000	9,031,439
GFL Environmental, Inc. (Canada) 3.500% due 09/01/28 ~	3,750,000	3,301,716
3.750% due 08/01/25 ~	2,025,000	1,916,814
4.000% due 08/01/28 ~	1,050,000	899,131
4.375% due 08/15/29 ~	2,850,000	2,418,866
4.750% due 06/15/29 ~	550,000	482,089
Granite US Holdings Corp. 11.000% due 10/01/27 ~	6,325,000	6,674,203
Hillenbrand, Inc. 3.750% due 03/01/31	5,475,000	4,496,617
Husky III Holding Ltd. (Canada) 13.000% Cash or 13.750% PIK due 02/15/25 ~	1,750,000	1,553,125
LABL, Inc. 5.875% due 11/01/28 ~	4,150,000	3,623,552
6.750% due 07/15/26 ~	2,350,000	2,218,809
8.250% due 11/01/29 ~	1,825,000	1,456,984
Madison IAQ LLC 4.125% due 06/30/28 ~	1,900,000	1,591,250
5.875% due 06/30/29 ~	6,700,000	4,604,768
Masco Corp. 7.750% due 08/01/29	1,864,000	2,042,455

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Mauser Packaging Solutions Holding Co. 5.500% due 04/15/24 ~	$8,075,000	$7,868,338
7.250% due 04/15/25 ~	5,700,000	5,282,627
OT Merger Corp. 7.875% due 10/15/29 ~	5,800,000	3,088,587
Owens-Brockway Glass Container, Inc. 5.375% due 01/15/25 ~	6,420,000	6,169,301
5.875% due 08/15/23 ~	2,259,000	2,252,059
Pentair Finance SARL 5.900% due 07/15/32	9,000,000	8,847,954
Sensata Technologies BV 4.000% due 04/15/29 ~	3,600,000	3,109,860
Sensata Technologies, Inc. 4.375% due 02/15/30 ~	4,800,000	4,186,942
Spirit AeroSystems, Inc. 9.375% due 11/30/29 ~	1,775,000	1,870,761
SPX FLOW, Inc. 8.750% due 04/01/30 ~	5,225,000	4,127,541
Standard Industries, Inc. 3.375% due 01/15/31 ~	650,000	490,482
4.375% due 07/15/30 ~	1,825,000	1,491,042
4.750% due 01/15/28 ~	11,875,000	10,703,531
Titan Acquisition Ltd./Titan Co.-Borrower LLC (Canada) 7.750% due 04/15/26 ~	11,790,000	10,636,562
TK Elevator Holdco GmbH (Germany) 7.625% due 07/15/28 ~	7,331,000	5,997,773
TK Elevator US Newco, Inc. (Germany) 5.250% due 07/15/27 ~	4,150,000	3,691,840
TransDigm UK Holdings PLC 6.875% due 05/15/26	2,650,000	2,591,869
TransDigm, Inc. 4.625% due 01/15/29	1,325,000	1,167,358
4.875% due 05/01/29	4,450,000	3,887,186
5.500% due 11/15/27	2,925,000	2,752,659
6.250% due 03/15/26 ~	6,075,000	6,004,469
8.000% due 12/15/25 ~	3,925,000	3,991,686

		166,151,360

Technology - 2.2%

Entegris Escrow Corp. 4.750% due 04/15/29 ~	4,075,000	3,724,356
5.950% due 06/15/30 ~	2,675,000	2,470,362
Entegris, Inc. 3.625% due 05/01/29 ~	1,100,000	897,078
4.375% due 04/15/28 ~	5,225,000	4,628,484
MSCI, Inc. 3.250% due 08/15/33 ~	6,000,000	4,642,221
Open Text Corp. (Canada) 3.875% due 12/01/29 ~	1,450,000	1,168,168
Open Text Holdings, Inc. (Canada) 4.125% due 12/01/31 ~	4,400,000	3,426,458
Rackspace Technology Global, Inc. 3.500% due 02/15/28 ~	2,925,000	1,703,432

		22,660,559

Utilities - 2.3%

Atlantica Sustainable Infrastructure PLC (Spain) 4.125% due 06/15/28 ~	600,000	533,163
Calpine Corp. 5.125% due 03/15/28 ~	6,300,000	5,634,265
Clearway Energy Operating LLC 3.750% due 02/15/31 ~	5,500,000	4,573,382
NRG Energy, Inc. 3.625% due 02/15/31 ~	1,475,000	1,123,983
5.250% due 06/15/29 ~	3,700,000	3,272,354

	Principal Amount	Value
Vistra Operations Co. LLC 4.375% due 05/01/29 ~	$4,050,000	$3,497,709
5.000% due 07/31/27 ~	4,800,000	4,465,409

		23,100,265

Total Corporate Bonds & Notes (Cost $1,035,833,125)		926,142,319

SENIOR LOAN NOTES - 0.4%

Consumer, Cyclical - 0.4%

MIC Glen LLC (2nd Lien) 11.136% (USD LIBOR + 6.750%) due 07/21/29 §	1,750,000	1,597,969
Tacala Investment Corp. (2nd Lien) Term B 9.412% (USD LIBOR + 7.750%) due 02/01/26 §	2,250,000	2,050,593

		3,648,562

Technology - 0.0%

UKG, Inc. 7.642% (USD LIBOR + 3.250%) due 05/03/26 §	245,030	233,391

Total Senior Loan Notes (Cost $4,230,606)		3,881,953

ASSET-BACKED SECURITIES - 5.1%

AIG CLO LLC 10.843% (USD LIBOR + 6.600%) due 04/20/32 § ~	500,000	453,908
AIMCO CLO 10 Ltd. (Cayman) 10.275% (USD LIBOR + 5.950%) due 07/22/32 § ~	4,200,000	3,782,109
10.679% (USD LIBOR + 6.600%) due 10/17/34 § ~	500,000	447,278
Benefit Street Partners CLO V-B Ltd. (Cayman) 10.193% (USD LIBOR + 5.950%) due 04/20/31 § ~	1,250,000	1,100,449
Benefit Street Partners CLO XVI Ltd. (Cayman) 10.779% (USD LIBOR + 6.700%) due 01/17/32 § ~	4,000,000	3,571,828
Burnham Park Clo Ltd. (Cayman) 9.643% (USD LIBOR + 5.400%) due 10/20/29 § ~	500,000	405,124
CarVal CLO III Ltd. (Cayman) 10.683% (USD LIBOR + 6.440%) due 07/20/32 § ~	3,975,000	3,525,740
CIFC Funding Ltd. (Cayman) 10.229% (USD LIBOR + 6.150%) due 01/15/32 § ~	1,000,000	891,588
11.479% (USD LIBOR + 7.400%) due 01/16/33 § ~	4,550,000	4,178,184
Dryden 55 CLO Ltd. (Cayman) 9.479% (USD LIBOR + 5.400%) due 04/15/31 § ~	1,000,000	835,334
11.279% (USD LIBOR + 7.200%) due 04/15/31 § ~	250,000	181,738
Goldentree Loan Opportunities X Ltd. 9.893% (USD LIBOR + 5.650%) due 07/20/31 § ~	750,000	671,360
Magnetite VIII CLO Ltd. (Cayman) 11.519% (USD LIBOR + 7.440%) due 04/15/31 § ~	2,000,000	1,641,671
Magnetite XXIII Ltd. (Cayman) 10.658% (USD LIBOR + 6.300%) due 01/25/35 § ~	500,000	455,601

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

HIGH YIELD BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Magnetite Xxix Ltd. (Cayman) 9.829% (USD LIBOR + 5.750%) due 01/15/34 § ~	$7,950,000	$7,155,279
Magnetite Xxx CLO Ltd. (Cayman) 10.558% (USD LIBOR + 6.200%) due 10/25/34 § ~	1,500,000	1,320,580
Neuberger Berman Loan Advisers CLO 24 Ltd. (Cayman) 10.247% (USD LIBOR + 6.020%) due 04/19/30 § ~	2,500,000	2,236,016
Neuberger Berman Loan Advisers CLO 30 Ltd. (Cayman) 10.443% (USD LIBOR + 6.200%) due 01/20/31 § ~	5,250,000	4,802,072
Neuberger Berman Loan Advisers CLO 31 Ltd. (Cayman) 10.743% (USD LIBOR + 6.500%) due 04/20/31 § ~	2,500,000	2,279,294
Neuberger Berman Loan Advisers CLO 32 Ltd. (Cayman) 10.327% (USD LIBOR + 6.100%) due 01/20/32 § ~	1,100,000	999,976
Neuberger Berman Loan Advisers CLO 35 Ltd. (Cayman) 11.227% (USD LIBOR + 7.000%) due 01/19/33 § ~	2,100,000	1,892,539
OHA Credit Partners VII Ltd. (Cayman) 10.925% (USD LIBOR + 6.250%) due 02/20/34 § ~	1,750,000	1,566,825
Parallel Ltd. (Cayman) 11.443% (USD LIBOR + 7.200%) due 10/20/34 § ~	2,000,000	1,740,000
Rad CLO 2 Ltd. (Cayman) 10.079% (USD LIBOR + 6.000%) due 10/15/31 § ~	3,600,000	3,062,997
11.529% (USD LIBOR + 7.450%) due 10/15/31 § ~	1,750,000	1,297,291
RR 19 Ltd. (Cayman) 10.579% (USD LIBOR + 6.500%) due 10/15/35 § ~	625,000	571,848
TICP CLO III-2 Ltd. (Cayman) 10.143% (USD LIBOR + 5.900%) due 04/20/28 § ~	500,000	482,279

Total Asset-Backed Securities (Cost $56,966,323)		51,548,908

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $5,666,214; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $5,777,022)	$5,663,728	$5,663,728

Total Short-Term Investment (Cost $5,663,728)		5,663,728

TOTAL INVESTMENTS - 98.4% (Cost $1,123,069,489)		1,003,052,468

OTHER ASSETS & LIABILITIES, NET - 1.6%		16,697,857

NET ASSETS - 100.0%		$1,019,750,325

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	19.7%
Consumer, Non-Cyclical	17.7%
Industrial	16.3%
Communications	12.3%
Energy	12.1%
Asset-Backed Securities	5.1%
Financial	5.0%
Basic Materials	3.6%
Others (each less than 3.0%)	6.6%

98.4%
Other Assets & Liabilities, Net	1.6%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31,2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$88,308	$—	$88,308	$—
	Exchange-Traded Funds	15,727,252	15,727,252	—	—
	Corporate Bonds & Notes	926,142,319	—	926,142,319	—
	Senior Loan Notes	3,881,953	—	3,881,953	—
	Asset-Backed Securities	51,548,908	—	51,548,908	—
	Short-Term Investment	5,663,728	—	5,663,728	—

	Total	$1,003,052,468	$15,727,252	$987,325,216	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments

December 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 3.0%

Consumer, Cyclical - 0.1%

Toyota Tsusho Corp. (Japan) 3.625% due 09/13/23 ~	$500,000	$494,405

Consumer, Non-Cyclical - 0.0%

RELX Capital, Inc. (United Kingdom) 3.500% due 03/16/23	100,000	99,604

Energy - 0.0%

Energy Transfer LP 4.250% due 03/15/23	100,000	99,763

Financial - 2.9%

Avolon Holdings Funding Ltd. (Ireland) 2.528% due 11/18/27 ~	6,000	4,805
Bank of America Corp. 5.875% due 03/15/28	410,000	361,583
Jyske Realkredit AS (Denmark)
0.500% due 10/01/43	DKK 1,836,157	200,828
1.000% due 10/01/50 ~	23,306,072	2,475,943
1.000% due 10/01/53	5,530,248	544,260
1.500% due 10/01/53	3,350,283	360,918
2.500% due 10/01/47	699	89
Natwest Group PLC (United Kingdom)
4.519% due 06/25/24	$500,000	495,448
6.274% (USD LIBOR + 1.550%) due 06/25/24 §	700,000	700,270
Nordea Kredit Realkreditaktieselskab (Denmark)
0.500% due 10/01/43	DKK 730,194	80,471
1.000% due 10/01/50 ~	7,747,985	823,802
1.000% due 10/01/50	8,519,323	854,062
1.500% due 10/01/53	5,199,792	542,109
2.000% due 10/01/53	999,840	110,255
2.000% due 10/01/53 ~	199,902	22,969
2.500% due 10/01/47	350	45
Nykredit Realkredit AS (Denmark)
0.500% due 10/01/43 ~	5,500,476	599,591
1.000% due 10/01/50 ~	52,426,346	5,558,928
1.000% due 10/01/53 ~	2,337,125	241,908
1.500% due 10/01/53 ~	8,893,171	977,873
2.500% due 10/01/47 ~	1,882	242
Realkredit Danmark AS (Denmark)
1.000% due 10/01/50 ~	15,759,474	1,671,954
1.000% due 10/01/53 ~	7,163,626	712,833
1.500% due 10/01/53 ~	497,977	52,136
2.000% due 10/01/53 ~	1,596,197	175,077
2.500% due 04/01/47 ~	8,652	1,112
UniCredit SpA (Italy) 7.830% due 12/04/23 ~	$1,750,000	1,768,522

		19,338,033

Technology - 0.0%

VMware, Inc. 3.900% due 08/21/27	100,000	93,490

Total Corporate Bonds & Notes (Cost $27,241,881)		20,125,295

MORTGAGE-BACKED SECURITIES - 5.3%

Collateralized Mortgage Obligations - Commercial - 0.3%

BAMLL Commercial Mortgage Securities Trust 5.368% (USD LIBOR + 1.050%) due 09/15/38 § ~	500,000	469,877
GS Mortgage Securities Corp. II 7.736% (SOFR + 3.400%) due 08/15/39 § ~	1,600,000	1,614,594

		2,084,471

	Principal Amount	Value
Collateralized Mortgage Obligations - Residential - 1.9%

Angel Oak Mortgage Trust 1.469% due 06/25/65 § ~	$266,189	$238,782
Bear Stearns Adjustable Rate Mortgage Trust 4.960% due 01/25/35 §	74,484	64,358
Chevy Chase Funding LLC Mortgage-Backed Certificates 4.749% (USD LIBOR + 0.360%) due 03/25/35 § ~	172,905	163,960
Citigroup Mortgage Loan Trust
3.482% due 05/25/42 § ~	593,021	533,086
3.950% (UST + 2.400%) due 05/25/35 §	7,499	6,959
Eurosail-UK PLC (United Kingdom) 4.461% (SONIA + 1.069) due 06/13/45 § ~	GBP 418,243	500,369
Fannie Mae REMICS
3.257% due 05/25/35 §	$217,066	215,708
3.821% (USD LIBOR + 0.060%) due 07/25/37 §	246,703	241,878
4.539% (USD LIBOR + 0.150%) due 08/25/34 §	38,137	36,946
4.739% (USD LIBOR + 0.350%) due 07/25/37 §	2,736	2,679
Freddie Mac 4.768% (USD LIBOR + 0.450%) due 09/15/42 §	615,491	604,987
Freddie Mac REMICS
3.207% (USD LIBOR + 0.350%) due 07/15/44 §	329,573	325,148
4.668% due 01/15/47	990,947	955,558
Government National Mortgage Association REMICS
1.968% (USD LIBOR + 0.750%) due 04/20/67 §	572,368	566,758
3.858% (USD LIBOR + 0.150%) due 08/20/68 §	636,579	619,076
4.726% (SOFR + 0.900%) due 10/20/72	2,406,308	2,369,038
Great Hall Mortgages No 1 PLC (United Kingdom)
3.675% (SONIA + 0.249) due 03/18/39 § ~	GBP 8,994	10,701
3.695% (SONIA + 0.269) due 06/18/38 § ~	9,270	11,074
GSMPS Mortgage Loan Trust 7.000% due 06/25/43 ~	$123,518	123,983
GSR Mortgage Loan Trust 4.367% due 01/25/35 §	66,459	60,512
HarborView Mortgage Loan Trust 5.033% (USD LIBOR + 0.680%) due 06/20/35 §	1,694,058	1,512,024
Impac CMB Trust 5.389% (USD LIBOR + 1.000%) due 07/25/33 §	21,383	21,186
JP Morgan Mortgage Trust 4.189% due 07/25/35 §	39,260	37,156
Mellon Residential Funding Corp. Mortgage Pass-Through Certificate Trust
4.758% (USD LIBOR + 0.440%) due 12/15/30 §	60,324	56,471
5.018% (USD LIBOR + 0.700%) due 11/15/31 §	86,711	82,574
New Residential Mortgage Loan Trust 3.250% due 02/25/59 § ~	359,583	338,143
Residential Mortgage Securities 32 PLC (United Kingdom) 4.681% (SONIA + 1.250) due 06/20/70 § ~	GBP 460,370	553,461

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Sequoia Mortgage Trust 5.039% (USD LIBOR + 0.700%) due 10/19/26 §	$51,159	$48,804
Structured Adjustable Rate Mortgage Loan Trust 3.780% due 02/25/34 §	19,336	18,060
Structured Asset Mortgage Investments II Trust
4.839% (USD LIBOR + 0.500%) due 07/19/35 §	188,623	166,519
4.999% (USD LIBOR + 0.660%) due 10/19/34 §	81,816	76,510
Thornburg Mortgage Securities Trust 5.009% (USD LIBOR + 0.620%) due 06/25/44 §	1,225,107	1,100,900
Towd Point Mortgage Funding PLC (United Kingdom) 3.952% (SONIA + 1.144%) due 10/20/51 §	GBP 797,113	961,424
WaMu Mortgage Pass-Through Certificates Trust 2.810% due 08/25/35 §	$17,797	15,599

		12,640,391

Fannie Mae - 3.1%

due 02/01/53 #	6,200,000	5,523,099
due 02/01/53 #	13,668,000	12,823,411
due 03/01/53 #	2,000,000	1,876,882
1.175% (USD LIBOR + 0.675%) due 02/01/36 §	29,925	29,126
2.394% (USD LIBOR + 1.644%) due 03/01/35 §	77,319	75,596
3.249% (US FED + 1.200%) due 11/01/42 - 10/01/44 §	74,630	71,209
3.339% (USD LIBOR + 2.000%) due 04/01/35 §	114,308	112,331
3.522% (USD LIBOR + 1.272%) due 11/01/35 §	20,394	20,077
3.631% (USD LIBOR + 1.381%) due 12/01/34 §	18,576	18,446
3.663% (USD LIBOR + 1.538%) due 01/01/36 §	6,198	6,066
3.850% (USD LIBOR + 1.725%) due 05/01/35 §	801	789
4.030% (USD LIBOR + 1.780%) due 11/01/35 §	7,912	7,749
4.192% (USD LIBOR + 1.942%) due 09/01/35 §	247	243
5.000% (US FED + 1.250%) due 08/01/24 §	1,295	1,286

		20,566,310

Freddie Mac - 0.0%

2.815% (USD LIBOR + 1.815%) due 03/01/36 §	1,806	1,774
3.848% (UST + 2.225%) due 01/01/34 §	35,590	35,739
3.981% (USD LIBOR + 1.731%) due 08/01/35 §	1,229	1,221

		38,734

Government National Mortgage Association - 0.0%

1.750% (UST + 1.500%) due 11/20/26 §	2,559	2,500
2.000% (UST + 1.500%) due 10/20/24 - 12/20/26 §	2,843	2,775
2.625% (UST + 1.500%) due 09/20/23 - 01/20/27 §	7,513	7,367
2.875% (UST + 1.500%) due 05/20/23 §	36	36
3.000% (UST + 1.500%) due 05/20/26 §	2,737	2,672

		15,350

Total Mortgage-Backed Securities (Cost $36,099,818)		$35,345,256

	Principal Amount	Value

ASSET-BACKED SECURITIES - 9.8%

522 Funding CLO Ltd. (Cayman) 5.283% (USD LIBOR + 1.040%) due 10/20/31 § ~	$ 1,100,000	$1,080,645
ABFC Trust
4.989% (USD LIBOR + 0.600%) due 10/25/34 §	48,401	48,309
5.089% (USD LIBOR + 0.700%) due 06/25/34 §	935,933	878,566
ACAS CLO Ltd. (Cayman) 5.084% (USD LIBOR + 0.890%) due 10/18/28 § ~	369,550	364,930
ACE Securities Corp. Home Equity Loan Trust 5.169% (USD LIBOR + 0.780%) due 04/25/34 §	645,341	605,720
AMMC CLO 16 Ltd. (Cayman) 4.991% (USD LIBOR + 0.980%) due 04/14/29 § ~	599,070	595,473
Apidos CLO XXVI (Cayman) 5.094% (USD LIBOR + 0.900%) due 07/18/29 § ~	300,000	296,467
Apidos CLO XXVII (Cayman) 5.009% (USD LIBOR + 0.930%) due 07/17/30 § ~	300,000	296,788
Ares European CLO VI DAC (Ireland) 1.988% (EUR LIBOR + 0.610%) due 04/15/30 § ~	EUR 494,180	514,724
Ares European CLO X DAC (Ireland) 2.158% (EUR LIBOR + 0.780%) due 10/15/31 § ~	900,000	933,809
ARES L CLO Ltd. (Cayman) 5.129% (USD LIBOR + 1.050%) due 01/15/32 § ~	$810,000	792,436
ARES LII CLO Ltd. (Cayman) 5.375% (USD LIBOR + 1.050%) due 04/22/31 § ~	300,000	294,964
Atlas Senior Loan Fund CLO Ltd. (Cayman) 5.229% (USD LIBOR + 1.150%) due 01/16/30 § ~	571,400	565,338
Barings CLO Ltd. (Cayman) 5.313% (USD LIBOR + 1.070%) due 01/20/32 § ~	1,500,000	1,466,116
BDS LLC 6.121% (SOFR + 1.800%) due 03/19/39 § ~	1,000,000	965,281
Benefit Street Partners CLO XVII Ltd. (Cayman) 5.159% (USD LIBOR + 1.080%) due 07/15/32 § ~	1,800,000	1,759,905
Black Diamond CLO Ltd. (Ireland) 2.316% (EUR LIBOR + 0.860%) due 01/20/32 § ~	EUR 578,595	605,563
Carlyle Euro CLO DAC (Ireland) 2.428% (EUR LIBOR + 0.630%) due 08/15/30 § ~	498,208	520,545
Carlyle Global Market Strategies CLO Ltd.
5.405% (USD LIBOR + 1.080%) due 04/22/32 § ~	$500,000	490,313
5.600% (USD LIBOR + 0.950%) due 08/14/30 § ~	395,477	391,195
Carlyle Global Market Strategies Euro CLO Ltd. (Ireland) 2.548% (EUR LIBOR + 0.750%) due 11/15/31 § ~	EUR 1,700,000	1,763,543
Catamaran CLO Ltd. (Cayman) 5.425% (USD LIBOR + 1.100%) due 04/22/30 § ~	$ 397,959	392,277

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
CBAM Ltd. (Cayman) 5.493% (USD LIBOR + 1.250%) due 07/20/30 § ~	$ 598,046	$ 592,476
CIFC Funding Ltd. (Cayman)
5.194% (USD LIBOR + 1.000%) due 04/18/31 § ~	500,000	491,214
5.275% (USD LIBOR + 0.950%) due 10/24/30 § ~	400,000	396,015
Citigroup Mortgage Loan Trust 4.679% (USD LIBOR + 0.290%) due 09/25/36 § ~	281,299	267,725
Credit-Based Asset Servicing & Securitization LLC 3.461% (USD LIBOR + 1.050%) due 06/25/35 §	1,083,000	1,040,850
Crestline Denali CLO XIV Ltd. (Cayman) 5.465% (USD LIBOR + 1.140%) due 10/23/31 § ~	300,000	294,394
Crestline Denali CLO XV Ltd. (Cayman) 5.273% (USD LIBOR + 1.030%) due 04/20/30 § ~	361,268	356,753
Dryden 52 Euro CLO DAC (Ireland) 2.622% (EUR LIBOR + 0.860%) due 05/15/34 § ~	EUR 400,000	416,142
Dryden 60 CLO Ltd. (Cayman) 5.129% (USD LIBOR + 1.050%) due 07/15/31 § ~	$1,500,000	1,476,570
Dryden 64 CLO Ltd. (Cayman) 5.164% (USD LIBOR + 0.970%) due 04/18/31 § ~	600,000	587,599
Dryden XXVI Senior Loan Fund (Cayman) 4.979% (USD LIBOR + 0.900%) due 04/15/29 § ~	1,506,105	1,492,969
Freddie Mac Structured Pass-Through Certificates 4.649% (USD LIBOR + 0.260%) due 08/25/31 §	46,318	45,981
Gallatin CLO VIII Ltd. (Cayman) 5.169% (USD LIBOR + 1.090%) due 07/15/31 § ~	300,000	294,358
Goldentree Loan Management US Clo 2 Ltd. (Cayman) 5.153% (USD LIBOR + 0.910%) due 11/20/30 § ~	300,000	296,889
Goldentree Loan Opportunities XI Ltd. (Cayman) 5.264% (USD LIBOR + 1.070%) due 01/18/31 § ~	600,000	590,177
HalseyPoint CLO 3 Ltd. (Cayman) 5.865% (USD LIBOR + 1.450%) due 11/30/32 § ~	950,000	937,621
Harvest CLO XXII DAC (Ireland) 2.228% (EUR LIBOR + 0.850%) due 01/15/32 § ~	EUR 1,200,000	1,244,640
Home Equity Asset Trust
5.244% (USD LIBOR + 0.855%) due 08/25/34 §	$119,581	116,462
5.589% (USD LIBOR + 1.200%) due 07/25/35 §	1,000,000	951,137
Jubilee CLO DAC (Ireland) 2.128% (EUR LIBOR + 0.840%) due 07/12/28 § ~	EUR 12,331	13,164
KKR CLO 9 Ltd. (Cayman) 5.029% (USD LIBOR + 0.950%) due 07/15/30 § ~	$278,450	273,394
LCM XIII LP (Cayman) 5.097% (USD LIBOR + 0.870%) due 07/19/27 § ~	843,979	833,489
LCM XV LP (Cayman) 5.243% (USD LIBOR + 1.000%) due 07/20/30 § ~	1,252,112	1,233,380

	Principal Amount	Value
LCM XVIII LP (Cayman) 5.263% (USD LIBOR + 1.020%) due 04/20/31 § ~	$ 1,000,000	$ 980,832
LoanCore Issuer Ltd. (Cayman) 5.358% (SOFR + 1.550%) due 01/17/37 § ~	600,000	582,459
Madison Park Euro Funding IX DAC (Ireland) 2.258% (EUR LIBOR + 0.880%) due 07/15/35 § ~	EUR 1,000,000	1,025,273
Madison Park Funding XLI Ltd. (Cayman) 5.155% (USD LIBOR + 0.830%) due 04/22/27 § ~	$2,425,816	2,401,318
Madison Park Funding XXX Ltd. (Cayman) 4.829% (USD LIBOR + 0.750%) due 04/15/29 § ~	4,306,367	4,261,749
Magnetite XVIII Ltd. (Cayman) 5.486% (USD LIBOR + 0.880%) due 11/15/28 § ~	289,427	286,566
Man GLG Euro CLO II DAC (Ireland) 2.248% (EUR LIBOR + 0.870%) due 01/15/30 § ~	EUR 142,909	149,578
Merrill Lynch Mortgage Investors Trust 5.109% (USD LIBOR + 0.720%) due 10/25/35 §	$622,129	579,870
MF1 LLC 6.471% (SOFR + 2.150%) due 06/19/37 § ~	600,000	592,109
MidOcean Credit CLO II (Cayman) 5.445% (USD LIBOR + 1.030%) due 01/29/30 § ~	320,688	316,860
Midocean Credit CLO VIII (Cayman) 5.725% (USD LIBOR + 1.050%) due 02/20/31 § ~	300,000	294,926
Morgan Stanley ABS Capital I, Inc. Trust
5.049% (USD LIBOR + 0.660%) due 01/25/35 §	562,760	541,420
5.364% (USD LIBOR + 0.975%) due 07/25/34 §	74,508	70,696
OAK Hill European Credit Partners VII DAC (Ireland) 2.196% (EUR LIBOR + 0.740%) due 10/20/31 §	EUR 600,000	623,179
Oaktree CLO Ltd. (Cayman) 5.435% (USD LIBOR + 1.110%) due 04/22/30 § ~	$300,000	293,380
Octagon Investment Partners Ltd. (Cayman) 5.039% (USD LIBOR + 0.960%) due 04/16/31 § ~	600,000	591,751
OSD CLO Ltd. (Cayman) 4.949% (USD LIBOR + 0.870%) due 04/17/31 § ~	1,494,385	1,457,443
OZLM CLO XXIV Ltd. (Cayman) 5.403% (USD LIBOR + 1.160%) due 07/20/32 § ~	200,000	195,160
OZLM VIII Ltd. (Cayman) 5.059% (USD LIBOR + 0.980%) due 10/17/29 § ~	268,969	263,589
Palmer Square Loan Funding Ltd. (Cayman)
4.879% (USD LIBOR + 0.800%) due 10/15/29 § ~	674,504	665,956
5.043% (USD LIBOR + 0.800%) due 07/20/29 § ~	607,214	600,221
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 5.379% (USD LIBOR + 0.990%) due 09/25/34 §	22,126	22,077
Rad CLO 5 Ltd. (Cayman) 5.445% (USD LIBOR + 1.120%) due 07/24/32 § ~	500,000	490,250

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Regatta VIII Funding Ltd. (Cayman) 5.329% (USD LIBOR + 1.250%) due 10/17/30 § ~	$700,000	$689,807
Renaissance Home Equity Loan Trust 5.149% (USD LIBOR + 0.760%) due 12/25/32 §	169,799	155,964
Romark CLO Ltd. (Cayman) 5.355% (USD LIBOR + 1.030%) due 10/23/30 § ~	500,000	490,347
Saranac CLO VI Ltd. (Jersey) 5.873% (USD LIBOR + 1.140%) due 08/13/31 § ~	300,000	290,711
Saxon Asset Securities Trust 4.699% (USD LIBOR + 0.310%) due 09/25/37 §	143,089	134,589
Segovia European CLO 6- DAC (Ireland) 2.336% (EUR LIBOR + 0.880%) due 07/20/32 § ~	EUR 400,000	414,582
SLM Student Loan Trust 4.908% (USD LIBOR + 0.550%) due 10/25/64 § ~	$676,053	649,624
Sound Point CLO IX Ltd. (Cayman) 5.453% (USD LIBOR + 1.210%) due 07/20/32 § ~	600,000	579,731
Sound Point CLO XIV Ltd. (Cayman) 5.315% (USD LIBOR + 0.990%) due 01/23/29 § ~	467,771	465,377
Sound Point CLO XV Ltd. (Cayman) 5.225% (USD LIBOR + 0.900%) due 01/23/29 § ~	224,016	221,235
Stratus CLO Ltd. (Cayman) 5.193% (USD LIBOR + 0.950%) due 12/29/29 § ~	362,080	357,326
Structured Asset Securities Corp. Mortgage Loan Trust 5.620% (USD LIBOR + 1.500%) due 04/25/35 §	197,384	192,254
Symphony CLO XIV Ltd. (Cayman) 4.961% (USD LIBOR + 0.950%) due 07/14/26 § ~	11,340	11,347
TCI-Symphony CLO Ltd. (Cayman) 5.009% (USD LIBOR + 0.930%) due 07/15/30 § ~	1,989,412	1,955,666
TCW CLO Ltd. (Cayman) 5.328% (USD LIBOR + 0.970%) due 04/25/31 § ~	500,000	489,534
THL Credit Wind River CLO Ltd. (Cayman) 5.159% (USD LIBOR + 1.080%) due 04/15/31 § ~	300,000	291,952
TICP CLO III-2 Ltd. (Cayman) 5.083% (USD LIBOR + 0.840%) due 04/20/28 § ~	1,238,683	1,234,970
TRTX Issuer Ltd. (Cayman) 5.458% (SOFR + 1.650%) due 02/15/39 § ~	500,000	487,500
TSTAT Ltd. (Bermuda) 4.854% (SOFR + 2.300%) due 07/20/31 § ~	600,000	599,673
United States Small Business Administration 5.290% due 12/01/27	318,474	316,580
Venture XIV CLO Ltd. (Cayman) 5.766% (USD LIBOR + 1.030%) due 08/28/29 § ~	795,668	787,538
Venture XVII CLO Ltd. (Cayman) 4.959% (USD LIBOR + 0.880%) due 04/15/27 § ~	1,797,415	1,794,646
Venture XXI CLO Ltd. (Cayman) 4.959% (USD LIBOR + 0.880%) due 07/15/27 § ~	37,060	37,138

	Principal Amount	Value
Venture XXIV CLO Ltd. (Cayman) 5.143% (USD LIBOR + 0.900%) due 10/20/28 § ~	$335,515	$331,433
Venture XXVIII CLO Ltd. (Cayman) 5.233% (USD LIBOR + 0.990%) due 07/20/30 § ~	300,000	294,722
Vibrant CLO XI Ltd. (Cayman) 5.363% (USD LIBOR + 1.120%) due 07/20/32 § ~	300,000	292,089

Voya CLO Ltd. (Cayman)
5.029% (USD LIBOR + 0.950%) due 04/17/30 § ~	1,795,861	1,773,627
5.111% (USD LIBOR + 1.100%) due 07/14/31 § ~	495,483	484,988

Wellfleet CLO Ltd. (Cayman)
5.153% (USD LIBOR + 0.910%) due 04/20/28 § ~	492,311	488,868
5.179% (USD LIBOR + 1.100%) due 07/17/31 § ~	2,000,000	1,964,755

Total Asset-Backed Securities (Cost $66,794,027)		65,431,541

U.S. TREASURY OBLIGATIONS - 77.7%

U.S. Treasury Inflation-Indexed Notes - 1.3%

0.625% due 07/15/32 ^	9,127,395	8,367,617

U.S. Treasury Inflation Protected Securities - 74.0%

0.125% due 07/15/24 ^	15,059,400	14,574,102
0.125% due 10/15/24 ^	13,472,588	12,974,914
0.125% due 04/15/25 ^ ‡	3,887,598	3,705,692
0.125% due 10/15/25 ^	18,949,095	18,010,957
0.125% due 04/15/26 ^	16,702,875	15,705,898
0.125% due 07/15/26 ^	14,072,345	13,263,153
0.125% due 10/15/26 ^	17,011,020	15,950,898
0.125% due 04/15/27 ^	6,543,170	6,100,396
0.125% due 01/15/30 ^	8,732,451	7,849,129
0.125% due 07/15/30 ^	22,663,290	20,304,061
0.125% due 07/15/31 ^	1,589,803	1,405,876
0.125% due 01/15/32 ^	39,988,512	35,051,904
0.125% due 02/15/51 ^	4,589,445	2,960,232
0.125% due 02/15/52 ^	8,135,040	5,276,672
0.250% due 01/15/25 ^ ‡	2,641,905	2,534,671
0.250% due 07/15/29 ^	21,670,028	19,848,327
0.250% due 02/15/50 ^	3,175,660	2,144,570
0.375% due 07/15/23 ^	4,353,360	4,301,890
0.375% due 07/15/25 ^	9,746,748	9,362,907
0.375% due 01/15/27 ^	12,261,388	11,566,710
0.375% due 07/15/27 ^ ‡	60,906	57,425
0.500% due 04/15/24 ^ ‡	2,008,482	1,953,361
0.500% due 01/15/28 ^ ‡	39,715,403	37,359,591
0.625% due 04/15/23 ^ ‡	1,175,618	1,163,641
0.625% due 01/15/24 ^	6,482,255	6,345,184
0.625% due 01/15/26 ^	10,861,240	10,428,606
0.625% due 02/15/43 ^	12,480,865	10,080,628
0.750% due 07/15/28 ^	34,247,835	32,636,759
0.750% due 02/15/42 ^	20,638,281	17,290,572
0.750% due 02/15/45 ^	16,792,123	13,594,333
0.875% due 01/15/29 ^	18,291,860	17,434,281
0.875% due 02/15/47 ^	5,805,336	4,764,872
1.000% due 02/15/46 ^	12,613,427	10,724,764
1.000% due 02/15/48 ^	7,612,542	6,414,944
1.000% due 02/15/49 ^	5,920,750	4,954,921
1.375% due 02/15/44 ^	14,204,913	13,204,254
1.625% due 10/15/27 ^ ‡	8,550,065	8,543,954
1.750% due 01/15/28 ^	2,985,471	2,984,836
2.000% due 01/15/26 ^	7,437,440	7,430,240
2.125% due 02/15/40 ^	4,508,087	4,775,860
2.125% due 02/15/41 ^	4,095,587	4,342,303
2.375% due 01/15/25 ^	13,120,972	13,133,217

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
2.375% due 01/15/27 ^ ‡	$132,981	$135,691
2.500% due 01/15/29 ^	6,936,524	7,236,002
3.625% due 04/15/28 ^	20,730,235	22,601,952
3.875% due 04/15/29 ^	9,720,759	10,928,105

		493,413,255

U.S. Treasury Notes - 2.4%

0.125% due 01/15/31 ^	17,742,850	15,767,504

Total U.S. Treasury Obligations (Cost $594,662,192)		517,548,376

FOREIGN GOVERNMENT BONDS & NOTES - 7.7%

Canadian Government (Canada) 4.250% due 12/01/26 ^	CAD 2,626,185	2,140,321
French Republic Government OAT (France)
0.100% due 03/01/26 ^ ~	EUR 4,019,435	4,265,423
0.100% due 07/25/31 ^ ~	1,150,190	1,184,164
0.100% due 07/25/38 ^ ~	2,371,572	2,298,182
0.250% due 07/25/24 ^ ~	1,958,528	2,113,997
Italy Buoni Poliennali Del Tesoro (Italy)
0.400% due 05/15/30 ^ ~	2,449,041	2,299,016
1.400% due 05/26/25 ^ ~	12,384,000	13,109,777
Japanese Government CPI Linked (Japan)
0.005% due 03/10/31 ^	JPY 82,455,460	653,097
0.100% due 03/10/28 ^	506,126,040	4,004,967
0.100% due 03/10/29 ^	931,485,815	7,377,930
New Zealand Government Inflation Linked (New Zealand) 2.000% due 09/20/25 ^ ~	NZD 3,967,360	2,548,038
Qatar Government (Qatar) 3.875% due 04/23/23 ~	$300,000	298,771
Saudi Government (Saudi Arabia) 4.000% due 04/17/25 ~	830,000	819,943
United Kingdom Gilt Inflation Linked (United Kingdom)
0.125% due 03/22/24 ^ ~	GBP 2,789,599	3,428,301
0.125% due 08/10/41 ^ ~	2,033,440	2,310,503
1.250% due 11/22/27 ^ ~	1,999,082	2,558,604

Total Foreign Government Bonds & Notes (Cost $56,577,111)		51,411,034

SHORT-TERM INVESTMENTS - 1.3%

Repurchase Agreements - 1.2%

BNP Paribas SA 4.100% due 01/03/23 (Dated 12/30/22, repurchase price of $4,101,868; collateralized by U.S. Treasury Notes: 1.630% due 05/15/31 and value $4,179,505)	$4,100,000	4,100,000

	Principal Amount	Value
Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $3,697,587; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $3,769,951)	$3,695,965	$3,695,965

		7,795,965

U.S. Treasury Bills - 0.1%

4.181% due 03/02/23 ‡	779,000	773,686

Total Short-Term Investments (Cost $8,569,653)		8,569,651

TOTAL INVESTMENTS - 104.8% (Cost $789,944,682)		698,431,153

DERIVATIVES - (0.8%)		(5,253,933)

OTHER ASSETS & LIABILITIES, NET - (4.0%)		(26,424,941)

NET ASSETS - 100.0%		$666,752,279

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	77.7%
Asset-Backed Securities	9.8%
Foreign Government Bonds & Notes	7.7%
Mortgage-Backed Securities	5.3%
Corporate Bonds & Notes	3.0%
Others (each less than 3.0%)	1.3%

	104.8%
Derivatives	(0.8%	)
Other Assets & Liabilities, Net	(4.0%	)

	100.0%

(b)

As of December 31, 2022, investments with a total aggregate value of $6,993,250 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(c)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended December 31, 2022 was $3,675,445 at a weighted average interest rate of 1.842%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended December 31, 2022 was $106,763,726 at a weighted average interest rate of 0.480%.

(d)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
3-Month USD SOFR	03/23	371	$88,578,606	$88,578,569	($37)
Euribor	03/23	190	49,323,503	49,315,876	(7,627)
Euro-Bund	03/23	31	4,551,177	4,411,141	(140,036)
U.S. Treasury 2-Year Notes	03/23	49	10,090,559	10,048,828	(41,731)
U.S. Treasury 5-Year Notes	03/23	137	14,992,951	14,786,367	(206,584)
U.S. Treasury 10-Year Notes	03/23	19	2,128,916	2,133,640	4,724
U.S. Treasury Ultra 10-Year Notes	03/23	97	11,846,135	11,473,281	(372,854)

					(764,145)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Short Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
3-Month USD SOFR	06/23	100	$23,788,750	$23,771,250	$17,500
3-Month USD SOFR	12/23	271	64,596,237	64,487,837	108,400
Australia Treasury 3-Year Bond	03/23	16	1,171,106	1,163,401	7,705
Euro-Bobl	03/23	49	6,159,441	6,071,322	88,119
Euro-BTP	03/23	138	16,499,074	16,089,884	409,190
Euro-Bund	01/23	14	1,961,215	1,991,500	(30,285)
Euro-Buxl	03/23	52	8,319,448	7,527,915	791,533
Euro-OAT	03/23	41	5,778,351	5,586,997	191,354
Euro-Schatz	03/23	781	88,563,890	88,133,339	430,551
Japan 10-Year Bonds	03/23	30	33,405,974	33,250,533	155,441
Long Gilt	03/23	4	495,428	483,097	12,331
Short Euro-BTP	03/23	61	6,898,019	6,863,411	34,608
U.S. Treasury 30-Year Bonds	03/23	285	37,637,784	35,722,969	1,914,815
U.S. Treasury Ultra Long Bonds	03/23	9	1,200,625	1,208,813	(8,188)

					4,123,074

Total Futures Contracts					$3,358,929

(e)	Forward foreign currency contracts outstanding as of December 31, 2022 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
DKK	3,240,000	USD	465,331	01/23	CIT	$1,290	$—
DKK	3,830,000	USD	536,391	01/23	JPM	15,200	—
EUR	472,000	USD	503,134	01/23	BNP	2,333	—
EUR	497,000	USD	528,646	01/23	BRC	3,594	—
EUR	1,390,000	USD	1,474,208	01/23	CIT	14,350	—
EUR	1,680,000	USD	1,787,625	01/23	HSB	11,497	—
USD	2,065,683	CAD	2,771,000	01/23	HSB	19,083	—
USD	8,798,547	DKK	62,426,214	01/23	DUB	—	(191,996)
USD	7,974,240	DKK	56,451,419	01/23	HSB	—	(155,821)
USD	2,166,131	EUR	2,030,000	01/23	BNP	—	(7,808)
USD	789,936	EUR	749,000	01/23	BOA	—	(12,172)
USD	34,360,968	EUR	32,785,000	01/23	HSB	—	(748,667)
USD	10,879,809	GBP	9,010,000	01/23	JPM	—	(14,561)
USD	492,724	JPY	67,900,000	01/23	CIT	—	(25,001)
USD	6,090,812	JPY	829,535,642	01/23	HSB	—	(234,241)
USD	5,243,614	JPY	718,314,816	01/23	MSC	—	(233,401)
USD	2,529,027	NZD	3,978,000	01/23	HSB	3,224	—

Total Forward Foreign Currency Contracts						$70,571	($1,623,668)

(f)	Purchased options outstanding as of December 31, 2022 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Call - 2-Year Interest Rate Swap	Pay	SOFR	1.710%	01/25/23	JPM	$19,600,000	$119,560	$2
Call - 2-Year Interest Rate Swap	Pay	SOFR	1.428%	01/31/23	MSC	10,400,000	53,137	1
Call - 2-Year Interest Rate Swap	Pay	SOFR	1.410%	02/02/23	BRC	10,500,000	52,500	1
Call - 2-Year Interest Rate Swap	Pay	SOFR	1.720%	02/23/23	CIT	18,400,000	101,200	15
Call - 5-Year Interest Rate Swap	Pay	SOFR	2.200%	04/26/23	GSC	7,500,000	80,062	4,577
Call - 5-Year Interest Rate Swap	Pay	SOFR	2.200%	05/31/23	MSC	21,400,000	256,800	25,592

							663,259	30,188

Put - 30-Year Interest Rate Swap	Receive	3-Month USD-LIBOR	2.237%	11/17/23	DUB	4,100,000	254,483	911,627

Total Purchased Options							$917,742	$941,815

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(g)	Premiums received and value of written options outstanding as of December 31, 2022 were as follows:

Inflation Floor/Cap Options

Description	Initial Index	Floating Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Cap - U.S. CPI Urban Consumers	233.92	Maximum of [0, Final Index/Initial Index - (1.000+ 4.000%)^10]	04/22/24	JPM	$13,400,000	$97,485	($43)
Cap - Eurostat Eurozone HICP	117.20	Maximum of [0, (Final Index/Initial Index) - (1+3.000%)^20)]	06/22/35	GSC	EUR 2,200,000	100,087	(46,429)

						$197,572	($46,472)

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 10-Year Interest Rate Swap	Receive	SOFR	1.785%	01/25/23	JPM	$4,300,000	$118,948	$—
Call - 10-Year Interest Rate Swap	Receive	SOFR	1.579%	01/31/23	MSC	2,300,000	53,763	—
Call - 10-Year Interest Rate Swap	Receive	SOFR	1.558%	02/02/23	BRC	2,300,000	52,613	—
Call - 10-Year Interest Rate Swap	Receive	SOFR	1.736%	02/23/23	CIT	4,100,000	101,474	(44)
Call - 10-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	2.547%	03/07/23	GSC	EUR 1,300,000	28,591	(2,931)
Call - 10-Year Interest Rate Swap	Receive	SOFR	2.350%	04/26/23	GSC	$4,200,000	82,935	(7,106)
Call - 10-Year Interest Rate Swap	Receive	SOFR	2.350%	05/31/23	MSC	11,700,000	254,916	(34,565)
Call - 10-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	2.067%	06/09/23	GSC	EUR 1,600,000	18,675	(4,103)

							711,915	(48,749)

Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	2.547%	03/07/23	GSC	EUR 1,300,000	28,591	(82,110)
Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	3.140%	06/09/23	GSC	1,600,000	22,149	(52,498)
Put - 5-Year Interest Rate Swap	Pay	3-Month USD-LIBOR	2.340%	11/17/23	DUB	$20,200,000	254,520	(1,309,384)

							305,260	(1,443,992)

Total Written Options							$1,214,747	($1,539,213)

(h)	Swap agreements outstanding as of December 31, 2022 were as follows:

Credit Default Swaps on Corporate Issues - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Implied Credit Spread at 12/31/22 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
General Electric Co.	Q	1.000%	12/20/23	ICE	0.438%	$300,000	$1,702	($3,388)	$5,090

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swaps on corporate issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
5.470%	U.S. CPI Urban Consumers	Z/Z	LCH	03/21/23	$1,000,000	($7,579)	$—	($7,579)
5.320%	U.S. CPI Urban Consumers	Z/Z	LCH	04/29/23	1,500,000	(3,951)	—	(3,951)
5.150%	U.S. CPI Urban Consumers	Z/Z	LCH	05/23/23	4,400,000	12,896	—	12,896
5.185%	U.S. CPI Urban Consumers	Z/Z	LCH	05/24/23	4,100,000	14,688	—	14,688
(0.526%)	3-Month EUR-LIBOR	A/Q	LCH	11/21/23	EUR 16,000,000	(582,129)	—	(582,129)
0.550%	6-Month EUR-LIBOR	A/S	LCH	08/10/24	200,000	(9,289)	(561)	(8,728)
3.850%	GBP Retail Price	Z/Z	LCH	09/15/24	GBP 2,700,000	(414,616)	125	(414,741)
3.330%	GBP Retail Price	Z/Z	LCH	01/15/25	1,000,000	(192,095)	23,419	(215,514)
0.700%	6-Month EUR-LIBOR	A/S	LCH	04/11/27	EUR 700,000	(73,682)	(2,982)	(70,700)
0.650%	6-Month EUR-LIBOR	A/S	LCH	04/12/27	1,400,000	(151,239)	(6,611)	(144,628)
0.650%	6-Month EUR-LIBOR	A/S	LCH	05/11/27	900,000	(98,868)	(5,984)	(92,884)
1.000%	6-Month EUR-LIBOR	A/S	LCH	05/13/27	1,600,000	(147,691)	(5,162)	(142,529)
1.000%	6-Month EUR-LIBOR	A/S	LCH	05/18/27	700,000	(64,634)	(2,316)	(62,318)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
3.603%	GBP Retail Price	Z/Z	LCH	11/15/28	GBP 120,000	($20,291)	$—	($20,291)
3.633%	GBP Retail Price	Z/Z	LCH	12/15/28	700,000	(115,621)	—	(115,621)
1.954%	U.S. CPI Urban Consumers	Z/Z	LCH	06/03/29	$ 2,350,000	(305,297)	—	(305,297)
1.998%	U.S. CPI Urban Consumers	Z/Z	LCH	07/25/29	7,700,000	(952,794)	—	(952,794)
1.760%	U.S. CPI Urban Consumers	Z/Z	LCH	11/04/29	3,100,000	(459,785)	(3,110)	(456,675)
1.883%	U.S. CPI Urban Consumers	Z/Z	LCH	11/20/29	700,000	(96,148)	642	(96,790)
3.438%	GBP Retail Price	Z/Z	LCH	01/15/30	GBP 100,000	(21,033)	—	(21,033)
3.190%	GBP Retail Price	Z/Z	LCH	04/15/30	2,900,000	(695,101)	(163,837)	(531,264)
3.400%	GBP Retail Price	Z/Z	LCH	06/15/30	2,500,000	(498,151)	57,700	(555,851)
3.475%	GBP Retail Price	Z/Z	LCH	08/15/30	700,000	(160,399)	7,283	(167,682)
1.380%	Eurostat Eurozone HICP	Z/Z	LCH	03/15/31	EUR 5,300,000	(1,125,306)	(38,565)	(1,086,741)
3.750%	GBP Retail Price	Z/Z	LCH	04/15/31	GBP 770,000	(155,007)	(364)	(154,643)
4.066%	GBP Retail Price	Z/Z	LCH	09/15/31	300,000	(40,853)	—	(40,853)
0.000%	6-Month EUR-LIBOR	A/S	LCH	11/04/32	EUR 9,200,000	(2,660,061)	(91,382)	(2,568,679)
0.000%	6-Month EUR-LIBOR	A/S	LCH	11/08/32	8,300,000	(2,402,845)	(166,535)	(2,236,310)
3.566%	GBP Retail Price	Z/Z	LCH	03/15/36	GBP 400,000	(81,590)	—	(81,590)
3.580%	GBP Retail Price	Z/Z	LCH	03/15/36	1,200,000	(241,665)	(7,031)	(234,634)
2.488%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/37	EUR 1,620,000	(94,197)	1,864	(96,061)
2.421%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/52	240,000	(27,828)	—	(27,828)
2.590%	Eurostat Eurozone HICP	Z/Z	LCH	12/15/52	900,000	(10,068)	—	(10,068)
1.500%	6-Month EUR-LIBOR	A/S	LCH	03/15/53	300,000	(65,859)	(33,722)	(32,137)
1.888%	3-Month USD-LIBOR	S/Q	LCH	11/21/53	$ 1,100,000	(301,367)	—	(301,367)

						($12,249,455)	($437,129)	($11,812,326)

Interest Rate Swaps - Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.210%	U.S. CPI Urban Consumers	Z/Z	LCH	02/05/23	$ 6,810,000	$615,537	$—	$615,537
2.263%	U.S. CPI Urban Consumers	Z/Z	LCH	04/27/23	5,320,000	442,281	(801)	443,082
2.263%	U.S. CPI Urban Consumers	Z/Z	LCH	05/09/23	1,150,000	95,966	—	95,966
2.281%	U.S. CPI Urban Consumers	Z/Z	LCH	05/10/23	1,760,000	142,088	—	142,088
4.480%	GBP Retail Price	Z/Z	LCH	09/15/23	GBP 700,000	110,776	—	110,776
6.440%	GBP Retail Price	Z/Z	LCH	05/15/24	600,000	34,756	—	34,756
6.600%	GBP Retail Price	Z/Z	LCH	05/15/24	1,500,000	81,075	416	80,659
5.200%	GBP Retail Price	Z/Z	LCH	06/15/24	900,000	45,866	—	45,866
5.330%	GBP Retail Price	Z/Z	LCH	06/15/24	1,300,000	62,204	—	62,204
2.314%	U.S. CPI Urban Consumers	Z/Z	LCH	02/26/26	$ 2,100,000	203,358	—	203,358
2.419%	U.S. CPI Urban Consumers	Z/Z	LCH	03/05/26	2,800,000	257,001	—	257,001
2.768%	U.S. CPI Urban Consumers	Z/Z	LCH	05/13/26	1,700,000	121,649	—	121,649
2.813%	U.S. CPI Urban Consumers	Z/Z	LCH	05/14/26	1,000,000	69,249	—	69,249
2.703%	U.S. CPI Urban Consumers	Z/Z	LCH	05/25/26	1,210,000	89,263	191	89,072
4.735%	GBP Retail Price	Z/Z	LCH	12/15/26	GBP 1,500,000	146,412	(20,112)	166,524
4.615%	GBP Retail Price	Z/Z	LCH	02/15/27	1,300,000	117,819	—	117,819
4.626%	GBP Retail Price	Z/Z	LCH	02/15/27	1,600,000	143,931	1,027	142,904
2.965%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/27	EUR 800,000	28,796	—	28,796
3.000%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/27	1,300,000	44,387	659	43,728
3.130%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/27	300,000	8,174	—	8,174
1.798%	U.S. CPI Urban Consumers	Z/Z	LCH	08/25/27	$ 900,000	128,853	—	128,853
1.890%	U.S. CPI Urban Consumers	Z/Z	LCH	08/27/27	1,000,000	136,823	—	136,823
0.300%	1-Day JPY-TONAR	S/S	LCH	09/20/27	JPY 377,560,000	42,026	(3,447)	45,473
3.250%	3-Month NZD Bank Bills	S/Q	CME	03/21/28	NZD 3,500,000	146,768	6,133	140,635
2.573%	U.S. CPI Urban Consumers	Z/Z	LCH	08/26/28	$ 400,000	24,101	—	24,101
2.645%	U.S. CPI Urban Consumers	Z/Z	LCH	09/10/28	500,000	26,366	—	26,366
1.840%	3-Month USD-LIBOR	S/Q	LCH	11/21/28	5,500,000	452,318	—	452,318
2.311%	U.S. CPI Urban Consumers	Z/Z	LCH	02/24/31	5,100,000	533,714	(1,980)	535,694
2.600%	Eurostat Eurozone HICP	Z/Z	LCH	05/15/32	EUR 1,500,000	61,870	7,232	54,638
2.720%	Eurostat Eurozone HICP	Z/Z	LCH	06/15/32	1,400,000	18,875	(7,781)	26,656
2.470%	Eurostat Eurozone HICP	Z/Z	LCH	07/15/32	800,000	30,570	—	30,570
4.125%	GBP Retail Price	Z/Z	LCH	09/15/32	GBP 330,000	4,090	—	4,090
4.130%	GBP Retail Price	Z/Z	LCH	09/15/32	1,470,000	17,321	130	17,191
4.143%	GBP Retail Price	Z/Z	LCH	10/15/32	2,000,000	20,958	—	20,958
1.750%	6-Month EUR-LIBOR	A/S	LCH	03/15/33	EUR 2,400,000	319,844	249,919	69,925
0.500%	1-Day GBP-SONIA	A/A	LCH	03/16/42	GBP 3,400,000	1,765,730	1,694,871	70,859
0.190%	6-Month EUR-LIBOR	A/S	LCH	11/04/52	EUR 1,500,000	753,365	92,583	660,782
0.195%	6-Month EUR-LIBOR	A/S	LCH	11/04/52	1,550,000	776,810	967	775,843
0.197%	6-Month EUR-LIBOR	A/S	LCH	11/08/52	2,800,000	1,402,496	173,731	1,228,765
0.830%	6-Month EUR-LIBOR	A/S	LCH	12/09/52	3,500,000	108,787	8,159	100,628

						$9,632,273	$2,201,897	$7,430,376

Total Interest Rate Swaps						($2,617,182)	$1,764,768	($4,381,950)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Total Return Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Counter-party	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
U.S. Treasury Inflation Protected Securities 0.625% due 04/15/23	4.190%	Z	MSC	01/20/23	$30,000,000	($180,097)	$—	($180,097)
U.S. Treasury Inflation Protected Securities 0.375% due 07/15/23	4.190%	Z	MSC	01/20/23	5,000,000	(33,133)	—	(33,133)
U.S. Treasury Inflation Protected Securities 0.625% due 01/15/24	4.190%	Z	MSC	01/20/23	15,000,000	(82,332)	—	(82,332)
U.S. Treasury Inflation Protected Securities 0.500% due 04/15/24	4.190%	Z	MSC	01/20/23	5,000,000	(32,572)	—	(32,572)
U.S. Treasury Inflation Protected Securities 0.250% due 01/15/25	4.190%	Z	MSC	01/20/23	10,000,000	(65,198)	—	(65,198)
U.S. Treasury Inflation Protected Securities 0.125% due 04/15/25	4.190%	Z	MSC	01/20/23	15,000,000	(74,552)	—	(74,552)
U.S. Treasury Inflation Protected Securities 0.375% due 01/15/27	4.190%	Z	MSC	01/20/23	20,000,000	35,513	—	35,513
U.S. Treasury Inflation Protected Securities 0.375% due 07/15/27	4.190%	Z	MSC	01/20/23	30,000,000	95,485	—	95,485
U.S. Treasury Inflation Protected Securities 0.125% due 10/15/24	SOFR+7.000%	Z	MSC	01/20/23	10,000,000	(393,418)	—	(393,418)
U.S. Treasury Inflation Protected Securities 0.125% due 07/15/31	SOFR+7.000%	Z	MSC	01/20/23	20,000,000	(1,278,777)	—	(1,278,777)
U.S. Treasury Inflation Protected Securities 0.375% due 07/15/23	SOFR+12.000%	Z	MSC	02/06/23	10,000,000	(34,840)	—	(34,840)
U.S. Treasury Inflation Protected Securities 0.625% due 01/15/26	SOFR+12.000%	Z	MSC	02/06/23	10,000,000	(41,586)	—	(41,586)

						($2,085,507)	$—	($2,085,507)

Total Swap Agreements						($4,700,987)	$1,761,380	($6,462,367)

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$—	$130,998
Liabilities	—	(2,216,505)
Centrally Cleared Swap Agreements (1)
Assets	2,327,051	7,463,050
Liabilities	(565,671)	(11,839,910)

	$1,761,380	($6,462,367)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INFLATION MANAGED PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(i)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$20,125,295	$—	$20,125,295	$—
	Mortgage-Backed Securities	35,345,256	—	35,345,256	—
	Asset-Backed Securities	65,431,541	—	65,431,541	—
	U.S. Treasury Obligations	517,548,376	—	517,548,376	—
	Foreign Government Bonds & Notes	51,411,034	—	51,411,034	—
	Short-Term Investments	8,569,651	—	8,569,651	—
	Derivatives:
	Credit Contracts
	Swaps	5,090	—	5,090	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	70,571	—	70,571	—
	Interest Rate Contracts
	Futures	4,166,271	4,166,271	—	—
	Purchased Options	941,815	—	941,815	—
	Swaps	7,588,958	—	7,588,958	—

	Total Interest Rate Contracts	12,697,044	4,166,271	8,530,773	—

	Total Asset - Derivatives	12,772,705	4,166,271	8,606,434	—

	Total Assets	711,203,858	4,166,271	707,037,587	—

Liabilities	Due to Custodian	(823,187)	—	(823,187)	—
	Sale-buyback Financing Transactions	(355,011,984)	—	(355,011,984)	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(1,623,668)	—	(1,623,668)	—
	Interest Rate Contracts
	Futures	(807,342)	(807,342)	—	—
	Written Options	(1,539,213)	—	(1,539,213)	—
	Swaps	(14,056,415)	—	(14,056,415)	—

	Total Interest Rate Contracts	(16,402,970)	(807,342)	(15,595,628)	—

	Total Liabilities - Derivatives	(18,026,638)	(807,342)	(17,219,296)	—

	Total Liabilities	(373,861,809)	(807,342)	(373,054,467)	—

	Total	$337,342,049	$3,358,929	$333,983,120	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments

December 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 25.3%

Basic Materials - 0.4%

Anglo American Capital PLC (South Africa) 3.625% due 09/11/24 ~	$1,200,000	$1,161,865
CF Industries, Inc. 4.950% due 06/01/43	960,000	825,451
DuPont de Nemours, Inc. 5.319% due 11/15/38	685,000	661,219
Glencore Funding LLC (Australia) 2.500% due 09/01/30 ~	760,000	618,623
International Flavors & Fragrances, Inc. 3.468% due 12/01/50 ~	1,126,000	767,077
LYB International Finance III LLC 1.250% due 10/01/25	329,000	293,825
Nutrien Ltd. (Canada) 5.000% due 04/01/49	375,000	338,606
Steel Dynamics, Inc. 1.650% due 10/15/27	750,000	629,709
Vale Overseas Ltd. (Brazil) 3.750% due 07/08/30	780,000	684,206

		5,980,581

Communications - 1.6%

Amazon.com, Inc. 3.875% due 08/22/37	1,500,000	1,334,883
3.950% due 04/13/52	875,000	729,076
AT&T, Inc. 2.750% due 06/01/31	3,100,000	2,576,822
3.500% due 06/01/41	3,040,000	2,278,891
3.550% due 09/15/55	1,434,000	963,276
Charter Communications Operating LLC/Charter Communications Operating Capital 2.800% due 04/01/31	3,050,000	2,381,456
3.500% due 06/01/41	1,285,000	841,501
3.700% due 04/01/51	860,000	526,029
Comcast Corp. 2.650% due 02/01/30	2,500,000	2,168,486
2.800% due 01/15/51	736,000	467,735
3.250% due 11/01/39	1,970,000	1,542,528
Corning, Inc. 5.750% due 08/15/40	300,000	299,276
Cox Communications, Inc. 2.950% due 10/01/50 ~	555,000	335,128
Deutsche Telekom AG (Germany) 3.625% due 01/21/50 ~	1,000,000	719,833
Discovery Communications LLC 3.625% due 05/15/30	980,000	809,707
Paramount Global 4.000% due 01/15/26	575,000	551,995
Verizon Communications, Inc. 2.650% due 11/20/40	2,046,000	1,388,564
3.700% due 03/22/61	600,000	421,463
3.875% due 02/08/29	1,500,000	1,410,533
Walt Disney Co. 2.650% due 01/13/31	1,000,000	856,075

		22,603,257

Consumer, Cyclical - 2.5%

7-Eleven, Inc. 0.625% due 02/10/23 ~	1,490,000	1,482,426
0.950% due 02/10/26 ~	345,000	302,525
1.300% due 02/10/28 ~	1,777,000	1,475,756
2.500% due 02/10/41 ~	283,000	187,784
Alimentation Couche-Tard, Inc. (Canada) 3.439% due 05/13/41 ~	785,000	562,247
3.625% due 05/13/51 ~	875,000	589,332

	Principal Amount	Value
American Airlines Pass-Through Trust Class A 3.650% due 12/15/29	$1,165,590	$912,035
American Airlines Pass-Through Trust Class AA 3.200% due 12/15/29	1,496,560	1,301,171
American Airlines Pass-Through Trust Class B 3.950% due 01/11/32	2,261,000	1,800,179
Delta Air Lines Pass-Through Trust Class A 2.500% due 12/10/29	1,973,188	1,678,382
Delta Air Lines Pass-Through Trust Class B 4.250% due 01/30/25	507,830	497,970
General Motors Financial Co., Inc. 1.200% due 10/15/24	1,600,000	1,482,290
2.700% due 06/10/31	830,000	637,846
3.800% due 04/07/25	390,000	376,799
4.350% due 01/17/27	230,000	218,875
Hasbro, Inc. 3.900% due 11/19/29	682,000	607,570
Home Depot, Inc. 3.125% due 12/15/49	2,000,000	1,425,696
4.950% due 09/15/52	625,000	603,720
Hyundai Capital America 1.300% due 01/08/26 ~	1,825,000	1,598,014
1.800% due 01/10/28 ~	395,000	324,569
2.650% due 02/10/25 ~	600,000	564,747
JetBlue Pass-Through Trust Class B 7.750% due 05/15/30	1,131,592	1,096,957
Lear Corp. 2.600% due 01/15/32	265,000	200,019
Lennar Corp. 4.500% due 04/30/24	195,000	192,495
Lowe’s Cos., Inc. 4.500% due 04/15/30	2,000,000	1,921,594
MDC Holdings, Inc. 2.500% due 01/15/31	530,000	383,332
Nordstrom, Inc. 4.250% due 08/01/31	731,000	523,813
O’Reilly Automotive, Inc. 3.900% due 06/01/29	2,635,000	2,458,845
Starbucks Corp. 2.550% due 11/15/30	2,000,000	1,686,423
3.350% due 03/12/50	565,000	401,130
Stellantis Finance US, Inc. 1.711% due 01/29/27 ~	791,000	679,814
Tractor Supply Co. 1.750% due 11/01/30	1,000,000	770,440
United Airlines Pass-Through Trust Class A 3.100% due 04/07/30	470,842	381,364
3.700% due 09/01/31	1,225,807	1,024,587
United Airlines Pass-Through Trust Class B 3.650% due 04/07/27	1,249,294	1,103,038
3.650% due 07/07/27	1,868,333	1,693,030
Volkswagen Group of America Finance LLC (Germany) 1.250% due 11/24/25 ~	1,500,000	1,338,725

		34,485,539

Consumer, Non-Cyclical - 3.2%

AbbVie, Inc. 3.200% due 11/21/29	3,175,000	2,869,411
4.050% due 11/21/39	2,120,000	1,823,469
4.250% due 11/21/49	910,000	759,873
Altria Group, Inc. 2.450% due 02/04/32	835,000	631,973
Amgen, Inc. 3.000% due 02/22/29	1,500,000	1,331,290
3.150% due 02/21/40	1,125,000	832,738

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
AstraZeneca PLC (United Kingdom) 6.450% due 09/15/37	$205,000	$232,035
Baptist Healthcare System Obligated Group 3.540% due 08/15/50	540,000	390,104
BAT Capital Corp. (United Kingdom) 2.259% due 03/25/28	3,125,000	2,598,690
Biogen, Inc. 2.250% due 05/01/30	339,000	276,936
Bon Secours Mercy Health, Inc. 3.205% due 06/01/50	700,000	469,742
Boston Scientific Corp. 4.550% due 03/01/39	167,000	150,580
Bristol-Myers Squibb Co. 2.350% due 11/13/40	165,000	114,086
4.125% due 06/15/39	1,000,000	894,053
Bunge Ltd. Finance Corp. 2.750% due 05/14/31	1,305,000	1,074,277
CommonSpirit Health 2.782% due 10/01/30	1,065,000	880,913
3.910% due 10/01/50	650,000	484,063
Conagra Brands, Inc. 1.375% due 11/01/27	1,085,000	905,584
Constellation Brands, Inc. 5.250% due 11/15/48	290,000	273,455
CVS Health Corp. 4.875% due 07/20/35	850,000	810,325
5.050% due 03/25/48	430,000	388,133
CVS Pass-Through Trust 4.163% due 08/11/36 ~	491,756	425,882
DH Europe Finance II SARL 3.250% due 11/15/39	285,000	228,361
Elevance Health, Inc. 2.250% due 05/15/30	1,135,000	941,511
Gilead Sciences, Inc. 1.650% due 10/01/30	1,125,000	894,729
2.600% due 10/01/40	675,000	473,535
Global Payments, Inc. 3.200% due 08/15/29	1,934,000	1,647,971
5.300% due 08/15/29	285,000	276,161
GSK Consumer Healthcare Capital US LLC 3.375% due 03/24/29	610,000	549,791
HCA, Inc. 5.250% due 06/15/26	2,430,000	2,403,787
5.500% due 06/15/47	700,000	624,982
Keurig Dr Pepper, Inc. 3.200% due 05/01/30	655,000	572,313
3.800% due 05/01/50	610,000	460,956
Kraft Heinz Foods Co. 4.375% due 06/01/46	360,000	294,189
4.625% due 10/01/39	640,000	564,046
Kroger Co. 1.700% due 01/15/31	2,000,000	1,546,604
MedStar Health, Inc. 3.626% due 08/15/49	520,000	376,380
Mondelez International, Inc. 1.875% due 10/15/32	750,000	571,072
MultiCare Health System 2.803% due 08/15/50	560,000	333,069
MyMichigan Health 3.409% due 06/01/50	1,000,000	691,922
Nationwide Children’s Hospital, Inc. 4.556% due 11/01/52	150,000	134,018
PeaceHealth Obligated Group 3.218% due 11/15/50	655,000	427,973
Piedmont Healthcare, Inc. 2.864% due 01/01/52	515,000	323,478
Quanta Services, Inc. 2.350% due 01/15/32	890,000	678,009
Regeneron Pharmaceuticals, Inc. 1.750% due 09/15/30	2,125,000	1,646,062

	Principal Amount	Value
Royalty Pharma PLC 2.150% due 09/02/31	$84,000	$63,726
S&P Global, Inc. 2.700% due 03/01/29 ~	853,000	752,569
Smithfield Foods, Inc. 3.000% due 10/15/30 ~	1,025,000	782,589
Takeda Pharmaceutical Co. Ltd. (Japan) 3.025% due 07/09/40	1,695,000	1,250,459
Thermo Fisher Scientific, Inc. 2.000% due 10/15/31	835,000	678,452
Triton Container International Ltd. (Bermuda) 2.050% due 04/15/26 ~	1,100,000	956,498
Tyson Foods, Inc. 3.550% due 06/02/27	850,000	798,042
UnitedHealth Group, Inc. 2.750% due 05/15/40	945,000	689,276
3.250% due 05/15/51	525,000	378,236
5.875% due 02/15/53	420,000	456,264
Universal Health Services, Inc. 2.650% due 10/15/30	50,000	39,909
University of Miami 4.063% due 04/01/52	240,000	196,824
Utah Acquisition Sub, Inc. 3.950% due 06/15/26	585,000	547,616
Viatris, Inc. 3.850% due 06/22/40	340,000	229,045
Zoetis, Inc. 5.600% due 11/16/32	1,115,000	1,159,425

		44,257,461

Energy - 1.7%

Aker BP ASA (Norway) 2.000% due 07/15/26 ~	307,000	271,553
BG Energy Capital PLC (United Kingdom) 5.125% due 10/15/41 ~	280,000	262,879
Boardwalk Pipelines LP 4.450% due 07/15/27	480,000	457,280
BP Capital Markets America, Inc. 2.772% due 11/10/50	565,000	363,238
3.633% due 04/06/30	1,685,000	1,550,431
Chevron USA, Inc. 3.250% due 10/15/29	875,000	804,395
Coterra Energy, Inc. 3.900% due 05/15/27	495,000	462,951
Diamondback Energy, Inc. 3.125% due 03/24/31	1,000,000	830,486
DT Midstream, Inc. 4.300% due 04/15/32 ~	790,000	695,228
Ecopetrol SA (Colombia) 5.875% due 09/18/23	440,000	438,124
Energy Transfer LP 4.150% due 09/15/29	605,000	547,863
3.900% due 07/15/26	2,470,000	2,336,845
6.100% due 02/15/42	455,000	419,239
Eni SpA (Italy) 4.000% due 09/12/23 ~	590,000	581,911
Enterprise Products Operating LLC 3.700% due 02/15/26	740,000	714,064
Exxon Mobil Corp. 4.114% due 03/01/46	1,060,000	907,062
Flex Intermediate Holdco LLC 3.363% due 06/30/31 ~	475,000	371,862
4.317% due 12/30/39 ~	335,000	241,826
Galaxy Pipeline Assets Bidco Ltd. (United Arab Emirates) 2.940% due 09/30/40 ~	531,592	429,291
Gray Oak Pipeline LLC 2.600% due 10/15/25 ~	1,685,000	1,529,714
HF Sinclair Corp. 2.625% due 10/01/23	540,000	528,938

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
5.875% due 04/01/26	$842,000	$843,734
Kinder Morgan, Inc. 5.050% due 02/15/46	310,000	264,308
MPLX LP 4.500% due 04/15/38	580,000	490,715
NGPL PipeCo LLC 3.250% due 07/15/31 ~	860,000	701,778
Phillips 66 Co. 3.550% due 10/01/26 ~	560,000	526,054
Pioneer Natural Resources Co. 1.900% due 08/15/30	760,000	596,878
Plains All American Pipeline LP/PAA Finance Corp. 5.150% due 06/01/42	1,000,000	814,540
Sabine Pass Liquefaction LLC 4.500% due 05/15/30	300,000	278,787
5.625% due 03/01/25	1,130,000	1,132,442
Saudi Arabian Oil Co. (Saudi Arabia) 1.625% due 11/24/25 ~	200,000	182,681
Shell International Finance BV (Netherlands) 2.375% due 11/07/29	1,135,000	983,446
3.125% due 11/07/49	570,000	403,278
Suncor Energy, Inc. (Canada) 5.950% due 12/01/34	690,000	688,545
Targa Resources Corp. 4.200% due 02/01/33	190,000	164,010
TotalEnergies Capital International SA (France) 2.986% due 06/29/41	1,130,000	846,414

		23,662,790

Financial - 10.4%

ABN AMRO Bank NV (Netherlands) 2.470% due 12/13/29 ~	400,000	324,173
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 2.450% due 10/29/26	470,000	411,597
3.300% due 01/30/32	550,000	431,314
4.500% due 09/15/23	1,000,000	993,712
6.500% due 07/15/25	300,000	304,267
AIB Group PLC (Ireland) 4.263% due 04/10/25 ~	600,000	579,179
Air Lease Corp. 2.875% due 01/15/26	610,000	565,076
3.375% due 07/01/25	2,555,000	2,418,935
Alexandria Real Estate Equities, Inc. REIT 3.375% due 08/15/31	1,130,000	989,156
American International Group, Inc. 4.375% due 06/30/50	770,000	655,354
American Tower Corp. REIT 1.500% due 01/31/28	2,255,000	1,869,507
1.875% due 10/15/30	2,510,000	1,942,618
2.950% due 01/15/51	229,000	142,733
3.100% due 06/15/50	351,000	222,311
Athene Global Funding 0.950% due 01/08/24 ~	772,000	734,841
1.450% due 01/08/26 ~	905,000	793,138
2.500% due 01/14/25 ~	1,418,000	1,329,143
2.500% due 03/24/28 ~	885,000	738,906
Australia & New Zealand Banking Group Ltd. (Australia) 4.400% due 05/19/26 ~	1,140,000	1,095,912
Aviation Capital Group LLC 5.500% due 12/15/24 ~	1,000,000	983,065
Avolon Holdings Funding Ltd. (Ireland) 2.125% due 02/21/26 ~	305,000	262,828
2.528% due 11/18/27 ~	5,605,000	4,488,306
4.250% due 04/15/26 ~	765,000	694,374
Banco Santander SA (Spain) 1.722% due 09/14/27	200,000	171,082

	Principal Amount	Value
1.849% due 03/25/26	$2,000,000	$1,767,528
2.749% due 12/03/30	400,000	307,232
5.147% due 08/18/25	1,200,000	1,187,917
Bank of America Corp. 1.197% due 10/24/26	1,385,000	1,232,691
2.572% due 10/20/32	845,000	663,901
2.676% due 06/19/41	1,900,000	1,284,972
3.705% due 04/24/28	6,445,000	5,973,871
4.376% due 04/27/28	740,000	708,822
Bank of Ireland Group PLC (Ireland) 2.029% due 09/30/27 ~	1,212,000	1,024,947
6.253% due 09/16/26 ~	903,000	896,370
Banque Federative du Credit Mutuel SA (France) 1.604% due 10/04/26 ~	1,365,000	1,189,140
Barclays PLC (United Kingdom) 1.007% due 12/10/24	1,341,000	1,276,988
2.894% due 11/24/32	358,000	273,500
5.304% due 08/09/26	750,000	745,138
Berkshire Hathaway Finance Corp. 3.850% due 03/15/52	1,285,000	1,031,042
BNP Paribas SA (France) 1.904% due 09/30/28 ~	550,000	458,820
2.159% due 09/15/29 ~	874,000	714,051
2.588% due 08/12/35 ~	660,000	484,465
BPCE SA (France) 1.652% due 10/06/26 ~	1,670,000	1,485,732
2.277% due 01/20/32 ~	1,000,000	749,800
Brixmor Operating Partnership LP REIT 2.250% due 04/01/28	400,000	330,819
2.500% due 08/16/31	260,000	199,477
4.125% due 05/15/29	600,000	537,658
Brookfield Finance, Inc. (Canada) 3.500% due 03/30/51	1,200,000	766,448
Brown & Brown, Inc. 2.375% due 03/15/31	1,125,000	858,497
Camden Property Trust REIT 3.150% due 07/01/29	1,100,000	982,692
Capital One Financial Corp. 3.800% due 01/31/28	1,930,000	1,807,333
Citigroup, Inc. 2.520% due 11/03/32	225,000	175,532
2.561% due 05/01/32	975,000	772,053
3.057% due 01/25/33	1,909,000	1,545,494
3.520% due 10/27/28	1,140,000	1,042,014
Commonwealth Bank of Australia (Australia) 3.305% due 03/11/41 ~	660,000	450,201
Corebridge Financial, Inc. 3.650% due 04/05/27 ~	985,000	919,690
3.850% due 04/05/29 ~	270,000	246,476
Credit Agricole SA (France) 1.247% due 01/26/27 ~	1,617,000	1,415,862
2.811% due 01/11/41 ~	250,000	155,233
4.375% due 03/17/25 ~	1,125,000	1,087,675
Credit Suisse AG (Switzerland) 3.700% due 02/21/25	500,000	461,429
Credit Suisse Group AG (Switzerland) 2.593% due 09/11/25 ~	339,000	299,894
3.091% due 05/14/32 ~	745,000	516,242
4.282% due 01/09/28 ~	1,135,000	942,448
Crown Castle, Inc. REIT 2.900% due 04/01/41	2,000,000	1,377,538
3.100% due 11/15/29	2,635,000	2,302,568
Deutsche Bank AG (Germany) 2.129% due 11/24/26	1,220,000	1,077,519
Digital Realty Trust LP REIT 3.700% due 08/15/27	1,015,000	943,506
DNB Bank ASA (Norway) 1.605% due 03/30/28 ~	805,000	682,134
Empower Finance 2020 LP 3.075% due 09/17/51 ~	625,000	391,852

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Equinix, Inc. REIT 2.900% due 11/18/26	$840,000	$768,908
F&G Global Funding 1.750% due 06/30/26 ~	460,000	410,134
Federal Realty Investment Trust REIT 1.250% due 02/15/26	785,000	692,237
Federation des Caisses Desjardins du Quebec (Canada) 4.400% due 08/23/25 ~	745,000	727,563
Goldman Sachs Group, Inc. 1.431% due 03/09/27	925,000	812,167
1.948% due 10/21/27	2,713,000	2,375,746
2.383% due 07/21/32	1,600,000	1,245,317
2.640% due 02/24/28	716,000	638,536
3.691% due 06/05/28	1,785,000	1,661,268
4.017% due 10/31/38	685,000	565,678
4.250% due 10/21/25	1,850,000	1,807,462
Healthcare Realty Holdings LP REIT 2.000% due 03/15/31	1,125,000	854,255
Healthpeak Properties, Inc. REIT 2.125% due 12/01/28	813,000	683,056
2.875% due 01/15/31	1,130,000	947,118
HSBC Holdings PLC (United Kingdom) 2.013% due 09/22/28	4,175,000	3,495,860
2.206% due 08/17/29	495,000	400,408
5.210% due 08/11/28	1,150,000	1,111,330
7.336% due 11/03/26	951,000	990,158
Huntington National Bank 5.650% due 01/10/30	1,293,000	1,305,936
ING Groep NV (Netherlands) 1.726% due 04/01/27	675,000	596,438
KeyCorp 4.789% due 06/01/33	115,000	108,919
Life Storage LP REIT 2.400% due 10/15/31	1,230,000	949,248
Lloyds Banking Group PLC (United Kingdom) 1.627% due 05/11/27	590,000	511,349
4.716% due 08/11/26	1,150,000	1,126,332
LSEGA Financing PLC (United Kingdom) 2.000% due 04/06/28 ~	1,160,000	990,481
Macquarie Group Ltd. (Australia) 1.340% due 01/12/27 ~	1,075,000	938,049
2.871% due 01/14/33 ~	600,000	461,773
6.207% due 11/22/24 ~	2,736,000	2,755,804
Mitsubishi UFJ Financial Group, Inc. (Japan) 1.538% due 07/20/27	500,000	434,079
3.741% due 03/07/29	2,065,000	1,907,258
Mizuho Financial Group, Inc. (Japan) 1.234% due 05/22/27	515,000	446,670
5.414% due 09/13/28	2,440,000	2,444,627
Morgan Stanley 1.794% due 02/13/32	700,000	527,692
2.475% due 01/21/28	1,600,000	1,423,919
3.217% due 04/22/42	805,000	598,869
4.457% due 04/22/39	855,000	753,931
Natwest Group PLC (United Kingdom) 4.445% due 05/08/30	515,000	467,387
4.892% due 05/18/29	1,400,000	1,327,190
NatWest Markets PLC (United Kingdom) 1.600% due 09/29/26 ~	1,000,000	869,579
New York Life Insurance Co. 3.750% due 05/15/50 ~	1,140,000	877,330
Nordea Bank Abp (Finland) 5.375% due 09/22/27 ~	580,000	583,680
Northwestern Mutual Global Funding 1.700% due 06/01/28 ~	490,000	414,949
Office Properties Income Trust REIT 2.400% due 02/01/27	910,000	665,877
3.450% due 10/15/31	210,000	140,666

	Principal Amount	Value
Park Aerospace Holdings Ltd. (Ireland) 4.500% due 03/15/23 ~	$5,945,000	$5,930,769
Physicians Realty LP REIT 2.625% due 11/01/31	315,000	246,648
Public Storage REIT 1.950% due 11/09/28	382,000	326,588
2.250% due 11/09/31	320,000	257,455
Realty Income Corp. REIT 1.800% due 03/15/33	705,000	507,568
Sabra Health Care LP REIT 3.200% due 12/01/31	515,000	384,371
Santander UK Group Holdings PLC (United Kingdom) 1.532% due 08/21/26	1,000,000	881,806
1.673% due 06/14/27	560,000	476,810
6.833% due 11/21/26	706,000	715,895
Scentre Group Trust 1/Scentre Group Trust 2 REIT (Australia) 3.625% due 01/28/26 ~	1,225,000	1,153,642
Societe Generale SA (France) 1.488% due 12/14/26 ~	1,900,000	1,653,342
1.792% due 06/09/27 ~	455,000	392,016
4.250% due 04/14/25 ~	1,935,000	1,857,765
Standard Chartered PLC (United Kingdom) 1.214% due 03/23/25 ~	2,520,000	2,379,261
1.456% due 01/14/27 ~	565,000	490,590
7.776% due 11/16/25 ~	420,000	432,869
Teachers Insurance & Annuity Association of America 3.300% due 05/15/50 ~	555,000	386,231
UBS Group AG (Switzerland) 1.494% due 08/10/27 ~	250,000	215,397
2.095% due 02/11/32 ~	1,320,000	996,796
4.488% due 05/12/26 ~	926,000	905,872
4.703% due 08/05/27 ~	835,000	808,112
UDR, Inc. REIT 1.900% due 03/15/33	185,000	132,210
2.100% due 08/01/32	1,130,000	833,358
UniCredit SpA (Italy) 1.982% due 06/03/27 ~	1,440,000	1,229,268
5.861% due 06/19/32 ~	315,000	276,967
Wells Fargo & Co. 2.393% due 06/02/28	2,600,000	2,298,652
4.611% due 04/25/53	780,000	664,535
Welltower, Inc. REIT 2.800% due 06/01/31	1,200,000	956,940
Westpac Banking Corp. (Australia) 3.133% due 11/18/41	541,000	358,758
5.405% due 08/10/33	780,000	730,698
WP Carey, Inc. REIT 2.250% due 04/01/33	325,000	241,637
2.400% due 02/01/31	1,130,000	903,018

		142,727,815

Industrial - 1.4%

BAE Systems PLC (United Kingdom) 3.400% due 04/15/30 ~	935,000	827,224
Boeing Co. 1.167% due 02/04/23	230,000	229,125
2.196% due 02/04/26	1,785,000	1,623,759
2.700% due 02/01/27	2,115,000	1,912,140
2.750% due 02/01/26	162,000	150,311
3.100% due 05/01/26	2,537,000	2,390,324
CRH America, Inc. 3.875% due 05/18/25 ~	450,000	434,491
CSX Corp. 3.800% due 11/01/46	1,470,000	1,160,925

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Graphic Packaging International LLC 1.512% due 04/15/26 ~	$594,000	$518,864
Kansas City Southern 4.700% due 05/01/48	1,500,000	1,299,667
L3Harris Technologies, Inc. 1.800% due 01/15/31	460,000	354,089
Martin Marietta Materials, Inc. 3.200% due 07/15/51	600,000	411,007
Masco Corp. 2.000% due 10/01/30	1,125,000	874,737
Norfolk Southern Corp. 3.050% due 05/15/50	770,000	519,224
Northrop Grumman Corp. 3.850% due 04/15/45	1,120,000	898,605
Otis Worldwide Corp. 3.112% due 02/15/40	750,000	549,785
Penske Truck Leasing Co. LP/PTL Finance Corp. 1.200% due 11/15/25 ~	1,365,000	1,202,419
Raytheon Technologies Corp. 2.250% due 07/01/30	975,000	813,614
3.750% due 11/01/46	1,530,000	1,187,970
Siemens Financieringsmaatschappij NV (Netherlands) 3.300% due 09/15/46 ~	860,000	644,700
Union Pacific Corp. 3.550% due 08/15/39	765,000	634,863

		18,637,843

Technology - 1.9%

Activision Blizzard, Inc. 1.350% due 09/15/30	591,000	463,197
Analog Devices, Inc. 2.800% due 10/01/41	259,000	190,632
Apple, Inc. 3.350% due 08/08/32	1,500,000	1,366,238
3.950% due 08/08/52	2,000,000	1,710,972
Broadcom, Inc. 1.950% due 02/15/28 ~	2,800,000	2,369,793
3.187% due 11/15/36 ~	148,000	106,770
CGI, Inc. (Canada) 1.450% due 09/14/26	515,000	456,120
2.300% due 09/14/31	925,000	704,972
Dell International LLC/EMC Corp. 6.200% due 07/15/30	695,000	708,269
Intel Corp. 4.900% due 08/05/52	780,000	694,269
KLA Corp. 3.300% due 03/01/50	2,255,000	1,643,873
Leidos, Inc. 2.300% due 02/15/31	1,185,000	910,477
Microchip Technology, Inc. 0.983% due 09/01/24	186,000	172,344
2.670% due 09/01/23	218,000	213,993
NXP BV/NXP Funding LLC/NXP USA, Inc. (China) 2.500% due 05/11/31	1,870,000	1,494,095
3.250% due 05/11/41	895,000	627,762
Oracle Corp. 3.800% due 11/15/37	575,000	457,315
3.950% due 03/25/51	645,000	462,349
QUALCOMM, Inc. 4.500% due 05/20/52	300,000	264,413
Roper Technologies, Inc. 1.750% due 02/15/31	1,125,000	869,318
Take-Two Interactive Software, Inc. 3.700% due 04/14/27	886,000	835,100
TSMC Global Ltd. (Taiwan) 1.375% due 09/28/30 ~	1,385,000	1,064,084
4.625% due 07/22/32 ~	291,000	286,913

	Principal Amount	Value
VMware, Inc. 1.400% due 08/15/26	$1,028,000	$897,463
4.700% due 05/15/30	2,415,000	2,252,185
Workday, Inc. 3.500% due 04/01/27	1,586,000	1,484,624
Xilinx, Inc. 2.375% due 06/01/30	3,552,000	2,994,973

		25,702,513

Utilities - 2.2%

Alexander Funding Trust 1.841% due 11/15/23 ~	800,000	766,629
APA Infrastructure Ltd. (Australia) 4.200% due 03/23/25 ~	450,000	434,893
Atmos Energy Corp. 1.500% due 01/15/31	705,000	550,821
CenterPoint Energy Resources Corp. 1.750% due 10/01/30	560,000	442,832
Commonwealth Edison Co. 3.650% due 06/15/46	1,300,000	993,310
Constellation Energy Generation LLC 3.250% due 06/01/25	2,330,000	2,231,346
Consumers Energy Co. 3.250% due 08/15/46	265,000	192,019
Dominion Energy, Inc. 3.300% due 04/15/41	1,000,000	744,093
DTE Electric Co. 3.250% due 04/01/51	500,000	360,328
Duke Energy Corp. 3.750% due 09/01/46	1,500,000	1,119,521
4.500% due 08/15/32	750,000	704,770
Duke Energy Indiana LLC 3.250% due 10/01/49	395,000	275,984
Duquesne Light Holdings, Inc. 2.775% due 01/07/32 ~	800,000	627,897
Edison International 5.750% due 06/15/27	255,000	256,190
Emera US Finance LP (Canada) 4.750% due 06/15/46	550,000	426,602
Entergy Arkansas LLC 2.650% due 06/15/51	995,000	604,269
Entergy Louisiana LLC 2.900% due 03/15/51	260,000	167,527
4.000% due 03/15/33	430,000	389,388
Evergy, Inc. 2.900% due 09/15/29	1,160,000	1,004,186
Fells Point Funding Trust 3.046% due 01/31/27 ~	1,370,000	1,248,778
FirstEnergy Transmission LLC 4.550% due 04/01/49 ~	525,000	427,281
Fortis, Inc. (Canada) 3.055% due 10/04/26	750,000	696,702
ITC Holdings Corp. 2.950% due 05/14/30 ~	360,000	304,491
4.950% due 09/22/27 ~	992,000	979,983
Jersey Central Power & Light Co. 4.300% due 01/15/26 ~	1,130,000	1,092,692
NRG Energy, Inc. 2.000% due 12/02/25 ~	430,000	383,980
2.450% due 12/02/27 ~	1,020,000	846,708
Pacific Gas and Electric Co. 1.700% due 11/15/23	420,000	406,627
2.950% due 03/01/26	300,000	275,289
3.250% due 02/16/24	1,190,000	1,162,025
3.450% due 07/01/25	475,000	450,101
3.750% due 08/15/42	191,000	128,803
4.300% due 03/15/45	325,000	231,628
PacifiCorp 4.150% due 02/15/50	450,000	371,494

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
PG&E Recovery Funding LLC 5.536% due 07/15/49	$975,000	$992,708
PG&E Wildfire Recovery Funding LLC 4.263% due 06/01/38	325,000	302,179
5.099% due 06/01/54	415,000	392,529
5.212% due 12/01/49	225,000	218,438
Puget Energy, Inc. 2.379% due 06/15/28	330,000	281,372
San Diego Gas & Electric Co. 2.950% due 08/15/51	1,100,000	748,320
Southern California Edison Co. 1.200% due 02/01/26	540,000	479,458
4.125% due 03/01/48	1,290,000	1,035,551
Southern California Gas Co. 6.350% due 11/15/52	600,000	660,166
Southern Co. Gas Capital Corp. 4.400% due 06/01/43	1,000,000	821,654
Southern Power Co. 5.150% due 09/15/41	895,000	812,708
Union Electric Co. 3.900% due 04/01/52	520,000	421,721
Vistra Operations Co. LLC 4.875% due 05/13/24 ~	1,063,000	1,042,909
WEC Energy Group, Inc. 1.375% due 10/15/27	615,000	522,668

		30,031,568

Total Corporate Bonds & Notes (Cost $406,272,707)		348,089,367

MORTGAGE-BACKED SECURITIES - 31.2%

Collateralized Mortgage Obligations - Commercial - 3.9%

ACRE Commercial Mortgage Ltd. CLO (Cayman) 5.169% (USD LIBOR + 0.830%) due 12/18/37 § ~	1,331,756	1,311,769
5.739% (USD LIBOR + 1.400%) due 12/18/37 § ~	1,198,000	1,156,522
BAMLL RE-Remic Trust 2.019% due 11/26/47 § ~	1,955,000	1,760,035
BPR Trust 5.568% (USD LIBOR + 1.250%) due 02/15/29 § ~	1,790,000	1,742,680
Commercial Mortgage Trust 2.321% due 01/10/38 § ~	1,600,000	1,341,215
Fannie Mae 1.707% due 11/25/31 §	3,500,000	2,758,301
2.593% due 06/25/32 §	4,798,000	4,058,251
Freddie Mac 5.728% (SOFR + 1.800%) due 07/25/41 § ~	3,712,408	3,386,055
Freddie Mac (IO) 1.195% due 11/25/30 §	18,945,000	1,413,759
1.211% due 10/25/30 §	15,300,000	1,154,832
1.364% due 12/25/29 §	8,830,000	577,725
Freddie Mac Multifamily Structured Pass-Through Certificates 1.981% due 12/25/31 §	3,800,000	3,085,541
2.400% due 03/25/32	4,200,000	3,543,181
2.920% due 06/25/32	2,100,000	1,848,161
3.710% due 09/25/32 §	3,180,000	2,984,189
3.800% due 10/25/32	3,650,000	3,450,048
Freddie Mac Multifamily WI Certificates 3.820% due 01/25/33	2,900,000	2,730,180
FREMF Mortgage Trust 3.576% due 01/25/26 § ~	2,100,000	1,919,053
3.880% due 01/25/50 § ~	2,385,000	2,231,226
4.053% due 04/25/48 § ~	2,000,000	1,867,080
4.156% due 08/25/47 § ~	2,000,000	1,927,226

	Principal Amount	Value
FRR RE REMIC Trust 0.422% due 10/27/46 § ~	$ 2,400,000	$2,297,352
MHC Commercial Mortgage Trust 6.419% (USD LIBOR + 2.101%) due 04/15/38 § ~	750,000	712,059
PFP Ltd. (Cayman) 5.726% (USD LIBOR + 1.400%) due 04/14/38 § ~	1,570,922	1,473,832
SLG Office Trust 2.585% due 07/15/41 ~	2,470,000	1,976,554
Wells Fargo Commercial Mortgage Trust 5.468% (USD LIBOR + 1.150%) due 02/15/40 § ~	1,099,916	1,030,827

		53,737,653

Collateralized Mortgage Obligations - Residential - 5.5%

Ajax Mortgage Loan Trust 2.239% due 06/25/66 ~	1,353,893	1,255,418
Anchor Mortgage Trust 2.600% due 10/25/26 ~	2,953,082	2,743,656
ANTLR Mortgage Trust 2.115% due 11/25/24 ~	1,864,000	1,781,538
Cascade MH Asset Trust 2.708% due 02/25/46 ~	1,420,000	1,066,064
4.250% due 08/25/54 ~	3,439,610	3,020,968
CFMT LLC 0.946% due 12/26/30 § ~	804,502	782,216
1.374% due 02/25/31 § ~	3,815,000	3,588,138
Credit Suisse Mortgage Trust 3.023% due 08/25/60 § ~	1,620,647	1,555,045
CSMC Trust 1.668% due 09/27/60 § ~	2,667,750	2,528,980
Fannie Mae REMICS 3.500% due 11/25/57	4,149,540	3,923,469
Freddie Mac REMICS 1.500% due 01/25/51	2,929,731	2,334,942
2.000% due 12/25/51	2,453,589	2,117,745
3.500% due 01/15/48	4,736,104	4,098,166
Freedom Acquisition I Corp. 8.700% (SOFR + 4.400%) due 03/25/23 §	1,680,000	1,658,832
Freedom Two 7.300% (SOFR + 3.000%) due 03/25/23 §	4,200,000	4,231,500
Government National Mortgage Association 2.669% (USD LIBOR + 1.280%) due 02/20/71 §	3,247,554	3,236,784
5.122% (USD LIBOR + 1.280%) due 01/20/71 §	4,745,904	4,698,939
Government National Mortgage Association (IO) 1.241% due 03/20/71 §	39,708,905	1,515,884
LHOME Mortgage Trust 2.090% due 02/25/26 § ~	1,000,000	950,933
PRPM LLC 2.115% due 01/25/26 § ~	1,436,333	1,349,650
2.115% due 03/25/26 § ~	981,147	908,011
Seasoned Credit Risk Transfer Trust 2.000% due 05/25/60	5,484,389	4,541,746
3.000% due 05/25/60	11,026,162	10,082,023
3.250% due 11/25/61	1,696,882	1,499,250
3.500% due 11/25/57	2,455,664	2,221,741
Towd Point Mortgage Trust 2.918% due 11/30/60 § ~	3,375,939	2,728,575
4.000% due 11/25/47 ~	735,451	713,572
Trillion Capital III 8.600% (SOFR + 4.300%) due 11/15/24 ±	4,453,184	4,453,184

		75,586,969

Fannie Mae - 14.0%

0.970% due 07/01/27	5,665,112	4,867,790
1.090% due 04/01/28	2,889,000	2,446,817
1.275% due 04/01/30	3,645,158	2,947,326

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value

1.370% due 03/01/30	$3,613,339	$2,962,894
1.410% due 12/01/30	10,170,000	8,074,101
1.440% due 01/01/31	1,400,000	1,112,058
1.460% due 12/01/30	5,000,000	3,986,396
1.560% due 01/01/31	2,700,000	2,166,689
1.754% due 03/01/32 §	3,299,234	2,660,125
1.815% due 01/01/31	1,023,973	850,204
1.870% due 05/01/31	6,400,000	5,250,088
1.960% due 09/01/33	3,750,000	2,931,829
2.010% due 01/01/32	2,200,000	1,805,715
2.140% due 12/01/33	2,550,000	2,084,763
2.160% due 12/01/33	3,100,000	2,539,223
2.290% due 01/01/37	4,045,936	3,193,632
2.320% due 02/01/35	1,912,000	1,521,382
2.500% due 05/01/50 - 07/01/61	17,714,518	15,000,181
2.510% due 10/01/30	2,730,000	2,379,853
2.550% due 10/01/30	905,000	796,334
3.000% due 05/01/47 - 01/01/52	18,128,339	16,070,947
3.040% due 07/01/32	1,752,495	1,577,911
3.080% due 05/01/32	1,875,000	1,680,223
3.140% due 07/01/32	1,710,000	1,527,313
3.190% due 07/01/33	1,037,101	934,193
3.260% due 02/01/31	800,000	729,713
3.500% due 01/01/50 - 03/01/60	8,099,712	7,476,242
3.510% due 09/01/32	5,000,000	4,632,811
3.540% due 10/01/32	2,708,108	2,525,825
3.610% due 01/01/37	2,572,528	2,398,397
3.650% due 10/01/32	4,566,000	4,280,213
3.670% due 09/01/32	546,000	509,310
3.700% due 10/01/32	3,958,878	3,729,075
3.730% due 10/01/32	4,916,406	4,640,110
3.750% due 09/01/32	2,610,000	2,472,111
3.790% due 12/01/30	2,610,000	2,483,563
3.800% due 09/01/32	2,210,061	2,098,613
3.805% due 11/01/32	1,470,000	1,396,042
3.810% due 10/01/32	3,930,000	3,734,257
3.830% due 09/01/32	2,500,000	2,379,882
3.870% due 03/01/30	4,592,000	4,431,762
3.895% due 09/01/31	3,600,000	3,529,688
3.910% due 08/01/32	1,300,000	1,240,986
4.000% due 10/01/43 - 04/01/52	4,499,774	4,260,361
4.090% due 09/01/31 - 02/01/34	4,484,000	4,281,406
4.510% due 10/01/32	4,160,000	4,165,192
4.550% due 10/01/32	1,030,000	1,033,149
4.600% due 10/01/32	4,000,000	4,036,165
4.900% due 12/01/32	3,045,000	3,140,567
5.000% due 12/01/49 - 12/01/61	15,160,755	15,136,087
5.500% due 09/01/52 - 05/01/58	7,823,531	8,000,317
6.000% due 12/01/61	2,884,119	3,043,245

		193,153,076

Freddie Mac - 1.1%

2.500% due 07/01/50	5,877,979	5,016,166
3.000% due 10/01/51 - 02/01/52	4,898,210	4,350,310
3.500% due 04/01/37	1,286,491	1,231,055
3.700% due 06/01/34	5,000,000	4,638,617

		15,236,148

Government National Mortgage Association - 6.7%

2.500% due 10/20/45 - 10/20/50	3,173,679	2,749,248
2.816% due 07/20/71 §	2,533,809	2,234,116
2.936% due 10/20/70 §	1,927,614	1,724,099
3.000% due 08/20/50 - 03/20/52	5,062,832	4,497,523
3.072% due 09/20/70 §	5,675,799	5,116,693
3.091% due 12/20/71 §	2,983,008	2,661,307
3.500% due 10/20/50 - 03/20/52	18,476,001	17,029,024
4.000% due 12/20/51 - 08/20/52	12,056,087	11,447,382
4.500% due 07/20/52 - 09/20/52	10,055,516	9,830,016
5.000% due 07/20/52 - 09/15/52	14,788,959	14,816,013
5.500% due 09/20/52	2,006,820	2,020,952

	Principal Amount	Value
6.261% (UST + 1.707%) due 03/20/72 §	$1,988,238	$2,072,133
6.283% (UST + 1.734%) due 10/20/71 §	2,502,541	2,602,555
6.286% (UST + 1.736%) due 02/20/72 §	1,969,142	2,052,295
6.359% (UST + 1.830%) due 07/20/72 §	3,511,687	3,697,274
6.393% (UST + 1.835%) due 08/20/71 §	2,332,347	2,436,711
6.477% (UST + 1.925%) due 08/20/72 §	4,442,066	4,673,577

		91,660,918

Total Mortgage-Backed Securities (Cost $468,951,284)		429,374,764

ASSET-BACKED SECURITIES - 12.0%

American Credit Acceptance Receivables Trust 5.830% due 10/13/28 ~	1,617,000	1,554,410
American Homes 4 Rent Trust 5.885% due 04/17/52 ~	2,135,000	2,062,076
AmeriCredit Automobile Receivables Trust 1.210% due 12/18/26	3,060,000	2,740,115
AMSR Trust 1.355% due 11/17/37 ~	4,000,000	3,582,066
2.006% due 11/17/37 ~	2,120,000	1,872,950
2.327% due 10/17/38 ~	1,342,000	1,125,694
2.751% due 06/17/38 § ~	3,650,000	2,838,817
4.000% due 10/17/39 ~	3,000,000	2,433,555
Aqua Finance Trust 3.970% due 07/17/46 ~	1,225,000	1,062,548
Business Jet Securities LLC 2.918% due 04/15/36 ~	4,664,339	3,961,964
2.981% due 11/15/35 ~	1,496,713	1,365,013
Cars Net Lease Mortgage Notes 3.100% due 12/15/50 ~	425,700	372,069
Carvana Auto Receivables Trust 3.430% due 01/15/26 ~	2,500,000	2,441,874
CFIN Issuer LLC 3.250% due 02/16/26 ~	2,000,000	1,917,272
Consumer Receivables Asset Investment Trust 8.208% (USD LIBOR + 3.000%) due 03/24/23 § ~	739,030	742,260
Continental Finance Credit Card ABS Master Trust 2.240% due 12/15/28 ~	2,170,000	2,041,826
6.190% due 10/15/30 ~	2,870,000	2,750,742
Credit Acceptance Auto Loan Trust 1.640% due 06/17/30 ~	3,815,000	3,446,986
2.730% due 11/15/29 ~	2,500,000	2,425,987
Credito Real USA Auto Receivables Trust 1.350% due 02/16/27 ~	340,876	333,222
Crossroads Asset Trust 1.120% due 06/20/25 ~	679,000	662,306
DataBank Issuer 2.060% due 02/27/51 ~	1,300,000	1,128,405
Diversified Abs Phase VI LLC 7.500% due 11/28/39 ±	2,072,647	2,018,161
Drive Auto Receivables Trust 3.180% due 10/15/26	2,902,857	2,868,767
DT Auto Owner Trust 1.100% due 02/16/27 ~	1,155,000	1,097,626
2.960% due 04/15/25 ~	1,930,148	1,905,250
Exeter Automobile Receivables Trust 5.980% due 12/15/28	3,400,000	3,226,961
FHF Trust 1.270% due 03/15/27 ~	194,515	186,459

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
FirstKey Homes Trust 2.389% due 08/17/38 ~	$5,500,000	$4,599,213
5.197% due 05/17/39 ~	915,000	843,668
Flagship Credit Auto Trust 0.530% due 04/15/25 ~	7,171	7,160
2.180% due 02/16/27 ~	1,762,000	1,651,528
6.000% due 07/17/28 ~	3,148,000	3,002,366
FMC GMSR Issuer Trust 3.620% due 07/25/26 § ~	4,600,000	3,748,432
3.690% due 02/25/24	3,630,000	3,483,508
3.850% due 10/25/26 § ~	2,100,000	1,690,046
4.450% due 01/25/26 § ~	2,700,000	2,365,535
6.190% due 04/25/27 ~	3,000,000	2,674,601
7.900% due 07/25/27 ~	3,000,000	2,831,736
GLS Auto Receivables Issuer Trust 1.140% due 11/17/25 ~	734,516	722,191
1.640% due 10/15/26 ~	425,000	405,113
5.340% due 06/15/28 ~	1,889,000	1,838,739
6.420% due 06/15/28 ~	2,000,000	1,901,422
Hilton Grand Vacations Trust 4.300% due 01/25/37 ~	2,066,708	1,985,751
Jonah Energy Abs I LLC 7.200% due 12/10/37 ~	1,597,400	1,587,267
Jonah Energy LLC 7.800% due 07/10/28	1,880,000	1,847,664
LendingPoint Asset Securitization Trust 2.731% due 10/15/28 ~	765,050	754,650
LFT CRE Ltd. 6.268% (USD LIBOR + 1.950%) due 06/15/39 § ~	2,590,000	2,480,676
LL ABS Trust 3.790% due 01/17/28 ~	140,458	140,289
LP LMS Asset Securitization Trust 1.750% due 01/15/29 ~	1,266,944	1,228,040
3.228% due 10/15/28	523,095	520,537
Mariner Finance Issuance Trust 2.960% due 07/20/32 ~	1,357,383	1,339,324
Mercury Financial Credit Card Master Trust 1.540% due 03/20/26 ~	1,125,000	1,073,675
MVW LLC 1.140% due 01/22/41 ~	829,224	757,977
New Residential Mortgage Loan Trust 4.000% due 09/04/39 ~	2,537,000	2,062,195
NRZ Excess Spread-Collateralized Notes 2.981% due 03/25/26 ~	1,352,215	1,201,953
3.104% due 07/25/26 ~	3,237,644	2,830,761
3.228% due 05/25/26 ~	1,572,117	1,394,590
3.844% due 12/25/25 ~	1,115,244	1,017,748
Octane Receivables Trust 2.890% due 03/20/26 ~	2,600,000	2,453,095
6.290% due 07/20/28 ~	2,613,000	2,563,823
OneMain Financial Issuance Trust 3.450% due 09/14/35 ~	675,000	561,427
Pagaya AI Debt Selection Trust 1.180% due 11/15/27 ~	783,556	771,904
Pagaya AI Technology in Housing Trust 4.250% due 08/25/25 ~	3,000,000	2,812,283
PNMAC GMSR Issuer Trust 8.178% (SOFR + 4.250%) due 05/25/27 § ~	1,730,000	1,639,537
PRET LLC 2.487% due 10/25/51 § ~	3,459,094	3,042,674
Pretium Mortgage Credit Partners I LLC 2.240% due 09/27/60 ~	1,929,457	1,766,719
Progress Residential Trust 2.106% due 04/17/38 ~	3,250,000	2,743,268
2.409% due 05/17/38 ~	1,570,000	1,314,778
2.425% due 07/17/38 ~	2,530,000	2,103,781
2.538% due 05/17/26 ~	1,650,000	1,399,830
2.547% due 04/19/38 ~	2,550,000	2,163,371

	Principal Amount	Value
2.811% due 11/17/40 ~	$1,000,000	$780,067
5.200% due 04/17/39 ~	1,685,000	1,491,148
Regional Management Issuance Trust 1.680% due 03/17/31 ~	1,217,000	1,097,207
2.420% due 03/17/31 ~	895,000	771,356
3.800% due 10/15/30 ~	2,000,000	1,792,039
Santander Consumer Auto Receivables Trust 1.570% due 01/15/27 ~	1,400,000	1,265,759
Santander Drive Auto Receivables Trust 4.140% due 02/16/27	2,422,000	2,372,919
4.430% due 03/15/27	1,539,000	1,497,503
SCF Equipment Leasing LLC 1.540% due 10/21/30 ~	2,055,000	1,810,646
Sierra Timeshare Receivables Funding LLC 1.340% due 11/20/37 ~	641,240	587,006
Tricolor Auto Securitization Trust 1.920% due 05/15/26 ~	815,000	793,708
United Auto Credit Securitization Trust 1.140% due 06/10/26 ~	850,000	821,514
Upstart Securitization Trust 5.980% due 08/20/32 ~	3,564,239	3,497,273
0.870% due 03/20/31 ~	80,724	80,477
VCAT LLC 2.289% due 12/26/50 ~	1,602,908	1,520,382
VOLT XCII LLC 1.893% due 02/27/51 ~	696,435	604,646
VOLT XCIII LLC 1.893% due 02/27/51 ~	2,422,231	2,191,122
VOLT XCIV LLC 2.240% due 02/27/51 ~	1,685,304	1,531,852
VOLT XCIX LLC 2.116% due 04/25/51 ~	1,157,980	1,029,388
VOLT XCVI LLC 2.116% due 03/27/51 ~	1,364,833	1,243,996
VOLT XCVII LLC 2.240% due 04/25/51 ~	1,391,521	1,231,193
Westlake Automobile Receivables Trust 5.480% due 09/15/27 ~	3,300,000	3,153,362

Total Asset-Backed Securities (Cost $178,587,422)		164,654,789

U.S. TREASURY OBLIGATIONS - 30.3%

U.S. Treasury Bonds - 9.0%

1.125% due 08/15/40	6,945,000	4,316,752
1.250% due 05/15/50	127,000	68,394
1.375% due 08/15/50	11,770,000	6,544,534
1.625% due 11/15/50	6,885,000	4,099,130
1.875% due 02/15/41	14,025,000	9,920,496
1.875% due 02/15/51	7,498,800	4,768,622
1.875% due 11/15/51	8,070,000	5,114,047
2.000% due 11/15/41	5,200,000	3,715,461
2.000% due 08/15/51	6,815,000	4,464,624
2.250% due 05/15/41	13,162,000	9,901,834
2.250% due 08/15/46	950,000	673,201
2.375% due 02/15/42	4,790,000	3,659,579
2.375% due 05/15/51	260,000	186,626
2.875% due 08/15/45	4,210,000	3,393,655
2.875% due 05/15/52	25,300,000	20,279,531
3.125% due 02/15/43	368,000	314,295
3.250% due 05/15/42	43,715,000	38,346,251
3.875% due 08/15/40	2,000,000	1,952,617
4.250% due 05/15/39	2,000,000	2,061,523

		123,781,172

U.S. Treasury Notes - 21.3%

0.250% due 09/30/25	53,590,000	48,126,332
0.375% due 01/31/26	115,000	102,337
0.500% due 02/28/26	16,440,000	14,651,508

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERMEDIATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value

0.875% due 06/30/26	$600,000	$536,648
1.250% due 03/31/28	5,485,000	4,768,522
1.500% due 02/15/30	1,075,000	916,354
1.625% due 05/15/31	565,000	475,328
1.875% due 02/28/27	20,000,000	18,320,312
1.875% due 02/28/29	7,300,000	6,465,918
1.875% due 02/15/32	6,000,000	5,091,797
2.500% due 02/28/26	270,000	256,511
2.625% due 07/31/29	28,130,000	25,908,719
2.750% due 07/31/27	71,080,000	67,259,450
2.875% due 04/30/29	15,475,000	14,495,420
2.875% due 05/15/32	25,175,000	23,208,203
3.000% due 07/15/25	26,680,000	25,846,250
3.125% due 08/31/27	1,925,000	1,851,685
3.125% due 08/31/29	1,900,000	1,803,998
3.250% due 08/31/24	26,150,000	25,607,592
3.250% due 06/30/29	7,400,000	7,083,187

		292,776,071

Total U.S. Treasury Obligations (Cost $476,221,372)		416,557,243

FOREIGN GOVERNMENT BONDS & NOTES - 0.3%

Chile Government (Chile) 2.550% due 01/27/32	272,000	223,224
Mexico Government (Mexico) 2.659% due 05/24/31	596,000	482,181
3.500% due 02/12/34	868,000	696,803
3.750% due 01/11/28	730,000	690,554
4.400% due 02/12/52	475,000	350,986
4.600% due 01/23/46	480,000	376,380
4.875% due 05/19/33	1,000,000	919,942
Panama Government (Panama) 3.160% due 01/23/30	480,000	414,472
4.500% due 04/16/50	415,000	314,605
Saudi Government (Saudi Arabia) 2.250% due 02/02/33 ~	338,000	275,215

Total Foreign Government Bonds & Notes (Cost $5,852,760)		4,744,362

MUNICIPAL BONDS - 0.2%

California State Build America Bonds 7.350% due 11/01/39	1,000,000	1,222,952
Oklahoma Development Finance Authority 4.714% due 05/01/52	445,000	408,214

	Principal Amount	Value
University of California 3.706% due 05/15/20	$675,000	$425,612

Total Municipal Bonds (Cost $2,704,794)		2,056,778

SHORT-TERM INVESTMENTS - 0.4%

Mortgage-Backed Security - 0.1%

MRA Issuance Trust 7.050% (SOFR+ 2.750%) due 02/16/23 §	1,660,959	1,492,656

		1,492,656

Repurchase Agreement - 0.3%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $3,775,260; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $3,849,110)	3,773,604	3,773,604

Total Short-Term Investments (Cost $5,434,563)		5,266,260

TOTAL INVESTMENTS - 99.7% (Cost $1,544,024,902)		1,370,743,563

OTHER ASSETS & LIABILITIES, NET - 0.3%		4,045,448

NET ASSETS - 100.0%		$1,374,789,011

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	31.2%
U.S. Treasury Obligations	30.3%
Corporate Bonds & Notes	25.3%
Asset-Backed Securities	12.0%
Others (each less than 3.0%)	0.9%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of

December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$348,089,367	$—	$348,089,367	$—
	Mortgage-Backed Securities	429,374,764	—	424,921,580	4,453,184
	Asset-Backed Securities	164,654,789	—	162,636,628	2,018,161
	U.S. Treasury Obligations	416,557,243	—	416,557,243	—
	Foreign Government Bonds & Notes	4,744,362	—	4,744,362	—
	Municipal Bonds	2,056,778	—	2,056,778	—
	Short-Term Investments	5,266,260	—	5,266,260	—

	Total	$1,370,743,563	$—	$1,364,272,218	$6,471,345

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 0.0%

Financial - 0.0%

CBL & Associates Properties, Inc. REIT	9,021	$208,205

Total Common Stocks (Cost $125,422)		208,205

	Principal Amount
CORPORATE BONDS & NOTES - 32.7%

Basic Materials - 0.2%

Syngenta Finance NV (Switzerland) 4.441% due 04/24/23 ~	$4,400,000	4,380,843

Communications - 0.8%

Charter Communications Operating LLC/Charter Communications Operating Capital 3.850% due 04/01/61	7,500,000	4,364,115
Level 3 Financing, Inc. 3.400% due 03/01/27 ~	2,000,000	1,693,471
Lumen Technologies, Inc. 4.000% due 02/15/27 ~	2,600,000	2,209,175
SES SA (Luxembourg) 3.600% due 04/04/23 ~	800,000	794,775
Sprint LLC 7.875% due 09/15/23	1,200,000	1,219,423
T-Mobile USA, Inc.
2.550% due 02/15/31	3,800,000	3,113,507
3.375% due 04/15/29	7,200,000	6,355,400

		19,749,866

Consumer, Cyclical - 3.4%

Air Canada Pass-Through Trust (Canada) 3.750% due 06/15/29 ~	1,510,435	1,318,893
Alaska Airlines Pass-Through Trust 4.800% due 02/15/29 ~	5,480,952	5,226,358
American Airlines Pass-Through Trust 2.875% due 01/11/36	4,755,000	3,840,662
American Airlines Pass-Through Trust A
3.250% due 04/15/30	2,164,225	1,685,000
4.000% due 01/15/27	2,134,411	1,854,080
American Airlines Pass-Through Trust AA 3.000% due 04/15/30	3,321,899	2,885,562
Daimler Trucks Finance North America LLC 5.062% (SOFR + 0.750%) due 12/13/24 § ~	6,650,000	6,561,169
Ford Motor Credit Co. LLC
2.748% due 06/14/24	GBP 3,400,000	3,895,229
3.021% due 03/06/24	EUR 5,400,000	5,679,269
3.375% due 11/13/25	$6,200,000	5,615,854
Hyatt Hotels Corp. 1.800% due 10/01/24	7,200,000	6,751,199
Hyundai Capital America 1.650% due 09/17/26 ~	7,200,000	6,337,205
JetBlue Pass-Through Trust 4.000% due 05/15/34	7,648,309	6,820,584
Nissan Motor Acceptance Co. LLC
2.750% due 03/09/28 ~	5,900,000	4,788,065
3.875% due 09/21/23 ~	3,400,000	3,338,069
Starbucks Corp. 2.550% due 11/15/30	9,700,000	8,179,154

	Principal Amount	Value
Toyota Motor Credit Corp. 5.050% (SOFR + 0.750%) due 12/11/23 §	$3,300,000	$3,305,483
United Airlines Pass-Through Trust 2.700% due 11/01/33	4,317,364	3,495,560
Volkswagen Group of America Finance LLC (Germany) 4.625% due 11/13/25 ~	1,000,000	984,696

		82,562,091

Consumer, Non-Cyclical - 3.0%

Bacardi Ltd. (Bermuda) 4.450% due 05/15/25 ~	6,700,000	6,507,030
Bayer US Finance II LLC (Germany) 4.375% due 12/15/28 ~	7,400,000	6,961,403
Becton Dickinson & Co. 1.957% due 02/11/31	7,900,000	6,266,250
Block Financial LLC 3.875% due 08/15/30	6,600,000	5,789,789
CommonSpirit Health 6.073% due 11/01/27	4,200,000	4,301,847
Constellation Brands, Inc. 3.700% due 12/06/26	4,400,000	4,191,122
CVS Health Corp. 2.125% due 09/15/31	3,500,000	2,783,963
CVS Pass-Through Trust 6.943% due 01/10/30	148,621	151,386
Duke University 2.682% due 10/01/44	9,600,000	6,979,766
Elevance Health, Inc. 2.375% due 01/15/25	3,400,000	3,230,113
General Mills, Inc. 5.089% (USD LIBOR + 1.010%) due 10/17/23 §	1,000,000	1,002,312
HCA, Inc. 3.375% due 03/15/29 ~	7,300,000	6,427,853
Imperial Brands Finance PLC (United Kingdom)
3.125% due 07/26/24 ~	9,000,000	8,609,218
3.875% due 07/26/29 ~	3,300,000	2,829,197
Mylan, Inc. 4.200% due 11/29/23	1,500,000	1,485,129
Zoetis, Inc. 2.000% due 05/15/30	7,000,000	5,696,528

		73,212,906

Energy - 1.0%

Energy Transfer LP 4.250% due 03/15/23	2,700,000	2,693,616
Midwest Connector Capital Co. LLC 3.900% due 04/01/24 ~	4,100,000	3,971,765
Odebrecht Drilling Norbe VIII Ltd. (Brazil) 7.350% PIK due 12/01/26 ~	2,273,594	1,256,161
Odebrecht Oil & Gas Finance Ltd. (Brazil) 0.000% due 01/30/23 ~	1,012,000	2,479
Rio Oil Finance Trust (Brazil)
9.250% due 07/06/24 ~	643,571	653,266
9.750% due 01/06/27 ~	3,233,749	3,364,118
Sabine Pass Liquefaction LLC 4.500% due 05/15/30	6,800,000	6,319,182
Targa Resources Corp. 5.200% due 07/01/27	6,600,000	6,479,537

		24,740,124

Financial - 16.2%

AIB Group PLC (Ireland) 7.583% due 10/14/26 ~	7,500,000	7,644,415

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
American Tower Corp. REIT
2.100% due 06/15/30	$8,000,000	$6,350,023
3.000% due 06/15/23	900,000	890,587
Aviation Capital Group LLC 4.125% due 08/01/25 ~	6,620,000	6,182,840
Banco Bilbao Vizcaya Argentaria SA (Spain)
0.875% due 09/18/23	2,100,000	2,034,243
1.125% due 09/18/25	3,400,000	3,040,205
Banco Espirito Santo SA (Portugal)
2.625% * y ~	EUR 1,000,000	155,215
4.750% * y ~	5,600,000	869,205
Bank of America Corp. 5.015% due 07/22/33	$6,500,000	6,190,242
Bank of Ireland Group PLC (Ireland) 6.253% due 09/16/26 ~	6,400,000	6,353,013
Barclays PLC (United Kingdom)
3.375% due 04/02/25 ~	EUR 900,000	954,452
7.325% due 11/02/26	$4,100,000	4,251,261
7.385% due 11/02/28	4,000,000	4,176,349
7.750% due 09/15/23	3,000,000	2,936,400
BNP Paribas SA (France)
1.904% due 09/30/28 ~	9,000,000	7,507,963
3.132% due 01/20/33 ~	7,800,000	6,178,026
4.625% due 02/25/31 ~	1,500,000	1,162,651
Citigroup, Inc.
2.572% due 06/03/31	8,100,000	6,569,072
3.070% due 02/24/28	4,200,000	3,792,430
Commonwealth Bank of Australia (Australia) 2.552% due 03/14/27 ~	2,900,000	2,640,683
Cooperatieve Rabobank UA (Netherlands) 4.655% due 08/22/28 ~	6,700,000	6,441,544
Credit Suisse AG (Switzerland) 6.500% due 08/08/23 ~	3,200,000	3,106,259
Credit Suisse Group AG (Switzerland)
3.869% due 01/12/29 ~	9,100,000	7,307,383
5.975% (USD LIBOR + 1.240%) due 06/12/24 § ~	6,200,000	5,872,730
6.537% due 08/12/33 ~	8,500,000	7,479,099
Crown Castle, Inc. REIT
2.250% due 01/15/31	7,900,000	6,356,472
3.700% due 06/15/26	2,277,000	2,167,927
CTP NV (Netherlands) 0.875% due 01/20/26 ~	EUR 2,100,000	1,832,245
CubeSmart LP REIT 2.500% due 02/15/32	$3,200,000	2,454,381
Deutsche Bank AG (Germany)
2.625% due 12/16/24 ~	GBP 5,000,000	5,620,822
3.961% due 11/26/25	$13,500,000	12,909,758
Digital Realty Trust LP REIT 3.600% due 07/01/29	4,500,000	4,028,815
EPR Properties REIT 4.500% due 04/01/25	2,200,000	2,088,755
Essex Portfolio LP REIT 3.375% due 04/15/26	3,500,000	3,294,829
Federation des Caisses Desjardins du Quebec (Canada) 4.400% due 08/23/25 ~	7,000,000	6,836,160
GA Global Funding Trust 1.250% due 12/08/23 ~	7,000,000	6,718,903
GLP Capital LP/GLP Financing II, Inc. REIT 4.000% due 01/15/30	1,800,000	1,579,660
Host Hotels & Resorts LP REIT
3.875% due 04/01/24	700,000	681,638
4.000% due 06/15/25	1,350,000	1,298,465
HSBC Holdings PLC (United Kingdom) 7.390% due 11/03/28	4,800,000	5,053,094
Intercontinental Exchange, Inc. 2.100% due 06/15/30	4,400,000	3,592,464
Intesa Sanpaolo SpA (Italy) 3.250% due 09/23/24 ~	7,300,000	6,928,565

	Principal Amount	Value
JPMorgan Chase & Co.
1.578% due 04/22/27	$7,000,000	$6,158,699
4.851% due 07/25/28	6,000,000	5,858,551
4.912% due 07/25/33	6,400,000	6,112,682
5.546% due 12/15/25	7,800,000	7,806,084
Jyske Realkredit AS (Denmark) 1.500% due 10/01/53	DKK 2,536,842	282,103
Kilroy Realty LP REIT
3.450% due 12/15/24	$2,200,000	2,107,419
4.375% due 10/01/25	2,600,000	2,522,773
Life Storage LP REIT
2.400% due 10/15/31	7,000,000	5,402,224
3.875% due 12/15/27	2,600,000	2,410,157
Lloyds Banking Group PLC (United Kingdom)
4.450% due 05/08/25	4,500,000	4,417,904
4.947% due 06/27/25 ~	EUR 300,000	308,313
Logicor Financing SARL (Luxembourg) 1.625% due 01/17/30 ~	2,300,000	1,799,904
Manulife Financial Corp. (Canada) 4.150% due 03/04/26	$500,000	487,502
MassMutual Global Funding II 5.050% due 12/07/27 ~	4,000,000	4,026,672
Mid-America Apartments LP REIT 4.200% due 06/15/28	3,000,000	2,850,559
Mitsubishi UFJ Financial Group, Inc. (Japan)
1.412% due 07/17/25	10,600,000	9,635,533
5.133% due 07/20/33	6,500,000	6,225,558
Mizuho Financial Group, Inc. (Japan)
2.201% due 07/10/31	8,700,000	6,809,976
5.414% due 09/13/28	6,500,000	6,512,325
Morgan Stanley 4.889% due 07/20/33	6,500,000	6,125,945
MPT Operating Partnership LP REIT 3.692% due 06/05/28	GBP 1,300,000	1,153,750
National Retail Properties, Inc. REIT 3.500% due 10/15/27	$5,600,000	5,088,121
Natwest Group PLC (United Kingdom) 2.000% due 03/04/25 ~	EUR 4,600,000	4,804,856
Nomura Holdings, Inc. (Japan) 2.679% due 07/16/30	$6,700,000	5,372,509
Nykredit Realkredit AS (Denmark) 1.500% due 10/01/53 ~	DKK 42,798,642	4,604,467
Omega Healthcare Investors, Inc. REIT
4.375% due 08/01/23	$453,000	450,529
4.750% due 01/15/28	590,000	544,707
Pricoa Global Funding I 4.200% due 08/28/25 ~	4,500,000	4,414,371
Public Storage REIT 3.094% due 09/15/27	1,900,000	1,770,350
Regency Centers LP REIT 4.125% due 03/15/28	3,500,000	3,255,591
Santander Holdings USA, Inc. 2.490% due 01/06/28	6,500,000	5,585,512
Scentre Group Trust 1/Scentre Group Trust 2 REIT (Australia) 3.625% due 01/28/26 ~	7,300,000	6,874,763
Societe Generale SA (France)
3.337% due 01/21/33 ~	8,000,000	6,319,410
4.250% due 09/14/23 ~	7,700,000	7,634,293
Spirit Realty LP REIT 3.200% due 01/15/27	8,100,000	7,193,635
Standard Chartered PLC (United Kingdom)
1.456% due 01/14/27 ~	4,000,000	3,473,200
5.123% (SOFR + 0.930%) due 11/23/25 § ~	7,000,000	6,803,703
7.776% due 11/16/25 ~	1,900,000	1,958,217
STORE Capital Corp. REIT 4.500% due 03/15/28	7,600,000	6,867,985
Sumitomo Mitsui Financial Group, Inc. (Japan) 1.902% due 09/17/28	6,000,000	4,954,946

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Synchrony Bank 5.625% due 08/23/27	$7,000,000	$6,832,466
Synchrony Financial 5.150% due 03/19/29	4,700,000	4,457,148
Tesco Property Finance 4 PLC (United Kingdom) 5.801% due 10/13/40 ~	GBP 186,889	213,075
Tesco Property Finance 5 PLC (United Kingdom) 5.661% due 10/13/41 ~	95,836	107,264
Truist Financial Corp. 5.900% due 10/28/26	$6,000,000	6,140,406
UniCredit SpA (Italy) 7.830% due 12/04/23 ~	11,800,000	11,924,889
Virgin Money UK PLC (United Kingdom) 4.000% due 09/03/27 ~	GBP 500,000	546,840
Wells Fargo & Co.
2.393% due 06/02/28	$2,200,000	1,945,013
4.540% due 08/15/26	6,600,000	6,474,300

		399,156,442

Industrial - 1.9%
AP Moller - Maersk AS (Denmark) 4.500% due 06/20/29 ~	8,600,000	8,184,949
Boeing Co. 1.433% due 02/04/24	3,500,000	3,355,547
Flex Ltd. 4.875% due 05/12/30	9,500,000	8,945,993
Fortune Brands Innovations, Inc. 3.250% due 09/15/29	8,200,000	7,114,470
GATX Corp. 4.000% due 06/30/30	9,700,000	8,621,773
Kansas City Southern 3.125% due 06/01/26	9,800,000	9,215,711
SMBC Aviation Capital Finance DAC (Ireland) 4.125% due 07/15/23 ~	1,800,000	1,781,391

		47,219,834

Technology - 2.1%
Amdocs Ltd. 2.538% due 06/15/30	4,700,000	3,815,122
Broadcom, Inc.
2.600% due 02/15/33 ~	7,700,000	5,800,107
3.137% due 11/15/35 ~	7,388,000	5,454,722
3.187% due 11/15/36 ~	2,900,000	2,092,122
3.469% due 04/15/34 ~	3,639,000	2,913,752
Dell International LLC/EMC Corp. 5.850% due 07/15/25	9,200,000	9,306,558
NXP BV/NXP Funding LLC/NXP USA, Inc. (China)
3.875% due 06/18/26	4,000,000	3,804,926
4.875% due 03/01/24	5,900,000	5,857,560
Open Text Corp. (Canada) 6.900% due 12/01/27 ~	8,100,000	8,110,530
Oracle Corp. 6.150% due 11/09/29	2,700,000	2,808,898
Seagate HDD Cayman 4.091% due 06/01/29	1,000,000	830,488

		50,794,785

Utilities - 4.1%
CenterPoint Energy Resources Corp. 5.279% (USD LIBOR + 0.500%) due 03/02/23 §	4,198,000	4,196,024
DTE Electric Co. 4.050% due 05/15/48	100,000	83,617
Enel Finance America LLC (Italy) 7.100% due 10/14/27 ~	6,800,000	7,043,251

	Principal Amount	Value
Enel Finance International NV (Italy) 2.250% due 07/12/31 ~	$7,500,000	$5,473,954
Entergy Louisiana LLC 2.350% due 06/15/32	7,700,000	6,140,260
Evergy, Inc. 2.450% due 09/15/24	8,800,000	8,360,088
New York State Electric & Gas Corp. 2.150% due 10/01/31 ~	7,200,000	5,629,228
NextEra Energy Capital Holdings, Inc. 2.250% due 06/01/30	9,600,000	7,916,416
Pacific Gas and Electric Co.
1.700% due 11/15/23	7,000,000	6,777,114
3.300% due 12/01/27	400,000	353,663
3.400% due 08/15/24	5,300,000	5,089,117
3.500% due 06/15/25	2,400,000	2,266,571
4.250% due 08/01/23	2,600,000	2,587,216
5.450% due 06/15/27	6,800,000	6,716,449
Pennsylvania Electric Co. 3.600% due 06/01/29 ~	4,300,000	3,868,938
Public Service Co. of Colorado 1.900% due 01/15/31	6,300,000	5,070,390
ReNew Wind Energy AP2/ReNew Power Pvt Ltd. other 9 Subsidiaries (India) 4.500% due 07/14/28 ~	5,900,000	4,966,849
SGSP Australia Assets Pty Ltd. (Australia) 3.300% due 04/09/23 ~	1,200,000	1,194,248
Southern California Edison Co. 2.500% due 06/01/31	7,000,000	5,785,809
Southern Co. 3.250% due 07/01/26	5,700,000	5,366,969
WEC Energy Group, Inc. 1.800% due 10/15/30	8,400,000	6,571,240

		101,457,411

Total Corporate Bonds & Notes (Cost $892,586,805)		803,274,302

MORTGAGE-BACKED SECURITIES - 47.4%

Collateralized Mortgage Obligations - Commercial - 6.9%

1211 Avenue of the Americas Trust 3.901% due 08/10/35 ~	9,600,000	8,926,675
Arbor Multifamily Mortgage Securities Trust 2.756% due 05/15/53 ~	4,900,000	4,180,923
AREIT LLC 6.567% (SOFR + 2.242%) due 06/17/39 § ~	5,600,000	5,526,282
Ashford Hospitality Trust 5.318% (USD LIBOR + 1.000%) due 06/15/35 § ~	7,400,000	7,134,734
Atrium Hotel Portfolio Trust 5.268% (USD LIBOR + 0.950%) due 06/15/35 § ~	6,500,000	6,280,502
BAMLL Commercial Mortgage Securities Trust 5.368% (USD LIBOR + 1.050%) due 09/15/38 § ~	7,000,000	6,578,278
BDS LLC 6.461% (SOFR + 2.137%) due 08/19/38 § ~	6,500,000	6,423,072
Benchmark Mortgage Trust 3.458% due 03/15/55	6,500,000	5,763,743
BX Commercial Mortgage Trust 5.007% (USD LIBOR + 0.689%) due 10/15/38 § ~	5,430,550	5,227,542
CFCRE Commercial Mortgage Trust 3.060% due 11/10/49	4,259,982	4,079,563
Citigroup Commercial Mortgage Trust
2.984% due 11/15/49	5,863,179	5,622,745
3.778% due 09/10/58	5,900,000	5,619,931

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
DBGS Mortgage Trust 3.843% due 04/10/37 ~	$8,700,000	$7,444,312
DBWF Mortgage Trust 5.469% (USD LIBOR + 1.030%) due 12/19/30 § ~	6,600,000	6,413,171
DOLP Trust 2.956% due 05/10/41 ~	7,000,000	5,581,715
Extended Stay America Trust 5.398% (USD LIBOR + 1.080%) due 07/15/38 § ~	6,833,346	6,646,626
GS Mortgage Securities Corp. II 7.736% (SOFR + 3.400%) due 08/15/39 § ~	6,700,000	6,761,113
GS Mortgage Securities Trust 3.602% due 10/10/49 § ~	7,000,000	5,852,375
JP Morgan Chase Commercial Mortgage Securities Trust 5.768% (USD LIBOR + 1.450%) due 12/15/31 § ~	5,461,346	5,202,251
LUXE Trust 5.368% (USD LIBOR + 1.050%) due 10/15/38 § ~	1,592,059	1,525,164
Manhattan West 2020-1MW Mortgage Trust 2.130% due 09/10/39 ~	8,600,000	7,356,291
MF1 Multifamily Housing Mortgage Loan Trust 5.300% (SOFR + 0.964%) due 07/15/36 § ~	3,435,709	3,339,313
Morgan Stanley Bank of America Merrill Lynch Trust 3.150% due 03/15/48	2,604,469	2,530,959
Morgan Stanley Capital I Trust 2.428% due 04/05/42 § ~	4,900,000	3,745,371
NYO Commercial Mortgage Trust 5.413% (USD LIBOR + 1.095%) due 11/15/38 § ~	11,200,000	10,185,449
One New York Plaza Trust 5.268% (USD LIBOR + 0.950%) due 01/15/36 § ~	3,780,000	3,573,240
PFP Ltd. (Bermuda) 6.600% (SOFR + 2.274%) due 08/19/35 § ~	6,400,000	6,315,898
Ready Capital Mortgage Financing LLC 6.875% (UST + 2.552%) due 10/25/39 ~ §	6,091,339	6,066,529
STWD Mortgage Trust (United Kingdom) 5.176% (USD LIBOR + 0.858%) due 11/15/36 § ~	7,100,000	6,853,072
Wells Fargo Commercial Mortgage Trust 3.809% due 12/15/48	4,837,000	4,603,625

		171,360,464

Collateralized Mortgage Obligations - Residential - 6.7%

Alternative Loan Trust 4.729% (USD LIBOR + 0.340%) due 07/25/46 §	6	13,046
5.009% (USD LIBOR + 0.620%) due 10/25/35 §	5,611	5,548
Alternative Loan Trust (IO) 0.611% (5.000% - USD LIBOR) due 05/25/35 §	652,462	27,017
Banc of America Funding Trust
2.569% due 08/25/47 § ~	3,423,853	2,407,779
3.958% due 02/20/36 §	250,877	234,223
Banc of America Mortgage Trust 6.000% due 05/25/37	1,846,090	1,418,628
BCAP LLC Trust
4.611% due 03/26/37 ~	144,458	140,454
5.250% due 02/26/36 § ~	959,489	426,088

	Principal Amount	Value
Bear Stearns Adjustable Rate Mortgage Trust 3.400% due 08/25/33 §	$463,095	$430,671
Bear Stearns ALT-A Trust 3.605% due 01/25/36 §	1,037,510	959,511
Bear Stearns Structured Products, Inc. Trust
3.524% due 01/26/36 §	471,994	281,362
5.219% due 12/26/46 §	422,925	292,397
CHL Mortgage Pass-Through Trust
3.680% due 08/25/34 §	7,503	7,444
3.757% due 05/20/34 §	342,052	312,617
5.029% (USD LIBOR + 0.640%) due 03/25/35 §	394,423	351,023
6.500% due 10/25/37	764,510	384,791
Citigroup Mortgage Loan Trust
3.791% due 08/25/36 §	418,675	365,969
3.885% due 08/25/35 §	71,077	57,177
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland) 3.792% due 03/25/32 § ~	81,619	74,411
DSLA Mortgage Loan Trust 3.728% due 07/19/44 §	281,579	251,954
Fannie Mae REMICS
3.821% (USD LIBOR + 0.060%) due 07/25/37 §	51,397	50,391
4.739% (USD LIBOR + 0.400%) due 04/18/28 §	13,884	13,835
4.769% (USD LIBOR + 0.380%) due 11/25/42 §	1,243,055	1,224,165
4.789% (USD LIBOR + 0.450%) due 10/18/30 §	168	167
5.198% due 10/25/42 §	347,037	349,408
Fannie Mae REMICS (IO) 2.311% (6.700% - USD LIBOR) due 10/25/35 §	1,577	146
Finsbury Square PLC (United Kingdom) 4.709% (SONIA + 1.300%) due 06/16/70 § ~	GBP 2,404,344	2,909,688
First Horizon Alternative Mortgage Securities Trust
3.605% due 03/25/35 §	$379,637	239,739
4.539% due 06/25/34 §	1,279,929	1,191,945
Freddie Mac 7.500% due 09/20/26	23,329	23,826
Freddie Mac REMICS
3.106% (USD LIBOR + 0.350%) due 08/15/40 §	2,475,320	2,406,344
3.258% (USD LIBOR + 0.350%) due 10/15/40 §	2,456,416	2,391,988
4.508% (USD LIBOR + 0.190%) due 10/15/43 §	2,716,449	2,624,507
4.668% (USD LIBOR + 0.350%) due 12/15/29 §	4,295	4,252
7.500% due 01/15/23	832	831
Freddie Mac Structured Pass-Through Certificates
3.248% (US FED + 1.200%) due 10/25/44 §	516,298	514,455
3.448% (US FED + 1.400%) due 07/25/44 §	2,476,745	2,482,249
Government National Mortgage Association REMICS
1.968% (USD LIBOR + 0.750%) due 04/20/67 §	4,683,009	4,637,109
2.873% (USD LIBOR + 0.750%) due 01/20/66 §	3,996,389	3,930,000
3.774% (USD LIBOR + 0.550%) due 05/20/65 §	940,376	925,824
4.342% (USD LIBOR + 0.500%) due 04/20/64 §	1,800,651	1,791,901
4.442% (USD LIBOR + 0.600%) due 07/20/65 - 08/20/65 §	6,004,256	5,915,392

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
4.576% (SOFR + 0.750%) due 10/20/72 §	$5,593,690	$5,582,906
4.770% (SOFR + 1.020%) due 12/20/72 §	3,100,000	3,108,709
Great Hall Mortgages No 1 PLC (United Kingdom) 4.868% (USD LIBOR + 0.130%) due 06/18/39 § ~	1,606,469	1,575,771
GreenPoint Mortgage Funding Trust 4.929% (USD LIBOR + 0.540%) due 11/25/45 §	29,268	26,464
GS Mortgage-Backed Securities Corp. Trust 2.500% due 06/25/52 § ~	6,462,059	5,218,228
HarborView Mortgage Loan Trust 4.549% (USD LIBOR + 0.320%) due 05/25/38 §	668,895	526,894
Impac CMB Trust 4.929% (USD LIBOR + 0.270%) due 05/25/35 §	25,742	23,731
IndyMac ARM Trust 3.544% due 01/25/32 §	6,723	6,121
JP Morgan Alternative Loan Trust 4.749% (USD LIBOR + 0.360%) due 05/25/36 §	1,928,275	1,606,012
6.000% due 12/27/36 ~	911,418	487,324
JP Morgan Mortgage Trust
3.760% due 12/26/37 § ~	3,197,893	2,724,511
4.689% (USD LIBOR + 0.300%) due 10/25/35 §	1,110,702	806,513
Legacy Mortgage Asset Trust 2.882% due 10/25/59 ~	5,595,126	5,559,036
Lehman Mortgage Trust 5.750% due 02/25/37	5,035,416	3,483,602
MASTR Adjustable Rate Mortgages Trust 4.021% due 04/21/34 §	7,615	7,285
MASTR Alternative Loan Trust 4.789% (USD LIBOR + 0.400%) due 03/25/36 §	690,416	78,843
Merrill Lynch Mortgage Investors Trust 3.484% due 06/25/35 §	15,749	14,578
Metlife Securitization Trust 3.750% due 03/25/57 § ~	4,680,003	4,415,957
New Residential Mortgage Loan Trust
3.000% due 03/25/52 § ~	6,593,500	5,526,541
3.500% due 12/25/57 § ~	3,976,315	3,765,457
OBX Trust 5.039% (USD LIBOR + 0.650%) due 06/25/57 § ~	4,117,518	3,891,090
PHH Alternative Mortgage Trust 4.709% (USD LIBOR + 0.320%) due 02/25/37 §	6,968,165	4,874,241
RBSSP Resecuritization Trust 6.250% due 12/26/36 § ~	632,610	238,128
Reperforming Loan REMIC Trust 4.729% (USD LIBOR + 0.340%) due 06/25/35 § ~	948,408	896,634
Residential Asset Securitization Trust (IO) 0.561% (4.950% - USD LIBOR) due 11/25/35 §	1,788,545	100,623
Resloc UK PLC (United Kingdom) 2.206% (EUR LIBOR + 0.160%) due 12/15/43 § ~	EUR 1,792,028	1,800,465
RFMSI Trust 3.910% due 09/25/35 §	$368,573	230,021
Ripon Mortgages PLC (United Kingdom) 4.011% (SONIA + 0.700%) due 08/28/56 § ~	GBP 8,697,569	10,354,753
RMAC Securities No. 1 PLC (United Kingdom) 3.976% (SONIA + 0.589%) due 06/12/44 § ~	3,757,131	4,147,631

	Principal Amount	Value
Seasoned Credit Risk Transfer Trust 11.761% due 09/25/60 § ~	$2,991,996	$2,173,784
Sequoia Mortgage Trust 5.053% (USD LIBOR + 0.700%) due 07/20/33 §	254,510	231,890
Structured Adjustable Rate Mortgage Loan Trust 3.565% due 01/25/35 §	50,548	49,890
Structured Asset Mortgage Investments II Trust
4.809% (USD LIBOR + 0.420%) due 05/25/36 §	386,082	291,945
4.839% (USD LIBOR + 0.500%) due 07/19/35 §	71,981	65,186
4.849% (USD LIBOR + 0.460%) due 02/25/36 §	605,452	499,461
4.949% (USD LIBOR + 0.560%) due 02/25/36 §	366,732	283,772
Structured Asset Mortgage Investments Trust 4.999% (USD LIBOR + 0.660%) due 09/19/32 §	17,081	16,262
Structured Asset Securities Corp. Trust 5.750% due 04/25/35	2,357,346	1,403,456
Suntrust Alternative Loan Trust (IO) 0.711% (5.100% - USD LIBOR) due 12/25/35 §	2,165,391	64,308
Towd Point Mortgage Funding (United Kingdom) 3.826% (SONIA + 0.900%) due 07/20/45 § ~	GBP 19,747,392	23,542,843
Towd Point Mortgage Funding PLC (United Kingdom) 3.952% (SONIA + 1.144%) due 10/20/51 §	8,810,202	10,626,266
UWM Mortgage Trust
2.500% due 11/25/51 § ~	$6,394,527	5,163,694
2.500% due 12/25/51 § ~	6,463,607	5,186,964
Wachovia Mortgage Loan Trust LLC Trust 3.879% due 05/20/36 §	67,196	63,986
WaMu Mortgage Pass-Through Certificates Trust
3.476% due 01/25/36 §	340,680	320,224
4.929% (USD LIBOR + 0.540%) due 12/25/45 §	18,993	17,619
4.969% (USD LIBOR + 0.580%) due 10/25/45 §	18,560	17,165
Washington Mutual Mortgage Pass-Through Certificates Trust
2.878% (US FED + 0.830%) due 11/25/46 §	903,345	719,672
6.000% due 07/25/36	1,206,691	880,594
Washington Mutual Mortgage Pass-Through Certificates Trust (IO)
0.461% (4.850% - USD LIBOR) due 11/25/35 §	6,792,131	294,462
0.561% (4.950% - USD LIBOR) due 11/25/35 §	2,014,192	107,679
Washington Mutual MSC Mortgage Pass-Through Certificates Trust 2.975% due 02/25/33 §	1,818	1,711

		165,171,174

Fannie Mae - 32.2%

due 02/01/23 #	53,900,000	54,022,423
due 02/01/23 #	900,000	912,788
due 02/01/53 #	191,500,000	168,255,588
due 02/01/53 #	5,000,000	4,691,034
due 02/01/53 #	106,800,000	97,102,684
due 02/01/53 #	42,200,000	40,625,348
due 03/01/53 #	316,000,000	296,547,419
2.050% (UST + 1.925%) due 02/01/33 §	1,928	1,880
2.205% (UST + 1.695%) due 02/01/33 §	139,003	136,769

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
2.321% (USD LIBOR + 1.696%) due 03/01/33 §	$2,223	$2,175
2.375% (US FED + 1.270%) due 03/01/33 §	82,640	79,669
2.378% (UST + 2.068%) due 03/01/34 §	2,053	2,003
2.663% (USD LIBOR + 1.413%) due 07/01/33 §	7,422	7,238
2.691% (USD LIBOR + 1.373%) due 09/01/35 §	33,642	32,852
2.830% (USD LIBOR + 1.455%) due 04/01/35 §	65,106	63,684
2.997% (UST + 2.025%) due 01/01/34 §	3,852	3,892
3.000% due 04/01/27 - 08/01/52	43,862,385	38,631,517
3.000% due 08/01/52	28,585,260	25,121,502
3.000% due 09/01/52	53,814,491	47,293,591
3.055% (UST + 2.055%) due 04/01/34 §	42,443	41,829
3.095% (UST + 2.095%) due 04/01/27 §	794	780
3.249% (US FED + 1.200%) due 08/01/42 - 10/01/44 §	406,434	387,023
3.433% (US FED + 1.255%) due 05/01/36 §	9,244	8,949
3.500% due 05/01/33 - 05/01/35	7,455,893	7,166,315
3.505% (USD LIBOR + 1.255%) due 07/01/35 §	128,024	128,417
3.560% (USD LIBOR + 1.319%) due 08/01/35 §	100,938	99,433
3.585% (USD LIBOR + 1.335%) due 12/01/34 §	241,460	238,496
3.663% (USD LIBOR + 1.538%) due 01/01/36 §	5,389	5,275
3.668% (USD LIBOR + 1.418%) due 12/01/34 §	2,342	2,289
3.730% (USD LIBOR + 1.605%) due 08/01/36 §	17,312	17,240
3.911% (US FED + 1.255%) due 05/01/36 §	285,230	280,256
3.926% (USD LIBOR + 1.550%) due 09/01/33 §	10,033	10,201
3.969% (US FED + 1.260%) due 05/01/36 §	6,746	6,686
4.000% due 04/01/24 - 02/01/48	2,712,080	2,602,745
4.000% (USD LIBOR + 2.250%) due 06/01/34 §	1,734	1,701
4.090% (USD LIBOR + 1.840%) due 09/01/35 §	15,033	14,887
4.379% (UST + 2.360%) due 11/01/34 §	776,281	795,648
4.500% due 06/01/23 - 10/01/42	325,652	322,089
4.918% (US FED + 1.734%) due 09/01/34 §	24,971	25,452
5.000% due 05/01/25 - 02/01/44	1,351,375	1,357,116
5.500% due 01/01/23 - 09/01/41	2,774,693	2,849,796
6.000% due 02/01/24 - 09/01/39	1,434,433	1,476,804
6.500% due 09/01/28 - 09/01/37	243,121	250,641
7.500% due 01/01/33	7,776	8,071
8.000% due 05/01/30	1,546	1,553

		791,633,748

Freddie Mac - 1.3%
2.583% (UST + 2.249%) due 03/01/32 §	10,672	10,379
2.624% (UST + 2.249%) due 03/01/32 §	14,422	14,056
3.000% due 04/01/52 - 08/01/52	25,121,845	22,074,951
3.500% due 08/01/27 - 06/01/48	6,477,976	6,005,594

	Principal Amount	Value
3.586% (USD LIBOR + 1.345%) due 09/01/35 §	$72,647	$72,796
3.687% (UST + 2.137%) due 01/01/28 §	3,138	3,058
4.000% (UST + 2.250%) due 07/01/32 §	6,369	6,246
4.000% due 11/01/33 - 04/01/48	1,700,976	1,641,637
5.500% due 06/01/23 - 05/01/40	2,206,721	2,286,780
6.000% due 05/01/29	5,031	5,113
7.000% due 10/01/37	11,491	11,991

		32,132,601

Government National Mortgage Association - 0.3%
1.750% (UST + 1.500%) due 10/20/23 - 12/20/32 §	97,172	94,626
2.000% (UST + 1.500%) due 10/20/24 - 12/20/26 §	3,614	3,531
2.500% (UST + 1.500%) due 11/20/24 §	2,825	2,771
2.500% (UST + 2.000%) due 11/20/24 §	8,955	8,757
2.625% (UST + 1.500%) due 01/20/23 - 03/20/33 §	206,814	202,643
2.875% (UST + 1.500%) due 04/20/24 - 06/20/32 §	140,888	139,376
3.000% (UST + 1.500%) due 06/20/25 - 09/20/30 §	12,188	11,927
3.125% (UST + 2.000%) due 03/20/29 §	18,894	18,700
4.000% due 03/15/44 - 09/15/49	936,617	893,789
5.000% due 05/15/33 - 07/20/49	4,840,324	4,909,692
6.000% due 06/15/38 - 09/15/38	4,620	4,774
7.500% due 07/15/31 - 12/15/31	13,373	14,153
8.000% due 12/15/29 - 08/15/32	122,778	125,341
8.500% due 09/15/29 - 12/15/30	121,217	121,681

		6,551,761

Total Mortgage-Backed Securities (Cost $1,216,364,340)		1,166,849,748

ASSET-BACKED SECURITIES - 15.0%

ABFC Trust 5.214% (USD LIBOR + 0.825%) due 07/25/35 §	4,722,824	4,284,189
ACAS CLO Ltd. (Cayman) 5.084% (USD LIBOR + 0.890%) due 10/18/28 § ~	6,467,123	6,386,284
Apres Static CLO Ltd. (Cayman) 5.149% (USD LIBOR + 1.070%) due 10/15/28 § ~	2,588,470	2,558,398
Ares XL CLO Ltd. (Cayman) 4.949% (USD LIBOR + 0.870%) due 01/15/29 § ~	5,655,252	5,592,712
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 5.149% (USD LIBOR + 0.760%) due 02/25/36 §	1,579,964	1,205,657
Asset-Backed Securities Corp. Home Equity Loan Trust 5.409% (USD LIBOR + 1.020%) due 07/25/35 §	2,000,000	1,894,748
Avoca CLO XVII DAC (Netherlands) 2.198% (EUR LIBOR + 0.820%) due 10/15/32 § ~	EUR 6,000,000	6,218,093
Benefit Street Partners CLO XVI Ltd. (Cayman) 5.109% (USD LIBOR + 1.030%) due 01/17/32 § ~	$7,000,000	6,854,184
Benefit Street Partners CLO XVII Ltd. (Cayman) 5.159% (USD LIBOR + 1.080%) due 07/15/32 § ~	7,000,000	6,844,074

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
BSPDF Issuer Ltd. (Cayman) 5.518% (USD LIBOR + 1.200%) due 10/15/36 § ~	$7,000,000	$6,691,188
CarMax Auto Owner Trust 3.810% due 09/15/25	5,000,000	4,956,543
Catamaran CLO Ltd. (Cayman) 5.425% (USD LIBOR + 1.100%) due 04/22/30 § ~	8,954,068	8,826,225
CIT Mortgage Loan Trust 5.739% (USD LIBOR + 1.350%) due 10/25/37 § ~	536,517	533,991
Citibank Credit Card Issuance Trust
4.827% (USD LIBOR + 0.610%) due 08/07/27 §	3,300,000	3,299,972
4.981% (USD LIBOR + 0.620%) due 04/22/26 §	3,300,000	3,302,292
Citigroup Mortgage Loan Trust
4.539% (USD LIBOR + 0.150%) due 12/25/36 §	8,969,881	3,751,081
4.549% (USD LIBOR + 0.160%) due 12/25/36 § ~	1,868,769	1,053,607
CLNC Ltd. (Cayman) 5.689% (SOFR + 1.364%) due 08/20/35 § ~	3,067,650	2,989,925
Countrywide Asset-Backed Certificates 5.289% (USD LIBOR + 0.900%) due 03/25/47 § ~	1,317,171	1,083,671
CVC Cordatus Loan Fund XI DAC (Ireland) 2.028% (EUR LIBOR + 0.650%) due 10/15/31 § ~	EUR 6,100,000	6,341,246
CWABS Asset-Backed Certificates Trust
4.529% (USD LIBOR + 0.140%) due 06/25/47 §	$4,716,589	4,180,000
4.619% (USD LIBOR + 0.230%) due 10/25/47 §	297,887	292,847
4.669% (USD LIBOR + 0.280%) due 03/25/37 §	2,206,749	2,115,428
4.729% (USD LIBOR + 0.340%) due 09/25/36 §	372,952	372,822
Delta Funding Home Equity Loan Trust 7.030% due 08/15/30	19	18
Discover Card Execution Note Trust 4.918% (USD LIBOR + 0.600%) due 12/15/26 §	6,600,000	6,603,205
Dryden 52 Euro CLO DAC (Ireland) 2.622% (EUR LIBOR + 0.860%) due 05/15/34 § ~	EUR 5,600,000	5,825,982
FBR Securitization Trust 5.154% (USD LIBOR + 0.765%) due 09/25/35 §	$28,530,000	27,536,528
First Franklin Mortgage Loan Trust 4.699% (USD LIBOR + 0.310%) due 10/25/36 §	13,900,000	11,006,362
GLS Auto Receivables Issuer Trust 3.550% due 01/15/26 ~	5,341,950	5,281,029
GSAA Home Equity Trust 4.729% (USD LIBOR + 0.340%) due 09/25/36 §	8,643,382	2,123,061
Halseypoint CLO 2 Ltd. (Cayman) 5.343% (USD LIBOR + 1.100%) due 07/20/31 § ~	6,771,138	6,666,850
Harvest CLO XI DAC (Ireland) 2.775% (EUR LIBOR + 0.650%) due 06/26/30 § ~	EUR 5,597,210	5,858,786
Home Equity Asset Trust 5.169% (USD LIBOR + 0.780%) due 10/25/34 §	$1,425,082	1,414,142
Home Equity Mortgage Loan Asset-Backed Trust 4.709% (USD LIBOR + 0.320%) due 04/25/37 §	3,689,061	3,125,774

	Principal Amount	Value
HSI Asset Securitization Corp. Trust 4.884% (USD LIBOR + 0.495%) due 02/25/36 §	$462,188	$433,779
Imc Home Equity Loan Trust 5.432% due 08/20/29	502	478
IXIS Real Estate Capital Trust 4.589% (USD LIBOR + 0.200%) due 01/25/37 §	10,269,626	4,062,786
JP Morgan Mortgage Acquisition Trust 4.824% (USD LIBOR + 0.435%) due 05/25/36 §	10,000,000	9,501,775
LCCM CLO Trust 5.518% (USD LIBOR + 1.200%) due 12/13/38 § ~	8,000,000	7,766,664
LCM CLO XIII LP (Cayman) 5.097% (USD LIBOR + 0.870%) due 07/19/27 § ~	4,923,212	4,862,016
LCM CLO XXIV Ltd. (Cayman) 5.223% (USD LIBOR + 0.980%) due 03/20/30 § ~	729,597	719,748
LCM CLO XXV Ltd. (Cayman) 5.063% (SOFR + 1.100%) due 07/20/30 § ~	6,925,029	6,821,601
Lehman ABS Mortgage Loan CLO Trust 4.479% (USD LIBOR + 0.090%) due 06/25/37 § ~	805,963	570,246
LFT CRE CLO Ltd. 5.488% (USD LIBOR + 1.170%) due 06/15/39 § ~	7,000,000	6,811,854
Magnetite CLO XVIII Ltd. (Cayman) 5.486% (USD LIBOR + 0.880%) due 11/15/28 § ~	6,753,304	6,686,551
Marble Point CLO X Ltd. (Cayman) 5.119% (USD LIBOR + 1.040%) due 10/15/30 § ~	7,300,000	7,159,017
Mastr Asset-Backed Securities Trust 4.889% (USD LIBOR + 0.500%) due 04/25/36 §	7,374,935	1,980,654
Merrill Lynch Mortgage Investors Trust 5.139% (USD LIBOR + 0.750%) due 09/25/35 §	906,803	847,283
MKS CLO Ltd. (Cayman) 5.243% (USD LIBOR + 1.000%) due 07/20/30 § ~	4,984,329	4,897,101
Morgan Stanley ABS Capital I, Inc. Trust
4.449% (USD LIBOR + 0.060%) due 05/25/37 §	146,829	128,445
4.569% (USD LIBOR + 0.180%) due 03/25/37 §	2,348,238	1,061,354
4.569% (USD LIBOR + 0.180%) due 05/25/37 §	6,421,281	5,632,770
4.609% (USD LIBOR + 0.220%) due 11/25/36 §	5,564,039	2,779,253
4.639% (USD LIBOR + 0.250%) due 03/25/37 §	3,931,933	1,777,980
Morgan Stanley Capital I, Inc. Trust 4.749% (USD LIBOR + 0.360%) due 03/25/36 §	1,541,599	1,244,904
Option One Mortgage Loan Trust
4.529% (USD LIBOR + 0.140%) due 02/25/37 §	4,292,927	2,888,304
4.609% (USD LIBOR + 0.220%) due 02/25/37 §	11,886,083	6,154,701
OZLM VI Ltd. (Cayman) 5.159% (USD LIBOR + 1.080%) due 04/17/31 § ~	6,108,258	6,000,143
OZLM VIII Ltd. (Cayman) 5.059% (USD LIBOR + 0.980%) due 10/17/29 § ~	7,172,497	7,029,047

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 5.214% (USD LIBOR + 0.825%) due 07/25/35 §	$6,700,000	$6,144,708
RAAC Trust 5.039% (USD LIBOR + 0.650%) due 06/25/47 §	1,570,609	1,518,513
Renaissance Home Equity Loan Trust 3.894% (USD LIBOR + 0.880%) due 08/25/33 §	139,631	129,068
Santander Drive Auto Receivables Trust
3.980% due 01/15/25	6,700,000	6,666,888
4.370% due 05/15/25	7,700,000	7,665,736
Saranac CLO VI Ltd. (Jersey) 5.873% (USD LIBOR + 1.140%) due 08/13/31 § ~	6,800,000	6,589,443
Saxon Asset Securities Trust 5.049% (USD LIBOR + 0.660%) due 10/25/35 §	2,463,165	2,319,895
Securitized Asset-Backed Receivables LLC Trust 5.049% (USD LIBOR + 0.660%) due 08/25/35 §	3,644,167	2,768,589
Sound Point CLO XVI Ltd. (Cayman) 5.338% (USD LIBOR + 0.980%) due 07/25/30 § ~	7,400,000	7,289,000
Sound Point CLO XVII Ltd. (Cayman) 5.223% (USD LIBOR + 0.980%) due 10/20/30 § ~	5,060,000	4,952,183
Soundview Home Loan Trust 4.499% (USD LIBOR + 0.110%) due 02/25/37 §	1,405,980	403,824
Stratus CLO Ltd. (Cayman) 5.143% (USD LIBOR + 0.900%) due 12/28/29 § ~	6,229,536	6,159,165
Structured Asset Investment Loan Trust 5.009% (USD LIBOR + 0.620%) due 01/25/36 §	4,630,734	4,153,977
Structured Asset Securities Corp. Mortgage Loan Trust
4.659% (USD LIBOR + 0.270%) due 03/25/36 §	1,363,114	1,247,705
4.729% (USD LIBOR + 0.340%) due 12/25/36 §	193,978	188,314
STWD Ltd. (Cayman) 5.520% (SOFR + 1.194%) due 07/15/38 § ~	5,729,181	5,678,982
Terwin Mortgage Trust 4.809% (USD LIBOR + 0.420%) due 04/25/37 § ~	188,890	180,848
THL Credit Wind River CLO Ltd. (Cayman) 5.159% (USD LIBOR + 1.080%) due 04/15/31 § ~	7,000,000	6,812,222
Tikehau CLO DAC (Ireland) 2.596% (EUR LIBOR + 0.870%) due 08/04/34 § ~	EUR 6,000,000	6,235,243
TRTX Issuer Ltd. (Cayman)
5.458% (SOFR + 1.650%) due 02/15/39 § ~	$6,600,000	6,435,000
5.590% (SOFR + 1.264%) due 10/15/34 § ~	1,345,172	1,328,273
Venture XXVIII CLO Ltd. (Cayman) 5.233% (USD LIBOR + 0.990%) due 07/20/30 § ~	6,600,000	6,462,269
Voya CLO Ltd. (Cayman) 5.029% (USD LIBOR + 0.950%) due 04/17/30 § ~	6,616,330	6,534,415
Wellfleet CLO Ltd. (Cayman) 5.133% (USD LIBOR + 0.890%) due 04/20/29 § ~	4,488,224	4,434,366

Total Asset-Backed Securities (Cost $382,404,090)		367,187,994

	Principal Amount	Value

U.S. GOVERNMENT AGENCY ISSUE - 1.3%
Freddie Mac 0.680% due 08/06/25	$35,600,000	$32,188,709

Total U.S. Government Agency Issue (Cost $35,600,000)		32,188,709

U.S. TREASURY OBLIGATIONS - 16.9%
U.S. Treasury Bonds - 11.8%
1.250% due 05/15/50 ‡	5,700,000	3,069,650
1.375% due 11/15/40	25,850,000	16,819,666
1.625% due 11/15/50	22,100,000	13,157,701
1.875% due 02/15/41 ‡	4,700,000	3,324,516
2.000% due 02/15/50 ‡	2,900,000	1,917,115
2.500% due 02/15/45 ‡	1,300,000	979,951
2.750% due 08/15/42	26,200,000	21,090,488
2.875% due 05/15/43 ‡	5,500,000	4,494,316
2.875% due 08/15/45	30,100,000	24,263,422
3.125% due 02/15/42 ‡	8,000,000	6,900,938
3.125% due 08/15/44	35,400,000	29,946,188
3.250% due 05/15/42	78,300,000	68,683,781
3.375% due 05/15/44	26,300,000	23,215,914
3.625% due 02/15/44	13,500,000	12,395,215
3.750% due 11/15/43	20,900,000	19,608,445
4.250% due 05/15/39 ‡	4,900,000	5,050,732
4.375% due 11/15/39	20,700,000	21,601,178
4.500% due 08/15/39	7,700,000	8,171,174
4.625% due 02/15/40 ‡	5,500,000	5,915,186

		290,605,576

U.S. Treasury Inflation-Indexed Notes - 1.5%
0.125% due 07/15/31 ^	15,786,850	13,960,427
0.125% due 01/15/32 ^	4,729,692	4,146,301
0.250% due 02/15/50 ^	811,300	547,883
0.625% due 07/15/32 ^	19,588,005	17,957,469

		36,612,080

U.S. Treasury Inflation Protected Securities - 0.3%
0.500% due 04/15/24 ^	708,876	689,422
0.625% due 01/15/24 ^	5,746,680	5,625,164
1.000% due 02/15/49 ^	1,657,810	1,387,378

		7,701,964

U.S. Treasury Notes - 3.3%
2.250% due 08/15/27 ‡	20,000	18,506
2.875% due 05/15/32	87,600,000	80,756,250

		80,774,756

Total U.S. Treasury Obligations (Cost $494,435,665)		415,694,376

FOREIGN GOVERNMENT BONDS & NOTES - 1.4%
Chile Government (Chile) 3.500% due 01/31/34	7,000,000	5,980,961
Hydro-Quebec (Canada) 8.625% due 06/15/29	1,000,000	1,211,193
Israel Government International (Israel) 3.875% due 07/03/50	5,400,000	4,563,751
Japan Finance Organization for Municipalities (Japan) 3.375% due 09/27/23 ~	3,200,000	3,160,032
Peruvian Government (Peru)
5.940% due 02/12/29 ~	PEN 18,600,000	4,492,331
6.350% due 08/12/28 ~	7,500,000	1,878,331
8.200% due 08/12/26 ~	14,800,000	4,079,785
Romanian Government (Romania) 3.000% due 02/27/27 ~	$6,500,000	5,780,060

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
State of Israel (Israel) 3.800% due 05/13/60 ~	$6,200,000	$4,876,660

Total Foreign Government Bonds & Notes (Cost $44,092,989)		36,023,104

MUNICIPAL BONDS - 0.0%

City of Chicago IL 7.750% due 01/01/42	952,000	967,951

Total Municipal Bonds (Cost $932,326)		967,951

SHORT-TERM INVESTMENTS - 11.1%

Commercial Paper - 4.7%

AT&T, Inc. 4.650% due 01/03/23	4,800,000	4,797,579
Consolidated Edison Co. of New York, Inc. 4.800% due 01/20/23	7,100,000	7,080,741
Crown Castle, Inc. 5.100% due 01/05/23	4,800,000	4,796,115
Duke Energy Corp. 4.620% due 01/11/23	4,800,000	4,792,659
4.620% due 01/17/23	4,800,000	4,788,883
Enbridge US, Inc. 4.700% due 01/04/23	6,800,000	6,795,522
4.750% due 01/09/23	4,800,000	4,793,656
4.780% due 01/20/23	4,800,000	4,786,549
Humana, Inc. 4.850% due 01/10/23	7,300,000	7,289,590
McCormick & Co., Inc. 4.750% due 01/27/23	5,100,000	5,081,384
Mercedes-Benz Finance North America LLC (Germany) 4.800% due 01/30/23	5,100,000	5,079,315
National Grid North America, Inc. 4.780% due 01/23/23	7,500,000	7,476,660
4.810% due 01/24/23	4,900,000	4,884,095
Oracle Corp. 4.760% due 01/27/23	5,000,000	4,982,064
4.800% due 01/26/23	5,000,000	4,982,731
Quanta Services, Inc. 5.300% due 01/19/23	2,000,000	1,994,501
Republic Services, Inc. 4.650% due 01/12/23	5,100,000	5,091,545
Tampa Electric Co. 4.800% due 01/12/23	5,000,000	4,991,675
Targa Resources Corp. 5.250% due 01/13/23	5,000,000	4,991,623
Vodafone Group PLC (United Kingdom) 4.600% due 01/05/23	5,000,000	4,996,153
VW Credit, Inc. (Germany) 4.700% due 01/27/23	5,100,000	5,081,384
Walgreens Boots Alliance, Inc. 4.900% due 01/11/23	5,100,000	5,092,093

		114,646,517

Repurchase Agreements - 4.2%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $10,392,189; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $10,595,393)	10,387,630	10,387,630
HSBC Bank PLC 4.320% due 01/03/23 (Dated 12/30/22, repurchase price of $55,026,400; collateralized by U.S. Treasury Bills 0.000% due 01/05/23 and value $56,336,736)	55,000,000	55,000,000

	Principal Amount	Value
Toronto-Dominion Bank 4.080% due 01/04/23 (Dated 12/21/22, repurchase price of $36,985,411; collateralized by Province of Alberta: 3.100% due 06/01/50 and value $37,995,695)	CAD 50,000,000	$36,927,622

		102,315,252

U.S. Government Agency Issues - 2.2%

Federal Home Loan Bank 4.320% (SOFR + 0.020%) due 01/06/23 §	$39,000,000	39,000,013
4.320% (SOFR + 0.020%) due 01/10/23 §	14,300,000	14,300,076

		53,300,089

Total Short-Term Investments (Cost $270,077,656)		270,261,858

TOTAL INVESTMENTS - 125.8% (Cost $3,336,619,293)		3,092,656,247

TOTAL SECURITIES SOLD SHORT - (1.4%) (Proceeds $35,563,875)		(35,549,350)

DERIVATIVES - (0.4%)		(8,801,662)

OTHER ASSETS & LIABILITIES, NET - (24.0%)		(590,407,120)

NET ASSETS - 100.0%		$2,457,898,115

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Mortgage-Backed Securities	47.4%
Corporate Bonds & Notes	32.7%
U.S. Treasury Obligations	16.9%
Asset-Backed Securities	15.0%
Short-Term Investments	11.1%
Others (each less than 3.0%)	2.7%

	125.8%
Securities Sold Short	(1.4%	)
Derivatives	(0.4%	)
Other Assets & Liabilities, Net	(24.0%	)

	100.0%

(b)	Investments with a total aggregate value of $1,024,420 or less than 0.1% of the Fund’s net assets were in default as of December 31, 2022.

(c)

As of December 31, 2022, investments with a total aggregate value of $27,496,086 were fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts, forward foreign currency contracts, option contracts, swap agreements and delayed delivery securities (including sale-buyback financing transactions).

(d)

The average amount of borrowings by the Fund on reverse repurchase agreements during the year ended December 31, 2022 was $ 50,218,180 at a weighted average interest rate of 2.519%. The average amount of borrowings by the Fund on sale-buyback financing transactions during the year ended December 31, 2022 was $ 764,128 at a weighted average interest rate of 0.338%.

(e)	Securities sold short outstanding as of December 31, 2022 were as follows:

Description	Principal Amount	Value
Mortgage-Backed Securities - (1.4%)

Fannie Mae 2.000% due 01/12/53	$16,800,000	($13,674,007)
2.500% due 02/13/53	25,800,000	(21,875,343)

Total Securities Sold Short (Proceeds $35,563,875)		($35,549,350)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(f)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Euro-Bobl	03/23	147	$18,884,888	$18,213,966	($670,922)
U.S. Treasury 5-Year Notes	03/23	2,489	269,153,384	268,636,994	(516,390)
U.S. Treasury Ultra Long Bonds	03/23	62	8,415,138	8,327,375	(87,763)

					(1,275,075)

Short Futures Outstanding
Euro-BTP	03/23	53	6,639,827	6,179,448	460,379
Euro-Bund	03/23	580	87,760,885	82,531,014	5,229,871
Euro-Buxl	03/23	28	4,819,563	4,053,492	766,071
Euro-OAT	03/23	58	8,455,352	7,903,557	551,795
Japan 10-Year Bonds	03/23	96	108,354,276	106,401,707	1,952,569
U.S. Treasury 2-Year Notes	03/23	1,057	216,535,102	216,767,580	(232,478)
U.S. Treasury 10-Year Notes	03/23	63	7,093,812	7,074,703	19,109
U.S. Treasury 30-Year Bonds	03/23	18	2,255,459	2,256,188	(729)

					8,746,587

Total Futures Contracts					$7,471,512

(g)	Forward foreign currency contracts outstanding as of December 31, 2022 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
BRL	66,783,455	USD	12,724,294	01/23	CIT	$—	($75,313)
BRL	66,783,455	USD	12,673,585	02/23	CIT	—	(93,519)
CLP	109,278,390	USD	114,686	01/23	CIT	14,042	—
CNH	30,424,087	USD	4,390,200	05/23	UBS	48,404	—
EUR	971,000	USD	1,037,324	02/23	BOA	5,077	—
GBP	1,062,000	USD	1,298,951	02/23	BRC	—	(13,636)
GBP	846,000	USD	1,017,432	02/23	CIT	6,462	—
JPY	449,900,000	USD	3,378,059	02/23	BOA	69,119	—
MXN	54,380	USD	2,653	02/23	JPM	114	—
PEN	6,336,524	USD	1,644,377	01/23	SCB	22,356	—
PEN	2,465,966	USD	639,299	02/23	BOA	7,050	—
PEN	1,986,149	USD	506,348	03/23	CIT	13,338	—
PEN	19,431,878	USD	4,857,970	04/23	CIT	215,539	—
USD	1,191,611	AUD	1,780,000	02/23	CIT	—	(22,386)
USD	12,752,235	BRL	66,783,455	01/23	CIT	103,255	—
USD	1,441,348	BRL	7,778,813	02/23	CIT	—	(23,954)
USD	36,789,225	CAD	50,078,247	01/23	GSC	—	(196,370)
USD	497,225	CAD	667,000	01/23	HSB	4,593	—
USD	31,351	CNH	218,083	01/23	GSC	—	(198)
USD	4,656,963	CNH	31,252,879	05/23	HSB	97,445	—
USD	6,003,522	DKK	42,727,346	01/23	HSB	—	(150,016)
USD	46,451,591	EUR	44,797,000	02/23	BNP	—	(1,639,473)
USD	3,575,579	EUR	3,378,000	02/23	BOA	—	(50,816)
USD	65,207,646	GBP	55,259,000	02/23	BOA	—	(1,671,077)
USD	561,564	GBP	462,000	02/23	CIT	2,416	—
USD	2,919,279	JPY	405,400,000	02/23	HSB	—	(186,936)
USD	639,299	PEN	2,458,742	01/23	BOA	—	(7,244)
USD	1,689,918	PEN	6,787,050	01/23	CIT	—	(93,703)
USD	3,046,671	PEN	12,247,922	03/23	CIT	—	(161,319)
USD	4,998,438	PEN	19,739,730	04/23	CIT	—	(149,289)
USD	8,491,744	PEN	33,695,239	05/23	CIT	—	(284,196)

Total Forward Foreign Currency Contracts						$609,210	($4,819,445)

(h)	Purchased options outstanding as of December 31, 2022 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Cost	Value
Put - 1-Year Interest Rate Swap	Receive	SOFR	3.750%	09/11/23	MSC	$142,500,000	$1,083,000	$1,157,698
Put - 1-Year Interest Rate Swap	Receive	SOFR	3.750%	09/12/23	BOA	75,600,000	604,800	614,704

Total Purchased Options							$1,687,800	$1,772,402

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(i)	Premiums received and value of written options outstanding as of December 31, 2022 were as follows:

Interest Rate Swaptions

Description	Pay/Receive Floating Rate	Floating Rate Index	Exercise Rate	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - 10-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	2.547%	03/07/23	GSC	EUR 4,500,000	$98,969	($10,145)
Call - 10-Year Interest Rate Swap	Receive	6-Month EUR-LIBOR	2.067%	06/09/23	GSC	5,500,000	64,593	(14,105)
Call - 1-Year Interest Rate Swap	Receive	SOFR	2.910%	11/10/23	GSC	$9,300,000	61,729	(12,400)
Call - 1-Year Interest Rate Swap	Receive	SOFR	2.150%	11/20/23	GSC	9,600,000	33,480	(6,033)

							258,771	(42,683)

Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	2.547%	03/07/23	GSC	EUR 4,500,000	98,969	(284,226)
Put - 10-Year Interest Rate Swap	Pay	6-Month EUR-LIBOR	3.140%	06/09/23	GSC	5,500,000	76,014	(180,462)
Put - 1-Year Interest Rate Swap	Pay	SOFR	4.233%	09/11/23	MSC	$142,500,000	684,000	(733,546)
Put - 1-Year Interest Rate Swap	Pay	SOFR	4.715%	09/11/23	MSC	142,500,000	399,000	(422,883)
Put - 1-Year Interest Rate Swap	Pay	SOFR	4.250%	09/12/23	BOA	75,600,000	378,000	(382,400)
Put - 1-Year Interest Rate Swap	Pay	SOFR	4.750%	09/12/23	BOA	75,600,000	226,800	(215,120)
Put - 1-Year Interest Rate Swap	Pay	SOFR	2.910%	11/10/23	GSC	9,300,000	61,729	(122,315)
Put - 1-Year Interest Rate Swap	Pay	SOFR	3.650%	11/20/23	GSC	9,600,000	33,480	(74,385)

							1,957,992	(2,415,337)

Total Interest Rate Swaptions							$2,216,763	($2,458,020)

Options on Futures

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Put - Eurodollar	$96.50	12/18/23	CME	507	$122,313,750	$529,538	($1,787,175)

Options on Securities

Description	Exercise Price	Expiration Date	Counter- party	Notional Amount	Premium	Value
Call - Fannie Mae 5.500% due 02/13/53	$101.81	02/06/23	BOA	$3,400,000	$20,718	($7,301)
Call - Fannie Mae 5.500% due 02/13/53	102.00	02/06/23	BOA	2,300,000	14,016	(4,080)

					34,734	(11,381)

Put - Fannie Mae 5.500% due 02/13/53	99.81	02/06/23	BOA	3,400,000	22,844	(21,363)
Put - Fannie Mae 5.500% due 02/13/53	100.00	02/06/23	BOA	2,300,000	15,453	(16,081)

					38,297	(37,444)

Total Options on Securities					$73,031	($48,825)

Total Written Options					$2,819,332	($4,294,020)

(j)	Swap agreements outstanding as of December 31, 2022 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Counter- party	Implied Credit Spread at 12/31/22 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
South Africa Government	Q	1.000%	06/20/24	GSC	1.155%	$4,600,000	($8,717)	($56,524)	$47,807
South Africa Government	Q	1.000%	12/20/26	MSC	2.103%	9,400,000	(364,232)	(341,271)	(22,961)
Colombia Government International Bond	Q	1.000%	06/20/27	GSC	2.538%	4,600,000	(273,980)	(161,537)	(112,443)
Colombia Government International Bond	Q	1.000%	06/20/27	MSC	2.538%	1,600,000	(95,297)	(77,323)	(17,974)
Colombia Government International Bond	Q	1.000%	12/20/27	GSC	2.715%	2,100,000	(152,372)	(179,278)	26,906
Colombia Government International Bond	Q	1.000%	12/20/27	MSC	2.715%	1,900,000	(137,861)	(162,204)	24,343

							(1,032,459)	(978,137)	(54,322)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Implied Credit Spread at 12/31/22 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Bank PLC	Q	1.000%	12/20/23	ICE	0.746%	EUR 2,400,000	$7,058	$2,680	$4,378
General Electric Co.	Q	1.000%	12/20/23	ICE	0.438%	$2,900,000	16,452	(26,139)	42,591
General Electric Co.	Q	1.000%	06/20/24	ICE	0.522%	3,950,000	28,131	(23,566)	51,697
General Electric Co.	Q	1.000%	12/20/24	ICE	0.564%	2,200,000	18,782	(13,724)	32,506
Boeing Co.	Q	1.000%	06/20/25	ICE	1.165%	6,900,000	(24,158)	(87,103)	62,945
Rolls-Royce PLC	Q	1.000%	06/20/25	ICE	2.473%	EUR 7,700,000	(280,459)	(596,088)	315,629
Verizon Communications, Inc.	Q	1.000%	12/20/26	ICE	1.009%	$7,300,000	(165)	132,382	(132,547)
British Telecommunications PLC	Q	1.000%	06/20/28	ICE	1.674%	EUR 6,200,000	(212,205)	(26,198)	(186,007)

							(446,564)	(637,756)	191,192

Total Credit Default Swaps on Corporate and Sovereign Issues – Sell Protection							($1,479,023)	($1,615,893)	$136,870

Credit Default Swaps on Credit Indices - Buy Protection (4)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX HY35 5Y	Q	5.000%	12/20/25	ICE	$2,475,000	($72,038)	($105,057)	$33,019
CDX HY36 5Y	Q	5.000%	06/20/26	ICE	4,752,000	(145,739)	(306,818)	161,079
CDX IG39 5Y	Q	1.000%	12/20/27	ICE	88,900,000	(735,703)	(626,319)	(109,384)
CDX iTraxx Main HY38 5Y	Q	1.000%	12/20/27	ICE	EUR 24,300,000	(119,525)	211,306	(330,831)

						($1,073,005)	($826,888)	($246,117)

Total Credit Default Swaps						($2,552,028)	($2,442,781)	($109,247)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Interest Rate Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.000%	1-Day JPY-TONAR	A/A	LCH	03/17/24	JPY 21,440,000,000	($221,484)	$159,154	($380,638)
12.600%	Brazil CETIP Interbank	Z/Z	CME	01/02/25	BRL 308,100,000	(224,321)	—	(224,321)
11.960%	Brazil CETIP Interbank	Z/Z	CME	01/04/27	33,800,000	(113,888)	—	(113,888)
11.980%	Brazil CETIP Interbank	Z/Z	CME	01/04/27	39,600,000	(129,284)	—	(129,284)
12.980%	Brazil CETIP Interbank	Z/Z	CME	01/04/27	35,200,000	73,010	—	73,010
12.990%	Brazil CETIP Interbank	Z/Z	CME	01/04/27	17,600,000	37,265	—	37,265
13.024%	Brazil CETIP Interbank	Z/Z	CME	01/04/27	17,600,000	39,847	—	39,847
1.788%	1-Day USD-SOFR	A/A	LCH	05/03/27	$ 21,500,000	(1,819,697)	(65,056)	(1,754,641)
1.000%	6-Month EUR-LIBOR	A/S	LCH	05/18/27	EUR 29,000,000	(2,677,775)	(514,055)	(2,163,720)
2.850%	1-Day USD-SOFR	A/A	LCH	08/29/27	$ 50,500,000	(2,079,618)	(243,483)	(1,836,135)
1.750%	6-Month EUR-LIBOR	A/S	LCH	03/15/33	EUR 87,300,000	(11,634,321)	(762,283)	(10,872,038)
0.450%	1-Day JPY-TONAR	A/A	LCH	12/15/51	JPY 310,000,000	(514,401)	(217,560)	(296,841)

						($19,264,667)	($1,643,283)	($17,621,384)

Interest Rate Swaps - Short

Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4.270%	1-Day USD-SOFR	A/A	LCH	09/13/24	$ 31,400,000	$41,602	$—	$41,602
4.350%	1-Day USD-SOFR	A/A	LCH	09/14/24	18,900,000	9,715	—	9,715
11.663%	Brazil CETIP Interbank	Z/Z	CME	01/02/25	BRL 307,400,000	934,616	—	934,616
1.750%	1-Day USD-SOFR	A/A	CME	06/15/32	$ 34,800,000	5,226,227	5,086,268	139,959
0.750%	1-Day JPY-TONAR	S/S	LCH	03/20/38	JPY 50,000,000	22,249	(17,738)	39,987
0.800%	1-Day JPY-TONAR	S/S	LCH	10/22/38	220,000,000	95,108	112	94,996
0.705%	1-Day JPY-TONAR	S/S	LCH	10/31/38	170,000,000	92,228	8,815	83,413
0.785%	1-Day JPY-TONAR	S/S	LCH	11/12/38	310,000,000	141,434	893	140,541
0.750%	1-Day JPY-TONAR	S/S	LCH	12/20/38	42,800,000	21,765	(18,551)	40,316
0.500%	1-Day JPY-TONAR	A/A	LCH	03/15/42	2,459,000,000	2,349,419	684,422	1,664,997
0.662%	1-Day JPY-TONAR	A/A	LCH	04/19/42	138,000,000	102,427	—	102,427
0.800%	1-Day JPY-TONAR	A/A	LCH	06/15/52	3,770,000,000	3,740,020	(6,857)	3,746,877
1.750%	1-Day USD-SOFR	A/A	CME	12/21/52	$ 11,600,000	3,194,825	2,127,511	1,067,314
2.000%	1-Day GBP-SONIA	A/A	LCH	03/15/53	GBP 8,500,000	2,691,601	2,609,051	82,550

						$18,663,236	$10,473,926	$8,189,310

Total Interest Rate Swaps						($601,431)	$8,830,643	($9,432,074)

Total Swap Agreements						($3,153,459)	$6,387,862	($9,541,321)

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Swap Agreements
Assets	$—	$99,056
Liabilities	(978,137)	(153,378)
Centrally Cleared Swap Agreements (1)
Assets	11,022,594	9,043,276
Liabilities	(3,656,595)	(18,530,275)

	$6,387,862	($9,541,321)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MANAGED BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(k)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stock	$208,205	$208,205	$—	$—
	Corporate Bonds & Notes	803,274,302	—	803,274,302	—
	Mortgage-Backed Securities	1,166,849,748	—	1,166,849,748	—
	Asset-Backed Securities	367,187,994	—	367,187,994	—
	U.S. Government Agency Issue	32,188,709	—	32,188,709	—
	U.S. Treasury Obligations	415,694,376	—	415,694,376	—
	Foreign Government Bonds & Notes	36,023,104	—	36,023,104	—
	Municipal Bonds	967,951	—	967,951	—
	Short-Term Investments	270,261,858	—	270,261,858	—
	Derivatives:
	Credit Contracts
	Swaps	802,900	—	802,900	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	609,210	—	609,210	—
	Interest Rate Contracts
	Futures	8,979,794	8,979,794	—	—
	Purchased Options	1,772,402	—	1,772,402	—
	Swaps	8,339,432	—	8,339,432	—

	Total Interest Rate Contracts	19,091,628	8,979,794	10,111,834	—

	Total Asset - Derivatives	20,503,738	8,979,794	11,523,944	—

	Total Assets	3,113,159,985	9,187,999	3,103,971,986	—

Liabilities	Securities Sold Short
	Mortgage-Backed Securities	(35,549,350)	—	(35,549,350)	—
	Derivatives:
	Credit Contracts
	Swaps	(912,147)	—	(912,147)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(4,819,445)	—	(4,819,445)	—
	Interest Rate Contracts
	Futures	(1,508,282)	(1,508,282)	—	—
	Written Options	(4,294,020)	—	(4,294,020)	—
	Swaps	(17,771,506)	—	(17,771,506)	—

	Total Interest Rate Contracts	(23,573,808)	(1,508,282)	(22,065,526)	—

	Total Liabilities - Derivatives	(29,305,400)	(1,508,282)	(27,797,118)	—

	Total Liabilities	(64,854,750)	(1,508,282)	(63,346,468)	—

	Total	$3,048,305,235	$7,679,717	$3,040,625,518	$—

The following is a reconciliation of investments for significant unobservable inputs (Level 3) used in valuing the Fund’s assets and liabilities for the year ended December 31, 2022:

Preferred Stocks
Value, Beginning of Year	$29,927,724
Purchases	—
Sales (Includes Paydowns)	(28,852,133)
Accrued Discounts (Premiums)	—
Net Realized Gains (Losses)	(2,200,444)
Change in Net Unrealized Appreciation (Depreciation)	1,124,853
Transfers In	—
Transfers Out	—

Value, End of Year	$—

Change in Net Unrealized Appreciation (Depreciation) on Level 3 Investments Held at the End of Year, if Applicable	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments

December 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 48.6%

Basic Materials - 1.9%

Alfa SAB de CV 5.900% due 07/05/24	$3,120,000	$3,120,846
ArcelorMittal SA (Luxembourg) 3.600% due 07/16/24	785,000	761,231
Celanese US Holdings LLC 6.050% due 03/15/25	3,855,000	3,843,260
Celulosa Arauco y Constitucion SA (Chile) 4.500% due 08/01/24	1,300,000	1,282,166
Ecolab, Inc. 1.650% due 02/01/27	750,000	664,982
5.250% due 01/15/28	1,910,000	1,949,535
LG Chem Ltd. (South Korea) 3.250% due 10/15/24 ~	3,000,000	2,880,775
LYB International Finance III LLC 1.250% due 10/01/25	1,643,000	1,467,340
Nucor Corp. 2.000% due 06/01/25	670,000	624,127
3.950% due 05/23/25	880,000	861,775
POSCO Holdings, Inc. (South Korea) 2.375% due 01/17/23 ~	1,055,000	1,053,955
4.375% due 08/04/25 ~	2,000,000	1,938,239
Sherwin-Williams Co. 4.050% due 08/08/24	480,000	473,023
4.250% due 08/08/25	720,000	708,162
Westlake Corp. 0.875% due 08/15/24	365,000	339,129

		21,968,545

Communications - 3.1%

Charter Communications Operating LLC/Charter Communications Operating Capital
4.908% due 07/23/25	6,699,000	6,572,174
Comcast Corp. 3.950% due 10/15/25	250,000	245,094
Cox Communications, Inc. 3.150% due 08/15/24 ~	3,206,000	3,087,331
KT Corp. (South Korea) 4.000% due 08/08/25 ~	1,680,000	1,635,879
NBN Co. Ltd. (Australia) 1.450% due 05/05/26 ~	3,725,000	3,290,897
NTT Finance Corp. (Japan) 0.583% due 03/01/24 ~	1,065,000	1,010,053
4.142% due 07/26/24 ~	440,000	433,291
4.239% due 07/25/25 ~	385,000	378,421
Rogers Communications, Inc. (Canada) 3.200% due 03/15/27 ~	2,345,000	2,173,242
SES SA (Luxembourg) 3.600% due 04/04/23 ~	1,670,000	1,659,093
Sky Ltd. (United Kingdom) 3.750% due 09/16/24 ~	4,630,000	4,522,510
T-Mobile USA, Inc. 2.250% due 02/15/26	1,895,000	1,727,313
3.500% due 04/15/25	1,940,000	1,867,389
Verizon Communications, Inc. 0.850% due 11/20/25	3,120,000	2,785,801
1.450% due 03/20/26	2,550,000	2,292,131
2.625% due 08/15/26	2,860,000	2,643,003

		36,323,622

Consumer, Cyclical - 4.5%

7-Eleven, Inc. 0.625% due 02/10/23 ~	795,000	790,959
0.800% due 02/10/24 ~	1,285,000	1,223,378
American Airlines Pass-Through Trust Class B 3.700% due 04/15/27	893,836	804,389

	Principal Amount	Value
AutoZone, Inc. 3.625% due 04/15/25	$920,000	$890,979
Brunswick Corp. 0.850% due 08/18/24	2,440,000	2,255,774
Daimler Trucks Finance North America LLC (Germany) 1.625% due 12/13/24 ~	2,015,000	1,871,456
General Motors Co. 4.875% due 10/02/23	1,265,000	1,261,445
General Motors Financial Co., Inc. 2.900% due 02/26/25	3,270,000	3,099,833
Genuine Parts Co. 1.750% due 02/01/25	765,000	714,857
Hasbro, Inc. 3.000% due 11/19/24	3,550,000	3,413,279
Hyatt Hotels Corp. 1.300% due 10/01/23	1,150,000	1,118,200
Hyundai Capital America 0.800% due 01/08/24 ~	1,570,000	1,494,171
0.875% due 06/14/24 ~	1,415,000	1,320,557
1.000% due 09/17/24 ~	905,000	836,711
2.375% due 02/10/23 ~	3,340,000	3,332,615
Hyundai Capital Services, Inc. (South Korea) 2.125% due 04/24/25 ~	710,000	649,827
Lowe’s Cos., Inc. 3.350% due 04/01/27	575,000	540,666
4.400% due 09/08/25	2,050,000	2,021,494
Marriott International, Inc. 3.125% due 02/15/23	685,000	683,251
Mercedes-Benz Finance North America LLC (Germany) 1.750% due 03/10/23 ~	3,105,000	3,086,693
Nissan Motor Acceptance Co. LLC 3.875% due 09/21/23 ~	250,000	245,446
Nissan Motor Co. Ltd. (Japan) 3.043% due 09/15/23 ~	3,960,000	3,880,993
Nordstrom, Inc. 2.300% due 04/08/24	320,000	300,421
QVC, Inc. 4.850% due 04/01/24	2,385,000	2,210,299
Ross Stores, Inc. 4.600% due 04/15/25	4,315,000	4,290,405
Stellantis Finance US, Inc. 1.711% due 01/29/27 ~	1,390,000	1,194,617
United Airlines Pass-Through Trust Class B 3.500% due 11/01/29	536,390	462,674
Volkswagen Group of America Finance LLC (Germany) 0.875% due 11/22/23 ~	1,415,000	1,361,562
3.125% due 05/12/23 ~	680,000	674,666
3.950% due 06/06/25 ~	1,265,000	1,225,321
Warnermedia Holdings, Inc. 3.755% due 03/15/27 ~	5,230,000	4,717,214

		51,974,152

Consumer, Non-Cyclical - 7.8%

AbbVie, Inc. 2.600% due 11/21/24	7,590,000	7,266,509
2.950% due 11/21/26	3,805,000	3,543,911
3.200% due 05/14/26	335,000	317,603
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.650% due 02/01/26	860,000	828,659
Astrazeneca Finance LLC (United Kingdom) 1.200% due 05/28/26	2,930,000	2,612,165
BAT International Finance PLC (United Kingdom)
1.668% due 03/25/26	2,095,000	1,858,660
4.448% due 03/16/28	3,390,000	3,145,642
Bayer US Finance II LLC (Germany) 3.875% due 12/15/23 ~	3,750,000	3,697,137

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Becton Dickinson & Co. 3.363% due 06/06/24	$1,616,000	$1,580,050
3.734% due 12/15/24	523,000	510,395
Cardinal Health, Inc. 3.079% due 06/15/24	1,285,000	1,249,334
3.200% due 03/15/23	1,530,000	1,525,795
3.500% due 11/15/24	2,100,000	2,039,977
Coca-Cola Europacific Partners PLC (United Kingdom) 0.800% due 05/03/24 ~	4,235,000	3,979,652
CSL Finance PLC (Australia) 3.850% due 04/27/27 ~	655,000	627,616
CVS Health Corp. 2.875% due 06/01/26	900,000	841,248
3.000% due 08/15/26	760,000	710,876
Diageo Capital PLC (United Kingdom) 1.375% due 09/29/25	1,300,000	1,193,285
5.200% due 10/24/25	1,100,000	1,115,201
Elevance Health, Inc. 2.375% due 01/15/25	780,000	741,026
5.350% due 10/15/25	555,000	561,726
HCA, Inc. 3.125% due 03/15/27 ~	1,955,000	1,780,301
Health Care Service Corp. A Mutual Legal Reserve Co. 1.500% due 06/01/25 ~	3,045,000	2,800,307
HPHT Finance 19 Ltd. (Hong Kong) 2.875% due 11/05/24 ~	1,880,000	1,795,909
HPHT Finance 21 II Ltd. (Hong Kong) 1.500% due 09/17/26 ~	2,000,000	1,750,180
Humana, Inc. 0.650% due 08/03/23	1,140,000	1,110,863
1.350% due 02/03/27	450,000	389,699
3.850% due 10/01/24	1,470,000	1,441,385
4.500% due 04/01/25	2,015,000	1,992,329
5.750% due 03/01/28	325,000	332,441
Imperial Brands Finance PLC (United Kingdom) 3.125% due 07/26/24 ~	2,825,000	2,702,338
4.250% due 07/21/25 ~	915,000	874,699
JDE Peet’s NV (Netherlands) 0.800% due 09/24/24 ~	1,060,000	968,819
Mondelez International Holdings Netherlands BV 4.250% due 09/15/25 ~	910,000	898,068
Mondelez International, Inc. 2.625% due 03/17/27	1,395,000	1,266,714
Moody’s Corp. 3.750% due 03/24/25	2,185,000	2,126,268
PeaceHealth Obligated Group 1.375% due 11/15/25	455,000	408,260
PerkinElmer, Inc. 0.550% due 09/15/23	1,385,000	1,341,961
0.850% due 09/15/24	2,640,000	2,448,127
Perrigo Finance Unlimited Co. 3.900% due 12/15/24	5,480,000	5,186,053
Philip Morris International, Inc. 5.000% due 11/17/25	905,000	910,072
5.125% due 11/15/24	1,775,000	1,778,653
Royalty Pharma PLC 0.750% due 09/02/23	1,865,000	1,807,271
S&P Global, Inc. 2.450% due 03/01/27 ~	3,790,000	3,466,981
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	930,000	914,214
Triton Container International Ltd. (Bermuda) 0.800% due 08/01/23 ~	2,770,000	2,673,859
UnitedHealth Group, Inc. 3.700% due 05/15/27	1,955,000	1,894,233
5.150% due 10/15/25	1,605,000	1,625,047
5.250% due 02/15/28	1,150,000	1,177,721

	Principal Amount	Value
Viatris, Inc. 1.650% due 06/22/25	$1,010,000	$915,650
Zoetis, Inc. 5.400% due 11/14/25	1,375,000	1,403,969

		90,128,858

Diversified - 0.2%

CK Hutchison International 17 II Ltd. (United Kingdom) 2.750% due 03/29/23 ~	2,200,000	2,188,167

Energy - 3.6%

Aker BP ASA (Norway) 3.000% due 01/15/25 ~	2,015,000	1,912,181
Canadian Natural Resources Ltd. (Canada) 2.050% due 07/15/25	2,845,000	2,649,478
Cheniere Corpus Christi Holdings LLC 5.875% due 03/31/25	2,805,000	2,823,967
7.000% due 06/30/24	4,035,000	4,086,723
Devon Energy Corp. 8.250% due 08/01/23	1,005,000	1,018,882
Enbridge, Inc. (Canada) 2.150% due 02/16/24	2,350,000	2,268,636
2.500% due 01/15/25	2,305,000	2,182,434
2.500% due 02/14/25	1,130,000	1,066,993
Energy Transfer LP 2.900% due 05/15/25	440,000	414,755
3.450% due 01/15/23	200,000	199,836
3.600% due 02/01/23	675,000	673,725
4.200% due 09/15/23	510,000	506,942
4.250% due 03/15/23	3,225,000	3,217,375
4.250% due 04/01/24	135,000	132,636
4.900% due 02/01/24	485,000	482,453
5.875% due 01/15/24	4,465,000	4,477,635
Eni SpA (Italy) 4.000% due 09/12/23 ~	3,395,000	3,348,452
Gray Oak Pipeline LLC 2.000% due 09/15/23 ~	455,000	442,748
2.600% due 10/15/25 ~	910,000	826,137
Pioneer Natural Resources Co. 0.550% due 05/15/23	1,280,000	1,259,109
Plains All American Pipeline LP/PAA Finance Corp. 2.850% due 01/31/23	2,688,000	2,683,859
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	1,790,000	1,793,868
5.750% due 05/15/24	1,688,000	1,689,321
Schlumberger Finance Canada Ltd. 1.400% due 09/17/25	680,000	623,531
Williams Cos., Inc. 4.300% due 03/04/24	565,000	558,427

		41,340,103

Financial - 19.8%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650% due 10/29/24	2,695,000	2,487,681
4.125% due 07/03/23	1,847,000	1,834,293
4.500% due 09/15/23	2,095,000	2,081,827
4.875% due 01/16/24	1,505,000	1,491,259
Air Lease Corp. 2.250% due 01/15/23	1,480,000	1,478,611
American Express Co. 2.250% due 03/04/25	3,305,000	3,122,200
American International Group, Inc. 2.500% due 06/30/25	1,910,000	1,799,852
American Tower Corp. 2.400% due 03/15/25	1,230,000	1,158,165
Athene Global Funding 1.716% due 01/07/25 ~	3,235,000	2,987,048

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
2.514% due 03/08/24 ~	$3,935,000	$3,772,153
Avolon Holdings Funding Ltd. (Ireland) 2.125% due 02/21/26 ~	1,635,000	1,408,931
2.875% due 02/15/25 ~	1,700,000	1,571,733
3.950% due 07/01/24 ~	560,000	536,407
5.125% due 10/01/23 ~	1,890,000	1,869,351
Banco Bilbao Vizcaya Argentaria SA (Spain) 0.875% due 09/18/23	4,200,000	4,068,486
Banco del Estado de Chile (Chile) 2.704% due 01/09/25 ~	1,010,000	955,064
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand (Mexico) 5.375% due 04/17/25 ~	2,355,000	2,335,453
Banco Santander SA (Spain) 0.701% due 06/30/24	200,000	194,513
3.496% due 03/24/25	2,200,000	2,120,326
Bank of America Corp. 0.976% due 04/22/25	2,225,000	2,087,155
1.734% due 07/22/27	1,600,000	1,403,754
1.843% due 02/04/25	1,580,000	1,515,522
3.384% due 04/02/26	1,905,000	1,820,961
3.841% due 04/25/25	1,360,000	1,328,498
Bank of Ireland Group PLC (Ireland) 4.500% due 11/25/23 ~	5,470,000	5,418,296
Bank of Montreal (Canada) 3.700% due 06/07/25	2,475,000	2,403,921
4.250% due 09/14/24	1,215,000	1,199,623
Bank of New York Mellon Corp. 4.414% due 07/24/26	1,590,000	1,567,321
Banque Federative du Credit Mutuel SA (France) 0.650% due 02/27/24 ~	2,045,000	1,936,895
0.998% due 02/04/25 ~	2,350,000	2,148,991
Barclays PLC (United Kingdom) 1.007% due 12/10/24	1,835,000	1,747,408
4.338% due 05/16/24	1,380,000	1,370,599
5.304% due 08/09/26	1,005,000	998,485
7.325% due 11/02/26	1,170,000	1,213,165
BDO Unibank, Inc. (Philippines) 2.950% due 03/06/23 ~	3,700,000	3,671,232
BPCE SA (France) 5.700% due 10/22/23 ~	5,665,000	5,624,115
Brighthouse Financial Global Funding 0.600% due 06/28/23 ~	1,780,000	1,736,385
1.000% due 04/12/24 ~	1,785,000	1,681,692
Capital One Financial Corp. 2.636% due 03/03/26	1,975,000	1,851,468
3.500% due 06/15/23	965,000	959,330
3.900% due 01/29/24	1,290,000	1,274,378
4.985% due 07/24/26	1,430,000	1,401,937
Charles Schwab Corp. 2.450% due 03/03/27	3,705,000	3,383,078
Citigroup, Inc. 0.981% due 05/01/25	1,850,000	1,733,344
3.106% due 04/08/26	1,845,000	1,748,008
4.140% due 05/24/25	1,780,000	1,746,503
CNO Global Funding 1.650% due 01/06/25 ~	1,830,000	1,696,802
1.750% due 10/07/26 ~	2,270,000	1,993,264
Corebridge Financial, Inc. 3.500% due 04/04/25 ~	1,495,000	1,434,491
Credicorp Ltd. (Peru) 2.750% due 06/17/25 ~	665,000	621,782
Credit Suisse AG (Switzerland) 0.495% due 02/02/24	1,930,000	1,785,550
1.000% due 05/05/23	3,030,000	2,960,134
6.373% due 07/15/26 ~	1,840,000	1,729,119
Crown Castle International Corp. REIT 1.050% due 07/15/26	2,400,000	2,076,538
2.900% due 03/15/27	1,635,000	1,489,527
3.150% due 07/15/23	1,140,000	1,127,488

	Principal Amount	Value
Danske Bank AS (Denmark) 1.226% due 06/22/24 ~	$3,065,000	$2,863,053
3.773% due 03/28/25 ~	1,335,000	1,294,184
5.375% due 01/12/24 ~	1,630,000	1,617,159
Equitable Financial Life Global Funding 1.100% due 11/12/24 ~	1,820,000	1,687,422
Fifth Third Bank NA 5.852% due 10/27/25	2,240,000	2,264,226
First American Financial Corp. 4.600% due 11/15/24	615,000	605,306
Goldman Sachs Group, Inc. 0.657% due 09/10/24	2,430,000	2,338,397
0.673% due 03/08/24	2,605,000	2,577,122
0.925% due 10/21/24	1,090,000	1,044,558
1.757% due 01/24/25	490,000	469,205
3.500% due 04/01/25	2,170,000	2,088,611
4.482% due 08/23/28	1,445,000	1,387,292
HSBC Holdings PLC (United Kingdom) 1.162% due 11/22/24	1,185,000	1,129,068
1.645% due 04/18/26	1,375,000	1,242,226
2.099% due 06/04/26	1,585,000	1,443,728
Jackson Financial, Inc. 1.125% due 11/22/23	2,155,000	2,075,749
Jackson National Life Global Funding 1.750% due 01/12/25 ~	2,135,000	1,983,106
JPMorgan Chase & Co. 0.824% due 06/01/25	2,030,000	1,893,341
2.083% due 04/22/26	3,500,000	3,252,018
4.080% due 04/26/26	2,170,000	2,108,813
4.778% (SOFR + 0.885%) due 04/22/27 §	1,150,000	1,126,141
KeyCorp 3.878% due 05/23/25	740,000	724,464
LeasePlan Corp. NV (Netherlands) 2.875% due 10/24/24 ~	1,440,000	1,352,167
Lloyds Banking Group PLC (United Kingdom) 4.500% due 11/04/24	1,025,000	1,000,983
LSEGA Financing PLC (United Kingdom) 0.650% due 04/06/24 ~	2,875,000	2,700,312
Marsh & McLennan Cos., Inc. 3.875% due 03/15/24	1,815,000	1,790,681
Mitsubishi UFJ Financial Group, Inc. (Japan) 0.953% due 07/19/25	3,500,000	3,254,112
5.063% due 09/12/25	790,000	784,891
Morgan Stanley 0.529% due 01/25/24	1,745,000	1,733,339
0.731% due 04/05/24	2,085,000	2,055,312
1.164% due 10/21/25	1,550,000	1,427,827
2.630% due 02/18/26	1,870,000	1,757,392
3.620% due 04/17/25	2,660,000	2,596,977
NatWest Markets PLC (United Kingdom) 0.800% due 08/12/24 ~	1,055,000	978,067
2.375% due 05/21/23 ~	2,970,000	2,932,630
3.479% due 03/22/25 ~	875,000	837,450
Northwestern Mutual Global Funding 4.350% due 09/15/27 ~	1,440,000	1,404,432
Park Aerospace Holdings Ltd. (Ireland) 4.500% due 03/15/23 ~	120,000	119,713
5.500% due 02/15/24 ~	505,000	498,640
PNC Financial Services Group, Inc. 5.671% due 10/28/25	2,170,000	2,194,648
Principal Life Global Funding II 0.750% due 04/12/24 ~	1,230,000	1,162,398
Public Storage REIT 4.363% (SOFR + 0.470%) due 04/23/24 §	1,045,000	1,037,813
QNB Finance Ltd. (Qatar) 2.625% due 05/12/25 ~	1,280,000	1,211,616
3.500% due 03/28/24 ~	2,320,000	2,273,004

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Santander Holdings USA, Inc. 2.490% due 01/06/28	$1,430,000	$1,228,813
SBA Tower Trust REIT 1.631% due 05/15/51 ~	1,045,000	889,064
1.884% due 07/15/50 ~	725,000	638,578
2.836% due 01/15/50 ~	2,045,000	1,928,818
6.599% due 01/15/28 ~	990,000	994,255
Simon Property Group LP REIT 2.000% due 09/13/24	899,000	854,442
3.375% due 10/01/24	1,850,000	1,796,235
Societe Generale SA (France) 2.625% due 10/16/24 ~	335,000	317,235
Standard Chartered PLC (United Kingdom) 0.991% due 01/12/25 ~	900,000	850,650
1.822% due 11/23/25 ~	925,000	845,479
3.885% due 03/15/24 ~	395,000	393,129
3.950% due 01/11/23 ~	3,050,000	3,048,683
Svenska Handelsbanken AB (Sweden) 0.550% due 06/11/24 ~	1,520,000	1,426,065
1.418% due 06/11/27 ~	1,465,000	1,284,883
Swedbank AB (Sweden) 1.300% due 06/02/23 ~	2,205,000	2,165,773
Synchrony Financial 4.250% due 08/15/24	4,015,000	3,925,311
Toronto-Dominion Bank (Canada) 0.700% due 09/10/24	2,920,000	2,719,334
Truist Financial Corp. 4.679% (SOFR + 0.400%) due 06/09/25 §	1,495,000	1,464,271
UBS Group AG (Switzerland) 1.008% due 07/30/24 ~	2,455,000	2,387,666
1.494% due 08/10/27 ~	775,000	667,730
4.488% due 05/12/26 ~	610,000	596,740
4.490% due 08/05/25 ~	1,925,000	1,893,131
US Bancorp 4.548% due 07/22/28	2,510,000	2,455,442
5.727% due 10/21/26	960,000	978,816
Wells Fargo & Co. 1.654% due 06/02/24	1,780,000	1,751,538
2.188% due 04/30/26	1,575,000	1,467,143
3.526% due 03/24/28	1,245,000	1,155,120
3.908% due 04/25/26	2,010,000	1,955,309
4.540% due 08/15/26	1,815,000	1,780,433
Western Union Co. 2.850% due 01/10/25	3,445,000	3,282,743

		228,622,534

Industrial - 1.8%

Amcor Flexibles North America, Inc. 4.000% due 05/17/25	1,320,000	1,286,136
Amphenol Corp. 2.050% due 03/01/25	1,580,000	1,486,484
Canadian Pacific Railway Co. (Canada) 1.350% due 12/02/24	2,510,000	2,341,377
1.750% due 12/02/26	1,100,000	981,767
Carrier Global Corp. 2.242% due 02/15/25	449,000	423,286
DAE Funding LLC (United Arab Emirates) 1.550% due 08/01/24 ~	990,000	920,609
GATX Corp. 3.900% due 03/30/23	440,000	438,106
4.350% due 02/15/24	1,905,000	1,877,700
Kansas City Southern 3.000% due 05/15/23	1,940,000	1,923,193
Martin Marietta Materials, Inc. 0.650% due 07/15/23	855,000	833,134
Otis Worldwide Corp. 2.056% due 04/05/25	1,870,000	1,751,190
Parker-Hannifin Corp. 3.650% due 06/15/24	2,800,000	2,741,247

	Principal Amount	Value
Republic Services, Inc. 2.500% due 08/15/24	$1,575,000	$1,510,281
SMBC Aviation Capital Finance DAC (Ireland) 3.550% due 04/15/24 ~	1,145,000	1,107,427
4.125% due 07/15/23 ~	766,000	758,081

		20,380,018

Technology - 2.8%

CDW LLC/CDW Finance Corp. 5.500% due 12/01/24	655,000	656,088
Fidelity National Information Services, Inc. 0.600% due 03/01/24	1,225,000	1,159,665
4.500% due 07/15/25	955,000	937,351
Fiserv, Inc. 2.750% due 07/01/24	3,345,000	3,233,291
3.800% due 10/01/23	1,070,000	1,058,918
Fortinet, Inc. 1.000% due 03/15/26	1,490,000	1,305,984
HCL America, Inc. (India) 1.375% due 03/10/26 ~	3,900,000	3,453,535
Marvell Technology, Inc. 4.200% due 06/22/23	2,070,000	2,058,424
Microchip Technology, Inc. 0.972% due 02/15/24	2,770,000	2,631,656
0.983% due 09/01/24	2,050,000	1,899,489
2.670% due 09/01/23	2,125,000	2,085,937
NXP BV/NXP Funding LLC/NXP USA, Inc. (China) 2.700% due 05/01/25	1,330,000	1,253,173
3.875% due 06/18/26	950,000	903,670
4.400% due 06/01/27	255,000	244,798
4.875% due 03/01/24	1,605,000	1,593,455
Oracle Corp. 5.800% due 11/10/25	925,000	946,736
Qorvo, Inc. 1.750% due 12/15/24 ~	960,000	885,360
Roper Technologies, Inc. 1.000% due 09/15/25	510,000	457,437
2.350% due 09/15/24	670,000	640,139
Skyworks Solutions, Inc. 0.900% due 06/01/23	650,000	637,237
Take-Two Interactive Software, Inc. 3.300% due 03/28/24	1,590,000	1,553,590
3.550% due 04/14/25	535,000	515,335
VMware, Inc. 0.600% due 08/15/23	1,375,000	1,339,412
Workday, Inc. 3.500% due 04/01/27	880,000	823,751

		32,274,431

Utilities - 3.1%

AES Corp. 3.300% due 07/15/25 ~	1,565,000	1,478,331
Alexander Funding Trust 1.841% due 11/15/23 ~	1,885,000	1,806,368
APA Infrastructure Ltd. (Australia) 4.200% due 03/23/25 ~	3,605,000	3,483,979
DTE Energy Co. 4.220% due 11/01/24	1,710,000	1,682,072
Edison International 2.950% due 03/15/23	1,520,000	1,514,143
Enel Finance International NV (Italy) 1.375% due 07/12/26 ~	2,330,000	2,010,714
2.650% due 09/10/24 ~	520,000	497,870
6.800% due 10/14/25 ~	300,000	308,372
Israel Electric Corp. Ltd. (Israel) 5.000% due 11/12/24 ~	1,750,000	1,735,326
6.875% due 06/21/23 ~	565,000	568,529
NextEra Energy Capital Holdings, Inc. 1.875% due 01/15/27	2,360,000	2,092,046
4.450% due 06/20/25	1,695,000	1,675,633

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
NRG Energy, Inc. 3.750% due 06/15/24 ~	$1,125,000	$1,084,151
Pacific Gas and Electric Co. 3.500% due 06/15/25	2,010,000	1,898,253
Sempra Energy 3.300% due 04/01/25	1,275,000	1,223,750
Southern California Gas Co. 2.950% due 04/15/27	1,395,000	1,288,516
Tenaga Nasional Bhd (Malaysia) 7.500% due 11/01/25	1,200,000	1,249,080
Vistra Operations Co. LLC 3.550% due 07/15/24 ~	7,955,000	7,634,268
5.125% due 05/13/25 ~	1,985,000	1,944,675

		35,176,076

Total Corporate Bonds & Notes (Cost $588,207,932)		560,376,506

MORTGAGE-BACKED SECURITIES - 18.3%

Collateralized Mortgage Obligations - Commercial - 6.6%

280 Park Avenue Mortgage Trust 5.117% (USD LIBOR + 0.880%) due 09/15/34 § ~	1,640,000	1,600,275
BAMLL Commercial Mortgage Securities Trust 3.490% due 04/14/33 ~	1,775,000	1,630,700
5.168% (USD LIBOR + 0.850%) due 09/15/34 § ~	4,770,000	4,683,803
6.318% (USD LIBOR + 2.000%) due 09/15/38 § ~	1,570,000	1,435,370
Bank 2.056% due 11/15/62	307,474	299,131
2.263% due 08/15/61	451,548	422,221
BCP Trust 5.117% (USD LIBOR + 0.799%) due 06/15/38 § ~	1,045,000	978,045
BIG Commercial Mortgage Trust 6.676% (SOFR + 2.340%) due 02/15/39 § ~	755,000	710,730
BPR Trust 5.468% (USD LIBOR + 1.150%) due 09/15/38 § ~	1,585,000	1,482,940
BSREP Commercial Mortgage Trust 6.218% (USD LIBOR + 1.900%) due 08/15/38 § ~	700,000	606,347
BX Commercial Mortgage Trust 5.530% (SOFR + 1.194%) due 10/15/36 § ~	1,249,500	1,228,557
5.598% (USD LIBOR + 1.280%) due 06/15/36 § ~	935,000	891,337
5.718% (USD LIBOR + 1.400%) due 06/15/38 § ~	1,384,512	1,307,819
7.476% (SOFR + 3.141%) due 06/15/27 § ~	1,815,000	1,805,968
CGDB Commercial Mortgage Trust 5.968% (USD LIBOR + 1.650%) due 11/15/36 § ~	2,615,000	2,500,933
Cold Storage Trust 5.618% (USD LIBOR + 1.300%) due 11/15/37 § ~	1,484,316	1,439,118
Commercial Mortgage Trust 3.838% due 09/10/47	2,825,000	2,729,118
3.926% due 03/10/48 §	845,000	783,140
4.070% due 03/10/48 §	1,770,000	1,613,113
4.080% due 08/10/47	1,760,000	1,688,118
4.353% due 08/10/30 ~	1,180,000	1,141,769
4.623% due 02/10/47 §	1,715,000	1,659,643
4.697% due 08/10/47 § ~	710,000	638,902
Credit Suisse Mortgage Capital Certificates 5.748% (USD LIBOR + 1.430%) due 05/15/36 § ~	2,140,000	2,099,074

	Principal Amount	Value
5.918% (USD LIBOR + 1.600%) due 05/15/36 § ~	$1,575,000	$1,543,790
CSAIL Commercial Mortgage Trust 2.360% due 06/15/52	465,163	449,885
Extended Stay America Trust 5.398% (USD LIBOR + 1.080%) due 07/15/38 § ~	751,668	731,129
6.018% (USD LIBOR + 1.700%) due 07/15/38 § ~	1,679,051	1,615,323
Fontainebleau Miami Beach Trust 3.447% due 12/10/36 ~	1,715,000	1,600,743
3.750% due 12/10/36 ~	2,460,000	2,293,150
GCT Commercial Mortgage Trust 5.118% (USD LIBOR + 0.800%) due 02/15/38 § ~	1,325,000	1,232,261
Great Wolf Trust 5.951% (USD LIBOR + 1.633%) due 12/15/36 § ~	1,055,000	1,009,092
GS Mortgage Securities Corp. Trust 5.918% (USD LIBOR + 1.600%) due 05/15/26 § ~	1,440,000	1,304,913
JP Morgan Chase Commercial Mortgage Securities Trust 5.918% (USD LIBOR + 1.600%) due 09/15/29 § ~	3,240,000	3,092,503
6.088% (USD LIBOR + 1.770%) due 10/15/33 § ~	2,345,000	2,195,798
6.168% (USD LIBOR + 1.850%) due 09/15/29 § ~	1,025,000	966,172
6.488% (USD LIBOR + 2.170%) due 10/15/33 § ~	1,890,000	1,745,389
JPMBB Commercial Mortgage Securities Trust 3.934% due 09/15/47	2,420,000	2,345,322
KIND Trust 6.068% (USD LIBOR + 1.750%) due 08/15/38 § ~	2,050,183	1,857,190
KKR Industrial Portfolio Trust 5.318% (USD LIBOR + 1.000%) due 12/15/37 § ~	660,000	627,433
5.568% (USD LIBOR + 1.250%) due 12/15/37 § ~	476,250	449,597
MHC Trust 5.418% (USD LIBOR + 1.100%) due 05/15/23 § ~	1,390,000	1,335,329
Morgan Stanley Bank of America Merrill Lynch Trust 4.110% due 10/15/47 §	775,000	739,181
Morgan Stanley Capital I Trust 6.118% (USD LIBOR + 1.800%) due 12/15/36 § ~	775,000	612,495
New Orleans Hotel Trust 5.607% (USD LIBOR + 1.289%) due 04/15/32 § ~	2,575,999	2,434,449
ONE Mortgage Trust 5.401% (SOFR + 1.064%) due 03/15/36 § ~	2,945,000	2,771,321
5.551% (SOFR + 1.214%) due 03/15/36 § ~	1,580,000	1,456,067
RLGH Trust 5.118% (USD LIBOR + 0.800%) due 04/15/36 § ~	1,370,000	1,322,747
Shelter Growth CRE Issuer Ltd. (Cayman) 5.398% (USD LIBOR + 1.080%) due 09/15/36 § ~	762,667	740,162
SLIDE
5.468% (USD LIBOR + 1.150%) due 06/15/31 § ~	1,581,786	1,570,043
6.418% (USD LIBOR + 2.100%) due 06/15/31 § ~	1,218,157	1,196,964

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
WFRBS Commercial Mortgage Trust 4.045% due 03/15/47	$1,465,000	$1,437,586

		76,052,205

Collateralized Mortgage Obligations - Residential - 8.4%

Angel Oak Mortgage Trust 0.909% due 01/25/66 § ~	1,310,394	1,076,048
0.985% due 04/25/66 § ~	1,005,697	830,242
1.068% due 05/25/66 § ~	816,038	674,048
1.579% due 05/25/65 § ~	336,996	301,879
2.872% due 04/25/65 § ~	228,960	205,962
3.301% due 07/26/49 § ~	53,365	53,032
3.920% due 11/25/48 § ~	50,204	49,986
Barclays Mortgage Loan Trust 1.747% due 09/25/51 § ~	2,001,428	1,709,904
Bayview MSR Opportunity Master Fund Trust (Cayman) 2.500% due 06/25/51 § ~	1,681,705	1,456,012
BINOM Securitization Trust 2.625% due 06/25/56 § ~	673,186	585,764
BRAVO Residential Funding Trust 1.699% due 04/25/60 § ~	1,119,374	1,007,664
CIM Trust 2.500% due 04/25/50 § ~	1,325,199	1,100,654
4.500% due 03/25/62 § ~	2,872,861	2,755,501
COLT Mortgage Loan Trust 1.167% due 06/25/66 § ~	978,039	783,425
1.419% due 09/27/66 § ~	709,784	555,709
1.506% due 04/27/65 § ~	149,265	140,123
Connecticut Avenue Securities Trust 4.928% (SOFR + 1.000%) due 12/25/41 § ~	1,038,165	1,025,276
5.928% (SOFR + 2.000%) due 03/25/42 § ~	1,013,473	1,010,375
6.028% (SOFR + 2.100%) due 03/25/42 § ~	1,542,902	1,532,955
6.478% (SOFR + 2.550%) due 07/25/42 § ~	677,647	680,254
6.894% (SOFR + 2.950%) due 06/25/42 § ~	1,626,387	1,641,629
Deephaven Residential Mortgage Trust 0.899% due 04/25/66 § ~	423,580	357,978
0.973% due 05/25/65 § ~	246,715	218,157
1.260% due 04/25/66 § ~	463,648	372,925
Eagle RE Ltd. (Bermuda) 5.478% (SOFR + 1.550%) due 04/25/34 § ~	872,349	867,469
Ellington Financial Mortgage Trust 0.797% due 02/25/66 § ~	290,403	238,217
0.931% due 06/25/66 § ~	616,171	476,980
1.106% due 02/25/66 § ~	249,449	198,627
1.241% due 09/25/66 § ~	793,452	636,625
1.291% due 06/25/66 § ~	593,707	449,909
1.550% due 09/25/66 § ~	570,958	434,486
3.046% due 11/25/59 § ~	221,162	208,118
Fannie Mae 3.000% due 11/25/47	1,959,768	1,819,496
Fannie Mae Connecticut Avenue Securities 5.589% (USD LIBOR + 1.200%) due 01/25/30 §	44,248	44,233
8.839% (USD LIBOR + 4.450%) due 01/25/29 §	663,410	682,165
Finance of America HECM Buyout 4.000% due 12/25/24 § ~	2,832,969	2,780,591
Flagstar Mortgage Trust 4.000% due 09/25/48 § ~	202,365	196,258
4.866% (USD LIBOR + 0.850%) due 03/25/50 § ~	411,301	378,825

	Principal Amount	Value
Freddie Mac STACR Trust 4.628% (SOFR + 0.700%) due 08/25/33 § ~	$165,672	$164,788
5.578% (SOFR + 1.650%) due 01/25/34 § ~	746,206	736,285
5.728% (SOFR + 1.800%) due 11/25/41 § ~	1,160,000	1,091,373
5.928% (SOFR + 2.000%) due 04/25/42 § ~	1,980,927	1,971,948
6.028% (SOFR + 2.100%) due 03/25/42 § ~	2,024,740	1,999,803
6.078% (SOFR + 2.150%) due 09/25/42 § ~	651,737	652,387
6.128% (SOFR + 2.200%) due 05/25/42 § ~	2,146,073	2,140,454
6.228% (SOFR + 2.300%) due 08/25/42 § ~	957,435	956,952
6.239% (USD LIBOR + 1.850%) due 02/25/50 § ~	1,221,207	1,219,229
6.878% (SOFR + 2.950%) due 06/25/42 § ~	1,241,426	1,256,605
7.000% due 09/15/30	100,858	104,067
7.489% (USD LIBOR + 3.100%) due 03/25/50 § ~	650,736	660,224
7.539% (USD LIBOR + 3.150%) due 09/25/50 § ~	6,701	6,705
Freddie Mac Structured Agency Credit Risk Debt Notes 3.857% due 05/25/47 § ~	179,215	174,651
4.728% (SOFR + 0.800%) due 08/25/33 § ~	147,948	147,511
Galton Funding Mortgage Trust 2.832% due 01/25/60 § ~	1,085,000	790,320
3.339% due 10/25/59 § ~	680,000	606,034
3.500% due 11/25/57 § ~	234,368	208,601
4.000% due 02/25/59 § ~	104,259	101,097
4.500% due 02/25/59 § ~	142,645	138,489
GS Mortgage-Backed Securities Corp. Trust 2.500% due 10/25/51 § ~	2,592,844	2,235,013
GS Mortgage-Backed Securities Trust 2.495% due 07/25/44 § ~	18,896	18,531
2.500% due 01/25/52 § ~	1,023,257	879,492
2.500% due 06/25/52 § ~	3,310,067	2,845,012
Homeward Opportunities Fund I Trust 1.657% due 05/25/65 § ~	55,648	55,342
Hundred Acre Wood Trust 2.500% due 07/25/51 § ~	1,679,701	1,464,148
Imperial Fund Mortgage Trust 1.516% due 09/25/56 § ~	957,527	724,920
4.767% due 06/25/67 ~	1,518,893	1,447,651
JP Morgan Mortgage Trust 3.000% due 10/25/50 § ~	457,159	385,117
3.500% due 08/25/50 § ~	298,279	255,399
Mello Mortgage Capital Acceptance 2.500% due 10/25/51 § ~	1,434,627	1,233,066
MFA Trust 0.852% due 01/25/56 § ~	560,204	492,779
New Residential Mortgage Loan Trust 1.650% due 05/24/60 § ~	604,827	556,548
2.500% due 06/25/51 § ~	1,111,280	955,149
2.500% due 09/25/51 § ~	3,002,496	2,580,654
2.710% due 11/25/59 § ~	2,449	2,212
NLT Trust 1.520% due 08/25/56 § ~	839,182	653,457
OBX Trust 1.054% due 07/25/61 § ~	758,750	574,106
2.500% due 05/25/51 § ~	1,910,752	1,647,055
3.000% due 01/25/60 § ~	549,814	478,976

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
3.000% due 05/25/60 § ~	$1,074,874	$921,392
3.500% due 12/25/49 § ~	169,342	151,127
3.500% due 02/25/60 § ~	603,925	533,530
4.687% (USD LIBOR + 1.200%) due 06/25/59 § ~	138,024	132,128
5.139% (USD LIBOR + 0.750%) due 02/25/60 § ~	344,325	319,281
5.289% (USD LIBOR + 0.900%) due 10/25/59 § ~	120,248	115,386
5.339% (USD LIBOR + 0.950%) due 02/25/60 § ~	563,039	525,388
Oceanview Mortgage Trust 2.500% due 12/25/51 § ~	1,552,642	1,334,501
PSMC Trust 2.500% due 03/25/51 § ~	2,758,164	2,384,387
2.500% due 05/25/51 § ~	1,211,212	1,047,073
Sequoia Mortgage Trust 4.000% due 06/25/48 § ~	241,907	224,045
4.000% due 08/25/48 § ~	67,275	65,266
4.000% due 10/25/48 § ~	9,355	9,268
4.500% due 08/25/48 § ~	16,607	16,197
SG Residential Mortgage Trust 1.381% due 05/25/65 § ~	404,082	351,994
3.166% due 03/27/62 § ~	1,987,092	1,785,634
Starwood Mortgage Residential Trust 0.943% due 05/25/65 § ~	921,467	854,790
1.162% due 08/25/56 § ~	2,386,468	1,928,000
2.408% due 02/25/50 § ~	750,711	720,190
2.916% due 09/27/49 § ~	665,197	629,662
Towd Point Mortgage Trust 3.250% due 07/25/58 § ~	769,075	740,827
3.722% due 03/25/58 § ~	874,322	826,667
3.750% due 05/25/58 § ~	474,850	449,749
3.750% due 09/25/62 ~	2,955,376	2,777,507
TRK Trust 1.409% due 07/25/56 § ~	449,214	375,978
UWM Mortgage Trust 2.500% due 09/25/51 § ~	555,571	480,750
Verus Securitization Trust 0.918% due 02/25/64 § ~	731,938	666,895
1.031% due 02/25/66 § ~	682,548	570,009
1.052% due 01/25/66 § ~	537,540	442,196
1.155% due 01/25/66 § ~	320,062	257,311
1.373% due 09/25/66 § ~	807,216	615,863
1.829% due 10/25/66 § ~	2,970,125	2,506,079
1.977% due 03/25/60 § ~	74,383	71,414
2.226% due 05/25/60 § ~	461,936	444,632
2.913% due 07/25/59 § ~	405,275	392,206
3.117% due 07/25/59 § ~	539,742	522,344
3.288% due 01/25/67 § ~	3,209,979	2,622,876
Vista Point Securitization Trust 2.496% due 04/25/65 § ~	245,900	206,237
Wells Fargo Mortgage-Backed Securities Trust 2.500% due 12/25/50 § ~	2,262,481	1,976,161
2.500% due 09/25/51 § ~	1,763,085	1,521,874

		96,666,465

Fannie Mae - 2.0%

2.000% due 10/01/50	684,884	562,284
2.230% (USD LIBOR + 1.605%) due 04/01/33 §	17,726	17,349
2.398% (UST + 2.215%) due 02/01/33 §	36,751	35,792
2.500% due 01/01/52	1,589,833	1,350,187
2.811% (USD LIBOR + 1.535%) due 02/01/33 §	18,727	18,348
3.000% due 09/01/28 - 06/01/52	5,618,753	5,088,839
3.096% (UST + 2.258%) due 06/01/35 §	67,177	65,952
3.500% due 01/01/44 - 01/01/52	1,575,070	1,455,601

	Principal Amount	Value
3.852% (UST + 2.258%) due 06/01/33 §	$243,076	$248,284
4.000% due 03/01/41 - 08/01/52	1,916,914	1,804,944
4.282% (USD LIBOR + 1.543%) due 01/01/35 §	2,312	2,345
4.500% due 05/01/41 - 08/01/52	6,845,228	6,639,529
5.000% due 07/01/24 - 02/01/49	1,379,238	1,395,694
5.500% due 01/01/36 - 06/01/39	1,036,614	1,075,223
6.000% due 03/01/37 - 02/01/49	2,664,904	2,787,060
6.500% due 05/01/33	257,182	266,393
7.000% due 06/01/33	126,143	129,543

		22,943,367

Freddie Mac - 0.4%

2.076% (UST + 1.951%) due 02/01/35 §	55,191	53,785
2.500% due 01/01/52	1,650,972	1,409,337
3.141% (UST + 2.250%) due 08/01/35 §	148,623	150,625
4.000% due 12/01/49 - 09/01/52	1,253,563	1,180,274
4.269% (UST + 2.179%) due 09/01/35 §	89,263	89,347
4.500% due 09/01/37 - 05/01/50	820,300	812,234
5.000% due 12/01/41	474,108	474,877
5.500% due 07/01/38 - 06/01/41	268,332	278,815
7.000% due 03/01/39	178,322	185,220
7.500% due 06/01/38	165,886	172,653

		4,807,167

Government National Mortgage Association - 0.9%

2.625% (UST + 1.500%) due 09/20/34 - 01/20/35 §	712,078	697,632
3.000% due 09/20/47	1,109,330	1,000,204
3.500% due 10/20/52	2,444,989	2,248,869
4.000% due 10/20/50 - 10/20/52	955,599	909,147
4.500% due 08/20/47 - 10/20/52	2,629,946	2,555,723
5.000% due 12/20/34 - 05/20/48	1,395,610	1,408,220
5.500% due 09/15/45 - 02/20/49	1,251,187	1,297,635
6.000% due 07/15/36	178,820	189,627

		10,307,057

Total Mortgage-Backed Securities (Cost $230,345,624)		210,776,261

ASSET-BACKED SECURITIES - 14.4%

AmeriCredit Automobile Receivables Trust 0.890% due 10/19/26	1,665,000	1,533,096
0.970% due 02/18/26	800,000	783,317
1.060% due 08/18/26	980,000	920,942
1.210% due 12/18/26	1,030,000	922,326
1.290% due 06/18/27	2,095,000	1,859,609
1.590% due 10/20/25	1,215,000	1,175,989
1.800% due 12/18/25	1,175,000	1,109,159
Applebee’s Funding LLC/IHOP Funding LLC 4.194% due 06/05/49 ~	3,880,800	3,825,437
Arbor Realty Commercial Real Estate Notes Ltd. 5.388% (USD LIBOR + 1.070%) due 08/15/34 § ~	2,245,000	2,158,949
5.668% (USD LIBOR + 1.350%) due 11/15/36 § ~	1,590,000	1,533,409
Avis Budget Rental Car Funding AESOP LLC 2.330% due 08/20/26 ~	930,000	861,714
3.350% due 09/22/25 ~	1,355,000	1,310,254
4.950% due 03/20/25 ~	745,000	726,215
Blackbird Capital Aircraft Lease Securitization Ltd. 2.487% due 12/16/41 ~	690,595	629,831
BRE Grand Islander Timeshare Issuer LLC 3.280% due 09/26/33 ~	309,748	291,227
BSPRT Issuer Ltd. (Cayman) 5.307% (SOFR + 1.500%) due 02/15/37 § ~	2,795,000	2,710,992

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
CarMax Auto Owner Trust 3.010% due 12/16/24	$3,280,000	$3,248,417
CBAM Ltd. (Cayman) 5.359% (USD LIBOR + 1.280%) due 02/12/30 § ~	5,399,541	5,343,790
Cedar Funding XIV CLO Ltd. (Cayman) 5.179% (USD LIBOR + 1.100%) due 07/15/33 § ~	2,230,000	2,190,983
CIFC Funding Ltd. (Cayman) 5.375% (USD LIBOR + 1.050%) due 04/24/30 § ~	3,958,864	3,917,646
CNH Equipment Trust 1.510% due 04/15/27	1,125,000	1,069,981
2.010% due 12/16/24	590,999	585,687
Daimler Trucks Retail Trust 1.370% due 06/15/27	1,752,043	1,745,313
Dryden 86 CLO Ltd. (Cayman) 5.179% (USD LIBOR + 1.100%) due 07/17/34 § ~	2,225,000	2,162,941
Elara HGV Timeshare Issuer LLC 2.690% due 03/25/30 ~	258,431	247,498
2.730% due 04/25/28 ~	471,063	466,958
Exeter Automobile Receivables Trust 3.020% due 06/15/28	995,000	899,751
3.850% due 07/17/28	2,130,000	2,032,336
5.700% due 08/17/26	305,000	305,708
5.980% due 12/15/28	945,000	896,905
6.510% due 12/15/27	2,940,000	2,956,513
FirstKey Homes Trust 2.241% due 08/17/37 ~	3,355,000	2,989,326
Ford Credit Auto Lease Trust 4.180% due 10/15/25	3,385,000	3,281,310
Ford Credit Auto Owner Trust 1.740% due 04/15/33 ~	1,355,000	1,172,598
3.520% due 07/15/30 ~	4,155,000	4,075,187
Ford Credit Floorplan Master Owner Trust Class C 1.420% due 09/15/25	1,885,000	1,807,238
GM Financial Automobile Leasing Trust 1.560% due 07/22/24	1,240,240	1,238,126
2.560% due 07/22/24	860,000	858,385
5.130% due 08/20/26	2,425,000	2,370,556
GM Financial Consumer Automobile Receivables Trust 1.050% due 05/18/26	1,005,000	924,579
1.490% due 12/16/24	177,064	174,970
GMF Floorplan Owner Revolving Trust 1.030% due 08/15/25 ~	830,000	804,076
Hilton Grand Vacations Trust 2.660% due 12/26/28 ~	209,999	206,748
2.740% due 02/25/39 ~	761,599	716,390
2.960% due 12/26/28 ~	58,534	57,194
Hyundai Auto Receivables Trust 1.410% due 11/15/24	533,003	525,690
1.600% due 12/15/26	1,360,000	1,290,084
2.940% due 05/15/25	1,340,000	1,336,317
KKR CLO 29 Ltd. (Cayman) 5.279% (USD LIBOR + 1.200%) due 01/15/32 § ~	2,500,000	2,462,000
Kubota Credit Owner Trust 1.960% due 03/15/24 ~	332,798	330,791
Madison Park Funding XXIII Ltd. (Cayman) 5.328% (USD LIBOR + 0.970%) due 07/27/31 § ~	2,610,000	2,576,070
5.908% (USD LIBOR + 1.550%) due 07/27/31 § ~	1,675,000	1,629,377
Madison Park Funding XXXIII Ltd. (Cayman) 5.154% (SOFR + 1.290%) due 10/15/32 § ~	3,565,000	3,523,672
Magnetite XXV Ltd. (Cayman) 5.558% (USD LIBOR + 1.200%) due 01/25/32 § ~	670,000	662,673

	Principal Amount	Value
MF1 Ltd. (Cayman) 5.419% (USD LIBOR + 1.080%) due 10/16/36 § ~	$1,635,000	$1,565,694
MVW LLC 2.730% due 10/20/37 ~	285,944	263,090
MVW Owner Trust 2.420% due 12/20/34 ~	117,989	115,338
2.750% due 12/20/34 ~	40,180	38,827
2.890% due 11/20/36 ~	872,671	823,073
2.990% due 12/20/34 ~	108,423	101,904
Navient Private Education Refi Loan Trust 1.170% due 09/16/69 ~	526,832	467,533
1.220% due 07/15/69 ~	439,413	390,385
1.310% due 01/15/69 ~	265,575	238,543
1.690% due 05/15/69 ~	790,935	711,560
2.150% due 11/15/68 ~	4,061,229	3,690,578
2.230% due 07/15/70 ~	2,962,294	2,574,407
2.400% due 10/15/68 ~	623,517	571,334
2.460% due 11/15/68 ~	1,111,329	1,015,788
2.640% due 05/15/68 ~	1,223,681	1,152,603
3.420% due 01/15/43 ~	1,634,768	1,563,017
Nelnet Student Loan Trust 1.320% due 04/20/62 ~	1,044,234	928,030
Neuberger Berman Loan Advisers CLO 26 Ltd. (Cayman) 5.594% (USD LIBOR + 1.400%) due 10/18/30 § ~	1,755,000	1,693,281
Neuberger Berman Loan Advisers CLO 32 Ltd. (Cayman) 5.217% (USD LIBOR + 0.990%) due 01/20/32 § ~	3,755,000	3,682,399
Neuberger Berman Loan Advisers CLO 40 Ltd. (Cayman) 5.139% (USD LIBOR + 1.060%) due 04/16/33 § ~	1,085,000	1,070,701
Nissan Auto Receivables Owner Trust 1.380% due 12/16/24	263,031	259,489
OCP CLO Ltd. (Cayman) 5.363% (USD LIBOR + 1.120%) due 07/20/29 § ~	3,916,583	3,880,871
5.629% (USD LIBOR + 1.550%) due 07/15/30 § ~	2,710,000	2,628,282
Octane Receivables Trust 1.210% due 09/20/28 ~	794,720	755,871
4.900% due 05/22/28 ~	1,290,000	1,242,936
Palmer Square CLO Ltd. (Cayman) 5.686% (USD LIBOR + 1.080%) due 11/15/31 § ~	4,505,000	4,431,133
Progress Residential Trust 1.090% due 03/16/26	2,730,000	2,575,614
2.078% due 06/17/37 ~	459,432	422,416
4.451% due 07/20/39 ~	1,630,000	1,541,089
Santander Bank Auto Credit-Linked Notes 5.916% due 08/16/32 ~	816,322	811,794
6.024% due 12/15/32 ~	530,000	529,789
6.451% due 12/15/32 ~	2,390,000	2,391,203
Santander Bank NA - SBCLN 1.833% due 12/15/31 ~	289,188	278,232
Santander Consumer Auto Receivables Trust 1.290% due 04/15/26 ~	1,810,000	1,745,037
Santander Drive Auto Receivables Trust 1.010% due 01/15/26	1,009,669	999,588
3.760% due 07/16/29	3,340,000	3,194,138
4.740% due 10/16/28	990,000	957,847
5.000% due 11/15/29	3,095,000	2,965,106
Santander Retail Auto Lease Trust 1.110% due 03/20/26 ~	1,290,000	1,194,261
2.520% due 11/20/24 ~	1,245,000	1,229,288
3.850% due 03/22/27 ~	990,000	953,888

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Sierra Timeshare Receivables Funding LLC 3.510% due 07/20/37 ~	$378,347	$357,123
SMB Private Education Loan Trust 1.290% due 07/15/53 ~	1,412,399	1,247,140
1.310% due 07/17/51 ~	2,373,805	2,120,612
1.600% due 09/15/54 ~	4,251,675	3,759,558
5.038% (USD LIBOR + 0.720%) due 01/15/37 § ~	1,881,508	1,840,460
5.818% (USD LIBOR + 1.500%) due 04/15/32 § ~	955,455	951,915
Symphony CLO XXIII Ltd. (Cayman) 5.099% (USD LIBOR + 1.020%) due 01/15/34 § ~	3,645,000	3,571,472
Symphony CLO XXVI Ltd. (Cayman) 5.323% (USD LIBOR + 1.080%) due 04/20/33 § ~	1,110,000	1,083,372
Symphony Static CLO I Ltd. (Cayman) 5.808% (USD LIBOR + 1.450%) due 10/25/29 § ~	2,825,000	2,739,869
Volkswagen Auto Loan Enhanced Trust 1.260% due 08/20/26	1,045,000	1,007,888
World Omni Auto Receivables Trust 1.640% due 08/17/26	825,000	784,180
2.550% due 09/15/28	1,105,000	1,031,213
World Omni Select Auto Trust 0.840% due 06/15/26	1,200,000	1,161,672
1.250% due 10/15/26	1,375,000	1,294,601

Total Asset-Backed Securities (Cost $172,840,215)		166,033,282

U.S. TREASURY OBLIGATIONS - 17.1%

U.S. Treasury Notes - 17.1%

1.750% due 03/15/25 ‡	58,565,000	55,348,500
2.750% due 05/15/25	57,850,000	55,793,613
3.250% due 08/31/24	3,380,000	3,309,891
4.000% due 12/15/25	5,875,000	5,838,281
4.375% due 10/31/24	17,455,000	17,406,590
4.500% due 11/30/24	30,560,000	30,563,581
4.500% due 11/15/25	28,750,000	28,927,442

		197,187,898

Total U.S. Treasury Obligations (Cost $201,674,830)		197,187,898

FOREIGN GOVERNMENT BONDS & NOTES - 0.3%

Korea Hydro & Nuclear Power Co. Ltd. (South Korea) 1.250% due 04/27/26 ~	1,790,000	1,579,955
4.250% due 07/27/27 ~	1,480,000	1,426,054

Total Foreign Government Bonds & Notes (Cost $3,253,915)		3,006,009

	Principal Amount	Value

MUNICIPAL BONDS - 0.2%

Golden State Tobacco Securitization Corp. 1.711% due 06/01/24	$1,505,000	$1,432,759
Long Island Power Authority 0.764% due 03/01/23	720,000	715,371

Total Municipal Bonds (Cost $2,225,000)		2,148,130

SHORT-TERM INVESTMENT - 0.6%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $6,961,365; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $7,097,551)	6,958,312	6,958,312

Total Short-Term Investment (Cost $6,958,312)		6,958,312

TOTAL INVESTMENTS - 99.5% (Cost $1,205,505,828)		1,146,486,398

DERIVATIVES - 0.1%		367,279

OTHER ASSETS & LIABILITIES, NET - 0.4%		5,139,264

NET ASSETS - 100.0%		$1,151,992,941

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Corporate Bonds & Notes	48.6%
Mortgage-Backed Securities	18.3%
U.S. Treasury Obligations	17.1%
Asset-Backed Securities	14.4%
Others (each less than 3.0%)	1.1%

99.5%
Derivatives	0.1%
Other Assets & Liabilities, Net	0.4%

100.0%

(b)	As of December 31, 2022, an investment with a value of $1,629,315 was fully or partially segregated with the broker(s)/ custodian as collateral for open futures contracts.

(c)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2-Year Notes	03/23	1,114	$228,160,775	$228,457,032	$296,257

Short Futures Outstanding
U.S. Treasury 5-Year Notes	03/23	386	41,654,280	41,660,860	(6,580)
U.S. Treasury 10-Year Notes	03/23	197	22,182,229	22,122,484	59,745
U.S. Treasury Ultra 10-Year Notes	03/23	123	14,569,560	14,548,594	20,966
U.S. Treasury Ultra Long Bonds	03/23	11	1,474,328	1,477,437	(3,109)

					71,022

Total Futures Contracts					$367,279

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SHORT DURATION BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$560,376,506	$—	$560,376,506	$—
	Mortgage-Backed Securities	210,776,261	—	210,776,261	—
	Asset-Backed Securities	166,033,282	—	166,033,282	—
	U.S. Treasury Obligations	197,187,898	—	197,187,898	—
	Foreign Government Bonds & Notes	3,006,009	—	3,006,009	—
	Municipal Bonds	2,148,130	—	2,148,130	—
	Short-Term Investment	6,958,312	—	6,958,312	—
	Derivatives:
	Interest Rate Contracts
	Futures	376,968	376,968	—	—

	Total Assets	1,146,863,366	376,968	1,146,486,398	—

Liabilities	Derivatives:
	Interest Rate Contracts
	Futures	(9,689)	(9,689)	—	—

	Total Liabilities	(9,689)	(9,689)	—	—

	Total	$1,146,853,677	$367,279	$1,146,486,398	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments

December 31, 2022

	Principal Amount	Value

CORPORATE BONDS & NOTES - 31.1%

Azerbaijan - 0.8%

SOCAR Turkey Enerji AS via Steas Funding 1 DAC 7.230% due 03/17/26 ~	$1,020,000	$964,410
Southern Gas Corridor CJSC 6.875% due 03/24/26 ~	950,000	976,880

		1,941,290

Brazil - 1.2%

CSN Inova Ventures 6.750% due 01/28/28 ~	1,800,000	1,721,560
MC Brazil Downstream Trading SARL 7.250% due 06/30/31 ~	1,300,000	1,074,525

		2,796,085

Chile - 0.3%

Alfa Desarrollo SpA 4.550% due 09/27/51 ~	1,006,318	766,458

China - 3.4%

Country Garden Holdings Co. Ltd. 2.700% due 07/12/26 ~	200,000	114,504
3.125% due 10/22/25 ~	925,000	567,580
4.200% due 02/06/26 ~	1,800,000	1,105,774
5.400% due 05/27/25 ~	250,000	166,700
6.150% due 09/17/25 ~	200,000	131,354
7.250% due 04/08/26 ~	850,000	542,607
Powerlong Real Estate Holdings Ltd. 4.900% due 05/13/26 ~	400,000	115,400
6.250% due 08/10/24 ~	300,000	93,070
6.950% due 07/23/23 ~	300,000	104,085
Prosus NV 3.257% due 01/19/27 ~	3,300,000	2,954,605
Tencent Holdings Ltd. 3.680% due 04/22/41 ~	850,000	626,311
3.925% due 01/19/38 ~	1,875,000	1,497,333

		8,019,323

Czech Republic - 0.7%

Energo-Pro AS 8.500% due 02/04/27 ~	1,725,000	1,582,644

Ghana - 1.1%

Kosmos Energy Ltd. 7.125% due 04/04/26 ~	1,800,000	1,537,344
7.500% due 03/01/28 ~	1,350,000	1,085,644

		2,622,988

Hong Kong - 1.1%

Melco Resorts Finance Ltd. 5.250% due 04/26/26 ~	350,000	308,554
5.625% due 07/17/27 ~	825,000	708,873
5.750% due 07/21/28 ~	1,850,000	1,549,780

		2,567,207

India - 0.6%

Adani Electricity Mumbai Ltd. 3.949% due 02/12/30 ~	1,950,000	1,493,948

Israel - 4.8%

Bank Hapoalim BM 3.255% due 01/21/32 ~	3,625,000	3,134,683
Energean Israel Finance Ltd. 5.375% due 03/30/28 ~	2,500,000	2,250,000
ICL Group Ltd. 6.375% due 05/31/38 ~	1,000,000	984,446

	Principal Amount	Value
Leviathan Bond Ltd. 5.750% due 06/30/23 ~	$1,150,000	$1,148,986
6.125% due 06/30/25 ~	1,650,000	1,618,031
6.500% due 06/30/27 ~	2,100,000	2,044,350

		11,180,496

Macau - 0.2%

Studio City Finance Ltd. 5.000% due 01/15/29 ~	600,000	443,847

Malaysia - 2.1%

1MDB Global Investments Ltd. 4.400% due 03/09/23 ~	4,900,000	4,797,479

Mexico - 4.8%

Banco Mercantil del Norte SA 5.875% due 01/24/27 ~	2,500,000	2,233,862
Cemex SAB de CV 5.125% due 06/08/26 ~	1,650,000	1,526,720
Comision Federal de Electricidad 5.000% due 09/29/36 ~	1,944,800	1,678,343
Petroleos Mexicanos 5.350% due 02/12/28	1,650,000	1,392,245
5.950% due 01/28/31	550,000	417,523
6.500% due 01/23/29	500,000	429,142
6.625% due 06/15/35	500,000	363,891
6.700% due 02/16/32	1,500,000	1,180,803
6.750% due 09/21/47	2,025,000	1,296,575
6.840% due 01/23/30	850,000	704,461

		11,223,565

Nigeria - 0.5%

IHS Holding Ltd. 5.625% due 11/29/26 ~	1,275,000	1,063,350

Oman - 0.7%

Lamar Funding Ltd. 3.958% due 05/07/25 ~	1,625,000	1,544,489

Qatar - 0.7%

QIB Sukuk Ltd. 3.982% due 03/26/24 ~	1,600,000	1,573,928

South Africa - 2.7%

Sasol Financing USA LLC 4.375% due 09/18/26	1,900,000	1,684,345
5.500% due 03/18/31	1,500,000	1,223,287
6.500% due 09/27/28	200,000	182,019
Stillwater Mining Co. 4.000% due 11/16/26 ~	2,750,000	2,431,952
4.500% due 11/16/29 ~	950,000	766,173

		6,287,776

Supranational - 0.9%

Africa Finance Corp. 2.875% due 04/28/28 ~	2,500,000	2,161,875

Ukraine - 0.1%

NPC Ukrenergo 6.875% due 11/09/28 ~	1,375,000	235,601

United Arab Emirates - 2.1%

Galaxy Pipeline Assets Bidco Ltd. 2.160% due 03/31/34 ~	4,854,465	4,142,468
MAF Global Securities Ltd. 7.875% due 06/30/27 ~	625,000	633,213

		4,775,681

United Kingdom - 1.1%

Standard Chartered PLC 7.750% due 08/15/27 ~	2,700,000	2,675,145

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value

Venezuela - 1.2%

Petroleos de Venezuela SA
5.375% due 04/12/27 * y ~	$1,432,000	$69,810
8.500% * y ~	11,929,000	2,355,977
9.000% * y ~	1,780,581	86,803
9.750% due 05/17/35 * y ~	2,733,498	140,092
12.750% * y ~	1,152,000	56,170

		2,708,852

Total Corporate Bonds & Notes (Cost $89,384,723)		72,462,027

CONVERTIBLE CORPORATE BONDS & NOTES - 0.9%

United Arab Emirates - 0.9%

Abu Dhabi National Oil Co. (United Arab Emirates) 0.700% due 06/04/24 ~	2,200,000	2,081,200

Total Convertible Corporate Bonds & Notes (Cost $2,101,225)		2,081,200

FOREIGN GOVERNMENT BONDS & NOTES - 57.3%

Angola - 2.0%

Angolan Government
8.000% due 11/26/29 ~	1,000,000	880,280
8.750% due 04/14/32 ~	4,375,000	3,799,250

		4,679,530

Argentina - 0.2%

Argentine Republic Government
3.500% due 07/09/41 §	1,150,000	327,278
3.875% due 01/09/38 §	650,000	207,241

		534,519

Bahamas - 1.1%

Bahamas Government
6.000% due 11/21/28 ~	2,675,000	2,068,375
9.000% due 06/16/29 ~	450,000	386,927

		2,455,302

Brazil – 5.0%

Brazil Notas do Tesouro Nacional Class F
10.000% due 01/01/27	BRL 66,300,000	11,547,281

Colombia - 2.1%

Colombia Government
3.000% due 01/30/30	$3,025,000	2,322,711
3.125% due 04/15/31	450,000	335,571
4.500% due 03/15/29	2,475,000	2,147,186

		4,805,468

Czech Republic - 2.7%

Czech Republic Government
1.000% due 06/26/26 ~	CZK 63,800,000	2,447,470
1.250% due 02/14/25	45,800,000	1,860,462
2.400% due 09/17/25 ~	45,900,000	1,886,562

		6,194,494

Dominican Republic - 1.8%

Dominican Republic
4.500% due 01/30/30 ~	$1,600,000	1,368,111
4.875% due 09/23/32 ~	1,950,000	1,625,931
6.000% due 02/22/33 ~	1,425,000	1,290,768

		4,284,810

	Principal Amount	Value

Ecuador - 1.4%

Ecuador Government
2.500% due 07/31/35 § ~	$6,950,000	$3,229,929

El Salvador - 1.3%

El Salvador Government
6.375% due 01/18/27 ~	1,550,000	693,625
7.625% due 09/21/34 ~	500,000	200,000
7.625% due 02/01/41 ~	1,925,000	762,919
7.650% due 06/15/35 ~	1,830,000	745,708
8.625% due 02/28/29 ~	1,400,000	625,799

		3,028,051

Ghana - 0.2%

Ghana Government
7.625% due 05/16/29 ~	225,000	82,815
10.750% due 10/14/30 ~	400,000	282,904

		365,719

Indonesia - 3.7%

Indonesia Treasury
6.125% due 05/15/28	IDR 63,300,000,000	3,984,455
6.375% due 08/15/28	74,000,000,000	4,710,711

		8,695,166

Iraq - 2.4%

Iraq Government
5.800% due 01/15/28 ~	$5,757,813	5,321,963
6.752% due 03/09/23 ~	225,000	222,605

		5,544,568

Ivory Coast - 2.7%

Ivory Coast Government
4.875% due 01/30/32 ~	EUR 6,575,000	5,581,930
5.875% due 10/17/31 ~	686,000	617,967

		6,199,897

Mexico - 7.0%

Mexican Bonos
7.750% due 11/23/34	MXN 217,300,000	10,083,126
7.750% due 11/13/42	50,000,000	2,241,424
Mexico Government
4.350% due 01/15/47	$950,000	717,372
4.400% due 02/12/52	475,000	350,986
4.875% due 05/19/33	3,225,000	2,966,812

		16,359,720

Oman - 2.1%

Oman Government
6.500% due 03/08/47 ~	1,750,000	1,600,851
6.750% due 01/17/48 ~	3,225,000	3,031,564
7.000% due 01/25/51 ~	275,000	266,810

		4,899,225

Poland - 2.8%

Republic of Poland Government
2.500% due 07/25/26	PLN 14,800,000	2,915,512
4.000% due 01/22/24	$1,000,000	988,470
6.577% due 07/25/24	PLN 12,200,000	2,520,000

		6,423,982

Romania - 2.8%

Romanian Government
1.375% due 12/02/29 ~	EUR 650,000	507,794
2.000% due 04/14/33 ~	3,125,000	2,152,430
3.624% due 05/26/30 ~	1,425,000	1,252,237
4.850% due 07/25/29	RON 7,500,000	1,368,499
5.000% due 02/12/29	6,150,000	1,152,011

		6,432,971

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Saudi Arabia - 1.9%

Saudi Government
4.500% due 10/26/46 ~	$4,825,000	$4,294,250
4.625% due 10/04/47 ~	200,000	179,526

		4,473,776

Senegal - 0.7%

Senegal Government
4.750% due 03/13/28 ~	EUR 1,450,000	1,343,775
6.250% due 07/30/24 ~	$400,000	384,439

		1,728,214

South Africa - 6.6%

Republic of South Africa Government
5.000% due 10/12/46	1,275,000	898,492
5.375% due 07/24/44	750,000	568,143
5.750% due 09/30/49	2,400,000	1,773,197
7.300% due 04/20/52	1,825,000	1,580,541
8.750% due 01/31/44	ZAR 1,000	46
8.750% due 02/28/48	2,000	92
8.875% due 02/28/35	209,990,000	10,422,104

		15,242,615

South Korea - 1.6%

Korea Development Bank 5.024% (USD LIBOR + 0.350%) due 02/18/23 §	$2,400,000	2,399,905
Korea Government 3.875% due 09/11/23	1,300,000	1,292,315

		3,692,220

Sri Lanka - 1.1%

Sri Lanka Government
5.750% due 04/18/23 * y ~	200,000	63,491
6.200% due 05/11/27 * y ~	800,000	255,264
6.350% due 06/28/24 * y ~	400,000	127,499
6.825% due 07/18/26 y ~	2,064,000	661,009
6.850% due 11/03/25 * y ~	4,450,000	1,435,538

		2,542,801

Tunisia - 2.2%

Tunisian Republic
5.625% due 02/17/24 ~	EUR 600,000	506,194
5.750% due 01/30/25 ~	$1,300,000	905,445
6.375% due 07/15/26 ~	EUR 5,550,000	3,766,662

		5,178,301

Ukraine - 0.8%

State Agency of Roads of Ukraine 6.250% due 06/24/28 ~	$3,600,000	638,909
Ukraine Government
6.876% due 05/21/31 ~	1,100,000	211,787
6.876% due 08/01/41 § ~	525,000	152,434
7.750% due 09/01/26 ~	800,000	172,048
7.750% due 09/01/27 ~	600,000	113,875
7.750% due 09/01/28 ~	2,450,000	466,522

		1,755,575

Uzbekistan - 0.3%

Republic of Uzbekistan 4.750% due 02/20/24 ~	725,000	712,867

Venezuela - 0.6%

Venezuela Government
7.750% * ~ y	913,000	73,040
8.250% due 10/13/24 * y ~	1,784,900	156,179
9.000% due 05/07/23 * y ~	816,000	71,400
9.250% due 09/15/27 * y	2,467,000	234,365
9.250% due 05/07/28 * y ~	1,282,000	115,380

	Principal Amount	Value
11.750% due 10/21/26 * y ~	$7,749,400	$716,819
12.750% * y ~	1,624,000	133,980

		1,501,163

Zambia - 0.2%

Zambia Government 8.500% due 04/14/24 * y ~	1,250,000	574,050

Total Foreign Government Bonds & Notes (Cost $149,747,898)		133,082,214

SHORT-TERM INVESTMENT - 5.6%

Repurchase Agreement - 5.6%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $13,044,258; collateralized by U.S. Treasury Notes: 2.750% due 02/15/28 and value $13,299,335)	13,038,535	13,038,535

Total Short-Term Investment (Cost $13,038,535)		13,038,535

TOTAL INVESTMENTS - 94.9% (Cost $254,272,381)		220,663,976

DERIVATIVES - (0.1%)		(365,355)

OTHER ASSETS & LIABILITIES, NET - 5.2%		12,222,093

NET ASSETS - 100.0%		$232,520,714

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Foreign Government Bonds & Notes	57.3%
Corporate Bonds & Notes	31.1%
Short-Term Investment	5.6%
Others (each less than 3.0%)	0.9%

	94.9%

Derivatives	(0.1%	)
Other Assets & Liabilities, Net	5.2%

	100.0%

(b)	As of December 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Mexico	11.8%
South Africa	9.3%
Brazil	6.2%
United States (Includes Short-Term Investment)	5.6%
Israel	4.8%
Indonesia	3.7%
China	3.4%
Czech Republic	3.4%
Others (each less than 3.0%)	46.7%

	94.9%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	5.2%

	100.0%

(c)	Investments with a total aggregate value of $7,326,866 or 3.2% of the Fund’s net assets were in default as of December 31, 2022.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(d)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 30-Year Bonds	03/23	130	$16,727,539	$16,294,688	($432,851)

Short Futures Outstanding
Euro-BTP	03/23	30	3,772,327	3,497,801	274,526

Total Futures Contracts					($158,325)

(e)	Forward foreign currency contracts outstanding as of December 31, 2022 were as follows

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
CNH	1,200,000	USD	172,275	01/23	HSB	$1,338	$—
COP	11,500,000,000	USD	2,372,714	01/23	CIT	—	(10,453)
CZK	54,125,000	USD	2,369,526	01/23	JPM	22,232	—
EUR	375,000	USD	399,666	01/23	HSB	2,005	—
KRW	7,750,000,000	USD	5,916,573	01/23	JPM	239,986	—
MYR	10,400,000	USD	2,351,345	01/23	GSC	27,994	—
PEN	4,500,000	USD	1,165,562	01/23	CIT	16,790	—
PLN	10,500,000	USD	2,371,907	01/23	JPM	20,273	—
THB	254,000,000	USD	7,311,109	01/23	CIT	39,328	—
USD	3,068,486	BRL	16,350,000	01/23	CIT	—	(14,670)
USD	2,359,710	CLP	2,100,000,000	01/23	JPM	—	(111,013)
USD	15,345,777	CNH	106,800,000	01/23	CIT	—	(105,820)
USD	16,712,052	EUR	15,822,756	01/23	CIT	—	(236,018)
USD	275,425	KRW	350,000,000	01/23	CIT	—	(2,614)
USD	1,164,898	PEN	4,500,000	01/23	JPM	—	(17,454)
USD	230,563	THB	8,000,000	01/23	JPM	—	(947)
USD	1,171,759	ZAR	20,300,000	01/23	CIT	—	(20,614)

Total Forward Foreign Currency Contracts						$369,946	($519,603)

(f)	Swap agreements outstanding as of December 31, 2022 were as follows:

Credit Default Swaps on Corporate and Sovereign Issues - Buy Protection (1)

Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange	Implied Credit Spread at 12/31/22 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Turkey Government	Q	1.000%	12/20/27	ICE	5.068%	$15,025,000	$2,391,776	$3,530,498	($1,138,722)
Egypt Government	Q	1.000%	12/20/27	ICE	8.709%	2,800,000	753,165	702,500	50,665

							$3,144,941	$4,232,998	($1,088,057)

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (4)
Referenced Obligation	Payment Frequency	Fixed Deal Receive Rate	Expiration Date	Exchange	Implied Credit Spread at 12/31/22 (2)	Notional Amount (3)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Turkey Government	Q	1.000%	12/20/27	ICE	5.029%	$2,000,000	($303,238)	($499,674)	$196,436
Turkey Government	Q	1.000%	12/20/27	ICE	5.068%	2,600,000	(413,885)	(674,084)	260,199

							($717,123)	($1,173,758)	$456,635

Credit Default Swaps on Credit Indices - Buy Protection (1)
Referenced Obligation	Payment Frequency	Fixed Deal Pay Rate	Expiration Date	Exchange		Notional Amount (3)	Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX iTraxx Europe	Q	5.000%	12/20/27	ICE		EUR 10,600,000	($129,123)	($113,419)	($15,704)

Total Credit Default Swaps							$2,298,695	$2,945,821	($647,126)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying investments comprising the referenced index or (ii) receive a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(2)

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements on corporate and sovereign issues as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying investments comprising the referenced index or (ii) pay a net settlement amount in the form of cash or investments equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying investments comprising the referenced index.

(5)

The quoted market prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of period end. Increasing values (buy protection) or decreasing values (sell protection), when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest Rate Swaps - Long

Receive	Pay	Payment Frequency Receive Rate/ Pay Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
11.770%	Brazil CETIP Interbank	Z/Z	LCH	01/02/25	BRL 207,710,417	($600,862)	($746,462)	$145,600
4.421%	6-Month CZK-PRIBOR	A/S	LCH	03/15/28	CZK 170,000,000	(211,187)	(147,762)	(63,425)
8.763%	28-Day MXN TIIE	L/L	LCH	12/08/32	MXN 50,800,000	3,718	—	3,718

						($808,331)	($894,224)	$85,893

Interest Rate Swaps - Short
Pay	Receive	Payment Frequency Pay Rate/ Receive Rate	Exchange	Expiration Date	Notional Amount	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.372%	1-Day CLP CAMARA	S/S	LCH	11/29/24	CLP 23,000,000,000	$215,979	$13,992	$201,987
4.421%	6-Month CZK-PRIBOR	A/S	LCH	03/15/28	CZK 243,000,000	301,873	—	301,873

						$517,852	$13,992	$503,860

Total Interest Rate Swaps						($290,479)	($880,232)	$589,753

Total Swap Agreements						$2,008,216	$2,065,589	($57,373)

Balances reported in the Statement of Assets and Liabilities for Over the Counter (OTC) Swaps and Centrally Cleared Swaps

	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Swap Agreements(1)
Assets	$4,246,990	$1,160,478
Liabilities	(2,181,401)	(1,217,851)

	$2,065,589	($57,373)

(1)	Includes cumulative value on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

EMERGING MARKETS DEBT PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(g)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$72,462,027	$—	$72,462,027	$—
	Convertible Corporate Bonds & Notes	2,081,200	—	2,081,200	—
	Foreign Government Bonds & Notes	133,082,214	—	133,082,214	—
	Short-Term Investment	13,038,535	—	13,038,535	—
	Derivatives:
	Credit Contracts
	Swaps	507,300	—	507,300	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	369,946	—	369,946	—
	Interest Rate Contracts
	Futures	274,526	274,526	—	—
	Swaps	653,178	—	653,178	—

	Total Interest Rate Contracts	927,704	274,526	653,178	—

	Total Asset - Derivatives	1,804,950	274,526	1,530,424	—

	Total Assets	222,468,926	274,526	222,194,400	—

Liabilities
	Due to Custodian	(380,528)	—	(380,528)	—
	Derivatives:
	Credit Contracts
	Swaps	(1,154,426)	—	(1,154,426)	—
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(519,603)	—	(519,603)	—
	Interest Rate Contracts
	Futures	(432,851)	(432,851)	—	—
	Swaps	(63,425)	—	(63,425)	—

	Total Interest Rate Contracts	(496,276)	(432,851)	(63,425)	—

	Total Liabilities - Derivatives	(2,170,305)	(432,851)	(1,737,454)	—

	Total Liabilities	(2,550,833)	(432,851)	(2,117,982)	—

	Total	$219,918,093	($158,325)	$220,076,418	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
PREFERRED STOCKS - 0.3%

Consumer, Cyclical - 0.3%

Dr Ing hc F Porsche AG *	39,705	$4,006,771

Total Preferred Stocks (Cost $3,210,641)		4,006,771

COMMON STOCKS - 96.0%

Basic Materials - 3.5%

Air Products & Chemicals, Inc.	24,522	7,559,152
Linde PLC (United Kingdom)	41,911	13,670,530
Nutrien Ltd. (Canada)	88,251	6,444,970
RPM International, Inc.	58,569	5,707,549
Sherwin-Williams Co.	52,524	12,465,521

		45,847,722

Communications - 0.7%

Walt Disney Co. *	111,646	9,699,805

Consumer, Cyclical - 10.7%

Costco Wholesale Corp.	13,785	6,292,852
Cummins, Inc.	30,429	7,372,642
Dollar General Corp.	84,504	20,809,110
Hilton Worldwide Holdings, Inc.	104,175	13,163,553
Home Depot, Inc.	53,485	16,893,772
Las Vegas Sands Corp. *	119,167	5,728,358
Marriott International, Inc. Class A	19,816	2,950,404
McDonald’s Corp.	56,679	14,936,617
NIKE, Inc. Class B	71,471	8,362,822
Ross Stores, Inc.	172,000	19,964,040
Tractor Supply Co.	24,245	5,454,398
Walmart, Inc.	79,363	11,252,880
Yum! Brands, Inc.	57,902	7,416,088

		140,597,536

Consumer, Non-Cyclical - 27.3%

AbbVie, Inc.	134,002	21,656,063
AstraZeneca PLC ADR (United Kingdom)	246,360	16,703,208
Automatic Data Processing, Inc.	36,109	8,624,996
Avery Dennison Corp.	62,031	11,227,611
Becton Dickinson & Co.	71,896	18,283,153
Cigna Corp.	38,655	12,807,948
Coca-Cola Co.	276,553	17,591,536
Colgate-Palmolive Co.	47,158	3,715,579
Constellation Brands, Inc. Class A	29,800	6,906,150
Danaher Corp.	101,512	26,943,315
Diageo PLC (United Kingdom)	131,066	5,737,002
Elevance Health, Inc.	23,300	11,952,201
Eli Lilly & Co.	40,718	14,896,273
Equifax, Inc.	26,037	5,060,551
Johnson & Johnson	92,916	16,413,611
Keurig Dr Pepper, Inc.	113,247	4,038,388
McCormick & Co., Inc.	42,729	3,541,807
Medtronic PLC	48,359	3,758,462
Mondelez International, Inc. Class A	277,799	18,515,303
Nestle SA	49,788	5,750,980
PepsiCo, Inc.	87,027	15,722,298
Philip Morris International, Inc.	171,033	17,310,250
S&P Global, Inc.	18,589	6,226,200
Stryker Corp.	60,602	14,816,583
Thermo Fisher Scientific, Inc.	40,848	22,494,585
UnitedHealth Group, Inc.	69,669	36,937,110
Zoetis, Inc.	73,106	10,713,684

		358,344,847

	Shares	Value
Energy - 3.0%

EOG Resources, Inc.	120,214	$15,570,117
Exxon Mobil Corp.	132,500	14,614,750
TotalEnergies SE (France)	135,601	8,512,100

		38,696,967

Financial - 18.8%

American Express Co.	45,153	6,671,356
American Tower Corp. REIT	67,065	14,208,391
Aon PLC Class A	41,929	12,584,570
Bank of America Corp.	480,064	15,899,720
Charles Schwab Corp.	218,639	18,203,883
Chubb Ltd.	118,589	26,160,733
CME Group, Inc.	36,439	6,127,582
Crown Castle, Inc. REIT	31,670	4,295,719
Equity Residential REIT	233,858	13,797,622
Goldman Sachs Group, Inc.	22,516	7,731,544
Hartford Financial Services Group, Inc.	122,206	9,266,881
JPMorgan Chase & Co.	166,335	22,305,524
Marsh & McLennan Cos., Inc.	143,253	23,705,506
Morgan Stanley	167,231	14,217,980
Progressive Corp.	60,902	7,899,598
Rexford Industrial Realty, Inc. REIT	125,188	6,840,272
Visa, Inc. Class A	118,231	24,563,673
Wells Fargo & Co.	307,891	12,712,819

		247,193,373

Industrial - 13.6%

Agilent Technologies, Inc.	102,291	15,307,848
Amphenol Corp. Class A	117,259	8,928,100
Ball Corp.	139,009	7,108,920
General Electric Co.	203,753	17,072,464
Honeywell International, Inc.	92,091	19,735,101
Howmet Aerospace, Inc.	173,251	6,827,822
Illinois Tool Works, Inc.	47,701	10,508,530
JB Hunt Transport Services, Inc.	40,373	7,039,436
Northrop Grumman Corp.	26,348	14,375,732
Old Dominion Freight Line, Inc.	24,825	7,044,839
Otis Worldwide Corp.	74,016	5,796,193
Rockwell Automation, Inc.	2,439	628,213
Schneider Electric SE	12,178	1,710,212
Stanley Black & Decker, Inc.	61,000	4,582,320
TE Connectivity Ltd. (Switzerland)	88,793	10,193,437
Trane Technologies PLC	43,224	7,265,522
Union Pacific Corp.	63,993	13,251,031
United Parcel Service, Inc. Class B	43,796	7,613,497
Waste Connections, Inc.	102,510	13,588,726

		178,577,943

Technology - 14.8%

Accenture PLC Class A	82,464	22,004,694
Apple, Inc.	287,042	37,295,367
Applied Materials, Inc.	65,071	6,336,614
Broadridge Financial Solutions, Inc.	79,271	10,632,619
Fidelity National Information Services, Inc.	109,724	7,444,773
KLA Corp.	23,900	9,011,017
Microchip Technology, Inc.	98,440	6,915,410
Microsoft Corp.	232,251	55,698,435
QUALCOMM, Inc.	35,252	3,875,605
Roper Technologies, Inc.	43,207	18,669,313
Texas Instruments, Inc.	102,943	17,008,242

		194,892,089

Utilities - 3.6%

Ameren Corp.	138,612	12,325,379
Atmos Energy Corp.	65,784	7,372,413
CMS Energy Corp.	155,994	9,879,100

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

DIVIDEND GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
NextEra Energy, Inc.	125,698	$10,508,353
WEC Energy Group, Inc.	82,145	7,701,915

		47,787,160

Total Common Stocks (Cost $905,980,430)		1,261,637,442

	Principal Amount

SHORT-TERM INVESTMENT - 3.7%

Repurchase Agreement - 3.7%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $48,546,822; collateralized by U.S. Treasury Notes: 1.125%-1.250% due 02/29/28-03/31/28 and value $49,496,076)	$48,525,524	48,525,524

Total Short-Term Investment (Cost $48,525,524)		48,525,524

TOTAL INVESTMENTS - 100.0% (Cost $957,716,595)		1,314,169,737

OTHER ASSETS & LIABILITIES, NET - 0.0%		513,055

NET ASSETS - 100.0%		$1,314,682,792

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	27.3%
Financial	18.8%
Technology	14.8%
Industrial	13.6%
Consumer, Cyclical	11.0%
Short-Term Investment	3.7%
Utilities	3.6%
Basic Materials	3.5%
Energy	3.0%
Others (each less than 3.0%)	0.7%

100.0%
Other Assets & Liabilities, Net	0.0%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$4,006,771	$—	$4,006,771	$—
	Common Stocks
	Basic Materials	45,847,722	45,847,722	—	—
	Communications	9,699,805	9,699,805	—	—
	Consumer, Cyclical	140,597,536	140,597,536	—	—
	Consumer, Non-Cyclical	358,344,847	346,856,865	11,487,982	—
	Energy	38,696,967	30,184,867	8,512,100	—
	Financial	247,193,373	247,193,373	—	—
	Industrial	178,577,943	176,867,731	1,710,212	—
	Technology	194,892,089	194,892,089	—	—
	Utilities	47,787,160	47,787,160	—	—

	Total Common Stocks	1,261,637,442	1,239,927,148	21,710,294	—

	Short-Term Investment	48,525,524	—	48,525,524	—

	Total	$1,314,169,737	$1,239,927,148	$74,242,589	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 99.0%

Basic Materials - 2.2%

Air Products & Chemicals, Inc.	25,160	$7,755,822
Albemarle Corp.	13,079	2,836,312
Celanese Corp.	10,995	1,124,129
CF Industries Holdings, Inc.	22,841	1,946,053
Dow, Inc.	79,834	4,022,835
DuPont de Nemours, Inc.	55,458	3,806,083
Eastman Chemical Co.	14,195	1,156,041
Ecolab, Inc.	27,737	4,037,398
FMC Corp.	14,448	1,803,110
Freeport-McMoRan, Inc.	161,319	6,130,122
International Flavors & Fragrances, Inc.	29,169	3,058,078
International Paper Co.	42,181	1,460,728
Linde PLC (United Kingdom)	55,964	18,254,337
LyondellBasell Industries NV Class A	28,992	2,407,206
Mosaic Co.	38,082	1,670,657
Newmont Corp.	88,849	4,193,673
Nucor Corp.	29,232	3,853,070
PPG Industries, Inc.	26,137	3,286,466
Sherwin-Williams Co.	26,352	6,254,120
Steel Dynamics, Inc.	18,798	1,836,565

		80,892,805

Communications - 10.7%

Alphabet, Inc. Class A *	673,323	59,407,288
Alphabet, Inc. Class C *	596,729	52,947,764
Amazon.com, Inc. *	1,000,267	84,022,428
Arista Networks, Inc. *	27,185	3,298,900
AT&T, Inc.	801,008	14,746,557
Booking Holdings, Inc. *	4,442	8,951,874
CDW Corp.	15,320	2,735,846
Charter Communications, Inc. Class A *	12,544	4,253,670
Cisco Systems, Inc.	465,011	22,153,124
Comcast Corp. Class A	486,186	17,001,924
Corning, Inc.	83,702	2,673,442
DISH Network Corp. Class A *	24,949	350,284
eBay, Inc.	62,933	2,609,831
Etsy, Inc. *	14,276	1,709,979
Expedia Group, Inc. *	17,141	1,501,552
F5, Inc. *	7,043	1,010,741
FactSet Research Systems, Inc.	4,179	1,676,657
Fox Corp. Class A	34,199	1,038,624
Fox Corp. Class B	14,368	408,770
Gen Digital, Inc.	65,904	1,412,323
Interpublic Group of Cos., Inc.	45,604	1,519,069
Juniper Networks, Inc.	36,259	1,158,838
Lumen Technologies, Inc.	106,857	557,793
Match Group, Inc. *	30,469	1,264,159
Meta Platforms, Inc. Class A *	253,426	30,497,285
Motorola Solutions, Inc.	18,698	4,818,661
Netflix, Inc. *	49,938	14,725,717
News Corp. Class A	44,294	806,151
News Corp. Class B	11,270	207,819
Omnicom Group, Inc.	22,852	1,864,038
Paramount Global Class B	55,697	940,165
T-Mobile US, Inc. *	67,175	9,404,500
VeriSign, Inc. *	10,715	2,201,290
Verizon Communications, Inc.	471,608	18,581,355
Walt Disney Co. *	204,721	17,786,160
Warner Bros Discovery, Inc. *	249,835	2,368,436

		392,613,014

Consumer, Cyclical - 9.0%

Advance Auto Parts, Inc.	6,813	1,001,715
Alaska Air Group, Inc. *	13,969	599,829
American Airlines Group, Inc. *	73,874	939,677
Aptiv PLC *	29,833	2,778,347

	Shares	Value
AutoZone, Inc. *	2,217	$5,467,521
Bath & Body Works, Inc.	24,448	1,030,239
Best Buy Co., Inc.	22,158	1,777,293
BorgWarner, Inc.	27,071	1,089,608
Caesars Entertainment, Inc. *	23,222	966,035
CarMax, Inc. *	17,570	1,069,837
Carnival Corp. *	108,873	877,516
Chipotle Mexican Grill, Inc. *	3,121	4,330,356
Copart, Inc. *	47,072	2,866,214
Costco Wholesale Corp.	49,743	22,707,680
Cummins, Inc.	15,678	3,798,623
Darden Restaurants, Inc.	13,788	1,907,294
Delta Air Lines, Inc. *	72,319	2,376,402
Dollar General Corp.	25,560	6,294,150
Dollar Tree, Inc. *	24,023	3,397,813
Domino’s Pizza, Inc.	3,859	1,336,758
DR Horton, Inc.	35,921	3,201,998
Fastenal Co.	63,381	2,999,189
Ford Motor Co.	442,108	5,141,716
General Motors Co.	163,370	5,495,767
Genuine Parts Co.	15,551	2,698,254
Hasbro, Inc.	15,081	920,092
Hilton Worldwide Holdings, Inc.	30,919	3,906,925
Home Depot, Inc.	115,412	36,454,034
Las Vegas Sands Corp. *	37,334	1,794,645
Lennar Corp. Class A	28,420	2,572,010
Live Nation Entertainment, Inc. *	16,213	1,130,695
LKQ Corp.	29,051	1,551,614
Lowe’s Cos., Inc.	69,953	13,937,436
Marriott International, Inc. Class A	31,027	4,619,610
McDonald’s Corp.	82,618	21,772,322
MGM Resorts International	35,988	1,206,678
Newell Brands, Inc.	39,580	517,706
NIKE, Inc. Class B	142,032	16,619,164
Norwegian Cruise Line Holdings Ltd. *	48,659	595,586
NVR, Inc. *	337	1,554,439
O’Reilly Automotive, Inc. *	7,175	6,055,915
PACCAR, Inc.	39,546	3,913,868
Pool Corp.	4,427	1,338,415
PulteGroup, Inc.	25,006	1,138,523
Ralph Lauren Corp.	4,766	503,623
Ross Stores, Inc.	39,127	4,541,471
Royal Caribbean Cruises Ltd. *	24,428	1,207,476
Southwest Airlines Co. *	67,815	2,283,331
Starbucks Corp.	129,074	12,804,141
Tapestry, Inc.	28,065	1,068,715
Target Corp.	52,345	7,801,499
Tesla, Inc. *	302,498	37,261,704
TJX Cos., Inc.	131,021	10,429,272
Tractor Supply Co.	12,539	2,820,899
Ulta Beauty, Inc. *	5,732	2,688,709
United Airlines Holdings, Inc. *	36,072	1,359,914
VF Corp.	36,418	1,005,501
Walgreens Boots Alliance, Inc.	81,786	3,055,525
Walmart, Inc.	160,066	22,695,758
Whirlpool Corp.	6,457	913,407
WW Grainger, Inc.	5,046	2,806,838
Wynn Resorts Ltd. *	12,045	993,351
Yum! Brands, Inc.	31,925	4,088,954

		328,079,596

Consumer, Non-Cyclical - 23.2%

Abbott Laboratories	196,654	21,590,643
AbbVie, Inc.	198,549	32,087,504
Align Technology, Inc. *	8,140	1,716,726
Altria Group, Inc.	201,804	9,224,461
AmerisourceBergen Corp.	17,435	2,889,154
Amgen, Inc.	60,070	15,776,785
Archer-Daniels-Midland Co.	63,147	5,863,199
Automatic Data Processing, Inc.	46,457	11,096,719

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Avery Dennison Corp.	9,367	$1,695,427
Baxter International, Inc.	57,089	2,909,826
Becton Dickinson & Co.	31,834	8,095,386
Bio-Rad Laboratories, Inc. Class A *	2,360	992,356
Bio-Techne Corp.	17,632	1,461,340
Biogen, Inc. *	16,379	4,535,673
Boston Scientific Corp. *	159,548	7,382,286
Bristol-Myers Squibb Co.	239,779	17,252,099
Brown-Forman Corp. Class B	20,644	1,355,898
Campbell Soup Co.	22,767	1,292,027
Cardinal Health, Inc.	30,561	2,349,224
Catalent, Inc. *	19,420	874,094
Centene Corp. *	64,382	5,279,968
Charles River Laboratories International, Inc. *	5,633	1,227,431
Church & Dwight Co., Inc.	27,868	2,246,440
Cigna Corp.	34,263	11,352,702
Cintas Corp.	9,752	4,404,198
Clorox Co.	13,509	1,895,718
Coca-Cola Co.	437,072	27,802,150
Colgate-Palmolive Co.	93,004	7,327,785
Conagra Brands, Inc.	54,974	2,127,494
Constellation Brands, Inc. Class A	17,739	4,111,013
Cooper Cos., Inc.	5,567	1,840,840
Corteva, Inc.	80,975	4,759,711
CoStar Group, Inc. *	43,673	3,375,049
CVS Health Corp.	147,457	13,741,518
Danaher Corp.	73,520	19,513,678
DaVita, Inc. *	6,693	499,766
Dentsply Sirona, Inc.	24,679	785,779
Dexcom, Inc. *	44,330	5,019,929
Edwards Lifesciences Corp. *	70,119	5,231,579
Elevance Health, Inc.	26,951	13,825,054
Eli Lilly & Co.	88,561	32,399,156
Equifax, Inc.	14,004	2,721,817
Estee Lauder Cos., Inc. Class A	25,975	6,444,657
FleetCor Technologies, Inc. *	8,377	1,538,687
Gartner, Inc. *	8,718	2,930,469
General Mills, Inc.	66,937	5,612,667
Gilead Sciences, Inc.	141,338	12,133,867
Global Payments, Inc.	31,502	3,128,779
HCA Healthcare, Inc.	24,285	5,827,429
Henry Schein, Inc. *	15,796	1,261,627
Hershey Co.	16,544	3,831,094
Hologic, Inc. *	27,497	2,057,051
Hormel Foods Corp.	32,734	1,491,034
Humana, Inc.	14,104	7,223,928
IDEXX Laboratories, Inc. *	9,491	3,871,948
Illumina, Inc. *	17,439	3,526,166
Incyte Corp. *	21,164	1,699,893
Intuitive Surgical, Inc. *	40,102	10,641,066
IQVIA Holdings, Inc. *	20,736	4,248,599
J M Smucker Co.	12,294	1,948,107
Johnson & Johnson	295,245	52,155,029
Kellogg Co.	28,517	2,031,551
Keurig Dr Pepper, Inc.	96,540	3,442,616
Kimberly-Clark Corp.	37,975	5,155,106
Kraft Heinz Co.	87,857	3,576,658
Kroger Co.	72,469	3,230,668
Laboratory Corp. of America Holdings	10,118	2,382,587
Lamb Weston Holdings, Inc.	15,785	1,410,548
MarketAxess Holdings, Inc.	4,303	1,200,064
McCormick & Co., Inc.	28,263	2,342,720
McKesson Corp.	16,218	6,083,696
Medtronic PLC	149,208	11,596,446
Merck & Co., Inc.	284,476	31,562,612
Moderna, Inc. *	37,860	6,800,413
Molina Healthcare, Inc. *	6,474	2,137,844
Molson Coors Beverage Co. Class B	22,107	1,138,953
Mondelez International, Inc. Class A	154,241	10,280,163
Monster Beverage Corp. *	42,865	4,352,083

	Shares	Value
Moody’s Corp.	17,671	$4,923,494
Organon & Co.	28,657	800,390
PayPal Holdings, Inc. *	130,152	9,269,425
PepsiCo, Inc.	154,977	27,998,145
PerkinElmer, Inc.	14,012	1,964,763
Pfizer, Inc.	630,241	32,293,549
Philip Morris International, Inc.	174,076	17,618,232
Procter & Gamble Co.	268,336	40,669,004
Quanta Services, Inc.	16,274	2,319,045
Quest Diagnostics, Inc.	12,931	2,022,926
Regeneron Pharmaceuticals, Inc. *	12,044	8,689,626
ResMed, Inc.	16,587	3,452,252
Robert Half International, Inc.	12,427	917,485
Rollins, Inc.	27,278	996,738
S&P Global, Inc.	37,529	12,569,963
STERIS PLC	11,101	2,050,244
Stryker Corp.	37,565	9,184,267
Sysco Corp.	57,463	4,393,046
Teleflex, Inc.	5,288	1,320,043
Thermo Fisher Scientific, Inc.	43,996	24,228,157
Tyson Foods, Inc. Class A	32,118	1,999,346
United Rentals, Inc. *	7,770	2,761,613
UnitedHealth Group, Inc.	105,039	55,689,577
Universal Health Services, Inc. Class B	7,429	1,046,672
Verisk Analytics, Inc.	17,816	3,143,099
Vertex Pharmaceuticals, Inc. *	28,936	8,356,138
Viatris, Inc.	136,711	1,521,593
Waters Corp. *	6,670	2,285,009
West Pharmaceutical Services, Inc.	8,531	2,007,771
Zimmer Biomet Holdings, Inc.	23,807	3,035,393
Zoetis, Inc.	52,570	7,704,134

		849,457,566

Energy - 5.4%

APA Corp.	37,604	1,755,355
Baker Hughes Co.	112,756	3,329,685
Chevron Corp.	200,488	35,985,591
ConocoPhillips	140,433	16,571,094
Coterra Energy, Inc.	89,891	2,208,622
Devon Energy Corp.	73,654	4,530,458
Diamondback Energy, Inc.	19,810	2,709,612
Enphase Energy, Inc. *	15,241	4,038,255
EOG Resources, Inc.	66,174	8,570,856
EQT Corp.	41,200	1,393,796
Exxon Mobil Corp.	464,134	51,193,980
First Solar, Inc. *	11,174	1,673,753
Halliburton Co.	100,866	3,969,077
Hess Corp.	31,002	4,396,704
Kinder Morgan, Inc.	220,958	3,994,921
Marathon Oil Corp.	74,736	2,023,104
Marathon Petroleum Corp.	52,818	6,147,487
Occidental Petroleum Corp.	83,686	5,271,381
ONEOK, Inc.	50,686	3,330,070
Phillips 66	53,827	5,602,314
Pioneer Natural Resources Co.	26,791	6,118,796
Schlumberger Ltd.	158,400	8,468,064
SolarEdge Technologies, Inc. *	6,205	1,757,690
Targa Resources Corp.	25,245	1,855,508
Valero Energy Corp.	43,455	5,512,701
Williams Cos., Inc.	137,505	4,523,915

		196,932,789

Financial - 15.5%

Aflac, Inc.	65,171	4,688,402
Alexandria Real Estate Equities, Inc. REIT	16,606	2,418,996
Allstate Corp.	30,219	4,097,696
American Express Co.	67,655	9,996,026
American International Group, Inc.	83,873	5,304,129
American Tower Corp. REIT	52,455	11,113,116
Ameriprise Financial, Inc.	12,318	3,835,456

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Aon PLC Class A	23,658	$7,100,712
Arch Capital Group Ltd. *	41,474	2,603,738
Arthur J Gallagher & Co.	23,743	4,476,505
Assurant, Inc.	5,817	727,474
AvalonBay Communities, Inc. REIT	16,004	2,584,966
Bank of America Corp.	785,018	25,999,796
Bank of New York Mellon Corp.	81,717	3,719,758
Berkshire Hathaway, Inc. Class B *	202,674	62,605,999
BlackRock, Inc.	16,930	11,997,106
Boston Properties, Inc. REIT	15,602	1,054,383
Brown & Brown, Inc.	26,420	1,505,147
Camden Property Trust REIT	12,249	1,370,418
Capital One Financial Corp.	42,972	3,994,677
Cboe Global Markets, Inc.	11,891	1,491,964
CBRE Group, Inc. Class A *	36,618	2,818,121
Charles Schwab Corp.	171,685	14,294,493
Chubb Ltd.	46,647	10,290,328
Cincinnati Financial Corp.	17,742	1,816,603
Citigroup, Inc.	218,547	9,884,881
Citizens Financial Group, Inc.	54,949	2,163,342
CME Group, Inc.	40,152	6,751,960
Comerica, Inc.	13,949	932,491
Crown Castle, Inc. REIT	48,354	6,558,737
Digital Realty Trust, Inc. REIT	32,329	3,241,629
Discover Financial Services	30,130	2,947,618
Equinix, Inc. REIT	10,197	6,679,341
Equity Residential REIT	37,451	2,209,609
Essex Property Trust, Inc. REIT	7,361	1,559,943
Everest Re Group Ltd.	4,353	1,442,018
Extra Space Storage, Inc. REIT	14,786	2,176,203
Federal Realty Investment Trust REIT	8,328	841,461
Fifth Third Bancorp	77,136	2,530,832
First Republic Bank	20,463	2,494,235
Franklin Resources, Inc.	31,577	833,001
Globe Life, Inc.	10,410	1,254,926
Goldman Sachs Group, Inc.	38,156	13,102,007
Hartford Financial Services Group, Inc.	36,853	2,794,563
Healthpeak Properties, Inc. REIT	61,010	1,529,521
Host Hotels & Resorts, Inc. REIT	83,118	1,334,044
Huntington Bancshares, Inc.	158,842	2,239,672
Intercontinental Exchange, Inc.	62,238	6,384,996
Invesco Ltd.	50,174	902,630
Invitation Homes, Inc. REIT	63,956	1,895,656
Iron Mountain, Inc. REIT	33,579	1,673,913
JPMorgan Chase & Co.	329,314	44,161,007
KeyCorp	103,882	1,809,624
Kimco Realty Corp. REIT	68,125	1,442,888
Lincoln National Corp.	18,100	556,032
Loews Corp.	22,736	1,326,191
M&T Bank Corp.	19,815	2,874,364
Marsh & McLennan Cos., Inc.	56,037	9,273,003
Mastercard, Inc. Class A	95,813	33,317,055
MetLife, Inc.	75,462	5,461,185
Mid-America Apartment Communities, Inc. REIT	12,989	2,039,143
Morgan Stanley	150,583	12,802,567
Nasdaq, Inc.	38,864	2,384,306
Northern Trust Corp.	23,614	2,089,603
PNC Financial Services Group, Inc.	45,984	7,262,713
Principal Financial Group, Inc.	25,167	2,112,015
Progressive Corp.	65,265	8,465,523
Prologis, Inc. REIT	103,676	11,687,395
Prudential Financial, Inc.	41,373	4,114,959
Public Storage REIT	17,607	4,933,305
Raymond James Financial, Inc.	21,934	2,343,648
Realty Income Corp. REIT	68,827	4,365,697
Regency Centers Corp. REIT	17,121	1,070,063
Regions Financial Corp.	102,573	2,211,474
SBA Communications Corp. REIT	12,031	3,372,410
Signature Bank	7,157	824,630
Simon Property Group, Inc. REIT	36,527	4,291,192

	Shares	Value
State Street Corp.	40,333	$3,128,631
SVB Financial Group *	6,454	1,485,324
Synchrony Financial	54,639	1,795,438
T Rowe Price Group, Inc.	25,299	2,759,109
Travelers Cos., Inc.	27,010	5,064,105
Truist Financial Corp.	150,412	6,472,228
UDR, Inc. REIT	34,128	1,321,777
US Bancorp	151,327	6,599,370
Ventas, Inc. REIT	46,222	2,082,301
VICI Properties, Inc. REIT	107,884	3,495,442
Visa, Inc. Class A	183,605	38,145,775
Vornado Realty Trust REIT	18,125	377,181
W R Berkley Corp.	23,655	1,716,643
Wells Fargo & Co.	425,942	17,587,145
Welltower, Inc. REIT	51,641	3,385,068
Weyerhaeuser Co. REIT	82,189	2,547,859
Willis Towers Watson PLC	12,490	3,054,804
Zions Bancorp NA	17,603	865,363

		566,740,793

Industrial - 8.4%

3M Co.	61,988	7,433,601
Agilent Technologies, Inc.	33,632	5,033,029
Allegion PLC	10,056	1,058,495
Amcor PLC	164,970	1,964,793
AMETEK, Inc.	25,442	3,554,756
Amphenol Corp. Class A	66,638	5,073,817
AO Smith Corp.	14,802	847,266
Ball Corp.	35,791	1,830,352
Boeing Co. *	62,960	11,993,250
Carrier Global Corp.	95,845	3,953,606
Caterpillar, Inc.	59,290	14,203,512
CH Robinson Worldwide, Inc.	13,856	1,268,655
CSX Corp.	239,644	7,424,171
Deere & Co.	31,323	13,430,050
Dover Corp.	16,269	2,202,985
Eaton Corp. PLC	44,476	6,980,508
Emerson Electric Co.	66,488	6,386,837
Expeditors International of Washington, Inc.	18,108	1,881,783
FedEx Corp.	26,899	4,658,907
Fortive Corp.	40,754	2,618,445
Garmin Ltd.	16,745	1,545,396
Generac Holdings, Inc. *	7,119	716,599
General Dynamics Corp.	25,197	6,251,628
General Electric Co.	122,812	10,290,417
Honeywell International, Inc.	75,663	16,214,581
Howmet Aerospace, Inc.	40,460	1,594,529
Huntington Ingalls Industries, Inc.	4,604	1,062,051
IDEX Corp.	8,351	1,906,784
Illinois Tool Works, Inc.	31,410	6,919,623
Ingersoll Rand, Inc.	45,835	2,394,879
Jacobs Solutions, Inc.	14,550	1,747,019
JB Hunt Transport Services, Inc.	9,458	1,649,097
Johnson Controls International PLC	78,114	4,999,296
Keysight Technologies, Inc. *	20,360	3,482,985
L3Harris Technologies, Inc.	21,558	4,488,591
Lockheed Martin Corp.	26,563	12,922,634
Martin Marietta Materials, Inc.	7,051	2,383,026
Masco Corp.	24,708	1,153,122
Mettler-Toledo International, Inc. *	2,573	3,719,143
Mohawk Industries, Inc. *	5,906	603,711
Nordson Corp.	5,993	1,424,656
Norfolk Southern Corp.	26,185	6,452,508
Northrop Grumman Corp.	16,268	8,875,983
Old Dominion Freight Line, Inc.	10,422	2,957,555
Otis Worldwide Corp.	46,555	3,645,722
Packaging Corp. of America	10,504	1,343,567
Parker-Hannifin Corp.	14,530	4,228,230
Pentair PLC	18,808	845,984
Raytheon Technologies Corp.	166,226	16,775,528

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Republic Services, Inc.	22,930	$2,957,741
Rockwell Automation, Inc.	12,802	3,297,411
Sealed Air Corp.	16,000	798,080
Snap-on, Inc.	5,770	1,318,387
Stanley Black & Decker, Inc.	16,912	1,270,429
TE Connectivity Ltd. (Switzerland)	35,672	4,095,146
Teledyne Technologies, Inc. *	5,153	2,060,736
Textron, Inc.	23,106	1,635,905
Trane Technologies PLC	26,237	4,410,177
TransDigm Group, Inc.	5,826	3,668,341
Trimble, Inc. *	28,669	1,449,505
Union Pacific Corp.	70,216	14,539,627
United Parcel Service, Inc. Class B	82,206	14,290,691
Vulcan Materials Co.	15,124	2,648,364
Waste Management, Inc.	42,485	6,665,047
Westinghouse Air Brake Technologies Corp.	20,186	2,014,765
Westrock Co.	27,371	962,364
Xylem, Inc.	20,402	2,255,849

		306,732,227

Technology - 21.5%

Accenture PLC Class A	71,032	18,954,179
Activision Blizzard, Inc.	79,892	6,115,733
Adobe, Inc. *	52,554	17,685,998
Advanced Micro Devices, Inc. *	181,765	11,772,919
Akamai Technologies, Inc. *	17,301	1,458,474
Analog Devices, Inc.	58,372	9,574,759
ANSYS, Inc. *	9,838	2,376,762
Apple, Inc.	1,685,282	218,968,690
Applied Materials, Inc.	97,196	9,464,946
Autodesk, Inc. *	24,480	4,574,578
Broadcom, Inc.	45,347	25,354,868
Broadridge Financial Solutions, Inc.	13,115	1,759,115
Cadence Design Systems, Inc. *	30,893	4,962,652
Ceridian HCM Holding, Inc. *	17,149	1,100,108
Cognizant Technology Solutions Corp. Class A	58,586	3,350,533
DXC Technology Co. *	27,250	722,125
Electronic Arts, Inc.	29,986	3,663,689
EPAM Systems, Inc. *	6,284	2,059,518
Fidelity National Information Services, Inc.	68,619	4,655,799
Fiserv, Inc. *	71,616	7,238,229
Fortinet, Inc. *	73,545	3,595,615
Hewlett Packard Enterprise Co.	147,770	2,358,409
HP, Inc.	100,376	2,697,103
Intel Corp.	461,541	12,198,529
International Business Machines Corp.	101,475	14,296,813
Intuit, Inc.	31,691	12,334,771
Jack Henry & Associates, Inc.	8,352	1,466,277
KLA Corp.	16,007	6,035,119
Lam Research Corp.	15,274	6,419,662
Leidos Holdings, Inc.	15,187	1,597,521
Microchip Technology, Inc.	61,731	4,336,603
Micron Technology, Inc.	124,856	6,240,303
Microsoft Corp.	840,123	201,478,298
Monolithic Power Systems, Inc.	4,830	1,707,936
MSCI, Inc.	9,152	4,257,236
NetApp, Inc.	25,211	1,514,173
NVIDIA Corp.	281,189	41,092,960
NXP Semiconductors NV (China)	29,750	4,701,393
ON Semiconductor Corp. *	48,621	3,032,492
Oracle Corp.	170,751	13,957,187
Paychex, Inc.	36,328	4,198,064
Paycom Software, Inc. *	5,311	1,648,056
PTC, Inc. *	11,906	1,429,196
Qorvo, Inc. *	12,111	1,097,741
QUALCOMM, Inc.	126,108	13,864,314
Roper Technologies, Inc.	11,944	5,160,883
Salesforce, Inc. *	111,734	14,814,811
Seagate Technology Holdings PLC	21,636	1,138,270
ServiceNow, Inc. *	22,807	8,855,274

	Shares	Value
Skyworks Solutions, Inc.	17,641	$1,607,624
Synopsys, Inc. *	17,147	5,474,866
Take-Two Interactive Software, Inc. *	17,805	1,854,035
Teradyne, Inc.	18,041	1,575,881
Texas Instruments, Inc.	102,605	16,952,398
Tyler Technologies, Inc. *	4,596	1,481,796
Western Digital Corp. *	34,681	1,094,186
Zebra Technologies Corp. Class A *	5,848	1,499,486

		784,878,955

Utilities - 3.1%

AES Corp.	75,668	2,176,212
Alliant Energy Corp.	28,136	1,553,388
Ameren Corp.	29,641	2,635,678
American Electric Power Co., Inc.	57,438	5,453,738
American Water Works Co., Inc.	20,660	3,148,997
Atmos Energy Corp.	15,452	1,731,706
CenterPoint Energy, Inc.	71,434	2,142,306
CMS Energy Corp.	32,453	2,055,248
Consolidated Edison, Inc.	40,251	3,836,323
Constellation Energy Corp.	37,176	3,204,943
Dominion Energy, Inc.	93,170	5,713,184
DTE Energy Co.	21,893	2,573,084
Duke Energy Corp.	85,810	8,837,572
Edison International	43,214	2,749,275
Entergy Corp.	22,706	2,554,425
Evergy, Inc.	25,703	1,617,490
Eversource Energy	38,783	3,251,567
Exelon Corp.	111,532	4,821,528
FirstEnergy Corp.	59,643	2,501,427
NextEra Energy, Inc.	223,954	18,722,554
NiSource, Inc.	46,075	1,263,376
NRG Energy, Inc.	27,231	866,490
PG&E Corp. *	179,383	2,916,768
Pinnacle West Capital Corp.	13,040	991,562
PPL Corp.	82,560	2,412,403
Public Service Enterprise Group, Inc.	55,832	3,420,827
Sempra Energy	35,646	5,508,733
Southern Co.	121,770	8,695,596
WEC Energy Group, Inc.	35,918	3,367,672
Xcel Energy, Inc.	61,166	4,288,348

		115,012,420

Total Common Stocks (Cost $2,280,339,792)		3,621,340,165

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

EQUITY INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Principal Amount		Value
SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $33,641,030; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $34,298,867)	$33,626,272	$33,626,272

Total Short-Term Investment (Cost $33,626,272)		33,626,272

TOTAL INVESTMENTS - 99.9% (Cost $2,313,966,064)		3,654,966,437

DERIVATIVES - (0.1%)		($762,031)

OTHER ASSETS & LIABILITIES, NET - 0.2%		5,671,506

NET ASSETS - 100.0%		$3,659,875,912

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.2%
Technology	21.5%
Financial	15.5%
Communications	10.7%
Consumer, Cyclical	9.0%
Industrial	8.4%
Energy	5.4%
Utilities	3.1%
Others (each less than 3.0%)	3.1%

	99.9%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	0.2%

	100.0%

(b)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/23	194	$38,213,731	$37,451,700	($762,031)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$3,621,340,165	$3,621,340,165	$—	$—
	Short-Term Investment	33,626,272	—	33,626,272	—

	Total Assets	3,654,966,437	3,621,340,165	33,626,272	—

Liabilities	Derivatives:
	Equity Contracts Futures	(762,031)	(762,031)	—	—

	Total Liabilities	(762,031)	(762,031)	—	—

	Total	$3,654,204,406	$3,620,578,134	$33,626,272	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 96.5%

Basic Materials - 3.6%

Freeport-McMoRan, Inc.	268,186	$10,191,068
Sherwin-Williams Co.	93,973	22,302,612

		32,493,680

Communications - 13.0%

Alphabet, Inc. Class C *	249,846	22,168,836
Amazon.com, Inc. *	474,381	39,848,004
Booking Holdings, Inc. *	11,190	22,550,983
Match Group, Inc. *	103,270	4,284,672
Meta Platforms, Inc. Class A *	247,378	29,769,469

		118,621,964

Consumer, Cyclical - 10.3%

Caesars Entertainment, Inc. *	208,881	8,689,450
Core & Main, Inc. Class A *	1,110,519	21,444,122
LVMH Moet Hennessy Louis Vuitton SE (France)	23,187	16,873,002
NIKE, Inc. Class B	105,584	12,354,384
Rivian Automotive, Inc. Class A *	185,132	3,411,983
TJX Cos., Inc.	389,635	31,014,946

		93,787,887

Consumer, Non-Cyclical - 15.0%

AbbVie, Inc.	196,601	31,772,688
CoStar Group, Inc. *	405,590	31,343,995
Danaher Corp.	103,956	27,592,002
Dexcom, Inc. *	78,817	8,925,237
Horizon Therapeutics PLC*	291,784	33,205,019
Olaplex Holdings, Inc. *	821,315	4,279,051

		137,117,992

Financial - 13.6%

American Tower Corp. REIT	134,416	28,477,374
Charles Schwab Corp.	247,003	20,565,470
Cullen/Frost Bankers, Inc.	121,994	16,310,598
Mastercard, Inc. Class A	168,365	58,545,561

		123,899,003

Industrial - 10.4%

Crown Holdings, Inc.	349,687	28,747,768
Deere & Co.	84,994	36,442,027
Howmet Aerospace, Inc.	758,046	29,874,593

		95,064,388

Technology - 30.6%

Advanced Micro Devices, Inc. *	429,266	27,803,559
Apple, Inc.	323,378	42,016,504
ASML Holding NV (Netherlands)	52,711	28,801,290
Atlassian Corp. Class A *	114,156	14,689,594
Microsoft Corp.	424,658	101,841,482
NVIDIA Corp.	73,453	10,734,421
Texas Instruments, Inc.	157,106	25,957,053
Workday, Inc. Class A *	159,124	26,626,219

		278,470,122

Total Common Stocks (Cost $982,075,699)		879,455,036

	Principal Amount	Value

SHORT-TERM INVESTMENTS - 3.7%

Commercial Paper - 3.1%

Societe Generale SA (France) 5.992% due 01/03/23	$28,100,000	$28,086,562

U.S. Treasury Bills - 0.6%

0.000% due 01/03/23	6,000,000	6,000,000

Total Short-Term Investments (Cost $34,092,855)		34,086,562

TOTAL INVESTMENTS - 100.2% (Cost $1,016,168,554)		913,541,598

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(2,051,363)

NET ASSETS - 100.0%		$911,490,235

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	30.6%
Consumer, Non-Cyclical	15.0%
Financial	13.6%
Communications	13.0%
Industrial	10.4%
Consumer, Cyclical	10.3%
Short-Term Investments	3.7%
Basic Materials	3.6%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

FOCUSED GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$32,493,680	$32,493,680	$—	$—
	Communications	118,621,964	118,621,964	—	—
	Consumer, Cyclical	93,787,887	76,914,885	16,873,002	—
	Consumer, Non-Cyclical	137,117,992	137,117,992	—	—
	Financial	123,899,003	123,899,003	—	—
	Industrial	95,064,388	95,064,388	—	—
	Technology	278,470,122	278,470,122	—	—

	Total Common Stocks	879,455,036	862,582,034	16,873,002	—

	Short-Term Investments	34,086,562	—	34,086,562	—

	Total	$913,541,598	$862,582,034	$50,959,564	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 97.2%

Basic Materials - 3.5%

Air Products & Chemicals, Inc.	55,229	$17,024,892
Linde PLC (United Kingdom)	16,680	5,440,682
Sherwin-Williams Co.	81,632	19,373,723

		41,839,297

Communications - 11.9%

Alphabet, Inc. Class A *	675,668	59,614,188
Alphabet, Inc. Class C *	207,229	18,387,429
Amazon.com, Inc. *	710,834	59,710,056
Match Group, Inc. *	93,584	3,882,800

		141,594,473

Consumer, Cyclical - 4.6%

Chipotle Mexican Grill, Inc. *	4,621	6,411,591
Dollar Tree, Inc. *	42,430	6,001,299
Hilton Worldwide Holdings, Inc.	105,082	13,278,162
Lululemon Athletica, Inc. *	20,779	6,657,176
LVMH Moet Hennessy Louis Vuitton SE (France)	17,126	12,462,459
O’Reilly Automotive, Inc. *	12,271	10,357,092

		55,167,779

Consumer, Non-Cyclical - 24.0%

Abbott Laboratories	211,528	23,223,659
Becton Dickinson & Co.	39,833	10,129,532
Block, Inc. *	51,519	3,237,454
Boston Scientific Corp. *	507,551	23,484,385
Colgate-Palmolive Co.	171,139	13,484,042
CoStar Group, Inc. *	185,550	14,339,304
Danaher Corp.	100,921	26,786,452
Equifax, Inc.	39,209	7,620,661
Estee Lauder Cos., Inc. Class A	71,072	17,633,674
Gartner, Inc. *	28,492	9,577,301
ICON PLC*	49,792	9,672,096
Regeneron Pharmaceuticals, Inc. *	14,222	10,261,031
STERIS PLC	29,677	5,481,045
Thermo Fisher Scientific, Inc.	50,844	27,999,282
TransUnion	93,740	5,319,745
UnitedHealth Group, Inc.	52,290	27,723,112
Verisk Analytics, Inc.	111,208	19,619,315
Vertex Pharmaceuticals, Inc. *	65,678	18,966,493
Zoetis, Inc.	78,082	11,442,917

		286,001,500

Energy - 1.6%

Enphase Energy, Inc. *	9,583	2,539,112
EOG Resources, Inc.	57,541	7,452,710
Hess Corp.	61,963	8,787,593

		18,779,415

Financial - 13.3%

American Express Co.	19,829	2,929,735
American Tower Corp. REIT	68,901	14,597,366
Aon PLC Class A	68,342	20,512,168
Arthur J Gallagher & Co.	31,815	5,998,400
Charles Schwab Corp.	213,658	17,789,165
CME Group, Inc.	52,610	8,846,897
Mastercard, Inc. Class A	133,844	46,541,574
Visa, Inc. Class A	195,283	40,571,996

		157,787,301

	Shares	Value

Industrial - 6.9%

Agilent Technologies, Inc.	30,523	$4,567,767
AMETEK, Inc.	110,454	15,432,633
Amphenol Corp. Class A	54,824	4,174,299
Canadian Pacific Railway Ltd. (NYSE) (Canada)	148,784	11,097,799
Eaton Corp. PLC	31,237	4,902,647
Johnson Controls International PLC	220,685	14,123,840
Martin Marietta Materials, Inc.	10,384	3,509,480
Rockwell Automation, Inc.	14,209	3,659,812
Vulcan Materials Co.	120,180	21,044,720

		82,512,997

Technology - 31.4%

Accenture PLC Class A	12,902	3,442,770
Adobe, Inc. *	79,696	26,820,095
Apple, Inc.	447,987	58,206,951
Applied Materials, Inc.	34,394	3,349,288
ASML Holding NV (Netherlands)	22,146	12,100,574
Autodesk, Inc. *	16,711	3,122,785
Black Knight, Inc. *	48,297	2,982,340
Cadence Design Systems, Inc. *	59,126	9,498,001
Electronic Arts, Inc.	93,068	11,371,048
Intuit, Inc.	68,079	26,497,708
Lam Research Corp.	20,823	8,751,907
Microsoft Corp.	584,853	140,259,446
MSCI, Inc.	51,553	23,980,909
NVIDIA Corp.	156,039	22,803,539
ServiceNow, Inc. *	25,099	9,745,189
Synopsys, Inc. *	14,230	4,543,497
Take-Two Interactive Software, Inc. *	41,440	4,315,147
Veeva Systems, Inc. Class A *	7,411	1,195,987

		372,987,181

Total Common Stocks (Cost $980,785,752)		1,156,669,943

	Principal Amount
SHORT-TERM INVESTMENT - 2.8%

Repurchase Agreement - 2.8%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $33,417,031; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $34,070,425)	$33,402,371	33,402,371

Total Short-Term Investment (Cost $33,402,371)		33,402,371

TOTAL INVESTMENTS - 100.0% (Cost $1,014,188,123)		1,190,072,314

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(121,583)

NET ASSETS - 100.0%		$1,189,950,731

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	31.4%
Consumer, Non-Cyclical	24.0%
Financial	13.3%
Communications	11.9%
Industrial	6.9%
Consumer, Cyclical	4.6%
Basic Materials	3.5%
Others (each less than 3.0%)	4.4%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$41,839,297	$41,839,297	$—	$—
	Communications	141,594,473	141,594,473	—	—
	Consumer, Cyclical	55,167,779	42,705,320	12,462,459	—
	Consumer, Non-Cyclical	286,001,500	286,001,500	—	—
	Energy	18,779,415	18,779,415	—	—
	Financial	157,787,301	157,787,301	—	—
	Industrial	82,512,997	82,512,997	—	—
	Technology	372,987,181	372,987,181	—	—

	Total Common Stocks	1,156,669,943	1,144,207,484	12,462,459	—

	Short-Term Investment	33,402,371	—	33,402,371	—

	Total	$1,190,072,314	$1,144,207,484	$45,864,830	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

HEDGED EQUITY PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 97.1%

Basic Materials - 2.2%

Air Products & Chemicals, Inc.	1,050	$323,673
Celanese Corp.	1,065	108,886
DuPont de Nemours, Inc. ‡	4,280	293,736
Eastman Chemical Co. ‡	5,550	451,992
Freeport-McMoRan, Inc.	5,835	221,730
Linde PLC (United Kingdom)	4,027	1,313,527
Nucor Corp.	1,795	236,599
PPG Industries, Inc. ‡	5,069	637,376

		3,587,519

Communications - 10.5%

Alphabet, Inc. Class A * ‡	35,540	3,135,694
Alphabet, Inc. Class C * ‡	25,911	2,299,083
Amazon.com, Inc. * ‡	47,454	3,986,136
Booking Holdings, Inc. * ‡	462	931,059
Charter Communications, Inc. Class A * ‡	2,116	717,536
Comcast Corp. Class A ‡	34,647	1,211,605
Corning, Inc.	4,267	136,288
Expedia Group, Inc. *	3,903	341,903
Meta Platforms, Inc. Class A * ‡	13,235	1,592,700
Motorola Solutions, Inc.	1,445	372,391
Netflix, Inc. * ‡	2,970	875,794
T-Mobile US, Inc. * ‡	5,500	770,000
Uber Technologies, Inc. *	4,942	122,216
Verizon Communications, Inc.	1,017	40,070
Walt Disney Co. * ‡	2,816	244,654

		16,777,129

Consumer, Cyclical - 8.4%

AutoNation, Inc. *	2,114	226,832
AutoZone, Inc. *	323	796,576
Best Buy Co., Inc. ‡	7,129	571,817
Burlington Stores, Inc. *	1,466	297,246
Chipotle Mexican Grill, Inc. *	501	695,133
Costco Wholesale Corp. ‡	2,585	1,180,053
Domino’s Pizza, Inc.	493	170,775
Home Depot, Inc. ‡	3,013	951,686
Lennar Corp. Class A ‡	5,463	494,402
Lowe’s Cos., Inc. ‡	8,261	1,645,922
Magna International, Inc. (Canada)	4,229	237,585
Marriott International, Inc. Class A	3,206	477,341
McDonald’s Corp. ‡	3,458	911,287
NIKE, Inc. Class B ‡	7,839	917,241
O’Reilly Automotive, Inc. * ‡	823	694,637
Rivian Automotive, Inc. Class A *	1,488	27,424
Royal Caribbean Cruises Ltd. *	1,020	50,419
Southwest Airlines Co. *	3,542	119,259
Target Corp.	1,461	217,747
Tesla, Inc. * ‡	12,981	1,599,000
TJX Cos., Inc. ‡	6,421	511,112
Toll Brothers, Inc.	3,696	184,504
Ulta Beauty, Inc. *	261	122,427
Yum! Brands, Inc.	2,179	279,086

		13,379,511

Consumer, Non-Cyclical - 22.0%

Abbott Laboratories	7,696	844,944
AbbVie, Inc. ‡	14,349	2,318,942
Affirm Holdings, Inc. *	5,526	53,436
Altria Group, Inc. ‡	11,523	526,716
Avery Dennison Corp.	1,162	210,322
Baxter International, Inc.	10,507	535,542
Biogen, Inc. *	1,941	537,502
BioMarin Pharmaceutical, Inc. *	1,515	156,787
Block, Inc. *	1,332	83,703
Booz Allen Hamilton Holding Corp.	1,403	146,642

	Shares	Value
Boston Scientific Corp. * ‡	16,491	$763,039
Bristol-Myers Squibb Co. ‡	22,489	1,618,084
Centene Corp. * ‡	8,739	716,685
Cintas Corp.	481	217,229
Coca-Cola Co. ‡	31,236	1,986,922
Colgate-Palmolive Co. ‡	12,203	961,474
Constellation Brands, Inc. Class A ‡	2,946	682,736
CVS Health Corp.	1,123	104,652
Danaher Corp. ‡	3,592	953,389
Dexcom, Inc. *	1,917	217,081
Elevance Health, Inc. ‡	1,998	1,024,914
Eli Lilly & Co.	4,976	1,820,420
FleetCor Technologies, Inc. *	2,953	542,407
Hershey Co.	851	197,066
Humana, Inc.	735	376,460
Intuitive Surgical, Inc. * ‡	3,620	960,567
Johnson & Johnson ‡	8,796	1,553,813
Kimberly-Clark Corp. ‡	4,224	573,408
McKesson Corp.	1,195	448,268
Medtronic PLC	7,771	603,962
Merck & Co., Inc. ‡	10,791	1,197,261
Mondelez International, Inc. Class A ‡	7,380	491,877
Neurocrine Biosciences, Inc. *	1,401	167,335
PepsiCo, Inc. ‡	3,972	717,582
Pfizer, Inc. ‡	10,619	544,118
Philip Morris International, Inc. ‡	7,371	746,019
Procter & Gamble Co. ‡	10,210	1,547,428
Regeneron Pharmaceuticals, Inc. * ‡	1,355	977,619
S&P Global, Inc. ‡	2,329	780,075
Sarepta Therapeutics, Inc. *	1,158	150,054
Thermo Fisher Scientific, Inc. ‡	3,420	1,883,360
UnitedHealth Group, Inc. ‡	5,911	3,133,894
Vertex Pharmaceuticals, Inc. * ‡	2,857	825,044
Zimmer Biomet Holdings, Inc.	1,614	205,785

		35,104,563

Energy - 5.1%

Baker Hughes Co.	8,647	255,346
Chevron Corp. ‡	3,852	691,395
ConocoPhillips ‡	14,246	1,681,028
Coterra Energy, Inc.	11,181	274,717
Diamondback Energy, Inc. ‡	7,041	963,068
EOG Resources, Inc. ‡	7,696	996,786
Exxon Mobil Corp. ‡	27,357	3,017,477
Phillips 66	2,422	252,082

		8,131,899

Financial - 16.0%

American Express Co. ‡	9,538	1,409,240
Ameriprise Financial, Inc.	1,344	418,481
Aon PLC Class A	1,162	348,763
Bank of America Corp. ‡	39,100	1,294,992
Berkshire Hathaway, Inc. Class B * ‡	7,933	2,450,504
Camden Property Trust REIT	1,317	147,346
Capital One Financial Corp. ‡	1,365	126,890
Citigroup, Inc. ‡	9,308	421,001
CME Group, Inc.	3,993	671,463
Equinix, Inc. REIT	714	467,691
Equity LifeStyle Properties, Inc. REIT	4,472	288,891
Fifth Third Bancorp ‡	16,006	525,157
Globe Life, Inc.	1,991	240,015
Host Hotels & Resorts, Inc. REIT	4,265	68,453
Intercontinental Exchange, Inc. ‡	7,322	751,164
Mastercard, Inc. Class A ‡	7,563	2,629,882
Morgan Stanley ‡	8,196	696,824
Progressive Corp. ‡	10,635	1,379,466
Prologis, Inc. REIT	9,910	1,117,154
Prudential Financial, Inc.	1,838	182,808
Raymond James Financial, Inc.	3,779	403,786
SBA Communications Corp. REIT	2,733	766,087

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

HEDGED EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
State Street Corp. ‡	3,990	$309,504
Sun Communities, Inc. REIT ‡	2,589	370,227
SVB Financial Group *	470	108,166
Travelers Cos., Inc. ‡	5,932	1,112,191
Truist Financial Corp. ‡	20,850	897,176
UDR, Inc. REIT	9,288	359,724
US Bancorp ‡	29,629	1,292,121
Ventas, Inc. REIT	12,199	549,565
Visa, Inc. Class A ‡	9,936	2,064,303
Wells Fargo & Co. ‡	40,739	1,682,113

		25,551,148

Industrial - 8.5%

CSX Corp.	10,095	312,743
Deere & Co. ‡	3,096	1,327,441
Dover Corp.	2,598	351,795
Eaton Corp. PLC	6,103	957,866
General Dynamics Corp.	794	196,999
Honeywell International, Inc. ‡	8,683	1,860,767
Howmet Aerospace, Inc.	2,188	86,229
Ingersoll Rand, Inc.	1,933	100,999
Martin Marietta Materials, Inc.	683	230,834
Masco Corp. ‡	7,456	347,972
Norfolk Southern Corp. ‡	3,393	836,103
Otis Worldwide Corp.	7,580	593,590
Parker-Hannifin Corp. ‡	2,849	829,059
Raytheon Technologies Corp. ‡	15,649	1,579,297
TE Connectivity Ltd. (Switzerland)	1,609	184,713
Textron, Inc.	8,284	586,507
Trane Technologies PLC	6,231	1,047,369
Union Pacific Corp. ‡	2,858	591,806
United Parcel Service, Inc. Class B ‡	8,716	1,515,189

		13,537,278

Technology - 21.3%

Accenture PLC Class A	5,243	1,399,042
Adobe, Inc. * ‡	3,504	1,179,201
Advanced Micro Devices, Inc. * ‡	13,799	893,761
Analog Devices, Inc. ‡	7,723	1,266,804
Apple, Inc. ‡	73,048	9,491,127
Broadcom, Inc.	516	288,511
Cadence Design Systems, Inc. *	1,280	205,619
DocuSign, Inc. *	3,222	178,563
Fortinet, Inc. *	3,252	158,990
Intuit, Inc. ‡	2,507	975,775
Lam Research Corp. ‡	2,792	1,173,478
Leidos Holdings, Inc. ‡	4,241	446,111
Microchip Technology, Inc.	6,036	424,029
Micron Technology, Inc.	2,805	140,194
Microsoft Corp. ‡	40,142	9,626,854
NVIDIA Corp. ‡	10,282	1,502,612
NXP Semiconductors NV (China)	7,347	1,161,046
Oracle Corp. ‡	5,362	438,290
QUALCOMM, Inc.	1,897	208,556
Salesforce, Inc. * ‡	749	99,310
Seagate Technology Holdings PLC	9,251	486,695
Teradyne, Inc.	2,501	218,462
Texas Instruments, Inc. ‡	10,138	1,675,000
Workday, Inc. Class A * ‡	2,095	350,556
ZoomInfo Technologies, Inc. *	3,968	119,477

		34,108,063

Utilities - 3.1%

Ameren Corp.	4,851	431,351
CenterPoint Energy, Inc. ‡	16,147	484,248
FirstEnergy Corp. ‡	5,439	228,112
NextEra Energy, Inc. ‡	22,035	1,842,126

	Shares	Value
PG&E Corp. *	37,418	$608,417
Public Service Enterprise Group, Inc.	9,112	558,292
Sempra Energy ‡	5,199	803,453

		4,955,999

Total Common Stocks (Cost $166,164,684)		155,133,109

	Principal Amount
SHORT-TERM INVESTMENT - 3.0%

Repurchase Agreement - 3.0%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $4,747,675; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $4,840,575)	$4,745,592	4,745,592

Total Short-Term Investment (Cost $4,745,592)		4,745,592

TOTAL INVESTMENTS - 100.1% (Cost $170,910,276)		159,878,701

DERIVATIVES - (0.2%)		(195,079)

OTHER ASSETS & LIABILITIES, NET - 0.1%		98,239

NET ASSETS - 100.0%		$159,781,861

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	22.0%
Technology	21.3%
Financial	16.0%
Communications	10.5%
Industrial	8.5%
Consumer, Cyclical	8.4%
Energy	5.1%
Utilities	3.1%
Short-Term Investment	3.0%
Others (each less than 3.0%)	2.2%

	100.1%
Derivatives	(0.2%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)	As of December 31, 2022, investments with a total aggregate value of $58,999,852 were fully or partially segregated with the broker(s)/custodian as collateral for option contracts.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

HEDGED EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(c)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/23	26	$5,105,125	$5,019,300	($85,825)

(d)	Purchased options outstanding as of December 31, 2022 were as follows:

Options on Indices

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Put – S&P 500 Index	$3,630.00	03/31/23	CBOE	417	$151,371,000	$3,639,993	$3,649,584

Total Purchased Options						$3,639,993	$3,649,584

(e)	Premiums received and value of written options outstanding as of December 31, 2022 were as follows:

Options on Indices

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Premium	Value
Call – S&P 500 Index	$4,065.00	03/31/23	CBOE	417	$169,510,500	$3,235,086	($3,235,503)

Put – S&P 500 Index	3,060.00	03/31/23	CBOE	417	127,602,000	522,918	(523,335)

Total Written Options						$3,758,004	($3,758,838)

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$155,133,109	$155,133,109	$—	$—
	Short-Term Investment	4,745,592	—	4,745,592	—
	Derivatives:
	Equity Contracts
	Purchased Options	3,649,584	—	3,649,584	—

	Total Assets	163,528,285	155,133,109	8,395,176	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(85,825)	(85,825)	—	—
	Written Options	(3,758,838)	—	(3,758,838)	—

	Total Liabilities	(3,844,663)	(85,825)	(3,758,838)	—

	Total	$159,683,622	$155,047,284	$4,636,338	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

LARGE-CAP CORE PORTFOLIO (Formerly Main Street® Core Portfolio)

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 100.0%

Basic Materials - 2.4%

Eastman Chemical Co.	114,304	$9,308,918
PPG Industries, Inc.	116,883	14,696,868

		24,005,786

Communications - 10.6%
Alphabet, Inc. Class A *	542,394	47,855,422
Amazon.com, Inc. *	383,899	32,247,516
Meta Platforms, Inc. Class A *	28,246	3,399,124
Uber Technologies, Inc. *	519,660	12,851,192
Verizon Communications, Inc.	307,660	12,121,804

		108,475,058

Consumer, Cyclical - 9.6%
Dollar General Corp.	70,700	17,409,875
Lowe’s Cos., Inc.	63,167	12,585,393
Marriott International, Inc. Class A	39,659	5,904,829
McDonald’s Corp.	91,239	24,044,214
NIKE, Inc. Class B	102,746	12,022,309
Tesla, Inc. *	124,308	15,312,259
TJX Cos., Inc.	136,713	10,882,355

		98,161,234

Consumer, Non-Cyclical - 20.7%
AbbVie, Inc.	227,282	36,731,044
Boston Scientific Corp. *	453,170	20,968,176
Bristol-Myers Squibb Co.	334,439	24,062,886
Coca-Cola Co.	399,684	25,423,899
Intuitive Surgical, Inc. *	38,517	10,220,486
Regeneron Pharmaceuticals, Inc. *	32,513	23,457,804
S&P Global, Inc.	63,520	21,275,389
UnitedHealth Group, Inc.	69,517	36,856,523
Vertex Pharmaceuticals, Inc. *	41,521	11,990,435

		210,986,642

Energy - 5.1%
Baker Hughes Co.	728,918	21,524,949
ConocoPhillips	141,821	16,734,878
Pioneer Natural Resources Co.	59,868	13,673,252

		51,933,079

Financial - 14.8%
Ameriprise Financial, Inc.	43,915	13,673,813
Mastercard, Inc. Class A	87,006	30,254,596
Morgan Stanley	281,453	23,929,134
Progressive Corp.	61,189	7,936,825
Prologis, Inc. REIT	270,949	30,544,081
Truist Financial Corp.	539,098	23,197,387
US Bancorp	297,798	12,986,971
Wells Fargo & Co.	208,871	8,624,284

		151,147,091

Industrial - 10.2%
Deere & Co.	41,542	17,811,548
Eaton Corp. PLC	151,645	23,800,683
Norfolk Southern Corp.	77,812	19,174,433
Northrop Grumman Corp.	28,192	15,381,837
Trane Technologies PLC	97,006	16,305,739
Vulcan Materials Co.	64,774	11,342,575

		103,816,815

Technology - 21.5%
Advanced Micro Devices, Inc. *	179,057	11,597,522
Apple, Inc.	355,220	46,153,734
ASML Holding NV (Netherlands)	13,599	7,430,494
Intuit, Inc.	25,032	9,742,955
Leidos Holdings, Inc.	76,148	8,010,008
Microsoft Corp.	321,335	77,062,560

	Shares	Value
NVIDIA Corp.	65,686	$9,599,352
NXP Semiconductors NV (China)	191,472	30,258,320
Oracle Corp.	136,145	11,128,492
Teradyne, Inc.	90,617	7,915,395

		218,898,832

Utilities - 5.1%
NextEra Energy, Inc.	429,930	35,942,148
PG&E Corp. *	295,091	4,798,180
Xcel Energy, Inc.	152,467	10,689,461

		51,429,789

Total Common Stocks (Cost $1,042,288,674)		1,018,854,326

	Principal Amount
SHORT-TERM INVESTMENT - 0.1%

Repurchase Agreement - 0.1%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $1,387,021; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $1,414,224)	$1,386,413	1,386,413

Total Short-Term Investment (Cost $1,386,413)		1,386,413

TOTAL INVESTMENTS - 100.1% (Cost $1,043,675,087)		1,020,240,739

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,093,266)

NET ASSETS - 100.0%		$1,019,147,473

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	21.5%
Consumer, Non-Cyclical	20.7%
Financial	14.8%
Communications	10.6%
Industrial	10.2%
Consumer, Cyclical	9.6%
Energy	5.1%
Utilities	5.1%
Others (each less than 3.0%)	2.5%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

LARGE-CAP CORE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,018,854,326	$1,018,854,326	$—	$—
	Short-Term Investment	1,386,413	—	1,386,413	—

	Total	$1,020,240,739	$1,018,854,326	$1,386,413	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 99.0%

Basic Materials - 1.4%

Sherwin-Williams Co.	47,016	$11,158,307

Communications - 12.3%

Alphabet, Inc. Class A *	422,838	37,306,997
Amazon.com, Inc. *	564,980	47,458,320
Match Group, Inc. *	279,831	11,610,188

		96,375,505

Consumer, Cyclical - 10.9%

Chipotle Mexican Grill, Inc. *	7,568	10,500,524
Evolution AB ~ (Sweden)	148,272	14,442,343
LVMH Moet Hennessy Louis Vuitton SE (France)	28,254	20,560,220
NIKE, Inc. Class B	173,744	20,329,786
Ross Stores, Inc.	43,003	4,991,358
Tesla, Inc. *	118,707	14,622,328

		85,446,559

Consumer, Non-Cyclical - 22.5%

Adyen NV * ~ (Netherlands)	2,193	3,044,430
AstraZeneca PLC ADR (United Kingdom)	217,829	14,768,806
Boston Scientific Corp. *	266,393	12,326,004
Cintas Corp.	20,031	9,046,400
Danaher Corp.	70,205	18,633,811
IDEXX Laboratories, Inc. *	31,997	13,053,496
Intuitive Surgical, Inc. *	69,260	18,378,141
Lonza Group AG (Switzerland)	20,731	10,176,338
S&P Global, Inc.	68,942	23,091,434
Thermo Fisher Scientific, Inc.	21,148	11,645,992
UnitedHealth Group, Inc.	54,412	28,848,154
Zoetis, Inc.	91,879	13,464,868

		176,477,874

Energy - 1.7%

Cheniere Energy, Inc.	69,216	10,379,631
EQT Corp.	83,076	2,810,461

		13,190,092

Financial - 9.6%

Blackstone, Inc.	127,044	9,425,394
Mastercard, Inc. Class A	62,710	21,806,148
Prologis, Inc. REIT	40,591	4,575,824
Visa, Inc. Class A	191,047	39,691,925

		75,499,291

Industrial - 3.5%

TransDigm Group, Inc.	33,590	21,149,944
Waste Connections, Inc.	49,283	6,532,954

		27,682,898

Technology - 37.1%

Advanced Micro Devices, Inc. *	225,570	14,610,169
Apple, Inc.	499,577	64,910,040
ASML Holding NV (Netherlands)	47,780	26,106,992
Bill.com Holdings, Inc. *	49,823	5,428,714
Cadence Design Systems, Inc. *	90,050	14,465,632
Intuit, Inc.	85,188	33,156,873
KLA Corp.	41,923	15,806,229
Marvell Technology, Inc.	168,698	6,248,574
Microsoft Corp.	285,056	68,362,130
MongoDB, Inc. *	7,704	1,516,455
MSCI, Inc.	19,084	8,877,304
NVIDIA Corp.	94,849	13,861,233
ServiceNow, Inc. *	44,087	17,117,660

		290,468,005

Total Common Stocks (Cost $775,133,070)		776,298,531

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $8,118,991; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $8,277,812)	$8,115,430	$8,115,430

Total Short-Term Investment (Cost $8,115,430)		8,115,430

TOTAL INVESTMENTS - 100.0% (Cost $783,248,500)		784,413,961

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(332,494)

NET ASSETS - 100.0%		$784,081,467

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	37.1%
Consumer, Non-Cyclical	22.5%
Communications	12.3%
Consumer, Cyclical	10.9%
Financial	9.6%
Industrial	3.5%
Others (each less than 3.0%)	4.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

LARGE-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$11,158,307	$11,158,307	$—	$—
	Communications	96,375,505	96,375,505	—	—
	Consumer, Cyclical	85,446,559	50,443,996	35,002,563	—
	Consumer, Non-Cyclical	176,477,874	163,257,106	13,220,768	—
	Energy	13,190,092	13,190,092	—	—
	Financial	75,499,291	75,499,291	—	—
	Industrial	27,682,898	27,682,898	—	—
	Technology	290,468,005	290,468,005	—	—

	Total Common Stocks	776,298,531	728,075,200	48,223,331	—

	Short-Term Investment	8,115,430	—	8,115,430	—

	Total	$784,413,961	$728,075,200	$56,338,761	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 98.5%

Basic Materials - 3.9%

Air Products & Chemicals, Inc.	87,187	$26,876,264
PPG Industries, Inc.	133,474	16,783,021

		43,659,285

Communications - 12.2%

Alphabet, Inc. Class A *	180,763	15,948,720
Charter Communications, Inc. Class A *	59,521	20,183,571
Cisco Systems, Inc.	551,989	26,296,756
Comcast Corp. Class A	468,394	16,379,738
DISH Network Corp. Class A *	778,437	10,929,255
Meta Platforms, Inc. Class A *	146,717	17,655,924
Motorola Solutions, Inc.	116,287	29,968,323

		137,362,287

Consumer, Cyclical - 1.7%

Home Depot, Inc.	61,104	19,300,309

Consumer, Non-Cyclical - 15.2%

Amgen, Inc.	55,985	14,703,900
Becton Dickinson & Co.	77,062	19,596,867
Elevance Health, Inc.	58,547	30,032,855
Haleon PLC ADR *	2,205,300	17,642,400
Johnson & Johnson	127,611	22,542,483
Merck & Co., Inc.	129,442	14,361,590
PepsiCo, Inc.	98,925	17,871,790
UnitedHealth Group, Inc.	65,322	34,632,418

		171,384,303

Energy - 10.3%

Chevron Corp.	190,685	34,226,051
ConocoPhillips	479,956	56,634,808
Enterprise Products Partners LP	1,028,269	24,801,848

		115,662,707

Financial - 24.4%

American Express Co.	212,079	31,334,672
American Tower Corp. REIT	85,909	18,200,681
Bank of America Corp.	1,245,532	41,252,020
Bank of New York Mellon Corp.	297,171	13,527,224
Berkshire Hathaway, Inc. Class B *	62,548	19,321,077
Charles Schwab Corp.	265,684	22,120,850
JPMorgan Chase & Co.	316,622	42,459,010
Marsh & McLennan Cos., Inc.	105,934	17,529,958
Progressive Corp.	140,685	18,248,251
Travelers Cos., Inc.	91,071	17,074,902
US Bancorp	229,559	10,011,068
Visa, Inc. Class A	113,293	23,537,754

		274,617,467

Industrial - 20.7%

Deere & Co.	110,877	47,539,623
Honeywell International, Inc.	71,713	15,368,096
Illinois Tool Works, Inc.	76,537	16,861,101
Martin Marietta Materials, Inc.	39,463	13,337,310
Northrop Grumman Corp.	46,462	25,350,132
Otis Worldwide Corp.	166,528	13,040,808
Raytheon Technologies Corp.	361,909	36,523,856
TE Connectivity Ltd. (Switzerland)	256,154	29,406,479
United Parcel Service, Inc. Class B	119,198	20,721,380
Vertiv Holdings Co.	1,130,372	15,440,882

		233,589,667

Technology - 4.1%

Apple, Inc.	34,718	4,510,910
Intel Corp.	391,115	10,337,169
Microsoft Corp.	42,192	10,118,485

	Shares	Value
Oracle Corp.	164,605	$13,454,813
QUALCOMM, Inc.	70,354	7,734,719

		46,156,096

Utilities - 6.0%

Edison International	303,238	19,292,001
Sempra Energy	315,103	48,696,018

		67,988,019

Total Common Stocks (Cost $772,694,910)		1,109,720,140

	Principal Amount
SHORT-TERM INVESTMENT - 1.4%
Repurchase Agreement - 1.4%
Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $16,295,820; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $16,614,506)	$16,288,671	16,288,671

Total Short-Term Investment (Cost $16,288,671)		16,288,671

TOTAL INVESTMENTS - 99.9% (Cost $788,983,581)		1,126,008,811

OTHER ASSETS & LIABILITIES, NET - 0.1%		671,228

NET ASSETS - 100.0%		$1,126,680,039

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	24.4%
Industrial	20.7%
Consumer, Non-Cyclical	15.2%
Communications	12.2%
Energy	10.3%
Utilities	6.0%
Technology	4.1%
Basic Materials	3.9%
Others (each less than 3.0%)	3.1%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

LARGE-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$1,109,720,140	$1,109,720,140	$—	$—
	Short-Term Investment	16,288,671	—	16,288,671	—

	Total	$1,126,008,811	$1,109,720,140	$16,288,671	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 98.7%

Basic Materials - 3.7%

Agnico Eagle Mines Ltd. (Canada)	77,229	$4,015,136
Albemarle Corp.	8,799	1,908,151
Alcoa Corp.	62,241	2,830,098
CF Industries Holdings, Inc.	25,216	2,148,403
Freeport-McMoRan, Inc.	120,629	4,583,902
Huntsman Corp.	48,689	1,337,974
Mosaic Co.	53,773	2,359,021
Nucor Corp.	5,532	729,173
Westlake Corp.	20,842	2,137,139

		22,048,997

Communications - 1.8%

Arista Networks, Inc. *	24,984	3,031,809
Fox Corp. Class A	178,629	5,424,963
Spotify Technology SA *	3,912	308,852
Zillow Group, Inc. Class C *	58,840	1,895,236

		10,660,860

Consumer, Cyclical - 13.6%

Burlington Stores, Inc. *	14,768	2,994,360
Casey’s General Stores, Inc.	32,960	7,394,576
Chipotle Mexican Grill, Inc. *	4,362	6,052,231
Copart, Inc. *	6,504	396,029
Darden Restaurants, Inc.	13,305	1,840,481
Delta Air Lines, Inc. *	35,578	1,169,093
Dollar General Corp.	17,427	4,291,399
DR Horton, Inc.	21,410	1,908,487
Floor & Decor Holdings, Inc. Class A *	50,632	3,525,506
IAA, Inc. *	102,013	4,080,520
Live Nation Entertainment, Inc. *	45,614	3,181,120
Lululemon Athletica, Inc. *	21,051	6,744,319
Murphy USA, Inc.	15,456	4,320,570
NVR, Inc. *	901	4,155,935
O’Reilly Automotive, Inc. *	3,074	2,594,548
Polaris, Inc.	12,215	1,233,715
Ross Stores, Inc.	52,019	6,037,845
Southwest Airlines Co. *	17,795	599,158
Texas Roadhouse, Inc.	39,413	3,584,612
Tractor Supply Co.	9,761	2,195,932
Ulta Beauty, Inc. *	12,636	5,927,169
Vail Resorts, Inc.	14,242	3,394,581
WW Grainger, Inc.	526	292,588
YETI Holdings, Inc. *	96,084	3,969,230

		81,884,004

Consumer, Non-Cyclical - 20.8%

Albertsons Cos., Inc. Class A	373,084	7,737,762
Align Technology, Inc. *	21,915	4,621,874
AmerisourceBergen Corp.	33,792	5,599,672
AMN Healthcare Services, Inc. *	20,055	2,062,055
BioMarin Pharmaceutical, Inc. *	73,580	7,614,794
Booz Allen Hamilton Holding Corp.	22,279	2,328,601
Corteva, Inc.	105,323	6,190,886
CoStar Group, Inc. *	34,461	2,663,146
Darling Ingredients, Inc. *	87,788	5,494,651
Dexcom, Inc. *	3,815	432,011
Exelixis, Inc. *	149,322	2,395,125
FTI Consulting, Inc. *	8,684	1,379,019
Gartner, Inc. *	25,625	8,613,588
Henry Schein, Inc. *	35,821	2,861,023
Hershey Co.	46,488	10,765,226
Horizon Therapeutics PLC *	31,876	3,627,489
Hormel Foods Corp.	53,867	2,453,642
Insulet Corp. *	20,875	6,145,391
Kroger Co.	15,588	694,913
Molina Healthcare, Inc. *	11,746	3,878,764

	Shares	Value
Monster Beverage Corp. *	40,358	$4,097,548
Morningstar, Inc.	8,414	1,822,388
Neurocrine Biosciences, Inc. *	22,396	2,674,978
NuVasive, Inc. *	44,275	1,825,901
Omnicell, Inc. *	49,898	2,515,857
Quanta Services, Inc.	77,946	11,107,305
Service Corp. International	58,867	4,070,064
Tyson Foods, Inc. Class A	49,482	3,080,255
U-Haul Holding Co.	66,341	3,647,428
United Rentals, Inc. *	1,850	657,527
Vertex Pharmaceuticals, Inc. *	7,907	2,283,384

		125,342,267

Energy - 9.7%

Baker Hughes Co.	150,085	4,432,010
ChampionX Corp.	87,183	2,527,435
Chesapeake Energy Corp.	99,373	9,377,830
Enphase Energy, Inc. *	6,781	1,796,694
Halliburton Co.	274,739	10,810,980
Hess Corp.	64,145	9,097,044
Ovintiv, Inc.	190,680	9,669,383
Texas Pacific Land Corp.	904	2,119,184
Valaris Ltd. *	35,469	2,398,414
Valero Energy Corp.	46,360	5,881,229

		58,110,203

Financial - 18.7%

Agree Realty Corp. REIT	98,054	6,954,970
Arch Capital Group Ltd. *	52,627	3,303,923
Axis Capital Holdings Ltd.	161,031	8,723,049
Brown & Brown, Inc.	109,861	6,258,781
Cboe Global Markets, Inc.	95,218	11,947,002
Citizens Financial Group, Inc.	176,529	6,949,947
EastGroup Properties, Inc. REIT	25,315	3,748,139
Everest Re Group Ltd.	17,061	5,651,797
Fidelity National Financial, Inc.	30,454	1,145,679
Healthcare Realty Trust, Inc. REIT	495,954	9,557,034
Host Hotels & Resorts, Inc. REIT	181,642	2,915,354
Kinsale Capital Group, Inc.	11,126	2,909,672
Mid-America Apartment Communities, Inc. REIT	38,850	6,099,062
Prosperity Bancshares, Inc.	139,263	10,121,635
STAG Industrial, Inc. REIT	315,264	10,186,180
SVB Financial Group *	23,630	5,438,208
Synovus Financial Corp.	27,219	1,022,073
Voya Financial, Inc.	39,928	2,455,173
White Mountains Insurance Group Ltd.	4,772	6,749,183

		112,136,861

Industrial - 14.0%

AGCO Corp.	56,575	7,846,387
Agilent Technologies, Inc.	62,656	9,376,470
BWX Technologies, Inc.	37,176	2,159,182
Carrier Global Corp.	166,092	6,851,295
Chart Industries, Inc. *	75,759	8,729,710
Eagle Materials, Inc.	4,075	541,364
Eaton Corp. PLC	13,081	2,053,063
Garmin Ltd.	9,200	849,068
Generac Holdings, Inc. *	65,447	6,587,895
Hubbell, Inc.	41,219	9,673,275
Huntington Ingalls Industries, Inc.	23,185	5,348,316
Keysight Technologies, Inc. *	49,578	8,481,308
Knight-Swift Transportation Holdings, Inc.	24,552	1,286,770
L3Harris Technologies, Inc.	8,143	1,695,454
Martin Marietta Materials, Inc.	3,733	1,261,642
Owens Corning	24,470	2,087,291
Textron, Inc.	65,293	4,622,744
Timken Co.	33,195	2,345,891
Universal Display Corp.	10,931	1,180,985
Vulcan Materials Co.	7,362	1,289,160

		84,267,270

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MID-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Technology - 11.0%

DocuSign, Inc. *	107,837	$5,976,327
DXC Technology Co. *	150,277	3,982,341
Jack Henry & Associates, Inc.	34,464	6,050,500
KLA Corp.	4,388	1,654,408
Monolithic Power Systems, Inc.	2,971	1,050,575
ON Semiconductor Corp. *	18,109	1,129,458
Paycom Software, Inc. *	1,978	613,793
Pure Storage, Inc. Class A *	258,651	6,921,501
Skyworks Solutions, Inc.	40,290	3,671,628
Splunk, Inc. *	95,868	8,253,276
Teradata Corp. *	363,358	12,230,630
Teradyne, Inc.	48,805	4,263,117
Veeva Systems, Inc. Class A *	8,934	1,441,769
Workday, Inc. Class A *	37,580	6,288,261
Zebra Technologies Corp. Class A *	9,347	2,396,664

		65,924,248

Utilities - 5.4%

CenterPoint Energy, Inc.	172,796	5,182,152
CMS Energy Corp.	36,836	2,332,824
Evergy, Inc.	161,033	10,133,807
WEC Energy Group, Inc.	161,032	15,098,360

		32,747,143

Total Common Stocks (Cost $606,027,508)		593,121,853

	Principal Amount
SHORT-TERM INVESTMENT - 1.0%

Repurchase Agreement - 1.0%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $5,953,902; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $6,070,337)	$5,951,290	5,951,290

Total Short-Term Investment (Cost $5,951,290)		5,951,290

TOTAL INVESTMENTS - 99.7% (Cost $611,978,798)		599,073,143

OTHER ASSETS & LIABILITIES, NET - 0.3%		1,925,680

NET ASSETS - 100.0%		$600,998,823

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	20.8%
Financial	18.7%
Industrial	14.0%
Consumer, Cyclical	13.6%
Technology	11.0%
Energy	9.7%
Utilities	5.4%
Basic Materials	3.7%
Others (each less than 3.0%)	2.8%

99.7%
Other Assets & Liabilities, Net	0.3%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$593,121,853	$593,121,853	$—	$—
	Short-Term Investment	5,951,290	—	5,951,290	—

	Total	$599,073,143	$593,121,853	$5,951,290	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 97.9%

Communications - 6.9%

Arista Networks, Inc. *	128,132	$15,548,818
Pinterest, Inc. Class A *	852,693	20,703,386
Shutterstock, Inc.	154,152	8,126,894
Trade Desk, Inc. Class A *	242,031	10,850,250

		55,229,348

Consumer, Cyclical - 17.2%

BorgWarner, Inc.	464,432	18,693,388
Chipotle Mexican Grill, Inc. *	12,873	17,861,159
Copart, Inc. *	145,513	8,860,287
Fastenal Co.	254,867	12,060,306
Floor & Decor Holdings, Inc. Class A *	125,513	8,739,470
Levi Strauss & Co. Class A	580,370	9,007,342
Lululemon Athletica, Inc. *	37,526	12,022,580
National Vision Holdings, Inc. *	310,006	12,015,833
On Holding AG Class A * (Switzerland)	434,113	7,449,379
Petco Health & Wellness Co., Inc. *	542,724	5,145,023
Pool Corp.	43,003	13,001,097
Vail Resorts, Inc.	59,302	14,134,632

		138,990,496

Consumer, Non-Cyclical - 26.6%

Bio-Techne Corp.	162,644	13,479,935
Brown-Forman Corp. Class B	165,565	10,874,309
Clarivate PLC *	661,717	5,518,720
CoStar Group, Inc. *	491,412	37,976,319
Dexcom, Inc. *	279,216	31,618,420
Edwards Lifesciences Corp. *	142,215	10,610,661
Envista Holdings Corp. *	399,387	13,447,360
Genmab AS ADR * (Denmark)	348,690	14,777,482
Intuitive Surgical, Inc. *	59,710	15,844,048
MarketAxess Holdings, Inc.	87,857	24,502,439
Repligen Corp. *	90,378	15,301,899
Seagen, Inc. *	94,719	12,172,339
West Pharmaceutical Services, Inc.	33,853	7,967,304

		214,091,235

Financial - 3.8%

First Republic Bank	110,463	13,464,335
Kinsale Capital Group, Inc.	31,658	8,279,200
Pinnacle Financial Partners, Inc.	123,645	9,075,543

		30,819,078

Industrial - 19.4%

Agilent Technologies, Inc.	90,488	13,541,529
AO Smith Corp.	192,760	11,033,582
Coherent Corp. *	348,538	12,233,684
Generac Holdings, Inc. *	79,267	7,979,016
HEICO Corp. Class A	151,582	18,167,103
IDEX Corp.	51,972	11,866,767
Keysight Technologies, Inc. *	102,281	17,497,211
Lincoln Electric Holdings, Inc.	33,650	4,862,089
Littelfuse, Inc.	39,802	8,764,400
Martin Marietta Materials, Inc.	20,352	6,878,365
Novanta, Inc. *	71,631	9,732,504
Trex Co., Inc. *	279,091	11,813,922
Trimble, Inc. *	221,781	11,213,247
Universal Display Corp.	99,594	10,760,136

		156,343,555

Technology - 24.0%

Crowdstrike Holdings, Inc. Class A *	95,624	10,068,251
DocuSign, Inc. *	219,496	12,164,468
Electronic Arts, Inc.	79,003	9,652,587
EngageSmart, Inc. *	215,374	3,790,582
Five9, Inc. *	141,228	9,583,732

	Shares	Value
Genpact Ltd.	173,064	$8,016,324
HubSpot, Inc. *	10,151	2,934,959
Marvell Technology, Inc.	371,790	13,771,102
Microchip Technology, Inc.	270,952	19,034,378
Monolithic Power Systems, Inc.	62,970	22,266,822
Paycom Software, Inc. *	56,006	17,379,222
Teradyne, Inc.	197,797	17,277,568
Tyler Technologies, Inc. *	47,640	15,359,612
Workday, Inc. Class A *	51,233	8,572,818
Workiva, Inc. *	119,775	10,057,507
Zebra Technologies Corp. Class A *	21,983	5,636,661
ZoomInfo Technologies, Inc. *	258,472	7,782,592

		193,349,185

Total Common Stocks (Cost $807,874,382)		788,822,897

	Principal Amount
SHORT-TERM INVESTMENT - 2.2%

Repurchase Agreement - 2.2%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $17,830,299; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $18,179,013)	$17,822,477	17,822,477

Total Short-Term Investment (Cost $17,822,477)		17,822,477

TOTAL INVESTMENTS - 100.1% (Cost $825,696,859)		806,645,374

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(1,083,496)

NET ASSETS - 100.0%		$805,561,878

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	26.6%
Technology	24.0%
Industrial	19.4%
Consumer, Cyclical	17.2%
Communications	6.9%
Financial	3.8%
Others (each less than 3.0%)	2.2%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MID-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$788,822,897	$788,822,897	$—	$—
	Short-Term Investment	17,822,477	—	17,822,477	—

	Total	$806,645,374	$788,822,897	$17,822,477	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 98.0%

Basic Materials - 4.1%

Axalta Coating Systems Ltd. *	158,350	$4,033,174
DuPont de Nemours, Inc.	100,963	6,929,091
FMC Corp.	43,965	5,486,832
PPG Industries, Inc.	51,038	6,417,518
Valvoline, Inc.	117,149	3,824,915

		26,691,530

Communications - 1.9%

Expedia Group, Inc. *	43,929	3,848,180
Gen Digital, Inc.	146,055	3,129,959
Maxar Technologies, Inc.	68,860	3,562,816
Nexstar Media Group, Inc.	12,286	2,150,419

		12,691,374

Consumer, Cyclical - 15.6%

Alaska Air Group, Inc. *	85,313	3,663,340
AutoZone, Inc. *	5,012	12,360,494
Copart, Inc. *	89,947	5,476,873
Darden Restaurants, Inc.	25,242	3,491,726
Domino’s Pizza, Inc.	8,010	2,774,664
Ferguson PLC	41,060	5,213,388
Gentex Corp.	114,662	3,126,833
Harley-Davidson, Inc.	180,920	7,526,272
Hasbro, Inc.	41,069	2,505,620
International Game Technology PLC	110,347	2,502,670
Las Vegas Sands Corp. *	84,661	4,069,654
Lear Corp.	19,220	2,383,664
Live Nation Entertainment, Inc. *	23,073	1,609,111
LKQ Corp.	104,762	5,595,339
Marriott International, Inc. Class A	34,391	5,120,476
NVR, Inc. *	678	3,127,329
Polaris, Inc.	50,698	5,120,498
Resideo Technologies, Inc. *	138,834	2,283,819
Ross Stores, Inc.	61,309	7,116,136
Tempur Sealy International, Inc.	165,011	5,664,828
Topgolf Callaway Brands Corp. *	81,652	1,612,627
Whirlpool Corp.	29,520	4,175,899
Wyndham Hotels & Resorts, Inc.	67,365	4,803,798

		101,325,058

Consumer, Non-Cyclical - 14.5%

AmerisourceBergen Corp.	59,227	9,814,506
ASGN, Inc. *	41,858	3,410,590
Avantor, Inc. *	127,603	2,691,147
Avery Dennison Corp.	17,345	3,139,445
Centene Corp. *	27,635	2,266,346
Cigna Corp.	8,692	2,880,007
Coca-Cola Europacific Partners PLC (United Kingdom)	63,509	3,513,318
Corteva, Inc.	129,345	7,602,899
Envista Holdings Corp. *	80,796	2,720,401
EVERTEC, Inc.	50,787	1,644,483
Global Payments, Inc.	30,336	3,012,972
HCA Healthcare, Inc.	29,901	7,175,044
Humana, Inc.	13,126	6,723,006
ICON PLC (Ireland) *	43,466	8,443,271
IQVIA Holdings, Inc. *	14,473	2,965,373
Keurig Dr Pepper, Inc.	111,026	3,959,187
Laboratory Corp. of America Holdings	10,546	2,483,372
Ritchie Bros Auctioneers, Inc. (Canada)	40,940	2,367,560
Robert Half International, Inc.	27,745	2,048,413
TransUnion	58,117	3,298,140
US Foods Holding Corp. *	183,773	6,251,958
Zimmer Biomet Holdings, Inc.	44,087	5,621,093

		94,032,531

	Shares	Value
Energy - 6.1%

Devon Energy Corp.	98,126	$6,035,730
Diamondback Energy, Inc.	32,211	4,405,821
Halliburton Co.	190,720	7,504,832
Marathon Petroleum Corp.	50,299	5,854,301
Pioneer Natural Resources Co.	21,709	4,958,118
Schlumberger Ltd.	146,040	7,807,298
Valero Energy Corp.	26,341	3,341,619

		39,907,719

Financial - 21.6%

Aflac, Inc.	45,187	3,250,753
Allstate Corp.	20,449	2,772,884
American Homes 4 Rent Class A REIT	89,752	2,705,125
Ameriprise Financial, Inc.	50,689	15,783,034
Aon PLC Class A	20,263	6,081,737
Arch Capital Group Ltd. *	51,083	3,206,991
Cousins Properties, Inc. REIT	92,310	2,334,520
Discover Financial Services	72,331	7,076,142
East West Bancorp, Inc.	141,689	9,337,305
Equity Residential REIT	54,943	3,241,637
Essex Property Trust, Inc. REIT	20,475	4,339,062
Everest Re Group Ltd.	23,378	7,744,430
Fifth Third Bancorp	296,758	9,736,630
First Republic Bank	31,406	3,828,077
Globe Life, Inc.	44,521	5,367,007
Healthpeak Properties, Inc. REIT	119,147	2,987,015
Huntington Bancshares, Inc.	710,304	10,015,286
KeyCorp	573,419	9,988,959
Kilroy Realty Corp. REIT	43,376	1,677,350
Lamar Advertising Co. Class A REIT	54,381	5,133,566
Prologis, Inc. REIT	34,634	3,904,291
Regency Centers Corp. REIT	101,270	6,329,375
RenaissanceRe Holdings Ltd. (Bermuda)	13,880	2,557,112
SLM Corp.	128,148	2,127,257
Travelers Cos., Inc.	11,585	2,172,072
Voya Financial, Inc.	24,379	1,499,065
Welltower, Inc. REIT	81,537	5,344,750

		140,541,432

Industrial - 20.8%

Advanced Drainage Systems, Inc.	36,859	3,021,332
Allegion PLC	58,302	6,136,869
AMETEK, Inc.	78,448	10,960,755
Builders FirstSource, Inc. *	27,482	1,783,032
BWX Technologies, Inc.	84,139	4,886,793
Curtiss-Wright Corp.	29,275	4,888,632
Dover Corp.	77,809	10,536,117
Eaton Corp. PLC	55,421	8,698,326
Expeditors International of Washington, Inc.	44,806	4,656,240
Flex Ltd. *	114,073	2,448,007
Frontdoor, Inc. *	115,159	2,395,307
Garmin Ltd.	54,877	5,064,598
Hexcel Corp.	88,129	5,186,392
Howmet Aerospace, Inc.	237,109	9,344,466
ITT, Inc.	34,859	2,827,065
L3Harris Technologies, Inc.	9,527	1,983,617
Landstar System, Inc.	28,237	4,599,807
Masco Corp.	117,875	5,501,226
Mohawk Industries, Inc. *	26,142	2,672,235
Norfolk Southern Corp.	25,244	6,220,626
nVent Electric PLC	79,924	3,074,676
Otis Worldwide Corp.	64,619	5,060,314
Parker-Hannifin Corp.	28,524	8,300,484
TE Connectivity Ltd. (Switzerland)	53,379	6,127,909
Textron, Inc.	126,398	8,948,978

		135,323,803

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

MID-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Technology - 7.9%

Check Point Software Technologies Ltd. * (Israel)	47,075	$5,938,982
Cognizant Technology Solutions Corp. Class A	66,992	3,831,272
Fair Isaac Corp. *	7,301	4,370,233
KLA Corp.	6,561	2,473,694
Leidos Holdings, Inc.	29,651	3,118,989
Microchip Technology, Inc.	88,497	6,216,914
NetApp, Inc.	54,625	3,280,778
NXP Semiconductors NV (China)	22,112	3,494,359
Qorvo, Inc. *	50,312	4,560,280
Science Applications International Corp.	40,641	4,508,306
SS&C Technologies Holdings, Inc.	80,300	4,180,418
Take-Two Interactive Software, Inc. *	27,673	2,881,589
Western Digital Corp. *	70,209	2,215,094

		51,070,908

Utilities - 5.5%

American Electric Power Co., Inc.	60,566	5,750,742
CenterPoint Energy, Inc.	390,810	11,720,392
DTE Energy Co.	51,213	6,019,064
Entergy Corp.	67,552	7,599,600
FirstEnergy Corp.	110,946	4,653,075

		35,742,873

Total Common Stocks (Cost $526,808,819)		637,327,228

	Principal Amount
SHORT-TERM INVESTMENT - 2.1%

Repurchase Agreement - 2.1%

State Street Bank & Trust Co. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $13,541,726; collateralized by U.S. Treasury Notes and Federal Home Loan Mortgage Corp: 1.500% - 4.000% due 01/31/27 - 07/01/47 and value $13,806,501)	$13,535,786	13,535,786

Total Short-Term Investment (Cost $13,535,786)		13,535,786

TOTAL INVESTMENTS - 100.1% (Cost $540,344,605)		650,863,014

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(469,488)

NET ASSETS - 100.0%		$650,393,526

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	21.6%
Industrial	20.8%
Consumer, Cyclical	15.6%
Consumer, Non-Cyclical	14.5%
Technology	7.9%
Energy	6.1%
Utilities	5.5%
Basic Materials	4.1%
Others (each less than 3.0%)	4.0%

	100.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$637,327,228	$637,327,228	$—	$—
	Short-Term Investment	13,535,786	—	13,535,786	—

	Total	$650,863,014	$637,327,228	$13,535,786	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
RIGHTS - 0.0%

Consumer, Cyclical - 0.0%

PLBY Group, Inc. Exp 01/17/23 *	3,955	$—

Consumer, Non-Cyclical - 0.0%

Contra Aduro Biotechnologies, Inc. - Contingent Value Rights * ± Ω	154	391
Contra Zogenix, Inc. - Contingent Value Rights*	8,726	5,934

		6,325

Total Rights (Cost $5,934)		6,325

COMMON STOCKS - 97.3%

Basic Materials – 5.0%

AdvanSix, Inc.	2,271	86,343
Alcoa Corp.	35,376	1,608,547
American Vanguard Corp.	467	10,139
Amyris, Inc. *	22,396	34,266
Arconic Corp. *	44,904	950,169
Ashland, Inc.	7,607	817,981
Avient Corp.	18,138	612,339
AZZ, Inc.	3,136	126,067
Carpenter Technology Corp.	6,093	225,075
Clearwater Paper Corp. *	2,139	80,876
Coeur Mining, Inc. *	35,668	119,844
Commercial Metals Co.	29,345	1,417,363
Constellium SE *	7,450	88,133
Danimer Scientific, Inc. *	11,612	20,785
Ecovyst, Inc. *	9,178	81,317
Elementis PLC * (United Kingdom)	1,472,393	2,141,526
Energy Fuels, Inc. *	3,586	22,269
Glatfelter Corp.	5,417	15,059
Hawkins, Inc.	966	37,288
Haynes International, Inc.	1,572	71,825
HB Fuller Co.	929	66,535
Hecla Mining Co.	70,502	391,991
Hycroft Mining Holding Corp. *	2,983	1,587
Innospec, Inc.	494	50,813
Intrepid Potash, Inc. *	1,417	40,909
Ivanhoe Electric, Inc. *	900	10,935
Koppers Holdings, Inc.	2,557	72,107
Mativ Holdings, Inc.	6,490	135,641
Minerals Technologies, Inc.	45,474	2,761,181
Novagold Resources, Inc. * (Canada)	1,509	9,024
Origin Materials, Inc. *	5,356	24,691
Perimeter Solutions SA *	14,990	137,009
Piedmont Lithium, Inc. *	1,602	70,520
PolyMet Mining Corp. * (Canada)	4,030	10,680
Quaker Chemical Corp.	590	98,471
Rayonier Advanced Materials, Inc. *	7,847	75,331
Resolute Forest Products, Inc. *	5,807	125,373
Schnitzer Steel Industries, Inc. Class A	2,975	91,184
Sensient Technologies Corp.	292	21,293
Stepan Co.	2,438	259,549
Sylvamo Corp.	261	12,682
Terawulf, Inc. *	2,055	1,368
Trinseo PLC	4,500	102,195
Tronox Holdings PLC	119,154	1,633,601
Unifi, Inc. *	1,772	15,257
Ur-Energy, Inc. *	2,111	2,428
US Lime & Minerals, Inc.	64	9,009
Valhi, Inc.	283	6,226

		14,804,801

	Shares	Value
Communications - 1.7%

1-800-Flowers.com, Inc. Class A *	3,442	$32,906
1stdibs.com, Inc. *	2,867	14,564
A10 Networks, Inc.	1,710	28,437
ADTRAN Holdings, Inc.	887	16,667
Advantage Solutions, Inc. *	10,572	21,990
aka Brands Holding Corp. *	563	715
Allbirds, Inc. Class A *	8,752	21,180
AMC Networks, Inc. Class A *	3,961	62,069
Anterix, Inc. *	1,743	56,072
Arena Group Holdings, Inc. *	363	3,851
ATN International, Inc.	1,365	61,848
Audacy, Inc. *	14,650	3,298
Aviat Networks, Inc. *	1,084	33,810
BARK, Inc. *	15,570	23,199
Blade Air Mobility, Inc. *	7,167	25,658
Boston Omaha Corp. Class A *	2,611	69,191
Bumble, Inc. Class A *	11,019	231,950
Calix, Inc. *	1,556	106,477
Cars.com, Inc. *	7,305	100,590
Clear Channel Outdoor Holdings, Inc. *	48,351	50,769
Cogent Communications Holdings, Inc.	2,533	144,584
Consolidated Communications Holdings, Inc. *	8,688	31,103
ContextLogic, Inc. Class A *	73,701	35,944
Cumulus Media, Inc. Class A *	2,262	14,047
DHI Group, Inc. *	741	3,920
DigitalBridge Group, Inc.	2,010	21,989
EchoStar Corp. Class A *	4,377	73,008
Edgio, Inc. *	1,237	1,398
Entravision Communications Corp. Class A	2,361	11,333
ePlus, Inc. *	752	33,299
Eventbrite, Inc. Class A *	1,268	7,430
EW Scripps Co. Class A *	7,539	99,439
Figs, Inc. Class A *	2,484	16,717
fuboTV, Inc. *	23,861	41,518
Gannett Co., Inc. *	18,940	38,448
Globalstar, Inc. *	13,988	18,604
Gogo, Inc. *	5,806	85,697
Gray Television, Inc.	5,936	66,424
Groupon, Inc. *	2,589	22,214
HealthStream, Inc. *	2,772	68,856
IDT Corp. Class B *	548	15,437
iHeartMedia, Inc. Class A *	15,361	94,163
Innovid Corp. * (Israel)	1,495	2,556
Inseego Corp. *	8,828	7,438
Inspirato, Inc. *	2,399	2,855
InterDigital, Inc.	2,415	119,494
KORE Group Holdings, Inc. *	4,943	6,228
Lands’ End, Inc. *	1,781	13,518
Liberty Latin America Ltd. Class A *	4,462	33,599
Liberty Latin America Ltd. Class C *	19,023	144,575
Liquidity Services, Inc. *	1,589	22,341
Magnite, Inc. *	16,765	177,541
Maxar Technologies, Inc.	9,421	487,443
NETGEAR, Inc. *	3,610	65,377
Overstock.com, Inc. *	5,474	105,977
Planet Labs PBC *	2,589	11,262
Poshmark, Inc. Class A *	5,973	106,797
Preformed Line Products Co.	289	24,071
QuinStreet, Inc. *	6,084	87,305
Quotient Technology, Inc. *	1,339	4,593
RealReal, Inc. *	9,173	11,466
Ribbon Communications, Inc. *	9,238	25,774
Rover Group, Inc. *	485	1,780
RumbleON, Inc. Class B *	1,323	8,560
Scholastic Corp.	3,812	150,422
Shenandoah Telecommunications Co.	6,203	98,504
Solo Brands, Inc. Class A *	2,672	9,940
Squarespace, Inc. Class A *	2,931	64,980

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Stagwell, Inc. *	8,958	$55,629
Stitch Fix, Inc. Class A *	6,558	20,395
TEGNA, Inc.	28,440	602,644
Telephone & Data Systems, Inc.	12,778	134,041
Terran Orbital Corp. *	4,989	7,883
Thryv Holdings, Inc. *	2,380	45,220
TrueCar, Inc. *	11,235	28,200
Urban One, Inc. *	2,467	10,427
US Cellular Corp. *	1,882	39,240
Vacasa, Inc. Class A *	14,625	18,427
Value Line, Inc.	32	1,628
Vivid Seats, Inc. Class A *	2,296	16,761
WideOpenWest, Inc. *	3,054	27,822
Ziff Davis, Inc. *	4,723	373,589

		5,087,115

Consumer, Cyclical - 13.3%

A-Mark Precious Metals, Inc.	2,345	81,442
Abercrombie & Fitch Co. Class A *	6,199	142,019
Academy Sports & Outdoors, Inc.	9,873	518,727
Acushnet Holdings Corp.	3,071	130,395
Adient PLC *	59,922	2,078,694
Aeva Technologies, Inc. *	12,516	17,022
Allegiant Travel Co. *	1,134	77,101
America’s Car-Mart, Inc. *	764	55,207
American Axle & Manufacturing Holdings, Inc. *	13,648	106,727
American Eagle Outfitters, Inc.	19,634	274,091
Asbury Automotive Group, Inc. *	2,002	358,858
Aterian, Inc. *	7,090	5,461
Bally’s Corp. *	4,612	89,381
Beacon Roofing Supply, Inc. *	1,967	103,838
Beazer Homes USA, Inc. *	3,629	46,306
Bed Bath & Beyond, Inc. *	2,879	7,226
Big 5 Sporting Goods Corp.	2,611	23,055
Big Lots, Inc.	3,661	53,817
Biglari Holdings, Inc. Class B *	93	12,908
BJ’s Restaurants, Inc. *	2,936	77,452
Bloomin’ Brands, Inc.	3,024	60,843
Bluegreen Vacations Holding Corp.	568	14,177
BlueLinx Holdings, Inc. *	1,118	79,501
Bowlero Corp. *	3,771	50,833
Boyd Gaming Corp.	10,512	573,219
Brinker International, Inc. *	105,700	3,372,887
Brunswick Corp.	10,598	763,904
Buckle, Inc.	294	13,333
Build-A-Bear Workshop, Inc. *	454	10,823
Carter’s, Inc.	21,678	1,617,396
Cato Corp. Class A	2,391	22,308
Cenntro Electric Group Ltd. * (Australia)	23,452	10,319
Century Casinos, Inc. *	307	2,158
Century Communities, Inc.	14,955	747,900
Cepton, Inc. *	1,086	1,379
Chico’s FAS, Inc. *	4,478	22,032
Children’s Place, Inc. *	31,839	1,159,576
Chuy’s Holdings, Inc. *	2,297	65,005
Cinemark Holdings, Inc. *	2,948	25,530
Citi Trends, Inc. *	1,003	26,559
Clean Energy Fuels Corp. *	21,535	111,982
CompX International, Inc.	141	2,606
Conn’s, Inc. *	1,768	12,164
Container Store Group, Inc. *	3,931	16,943
Dalata Hotel Group PLC * (Ireland)	246,639	854,510
Dana, Inc.	16,497	249,600
Denny’s Corp. *	94,940	874,397
Designer Brands, Inc. Class A	1,811	17,712
Destination XL Group, Inc. *	3,495	23,591
Dine Brands Global, Inc.	255	16,473
Duluth Holdings, Inc. Class B *	730	4,511
El Pollo Loco Holdings, Inc.	2,443	24,332
Ermenegildo Zegna NV (Italy)	5,725	59,941

	Shares	Value
Ethan Allen Interiors, Inc.	2,882	$76,142
Everi Holdings, Inc. *	5,058	72,582
EVgo, Inc. *	7,709	34,459
Express, Inc. *	8,280	8,446
First Watch Restaurant Group, Inc. *	1,169	15,817
FirstCash, Inc.	2,405	209,019
Foot Locker, Inc.	10,275	388,292
Forestar Group, Inc. *	1,627	25,072
Fossil Group, Inc. *	5,931	25,563
Franchise Group, Inc.	206	4,907
Full House Resorts, Inc. *	2,933	22,056
G-III Apparel Group Ltd. *	5,500	75,405
Genesco, Inc. *	1,608	74,000
Global Industrial Co.	410	9,647
Goodyear Tire & Rubber Co. *	35,768	363,045
Green Brick Partners, Inc. *	2,391	57,934
Group 1 Automotive, Inc.	2,736	493,492
GrowGeneration Corp. *	7,444	29,180
Haverty Furniture Cos., Inc.	1,850	55,315
Hawaiian Holdings, Inc. *	6,457	66,249
Hibbett, Inc.	328	22,376
Hilton Grand Vacations, Inc. *	19,893	766,676
Hyliion Holdings Corp. *	17,327	40,545
IAA, Inc. *	63,237	2,529,480
IMAX Corp. *	2,507	36,753
Interface, Inc.	1,419	14,006
International Game Technology PLC	9,743	220,971
iRobot Corp. *	401	19,300
Jack in the Box, Inc.	35,667	2,433,559
JOANN, Inc.	1,395	3,976
Johnson Outdoors, Inc. Class A	698	46,152
KAR Auction Services, Inc. *	13,774	179,751
KB Home	8,127	258,845
Kimball International, Inc. Class B	4,951	32,181
La-Z-Boy, Inc.	5,454	124,460
Landsea Homes Corp. *	1,129	5,882
LCI Industries	1,587	146,718
LGI Homes, Inc. *	2,452	227,055
Life Time Group Holdings, Inc. *	5,366	64,177
Lifetime Brands, Inc.	1,637	12,425
Light & Wonder, Inc. *	12,033	705,134
Lindblad Expeditions Holdings, Inc. *	3,909	30,099
Lions Gate Entertainment Corp. Class A *	7,520	42,939
Lions Gate Entertainment Corp. Class B *	14,718	79,919
LL Flooring Holdings, Inc. *	3,741	21,024
Lordstown Motors Corp. Class A *	21,714	24,754
M/I Homes, Inc. *	21,643	999,474
Madison Square Garden Entertainment Corp. *	3,315	149,076
Marcus Corp.	3,175	45,688
MarineMax, Inc. *	2,511	78,393
MDC Holdings, Inc.	5,446	172,094
Meritage Homes Corp. *	10,527	970,589
Methode Electronics, Inc.	4,625	205,211
Microvast Holdings, Inc. *	8,918	13,645
Miller Industries, Inc.	1,291	34,418
MillerKnoll, Inc.	9,686	203,503
Motorcar Parts of America, Inc. *	2,358	27,966
Movado Group, Inc.	1,956	63,081
National Vision Holdings, Inc. *	9,410	364,732
Nikola Corp. *	2,856	6,169
Nu Skin Enterprises, Inc. Class A	3,707	156,287
ODP Corp. *	5,101	232,300
OneWater Marine, Inc. Class A *	1,291	36,923
Oxford Industries, Inc.	591	55,069
Papa John’s International, Inc.	1,165	95,891
Party City Holdco, Inc. *	9,005	3,291
Patrick Industries, Inc.	2,485	150,591
PC Connection, Inc.	1,435	67,301
PetMed Express, Inc.	385	6,815
PLBY Group, Inc. *	5,176	14,234

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
PriceSmart, Inc.	1,156	$70,262
Proterra, Inc. *	15,406	58,081
Purple Innovation, Inc. *	6,548	31,365
Qurate Retail, Inc. Series A *	44,402	72,375
RCI Hospitality Holdings, Inc.	91	8,480
Red Rock Resorts, Inc. Class A	3,554	142,196
Resideo Technologies, Inc. *	18,432	303,206
REV Group, Inc.	41,832	527,920
Rite Aid Corp. *	3,851	12,862
Rocky Brands, Inc.	809	19,109
Rush Enterprises, Inc. Class A	5,255	274,731
Rush Enterprises, Inc. Class B	882	49,630
Sally Beauty Holdings, Inc. *	948	11,869
ScanSource, Inc. *	3,268	95,491
SeaWorld Entertainment, Inc. *	2,523	135,006
Shoe Carnival, Inc.	2,124	50,785
Signet Jewelers Ltd. (NYSE)	5,824	396,032
SkyWest, Inc. *	6,365	105,086
Sleep Number Corp. *	1,538	39,957
Snap One Holdings Corp. *	2,249	16,665
Solid Power, Inc. *	10,238	26,005
Sonic Automotive, Inc. Class A	2,296	113,124
Sovos Brands, Inc. *	1,427	20,506
Spirit Airlines, Inc. *	13,923	271,220
Sportsman’s Warehouse Holdings, Inc. *	4,925	46,344
Standard Motor Products, Inc.	2,532	88,114
Steelcase, Inc. Class A	11,173	78,993
Superior Group of Cos., Inc.	1,510	15,191
Taylor Morrison Home Corp. *	24,949	757,202
ThredUp, Inc. Class A *	6,611	8,660
Tile Shop Holdings, Inc. *	4,087	17,901
Tilly’s, Inc. Class A *	2,763	25,005
Titan Machinery, Inc. *	2,589	102,861
Topgolf Callaway Brands Corp. *	17,843	352,399
Torrid Holdings, Inc. *	811	2,401
Traeger, Inc. *	4,165	11,745
TravelCenters of America, Inc. *	1,601	71,693
Tri Pointe Homes, Inc. *	11,773	218,860
Tupperware Brands Corp. *	5,586	23,126
TuSimple Holdings, Inc. Class A *	18,017	29,548
UniFirst Corp.	1,918	370,155
Univar Solutions, Inc. *	118,124	3,756,343
Universal Electronics, Inc. *	1,583	32,942
Urban Outfitters, Inc. *	8,133	193,972
Velodyne Lidar, Inc. *	26,177	19,337
Vinco Ventures, Inc. *	13,870	6,436
Virgin Galactic Holdings, Inc. *	16,122	56,105
Vista Outdoor, Inc. *	7,116	173,417
Volta, Inc. *	15,584	5,539
VSE Corp.	1,323	62,022
Wabash National Corp.	827	18,690
Weber, Inc. Class A	3,428	27,595
Weyco Group, Inc.	659	13,944
Wheels Up Experience, Inc. *	19,904	20,501
Winmark Corp.	354	83,484
Winnebago Industries, Inc.	3,806	200,576
Workhorse Group, Inc. *	1,628	2,475
World Fuel Services Corp.	7,951	217,301
Xperi, Inc. *	5,270	45,375
Xponential Fitness, Inc. Class A *	1,560	35,771
Zumiez, Inc. *	2,052	44,610

		39,605,287

Consumer, Non-Cyclical - 13.9%

23andMe Holding Co. Class A *	19,316	41,723
2seventy bio, Inc. *	4,741	44,423
2U, Inc. *	9,661	60,574
4D Molecular Therapeutics, Inc. *	3,840	85,286
Aaron’s Co., Inc.	3,890	46,486
AbCellera Biologics, Inc. * (Canada)	15,216	154,138

	Shares	Value
ABM Industries, Inc.	8,461	$375,838
Absci Corp. *	6,509	13,669
ACCO Brands Corp.	11,924	66,655
Accolade, Inc. *	8,340	64,969
AdaptHealth Corp. *	9,222	177,247
Adaptive Biotechnologies Corp. *	13,637	104,187
Addus HomeCare Corp. *	1,193	118,692
Adicet Bio, Inc. *	3,825	34,196
ADMA Biologics, Inc. *	12,967	50,312
Adtalem Global Education, Inc. *	5,697	202,243
Aerovate Therapeutics, Inc. *	1,203	35,248
Affimed NV * (Germany)	1,510	1,872
Agios Pharmaceuticals, Inc. *	6,965	195,577
Akero Therapeutics, Inc. *	4,125	226,050
Alico, Inc.	761	18,165
Alight, Inc. Class A *	43,286	361,871
Allogene Therapeutics, Inc. *	10,238	64,397
Allovir, Inc. *	3,951	20,269
Alpha Teknova, Inc. *	701	3,954
Alphatec Holdings, Inc. *	1,019	12,585
Alpine Immune Sciences, Inc. *	1,429	10,503
Alta Equipment Group, Inc.	1,922	25,351
ALX Oncology Holdings, Inc. *	2,795	31,500
American Public Education, Inc. *	2,312	28,414
American Well Corp. Class A *	29,468	83,394
Amylyx Pharmaceuticals, Inc. *	5,155	190,477
AN2 Therapeutics, Inc. *	1,046	9,968
AnaptysBio, Inc. *	2,622	81,256
Andersons, Inc.	4,084	142,899
AngioDynamics, Inc. *	4,669	64,292
ANI Pharmaceuticals, Inc. *	1,614	64,931
Anika Therapeutics, Inc. *	1,916	56,714
API Group Corp. *	26,393	496,452
AppHarvest, Inc. *	9,064	5,143
Arbutus Biopharma Corp. *	6,312	14,707
Arcellx, Inc. *	3,787	117,321
Arcturus Therapeutics Holdings, Inc. *	305	5,173
Arcus Biosciences, Inc. *	6,548	135,413
Artivion, Inc. *	749	9,078
Atara Biotherapeutics, Inc. *	11,012	36,119
Atea Pharmaceuticals, Inc. *	9,851	47,383
Athira Pharma, Inc. *	3,981	12,620
ATI Physical Therapy, Inc. *	8,550	2,608
AtriCure, Inc. *	2,071	91,911
Avanos Medical, Inc. *	5,951	161,034
Aveanna Healthcare Holdings, Inc. *	4,980	3,884
Avidity Biosciences, Inc. *	6,795	150,781
B&G Foods, Inc.	8,953	99,826
Bakkt Holdings, Inc. *	8,301	9,878
Barrett Business Services, Inc.	76	7,089
Beachbody Co., Inc. *	11,191	5,886
Beauty Health Co. *	1,331	12,112
Benson Hill, Inc. *	10,972	27,979
Berkeley Lights, Inc. *	7,113	19,063
BioCryst Pharmaceuticals, Inc. *	7,374	84,654
Biohaven Ltd. *	3,012	41,807
BioLife Solutions, Inc. *	3,958	72,036
Bionano Genomics, Inc. *	38,009	55,493
Bioventus, Inc. Class A *	3,920	10,231
Bioxcel Therapeutics, Inc. *	2,431	52,218
Bird Global, Inc. Class A *	21,041	3,792
Bluebird Bio, Inc. *	10,516	72,771
Boxed, Inc. *	7,514	1,464
Bridgebio Pharma, Inc. *	5,160	39,319
Bright Health Group, Inc. *	24,891	16,177
BrightView Holdings, Inc. *	5,623	38,742
Brookdale Senior Living, Inc. *	23,770	64,892
Butterfly Network, Inc. *	17,020	41,869
C4 Therapeutics, Inc. *	5,394	31,825
Cal-Maine Foods, Inc.	399	21,726

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Cara Therapeutics, Inc. *	5,710	$61,325
Cardiovascular Systems, Inc. *	2,345	31,939
CareMax, Inc. *	7,600	27,740
Caribou Biosciences, Inc. *	7,211	45,285
Cass Information Systems, Inc.	1,523	69,784
Castle Biosciences, Inc. *	3,157	74,316
Celldex Therapeutics, Inc. *	4,629	206,315
Central Garden & Pet Co. *	706	26,440
Central Garden & Pet Co. Class A *	3,422	122,508
Century Therapeutics, Inc. *	2,465	12,645
Chefs’ Warehouse, Inc. *	1,299	43,231
Chimerix, Inc. *	3,295	6,129
Chinook Therapeutics, Inc. *	6,411	167,968
CinCor Pharma, Inc. *	3,122	38,369
Cipher Mining, Inc. *	6,069	3,399
Cogent Biosciences, Inc. *	8,206	94,861
Community Health Systems, Inc. *	16,054	69,353
CompoSecure, Inc. *	266	1,306
CoreCivic, Inc. *	14,546	168,152
Crinetics Pharmaceuticals, Inc. *	5,798	106,103
Cross Country Healthcare, Inc. *	3,944	104,792
CTI BioPharma Corp. *	10,314	61,987
Cue Health, Inc. *	13,884	28,740
Cullinan Oncology, Inc. *	3,780	39,879
Custom Truck One Source, Inc. *	4,972	31,423
Cytokinetics, Inc. *	1,010	46,278
Day One Biopharmaceuticals, Inc. *	3,560	76,611
Deciphera Pharmaceuticals, Inc. *	4,122	67,560
Deluxe Corp.	5,567	94,528
Design Therapeutics, Inc. *	4,330	44,426
DICE Therapeutics, Inc. *	4,494	140,213
Distribution Solutions Group, Inc. *	93	3,428
Dyne Therapeutics, Inc. *	4,110	47,635
Edgewell Personal Care Co.	6,594	254,133
Edgewise Therapeutics, Inc. *	4,751	42,474
Editas Medicine, Inc. *	8,880	78,766
Eiger BioPharmaceuticals, Inc. *	481	568
Embecta Corp.	979	24,759
Emergent BioSolutions, Inc. *	6,420	75,820
Enanta Pharmaceuticals, Inc. *	2,239	104,158
Ennis, Inc.	3,254	72,109
Enochian Biosciences, Inc. *	2,530	2,606
Envista Holdings Corp. *	78,819	2,653,836
EQRx, Inc. *	25,766	63,384
Erasca, Inc. *	8,205	35,364
European Wax Center, Inc. Class A	217	2,702
EyePoint Pharmaceuticals, Inc. *	1,722	6,027
FibroGen, Inc. *	1,220	19,544
First Advantage Corp. *	6,953	90,389
Fresh Del Monte Produce, Inc.	3,919	102,639
Fulcrum Therapeutics, Inc. *	5,470	39,822
Fulgent Genetics, Inc. *	2,675	79,662
Generation Bio Co. *	5,953	23,395
GEO Group, Inc. *	14,616	160,045
Geron Corp. *	14,143	34,226
Glanbia PLC (Ireland)	299,994	3,799,528
Graham Holdings Co. Class B	469	283,374
Green Dot Corp. Class A *	5,442	86,092
Greenidge Generation Holdings, Inc. *	1,209	350
Hackett Group, Inc.	372	7,578
Hain Celestial Group, Inc. *	11,310	182,996
Healthcare Services Group, Inc.	4,960	59,520
Heidrick & Struggles International, Inc.	2,512	70,261
Herbalife Nutrition Ltd. *	4,132	61,484
Herc Holdings, Inc.	22,064	2,902,960
HF Foods Group, Inc. *	4,668	18,952
HilleVax, Inc. *	1,750	29,278
Honest Co., Inc. *	8,904	26,801
Hostess Brands, Inc. *	17,021	381,951
Huron Consulting Group, Inc. *	1,016	73,762

	Shares	Value
ICF International, Inc.	12,448	$1,232,974
Icosavax, Inc. *	2,741	21,764
Ideaya Biosciences, Inc. *	5,615	102,025
IGM Biosciences, Inc. *	297	5,052
Imago Biosciences, Inc. *	1,354	48,676
ImmunityBio, Inc. *	2,422	12,280
ImmunoGen, Inc. *	14,054	69,708
Immunovant, Inc. *	5,628	99,897
Inari Medical, Inc. *	553	35,149
Information Services Group, Inc.	2,214	10,184
Ingles Markets, Inc. Class A	1,825	176,040
Innovage Holding Corp. *	2,123	15,243
Inogen, Inc. *	2,857	56,311
Inotiv, Inc. *	2,180	10,769
Inovio Pharmaceuticals, Inc. *	31,702	49,455
Instil Bio, Inc. *	8,942	5,633
Integer Holdings Corp. *	50,155	3,433,611
Intellia Therapeutics, Inc. *	3,726	130,000
Invitae Corp. *	31,133	57,907
Invivyd, Inc. *	6,262	9,393
Iovance Biotherapeutics, Inc. *	19,187	122,605
iTeos Therapeutics, Inc. *	3,036	59,293
Janux Therapeutics, Inc. *	2,193	28,882
John B Sanfilippo & Son, Inc.	425	34,561
John Wiley & Sons, Inc. Class A	396	15,864
Jounce Therapeutics, Inc. *	6,274	6,964
KalVista Pharmaceuticals, Inc. *	3,116	21,064
Kelly Services, Inc. Class A	4,339	73,329
Keros Therapeutics, Inc. *	119	5,714
Kezar Life Sciences, Inc. *	6,708	47,224
Kiniksa Pharmaceuticals Ltd. Class A *	181	2,711
Kinnate Biopharma, Inc. *	3,720	22,692
Kodiak Sciences, Inc. *	4,260	30,502
Krispy Kreme, Inc.	6,781	69,980
Kronos Bio, Inc. *	5,035	8,157
Krystal Biotech, Inc. *	1,821	144,260
Kura Oncology, Inc. *	8,231	102,147
Kymera Therapeutics, Inc. *	4,796	119,708
Lancaster Colony Corp.	376	74,185
Laureate Education, Inc.	17,041	163,934
Lexicon Pharmaceuticals, Inc. *	7,174	13,702
Lifecore Biomedical, Inc. *	3,257	21,105
LifeStance Health Group, Inc. *	8,551	42,242
Ligand Pharmaceuticals, Inc. *	1,703	113,760
Liquidia Corp. *	2,185	13,918
LivaNova PLC *	1,659	92,141
LiveRamp Holdings, Inc. *	8,444	197,927
Lyell Immunopharma, Inc. *	22,135	76,808
MacroGenics, Inc. *	7,711	51,741
MannKind Corp. *	28,834	151,955
Maple Leaf Foods, Inc. (Canada)	96,835	1,748,608
Marathon Digital Holdings, Inc. *	14,955	51,146
MarketWise, Inc. *	2,246	3,773
MaxCyte, Inc. *	10,875	59,378
MeiraGTx Holdings PLC *	3,463	22,579
Merit Medical Systems, Inc. *	1,011	71,397
Mersana Therapeutics, Inc. *	11,788	69,078
MiMedx Group, Inc. *	14,367	39,940
Mission Produce, Inc. *	4,591	53,347
ModivCare, Inc. *	1,123	100,767
MoneyGram International, Inc. *	11,890	129,482
Moneylion, Inc. *	17,716	10,984
Monro, Inc.	3,987	180,212
Monte Rosa Therapeutics, Inc. *	3,790	28,842
Morphic Holding, Inc. *	493	13,188
Multiplan Corp. *	48,122	55,340
Myriad Genetics, Inc. *	10,120	146,841
Nano-X Imaging Ltd. * (Israel)	5,312	39,203
NanoString Technologies, Inc. *	562	4,479
National HealthCare Corp.	1,584	94,248

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Natural Grocers by Vitamin Cottage, Inc.	222	$2,029
Nature’s Sunshine Products, Inc. *	1,476	12,280
Nautilus Biotechnology, Inc. SPAC *	5,849	10,528
Nektar Therapeutics *	23,202	52,437
Neogen Corp. *	2,183	33,247
NeoGenomics, Inc. *	16,131	149,050
NGM Biopharmaceuticals, Inc. *	2,062	10,351
Nkarta, Inc. *	4,177	25,020
Nurix Therapeutics, Inc. *	5,968	65,529
Nuvalent, Inc. Class A *	2,549	75,909
Nuvation Bio, Inc. *	14,675	28,176
OmniAb, Inc. *	8,541	30,748
OmniAb, Inc.- Earn Out Shares * ± Ω	1,320	—
OPKO Health, Inc. *	51,580	64,475
OraSure Technologies, Inc. *	9,166	44,180
Orthofix Medical, Inc. *	2,531	51,961
Oscar Health, Inc. Class A *	15,399	37,882
Owens & Minor, Inc. *	8,259	161,298
P3 Health Partners, Inc. *	884	1,627
Pacific Biosciences of California, Inc. *	28,770	235,339
Pardes Biosciences, Inc. *	3,463	5,852
Patterson Cos., Inc.	2,414	67,664
Paysafe Ltd. *	3,695	51,324
Pediatrix Medical Group, Inc. *	10,412	154,722
PepGen, Inc. *	1,490	19,921
Perdoceo Education Corp. *	8,598	119,512
PetIQ, Inc. *	679	6,260
PFSweb, Inc.	2,232	13,727
PMV Pharmaceuticals, Inc. *	4,756	41,377
Point Biopharma Global, Inc. SPAC *	613	4,469
Praxis Precision Medicines, Inc. *	4,464	10,624
Precigen, Inc. *	2,339	3,555
Prestige Consumer Healthcare, Inc. *	6,352	397,635
Prime Medicine, Inc. *	702	13,043
Primo Water Corp.	20,073	311,934
PROG Holdings, Inc. *	5,398	91,172
Protagonist Therapeutics, Inc. *	5,907	64,445
Provention Bio, Inc. *	1,058	11,183
PTC Therapeutics, Inc. *	2,186	83,440
QinetiQ Group PLC (United Kingdom)	271,371	1,166,953
Quad/Graphics, Inc. *	4,093	16,699
Quanex Building Products Corp.	4,157	98,438
Quanterix Corp. *	3,725	51,591
Quantum-Si, Inc. *	11,508	21,060
Rallybio Corp. *	582	3,824
RAPT Therapeutics, Inc. *	1,001	19,820
Reata Pharmaceuticals, Inc. Class A *	572	21,730
Recursion Pharmaceuticals, Inc. Class A *	15,774	121,618
REGENXBIO, Inc. *	5,151	116,825
Relay Therapeutics, Inc. *	9,937	148,459
Relmada Therapeutics, Inc. *	1,019	3,556
Repay Holdings Corp. *	11,308	91,029
Replimune Group, Inc. *	5,180	140,896
Resources Connection, Inc.	4,173	76,700
REVOLUTION Medicines, Inc. *	8,209	195,538
Riot Blockchain, Inc. *	20,228	68,573
Rocket Pharmaceuticals, Inc. *	6,818	133,428
RxSight, Inc. *	203	2,572
Sabre Corp. *	33,121	204,688
Sage Therapeutics, Inc. *	6,665	254,203
Sana Biotechnology, Inc. *	11,437	45,176
Sangamo Therapeutics, Inc. *	15,886	49,882
SeaSpine Holdings Corp. *	4,671	39,003
Seer, Inc. *	6,569	38,100
Select Medical Holdings Corp.	2,021	50,181
Sema4 Holdings Corp. *	20,254	5,343
Seneca Foods Corp. Class A *	663	40,410
Singular Genomics Systems, Inc. *	6,914	13,897
SomaLogic, Inc. *	16,713	41,950
Sorrento Therapeutics, Inc. *	49,397	43,766

	Shares	Value
SpartanNash Co.	4,453	$134,659
Spire Global, Inc. *	15,401	14,785
SpringWorks Therapeutics, Inc. *	3,680	95,717
Sterling Check Corp. *	223	3,450
Stoke Therapeutics, Inc. *	2,809	25,927
StoneCo Ltd. Class A * (Brazil)	17,038	160,839
Strategic Education, Inc.	2,893	226,580
SunOpta, Inc. * (Canada)	889	7,503
Supernus Pharmaceuticals, Inc. *	6,252	223,009
Surgery Partners, Inc. *	708	19,725
Sutro Biopharma, Inc. *	6,788	54,847
Syndax Pharmaceuticals, Inc. *	5,204	132,442
Tactile Systems Technology, Inc. *	1,622	18,621
Talaris Therapeutics, Inc. *	2,703	2,757
Tango Therapeutics, Inc. *	5,827	42,246
Tarsus Pharmaceuticals, Inc. *	2,340	34,304
Tattooed Chef, Inc. *	999	1,229
Tejon Ranch Co. *	2,605	49,078
Tenaya Therapeutics, Inc. *	3,383	6,800
Textainer Group Holdings Ltd. (China)	4,783	148,321
Theravance Biopharma, Inc. *	817	9,167
Theseus Pharmaceuticals, Inc. *	2,014	10,030
Third Harmonic Bio, Inc. *	884	3,801
Tootsie Roll Industries, Inc.	286	12,175
Travere Therapeutics, Inc. *	735	15,457
TreeHouse Foods, Inc. *	6,464	319,192
Tricida, Inc. *	3,339	511
Triton International Ltd. (Bermuda)	7,431	511,104
TrueBlue, Inc. *	4,133	80,924
Twist Bioscience Corp. *	2,246	53,477
Tyra Biosciences, Inc. *	1,743	13,247
United Natural Foods, Inc. *	6,880	266,325
Universal Corp.	3,112	164,345
Utah Medical Products, Inc.	11	1,106
Utz Brands, Inc.	1,026	16,272
V2X, Inc. *	1,507	62,224
Vanda Pharmaceuticals, Inc. *	7,244	53,533
Varex Imaging Corp. *	4,889	99,247
Vaxart, Inc. *	12,607	12,114
VBI Vaccines, Inc. *	24,264	9,490
Vector Group Ltd.	15,617	185,218
Vera Therapeutics, Inc. *	146	2,825
Veracyte, Inc. *	9,117	216,346
Verve Therapeutics, Inc. *	5,040	97,524
Viad Corp. *	2,626	64,048
ViewRay, Inc. *	2,040	9,139
Village Super Market, Inc. Class A	1,053	24,524
Vintage Wine Estates, Inc. *	3,345	10,905
Vir Biotechnology, Inc. *	9,271	234,649
Viridian Therapeutics, Inc. *	1,281	37,418
VistaGen Therapeutics, Inc. *	4,858	500
Vivint Smart Home, Inc. *	9,008	107,195
Weis Markets, Inc.	2,103	173,056
Whole Earth Brands, Inc. *	4,958	20,179
Willdan Group, Inc. *	1,296	23,134
WillScot Mobile Mini Holdings Corp. *	20,993	948,254
WW International, Inc. *	7,019	27,093
Xencor, Inc. *	7,357	191,576
Zentalis Pharmaceuticals, Inc. *	301	6,062
Zimvie, Inc. *	2,692	25,143

		41,451,963

Diversified - 0.0%

Professional Holding Corp. Class A *	1,554	43,108

Energy - 6.2%

Aemetis, Inc. *	4,133	16,367
Alto Ingredients, Inc. *	9,663	27,829
Amplify Energy Corp. *	1,208	10,618
Archrock, Inc.	17,218	154,618

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Berry Corp.	8,199	$65,592
Borr Drilling Ltd. * (United Arab Emirates)	13,921	69,187
Bristow Group, Inc. *	2,981	80,875
California Resources Corp.	9,445	410,952
Callon Petroleum Co. *	1,086	40,280
Chord Energy Corp.	2,166	296,331
Civitas Resources, Inc.	9,412	545,237
Cleanspark, Inc. *	6,028	12,297
CNX Resources Corp. *	21,522	362,431
CONSOL Energy, Inc.	262	17,030
Crescent Point Energy Corp. (TSE) (Canada)	560,280	3,997,271
Diamond Offshore Drilling, Inc. *	13,046	135,678
DMC Global, Inc. *	1,759	34,195
Dril-Quip, Inc. *	4,279	116,260
Eneti, Inc.	2,918	29,326
Equitrans Midstream Corp.	39,987	267,913
Excelerate Energy, Inc. Class A	2,309	57,840
Expro Group Holdings NV *	9,917	179,795
FuelCell Energy, Inc. *	14,204	39,487
FutureFuel Corp.	3,458	28,114
Gevo, Inc. *	26,553	50,451
Golar LNG Ltd. * (Bermuda)	12,236	278,858
Green Plains, Inc. *	101,641	3,100,051
Helix Energy Solutions Group, Inc. *	18,169	134,087
Helmerich & Payne, Inc.	13,097	649,218
Hunting PLC (United Kingdom)	300,952	1,211,574
Kinetik Holdings, Inc.	1,957	64,738
Murphy Oil Corp.	10,607	456,207
Nabors Industries Ltd. *	147	22,766
NACCO Industries, Inc. Class A	515	19,570
National Energy Services Reunited Corp. *	4,724	32,785
Newpark Resources, Inc. *	11,227	46,592
NextDecade Corp. *	696	3,438
Noble Corp. PLC *	8,759	330,302
Northern Oil & Gas, Inc.	1,277	39,357
NOW, Inc. *	14,102	179,095
Oceaneering International, Inc. *	1,242	21,723
Oil States International, Inc. *	8,024	59,859
Patterson-UTI Energy, Inc.	8,885	149,623
PBF Energy, Inc. Class A	9,655	393,731
Peabody Energy Corp. *	14,978	395,719
Permian Resources Corp.	22,986	216,068
ProFrac Holding Corp. Class A *	1,569	39,539
ProPetro Holding Corp. *	11,237	116,528
REX American Resources Corp. *	2,135	68,021
Riley Exploration Permian, Inc.	486	14,303
Ring Energy, Inc. *	6,757	16,622
Select Energy Services, Inc. Class A	9,164	84,675
Stem, Inc. *	970	8,672
SunCoke Energy, Inc.	10,485	90,486
Sunnova Energy International, Inc. *	12,643	227,700
TechnipFMC PLC * (United Kingdom)	195,321	2,380,963
Tidewater, Inc. *	5,887	216,936
US Silica Holdings, Inc. *	7,936	99,200
Vertex Energy, Inc. *	904	5,605
W&T Offshore, Inc. *	2,066	11,528
Warrior Met Coal, Inc.	5,891	204,064

		18,436,177

Financial - 33.6%

1st Source Corp.	2,095	111,224
Acadia Realty Trust REIT	11,447	164,264
ACNB Corp.	1,115	44,388
AFC Gamma, Inc. REIT	1,933	30,406
Agree Realty Corp. REIT	11,051	783,847
Alerus Financial Corp.	2,027	47,330
Alexander & Baldwin, Inc. REIT *	91,419	1,712,278
Amalgamated Financial Corp.	2,133	49,144
Ambac Financial Group, Inc. *	5,589	97,472
Amerant Bancorp, Inc.	3,581	96,114

	Shares	Value
American Assets Trust, Inc. REIT	6,356	$168,434
American Equity Investment Life Holding Co.	9,018	411,401
American National Bankshares, Inc.	1,449	53,512
American Realty Investors, Inc. *	134	3,437
Ameris Bancorp	8,500	400,690
AMERISAFE, Inc.	2,451	127,378
Angel Oak Mortgage, Inc. REIT	1,553	7,346
Anywhere Real Estate, Inc. *	13,723	87,690
Apartment Investment & Management Co. Class A REIT	19,080	135,850
Apollo Commercial Real Estate Finance, Inc. REIT	17,986	193,529
Apple Hospitality REIT, Inc.	27,414	432,593
Applied Digital Corp. *	5,027	9,250
Arbor Realty Trust, Inc. REIT	21,126	278,652
Ares Commercial Real Estate Corp. REIT	6,275	64,570
Argo Group International Holdings Ltd.	4,072	105,261
Armada Hoffler Properties, Inc. REIT	8,604	98,946
ARMOUR Residential REIT, Inc.	16,098	90,632
Arrow Financial Corp.	1,904	64,546
Artisan Partners Asset Management, Inc. Class A	2,677	79,507
Ashford Hospitality Trust, Inc. REIT *	4,320	19,310
AssetMark Financial Holdings, Inc. *	2,605	59,915
Associated Banc-Corp.	19,123	441,550
Associated Capital Group, Inc. Class A	246	10,330
Atlantic Union Bankshares Corp.	91,631	3,219,913
Atlanticus Holdings Corp. *	238	6,236
Axos Financial, Inc. *	6,592	251,946
Banc of California, Inc.	6,838	108,929
BancFirst Corp.	988	87,122
Banco Latinoamericano de Comercio Exterior SA (Panama)	3,518	56,992
Bancorp, Inc. *	2,994	84,970
Bank First Corp.	937	86,972
Bank of Marin Bancorp	2,084	68,522
Bank of NT Butterfield & Son Ltd. (Bermuda)	5,998	178,800
BankUnited, Inc.	9,930	337,322
Bankwell Financial Group, Inc.	804	23,662
Banner Corp.	4,258	269,106
Bar Harbor Bankshares	1,933	61,933
BayCom Corp.	1,547	29,362
BCB Bancorp, Inc.	1,864	33,533
Berkshire Hills Bancorp, Inc.	5,704	170,550
BGC Partners, Inc. Class A	40,139	151,324
Blackstone Mortgage Trust, Inc. Class A REIT	21,716	459,728
Blue Foundry Bancorp *	3,256	41,840
Blue Ridge Bankshares, Inc.	2,370	29,601
Bluerock Homes Trust, Inc. REIT *	295	6,286
Braemar Hotels & Resorts, Inc. REIT	8,759	35,999
Brandywine Realty Trust REIT	21,795	134,039
Bread Financial Holdings, Inc.	9,684	364,699
Bridgewater Bancshares, Inc. *	2,087	37,023
Brightsphere Investment Group, Inc.	239	4,919
BrightSpire Capital, Inc. REIT	12,165	75,788
Broadmark Realty Capital, Inc. REIT	16,467	58,623
Broadstone Net Lease, Inc. REIT	21,719	352,065
Brookfield Business Corp. Class A (Canada)	377	7,084
Brookline Bancorp, Inc.	9,498	134,397
BRT Apartments Corp. REIT	1,432	28,124
Business First Bancshares, Inc.	2,859	63,298
Byline Bancorp, Inc.	3,198	73,458
Cadence Bank	20,176	497,540
Cambridge Bancorp	907	75,335
Camden National Corp.	28,677	1,195,544
Cannae Holdings, Inc. *	8,916	184,115
Capital Bancorp, Inc.	1,230	28,954
Capital City Bank Group, Inc.	1,782	57,915
Capitol Federal Financial, Inc.	16,080	139,092
Capstar Financial Holdings, Inc.	2,524	44,574
CareTrust REIT, Inc.	11,429	212,351
Carter Bankshares, Inc. *	3,134	51,993

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Cathay General Bancorp	9,323	$380,285
CBL & Associates Properties, Inc. REIT	2,828	65,270
Centerspace REIT	1,958	114,876
Central Pacific Financial Corp.	3,331	67,553
Chatham Lodging Trust REIT	6,172	75,730
Chicago Atlantic Real Estate Finance, Inc.	680	10,248
Chimera Investment Corp. REIT	29,912	164,516
Citizens & Northern Corp.	2,067	47,252
City Holding Co.	1,861	173,240
City Office REIT, Inc.	5,030	42,151
Civista Bancshares, Inc.	2,025	44,570
Claros Mortgage Trust, Inc. REIT	11,668	171,636
Clipper Realty, Inc. REIT	46	294
CNB Financial Corp.	2,261	53,789
CNO Financial Group, Inc.	86,377	1,973,714
Colony Bankcorp, Inc.	2,167	27,499
Columbia Banking System, Inc.	126,795	3,820,333
Columbia Financial, Inc. *	2,784	60,190
Community Bank System, Inc.	6,655	418,932
Community Healthcare Trust, Inc. REIT	1,275	45,645
Community Trust Bancorp, Inc.	2,057	94,478
Compass Diversified Holdings	7,957	145,056
ConnectOne Bancorp, Inc.	4,759	115,215
Consumer Portfolio Services, Inc. *	1,247	11,036
Corporate Office Properties Trust REIT	12,676	328,815
Cowen, Inc. Class A	3,393	131,038
Crawford & Co. Class A	2,067	11,493
CrossFirst Bankshares, Inc. *	5,864	72,772
Cryptyde, Inc. *	960	184
CTO Realty Growth, Inc. REIT	2,184	39,924
Curo Group Holdings Corp.	738	2,620
Cushman & Wakefield PLC *	156,527	1,950,326
Customers Bancorp, Inc. *	3,955	112,085
CVB Financial Corp.	17,010	438,007
DiamondRock Hospitality Co. REIT	26,872	220,082
Dime Community Bancshares, Inc.	4,200	133,686
Diversified Healthcare Trust REIT	31,419	20,322
Doma Holdings, Inc. *	15,706	7,113
Donegal Group, Inc. Class A	2,076	29,479
Douglas Elliman, Inc.	8,708	35,442
Dynex Capital, Inc. REIT	5,428	69,044
Eagle Bancorp, Inc.	3,937	173,504
Easterly Government Properties, Inc. REIT	11,556	164,904
Eastern Bankshares, Inc.	15,822	272,929
eHealth, Inc. *	2,143	10,372
Ellington Financial, Inc. REIT	7,553	93,431
Elme Communities REIT	11,178	198,968
Empire State Realty Trust, Inc. Class A REIT	17,031	114,789
Employers Holdings, Inc.	3,482	150,179
Enact Holdings, Inc.	3,835	92,500
Encore Capital Group, Inc. *	2,946	141,231
Enova International, Inc. *	3,922	150,487
Enstar Group Ltd. *	1,433	331,080
Enterprise Bancorp, Inc.	1,196	42,219
Enterprise Financial Services Corp.	4,536	222,083
Equity Bancshares, Inc. Class A	1,991	65,046
Equity Commonwealth REIT	13,333	332,925
Esquire Financial Holdings, Inc.	137	5,927
Essent Group Ltd.	13,497	524,763
Essential Properties Realty Trust, Inc. REIT	16,404	385,002
EZCORP, Inc. Class A *	6,209	50,603
Farmers & Merchants Bancorp, Inc.	1,117	30,360
Farmers National Banc Corp.	4,112	58,061
Farmland Partners, Inc. REIT	5,992	74,660
FB Financial Corp.	4,663	168,521
Federal Agricultural Mortgage Corp. Class C	1,170	131,871
Finance Of America Cos., Inc. Class A *	4,239	5,384
Financial Institutions, Inc.	2,004	48,817
First BanCorp	21,527	273,823
First Bancorp, Inc.	1,355	40,569

	Shares	Value
First Bancorp/Southern Pines NC	12,901	$552,679
First Bancshares, Inc.	2,607	83,450
First Bank	2,122	29,199
First Busey Corp.	6,732	166,415
First Business Financial Services, Inc.	1,019	37,244
First Commonwealth Financial Corp.	11,612	162,220
First Community Bankshares, Inc.	2,124	72,004
First Financial Bancorp	11,538	279,566
First Financial Corp.	1,469	67,692
First Foundation, Inc.	6,638	95,123
First Guaranty Bancshares, Inc.	731	17,142
First Internet Bancorp	1,086	26,368
First Interstate BancSystem, Inc. Class A	98,123	3,792,454
First Merchants Corp.	7,345	301,953
First Mid Bancshares, Inc.	2,527	81,066
First of Long Island Corp.	28,377	510,786
First Western Financial, Inc. *	1,047	29,473
Five Star Bancorp	1,089	29,664
Flushing Financial Corp.	3,741	72,501
Four Corners Property Trust, Inc. REIT	9,457	245,220
Franklin BSP Realty Trust, Inc. REIT	10,442	134,702
Franklin Street Properties Corp. REIT	12,647	34,526
FRP Holdings, Inc. *	861	46,373
Fulton Financial Corp.	20,847	350,855
FVCBankcorp, Inc. *	1,551	29,578
GCM Grosvenor, Inc. Class A	624	4,749
Genworth Financial, Inc. Class A *	63,285	334,778
German American Bancorp, Inc.	33,940	1,265,962
Getty Realty Corp. REIT	5,378	182,045
Glacier Bancorp, Inc.	12,332	609,447
Gladstone Commercial Corp. REIT	415	7,678
Gladstone Land Corp. REIT	1,881	34,516
Global Medical REIT, Inc.	7,962	75,480
Global Net Lease, Inc. REIT	13,378	168,161
Goosehead Insurance, Inc. Class A *	329	11,298
Granite Point Mortgage Trust, Inc. REIT	6,652	35,655
Great Southern Bancorp, Inc.	1,239	73,708
Greenlight Capital Re Ltd. Class A *	3,354	27,335
Guaranty Bancshares, Inc.	1,106	38,312
Hancock Whitney Corp.	11,047	534,564
Hanmi Financial Corp.	3,804	94,149
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	10,350	299,943
Hanover Insurance Group, Inc.	34,070	4,603,879
HarborOne Bancorp, Inc.	5,723	79,550
HBT Financial, Inc.	1,383	27,065
Heartland Financial USA, Inc.	5,299	247,039
Heritage Commerce Corp.	7,725	100,425
Heritage Financial Corp.	4,286	131,323
Hersha Hospitality Trust REIT	3,831	32,640
Highwoods Properties, Inc. REIT	5,031	140,767
Hilltop Holdings, Inc.	6,438	193,204
Hingham Institution For Savings	178	49,121
Hippo Holdings, Inc. *	2,186	29,730
Home Bancorp, Inc.	973	38,949
Home BancShares, Inc.	24,099	549,216
Home Point Capital, Inc.	1,000	1,370
HomeStreet, Inc.	2,331	64,289
HomeTrust Bancshares, Inc.	1,577	38,116
Hope Bancorp, Inc.	14,354	183,875
Horace Mann Educators Corp.	76,617	2,863,177
Horizon Bancorp, Inc.	5,116	77,149
Independence Realty Trust, Inc. REIT	28,388	478,622
Independent Bank Corp.	5,606	473,315
Independent Bank Corp. MI	2,608	62,383
Independent Bank Group, Inc.	4,606	276,728
Indus Realty Trust, Inc. REIT	685	43,491
Industrial Logistics Properties Trust REIT	7,952	26,003
International Bancshares Corp.	6,904	315,927
InvenTrust Properties Corp. REIT	8,606	203,704

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Invesco Mortgage Capital, Inc. REIT	4,455	$56,712
Investors Title Co.	143	21,100
iStar, Inc. REIT	8,631	65,855
Jackson Financial, Inc. Class A	9,526	331,410
James River Group Holdings Ltd.	4,538	94,890
John Marshall Bancorp, Inc.	1,449	41,702
Kearny Financial Corp.	7,746	78,622
Kennedy-Wilson Holdings, Inc.	15,107	237,633
Kite Realty Group Trust REIT	27,795	585,085
KKR Real Estate Finance Trust, Inc. REIT	7,091	98,990
Ladder Capital Corp. REIT	14,410	144,676
Lakeland Bancorp, Inc.	8,008	141,021
Lakeland Financial Corp.	258	18,826
Legacy Housing Corp. *	1,004	19,036
Lemonade, Inc. *	5,980	81,806
LendingClub Corp. *	12,521	110,185
Live Oak Bancshares, Inc.	926	27,965
LTC Properties, Inc. REIT	5,049	179,391
Luther Burbank Corp.	2,030	22,553
LXP Industrial Trust REIT	34,704	347,734
Macatawa Bank Corp.	3,384	37,326
Macerich Co. REIT	27,537	310,067
MBIA, Inc. *	6,032	77,511
McGrath RentCorp	42,439	4,190,427
Mercantile Bank Corp.	2,072	69,371
Merchants Bancorp	2,010	48,883
Mercury General Corp.	3,409	116,588
Metrocity Bankshares, Inc.	1,872	40,491
Metropolitan Bank Holding Corp. *	1,225	71,871
MFA Financial, Inc. REIT	13,134	129,370
Mid Penn Bancorp, Inc.	1,883	56,434
Midland States Bancorp, Inc.	2,754	73,311
MidWestOne Financial Group, Inc.	1,878	59,626
Moelis & Co. Class A	4,088	156,857
Mr Cooper Group, Inc. *	8,832	354,428
MVB Financial Corp.	1,381	30,410
National Bank Holdings Corp. Class A	3,480	146,404
National Health Investors, Inc. REIT	5,344	279,064
National Western Life Group, Inc. Class A	298	83,738
Navient Corp.	13,574	223,292
NBT Bancorp, Inc.	5,235	227,304
Necessity Retail REIT, Inc. REIT	17,300	102,589
Nelnet, Inc. Class A	1,850	167,887
NETSTREIT Corp. REIT	7,140	130,876
New York Mortgage Trust, Inc. REIT	47,509	121,623
Newmark Group, Inc. Class A	16,025	127,719
Nexpoint Real Estate Finance, Inc. REIT	898	14,269
NexPoint Residential Trust, Inc. REIT	145	6,310
NI Holdings, Inc. *	1,163	15,433
Nicolet Bankshares, Inc. *	1,399	111,626
NMI Holdings, Inc. Class A *	9,767	204,130
Northeast Bank	892	37,553
Northfield Bancorp, Inc.	5,536	87,081
Northwest Bancshares, Inc.	15,095	211,028
OceanFirst Financial Corp.	7,578	161,032
Office Properties Income Trust REIT	6,039	80,621
OFG Bancorp	6,003	165,443
Old National Bancorp	37,522	674,646
Old Second Bancorp, Inc.	5,492	88,092
One Liberty Properties, Inc. REIT	2,021	44,907
Oportun Financial Corp. *	3,584	19,748
Oppenheimer Holdings, Inc. Class A	1,009	42,711
OppFi, Inc. *	1,921	3,938
Orchid Island Capital, Inc. REIT	4,416	46,368
Origin Bancorp, Inc.	2,903	106,540
Orion Office REIT, Inc. REIT	7,269	62,077
Orrstown Financial Services, Inc.	1,405	32,540
Pacific Premier Bancorp, Inc.	11,503	363,035
Paramount Group, Inc. REIT	24,008	142,608
Park National Corp.	1,863	262,217

	Shares	Value
Parke Bancorp, Inc.	1,379	$28,600
Pathward Financial, Inc.	2,593	111,629
PCB Bancorp	1,405	24,854
PCSB Financial Corp.	1,662	31,644
Peapack-Gladstone Financial Corp.	2,236	83,224
Pebblebrook Hotel Trust REIT	16,566	221,819
PennyMac Financial Services, Inc.	3,424	194,004
PennyMac Mortgage Investment Trust REIT	9,204	114,038
Peoples Bancorp, Inc.	47,237	1,334,445
Peoples Financial Services Corp.	949	49,196
Perella Weinberg Partners	540	5,292
Physicians Realty Trust REIT	28,602	413,871
Piedmont Office Realty Trust, Inc. Class A REIT	15,770	144,611
Pioneer Bancorp, Inc. *	1,373	15,652
Piper Sandler Cos.	2,195	285,767
Plymouth Industrial REIT, Inc. REIT	4,908	94,135
Postal Realty Trust, Inc. Class A REIT	823	11,958
PotlatchDeltic Corp. REIT	9,231	406,072
PRA Group, Inc. *	4,924	166,333
Preferred Bank	787	58,726
Premier Financial Corp.	4,592	123,846
Primis Financial Corp.	3,010	35,669
ProAssurance Corp.	6,683	116,752
Provident Bancorp, Inc.	1,742	12,682
Provident Financial Services, Inc.	9,266	197,922
QCR Holdings, Inc.	2,042	101,365
Radian Group, Inc.	20,068	382,697
Radius Global Infrastructure, Inc. Class A *	9,760	115,363
RBB Bancorp	1,984	41,366
RE/MAX Holdings, Inc. Class A	2,373	44,233
Ready Capital Corp. REIT	9,268	103,246
Red River Bancshares, Inc.	563	28,747
Redwood Trust, Inc. REIT	14,564	98,453
Regional Management Corp.	1,016	28,529
Renasant Corp.	6,816	256,213
Republic Bancorp, Inc. Class A	1,099	44,971
Republic First Bancorp, Inc. *	6,542	14,065
Retail Opportunity Investments Corp. REIT	15,714	236,181
RLJ Lodging Trust REIT	20,450	216,565
RMR Group, Inc. Class A	702	19,832
Root, Inc. Class A *	993	4,459
RPT Realty REIT	10,811	108,542
Ryman Hospitality Properties, Inc. REIT	6,869	561,747
S&T Bancorp, Inc.	4,754	162,492
Sabra Health Care REIT, Inc.	29,437	365,902
Safehold, Inc. REIT	1,264	36,176
Safety Insurance Group, Inc.	1,811	152,595
Sandy Spring Bancorp, Inc.	5,638	198,627
Saul Centers, Inc. REIT	63	2,563
Sculptor Capital Management, Inc.	1,804	15,623
Seacoast Banking Corp. of Florida	7,446	232,241
Selective Insurance Group, Inc.	15,980	1,415,988
Selectquote, Inc. *	17,015	11,432
Service Properties Trust REIT	20,959	152,791
Shore Bancshares, Inc.	2,405	41,919
Sierra Bancorp	1,809	38,423
Silvergate Capital Corp. Class A *	873	15,190
Simmons First National Corp. Class A	15,438	333,152
SiriusPoint Ltd. * (Bermuda)	10,484	61,856
SITE Centers Corp. REIT	25,067	342,415
SmartFinancial, Inc.	2,047	56,292
South Plains Financial, Inc.	1,257	34,605
Southern First Bancshares, Inc. *	985	45,064
Southern Missouri Bancorp, Inc.	1,014	46,472
Southside Bancshares, Inc.	3,925	141,261
SouthState Corp.	54,207	4,139,247
STAG Industrial, Inc. REIT	58,678	1,895,886
Stellar Bancorp, Inc.	5,732	168,865
Sterling Bancorp, Inc. *	2,502	15,237
Stewart Information Services Corp.	3,324	142,035

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Stock Yards Bancorp, Inc.	589	$38,273
StoneX Group, Inc. *	2,005	191,076
Stratus Properties, Inc.	724	13,966
Summit Financial Group, Inc.	1,473	36,663
Summit Hotel Properties, Inc. REIT	13,460	97,181
Sunlight Financial Holdings, Inc. *	3,199	4,127
Sunstone Hotel Investors, Inc. REIT	263,303	2,543,507
SWK Holdings Corp. *	437	7,709
Terreno Realty Corp. REIT	9,492	539,810
Texas Capital Bancshares, Inc. *	6,396	385,743
Third Coast Bancshares, Inc. *	1,454	26,797
Tiptree, Inc.	3,045	42,143
Tompkins Financial Corp.	1,834	142,282
Towne Bank	8,679	267,660
TPG RE Finance Trust, Inc. REIT	8,680	58,937
Transcontinental Realty Investors, Inc. REIT *	82	3,623
Trean Insurance Group, Inc. *	3,143	18,858
TriCo Bancshares	33,106	1,688,075
Triumph Financial, Inc. *	1,871	91,436
TrustCo Bank Corp.	2,305	86,645
Trustmark Corp.	7,658	267,341
Two Harbors Investment Corp. REIT	11,022	173,817
UMB Financial Corp.	5,642	471,220
UMH Properties, Inc. REIT	1,177	18,950
United Bankshares, Inc.	16,714	676,750
United Community Banks, Inc.	13,377	452,143
United Fire Group, Inc.	2,732	74,748
Uniti Group, Inc. REIT	30,406	168,145
Unity Bancorp, Inc.	968	26,455
Universal Insurance Holdings, Inc.	2,706	28,657
Univest Financial Corp.	3,691	96,446
Urban Edge Properties REIT	14,834	209,011
Urstadt Biddle Properties, Inc. Class A REIT	3,673	69,603
USCB Financial Holdings, Inc. *	1,460	17,812
Valley National Bancorp	55,167	623,939
Velocity Financial, Inc. *	901	8,695
Veris Residential, Inc. REIT *	10,944	174,338
Veritex Holdings, Inc.	5,068	142,309
Victory Capital Holdings, Inc. Class A	1,511	40,540
Virtus Investment Partners, Inc.	799	152,961
Walker & Dunlop, Inc.	1,208	94,804
Washington Federal, Inc.	8,255	276,955
Washington Trust Bancorp, Inc.	28,864	1,361,804
Waterstone Financial, Inc.	2,401	41,393
WesBanco, Inc.	7,323	270,805
West BanCorp, Inc.	1,839	46,986
Westamerica BanCorp	2,571	151,715
Whitestone REIT	5,999	57,830
World Acceptance Corp. *	167	11,012
WSFS Financial Corp.	68,031	3,084,526
Xenia Hotels & Resorts, Inc. REIT	14,531	191,519

		100,404,428

Industrial – 14.9%

908 Devices, Inc. *	2,120	16,154
AAR Corp. *	4,356	195,584
Aerojet Rocketdyne Holdings, Inc. *	2,503	139,993
AerSale Corp. *	2,597	42,123
Air Transport Services Group, Inc. *	4,587	119,170
Akoustis Technologies, Inc. *	118	333
Alamo Group, Inc.	191	27,046
Albany International Corp. Class A	3,201	315,587
Allied Motion Technologies, Inc.	103	3,585
Altra Industrial Motion Corp.	8,288	495,208
American Woodmark Corp. *	1,966	96,059
AMMO, Inc. *	10,804	18,691
Apogee Enterprises, Inc.	16,822	747,906
ArcBest Corp.	2,106	147,504
Archer Aviation, Inc. Class A *	18,624	34,827
Arcosa, Inc.	6,179	335,767

	Shares	Value
Ardmore Shipping Corp. * (Ireland)	5,153	$74,255
Argan, Inc.	1,704	62,844
Astec Industries, Inc.	12,282	499,386
Astra Space, Inc. *	18,411	7,987
Astronics Corp. *	3,090	31,827
Atlas Air Worldwide Holdings, Inc. *	3,570	359,856
Atlas Technical Consultants, Inc. *	750	3,863
Barnes Group, Inc.	6,249	255,272
Belden, Inc.	2,533	182,123
Benchmark Electronics, Inc.	85,306	2,276,817
Boise Cascade Co.	3,975	272,963
Brady Corp. Class A	1,294	60,947
Caesarstone Ltd.	2,970	16,959
Centrus Energy Corp. Class A *	1,210	39,301
Chase Corp.	682	58,829
CIRCOR International, Inc. *	1,628	39,007
Coherent Corp. *	54,868	1,925,867
Columbus McKinnon Corp.	34,243	1,111,870
Comtech Telecommunications Corp.	3,328	40,402
Concrete Pumping Holdings, Inc. *	3,298	19,293
Costamare, Inc. (Monaco)	6,840	63,475
Covenant Logistics Group, Inc.	1,194	41,277
CryoPort, Inc. *	1,002	17,385
CTS Corp.	14,313	564,218
DHT Holdings, Inc.	17,451	154,965
Dorian LPG Ltd.	3,841	72,787
Ducommun, Inc. *	1,430	71,443
DXP Enterprises, Inc. *	1,944	53,557
Eagle Bulk Shipping, Inc.	1,706	85,198
Eastman Kodak Co. *	7,294	22,247
Encore Wire Corp.	2,257	310,473
EnerSys	4,618	340,993
EnPro Industries, Inc.	2,648	287,811
ESCO Technologies, Inc.	3,001	262,708
ESS Tech, Inc. *	1,074	2,610
Evolv Technologies Holdings, Inc. *	10,505	27,208
FARO Technologies, Inc. *	2,196	64,584
Fathom Digital Manufacturing C Class A *	1,446	1,909
FLEX LNG Ltd. * (Norway)	3,599	117,651
Fluor Corp. *	1,557	53,966
Frontdoor, Inc. *	10,582	220,106
Frontline Ltd. (Norway)	15,936	193,463
GATX Corp.	4,227	449,499
Genco Shipping & Trading Ltd.	4,659	71,562
Gibraltar Industries, Inc. *	3,980	182,602
Golden Ocean Group Ltd. * (Norway)	15,680	136,259
GoPro, Inc. Class A *	16,686	83,096
Gorman-Rupp Co.	2,310	59,182
Granite Construction, Inc.	5,625	197,269
Great Lakes Dredge & Dock Corp. *	70,301	418,291
Greenbrier Cos., Inc.	65,284	2,188,973
Greif, Inc. Class A	2,711	181,800
Greif, Inc. Class B	588	45,999
Griffon Corp.	2,884	103,218
Harsco Corp. *	10,170	63,969
Heartland Express, Inc.	5,958	91,396
Heritage-Crystal Clean, Inc. *	1,926	62,556
Hillenbrand, Inc.	4,411	188,217
Hillman Solutions Corp. *	17,166	123,767
Hub Group, Inc. Class A *	4,119	327,419
Hydrofarm Holdings Group, Inc. *	5,698	8,832
Hyster-Yale Materials Handling, Inc.	1,408	35,636
Ichor Holdings Ltd. *	3,611	96,847
IES Holdings, Inc. *	305	10,849
International Seaways, Inc.	6,222	230,338
Itron, Inc. *	5,316	269,255
JELD-WEN Holding, Inc. *	6,584	63,536
Joby Aviation, Inc. *	3,090	10,352
Kaman Corp.	3,551	79,187
Kennametal, Inc.	10,409	250,441

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Kimball Electronics, Inc. *	3,064	$69,216
Knowles Corp. *	183,053	3,005,730
Kratos Defense & Security Solutions, Inc. *	15,860	163,675
Li-Cycle Holdings Corp. * (Canada)	10,810	51,456
Luxfer Holdings PLC (United Kingdom)	1,952	26,781
Manitowoc Co., Inc. *	4,265	39,067
Marten Transport Ltd.	1,799	35,584
Masonite International Corp. *	14,033	1,131,200
Materion Corp.	159	13,914
Matson, Inc.	4,758	297,423
Matthews International Corp. Class A	3,845	117,042
Mirion Technologies, Inc. *	17,239	113,950
Modine Manufacturing Co. *	6,343	125,972
Momentus, Inc. *	4,527	3,531
Moog, Inc. Class A	3,083	270,564
Mueller Industries, Inc.	4,547	268,273
National Presto Industries, Inc.	625	42,788
NL Industries, Inc.	952	6,483
nLight, Inc. *	5,667	57,463
Nordic American Tankers Ltd.	26,021	79,624
Northwest Pipe Co. *	932	31,408
NuScale Power Corp. *	3,974	40,773
O-I Glass, Inc. *	3,652	60,514
Olympic Steel, Inc.	1,167	39,188
OSI Systems, Inc. *	1,827	145,283
Pactiv Evergreen, Inc.	5,396	61,299
Park Aerospace Corp.	2,386	31,996
Plexus Corp. *	507	52,186
Powell Industries, Inc.	1,122	39,472
Primoris Services Corp.	45,313	994,167
Proto Labs, Inc. *	2,888	73,731
PureCycle Technologies, Inc. *	2,905	19,638
Radiant Logistics, Inc. *	3,478	17,703
Ranpak Holdings Corp. *	5,638	32,531
RBC Bearings, Inc. *	3,115	652,125
Redwire Corp. *	2,476	4,902
Regal Rexnord Corp.	16,398	1,967,432
Ryerson Holding Corp.	2,298	69,537
Safe Bulkers, Inc. (Greece)	8,500	24,735
Saia, Inc. *	8,768	1,838,474
Sanmina Corp. *	7,246	415,123
Scorpio Tankers, Inc. (Monaco)	5,999	322,566
SFL Corp. Ltd. (Norway)	14,737	135,875
Sight Sciences, Inc. *	2,505	30,586
Smith & Wesson Brands, Inc.	5,476	47,532
SPX Technologies, Inc. *	5,581	366,393
Standex International Corp.	1,525	156,175
Stantec, Inc. (TSE) (Canada)	31,013	1,486,059
Sterling Infrastructure, Inc. *	601	19,713
Stoneridge, Inc. *	2,788	60,109
Sturm Ruger & Co., Inc.	178	9,010
Summit Materials, Inc. Class A *	101,266	2,874,930
Teekay Corp. * (Bermuda)	8,566	38,890
Teekay Tankers Ltd. Class A * (Canada)	2,946	90,766
Tennant Co.	1,314	80,903
Terex Corp.	4,318	184,465
Thermon Group Holdings, Inc. *	4,107	82,469
Timken Co.	16,297	1,151,709
TimkenSteel Corp. *	5,644	102,552
Tredegar Corp.	3,438	35,136
TriMas Corp.	5,365	148,825
Trinity Industries, Inc.	8,893	262,966
Triumph Group, Inc. *	8,066	84,854
TTM Technologies, Inc. *	12,933	195,030
Turtle Beach Corp. *	404	2,897
Tutor Perini Corp. *	5,353	40,415
UFP Industries, Inc.	49,559	3,927,551
Universal Logistics Holdings, Inc.	251	8,393
View, Inc. *	15,507	14,963
Vishay Intertechnology, Inc.	16,505	356,013

	Shares	Value
Vishay Precision Group, Inc. *	1,555	$60,101
Werner Enterprises, Inc.	7,121	286,691
Worthington Industries, Inc.	4,018	199,735

		44,531,811

Technology - 5.6%

1Life Healthcare, Inc. *	22,932	383,194
3D Systems Corp. *	16,304	120,650
ACI Worldwide, Inc. *	190,007	4,370,161
ACM Research, Inc. Class A *	5,318	41,002
ACV Auctions, Inc. Class A *	7,677	63,028
Adeia, Inc.	13,344	126,501
Allscripts Healthcare Solutions, Inc. *	13,717	241,968
Alpha & Omega Semiconductor Ltd. *	624	17,828
American Software, Inc. Class A	975	14,313
Amkor Technology, Inc.	10,289	246,730
Avaya Holdings Corp. *	11,001	2,156
Avid Technology, Inc. *	1,669	44,379
AvidXchange Holdings, Inc. *	2,078	20,655
AXT, Inc. *	5,075	22,228
Bandwidth, Inc. Class A *	2,408	55,264
Benefitfocus, Inc. *	936	9,791
Blackbaud, Inc. *	333	19,600
Blend Labs, Inc. Class A *	23,761	34,216
Brightcove, Inc. *	1,489	7,787
C3.ai, Inc. Class A *	6,186	69,221
Cantaloupe, Inc. *	3,172	13,798
Cardlytics, Inc. *	4,307	24,894
Cerence, Inc. *	5,037	93,336
Cohu, Inc. *	55,514	1,779,224
Computer Programs & Systems, Inc. *	1,752	47,689
Conduent, Inc. *	21,895	88,675
Consensus Cloud Solutions, Inc. *	1,218	65,480
Corsair Gaming, Inc. *	2,199	29,840
Cvent Holding Corp. *	5,675	30,645
Daily Journal Corp. *	151	37,827
Desktop Metal, Inc. Class A *	33,673	45,795
Diebold Nixdorf, Inc. *	2,260	3,209
Digi International, Inc. *	2,926	106,945
Digimarc Corp. *	96	1,775
Diodes, Inc. *	1,548	117,865
Donnelley Financial Solutions, Inc. *	3,018	116,646
E2open Parent Holdings, Inc. *	25,621	150,395
Ebix, Inc.	2,679	53,473
eGain Corp. *	1,396	12,606
EverCommerce, Inc. *	2,755	20,497
Faraday Future Intelligent Electric, Inc. *	11,956	3,471
Fastly, Inc. Class A *	14,389	117,846
ForgeRock, Inc. Class A *	1,345	30,626
Health Catalyst, Inc. *	6,972	74,112
Hims & Hers Health, Inc. *	2,265	14,519
Impinj, Inc. *	252	27,513
Insight Enterprises, Inc. *	635	63,671
Inspired Entertainment, Inc. *	880	11,150
Instructure Holdings, Inc. *	1,928	45,192
Integral Ad Science Holding Corp. *	3,414	30,009
IonQ, Inc. *	13,430	46,333
Kaleyra, Inc. * (Italy)	3,544	2,676
Latch, Inc. *	14,175	10,063
LiveVox Holdings, Inc. *	3,047	9,050
Loyalty Ventures, Inc. *	1,995	4,808
Markforged Holding Corp. *	12,822	14,874
Matterport, Inc. *	7,997	22,392
Maximus, Inc.	439	32,192
MicroStrategy, Inc. Class A *	493	69,794
Mitek Systems, Inc. *	275	2,665
N-Able, Inc. *	1,175	12,079
NetScout Systems, Inc. *	121,367	3,945,641
NextGen Healthcare, Inc. *	3,831	71,946
Olo, Inc. Class A *	11,637	72,731

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
ON24, Inc. *	5,334	$46,032
OneSpan, Inc. *	3,304	36,972
Onto Innovation, Inc. *	16,934	1,153,036
Ouster, Inc. *	18,632	16,079
Outbrain, Inc. *	5,098	18,455
PAR Technology Corp. *	2,188	57,041
Parsons Corp. *	4,326	200,077
Pear Therapeutics, Inc. *	5,232	6,174
Photronics, Inc. *	2,098	35,309
Phreesia, Inc. *	3,337	107,985
Playstudios, Inc. *	5,078	19,703
Porch Group, Inc. *	10,500	19,740
PowerSchool Holdings, Inc. Class A *	3,846	88,766
PROS Holdings, Inc. *	1,872	45,415
PubMatic, Inc. Class A *	562	7,199
Rackspace Technology, Inc. *	7,623	22,488
Rambus, Inc. *	2,193	78,553
Rigetti Computing, Inc. Class A *	9,322	6,798
Sapiens International Corp. NV (Israel)	1,147	21,197
SecureWorks Corp. Class A *	1,266	8,090
Sharecare, Inc. *	38,391	61,426
Skillsoft Corp. *	10,311	13,404
Skillz, Inc. *	39,487	20,000
Software AG (Germany)	27,211	703,493
SolarWinds Corp. *	6,318	59,136
Sumo Logic, Inc. *	5,387	43,635
Ultra Clean Holdings, Inc. *	3,822	126,699
Unisys Corp. *	1,994	10,189
Upland Software, Inc. *	3,706	26,424
Veeco Instruments, Inc. *	1,198	22,259
Verint Systems, Inc. *	740	26,847
Vuzix Corp. *	1,145	4,168
Xerox Holdings Corp.	14,666	214,124

		16,813,552

Utilities - 3.1%

ALLETE, Inc.	7,303	471,116
Altus Power, Inc. *	3,669	23,922
American States Water Co.	2,472	228,784
Artesian Resources Corp. Class A	377	22,085
Avista Corp.	9,327	413,559
Black Hills Corp.	21,511	1,513,084
California Water Service Group	5,124	310,719
Chesapeake Utilities Corp.	962	113,689
IDACORP, Inc.	7,326	790,109
MGE Energy, Inc.	2,681	188,742
New Jersey Resources Corp.	11,282	559,813
Northwest Natural Holding Co.	4,440	211,300
NorthWestern Corp.	7,266	431,164
ONE Gas, Inc.	6,847	518,455
Ormat Technologies, Inc.	2,766	239,204
Otter Tail Corp.	2,902	170,376
PNM Resources, Inc.	10,875	530,591
Portland General Electric Co.	11,428	559,972
SJW Group	3,452	280,268
South Jersey Industries, Inc.	15,654	556,187
Southwest Gas Holdings, Inc. *	7,760	480,189
Spire, Inc.	6,506	448,003
Unitil Corp.	2,048	105,185
Via Renewables, Inc.	234	1,196

		9,167,712

Total Common Stocks (Cost $324,428,806)		290,345,954

	Principal Amount	Value
SHORT-TERM INVESTMENTS - 2.6%

Repurchase Agreement - 1.6%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $4,863,194; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $4,958,372)	$4,861,060	$4,861,060

U.S. Government Agency Issue - 1.0%

Federal Home Loan Bank 3.956% due 01/03/23	2,885,000	2,885,000

Total Short-Term Investments (Cost $7,745,435)		7,746,060

TOTAL INVESTMENTS - 99.9% (Cost $332,180,175)		298,098,339

DERIVATIVES - (0.0%)		(33,515)

OTHER ASSETS & LIABILITIES, NET - 0.1%		316,730

NET ASSETS - 100.0%		$298,381,554

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	33.6%
Industrial	14.9%
Consumer, Non-Cyclical	13.9%
Consumer, Cyclical	13.3%
Energy	6.2%
Technology	5.6%
Basic Materials	5.0%
Utilities	3.1%
Others (each less than 3.0%)	4.3%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)

Investments with a total aggregate value of $391 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP EQUITY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(c)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/23	181	$1,636,179	$1,602,664	($33,515)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Consumer, Non-Cyclical	$6,325	$—	$5,934	$391
	Common Stocks
	Basic Materials	14,804,801	12,663,275	2,141,526	—
	Communications	5,087,115	5,087,115	—	—
	Consumer, Cyclical	39,605,287	38,750,777	854,510	—
	Consumer, Non-Cyclical	41,451,963	36,485,482	4,966,481	—
	Diversified	43,108	43,108	—	—
	Energy	18,436,177	18,436,177	—	—
	Financial	100,404,428	100,404,428	—	—
	Industrial	44,531,811	44,531,811	—	—
	Technology	16,813,552	16,110,059	703,493	—
	Utilities	9,167,712	9,167,712	—	—

	Total Common Stocks	290,345,954	281,679,944	8,666,010	—

	Short-Term Investments	7,746,060	—	7,746,060	—

	Total Assets	298,098,339	281,679,944	16,418,004	391

Liabilities	Derivatives:
	Equity Contracts
	Futures	(33,515)	(33,515)	—	—

	Total Liabilities	(33,515)	(33,515)	—	—

	Total	$298,064,824	$281,646,429	$16,418,004	$391

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
WARRANTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Optinose, Inc. Exercise @ $2.57 Exp 11/23/27 *	73,697	$—

Total Warrants (Cost $737)		—

COMMON STOCKS - 95.4%

Basic Materials - 5.5%

Axalta Coating Systems Ltd. *	181,588	4,625,046
Element Solutions, Inc.	279,833	5,090,162
Ingevity Corp. *	66,483	4,683,063

		14,398,271

Communications - 2.1%

Open Lending Corp. Class A *	121,768	821,934
Q2 Holdings, Inc. *	95,844	2,575,328
Vivid Seats, Inc. Class A *	282,442	2,061,827

		5,459,089

Consumer, Cyclical - 15.8%

Brunswick Corp.	52,148	3,758,828
Five Below, Inc. *	18,598	3,289,428
Funko, Inc. Class A *	108,747	1,186,430
Genius Sports Ltd. * (United Kingdom)	306,715	1,094,973
JetBlue Airways Corp. *	199,985	1,295,903
Leslie’s, Inc. *	107,738	1,315,481
Manchester United PLC Class A (United Kingdom)	259,649	6,057,611
Methode Electronics, Inc.	70,640	3,134,297
Ollie’s Bargain Outlet Holdings, Inc. *	89,016	4,169,509
On Holding AG Class A * (Switzerland)	112,510	1,930,672
Penn Entertainment, Inc. *	139,471	4,142,289
Petco Health & Wellness Co., Inc. *	228,777	2,168,806
Skechers USA, Inc. Class A *	113,990	4,781,880
Visteon Corp. *	23,127	3,025,705

		41,351,812

Consumer, Non-Cyclical - 23.9%

Abcam PLC ADR * (United Kingdom)	177,570	2,762,989
Adaptive Biotechnologies Corp. *	83,418	637,314
Allovir, Inc. *	65,285	334,912
Annexon, Inc. *	62,479	323,016
BioAtla, Inc. *	41,539	342,697
Bioxcel Therapeutics, Inc. *	34,993	751,650
Boyd Group Services, Inc. (Canada)	19,697	3,042,706
Bright Horizons Family Solutions, Inc. *	38,787	2,447,460
Bruker Corp.	53,881	3,682,766
Certara, Inc. *	210,562	3,383,731
Collegium Pharmaceutical, Inc. *	64,771	1,502,687
Duckhorn Portfolio, Inc. *	182,493	3,023,909
Envista Holdings Corp. *	128,795	4,336,528
European Wax Center, Inc. Class A	163,632	2,037,218
Harmony Biosciences Holdings, Inc. *	25,847	1,424,170
HealthEquity, Inc. *	33,090	2,039,668
Immunocore Holdings PLC ADR * (United Kingdom)	28,120	1,604,808
Lyell Immunopharma, Inc. *	82,623	286,702
Maravai LifeSciences Holdings, Inc. Class A *	82,366	1,178,658
MaxCyte, Inc. *	148,596	811,334
Neurocrine Biosciences, Inc. *	13,660	1,631,550
Nuvei Corp. * ~ (Canada)	79,156	2,011,354
Oatly Group AB ADR *	246,312	428,583
Optinose, Inc. *	229,183	423,989
Oxford Nanopore Technologies PLC * (United Kingdom)	261,710	770,838
Paylocity Holding Corp. *	5,962	1,158,178
Payoneer Global, Inc. *	372,500	2,037,575

	Shares	Value
Prelude Therapeutics, Inc. *	40,093	$242,162
PROCEPT BioRobotics Corp. *	27,627	1,147,626
Remitly Global, Inc. *	314,136	3,596,857
Ritchie Bros Auctioneers, Inc. (Canada)	77,111	4,459,329
Sabre Corp. *	382,705	2,365,117
Sana Biotechnology, Inc. *	63,896	252,389
Silk Road Medical, Inc. *	29,291	1,548,029
SpringWorks Therapeutics, Inc. *	33,780	878,618
Syneos Health, Inc. *	99,877	3,663,488

		62,570,605

Energy - 5.7%

ChampionX Corp.	238,247	6,906,780
Magnolia Oil & Gas Corp. Class A	182,331	4,275,662
Matador Resources Co.	67,112	3,841,491

		15,023,933

Financial - 10.4%

First Interstate BancSystem, Inc. Class A	65,248	2,521,835
Focus Financial Partners, Inc. Class A *	75,986	2,831,998
GCM Grosvenor, Inc. Class A	250,710	1,907,903
Hamilton Lane, Inc. Class A	58,101	3,711,492
Pacific Premier Bancorp, Inc.	58,497	1,846,166
Prosperity Bancshares, Inc.	37,046	2,692,503
STAG Industrial, Inc. REIT	116,199	3,754,390
Umpqua Holdings Corp.	132,305	2,361,644
United Community Banks, Inc.	55,244	1,867,247
WisdomTree, Inc.	656,571	3,578,312

		27,073,490

Industrial - 13.7%

Advanced Energy Industries, Inc.	25,119	2,154,708
AeroVironment, Inc. *	15,802	1,353,599
AZEK Co., Inc. *	205,998	4,185,879
Cactus, Inc. Class A	76,058	3,822,675
CryoPort, Inc. *	93,637	1,624,602
Gerresheimer AG (Germany)	47,664	3,188,501
GFL Environmental, Inc. (Canada)	194,179	5,675,852
Knight-Swift Transportation Holdings, Inc.	65,723	3,444,542
Kratos Defense & Security Solutions, Inc. *	76,077	785,115
Littelfuse, Inc.	7,439	1,638,068
Saia, Inc. *	8,211	1,721,682
Sensata Technologies Holding PLC	126,492	5,107,747
Trex Co., Inc. *	25,817	1,092,834

		35,795,804

Technology - 18.3%

ACV Auctions, Inc. Class A *	315,346	2,588,991
Alkami Technology, Inc. *	190,646	2,781,525
CACI International, Inc. Class A *	8,845	2,658,718
Corsair Gaming, Inc. *	65,989	895,471
Definitive Healthcare Corp. *	150,082	1,649,401
DoubleVerify Holdings, Inc. *	94,585	2,077,087
ExlService Holdings, Inc. *	31,310	5,304,853
Five9, Inc. *	42,073	2,855,074
Keywords Studios PLC (Ireland)	104,356	3,424,589
Kinaxis, Inc. * (Canada)	11,668	1,309,074
nCino, Inc. *	46,690	1,234,484
Outset Medical, Inc. *	53,700	1,386,534
Paycor HCM, Inc. *	86,806	2,124,143
Procore Technologies, Inc. *	54,215	2,557,864
Rapid7, Inc. *	69,623	2,365,789
TaskUS, Inc. Class A * (Philippines)	166,130	2,807,597
Thoughtworks Holding, Inc. *	398,553	4,061,255
WNS Holdings Ltd. ADR * (India)	71,379	5,709,606

		47,792,055

Total Common Stocks (Cost $309,813,707)		249,465,059

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
SHORT-TERM INVESTMENT - 4.8%

Repurchase Agreement - 4.8%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $12,647,049; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $12,894,338)	$12,641,501	$12,641,501

Total Short-Term Investment (Cost $12,641,501)		12,641,501

TOTAL INVESTMENTS - 100.2% (Cost $322,455,945)		262,106,560

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(506,661)

NET ASSETS - 100.0%		$261,599,899

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.9%
Technology	18.3%
Consumer, Cyclical	15.8%
Industrial	13.7%
Financial	10.4%
Energy	5.7%
Basic Materials	5.5%
Short-Term Investment	4.8%
Others (each less than 3.0%)	2.1%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$14,398,271	$14,398,271	$—	$—
	Communications	5,459,089	5,459,089	—	—
	Consumer, Cyclical	41,351,812	41,351,812	—	—
	Consumer, Non-Cyclical	62,570,605	61,799,767	770,838	—
	Energy	15,023,933	15,023,933	—	—
	Financial	27,073,490	27,073,490	—	—
	Industrial	35,795,804	32,607,303	3,188,501	—
	Technology	47,792,055	44,367,466	3,424,589	—

	Total Common Stocks	249,465,059	242,081,131	7,383,928	—

	Short-Term Investment	12,641,501	—	12,641,501	—

	Total	$262,106,560	$242,081,131	$20,025,429	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
RIGHTS - 0.0%

Consumer, Cyclical - 0.0%

PLBY Group, Inc. Exp 01/17/23 *	8,192	$—

Consumer, Non-Cyclical - 0.0%

Contra Aduro Biotechnologies, Inc. - Contingent Value Rights * ± Ω	3,861	9,803
Contra Zogenix, Inc. - Contingent Value Rights *	16,407	11,157
Oncternal Therapeutics, Inc. - Contingent Value Rights * ± Ω	216	221

		21,181

Total Rights (Cost $11,600)		21,181

COMMON STOCKS - 99.0%

Basic Materials - 3.5%

5E Advanced Materials, Inc. *	11,337	89,336
AdvanSix, Inc.	7,679	291,956
American Vanguard Corp.	7,396	160,567
Amyris, Inc. *	54,589	83,521
Arconic Corp. *	28,704	607,377
ATI, Inc. *	34,700	1,036,142
Avient Corp.	25,552	862,636
AZZ, Inc.	6,648	267,250
Balchem Corp.	8,899	1,086,657
Cabot Corp.	15,619	1,043,974
Carpenter Technology Corp.	13,392	494,700
Century Aluminum Co. *	14,853	121,498
Clearwater Paper Corp. *	4,741	179,257
Codexis, Inc. *	17,304	80,637
Coeur Mining, Inc. *	75,756	254,540
Commercial Metals Co.	32,445	1,567,093
Compass Minerals International, Inc.	9,632	394,912
Constellium SE *	35,292	417,504
Dakota Gold Corp. *	12,680	38,674
Danimer Scientific, Inc. *	25,743	46,080
Diversey Holdings Ltd. *	21,973	93,605
Ecovyst, Inc. *	19,689	174,445
Energy Fuels, Inc. *	44,174	274,321
Glatfelter Corp.	12,856	35,740
Hawkins, Inc.	5,475	211,335
Haynes International, Inc.	3,593	164,164
HB Fuller Co.	14,833	1,062,339
Hecla Mining Co.	153,322	852,470
Hycroft Mining Holding Corp. *	39,779	21,166
Ingevity Corp. *	10,397	732,365
Innospec, Inc.	6,958	715,700
Intrepid Potash, Inc. *	3,035	87,620
Ivanhoe Electric, Inc. *	3,297	40,059
Kaiser Aluminum Corp.	4,444	337,566
Koppers Holdings, Inc.	5,918	166,888
Kronos Worldwide, Inc.	6,400	60,160
Lightwave Logic, Inc. *	31,166	134,325
Livent Corp. *	45,344	900,985
Mativ Holdings, Inc.	15,234	318,391
Minerals Technologies, Inc.	9,060	550,123
Novagold Resources, Inc. * (Canada)	68,192	407,788
Origin Materials, Inc. *	29,507	136,027
Orion Engineered Carbons SA (Germany)	16,867	300,401
Perimeter Solutions SA *	33,783	308,777
Piedmont Lithium, Inc. *	4,870	214,377
PolyMet Mining Corp. * (Canada)	8,226	21,799
Quaker Chemical Corp.	3,775	630,047
Rayonier Advanced Materials, Inc. *	17,403	167,069

	Shares	Value
Resolute Forest Products, Inc. *	12,571	$271,408
Rogers Corp. *	5,246	626,058
Schnitzer Steel Industries, Inc. Class A	7,386	226,381
Sensient Technologies Corp.	11,670	850,976
Stepan Co.	5,722	609,164
Sylvamo Corp.	9,884	480,264
Terawulf, Inc. *	5,805	3,864
Trinseo PLC	9,800	222,558
Tronox Holdings PLC	32,950	451,744
Unifi, Inc. *	4,126	35,525
Ur-Energy, Inc. *	56,830	65,354
Uranium Energy Corp. *	99,024	384,213
US Lime & Minerals, Inc.	588	82,767
Valhi, Inc.	693	15,246

		22,569,885

Communications - 4.0%

1-800-Flowers.com, Inc. Class A *	7,662	73,249
1stdibs.com, Inc. *	7,333	37,252
A10 Networks, Inc.	17,707	294,467
AdTheorent Holding Co., Inc. *	7,672	12,736
ADTRAN Holdings, Inc.	21,613	406,108
Advantage Solutions, Inc. *	21,768	45,278
aka Brands Holding Corp. *	4,330	5,499
Allbirds, Inc. Class A *	26,001	62,922
AMC Networks, Inc. Class A *	8,364	131,064
Anterix, Inc. *	4,929	158,566
Arena Group Holdings, Inc. *	2,835	30,079
ATN International, Inc.	3,134	142,002
Audacy, Inc. *	35,074	7,895
Aviat Networks, Inc. *	1,902	59,323
BARK, Inc. *	31,852	47,460
Blade Air Mobility, Inc. *	15,595	55,830
Boston Omaha Corp. Class A *	6,130	162,445
Bumble, Inc. Class A *	24,281	511,115
Calix, Inc. *	16,090	1,101,039
Cambium Networks Corp. *	3,080	66,744
Cargurus, Inc. *	28,645	401,317
CarParts.com, Inc. *	13,897	86,995
Cars.com, Inc. *	18,860	259,702
Casa Systems, Inc. *	9,884	26,983
Clear Channel Outdoor Holdings, Inc. *	103,484	108,658
Clearfield, Inc. *	3,285	309,250
Cogent Communications Holdings, Inc.	11,907	679,652
CommScope Holding Co., Inc. *	57,266	420,905
Consolidated Communications Holdings, Inc. *	20,547	73,558
ContextLogic, Inc. Class A *	159,275	77,678
Couchbase, Inc. *	7,320	97,063
Credo Technology Group Holding Ltd. *	26,620	354,312
Cumulus Media, Inc. Class A *	4,944	30,702
Cyxtera Technologies, Inc. *	10,853	20,838
DHI Group, Inc. *	10,800	57,132
DigitalBridge Group, Inc.	44,584	487,749
DZS, Inc. *	4,476	56,756
EchoStar Corp. Class A *	9,658	161,096
Edgio, Inc. *	37,379	42,238
Entravision Communications Corp. Class A	16,640	79,872
ePlus, Inc. *	7,650	338,742
Eventbrite, Inc. Class A *	21,386	125,322
EverQuote, Inc. Class A *	5,385	79,375
EW Scripps Co. Class A *	16,290	214,865
Extreme Networks, Inc. *	35,967	658,556
Figs, Inc. Class A *	35,864	241,365
Focus Universal, Inc. *	4,698	30,114
fuboTV, Inc. *	50,486	87,846
Gambling.com Group Ltd. * (Malta)	2,447	22,390
Gannett Co., Inc. *	39,559	80,305
Globalstar, Inc. *	193,182	256,932
Gogo, Inc. *	14,075	207,747
Gray Television, Inc.	23,647	264,610
Groupon, Inc. *	6,292	53,985
Harmonic, Inc. *	25,672	336,303

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
HealthStream, Inc. *	7,129	$177,084
IDT Corp. Class B *	4,166	117,356
iHeartMedia, Inc. Class A *	33,172	203,344
Infinera Corp. *	53,103	357,914
Innovid Corp. * (Israel)	19,669	33,634
Inseego Corp. *	25,524	21,504
Inspirato, Inc. *	4,144	4,931
InterDigital, Inc.	8,437	417,463
Iridium Communications, Inc. *	35,001	1,799,051
KORE Group Holdings, Inc. *	8,836	11,133
Lands’ End, Inc. *	4,088	31,028
Liberty Latin America Ltd. Class A *	11,686	87,996
Liberty Latin America Ltd. Class C *	39,329	298,900
Liquidity Services, Inc. *	6,539	91,938
Lulu’s Fashion Lounge Holdings, Inc. *	3,942	9,894
Magnite, Inc. *	36,913	390,909
Marqeta, Inc. Class A *	121,226	740,691
Maxar Technologies, Inc.	20,832	1,077,848
MediaAlpha, Inc. Class A *	6,134	61,033
Nerdy, Inc. *	14,499	32,623
NETGEAR, Inc. *	8,143	147,470
Ondas Holdings, Inc. *	9,265	14,731
Ooma, Inc. *	5,971	81,325
Open Lending Corp. Class A *	29,640	200,070
OptimizeRx Corp. *	5,051	84,857
Overstock.com, Inc. *	11,975	231,836
Perficient, Inc. *	9,464	660,871
Planet Labs PBC *	43,459	189,047
Poshmark, Inc. Class A *	12,882	230,330
Preformed Line Products Co.	730	60,802
Q2 Holdings, Inc. *	15,543	417,640
QuinStreet, Inc. *	14,619	209,783
Quotient Technology, Inc. *	24,701	84,725
RealReal, Inc. *	22,405	28,006
Revolve Group, Inc. *	11,485	255,656
Ribbon Communications, Inc. *	19,880	55,465
Rover Group, Inc. *	25,790	94,649
RumbleON, Inc. Class B *	2,841	18,381
Scholastic Corp.	8,091	319,271
Shenandoah Telecommunications Co.	13,771	218,684
Shutterstock, Inc.	6,727	354,648
Sinclair Broadcast Group, Inc. Class A	11,424	177,186
Solo Brands, Inc. Class A *	5,125	19,065
Squarespace, Inc. Class A *	8,870	196,648
Stagwell, Inc. *	22,700	140,967
Stitch Fix, Inc. Class A *	23,149	71,993
TechTarget, Inc. *	7,641	336,663
TEGNA, Inc.	61,891	1,311,470
Telephone & Data Systems, Inc.	28,500	298,965
Terran Orbital Corp. *	6,280	9,922
Thryv Holdings, Inc. *	6,865	130,435
TrueCar, Inc. *	21,676	54,407
Tucows, Inc. Class A *	2,783	94,399
Upwork, Inc. *	33,741	352,256
Urban One, Inc. *	5,120	23,296
US Cellular Corp. *	4,356	90,823
Vacasa, Inc. Class A *	30,329	38,215
Value Line, Inc.	334	16,994
Viavi Solutions, Inc. *	63,667	669,140
Vivid Seats, Inc. Class A *	6,633	48,421
WideOpenWest, Inc. *	15,069	137,279
Yelp, Inc. *	19,063	521,182
Ziff Davis, Inc. *	12,823	1,014,299

		25,920,532

Consumer, Cyclical - 11.2%

A-Mark Precious Metals, Inc.	4,974	172,747
Abercrombie & Fitch Co. Class A *	13,947	319,526
Academy Sports & Outdoors, Inc.	21,586	1,134,128
Accel Entertainment, Inc. *	16,191	124,671

	Shares	Value
Acushnet Holdings Corp.	9,443	$400,950
Adient PLC *	26,718	926,847
Aeva Technologies, Inc. *	30,039	40,853
Allegiant Travel Co. *	4,301	292,425
America’s Car-Mart, Inc. *	1,705	123,203
American Axle & Manufacturing Holdings, Inc. *	31,386	245,439
American Eagle Outfitters, Inc.	43,267	604,007
Arko Corp.	23,938	207,303
Asbury Automotive Group, Inc. *	6,191	1,109,737
Aspen Aerogels, Inc. *	8,564	100,970
Aterian, Inc. *	20,441	15,746
Bally’s Corp. *	10,341	200,409
Beacon Roofing Supply, Inc. *	14,413	760,862
Beazer Homes USA, Inc. *	8,418	107,414
Bed Bath & Beyond, Inc. *	22,187	55,689
Big 5 Sporting Goods Corp.	5,932	52,380
Big Lots, Inc.	7,651	112,470
Biglari Holdings, Inc. Class B *	230	31,924
BJ’s Restaurants, Inc. *	6,392	168,621
Bloomin’ Brands, Inc.	24,784	498,654
Blue Bird Corp. *	5,026	53,828
Bluegreen Vacations Holding Corp.	1,937	48,348
BlueLinx Holdings, Inc. *	2,531	179,979
Boot Barn Holdings, Inc. *	8,316	519,916
Bowlero Corp. *	8,239	111,062
Brinker International, Inc. *	11,930	380,686
Buckle, Inc.	8,634	391,552
Build-A-Bear Workshop, Inc. *	3,742	89,209
Caleres, Inc.	9,940	221,463
Camping World Holdings, Inc. Class A	10,500	234,360
Canoo, Inc. *	38,611	47,492
Cato Corp. Class A	5,395	50,335
Cavco Industries, Inc. *	2,509	567,661
Cenntro Electric Group Ltd. * (Australia)	50,498	22,219
Century Casinos, Inc. *	7,401	52,029
Century Communities, Inc.	7,755	387,828
Cepton, Inc. *	9,852	12,512
Cheesecake Factory, Inc.	13,468	427,070
Chico’s FAS, Inc. *	34,362	169,061
Children’s Place, Inc. *	3,621	131,877
Chuy’s Holdings, Inc. *	4,772	135,048
Cinemark Holdings, Inc. *	31,069	269,058
Citi Trends, Inc. *	2,540	67,259
Clarus Corp.	6,816	53,437
Clean Energy Fuels Corp. *	47,494	246,969
CompX International, Inc.	719	13,287
Conn’s, Inc. *	3,860	26,557
Container Store Group, Inc. *	9,489	40,898
Cracker Barrel Old Country Store, Inc.	6,172	584,735
Crocs, Inc. *	16,962	1,839,190
Dana, Inc.	36,004	544,741
Dave & Buster’s Entertainment, Inc. *	12,127	429,781
Denny’s Corp. *	16,367	150,740
Designer Brands, Inc. Class A	15,135	148,020
Destination XL Group, Inc. *	15,629	105,496
Dillard’s, Inc. Class A	1,085	350,672
Dine Brands Global, Inc.	4,216	272,354
Dorman Products, Inc. *	7,384	597,144
Douglas Dynamics, Inc.	6,421	232,183
Dream Finders Homes, Inc. Class A *	5,778	50,037
Duluth Holdings, Inc. Class B *	3,374	20,851
El Pollo Loco Holdings, Inc.	5,169	51,483
Ermenegildo Zegna NV (Italy)	16,402	171,729
Ethan Allen Interiors, Inc.	6,270	165,653
Everi Holdings, Inc. *	24,563	352,479
EVgo, Inc. *	19,124	85,484
Express, Inc. *	17,437	17,786
F45 Training Holdings, Inc. *	9,115	25,978
First Watch Restaurant Group, Inc. *	4,458	60,317
FirstCash, Inc.	10,502	912,729

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Fisker, Inc. *	49,993	$363,449
Foot Locker, Inc.	22,281	841,999
Forestar Group, Inc. *	4,745	73,120
Fossil Group, Inc. *	14,174	61,090
Fox Factory Holding Corp. *	11,865	1,082,444
Franchise Group, Inc.	7,091	168,908
Frontier Group Holdings, Inc. *	9,921	101,889
Full House Resorts, Inc. *	9,322	70,101
Funko, Inc. Class A *	9,070	98,954
G-III Apparel Group Ltd. *	12,267	168,181
Genesco, Inc. *	3,464	159,413
Gentherm, Inc. *	9,315	608,176
Global Industrial Co.	3,607	84,873
GMS, Inc. *	11,749	585,100
Golden Entertainment, Inc. *	5,662	211,759
Goodyear Tire & Rubber Co. *	78,400	795,760
Green Brick Partners, Inc. *	7,518	182,161
Group 1 Automotive, Inc.	3,945	711,560
GrowGeneration Corp. *	17,333	67,945
Guess?, Inc.	8,388	173,548
H&E Equipment Services, Inc.	8,812	400,065
Haverty Furniture Cos., Inc.	4,206	125,759
Hawaiian Holdings, Inc. *	14,373	147,467
Hibbett, Inc.	3,533	241,021
Hilton Grand Vacations, Inc. *	23,785	916,674
HNI Corp.	11,569	328,907
Holley, Inc. *	13,491	28,601
Hovnanian Enterprises, Inc. Class A *	1,458	61,353
Hudson Technologies, Inc. *	11,587	117,260
Hyliion Holdings Corp. *	35,612	83,332
Hyzon Motors, Inc. *	24,594	38,121
IMAX Corp. *	12,581	184,437
indie Semiconductor, Inc. Class A * (China)	28,191	164,354
Installed Building Products, Inc.	6,695	573,092
Interface, Inc.	16,564	163,487
International Game Technology PLC	27,507	623,859
iRobot Corp. *	7,514	361,649
Jack in the Box, Inc.	5,853	399,350
JOANN, Inc.	3,306	9,422
Johnson Outdoors, Inc. Class A	1,483	98,056
KAR Auction Services, Inc. *	30,134	393,249
KB Home	22,008	700,955
Kimball International, Inc. Class B	10,953	71,195
Kontoor Brands, Inc.	15,553	621,964
Kura Sushi USA, Inc. Class A *	1,269	60,506
La-Z-Boy, Inc.	11,979	273,361
Landsea Homes Corp. *	3,087	16,083
LCI Industries	6,911	638,922
LGI Homes, Inc. *	5,691	526,987
Liberty Media Corp. - Liberty Braves Class A *	2,808	91,737
Liberty Media Corp. - Liberty Braves Class C *	10,412	335,579
Life Time Group Holdings, Inc. *	11,059	132,266
Lifetime Brands, Inc.	4,323	32,812
Light & Wonder, Inc. *	26,445	1,549,677
Lightning eMotors, Inc. *	10,854	3,978
Lindblad Expeditions Holdings, Inc. *	9,393	72,326
Lions Gate Entertainment Corp. Class A *	15,888	90,720
Lions Gate Entertainment Corp. Class B *	32,936	178,842
LL Flooring Holdings, Inc. *	8,145	45,775
Lordstown Motors Corp. Class A *	44,120	50,297
Lovesac Co. *	3,639	80,094
Luminar Technologies, Inc. *	71,309	352,980
M/I Homes, Inc. *	7,433	343,256
Madison Square Garden Entertainment Corp. *	7,539	339,029
Malibu Boats, Inc. Class A *	5,717	304,716
Marcus Corp.	6,988	100,557
Marine Products Corp.	2,063	24,282
MarineMax, Inc. *	5,854	182,762
MasterCraft Boat Holdings, Inc. *	4,460	115,380
MDC Holdings, Inc.	15,938	503,641

	Shares	Value
Meritage Homes Corp. *	10,144	$935,277
Methode Electronics, Inc.	9,967	442,236
Microvast Holdings, Inc. *	47,733	73,031
Miller Industries, Inc.	3,086	82,273
MillerKnoll, Inc.	21,380	449,194
Monarch Casino & Resort, Inc. *	3,702	284,647
Motorcar Parts of America, Inc. *	5,348	63,427
Movado Group, Inc.	4,459	143,803
MRC Global, Inc. *	23,331	270,173
Mullen Automotive, Inc. *	88,489	25,308
Murphy USA, Inc.	5,834	1,630,836
National Vision Holdings, Inc. *	21,962	851,247
NEOGAMES SA * (Israel)	3,469	42,287
Nikola Corp. *	94,040	203,126
Noodles & Co. *	11,028	60,544
Nu Skin Enterprises, Inc. Class A	13,652	575,568
ODP Corp. *	11,100	505,494
ONE Group Hospitality, Inc. *	5,568	35,078
OneSpaWorld Holdings Ltd. * (Bahamas)	19,300	180,069
OneWater Marine, Inc. Class A *	3,002	85,857
Oxford Industries, Inc.	4,235	394,617
Papa John’s International, Inc.	9,139	752,231
Party City Holdco, Inc. *	31,490	11,510
Patrick Industries, Inc.	5,943	360,146
PC Connection, Inc.	3,267	153,222
PetMed Express, Inc.	5,625	99,562
PLBY Group, Inc. *	13,213	36,336
Portillo’s, Inc. Class A *	7,842	127,981
PriceSmart, Inc.	6,894	419,017
Proterra, Inc. *	61,591	232,198
Purple Innovation, Inc. *	16,412	78,613
Qurate Retail, Inc. *	97,221	158,470
RCI Hospitality Holdings, Inc.	2,406	224,215
Red Rock Resorts, Inc. Class A	14,381	575,384
Reservoir Media, Inc. *	5,058	30,196
Resideo Technologies, Inc. *	40,586	667,640
REV Group, Inc.	9,824	123,979
Rite Aid Corp. *	15,300	51,102
Rocky Brands, Inc.	1,966	46,437
Rush Enterprises, Inc. Class A	11,240	587,627
Rush Enterprises, Inc. Class B	1,946	109,501
Rush Street Interactive, Inc. *	15,494	55,623
Ruth’s Hospitality Group, Inc.	9,390	145,357
Sally Beauty Holdings, Inc. *	29,876	374,048
ScanSource, Inc. *	7,177	209,712
SeaWorld Entertainment, Inc. *	11,162	597,279
Shake Shack, Inc. Class A *	10,640	441,879
Shoe Carnival, Inc.	5,032	120,315
Shyft Group, Inc.	9,951	247,382
Signet Jewelers Ltd. (NYSE)	12,830	872,440
Skyline Champion Corp. *	14,935	769,302
SkyWest, Inc. *	13,945	230,232
Sleep Number Corp. *	6,003	155,958
Snap One Holdings Corp. *	4,391	32,537
Solid Power, Inc. *	35,749	90,802
Sonder Holdings, Inc. *	50,599	62,743
Sonic Automotive, Inc. Class A	5,018	247,237
Sonos, Inc. *	35,814	605,257
Sovos Brands, Inc. *	10,066	144,648
Spirit Airlines, Inc. *	30,624	596,556
Sportsman’s Warehouse Holdings, Inc. *	10,339	97,290
Standard Motor Products, Inc.	5,668	197,246
Steelcase, Inc. Class A	25,259	178,581
Steven Madden Ltd.	21,263	679,565
Sun Country Airlines Holdings, Inc. *	9,156	145,214
Superior Group of Cos., Inc.	3,312	33,319
Sweetgreen, Inc. Class A *	24,234	207,685
Taylor Morrison Home Corp. *	28,712	871,409
Texas Roadhouse, Inc.	18,787	1,708,678
ThredUp, Inc. Class A *	16,754	21,948

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Tile Shop Holdings, Inc. *	8,920	$39,070
Tilly’s, Inc. Class A *	6,305	57,060
Titan International, Inc. *	14,386	220,394
Titan Machinery, Inc. *	5,393	214,264
Topgolf Callaway Brands Corp. *	38,990	770,052
Torrid Holdings, Inc. *	3,599	10,653
Traeger, Inc. *	8,369	23,601
TravelCenters of America, Inc. *	3,557	159,282
Tri Pointe Homes, Inc. *	28,339	526,822
Tupperware Brands Corp. *	12,501	51,754
TuSimple Holdings, Inc. Class A *	39,510	64,796
UniFirst Corp.	4,169	804,575
Universal Electronics, Inc. *	3,466	72,127
Urban Outfitters, Inc. *	18,116	432,067
Velodyne Lidar, Inc. *	54,578	40,317
Veritiv Corp.	3,636	442,538
Vinco Ventures, Inc. *	61,050	28,327
Virgin Galactic Holdings, Inc. *	68,859	239,629
Vista Outdoor, Inc. *	15,438	376,224
Visteon Corp. *	7,765	1,015,895
Vizio Holding Corp. Class A *	18,753	138,960
Volta, Inc. *	34,975	12,430
VSE Corp.	3,009	141,062
Wabash National Corp.	13,607	307,518
Warby Parker, Inc. Class A *	23,590	318,229
Weber, Inc. Class A	7,477	60,190
Weyco Group, Inc.	1,051	22,239
Wheels Up Experience, Inc. *	43,696	45,007
Wingstop, Inc.	8,390	1,154,632
Winmark Corp.	737	173,807
Winnebago Industries, Inc.	8,359	440,519
Wolverine World Wide, Inc.	21,753	237,760
Workhorse Group, Inc. *	43,667	66,374
World Fuel Services Corp.	17,651	482,402
Xos, Inc. *	14,811	6,560
XPEL, Inc. *	5,966	358,318
Xperi, Inc. *	11,152	96,019
Xponential Fitness, Inc. Class A *	5,041	115,590
Zumiez, Inc. *	4,234	92,047

		72,016,992

Consumer, Non-Cyclical - 23.8%

22nd Century Group, Inc. *	45,815	42,173
23andMe Holding Co. Class A *	71,199	153,790
2seventy bio, Inc. *	10,518	98,554
2U, Inc. *	20,622	129,300
4D Molecular Therapeutics, Inc. *	8,743	194,182
Aadi Bioscience, Inc. *	4,054	52,013
Aaron’s Co., Inc.	8,577	102,495
AbCellera Biologics, Inc. * (Canada)	58,279	590,366
ABM Industries, Inc.	18,624	827,278
Absci Corp. *	15,969	33,535
ACADIA Pharmaceuticals, Inc. *	33,763	537,507
ACCO Brands Corp.	26,556	148,448
Accolade, Inc. *	17,948	139,815
Aclaris Therapeutics, Inc. *	17,799	280,334
AdaptHealth Corp. *	20,246	389,128
Adaptive Biotechnologies Corp. *	31,382	239,758
Addus HomeCare Corp. *	4,360	433,776
Adicet Bio, Inc. *	8,114	72,539
ADMA Biologics, Inc. *	51,271	198,931
Adtalem Global Education, Inc. *	12,571	446,270
Aerovate Therapeutics, Inc. *	2,841	83,241
Affimed NV * (Germany)	42,961	53,272
Agenus, Inc. *	85,439	205,054
Agiliti, Inc. *	8,056	131,393
Agios Pharmaceuticals, Inc. *	15,244	428,052
AirSculpt Technologies, Inc.	2,943	10,889
Akero Therapeutics, Inc. *	9,765	535,122
Akoya Biosciences, Inc. *	4,926	47,142
Alarm.com Holdings, Inc. *	13,365	661,300

	Shares	Value
Albireo Pharma, Inc. *	4,853	$104,873
Alector, Inc. *	16,790	154,972
Alico, Inc.	1,937	46,236
Alight, Inc. Class A *	95,098	795,019
Alkermes PLC *	45,429	1,187,060
Allogene Therapeutics, Inc. *	22,463	141,292
Allovir, Inc. *	8,823	45,262
Alpha Teknova, Inc. *	1,963	11,071
Alphatec Holdings, Inc. *	20,325	251,014
Alpine Immune Sciences, Inc. *	4,154	30,532
Alta Equipment Group, Inc.	6,047	79,760
ALX Oncology Holdings, Inc. *	5,781	65,152
American Public Education, Inc. *	5,787	71,122
American Well Corp. Class A *	64,449	182,391
Amicus Therapeutics, Inc. *	77,373	944,724
AMN Healthcare Services, Inc. *	12,099	1,244,019
Amneal Pharmaceuticals, Inc. *	26,987	53,704
Amphastar Pharmaceuticals, Inc. *	10,639	298,105
Amylyx Pharmaceuticals, Inc. *	14,074	520,034
AN2 Therapeutics, Inc. *	3,055	29,114
AnaptysBio, Inc. *	5,435	168,431
Anavex Life Sciences Corp. *	19,000	175,940
Andersons, Inc.	8,942	312,881
AngioDynamics, Inc. *	10,544	145,191
ANI Pharmaceuticals, Inc. *	3,417	137,466
Anika Therapeutics, Inc. *	4,185	123,876
Apellis Pharmaceuticals, Inc. *	26,236	1,356,664
API Group Corp. *	58,016	1,091,281
AppHarvest, Inc. *	19,667	11,159
Arbutus Biopharma Corp. *	30,997	72,223
Arcellx, Inc. *	8,109	251,217
Arcturus Therapeutics Holdings, Inc. *	6,511	110,427
Arcus Biosciences, Inc. *	14,448	298,785
Arcutis Biotherapeutics, Inc. *	11,295	167,166
Arlo Technologies, Inc. *	23,889	83,850
Arrowhead Pharmaceuticals, Inc. *	28,954	1,174,374
Artivion, Inc. *	10,719	129,914
Arvinas, Inc. *	13,723	469,464
ASGN, Inc. *	13,818	1,125,891
Atara Biotherapeutics, Inc. *	25,754	84,473
Atea Pharmaceuticals, Inc. *	21,675	104,257
Athira Pharma, Inc. *	9,189	29,129
ATI Physical Therapy, Inc. *	20,309	6,194
AtriCure, Inc. *	12,878	571,526
Atrion Corp.	393	219,864
Aura Biosciences, Inc. *	5,132	53,886
Aurinia Pharmaceuticals, Inc. * (Canada)	37,733	163,007
Avanos Medical, Inc. *	12,690	343,391
Aveanna Healthcare Holdings, Inc. *	10,995	8,576
Avid Bioservices, Inc. *	17,360	239,047
Avidity Biosciences, Inc. *	14,132	313,589
Axogen, Inc. *	11,451	114,281
Axonics, Inc. *	13,728	858,412
Axsome Therapeutics, Inc. *	8,958	690,931
B&G Foods, Inc.	19,827	221,071
Babylon Holdings Ltd. Class A * (United Kingdom)	1,198	8,087
Bakkt Holdings, Inc. *	18,181	21,635
Barrett Business Services, Inc.	2,015	187,959
Beachbody Co., Inc. *	28,413	14,945
Beam Therapeutics, Inc. *	17,822	697,018
Beauty Health Co. *	26,153	237,992
BellRing Brands, Inc. *	36,828	944,270
Benson Hill, Inc. *	48,043	122,510
Berkeley Lights, Inc. *	15,555	41,687
Beyond Meat, Inc. *	17,356	213,652
BioCryst Pharmaceuticals, Inc. *	52,065	597,706
Biohaven Ltd. *	17,620	244,566
BioLife Solutions, Inc. *	9,481	172,554
Bionano Genomics, Inc. *	80,145	117,012
Bioventus, Inc. Class A *	8,317	21,707

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Bioxcel Therapeutics, Inc. *	5,161	$110,858
Bird Global, Inc. Class A *	60,073	10,825
Bluebird Bio, Inc. *	23,615	163,416
Blueprint Medicines Corp. *	16,660	729,875
Boxed, Inc. *	13,108	2,555
Bridgebio Pharma, Inc. *	29,577	225,377
Bright Health Group, Inc. *	55,031	35,765
BrightView Holdings, Inc. *	11,545	79,545
Brink’s Co.	12,603	676,907
Brookdale Senior Living, Inc. *	52,734	143,964
Brookfield Realty Capital Corp. Class A *	7,203	44,010
Butterfly Network, Inc. *	36,805	90,540
C4 Therapeutics, Inc. *	11,659	68,788
Cal-Maine Foods, Inc.	10,557	574,829
Calavo Growers, Inc.	4,921	144,677
Cano Health, Inc. *	45,716	62,631
Cara Therapeutics, Inc. *	12,408	133,262
Cardiovascular Systems, Inc. *	11,196	152,490
CareDx, Inc. *	14,543	165,936
CareMax, Inc. *	16,387	59,813
Caribou Biosciences, Inc. *	15,527	97,510
Carriage Services, Inc.	3,507	96,583
Cass Information Systems, Inc.	4,013	183,876
Cassava Sciences, Inc. *	10,696	315,960
Castle Biosciences, Inc. *	6,778	159,554
Catalyst Pharmaceuticals, Inc. *	26,621	495,151
CBIZ, Inc. *	13,034	610,643
Celldex Therapeutics, Inc. *	12,941	576,780
Celsius Holdings, Inc. *	15,529	1,615,637
Celularity, Inc. *	17,012	21,945
Central Garden & Pet Co. *	2,832	106,058
Central Garden & Pet Co. Class A *	11,318	405,184
Century Therapeutics, Inc. *	6,092	31,252
Cerevel Therapeutics Holdings, Inc. *	16,116	508,299
Cerus Corp. *	48,351	176,481
Chefs’ Warehouse, Inc. *	9,399	312,799
Chegg, Inc. *	34,768	878,587
Chimerix, Inc. *	20,798	38,684
Chinook Therapeutics, Inc. *	13,721	359,490
Cimpress PLC * (Ireland)	5,011	138,354
CinCor Pharma, Inc. *	7,129	87,615
Cipher Mining, Inc. *	9,514	5,328
Clover Health Investments Corp. *	108,000	100,386
Coca-Cola Consolidated, Inc.	1,315	673,753
Cogent Biosciences, Inc. *	17,731	204,970
Coherus Biosciences, Inc. *	20,406	161,616
Collegium Pharmaceutical, Inc. *	9,734	225,829
Community Health Systems, Inc. *	35,405	152,950
CompoSecure, Inc. *	2,192	10,763
CONMED Corp.	8,085	716,654
Corcept Therapeutics, Inc. *	23,807	483,520
CoreCivic, Inc. *	32,711	378,139
CorVel Corp. *	2,492	362,162
Coursera, Inc. *	31,944	377,898
CRA International, Inc.	2,005	245,472
Crinetics Pharmaceuticals, Inc. *	14,790	270,657
Cross Country Healthcare, Inc. *	10,177	270,403
CTI BioPharma Corp. *	27,760	166,838
Cue Health, Inc. *	30,023	62,148
Cullinan Oncology, Inc. *	8,872	93,600
Custom Truck One Source, Inc. *	15,744	99,502
Cutera, Inc. *	4,734	209,337
Cytek Biosciences, Inc. *	32,059	327,322
Cytokinetics, Inc. *	22,991	1,053,448
Day One Biopharmaceuticals, Inc. *	7,650	164,628
Deciphera Pharmaceuticals, Inc. *	12,472	204,416
Deluxe Corp.	12,001	203,777
Denali Therapeutics, Inc. *	30,415	845,841
Design Therapeutics, Inc. *	9,609	98,588

	Shares	Value
DICE Therapeutics, Inc. *	9,889	$308,537
Distribution Solutions Group, Inc. *	1,438	53,005
DocGo, Inc. *	22,021	155,688
Duckhorn Portfolio, Inc. *	11,347	188,020
Dynavax Technologies Corp. *	33,229	353,557
Dyne Therapeutics, Inc. *	8,556	99,164
Eagle Pharmaceuticals, Inc. *	2,602	76,056
Edgewell Personal Care Co.	14,472	557,751
Edgewise Therapeutics, Inc. *	10,824	96,767
Editas Medicine, Inc. *	19,439	172,424
Eiger BioPharmaceuticals, Inc. *	11,283	13,314
elf Beauty, Inc. *	13,685	756,780
Embecta Corp.	16,189	409,420
Emergent BioSolutions, Inc. *	14,083	166,320
Enanta Pharmaceuticals, Inc. *	5,538	257,628
Ennis, Inc.	7,255	160,771
Enochian Biosciences, Inc. *	10,109	10,412
Ensign Group, Inc.	14,895	1,409,216
EQRx, Inc. *	55,481	136,483
Erasca, Inc. *	18,358	79,123
Esperion Therapeutics, Inc. *	21,875	136,281
European Wax Center, Inc. Class A	6,551	81,560
EVERTEC, Inc.	16,799	543,952
Evo Payments, Inc. Class A *	13,353	451,866
Evolus, Inc. *	9,829	73,816
EyePoint Pharmaceuticals, Inc. *	6,947	24,315
Fate Therapeutics, Inc. *	23,469	236,802
FibroGen, Inc. *	24,618	394,380
First Advantage Corp. *	16,191	210,483
Foghorn Therapeutics, Inc. *	5,573	35,556
Forrester Research, Inc. *	3,244	116,005
Franklin Covey Co. *	3,488	163,134
Fresh Del Monte Produce, Inc.	8,388	219,682
Fresh Market, Inc. Escrow Receipt * ± Ω	19,545	-
Fulcrum Therapeutics, Inc. *	12,662	92,179
Fulgent Genetics, Inc. *	5,932	176,655
Generation Bio Co. *	13,156	51,703
GEO Group, Inc. *	33,214	363,693
Geron Corp. *	98,975	239,519
Glaukos Corp. *	12,683	553,993
Gossamer Bio, Inc. *	17,807	38,641
Graham Holdings Co. Class B	1,044	630,795
Green Dot Corp. Class A *	13,260	209,773
Greenidge Generation Holdings, Inc. *	2,593	750
GreenLight Biosciences Holdings PBC *	17,504	20,655
Hackett Group, Inc.	6,880	140,146
Haemonetics Corp. *	14,225	1,118,796
Hain Celestial Group, Inc. *	24,981	404,193
Halozyme Therapeutics, Inc. *	36,989	2,104,674
Harmony Biosciences Holdings, Inc. *	7,386	406,969
Healthcare Services Group, Inc.	20,771	249,252
HealthEquity, Inc. *	23,215	1,430,973
Heidrick & Struggles International, Inc.	5,551	155,261
Helen of Troy Ltd. *	6,658	738,439
Herbalife Nutrition Ltd. *	27,424	408,069
Herc Holdings, Inc.	7,041	926,384
Heron Therapeutics, Inc. *	28,366	70,915
Heska Corp. *	2,751	171,002
HF Foods Group, Inc. *	10,129	41,124
HilleVax, Inc. *	4,940	82,646
Honest Co., Inc. *	17,316	52,121
Hostess Brands, Inc. *	37,403	839,323
Humacyte, Inc. *	16,084	33,937
Huron Consulting Group, Inc. *	5,440	394,944
I3 Verticals, Inc. Class A *	6,213	151,224
ICF International, Inc.	5,235	518,527
Icosavax, Inc. *	6,944	55,135
Ideaya Biosciences, Inc. *	12,376	224,872
IGM Biosciences, Inc. *	2,873	48,870

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Imago Biosciences, Inc. *	7,083	$254,634
ImmunityBio, Inc. *	22,558	114,369
ImmunoGen, Inc. *	59,569	295,462
Immunovant, Inc. *	12,728	225,922
Inari Medical, Inc. *	13,533	860,157
Information Services Group, Inc.	9,851	45,315
Ingles Markets, Inc. Class A	4,001	385,936
Inhibrx, Inc. *	9,175	226,072
Innovage Holding Corp. *	5,223	37,501
Innoviva, Inc. *	17,672	234,154
Inogen, Inc. *	6,640	130,874
Inotiv, Inc. *	4,650	22,971
Inovio Pharmaceuticals, Inc. *	67,342	105,054
Insmed, Inc. *	37,762	754,485
Insperity, Inc.	10,192	1,157,811
Inspire Medical Systems, Inc. *	7,907	1,991,615
Instil Bio, Inc. *	20,232	12,746
Integer Holdings Corp. *	9,337	639,211
Intellia Therapeutics, Inc. *	23,841	831,812
Inter Parfums, Inc.	4,930	475,844
Intercept Pharmaceuticals, Inc. *	6,993	86,503
Intra-Cellular Therapies, Inc. *	25,640	1,356,869
Invitae Corp. *	65,368	121,584
Invivyd, Inc. *	15,257	22,886
Iovance Biotherapeutics, Inc. *	42,520	271,703
iRadimed Corp.	2,073	58,645
iRhythm Technologies, Inc. *	8,521	798,162
Ironwood Pharmaceuticals, Inc. *	38,554	477,684
iTeos Therapeutics, Inc. *	6,653	129,933
IVERIC bio, Inc. *	37,747	808,163
J & J Snack Foods Corp.	4,239	634,621
Janux Therapeutics, Inc. *	4,413	58,119
John B Sanfilippo & Son, Inc.	2,524	205,252
John Wiley & Sons, Inc. Class A	12,173	487,650
Joint Corp. *	3,930	54,941
Jounce Therapeutics, Inc. *	11,490	12,754
KalVista Pharmaceuticals, Inc. *	6,622	44,765
Karuna Therapeutics, Inc. *	8,481	1,666,516
Karyopharm Therapeutics, Inc. *	21,360	72,624
Kelly Services, Inc. Class A	9,458	159,840
Keros Therapeutics, Inc. *	5,386	258,636
Kezar Life Sciences, Inc. *	14,514	102,179
Kforce, Inc.	5,345	293,066
Kiniksa Pharmaceuticals Ltd. Class A *	8,746	131,015
Kinnate Biopharma, Inc. *	7,928	48,361
Kodiak Sciences, Inc. *	9,520	68,163
Korn Ferry	14,759	747,101
Krispy Kreme, Inc.	20,333	209,837
Kronos Bio, Inc. *	11,060	17,917
Krystal Biotech, Inc. *	6,056	479,756
Kura Oncology, Inc. *	17,822	221,171
Kymera Therapeutics, Inc. *	10,398	259,534
Lancaster Colony Corp.	5,420	1,069,366
Lantheus Holdings, Inc. *	19,113	973,998
Laureate Education, Inc.	37,693	362,607
Leafly Holdings, Inc. *	5,172	3,372
Legalzoom.com, Inc. *	26,919	208,353
LeMaitre Vascular, Inc.	5,430	249,889
Lexicon Pharmaceuticals, Inc. *	22,083	42,179
LHC Group, Inc. *	8,342	1,348,818
Lifecore Biomedical, Inc. *	7,169	46,455
LifeStance Health Group, Inc. *	20,646	101,991
Ligand Pharmaceuticals, Inc. *	4,154	277,487
Liquidia Corp. *	12,971	82,625
LivaNova PLC *	15,122	839,876
LiveRamp Holdings, Inc. *	18,713	438,633
Local Bounti Corp. *	20,935	29,100
Lyell Immunopharma, Inc. *	48,670	168,885
MacroGenics, Inc. *	17,306	116,123

	Shares	Value
Madrigal Pharmaceuticals, Inc. *	3,465	$1,005,716
MannKind Corp. *	70,182	369,859
Marathon Digital Holdings, Inc. *	30,964	105,897
MarketWise, Inc. *	3,098	5,205
MaxCyte, Inc. *	23,744	129,642
Medifast, Inc.	3,048	351,587
Medpace Holdings, Inc. *	7,130	1,514,483
MeiraGTx Holdings PLC *	8,487	55,335
Meridian Bioscience, Inc. *	11,757	390,450
Merit Medical Systems, Inc. *	15,491	1,093,974
Mersana Therapeutics, Inc. *	25,636	150,227
MGP Ingredients, Inc.	3,981	423,499
MiMedx Group, Inc. *	31,650	87,987
Mirum Pharmaceuticals, Inc. *	4,941	96,349
Mission Produce, Inc. *	10,566	122,777
ModivCare, Inc. *	3,572	320,516
MoneyGram International, Inc. *	26,113	284,371
Moneylion, Inc. *	40,753	25,267
Monro, Inc.	8,610	389,172
Monte Rosa Therapeutics, Inc. *	8,298	63,148
Morphic Holding, Inc. *	7,406	198,110
Multiplan Corp. *	106,862	122,891
Myriad Genetics, Inc. *	22,136	321,193
Nano-X Imaging Ltd. * (Israel)	12,598	92,973
NanoString Technologies, Inc. *	12,958	103,275
National Beverage Corp. *	6,592	306,726
National HealthCare Corp.	3,484	207,298
National Research Corp.	3,989	148,790
Natural Grocers by Vitamin Cottage, Inc.	2,889	26,405
Nature’s Sunshine Products, Inc. *	3,409	28,363
Nautilus Biotechnology, Inc. SPAC *	13,513	24,323
Nektar Therapeutics *	50,360	113,814
Neogen Corp. *	60,346	919,070
NeoGenomics, Inc. *	34,677	320,415
Nevro Corp. *	9,806	388,318
NGM Biopharmaceuticals, Inc. *	11,285	56,651
Nkarta, Inc. *	9,173	54,946
Nurix Therapeutics, Inc. *	12,900	141,642
Nuvalent, Inc. Class A *	5,661	168,585
NuVasive, Inc. *	14,752	608,372
Nuvation Bio, Inc. *	33,923	65,132
Ocugen, Inc. *	61,494	79,942
Ocular Therapeutix, Inc. *	22,034	61,916
OmniAb, Inc. *	21,888	78,797
OmniAb, Inc. - Earn Out Shares * ± Ω	3,386	-
Omnicell, Inc. *	12,266	618,452
Oncology Institute, Inc. *	8,717	14,383
OPKO Health, Inc. *	114,128	142,660
Option Care Health, Inc. *	43,664	1,313,850
OraSure Technologies, Inc. *	20,519	98,902
Organogenesis Holdings, Inc. *	19,948	53,660
Orthofix Medical, Inc. *	5,528	113,490
OrthoPediatrics Corp. *	4,138	164,403
Oscar Health, Inc. Class A *	33,375	82,102
Outlook Therapeutics, Inc. *	30,807	33,272
Owens & Minor, Inc. *	20,708	404,427
Owlet, Inc. *	4,459	2,493
P3 Health Partners, Inc. *	7,637	14,052
Pacific Biosciences of California, Inc. *	63,280	517,630
Pacira BioSciences, Inc. *	12,499	482,586
Paragon 28, Inc. *	12,892	246,366
Pardes Biosciences, Inc. *	7,949	13,434
Patterson Cos., Inc.	24,360	682,811
Paya Holdings, Inc. *	23,425	184,355
Payoneer Global, Inc. *	61,050	333,943
Paysafe Ltd. *	7,555	104,939
Pediatrix Medical Group, Inc. *	23,258	345,614
Pennant Group, Inc. *	7,562	83,031
PepGen, Inc. *	4,108	54,924

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Perdoceo Education Corp. *	18,982	$263,850
PetIQ, Inc. *	7,522	69,353
PFSweb, Inc.	4,567	28,087
Phathom Pharmaceuticals, Inc. *	6,496	72,885
Phibro Animal Health Corp. Class A	6,195	83,075
PMV Pharmaceuticals, Inc. *	10,583	92,072
Point Biopharma Global, Inc. SPAC *	24,011	175,040
Praxis Precision Medicines, Inc. *	9,132	21,734
Precigen, Inc. *	27,023	41,075
Prestige Consumer Healthcare, Inc. *	13,981	875,211
Prime Medicine, Inc. *	2,639	49,033
Primo Water Corp.	44,260	687,800
Priority Technology Holdings, Inc. *	6,741	35,458
PROCEPT BioRobotics Corp. *	7,211	299,545
PROG Holdings, Inc. *	13,989	236,274
Progyny, Inc. *	20,929	651,938
Prometheus Biosciences, Inc. *	9,707	1,067,770
Protagonist Therapeutics, Inc. *	12,858	140,281
Prothena Corp. PLC * (Ireland)	10,249	617,502
Provention Bio, Inc. *	18,368	194,150
PTC Therapeutics, Inc. *	19,687	751,453
Pulmonx Corp. *	9,899	83,449
Quad/Graphics, Inc. *	10,046	40,988
Quanex Building Products Corp.	9,382	222,166
Quanterix Corp. *	9,476	131,243
Quantum-Si, Inc. *	25,398	46,478
R1 RCM, Inc. *	41,265	451,852
RadNet, Inc. *	13,742	258,762
Rallybio Corp. *	4,168	27,384
RAPT Therapeutics, Inc. *	7,417	146,857
Reata Pharmaceuticals, Inc. Class A *	7,822	297,158
Recursion Pharmaceuticals, Inc. Class A *	38,141	294,067
REGENXBIO, Inc. *	11,287	255,989
Relay Therapeutics, Inc. *	23,918	357,335
Relmada Therapeutics, Inc. *	7,567	26,409
Remitly Global, Inc. *	27,402	313,753
Rent the Runway, Inc. Class A *	14,271	43,527
Rent-A-Center, Inc.	13,967	314,956
Repay Holdings Corp. *	24,901	200,453
Replimune Group, Inc. *	10,907	296,670
Resources Connection, Inc.	9,146	168,103
Revance Therapeutics, Inc. *	22,580	416,827
REVOLUTION Medicines, Inc. *	21,133	503,388
Rigel Pharmaceuticals, Inc. *	46,759	70,139
Riot Blockchain, Inc. *	45,669	154,818
Rocket Pharmaceuticals, Inc. *	15,018	293,902
RxSight, Inc. *	5,676	71,915
Sabre Corp. *	91,927	568,109
Sage Therapeutics, Inc. *	14,615	557,416
Sana Biotechnology, Inc. *	24,818	98,031
Sangamo Therapeutics, Inc. *	39,707	124,680
Science 37 Holdings, Inc. *	17,433	7,238
SeaSpine Holdings Corp. *	9,545	79,701
Seer, Inc. *	14,879	86,298
Select Medical Holdings Corp.	29,188	724,738
Sema4 Holdings Corp. *	45,292	11,948
Seneca Foods Corp. Class A *	1,582	96,423
Senseonics Holdings, Inc. *	124,245	127,972
Seres Therapeutics, Inc. *	19,829	111,042
Shockwave Medical, Inc. *	9,947	2,045,203
ShotSpotter, Inc. *	2,409	81,496
SI-BONE, Inc. *	9,359	127,282
SIGA Technologies, Inc.	13,267	97,645
Silk Road Medical, Inc. *	10,455	552,547
Simply Good Foods Co. *	24,813	943,638
Singular Genomics Systems, Inc. *	15,602	31,360
SomaLogic, Inc. *	42,206	105,937
Sorrento Therapeutics, Inc. *	130,562	115,678
SP Plus Corp. *	5,484	190,404
SpartanNash Co.	9,573	289,488

	Shares	Value
Spire Global, Inc. *	33,361	$32,027
SpringWorks Therapeutics, Inc. *	9,882	257,031
Sprouts Farmers Market, Inc. *	29,405	951,840
STAAR Surgical Co. *	13,442	652,475
Sterling Check Corp. *	6,714	103,866
Stoke Therapeutics, Inc. *	6,122	56,506
StoneCo Ltd. Class A * (Brazil)	77,793	734,366
Strategic Education, Inc.	6,411	502,110
Stride, Inc. *	11,368	355,591
SunOpta, Inc. * (Canada)	27,036	228,184
Supernus Pharmaceuticals, Inc. *	13,860	494,386
Surgery Partners, Inc. *	14,162	394,553
Surmodics, Inc. *	3,813	130,100
Sutro Biopharma, Inc. *	16,154	130,524
Syndax Pharmaceuticals, Inc. *	14,610	371,824
Tactile Systems Technology, Inc. *	5,500	63,140
Talaris Therapeutics, Inc. *	6,058	6,179
Tango Therapeutics, Inc. *	13,129	95,185
Target Hospitality Corp. *	8,395	127,100
Tarsus Pharmaceuticals, Inc. *	5,112	74,942
Tattooed Chef, Inc. *	13,324	16,389
Tejon Ranch Co. *	5,981	112,682
Tenaya Therapeutics, Inc. *	8,212	16,506
Textainer Group Holdings Ltd. (China)	11,996	371,996
TG Therapeutics, Inc. *	36,847	435,900
Theravance Biopharma, Inc. *	17,771	199,391
Theseus Pharmaceuticals, Inc. *	4,288	21,354
Third Harmonic Bio, Inc. *	3,427	14,736
Thorne HealthTech, Inc. *	4,618	16,763
Tootsie Roll Industries, Inc.	4,516	192,246
Transcat, Inc. *	2,020	143,157
TransMedics Group, Inc. *	8,485	523,694
Travere Therapeutics, Inc. *	17,103	359,676
Treace Medical Concepts, Inc. *	9,162	210,634
TreeHouse Foods, Inc. *	14,139	698,184
Tricida, Inc. *	9,145	1,398
TriNet Group, Inc. *	10,531	714,002
Triton International Ltd. (Bermuda)	16,129	1,109,353
TrueBlue, Inc. *	9,091	178,002
Turning Point Brands, Inc.	4,262	92,187
Twist Bioscience Corp. *	15,898	378,531
Tyra Biosciences, Inc. *	3,456	26,266
Udemy, Inc. *	20,272	213,870
United Natural Foods, Inc. *	16,345	632,715
Universal Corp.	6,744	356,151
Universal Technical Institute, Inc. *	8,476	56,959
UFP Technologies, Inc. *	1,837	216,564
US Physical Therapy, Inc.	3,642	295,111
USANA Health Sciences, Inc. *	2,971	158,057
Utah Medical Products, Inc.	985	99,022
Utz Brands, Inc.	18,038	286,083
V2X, Inc. *	3,277	135,307
Vanda Pharmaceuticals, Inc. *	16,014	118,343
Varex Imaging Corp. *	11,020	223,706
Vaxart, Inc. *	34,034	32,703
Vaxcyte, Inc. *	19,961	957,130
VBI Vaccines, Inc. *	53,523	20,933
Vector Group Ltd.	40,423	479,417
Ventyx Biosciences, Inc. *	7,024	230,317
Vera Therapeutics, Inc. *	3,851	74,517
Veracyte, Inc. *	19,793	469,688
Vericel Corp. *	13,365	352,034
Veru, Inc. *	18,025	95,172
Verve Therapeutics, Inc. *	12,657	244,913
Viad Corp. *	5,741	140,023
Vicarious Surgical, Inc. *	15,098	30,498
ViewRay, Inc. *	39,648	177,623
Village Super Market, Inc. Class A	2,310	53,800
Vintage Wine Estates, Inc. *	8,349	27,218
Vir Biotechnology, Inc. *	20,457	517,767

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Viridian Therapeutics, Inc. *	10,485	$306,267
VistaGen Therapeutics, Inc. *	54,507	5,614
Vita Coco Co., Inc. *	7,497	103,609
Vital Farms, Inc. *	8,027	119,763
Vivint Smart Home, Inc. *	26,106	310,661
WD-40 Co.	3,834	618,079
Weis Markets, Inc.	4,687	385,693
Wejo Group Ltd. * (Bermuda)	6,235	2,999
Whole Earth Brands, Inc. *	10,648	43,337
Willdan Group, Inc. *	3,203	57,174
WW International, Inc. *	15,006	57,923
Xencor, Inc. *	16,252	423,202
Xeris Biopharma Holdings, Inc. *	37,515	49,895
Y-mAbs Therapeutics, Inc. *	9,957	48,590
Zentalis Pharmaceuticals, Inc. *	13,028	262,384
Zimvie, Inc. *	5,789	54,069
ZipRecruiter, Inc. Class A *	20,626	338,679
Zynex, Inc.	6,493	90,318

		152,891,277

Diversified - 0.0%

Professional Holding Corp. Class A *	3,314	91,930

Energy - 6.8%

Aemetis, Inc. *	8,840	35,006
Alpha Metallurgical Resources, Inc.	4,255	622,889
Alto Ingredients, Inc. *	20,377	58,686
Amplify Energy Corp. *	9,684	85,122
Arch Resources, Inc.	4,124	588,866
Archrock, Inc.	39,026	350,453
Aris Water Solution, Inc. Class A	5,953	85,783
Array Technologies, Inc. *	42,405	819,689
Battalion Oil Corp. *	478	4,641
Berry Corp.	22,445	179,560
Borr Drilling Ltd. * (United Arab Emirates)	53,673	266,755
Bristow Group, Inc. *	6,668	180,903
California Resources Corp.	20,621	897,220
Callon Petroleum Co. *	13,892	515,254
ChampionX Corp.	55,961	1,622,309
Chord Energy Corp.	11,660	1,595,205
Civitas Resources, Inc.	20,708	1,199,614
Cleanspark, Inc. *	12,290	25,072
CNX Resources Corp. *	49,593	835,146
Comstock Resources, Inc.	25,777	353,403
CONSOL Energy, Inc.	9,623	625,495
Crescent Energy Co. Class A	10,624	127,382
CVR Energy, Inc.	8,424	264,008
Delek US Holdings, Inc.	20,209	545,643
Denbury, Inc. *	14,049	1,222,544
Diamond Offshore Drilling, Inc. *	27,758	288,683
DMC Global, Inc. *	5,294	102,915
Dril-Quip, Inc. *	9,601	260,859
Earthstone Energy, Inc. Class A *	12,220	173,891
Empire Petroleum Corp. *	2,766	34,022
Energy Vault Holdings, Inc. *	23,503	73,329
Eneti, Inc.	5,910	59,395
Equitrans Midstream Corp.	115,041	770,775
Excelerate Energy, Inc. Class A	5,325	133,391
Expro Group Holdings NV *	21,899	397,029
Fluence Energy, Inc. *	9,905	169,871
FuelCell Energy, Inc. *	114,867	319,330
FutureFuel Corp.	7,097	57,699
Gevo, Inc. *	56,762	107,848
Golar LNG Ltd. * (Cameroon)	28,115	640,741
Green Plains, Inc. *	10,265	313,082
Gulfport Energy Corp. *	3,203	235,869
Heliogen, Inc. *	23,931	16,709
Helix Energy Solutions Group, Inc. *	40,592	299,569
Helmerich & Payne, Inc.	28,683	1,421,816
HighPeak Energy, Inc.	1,778	40,663

	Shares	Value
Kinetik Holdings, Inc.	4,871	$161,133
Kosmos Energy Ltd. * (Ghana)	127,199	808,986
Laredo Petroleum, Inc. *	4,715	242,445
Liberty Energy, Inc.	38,761	620,564
Magnolia Oil & Gas Corp. Class A	48,420	1,135,449
Matador Resources Co.	31,492	1,802,602
Montauk Renewables, Inc. *	17,835	196,720
Murphy Oil Corp.	41,256	1,774,420
Nabors Industries Ltd. *	2,552	395,228
NACCO Industries, Inc. Class A	1,080	41,040
National Energy Services Reunited Corp. *	10,489	72,794
Newpark Resources, Inc. *	25,812	107,120
NextDecade Corp. *	8,872	43,828
NexTier Oilfield Solutions, Inc. *	49,722	459,431
Noble Corp. PLC *	23,339	880,114
Northern Oil & Gas, Inc.	18,724	577,074
NOW, Inc. *	31,047	394,297
Oceaneering International, Inc. *	28,633	500,791
Oil States International, Inc. *	17,196	128,282
Par Pacific Holdings, Inc. *	14,673	341,147
Patterson-UTI Energy, Inc.	60,452	1,018,012
PBF Energy, Inc. Class A	27,706	1,129,851
Peabody Energy Corp. *	33,130	875,295
Permian Resources Corp.	58,185	546,939
ProFrac Holding Corp. Class A *	6,451	162,565
ProPetro Holding Corp. *	24,544	254,521
Ramaco Resources, Inc.	6,187	54,384
Ranger Oil Corp. Class A	5,239	211,813
REX American Resources Corp. *	4,527	144,230
Riley Exploration Permian, Inc.	3,039	89,438
Ring Energy, Inc. *	24,141	59,387
RPC, Inc.	19,550	173,799
SandRidge Energy, Inc. *	5,917	100,766
Select Energy Services, Inc. Class A	19,247	177,842
Shoals Technologies Group, Inc. Class A *	38,787	956,875
SilverBow Resources, Inc. *	3,246	91,797
Sitio Royalties Corp. Class A *	20,102	579,949
SM Energy Co.	34,013	1,184,673
Solaris Oilfield Infrastructure, Inc. Class A	8,990	89,271
Stem, Inc. *	40,545	362,472
SunCoke Energy, Inc.	23,274	200,855
Sunnova Energy International, Inc. *	27,723	499,291
SunPower Corp. *	22,993	414,564
Talos Energy, Inc. *	18,638	351,885
Tellurian, Inc. *	143,054	240,331
TETRA Technologies, Inc. *	34,967	120,986
Tidewater, Inc. *	12,889	474,960
TPI Composites, Inc. *	10,178	103,205
US Silica Holdings, Inc. *	20,929	261,612
VAALCO Energy, Inc.	29,265	133,448
Valaris Ltd. *	17,091	1,155,693
Vertex Energy, Inc. *	15,330	95,046
W&T Offshore, Inc. *	26,922	150,225
Warrior Met Coal, Inc.	14,191	491,576
Weatherford International PLC *	19,588	997,421

		43,662,576

Financial - 23.2%

1st Source Corp.	4,721	250,638
Acadia Realty Trust REIT	24,153	346,596
ACNB Corp.	2,538	101,038
AFC Gamma, Inc. REIT	4,115	64,729
Agree Realty Corp. REIT	24,215	1,717,570
Alerus Financial Corp.	4,370	102,040
Alexander & Baldwin, Inc. REIT *	19,821	371,247
Alexander’s, Inc. REIT	603	132,696
Amalgamated Financial Corp.	4,180	96,307
Ambac Financial Group, Inc. *	12,470	217,477
Amerant Bancorp, Inc.	7,762	208,332
American Assets Trust, Inc. REIT	13,629	361,168
American Equity Investment Life Holding Co.	19,808	903,641

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
American National Bankshares, Inc.	3,137	$115,849
Ameris Bancorp	18,498	871,996
AMERISAFE, Inc.	5,085	264,267
Angel Oak Mortgage, Inc. REIT	3,681	17,411
Anywhere Real Estate, Inc. *	29,311	187,297
Apartment Investment & Management Co. Class A REIT	40,850	290,852
Apollo Commercial Real Estate Finance, Inc. REIT	39,891	429,227
Apple Hospitality REIT, Inc.	60,047	947,542
Applied Digital Corp. *	20,919	38,491
Arbor Realty Trust, Inc. REIT	46,220	609,642
Ares Commercial Real Estate Corp. REIT	15,222	156,634
Argo Group International Holdings Ltd.	8,821	228,023
Armada Hoffler Properties, Inc. REIT	17,038	195,937
ARMOUR Residential REIT, Inc.	34,889	196,425
Arrow Financial Corp.	4,395	148,991
Artisan Partners Asset Management, Inc. Class A	16,828	499,792
Ashford Hospitality Trust, Inc. REIT *	9,938	44,423
AssetMark Financial Holdings, Inc. *	5,895	135,585
Associated Banc-Corp.	41,682	962,437
Associated Capital Group, Inc. Class A	507	21,289
Atlantic Union Bankshares Corp.	20,877	733,618
Atlanticus Holdings Corp. *	1,279	33,510
Axos Financial, Inc. *	16,219	619,890
B Riley Financial, Inc.	5,814	198,839
Banc of California, Inc.	15,080	240,224
BancFirst Corp.	5,450	480,581
Banco Latinoamericano de Comercio Exterior SA (Panama)	8,198	132,808
Bancorp, Inc. *	15,321	434,810
Bank First Corp.	1,891	175,523
Bank of Marin Bancorp	4,597	151,149
Bank of NT Butterfield & Son Ltd. (Bermuda)	14,121	420,947
BankUnited, Inc.	21,796	740,410
Bankwell Financial Group, Inc.	1,898	55,858
Banner Corp.	9,489	599,705
Bar Harbor Bankshares	4,199	134,536
BayCom Corp.	3,365	63,868
BCB Bancorp, Inc.	4,277	76,943
Berkshire Hills Bancorp, Inc.	12,585	376,291
BGC Partners, Inc. Class A	89,919	338,995
Blackstone Mortgage Trust, Inc. Class A REIT	47,467	1,004,876
Blucora, Inc. *	13,083	334,009
Blue Foundry Bancorp *	7,307	93,895
Blue Ridge Bankshares, Inc.	4,942	61,726
Bluerock Homes Trust, Inc. REIT *	996	21,225
Braemar Hotels & Resorts, Inc. REIT	20,771	85,369
Brandywine Realty Trust REIT	48,359	297,408
Bread Financial Holdings, Inc.	8,017	301,920
Bridgewater Bancshares, Inc. *	6,000	106,440
Brightsphere Investment Group, Inc.	9,282	191,024
BrightSpire Capital, Inc. REIT	27,793	173,150
Broadmark Realty Capital, Inc. REIT	36,929	131,467
Broadstone Net Lease, Inc. REIT	47,458	769,294
Brookfield Business Corp. Class A (Canada)	7,170	134,724
Brookline Bancorp, Inc.	21,280	301,112
BRP Group, Inc. Class A *	17,226	433,062
BRT Apartments Corp. REIT	2,962	58,174
Business First Bancshares, Inc.	6,834	151,305
Byline Bancorp, Inc.	6,572	150,959
Cadence Bank	46,120	1,137,319
Cambridge Bancorp	1,939	161,053
Camden National Corp.	4,199	175,056
Cannae Holdings, Inc. *	20,174	416,593
Capital Bancorp, Inc.	2,234	52,588
Capital City Bank Group, Inc.	3,827	124,378
Capitol Federal Financial, Inc.	37,360	323,164
Capstar Financial Holdings, Inc.	5,885	103,929
CareTrust REIT, Inc.	26,731	496,662

	Shares	Value
Carter Bankshares, Inc. *	6,979	$115,782
Cathay General Bancorp	20,059	818,207
CBL & Associates Properties, Inc. REIT	7,098	163,822
Centerspace REIT	4,153	243,657
Central Pacific Financial Corp.	8,007	162,382
Chatham Lodging Trust REIT	13,379	164,160
Chicago Atlantic Real Estate Finance, Inc.	1,993	30,035
Chimera Investment Corp. REIT	64,931	357,121
Citizens & Northern Corp.	5,098	116,540
City Holding Co.	4,243	394,981
City Office REIT, Inc.	12,171	101,993
Civista Bancshares, Inc.	4,343	95,589
Claros Mortgage Trust, Inc. REIT	25,821	379,827
Clipper Realty, Inc. REIT	3,507	22,445
CNB Financial Corp.	4,622	109,957
CNO Financial Group, Inc.	31,738	725,213
Coastal Financial Corp. *	2,871	136,430
Cohen & Steers, Inc.	7,149	461,539
Colony Bankcorp, Inc.	4,010	50,887
Columbia Banking System, Inc.	20,291	611,368
Columbia Financial, Inc. *	9,763	211,076
Community Bank System, Inc.	14,914	938,836
Community Healthcare Trust, Inc. REIT	6,789	243,046
Community Trust Bancorp, Inc.	3,689	169,436
Compass Diversified Holdings	17,056	310,931
Compass, Inc. Class A *	76,879	179,128
ConnectOne Bancorp, Inc.	10,724	259,628
Consumer Portfolio Services, Inc. *	2,941	26,028
Corporate Office Properties Trust REIT	31,488	816,799
Cowen, Inc. Class A	7,326	282,930
Crawford & Co. Class A	4,680	26,021
CrossFirst Bankshares, Inc. *	13,443	166,828
Cryptyde, Inc. *	5,142	986
CTO Realty Growth, Inc. REIT	4,827	88,238
Curo Group Holdings Corp.	5,819	20,657
Cushman & Wakefield PLC *	44,886	559,280
Customers Bancorp, Inc. *	8,592	243,497
CVB Financial Corp.	37,158	956,818
Diamond Hill Investment Group, Inc.	863	159,672
DiamondRock Hospitality Co. REIT	57,973	474,799
Dime Community Bancshares, Inc.	8,897	283,192
Diversified Healthcare Trust REIT	70,553	45,634
Doma Holdings, Inc. *	38,651	17,505
Donegal Group, Inc. Class A	4,250	60,350
Douglas Elliman, Inc.	20,647	84,033
Dynex Capital, Inc. REIT	12,319	156,698
Eagle Bancorp, Inc.	9,014	397,247
Easterly Government Properties, Inc. REIT	25,497	363,842
Eastern Bankshares, Inc.	43,844	756,309
eHealth, Inc. *	6,957	33,672
Ellington Financial, Inc. REIT	15,146	187,356
Elme Communities REIT	24,344	433,323
Empire State Realty Trust, Inc. Class A REIT	37,332	251,618
Employers Holdings, Inc.	7,702	332,187
Enact Holdings, Inc.	8,054	194,262
Encore Capital Group, Inc. *	6,638	318,226
Enova International, Inc. *	8,857	339,843
Enstar Group Ltd. *	3,158	729,624
Enterprise Bancorp, Inc.	2,665	94,075
Enterprise Financial Services Corp.	9,960	487,642
Equity Bancshares, Inc. Class A	4,136	135,123
Equity Commonwealth REIT	28,666	715,790
Esquire Financial Holdings, Inc.	1,920	83,059
Essent Group Ltd.	29,289	1,138,756
Essential Properties Realty Trust, Inc. REIT	39,409	924,929
eXp World Holdings, Inc.	19,862	220,071
EZCORP, Inc. Class A *	14,170	115,486
Farmers & Merchants Bancorp, Inc.	3,097	84,176
Farmers National Banc Corp.	8,886	125,470

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Farmland Partners, Inc. REIT	14,392	$179,324
FB Financial Corp.	10,389	375,458
Federal Agricultural Mortgage Corp. Class C	2,569	289,552
Federated Hermes, Inc.	23,957	869,879
Finance Of America Cos., Inc. Class A *	5,255	6,674
Financial Institutions, Inc.	4,452	108,451
First BanCorp	50,813	646,341
First Bancorp, Inc.	3,166	94,790
First Bancorp/Southern Pines NC	9,870	422,831
First Bancshares, Inc.	5,708	182,713
First Bank	4,430	60,957
First Busey Corp.	14,444	357,056
First Business Financial Services, Inc.	2,084	76,170
First Commonwealth Financial Corp.	26,911	375,947
First Community Bankshares, Inc.	4,892	165,839
First Financial Bancorp	26,285	636,886
First Financial Bankshares, Inc.	36,196	1,245,142
First Financial Corp.	2,998	138,148
First Foundation, Inc.	14,379	206,051
First Guaranty Bancshares, Inc.	1,411	33,088
First Internet Bancorp	2,673	64,900
First Interstate BancSystem, Inc. Class A	24,990	965,863
First Merchants Corp.	16,125	662,899
First Mid Bancshares, Inc.	5,363	172,045
First of Long Island Corp.	6,523	117,414
First Western Financial, Inc. *	1,760	49,544
Five Star Bancorp	3,543	96,511
Flushing Financial Corp.	7,798	151,125
Flywire Corp. *	16,425	401,920
Focus Financial Partners, Inc. Class A *	16,111	600,457
Four Corners Property Trust, Inc. REIT	23,194	601,420
Franklin BSP Realty Trust, Inc. REIT	22,518	290,482
Franklin Street Properties Corp. REIT	29,405	80,276
FRP Holdings, Inc. *	1,863	100,341
Fulton Financial Corp.	46,606	784,379
FVCBankcorp, Inc. *	3,027	57,725
GCM Grosvenor, Inc. Class A	11,898	90,544
Genworth Financial, Inc. Class A *	137,169	725,624
German American Bancorp, Inc.	7,675	286,278
Getty Realty Corp. REIT	11,737	397,297
Glacier Bancorp, Inc.	31,162	1,540,026
Gladstone Commercial Corp. REIT	10,476	193,806
Gladstone Land Corp. REIT	9,396	172,417
Global Medical REIT, Inc.	17,213	163,179
Global Net Lease, Inc. REIT	28,727	361,098
Goosehead Insurance, Inc. Class A *	5,407	185,676
Granite Point Mortgage Trust, Inc. REIT	15,191	81,424
Great Southern Bancorp, Inc.	2,460	146,345
Greene County Bancorp, Inc.	774	44,443
Greenlight Capital Re Ltd. Class A *	7,649	62,339
Guaranty Bancshares, Inc.	2,295	79,499
Hamilton Lane, Inc. Class A	9,984	637,778
Hancock Whitney Corp.	24,306	1,176,167
Hanmi Financial Corp.	8,694	215,177
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	24,613	713,285
HarborOne Bancorp, Inc.	12,421	172,652
HBT Financial, Inc.	2,753	53,876
HCI Group, Inc.	1,867	73,915
Heartland Financial USA, Inc.	11,395	531,235
Heritage Commerce Corp.	16,489	214,357
Heritage Financial Corp.	9,657	295,890
Hersha Hospitality Trust REIT	9,820	83,666
Hilltop Holdings, Inc.	14,090	422,841
Hingham Institution For Savings	413	113,971
Hippo Holdings, Inc. *	4,255	57,868
Home Bancorp, Inc.	2,196	87,906
Home BancShares, Inc.	52,298	1,191,871
Home Point Capital, Inc.	1,960	2,685

	Shares	Value
HomeStreet, Inc.	5,106	$140,823
HomeTrust Bancshares, Inc.	3,954	95,568
Hope Bancorp, Inc.	32,619	417,849
Horace Mann Educators Corp.	11,575	432,558
Horizon Bancorp, Inc.	10,763	162,306
Houlihan Lokey, Inc.	14,004	1,220,589
Independence Realty Trust, Inc. REIT	62,949	1,061,320
Independent Bank Corp.	12,655	1,068,462
Independent Bank Corp. MI	5,801	138,760
Independent Bank Group, Inc.	10,103	606,988
Indus Realty Trust, Inc. REIT	1,630	103,489
Industrial Logistics Properties Trust REIT	18,680	61,084
Innovative Industrial Properties, Inc. REIT	7,875	798,131
International Bancshares Corp.	15,040	688,230
International Money Express, Inc. *	9,016	219,720
InvenTrust Properties Corp. REIT	18,984	449,351
Invesco Mortgage Capital, Inc. REIT	9,273	118,045
Investors Title Co.	373	55,036
iStar, Inc. REIT	19,534	149,044
Jackson Financial, Inc. Class A	20,663	718,866
James River Group Holdings Ltd.	9,238	193,167
John Marshall Bancorp, Inc.	3,207	92,297
Kearny Financial Corp.	16,274	165,181
Kennedy-Wilson Holdings, Inc.	33,778	531,328
Kinsale Capital Group, Inc.	6,088	1,592,134
Kite Realty Group Trust REIT	60,803	1,279,903
KKR Real Estate Finance Trust, Inc. REIT	16,175	225,803
Ladder Capital Corp. REIT	30,782	309,051
Lakeland Bancorp, Inc.	16,386	288,557
Lakeland Financial Corp.	7,015	511,885
Legacy Housing Corp. *	2,286	43,343
Lemonade, Inc. *	12,860	175,925
LendingClub Corp. *	28,655	252,164
LendingTree, Inc. *	3,022	64,459
Live Oak Bancshares, Inc.	9,311	281,192
LTC Properties, Inc. REIT	11,094	394,170
Luther Burbank Corp.	4,448	49,417
LXP Industrial Trust REIT	75,839	759,907
Macatawa Bank Corp.	7,514	82,879
Macerich Co. REIT	58,824	662,358
Marcus & Millichap, Inc.	6,955	239,600
MBIA, Inc. *	13,661	175,544
McGrath RentCorp	6,653	656,917
Mercantile Bank Corp.	4,707	157,590
Merchants Bancorp	4,198	102,095
Mercury General Corp.	7,482	255,884
Metrocity Bankshares, Inc.	5,458	118,057
Metropolitan Bank Holding Corp. *	2,787	163,513
MFA Financial, Inc. REIT	28,869	284,360
Mid Penn Bancorp, Inc.	4,078	122,218
Midland States Bancorp, Inc.	6,065	161,450
MidWestOne Financial Group, Inc.	4,126	131,001
Moelis & Co. Class A	17,939	688,319
Mr Cooper Group, Inc. *	19,264	773,064
MVB Financial Corp.	2,897	63,792
National Bank Holdings Corp. Class A	8,265	347,709
National Health Investors, Inc. REIT	11,705	611,235
National Western Life Group, Inc. Class A	618	173,658
Navient Corp.	29,610	487,084
NBT Bancorp, Inc.	12,023	522,039
Necessity Retail REIT, Inc. REIT	37,120	220,122
Nelnet, Inc. Class A	4,061	368,536
NerdWallet, Inc. Class A *	7,145	68,592
NETSTREIT Corp. REIT	15,207	278,744
New York Mortgage Trust, Inc. REIT	102,370	262,067
Newmark Group, Inc. Class A	38,156	304,103
Nexpoint Real Estate Finance, Inc. REIT	1,781	28,300
NexPoint Residential Trust, Inc. REIT	6,398	278,441
NI Holdings, Inc. *	2,437	32,339

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Nicolet Bankshares, Inc. *	3,505	$279,664
NMI Holdings, Inc. Class A *	23,501	491,171
Northeast Bank	1,878	79,064
Northfield Bancorp, Inc.	12,509	196,767
Northwest Bancshares, Inc.	34,162	477,585
OceanFirst Financial Corp.	15,899	337,854
Offerpad Solutions, Inc. *	19,220	8,851
Office Properties Income Trust REIT	13,833	184,671
OFG Bancorp	12,930	356,351
Old National Bancorp	82,106	1,476,266
Old Second Bancorp, Inc.	11,761	188,646
One Liberty Properties, Inc. REIT	4,590	101,990
Oportun Financial Corp. *	8,309	45,783
Oppenheimer Holdings, Inc. Class A	2,365	100,110
OppFi, Inc. *	2,693	5,521
Orchid Island Capital, Inc. REIT	8,905	93,503
Origin Bancorp, Inc.	6,361	233,449
Orion Office REIT, Inc. REIT	15,895	135,743
Orrstown Financial Services, Inc.	3,134	72,583
Outfront Media, Inc. REIT	40,737	675,419
Pacific Premier Bancorp, Inc.	24,843	784,045
Palomar Holdings, Inc. *	6,634	299,591
Paramount Group, Inc. REIT	53,674	318,824
Park National Corp.	4,086	575,104
Parke Bancorp, Inc.	3,261	67,633
Pathward Financial, Inc.	7,902	340,181
PCB Bancorp	3,596	63,613
PCSB Financial Corp.	3,511	66,849
Peapack-Gladstone Financial Corp.	5,150	191,683
Pebblebrook Hotel Trust REIT	36,102	483,406
PennyMac Financial Services, Inc.	7,472	423,364
PennyMac Mortgage Investment Trust REIT	24,429	302,675
Peoples Bancorp, Inc.	8,089	228,514
Peoples Financial Services Corp.	1,981	102,695
Perella Weinberg Partners	10,327	101,205
Phillips Edison & Co., Inc. REIT	32,967	1,049,669
Physicians Realty Trust REIT	63,066	912,565
Piedmont Office Realty Trust, Inc. Class A REIT	35,655	326,956
Pioneer Bancorp, Inc. *	3,302	37,643
Piper Sandler Cos.	4,868	633,765
PJT Partners, Inc. Class A	6,641	489,375
Plymouth Industrial REIT, Inc. REIT	10,352	198,551
Postal Realty Trust, Inc. Class A REIT	5,575	81,005
PotlatchDeltic Corp. REIT	22,124	973,235
PRA Group, Inc. *	10,873	367,290
Preferred Bank	2,729	203,638
Premier Financial Corp.	10,366	279,571
Primis Financial Corp.	6,934	82,168
ProAssurance Corp.	15,153	264,723
Provident Bancorp, Inc.	4,605	33,524
Provident Financial Services, Inc.	21,057	449,778
QCR Holdings, Inc.	4,401	218,466
Radian Group, Inc.	43,835	835,933
Radius Global Infrastructure, Inc. Class A *	21,153	250,028
RBB Bancorp	4,055	84,547
RE/MAX Holdings, Inc. Class A	5,257	97,990
Ready Capital Corp. REIT	19,695	219,402
Red River Bancshares, Inc.	1,395	71,229
Redfin Corp. *	30,240	128,218
Redwood Trust, Inc. REIT	32,496	219,673
Regional Management Corp.	2,179	61,186
Renasant Corp.	15,449	580,728
Republic Bancorp, Inc. Class A	2,481	101,523
Republic First Bancorp, Inc. *	12,170	26,166
Retail Opportunity Investments Corp. REIT	34,177	513,680
RLI Corp.	10,905	1,431,499
RLJ Lodging Trust REIT	44,794	474,368
RMR Group, Inc. Class A	4,232	119,554
Root, Inc. Class A *	2,147	9,640

	Shares	Value
RPT Realty REIT	23,181	$232,737
Ryman Hospitality Properties, Inc. REIT	15,205	1,243,465
S&T Bancorp, Inc.	10,345	353,592
Sabra Health Care REIT, Inc.	64,697	804,184
Safehold, Inc. REIT	7,402	211,845
Safety Insurance Group, Inc.	4,081	343,865
Sandy Spring Bancorp, Inc.	12,474	439,459
Saul Centers, Inc. REIT	3,363	136,807
Sculptor Capital Management, Inc.	6,599	57,147
Seacoast Banking Corp. of Florida	14,801	461,643
Selective Insurance Group, Inc.	16,549	1,466,407
Selectquote, Inc. *	38,528	25,887
Service Properties Trust REIT	46,769	340,946
ServisFirst Bancshares, Inc.	14,057	968,668
Shore Bancshares, Inc.	5,478	95,482
Sierra Bancorp	4,016	85,300
Silvercrest Asset Management Group, Inc. Class A	2,703	50,735
Silvergate Capital Corp. Class A *	8,778	152,737
Simmons First National Corp. Class A	34,325	740,733
SiriusPoint Ltd. * (Bermuda)	26,349	155,459
SITE Centers Corp. REIT	54,548	745,126
SmartFinancial, Inc.	3,979	109,423
South Plains Financial, Inc.	2,964	81,599
Southern First Bancshares, Inc. *	2,115	96,761
Southern Missouri Bancorp, Inc.	2,222	101,834
Southside Bancshares, Inc.	8,880	319,591
SouthState Corp.	20,961	1,600,582
St. Joe Co.	9,580	370,267
STAG Industrial, Inc. REIT	50,273	1,624,321
Stellar Bancorp, Inc.	12,396	365,186
StepStone Group, Inc. Class A	14,887	374,855
Sterling Bancorp, Inc. *	5,290	32,216
Stewart Information Services Corp.	7,525	321,543
Stock Yards Bancorp, Inc.	7,873	511,588
StoneX Group, Inc. *	4,838	461,061
Stratus Properties, Inc.	1,416	27,315
Summit Financial Group, Inc.	3,486	86,767
Summit Hotel Properties, Inc. REIT	29,249	211,178
Sunlight Financial Holdings, Inc. *	7,562	9,755
Sunstone Hotel Investors, Inc. REIT	59,304	572,877
SWK Holdings Corp. *	1,531	27,007
Tanger Factory Outlet Centers, Inc. REIT	28,160	505,190
Terreno Realty Corp. REIT	20,819	1,183,977
Texas Capital Bancshares, Inc. *	14,041	846,813
Third Coast Bancshares, Inc. *	3,504	64,579
Tiptree, Inc.	6,469	89,531
Tompkins Financial Corp.	3,821	296,433
Towne Bank	19,054	587,625
TPG RE Finance Trust, Inc. REIT	20,713	140,641
Transcontinental Realty Investors, Inc. REIT *	349	15,419
Trean Insurance Group, Inc. *	6,132	36,792
TriCo Bancshares	8,888	453,199
Triumph Financial, Inc. *	6,584	321,760
Trupanion, Inc. *	10,855	515,938
TrustCo Bank Corp.	5,333	200,467
Trustmark Corp.	17,529	611,937
Two Harbors Investment Corp. REIT	24,455	385,655
UMB Financial Corp.	12,450	1,039,824
UMH Properties, Inc. REIT	14,325	230,633
United Bankshares, Inc.	36,475	1,476,873
United Community Banks, Inc.	28,350	958,230
United Fire Group, Inc.	5,938	162,464
Uniti Group, Inc. REIT	66,310	366,694
Unity Bancorp, Inc.	2,261	61,793
Universal Health Realty Income Trust REIT	3,773	180,085
Universal Insurance Holdings, Inc.	7,707	81,617
Univest Financial Corp.	8,159	213,195
Urban Edge Properties REIT	32,065	451,796
Urstadt Biddle Properties, Inc. Class A REIT	8,393	159,047
USCB Financial Holdings, Inc. *	2,558	31,208

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Valley National Bancorp	120,831	$1,366,599
Velocity Financial, Inc. *	2,465	23,787
Veris Residential, Inc. REIT *	23,949	381,508
Veritex Holdings, Inc.	13,677	384,050
Victory Capital Holdings, Inc. Class A	4,290	115,101
Virtus Investment Partners, Inc.	1,974	377,903
Walker & Dunlop, Inc.	8,537	669,984
Washington Federal, Inc.	18,031	604,940
Washington Trust Bancorp, Inc.	4,592	216,651
Waterstone Financial, Inc.	5,473	94,355
WesBanco, Inc.	16,338	604,179
West BanCorp, Inc.	4,532	115,793
Westamerica BanCorp	7,345	433,428
Whitestone REIT	14,017	135,124
WisdomTree, Inc.	37,968	206,926
World Acceptance Corp. *	1,113	73,391
WSFS Financial Corp.	17,334	785,924
Xenia Hotels & Resorts, Inc. REIT	31,456	414,590

		149,332,744

Industrial - 13.7%

908 Devices, Inc. *	6,002	45,735
AAON, Inc.	12,186	917,850
AAR Corp. *	9,691	435,126
Advanced Energy Industries, Inc.	10,582	907,724
Aerojet Rocketdyne Holdings, Inc. *	22,037	1,232,529
AeroVironment, Inc. *	6,828	584,886
AerSale Corp. *	5,884	95,438
AEye, Inc. *	36,289	17,440
Air Transport Services Group, Inc. *	16,524	429,294
Akoustis Technologies, Inc. *	13,687	38,597
Alamo Group, Inc.	2,859	404,834
Albany International Corp. Class A	8,767	864,339
Allied Motion Technologies, Inc.	3,446	119,955
Altra Industrial Motion Corp.	18,155	1,084,761
American Woodmark Corp. *	4,645	226,955
AMMO, Inc. *	24,273	41,992
Apogee Enterprises, Inc.	6,361	282,810
Applied Industrial Technologies, Inc.	10,672	1,344,992
ArcBest Corp.	6,770	474,171
Archer Aviation, Inc. Class A *	38,942	72,822
Arcosa, Inc.	13,516	734,459
Ardmore Shipping Corp. * (Ireland)	11,964	172,401
Argan, Inc.	3,776	139,259
Astec Industries, Inc.	6,382	259,492
Astra Space, Inc. *	41,037	17,802
Astronics Corp. *	6,683	68,835
Atkore, Inc. *	11,536	1,308,413
Atlas Air Worldwide Holdings, Inc. *	7,808	787,046
Atlas Technical Consultants, Inc. *	4,893	25,199
Babcock & Wilcox Enterprises, Inc. *	15,816	91,258
Badger Meter, Inc.	8,156	889,249
Barnes Group, Inc.	13,611	556,009
Belden, Inc.	11,827	850,361
Benchmark Electronics, Inc.	9,797	261,482
Berkshire Grey, Inc. *	14,515	8,766
Blink Charging Co. *	10,403	114,121
Bloom Energy Corp. Class A *	50,362	962,921
Boise Cascade Co.	11,047	758,597
Brady Corp. Class A	12,822	603,916
Cactus, Inc. Class A	16,635	836,075
Cadre Holdings, Inc.	5,135	103,419
Caesarstone Ltd.	6,257	35,727
Casella Waste Systems, Inc. Class A *	13,986	1,109,230
Centrus Energy Corp. Class A *	2,692	87,436
Charge Enterprises, Inc. *	35,341	43,823
Chart Industries, Inc. *	11,937	1,375,501
Chase Corp.	2,138	184,424
CIRCOR International, Inc. *	5,191	124,376

	Shares	Value
Columbus McKinnon Corp.	8,002	$259,825
Comfort Systems USA, Inc.	9,854	1,133,998
Comtech Telecommunications Corp.	7,330	88,986
Concrete Pumping Holdings, Inc. *	7,352	43,009
Construction Partners, Inc. Class A *	11,205	299,061
Costamare, Inc. (Monaco)	14,551	135,033
Covenant Logistics Group, Inc.	2,889	99,873
CryoPort, Inc. *	12,389	214,949
CSW Industrials, Inc.	4,134	479,255
CTS Corp.	8,938	352,336
Daseke, Inc. *	11,415	64,951
DHT Holdings, Inc.	38,946	345,840
Dorian LPG Ltd.	8,850	167,708
Ducommun, Inc. *	3,342	166,966
DXP Enterprises, Inc. *	4,005	110,338
Dycom Industries, Inc. *	8,075	755,820
Eagle Bulk Shipping, Inc.	3,708	185,178
Eastman Kodak Co. *	16,400	50,020
EMCOR Group, Inc.	13,079	1,937,131
Encore Wire Corp.	4,915	676,107
Energizer Holdings, Inc.	18,360	615,978
Energy Recovery, Inc. *	15,179	311,018
Enerpac Tool Group Corp.	15,642	398,089
EnerSys	11,379	840,225
Enovix Corp. *	30,449	378,786
EnPro Industries, Inc.	5,860	636,923
ESCO Technologies, Inc.	7,262	635,715
ESS Tech, Inc. *	22,363	54,342
Evolv Technologies Holdings, Inc. *	22,559	58,428
Evoqua Water Technologies Corp. *	32,816	1,299,514
Exponent, Inc.	14,232	1,410,249
Fabrinet * (Thailand)	10,330	1,324,513
FARO Technologies, Inc. *	5,229	153,785
Federal Signal Corp.	16,799	780,650
FLEX LNG Ltd. * (Norway)	7,906	258,447
Fluor Corp. *	39,845	1,381,028
Forward Air Corp.	7,536	790,451
Franklin Electric Co., Inc.	12,953	1,033,002
Frontdoor, Inc. *	23,254	483,683
Frontline Ltd. (Norway)	35,176	427,037
GATX Corp.	9,717	1,033,306
Genco Shipping & Trading Ltd.	10,245	157,363
Gibraltar Industries, Inc. *	8,614	395,210
Golden Ocean Group Ltd. * (Norway)	34,268	297,789
GoPro, Inc. Class A *	36,282	180,684
Gorman-Rupp Co.	6,529	167,273
GrafTech International Ltd.	54,669	260,224
Granite Construction, Inc.	12,469	437,288
Great Lakes Dredge & Dock Corp. *	18,291	108,831
Greenbrier Cos., Inc.	8,915	298,920
Greif, Inc. Class A	6,792	455,472
Greif, Inc. Class B	1,595	124,777
Griffon Corp.	12,933	462,872
Harsco Corp. *	22,315	140,361
Heartland Express, Inc.	12,942	198,530
Helios Technologies, Inc.	9,192	500,412
Heritage-Crystal Clean, Inc. *	4,452	144,601
Hillenbrand, Inc.	19,469	830,742
Hillman Solutions Corp. *	37,069	267,267
Hub Group, Inc. Class A *	8,964	712,548
Hydrofarm Holdings Group, Inc. *	11,190	17,345
Hyster-Yale Materials Handling, Inc.	2,847	72,058
Ichor Holdings Ltd. *	7,973	213,836
Identiv, Inc. *	5,886	42,615
IES Holdings, Inc. *	2,461	87,538
Insteel Industries, Inc.	5,299	145,828
International Seaways, Inc.	13,639	504,916
Itron, Inc. *	12,680	642,242
Janus International Group, Inc. *	22,097	210,363

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
JELD-WEN Holding, Inc. *	23,621	$227,943
Joby Aviation, Inc. *	70,674	236,758
John Bean Technologies Corp.	8,833	806,718
Kadant, Inc.	3,273	581,383
Kaman Corp.	7,854	175,144
Karat Packaging, Inc.	1,306	18,767
Kennametal, Inc.	22,608	543,948
Kimball Electronics, Inc. *	6,838	154,470
Knowles Corp. *	25,588	420,155
Kratos Defense & Security Solutions, Inc. *	34,873	359,889
Latham Group, Inc. *	12,303	39,616
Li-Cycle Holdings Corp. * (Canada)	38,046	181,099
Lindsay Corp.	3,091	503,369
LSB Industries, Inc. *	20,528	273,022
Luxfer Holdings PLC (United Kingdom)	7,978	109,458
Manitowoc Co., Inc. *	9,869	90,400
Marten Transport Ltd.	16,402	324,432
Masonite International Corp. *	6,286	506,714
Materion Corp.	5,743	502,570
Matson, Inc.	10,423	651,542
Matthews International Corp. Class A	8,409	255,970
Mesa Laboratories, Inc.	1,427	237,182
MicroVision, Inc. *	47,491	111,604
Mirion Technologies, Inc. *	37,506	247,915
Modine Manufacturing Co. *	14,043	278,894
Momentus, Inc. *	14,804	11,546
Montrose Environmental Group, Inc. *	7,599	337,320
Moog, Inc. Class A	7,899	693,216
Mueller Industries, Inc.	15,437	910,783
Mueller Water Products, Inc. Class A	42,897	461,572
Myers Industries, Inc.	10,437	232,015
MYR Group, Inc. *	4,651	428,218
Napco Security Technologies, Inc. *	8,336	229,073
National Presto Industries, Inc.	1,547	105,908
NL Industries, Inc.	2,103	14,321
nLight, Inc. *	12,119	122,887
Nordic American Tankers Ltd.	54,274	166,078
Northwest Pipe Co. *	2,663	89,743
Novanta, Inc. *	9,917	1,347,423
NuScale Power Corp. *	8,574	87,969
NV5 Global, Inc. *	3,792	501,757
O-I Glass, Inc. *	43,230	716,321
Olympic Steel, Inc.	2,927	98,289
Omega Flex, Inc.	916	85,481
OSI Systems, Inc. *	4,607	366,349
Pactiv Evergreen, Inc.	12,227	138,899
PAM Transportation Services, Inc. *	2,014	52,163
Park Aerospace Corp.	5,378	72,119
PGT Innovations, Inc. *	16,239	291,652
Plexus Corp. *	7,632	785,562
Powell Industries, Inc.	2,698	94,916
Primoris Services Corp.	14,675	321,970
Proto Labs, Inc. *	7,484	191,067
Pure Cycle Corp. *	5,726	60,008
PureCycle Technologies, Inc. *	29,874	201,948
Radiant Logistics, Inc. *	11,157	56,789
Ranpak Holdings Corp. *	10,823	62,449
RBC Bearings, Inc. *	7,992	1,673,125
Redwire Corp. *	6,759	13,383
Rocket Lab USA, Inc. *	60,053	226,400
Ryerson Holding Corp.	5,165	156,293
Safe Bulkers, Inc. (Greece)	19,002	55,296
Saia, Inc. *	7,429	1,557,713
Sanmina Corp. *	15,945	913,489
Sarcos Technology & Robotics Corp. *	29,082	16,324
Scorpio Tankers, Inc. (Monaco)	13,122	705,570
SFL Corp. Ltd. (Norway)	31,383	289,351
Sight Sciences, Inc. *	6,414	78,315
Simpson Manufacturing Co., Inc.	11,848	1,050,444
SmartRent, Inc. *	33,349	81,038

	Shares	Value
Smith & Wesson Brands, Inc.	12,689	$110,141
SPX Technologies, Inc. *	12,293	807,035
Standex International Corp.	3,173	324,947
Sterling Infrastructure, Inc. *	7,997	262,302
Stoneridge, Inc. *	7,629	164,481
Sturm Ruger & Co., Inc.	4,755	240,698
Summit Materials, Inc. Class A *	33,097	939,621
Teekay Corp. * (Bermuda)	19,788	89,838
Teekay Tankers Ltd. Class A * (Canada)	6,562	202,175
Tennant Co.	5,197	319,979
Terex Corp.	18,679	797,967
Thermon Group Holdings, Inc. *	9,371	188,170
TimkenSteel Corp. *	11,882	215,896
Transphorm, Inc. *	5,790	31,498
Tredegar Corp.	7,911	80,850
TriMas Corp.	11,989	332,575
Trinity Industries, Inc.	23,016	680,583
Triumph Group, Inc. *	17,961	188,950
TTM Technologies, Inc. *	27,907	420,838
Turtle Beach Corp. *	4,263	30,566
Tutor Perini Corp. *	11,284	85,194
UFP Industries, Inc.	16,696	1,323,158
Universal Logistics Holdings, Inc.	1,745	58,353
Vicor Corp. *	6,066	326,048
View, Inc. *	34,012	32,818
Vishay Intertechnology, Inc.	35,739	770,890
Vishay Precision Group, Inc. *	3,713	143,507
Watts Water Technologies, Inc. Class A	7,549	1,103,890
Werner Enterprises, Inc.	17,306	696,740
Worthington Industries, Inc.	8,659	430,439
Xometry, Inc. Class A *	9,527	307,055
Zurn Elkay Water Solutions Corp.	34,610	732,001

		88,512,022

Technology - 9.4%

1Life Healthcare, Inc. *	50,467	843,304
3D Systems Corp. *	35,722	264,343
8x8, Inc. *	33,931	146,582
ACI Worldwide, Inc. *	31,742	730,066
ACM Research, Inc. Class A *	13,302	102,558
ACV Auctions, Inc. Class A *	33,940	278,647
Adeia, Inc.	29,025	275,157
Agilysys, Inc. *	5,498	435,112
Alignment Healthcare, Inc. *	27,540	323,870
Alkami Technology, Inc. *	10,533	153,676
Allscripts Healthcare Solutions, Inc. *	29,643	522,903
Alpha & Omega Semiconductor Ltd. *	6,115	174,706
Altair Engineering, Inc. Class A *	14,503	659,451
Ambarella, Inc. *	10,240	842,035
American Software, Inc. Class A	9,555	140,267
Amkor Technology, Inc.	28,467	682,639
Amplitude, Inc. Class A *	15,782	190,647
Apollo Medical Holdings, Inc. *	10,836	320,637
Appfolio, Inc. Class A *	5,454	574,743
Appian Corp. Class A *	11,308	368,189
Arteris, Inc. *	5,296	22,773
Asana, Inc. Class A *	20,536	282,781
Atomera, Inc. *	6,243	38,831
Avaya Holdings Corp. *	23,725	4,650
AvePoint, Inc. *	35,515	145,967
Avid Technology, Inc. *	10,038	266,910
AvidXchange Holdings, Inc. *	41,324	410,761
Axcelis Technologies, Inc. *	9,001	714,319
AXT, Inc. *	11,917	52,196
Bandwidth, Inc. Class A *	6,640	152,388
Benefitfocus, Inc. *	7,116	74,433
BigCommerce Holdings, Inc. *	18,308	160,012
Blackbaud, Inc. *	13,042	767,652
Blackline, Inc. *	15,497	1,042,483
Blend Labs, Inc. Class A *	51,984	74,857

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Box, Inc. Class A *	39,133	$1,218,210
Brightcove, Inc. *	12,051	63,027
C3.ai, Inc. Class A *	17,374	194,415
Cantaloupe, Inc. *	16,603	72,223
Cardlytics, Inc. *	9,074	52,448
Cerberus Cyber Sentinel Corp. *	12,986	33,114
Cerence, Inc. *	11,241	208,296
CEVA, Inc. *	6,475	165,631
Clear Secure, Inc. Class A	17,582	482,274
Cohu, Inc. *	13,184	422,547
CommVault Systems, Inc. *	12,539	787,951
Computer Programs & Systems, Inc. *	4,031	109,724
Conduent, Inc. *	47,287	191,512
Consensus Cloud Solutions, Inc. *	5,162	277,509
Corsair Gaming, Inc. *	10,756	145,959
CS Disco, Inc. *	6,360	40,195
CSG Systems International, Inc.	8,732	499,470
Cvent Holding Corp. *	13,601	73,445
Daily Journal Corp. *	344	86,175
Desktop Metal, Inc. Class A *	74,045	100,701
Diebold Nixdorf, Inc. *	20,849	29,606
Digi International, Inc. *	9,707	354,791
Digimarc Corp. *	3,820	70,632
Digital Turbine, Inc. *	26,507	403,967
DigitalOcean Holdings, Inc. *	19,599	499,187
Diodes, Inc. *	12,403	944,364
Domo, Inc. Class B *	8,752	124,629
Donnelley Financial Solutions, Inc. *	7,306	282,377
Duck Creek Technologies, Inc. *	21,709	261,593
Duolingo, Inc. *	6,620	470,881
E2open Parent Holdings, Inc. *	56,524	331,796
Ebix, Inc.	7,481	149,321
eGain Corp. *	5,873	53,033
Enfusion, Inc. Class A *	7,114	68,792
EngageSmart, Inc. *	10,024	176,422
Envestnet, Inc. *	15,327	945,676
Everbridge, Inc. *	11,221	331,917
EverCommerce, Inc. *	6,233	46,374
Evolent Health, Inc. Class A *	22,866	642,077
ExlService Holdings, Inc. *	9,044	1,532,325
Faraday Future Intelligent Electric, Inc. *	64,866	18,831
Fastly, Inc. Class A *	31,878	261,081
ForgeRock, Inc. Class A *	10,772	245,278
FormFactor, Inc. *	21,640	481,057
Grid Dynamics Holdings, Inc. *	15,267	171,296
Health Catalyst, Inc. *	15,442	164,148
Hims & Hers Health, Inc. *	33,818	216,773
HireRight Holdings Corp. *	5,970	70,804
IBEX Holdings Ltd. *	1,980	49,203
Impinj, Inc. *	5,913	645,581
Insight Enterprises, Inc. *	8,863	888,693
Inspired Entertainment, Inc. *	5,923	75,044
Instructure Holdings, Inc. *	4,867	114,083
Intapp, Inc. *	3,727	92,951
Integral Ad Science Holding Corp. *	10,995	96,646
IonQ, Inc. *	33,681	116,199
IronNet, Inc. *	18,125	4,169
Kaleyra, Inc. * (Italy)	9,262	6,994
KnowBe4, Inc. Class A *	20,523	508,560
Kulicke & Soffa Industries, Inc. (Singapore)	15,967	706,699
Latch, Inc. *	25,273	17,941
LivePerson, Inc. *	20,407	206,927
LiveVox Holdings, Inc. *	4,002	11,886
Loyalty Ventures, Inc. *	6,893	16,612
MACOM Technology Solutions Holdings, Inc. *	14,049	884,806
Markforged Holding Corp. *	30,345	35,200
Matterport, Inc. *	62,120	173,936
Maximus, Inc.	16,934	1,241,770
MaxLinear, Inc. *	20,579	698,657
MeridianLink, Inc. *	6,513	89,424

	Shares	Value
MicroStrategy, Inc. Class A *	2,620	$370,913
Mitek Systems, Inc. *	12,097	117,220
Model N, Inc. *	10,009	405,965
Momentive Global, Inc. *	37,308	261,156
N-Able, Inc. *	18,794	193,202
NetScout Systems, Inc. *	19,312	627,833
NextGen Healthcare, Inc. *	15,937	299,297
NextNav, Inc. *	17,389	50,950
Nutex Health, Inc. *	68,617	130,372
Olo, Inc. Class A *	25,454	159,088
ON24, Inc. *	11,692	100,902
OneSpan, Inc. *	11,669	130,576
Onto Innovation, Inc. *	13,933	948,698
Ouster, Inc. *	44,518	38,419
Outbrain, Inc. *	11,464	41,500
Outset Medical, Inc. *	13,690	353,476
PagerDuty, Inc. *	24,138	641,105
PAR Technology Corp. *	7,150	186,401
Parsons Corp. *	9,782	452,418
PDF Solutions, Inc. *	8,366	238,598
Pear Therapeutics, Inc. *	16,282	19,213
Photronics, Inc. *	16,901	284,444
Phreesia, Inc. *	13,816	447,086
Pitney Bowes, Inc.	36,845	140,011
Playstudios, Inc. *	21,641	83,967
Porch Group, Inc. *	22,166	41,672
Power Integrations, Inc.	15,880	1,138,914
PowerSchool Holdings, Inc. Class A *	12,660	292,193
Privia Health Group, Inc. *	13,155	298,750
Progress Software Corp.	11,979	604,341
PROS Holdings, Inc. *	11,491	278,772
PubMatic, Inc. Class A *	11,723	150,172
Qualys, Inc. *	10,808	1,212,982
Rackspace Technology, Inc. *	15,323	45,203
Rambus, Inc. *	29,936	1,072,308
Rapid7, Inc. *	16,711	567,840
Red Violet, Inc. *	2,399	55,225
Rigetti Computing, Inc. Class A *	29,356	21,406
Rimini Street, Inc. *	12,495	47,606
Rockley Photonics Holdings Ltd. *	27,786	3,893
Sapiens International Corp. NV (Israel)	8,792	162,476
Schrodinger, Inc. *	15,263	285,266
SecureWorks Corp. Class A *	3,091	19,752
Semtech Corp. *	17,560	503,796
Sharecare, Inc. *	79,589	127,342
Silicon Laboratories, Inc. *	9,198	1,247,893
Simulations Plus, Inc.	4,480	163,834
SiTime Corp. *	4,466	453,835
Skillsoft Corp. *	22,120	28,756
Skillz, Inc. *	86,751	43,939
SkyWater Technology, Inc. *	2,918	20,747
SMART Global Holdings, Inc. *	14,015	208,543
SolarWinds Corp. *	13,154	123,121
Sprout Social, Inc. Class A *	13,157	742,844
SPS Commerce, Inc. *	10,128	1,300,739
Sumo Logic, Inc. *	32,984	267,170
Super Micro Computer, Inc. *	12,937	1,062,128
Synaptics, Inc. *	11,128	1,058,941
Telos Corp. *	15,266	77,704
Tenable Holdings, Inc. *	31,337	1,195,507
TTEC Holdings, Inc.	5,268	232,477
Ultra Clean Holdings, Inc. *	12,762	423,060
Unisys Corp. *	18,871	96,431
Upland Software, Inc. *	8,046	57,368
UserTesting, Inc. *	13,273	99,680
Varonis Systems, Inc. *	30,759	736,370
Veeco Instruments, Inc. *	14,315	265,973
Velo3D, Inc. *	16,740	29,965
Verint Systems, Inc. *	17,944	651,008
Veritone, Inc. *	8,078	42,813

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Verra Mobility Corp. *	39,283	$543,284
Viant Technology, Inc. Class A *	3,169	12,739
Vimeo, Inc. *	40,522	138,990
Vuzix Corp. *	16,544	60,220
Weave Communications, Inc. *	8,134	37,254
WM Technology, Inc. *	20,230	20,432
Workiva, Inc. *	13,281	1,115,206
Xerox Holdings Corp.	31,584	461,126
Yext, Inc. *	31,681	206,877
Zeta Global Holdings Corp. Class A *	30,186	246,620
Zuora, Inc. Class A *	36,167	230,022

		60,852,715

Utilities - 3.4%

ALLETE, Inc.	15,899	1,025,644
Altus Power, Inc. *	11,425	74,491
Ameresco, Inc. Class A *	8,934	510,489
American States Water Co.	10,282	951,599
Artesian Resources Corp. Class A	2,171	127,177
Avista Corp.	19,936	883,962
Black Hills Corp.	18,132	1,275,405
Brookfield Infrastructure Corp. Class A (Canada)	27,352	1,063,993
California Water Service Group	15,301	927,853
Chesapeake Utilities Corp.	4,900	579,082
Clearway Energy, Inc. Class A	9,933	297,195
Clearway Energy, Inc. Class C	22,985	732,532
FTC Solar, Inc. *	11,755	31,503
Global Water Resources, Inc.	4,109	54,568
MGE Energy, Inc.	10,209	718,714
Middlesex Water Co.	4,923	387,292
New Jersey Resources Corp.	26,747	1,327,186
Northwest Natural Holding Co.	9,935	472,807
NorthWestern Corp.	15,865	941,429
ONE Gas, Inc.	15,004	1,136,103
Ormat Technologies, Inc.	13,698	1,184,603
Otter Tail Corp.	11,466	673,169
PNM Resources, Inc.	23,705	1,156,567
Portland General Electric Co.	24,834	1,216,866
SJW Group	7,487	607,870
South Jersey Industries, Inc.	34,478	1,225,003
Southwest Gas Holdings, Inc. *	18,738	1,159,507
Spire, Inc.	14,195	977,468
Unitil Corp.	4,486	230,401
Via Renewables, Inc.	3,905	19,955
York Water Co.	3,936	177,041

		22,147,474

Total Common Stocks (Cost $606,452,333)		637,998,147

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $6,120,295; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $6,240,014)	$6,117,610	$6,117,610

Total Short-Term Investment (Cost $6,117,610)		6,117,610

TOTAL INVESTMENTS - 99.9% (Cost $612,581,543)		644,136,938

DERIVATIVES - (0.0%)		(81,657)

OTHER ASSETS & LIABILITIES, NET - 0.1%		902,075

NET ASSETS - 100.0%		$644,957,356

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	23.8%
Financial	23.2%
Industrial	13.7%
Consumer, Cyclical	11.2%
Technology	9.4%
Energy	6.8%
Communications	4.0%
Basic Materials	3.5%
Utilities	3.4%
Others (each less than 3.0%)	0.9%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)

Investments with a total aggregate value of $10,024 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Russell 2000 E-Mini Index	03/23	80	$7,165,257	$7,083,600	($81,657)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Consumer, Non-Cyclical	$21,181	$—	$11,157	$10,024
	Common Stocks	637,998,147	637,998,147	—	—
	Short-Term Investment	6,117,610	—	6,117,610	—

	Total Assets	644,136,938	637,998,147	6,128,767	10,024

Liabilities	Derivatives:
	Equity Contracts
	Futures	(81,657)	(81,657)	—	—

	Total Liabilities	(81,657)	(81,657)	—	—

	Total	$644,055,281	$637,916,490	$6,128,767	$10,024

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 99.4%

Basic Materials - 4.5%

AdvanSix, Inc.	110,430	$4,198,549
ATI, Inc. *	181,060	5,406,451
Haynes International, Inc.	53,020	2,422,484
HB Fuller Co.	52,502	3,760,193
Innospec, Inc.	21,700	2,232,062

		18,019,739

Communications - 2.5%

A10 Networks, Inc.	244,314	4,062,942
Casa Systems, Inc. *	562,061	1,534,426
Criteo SA ADR * (France)	171,863	4,478,750

		10,076,118

Consumer, Cyclical - 19.2%

Alaska Air Group, Inc. *	101,800	4,371,292
Blue Bird Corp. *	230,716	2,470,968
Citi Trends, Inc. *	119,639	3,168,041
Dana, Inc.	256,728	3,884,295
Dine Brands Global, Inc.	71,515	4,619,869
Genesco, Inc. *	85,820	3,949,436
Goodyear Tire & Rubber Co. *	492,750	5,001,412
H&E Equipment Services, Inc.	95,182	4,321,263
Hilton Grand Vacations, Inc. *	109,700	4,227,838
IMAX Corp. *	252,940	3,708,100
KB Home	156,551	4,986,149
Papa John’s International, Inc.	51,531	4,241,517
REV Group, Inc.	407,277	5,139,836
Sally Beauty Holdings, Inc. *	462,720	5,793,254
Shyft Group, Inc.	250,153	6,218,804
Six Flags Entertainment Corp. *	174,490	4,056,893
Taylor Morrison Home Corp. *	226,608	6,877,553

		77,036,520

Consumer, Non-Cyclical - 11.6%

Acadia Healthcare Co., Inc. *	70,119	5,772,196
Adtalem Global Education, Inc. *	125,470	4,454,185
Envista Holdings Corp. *	110,070	3,706,057
Hain Celestial Group, Inc. *	245,062	3,965,103
Herc Holdings, Inc.	45,850	6,032,485
Integra LifeSciences Holdings Corp. *	113,235	6,349,086
Korn Ferry	76,484	3,871,620
Nomad Foods Ltd. * (United Kingdom)	334,508	5,766,918
Pediatrix Medical Group, Inc. *	267,640	3,977,130
Syneos Health, Inc. *	70,820	2,597,678

		46,492,458

Energy - 4.2%

Helmerich & Payne, Inc.	126,350	6,263,170
HF Sinclair Corp.	84,590	4,389,375
Magnolia Oil & Gas Corp. Class A	266,483	6,249,026

		16,901,571

Financial - 34.4%

1st Source Corp.	89,110	4,730,850
Associated Banc-Corp.	299,743	6,921,066
Bank of Marin Bancorp	84,118	2,765,800
BankUnited, Inc.	168,455	5,722,416
Berkshire Hills Bancorp, Inc.	208,310	6,228,469
Broadstone Net Lease, Inc. REIT	273,664	4,436,093

	Shares	Value
Carter Bankshares, Inc. *	193,318	$3,207,146
Cousins Properties, Inc. REIT	95,411	2,412,944
First BanCorp	455,392	5,792,586
Hanover Insurance Group, Inc.	37,190	5,025,485
HarborOne Bancorp, Inc.	340,198	4,728,752
Heritage Financial Corp.	211,616	6,483,914
Independence Realty Trust, Inc. REIT	302,182	5,094,789
Independent Bank Group, Inc.	65,134	3,913,251
Moelis & Co. Class A	125,280	4,806,994
National Storage Affiliates Trust REIT	80,003	2,889,708
NETSTREIT Corp. REIT	232,500	4,261,725
Pacific Premier Bancorp, Inc.	171,832	5,423,018
Physicians Realty Trust REIT	302,350	4,375,005
Premier Financial Corp.	181,450	4,893,706
Sandy Spring Bancorp, Inc.	96,228	3,390,112
Selective Insurance Group, Inc.	75,781	6,714,954
STAG Industrial, Inc. REIT	145,478	4,700,394
Stifel Financial Corp.	36,460	2,128,170
Synovus Financial Corp.	115,903	4,352,158
Texas Capital Bancshares, Inc. *	104,447	6,299,199
TriCo Bancshares	117,249	5,978,527
Umpqua Holdings Corp.	186,384	3,326,954
Webster Financial Corp.	35,639	1,687,150
WSFS Financial Corp.	121,267	5,498,246

		138,189,581

Industrial - 16.3%

ArcBest Corp.	78,820	5,520,553
Arcosa, Inc.	93,350	5,072,639
Belden, Inc.	53,821	3,869,730
Cactus, Inc. Class A	82,287	4,135,745
Dycom Industries, Inc. *	59,470	5,566,392
Fluor Corp. *	116,420	4,035,117
Great Lakes Dredge & Dock Corp. *	436,221	2,595,515
Heritage-Crystal Clean, Inc. *	66,166	2,149,072
Ichor Holdings Ltd. *	187,930	5,040,282
Masonite International Corp. *	66,399	5,352,423
O-I Glass, Inc. *	279,810	4,636,452
Spirit AeroSystems Holdings, Inc. Class A	148,820	4,405,072
Star Bulk Carriers Corp. (Greece)	204,270	3,928,112
Terex Corp.	81,246	3,470,829
TTM Technologies, Inc. *	367,090	5,535,717

		65,313,650

Technology - 4.3%

ACI Worldwide, Inc. *	171,880	3,953,240
CommVault Systems, Inc. *	75,593	4,750,264
Kulicke & Soffa Industries, Inc. (Singapore)	78,908	3,492,468
Magnachip Semiconductor Corp. * (South Korea)	419,153	3,935,847
Unisys Corp. *	228,242	1,166,317

		17,298,136

Utilities - 2.4%

IDACORP, Inc.	59,360	6,401,976
Southwest Gas Holdings, Inc. *	50,490	3,124,321

		9,526,297

Total Common Stocks (Cost $448,633,045)		398,854,070

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

SMALL-CAP VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.6%
Repurchase Agreement - 0.6%
Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $2,578,652; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $2,629,141)	$2,577,521	$2,577,521

Total Short-Term Investment (Cost $2,577,521)		2,577,521

TOTAL INVESTMENTS - 100.0% (Cost $451,210,566)		401,431,591

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(189,459)

NET ASSETS - 100.0%		$401,242,132

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	34.4%
Consumer, Cyclical	19.2%
Industrial	16.3%
Consumer, Non-Cyclical	11.6%
Basic Materials	4.5%
Technology	4.3%
Energy	4.2%
Others (each less than 3.0%)	5.5%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$398,854,070	$398,854,070	$—	$—
	Short-Term Investment	2,577,521	—	2,577,521	—

	Total	$401,431,591	$398,854,070	$2,577,521	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

VALUE PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value

PREFERRED STOCKS - 1.0%

Consumer, Non-Cyclical - 1.0%

Henkel AG & Co. KGaA	135,305	$9,378,353

Total Preferred Stocks (Cost $10,653,740)		9,378,353

COMMON STOCKS - 97.3%

Basic Materials - 1.0%

Akzo Nobel NV (Netherlands)	134,730	9,040,723

Communications - 8.1%

Cisco Systems, Inc.	472,242	22,497,609
F5, Inc. *	75,505	10,835,723
Juniper Networks, Inc.	179,570	5,739,057
Verizon Communications, Inc.	601,416	23,695,790
Walt Disney Co. *	139,006	12,076,841

		74,845,020

Consumer, Cyclical - 5.8%

Advance Auto Parts, Inc.	51,340	7,548,520
Dollar Tree, Inc. *	98,668	13,955,602
General Motors Co.	164,180	5,523,015
Sodexo SA (France)	74,241	7,103,257
Southwest Airlines Co. *	261,856	8,816,692
Walmart, Inc.	73,726	10,453,610

		53,400,696

Consumer, Non-Cyclical - 33.5%

Automatic Data Processing, Inc.	32,175	7,685,321
Becton Dickinson & Co.	39,186	9,965,000
Cigna Corp.	23,196	7,685,763
Colgate-Palmolive Co.	155,591	12,259,015
Conagra Brands, Inc.	404,729	15,663,012
CVS Health Corp.	92,585	8,627,996
Henry Schein, Inc. *	159,361	12,728,163
Johnson & Johnson	238,071	42,055,242
Kimberly-Clark Corp.	134,445	18,250,909
Koninklijke Ahold Delhaize NV (Netherlands)	412,659	11,864,467
Medtronic PLC	492,028	38,240,416
Merck & Co., Inc.	64,065	7,108,012
Mondelez International, Inc. Class A	196,271	13,081,462
PepsiCo, Inc.	35,132	6,346,947
Pfizer, Inc.	190,403	9,756,250
Procter & Gamble Co.	50,172	7,604,068
Quest Diagnostics, Inc.	79,010	12,360,324
Roche Holding AG	25,305	7,951,776
Unilever PLC ADR (United Kingdom)	359,858	18,118,850
Universal Health Services, Inc. Class B	90,518	12,753,081
Zimmer Biomet Holdings, Inc.	238,185	30,368,588

		310,474,662

Energy - 7.7%

Baker Hughes Co.	341,856	10,095,008
Chevron Corp.	51,843	9,305,300
ConocoPhillips	82,619	9,749,042
Exxon Mobil Corp.	241,663	26,655,429
TotalEnergies SE ADR (France)	256,921	15,949,655

		71,754,434

	Shares	Value

Financial - 21.5%

Aflac, Inc.	65,967	$4,745,666
Allstate Corp.	161,671	21,922,587
Ameriprise Financial, Inc.	33,237	10,349,005
Bank of New York Mellon Corp.	545,460	24,829,339
Berkshire Hathaway, Inc. Class B *	95,963	29,642,971
BlackRock, Inc.	14,332	10,156,085
Chubb Ltd.	22,828	5,035,857
Healthpeak Properties, Inc. REIT	316,938	7,945,636
JPMorgan Chase & Co.	216,749	29,066,041
MetLife, Inc.	110,307	7,982,917
Northern Trust Corp.	117,556	10,402,530
Truist Financial Corp.	455,464	19,598,616
US Bancorp	411,224	17,933,479

		199,610,729

Industrial - 11.8%

Emerson Electric Co.	142,452	13,683,939
Norfolk Southern Corp.	31,748	7,823,342
nVent Electric PLC	319,874	12,305,553
Oshkosh Corp.	139,396	12,293,333
Packaging Corp. of America	84,027	10,747,894
Raytheon Technologies Corp.	273,449	27,596,473
Siemens AG (Germany)	52,577	7,247,803
Sonoco Products Co.	139,231	8,452,714
TE Connectivity Ltd. (Switzerland)	78,574	9,020,295

		109,171,346

Technology - 1.7%

Applied Materials, Inc.	80,939	7,881,840
Texas Instruments, Inc.	46,299	7,649,521

		15,531,361

Utilities - 6.2%

Duke Energy Corp.	130,825	13,473,667
Edison International	131,378	8,358,268
Eversource Energy	88,684	7,435,267
Pinnacle West Capital Corp.	168,832	12,837,985
Xcel Energy, Inc.	218,621	15,327,518

		57,432,705

Total Common Stocks (Cost $875,207,427)		901,261,676

EXCHANGE-TRADED FUND - 1.0%

iShares Russell 1000 Value	62,883	9,536,207

Total Exchange-Traded Fund (Cost $9,953,426)		9,536,207

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.1%

Repurchase Agreement - 0.1%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $1,033,844; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $1,054,106)	$1,033,391	$1,033,391

Total Short-Term Investment (Cost $1,033,391)		1,033,391

TOTAL INVESTMENTS - 99.4% (Cost $896,847,984)		921,209,627

DERIVATIVES - (0.0%)		(230,561)

OTHER ASSETS & LIABILITIES, NET - 0.6%		5,389,424

NET ASSETS - 100.0%		$926,368,490

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	34.5%
Financial	21.5%
Industrial	11.8%
Communications	8.1%
Energy	7.7%
Utilities	6.2%
Consumer, Cyclical	5.8%
Others (each less than 3.0%)	3.8%

	99.4%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.6%

	100.0%

(b)	Forward foreign currency contracts outstanding as of December 31, 2022 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
CHF	155,942	USD	169,849	03/23	MSC	$389	$—
USD	7,041,507	CHF	6,481,812	03/23	MSC	—	(34,518)
USD	52,092,039	EUR	48,648,503	03/23	JPM	—	(294,342)
USD	15,710,757	GBP	12,886,912	03/23	BOA	97,910	—

Total Forward Foreign Currency Contracts						$98,299	($328,860)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$9,378,353	$—	$9,378,353	$—
	Common Stocks
	Basic Materials	9,040,723	—	9,040,723	—
	Communications	74,845,020	74,845,020	—	—
	Consumer, Cyclical	53,400,696	46,297,439	7,103,257	—
	Consumer, Non-Cyclical	310,474,662	290,658,419	19,816,243	—
	Energy	71,754,434	71,754,434	—	—
	Financial	199,610,729	199,610,729	—	—
	Industrial	109,171,346	101,923,543	7,247,803	—
	Technology	15,531,361	15,531,361	—	—
	Utilities	57,432,705	57,432,705	—	—

	Total Common Stocks	901,261,676	858,053,650	43,208,026	—

	Exchange-Traded Fund	9,536,207	9,536,207	—	—
	Short-Term Investment	1,033,391	—	1,033,391	—
	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	98,299	—	98,299	—

	Total Assets	921,307,926	867,589,857	53,718,069	—

Liabilities	Derivatives:
	Foreign Currency Contracts
	Forward Foreign Currency Contracts	(328,860)	—	(328,860)	—

	Total Liabilities	(328,860)	—	(328,860)	—

	Total	$920,979,066	$867,589,857	$53,389,209	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 98.6%

Basic Materials - 0.3%

Axalta Coating Systems Ltd. *	99,492	$2,534,061

Communications - 6.3%

Alphabet, Inc. Class C *	42,120	3,737,308
Booking Holdings, Inc. *	2,393	4,822,565
Cisco Systems, Inc.	75,148	3,580,051
CommScope Holding Co., Inc. *	151,820	1,115,877
IAC, Inc. *	96,536	4,286,198
Liberty Broadband Corp. Class C *	62,388	4,758,333
Liberty Media Corp. - Liberty SiriusXM Class C *	132,355	5,179,051
Meta Platforms, Inc. Class A *	44,909	5,404,349
Nexstar Media Group, Inc.	13,491	2,361,330
T-Mobile US, Inc. *	26,713	3,739,820
Verizon Communications, Inc.	226,463	8,922,642

		47,907,524

Consumer, Cyclical - 7.6%

AutoZone, Inc. *	3,602	8,883,180
Bath & Body Works, Inc.	100,866	4,250,493
Best Buy Co., Inc.	38,366	3,077,337
Columbia Sportswear Co.	39,013	3,416,759
Dick’s Sporting Goods, Inc.	41,476	4,989,148
Dollar General Corp.	11,921	2,935,546
Gap, Inc.	135,592	1,529,478
Home Depot, Inc.	9,280	2,931,181
Lowe’s Cos., Inc.	33,550	6,684,502
Murphy USA, Inc.	12,741	3,561,619
Newell Brands, Inc.	306,993	4,015,468
Ralph Lauren Corp.	42,360	4,476,181
Target Corp.	20,996	3,129,244
Texas Roadhouse, Inc.	41,948	3,815,171

		57,695,307

Consumer, Non-Cyclical - 20.3%

AbbVie, Inc.	105,601	17,066,178
Albertsons Cos., Inc. Class A	112,053	2,323,979
AmerisourceBergen Corp.	63,004	10,440,393
BellRing Brands, Inc. *	124,721	3,197,846
Bristol-Myers Squibb Co.	217,071	15,618,259
Cigna Corp.	16,604	5,501,569
CVS Health Corp.	101,426	9,451,889
FleetCor Technologies, Inc. *	19,590	3,598,291
HCA Healthcare, Inc.	30,275	7,264,789
Johnson & Johnson	62,513	11,042,921
Keurig Dr Pepper, Inc.	98,174	3,500,885
Kraft Heinz Co.	192,799	7,848,847
Laboratory Corp. of America Holdings	24,713	5,819,417
Medtronic PLC	42,167	3,277,219
Merck & Co., Inc.	57,281	6,355,327
Philip Morris International, Inc.	53,997	5,465,036
Post Holdings, Inc. *	61,625	5,562,273
Procter & Gamble Co.	55,451	8,404,154
Regeneron Pharmaceuticals, Inc. *	7,908	5,705,543
Sysco Corp.	41,538	3,175,580
UnitedHealth Group, Inc.	9,764	5,176,678
Vertex Pharmaceuticals, Inc. *	14,344	4,142,260
Zimmer Biomet Holdings, Inc.	29,344	3,741,360

		153,680,693

	Shares	Value

Energy - 8.2%

Chevron Corp.	101,061	$18,139,439
ConocoPhillips	119,118	14,055,924
Coterra Energy, Inc.	184,315	4,528,620
EOG Resources, Inc.	30,764	3,984,553
Kinder Morgan, Inc.	399,292	7,219,199
Phillips 66	72,570	7,553,086
Williams Cos., Inc.	207,725	6,834,152

		62,314,973

Financial - 34.9%

American Express Co.	38,777	5,729,302
American Homes 4 Rent Class A REIT	170,903	5,151,016
American International Group, Inc.	39,918	2,524,414
Apple Hospitality REIT, Inc.	175,294	2,766,139
Bank of America Corp.	817,531	27,076,627
Berkshire Hathaway, Inc. Class B *	61,875	19,113,188
Brixmor Property Group, Inc. REIT	247,921	5,620,369
Capital One Financial Corp.	135,870	12,630,475
CBRE Group, Inc. Class A *	70,873	5,454,386
Charles Schwab Corp.	93,630	7,795,634
Chubb Ltd.	30,848	6,805,069
Citigroup, Inc.	103,481	4,680,446
Citizens Financial Group, Inc.	221,400	8,716,518
CNA Financial Corp.	58,742	2,483,612
EastGroup Properties, Inc. REIT	12,838	1,900,794
Fairfax Financial Holdings Ltd. (Canada)	9,319	5,536,604
Federal Realty Investment Trust REIT	44,031	4,448,892
Hartford Financial Services Group, Inc.	57,702	4,375,543
Invesco Ltd.	64,456	1,159,563
JBG SMITH Properties REIT	120,162	2,280,675
Kimco Realty Corp. REIT	347,849	7,367,442
Lamar Advertising Co. Class A REIT	42,251	3,988,494
Loews Corp.	229,778	13,402,951
M&T Bank Corp.	85,757	12,439,910
Marsh & McLennan Cos., Inc.	8,822	1,459,865
MGIC Investment Corp.	199,119	2,588,547
Mid-America Apartment Communities, Inc. REIT	35,454	5,565,923
Morgan Stanley	58,324	4,958,707
Northern Trust Corp.	55,025	4,869,162
PNC Financial Services Group, Inc.	58,910	9,304,245
Progressive Corp.	52,835	6,853,228
Public Storage REIT	10,986	3,078,167
Rayonier, Inc. REIT	165,198	5,444,926
T Rowe Price Group, Inc.	37,179	4,054,742
Travelers Cos., Inc.	52,328	9,810,977
Truist Financial Corp.	134,682	5,795,367
US Bancorp	148,149	6,460,778
Wells Fargo & Co.	231,068	9,540,798
Welltower, Inc. REIT	34,899	2,287,629
Weyerhaeuser Co. REIT	263,608	8,171,848

		263,692,972

Industrial - 13.5%

Carlisle Cos., Inc.	18,180	4,284,117
Dover Corp.	55,965	7,578,221
Eaton Corp. PLC	28,957	4,544,801
Energizer Holdings, Inc.	98,359	3,299,944
FedEx Corp.	27,527	4,767,676
Fortune Brands Innovations, Inc.	80,355	4,589,074
General Dynamics Corp.	25,700	6,376,427
Honeywell International, Inc.	28,288	6,062,118
ITT, Inc.	36,107	2,928,278
Martin Marietta Materials, Inc.	24,751	8,365,095
Middleby Corp. *	24,692	3,306,259
Mohawk Industries, Inc. *	45,480	4,648,966

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

VALUE ADVANTAGE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Norfolk Southern Corp.	13,607	$3,353,037
Northrop Grumman Corp.	9,165	5,000,516
Packaging Corp. of America	52,102	6,664,367
Raytheon Technologies Corp.	100,745	10,167,185
TD SYNNEX Corp.	41,253	3,907,072
Timken Co.	42,708	3,018,174
Union Pacific Corp.	14,222	2,944,950
Vulcan Materials Co.	15,027	2,631,378
Westrock Co.	103,202	3,628,582

		102,066,237

Technology - 3.2%
Analog Devices, Inc.	25,666	4,209,994
International Business Machines Corp.	33,273	4,687,833
Leidos Holdings, Inc.	32,843	3,454,755
NXP Semiconductors NV (China)	22,376	3,536,079
Texas Instruments, Inc.	48,585	8,027,214

		23,915,875

Utilities - 4.3%
American Electric Power Co., Inc.	35,661	3,386,012
Edison International	58,850	3,744,037
Entergy Corp.	31,485	3,542,063
NextEra Energy, Inc.	72,342	6,047,791
PG&E Corp. *	317,678	5,165,444
Public Service Enterprise Group, Inc.	47,232	2,893,905
Xcel Energy, Inc.	106,554	7,470,501

		32,249,753

Total Common Stocks (Cost $584,331,795)		746,057,395

	Principal Amount	Value
SHORT-TERM INVESTMENT - 1.3%
Repurchase Agreement - 1.3%
Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $9,568,220; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $9,755,351)	$9,564,023	$9,564,023

Total Short-Term Investment (Cost $9,564,023)		9,564,023

TOTAL INVESTMENTS - 99.9% (Cost $593,895,818)		755,621,418

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,045,669

NET ASSETS - 100.0%		$756,667,087

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	34.9%
Consumer, Non-Cyclical	20.3%
Industrial	13.5%
Energy	8.2%
Consumer, Cyclical	7.6%
Communications	6.3%
Utilities	4.3%
Technology	3.2%
Others (each less than 3.0%)	1.6%

99.9%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$746,057,395	$746,057,395	$—	$—
	Short-Term Investment	9,564,023	—	9,564,023	—

	Total	$755,621,418	$746,057,395	$9,564,023	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
WARRANTS - 0.1%

Switzerland - 0.1%

Cie Financiere Richemont SA Exercise @ CHF 67.00 Exp 11/22/23 *	535,142	$445,639

Total Warrants (Cost $0)		445,639

PREFERRED STOCKS - 1.3%

Brazil - 1.3%

Banco Bradesco SA	3,154,127	8,997,106

Total Preferred Stocks (Cost $11,534,426)		8,997,106

COMMON STOCKS - 95.9%

Australia - 0.5%

Glencore PLC *	535,624	3,571,886

Belgium - 0.6%

Anheuser-Busch InBev SA/NV	67,800	4,083,658

Brazil - 6.0%

Ambev SA	4,336,421	11,852,176
Lojas Renner SA	964,384	3,737,795
NU Holdings Ltd. Class A *	1,409,695	5,737,459
Vale SA ADR	1,070,712	18,169,983
WEG SA	289,075	2,099,923

		41,597,336

Chile - 0.4%

Antofagasta PLC	109,001	2,034,787
Banco Santander Chile	18,744,082	750,205

		2,784,992

China - 27.0%

BeiGene Ltd. ADR *	62,111	13,660,693
Brii Biosciences Ltd. *	1,170,000	1,099,404
H World Group Ltd.	57,300	244,295
H World Group Ltd. ADR	760,686	32,268,300
Meituan Class B * ~	485,900	10,765,518
MicroTech Medical (Hangzhou) Co. Ltd. Class H * ~	253,600	315,853
NetEase, Inc. ADR	250,464	18,191,200
New Horizon Health Ltd. * ~	370,000	830,599
Silergy Corp.	247,000	3,488,854
Tencent Holdings Ltd.	309,025	13,102,773
Wuxi Biologics Cayman, Inc. * ~	1,405,500	10,645,123
Yum China Holdings, Inc.	850,694	46,490,427
Zai Lab Ltd. ADR *	201,305	6,180,064
ZTO Express Cayman, Inc.	71,327	1,932,298
ZTO Express Cayman, Inc. ADR	1,061,599	28,525,165

		187,740,566

France - 5.3%

Kering SA	2,539	1,292,167
L’Oreal SA	1,430	512,079
Pernod Ricard SA	154,570	30,407,387
TotalEnergies SE	76,371	4,794,047

		37,005,680

Hong Kong - 2.2%

AIA Group Ltd.	1,247,018	13,771,296
Hang Lung Properties Ltd.	138,000	268,825

	Shares	Value
Hong Kong Exchanges & Clearing Ltd.	22,000	$945,345
Hongkong Land Holdings Ltd.	158,600	729,689

		15,715,155

India - 21.0%

Housing Development Finance Corp. Ltd.	1,803,722	57,342,016
Infosys Ltd.	703,115	12,818,700
Kotak Mahindra Bank Ltd.	1,569,149	34,523,319
Oberoi Realty Ltd.	431,783	4,516,934
Tata Consultancy Services Ltd.	840,883	33,069,492
Zee Entertainment Enterprises Ltd.	1,303,408	3,765,796

		146,036,257

Indonesia - 0.7%

P.T. Bank Central Asia Tbk	8,716,900	4,779,807

Italy - 2.0%

Ermenegildo Zegna NV	149,279	1,562,951
PRADA SpA	2,150,400	12,071,931

		13,634,882

Japan - 0.1%

Daiichi Sankyo Co. Ltd.	22,900	737,075

Mexico - 7.4%

America Movil SAB de CV Class L ADR	495,727	9,022,231
Fomento Economico Mexicano SAB de CV	54,282	422,384
Grupo Mexico SAB de CV	8,214,299	28,837,410
Wal-Mart de Mexico SAB de CV	3,768,786	13,265,647

		51,547,672

Peru - 0.8%

Credicorp Ltd.	42,842	5,811,946

Philippines - 1.8%

SM Investments Corp.	759,489	12,317,275

Russia - 0.0%

Novatek PJSC GDR (LI) * ~ ± Ω	258,603	—
Polyus PJSC GDR * ~ ± Ω	41,905	—
Sberbank of Russia PJSC * ± Ω	156,504	—
TCS Group Holding PLC GDR * ~ ± Ω	86,992	—
Yandex NV Class A * ± Ω	722,151	1

		1

South Africa - 1.1%

FirstRand Ltd.	2,040,376	7,412,864

South Korea - 7.3%

Coupang, Inc. *	13,200	194,172
LG Chem Ltd. *	41,458	19,797,410
LG H&H Co. Ltd. *	4,129	2,376,527
Samsung Biologics Co. Ltd. * ~	21,263	13,825,524
Samsung Electronics Co. Ltd.	332,973	14,615,265

		50,808,898

Switzerland - 2.8%

Cie Financiere Richemont SA Class A	151,756	19,676,671

Taiwan - 8.8%

MediaTek, Inc.	536,000	10,837,344
Taiwan Semiconductor Manufacturing Co. Ltd.	3,450,376	50,111,394

		60,948,738

See Notes to Financial Statements	See explanation of symbols and items, if any, on page B-294

PACIFIC SELECT FUND

EMERGING MARKETS PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
United Kingdom - 0.1%

AstraZeneca PLC ADR	12,012	$814,414

Total Common Stocks (Cost $723,428,384)		667,025,773

	Principal Amount
SHORT-TERM INVESTMENT - 1.8%

Repurchase Agreement - 1.8%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $12,423,252; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $12,666,158)	$12,417,801	12,417,801

Total Short-Term Investment (Cost $12,417,801)		12,417,801

TOTAL INVESTMENTS - 99.1% (Cost $747,380,611)		688,886,319

OTHER ASSETS & LIABILITIES, NET - 0.9%		6,197,161

NET ASSETS - 100.0%		$695,083,480

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	21.0%
Technology	20.1%
Consumer, Cyclical	18.8%
Consumer, Non-Cyclical	15.8%
Basic Materials	10.4%
Communications	5.3%
Industrial	5.2%
Others (each less than 3.0%)	2.5%

99.1%
0.9%

Other Assets & Liabilities, Net	100.0%

(b)	As of December 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	27.0%
India	21.0%
Taiwan	8.8%
Mexico	7.4%
South Korea	7.3%
Brazil	7.3%
France	5.3%
Others(each less than 3.0%)	15.0%

99.1%
Other Assets & Liabilities, Net	0.9%

100.0%

(c)

Investments with a total aggregate value of $1 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Warrants	$445,639	$445,639	$—	$—
	Preferred Stocks	8,997,106	—	8,997,106	—
	Common Stocks
	Australia	3,571,886	—	3,571,886	—
	Belgium	4,083,658	—	4,083,658	—
	Brazil	41,597,336	27,645,237	13,952,099	—
	Chile	2,784,992	750,205	2,034,787	—
	China	187,740,566	145,315,849	42,424,717	—
	France	37,005,680	—	37,005,680	—
	Hong Kong	15,715,155	—	15,715,155	—
	India	146,036,257	—	146,036,257	—
	Indonesia	4,779,807	—	4,779,807	—
	Italy	13,634,882	1,562,951	12,071,931	—
	Japan	737,075	—	737,075	—
	Mexico	51,547,672	51,547,672	—	—
	Peru	5,811,946	5,811,946	—	—
	Philippines	12,317,275	—	12,317,275	—
	Russia	1	—	—	1
	South Africa	7,412,864	—	7,412,864	—
	South Korea	50,808,898	194,172	50,614,726	—
	Switzerland	19,676,671	—	19,676,671	—
	Taiwan	60,948,738	—	60,948,738	—
	United Kingdom	814,414	814,414	—	—

	Total Common Stocks	667,025,773	233,642,446	433,383,326	1

	Short-Term Investment	12,417,801	—	12,417,801	—

	Total	$688,886,319	$234,088,085	$454,798,233	$1

See Notes to Financial Statements	See explanation of symbols and items, if any, on page B-294

PACIFIC SELECT FUND

INTERNATIONAL GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value

COMMON STOCKS - 99.5%

Australia - 0.8%

Brambles Ltd.	518,060	$4,248,405

Canada - 8.7%

Barrick Gold Corp.	203,117	3,489,550
CAE, Inc. *	211,499	4,090,959
Canadian Pacific Railway Ltd.	189,964	14,163,121
Loblaw Cos. Ltd.	59,352	5,247,874
Suncor Energy, Inc.	286,391	9,084,559
Thomson Reuters Corp.	72,864	8,312,093

		44,388,156

China - 0.4%

Zai Lab Ltd. *	399,800	1,237,483
Zai Lab Ltd. ADR *	19,930	611,851

		1,849,334

Denmark - 4.1%

Novo Nordisk AS Class B	154,673	21,007,000

France - 11.9%

Airbus SE	56,116	6,672,326
BNP Paribas SA	199,787	11,375,699
Dassault Systemes SE	65,770	2,365,066
EssilorLuxottica SA	52,072	9,421,541
L’Oreal SA	23,482	8,408,847
LVMH Moet Hennessy Louis Vuitton SE	21,083	15,341,938
Teleperformance	29,938	7,157,133

		60,742,550

Germany - 4.6%

adidas AG	20,927	2,836,159
Deutsche Boerse AG	49,249	8,480,187
Deutsche Telekom AG	600,700	11,951,870

		23,268,216

Hong Kong - 4.4%

AIA Group Ltd.	1,460,721	16,131,299
Hong Kong Exchanges & Clearing Ltd.	144,200	6,196,309

		22,327,608

Ireland - 1.4%

CRH PLC	179,930	7,155,841

Israel - 1.0%

Nice Ltd. ADR *	26,182	5,034,799

Italy - 1.9%

Intesa Sanpaolo SpA	4,310,641	9,549,832

Japan - 11.9%

Daiichi Sankyo Co. Ltd.	246,500	7,934,019
Hoya Corp.	53,410	5,115,530
Keyence Corp.	31,000	12,035,580
Olympus Corp.	607,925	10,722,326
Recruit Holdings Co. Ltd.	256,800	8,038,347
Shiseido Co. Ltd.	159,500	7,817,683
Sony Group Corp.	120,347	9,173,038

		60,836,523

	Shares	Value
Netherlands - 4.1%

Adyen NV * ~	4,465	$6,198,531
Argenx SE *	12,411	4,659,160
ASML Holding NV	17,989	9,808,532

		20,666,223

Portugal - 2.6%

EDP - Energias de Portugal SA	2,611,086	13,015,754

Spain - 5.5%

Amadeus IT Group SA *	148,461	7,701,817
Cellnex Telecom SA ~	69,406	2,302,281
Iberdrola SA	749,218	8,745,988
Industria de Diseno Textil SA	355,740	9,448,822

		28,198,908

Sweden - 3.2%

Atlas Copco AB Class A	703,656	8,337,194
Sandvik AB	450,217	8,136,134

		16,473,328

Switzerland – 2.6%

Alcon, Inc.	78,401	5,379,794
Givaudan SA	1,626	4,980,285
Straumann Holding AG	25,000	2,866,778

		13,226,857

United Kingdom - 14.4%

3i Group PLC	285,067	4,597,373
Ashtead Group PLC	36,260	2,059,740
Compass Group PLC	382,776	8,839,071
Diageo PLC	346,349	15,160,338
Dr. Martens PLC	626,493	1,421,796
Linde PLC	38,383	12,511,364
London Stock Exchange Group PLC	154,918	13,310,740
RELX PLC	279,300	7,722,094
Rentokil Initial PLC	1,258,904	7,734,407

		73,356,923

United States – 16.0%

Accenture PLC Class A	28,935	7,721,015
Aflac, Inc.	42,932	3,088,528
Computershare Ltd.	219,800	3,872,002
Elastic NV *	44,658	2,299,887
Haleon PLC *	2,211,080	8,748,394
ICON PLC (Ireland) *	38,530	7,484,453
Nestle SA	212,947	24,597,370
Roche Holding AG	32,814	10,311,384
SolarEdge Technologies, Inc. *	17,021	4,821,539
TE Connectivity Ltd.	77,587	8,906,988

		81,851,560

Total Common Stocks (Cost $607,106,969)		507,197,817

TOTAL INVESTMENTS - 99.5% (Cost $607,106,969)		507,197,817

OTHER ASSETS & LIABILITIES, NET - 0.5%		2,708,701

NET ASSETS - 100.0%		$509,906,518

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERNATIONAL GROWTH PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	38.3%
Industrial	15.1%
Financial	14.3%
Consumer, Cyclical	9.2%
Technology	6.5%
Communications	5.0%
Utilities	4.3%
Basic Materials	4.1%
Others (each less than 3.0%)	2.7%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	As of December 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

United States	16.0%
United Kingdom	14.4%
Japan	11.9%
France	11.9%
Canada	8.7%
Spain	5.5%
Germany	4.6%
Hong Kong	4.4%
Denmark	4.1%
Netherlands	4.1%
Sweden	3.2%
Others (each less than 3.0%)	10.7%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$4,248,405	$—	$4,248,405	$—
	Canada	44,388,156	44,388,156	—	—
	China	1,849,334	611,851	1,237,483	—
	Denmark	21,007,000	—	21,007,000	—
	France	60,742,550	—	60,742,550	—
	Germany	23,268,216	—	23,268,216	—
	Hong Kong	22,327,608	—	22,327,608	—
	Ireland	7,155,841	—	7,155,841	—
	Israel	5,034,799	5,034,799	—	—
	Italy	9,549,832	—	9,549,832	—
	Japan	60,836,523	—	60,836,523	—
	Netherlands	20,666,223	—	20,666,223	—
	Portugal	13,015,754	—	13,015,754	—
	Spain	28,198,908	—	28,198,908	—
	Sweden	16,473,328	—	16,473,328	—
	Switzerland	13,226,857	—	13,226,857	—
	United Kingdom	73,356,923	—	73,356,923	—
	United States	81,851,560	34,322,409	47,529,151	—

	Total Common Stocks	507,197,817	84,357,215	422,840,602	—

	Total	$507,197,817	$84,357,215	$422,840,602	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 98.4%

Australia - 1.0%

Rio Tinto PLC	154,336	$10,862,785

Belgium - 0.7%

KBC Group NV	110,240	7,097,833

Canada - 3.9%

Canadian National Railway Co.	133,947	15,923,619
Intact Financial Corp.	56,063	8,070,339
Suncor Energy, Inc.	219,786	6,971,794
Toronto-Dominion Bank	162,278	10,507,321

		41,473,073

China - 2.4%

NetEase, Inc.	464,200	6,732,758
Tencent Holdings Ltd.	240,923	10,215,223
Yum China Holdings, Inc.	146,854	8,025,571

		24,973,552

Denmark - 3.3%

Carlsberg AS Class B	68,012	9,021,584
Novo Nordisk AS Class B	192,549	26,151,150

		35,172,734

France - 15.6%

Air Liquide SA	195,562	27,757,148
Capgemini SE	127,064	21,242,049
Cie de Saint-Gobain	191,248	9,356,005
Cie Generale des Etablissements Michelin SCA	255,501	7,117,560
Dassault Systemes SE	157,271	5,655,410
Engie SA	999,616	14,300,576
EssilorLuxottica SA	99,189	17,946,559
L’Oreal SA	22,112	7,918,253
Legrand SA	111,232	8,918,770
LVMH Moet Hennessy Louis Vuitton SE	35,656	25,946,599
Pernod Ricard SA	91,735	18,046,333

		164,205,262

Germany - 9.6%

Bayer AG	292,354	15,047,475
Beiersdorf AG	166,527	19,029,326
Deutsche Boerse AG	122,845	21,152,685
Merck KGaA	108,133	20,863,205
MTU Aero Engines AG	30,512	6,564,205
SAP SE	185,527	19,153,933

		101,810,829

Hong Kong - 3.2%

AIA Group Ltd.	2,259,207	24,949,285
Prudential PLC	658,144	8,973,982

		33,923,267

India - 2.2%

HDFC Bank Ltd.	290,833	5,704,268
Housing Development Finance Corp. Ltd.	268,017	8,520,512
Tata Consultancy Services Ltd.	223,475	8,788,624

		23,013,404

Ireland - 1.0%

Ryanair Holdings PLC ADR *	145,451	10,873,917

Israel - 1.4%

Check Point Software Technologies Ltd. *	114,203	14,407,851

Italy - 2.3%

Eni SpA	859,176	12,217,019
Intesa Sanpaolo SpA	5,515,924	12,220,026

		24,437,045

	Shares	Value
Japan - 13.6%

Daikin Industries Ltd.	99,000	$15,019,635
Denso Corp.	192,600	9,445,070
Hitachi Ltd.	433,600	21,817,139
Hoya Corp.	133,200	12,757,697
Koito Manufacturing Co. Ltd.	359,000	5,352,030
Kose Corp.	81,200	8,822,642
Kubota Corp.	490,400	6,699,567
Kyocera Corp.	236,500	11,739,066
Olympus Corp.	680,500	12,002,374
Shin-Etsu Chemical Co. Ltd.	42,700	5,214,189
SMC Corp.	23,900	9,979,527
Sony Group Corp.	177,700	13,544,574
Terumo Corp.	378,200	10,722,187

		143,115,697

Netherlands - 3.1%

Akzo Nobel NV	170,389	11,433,532
ING Groep NV	1,128,424	13,745,500
Randstad NV	125,637	7,676,719

		32,855,751

Portugal - 0.8%

Galp Energia SGPS AS	620,167	8,366,437

Singapore - 1.4%

DBS Group Holdings Ltd.	564,514	14,288,754

Spain - 0.7%

Amadeus IT Group SA*	139,357	7,229,522

Switzerland - 9.3%

Cie Financiere Richemont SA Class A	154,486	20,030,643
Julius Baer Group Ltd.	142,280	8,280,848
Novartis AG	185,883	16,821,932
Sika AG	36,318	8,730,964
Sonova Holding AG	20,445	4,855,659
UBS Group AG (XVTX)	1,187,742	22,075,632
Zurich Insurance Group AG	35,405	16,926,323

		97,722,001

Taiwan - 1.2%

Taiwan Semiconductor Manufacturing Co. Ltd. ADR	169,656	12,637,675

United Kingdom - 11.2%

Compass Group PLC	953,377	22,015,401
Diageo PLC	372,723	16,314,777
Experian PLC	510,367	17,285,280
Linde PLC	44,677	14,562,963
London Stock Exchange Group PLC	103,313	8,876,777
Reckitt Benckiser Group PLC	131,934	9,145,179
RELX PLC	597,176	16,511,022
Rolls-Royce Holdings PLC *	4,307,166	4,810,994
Tesco PLC	3,147,018	8,480,795

		118,003,188

United States - 10.5%

Nestle SA	326,116	37,669,448
QIAGEN NV *	219,963	11,057,650
Roche Holding AG	98,276	30,881,988
Schneider Electric SE	223,393	31,372,103

		110,981,189

Total Common Stocks (Cost $913,223,281)		1,037,451,766

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERNATIONAL LARGE-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.2%

Repurchase Agreement - 0.2%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $2,504,674; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $2,553,692)	$2,503,575	$2,503,575

Total Short-Term Investment (Cost $2,503,575)		2,503,575

TOTAL INVESTMENTS - 98.6% (Cost $915,726,856)		1,039,955,341

OTHER ASSETS & LIABILITIES, NET - 1.4%		14,639,929

NET ASSETS - 100.0%		$1,054,595,270

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	33.1%
Financial	18.2%
Industrial	15.5%
Consumer, Cyclical	11.6%
Technology	8.4%
Basic Materials	6.6%
Others (each less than 3.0%)	5.2%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(b)	As of December 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

France	15.6%
Japan	13.6%
United Kingdom	11.2%
United States (Includes Short-Term Investment)	10.7%
Germany	9.6%
Switzerland	9.3%
Canada	3.9%
Denmark	3.3%
Hong Kong	3.2%
Netherlands	3.1%
Others(each less than 3.0%)	15.1%

98.6%
Other Assets & Liabilities, Net	1.4%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$10,862,785	$—	$10,862,785	$—
	Belgium	7,097,833	—	7,097,833	—
	Canada	41,473,073	41,473,073	—	—
	China	24,973,552	8,025,571	16,947,981	—
	Denmark	35,172,734	—	35,172,734	—
	France	164,205,262	—	164,205,262	—
	Germany	101,810,829	—	101,810,829	—
	Hong Kong	33,923,267	—	33,923,267	—
	India	23,013,404	—	23,013,404	—
	Ireland	10,873,917	10,873,917	—	—
	Israel	14,407,851	14,407,851	—	—
	Italy	24,437,045	—	24,437,045	—
	Japan	143,115,697	—	143,115,697	—
	Netherlands	32,855,751	—	32,855,751	—
	Portugal	8,366,437	—	8,366,437	—
	Singapore	14,288,754	—	14,288,754	—
	Spain	7,229,522	—	7,229,522	—
	Switzerland	97,722,001	—	97,722,001	—
	Taiwan	12,637,675	12,637,675	—	—
	United Kingdom	118,003,188	—	118,003,188	—
	United States	110,981,189	—	110,981,189	—

	Total Common Stocks	1,037,451,766	87,418,087	950,033,679	—

	Short-Term Investment	2,503,575	—	2,503,575	—

	Total	$1,039,955,341	$87,418,087	$952,537,254	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 96.2%

Australia - 3.6%

EBOS Group Ltd.	76,931	$2,138,957
GUD Holdings Ltd.	358,079	1,835,802
Imdex Ltd.	1,246,232	1,875,953
Inghams Group Ltd.	1,677,489	3,252,270
Nanosonics Ltd. *	491,073	1,427,174
Servcorp Ltd.	245,905	540,781
SomnoMed Ltd. *	381,347	323,252

		11,394,189

Austria - 2.0%

Mayr Melnhof Karton AG	20,100	3,247,180
Strabag SE	25,000	1,046,364
Wienerberger AG	91,000	2,193,454

		6,486,998

Belgium - 1.3%

Econocom Group SA NV	529,000	1,613,680
Fagron	186,500	2,653,465

		4,267,145

Brazil - 1.8%

Hypera SA	365,942	3,137,868
LOG Commercial Properties e Participacoes SA	423,795	1,290,644
YDUQS Participacoes SA	732,355	1,403,049

		5,831,561

Canada - 2.6%

CCL Industries, Inc. Class B	52,300	2,234,145
ECN Capital Corp.	234,000	480,443
North West Co., Inc.	67,100	1,762,738
Open Text Corp.	95,500	2,829,734
Parkland Corp.	40,000	877,696

		8,184,756

Cayman - 0.2%

Patria Investments Ltd. Class A	40,100	558,593

China - 4.0%

Best Pacific International Holdings Ltd.	3,469,726	520,096
Far East Horizon Ltd. Class H	3,143,657	2,448,655
Precision Tsugami China Corp. Ltd.	1,317,972	1,214,795
Qingdao Port International Co. Ltd. Class H ~	4,187,372	2,023,898
Shenzhen YUTO Packaging Technology Co. Ltd. Class A	573,916	2,728,707
TravelSky Technology Ltd. Class H	1,588,128	3,337,694
Xingda International Holdings Ltd.	3,338,000	670,062

		12,943,907

Denmark - 0.6%

Spar Nord Bank AS	132,815	2,033,825

Finland - 1.6%

Huhtamaki OYJ	68,000	2,329,473
Nanoform Finland PLC *	128,900	441,539
Rovio Entertainment OYJ ~	339,100	2,208,953

		4,979,965

France - 4.3%

Altarea SCA REIT	15,100	2,037,130
Antin Infrastructure Partners SA	49,400	1,073,468
ARGAN SA REIT	20,000	1,623,133
Elior Group SA * ~	457,400	1,620,067
Lectra	43,700	1,647,586
Maisons du Monde SA ~	147,500	1,854,028
Thermador Groupe	30,100	2,777,335
Vicat SA	44,490	1,116,389

		13,749,136

	Shares	Value
Germany - 5.4%

DWS Group GmbH & Co. KGaA ~	40,100	$1,294,046
JOST Werke AG ~	44,900	2,524,030
Norma Group SE	60,073	1,085,423
Rheinmetall AG	10,570	2,104,234
Stabilus SE	29,200	1,956,394
Synlab AG	90,200	1,091,244
Takkt AG	132,100	1,907,993
Talanx AG *	110,100	5,190,309

		17,153,673

Greece - 1.0%

Mytilineos SA	147,900	3,213,223

Hong Kong - 1.5%

ASMPT Ltd.	286,156	2,032,335
Sino Land Co. Ltd.	1,510,776	1,884,368
WH Group Ltd. ~	1,400,000	816,533

		4,733,236

Hungary - 0.9%

Richter Gedeon Nyrt	125,486	2,786,482

Indonesia - 0.8%

P.T. Avia Avian Tbk	24,866,083	1,006,304
P.T. Selamat Sempurna Tbk	15,802,700	1,558,191

		2,564,495

Ireland - 2.2%

AerCap Holdings NV *	39,687	2,314,546
Dalata Hotel Group PLC *	397,400	1,376,839
Irish Residential Properties REIT PLC REIT	1,845,800	2,184,057
Mincon Group PLC	1,059,000	1,140,402

		7,015,844

Italy - 1.2%

Banca Generali SpA	57,800	1,984,082
Recordati Industria Chimica e Farmaceutica SpA	47,800	1,986,939

		3,971,021

Japan - 22.5%

Amano Corp.	110,000	2,020,668
ASKUL Corp.	158,900	2,062,694
Capcom Co. Ltd.	61,600	1,966,302
Daiichikosho Co. Ltd.	38,000	1,143,932
Daikyonishikawa Corp.	300,115	1,263,776
Daiwa Industries Ltd.	122,700	1,045,352
Dexerials Corp.	75,700	1,454,428
Dip Corp.	58,000	1,658,706
GMO internet group, Inc.	125,400	2,342,459
Inaba Denki Sangyo Co. Ltd.	90,900	1,859,932
Isuzu Motors Ltd.	165,100	1,913,983
JAFCO Group Co. Ltd.	101,800	1,725,611
Kamigumi Co. Ltd.	100,000	2,035,802
Lixil Corp.	110,800	1,670,431
Maruwa Co. Ltd.	16,100	1,903,993
Meitec Corp.	111,600	2,024,429
Minebea Mitsumi, Inc.	119,100	1,764,595
Mitani Corp.	113,200	1,116,984
Nihon Parkerizing Co. Ltd.	262,700	1,862,328
Nishimoto Co. Ltd.	57,819	1,503,701
NOF Corp.	44,000	1,754,002
NSD Co. Ltd.	133,000	2,298,511
PALTAC Corp.	69,500	2,434,165
Park24 Co. Ltd. *	84,400	1,443,694
Persol Holdings Co. Ltd.	78,100	1,661,166
Renesas Electronics Corp. *	463,100	4,092,997
Roland Corp.	77,300	2,043,264
S Foods, Inc.	130,500	2,937,837

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
San-Ai Obbli Co. Ltd.	253,100	$2,400,132
Ship Healthcare Holdings, Inc.	165,600	3,367,740
Sugi Holdings Co. Ltd.	53,100	2,361,577
SUMCO Corp.	143,400	1,899,848
TechnoPro Holdings, Inc.	88,900	2,366,808
TIS, Inc.	79,000	2,076,260
TKC Corp.	39,200	1,070,736
Tsuruha Holdings, Inc.	41,300	3,203,438

		71,752,281

Mexico - 2.5%

Bolsa Mexicana de Valores SAB de CV	1,295,459	2,500,971
Gruma SAB de CV Class B	246,366	3,296,511
Grupo Comercial Chedraui SA de CV	500,000	2,134,298

		7,931,780

Netherlands - 1.3%

Acomo NV	111,100	2,261,990
Arcadis NV	46,600	1,834,673

		4,096,663

Norway - 0.8%

Europris ASA ~	378,300	2,650,050

Peru - 0.6%

Intercorp Financial Services, Inc.	80,895	1,901,033

Philippines - 1.6%

Century Pacific Food, Inc.	6,486,655	3,003,108
Robinsons Land Corp.	8,353,849	2,246,062

		5,249,170

Singapore - 2.0%

Hour Glass Ltd.	958,982	1,459,330
HRnetgroup Ltd.	2,889,635	1,692,126
Mapletree Industrial Trust REIT	1,324,315	2,194,501
Wing Tai Holdings Ltd.	920,500	1,030,101

		6,376,058

South Korea - 1.7%

Hyundai Marine & Fire Insurance Co. Ltd. *	55,274	1,287,742
Soulbrain Co. Ltd. *	15,900	2,763,216
Vitzrocell Co. Ltd. *	143,700	1,451,828

		5,502,786

Spain - 4.1%

Cia de Distribucion Integral Logista Holdings SA	166,700	4,203,591
CIE Automotive SA	91,700	2,359,191
Grupo Catalana Occidente SA	89,400	2,824,791
Indra Sistemas SA	94,800	1,080,625
Prosegur Cia de Seguridad SA	761,000	1,443,482
Viscofan SA	17,000	1,094,937

		13,006,617

Sweden - 1.5%

BHG Group AB *	274,000	489,320
Granges AB	230,800	1,890,232
Hexpol AB	180,400	1,924,863
Nordnet AB publ	43,400	628,470

		4,932,885

Taiwan - 3.2%

International Games System Co. Ltd.	278,350	3,918,248
Sporton International, Inc.	286,990	1,955,859
Test Research, Inc.	721,727	1,490,799
Tripod Technology Corp.	444,609	1,356,589
Yageo Corp. *	111,964	1,631,835

		10,353,330

	Shares	Value
Tanzania - 0.4%

Helios Towers PLC *	894,240	$1,147,038

Thailand - 0.7%

Star Petroleum Refining PCL	6,935,877	2,138,123

United Kingdom - 13.5%

Ashtead Technology Holdings PLC *	617,600	2,351,940
B&M European Value Retail SA	553,033	2,745,145
Bodycote PLC	198,525	1,364,439
Grainger PLC	838,058	2,553,189
Harbour Energy PLC	398,256	1,469,672
Hiscox Ltd.	197,800	2,607,881
Informa PLC	370,898	2,766,811
J D Wetherspoon PLC *	256,614	1,370,924
JET2 PLC	155,511	1,792,220
John Wood Group PLC *	1,262,468	2,045,968
Lancashire Holdings Ltd.	483,419	3,801,025
LSL Property Services PLC	424,404	1,282,708
On the Beach Group PLC * ~	1,074,049	2,035,045
Pets at Home Group PLC	328,400	1,125,947
Premier Foods PLC	1,300,000	1,706,796
Rathbones Group PLC	40,000	984,085
Sabre Insurance Group PLC ~	1,229,086	1,581,002
Savills PLC	164,085	1,634,267
Tate & Lyle PLC	418,773	3,587,720
Vistry Group PLC	165,939	1,249,846
WH Smith PLC *	165,854	2,949,788

		43,006,418

United States - 4.8%

Adient PLC *	47,600	1,651,244
Adtalem Global Education, Inc. *	57,800	2,051,900
Antero Resources Corp. *	83,041	2,573,440
GCC SAB de CV	447,910	2,997,330
GrafTech International Ltd.	229,391	1,091,901
Impro Precision Industries Ltd. ~	2,202,821	624,724
Ovintiv, Inc.	40,900	2,074,039
RHI Magnesita NV	87,200	2,348,546

		15,413,124

Total Common Stocks (Cost $361,179,096)		307,325,405

EXCHANGE-TRADED FUND - 2.8%

iShares MSCI India *	217,800	9,090,972

Total Exchange-Traded Fund (Cost $10,566,876)		9,090,972

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.4%

Repurchase Agreement - 0.4%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $1,365,254; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $1,392,027)	$1,364,655	$1,364,655

Total Short-Term Investment (Cost $1,364,655)		1,364,655

TOTAL INVESTMENTS - 99.4% (Cost $373,110,627)		317,781,032

OTHER ASSETS & LIABILITIES, NET - 0.6%		1,817,630

NET ASSETS - 100.0%		$319,598,662

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	21.7%
Industrial	20.2%
Financial	17.4%
Consumer, Cyclical	17.1%
Technology	8.7%
Energy	4.8%
Others (each less than 3.0%)	9.5%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(b)	As of December 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	22.5%
United Kingdom	13.5%
Germany	5.4%
United States (Includes Short-Term Investment)	5.2%
France	4.3%
Spain	4.1%
China	4.0%
Australia	3.6%
Taiwan	3.2%
Others (each less than 3.0%)	33.6%

99.4%
Other Assets & Liabilities, Net	0.6%

100.0%

(c)	Restricted securities as of December 31, 2022 were as follows

Issuer and Acquisition Date	Cost	Value	Value as a % of Net Assets
Irish Residential Properties REIT PLC Acq 10/20/21	$3,345,250	$2,184,057	0.7%

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERNATIONAL SMALL-CAP PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Australia	$11,394,189	$864,033	$10,530,156	$—
	Austria	6,486,998	1,046,364	5,440,634	—
	Belgium	4,267,145	—	4,267,145	—
	Brazil	5,831,561	—	5,831,561	—
	Canada	8,184,756	8,184,756	—	—
	Cayman	558,593	558,593	—	—
	China	12,943,907	520,096	12,423,811	—
	Denmark	2,033,825	—	2,033,825	—
	Finland	4,979,965	441,539	4,538,426	—
	France	13,749,136	1,073,468	12,675,668	—
	Germany	17,153,673	—	17,153,673	—
	Greece	3,213,223	—	3,213,223	—
	Hong Kong	4,733,236	—	4,733,236	—
	Hungary	2,786,482	—	2,786,482	—
	Indonesia	2,564,495	2,564,495	—	—
	Ireland	7,015,844	2,314,546	4,701,298	—
	Italy	3,971,021	—	3,971,021	—
	Japan	71,752,281	—	71,752,281	—
	Mexico	7,931,780	7,931,780	—	—
	Netherlands	4,096,663	2,261,990	1,834,673	—
	Norway	2,650,050	—	2,650,050	—
	Peru	1,901,033	1,901,033	—	—
	Philippines	5,249,170	3,003,108	2,246,062	—
	Singapore	6,376,058	—	6,376,058	—
	South Korea	5,502,786	—	5,502,786	—
	Spain	13,006,617	—	13,006,617	—
	Sweden	4,932,885	—	4,932,885	—
	Taiwan	10,353,330	—	10,353,330	—
	Tanzania	1,147,038	1,147,038	—	—
	Thailand	2,138,123	—	2,138,123	—
	United Kingdom	43,006,418	12,950,106	30,056,312	—
	United States	15,413,124	12,439,854	2,973,270	—

	Total Common Stocks	307,325,405	59,202,799	248,122,606	—

	Exchange-Traded Fund	9,090,972	9,090,972	—	—
	Short-Term Investment	1,364,655	—	1,364,655	—

	Total	$317,781,032	$68,293,771	$249,487,261	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
PREFERRED STOCKS - 0.7%

Germany - 0.7%

Henkel AG & Co. KGaA	103,566	$7,178,438

Total Preferred Stocks (Cost $7,693,028)		7,178,438

COMMON STOCKS - 97.0%

Argentina - 0.2%

YPF SA ADR *	162,198	1,490,600

Austria - 1.3%

ams-OSRAM AG *	394,557	2,890,771
Erste Group Bank AG	288,506	9,230,809

		12,121,580

Belgium - 0.9%

Ageas SA NV	164,026	7,278,136
Proximus SADP	151,473	1,462,449

		8,740,585

Brazil - 2.4%

Atacadao SA	605,037	1,695,577
Banco Bradesco SA ADR	2,312,815	6,660,907
Cia de Saneamento Basico do Estado de Sao Paulo	474,722	5,110,780
Telefonica Brasil SA	793,236	5,729,939
Ultrapar Participacoes SA	1,458,544	3,462,987

		22,660,190

Burkina Faso - 0.4%

Endeavour Mining PLC	186,417	3,989,930

Canada - 1.8%

ARC Resources Ltd.	307,894	4,149,975
Barrick Gold Corp. (TSE)	492,458	8,441,618
Cameco Corp. (NYSE)	161,808	3,668,187
Kinross Gold Corp.	345,337	1,412,428

		17,672,208

China - 1.1%

Baidu, Inc. Class A *	402,983	5,746,831
Dongfeng Motor Group Co. Ltd. Class H	9,209,531	5,262,138

		11,008,969

Finland - 1.6%

Nokia OYJ (OMXH)	2,026,661	9,415,254
Wartsila OYJ Abp	715,923	6,036,698

		15,451,952

France - 12.7%

AXA SA	560,101	15,601,895
BNP Paribas SA	209,399	11,922,997
Carrefour SA	501,145	8,382,122
Cie de Saint-Gobain	265,273	12,977,367
Dassault Aviation SA	27,856	4,724,183
Engie SA	1,049,630	15,016,080
Orange SA	800,101	7,938,694
Renault SA *	212,569	7,093,137
Rexel SA *	137,707	2,723,633
Societe Generale SA	384,996	9,657,099
TotalEnergies SE	414,717	26,033,086

		122,070,293

Germany - 4.7%

CECONOMY AG	512,662	1,015,419
Continental AG	83,366	4,969,822
Daimler Truck Holding AG *	362,227	11,135,477
Fresenius SE & Co. KGaA	349,380	9,758,841

	Shares	Value
HeidelbergCement AG	199,983	$11,332,036
Mercedes-Benz Group AG	107,825	7,051,202

		45,262,797

Hong Kong - 1.3%

CK Asset Holdings Ltd.	1,362,429	8,356,011
WH Group Ltd. ~	7,408,950	4,321,181

		12,677,192

India - 0.9%

Canara Bank	1,427,051	5,734,298
Oil & Natural Gas Corp. Ltd.	1,598,725	2,845,852

		8,580,150

Indonesia - 0.6%

P.T. Bank Mandiri Persero Tbk ADR	9,301,391	5,931,442

Ireland - 1.4%

AIB Group PLC	1,560,741	5,990,756
Bank of Ireland Group PLC	779,713	7,430,131

		13,420,887

Italy - 4.8%

Assicurazioni Generali SpA	484,163	8,609,626
BPER Banca	2,266,614	4,646,953
Eni SpA	1,176,761	16,732,906
UniCredit SpA	1,115,537	15,828,962

		45,818,447

Japan - 25.4%

Alfresa Holdings Corp.	267,050	3,394,551
Alps Alpine Co. Ltd.	334,126	3,020,101
Amada Co. Ltd.	237,080	1,846,225
Benesse Holdings, Inc.	20,063	305,038
Dai-ichi Life Holdings, Inc.	496,265	11,207,336
DeNA Co. Ltd.	253,991	3,396,470
Eisai Co. Ltd.	52,004	3,429,770
Fuji Media Holdings, Inc.	168,352	1,369,355
Hakuhodo DY Holdings, Inc.	198,250	1,989,649
Hino Motors Ltd. *	955,408	3,630,257
Honda Motor Co. Ltd.	569,600	12,992,011
Inpex Corp.	621,906	6,682,637
Isuzu Motors Ltd.	649,411	7,528,537
Japan Airlines Co. Ltd. *	273,877	5,578,234
JGC Holdings Corp.	362,180	4,590,983
Kirin Holdings Co. Ltd.	412,407	6,285,673
Makita Corp.	322,848	7,520,812
Mitsubishi Estate Co. Ltd.	608,637	7,884,026
Mitsubishi UFJ Financial Group, Inc.	2,181,843	14,647,613
MS&AD Insurance Group Holdings, Inc.	313,655	10,027,497
Nikon Corp.	407,094	3,599,820
Nippon Television Holdings, Inc.	315,197	2,486,323
Nissan Motor Co. Ltd.	1,893,368	5,925,149
Nomura Holdings, Inc.	737,115	2,731,361
Ono Pharmaceutical Co. Ltd.	356,390	8,330,108
Resona Holdings, Inc.	2,185,085	12,001,389
Stanley Electric Co. Ltd.	278,326	5,264,185
Subaru Corp.	436,608	6,610,275
Sumitomo Electric Industries Ltd.	692,143	7,820,141
Sumitomo Heavy Industries Ltd.	207,261	4,137,824
Sumitomo Mitsui Financial Group, Inc.	232,802	9,366,185
Sumitomo Mitsui Trust Holdings, Inc.	272,237	9,499,858
Sumitomo Rubber Industries Ltd.	400,337	3,479,163
T&D Holdings, Inc.	1,018,746	14,583,082
Taiheiyo Cement Corp.	204,911	3,186,778
Takeda Pharmaceutical Co. Ltd.	281,258	8,788,376
THK Co. Ltd.	276,089	5,220,331
Tsuruha Holdings, Inc.	74,906	5,810,090
Yamato Holdings Co. Ltd.	518,387	8,214,491

		244,381,704

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value

Luxembourg - 0.4%

RTL Group SA *	98,710	$4,157,227

Malaysia - 0.5%

CIMB Group Holdings Bhd	4,003,071	5,267,913

Netherlands - 6.7%

ABN AMRO Bank NV CVA ~	915,283	12,674,798
ING Groep NV	894,675	10,898,169
Koninklijke Philips NV	599,611	9,022,472
PostNL NV	410,361	748,267
Shell PLC	1,101,752	31,059,289

		64,402,995

Norway - 0.1%

Norsk Hydro ASA	195,871	1,463,619

Russia - 0.1%

Gazprom PJSC ± * Ω	340,336	—
Gazprom PJSC ADR (OTC) * ± Ω	384	—
Gazprom PJSC ADR (SEAQ) * ± Ω	142,682	—
LUKOIL PJSC ADR (OTC) *± Ω	24,064	—
Mobile TeleSystems PJSC ADR * ± Ω	327,186	—
Sberbank of Russia PJSC * ± Ω	927,996	—
VEON Ltd. ADR *	1,511,909	740,836

		740,836

South Africa - 1.4%

Anglo American PLC	237,041	9,282,495
MTN Group Ltd.	172,640	1,289,404
Old Mutual Ltd.	5,310,093	3,257,651

		13,829,550

South Korea - 4.8%

Coway Co. Ltd. *	109,100	4,844,019
Hankook Tire & Technology Co. Ltd. *	127,237	3,141,966
Hyundai Mobis Co. Ltd.	41,345	6,558,072
KB Financial Group, Inc.	303,121	11,613,360
KT Corp. ADR *	699,089	9,437,702
Shinhan Financial Group Co. Ltd.	382,266	10,642,088

		46,237,207

Spain - 0.7%

CaixaBank SA (SIBE)	1,677,447	6,576,915

Sweden - 1.6%

SKF AB Class B	591,731	9,037,819
Telefonaktiebolaget LM Ericsson Class B	1,105,626	6,478,317

		15,516,136

Switzerland - 5.9%

Adecco Group AG	272,842	8,975,098
Novartis AG	233,477	21,129,066
The Swatch Group AG	34,119	9,697,323
UBS Group AG (XVTX)	931,021	17,304,160

		57,105,647

Taiwan - 1.1%

Catcher Technology Co. Ltd.	877,099	4,816,937
Hon Hai Precision Industry Co. Ltd.	1,685,582	5,463,362

		10,280,299

	Shares	Value
Thailand - 1.0%

Kasikornbank PCL	2,018,174	$8,579,762
Kasikornbank PCL NVDR	150,726	640,774

		9,220,536

Turkey - 0.5%

Turk Telekomunikasyon AS	1,742,518	2,286,346
Turkcell Iletisim Hizmetleri AS	1,036,218	2,089,331

		4,375,677

United Kingdom - 8.4%

Babcock International Group PLC *	957,573	3,274,881
BP PLC	4,240,285	24,466,197
British Land Co. PLC REIT	807,594	3,834,261
BT Group PLC	3,892,919	5,256,507
easyJet PLC *	1,353,024	5,307,418
J Sainsbury PLC	2,096,381	5,498,424
Kingfisher PLC	1,214,624	3,451,019
Land Securities Group PLC REIT	554,713	4,144,348
Marks & Spencer Group PLC *	731,502	1,079,147
Standard Chartered PLC	1,835,054	13,686,778
WPP PLC	1,090,266	10,771,809

		80,770,789

United States - 2.3%

GSK PLC	722,387	12,485,184
Holcim AG *	193,855	10,034,568

		22,519,752

Total Common Stocks (Cost $880,016,674)		933,744,024

EXCHANGE-TRADED FUND - 0.1%

iShares Core MSCI EAFE	15,411	949,934

Total Exchange-Traded Fund (Cost $954,804)		949,934

	Principal Amount
SHORT-TERM INVESTMENT - 1.2%

Repurchase Agreement - 1.2%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $11,597,403; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $11,824,221)	$11,592,315	11,592,315

Total Short-Term Investment (Cost $11,592,315)		11,592,315

TOTAL INVESTMENTS - 99.0% (Cost $900,256,821)		953,464,711

OTHER ASSETS & LIABILITIES, NET - 1.0%		9,423,536

NET ASSETS - 100.0%		$962,888,247

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

INTERNATIONAL VALUE PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	33.6%
Consumer, Cyclical	14.4%
Consumer, Non-Cyclical	12.6%
Energy	12.1%
Industrial	11.1%
Communications	8.2%
Others (each less than 3.0%)	7.0%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(b) As of December 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	25.4%
France	12.7%
United Kingdom	8.4%
Netherlands	6.7%
Switzerland	5.9%
Germany	5.4%
South Korea	4.8%
Italy	4.8%
Others (each less than 3.0%)	24.9%

99.0%
Other Assets & Liabilities, Net	1.0%

100.0%

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$7,178,438	$—	$7,178,438	$—
	Common Stocks
	Argentina	1,490,600	1,490,600	—	—
	Austria	12,121,580	—	12,121,580	—
	Belgium	8,740,585	—	8,740,585	—
	Brazil	22,660,190	6,660,907	15,999,283	—
	Burkina Faso	3,989,930	3,989,930	—	—
	Canada	17,672,208	17,672,208	—	—
	China	11,008,969	—	11,008,969	—
	Finland	15,451,952	—	15,451,952	—
	France	122,070,293	—	122,070,293	—
	Germany	45,262,797	—	45,262,797	—
	Hong Kong	12,677,192	—	12,677,192	—
	India	8,580,150	—	8,580,150	—
	Indonesia	5,931,442	—	5,931,442	—
	Ireland	13,420,887	—	13,420,887	—
	Italy	45,818,447	—	45,818,447	—
	Japan	244,381,704	—	244,381,704	—
	Luxembourg	4,157,227	—	4,157,227	—
	Malaysia	5,267,913	—	5,267,913	—
	Netherlands	64,402,995	—	64,402,995	—
	Norway	1,463,619	—	1,463,619	—
	Russia	740,836	740,836	—	—
	South Africa	13,829,550	—	13,829,550	—
	South Korea	46,237,207	9,437,702	36,799,505	—
	Spain	6,576,915	—	6,576,915	—
	Sweden	15,516,136	—	15,516,136	—
	Switzerland	57,105,647	—	57,105,647	—
	Taiwan	10,280,299	—	10,280,299	—
	Thailand	9,220,536	—	9,220,536	—
	Turkey	4,375,677	—	4,375,677	—
	United Kingdom	80,770,789	—	80,770,789	—
	United States	22,519,752	—	22,519,752	—

	Total Common Stocks	933,744,024	39,992,183	893,751,841	—

	Exchange-Traded Fund	949,934	949,934	—	—
	Short-Term Investment	11,592,315	—	11,592,315	—

	Total	$953,464,711	$40,942,117	$912,522,594	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
RIGHTS - 0.0%

Technology - 0.0%

Contra Abiomed, Inc. - Contingent Value Rights *	11,083	$11,305

Total Rights (Cost $11,305)		11,305

WARRANTS - 0.0%

Consumer, Non-Cyclical - 0.0%

CareMax, Inc. Exercise @ $ 11.50 Exp 07/16/25 *	3,646	1,905
Nuvation Bio, Inc. Exercise @ $ 11.50 Exp 07/07/27 *	3,472	501

		2,406

Total Warrants (Cost $16,587)		2,406

COMMON STOCKS - 97.2%

Consumer, Non-Cyclical - 95.4%

10X Genomics, Inc. Class A *	7,617	277,564
Abbott Laboratories	119,034	13,068,743
AbbVie, Inc.	77,490	12,523,159
Agiliti, Inc. *	29,088	474,425
Alcon, Inc. (Switzerland)	56,764	3,891,172
Align Technology, Inc. *	2,805	591,575
Alkermes PLC *	16,222	423,881
Alnylam Pharmaceuticals, Inc. *	11,422	2,714,438
Amedisys, Inc. *	17,097	1,428,283
AmerisourceBergen Corp.	40,464	6,705,289
Amgen, Inc.	50,610	13,292,210
Apellis Pharmaceuticals, Inc. *	8,400	434,364
Arcutis Biotherapeutics, Inc. *	34,856	515,869
Argenx SE ADR * (Netherlands)	5,090	1,928,245
Arvinas, Inc. *	7,925	271,114
AstraZeneca PLC (United Kingdom)	43,588	5,898,300
AstraZeneca PLC ADR (United Kingdom)	18,553	1,257,893
Avantor, Inc. *	58,070	1,224,696
Bausch & Lomb Corp. *	57,594	893,283
Baxter International, Inc.	52,863	2,694,427
Biogen, Inc. *	19,026	5,268,680
BioMarin Pharmaceutical, Inc. *	22,437	2,322,005
BioNTech SE ADR (Germany)	7,155	1,074,824
Blueprint Medicines Corp. *	10,215	447,519
Boston Scientific Corp. *	302,457	13,994,685
Bristol-Myers Squibb Co.	28,146	2,025,105
Catalent, Inc. *	14,315	644,318
Centene Corp. *	26,459	2,169,903
Cerevel Therapeutics Holdings, Inc. *	14,624	461,241
Cigna Corp.	31,696	10,502,153
Cooper Cos., Inc.	7,772	2,569,967
Daiichi Sankyo Co. Ltd. (Japan)	82,100	2,642,527
Danaher Corp.	48,925	12,985,674
Decibel Therapeutics, Inc. *	20,803	42,646
Design Therapeutics, Inc. *	11,344	116,389
Dexcom, Inc. *	38,066	4,310,594
Edwards Lifesciences Corp. *	28,007	2,089,602
Elevance Health, Inc.	25,903	13,287,462
Eli Lilly & Co.	66,338	24,269,094
Enanta Pharmaceuticals, Inc. *	2,470	114,904
Encompass Health Corp.	34,862	2,085,096
Exact Sciences Corp. *	19,110	946,136
Genmab AS * (Denmark)	1,934	817,685

	Shares	Value
Genmab AS ADR * (Denmark)	13,000	$550,940
Gilead Sciences, Inc.	120,569	10,350,849
Glaukos Corp. *	3,530	154,190
Guardant Health, Inc. *	9,220	250,784
HCA Healthcare, Inc.	5,992	1,437,840
Horizon Therapeutics PLC *	5,304	603,595
ICON PLC ADR *	5,965	1,158,701
Imago Biosciences, Inc. *	19,609	704,944
Immuneering Corp. Class A *	11,507	55,809
Immunocore Holdings PLC ADR * (United Kingdom)	7,997	456,389
Incyte Corp. *	21,570	1,732,502
Insulet Corp. *	6,290	1,851,713
Intuitive Surgical, Inc. *	33,806	8,970,422
Ionis Pharmaceuticals, Inc. *	13,405	506,307
IQVIA Holdings, Inc. *	18,055	3,699,289
iRhythm Technologies, Inc. *	1,670	156,429
Johnson & Johnson	128,927	22,774,955
Karuna Therapeutics, Inc. *	2,665	523,673
Krystal Biotech, Inc. *	2,235	177,057
Legend Biotech Corp. ADR *	10,392	518,769
LHC Group, Inc. *	16,858	2,725,770
Masimo Corp.*	6,060	896,577
McKesson Corp.	17,617	6,608,489
Medtronic PLC	92,197	7,165,551
Merck & Co., Inc.	162,742	18,056,225
Mirati Therapeutics, Inc. *	3,200	144,992
Moderna, Inc. *	29,994	5,387,522
Monte Rosa Therapeutics, Inc. *	22,869	174,033
MoonLake Immunotherapeutics *	10,006	105,063
Nautilus Biotechnology, Inc. SPAC *	13,880	24,984
Neurocrine Biosciences, Inc. *	16,210	1,936,122
Nevro Corp. *	25,801	1,021,720
Novocure Ltd. *	8,335	611,372
Nuvalent, Inc. Class A *	8,080	240,622
Omnicell, Inc. *	5,152	259,764
Penumbra, Inc. *	15,405	3,426,996
Pfizer, Inc.	242,666	12,434,206
PMV Pharmaceuticals, Inc. *	14,248	123,958
Prime Medicine, Inc. *	16,502	306,607
Prometheus Biosciences, Inc. *	4,949	544,390
Prothena Corp. PLC * (Ireland)	6,265	377,466
PTC Therapeutics, Inc. *	6,140	234,364
QIAGEN NV *	22,146	1,104,421
Quest Diagnostics, Inc.	29,600	4,630,624
Rapid Micro Biosystems, Inc. Class A *	16,316	18,437
Regeneron Pharmaceuticals, Inc. *	7,765	5,602,370
ResMed, Inc.	12,212	2,541,684
REVOLUTION Medicines, Inc. *	13,995	333,361
Rhythm Pharmaceuticals, Inc. *	34,632	1,008,484
Roche Holding AG	4,677	1,469,688
Rocket Pharmaceuticals, Inc. *	12,263	239,987
Sage Therapeutics, Inc. *	15,705	598,989
Sanofi (France)	17,776	1,714,078
Sarepta Therapeutics, Inc. *	13,754	1,782,243
Seagen, Inc. *	15,481	1,989,463
STERIS PLC	3,515	649,185
Stryker Corp.	43,184	10,558,056
Tenaya Therapeutics, Inc. *	19,591	39,378
Thermo Fisher Scientific, Inc.	30,776	16,948,036
TScan Therapeutics, Inc. *	23,807	38,805
Ultragenyx Pharmaceutical, Inc. *	4,520	209,412
UnitedHealth Group, Inc.	69,923	37,071,776
Vertex Pharmaceuticals, Inc. *	33,264	9,605,978
Waters Corp. *	7,960	2,726,937
West Pharmaceutical Services, Inc.	5,541	1,304,074
Zimmer Biomet Holdings, Inc.	10,825	1,380,188
Zoetis, Inc.	55,961	8,201,085

		406,905,828

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value

Diversified - 0.0%

Health Sciences Acquisitions Corp. 2 SPAC *	11,840	$118,282

Industrial - 1.8%

Agilent Technologies, Inc.	44,752	6,697,137
Mettler-Toledo International, Inc. *	755	1,091,314

		7,788,451

Total Common Stocks (Cost $ 347,136,988)		414,812,561

	Principal Amount
SHORT-TERM INVESTMENT - 2.8%

Repurchase Agreement - 2.8%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $11,762,024; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $11,992,012)	$11,756,865	11,756,865

Total Short-Term Investment (Cost $11,756,865)		11,756,865

TOTAL INVESTMENTS - 100.0% (Cost $358,921,745)		426,583,137

DERIVATIVES - 0.1%		114,218

OTHER ASSETS & LIABILITIES, NET - (0.1%)		(215,841)

NET ASSETS - 100.0%		$426,481,514

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by health care sector as a percentage of net assets was as follows:

Medical-Drugs	26.9%
Medical-Biomedical/Gene	17.1%
Medical-HMO	12.3%
Medical Products	10.9%
Diagnostic Equipment	8.0%
Medical Instruments	6.8%
Pharmacy Services	3.1%
Others (each less than 3.0%)	12.1%

	97.2%
Short-Term Investment	2.8%
Derivatives	0.1%
Other Assets & Liabilities, Net	(0.1%	)

	100.0%

(b)	Forward foreign currency contracts outstanding as of December 31, 2022 were as follows:

Currency Purchased		Currency Sold		Settlement Month	Counterparty	Unrealized Appreciation	Unrealized Depreciation
USD	1,890,945	EUR	1,763,000	03/23	JPM	$—	($5,309)
USD	4,051,612	GBP	3,320,000	03/23	BNY	30,916	—
USD	3,324,121	GBP	2,671,651	03/23	RBC	88,611	—

Total Forward Foreign Currency Contracts						$119,527	($5,309)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

HEALTH SCIENCES PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$11,305	$—	$11,305	$—
	Warrants	2,406	2,406	—	—
	Common Stocks
	Consumer, Non-Cyclical	406,905,828	394,363,550	12,542,278	—
	Diversified	118,282	118,282	—	—
	Industrial	7,788,451	7,788,451	—	—

	Total Common Stocks	414,812,561	402,270,283	12,542,278	—

	Short-Term Investment	11,756,865	—	11,756,865	—
	Derivatives:
	Foreign Currency Contracts Forward Foreign Currency Contracts	119,527	—	119,527	—

	Total Assets	426,702,664	402,272,689	24,429,975	—

Liabilities	Derivatives:
	Foreign Currency Contracts Forward Foreign Currency Contracts	(5,309)	—	(5,309)	—

	Total Liabilities	(5,309)	—	(5,309)	—

	Total	$426,697,355	$402,272,689	$24,424,666	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

REAL ESTATE PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 98.9%
Consumer, Cyclical - 1.1%
Marriott Vacations Worldwide Corp.	37,316	$5,022,361

Financial - 97.8%
Agree Realty Corp. REIT	87,069	6,175,804
Alexandria Real Estate Equities, Inc. REIT	118,676	17,287,533
American Homes 4 Rent Class A REIT	487,575	14,695,511
American Tower Corp. REIT	86,598	18,346,652
Apartment Income REIT Corp.	234,238	8,036,706
Apple Hospitality REIT, Inc.	253,831	4,005,453
AvalonBay Communities, Inc. REIT	129,907	20,982,579
Broadstone Net Lease, Inc. REIT	366,439	5,939,976
Cousins Properties, Inc. REIT	240,448	6,080,930
CubeSmart REIT	312,753	12,588,308
DiamondRock Hospitality Co. REIT	325,453	2,665,460
Digital Realty Trust, Inc. REIT	152,781	15,319,351
Equinix, Inc. REIT	27,971	18,321,844
Equity LifeStyle Properties, Inc. REIT	211,694	13,675,432
Equity Residential REIT	62,468	3,685,612
Essex Property Trust, Inc. REIT	78,708	16,679,799
Extra Space Storage, Inc. REIT	115,428	16,988,693
First Industrial Realty Trust, Inc. REIT	237,416	11,457,696
Gaming & Leisure Properties, Inc. REIT	134,680	7,015,481
Healthcare Realty Trust, Inc. REIT	237,017	4,567,318
InvenTrust Properties Corp. REIT	91,928	2,175,936
Invitation Homes, Inc. REIT	522,778	15,495,140
Kilroy Realty Corp. REIT	183,964	7,113,888
Medical Properties Trust, Inc. REIT	471,622	5,253,869
NETSTREIT Corp. REIT	155,373	2,847,987
Prologis, Inc. REIT	275,654	31,074,475
Public Storage REIT	35,079	9,828,785
Regency Centers Corp. REIT	234,641	14,665,063
Rexford Industrial Realty, Inc. REIT	284,951	15,569,723
Sabra Health Care REIT, Inc.	431,122	5,358,846
Simon Property Group, Inc. REIT	50,504	5,933,210
Sun Communities, Inc. REIT	130,380	18,644,340
Terreno Realty Corp. REIT	159,187	9,052,965
Ventas, Inc. REIT	468,786	21,118,809
VICI Properties, Inc. REIT	689,120	22,327,488
Welltower, Inc. REIT	275,954	18,088,785

		429,065,447

Total Common Stocks (Cost $448,601,065)		434,087,808

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.4%
Repurchase Agreement - 0.4%
Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $1,801,342; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $1,836,636)	$1,800,551	$1,800,551

Total Short-Term Investment (Cost $1,800,551)		1,800,551

TOTAL INVESTMENTS - 99.3% (Cost $450,401,616)		435,888,359

OTHER ASSETS & LIABILITIES, NET - 0.7%		3,065,592

NET ASSETS - 100.0%		$438,953,951

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by real estate sector as a percentage of net assets was as follow:

REITS-Diversified	20.4%
REITS-Apartments	18.1%
REITS-Warehouse/Industrial	15.3%
REITS-Health Care	12.4%
REITS-Storage	9.0%
REITS-Manufactured Homes	7.4%
REITS-Office Property	6.9%
REITS-Shopping Centers	4.0%
Others (each less than 3.0%)	5.4%

98.9%
Short-Term Investment	0.4%
Other Assets & Liabilities, Net	0.7%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$434,087,808	$434,087,808	$—	$—
	Short-Term Investment	1,800,551	—	1,800,551	—

	Total	$435,888,359	$434,087,808	$1,800,551	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 95.4%

Communications - 24.9%

‘Alphabet, Inc. Class A *	197,104	$17,390,486
Amazon.com, Inc. *	180,297	15,144,948
Arista Networks, Inc. *	9,914	1,203,064
Booking Holdings, Inc. *	3,094	6,235,276
Charter Communications, Inc. Class A *	3,341	1,132,933
FactSet Research Systems, Inc.	1,210	485,464
Meta Platforms, Inc. Class A *	19,391	2,333,513
Palo Alto Networks, Inc.*	12,112	1,690,109
Pinterest, Inc. Class A *	14,301	347,228
Q2 Holdings, Inc. *	16,376	440,023
Shopify, Inc. Class A * (Canada)	32,035	1,111,935
Tencent Holdings Ltd. (China)	44,700	1,895,296

		49,410,275

Consumer, Cyclical - 0.6%

Mobileye Global, Inc. Class A * (Israel)	35,107	1,230,851

Consumer, Non-Cyclical - 12.1%

Dun & Bradstreet Holdings, Inc.	96,391	1,181,754
Equifax, Inc.	5,432	1,055,763
FleetCor Technologies, Inc. *	13,953	2,562,887
Gartner, Inc. *	6,096	2,049,109
Global Payments, Inc.	31,866	3,164,931
Maravai LifeSciences Holdings, Inc. Class A *	17,484	250,196
Morningstar, Inc.	4,675	1,012,558
Nuvei Corp. * ~ (Canada)	12,746	323,876
Paya Holdings, Inc. *	241,657	1,901,841
PayPal Holdings, Inc. *	39,332	2,801,225
S&P Global, Inc.	4,100	1,373,254
TransUnion	10,956	621,753
Verisk Analytics, Inc.	10,521	1,856,115
WEX, Inc. *	24,089	3,942,165

		24,097,427

Energy - 0.5%

Enphase Energy, Inc. *	3,664	970,814

Financial - 14.3%

Aon PLC Class A	8,762	2,629,827
Arthur J Gallagher & Co.	22,204	4,186,342
Charles Schwab Corp.	31,429	2,616,778
CME Group, Inc.	3,980	669,277
Mastercard, Inc. Class A	34,558	12,016,853
SBA Communications Corp. REIT	1,945	545,203
Tradeweb Markets, Inc. Class A	13,606	883,438
Visa, Inc. Class A	22,842	4,745,654

		28,293,372

Industrial - 0.7%

Hitachi Ltd. (Japan)	29,700	1,494,394

	Shares	Value
Technology - 42.3%

Accenture PLC Class A	17,952	$4,790,312
Activision Blizzard, Inc.	20,653	1,580,987
Adobe, Inc. *	15,582	5,243,810
Advanced Micro Devices, Inc. *	23,933	1,550,140
Apple, Inc.	18,378	2,387,854
Asana, Inc. Class A *	3,141	43,252
Atlassian Corp. Class A *	5,739	738,495
Black Knight, Inc. *	36,355	2,244,921
Constellation Software, Inc. (Canada)	1,304	2,035,896
Descartes Systems Group, Inc. * (Canada)	26,363	1,837,817
Endava PLC ADR * (United Kingdom)	19,596	1,499,094
Fidelity National Information Services, Inc.	34,739	2,357,041
Freshworks, Inc. Class A *	14,119	207,691
HubSpot, Inc. *	3,085	891,966
Intuit, Inc.	13,243	5,154,440
KLA Corp.	6,953	2,621,490
Lam Research Corp.	2,017	847,745
Marvell Technology, Inc.	64,970	2,406,489
Microsoft Corp.	107,414	25,760,025
MSCI, Inc.	3,136	1,458,773
NVIDIA Corp.	33,280	4,863,539
Paycor HCM, Inc. *	26,047	637,370
Qualtrics International, Inc. Class A *	18,234	189,269
Rakus Co. Ltd. (Japan)	27,100	324,790
RingCentral, Inc. Class A *	19,091	675,821
Salesforce, Inc. *	31,707	4,204,031
ServiceNow, Inc. *	8,465	3,286,706
Take-Two Interactive Software, Inc. *	17,439	1,815,923
TaskUS, Inc. Class A * (Philippines)	22,614	382,177
Thoughtworks Holding, Inc.*	98,686	1,005,610
Topicus.com, Inc. * (Netherlands)	16,369	859,433

		83,902,907

Total Common Stocks (Cost $190,144,973)		189,400,040

	Principal Amount

SHORT-TERM INVESTMENT - 4.0%

Repurchase Agreement - 4.0%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $7,942,324; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $8,097,649)	$7,938,840	7,938,840

Total Short-Term Investment (Cost $7,938,840)		7,938,840

TOTAL INVESTMENTS - 99.4% (Cost $198,083,813)		197,338,880

DERIVATIVES - 0.5%		969,234

OTHER ASSETS & LIABILITIES, NET - 0.1%		144,411

NET ASSETS - 100.0%		$198,452,525

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

TECHNOLOGY PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Notes to’ Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by technology sector as a percentage of net assets was as follows:

Applications Software	18.2%
Commercial Services-Finance	9.5%
Web Portals/ISP	8.8%
Finance-Credit Card	8.4%
E-Commerce/Products	7.6%
Enterprise Software/Serv	6.1%
Electronic Components-Semiconductor	4.4%
Computer Services	3.9%
Insurance Brokers	3.4%
E-Commerce/Services	3.1%
Others (each less than 3.0%)	22.0%

95.4%
Short-Term Investment	4.0%
Derivatives	0.5%
Other Assets & Liabilities, Net	0.1%

100.0%

(b)	Purchased options outstanding as of December 31, 2022 were as follows:

Options on Securities

Description	Exercise Price	Expiration Date	Exchange	Number of Contracts	Notional Amount	Cost	Value
Put - Invesco QQQ Trust	$295.00	06/16/23	OCC	282	$ 8,319,000	$750,146	$969,234

Total Purchased Options						$750,146	$969,234

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Communications	$49,410,275	$47,514,979	$1,895,296	$—
	Consumer, Cyclical	1,230,851	1,230,851	—	—
	Consumer, Non-Cyclical	24,097,427	24,097,427	—	—
	Energy	970,814	970,814	—	—
	Financial	28,293,372	28,293,372	—	—
	Industrial	1,494,394	—	1,494,394	—
	Technology	83,902,907	83,578,117	324,790	—

	Total Common Stocks	189,400,040	185,685,560	3,714,480	—

	Short-Term Investment	7,938,840	—	7,938,840	—
	Derivatives:
	Equity Contracts
	Purchased options	969,234	—	969,234	—

	Total	$198,308,114	$185,685,560	$12,622,554	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

ESG DIVERSIFIED PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
MUTUAL FUNDS - 100.2%

Affiliated Mutual Fund - 12.5%

Pacific Funds ESG Core Bond Class I	296,269	$2,482,737

Unaffiliated Mutual Funds - 87.7%

BlackRock Advantage ESG Emerging Markets Equity Fund Class K	38,267	299,633
Calvert Green Bond Fund Class R6	182,096	2,481,968
Calvert Small Cap Fund Class R6	29,781	892,831
Calvert US Mid Cap Core Responsible Index Fund Class R6	42,441	1,388,684
Fidelity International Sustainability Index Fund Institutional	229,114	2,401,119
Fidelity US Sustainability Index Fund Institutional	439,248	7,317,875
JPMorgan High Yield Fund Class R6	292,981	1,798,903
PIMCO Low Duration ESG Fund Institutional	91,297	807,062

		17,388,075

Total Mutual Funds (Cost $22,172,433)		19,870,812

TOTAL INVESTMENTS - 100.2% (Cost $22,172,433)		19,870,812

OTHER ASSETS & LIABILITIES, NET - (0.2%)		(42,645)

NET ASSETS - 100.0%		$19,828,167

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Equity Funds	62.0%
Fixed Income Funds	38.2%

	100.2%
Other Assets & Liabilities, Net	(0.2%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Funds	$19,870,812	$19,870,812	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

ESG DIVERSIFIED GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
MUTUAL FUNDS - 100.3%

Affiliated Mutual Fund - 5.1%

Pacific Funds ESG Core Bond Class I	71,441	$598,676

Unaffiliated Mutual Funds - 95.2%

BlackRock Advantage ESG Emerging Markets Equity Fund Class K	45,237	354,209
Calvert Green Bond Fund Class R6	43,658	595,062
Calvert Small Cap Fund Class R6	27,416	821,917
Calvert US Mid Cap Core Responsible Index Fund Class R6	32,206	1,053,792
Fidelity International Sustainability Index Fund Institutional	185,549	1,944,558
Fidelity US Sustainability Index Fund Institutional	312,791	5,211,097
JPMorgan High Yield Fund Class R6	135,761	833,573
PIMCO Low Duration ESG Fund Institutional	40,957	362,060

		11,176,268

Total Mutual Funds (Cost $13,143,698)		11,774,944

TOTAL INVESTMENTS - 100.3% (Cost $13,143,698)		11,774,944

OTHER ASSETS & LIABILITIES, NET - (0.3%)		(39,820)

NET ASSETS - 100.0%		$11,735,124

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Equity Funds	80.0%
Fixed Income Funds	20.3%

	100.3%
Other Assets & Liabilities, Net	(0.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Mutual Funds	$11,774,944	$11,774,944	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PSF AVANTIS BALANCED ALLOCATION PORTFOLIO (Formerly PSF DFA Balanced Allocation Portfolio)

Schedule of Investments

December 31, 2022

	Shares	Value
EXCHANGE-TRADED FUNDS - 86.1%

American Century Diversified Corporate Bond *	439,921	$19,940,123
Avantis Core Fixed Income *	1,301,974	53,347,343
Avantis Emerging Markets Equity *	141,362	7,131,713
Avantis International Equity *	599,598	31,892,618
Avantis Real Estate *	161,617	6,645,691
Avantis Short-Term Fixed Income *	394,564	18,101,413
Avantis US Equity *	2,083,556	141,702,643
Avantis US Small Cap Value *	21,231	1,581,922

Total Exchange-Traded Funds (Cost $277,084,428)		280,343,466

MUTUAL FUNDS - 13.4%

American Century Diversified Bond Fund Class I *	3,489,708	32,175,104
American Century Short Duration Bond Fund Class I *	1,031,246	10,023,710
American Century Small Cap Growth Fund Class I *	94,131	1,574,808

Total Mutual Funds (Cost $43,099,617)		43,773,622

TOTAL INVESTMENTS - 99.5% (Cost $320,184,045)		324,117,088

OTHER ASSETS & LIABILITIES, NET - 0.5%		1,582,823

NET ASSETS - 100.0%		$325,699,911

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Exchange-Traded Funds	86.1%
Fixed Income Mutual funds	12.9%
Equity Mutual funds	0.5%

99.5%
Other Assets & Liabilities, Net	0.5%

100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Exchange-Traded Funds	$280,343,466	$280,343,466	$—	$—
	Mutual Funds	43,773,622	43,773,622	—	—

	Total	$324,117,088	$324,117,088	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PACIFIC DYNAMIX - CONSERVATIVE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio Class P *	2,607,946	$28,620,678
PD Aggregate Bond Index Portfolio Class P *	17,787,462	215,186,313
PD High Yield Bond Market Portfolio Class P *	3,368,467	57,074,225
PD Large-Cap Growth Index Portfolio Class P *	1,000,553	58,194,749
PD Large-Cap Value Index Portfolio Class P *	1,566,999	62,692,209
PD Mid-Cap Index Portfolio Class P *	2,965,014	33,677,806
PD Small-Cap Growth Index Portfolio Class P *	73,459	2,552,649
PD Small-Cap Value Index Portfolio Class P *	330,636	10,265,059
PD Emerging Markets Index Portfolio Class P *	323,594	5,255,478
PD International Large-Cap Index Portfolio Class P *	2,078,659	44,999,269

Total Affiliated Mutual Funds (Cost $500,629,592)		518,518,435

TOTAL INVESTMENTS - 100.0% (Cost $500,629,592)		518,518,435

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(215,234)

NET ASSETS - 100.0%		$518,303,201

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	58.0%
Affiliated Equity Funds	42.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$518,518,435	$518,518,435	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PACIFIC DYNAMIX - MODERATE GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio Class P *	8,791,978	$96,486,802
PD Aggregate Bond Index Portfolio Class P *	51,446,338	622,379,275
PD High Yield Bond Market Portfolio Class P *	11,389,861	192,986,161
PD Large-Cap Growth Index Portfolio Class P *	7,199,963	418,768,631
PD Large-Cap Value Index Portfolio Class P *	10,964,108	438,649,925
PD Mid-Cap Index Portfolio Class P *	17,961,639	204,015,410
PD Small-Cap Growth Index Portfolio Class P *	670,659	23,305,037
PD Small-Cap Value Index Portfolio Class P *	1,896,363	58,875,325
PD Emerging Markets Index Portfolio Class P *	2,248,519	36,518,054
PD International Large-Cap Index Portfolio Class P *	13,728,640	297,200,664

Total Affiliated Mutual Funds (Cost $2,139,408,062)		2,389,185,284

TOTAL INVESTMENTS - 100.0% (Cost $2,139,408,062)		2,389,185,284

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(1,065,647)

NET ASSETS - 100.0%		$2,388,119,637

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	61.9%
Affiliated Fixed Income Funds	38.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$2,389,185,284	$2,389,185,284	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PACIFIC DYNAMIX - GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

PD 1-3 Year Corporate Bond Portfolio Class P *	3,965,766	$43,521,954
PD Aggregate Bond Index Portfolio Class P *	15,615,130	188,906,216
PD High Yield Bond Market Portfolio Class P *	6,623,125	112,220,115
PD Large-Cap Growth Index Portfolio Class P *	6,224,471	362,031,425
PD Large-Cap Value Index Portfolio Class P *	9,413,745	376,623,299
PD Mid-Cap Index Portfolio Class P *	15,117,023	171,705,138
PD Small-Cap Growth Index Portfolio Class P *	1,213,256	42,159,967
PD Small-Cap Value Index Portfolio Class P *	2,186,779	67,891,711
PD Emerging Markets Index Portfolio Class P *	3,801,631	61,742,048
PD International Large-Cap Index Portfolio Class P *	13,748,795	297,637,001

Total Affiliated Mutual Funds (Cost $1,622,654,417)		1,724,438,874

TOTAL INVESTMENTS - 100.0% (Cost $1,622,654,417)		1,724,438,874

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(690,942)

NET ASSETS - 100.0%		$1,723,747,932

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	80.0%
Affiliated Fixed Income Funds	20.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,724,438,874	$1,724,438,874	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio Class P *	4,096,362	$46,158,428
Diversified Bond Portfolio Class P *	15,517,900	205,012,875
Floating Rate Income Portfolio Class P *	3,814,634	52,792,915
High Yield Bond Portfolio Class P *	8,376,377	81,898,298
Inflation Managed Portfolio Class P *	3,960,782	52,729,380
Intermediate Bond Portfolio Class P *	17,994,540	156,656,884
Managed Bond Portfolio Class P *	14,559,483	205,336,072
Short Duration Bond Portfolio Class P *	13,149,543	140,763,058
Emerging Markets Debt Portfolio Class P *	2,609,767	29,448,610
Dividend Growth Portfolio Class P *	414,675	15,141,695
Equity Index Portfolio Class P *	101,555	10,285,707
Focused Growth Portfolio Class P *	310,262	13,272,753
Growth Portfolio Class P *	210,251	10,210,757
Large-Cap Core Portfolio Class P *	167,364	10,234,665
Large-Cap Growth Portfolio Class P *	549,319	9,973,586
Large-Cap Value Portfolio Class P *	460,081	16,343,875
Mid-Cap Equity Portfolio Class P *	197,204	6,925,454
Mid-Cap Growth Portfolio Class P *	554,946	13,612,373
Mid-Cap Value Portfolio Class P *	366,872	13,899,585
Small-Cap Equity Portfolio Class P *	246,787	8,531,541
Small-Cap Value Portfolio Class P *	270,184	8,500,609
Value Portfolio Class P *	680,128	15,260,001
Value Advantage Portfolio Class P *	606,318	14,476,330
Emerging Markets Portfolio Class P *	337,551	5,827,734
International Growth Portfolio Class P *	373,997	2,916,351
International Large-Cap Portfolio Class P *	415,393	5,259,173
International Small-Cap Portfolio Class P *	384,956	5,890,236
International Value Portfolio Class P *	593,696	9,442,422

Total Affiliated Mutual Funds (Cost $1,204,718,241)		1,166,801,367

TOTAL INVESTMENTS - 100.0% (Cost $1,204,718,241)		1,166,801,367

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(439,121)

NET ASSETS - 100.0%		$1,166,362,246

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	83.2%
Affiliated Equity Funds	16.8%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,166,801,367	$1,166,801,367	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE-CONSERVATIVE PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio Class P *	4,854,583	$54,702,177
Diversified Bond Portfolio Class P *	18,446,940	243,709,531
Floating Rate Income Portfolio Class P *	4,805,020	66,499,438
High Yield Bond Portfolio Class P *	11,886,611	116,218,895
Inflation Managed Portfolio Class P *	4,357,258	58,007,614
Intermediate Bond Portfolio Class P *	21,421,033	186,487,254
Managed Bond Portfolio Class P *	17,306,044	244,071,521
Short Duration Bond Portfolio Class P *	7,749,198	82,953,511
Emerging Markets Debt Portfolio Class P *	2,233,363	25,201,269
Dividend Growth Portfolio Class P *	1,111,500	40,585,961
Equity Index Portfolio Class P *	265,659	26,906,439
Focused Growth Portfolio Class P *	841,601	36,002,930
Growth Portfolio Class P *	557,481	27,073,826
Large-Cap Core Portfolio Class P *	437,837	26,774,763
Large-Cap Growth Portfolio Class P *	1,375,886	24,980,975
Large-Cap Value Portfolio Class P *	1,170,287	41,573,185
Mid-Cap Equity Portfolio Class P *	397,391	13,955,665
Mid-Cap Growth Portfolio Class P *	1,020,988	25,044,000
Mid-Cap Value Portfolio Class P *	918,431	34,796,383
Small-Cap Equity Portfolio Class P *	305,882	10,574,472
Small-Cap Growth Portfolio Class P *	87,602	2,438,940
Small-Cap Index Portfolio Class P *	394,670	11,239,082
Small-Cap Value Portfolio Class P *	257,543	8,102,900
Value Portfolio Class P *	1,753,041	39,332,915
Value Advantage Portfolio Class P *	1,592,963	38,033,267
Emerging Markets Portfolio Class P *	1,440,740	24,874,021
International Growth Portfolio Class P *	3,189,572	24,871,641
International Large-Cap Portfolio Class P *	2,625,559	33,241,459
International Small-Cap Portfolio Class P *	1,097,175	16,787,954
International Value Portfolio Class P *	3,185,987	50,671,417
Real Estate Portfolio Class P *	495,205	15,465,452

Total Affiliated Mutual Funds (Cost $1,604,499,854)		1,651,178,857

TOTAL INVESTMENTS - 100.0% (Cost $1,604,499,854)		1,651,178,857

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(621,443)

NET ASSETS - 100.0%		$1,650,557,414

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	65.3%
Affiliated Equity Funds	34.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,651,178,857	$1,651,178,857	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION MODERATE PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio Class P *	16,122,289	$181,668,397
Diversified Bond Portfolio Class P *	61,233,081	808,973,501
Floating Rate Income Portfolio Class P *	18,099,001	250,482,506
High Yield Bond Portfolio Class P *	36,517,938	357,046,620
Inflation Managed Portfolio Class P *	10,645,439	141,721,348
Intermediate Bond Portfolio Class P *	71,004,974	618,155,170
Managed Bond Portfolio Class P *	57,313,584	808,307,970
Short Duration Bond Portfolio Class P *	29,939,975	320,501,058
Emerging Markets Debt Portfolio Class P *	6,451,700	72,800,976
Dividend Growth Portfolio Class P *	7,239,572	264,349,903
Equity Index Portfolio Class P *	1,733,334	175,555,675
Focused Growth Portfolio Class P *	5,562,104	237,941,873
Growth Portfolio Class P *	3,932,567	190,983,577
Large-Cap Core Portfolio Class P *	2,854,994	174,589,455
Large-Cap Growth Portfolio Class P *	9,715,989	176,406,232
Large-Cap Value Portfolio Class P *	7,081,634	251,567,405
Mid-Cap Equity Portfolio Class P *	2,311,046	81,159,789
Mid-Cap Growth Portfolio Class P *	6,794,806	166,670,951
Mid-Cap Value Portfolio Class P *	4,531,747	171,693,280
Small-Cap Equity Portfolio Class P *	2,237,126	77,338,337
Small-Cap Growth Portfolio Class P *	1,626,833	45,293,004
Small-Cap Index Portfolio Class P *	1,698,308	48,363,019
Small-Cap Value Portfolio Class P *	2,443,979	76,893,241
Value Portfolio Class P *	10,965,575	246,034,188
Value Advantage Portfolio Class P *	9,714,899	231,951,000
Emerging Markets Portfolio Class P *	6,224,919	107,471,664
International Growth Portfolio Class P *	20,215,405	157,635,682
International Large-Cap Portfolio Class P *	14,789,274	187,242,780
International Small-Cap Portfolio Class P *	4,746,197	72,621,911
International Value Portfolio Class P *	17,139,852	272,600,151
Real Estate Portfolio Class P *	3,174,649	99,145,547

Total Affiliated Mutual Funds (Cost $6,612,911,355)		7,073,166,210

TOTAL INVESTMENTS - 100.0% (Cost $6,612,911,355)		7,073,166,210

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,563,132)

NET ASSETS - 100.0%		$7,070,603,078

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Fixed Income Funds	50.3%
Affiliated Equity Funds	49.7%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$7,073,166,210	$7,073,166,210	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio Class P *	9,561,174	$107,736,766
Diversified Bond Portfolio Class P *	36,132,829	477,364,532
Floating Rate Income Portfolio Class P *	7,116,439	98,488,503
High Yield Bond Portfolio Class P *	20,143,316	196,947,124
Inflation Managed Portfolio Class P *	9,688,700	128,984,410
Intermediate Bond Portfolio Class P *	41,750,839	363,474,496
Managed Bond Portfolio Class P *	34,133,738	481,396,739
Short Duration Bond Portfolio Class P *	15,221,591	162,943,893
Emerging Markets Debt Portfolio Class P *	5,959,080	67,242,257
Dividend Growth Portfolio Class P *	9,301,824	339,652,186
Equity Index Portfolio Class P *	2,235,039	226,369,333
Focused Growth Portfolio Class P *	7,484,973	320,200,482
Growth Portfolio Class P *	5,260,916	255,494,285
Large-Cap Core Portfolio Class P *	3,677,969	224,916,310
Large-Cap Growth Portfolio Class P *	13,085,365	237,581,571
Large-Cap Value Portfolio Class P *	8,704,262	309,209,521
Mid-Cap Equity Portfolio Class P *	3,043,921	106,897,029
Mid-Cap Growth Portfolio Class P *	8,188,397	200,854,576
Mid-Cap Value Portfolio Class P *	6,369,165	241,307,151
Small-Cap Equity Portfolio Class P *	2,444,575	84,509,932
Small-Cap Growth Portfolio Class P *	1,385,159	38,564,519
Small-Cap Index Portfolio Class P *	1,898,833	54,073,410
Small-Cap Value Portfolio Class P *	2,563,774	80,662,268
Value Portfolio Class P *	13,292,972	298,253,891
Value Advantage Portfolio Class P *	12,005,709	286,645,908
Emerging Markets Portfolio Class P *	9,588,858	165,549,244
International Growth Portfolio Class P *	32,382,773	252,514,387
International Large-Cap Portfolio Class P *	17,990,626	227,774,185
International Small-Cap Portfolio Class P *	6,582,159	100,714,113
International Value Portfolio Class P *	16,427,518	261,270,865
Real Estate Portfolio Class P *	2,905,139	90,728,642

Total Affiliated Mutual Funds (Cost $5,805,239,057)		6,488,322,528

TOTAL INVESTMENTS - 100.0% (Cost $5,805,239,057)		6,488,322,528

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(2,330,350)

NET ASSETS - 100.0%		$6,485,992,178

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	67.9%
Affiliated Fixed Income Funds	32.1%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$6,488,322,528	$6,488,322,528	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PORTFOLIO OPTIMIZATION AGGRESSIVE-GROWTH PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
AFFILIATED MUTUAL FUNDS - 100.0%

Core Income Portfolio Class P *	1,095,597	$12,345,355
Diversified Bond Portfolio Class P *	4,063,545	53,685,035
Floating Rate Income Portfolio Class P *	1,686,466	23,339,977
High Yield Bond Portfolio Class P *	4,772,161	46,658,820
Inflation Managed Portfolio Class P *	1,143,312	15,220,759
Intermediate Bond Portfolio Class P *	4,749,893	41,351,624
Managed Bond Portfolio Class P *	3,808,912	53,718,043
Short Duration Bond Portfolio Class P *	1,441,094	15,426,604
Emerging Markets Debt Portfolio Class P *	1,411,601	15,928,504
Dividend Growth Portfolio Class P *	2,466,025	90,045,861
Equity Index Portfolio Class P *	591,525	59,910,883
Focused Growth Portfolio Class P *	2,003,560	85,710,523
Growth Portfolio Class P *	1,412,608	68,602,731
Large-Cap Core Portfolio Class P *	972,650	59,479,760
Large-Cap Growth Portfolio Class P *	3,473,586	63,067,400
Large-Cap Value Portfolio Class P *	2,271,283	80,684,866
Mid-Cap Equity Portfolio Class P *	763,712	26,820,194
Mid-Cap Growth Portfolio Class P *	2,221,134	54,482,569
Mid-Cap Value Portfolio Class P *	1,515,389	57,413,203
Small-Cap Equity Portfolio Class P *	762,192	26,349,270
Small-Cap Growth Portfolio Class P *	1,063,055	29,596,741
Small-Cap Index Portfolio Class P *	584,277	16,638,562
Small-Cap Value Portfolio Class P *	855,439	26,914,092
Value Portfolio Class P *	3,480,675	78,095,772
Value Advantage Portfolio Class P *	3,118,521	74,457,179
Emerging Markets Portfolio Class P *	4,093,997	70,681,832
International Growth Portfolio Class P *	9,007,609	70,239,534
International Large-Cap Portfolio Class P *	5,216,599	66,045,878
International Small-Cap Portfolio Class P *	3,124,276	47,804,784
International Value Portfolio Class P *	5,046,491	80,261,729
Real Estate Portfolio Class P *	914,758	28,568,254

Total Affiliated Mutual Funds (Cost $1,339,388,095)		1,539,546,338

TOTAL INVESTMENTS - 100.0% (Cost $1,339,388,095)		1,539,546,338

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(564,634)

NET ASSETS - 100.0%		$1,538,981,704

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

Affiliated Equity Funds	82.0%
Affiliated Fixed Income Funds	18.0%

	100.0%
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Affiliated Mutual Funds	$1,539,546,338	$1,539,546,338	$—	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments

December 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 99.1%

Basic Materials - 1.8%

Air Products & Chemicals, Inc. 1.500% due 10/15/25	$350,000	$322,497
Alfa SAB de CV 5.900% due 07/05/24	150,000	150,041
Celanese US Holdings LLC 6.050% due 03/15/25	200,000	199,391
EI du Pont de Nemours & Co. 1.700% due 07/15/25	250,000	231,134
Fibria Overseas Finance Ltd. (Brazil) 4.000% due 01/14/25	250,000	242,930
Freeport-McMoRan, Inc. 4.550% due 11/14/24	350,000	345,416
Linde, Inc. 4.700% due 12/05/25	250,000	250,459
LYB International Finance III LLC 1.250% due 10/01/25	350,000	312,580
Nucor Corp. 2.000% due 06/01/25	250,000	232,883
Nutrien Ltd. (Canada) 5.950% due 11/07/25	70,000	71,501
Sherwin-Williams Co. 3.125% due 06/01/24	150,000	145,797
4.250% due 08/08/25	90,000	88,520
Steel Dynamics, Inc. 2.800% due 12/15/24	150,000	142,594
Westlake Corp. 0.875% due 08/15/24	250,000	232,280

		2,968,023

Communications - 4.9%

Alibaba Group Holding Ltd. (China) 3.600% due 11/28/24	250,000	241,883
Amazon.com, Inc.
0.450% due 05/12/24	285,000	268,589
0.800% due 06/03/25	350,000	319,920
2.730% due 04/13/24	200,000	194,952
3.000% due 04/13/25	250,000	241,456
3.800% due 12/05/24	250,000	246,158
4.600% due 12/01/25	250,000	249,665
4.700% due 11/29/24	200,000	200,290
5.200% due 12/03/25	250,000	254,790
AT&T, Inc. 0.900% due 03/25/24	400,000	380,037
Bell Canada (Canada) 0.750% due 03/17/24	250,000	237,073
Booking Holdings, Inc. 3.650% due 03/15/25	150,000	146,312
Charter Communications Operating LLC/Charter Communications Operating Capital 4.908% due 07/23/25	500,000	490,534
Cisco Systems, Inc. 3.500% due 06/15/25	250,000	243,180
Comcast Corp. 3.375% due 02/15/25	250,000	242,556
3.375% due 08/15/25	250,000	241,385
5.250% due 11/07/25	355,000	360,045
Discovery Communications LLC 3.900% due 11/15/24	200,000	193,700
3.950% due 06/15/25	250,000	238,650
eBay, Inc. 5.900% due 11/22/25	175,000	178,888
Omnicom Group, Inc./Omnicom Capital, Inc. 3.650% due 11/01/24	250,000	245,282
Rogers Communications, Inc. (Canada) 2.950% due 03/15/25 ~	110,000	104,901
3.625% due 12/15/25	250,000	239,763

	Principal Amount	Value
T-Mobile USA, Inc. 3.500% due 04/15/25	$500,000	$481,286
TWDC Enterprises 18 Corp. 3.150% due 09/17/25	250,000	239,791
VeriSign, Inc. 5.250% due 04/01/25	200,000	199,660
Verizon Communications, Inc. 0.750% due 03/22/24	680,000	645,423
Vodafone Group PLC (United Kingdom) 3.750% due 01/16/24	300,000	296,181
Walt Disney Co. 1.750% due 08/30/24	250,000	238,505
3.350% due 03/24/25	250,000	242,360
Weibo Corp. (China) 3.500% due 07/05/24	250,000	242,316

		8,345,531

Consumer, Cyclical - 7.3%

American Honda Finance Corp. 0.750% due 08/09/24	165,000	154,352
1.000% due 09/10/25	350,000	316,034
1.200% due 07/08/25	250,000	228,743
2.400% due 06/27/24	250,000	241,015
AutoNation, Inc. 3.500% due 11/15/24	250,000	240,112
Brunswick Corp. 0.850% due 08/18/24	250,000	231,124
DR Horton, Inc. 2.600% due 10/15/25	250,000	233,012
General Motors Co. 6.125% due 10/01/25	350,000	356,560
General Motors Financial Co., Inc. 1.050% due 03/08/24	345,000	327,769
1.200% due 10/15/24	115,000	106,540
2.900% due 02/26/25	350,000	331,786
3.500% due 11/07/24	250,000	240,922
3.800% due 04/07/25	130,000	125,600
4.350% due 04/09/25	250,000	243,422
6.050% due 10/10/25	300,000	305,465
Genuine Parts Co. 1.750% due 02/01/25	250,000	233,614
Harley-Davidson, Inc. 3.500% due 07/28/25	250,000	238,026
Hasbro, Inc. 3.000% due 11/19/24	250,000	240,372
Home Depot, Inc. 2.700% due 04/15/25	135,000	129,494
3.350% due 09/15/25	250,000	242,591
4.000% due 09/15/25	80,000	79,137
Honda Motor Co. Ltd. (Japan) 2.271% due 03/10/25	165,000	156,271
Hyatt Hotels Corp. 1.800% due 10/01/24	90,000	84,390
Lennar Corp. 4.500% due 04/30/24	350,000	345,503
Lowe’s Cos., Inc. 4.000% due 04/15/25	250,000	245,351
4.400% due 09/08/25	55,000	54,235
Magna International, Inc. (Canada) 3.625% due 06/15/24	250,000	244,494
Marriott International, Inc. 3.750% due 03/15/25	150,000	145,191
3.750% due 10/01/25	250,000	240,015
McDonald’s Corp. 1.450% due 09/01/25	250,000	229,491
NIKE, Inc. 2.400% due 03/27/25	150,000	143,399
PACCAR Financial Corp. 0.350% due 02/02/24	80,000	76,134

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
0.500% due 08/09/24	$140,000	$130,474
2.850% due 04/07/25	100,000	96,005
3.550% due 08/11/25	100,000	97,015
4.950% due 10/03/25	100,000	100,553
Ralph Lauren Corp. 3.750% due 09/15/25	250,000	243,065
Starbucks Corp. 3.800% due 08/15/25	250,000	244,641
Tapestry, Inc. 4.250% due 04/01/25	200,000	195,483
Target Corp. 2.250% due 04/15/25	350,000	332,338
Toyota Motor Corp. (Japan) 0.681% due 03/25/24	200,000	189,805
Toyota Motor Credit Corp. 0.450% due 01/11/24	250,000	239,251
0.500% due 06/18/24	250,000	234,673
0.625% due 09/13/24	690,000	642,549
1.450% due 01/13/25	150,000	140,559
3.000% due 04/01/25	350,000	336,388
3.650% due 08/18/25	120,000	116,715
3.950% due 06/30/25	175,000	171,485
4.400% due 09/20/24	250,000	247,810
5.400% due 11/10/25	100,000	101,649
Walmart, Inc. 2.850% due 07/08/24	500,000	486,644
3.300% due 04/22/24	350,000	343,051
3.900% due 09/09/25	120,000	118,299
Warnermedia Holdings, Inc. 3.528% due 03/15/24 ~	250,000	242,395
3.638% due 03/15/25 ~	250,000	237,946
WW Grainger, Inc. 1.850% due 02/15/25	150,000	140,935

		12,239,892

Consumer, Non-Cyclical - 12.9%

Abbott Laboratories 3.875% due 09/15/25	350,000	343,456
AbbVie, Inc. 2.600% due 11/21/24	350,000	335,083
3.600% due 05/14/25	750,000	727,537
3.800% due 03/15/25	350,000	341,410
3.850% due 06/15/24	200,000	197,027
Aetna, Inc. 3.500% due 11/15/24	250,000	243,024
Altria Group, Inc. 2.350% due 05/06/25	250,000	235,698
4.000% due 01/31/24	250,000	247,586
AmerisourceBergen Corp. 3.250% due 03/01/25	150,000	144,636
Amgen, Inc. 1.900% due 02/21/25	250,000	234,744
3.125% due 05/01/25	250,000	240,124
Astrazeneca Finance LLC (United Kingdom) 0.700% due 05/28/24	200,000	188,607
AstraZeneca PLC (United Kingdom) 3.375% due 11/16/25	250,000	241,495
Automatic Data Processing, Inc. 3.375% due 09/15/25	250,000	242,378
BAT Capital Corp. (United Kingdom) 2.789% due 09/06/24	250,000	239,382
Baxter International, Inc. 1.322% due 11/29/24	500,000	465,839
Becton Dickinson & Co. 3.734% due 12/15/24	500,000	487,950
Biogen, Inc. 4.050% due 09/15/25	350,000	340,586
Boston Scientific Corp. 1.900% due 06/01/25	250,000	233,576
Bristol-Myers Squibb Co. 2.900% due 07/26/24	500,000	485,672

	Principal Amount	Value
Brown-Forman Corp. 3.500% due 04/15/25	$200,000	$195,572
Bunge Ltd. Finance Corp. 1.630% due 08/17/25	250,000	227,896
Campbell Soup Co. 3.950% due 03/15/25	250,000	244,351
Cigna Corp. 0.613% due 03/15/24	100,000	94,934
3.500% due 06/15/24	350,000	342,437
4.125% due 11/15/25	250,000	244,530
Colgate-Palmolive Co. 3.100% due 08/15/25	50,000	48,418
Conagra Brands, Inc. 4.600% due 11/01/25	250,000	246,599
Constellation Brands, Inc. 3.600% due 05/09/24	50,000	49,039
4.750% due 11/15/24	150,000	148,989
CVS Health Corp. 3.875% due 07/20/25	250,000	244,200
4.100% due 03/25/25	250,000	246,555
DH Europe Finance II SARL 2.200% due 11/15/24	250,000	238,381
Diageo Capital PLC (United Kingdom) 1.375% due 09/29/25	250,000	229,478
2.125% due 10/24/24	250,000	237,316
Elevance Health, Inc. 2.375% due 01/15/25	250,000	237,508
5.350% due 10/15/25	145,000	146,757
Equifax, Inc. 2.600% due 12/15/25	250,000	232,815
GE HealthCare Technologies, Inc. 5.600% due 11/15/25 ~	250,000	251,808
General Mills, Inc. 5.241% due 11/18/25	80,000	80,227
Gilead Sciences, Inc. 3.500% due 02/01/25	350,000	339,166
GlaxoSmithKline Capital, Inc. (United Kingdom) 3.625% due 05/15/25	250,000	244,339
Global Payments, Inc. 1.500% due 11/15/24	460,000	427,332
GSK Consumer Healthcare Capital UK PLC 3.125% due 03/24/25	350,000	333,141
GSK Consumer Healthcare Capital US LLC 3.024% due 03/24/24	250,000	242,755
HCA, Inc. 5.000% due 03/15/24	250,000	248,683
5.250% due 04/15/25	350,000	348,269
5.375% due 02/01/25	250,000	249,900
Humana, Inc. 3.850% due 10/01/24	150,000	147,080
J M Smucker Co. 3.500% due 03/15/25	250,000	242,075
Johnson & Johnson 0.550% due 09/01/25	250,000	226,016
2.625% due 01/15/25	100,000	96,447
Keurig Dr Pepper, Inc. 0.750% due 03/15/24	85,000	80,726
3.400% due 11/15/25	250,000	239,974
4.417% due 05/25/25	250,000	247,397
Laboratory Corp. of America Holdings 3.250% due 09/01/24	250,000	242,405
3.600% due 02/01/25	250,000	242,303
McKesson Corp. 0.900% due 12/03/25	250,000	222,248
Mead Johnson Nutrition Co. (United Kingdom) 4.125% due 11/15/25	250,000	245,085
Merck & Co., Inc. 2.750% due 02/10/25	250,000	239,766
Novartis Capital Corp. (Switzerland) 1.750% due 02/14/25	250,000	235,820

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
3.000% due 11/20/25	$250,000	$239,918
3.400% due 05/06/24	250,000	245,053
PayPal Holdings, Inc. 1.650% due 06/01/25	250,000	232,313
2.400% due 10/01/24	185,000	177,422
PeaceHealth Obligated Group 1.375% due 11/15/25	250,000	224,319
PepsiCo, Inc. 2.750% due 04/30/25	250,000	239,268
3.500% due 07/17/25	250,000	243,626
PerkinElmer, Inc. 0.850% due 09/15/24	250,000	231,830
Philip Morris International, Inc. 3.375% due 08/11/25	250,000	240,338
5.000% due 11/17/25	240,000	241,345
Procter & Gamble Co. 0.550% due 10/29/25	250,000	224,473
Quanta Services, Inc. 0.950% due 10/01/24	250,000	230,392
Quest Diagnostics, Inc. 3.500% due 03/30/25	250,000	241,125
Reynolds American, Inc. (United Kingdom) 4.450% due 06/12/25	350,000	342,716
Shire Acquisitions Investments Ireland DAC 2.875% due 09/23/23	140,000	137,623
Stryker Corp. 3.375% due 11/01/25	250,000	241,822
Sysco Corp. 3.750% due 10/01/25	250,000	242,173
Thermo Fisher Scientific, Inc. 1.215% due 10/18/24	500,000	469,595
Tyson Foods, Inc. 3.950% due 08/15/24	250,000	246,130
Unilever Capital Corp. (United Kingdom) 0.626% due 08/12/24	165,000	154,648
3.250% due 03/07/24	250,000	245,452
UnitedHealth Group, Inc. 0.550% due 05/15/24	165,000	155,764
3.500% due 02/15/24	250,000	246,077
3.750% due 07/15/25	250,000	244,633
5.000% due 10/15/24	125,000	125,619
5.150% due 10/15/25	55,000	55,687
Verisk Analytics, Inc. 4.000% due 06/15/25	250,000	243,226
Zimmer Biomet Holdings, Inc. 1.450% due 11/22/24	180,000	167,469
Zoetis, Inc. 5.400% due 11/14/25	95,000	97,001

		21,771,604

Energy - 5.7%

Boardwalk Pipelines LP 4.950% due 12/15/24	500,000	494,336
BP Capital Markets America, Inc. 3.796% due 09/21/25	250,000	245,727
Canadian Natural Resources Ltd. (Canada) 2.050% due 07/15/25	250,000	232,819
Chevron Corp. 3.326% due 11/17/25	250,000	241,816
Chevron USA, Inc. 0.687% due 08/12/25	250,000	226,176
3.900% due 11/15/24	350,000	344,284
Columbia Pipeline Group, Inc. 4.500% due 06/01/25	250,000	246,417
ConocoPhillips Co. 2.125% due 03/08/24	200,000	193,334
2.400% due 03/07/25	200,000	190,252
Continental Resources, Inc. 3.800% due 06/01/24	285,000	277,606

	Principal Amount	Value
Enbridge, Inc. (Canada) 2.150% due 02/16/24	$45,000	$43,442
2.500% due 01/15/25	250,000	236,707
2.500% due 02/14/25	40,000	37,770
3.500% due 06/10/24	250,000	243,248
Energy Transfer LP 2.900% due 05/15/25	250,000	235,656
5.875% due 01/15/24	250,000	250,708
5.950% due 12/01/25	250,000	253,756
Enterprise Products Operating LLC 3.750% due 02/15/25	200,000	194,623
EQT Corp. 5.678% due 10/01/25	60,000	59,790
Exxon Mobil Corp. 2.992% due 03/19/25	500,000	482,026
3.176% due 03/15/24	350,000	343,221
Hess Corp. 3.500% due 07/15/24	250,000	242,868
Kinder Morgan, Inc. 3.150% due 01/15/23	350,000	349,702
4.300% due 06/01/25	350,000	343,563
Marathon Petroleum Corp. 4.700% due 05/01/25	250,000	246,401
MPLX LP 4.875% due 12/01/24	500,000	496,284
Plains All American Pipeline LP/PAA Finance Corp. 3.600% due 11/01/24	350,000	338,641
Sabine Pass Liquefaction LLC 5.625% due 03/01/25	150,000	150,324
5.750% due 05/15/24	500,000	500,391
Shell International Finance BV (Netherlands) 2.000% due 11/07/24	350,000	332,992
3.250% due 05/11/25	350,000	339,458
Total Capital International SA (France) 2.434% due 01/10/25	350,000	334,629
2.700% due 01/25/23	250,000	249,690
TransCanada PipeLines Ltd. (Canada) 1.000% due 10/12/24	400,000	370,475
Williams Cos, Inc. 3.900% due 01/15/25	350,000	341,114

		9,710,246

Financial - 46.6%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650% due 10/29/24	685,000	632,305
1.750% due 10/29/24	285,000	262,264
4.875% due 01/16/24	350,000	346,805
6.500% due 07/15/25	250,000	253,556
Affiliated Managers Group, Inc. 4.250% due 02/15/24	350,000	345,802
Air Lease Corp. 0.700% due 02/15/24	200,000	189,004
0.800% due 08/18/24	85,000	78,321
2.250% due 01/15/23	250,000	249,765
2.300% due 02/01/25	150,000	139,772
3.375% due 07/01/25	250,000	236,686
Allied World Assurance Co. Holdings Ltd. 4.350% due 10/29/25	250,000	239,650
Allstate Corp. 0.750% due 12/15/25	250,000	222,017
Ally Financial, Inc. 5.125% due 09/30/24	350,000	346,774
5.800% due 05/01/25	250,000	248,912
American Express Co. 2.250% due 03/04/25	160,000	151,150
3.000% due 10/30/24	250,000	241,932
3.375% due 05/03/24	275,000	269,545
3.950% due 08/01/25	750,000	735,470

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
American International Group, Inc. 2.500% due 06/30/25	$233,000	$219,563
American Tower Corp. REIT 1.300% due 09/15/25	250,000	225,913
3.375% due 05/15/24	400,000	389,452
Ameriprise Financial, Inc. 3.000% due 04/02/25	250,000	239,678
Aon Global Ltd. 3.875% due 12/15/25	250,000	244,013
Ares Capital Corp. 3.250% due 07/15/25	250,000	230,270
4.200% due 06/10/24	250,000	241,477
Australia & New Zealand Banking Group Ltd. (Australia) 3.700% due 11/16/25	250,000	242,800
5.088% due 12/08/25	250,000	251,286
AvalonBay Communities, Inc. REIT 3.500% due 11/15/24	250,000	243,474
Banco Bilbao Vizcaya Argentaria SA (Spain) 1.125% due 09/18/25	250,000	223,545
5.862% due 09/14/26	200,000	200,144
Banco Santander SA (Spain) 2.746% due 05/28/25	250,000	234,195
3.496% due 03/24/25	200,000	192,757
3.892% due 05/24/24	200,000	195,896
5.147% due 08/18/25	310,000	306,879
Bank of America Corp. 0.976% due 04/22/25	1,250,000	1,172,559
0.981% due 09/25/25	500,000	460,508
1.319% due 06/19/26	700,000	630,968
1.530% due 12/06/25	350,000	323,055
1.843% due 02/04/25	400,000	383,676
2.456% due 10/22/25	500,000	472,768
3.366% due 01/23/26	250,000	238,564
3.384% due 04/02/26	350,000	334,560
3.841% due 04/25/25	500,000	488,418
3.875% due 08/01/25	500,000	487,187
4.200% due 08/26/24	250,000	246,294
4.827% due 07/22/26	400,000	395,717
Bank of Montreal (Canada) 0.625% due 07/09/24	285,000	266,508
1.500% due 01/10/25	145,000	135,359
1.850% due 05/01/25	250,000	233,744
3.700% due 06/07/25	610,000	592,482
4.250% due 09/14/24	150,000	148,102
Bank of New York Mellon Corp. 0.500% due 04/26/24	250,000	236,040
0.850% due 10/25/24	200,000	186,402
3.350% due 04/25/25	200,000	193,788
3.430% due 06/13/25	200,000	195,649
4.414% due 07/24/26	240,000	236,577
Bank of Nova Scotia (Canada) 0.650% due 07/31/24	135,000	125,936
0.700% due 04/15/24	250,000	236,381
1.450% due 01/10/25	190,000	176,848
2.440% due 03/11/24	300,000	289,778
3.400% due 02/11/24	250,000	245,971
3.450% due 04/11/25	120,000	115,584
4.500% due 12/16/25	250,000	245,290
5.250% due 12/06/24	165,000	165,429
Barclays PLC (United Kingdom) 2.852% due 05/07/26	250,000	232,521
3.650% due 03/16/25	250,000	240,369
3.932% due 05/07/25	750,000	727,692
7.325% due 11/02/26	250,000	259,223
Blackstone Private Credit Fund 2.350% due 11/22/24	200,000	183,185
2.700% due 01/15/25	115,000	106,333
4.700% due 03/24/25	200,000	191,883
7.050% due 09/29/25 ~	100,000	99,309

	Principal Amount	Value
BNP Paribas SA (France) 4.250% due 10/15/24	$250,000	$244,607
Boston Properties LP REIT 3.200% due 01/15/25	350,000	335,032
BPCE SA (France) 4.000% due 04/15/24	350,000	344,261
Brixmor Operating Partnership LP REIT 3.850% due 02/01/25	150,000	144,048
Brookfield Asset Management, Inc. (Canada) 4.000% due 01/15/25	350,000	342,440
Canadian Imperial Bank of Commerce (Canada) 0.950% due 10/23/25	250,000	224,910
1.000% due 10/18/24	150,000	139,993
3.100% due 04/02/24	250,000	244,077
3.300% due 04/07/25	35,000	33,616
3.945% due 08/04/25	200,000	195,533
Capital One Financial Corp. 2.636% due 03/03/26	435,000	407,792
3.200% due 02/05/25	500,000	481,119
3.300% due 10/30/24	400,000	386,340
4.166% due 05/09/25	150,000	146,598
4.985% due 07/24/26	150,000	147,056
Charles Schwab Corp. 0.750% due 03/18/24	400,000	380,333
3.625% due 04/01/25	200,000	194,872
3.850% due 05/21/25	250,000	244,311
Chubb INA Holdings, Inc. 3.150% due 03/15/25	150,000	144,967
3.350% due 05/15/24	250,000	244,811
Citigroup, Inc. 0.981% due 05/01/25	850,000	796,401
1.281% due 11/03/25	650,000	599,375
3.106% due 04/08/26	500,000	473,715
3.290% due 03/17/26	250,000	237,845
3.352% due 04/24/25	250,000	242,547
4.140% due 05/24/25	160,000	156,989
5.610% due 09/29/26	750,000	753,997
Citizens Bank NA 6.064% due 10/24/25	250,000	252,998
CME Group, Inc. 3.000% due 03/15/25	150,000	145,061
CNO Financial Group, Inc. 5.250% due 05/30/25	250,000	248,248
Cooperatieve Rabobank UA (Netherlands) 1.375% due 01/10/25	100,000	93,423
3.875% due 08/22/24	335,000	329,240
4.375% due 08/04/25	250,000	244,259
Credit Suisse AG (Switzerland) 0.495% due 02/02/24	290,000	268,295
3.625% due 09/09/24	250,000	233,264
3.700% due 02/21/25	375,000	346,072
4.750% due 08/09/24	250,000	238,860
Credit Suisse Group AG (Switzerland) 3.750% due 03/26/25	250,000	225,204
Crown Castle, Inc. REIT 3.200% due 09/01/24	250,000	241,567
Deutsche Bank AG (Germany) 0.898% due 05/28/24	400,000	374,229
1.447% due 04/01/25	250,000	232,303
3.961% due 11/26/25	250,000	239,070
6.119% due 07/14/26	165,000	164,054
EPR Properties REIT 4.500% due 04/01/25	200,000	189,887
Equinix, Inc. REIT 1.000% due 09/15/25	350,000	313,335
2.625% due 11/18/24	250,000	238,252
Fifth Third Bancorp 2.375% due 01/28/25	250,000	237,242
Fifth Third Bank NA 5.852% due 10/27/25	320,000	323,461

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
FS KKR Capital Corp. 1.650% due 10/12/24	$200,000	$180,656
4.625% due 07/15/24	250,000	242,311
GLP Capital LP/GLP Financing II, Inc. REIT 5.250% due 06/01/25	350,000	344,626
Goldman Sachs BDC, Inc. 3.750% due 02/10/25	250,000	240,816
Goldman Sachs Group, Inc. 0.855% due 02/12/26	500,000	452,496
1.093% due 12/09/26	250,000	220,640
1.757% due 01/24/25	280,000	268,117
3.000% due 03/15/24	100,000	97,560
3.272% due 09/29/25	500,000	482,148
3.500% due 04/01/25	350,000	336,873
3.750% due 05/22/25	500,000	484,031
3.850% due 07/08/24	500,000	489,557
4.000% due 03/03/24	150,000	148,172
4.250% due 10/21/25	250,000	244,252
5.700% due 11/01/24	385,000	389,862
Host Hotels & Resorts LP REIT 4.000% due 06/15/25	250,000	240,457
HSBC Holdings PLC (United Kingdom) 1.645% due 04/18/26	350,000	316,203
2.099% due 06/04/26	250,000	227,717
2.633% due 11/07/25	350,000	328,938
2.999% due 03/10/26	200,000	188,137
3.803% due 03/11/25	250,000	243,147
4.180% due 12/09/25	750,000	728,939
4.250% due 08/18/25	250,000	240,732
4.292% due 09/12/26	500,000	478,776
7.336% due 11/03/26	200,000	208,235
HSBC USA, Inc. 3.750% due 05/24/24	200,000	196,201
Huntington National Bank 4.008% due 05/16/25	250,000	244,694
ING Groep NV (Netherlands) 3.550% due 04/09/24	250,000	244,666
3.869% due 03/28/26	250,000	240,778
Intercontinental Exchange, Inc. 3.650% due 05/23/25	95,000	92,896
3.750% due 12/01/25	250,000	243,895
JPMorgan Chase & Co. 0.563% due 02/16/25	500,000	471,754
0.768% due 08/09/25	315,000	290,916
0.824% due 06/01/25	755,000	704,174
0.969% due 06/23/25	750,000	699,542
1.045% due 11/19/26	250,000	220,763
1.561% due 12/10/25	250,000	231,637
2.301% due 10/15/25	250,000	235,756
2.595% due 02/24/26	500,000	470,480
3.220% due 03/01/25	250,000	243,097
3.845% due 06/14/25	400,000	391,314
4.080% due 04/26/26	350,000	340,131
5.546% due 12/15/25	500,000	500,390
7.750% due 07/15/25	250,000	267,585
KeyBank NA 4.150% due 08/08/25	250,000	244,493
KeyCorp 3.878% due 05/23/25	45,000	44,055
Kimco Realty Corp.REIT 3.300% due 02/01/25	150,000	143,851
Lloyds Banking Group PLC (United Kingdom) 3.511% due 03/18/26	200,000	190,172
3.870% due 07/09/25	250,000	242,113
3.900% due 03/12/24	250,000	245,496
4.450% due 05/08/25	250,000	245,439
4.500% due 11/04/24	250,000	244,142
4.716% due 08/11/26	200,000	195,884
Main Street Capital Corp. 5.200% due 05/01/24	250,000	246,550

	Principal Amount	Value
Manufacturers & Traders Trust Co. 5.400% due 11/21/25	$250,000	$251,581
Marsh & McLennan Cos., Inc. 3.500% due 03/10/25	250,000	242,879
3.875% due 03/15/24	250,000	246,650
Mitsubishi UFJ Financial Group, Inc. (Japan) 0.962% due 10/11/25	350,000	322,038
1.412% due 07/17/25	250,000	227,253
2.193% due 02/25/25	250,000	234,174
2.801% due 07/18/24	500,000	480,807
4.788% due 07/18/25	200,000	198,128
5.063% due 09/12/25	200,000	198,707
Mizuho Financial Group, Inc. (Japan) 2.651% due 05/22/26	350,000	325,017
Morgan Stanley 0.791% due 01/22/25	250,000	236,613
0.864% due 10/21/25	750,000	688,605
0.985% due 12/10/26	250,000	219,312
1.164% due 10/21/25	555,000	511,254
2.188% due 04/28/26	1,000,000	930,123
3.620% due 04/17/25	300,000	292,892
4.000% due 07/23/25	250,000	244,367
4.679% due 07/17/26	345,000	339,419
6.138% due 10/16/26	750,000	766,814
National Australia Bank Ltd. (Australia) 5.132% due 11/22/24	250,000	251,193
Natwest Group PLC (United Kingdom) 4.269% due 03/22/25	500,000	489,177
7.472% due 11/10/26	250,000	260,427
Nomura Holdings, Inc. (Japan) 1.851% due 07/16/25	250,000	228,094
2.648% due 01/16/25	350,000	330,731
Northern Trust Corp. 3.950% due 10/30/25	250,000	245,039
Oaktree Specialty Lending Corp. 3.500% due 02/25/25	150,000	142,427
Old Republic International Corp. 4.875% due 10/01/24	150,000	149,217
Omega Healthcare Investors, Inc. REIT 4.500% due 01/15/25	400,000	388,974
Owl Rock Capital Corp. 5.250% due 04/15/24	350,000	345,255
PNC Bank NA 2.500% due 08/27/24	500,000	479,726
3.875% due 04/10/25	250,000	243,356
PNC Financial Services Group, Inc. 3.500% due 01/23/24	250,000	246,398
5.671% due 10/28/25	200,000	202,272
Realty Income Corp.REIT 3.875% due 04/15/25	200,000	196,122
Royal Bank of Canada (Canada) 0.425% due 01/19/24	395,000	377,269
0.650% due 07/29/24	200,000	186,805
0.750% due 10/07/24	500,000	465,232
1.150% due 06/10/25	250,000	229,058
1.600% due 01/21/25	150,000	140,197
3.375% due 04/14/25	250,000	241,799
3.970% due 07/26/24	150,000	147,910
Santander Holdings USA, Inc. 3.500% due 06/07/24	250,000	243,018
4.260% due 06/09/25	150,000	145,688
4.500% due 07/17/25	250,000	244,644
5.807% due 09/09/26	60,000	59,608
Santander UK Group Holdings PLC (United Kingdom) 1.089% due 03/15/25	250,000	233,691
6.833% due 11/21/26	200,000	202,803
Simon Property Group LP REIT 3.375% due 10/01/24	350,000	339,828
3.500% due 09/01/25	250,000	239,684
SITE Centers Corp. REIT 3.625% due 02/01/25	250,000	236,155

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Sixth Street Specialty Lending, Inc. 3.875% due 11/01/24	$350,000	$337,497
Sumitomo Mitsui Financial Group, Inc. (Japan) 0.508% due 01/12/24	650,000	619,045
2.448% due 09/27/24	350,000	332,923
SVB Financial Group 3.500% due 01/29/25	250,000	240,239
Synchrony Bank 5.400% due 08/22/25	250,000	245,610
Synchrony Financial 4.250% due 08/15/24	250,000	244,415
4.875% due 06/13/25	130,000	126,786
Toronto-Dominion Bank (Canada) 0.550% due 03/04/24	250,000	237,531
0.750% due 09/11/25	250,000	223,394
1.150% due 06/12/25	250,000	228,290
1.250% due 12/13/24	130,000	121,056
2.350% due 03/08/24	200,000	194,108
2.650% due 06/12/24	500,000	483,961
4.285% due 09/13/24	200,000	197,788
Truist Bank 2.150% due 12/06/24	750,000	713,568
3.625% due 09/16/25	250,000	240,310
Truist Financial Corp. 1.200% due 08/05/25	250,000	228,922
2.500% due 08/01/24	250,000	240,369
3.700% due 06/05/25	350,000	340,607
4.260% due 07/28/26	200,000	196,708
5.900% due 10/28/26	110,000	112,574
US Bancorp 3.375% due 02/05/24	250,000	245,641
5.727% due 10/21/26	95,000	96,862
US Bank NA 2.050% due 01/21/25	500,000	473,545
2.800% due 01/27/25	350,000	337,486
Ventas Realty LP REIT 2.650% due 01/15/25	350,000	331,442
Visa, Inc. 3.150% due 12/14/25	500,000	482,594
Vornado Realty LP REIT 3.500% due 01/15/25	250,000	233,413
Wells Fargo & Co. 0.805% due 05/19/25	310,000	290,679
2.188% due 04/30/26	250,000	232,880
2.406% due 10/30/25	250,000	236,592
3.000% due 02/19/25	500,000	479,363
3.300% due 09/09/24	250,000	242,779
3.550% due 09/29/25	750,000	722,034
3.908% due 04/25/26	295,000	286,973
4.540% due 08/15/26	900,000	882,859
Welltower, Inc. REIT 3.625% due 03/15/24	250,000	244,763
Western Union Co. 2.850% due 01/10/25	250,000	238,225
Westpac Banking Corp. (Australia) 1.019% due 11/18/24	135,000	125,705
2.350% due 02/19/25	850,000	807,190
3.735% due 08/26/25	250,000	243,734
Willis North America, Inc. 3.600% due 05/15/24	150,000	145,989

		78,608,779

Industrial - 7.0%

3M Co. 2.000% due 02/14/25	250,000	236,974
3.250% due 02/14/24	250,000	245,455
Arrow Electronics, Inc. 3.250% due 09/08/24	350,000	336,537
Berry Global, Inc. 0.950% due 02/15/24	250,000	236,959

	Principal Amount	Value
Boeing Co. 1.433% due 02/04/24	$335,000	$321,174
1.950% due 02/01/24	250,000	240,944
2.850% due 10/30/24	150,000	143,606
4.875% due 05/01/25	500,000	496,621
Burlington Northern Santa Fe LLC 3.850% due 09/01/23	200,000	198,422
7.000% due 12/15/25	250,000	264,915
Canadian Pacific Railway Co. (Canada) 1.350% due 12/02/24	225,000	209,884
2.900% due 02/01/25	150,000	143,410
Carlisle Cos., Inc. 3.500% due 12/01/24	150,000	145,061
Carrier Global Corp. 2.242% due 02/15/25	350,000	329,956
Caterpillar Financial Services Corp. 0.450% due 05/17/24	150,000	141,378
0.600% due 09/13/24	300,000	280,042
0.800% due 11/13/25	250,000	224,498
2.150% due 11/08/24	500,000	477,383
3.400% due 05/13/25	250,000	243,109
3.650% due 08/12/25	200,000	195,312
4.900% due 01/17/25	200,000	200,688
CNH Industrial Capital LLC 3.950% due 05/23/25	95,000	92,239
5.450% due 10/14/25	65,000	65,212
CSX Corp. 3.400% due 08/01/24	250,000	244,086
General Dynamics Corp. 3.250% due 04/01/25	250,000	242,454
3.500% due 05/15/25	250,000	243,781
Honeywell International, Inc. 1.350% due 06/01/25	350,000	323,868
4.850% due 11/01/24	100,000	100,388
John Deere Capital Corp. 0.450% due 01/17/24	200,000	191,306
0.450% due 06/07/24	165,000	155,162
0.625% due 09/10/24	70,000	65,366
0.900% due 01/10/24	120,000	115,592
1.250% due 01/10/25	120,000	112,331
2.125% due 03/07/25	65,000	61,557
2.650% due 06/24/24	500,000	485,140
3.400% due 06/06/25	55,000	53,408
3.450% due 03/13/25	150,000	146,131
4.050% due 09/08/25	160,000	157,635
4.550% due 10/11/24	110,000	110,063
Johnson Controls International PLC 3.625% due 07/02/24 §	250,000	244,566
Keysight Technologies, Inc. 4.550% due 10/30/24	250,000	246,349
Legrand France SA (France) 8.500% due 02/15/25	100,000	108,215
Lennox International, Inc. 1.350% due 08/01/25	250,000	226,515
Northrop Grumman Corp. 2.930% due 01/15/25	100,000	95,978
Owens Corning 4.200% due 12/01/24	150,000	147,781
Packaging Corp. of America 3.650% due 09/15/24	350,000	341,219
Parker-Hannifin Corp. 3.650% due 06/15/24	215,000	210,489
Raytheon Technologies Corp. 3.950% due 08/16/25	250,000	244,485
Republic Services, Inc. 2.500% due 08/15/24	350,000	335,618
Ryder System, Inc. 3.350% due 09/01/25	250,000	237,588
TD SYNNEX Corp. 1.250% due 08/09/24	250,000	232,334

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Teledyne Technologies, Inc. 0.950% due 04/01/24	$200,000	$189,034
Union Pacific Corp. 3.250% due 08/15/25	250,000	240,556
Westinghouse Air Brake Technologies Corp. 4.400% due 03/15/24	211,000	207,666
WRKCo, Inc. 3.750% due 03/15/25	250,000	242,001

		11,828,441

Technology - 7.0%

Adobe, Inc. 3.250% due 02/01/25	250,000	243,145
Analog Devices, Inc. 2.950% due 04/01/25	200,000	192,531
Apple, Inc. 0.550% due 08/20/25	350,000	316,017
2.500% due 02/09/25	350,000	334,899
2.750% due 01/13/25	500,000	481,840
3.200% due 05/13/25	350,000	338,478
3.450% due 05/06/24	500,000	491,156
Applied Materials, Inc. 3.900% due 10/01/25	250,000	244,689
CDW LLC/CDW Finance Corp. 4.125% due 05/01/25	250,000	243,200
Dell International LLC/EMC Corp. 4.000% due 07/15/24	250,000	245,844
5.850% due 07/15/25	250,000	252,896
Fidelity National Information Services, Inc. 0.600% due 03/01/24	85,000	80,467
4.500% due 07/15/25	110,000	107,967
Fiserv, Inc. 2.750% due 07/01/24	350,000	338,311
Genpact Luxembourg SARL 3.375% due 12/01/24	250,000	239,615
Hewlett Packard Enterprise Co. 1.450% due 04/01/24	250,000	238,703
4.900% due 10/15/25	350,000	346,941
HP, Inc. 2.200% due 06/17/25	250,000	233,795
Intel Corp. 3.400% due 03/25/25	250,000	243,933
International Business Machines Corp. 3.000% due 05/15/24	300,000	291,918
3.625% due 02/12/24	250,000	246,376
4.000% due 07/27/25	150,000	147,714
7.000% due 10/30/25	250,000	264,993
Intuit, Inc. 0.950% due 07/15/25	250,000	227,732
KLA Corp. 4.650% due 11/01/24	250,000	249,422
Lam Research Corp. 3.800% due 03/15/25	250,000	244,862
Microchip Technology, Inc. 4.250% due 09/01/25	350,000	340,111
Microsoft Corp. 2.700% due 02/12/25	250,000	240,369
2.875% due 02/06/24	350,000	343,944
3.125% due 11/03/25	500,000	483,549
NetApp, Inc. 1.875% due 06/22/25	250,000	229,843
NVIDIA Corp. 0.584% due 06/14/24	250,000	236,025
Oracle Corp. 2.500% due 04/01/25	350,000	330,301
2.950% due 11/15/24	700,000	673,243
2.950% due 05/15/25	500,000	474,823
5.800% due 11/10/25	70,000	71,645
Roper Technologies, Inc. 1.000% due 09/15/25	250,000	224,234

	Principal Amount	Value
Salesforce, Inc. 0.625% due 07/15/24	$345,000	$323,817
Texas Instruments, Inc. 1.375% due 03/12/25	150,000	140,169
4.700% due 11/18/24	50,000	50,192
VMware, Inc. 1.000% due 08/15/24	155,000	144,321
4.500% due 05/15/25	250,000	245,379
Xilinx, Inc. 2.950% due 06/01/24	350,000	340,676

		11,780,085

Utilities - 5.9%

Ameren Corp. 2.500% due 09/15/24	500,000	478,570
American Electric Power Co., Inc. 2.031% due 03/15/24	90,000	86,819
Avangrid, Inc. 3.150% due 12/01/24	250,000	239,124
Berkshire Hathaway Energy Co. 3.500% due 02/01/25	250,000	245,443
4.050% due 04/15/25	200,000	197,098
Black Hills Corp. 1.037% due 08/23/24	135,000	125,984
Constellation Energy Generation LLC 3.250% due 06/01/25	250,000	239,415
Dominion Energy, Inc. 3.071% due 08/15/24 §	250,000	241,050
3.300% due 03/15/25	150,000	144,066
DTE Energy Co. 1.050% due 06/01/25	250,000	226,661
4.220% due 11/01/24 §	150,000	147,550
Duke Energy Corp. 3.750% due 04/15/24	500,000	491,336
5.000% due 12/08/25	90,000	89,906
Eastern Energy Gas Holdings LLC 2.500% due 11/15/24	250,000	238,317
Edison International 4.700% due 08/15/25	100,000	97,944
Emera US Finance LP (Canada) 0.833% due 06/15/24	350,000	326,827
Entergy Corp. 0.900% due 09/15/25	350,000	312,018
Entergy Louisiana LLC 0.950% due 10/01/24	145,000	135,067
Eversource Energy 0.800% due 08/15/25	250,000	224,254
4.200% due 06/27/24	110,000	108,789
Exelon Corp. 3.950% due 06/15/25	250,000	244,382
Florida Power & Light Co. 2.850% due 04/01/25	350,000	335,416
National Fuel Gas Co. 5.200% due 07/15/25	250,000	248,949
National Rural Utilities Cooperative Finance Corp. 0.350% due 02/08/24	95,000	90,169
1.000% due 10/18/24	315,000	291,464
1.875% due 02/07/25	200,000	187,712
5.450% due 10/30/25	100,000	101,304
NextEra Energy Capital Holdings, Inc. 2.940% due 03/21/24	160,000	155,847
4.255% due 09/01/24	150,000	148,062
4.450% due 06/20/25	120,000	118,629
NiSource, Inc. 0.950% due 08/15/25	250,000	225,611
Oncor Electric Delivery Co. LLC 2.950% due 04/01/25	250,000	240,234
ONE Gas, Inc. 1.100% due 03/11/24	169,000	162,126
Pacific Gas and Electric Co. 3.250% due 02/16/24	365,000	356,419
4.950% due 06/08/25	50,000	49,275

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD 1-3 YEAR CORPORATE BOND PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Pinnacle West Capital Corp. 1.300% due 06/15/25	$250,000	$227,843
Public Service Enterprise Group, Inc. 2.875% due 06/15/24	500,000	483,146
Puget Energy, Inc. 3.650% due 05/15/25	250,000	238,013
Sempra Energy 3.300% due 04/01/25	245,000	235,152
Southern California Edison Co. 0.975% due 08/01/24	525,000	491,251
1.100% due 04/01/24	255,000	242,312
4.200% due 06/01/25	65,000	63,859
Southern California Gas Co. 3.200% due 06/15/25	250,000	241,443
Southern Co. 4.475% due 08/01/24 §	165,000	163,035
WEC Energy Group, Inc. 0.800% due 03/15/24	125,000	118,481
5.000% due 09/27/25	30,000	30,025

		9,886,397

Total Corporate Bonds & Notes (Cost $173,984,431)		167,138,998

	Shares
SHORT-TERM INVESTMENT - 2.2%

Money Market Fund - 2.2%

BlackRock Liquidity Funds T-Fund Institutional Shares 4.030%	3,640,903	3,640,903

Total Short-Term Investment (Cost $3,640,903)		3,640,903

TOTAL INVESTMENTS - 101.3% (Cost $177,625,334)		170,779,901

OTHER ASSETS & LIABILITIES, NET - (1.3%)		(2,147,813)

NET ASSETS - 100.0%		$168,632,088

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	46.6%
Consumer, Non-Cyclical	12.9%
Consumer, Cyclical	7.3%
Industrial	7.0%
Technology	7.0%
Utilities	5.9%
Energy	5.7%
Communications	4.9%
Others (each less than 3.0%)	4.0%

	101.3%
Other Assets & Liabilities, Net	(1.3%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$167,138,998	$—	$167,138,998	$—
	Short-Term Investment	3,640,903	3,640,903	—	—

	Total	$170,779,901	$3,640,903	$167,138,998	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments

December 31, 2022

	Principal Amount	Value
CORPORATE BONDS & NOTES - 25.7%

Basic Materials - 0.6%

Air Products & Chemicals, Inc. 3.350% due 07/31/24	$100,000	$97,784
Albemarle Corp. 5.050% due 06/01/32	100,000	94,538
5.450% due 12/01/44	50,000	45,431
BHP Billiton Finance USA Ltd. (Australia) 5.000% due 09/30/43	500,000	486,974
Celanese US Holdings LLC 1.400% due 08/05/26	25,000	20,942
Dow Chemical Co. 2.100% due 11/15/30	250,000	201,486
3.600% due 11/15/50	250,000	179,777
4.250% due 10/01/34	141,000	127,941
4.800% due 05/15/49	65,000	55,177
DuPont de Nemours, Inc. 4.493% due 11/15/25	350,000	344,554
4.725% due 11/15/28	150,000	148,219
5.319% due 11/15/38	65,000	62,743
5.419% due 11/15/48	75,000	71,790
Eastman Chemical Co. 3.800% due 03/15/25	100,000	97,111
4.650% due 10/15/44	50,000	41,165
4.800% due 09/01/42	100,000	84,444
Ecolab, Inc. 1.650% due 02/01/27	100,000	88,664
2.125% due 02/01/32	100,000	80,091
2.700% due 12/15/51	100,000	62,648
Fibria Overseas Finance Ltd. (Brazil) 5.500% due 01/17/27	50,000	50,255
FMC Corp. 4.100% due 02/01/24	50,000	49,320
Freeport-McMoRan, Inc. 4.125% due 03/01/28	150,000	138,995
4.625% due 08/01/30	100,000	93,307
5.450% due 03/15/43	100,000	90,430
Georgia-Pacific LLC 8.875% due 05/15/31	100,000	122,257
Huntsman International LLC 4.500% due 05/01/29	45,000	40,504
International Paper Co. 4.350% due 08/15/48	54,000	45,333
6.000% due 11/15/41	200,000	200,376
Kinross Gold Corp. (Canada) 5.950% due 03/15/24	100,000	100,412
Linde, Inc. 1.100% due 08/10/30	50,000	38,423
2.000% due 08/10/50	30,000	16,741
4.700% due 12/05/25	100,000	100,184
LYB International Finance III LLC 1.250% due 10/01/25	20,000	17,862
2.250% due 10/01/30	25,000	19,881
3.375% due 10/01/40	30,000	21,430
3.625% due 04/01/51	40,000	26,931
3.800% due 10/01/60	30,000	19,580
4.200% due 05/01/50	300,000	223,129
LyondellBasell Industries NV 4.625% due 02/26/55	75,000	58,743
Mosaic Co. 5.450% due 11/15/33	163,000	159,045
NewMarket Corp. 2.700% due 03/18/31	100,000	78,645
Newmont Corp. 2.250% due 10/01/30	65,000	52,393
2.600% due 07/15/32	100,000	79,882
5.875% due 04/01/35	100,000	101,476
Nucor Corp. 2.000% due 06/01/25	250,000	232,883
2.979% due 12/15/55	25,000	15,576

	Principal Amount	Value
Nutrien Ltd. (Canada) 2.950% due 05/13/30	$50,000	$42,951
4.200% due 04/01/29	55,000	51,778
5.250% due 01/15/45	139,000	127,768
5.950% due 11/07/25	35,000	35,750
PPG Industries, Inc. 1.200% due 03/15/26	70,000	62,126
2.800% due 08/15/29	50,000	43,216
Reliance Steel & Aluminum Co. 1.300% due 08/15/25	40,000	36,183
Rio Tinto Finance USA Ltd. (Australia) 2.750% due 11/02/51	50,000	33,315
7.125% due 07/15/28	50,000	55,164
Rio Tinto Finance USA PLC (Australia) 4.750% due 03/22/42	200,000	187,476
RPM International, Inc. 5.250% due 06/01/45	50,000	43,292
Sherwin-Williams Co. 3.125% due 06/01/24	25,000	24,299
3.450% due 06/01/27	60,000	56,371
3.950% due 01/15/26	150,000	145,927
4.000% due 12/15/42	50,000	39,798
4.500% due 06/01/47	29,000	24,477
Southern Copper Corp. (Peru) 5.250% due 11/08/42	150,000	143,479
7.500% due 07/27/35	50,000	58,192
Steel Dynamics, Inc. 1.650% due 10/15/27	10,000	8,396
2.400% due 06/15/25	15,000	14,079
3.250% due 01/15/31	40,000	34,235
3.250% due 10/15/50	20,000	13,051
Suzano Austria GmbH (Brazil) 2.500% due 09/15/28	40,000	33,712
3.125% due 01/15/32	40,000	31,242
3.750% due 01/15/31	125,000	105,148
Teck Resources Ltd. (Canada) 3.900% due 07/15/30	250,000	224,165
Vale Overseas Ltd. (Brazil) 6.875% due 11/21/36	150,000	158,608
Westlake Corp. 4.375% due 11/15/47	100,000	75,681

		6,495,351

Communications - 2.4%

Alibaba Group Holding Ltd. (China) 2.700% due 02/09/41	350,000	224,380
3.600% due 11/28/24	200,000	193,506
Alphabet, Inc. 0.800% due 08/15/27	150,000	128,711
1.900% due 08/15/40	150,000	100,126
1.998% due 08/15/26	200,000	184,140
2.250% due 08/15/60	150,000	85,229
Amazon.com, Inc. 0.450% due 05/12/24	45,000	42,409
0.800% due 06/03/25	565,000	516,442
1.000% due 05/12/26	100,000	88,688
1.500% due 06/03/30	85,000	68,496
1.650% due 05/12/28	100,000	86,029
2.100% due 05/12/31	100,000	81,919
2.500% due 06/03/50	40,000	25,391
2.700% due 06/03/60	300,000	182,143
2.875% due 05/12/41	100,000	75,017
3.000% due 04/13/25	100,000	96,582
3.100% due 05/12/51	100,000	71,720
3.250% due 05/12/61	100,000	68,984
3.300% due 04/13/27	150,000	142,584
3.600% due 04/13/32	200,000	183,616
3.875% due 08/22/37	195,000	173,535
3.950% due 04/13/52	150,000	124,984
4.050% due 08/22/47	70,000	60,390
4.100% due 04/13/62	100,000	83,128

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
4.250% due 08/22/57	$100,000	$86,495
4.550% due 12/01/27	100,000	99,850
4.600% due 12/01/25	100,000	99,866
4.700% due 12/01/32	100,000	99,307
5.200% due 12/03/25	50,000	50,958
America Movil SAB de CV (Mexico) 2.875% due 05/07/30	200,000	169,999
6.375% due 03/01/35	125,000	132,723
AT&T, Inc. 1.650% due 02/01/28	300,000	253,868
2.250% due 02/01/32	165,000	129,759
2.550% due 12/01/33	250,000	192,860
2.750% due 06/01/31	100,000	83,123
3.500% due 06/01/41	200,000	149,927
3.500% due 09/15/53	197,000	133,849
3.550% due 09/15/55	433,000	290,864
3.650% due 06/01/51	350,000	248,091
3.650% due 09/15/59	121,000	81,548
3.800% due 12/01/57	200,000	138,914
3.850% due 06/01/60	45,000	31,432
4.250% due 03/01/27	100,000	97,455
4.300% due 12/15/42	393,000	324,101
4.350% due 03/01/29	150,000	142,962
4.350% due 06/15/45	177,000	143,149
4.500% due 05/15/35	90,000	82,130
4.550% due 03/09/49	100,000	82,478
4.850% due 03/01/39	70,000	62,903
5.350% due 09/01/40	161,000	154,160
Baidu, Inc. (China) 1.625% due 02/23/27	200,000	171,968
2.375% due 08/23/31	200,000	157,171
Bell Telephone Co. of Canada or Bell Canada (Canada) 2.150% due 02/15/32	40,000	31,390
3.200% due 02/15/52	20,000	13,483
3.650% due 08/15/52	70,000	51,292
4.464% due 04/01/48	65,000	55,687
Booking Holdings, Inc. 3.600% due 06/01/26	50,000	47,893
4.625% due 04/13/30	200,000	193,647
British Telecommunications PLC (United Kingdom) 5.125% due 12/04/28	200,000	194,498
9.625% due 12/15/30	50,000	60,021
Charter Communications Operating LLC/Charter Communications Operating Capital 3.500% due 06/01/41	60,000	39,292
3.750% due 02/15/28	100,000	90,342
3.850% due 04/01/61	335,000	194,930
3.900% due 06/01/52	175,000	110,518
4.200% due 03/15/28	200,000	184,173
4.400% due 12/01/61	100,000	64,344
4.500% due 02/01/24	100,000	98,862
4.800% due 03/01/50	350,000	255,461
4.908% due 07/23/25	150,000	147,160
5.125% due 07/01/49	100,000	76,015
5.375% due 05/01/47	50,000	39,420
6.384% due 10/23/35	70,000	68,480
6.484% due 10/23/45	165,000	149,494
6.834% due 10/23/55	50,000	46,380
Cisco Systems, Inc. 2.950% due 02/28/26	50,000	47,741
3.625% due 03/04/24	325,000	319,877
Comcast Corp. 1.500% due 02/15/31	700,000	546,711
1.950% due 01/15/31	140,000	113,501
2.350% due 01/15/27	40,000	36,401
2.450% due 08/15/52	100,000	58,695
2.800% due 01/15/51	55,000	34,953
2.987% due 11/01/63	101,000	61,542
3.300% due 02/01/27	100,000	94,383
3.400% due 07/15/46	55,000	40,528
3.700% due 04/15/24	85,000	83,748

	Principal Amount	Value
3.750% due 04/01/40	$155,000	$128,475
3.950% due 10/15/25	100,000	98,038
3.999% due 11/01/49	211,000	167,541
4.000% due 08/15/47	100,000	80,340
4.049% due 11/01/52	97,000	77,270
4.150% due 10/15/28	95,000	91,293
4.250% due 10/15/30	420,000	402,889
4.400% due 08/15/35	77,000	71,949
4.600% due 10/15/38	85,000	78,885
4.700% due 10/15/48	325,000	292,014
4.750% due 03/01/44	300,000	274,573
4.950% due 10/15/58	80,000	72,877
5.350% due 11/15/27	65,000	66,499
Corning, Inc. 4.375% due 11/15/57	100,000	78,038
4.700% due 03/15/37	50,000	45,743
5.350% due 11/15/48	100,000	92,271
Deutsche Telekom International Finance BV (Germany) 8.750% due 06/15/30	185,000	218,676
Discovery Communications LLC 3.450% due 03/15/25	100,000	94,952
3.625% due 05/15/30	250,000	206,558
3.800% due 03/13/24	100,000	97,728
3.950% due 03/20/28	60,000	53,357
4.000% due 09/15/55	118,000	71,317
5.200% due 09/20/47	30,000	22,397
eBay, Inc. 1.900% due 03/11/25	50,000	46,838
2.700% due 03/11/30	100,000	85,173
3.600% due 06/05/27	50,000	47,196
5.900% due 11/22/25	70,000	71,555
Expedia Group, Inc. 3.800% due 02/15/28	50,000	45,987
Fox Corp. 3.050% due 04/07/25	150,000	143,534
5.576% due 01/25/49	200,000	179,405
Interpublic Group of Cos., Inc. 2.400% due 03/01/31	100,000	79,167
3.375% due 03/01/41	70,000	49,370
JD.com, Inc. (China) 4.125% due 01/14/50	200,000	148,563
Juniper Networks, Inc. 3.750% due 08/15/29	100,000	89,337
Meta Platforms, Inc. 3.500% due 08/15/27	200,000	186,738
3.850% due 08/15/32	200,000	176,561
4.450% due 08/15/52	200,000	159,968
4.650% due 08/15/62	200,000	161,529
Motorola Solutions, Inc. 2.750% due 05/24/31	100,000	80,195
4.600% due 02/23/28	100,000	97,053
Omnicom Group, Inc. 2.600% due 08/01/31	100,000	82,078
Omnicom Group, Inc./Omnicom Capital, Inc. 3.600% due 04/15/26	50,000	48,025
Orange SA (France) 5.375% due 01/13/42	150,000	145,771
9.000% due 03/01/31	50,000	61,320
Paramount Global 2.900% due 01/15/27	50,000	44,940
3.375% due 02/15/28	55,000	48,903
4.200% due 05/19/32	300,000	246,300
4.375% due 03/15/43	70,000	48,438
5.900% due 10/15/40	50,000	43,335
6.875% due 04/30/36	100,000	97,435
7.875% due 07/30/30	100,000	106,949
Rogers Communications, Inc. (Canada) 3.200% due 03/15/27 ~	65,000	60,239
3.800% due 03/15/32 ~	65,000	56,268
4.300% due 02/15/48	85,000	64,431

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
4.350% due 05/01/49	$75,000	$57,676
4.500% due 03/15/43	25,000	20,345
4.550% due 03/15/52 ~	100,000	77,992
5.000% due 03/15/44	100,000	86,110
T-Mobile USA, Inc. 2.250% due 11/15/31	50,000	39,457
2.400% due 03/15/29	25,000	21,148
2.550% due 02/15/31	300,000	245,803
2.700% due 03/15/32	55,000	44,583
3.000% due 02/15/41	20,000	14,188
3.300% due 02/15/51	50,000	33,587
3.400% due 10/15/52	150,000	101,465
3.500% due 04/15/25	200,000	192,514
3.600% due 11/15/60	220,000	146,273
3.875% due 04/15/30	300,000	272,448
4.500% due 04/15/50	200,000	165,417
5.200% due 01/15/33	130,000	129,244
5.650% due 01/15/53	65,000	63,286
5.800% due 09/15/62	95,000	92,491
Telefonica Emisiones SA (Spain) 5.213% due 03/08/47	150,000	121,074
7.045% due 06/20/36	150,000	154,348
Telefonica Europe BV (Spain) 8.250% due 09/15/30	250,000	279,582
TELUS Corp. (Canada) 3.400% due 05/13/32	50,000	42,829
4.600% due 11/16/48	100,000	85,117
Thomson Reuters Corp. (Canada) 5.650% due 11/23/43	150,000	138,390
5.850% due 04/15/40	25,000	24,222
Time Warner Cable LLC 5.875% due 11/15/40	150,000	131,254
6.550% due 05/01/37	100,000	95,567
6.750% due 06/15/39	50,000	47,541
7.300% due 07/01/38	150,000	149,366
VeriSign, Inc. 2.700% due 06/15/31	80,000	65,354
Verizon Communications, Inc. 0.850% due 11/20/25	100,000	89,288
1.450% due 03/20/26	40,000	35,955
1.500% due 09/18/30	90,000	70,176
1.750% due 01/20/31	100,000	77,819
2.100% due 03/22/28	60,000	52,178
2.550% due 03/21/31	140,000	115,476
2.650% due 11/20/40	450,000	305,403
2.850% due 09/03/41	45,000	31,141
2.875% due 11/20/50	100,000	63,126
2.987% due 10/30/56	383,000	235,364
3.000% due 11/20/60	90,000	53,987
3.150% due 03/22/30	500,000	442,081
3.376% due 02/15/25	200,000	193,935
3.400% due 03/22/41	580,000	438,398
3.550% due 03/22/51	55,000	39,435
3.700% due 03/22/61	45,000	31,610
4.000% due 03/22/50	250,000	196,817
4.125% due 03/16/27	300,000	292,647
4.272% due 01/15/36	57,000	50,946
Vodafone Group PLC (United Kingdom) 5.000% due 05/30/38	40,000	36,969
5.125% due 06/19/59	100,000	86,031
5.250% due 05/30/48	75,000	66,419
6.150% due 02/27/37	150,000	152,565
7.875% due 02/15/30	50,000	56,481
Walt Disney Co. 1.750% due 08/30/24	50,000	47,701
1.750% due 01/13/26	70,000	64,146
2.000% due 09/01/29	35,000	29,415
2.650% due 01/13/31	310,000	265,383
2.750% due 09/01/49	45,000	29,970
3.375% due 11/15/26	200,000	189,482
3.600% due 01/13/51	200,000	153,299
4.700% due 03/23/50	200,000	184,724

	Principal Amount	Value
5.400% due 10/01/43	$100,000	$100,324
6.400% due 12/15/35	39,000	42,823
6.650% due 11/15/37	150,000	170,568
Weibo Corp. (China) 3.375% due 07/08/30	200,000	155,594

		24,303,549

Consumer, Cyclical - 1.5%

Advance Auto Parts, Inc. 1.750% due 10/01/27	20,000	16,821
American Airlines Pass-Through Trust Class AA 3.200% due 12/15/29	107,925	93,834
American Honda Finance Corp. 0.750% due 08/09/24	65,000	60,805
1.200% due 07/08/25	50,000	45,749
1.500% due 01/13/25	150,000	140,454
2.000% due 03/24/28	45,000	38,848
2.250% due 01/12/29	150,000	128,950
2.900% due 02/16/24	250,000	244,059
Aptiv PLC 3.100% due 12/01/51	200,000	118,970
4.400% due 10/01/46	100,000	74,502
AutoNation, Inc. 4.500% due 10/01/25	100,000	97,374
AutoZone, Inc. 1.650% due 01/15/31	85,000	66,173
3.750% due 06/01/27	100,000	95,538
Best Buy Co., Inc. 4.450% due 10/01/28	50,000	48,229
BorgWarner, Inc. 2.650% due 07/01/27	25,000	22,278
Choice Hotels International, Inc. 3.700% due 12/01/29	25,000	21,827
Continental Airlines Pass-Through Trust Class A 4.000% due 04/29/26	16,561	15,816
Costco Wholesale Corp. 1.375% due 06/20/27	200,000	175,480
1.750% due 04/20/32	200,000	158,664
Cummins, Inc. 0.750% due 09/01/25	35,000	31,591
1.500% due 09/01/30	100,000	78,655
2.600% due 09/01/50	100,000	62,349
Darden Restaurants, Inc. 3.850% due 05/01/27	130,000	124,187
Delta Air Lines Pass-Through Trust Class AA 2.000% due 12/10/29	42,526	36,279
3.204% due 10/25/25	25,000	24,382
Dick’s Sporting Goods, Inc. 3.150% due 01/15/32	300,000	234,882
Dollar General Corp. 3.875% due 04/15/27	50,000	47,753
4.150% due 11/01/25	25,000	24,473
Dollar Tree, Inc. 2.650% due 12/01/31	100,000	81,142
4.200% due 05/15/28	45,000	43,126
DR Horton, Inc. 1.300% due 10/15/26	85,000	73,206
General Motors Co. 4.200% due 10/01/27	50,000	47,099
5.400% due 10/15/29	250,000	239,130
5.400% due 04/01/48	50,000	41,079
6.125% due 10/01/25	250,000	254,686
6.250% due 10/02/43	100,000	92,885
6.750% due 04/01/46	25,000	24,082
General Motors Financial Co., Inc. 1.250% due 01/08/26	500,000	440,819
2.700% due 06/10/31	100,000	76,849
3.500% due 11/07/24	100,000	96,369
3.600% due 06/21/30	350,000	295,325
3.950% due 04/13/24	100,000	98,080
4.000% due 10/06/26	50,000	47,130

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
4.300% due 04/06/29	$100,000	$89,770
5.000% due 04/09/27	60,000	58,212
Hasbro, Inc. 3.500% due 09/15/27	30,000	27,821
3.900% due 11/19/29	100,000	89,086
Home Depot, Inc. 1.375% due 03/15/31	300,000	233,135
2.125% due 09/15/26	100,000	91,639
2.375% due 03/15/51	200,000	120,196
2.700% due 04/15/30	300,000	262,290
3.000% due 04/01/26	25,000	23,822
3.250% due 04/15/32	65,000	57,946
3.350% due 09/15/25	45,000	43,666
3.500% due 09/15/56	55,000	41,270
3.900% due 12/06/28	40,000	38,590
4.200% due 04/01/43	300,000	263,924
4.500% due 12/06/48	100,000	91,235
5.875% due 12/16/36	75,000	80,529
Honda Motor Co. Ltd. (Japan) 2.271% due 03/10/25	250,000	236,774
Hyatt Hotels Corp. 4.850% due 03/15/26	25,000	24,601
JetBlue Pass-Through Trust 4.000% due 05/15/34	13,037	11,626
Lear Corp. 2.600% due 01/15/32	100,000	75,479
3.550% due 01/15/52	100,000	61,155
Leggett & Platt, Inc. 3.800% due 11/15/24	50,000	48,604
Lowe’s Cos., Inc. 1.300% due 04/15/28	20,000	16,655
1.700% due 09/15/28	25,000	21,044
1.700% due 10/15/30	20,000	15,686
2.625% due 04/01/31	100,000	83,105
2.800% due 09/15/41	50,000	34,214
3.000% due 10/15/50	15,000	9,606
3.500% due 04/01/51	50,000	35,276
3.650% due 04/05/29	35,000	32,412
3.700% due 04/15/46	250,000	186,200
3.750% due 04/01/32	200,000	178,473
4.250% due 04/01/52	50,000	39,890
4.500% due 04/15/30	250,000	240,199
Magna International, Inc. (Canada) 4.150% due 10/01/25	25,000	24,423
Marriott International, Inc. 2.750% due 10/15/33	150,000	114,862
3.125% due 06/15/26	200,000	187,478
3.500% due 10/15/32	40,000	33,385
McDonald’s Corp. 3.375% due 05/26/25	100,000	96,824
3.500% due 03/01/27	50,000	47,679
3.500% due 07/01/27	300,000	285,057
3.600% due 07/01/30	100,000	91,962
3.700% due 02/15/42	200,000	160,227
3.800% due 04/01/28	25,000	23,968
4.200% due 04/01/50	150,000	125,582
4.450% due 09/01/48	10,000	8,749
4.875% due 07/15/40	10,000	9,387
Mercedes-Benz Finance North America LLC (Germany) 8.500% due 01/18/31	50,000	61,796
NIKE, Inc. 2.850% due 03/27/30	350,000	313,612
3.375% due 11/01/46	200,000	155,729
3.625% due 05/01/43	25,000	20,830
O’Reilly Automotive, Inc. 4.350% due 06/01/28	100,000	97,267
4.700% due 06/15/32	50,000	48,480
PACCAR Financial Corp. 1.100% due 05/11/26	70,000	62,471
2.000% due 02/04/27	70,000	63,283

	Principal Amount	Value
3.150% due 06/13/24	$30,000	$29,310
3.550% due 08/11/25	100,000	97,014
PulteGroup, Inc. 5.500% due 03/01/26	200,000	200,943
Ralph Lauren Corp. 3.750% due 09/15/25	50,000	48,613
Ross Stores, Inc. 0.875% due 04/15/26	100,000	87,888
1.875% due 04/15/31	100,000	78,731
Southwest Airlines Co. 5.250% due 05/04/25	180,000	180,828
Starbucks Corp. 2.450% due 06/15/26	50,000	46,373
3.500% due 03/01/28	100,000	93,924
3.500% due 11/15/50	200,000	145,250
3.550% due 08/15/29	100,000	92,368
3.750% due 12/01/47	35,000	26,730
4.300% due 06/15/45	35,000	29,767
4.450% due 08/15/49	100,000	85,510
Tapestry, Inc. 4.125% due 07/15/27	23,000	21,458
Target Corp. 1.950% due 01/15/27	250,000	227,309
2.250% due 04/15/25	150,000	142,431
2.950% due 01/15/52	200,000	138,144
3.375% due 04/15/29	100,000	92,793
Toyota Motor Credit Corp. 0.500% due 06/18/24	200,000	187,738
0.800% due 10/16/25	50,000	44,813
1.125% due 06/18/26	200,000	176,937
1.150% due 08/13/27	120,000	102,271
1.800% due 02/13/25	50,000	47,024
1.900% due 04/06/28	100,000	87,126
2.150% due 02/13/30	100,000	84,366
3.050% due 03/22/27	200,000	186,773
3.200% due 01/11/27	100,000	94,081
3.350% due 01/08/24	100,000	98,717
3.950% due 06/30/25	175,000	171,485
United Airlines Pass-Through Trust Class A 2.875% due 04/07/30	110,354	94,078
3.100% due 01/07/30	36,809	33,256
4.000% due 10/11/27	62,984	58,610
5.875% due 04/15/29	71,135	70,233
Walgreens Boots Alliance, Inc. 3.450% due 06/01/26	30,000	28,557
Walmart, Inc. 1.050% due 09/17/26	150,000	133,032
1.800% due 09/22/31	300,000	244,947
2.500% due 09/22/41	250,000	183,455
2.650% due 12/15/24	100,000	96,275
2.650% due 09/22/51	200,000	136,228
2.850% due 07/08/24	90,000	87,596
3.050% due 07/08/26	65,000	62,590
3.250% due 07/08/29	80,000	74,982
3.300% due 04/22/24	300,000	294,044
Warnermedia Holdings, Inc. 3.638% due 03/15/25 ~	300,000	285,535
4.279% due 03/15/32 ~	300,000	247,880
5.050% due 03/15/42 ~	300,000	230,587
5.141% due 03/15/52 ~	400,000	292,331
Whirlpool Corp. 2.400% due 05/15/31	5,000	3,973
4.600% due 05/15/50	50,000	39,978
4.700% due 05/14/32	30,000	28,370
4.750% due 02/26/29	60,000	58,458
WW Grainger, Inc. 1.850% due 02/15/25	25,000	23,489
3.750% due 05/15/46	50,000	39,259
4.600% due 06/15/45	20,000	18,288

		15,289,856

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value

Consumer, Non-Cyclical - 4.1%

Abbott Laboratories 2.950% due 03/15/25	$100,000	$96,650
3.750% due 11/30/26	227,000	221,322
4.750% due 11/30/36	100,000	99,401
4.900% due 11/30/46	100,000	98,060
6.150% due 11/30/37	25,000	28,052
AbbVie, Inc. 2.600% due 11/21/24	80,000	76,590
2.950% due 11/21/26	455,000	423,779
3.200% due 05/14/26	100,000	94,807
3.200% due 11/21/29	175,000	158,156
3.600% due 05/14/25	175,000	169,759
3.800% due 03/15/25	70,000	68,282
4.050% due 11/21/39	70,000	60,209
4.250% due 11/21/49	300,000	250,508
4.300% due 05/14/36	50,000	45,209
4.400% due 11/06/42	125,000	108,998
4.500% due 05/14/35	160,000	148,782
4.625% due 10/01/42	100,000	89,280
4.700% due 05/14/45	50,000	44,655
4.750% due 03/15/45	330,000	297,982
Adventist Health System 3.630% due 03/01/49	15,000	10,694
Advocate Health & Hospitals Corp. 3.387% due 10/15/49	50,000	36,160
Aetna, Inc. 3.500% due 11/15/24	100,000	97,209
3.875% due 08/15/47	30,000	23,182
4.125% due 11/15/42	100,000	82,074
Altria Group, Inc. 2.350% due 05/06/25	75,000	70,709
3.400% due 05/06/30	50,000	42,850
3.400% due 02/04/41	250,000	166,648
4.400% due 02/14/26	13,000	12,742
4.450% due 05/06/50	75,000	53,422
4.500% due 05/02/43	100,000	75,451
4.800% due 02/14/29	300,000	288,485
5.800% due 02/14/39	65,000	60,188
5.950% due 02/14/49	75,000	67,039
AmerisourceBergen Corp. 3.400% due 05/15/24	100,000	97,598
3.450% due 12/15/27	50,000	46,803
Amgen, Inc. 1.900% due 02/21/25	35,000	32,864
2.200% due 02/21/27	35,000	31,451
2.300% due 02/25/31	200,000	163,387
2.450% due 02/21/30	50,000	42,184
2.770% due 09/01/53	311,000	188,524
3.200% due 11/02/27	50,000	46,378
3.350% due 02/22/32	145,000	127,044
3.375% due 02/21/50	250,000	174,918
3.625% due 05/22/24	100,000	98,078
4.200% due 03/01/33	200,000	185,651
4.400% due 05/01/45	100,000	84,248
5.150% due 11/15/41	174,000	163,101
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. (Belgium) 4.700% due 02/01/36	525,000	497,815
Anheuser-Busch InBev Finance, Inc. (Belgium) 4.625% due 02/01/44	300,000	271,080
Anheuser-Busch InBev Worldwide, Inc. (Belgium) 3.500% due 06/01/30	350,000	319,465
4.000% due 04/13/28	80,000	76,290
4.375% due 04/15/38	35,000	31,428
4.439% due 10/06/48	200,000	171,831
4.600% due 04/15/48	50,000	43,703
4.750% due 01/23/29	55,000	54,408
4.900% due 01/23/31	65,000	65,208
5.450% due 01/23/39	65,000	65,145

	Principal Amount	Value
5.550% due 01/23/49	$100,000	$99,424
5.800% due 01/23/59	45,000	46,322
Archer-Daniels-Midland Co. 2.700% due 09/15/51	250,000	166,723
2.900% due 03/01/32	45,000	38,788
Ascension Health 3.945% due 11/15/46	70,000	58,190
Astrazeneca Finance LLC (United Kingdom) 1.200% due 05/28/26	35,000	31,203
2.250% due 05/28/31	20,000	16,688
AstraZeneca PLC (United Kingdom) 1.375% due 08/06/30	300,000	237,703
3.000% due 05/28/51	15,000	10,593
3.125% due 06/12/27	100,000	94,058
3.375% due 11/16/25	100,000	96,598
4.000% due 09/18/42	25,000	21,728
4.375% due 11/16/45	25,000	22,568
6.450% due 09/15/37	100,000	113,188
Automatic Data Processing, Inc. 1.250% due 09/01/30	40,000	31,356
1.700% due 05/15/28	40,000	34,796
3.375% due 09/15/25	25,000	24,238
Avery Dennison Corp. 2.650% due 04/30/30	30,000	24,768
Banner Health 1.897% due 01/01/31	40,000	31,687
2.913% due 01/01/51	50,000	33,169
BAT Capital Corp. (United Kingdom) 2.259% due 03/25/28	325,000	270,264
2.726% due 03/25/31	250,000	195,631
2.789% due 09/06/24	35,000	33,513
3.215% due 09/06/26	50,000	46,192
3.222% due 08/15/24	100,000	96,351
3.462% due 09/06/29	50,000	43,081
3.557% due 08/15/27	100,000	91,515
4.390% due 08/15/37	70,000	54,653
4.700% due 04/02/27	200,000	192,021
4.758% due 09/06/49	50,000	36,409
BAT International Finance PLC (United Kingdom) 1.668% due 03/25/26	25,000	22,180
Baxalta, Inc. 4.000% due 06/23/25	15,000	14,623
5.250% due 06/23/45	9,000	8,652
Baxter International, Inc. 1.322% due 11/29/24	400,000	372,671
1.915% due 02/01/27	100,000	88,801
2.539% due 02/01/32	100,000	79,699
3.950% due 04/01/30	150,000	136,917
Baylor Scott & White Holdings 2.839% due 11/15/50	200,000	131,259
Becton Dickinson & Co. 2.823% due 05/20/30	70,000	60,241
3.363% due 06/06/24	23,000	22,488
3.734% due 12/15/24	36,000	35,132
3.794% due 05/20/50	350,000	270,308
4.669% due 06/06/47	50,000	44,252
Bestfoods 7.250% due 12/15/26	200,000	218,685
Biogen, Inc. 2.250% due 05/01/30	55,000	44,931
3.150% due 05/01/50	440,000	287,899
Boston Scientific Corp. 2.650% due 06/01/30	350,000	299,784
4.550% due 03/01/39	50,000	45,084
4.700% due 03/01/49	70,000	63,001
Bristol-Myers Squibb Co. 0.750% due 11/13/25	50,000	44,981
1.125% due 11/13/27	50,000	42,785
1.450% due 11/13/30	280,000	221,992
2.350% due 11/13/40	20,000	13,829
2.550% due 11/13/50	30,000	18,927

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
2.950% due 03/15/32	$50,000	$43,641
3.200% due 06/15/26	50,000	47,732
3.250% due 08/01/42	100,000	76,759
3.400% due 07/26/29	118,000	109,466
3.700% due 03/15/52	70,000	54,817
3.900% due 02/20/28	100,000	96,469
3.900% due 03/15/62	250,000	193,583
4.125% due 06/15/39	35,000	31,292
4.250% due 10/26/49	365,000	315,629
4.350% due 11/15/47	50,000	44,315
Brown-Forman Corp. 4.500% due 07/15/45	40,000	36,767
Bunge Ltd. Finance Corp. 2.750% due 05/14/31	100,000	82,320
3.250% due 08/15/26	20,000	18,656
3.750% due 09/25/27	30,000	28,063
California Institute of Technology 3.650% due 09/01/19	20,000	12,833
Campbell Soup Co. 4.150% due 03/15/28	100,000	95,681
4.800% due 03/15/48	20,000	17,742
Cardinal Health, Inc. 3.079% due 06/15/24	50,000	48,612
3.410% due 06/15/27	100,000	93,642
3.750% due 09/15/25	50,000	48,434
4.368% due 06/15/47	50,000	39,385
4.900% due 09/15/45	50,000	42,471
Centene Corp. 3.000% due 10/15/30	200,000	164,401
4.625% due 12/15/29	200,000	183,218
Children’s Hospital of Philadelphia 2.704% due 07/01/50	250,000	160,663
Church & Dwight Co., Inc. 2.300% due 12/15/31	40,000	32,164
5.000% due 06/15/52	100,000	94,099
Cigna Corp. 0.613% due 03/15/24	40,000	37,974
1.250% due 03/15/26	65,000	57,985
2.375% due 03/15/31	60,000	49,251
2.400% due 03/15/30	120,000	100,797
3.050% due 10/15/27	30,000	27,499
3.200% due 03/15/40	85,000	64,459
3.400% due 03/15/50	65,000	46,369
3.400% due 03/15/51	40,000	28,620
3.875% due 10/15/47	50,000	38,997
4.125% due 11/15/25	45,000	44,015
4.375% due 10/15/28	80,000	77,317
4.800% due 08/15/38	60,000	55,931
4.900% due 12/15/48	555,000	502,987
Cintas Corp. No. 2 3.450% due 05/01/25	25,000	24,210
3.700% due 04/01/27	50,000	48,277
Coca-Cola Co. 1.375% due 03/15/31	200,000	156,468
1.500% due 03/05/28	60,000	51,776
2.000% due 03/05/31	65,000	53,777
2.125% due 09/06/29	100,000	85,721
2.250% due 01/05/32	100,000	84,156
2.875% due 05/05/41	100,000	76,682
3.000% due 03/05/51	415,000	303,915
Colgate-Palmolive Co. 3.100% due 08/15/27	50,000	47,361
3.700% due 08/01/47	100,000	85,689
CommonSpirit Health 4.350% due 11/01/42	150,000	127,197
6.073% due 11/01/27	80,000	81,940
Conagra Brands, Inc. 4.300% due 05/01/24	15,000	14,801
4.600% due 11/01/25	35,000	34,524
4.850% due 11/01/28	45,000	43,973
5.300% due 11/01/38	50,000	47,289
5.400% due 11/01/48	40,000	37,168

	Principal Amount	Value
Constellation Brands, Inc. 2.250% due 08/01/31	$160,000	$127,504
3.500% due 05/09/27	15,000	14,069
4.350% due 05/09/27	150,000	146,308
4.400% due 11/15/25	35,000	34,437
4.650% due 11/15/28	30,000	29,078
5.250% due 11/15/48	30,000	28,289
CVS Health Corp. 1.300% due 08/21/27	335,000	284,142
1.750% due 08/21/30	200,000	158,075
2.625% due 08/15/24	30,000	28,837
2.700% due 08/21/40	65,000	45,150
2.875% due 06/01/26	100,000	93,472
3.000% due 08/15/26	35,000	32,738
3.250% due 08/15/29	65,000	58,291
3.750% due 04/01/30	100,000	90,901
3.875% due 07/20/25	200,000	195,360
4.100% due 03/25/25	37,000	36,490
4.125% due 04/01/40	300,000	250,830
4.250% due 04/01/50	200,000	160,157
4.300% due 03/25/28	72,000	69,776
4.780% due 03/25/38	95,000	86,918
5.125% due 07/20/45	105,000	96,211
5.300% due 12/05/43	200,000	187,780
Danaher Corp. 2.600% due 10/01/50	125,000	80,290
2.800% due 12/10/51	100,000	66,554
3.350% due 09/15/25	30,000	28,907
4.375% due 09/15/45	30,000	26,769
Diageo Capital PLC (United Kingdom) 2.000% due 04/29/30	350,000	288,280
3.875% due 04/29/43	100,000	82,569
Dignity Health 5.267% due 11/01/64	100,000	86,727
Elevance Health, Inc. 2.550% due 03/15/31	100,000	84,265
3.350% due 12/01/24	400,000	388,005
3.600% due 03/15/51	30,000	22,573
3.650% due 12/01/27	30,000	28,339
4.375% due 12/01/47	30,000	25,781
4.625% due 05/15/42	100,000	91,414
4.650% due 01/15/43	50,000	45,550
5.500% due 10/15/32	200,000	205,377
Eli Lilly & Co. 2.250% due 05/15/50	200,000	126,241
3.375% due 03/15/29	27,000	25,324
Equifax, Inc. 2.350% due 09/15/31	150,000	116,761
2.600% due 12/01/24	25,000	23,848
Estee Lauder Cos., Inc. 1.950% due 03/15/31	45,000	36,505
2.000% due 12/01/24	10,000	9,496
2.375% due 12/01/29	10,000	8,599
3.125% due 12/01/49	15,000	10,746
3.150% due 03/15/27	50,000	47,224
4.150% due 03/15/47	30,000	25,779
Flowers Foods, Inc. 2.400% due 03/15/31	45,000	36,339
Fomento Economico Mexicano SAB de CV (Mexico) 3.500% due 01/16/50	150,000	105,548
General Mills, Inc. 2.250% due 10/14/31	50,000	40,345
3.000% due 02/01/51	60,000	41,312
3.200% due 02/10/27	100,000	94,631
4.200% due 04/17/28	50,000	48,411
5.241% due 11/18/25	30,000	30,085
George Washington University 4.300% due 09/15/44	50,000	42,225
Georgetown University 2.943% due 04/01/50	25,000	15,911

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Gilead Sciences, Inc.
1.200% due 10/01/27	$45,000	$38,234
1.650% due 10/01/30	40,000	31,813
2.600% due 10/01/40	450,000	315,690
2.800% due 10/01/50	100,000	64,380
2.950% due 03/01/27	100,000	93,177
3.650% due 03/01/26	100,000	96,525
4.150% due 03/01/47	75,000	62,311
4.600% due 09/01/35	45,000	42,911
4.750% due 03/01/46	50,000	45,249
GlaxoSmithKline Capital PLC (United Kingdom) 3.375% due 06/01/29	250,000	230,995
GlaxoSmithKline Capital, Inc. (United Kingdom) 3.625% due 05/15/25	85,000	83,075
6.375% due 05/15/38	100,000	113,599
Global Payments, Inc. 5.400% due 08/15/32	200,000	191,055
GSK Consumer Healthcare Capital US LLC 3.375% due 03/24/27	250,000	233,114
3.625% due 03/24/32	250,000	220,168
Hackensack Meridian Health, Inc. 4.500% due 07/01/57	100,000	85,543
HCA, Inc. 3.125% due 03/15/27 ~	45,000	40,979
3.500% due 07/15/51	350,000	225,964
3.625% due 03/15/32 ~	100,000	84,882
4.125% due 06/15/29	35,000	32,025
4.500% due 02/15/27	60,000	57,916
4.625% due 03/15/52 ~	25,000	19,573
5.125% due 06/15/39	50,000	44,939
5.250% due 04/15/25	70,000	69,654
5.250% due 06/15/26	75,000	74,191
5.250% due 06/15/49	100,000	85,641
5.500% due 06/15/47	75,000	66,962
Hershey Co. 2.300% due 08/15/26	50,000	46,003
Hormel Foods Corp. 0.650% due 06/03/24	20,000	18,845
1.700% due 06/03/28	35,000	30,280
3.050% due 06/03/51	25,000	17,340
Humana, Inc. 3.700% due 03/23/29	85,000	77,998
3.850% due 10/01/24	100,000	98,053
4.625% due 12/01/42	100,000	87,757
Ingredion, Inc. 3.200% due 10/01/26	100,000	93,696
J M Smucker Co. 2.375% due 03/15/30	65,000	53,989
2.750% due 09/15/41	100,000	66,938
3.550% due 03/15/50	50,000	34,464
Johns Hopkins Health System Corp. 3.837% due 05/15/46	50,000	40,642
Johns Hopkins University 4.705% due 07/01/32	30,000	29,930
Johnson & Johnson 0.550% due 09/01/25	400,000	361,625
1.300% due 09/01/30	70,000	56,597
2.100% due 09/01/40	65,000	44,980
2.250% due 09/01/50	100,000	62,348
2.450% due 03/01/26	50,000	47,046
3.400% due 01/15/38	50,000	42,639
3.500% due 01/15/48	65,000	53,282
3.550% due 03/01/36	25,000	22,245
3.625% due 03/03/37	132,000	117,797
3.700% due 03/01/46	25,000	21,101
3.750% due 03/03/47	50,000	42,346
4.850% due 05/15/41	50,000	49,360
5.950% due 08/15/37	100,000	111,725
Kaiser Foundation Hospitals 2.810% due 06/01/41	65,000	47,360
3.002% due 06/01/51	70,000	48,007

	Principal Amount	Value
3.150% due 05/01/27	$225,000	$210,916
4.150% due 05/01/47	20,000	17,046
Kellogg Co. 3.400% due 11/15/27	100,000	93,164
4.300% due 05/15/28	100,000	97,220
Keurig Dr Pepper, Inc. 2.550% due 09/15/26	50,000	45,816
3.430% due 06/15/27	35,000	32,625
4.420% due 12/15/46	250,000	206,690
Kimberly-Clark Corp. 1.050% due 09/15/27	25,000	21,358
2.000% due 11/02/31	100,000	80,699
3.050% due 08/15/25	50,000	48,101
3.950% due 11/01/28	10,000	9,658
6.625% due 08/01/37	100,000	114,503
Kraft Heinz Foods Co. 3.875% due 05/15/27	250,000	239,243
4.375% due 06/01/46	250,000	204,298
Kroger Co. 3.500% due 02/01/26	50,000	47,794
3.950% due 01/15/50	100,000	78,114
4.650% due 01/15/48	100,000	86,939
5.150% due 08/01/43	25,000	23,144
Laboratory Corp. of America Holdings 1.550% due 06/01/26	70,000	62,085
2.700% due 06/01/31	100,000	83,554
3.600% due 09/01/27	100,000	94,849
4.700% due 02/01/45	50,000	43,073
Leland Stanford Junior University 3.647% due 05/01/48	125,000	103,687
Mass General Brigham, Inc. 3.342% due 07/01/60	30,000	20,082
Massachusetts Institute of Technology 3.067% due 04/01/52	100,000	73,749
5.600% due 07/01/11	100,000	104,214
Mayo Clinic 3.196% due 11/15/61	100,000	67,032
McCormick & Co., Inc. 0.900% due 02/15/26	95,000	83,319
3.400% due 08/15/27	50,000	46,655
McKesson Corp. 1.300% due 08/15/26	165,000	145,315
Mead Johnson Nutrition Co. (United Kingdom) 4.600% due 06/01/44	200,000	179,699
Medtronic, Inc. 4.625% due 03/15/45	65,000	60,875
Memorial Sloan-Kettering Cancer Center 2.955% due 01/01/50	55,000	36,684
Merck & Co., Inc. 0.750% due 02/24/26	350,000	310,284
1.700% due 06/10/27	50,000	44,404
2.150% due 12/10/31	50,000	40,964
3.400% due 03/07/29	200,000	186,746
3.600% due 09/15/42	300,000	247,116
4.150% due 05/18/43	100,000	89,036
Molson Coors Beverage Co. 4.200% due 07/15/46	40,000	31,190
5.000% due 05/01/42	100,000	89,136
Mondelez International, Inc. 1.500% due 02/04/31	40,000	30,850
1.875% due 10/15/32	300,000	228,429
2.625% due 09/04/50	25,000	15,642
Moody’s Corp. 2.000% due 08/19/31	100,000	79,252
2.750% due 08/19/41	100,000	70,036
4.875% due 02/15/24	50,000	49,861
4.875% due 12/17/48	50,000	45,397

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Mount Sinai Hospitals Group, Inc. 3.981% due 07/01/48	$50,000	$38,878
New York & Presbyterian Hospital 3.954% due 08/01/19	35,000	24,349
Northwell Healthcare, Inc. 3.809% due 11/01/49	100,000	71,793
Northwestern University 3.662% due 12/01/57	25,000	19,150
Novartis Capital Corp. (Switzerland) 3.000% due 11/20/25	100,000	95,967
3.100% due 05/17/27	30,000	28,474
3.400% due 05/06/24	150,000	147,032
4.000% due 11/20/45	100,000	88,255
NYU Langone Hospitals 4.368% due 07/01/47	25,000	20,878
OhioHealth Corp. 2.297% due 11/15/31	100,000	80,308
PayPal Holdings, Inc. 1.650% due 06/01/25	315,000	292,714
2.300% due 06/01/30	55,000	45,307
3.250% due 06/01/50	65,000	44,466
4.400% due 06/01/32	100,000	94,419
5.050% due 06/01/52	100,000	91,099
PeaceHealth Obligated Group 1.375% due 11/15/25	15,000	13,459
PepsiCo, Inc. 1.625% due 05/01/30	60,000	48,940
1.950% due 10/21/31	75,000	60,804
2.375% due 10/06/26	55,000	51,245
2.750% due 04/30/25	100,000	95,707
2.750% due 03/19/30	500,000	443,906
3.450% due 10/06/46	60,000	48,275
3.500% due 07/17/25	50,000	48,725
3.600% due 03/01/24	71,000	70,159
4.200% due 07/18/52	55,000	50,411
PerkinElmer, Inc. 2.550% due 03/15/31	85,000	68,929
3.300% due 09/15/29	30,000	26,175
Pfizer, Inc. 0.800% due 05/28/25	30,000	27,500
1.700% due 05/28/30	350,000	288,794
1.750% due 08/18/31	100,000	80,536
2.550% due 05/28/40	25,000	18,176
2.625% due 04/01/30	250,000	220,197
2.700% due 05/28/50	25,000	17,025
3.000% due 12/15/26	100,000	94,760
3.400% due 05/15/24	150,000	147,130
3.600% due 09/15/28	100,000	95,834
3.900% due 03/15/39	25,000	22,157
4.100% due 09/15/38	50,000	45,525
4.200% due 09/15/48	35,000	31,339
Philip Morris International, Inc. 0.875% due 05/01/26	100,000	87,969
1.750% due 11/01/30	100,000	78,541
3.250% due 11/10/24	125,000	121,006
3.375% due 08/11/25	50,000	48,068
4.250% due 11/10/44	30,000	24,218
4.500% due 03/20/42	200,000	169,546
6.375% due 05/16/38	100,000	106,889
President & Fellows of Harvard College 4.875% due 10/15/40	100,000	98,971
Procter & Gamble Co. 0.550% due 10/29/25	50,000	44,895
1.000% due 04/23/26	250,000	224,224
1.200% due 10/29/30	50,000	39,350
3.000% due 03/25/30	300,000	274,817
Providence St Joseph Health Obligated Group 2.700% due 10/01/51	75,000	44,660
3.930% due 10/01/48	35,000	27,379

	Principal Amount	Value
Quanta Services, Inc. 0.950% due 10/01/24	$15,000	$13,823
2.350% due 01/15/32	25,000	19,045
3.050% due 10/01/41	30,000	19,818
Quest Diagnostics, Inc. 2.800% due 06/30/31	70,000	58,812
2.950% due 06/30/30	55,000	47,637
RELX Capital, Inc. (United Kingdom) 4.000% due 03/18/29	100,000	92,818
Reynolds American, Inc. (United Kingdom) 6.150% due 09/15/43	300,000	268,819
Royalty Pharma PLC 2.150% due 09/02/31	55,000	41,725
3.300% due 09/02/40	300,000	209,268
3.350% due 09/02/51	60,000	37,223
RWJ Barnabas Health, Inc. 3.477% due 07/01/49	25,000	18,259
S&P Global, Inc. 2.450% due 03/01/27 ~	250,000	228,693
2.700% due 03/01/29 ~	200,000	176,452
3.900% due 03/01/62 ~	250,000	194,422
Shire Acquisitions Investments Ireland DAC 3.200% due 09/23/26	250,000	234,803
Smith & Nephew PLC (United Kingdom) 2.032% due 10/14/30	250,000	196,011
Stanford Health Care 3.027% due 08/15/51	30,000	19,859
Stryker Corp. 1.150% due 06/15/25	250,000	228,955
4.100% due 04/01/43	100,000	82,480
Sutter Health 2.294% due 08/15/30	55,000	44,606
3.361% due 08/15/50	55,000	37,520
Sysco Corp. 2.450% due 12/14/31	105,000	84,640
3.150% due 12/14/51	125,000	82,727
3.250% due 07/15/27	50,000	46,293
3.750% due 10/01/25	25,000	24,217
4.450% due 03/15/48	50,000	41,272
4.500% due 04/01/46	25,000	21,080
4.850% due 10/01/45	15,000	13,302
Takeda Pharmaceutical Co. Ltd. (Japan) 3.175% due 07/09/50	250,000	169,735
5.000% due 11/26/28	100,000	99,356
Thermo Fisher Scientific, Inc. 1.215% due 10/18/24	250,000	234,797
1.750% due 10/15/28	20,000	16,976
2.000% due 10/15/31	35,000	28,438
2.800% due 10/15/41	320,000	236,846
5.300% due 02/01/44	100,000	101,207
Toledo Hospital 5.750% due 11/15/38	50,000	47,219
Trustees of Princeton University 5.700% due 03/01/39	50,000	54,349
Tyson Foods, Inc. 3.550% due 06/02/27	350,000	328,605
4.000% due 03/01/26	15,000	14,552
4.350% due 03/01/29	20,000	19,112
5.100% due 09/28/48	10,000	9,279
Unilever Capital Corp. (United Kingdom) 1.750% due 08/12/31	140,000	110,376
5.900% due 11/15/32	50,000	53,843
UnitedHealth Group, Inc. 0.550% due 05/15/24	35,000	33,041
1.150% due 05/15/26	50,000	44,714
2.000% due 05/15/30	405,000	335,087
2.300% due 05/15/31	50,000	41,797
2.375% due 08/15/24	70,000	67,357
2.875% due 08/15/29	75,000	66,993
2.900% due 05/15/50	300,000	204,370
3.050% due 05/15/41	50,000	37,777

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
3.250% due 05/15/51	$50,000	$36,022
3.500% due 02/15/24	20,000	19,686
3.500% due 08/15/39	60,000	49,282
3.700% due 12/15/25	20,000	19,507
3.700% due 08/15/49	65,000	51,770
3.750% due 07/15/25	75,000	73,390
3.850% due 06/15/28	100,000	95,959
3.875% due 12/15/28	25,000	23,895
3.875% due 08/15/59	100,000	78,796
4.200% due 05/15/32	65,000	61,899
4.250% due 06/15/48	50,000	43,453
4.450% due 12/15/48	25,000	22,331
4.750% due 07/15/45	50,000	47,085
5.150% due 10/15/25	25,000	25,312
5.250% due 02/15/28	70,000	71,687
5.350% due 02/15/33	100,000	103,498
5.875% due 02/15/53	30,000	32,590
6.875% due 02/15/38	250,000	294,440
University of Chicago 2.761% due 04/01/45	10,000	7,512
University of Notre Dame du Lac 3.394% due 02/15/48	50,000	39,349
University of Southern California 2.805% due 10/01/50	50,000	33,760
3.028% due 10/01/39	50,000	39,587
Utah Acquisition Sub, Inc. 3.950% due 06/15/26	100,000	93,610
Viatris, Inc. 3.850% due 06/22/40	400,000	269,465
Wyeth LLC 5.950% due 04/01/37	50,000	53,988
6.500% due 02/01/34	100,000	112,480
Zimmer Biomet Holdings, Inc. 2.600% due 11/24/31	100,000	81,272
Zoetis, Inc. 5.600% due 11/16/32	135,000	140,379

		41,717,237

Energy - 1.7%

Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc. 3.337% due 12/15/27	100,000	92,543
4.080% due 12/15/47	50,000	39,230
5.125% due 09/15/40	50,000	46,319
Boardwalk Pipelines LP 4.950% due 12/15/24	100,000	98,867
BP Capital Markets America, Inc. 1.749% due 08/10/30	130,000	103,935
2.772% due 11/10/50	130,000	83,577
3.000% due 02/24/50	150,000	100,724
3.001% due 03/17/52	50,000	33,190
3.119% due 05/04/26	25,000	23,728
3.588% due 04/14/27	100,000	95,409
4.234% due 11/06/28	400,000	388,371
Canadian Natural Resources Ltd. (Canada) 2.050% due 07/15/25	300,000	279,383
3.800% due 04/15/24	43,000	42,160
3.850% due 06/01/27	50,000	47,165
4.950% due 06/01/47	25,000	21,807
6.750% due 02/01/39	90,000	93,476
Cenovus Energy, Inc. (Canada) 2.650% due 01/15/32	65,000	52,066
3.750% due 02/15/52	225,000	159,004
Cheniere Corpus Christi Holdings LLC 3.700% due 11/15/29	60,000	54,369
5.125% due 06/30/27	300,000	296,868
Chevron Corp. 1.554% due 05/11/25	35,000	32,590
1.995% due 05/11/27	350,000	314,861
2.236% due 05/11/30	25,000	21,482

	Principal Amount	Value
2.954% due 05/16/26	$100,000	$94,967
3.326% due 11/17/25	50,000	48,363
Chevron USA, Inc. 3.850% due 01/15/28	50,000	48,345
ConocoPhillips Co. 3.758% due 03/15/42	250,000	208,449
4.025% due 03/15/62	200,000	158,581
6.950% due 04/15/29	100,000	110,815
Devon Energy Corp. 5.000% due 06/15/45	105,000	91,139
5.850% due 12/15/25	50,000	50,955
Diamondback Energy, Inc. 3.125% due 03/24/31	500,000	415,243
3.500% due 12/01/29	100,000	87,951
4.250% due 03/15/52	60,000	44,166
Enbridge Energy Partners LP 7.500% due 04/15/38	50,000	55,152
Enbridge, Inc. (Canada) 1.600% due 10/04/26	55,000	48,242
2.500% due 01/15/25	50,000	47,341
2.500% due 08/01/33	100,000	77,199
3.400% due 08/01/51	70,000	47,833
3.700% due 07/15/27	100,000	93,768
4.500% due 06/10/44	150,000	125,419
Energy Transfer LP 2.900% due 05/15/25	40,000	37,705
3.750% due 05/15/30	310,000	274,037
3.900% due 07/15/26	100,000	94,609
4.050% due 03/15/25	100,000	96,943
4.200% due 04/15/27	100,000	94,525
4.400% due 03/15/27	200,000	190,284
4.900% due 02/01/24	100,000	99,475
5.250% due 04/15/29	25,000	24,227
5.300% due 04/15/47	100,000	83,690
5.950% due 10/01/43	100,000	92,317
6.125% due 12/15/45	200,000	185,964
6.500% due 02/01/42	100,000	99,285
Enterprise Products Operating LLC 3.125% due 07/31/29	100,000	88,258
4.150% due 10/16/28	50,000	47,445
4.200% due 01/31/50	450,000	355,983
4.250% due 02/15/48	25,000	20,179
4.800% due 02/01/49	50,000	42,852
5.375% due 02/15/78	300,000	229,168
6.125% due 10/15/39	115,000	118,311
6.875% due 03/01/33	150,000	164,420
Equinor ASA (Norway) 2.375% due 05/22/30	125,000	106,600
3.250% due 11/18/49	200,000	146,253
3.950% due 05/15/43	300,000	252,095
Exxon Mobil Corp. 2.019% due 08/16/24	50,000	47,860
2.440% due 08/16/29	50,000	43,787
2.610% due 10/15/30	250,000	219,000
2.995% due 08/16/39	50,000	38,411
3.043% due 03/01/26	150,000	143,242
3.176% due 03/15/24	200,000	196,126
3.452% due 04/15/51	200,000	151,589
4.114% due 03/01/46	65,000	55,622
4.327% due 03/19/50	300,000	264,384
Halliburton Co. 3.800% due 11/15/25	6,000	5,842
4.850% due 11/15/35	50,000	46,436
5.000% due 11/15/45	342,000	304,459
7.450% due 09/15/39	25,000	28,308
Hess Corp. 4.300% due 04/01/27	50,000	47,829
5.600% due 02/15/41	50,000	47,483
5.800% due 04/01/47	50,000	47,986
7.125% due 03/15/33	50,000	54,018

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Kinder Morgan Energy Partners LP 4.150% due 02/01/24	$100,000	$98,691
Kinder Morgan, Inc. 2.000% due 02/15/31	210,000	163,057
3.250% due 08/01/50	220,000	142,965
4.300% due 03/01/28	300,000	287,925
4.800% due 02/01/33	100,000	93,014
5.300% due 12/01/34	70,000	65,746
5.550% due 06/01/45	350,000	320,772
Magellan Midstream Partners LP 4.200% due 10/03/47	50,000	37,699
4.250% due 09/15/46	70,000	53,213
5.000% due 03/01/26	50,000	49,728
Marathon Oil Corp. 4.400% due 07/15/27	100,000	95,658
5.200% due 06/01/45	50,000	43,014
Marathon Petroleum Corp. 3.800% due 04/01/28	30,000	27,808
4.500% due 04/01/48	25,000	20,079
5.125% due 12/15/26	50,000	49,763
6.500% due 03/01/41	100,000	103,175
MPLX LP 2.650% due 08/15/30	45,000	36,569
4.250% due 12/01/27	250,000	236,660
4.500% due 04/15/38	30,000	25,382
4.700% due 04/15/48	45,000	35,709
4.875% due 12/01/24	250,000	248,142
4.900% due 04/15/58	15,000	11,823
4.950% due 03/14/52	200,000	164,320
NOV, Inc. 3.950% due 12/01/42	100,000	70,076
ONEOK, Inc. 2.200% due 09/15/25	25,000	22,996
3.100% due 03/15/30	25,000	21,005
4.000% due 07/13/27	130,000	122,516
4.350% due 03/15/29	100,000	92,624
4.500% due 03/15/50	25,000	18,736
4.550% due 07/15/28	50,000	47,290
4.950% due 07/13/47	50,000	40,500
5.200% due 07/15/48	25,000	20,937
Phillips 66 0.900% due 02/15/24	35,000	33,465
1.300% due 02/15/26	20,000	17,940
3.300% due 03/15/52	100,000	69,473
4.650% due 11/15/34	200,000	187,292
Phillips 66 Co. 3.550% due 10/01/26 ~	50,000	46,969
4.900% due 10/01/46 ~	25,000	22,249
Pioneer Natural Resources Co. 2.150% due 01/15/31	385,000	305,212
Plains All American Pipeline LP/PAA Finance Corp. 4.500% due 12/15/26	150,000	144,202
4.650% due 10/15/25	100,000	97,957
4.700% due 06/15/44	50,000	38,114
Sabine Pass Liquefaction LLC 4.500% due 05/15/30	205,000	190,505
5.625% due 03/01/25	165,000	165,357
Schlumberger Investment SA 2.650% due 06/26/30	100,000	86,018
Shell International Finance BV (Netherlands) 2.500% due 09/12/26	50,000	46,413
2.750% due 04/06/30	85,000	74,780
2.875% due 05/10/26	100,000	94,294
2.875% due 11/26/41	200,000	145,898
3.000% due 11/26/51	200,000	136,379
3.250% due 05/11/25	100,000	96,988
3.250% due 04/06/50	100,000	72,211
3.625% due 08/21/42	100,000	80,861
3.750% due 09/12/46	50,000	39,392

	Principal Amount	Value
4.000% due 05/10/46	$100,000	$82,021
4.125% due 05/11/35	263,000	244,804
Spectra Energy Partners LP 3.375% due 10/15/26	20,000	18,637
Suncor Energy, Inc. (Canada) 4.000% due 11/15/47	70,000	53,381
6.800% due 05/15/38	200,000	210,344
Targa Resources Corp. 5.200% due 07/01/27	85,000	83,449
6.250% due 07/01/52	200,000	189,776
TC PipeLines LP 3.900% due 05/25/27	20,000	18,878
Total Capital International SA (France) 2.434% due 01/10/25	50,000	47,804
2.829% due 01/10/30	50,000	44,247
3.700% due 01/15/24	200,000	197,402
TotalEnergies Capital International SA (France) 3.127% due 05/29/50	100,000	71,104
3.461% due 07/12/49	50,000	37,603
TotalEnergies Capital SA (France) 3.883% due 10/11/28	25,000	24,199
TransCanada PipeLines Ltd. (Canada) 1.000% due 10/12/24	420,000	388,999
4.100% due 04/15/30	200,000	183,685
4.250% due 05/15/28	50,000	47,424
5.100% due 03/15/49	50,000	45,591
7.625% due 01/15/39	50,000	57,396
Transcontinental Gas Pipe Line Co. LLC 3.250% due 05/15/30	25,000	21,753
4.000% due 03/15/28	50,000	47,005
4.450% due 08/01/42	150,000	127,898
Valero Energy Corp. 2.150% due 09/15/27	100,000	87,848
2.800% due 12/01/31	100,000	81,763
6.625% due 06/15/37	150,000	160,248
Williams Cos., Inc. 3.750% due 06/15/27	50,000	47,142
4.550% due 06/24/24	85,000	84,119
5.100% due 09/15/45	100,000	87,901
5.300% due 08/15/52	250,000	224,852
5.750% due 06/24/44	35,000	33,513
6.300% due 04/15/40	20,000	20,520

		17,192,926

Financial - 9.7%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland) 1.650% due 10/29/24	150,000	138,461
1.750% due 10/29/24	150,000	138,034
2.450% due 10/29/26	150,000	131,361
3.300% due 01/30/32	150,000	117,631
3.875% due 01/23/28	150,000	135,154
6.500% due 07/15/25	250,000	253,556
Affiliated Managers Group, Inc. 3.500% due 08/01/25	50,000	47,984
African Development Bank (Ivory Coast) 0.875% due 03/23/26	400,000	357,933
0.875% due 07/22/26	116,000	102,832
Air Lease Corp. 0.800% due 08/18/24	40,000	36,857
2.100% due 09/01/28	300,000	244,887
2.300% due 02/01/25	100,000	93,182
3.000% due 02/01/30	100,000	83,612
3.250% due 03/01/25	100,000	94,971
Aircastle Ltd. 4.125% due 05/01/24	30,000	29,015
Alexandria Real Estate Equities, Inc. REIT 2.750% due 12/15/29	50,000	42,629
2.950% due 03/15/34	40,000	32,545
3.375% due 08/15/31	60,000	52,522

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
3.550% due 03/15/52	$70,000	$50,214
3.950% due 01/15/27	25,000	23,926
4.000% due 02/01/50	100,000	76,253
4.500% due 07/30/29	20,000	18,987
Allstate Corp. 3.280% due 12/15/26	350,000	332,803
Ally Financial, Inc. 5.800% due 05/01/25	200,000	199,130
American Express Co. 2.500% due 07/30/24	35,000	33,681
3.000% due 10/30/24	50,000	48,386
3.300% due 05/03/27	415,000	388,599
3.375% due 05/03/24	55,000	53,909
3.950% due 08/01/25	250,000	245,157
4.050% due 12/03/42	125,000	107,927
5.850% due 11/05/27	60,000	62,570
American Financial Group, Inc. 4.500% due 06/15/47	50,000	39,804
American Homes 4 Rent LP REIT 3.625% due 04/15/32	70,000	59,069
American International Group, Inc. 4.375% due 06/30/50	100,000	85,111
4.800% due 07/10/45	50,000	45,126
American Tower Corp. REIT 1.875% due 10/15/30	200,000	154,790
2.300% due 09/15/31	350,000	272,942
2.900% due 01/15/30	50,000	42,453
2.950% due 01/15/25	100,000	95,453
3.100% due 06/15/50	50,000	31,668
3.375% due 10/15/26	100,000	93,632
3.600% due 01/15/28	100,000	92,081
Aon Corp./Aon Global Holdings PLC 2.050% due 08/23/31	100,000	79,329
2.900% due 08/23/51	100,000	64,043
4.500% due 12/15/28	200,000	193,317
Arch Capital Group Ltd. 3.635% due 06/30/50	200,000	138,867
Arch Capital Group US, Inc. 5.144% due 11/01/43	200,000	179,858
Ares Capital Corp. 2.150% due 07/15/26	350,000	296,743
3.250% due 07/15/25	50,000	46,054
Asian Development Bank (Multi-National) 0.375% due 06/11/24	180,000	169,136
0.500% due 02/04/26	400,000	355,767
0.625% due 04/29/25	500,000	458,278
1.000% due 04/14/26	200,000	180,011
1.250% due 06/09/28	50,000	42,948
1.500% due 10/18/24	150,000	142,023
1.750% due 08/14/26	250,000	229,010
2.625% due 01/12/27	200,000	188,525
2.750% due 01/19/28	100,000	93,696
2.875% due 05/06/25	225,000	217,270
3.125% due 09/26/28	200,000	188,568
3.875% due 09/28/32	120,000	118,138
4.125% due 09/27/24	250,000	247,665
Asian Infrastructure Investment Bank (Multi-National) 0.500% due 05/28/25	150,000	136,324
2.250% due 05/16/24	250,000	241,512
3.375% due 06/29/25	200,000	194,188
Assurant, Inc. 4.900% due 03/27/28	100,000	95,983
Assured Guaranty US Holdings, Inc. 3.150% due 06/15/31	70,000	59,092
Athene Holding Ltd. 3.450% due 05/15/52	100,000	61,770
3.500% due 01/15/31	20,000	16,469
6.650% due 02/01/33	100,000	99,187
AvalonBay Communities, Inc. REIT 2.050% due 01/15/32	200,000	157,474
2.450% due 01/15/31	105,000	87,083

	Principal Amount	Value
3.350% due 05/15/27	$25,000	$23,263
4.150% due 07/01/47	50,000	40,098
AXA SA (France) 8.600% due 12/15/30	75,000	90,681
Banco Bilbao Vizcaya Argentaria SA (Spain) 6.138% due 09/14/28	200,000	200,584
Banco Santander SA (Spain) 1.722% due 09/14/27	200,000	171,082
2.706% due 06/27/24	200,000	192,025
2.749% due 12/03/30	200,000	153,616
3.892% due 05/24/24	200,000	195,896
5.294% due 08/18/27	200,000	195,601
Bank of America Corp. 1.197% due 10/24/26	100,000	89,003
1.319% due 06/19/26	500,000	450,691
1.530% due 12/06/25	200,000	184,603
1.658% due 03/11/27	350,000	310,038
1.734% due 07/22/27	410,000	359,712
1.922% due 10/24/31	100,000	76,612
2.015% due 02/13/26	100,000	92,901
2.299% due 07/21/32	100,000	77,251
2.456% due 10/22/25	50,000	47,277
2.482% due 09/21/36	200,000	147,411
2.496% due 02/13/31	100,000	81,493
2.572% due 10/20/32	100,000	78,568
2.592% due 04/29/31	500,000	408,316
2.651% due 03/11/32	100,000	80,280
2.676% due 06/19/41	350,000	236,705
2.831% due 10/24/51	25,000	15,431
2.884% due 10/22/30	50,000	41,933
2.972% due 02/04/33	350,000	282,870
2.972% due 07/21/52	100,000	62,887
3.248% due 10/21/27	150,000	138,750
3.311% due 04/22/42	400,000	294,805
3.366% due 01/23/26	100,000	95,426
3.384% due 04/02/26	100,000	95,588
3.419% due 12/20/28	169,000	153,320
3.458% due 03/15/25	150,000	146,089
3.483% due 03/13/52	100,000	70,746
3.500% due 04/19/26	150,000	143,334
3.593% due 07/21/28	100,000	92,217
3.824% due 01/20/28	300,000	280,364
3.846% due 03/08/37	400,000	332,252
3.875% due 08/01/25	100,000	97,437
3.946% due 01/23/49	100,000	77,790
3.950% due 04/21/25	200,000	194,817
3.970% due 03/05/29	100,000	92,449
4.078% due 04/23/40	200,000	167,078
4.083% due 03/20/51	350,000	275,595
4.183% due 11/25/27	100,000	95,022
4.450% due 03/03/26	85,000	83,390
4.750% due 04/21/45	85,000	72,484
5.015% due 07/22/33	250,000	238,086
6.110% due 01/29/37	250,000	253,833
6.204% due 11/10/28	65,000	67,227
7.750% due 05/14/38	200,000	233,403
Bank of Montreal (Canada) 0.949% due 01/22/27	100,000	88,397
3.300% due 02/05/24	100,000	98,169
3.700% due 06/07/25	165,000	160,261
Bank of New York Mellon Corp. 0.500% due 04/26/24	250,000	236,040
1.600% due 04/24/25	300,000	279,016
2.800% due 05/04/26	50,000	46,960
3.000% due 10/30/28	55,000	49,277
3.350% due 04/25/25	100,000	96,894
3.400% due 05/15/24	100,000	98,014
Bank of Nova Scotia (Canada) 0.650% due 07/31/24	70,000	65,300
0.700% due 04/15/24	85,000	80,370

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
1.300% due 06/11/25	$100,000	$91,712
1.300% due 09/15/26	50,000	43,739
2.450% due 02/02/32	100,000	80,693
3.450% due 04/11/25	60,000	57,792
4.588% due 05/04/37	40,000	34,238
5.250% due 12/06/24	335,000	335,872
Barclays PLC (United Kingdom) 2.645% due 06/24/31	200,000	156,466
2.894% due 11/24/32	200,000	152,793
3.330% due 11/24/42	200,000	137,235
4.337% due 01/10/28	300,000	279,252
4.375% due 01/12/26	200,000	193,763
4.950% due 01/10/47	200,000	171,164
7.385% due 11/02/28	200,000	208,817
Berkshire Hathaway Finance Corp. 1.450% due 10/15/30	80,000	63,817
2.500% due 01/15/51	410,000	258,130
2.850% due 10/15/50	90,000	60,533
3.850% due 03/15/52	200,000	160,473
4.300% due 05/15/43	200,000	180,355
5.750% due 01/15/40	25,000	27,269
BlackRock, Inc. 1.900% due 01/28/31	15,000	12,177
2.100% due 02/25/32	100,000	80,731
2.400% due 04/30/30	45,000	38,562
3.200% due 03/15/27	56,000	52,999
3.250% due 04/30/29	60,000	55,462
Blackstone Private Credit Fund 2.625% due 12/15/26	100,000	82,897
3.250% due 03/15/27	150,000	126,494
7.050% due 09/29/25 ~	50,000	49,654
Blackstone Secured Lending Fund 2.750% due 09/16/26	100,000	87,856
Boston Properties LP REIT 2.450% due 10/01/33	50,000	36,102
2.550% due 04/01/32	250,000	190,689
3.250% due 01/30/31	150,000	124,357
Brandywine Operating Partnership LP 4.550% due 10/01/29	50,000	41,904
Brighthouse Financial, Inc. 3.700% due 06/22/27	100,000	92,789
4.700% due 06/22/47	50,000	36,769
Brixmor Operating Partnership LP REIT 2.500% due 08/16/31	50,000	38,361
4.050% due 07/01/30	10,000	8,771
4.125% due 06/15/26	50,000	47,209
Brookfield Finance, Inc. (Canada) 3.500% due 03/30/51	50,000	31,935
4.000% due 04/01/24	50,000	49,247
4.700% due 09/20/47	50,000	40,408
4.850% due 03/29/29	100,000	95,589
Brown & Brown, Inc. 4.200% due 03/17/32	35,000	30,437
4.500% due 03/15/29	50,000	46,583
4.950% due 03/17/52	200,000	163,287
Camden Property Trust REIT 3.150% due 07/01/29	30,000	26,801
4.100% due 10/15/28	20,000	18,932
Canadian Imperial Bank of Commerce (Canada) 0.950% due 10/23/25	20,000	17,993
1.250% due 06/22/26	100,000	87,904
3.100% due 04/02/24	150,000	146,446
3.600% due 04/07/32	45,000	39,784
Capital One Financial Corp. 1.878% due 11/02/27	100,000	87,220
2.618% due 11/02/32	100,000	76,854
3.200% due 02/05/25	200,000	192,447
3.300% due 10/30/24	100,000	96,585
3.750% due 07/28/26	250,000	235,700
3.750% due 03/09/27	50,000	47,586
3.800% due 01/31/28	200,000	187,288

	Principal Amount	Value
4.927% due 05/10/28	$100,000	$96,967
4.985% due 07/24/26	100,000	98,038
CBRE Services, Inc. 4.875% due 03/01/26	100,000	98,844
Charles Schwab Corp. 0.900% due 03/11/26	135,000	119,895
1.150% due 05/13/26	75,000	66,731
1.950% due 12/01/31	100,000	78,512
2.300% due 05/13/31	150,000	123,035
2.450% due 03/03/27	250,000	228,278
3.200% due 03/02/27	100,000	94,045
3.750% due 04/01/24	50,000	49,246
3.850% due 05/21/25	100,000	97,724
Chubb INA Holdings, Inc. 1.375% due 09/15/30	250,000	194,638
2.850% due 12/15/51	25,000	16,639
3.050% due 12/15/61	10,000	6,530
3.150% due 03/15/25	100,000	96,645
4.150% due 03/13/43	25,000	21,209
Citigroup, Inc. 0.981% due 05/01/25	50,000	46,847
1.122% due 01/28/27	750,000	654,415
1.281% due 11/03/25	30,000	27,663
1.462% due 06/09/27	100,000	86,859
2.014% due 01/25/26	145,000	134,492
2.520% due 11/03/32	70,000	54,610
2.561% due 05/01/32	55,000	43,552
2.572% due 06/03/31	600,000	486,598
2.666% due 01/29/31	150,000	123,348
2.904% due 11/03/42	50,000	34,695
2.976% due 11/05/30	100,000	84,293
3.057% due 01/25/33	135,000	109,294
3.070% due 02/24/28	150,000	135,444
3.106% due 04/08/26	200,000	189,486
3.290% due 03/17/26	100,000	95,138
3.400% due 05/01/26	100,000	94,903
3.520% due 10/27/28	100,000	91,405
3.668% due 07/24/28	100,000	91,996
3.750% due 06/16/24	100,000	98,315
3.785% due 03/17/33	450,000	386,090
3.875% due 03/26/25	100,000	97,312
3.878% due 01/24/39	100,000	83,026
3.887% due 01/10/28	100,000	93,589
4.000% due 08/05/24	50,000	49,135
4.125% due 07/25/28	100,000	93,264
4.300% due 11/20/26	100,000	96,876
4.750% due 05/18/46	50,000	41,775
5.300% due 05/06/44	400,000	362,352
6.125% due 08/25/36	100,000	100,567
6.270% due 11/17/33	235,000	243,180
Citizens Bank NA 4.119% due 05/23/25	250,000	244,765
CME Group, Inc. 3.000% due 03/15/25	50,000	48,354
3.750% due 06/15/28	100,000	96,273
4.150% due 06/15/48	50,000	44,447
CNA Financial Corp. 3.450% due 08/15/27	100,000	92,794
4.500% due 03/01/26	50,000	49,211
Comerica Bank 4.000% due 07/27/25	250,000	242,726
Cooperatieve Rabobank UA (Netherlands) 0.375% due 01/12/24	250,000	238,471
3.375% due 05/21/25	250,000	242,399
5.250% due 05/24/41	200,000	201,112
Corp Andina de Fomento (Multi-National) 2.250% due 02/08/27	200,000	179,315
Corporate Office Properties LP REIT 2.250% due 03/15/26	35,000	30,729
2.900% due 12/01/33	65,000	46,289

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Credit Suisse AG (Switzerland) 3.700% due 02/21/25	$250,000	$230,715
5.000% due 07/09/27	300,000	273,883
Credit Suisse Group AG (Switzerland) 3.750% due 03/26/25	250,000	225,204
Crown Castle, Inc. REIT 2.100% due 04/01/31	200,000	158,111
3.200% due 09/01/24	35,000	33,819
3.250% due 01/15/51	200,000	130,887
3.650% due 09/01/27	35,000	32,566
3.700% due 06/15/26	35,000	33,323
3.800% due 02/15/28	50,000	46,557
4.000% due 03/01/27	40,000	38,216
4.300% due 02/15/29	60,000	56,785
4.450% due 02/15/26	35,000	34,245
4.750% due 05/15/47	25,000	21,341
CubeSmart LP REIT 2.000% due 02/15/31	15,000	11,338
3.125% due 09/01/26	50,000	45,982
Deutsche Bank AG (Germany) 2.129% due 11/24/26	350,000	309,124
2.552% due 01/07/28	150,000	127,703
3.700% due 05/30/24	285,000	277,105
Digital Realty Trust LP REIT 3.700% due 08/15/27	50,000	46,478
4.450% due 07/15/28	100,000	94,865
Discover Bank 3.450% due 07/27/26	250,000	230,511
Enstar Group Ltd. 4.950% due 06/01/29	25,000	22,970
EPR Properties REIT 3.600% due 11/15/31	30,000	21,800
Equinix, Inc. REIT 2.000% due 05/15/28	35,000	29,610
2.150% due 07/15/30	350,000	279,222
2.500% due 05/15/31	100,000	80,594
2.625% due 11/18/24	65,000	61,945
3.400% due 02/15/52	10,000	6,856
Equitable Holdings, Inc. 4.350% due 04/20/28	300,000	286,385
ERP Operating LP REIT 2.850% due 11/01/26	70,000	64,953
3.500% due 03/01/28	100,000	92,327
4.500% due 06/01/45	75,000	63,444
Essex Portfolio LP REIT 2.550% due 06/15/31	65,000	51,497
2.650% due 03/15/32	30,000	23,719
3.375% due 04/15/26	50,000	47,069
3.875% due 05/01/24	50,000	48,983
4.000% due 03/01/29	25,000	22,836
European Bank for Reconstruction & Development (United Kingdom) 0.500% due 01/28/26	300,000	267,107
European Investment Bank (Multi-National) 0.375% due 03/26/26	300,000	265,019
0.625% due 10/21/27	250,000	212,305
0.750% due 10/26/26	83,000	72,806
1.250% due 02/14/31	300,000	244,218
1.375% due 03/15/27	350,000	313,228
1.625% due 03/14/25	230,000	216,825
1.625% due 10/09/29	195,000	167,153
2.250% due 06/24/24	250,000	241,630
Extra Space Storage LP REIT 3.900% due 04/01/29	220,000	197,515
Fairfax Financial Holdings Ltd. (Canada) 5.625% due 08/16/32 ~	150,000	141,219
Federal Realty Investment Trust REIT 1.250% due 02/15/26	300,000	264,549
3.950% due 01/15/24	50,000	49,370
4.500% due 12/01/44	50,000	39,379

	Principal Amount	Value
Fidelity National Financial, Inc. 3.400% due 06/15/30	$200,000	$169,265
4.500% due 08/15/28	50,000	47,517
Fifth Third Bancorp 1.707% due 11/01/27	155,000	137,689
2.550% due 05/05/27	60,000	53,958
4.772% due 07/28/30	200,000	191,187
8.250% due 03/01/38	25,000	31,058
FS KKR Capital Corp. 2.625% due 01/15/27	100,000	83,612
3.250% due 07/15/27	50,000	42,130
4.125% due 02/01/25	50,000	47,044
Globe Life, Inc. 4.550% due 09/15/28	50,000	48,566
GLP Capital LP/GLP Financing II, Inc. REIT 3.250% due 01/15/32	50,000	40,041
4.000% due 01/15/31	50,000	42,979
5.250% due 06/01/25	25,000	24,616
5.375% due 04/15/26	50,000	49,135
5.750% due 06/01/28	25,000	24,625
Goldman Sachs Group, Inc. 1.093% due 12/09/26	290,000	255,943
1.431% due 03/09/27	80,000	70,242
1.542% due 09/10/27	100,000	86,389
1.757% due 01/24/25	100,000	95,756
1.948% due 10/21/27	250,000	218,922
2.383% due 07/21/32	70,000	54,483
2.615% due 04/22/32	70,000	55,992
2.640% due 02/24/28	250,000	222,953
2.650% due 10/21/32	250,000	198,016
2.908% due 07/21/42	60,000	41,024
3.102% due 02/24/33	250,000	203,645
3.210% due 04/22/42	60,000	43,448
3.272% due 09/29/25	255,000	245,895
3.436% due 02/24/43	450,000	332,428
3.500% due 01/23/25	150,000	145,017
3.500% due 04/01/25	100,000	96,249
3.500% due 11/16/26	100,000	93,877
3.615% due 03/15/28	200,000	186,590
3.625% due 02/20/24	180,000	176,965
3.750% due 05/22/25	150,000	145,209
3.750% due 02/25/26	60,000	57,825
3.800% due 03/15/30	250,000	225,321
3.814% due 04/23/29	150,000	137,283
3.850% due 01/26/27	160,000	152,575
4.017% due 10/31/38	100,000	82,581
4.223% due 05/01/29	200,000	186,687
4.411% due 04/23/39	450,000	390,543
4.750% due 10/21/45	100,000	88,158
6.750% due 10/01/37	200,000	214,249
Golub Capital BDC, Inc. 2.500% due 08/24/26	60,000	51,011
Hartford Financial Services Group, Inc. 2.900% due 09/15/51	100,000	63,294
Healthcare Realty Holdings LP REIT 2.000% due 03/15/31	25,000	18,983
3.100% due 02/15/30	50,000	41,859
Healthpeak Properties, Inc. REIT 2.875% due 01/15/31	200,000	167,631
3.000% due 01/15/30	100,000	86,221
3.400% due 02/01/25	7,000	6,740
Hercules Capital, Inc. 3.375% due 01/20/27	35,000	30,053
Highwoods Realty LP REIT 4.125% due 03/15/28	20,000	18,102
4.200% due 04/15/29	50,000	43,681
Host Hotels & Resorts LP REIT 3.375% due 12/15/29	25,000	20,952
3.500% due 09/15/30	100,000	82,751

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
HSBC Holdings PLC (United Kingdom) 1.645% due 04/18/26	$250,000	$225,859
2.251% due 11/22/27	250,000	216,838
2.357% due 08/18/31	250,000	191,558
2.804% due 05/24/32	200,000	155,198
2.848% due 06/04/31	200,000	160,051
2.999% due 03/10/26	200,000	188,137
3.803% due 03/11/25	200,000	194,518
3.900% due 05/25/26	200,000	190,732
3.973% due 05/22/30	290,000	254,413
4.250% due 08/18/25	200,000	192,585
4.375% due 11/23/26	200,000	192,347
4.762% due 03/29/33	300,000	260,780
5.210% due 08/11/28	300,000	289,912
6.800% due 06/01/38	150,000	149,463
7.336% due 11/03/26	200,000	208,235
HSBC USA, Inc. 3.500% due 06/23/24	250,000	243,859
Hudson Pacific Properties LP REIT 4.650% due 04/01/29	50,000	42,811
Huntington Bancshares, Inc. 2.625% due 08/06/24	300,000	288,126
5.023% due 05/17/33	70,000	66,681
ING Groep NV (Netherlands) 4.252% due 03/28/33	200,000	176,627
4.550% due 10/02/28	200,000	191,302
Inter-American Development Bank (Multi-National)
0.500% due 09/23/24	150,000	139,770
0.625% due 07/15/25	700,000	637,466
0.875% due 04/20/26	250,000	223,781
1.125% due 07/20/28	300,000	254,926
1.125% due 01/13/31	150,000	119,953
1.750% due 03/14/25	300,000	282,935
2.000% due 06/02/26	150,000	139,007
2.000% due 07/23/26	100,000	92,452
2.625% due 01/16/24	150,000	146,582
3.200% due 08/07/42	100,000	83,022
3.250% due 07/01/24	175,000	171,202
3.500% due 09/14/29	200,000	192,363
Intercontinental Exchange, Inc. 1.850% due 09/15/32	65,000	48,999
2.650% due 09/15/40	65,000	45,227
3.000% due 09/15/60	65,000	41,017
3.100% due 09/15/27	100,000	92,572
International Bank for Reconstruction & Development (Multi-National) 0.375% due 07/28/25	350,000	316,407
0.500% due 10/28/25	200,000	179,750
0.625% due 04/22/25	500,000	458,829
0.750% due 11/24/27	195,000	165,807
0.875% due 05/14/30	350,000	278,341
1.125% due 09/13/28	160,000	135,540
1.250% due 02/10/31	500,000	403,982
1.375% due 04/20/28	250,000	217,333
1.625% due 01/15/25	150,000	141,726
1.625% due 11/03/31	190,000	155,704
1.750% due 10/23/29	100,000	86,057
2.500% due 03/19/24	200,000	194,446
2.500% due 03/29/32	200,000	175,760
3.125% due 11/20/25	50,000	48,324
3.125% due 06/15/27	600,000	573,617
3.625% due 09/21/29	250,000	242,139
International Finance Corp. (Multi-National) 0.750% due 10/08/26	100,000	87,694
0.750% due 08/27/30	250,000	195,131
1.375% due 10/16/24	90,000	85,024
3.625% due 09/15/25	67,000	65,749
Invesco Finance PLC 5.375% due 11/30/43	200,000	184,588

	Principal Amount	Value
Invitation Homes Operating Partnership LP REIT 2.000% due 08/15/31	$300,000	$222,403
Jackson Financial, Inc. 5.170% due 06/08/27	55,000	54,276
Jefferies Financial Group, Inc. 2.625% due 10/15/31	100,000	76,523
2.750% due 10/15/32	40,000	30,183
JPMorgan Chase & Co. 0.768% due 08/09/25	350,000	323,240
0.824% due 06/01/25	170,000	158,556
0.969% due 06/23/25	300,000	279,817
1.040% due 02/04/27	500,000	435,471
1.045% due 11/19/26	100,000	88,305
1.470% due 09/22/27	75,000	65,028
1.561% due 12/10/25	100,000	92,655
1.578% due 04/22/27	65,000	57,188
1.764% due 11/19/31	100,000	76,032
2.069% due 06/01/29	140,000	117,170
2.083% due 04/22/26	250,000	232,287
2.182% due 06/01/28	650,000	569,323
2.301% due 10/15/25	615,000	579,960
2.525% due 11/19/41	100,000	65,737
2.545% due 11/08/32	375,000	297,357
2.580% due 04/22/32	75,000	60,259
2.595% due 02/24/26	100,000	94,096
2.739% due 10/15/30	75,000	63,054
2.947% due 02/24/28	60,000	54,362
2.956% due 05/13/31	65,000	53,700
2.963% due 01/25/33	100,000	81,651
3.109% due 04/22/51	250,000	164,884
3.157% due 04/22/42	100,000	72,981
3.200% due 06/15/26	100,000	94,538
3.328% due 04/22/52	70,000	47,620
3.509% due 01/23/29	185,000	168,211
3.540% due 05/01/28	100,000	92,172
3.625% due 05/13/24	200,000	196,654
3.702% due 05/06/30	150,000	134,846
3.882% due 07/24/38	150,000	125,051
3.964% due 11/15/48	100,000	78,469
4.032% due 07/24/48	150,000	119,016
4.080% due 04/26/26	250,000	242,951
4.452% due 12/05/29	150,000	141,204
5.500% due 10/15/40	100,000	98,998
5.546% due 12/15/25	200,000	200,156
5.600% due 07/15/41	100,000	100,442
5.717% due 09/14/33	190,000	186,019
6.400% due 05/15/38	300,000	325,409
KeyBank NA 5.850% due 11/15/27	250,000	258,492
KeyCorp 2.250% due 04/06/27	350,000	310,316
4.150% due 10/29/25	30,000	29,277
Kimco Realty Corp. REIT 2.250% due 12/01/31	70,000	53,918
3.700% due 10/01/49	25,000	17,182
4.125% due 12/01/46	50,000	36,840
Kite Realty Group Trust REIT 4.750% due 09/15/30	25,000	22,073
Kreditanstalt fuer Wiederaufbau (Germany) 0.250% due 03/08/24	200,000	189,604
0.375% due 07/18/25	250,000	226,222
0.500% due 09/20/24	500,000	466,214
0.625% due 01/22/26	730,000	654,166
1.250% due 01/31/25	500,000	468,298
1.375% due 08/05/24	400,000	379,985
1.750% due 09/14/29	100,000	86,440
2.500% due 11/20/24	375,000	361,084
3.000% due 05/20/27	200,000	190,915
4.205% due 06/29/37	200,000	110,038

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Landwirtschaftliche Rentenbank (Germany) 0.500% due 05/27/25	$200,000	$182,357
0.875% due 09/03/30	200,000	157,935
1.750% due 07/27/26	100,000	91,623
Lazard Group LLC 3.625% due 03/01/27	50,000	45,866
4.375% due 03/11/29	50,000	46,279
Legg Mason, Inc. 4.750% due 03/15/26	50,000	50,157
Life Storage LP REIT 4.000% due 06/15/29	100,000	89,805
Lincoln National Corp. 3.625% due 12/12/26	150,000	140,721
3.800% due 03/01/28	35,000	32,354
4.350% due 03/01/48	25,000	18,893
Lloyds Banking Group PLC (United Kingdom) 3.750% due 03/18/28	200,000	184,916
3.870% due 07/09/25	500,000	484,226
4.582% due 12/10/25	200,000	193,878
7.953% due 11/15/33	200,000	212,297
LXP Industrial Trust REIT 2.375% due 10/01/31	70,000	53,249
M&T Bank Corp. 4.553% due 08/16/28	65,000	63,471
Main Street Capital Corp. 3.000% due 07/14/26	100,000	86,297
Manulife Financial Corp. (Canada) 3.703% due 03/16/32	100,000	89,402
4.150% due 03/04/26	50,000	48,750
5.375% due 03/04/46	50,000	48,258
Markel Corp. 3.450% due 05/07/52	70,000	47,478
3.500% due 11/01/27	50,000	46,122
5.000% due 05/20/49	30,000	26,311
Marsh & McLennan Cos., Inc. 2.375% due 12/15/31	45,000	36,461
3.500% due 03/10/25	75,000	72,864
3.750% due 03/14/26	100,000	97,102
4.200% due 03/01/48	100,000	82,889
4.375% due 03/15/29	70,000	67,763
5.750% due 11/01/32	100,000	104,896
Mastercard, Inc. 1.900% due 03/15/31	100,000	81,482
2.000% due 11/18/31	200,000	161,093
2.950% due 11/21/26	50,000	47,214
2.950% due 06/01/29	50,000	45,241
2.950% due 03/15/51	45,000	32,077
3.650% due 06/01/49	50,000	40,740
3.800% due 11/21/46	50,000	42,031
3.950% due 02/26/48	15,000	12,865
MetLife, Inc. 4.550% due 03/23/30	350,000	344,911
5.700% due 06/15/35	100,000	105,035
5.875% due 02/06/41	200,000	206,475
6.375% due 06/15/34	100,000	111,408
Mid-America Apartments LP REIT 3.600% due 06/01/27	100,000	94,905
3.950% due 03/15/29	25,000	23,518
Mitsubishi UFJ Financial Group, Inc. (Japan) 0.962% due 10/11/25	200,000	184,022
1.640% due 10/13/27	200,000	173,471
2.048% due 07/17/30	200,000	158,206
2.852% due 01/19/33	200,000	159,716
3.677% due 02/22/27	100,000	94,691
3.777% due 03/02/25	50,000	48,660
3.850% due 03/01/26	200,000	191,578
3.961% due 03/02/28	50,000	47,589
4.050% due 09/11/28	150,000	144,088
4.788% due 07/18/25	250,000	247,660

	Principal Amount	Value
Mizuho Financial Group, Inc. (Japan) 2.201% due 07/10/31	$200,000	$156,551
3.261% due 05/22/30	200,000	173,432
3.663% due 02/28/27	200,000	185,672
Morgan Stanley 0.791% due 01/22/25	100,000	94,645
0.864% due 10/21/25	70,000	64,270
1.164% due 10/21/25	225,000	207,265
1.512% due 07/20/27	100,000	86,901
1.593% due 05/04/27	145,000	127,367
1.794% due 02/13/32	65,000	49,000
2.188% due 04/28/26	500,000	465,062
2.239% due 07/21/32	100,000	76,959
2.475% due 01/21/28	170,000	151,291
2.484% due 09/16/36	100,000	72,739
2.699% due 01/22/31	445,000	368,680
2.720% due 07/22/25	565,000	540,486
2.802% due 01/25/52	400,000	247,981
2.943% due 01/21/33	135,000	109,561
3.125% due 07/27/26	70,000	65,384
3.217% due 04/22/42	55,000	40,917
3.591% due 07/22/28	100,000	91,882
3.622% due 04/01/31	200,000	175,052
3.625% due 01/20/27	300,000	283,341
4.300% due 01/27/45	100,000	85,712
4.350% due 09/08/26	90,000	87,444
4.431% due 01/23/30	95,000	88,609
4.457% due 04/22/39	150,000	132,269
5.597% due 03/24/51	100,000	100,000
6.342% due 10/18/33	325,000	341,576
7.250% due 04/01/32	100,000	112,838
Morgan Stanley Domestic Holdings, Inc. 3.800% due 08/24/27	15,000	14,139
4.500% due 06/20/28	50,000	48,717
Nasdaq, Inc. 1.650% due 01/15/31	150,000	115,020
2.500% due 12/21/40	150,000	97,772
National Australia Bank Ltd. (Australia) 5.132% due 11/22/24	250,000	251,193
National Retail Properties, Inc. REIT 4.300% due 10/15/28	35,000	32,544
Natwest Group PLC (United Kingdom) 3.032% due 11/28/35	350,000	258,412
3.073% due 05/22/28	200,000	179,029
7.472% due 11/10/26	300,000	312,513
Nomura Holdings, Inc. (Japan) 1.653% due 07/14/26	100,000	87,151
1.851% due 07/16/25	200,000	182,476
2.329% due 01/22/27	300,000	263,040
Nordic Investment Bank (Multi-National) 0.500% due 01/21/26	300,000	269,522
Northern Trust Corp. 1.950% due 05/01/30	75,000	61,785
3.375% due 05/08/32	63,000	57,333
3.650% due 08/03/28	50,000	47,587
4.000% due 05/10/27	35,000	34,243
Oaktree Specialty Lending Corp. 2.700% due 01/15/27	50,000	42,526
Oesterreichische Kontrollbank AG (Austria) 0.375% due 09/17/25	90,000	80,768
1.500% due 02/12/25	300,000	282,267
4.625% due 11/03/25	70,000	70,387
Old Republic International Corp. 3.850% due 06/11/51	55,000	37,954
Omega Healthcare Investors, Inc. REIT 4.500% due 01/15/25	25,000	24,311
4.750% due 01/15/28	50,000	46,162
4.950% due 04/01/24	100,000	98,580

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
ORIX Corp. (Japan) 3.700% due 07/18/27	$50,000	$46,831
4.000% due 04/13/32	100,000	88,993
4.050% due 01/16/24	25,000	24,652
Owl Rock Capital Corp. 2.875% due 06/11/28	100,000	78,676
3.750% due 07/22/25	100,000	92,484
4.000% due 03/30/25	25,000	23,465
OWL Rock Core Income Corp. 5.500% due 03/21/25	100,000	97,023
Physicians Realty LP REIT 2.625% due 11/01/31	50,000	39,150
Piedmont Operating Partnership LP REIT 2.750% due 04/01/32	35,000	24,584
PNC Bank NA 2.950% due 02/23/25	300,000	288,534
4.050% due 07/26/28	350,000	329,994
PNC Financial Services Group, Inc. 2.550% due 01/22/30	350,000	297,715
Principal Financial Group, Inc. 3.700% due 05/15/29	25,000	23,222
4.625% due 09/15/42	100,000	84,608
Private Export Funding Corp. 2.450% due 07/15/24	100,000	96,422
Progressive Corp. 2.500% due 03/15/27	40,000	36,885
3.000% due 03/15/32	50,000	43,556
3.700% due 03/15/52	175,000	135,130
4.000% due 03/01/29	25,000	24,043
4.125% due 04/15/47	100,000	84,215
Prologis LP 1.250% due 10/15/30	55,000	41,819
1.625% due 03/15/31	100,000	77,526
1.750% due 02/01/31	20,000	15,796
2.125% due 04/15/27	25,000	22,421
2.125% due 10/15/50	40,000	22,340
2.250% due 04/15/30	30,000	25,062
2.250% due 01/15/32	50,000	39,762
2.875% due 11/15/29	40,000	34,892
3.000% due 04/15/50	25,000	16,837
3.375% due 12/15/27	60,000	56,200
4.375% due 02/01/29	15,000	14,338
Prudential Financial, Inc. 1.500% due 03/10/26	20,000	18,030
2.100% due 03/10/30	15,000	12,464
3.000% due 03/10/40	25,000	18,695
3.700% due 10/01/50	175,000	147,919
3.700% due 03/13/51	150,000	115,213
3.935% due 12/07/49	132,000	103,445
4.350% due 02/25/50	50,000	42,603
5.200% due 03/15/44	100,000	95,201
6.625% due 06/21/40	50,000	54,436
Public Storage REIT 0.875% due 02/15/26	50,000	44,321
1.500% due 11/09/26	50,000	44,504
2.300% due 05/01/31	250,000	203,531
3.094% due 09/15/27	30,000	27,953
Raymond James Financial, Inc. 4.950% due 07/15/46	100,000	89,393
Realty Income Corp. REIT 1.800% due 03/15/33	50,000	35,998
2.200% due 06/15/28	35,000	30,035
2.850% due 12/15/32	30,000	24,414
3.000% due 01/15/27	50,000	46,294
3.875% due 04/15/25	150,000	147,091
4.600% due 02/06/24	25,000	24,843
4.625% due 11/01/25	50,000	49,484
4.875% due 06/01/26	25,000	24,894
Regency Centers LP REIT 3.600% due 02/01/27	30,000	28,121
3.700% due 06/15/30	35,000	30,612
4.400% due 02/01/47	35,000	27,039

	Principal Amount	Value
Regions Financial Corp. 1.800% due 08/12/28	$300,000	$255,147
Reinsurance Group of America, Inc. 3.950% due 09/15/26	60,000	58,010
RenaissanceRe Finance, Inc. (Bermuda) 3.450% due 07/01/27	30,000	27,942
Royal Bank of Canada (Canada) 1.150% due 06/10/25	490,000	448,953
1.150% due 07/14/26	50,000	44,091
2.050% due 01/21/27	100,000	90,485
3.625% due 05/04/27	150,000	142,795
3.970% due 07/26/24	75,000	73,955
4.650% due 01/27/26	200,000	197,561
Santander Holdings USA, Inc. 2.490% due 01/06/28	70,000	60,152
4.260% due 06/09/25	75,000	72,844
4.400% due 07/13/27	145,000	138,515
Santander UK Group Holdings PLC (United Kingdom) 1.532% due 08/21/26	200,000	176,361
2.896% due 03/15/32	200,000	154,994
Santander UK PLC (United Kingdom) 4.000% due 03/13/24	100,000	98,462
Simon Property Group LP REIT 1.375% due 01/15/27	300,000	262,249
2.000% due 09/13/24	100,000	95,044
2.450% due 09/13/29	100,000	83,698
2.650% due 07/15/30	100,000	83,399
3.250% due 11/30/26	50,000	46,835
3.250% due 09/13/49	100,000	66,617
3.375% due 06/15/27	100,000	93,346
4.250% due 11/30/46	50,000	40,159
Spirit Realty LP 3.400% due 01/15/30	50,000	41,759
Stifel Financial Corp. 4.250% due 07/18/24	50,000	49,017
STORE Capital Corp. REIT 4.500% due 03/15/28	150,000	135,552
Sumitomo Mitsui Financial Group, Inc. (Japan) 0.948% due 01/12/26	200,000	176,356
1.474% due 07/08/25	200,000	182,417
1.710% due 01/12/31	200,000	150,759
1.902% due 09/17/28	250,000	206,456
2.296% due 01/12/41	200,000	126,254
2.348% due 01/15/25	200,000	189,394
3.010% due 10/19/26	200,000	184,898
3.202% due 09/17/29	150,000	129,099
3.364% due 07/12/27	150,000	138,936
3.784% due 03/09/26	100,000	96,305
Sun Communities Operating LP REIT 2.300% due 11/01/28	65,000	54,240
SVB Financial Group 1.800% due 10/28/26	100,000	87,632
4.345% due 04/29/28	100,000	94,716
Synchrony Financial 3.700% due 08/04/26	50,000	46,058
3.950% due 12/01/27	100,000	89,347
4.875% due 06/13/25	100,000	97,528
Tanger Properties LP REIT 3.875% due 07/15/27	50,000	45,698
Toronto-Dominion Bank (Canada) 0.700% due 09/10/24	350,000	325,948
0.750% due 01/06/26	200,000	177,059
1.200% due 06/03/26	100,000	88,298
3.250% due 03/11/24	100,000	97,943
4.285% due 09/13/24	200,000	197,788
4.693% due 09/15/27	200,000	198,059
Travelers Cos., Inc. 3.050% due 06/08/51	50,000	34,244
6.250% due 06/15/37	125,000	135,572

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Travelers Property Casualty Corp. 6.375% due 03/15/33	$100,000	$109,845
Truist Financial Corp. 1.125% due 08/03/27	100,000	84,453
1.200% due 08/05/25	135,000	123,618
1.267% due 03/02/27	120,000	106,453
1.887% due 06/07/29	125,000	104,848
1.950% due 06/05/30	135,000	108,778
2.500% due 08/01/24	300,000	288,443
3.700% due 06/05/25	100,000	97,316
4.000% due 05/01/25	100,000	97,838
4.916% due 07/28/33	100,000	94,092
UDR, Inc. REIT 2.100% due 06/15/33	100,000	70,831
3.100% due 11/01/34	50,000	38,024
3.200% due 01/15/30	50,000	43,493
4.400% due 01/26/29	25,000	23,424
Unum Group 4.000% due 06/15/29	70,000	63,395
4.125% due 06/15/51	100,000	68,536
US Bancorp 1.375% due 07/22/30	150,000	116,272
1.450% due 05/12/25	150,000	139,214
2.491% due 11/03/36	200,000	152,674
3.600% due 09/11/24	400,000	391,805
4.548% due 07/22/28	100,000	97,826
5.850% due 10/21/33	30,000	31,241
Ventas Realty LP REIT 3.000% due 01/15/30	50,000	42,054
3.250% due 10/15/26	100,000	92,499
4.000% due 03/01/28	50,000	46,320
4.125% due 01/15/26	31,000	30,103
Visa, Inc. 1.100% due 02/15/31	200,000	153,675
1.900% due 04/15/27	250,000	225,523
2.050% due 04/15/30	300,000	254,199
3.650% due 09/15/47	25,000	20,605
4.150% due 12/14/35	30,000	28,453
4.300% due 12/14/45	100,000	91,823
Voya Financial, Inc. 3.650% due 06/15/26	50,000	47,209
4.800% due 06/15/46	30,000	24,017
W R Berkley Corp. 4.000% due 05/12/50	115,000	87,641
Wachovia Corp. 5.500% due 08/01/35	200,000	194,873
Wells Fargo & Co. 0.805% due 05/19/25	25,000	23,442
2.188% due 04/30/26	300,000	279,456
2.393% due 06/02/28	500,000	442,048
2.406% due 10/30/25	130,000	123,028
3.000% due 04/22/26	150,000	140,477
3.000% due 10/23/26	150,000	138,837
3.068% due 04/30/41	500,000	358,493
3.196% due 06/17/27	260,000	241,491
3.350% due 03/02/33	390,000	329,582
3.526% due 03/24/28	355,000	329,372
3.908% due 04/25/26	250,000	243,198
4.150% due 01/24/29	200,000	188,398
4.478% due 04/04/31	200,000	187,957
4.540% due 08/15/26	100,000	98,095
4.611% due 04/25/53	250,000	212,992
4.808% due 07/25/28	65,000	63,592
4.897% due 07/25/33	65,000	61,913
5.013% due 04/04/51	250,000	221,506
5.606% due 01/15/44	100,000	97,441
Wells Fargo Bank NA 6.600% due 01/15/38	100,000	108,477

	Principal Amount	Value
Welltower, Inc. REIT 2.050% due 01/15/29	$60,000	$48,843
2.750% due 01/15/31	145,000	116,337
2.750% due 01/15/32	50,000	39,220
2.800% due 06/01/31	100,000	79,745
4.125% due 03/15/29	100,000	91,995
Westpac Banking Corp. (Australia) 1.953% due 11/20/28	100,000	85,232
2.150% due 06/03/31	100,000	83,260
2.700% due 08/19/26	150,000	139,483
2.894% due 02/04/30	200,000	183,507
2.963% due 11/16/40	200,000	132,746
3.300% due 02/26/24	100,000	98,265
3.400% due 01/25/28	100,000	93,330
4.043% due 08/26/27	100,000	97,549
4.110% due 07/24/34	65,000	55,858
4.421% due 07/24/39	45,000	37,316
5.457% due 11/18/27	100,000	102,308
Weyerhaeuser Co. REIT 4.000% due 11/15/29	100,000	91,513
7.375% due 03/15/32	100,000	110,852
Willis North America, Inc. 2.950% due 09/15/29	75,000	63,203
3.875% due 09/15/49	35,000	24,989
4.650% due 06/15/27	100,000	96,752
WP Carey, Inc. REIT 4.600% due 04/01/24	100,000	99,098
XLIT Ltd. (Bermuda) 5.250% due 12/15/43	50,000	49,039

		100,004,238

Industrial - 1.8%

3M Co. 2.375% due 08/26/29	300,000	255,078
2.875% due 10/15/27	100,000	92,456
3.250% due 08/26/49	200,000	139,797
Agilent Technologies, Inc. 2.300% due 03/12/31	100,000	80,878
Allegion US Holding Co., Inc. 3.200% due 10/01/24	50,000	48,115
3.550% due 10/01/27	50,000	45,209
Amcor Flexibles North America, Inc. 2.690% due 05/25/31	65,000	52,974
4.000% due 05/17/25	65,000	63,332
Amphenol Corp.
2.050% due 03/01/25	25,000	23,520
2.200% due 09/15/31	60,000	47,685
4.350% due 06/01/29	50,000	47,872
Arrow Electronics, Inc. 3.250% due 09/08/24	100,000	96,153
3.875% due 01/12/28	25,000	22,755
Avnet, Inc. 4.625% due 04/15/26	25,000	24,083
Berry Global, Inc. 1.570% due 01/15/26	200,000	178,378
Boeing Co. 1.433% due 02/04/24	485,000	464,983
1.950% due 02/01/24	30,000	28,913
2.196% due 02/04/26	200,000	181,934
2.750% due 02/01/26	50,000	46,392
2.950% due 02/01/30	100,000	84,912
3.200% due 03/01/29	200,000	175,777
3.250% due 02/01/28	50,000	45,493
3.250% due 03/01/28	25,000	22,392
3.550% due 03/01/38	15,000	11,111
3.625% due 02/01/31	30,000	26,360
3.625% due 03/01/48	10,000	6,588
3.750% due 02/01/50	100,000	69,075
3.825% due 03/01/59	50,000	32,171
3.850% due 11/01/48	35,000	24,179

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
4.875% due 05/01/25	$85,000	$84,426
5.150% due 05/01/30	150,000	146,714
5.705% due 05/01/40	200,000	191,570
5.805% due 05/01/50	150,000	139,841
5.875% due 02/15/40	50,000	48,207
5.930% due 05/01/60	150,000	137,448
Burlington Northern Santa Fe LLC 3.050% due 02/15/51	200,000	140,030
3.300% due 09/15/51	200,000	146,568
3.550% due 02/15/50	150,000	115,605
3.650% due 09/01/25	50,000	48,569
4.125% due 06/15/47	50,000	42,584
4.450% due 01/15/53	100,000	89,409
4.700% due 09/01/45	50,000	46,183
5.750% due 05/01/40	100,000	105,104
Canadian National Railway Co. (Canada) 2.950% due 11/21/24	100,000	96,484
3.850% due 08/05/32	100,000	93,218
6.200% due 06/01/36	50,000	54,231
Canadian Pacific Railway Co. (Canada) 2.450% due 12/02/31	200,000	166,180
2.900% due 02/01/25	150,000	143,410
3.100% due 12/02/51	200,000	135,389
4.000% due 06/01/28	35,000	33,417
4.800% due 09/15/35	20,000	18,778
6.125% due 09/15/15	30,000	30,310
Carlisle Cos., Inc. 2.200% due 03/01/32	100,000	76,222
3.750% due 12/01/27	50,000	46,658
Carrier Global Corp. 2.242% due 02/15/25	35,000	32,996
2.493% due 02/15/27	35,000	31,600
2.722% due 02/15/30	50,000	42,205
3.377% due 04/05/40	15,000	11,443
3.577% due 04/05/50	450,000	322,927
Caterpillar Financial Services Corp. 0.450% due 05/17/24	50,000	47,126
0.800% due 11/13/25	60,000	53,879
0.900% due 03/02/26	200,000	178,467
3.400% due 05/13/25	100,000	97,244
Caterpillar, Inc. 2.600% due 04/09/30	500,000	435,855
3.250% due 09/19/49	100,000	75,870
3.803% due 08/15/42	100,000	85,658
CNH Industrial Capital LLC 1.450% due 07/15/26	100,000	88,263
4.200% due 01/15/24	50,000	49,303
CNH Industrial NV (United Kingdom) 3.850% due 11/15/27	35,000	32,842
CSX Corp. 3.250% due 06/01/27	250,000	233,958
3.400% due 08/01/24	200,000	195,269
4.100% due 11/15/32	100,000	94,061
4.500% due 03/15/49	65,000	56,928
4.650% due 03/01/68	45,000	38,197
5.500% due 04/15/41	75,000	75,234
Deere & Co. 2.875% due 09/07/49	15,000	10,778
3.900% due 06/09/42	100,000	88,965
Dover Corp. 5.375% due 03/01/41	50,000	48,328
Eagle Materials, Inc. 2.500% due 07/01/31	50,000	39,343
Eaton Corp. 4.000% due 11/02/32	100,000	92,386
4.150% due 03/15/33	55,000	51,303
Emerson Electric Co. 0.875% due 10/15/26	35,000	30,324
2.200% due 12/21/31	100,000	81,097
3.150% due 06/01/25	100,000	96,656

	Principal Amount	Value
FedEx Corp. 3.100% due 08/05/29	$50,000	$44,230
3.875% due 08/01/42	100,000	76,368
4.200% due 10/17/28	100,000	95,164
4.400% due 01/15/47	50,000	40,101
4.750% due 11/15/45	50,000	42,447
5.250% due 05/15/50	350,000	320,517
Flex Ltd. 3.750% due 02/01/26	50,000	47,272
4.750% due 06/15/25	50,000	49,154
4.875% due 06/15/29	25,000	23,577
Fortive Corp. 4.300% due 06/15/46	125,000	98,059
GATX Corp. 3.250% due 03/30/25	100,000	95,315
4.350% due 02/15/24	25,000	24,642
4.550% due 11/07/28	25,000	23,756
General Dynamics Corp. 2.250% due 06/01/31	5,000	4,197
2.850% due 06/01/41	10,000	7,441
3.750% due 05/15/28	180,000	171,438
4.250% due 04/01/50	200,000	178,543
Honeywell International, Inc. 1.100% due 03/01/27	300,000	261,147
2.300% due 08/15/24	100,000	96,073
2.500% due 11/01/26	100,000	92,234
2.700% due 08/15/29	60,000	53,476
Hubbell, Inc. 3.350% due 03/01/26	50,000	47,548
Huntington Ingalls Industries, Inc. 2.043% due 08/16/28	50,000	41,301
IDEX Corp. 2.625% due 06/15/31	100,000	83,034
3.000% due 05/01/30	15,000	12,874
Illinois Tool Works, Inc. 4.875% due 09/15/41	100,000	96,980
Jabil, Inc. 1.700% due 04/15/26	65,000	57,676
3.950% due 01/12/28	55,000	51,313
John Deere Capital Corp. 0.450% due 06/07/24	35,000	32,913
0.625% due 09/10/24	70,000	65,366
1.300% due 10/13/26	250,000	221,400
1.750% due 03/09/27	50,000	44,595
2.000% due 06/17/31	100,000	81,040
2.350% due 03/08/27	50,000	45,571
2.600% due 03/07/24	100,000	97,457
2.650% due 06/10/26	100,000	93,737
2.800% due 09/08/27	50,000	46,134
3.400% due 09/11/25	50,000	48,436
3.450% due 03/13/25	50,000	48,710
3.900% due 06/07/32	20,000	18,734
4.150% due 09/15/27	100,000	98,245
Johnson Controls International PLC 3.625% due 07/02/24 §	40,000	39,131
3.900% due 02/14/26	19,000	18,472
4.500% due 02/15/47	40,000	33,074
Johnson Controls International PLC/Tyco Fire & Security Finance SCA 1.750% due 09/15/30	15,000	12,017
4.900% due 12/01/32	40,000	39,445
Kansas City Southern 4.950% due 08/15/45	100,000	90,340
Kennametal, Inc. 4.625% due 06/15/28	50,000	46,997
Keysight Technologies, Inc. 4.550% due 10/30/24	100,000	98,539
L3Harris Technologies, Inc. 2.900% due 12/15/29	30,000	25,658
3.850% due 12/15/26	25,000	23,878
4.400% due 06/15/28	100,000	95,912

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Lockheed Martin Corp. 3.550% due 01/15/26	$50,000	$48,628
3.600% due 03/01/35	25,000	22,278
3.800% due 03/01/45	20,000	16,429
3.900% due 06/15/32	45,000	42,541
4.150% due 06/15/53	85,000	72,576
4.500% due 05/15/36	20,000	19,164
4.700% due 05/15/46	44,000	40,886
6.150% due 09/01/36	100,000	108,935
Martin Marietta Materials, Inc. 2.500% due 03/15/30	65,000	53,696
3.450% due 06/01/27	21,000	19,526
Masco Corp. 2.000% due 02/15/31	100,000	77,172
3.500% due 11/15/27	100,000	92,795
Mohawk Industries, Inc. 3.625% due 05/15/30	50,000	43,183
Norfolk Southern Corp. 2.300% due 05/15/31	250,000	206,132
3.155% due 05/15/55	20,000	13,331
3.800% due 08/01/28	30,000	28,585
3.942% due 11/01/47	63,000	50,732
4.550% due 06/01/53	145,000	126,843
4.650% due 01/15/46	50,000	44,446
4.837% due 10/01/41	50,000	46,173
Northrop Grumman Corp. 3.250% due 01/15/28	350,000	323,401
3.850% due 04/15/45	100,000	80,233
nVent Finance SARL (United Kingdom) 2.750% due 11/15/31	50,000	38,596
Oshkosh Corp. 3.100% due 03/01/30	15,000	12,688
Otis Worldwide Corp. 2.056% due 04/05/25	20,000	18,729
2.293% due 04/05/27	20,000	17,930
3.112% due 02/15/40	50,000	36,652
3.362% due 02/15/50	30,000	21,120
Owens Corning 3.875% due 06/01/30	150,000	133,649
Packaging Corp. of America 3.400% due 12/15/27	35,000	32,193
3.650% due 09/15/24	100,000	97,491
Parker-Hannifin Corp. 3.250% due 06/14/29	20,000	17,902
4.000% due 06/14/49	20,000	15,904
6.250% due 05/15/38	100,000	103,695
Precision Castparts Corp. 3.250% due 06/15/25	50,000	48,239
4.375% due 06/15/45	50,000	43,758
Raytheon Technologies Corp. 2.250% due 07/01/30	100,000	83,448
3.030% due 03/15/52	250,000	170,684
3.125% due 07/01/50	100,000	70,481
3.200% due 03/15/24	300,000	294,303
3.500% due 03/15/27	200,000	190,769
3.750% due 11/01/46	50,000	38,823
3.950% due 08/16/25	25,000	24,449
4.125% due 11/16/28	60,000	57,550
4.350% due 04/15/47	200,000	171,104
4.450% due 11/16/38	20,000	18,250
4.500% due 06/01/42	300,000	271,200
4.625% due 11/16/48	35,000	31,727
Republic Services, Inc. 3.200% due 03/15/25	100,000	95,970
3.375% due 11/15/27	120,000	112,011
3.950% due 05/15/28	100,000	95,176
Ryder System, Inc. 1.750% due 09/01/26	65,000	57,216
4.300% due 06/15/27	75,000	71,951

	Principal Amount	Value
Snap-on, Inc. 3.100% due 05/01/50	$35,000	$25,120
Stanley Black & Decker, Inc. 2.750% due 11/15/50	50,000	30,597
4.250% due 11/15/28	100,000	96,201
Teledyne Technologies, Inc. 2.750% due 04/01/31	200,000	164,028
Textron, Inc. 3.650% due 03/15/27	100,000	93,394
4.000% due 03/15/26	25,000	24,075
Trane Technologies Luxembourg Finance SA 3.800% due 03/21/29	100,000	92,246
Trimble, Inc. 4.900% due 06/15/28	50,000	48,035
Tyco Electronics Group SA (Switzerland) 2.500% due 02/04/32	45,000	37,223
Union Pacific Corp. 2.375% due 05/20/31	40,000	33,780
2.750% due 03/01/26	25,000	23,670
2.891% due 04/06/36	125,000	99,783
2.973% due 09/16/62	25,000	16,186
3.000% due 04/15/27	100,000	93,252
3.200% due 05/20/41	70,000	55,220
3.250% due 08/15/25	50,000	48,111
3.350% due 08/15/46	50,000	36,801
3.550% due 05/20/61	100,000	73,333
3.600% due 09/15/37	20,000	16,982
3.646% due 02/15/24	92,000	90,621
3.750% due 07/15/25	50,000	48,628
3.799% due 04/06/71	30,000	22,271
United Parcel Service, Inc. 3.400% due 11/15/46	200,000	155,447
5.300% due 04/01/50	250,000	260,971
6.200% due 01/15/38	50,000	55,510
Vulcan Materials Co. 4.500% due 06/15/47	100,000	83,541
Waste Connections, Inc. 3.500% due 05/01/29	100,000	91,703
4.200% due 01/15/33	70,000	65,230
Waste Management, Inc. 0.750% due 11/15/25	206,000	184,403
2.950% due 06/01/41	35,000	26,128
3.150% due 11/15/27	100,000	93,454
Westinghouse Air Brake Technologies Corp. 4.400% due 03/15/24	100,000	98,420
4.950% due 09/15/28	100,000	96,201
WRKCo, Inc. 3.000% due 09/15/24	100,000	95,633
4.000% due 03/15/28	100,000	93,235
4.200% due 06/01/32	50,000	45,186
Xylem, Inc. 3.250% due 11/01/26	30,000	28,036
4.375% due 11/01/46	25,000	20,819

		18,170,120

Technology - 1.9%

Activision Blizzard, Inc. 1.350% due 09/15/30	35,000	27,431
2.500% due 09/15/50	100,000	61,854
3.400% due 09/15/26	50,000	47,698
Adobe, Inc. 1.900% due 02/01/25	230,000	217,461
Analog Devices, Inc. 2.100% due 10/01/31	60,000	48,605
2.800% due 10/01/41	50,000	36,801
2.950% due 10/01/51	55,000	37,325
3.450% due 06/15/27 ~	100,000	94,341
3.500% due 12/05/26	100,000	95,505
Apple, Inc. 0.700% due 02/08/26	150,000	133,304
1.125% due 05/11/25	65,000	59,899

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
1.400% due 08/05/28	$100,000	$84,896
1.650% due 05/11/30	410,000	335,810
1.650% due 02/08/31	200,000	161,478
1.700% due 08/05/31	100,000	80,207
1.800% due 09/11/24	100,000	95,257
2.050% due 09/11/26	100,000	91,412
2.200% due 09/11/29	100,000	86,675
2.550% due 08/20/60	250,000	152,532
2.650% due 05/11/50	100,000	66,636
2.650% due 02/08/51	100,000	66,428
2.700% due 08/05/51	100,000	66,405
2.850% due 08/05/61	100,000	64,823
2.950% due 09/11/49	65,000	46,335
3.000% due 11/13/27	100,000	93,503
3.250% due 02/23/26	570,000	548,254
3.350% due 02/09/27	200,000	191,526
3.750% due 09/12/47	75,000	62,684
3.750% due 11/13/47	50,000	41,418
3.850% due 08/04/46	35,000	29,899
4.250% due 02/09/47	100,000	92,637
4.500% due 02/23/36	50,000	49,805
4.650% due 02/23/46	445,000	423,730
Applied Materials, Inc. 1.750% due 06/01/30	30,000	24,533
3.900% due 10/01/25	35,000	34,256
4.350% due 04/01/47	45,000	40,706
5.100% due 10/01/35	35,000	35,562
Autodesk, Inc. 2.400% due 12/15/31	80,000	64,114
2.850% due 01/15/30	55,000	47,411
Broadcom, Inc. 2.450% due 02/15/31 ~	200,000	157,991
3.419% due 04/15/33 ~	250,000	201,122
3.459% due 09/15/26	26,000	24,533
3.500% due 02/15/41 ~	315,000	224,802
3.750% due 02/15/51 ~	140,000	97,255
4.110% due 09/15/28	211,000	196,637
4.150% due 04/15/32 ~	40,000	35,224
4.300% due 11/15/32	200,000	176,842
4.750% due 04/15/29	150,000	143,197
5.000% due 04/15/30	200,000	190,354
Broadridge Financial Solutions, Inc. 3.400% due 06/27/26	50,000	46,865
CDW LLC/CDW Finance Corp. 3.569% due 12/01/31	250,000	206,478
Dell International LLC/EMC Corp. 4.000% due 07/15/24	50,000	49,169
4.900% due 10/01/26	100,000	98,569
5.300% due 10/01/29	100,000	98,029
5.850% due 07/15/25	200,000	202,316
6.020% due 06/15/26	500,000	510,692
8.100% due 07/15/36	27,000	30,362
8.350% due 07/15/46	13,000	14,878
Electronic Arts, Inc. 1.850% due 02/15/31	30,000	23,652
2.950% due 02/15/51	20,000	12,993
4.800% due 03/01/26	50,000	49,888
Fidelity National Information Services, Inc. 0.600% due 03/01/24	15,000	14,200
1.150% due 03/01/26	350,000	307,301
1.650% due 03/01/28	20,000	16,590
2.250% due 03/01/31	50,000	39,298
3.100% due 03/01/41	10,000	6,923
Fiserv, Inc. 2.250% due 06/01/27	100,000	89,402
2.650% due 06/01/30	100,000	84,294
2.750% due 07/01/24	100,000	96,660
3.200% due 07/01/26	25,000	23,428
3.500% due 07/01/29	45,000	40,637
3.850% due 06/01/25	100,000	96,971
4.400% due 07/01/49	40,000	32,646

	Principal Amount	Value
Genpact Luxembourg SARL 3.375% due 12/01/24	$25,000	$23,962
Hewlett Packard Enterprise Co. 4.900% due 10/15/25	250,000	247,815
6.200% due 10/15/35	50,000	51,723
6.350% due 10/15/45	50,000	50,118
HP, Inc. 2.650% due 06/17/31	100,000	78,145
4.000% due 04/15/29	100,000	91,486
4.200% due 04/15/32	100,000	86,245
4.750% due 01/15/28	100,000	97,202
6.000% due 09/15/41	55,000	53,013
Intel Corp. 1.600% due 08/12/28	25,000	21,284
2.000% due 08/12/31	50,000	39,727
2.450% due 11/15/29	150,000	129,168
2.600% due 05/19/26	100,000	93,336
2.800% due 08/12/41	40,000	28,085
3.050% due 08/12/51	20,000	13,038
3.200% due 08/12/61	25,000	15,772
3.250% due 11/15/49	500,000	342,506
3.700% due 07/29/25	145,000	141,566
4.150% due 08/05/32	100,000	93,799
4.600% due 03/25/40	400,000	365,658
4.900% due 08/05/52	100,000	89,009
International Business Machines Corp. 2.850% due 05/15/40	100,000	72,937
3.000% due 05/15/24	200,000	194,612
3.300% due 05/15/26	300,000	285,814
3.500% due 05/15/29	170,000	156,636
4.150% due 05/15/39	100,000	86,643
4.250% due 05/15/49	300,000	248,847
5.600% due 11/30/39	26,000	26,498
Intuit, Inc. 1.650% due 07/15/30	15,000	12,069
KLA Corp. 4.650% due 07/15/32	60,000	58,957
4.950% due 07/15/52	100,000	93,456
Lam Research Corp. 4.000% due 03/15/29	55,000	52,490
4.875% due 03/15/49	25,000	23,811
Leidos, Inc. 2.300% due 02/15/31	55,000	42,258
Microchip Technology, Inc. 0.972% due 02/15/24	200,000	190,011
Micron Technology, Inc. 2.703% due 04/15/32	20,000	15,003
3.366% due 11/01/41	15,000	10,074
3.477% due 11/01/51	25,000	15,627
6.750% due 11/01/29	200,000	203,607
Microsoft Corp. 2.400% due 08/08/26	250,000	233,443
2.525% due 06/01/50	285,000	188,919
2.675% due 06/01/60	166,000	106,180
2.875% due 02/06/24	35,000	34,394
2.921% due 03/17/52	278,000	198,123
3.125% due 11/03/25	100,000	96,710
3.300% due 02/06/27	300,000	289,562
3.450% due 08/08/36	72,000	63,978
3.700% due 08/08/46	500,000	427,568
NVIDIA Corp. 0.584% due 06/14/24	75,000	70,807
2.000% due 06/15/31	100,000	80,345
2.850% due 04/01/30	250,000	218,658
3.500% due 04/01/50	200,000	151,951
NXP BV/NXP Funding LLC/NXP USA, Inc. (China) 2.500% due 05/11/31	100,000	79,898
3.250% due 05/11/41	60,000	42,085
4.300% due 06/18/29	150,000	140,168
4.400% due 06/01/27	40,000	38,400
5.000% due 01/15/33	50,000	47,372

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Oracle Corp. 1.650% due 03/25/26	$45,000	$40,337
2.300% due 03/25/28	70,000	60,754
2.800% due 04/01/27	500,000	455,742
2.875% due 03/25/31	75,000	62,369
2.950% due 05/15/25	150,000	142,447
3.250% due 11/15/27	350,000	322,055
3.600% due 04/01/40	500,000	368,616
3.650% due 03/25/41	80,000	59,357
3.850% due 07/15/36	50,000	41,057
3.850% due 04/01/60	300,000	200,654
3.900% due 05/15/35	105,000	88,152
3.950% due 03/25/51	120,000	86,019
4.000% due 07/15/46	250,000	183,216
4.100% due 03/25/61	95,000	66,379
4.300% due 07/08/34	100,000	88,155
4.375% due 05/15/55	200,000	152,099
6.125% due 07/08/39	100,000	99,895
6.250% due 11/09/32	200,000	209,956
6.500% due 04/15/38	100,000	104,080
Qorvo, Inc. 1.750% due 12/15/24 ~	30,000	27,668
QUALCOMM, Inc. 2.900% due 05/20/24	50,000	48,863
3.250% due 05/20/27	50,000	47,627
3.450% due 05/20/25	150,000	146,148
4.250% due 05/20/32	20,000	19,303
4.300% due 05/20/47	30,000	25,953
4.500% due 05/20/52	45,000	39,662
4.800% due 05/20/45	150,000	141,355
Roper Technologies, Inc. 1.750% due 02/15/31	200,000	154,545
2.350% due 09/15/24	15,000	14,331
3.800% due 12/15/26	30,000	28,779
4.200% due 09/15/28	95,000	91,947
Salesforce, Inc. 0.625% due 07/15/24	55,000	51,623
1.500% due 07/15/28	65,000	55,555
1.950% due 07/15/31	80,000	63,984
2.700% due 07/15/41	60,000	43,066
2.900% due 07/15/51	100,000	66,003
3.050% due 07/15/61	50,000	31,993
ServiceNow, Inc. 1.400% due 09/01/30	65,000	49,872
Texas Instruments, Inc. 1.375% due 03/12/25	250,000	233,616
4.150% due 05/15/48	100,000	89,044
TSMC Arizona Corp. (Taiwan) 3.125% due 10/25/41	200,000	156,105
3.875% due 04/22/27	200,000	192,576
VMware, Inc. 2.200% due 08/15/31	250,000	190,314
3.900% due 08/21/27	30,000	28,047
Western Digital Corp.
2.850% due 02/01/29	30,000	23,253
3.100% due 02/01/32	55,000	39,612
Xilinx, Inc. 2.950% due 06/01/24	100,000	97,336

		19,159,441

Utilities - 2.0%

AEP Texas, Inc. 3.450% due 05/15/51	35,000	24,861
4.700% due 05/15/32	100,000	96,092
AEP Transmission Co. LLC 4.250% due 09/15/48	35,000	29,365
AES Corp. 1.375% due 01/15/26	75,000	66,680
2.450% due 01/15/31	100,000	79,786

	Principal Amount	Value
Alabama Power Co. 3.125% due 07/15/51	$100,000	$68,363
4.150% due 08/15/44	90,000	74,912
4.300% due 07/15/48	15,000	12,552
Ameren Illinois Co. 3.250% due 03/01/25	50,000	48,360
3.800% due 05/15/28	50,000	47,784
3.850% due 09/01/32	50,000	46,602
4.150% due 03/15/46	50,000	42,776
American Electric Power Co., Inc. 1.000% due 11/01/25	30,000	26,825
5.950% due 11/01/32	100,000	104,730
American Water Capital Corp. 2.300% due 06/01/31	50,000	41,136
2.950% due 09/01/27	35,000	32,326
3.250% due 06/01/51	50,000	35,888
3.450% due 06/01/29	100,000	91,525
3.750% due 09/01/47	50,000	39,154
4.300% due 12/01/42	100,000	87,267
4.450% due 06/01/32	75,000	71,980
Appalachian Power Co. 3.700% due 05/01/50	150,000	109,951
7.000% due 04/01/38	150,000	167,948
Arizona Public Service Co. 2.200% due 12/15/31	65,000	49,758
2.950% due 09/15/27	50,000	45,539
4.500% due 04/01/42	100,000	82,670
Atmos Energy Corp. 2.625% due 09/15/29	150,000	130,485
3.000% due 06/15/27	30,000	28,046
4.150% due 01/15/43	64,000	54,158
4.300% due 10/01/48	50,000	42,296
Avangrid, Inc. 3.150% due 12/01/24	50,000	47,825
Baltimore Gas and Electric Co. 2.900% due 06/15/50	30,000	19,975
3.200% due 09/15/49	70,000	49,586
3.750% due 08/15/47	50,000	38,831
Berkshire Hathaway Energy Co. 3.250% due 04/15/28	30,000	27,809
3.800% due 07/15/48	25,000	19,402
4.250% due 10/15/50	200,000	166,879
4.450% due 01/15/49	50,000	43,196
6.125% due 04/01/36	99,000	104,280
Black Hills Corp. 3.150% due 01/15/27	50,000	46,322
4.350% due 05/01/33	30,000	26,485
CenterPoint Energy Houston Electric LLC 2.350% due 04/01/31	55,000	45,756
2.400% due 09/01/26	50,000	46,091
3.000% due 02/01/27	50,000	47,109
3.350% due 04/01/51	85,000	63,004
CenterPoint Energy Resources Corp. 4.000% due 04/01/28	100,000	95,578
Commonwealth Edison Co. 3.150% due 03/15/32	35,000	30,681
3.700% due 08/15/28	20,000	18,858
3.750% due 08/15/47	50,000	39,033
3.800% due 10/01/42	100,000	81,662
Connecticut Light & Power Co. 0.750% due 12/01/25	150,000	134,355
4.150% due 06/01/45	25,000	20,906
Consolidated Edison Co. of New York, Inc. 2.400% due 06/15/31	50,000	41,002
3.600% due 06/15/61	50,000	35,895
3.950% due 03/01/43	100,000	80,463
3.950% due 04/01/50	250,000	197,319
4.000% due 12/01/28	100,000	95,663
4.125% due 05/15/49	50,000	40,893
4.300% due 12/01/56	50,000	40,323

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
4.500% due 12/01/45	$100,000	$86,083
6.150% due 11/15/52	70,000	75,378
Consumers Energy Co. 3.250% due 08/15/46	50,000	36,230
3.600% due 08/15/32	65,000	59,411
3.800% due 11/15/28	100,000	95,126
4.350% due 04/15/49	100,000	87,447
Dominion Energy, Inc. 1.450% due 04/15/26	40,000	35,657
2.250% due 08/15/31	45,000	35,919
2.850% due 08/15/26	30,000	27,694
3.071% due 08/15/24 §	70,000	67,494
3.300% due 04/15/41	30,000	22,323
3.375% due 04/01/30	350,000	309,233
4.250% due 06/01/28	50,000	47,676
4.700% due 12/01/44	100,000	85,619
Dominion Energy South Carolina, Inc. 4.600% due 06/15/43	100,000	89,486
5.300% due 05/15/33	50,000	50,531
5.450% due 02/01/41	50,000	49,297
DTE Electric Co. 2.250% due 03/01/30	50,000	42,138
2.950% due 03/01/50	50,000	34,147
3.000% due 03/01/32	150,000	129,791
3.375% due 03/01/25	50,000	48,524
3.650% due 03/15/24	51,000	50,154
3.650% due 03/01/52	55,000	42,812
DTE Energy Co. 4.220% due 11/01/24 §	75,000	73,775
Duke Energy Carolinas LLC 3.750% due 06/01/45	200,000	156,137
6.050% due 04/15/38	110,000	116,424
6.100% due 06/01/37	25,000	25,980
Duke Energy Corp. 2.450% due 06/01/30	160,000	131,928
2.550% due 06/15/31	100,000	81,731
3.150% due 08/15/27	50,000	46,217
3.300% due 06/15/41	100,000	73,137
3.500% due 06/15/51	100,000	69,879
3.950% due 08/15/47	50,000	37,975
4.200% due 06/15/49	65,000	51,621
4.500% due 08/15/32	180,000	169,145
Duke Energy Florida LLC 1.750% due 06/15/30	250,000	199,300
2.500% due 12/01/29	50,000	42,845
5.950% due 11/15/52	40,000	42,827
Duke Energy Indiana LLC 2.750% due 04/01/50	60,000	37,929
3.250% due 10/01/49	50,000	34,935
3.750% due 05/15/46	50,000	38,683
4.900% due 07/15/43	100,000	92,914
Duke Energy Ohio, Inc. 2.125% due 06/01/30	35,000	28,647
Duke Energy Progress LLC 3.700% due 09/01/28	100,000	94,144
Edison International 4.700% due 08/15/25	200,000	195,889
5.750% due 06/15/27	10,000	10,047
El Paso Electric Co. 5.000% due 12/01/44	50,000	43,961
Emera US Finance LP (Canada)
3.550% due 06/15/26	35,000	32,828
4.750% due 06/15/46	200,000	155,128
Enel Chile SA (Chile) 4.875% due 06/12/28	50,000	48,813
Enel Generacion Chile SA (Chile) 4.250% due 04/15/24	50,000	49,404
Entergy Arkansas LLC
3.500% due 04/01/26	50,000	48,049
4.200% due 04/01/49	50,000	41,174

	Principal Amount	Value
Entergy Corp.
0.900% due 09/15/25	$150,000	$133,722
2.800% due 06/15/30	100,000	84,694
2.950% due 09/01/26	30,000	27,893
Entergy Louisiana LLC
2.350% due 06/15/32	100,000	79,744
3.100% due 06/15/41	400,000	298,651
3.250% due 04/01/28	50,000	45,619
4.200% due 09/01/48	50,000	41,159
4.950% due 01/15/45	40,000	35,652
5.590% due 10/01/24	50,000	50,756
Essential Utilities, Inc.
2.400% due 05/01/31	100,000	79,694
5.300% due 05/01/52	25,000	23,518
Evergy Kansas Central, Inc.
3.100% due 04/01/27	50,000	46,445
4.100% due 04/01/43	100,000	82,478
Evergy Metro, Inc. 3.650% due 08/15/25	50,000	48,622
Eversource Energy
2.900% due 10/01/24	50,000	48,231
2.900% due 03/01/27	100,000	92,218
3.300% due 01/15/28	100,000	92,263
3.375% due 03/01/32	100,000	87,330
4.200% due 06/27/24	55,000	54,395
4.250% due 04/01/29	25,000	23,718
Exelon Corp. 3.950% due 06/15/25	100,000	97,753
4.050% due 04/15/30	300,000	279,239
4.450% due 04/15/46	100,000	84,949
4.950% due 06/15/35	35,000	33,554
5.100% due 06/15/45	35,000	32,722
Florida Power & Light Co. 2.850% due 04/01/25	350,000	335,416
3.700% due 12/01/47	200,000	161,349
4.950% due 06/01/35	100,000	98,450
5.690% due 03/01/40	35,000	36,514
5.950% due 02/01/38	125,000	133,370
Georgia Power Co. 4.300% due 03/15/42	100,000	86,309
4.700% due 05/15/32	100,000	96,706
5.125% due 05/15/52	100,000	94,316
Indiana Michigan Power Co. 3.250% due 05/01/51	60,000	41,105
4.250% due 08/15/48	25,000	20,404
Interstate Power & Light Co. 3.500% due 09/30/49	25,000	17,933
ITC Holdings Corp. 3.350% due 11/15/27	50,000	46,119
3.650% due 06/15/24	25,000	24,403
Kentucky Utilities Co. 4.375% due 10/01/45	40,000	34,030
Louisville Gas & Electric Co. 4.250% due 04/01/49	35,000	29,222
MidAmerican Energy Co. 3.650% due 08/01/48	100,000	78,965
6.750% due 12/30/31	100,000	112,962
Mississippi Power Co. 3.950% due 03/30/28	25,000	23,489
National Fuel Gas Co. 3.950% due 09/15/27	50,000	46,233
National Rural Utilities Cooperative Finance Corp. 1.350% due 03/15/31	100,000	74,126
1.650% due 06/15/31	200,000	152,431
4.023% due 11/01/32	100,000	91,169
5.450% due 10/30/25	100,000	101,304
8.000% due 03/01/32	50,000	59,219
Nevada Power Co. 5.900% due 05/01/53	250,000	268,057

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
NextEra Energy Capital Holdings, Inc. 2.250% due 06/01/30	$80,000	$65,970
2.940% due 03/21/24	250,000	243,511
4.800% due 12/01/77	100,000	81,836
5.650% due 05/01/79	100,000	91,029
NiSource, Inc. 0.950% due 08/15/25	200,000	180,489
3.490% due 05/15/27	50,000	47,173
3.950% due 03/30/48	50,000	39,019
4.800% due 02/15/44	100,000	88,334
5.250% due 02/15/43	100,000	95,070
Northern States Power Co. 2.600% due 06/01/51	50,000	31,924
4.500% due 06/01/52	75,000	68,391
Oglethorpe Power Corp. 5.050% due 10/01/48	100,000	85,979
Ohio Edison Co. 6.875% due 07/15/36	150,000	162,503
Ohio Power Co. 1.625% due 01/15/31	65,000	50,450
Oklahoma Gas & Electric Co. 3.850% due 08/15/47	50,000	37,788
Oncor Electric Delivery Co. LLC 0.550% due 10/01/25	70,000	62,552
3.700% due 11/15/28	100,000	94,511
3.800% due 09/30/47	50,000	40,735
4.150% due 06/01/32 ~	40,000	37,875
5.300% due 06/01/42	100,000	100,021
Pacific Gas and Electric Co. 2.500% due 02/01/31	100,000	77,817
3.300% due 08/01/40	250,000	170,120
3.450% due 07/01/25	400,000	379,032
3.500% due 08/01/50	45,000	28,121
4.400% due 03/01/32	100,000	87,547
4.500% due 07/01/40	300,000	235,564
4.550% due 07/01/30	300,000	272,622
4.950% due 07/01/50	200,000	155,826
PacifiCorp 2.900% due 06/15/52	80,000	52,596
3.500% due 06/15/29	35,000	32,292
4.125% due 01/15/49	70,000	57,633
5.350% due 12/01/53	300,000	298,773
PECO Energy Co. 2.800% due 06/15/50	45,000	29,648
3.000% due 09/15/49	55,000	37,808
3.150% due 10/15/25	50,000	48,144
3.900% due 03/01/48	60,000	49,236
Piedmont Natural Gas Co., Inc. 3.350% due 06/01/50	225,000	151,525
4.650% due 08/01/43	35,000	30,293
Potomac Electric Power Co. 3.600% due 03/15/24	100,000	98,350
PPL Electric Utilities Corp. 3.000% due 10/01/49	70,000	47,521
4.150% due 10/01/45	25,000	20,916
4.150% due 06/15/48	100,000	84,188
4.750% due 07/15/43	50,000	45,860
Progress Energy, Inc. 7.750% due 03/01/31	100,000	113,583
Public Service Co. of Colorado 1.875% due 06/15/31	200,000	159,714
2.700% due 01/15/51	100,000	64,885
3.700% due 06/15/28	50,000	47,680
3.800% due 06/15/47	50,000	39,633
Public Service Co. of New Hampshire 2.200% due 06/15/31	30,000	24,721
Public Service Co. of Oklahoma 2.200% due 08/15/31	100,000	79,906

	Principal Amount	Value
Public Service Electric & Gas Co. 3.100% due 03/15/32	$100,000	$87,697
Public Service Electric and Gas Co. 0.950% due 03/15/26	100,000	88,892
2.050% due 08/01/50	100,000	56,209
3.000% due 03/01/51	100,000	68,591
3.200% due 08/01/49	60,000	43,151
4.050% due 05/01/48	25,000	20,735
Public Service Enterprise Group, Inc. 2.450% due 11/15/31	100,000	80,174
2.875% due 06/15/24	70,000	67,640
Puget Energy, Inc. 3.650% due 05/15/25	100,000	95,205
4.224% due 03/15/32	70,000	62,331
Puget Sound Energy, Inc. 2.893% due 09/15/51	55,000	35,404
5.795% due 03/15/40	25,000	25,160
San Diego Gas & Electric Co. 1.700% due 10/01/30	95,000	75,341
3.750% due 06/01/47	50,000	39,078
4.100% due 06/15/49	100,000	81,945
4.150% due 05/15/48	25,000	20,988
Sempra Energy 3.400% due 02/01/28	65,000	60,442
3.800% due 02/01/38	100,000	82,378
4.125% due 04/01/52	300,000	233,773
Southern California Edison Co. 2.250% due 06/01/30	120,000	99,100
2.850% due 08/01/29	75,000	65,342
2.950% due 02/01/51	320,000	206,406
3.650% due 03/01/28	50,000	46,707
3.650% due 02/01/50	70,000	51,448
3.700% due 08/01/25	30,000	29,054
3.900% due 03/15/43	50,000	38,732
4.125% due 03/01/48	10,000	8,028
4.500% due 09/01/40	50,000	42,912
Southern California Gas Co. 2.600% due 06/15/26	50,000	46,405
Southern Co. 4.000% due 01/15/51	350,000	319,375
4.250% due 07/01/36	30,000	26,365
4.400% due 07/01/46	450,000	377,434
5.700% due 10/15/32	65,000	66,692
Southwest Gas Corp. 3.800% due 09/29/46	50,000	34,646
4.050% due 03/15/32	60,000	52,848
Southwestern Electric Power Co. 3.250% due 11/01/51	200,000	132,358
3.900% due 04/01/45	50,000	38,249
4.100% due 09/15/28	50,000	47,491
6.200% due 03/15/40	50,000	50,986
Southwestern Public Service Co. 3.300% due 06/15/24	50,000	48,901
3.750% due 06/15/49	100,000	77,057
Tampa Electric Co. 4.300% due 06/15/48	50,000	40,687
4.450% due 06/15/49	50,000	41,533
Tucson Electric Power Co. 3.050% due 03/15/25	50,000	47,935
4.850% due 12/01/48	100,000	86,040
Union Electric Co. 2.625% due 03/15/51	200,000	126,929
3.900% due 04/01/52	30,000	24,330
8.450% due 03/15/39	100,000	127,281
Virginia Electric & Power Co. 2.300% due 11/15/31	100,000	80,740
2.400% due 03/30/32	50,000	40,537
2.950% due 11/15/26	50,000	46,668
3.150% due 01/15/26	35,000	33,323
3.750% due 05/15/27	80,000	76,472

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
3.800% due 09/15/47	$50,000	$38,467
4.000% due 11/15/46	20,000	15,788
8.875% due 11/15/38	25,000	32,850
Washington Gas Light Co. 3.650% due 09/15/49	25,000	18,267
WEC Energy Group, Inc. 0.800% due 03/15/24	160,000	151,656
2.200% due 12/15/28	100,000	84,847
Wisconsin Electric Power Co. 4.300% due 10/15/48	10,000	8,207
Wisconsin Power & Light Co. 3.050% due 10/15/27	100,000	92,432
Xcel Energy, Inc. 4.000% due 06/15/28	50,000	47,952
4.600% due 06/01/32	35,000	33,531

		21,028,108

Total Corporate Bonds & Notes (Cost $304,855,750)		263,360,826

MORTGAGE-BACKED SECURITIES - 29.4%

Collateralized Mortgage Obligations - Commercial - 1.9%

Bank 1.844% due 03/15/63	131,250	104,107
1.997% due 11/15/53	250,000	198,475
2.470% due 09/15/64	500,000	408,528
2.649% due 01/15/63	200,000	170,313
2.920% due 12/15/52	200,000	173,884
3.175% due 09/15/60	200,000	183,247
BBCMS Mortgage Trust 2.299% due 02/15/54	300,000	244,326
2.639% due 02/15/53	200,000	170,533
3.662% due 04/15/55 §	300,000	269,004
Benchmark Mortgage Trust 1.850% due 09/15/53	250,000	200,858
1.925% due 07/15/53	197,917	159,870
2.576% due 11/15/54	350,000	287,461
2.577% due 04/15/54	200,000	166,351
2.732% due 02/15/53	200,000	172,189
4.121% due 07/15/51 §	200,000	190,579
CD Mortgage Trust 3.456% due 11/13/50	175,000	161,764
Citigroup Commercial Mortgage Trust 3.372% due 10/10/47	285,194	274,233
3.778% due 09/10/58	600,000	571,518
Commercial Mortgage Trust 3.525% due 02/10/49	178,633	172,831
3.819% due 06/10/47	300,000	291,379
4.228% due 05/10/51	400,000	377,441
CSAIL Commercial Mortgage Trust 3.458% due 11/15/50 §	600,000	550,334
Fannie Mae - Aces 1.270% due 07/25/30	200,000	157,024
1.465% due 02/25/31 §	245,000	193,075
1.669% due 10/25/31 §	250,000	198,328
1.681% due 11/25/32 §	500,000	386,016
1.821% due 02/25/30	48,200	40,428
2.723% due 10/25/24	136,761	131,032
2.905% due 01/25/28 §	476,986	444,468
2.980% due 08/25/29	500,000	455,215
2.993% due 12/25/27 §	136,651	127,601
3.061% due 05/25/27 §	177,801	167,393
3.631% due 08/25/30 §	300,000	283,580
Freddie Mac Multifamily Structured Pass-Through Certificates 1.350% due 05/25/30	575,000	462,684
1.406% due 08/25/30	250,000	200,406
1.477% due 04/25/30	107,143	87,404
1.517% due 03/25/30	222,222	182,328

	Principal Amount	Value
1.547% due 10/25/30	$200,000	$161,180
1.558% due 04/25/30	140,000	114,749
1.621% due 12/25/30	186,667	151,048
1.872% due 01/25/30	166,667	140,558
1.940% due 02/25/35	352,000	263,624
2.020% due 03/25/31	250,000	208,182
2.361% due 10/25/36	250,000	189,707
2.524% due 10/25/29	200,000	177,180
2.673% due 03/25/26 - 09/25/29	800,000	745,577
2.745% due 01/25/26	400,000	379,361
2.862% due 05/25/26	497,247	471,063
2.946% due 07/25/24	647,530	628,686
3.171% due 10/25/24	850,000	823,492
3.208% due 02/25/26	375,000	360,099
3.422% due 02/25/29	196,721	185,585
3.800% due 10/25/32	350,000	330,827
3.926% due 06/25/28	100,000	97,452
3.990% due 08/25/33 §	42,000	39,516
GS Mortgage Securities Trust 3.734% due 11/10/48	1,000,000	949,921
JPMBB Commercial Mortgage Securities Trust 4.274% due 12/15/48	600,000	544,002
JPMDB Commercial Mortgage Securities Trust 2.180% due 05/13/53	300,000	239,942
Morgan Stanley Bank of America Merrill Lynch Trust 3.720% due 12/15/49	570,000	534,151
3.753% due 12/15/47	700,000	664,701
Morgan Stanley Capital I Trust 2.728% due 05/15/54	250,000	208,472
3.596% due 12/15/49	400,000	371,989
Wells Fargo Commercial Mortgage Trust 2.626% due 04/15/54	250,000	206,178
2.652% due 08/15/49	350,000	316,739
2.925% due 04/15/50	300,000	284,618
3.453% due 07/15/50	500,000	461,991
4.184% due 06/15/51	200,000	189,608

		19,456,405

Fannie Mae - 14.7%

due 02/01/24 #	375,000	333,578
due 01/01/53 #	11,750,000	11,376,659
1.500% due 12/01/35 - 11/01/51	12,912,398	10,560,492
2.000% due 11/01/35 - 04/01/52	60,383,057	50,014,484
2.500% due 10/01/27 - 04/01/52	36,058,972	31,083,173
3.000% due 02/01/27 - 05/01/52	21,542,986	19,327,517
3.246% (USD LIBOR + 1.695%) due 06/01/38 §	760	748
3.500% due 10/01/25 - 06/01/52	12,687,733	11,815,866
3.940% (USD LIBOR + 1.690%) due 08/01/39 §	2,441	2,477
4.000% due 04/01/24 - 10/01/52	11,781,476	11,212,020
4.500% due 05/01/24 - 03/01/50	2,906,473	2,869,325
5.000% due 09/01/23 - 09/01/48	1,035,360	1,051,622
5.500% due 11/01/33 - 12/01/52	898,182	923,000
6.000% due 09/01/34 - 06/01/40	251,804	262,505
6.500% due 09/01/36 - 07/01/38	40,488	41,666

		150,875,132

Freddie Mac - 6.8%

1.500% due 02/01/37 - 05/01/51	5,157,526	4,234,141
2.000% due 09/01/35 - 03/01/52	26,158,791	21,847,216
2.500% due 08/01/28 - 01/01/52	23,613,989	20,321,987
3.000% due 09/01/26 - 03/01/52	11,013,814	9,947,901
3.500% due 03/01/26 - 09/01/52	8,801,171	8,159,897
4.000% due 02/01/25 - 01/01/48	3,076,847	2,953,706
4.500% due 08/01/24 - 07/01/48	1,130,206	1,119,348
5.000% due 12/01/31 - 10/01/52	911,662	917,940

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
5.500% due 04/01/34 - 08/01/40	$237,796	$246,670
6.000% due 04/01/36 - 05/01/40	351,592	368,503
6.500% due 08/01/37 - 04/01/39	28,218	29,456

		70,146,765

Government National Mortgage Association – 6.0%

due 05/01/24 #	1,300,000	1,296,529
due 01/01/53 #	3,150,000	2,952,194
2.000% due 10/20/50 - 05/20/52	17,082,990	14,374,469
2.500% due 01/20/43 - 05/20/52	17,387,910	15,143,649
3.000% due 08/20/42 - 12/20/51	11,568,272	10,430,867
3.500% due 10/15/41 - 06/20/52	8,859,334	8,265,569
4.000% due 06/15/39 - 10/20/52	4,228,961	4,059,089
4.500% due 02/15/39 - 12/20/52	3,120,478	3,067,584
5.000% due 05/15/36 - 11/20/52	1,442,899	1,448,843
5.500% due 04/15/37 - 04/15/40	188,737	195,782
6.000% due 01/15/38 - 06/15/41	70,168	74,290
6.500% due 10/15/38 - 02/15/39	18,487	19,177

		61,328,042

Total Mortgage-Backed Securities (Cost $345,710,688)		301,806,344

ASSET-BACKED SECURITIES - 0.3%

American Express Credit Account Master Trust 3.750% due 08/15/27	350,000	342,434
BA Credit Card Trust 0.440% due 09/15/26	27,000	25,461
Capital One Multi-Asset Execution Trust 1.040% due 11/15/26	350,000	326,971
Chase Issuance Trust 3.970% due 09/15/27	180,000	176,250
Citibank Credit Card Issuance Trust 6.150% due 06/15/39	250,000	274,830
CNH Equipment Trust 0.440% due 08/17/26	225,000	212,943
Discover Card Execution Note Trust 1.030% due 09/15/28	272,000	238,295
Ford Credit Auto Owner Trust 1.290% due 06/15/26	182,000	173,141
GM Financial Automobile Leasing Trust 3.420% due 06/20/25	400,000	391,447
John Deere Owner Trust 0.520% due 03/16/26	86,000	81,661
Nissan Auto Lease Trust 3.810% due 05/15/25	250,000	246,275
Santander Drive Auto Receivables Trust 4.140% due 02/16/27	300,000	293,921
Synchrony Card Funding LLC 3.370% due 04/15/28	180,000	173,788
Toyota Auto Receivables Owner Trust 1.230% due 06/15/26	250,000	237,180
World Omni Auto Receivables Trust 0.840% due 09/15/27	272,000	247,288

Total Asset-Backed Securities (Cost $3,624,711)		3,441,885

U.S. GOVERNMENT AGENCY ISSUES - 1.1%

Fannie Mae 0.375% due 08/25/25	95,000	85,701
0.500% due 11/07/25	1,115,000	1,002,945
0.625% due 04/22/25	430,000	395,148
0.750% due 10/08/27	300,000	258,489
0.875% due 08/05/30	500,000	397,181
2.625% due 09/06/24	960,000	931,494
5.625% due 07/15/37	100,000	111,892
6.625% due 11/15/30	500,000	586,701
7.125% due 01/15/30	525,000	623,058

	Principal Amount	Value
Federal Farm Credit Banks Funding Corp. 0.250% due 02/26/24	$530,000	$503,844
3.375% due 08/26/24	1,000,000	979,369
Federal Home Loan Bank 0.375% due 09/04/25	475,000	427,662
0.500% due 04/14/25	500,000	459,633
1.250% due 12/21/26	300,000	268,652
4.500% due 10/03/24	750,000	749,255
5.500% due 07/15/36	100,000	109,936
Federal Home Loan Banks 2.125% due 02/28/24	415,000	401,258
Freddie Mac 0.375% due 07/21/25	680,000	615,519
0.375% due 09/23/25	825,000	742,599
1.500% due 02/12/25	250,000	235,618
2.750% due 06/28/24	850,000	826,746
6.250% due 07/15/32	225,000	262,618
Tennessee Valley Authority 3.500% due 12/15/42	100,000	83,089
4.250% due 09/15/65	200,000	173,886
5.250% due 09/15/39	25,000	26,040
5.375% due 04/01/56	50,000	53,006
6.750% due 11/01/25	150,000	159,267
7.125% due 05/01/30	50,000	57,965

Total U.S. Government Agency Issues (Cost $12,305,191)		11,528,571

U.S. TREASURY OBLIGATIONS - 40.6%

U.S. Treasury Bonds - 7.7%

1.125% due 05/15/40	1,750,000	1,096,211
1.125% due 08/15/40	3,700,000	2,299,781
1.250% due 05/15/50	3,350,000	1,804,093
1.375% due 11/15/40	4,500,000	2,927,988
1.375% due 08/15/50	3,600,000	2,001,727
1.625% due 11/15/50	3,100,000	1,845,650
1.750% due 08/15/41	1,750,000	1,198,442
1.875% due 02/15/41	3,100,000	2,192,766
1.875% due 02/15/51	3,100,000	1,971,346
1.875% due 11/15/51	2,900,000	1,837,762
2.000% due 11/15/41	4,500,000	3,215,303
2.000% due 02/15/50	2,250,000	1,487,417
2.000% due 08/15/51	4,200,000	2,751,492
2.250% due 05/15/41	1,200,000	902,766
2.250% due 08/15/46	2,150,000	1,523,561
2.250% due 08/15/49	1,100,000	773,867
2.250% due 02/15/52	2,700,000	1,878,609
2.375% due 02/15/42	1,250,000	955,005
2.375% due 11/15/49	1,950,000	1,410,589
2.375% due 05/15/51	3,000,000	2,153,379
2.500% due 02/15/45	2,800,000	2,110,664
2.500% due 02/15/46	2,600,000	1,947,766
2.500% due 05/15/46	1,000,000	746,953
2.750% due 08/15/42	450,000	362,241
2.750% due 11/15/42	1,850,000	1,484,625
2.750% due 11/15/47	2,500,000	1,952,246
2.875% due 08/15/45	1,000,000	806,094
2.875% due 05/15/49	1,275,000	1,026,624
3.000% due 05/15/42	1,075,000	904,869
3.000% due 05/15/45	1,500,000	1,237,207
3.000% due 11/15/45	1,900,000	1,564,754
3.000% due 02/15/47	500,000	409,766
3.000% due 05/15/47	1,700,000	1,392,273
3.000% due 02/15/48	2,000,000	1,640,625
3.000% due 08/15/48	1,500,000	1,232,578
3.000% due 02/15/49	2,000,000	1,648,125

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
3.000% due 08/15/52	$1,500,000	$1,236,328
3.125% due 11/15/41	975,000	843,185
3.125% due 02/15/43	1,000,000	854,062
3.125% due 08/15/44	600,000	507,563
3.125% due 05/15/48	2,700,000	2,270,531
3.250% due 05/15/42	1,000,000	877,187
3.625% due 08/15/43	1,525,000	1,403,357
3.625% due 02/15/44	500,000	459,082
3.750% due 08/15/41	1,300,000	1,233,857
3.750% due 11/15/43	1,000,000	938,203
4.000% due 11/15/52	2,200,000	2,203,781
4.250% due 11/15/40	750,000	766,860
4.375% due 05/15/40	1,025,000	1,066,941
4.375% due 05/15/41	775,000	803,518
4.500% due 02/15/36	1,750,000	1,868,467
4.500% due 05/15/38	500,000	531,475
4.500% due 08/15/39	700,000	742,834
4.750% due 02/15/41	1,350,000	1,468,969
5.375% due 02/15/31	1,100,000	1,208,088
6.250% due 05/15/30	1,050,000	1,197,861

		79,177,313

U.S. Treasury Notes - 32.9%

0.125% due 02/15/24	2,300,000	2,185,629
0.250% due 03/15/24	3,500,000	3,318,574
0.250% due 06/15/24	2,500,000	2,346,680
0.250% due 05/31/25	2,750,000	2,496,914
0.250% due 06/30/25	3,500,000	3,171,191
0.250% due 07/31/25	5,000,000	4,512,695
0.250% due 08/31/25	3,500,000	3,147,812
0.250% due 09/30/25	4,200,000	3,771,797
0.250% due 10/31/25	6,000,000	5,366,016
0.375% due 04/15/24	4,500,000	4,258,828
0.375% due 04/30/25	3,000,000	2,738,438
0.375% due 11/30/25	2,500,000	2,236,523
0.375% due 12/31/25	3,500,000	3,128,398
0.375% due 01/31/26	4,000,000	3,559,531
0.500% due 03/31/25	3,000,000	2,755,898
0.500% due 02/28/26	3,500,000	3,119,238
0.500% due 05/31/27	3,500,000	3,001,113
0.500% due 06/30/27	1,000,000	855,508
0.500% due 08/31/27	2,500,000	2,127,930
0.500% due 10/31/27	2,000,000	1,691,875
0.625% due 10/15/24	2,750,000	2,568,564
0.625% due 07/31/26	3,250,000	2,872,314
0.625% due 12/31/27	5,000,000	4,236,328
0.625% due 05/15/30	3,350,000	2,651,865
0.625% due 08/15/30	3,400,000	2,677,102
0.750% due 11/15/24	3,500,000	3,267,305
0.750% due 03/31/26	2,500,000	2,241,016
0.750% due 04/30/26	2,500,000	2,235,449
0.750% due 05/31/26	3,000,000	2,676,094
0.750% due 08/31/26	3,000,000	2,656,875
0.750% due 01/31/28	2,500,000	2,126,367
0.875% due 01/31/24	1,000,000	959,961
0.875% due 06/30/26	4,500,000	4,024,863
0.875% due 09/30/26	2,950,000	2,620,084
0.875% due 11/15/30	4,250,000	3,398,008
1.000% due 12/15/24	2,000,000	1,872,188
1.000% due 07/31/28	2,000,000	1,700,313
1.125% due 01/15/25	3,000,000	2,807,930
1.125% due 02/28/25	3,500,000	3,267,715
1.125% due 10/31/26	5,000,000	4,472,656
1.125% due 02/28/27	750,000	666,943
1.125% due 02/29/28	2,750,000	2,381,650
1.125% due 08/31/28	2,750,000	2,348,350
1.125% due 02/15/31	3,500,000	2,853,457
1.250% due 08/31/24	4,000,000	3,787,344
1.250% due 11/30/26	5,000,000	4,487,305

	Principal Amount	Value
1.250% due 12/31/26	$3,500,000	$3,134,824
1.250% due 03/31/28	1,000,000	869,375
1.250% due 04/30/28	2,500,000	2,169,531
1.250% due 05/31/28	3,000,000	2,598,047
1.250% due 06/30/28	1,500,000	1,297,324
1.250% due 09/30/28	3,000,000	2,576,836
1.250% due 08/15/31	5,500,000	4,461,445
1.375% due 01/31/25	4,000,000	3,760,000
1.375% due 08/31/26	3,500,000	3,173,516
1.375% due 12/31/28	2,400,000	2,070,281
1.375% due 11/15/31	2,500,000	2,035,498
1.500% due 02/29/24	1,500,000	1,446,533
1.500% due 09/30/24	3,000,000	2,849,180
1.500% due 10/31/24	2,000,000	1,895,273
1.500% due 02/15/25	2,000,000	1,882,813
1.500% due 08/15/26	3,200,000	2,917,500
1.500% due 01/31/27	3,500,000	3,160,527
1.500% due 11/30/28	2,500,000	2,171,289
1.500% due 02/15/30	3,250,000	2,770,371
1.625% due 02/15/26	1,900,000	1,757,797
1.625% due 05/15/26	1,300,000	1,196,762
1.625% due 10/31/26	5,500,000	5,021,543
1.625% due 08/15/29	2,000,000	1,736,016
1.625% due 05/15/31	6,000,000	5,047,734
1.750% due 12/31/24	1,600,000	1,519,000
1.750% due 03/15/25	1,500,000	1,417,617
1.750% due 12/31/26	2,500,000	2,289,355
1.750% due 01/31/29	1,500,000	1,317,715
1.875% due 08/31/24	3,000,000	2,870,156
1.875% due 07/31/26	1,000,000	925,000
1.875% due 02/28/27	3,000,000	2,748,047
1.875% due 02/28/29	3,000,000	2,657,227
1.875% due 02/15/32	3,500,000	2,970,215
2.000% due 05/31/24	3,500,000	3,372,715
2.000% due 02/15/25	2,000,000	1,903,438
2.000% due 11/15/26	1,000,000	924,805
2.125% due 05/15/25	3,500,000	3,327,051
2.250% due 01/31/24	2,000,000	1,948,047
2.250% due 03/31/24	2,000,000	1,940,781
2.250% due 04/30/24	3,250,000	3,147,676
2.250% due 10/31/24	800,000	768,500
2.250% due 11/15/24	2,000,000	1,921,328
2.250% due 12/31/24	2,500,000	2,396,484
2.250% due 11/15/25	2,200,000	2,082,781
2.250% due 08/15/27	4,200,000	3,886,148
2.250% due 11/15/27	2,300,000	2,119,953
2.375% due 02/29/24	3,000,000	2,922,539
2.375% due 08/15/24	9,550,000	9,217,242
2.375% due 04/30/26	1,000,000	944,844
2.375% due 05/15/27	2,750,000	2,564,482
2.375% due 03/31/29	2,675,000	2,432,735
2.375% due 05/15/29	1,000,000	909,297
2.500% due 04/30/24	2,000,000	1,943,438
2.500% due 05/31/24	1,500,000	1,455,527
2.500% due 01/31/25	4,000,000	3,849,062
2.500% due 03/31/27	2,500,000	2,346,484
2.625% due 04/15/25	2,000,000	1,925,313
2.625% due 05/31/27	2,500,000	2,356,934
2.625% due 02/15/29	2,750,000	2,542,246
2.625% due 07/31/29	2,000,000	1,842,070
2.750% due 04/30/27	2,000,000	1,895,703
2.750% due 07/31/27	1,500,000	1,419,375
2.750% due 02/15/28	3,500,000	3,291,504
2.750% due 05/31/29	2,000,000	1,858,398
2.750% due 08/15/32	3,000,000	2,732,344
2.875% due 05/31/25	1,200,000	1,160,391
2.875% due 06/15/25	1,000,000	966,641
2.875% due 05/15/28	2,500,000	2,359,473
2.875% due 08/15/28	1,750,000	1,648,350
2.875% due 04/30/29	2,000,000	1,873,398

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
2.875% due 05/15/32	$3,500,000	$3,226,562
3.000% due 06/30/24	2,000,000	1,952,344
3.000% due 07/31/24	3,500,000	3,414,414
3.125% due 08/31/27	2,500,000	2,404,785
3.125% due 11/15/28	3,000,000	2,861,777
3.250% due 08/31/24	2,000,000	1,958,516
3.250% due 06/30/27	1,000,000	967,266
3.250% due 06/30/29	1,750,000	1,675,078
3.625% due 12/31/29	2,000,000	1,990,469
3.875% due 11/30/27	2,500,000	2,486,719
3.875% due 12/31/27	1,500,000	1,491,563
3.875% due 09/30/29	1,500,000	1,489,570
4.000% due 10/31/29	1,500,000	1,500,820
4.125% due 09/30/27	1,000,000	1,003,828
4.125% due 11/15/32	2,800,000	2,857,969
4.375% due 10/31/24	1,000,000	997,227
4.500% due 11/30/24	3,500,000	3,500,410
4.500% due 11/15/25	3,500,000	3,521,602

		337,861,397

Total U.S. Treasury Obligations (Cost $473,295,710)		417,038,710

FOREIGN GOVERNMENT BONDS & NOTES - 1.7%

Canada Government (Canada) 0.750% due 05/19/26	300,000	267,170
1.625% due 01/22/25	150,000	141,930
Chile Government (Chile) 2.550% due 07/27/33	250,000	196,404
3.100% due 01/22/61	400,000	250,537
3.125% due 01/21/26	75,000	71,227
3.500% due 01/31/34	200,000	170,885
3.860% due 06/21/47	300,000	235,190
Export Development Canada (Canada) 3.000% due 05/25/27	200,000	190,327
3.375% due 08/26/25	90,000	87,680
Export-Import Bank of Korea (South Korea) 0.625% due 02/09/26	200,000	176,501
1.625% due 01/18/27	400,000	353,452
Hungary Government (Hungary) 5.375% due 03/25/24	200,000	200,140
Indonesia Government (Indonesia) 2.850% due 02/14/30	200,000	178,124
3.200% due 09/23/61	200,000	138,621
3.550% due 03/31/32	200,000	180,974
4.200% due 10/15/50	300,000	249,030
Israel Government AID 5.500% due 04/26/24	25,000	25,166
Israel Government International (Israel) 2.750% due 07/03/30	200,000	182,155
Japan Bank for International Cooperation (Japan) 0.625% due 07/15/25	235,000	212,264
1.250% due 01/21/31	500,000	390,458
1.875% due 07/21/26	200,000	181,535
1.875% due 04/15/31	200,000	163,575
2.500% due 05/23/24	200,000	193,551
3.250% due 07/20/28	200,000	186,740
Japan International Cooperation Agency (Japan) 3.375% due 06/12/28	200,000	188,624
Korea Development Bank (South Korea) 2.000% due 09/12/26	200,000	181,237
4.000% due 09/08/25	200,000	194,228
4.250% due 09/08/32	200,000	189,672
Korea International (South Korea) 1.750% due 10/15/31	200,000	163,442
2.750% due 01/19/27	200,000	186,356
Mexico Government (Mexico) 2.659% due 05/24/31	200,000	161,806
3.500% due 02/12/34	200,000	160,554

	Principal Amount	Value
3.900% due 04/27/25	$350,000	$345,543
4.150% due 03/28/27	200,000	195,124
4.280% due 08/14/41	200,000	154,704
4.500% due 01/31/50	200,000	152,585
4.600% due 01/23/46	250,000	196,031
4.600% due 02/10/48	200,000	155,094
4.750% due 04/27/32	350,000	328,725
4.750% due 03/08/44	264,000	214,070
6.750% due 09/27/34	225,000	235,714
Panama Government (Panama) 3.870% due 07/23/60	200,000	129,677
4.500% due 05/15/47	350,000	270,296
6.400% due 02/14/35	265,000	269,614
6.700% due 01/26/36	100,000	104,585
8.875% due 09/30/27	100,000	115,367
Peruvian Government (Peru) 2.780% due 12/01/60	200,000	117,323
2.783% due 01/23/31	300,000	248,919
3.300% due 03/11/41	250,000	182,697
4.125% due 08/25/27	150,000	143,891
8.750% due 11/21/33	200,000	244,050
Philippine Government (Philippines) 1.648% due 06/10/31	200,000	160,334
2.650% due 12/10/45	200,000	135,308
2.950% due 05/05/45	200,000	144,927
3.000% due 02/01/28	200,000	186,846
5.609% due 04/13/33	200,000	212,079
6.375% due 10/23/34	250,000	277,630
7.750% due 01/14/31	200,000	238,032
Province of Alberta Canada (Canada) 1.300% due 07/22/30	250,000	200,332
1.875% due 11/13/24	350,000	333,137
Province of British Columbia Canada (Canada) 1.300% due 01/29/31	500,000	397,948
Province of Manitoba Canada (Canada) 1.500% due 10/25/28	155,000	131,842
Province of New Brunswick Canada (Canada) 3.625% due 02/24/28	50,000	48,253
Province of Ontario Canada (Canada) 0.625% due 01/21/26	300,000	266,860
1.050% due 04/14/26	200,000	178,993
1.050% due 05/21/27	200,000	173,762
2.000% due 10/02/29	100,000	86,365
2.125% due 01/21/32	150,000	125,001
2.300% due 06/15/26	250,000	232,254
Province of Quebec Canada (Canada) 0.600% due 07/23/25	100,000	90,635
1.350% due 05/28/30	50,000	40,608
1.500% due 02/11/25	350,000	329,357
1.900% due 04/21/31	200,000	166,365
2.500% due 04/09/24	65,000	63,073
2.750% due 04/12/27	350,000	328,746
7.500% due 09/15/29	75,000	88,328
Republic of Italy Government International Bond (Italy) 0.875% due 05/06/24	200,000	187,151
2.875% due 10/17/29	200,000	166,771
3.875% due 05/06/51	200,000	135,555
4.000% due 10/17/49	200,000	143,293
Republic of Poland Government (Poland) 4.000% due 01/22/24	150,000	148,271
5.750% due 11/16/32	65,000	69,437
State of Israel (Israel) 3.375% due 01/15/50	500,000	386,285
Svensk Exportkredit AB (Sweden) 0.375% due 07/30/24	250,000	233,415
0.625% due 10/07/24	560,000	521,524

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Uruguay Government International Bond (Uruguay) 4.125% due 11/20/45	$143,467	$133,189
4.375% due 10/27/27	200,000	201,892
5.100% due 06/18/50	200,000	196,827

Total Foreign Government Bonds & Notes (Cost $19,574,081)		17,014,189

MUNICIPAL BONDS - 0.6%

American Municipal Power, Inc. 6.449% due 02/15/44	25,000	26,958
8.084% due 02/15/50	300,000	386,852
Bay Area Toll Authority CA 6.263% due 04/01/49	25,000	28,416
7.043% due 04/01/50	50,000	61,622
California State University 2.975% due 11/01/51	50,000	34,711
Central Puget Sound Regional Transit Authority 5.491% due 11/01/39	25,000	26,128
Chicago O’Hare International Airport 4.472% due 01/01/49	50,000	44,170
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue IL 6.899% due 12/01/40	95,000	105,463
City of Atlanta GA Water & Wastewater Revenue 2.257% due 11/01/35	100,000	75,838
City of Chicago IL Class B 7.750% due 01/01/42	42,000	44,177
City of Houston TX 3.961% due 03/01/47	50,000	43,221
City of New York NY 5.517% due 10/01/37	40,000	41,236
City of San Antonio TX Electric & Gas Systems Revenue 2.905% due 02/01/48	60,000	42,350
Commonwealth of Massachusetts 4.910% due 05/01/29	100,000	99,902
5.456% due 12/01/39	25,000	26,294
County of Clark Department of Aviation NV 6.820% due 07/01/45	125,000	147,376
Dallas Area Rapid Transit 2.613% due 12/01/48	200,000	132,064
Dallas Fort Worth International Airport 4.507% due 11/01/51	100,000	90,147
Dallas Independent School District TX Class C 6.450% due 02/15/35	50,000	50,105
Golden State Tobacco Securitization Corp. 4.214% due 06/01/50	150,000	117,448
Grand Parkway Transportation Corp. 3.236% due 10/01/52	250,000	177,841
JobsOhio Beverage System 2.833% due 01/01/38	10,000	7,830
Los Angeles Unified School District CA 6.758% due 07/01/34	100,000	112,031
Massachusetts School Building Authority 2.950% due 05/15/43	50,000	36,617
3.395% due 10/15/40	20,000	16,176
Metropolitan Transportation Authority NY 5.871% due 11/15/39	25,000	24,131
6.668% due 11/15/39	55,000	56,964
Municipal Electric Authority of Georgia 6.637% due 04/01/57	25,000	26,807
6.655% due 04/01/57	96,000	103,888
New Jersey Economic Development Authority 7.425% due 02/15/29	125,000	134,713
New Jersey Turnpike Authority Class A 7.102% due 01/01/41	100,000	120,823

	Principal Amount	Value
New York City Municipal Water Finance Authority 5.952% due 06/15/42	$50,000	$55,281
6.011% due 06/15/42	10,000	11,122
New York City Transitional Finance Authority Future Tax Secured Revenue NY 5.572% due 11/01/38	30,000	30,828
New York State Dormitory Authority 3.142% due 07/01/43	100,000	76,081
New York State Urban Development Corp. 3.900% due 03/15/33	50,000	45,867
5.770% due 03/15/39	25,000	25,700
Pennsylvania Turnpike Commission 5.511% due 12/01/45	75,000	75,515
Permanent University Fund - University of Texas System 3.376% due 07/01/47	185,000	145,979
Port Authority of New York & New Jersey 3.175% due 07/15/60	250,000	162,080
4.031% due 09/01/48	50,000	41,313
4.229% due 10/15/57	30,000	25,201
4.458% due 10/01/62	100,000	87,060
5.647% due 11/01/40	150,000	156,963
Rutgers The State University of New Jersey 3.915% due 05/01/19	15,000	9,939
Sales Tax Securitization Corp. 4.787% due 01/01/48	50,000	45,052
San Diego County Regional Transportation Commission CA 5.911% due 04/01/48	50,000	54,909
State Board of Administration Finance Corp. 2.154% due 07/01/30	100,000	81,991
State of California 1.700% due 02/01/28	200,000	172,327
3.500% due 04/01/28	100,000	93,941
7.300% due 10/01/39	100,000	121,713
7.500% due 04/01/34	50,000	60,499
7.600% due 11/01/40	270,000	346,654
7.625% due 03/01/40	40,000	50,615
State of Connecticut 5.090% due 10/01/30	50,000	50,201
State of Illinois 6.725% due 04/01/35	400,000	407,883
State of Texas 5.517% due 04/01/39	100,000	105,836
State of Utah 4.554% due 07/01/24	5,000	4,981
State of Wisconsin 3.154% due 05/01/27	250,000	233,771
Texas Transportation Commission 2.562% due 04/01/42	350,000	259,092
Texas Transportation Commission State Highway Fund 5.178% due 04/01/30	25,000	25,500
University of California 3.063% due 07/01/25	50,000	48,106
4.132% due 05/15/32	100,000	93,298
4.767% due 05/15/15	75,000	61,396
4.858% due 05/15/12	100,000	84,590
University of Michigan 3.599% due 04/01/47	80,000	67,927
4.454% due 04/01/22	100,000	81,369

Total Municipal Bonds (Cost $6,679,987)		5,942,879

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD AGGREGATE BOND INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	value
SHORT-TERM INVESTMENT - 2.3%

Money Market Fund - 2.3%

BlackRock Liquidity Funds T-Fund Institutional Shares 4.030%	23,344,007	$23,344,007

Total Short-Term Investment (Cost $23,344,007)		23,344,007

TOTAL INVESTMENTS - 101.7% (Cost $1,189,390,125)		1,043,477,411

OTHER ASSETS & LIABILITIES, NET - (1.7%)		(17,001,181)

NET ASSETS - 100.0%		$1,026,476,230

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition as a percentage of net assets was as follows:

U.S. Treasury Obligations	40.6%
Mortgage-Backed Securities	29.4%
Corporate Bonds & Notes	25.7%
Others (each less than 3.0%)	6.0%

	101.7%
Other Assets & Liabilities, Net	(1.7%	)

	100.0%

(b)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Corporate Bonds & Notes	$263,360,826	$—	$263,360,826	$—
	Mortgage-Backed Securities	301,806,344	—	301,806,344	—
	Asset-Backed Securities	3,441,885	—	3,441,885	—
	U.S. Government Agency Issues	11,528,571	—	11,528,571	—
	U.S. Treasury Obligations	417,038,710	—	417,038,710	—
	Foreign Government Bonds & Notes	17,014,189	—	17,014,189	—
	Municipal Bonds	5,942,879	—	5,942,879	—
	Short-Term Investment	23,344,007	23,344,007	—	—

	Total	$1,043,477,411	$23,344,007	$1,020,133,404	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 0.0%

Energy - 0.0%

Patterson-UTI Energy, Inc.	306	$5,153

Financial - 0.0%

Stearns Holdings LLC Class B * ± Ω	3,570	—

Total Common Stocks (Cost $44,991)		5,153

	Principal Amount
CORPORATE BONDS & NOTES - 98.3%

Basic Materials - 4.8%

Alcoa Nederland Holding BV 5.500% due 12/15/27 ~	$215,000	207,557
Arconic Corp. 6.000% due 05/15/25 ~	590,000	581,502
6.125% due 02/15/28 ~	246,000	231,236
Ashland LLC 3.375% due 09/01/31 ~	200,000	160,114
6.875% due 05/15/43	128,000	126,396
ASP Unifrax Holdings, Inc. 5.250% due 09/30/28 ~	383,000	308,695
7.500% due 09/30/29 ~	200,000	127,200
ATI, Inc. 4.875% due 10/01/29	200,000	177,001
5.125% due 10/01/31	50,000	44,272
5.875% due 12/01/27	200,000	191,567
Avient Corp. 5.750% due 05/15/25 ~	90,000	87,905
7.125% due 08/01/30 ~	175,000	171,304
Axalta Coating Systems LLC 3.375% due 02/15/29 ~	250,000	206,598
Baffinland Iron Mines Corp./Baffinland Iron Mines LP (Canada) 8.750% due 07/15/26 ~	350,000	332,409
Big River Steel LLC/BRS Finance Corp. 6.625% due 01/31/29 ~	104,000	99,268
Carpenter Technology Corp. 6.375% due 07/15/28	125,000	119,099
Century Aluminum Co. 7.500% due 04/01/28 ~	150,000	129,990
Cerdia Finanz GmbH (Germany) 10.500% due 02/15/27 ~	355,000	297,859
Chemours Co. 4.625% due 11/15/29 ~	100,000	81,880
5.375% due 05/15/27	494,000	456,957
5.750% due 11/15/28 ~	170,000	152,932
Clearwater Paper Corp. 4.750% due 08/15/28 ~	250,000	220,784
5.375% due 02/01/25 ~	50,000	48,839
Cleveland-Cliffs, Inc. 4.625% due 03/01/29 ~	120,000	106,673
5.875% due 06/01/27	300,000	287,113
6.250% due 10/01/40	100,000	87,201
6.750% due 03/15/26 ~	137,000	137,578
Coeur Mining, Inc. 5.125% due 02/15/29 ~	300,000	234,518
Commercial Metals Co. 3.875% due 02/15/31	200,000	168,445
4.125% due 01/15/30	95,000	84,501
4.375% due 03/15/32	90,000	78,423
4.875% due 05/15/23	100,000	99,908
Compass Minerals International, Inc. 4.875% due 07/15/24 ~	50,000	48,378
6.750% due 12/01/27 ~	135,000	129,809

	Principal Amount	Value
Consolidated Energy Finance SA (Switzerland) 5.625% due 10/15/28 ~	$200,000	$170,195
Constellium SE 5.625% due 06/15/28 ~	250,000	231,455
Cornerstone Chemical Co. 6.750% due 08/15/24 ~	150,000	120,237
CVR Partners LP/CVR Nitrogen Finance Corp. 6.125% due 06/15/28 ~	150,000	134,761
Diamond BC BV 4.625% due 10/01/29 ~	85,000	68,323
Domtar Corp. 6.750% due 10/01/28 ~	343,000	300,835
Element Solutions, Inc. 3.875% due 09/01/28 ~	210,000	178,836
FMG Resources August 2006 Pty. Ltd. (Australia) 4.375% due 04/01/31 ~	474,000	395,130
4.500% due 09/15/27 ~	136,000	125,694
5.125% due 05/15/24 ~	90,000	88,609
5.875% due 04/15/30 ~	275,000	256,567
6.125% due 04/15/32 ~	185,000	172,798
Glatfelter Corp. 4.750% due 11/15/29 ~	75,000	45,195
GPD Cos., Inc. 10.125% due 04/01/26 ~	225,000	192,168
HB Fuller Co. 4.250% due 10/15/28	225,000	199,893
Hecla Mining Co. 7.250% due 02/15/28	100,000	98,618
Herens Holdco SARL (Luxembourg) 4.750% due 05/15/28 ~	200,000	149,741
Hudbay Minerals, Inc. (Canada) 6.125% due 04/01/29 ~	350,000	317,515
Illuminate Buyer LLC/Illuminate Holdings IV, Inc. 9.000% due 07/01/28 ~	200,000	167,770
INEOS Quattro Finance 2 PLC (United Kingdom) 3.375% due 01/15/26 ~	250,000	229,999
Ingevity Corp. 3.875% due 11/01/28 ~	115,000	99,089
Innophos Holdings, Inc. 9.375% due 02/15/28 ~	125,000	122,869
Kaiser Aluminum Corp. 4.500% due 06/01/31 ~	131,000	105,462
4.625% due 03/01/28 ~	114,000	99,656
Mativ Holdings, Inc. 6.875% due 10/01/26 ~	75,000	66,365
Mercer International, Inc. (Germany) 5.125% due 02/01/29	294,000	246,219
5.500% due 01/15/26	150,000	142,336
Methanex Corp. (Canada) 5.125% due 10/15/27	125,000	116,153
5.250% due 12/15/29	150,000	133,354
5.650% due 12/01/44	50,000	38,125
Mineral Resources Ltd. (Australia) 8.000% due 11/01/27 ~	425,000	435,162
8.125% due 05/01/27 ~	213,000	214,843
8.500% due 05/01/30 ~	205,000	208,074
Minerals Technologies, Inc. 5.000% due 07/01/28 ~	200,000	178,474
New Gold, Inc. (Canada) 7.500% due 07/15/27 ~	165,000	145,057
Novelis Corp. 3.250% due 11/15/26 ~	375,000	336,658
3.875% due 08/15/31 ~	104,000	85,045
4.750% due 01/30/30 ~	510,000	453,298
OCI NV (Netherlands) 4.625% due 10/15/25 ~	160,000	151,786
Olin Corp. 5.000% due 02/01/30	50,000	45,714
5.125% due 09/15/27	410,000	388,155
Olympus Water US Holding Corp. 4.250% due 10/01/28 ~	200,000	162,631
6.250% due 10/01/29 ~	150,000	114,076

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Perenti Finance Pty Ltd. (Australia) 6.500% due 10/07/25 ~	$200,000	$187,750
Rain CII Carbon LLC/CII Carbon Corp. 7.250% due 04/01/25 ~	316,000	291,693
Rayonier AM Products, Inc. 5.500% due 06/01/24 ~	81,000	80,798
7.625% due 01/15/26 ~	149,000	143,863
Resolute Forest Products, Inc. 4.875% due 03/01/26 ~	125,000	123,489
SCIH Salt Holdings, Inc. 4.875% due 05/01/28 ~	221,000	190,048
6.625% due 05/01/29 ~	105,000	84,712
SCIL IV LLC/SCIL USA Holdings LLC 5.375% due 11/01/26 ~	200,000	169,750
SK Invictus Intermediate II SARL (Luxembourg) 5.000% due 10/30/29 ~	165,000	135,515
SPCM SA (France) 3.375% due 03/15/30 ~	200,000	161,260
Sylvamo Corp. 7.000% due 09/01/29 ~	150,000	142,993
TMS International Corp. 6.250% due 04/15/29 ~	50,000	35,885
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.375% due 09/01/25 ~	175,000	144,214
Tronox, Inc. 4.625% due 03/15/29 ~	350,000	291,594
US Steel Corp. 6.875% due 03/01/29	76,000	73,872
Valvoline, Inc. 3.625% due 06/15/31 ~	195,000	160,257
4.250% due 02/15/30 ~	176,000	171,037
Venator Finance SARL/Venator Materials LLC 9.500% due 07/01/25 ~	250,000	181,250
Vibrantz Technologies, Inc. 9.000% due 02/15/30 ~	219,000	165,555
WR Grace Holdings LLC 4.875% due 06/15/27 ~	250,000	221,845
5.625% due 10/01/24 ~	97,000	95,680
5.625% due 08/15/29 ~	390,000	315,810

		17,325,721

Communications - 16.9%

Acuris Finance Us, Inc./Acuris Finance SARL 5.000% due 05/01/28 ~	200,000	160,587
Advantage Sales & Marketing, Inc. 6.500% due 11/15/28 ~	233,000	178,007
Altice Financing SA (Luxembourg) 5.000% due 01/15/28 ~	200,000	161,430
5.750% due 08/15/29 ~	600,000	473,063
Altice France Holding SA (Luxembourg) 6.000% due 02/15/28 ~	200,000	118,488
10.500% due 05/15/27 ~	405,000	309,683
Altice France SA (France) 5.125% due 01/15/29 ~	350,000	263,741
5.125% due 07/15/29 ~	500,000	375,764
5.500% due 01/15/28 ~	300,000	235,581
5.500% due 10/15/29 ~	640,000	489,162
8.125% due 02/01/27 ~	800,000	730,352
AMC Networks, Inc. 4.250% due 02/15/29	248,000	154,893
4.750% due 08/01/25	250,000	190,438
5.000% due 04/01/24	160,000	149,880
ANGI Group LLC 3.875% due 08/15/28 ~	83,000	61,728
Arches Buyer, Inc. 4.250% due 06/01/28 ~	365,000	285,956
6.125% due 12/01/28 ~	150,000	120,577
Audacy Capital Corp. 6.500% due 05/01/27 ~	150,000	28,459

	Principal Amount	Value
Avaya, Inc. 6.125% due 09/15/28 ~	$203,000	$62,245
Block Communications, Inc. 4.875% due 03/01/28 ~	250,000	218,520
British Telecommunications PLC (United Kingdom) 4.250% due 11/23/81 ~	250,000	210,622
Cable One, Inc. 4.000% due 11/15/30 ~	410,000	322,236
Cablevision Lightpath LLC 3.875% due 09/15/27 ~	200,000	165,793
CCO Holdings LLC/CCO Holdings Capital Corp. 4.250% due 02/01/31 ~	1,345,000	1,081,918
4.250% due 01/15/34 ~	750,000	555,000
4.500% due 08/15/30 ~	500,000	414,205
4.500% due 05/01/32	879,000	701,376
4.500% due 06/01/33 ~	220,000	169,234
4.750% due 03/01/30 ~	1,239,000	1,071,363
4.750% due 02/01/32 ~	190,000	154,422
5.000% due 02/01/28 ~	766,000	697,209
5.125% due 05/01/27 ~	500,000	467,135
5.375% due 06/01/29 ~	289,000	261,986
5.500% due 05/01/26 ~	225,000	218,189
6.375% due 09/01/29 ~	320,000	301,333
Cengage Learning, Inc. 9.500% due 06/15/24 ~	261,000	249,316
Ciena Corp. 4.000% due 01/31/30 ~	180,000	158,649
Clear Channel International BV (United Kingdom) 6.625% due 08/01/25 ~	200,000	191,157
Clear Channel Outdoor Holdings, Inc. 5.125% due 08/15/27 ~	365,000	317,057
7.500% due 06/01/29 ~	575,000	423,283
7.750% due 04/15/28 ~	200,000	146,261
CMG Media Corp. 8.875% due 12/15/27 ~	466,000	351,494
Cogent Communications Group, Inc. 3.500% due 05/01/26 ~	250,000	227,422
7.000% due 06/15/27 ~	180,000	176,612
CommScope Technologies LLC 5.000% due 03/15/27 ~	150,000	102,117
6.000% due 06/15/25 ~	313,000	285,475
CommScope, Inc. 4.750% due 09/01/29 ~	395,000	319,190
6.000% due 03/01/26 ~	230,000	212,739
7.125% due 07/01/28 ~	319,000	228,562
8.250% due 03/01/27 ~	290,000	225,208
Connect Finco SARL/Connect US Finco LLC (United Kingdom) 6.750% due 10/01/26 ~	627,000	582,370
Consolidated Communications, Inc. 6.500% due 10/01/28 ~	102,000	79,515
CSC Holdings LLC 3.375% due 02/15/31 ~	200,000	130,754
4.125% due 12/01/30 ~	200,000	141,607
4.500% due 11/15/31 ~	1,040,000	723,517
4.625% due 12/01/30 ~	475,000	263,549
5.000% due 11/15/31 ~	300,000	168,000
5.250% due 06/01/24	204,000	190,230
5.375% due 02/01/28 ~	350,000	282,740
5.500% due 04/15/27 ~	200,000	168,205
5.750% due 01/15/30 ~	554,000	313,672
6.500% due 02/01/29 ~	300,000	245,885
7.500% due 04/01/28 ~	200,000	136,440
Cumulus Media New Holdings, Inc. 6.750% due 07/01/26 ~	50,000	42,079
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.375% due 08/15/26 ~	1,147,000	136,206
6.625% due 08/15/27 ~	520,000	5,850
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.875% due 08/15/27 ~	1,290,000	1,156,562

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
DISH DBS Corp. 5.125% due 06/01/29	$366,000	$236,797
5.250% due 12/01/26 ~	1,325,000	1,118,578
5.750% due 12/01/28 ~	455,000	364,000
5.875% due 11/15/24	365,000	339,922
7.375% due 07/01/28	330,000	234,011
7.750% due 07/01/26	618,000	499,622
DISH Network Corp. 11.750% due 11/15/27 ~	565,000	582,600
DKT Finance ApS (Denmark) 9.375% due 06/17/23 ~	250,000	247,813
Embarq Corp. 7.995% due 06/01/36	600,000	280,323
Endurance International Group Holdings, Inc. 6.000% due 02/15/29 ~	115,000	79,201
Frontier Communications Holdings LLC 5.000% due 05/01/28 ~	475,000	415,155
5.875% due 10/15/27 ~	360,000	335,077
6.000% due 01/15/30 ~	600,000	472,124
6.750% due 05/01/29 ~	200,000	165,726
8.750% due 05/15/30 ~	270,000	275,048
Gannett Holdings LLC 6.000% due 11/01/26 ~	90,000	73,465
GCI LLC 4.750% due 10/15/28 ~	80,000	67,337
Gen Digital, Inc. 5.000% due 04/15/25 ~	200,000	194,994
6.750% due 09/30/27 ~	150,000	147,195
7.125% due 09/30/30 ~	74,000	72,805
Getty Images, Inc. 9.750% due 03/01/27 ~	100,000	98,864
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.500% due 03/01/29 ~	280,000	234,778
5.250% due 12/01/27 ~	197,000	186,791
GoTo Group, Inc. 5.500% due 09/01/27 ~	313,000	168,833
Gray Escrow II, Inc. 5.375% due 11/15/31 ~	350,000	252,852
Gray Television, Inc. 4.750% due 10/15/30 ~	230,000	166,750
5.875% due 07/15/26 ~	75,000	66,938
7.000% due 05/15/27 ~	340,000	302,054
GrubHub Holdings, Inc. 5.500% due 07/01/27 ~	450,000	326,578
Hughes Satellite Systems Corp. 5.250% due 08/01/26	275,000	264,253
6.625% due 08/01/26	165,000	154,191
iHeartCommunications, Inc. 4.750% due 01/15/28 ~	82,000	66,905
5.250% due 08/15/27 ~	191,000	162,095
6.375% due 05/01/26	200,000	184,316
8.375% due 05/01/27	700,000	596,741
Iliad Holding SASU (France) 6.500% due 10/15/26 ~	500,000	464,592
7.000% due 10/15/28 ~	200,000	181,024
Intelsat Jackson Holdings SA (Luxembourg) 6.500% due 03/15/30 ~	865,000	775,464
Koninklijke KPN NV (Netherlands) 7.000% due 03/28/73 ~	200,000	198,681
Lamar Media Corp. 3.625% due 01/15/31	120,000	99,363
3.750% due 02/15/28	75,000	67,251
4.000% due 02/15/30	42,000	36,783
4.875% due 01/15/29	200,000	184,379
LCPR Senior Secured Financing DAC 5.125% due 07/15/29 ~	200,000	165,976
6.750% due 10/15/27 ~	315,000	295,256
Level 3 Financing, Inc. 3.400% due 03/01/27 ~	240,000	203,217
3.625% due 01/15/29 ~	250,000	183,475
3.750% due 07/15/29 ~	450,000	324,315
3.875% due 11/15/29 ~	200,000	158,187

	Principal Amount	Value
4.250% due 07/01/28 ~	$175,000	$138,247
4.625% due 09/15/27 ~	400,000	333,700
Liberty Interactive LLC 8.250% due 02/01/30	500,000	228,328
Lumen Technologies, Inc. 4.000% due 02/15/27 ~	560,000	475,822
4.500% due 01/15/29 ~	650,000	449,512
5.125% due 12/15/26 ~	52,000	45,287
7.650% due 03/15/42	100,000	66,669
Match Group Holdings II LLC 3.625% due 10/01/31 ~	125,000	96,021
4.125% due 08/01/30 ~	150,000	122,721
4.625% due 06/01/28 ~	135,000	120,586
5.000% due 12/15/27 ~	350,000	322,602
5.625% due 02/15/29 ~	100,000	93,178
Maxar Technologies, Inc. 7.750% due 06/15/27 ~	250,000	259,841
McGraw-Hill Education, Inc. 5.750% due 08/01/28 ~	625,000	526,147
8.000% due 08/01/29 ~	150,000	124,240
Midcontinent Communications/Midcontinent Finance Corp. 5.375% due 08/15/27 ~	100,000	90,696
Millennium Escrow Corp. 6.625% due 08/01/26 ~	392,000	251,390
Netflix, Inc. 3.625% due 06/15/25 ~	110,000	105,496
4.375% due 11/15/26	205,000	197,665
4.875% due 04/15/28	478,000	462,626
4.875% due 06/15/30 ~	216,000	201,804
5.375% due 11/15/29 ~	422,000	410,089
5.875% due 02/15/25	225,000	228,202
5.875% due 11/15/28	480,000	487,694
6.375% due 05/15/29	80,000	82,477
News Corp. 3.875% due 05/15/29 ~	85,000	73,851
5.125% due 02/15/32 ~	404,000	368,224
Nexstar Media, Inc. 4.750% due 11/01/28 ~	135,000	116,979
5.625% due 07/15/27 ~	438,000	402,692
Nokia OYJ (Finland) 4.375% due 06/12/27	400,000	378,316
6.625% due 05/15/39	50,000	47,547
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.750% due 04/30/27 ~	20,000	17,622
6.000% due 02/15/28 ~	200,000	155,107
Outfront Media Capital LLC/Outfront Media Capital Corp. 4.250% due 01/15/29 ~	210,000	174,511
5.000% due 08/15/27 ~	115,000	103,707
6.250% due 06/15/25 ~	100,000	99,225
Paramount Global 6.250% due 02/28/57	292,000	235,876
6.375% due 03/30/62	300,000	245,694
Photo Holdings Merger Sub, Inc. 8.500% due 10/01/26 ~	250,000	144,575
Qwest Corp. 7.250% due 09/15/25	35,000	35,351
Radiate Holdco LLC/Radiate Finance, Inc. 4.500% due 09/15/26 ~	649,000	477,846
6.500% due 09/15/28 ~	183,000	76,977
Rakuten Group, Inc. (Japan) 5.125% due 04/22/26 ~	250,000	193,750
6.250% due 04/22/31 ~	300,000	203,785
Scripps Escrow II, Inc. 3.875% due 01/15/29 ~	175,000	140,695
5.375% due 01/15/31 ~	100,000	80,281
Scripps Escrow, Inc. 5.875% due 07/15/27 ~	150,000	134,112
Sinclair Television Group, Inc. 4.125% due 12/01/30 ~	170,000	127,675
5.500% due 03/01/30 ~	200,000	140,173

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Sirius XM Radio, Inc. 3.125% due 09/01/26 ~	$296,000	$263,199
3.875% due 09/01/31 ~	488,000	381,662
4.000% due 07/15/28 ~	625,000	545,137
4.125% due 07/01/30 ~	500,000	413,732
5.000% due 08/01/27 ~	160,000	148,250
5.500% due 07/01/29 ~	560,000	512,420
Spanish Broadcasting System, Inc. 9.750% due 03/01/26 ~	200,000	115,250
Sprint Capital Corp. 6.875% due 11/15/28	500,000	520,097
8.750% due 03/15/32	600,000	715,413
Sprint LLC 7.125% due 06/15/24	950,000	970,653
7.625% due 02/15/25	750,000	775,900
7.625% due 03/01/26	300,000	316,352
Stagwell Global LLC 5.625% due 08/15/29 ~	366,000	302,483
Summer BC Bidco B LLC 5.500% due 10/31/26 ~	200,000	162,538
TEGNA, Inc. 4.625% due 03/15/28	385,000	366,170
4.750% due 03/15/26 ~	141,000	136,964
Telecom Italia Capital SA (Italy) 6.000% due 09/30/34	200,000	151,467
6.375% due 11/15/33	200,000	163,926
7.200% due 07/18/36	650,000	528,814
Telecom Italia SpA (Italy) 5.303% due 05/30/24 ~	750,000	712,125
Telenet Finance Luxembourg Notes SARL (Belgium) 5.500% due 03/01/28 ~	200,000	182,000
Telesat Canada/Telesat LLC (Canada) 4.875% due 06/01/27 ~	150,000	67,604
5.625% due 12/06/26 ~	230,000	106,093
6.500% due 10/15/27 ~	134,000	38,971
Townsquare Media, Inc. 6.875% due 02/01/26 ~	300,000	266,625
TripAdvisor, Inc. 7.000% due 07/15/25 ~	250,000	247,402
Uber Technologies, Inc. 4.500% due 08/15/29 ~	500,000	436,565
6.250% due 01/15/28 ~	75,000	72,116
7.500% due 05/15/25 ~	600,000	600,439
7.500% due 09/15/27 ~	232,000	232,633
Univision Communications, Inc. 4.500% due 05/01/29 ~	172,000	144,159
5.125% due 02/15/25 ~	499,000	476,256
6.625% due 06/01/27 ~	255,000	246,568
7.375% due 06/30/30 ~	506,000	484,196
UPC Broadband Finco BV (Netherlands) 4.875% due 07/15/31 ~	500,000	416,905
UPC Holding BV (Netherlands) 5.500% due 01/15/28 ~	200,000	177,816
Urban One, Inc. 7.375% due 02/01/28 ~	140,000	118,518
US Cellular Corp. 6.700% due 12/15/33	100,000	88,400
Viasat, Inc. 5.625% due 09/15/25 ~	198,000	184,015
5.625% due 04/15/27 ~	220,000	200,222
Viavi Solutions, Inc. 3.750% due 10/01/29 ~	135,000	113,683
Videotron Ltd. (Canada) 3.625% due 06/15/29 ~	175,000	147,665
5.125% due 04/15/27 ~	200,000	189,250
5.375% due 06/15/24 ~	100,000	98,913
Virgin Media Finance PLC (United Kingdom) 5.000% due 07/15/30 ~	197,000	158,328
Virgin Media Secured Finance PLC (United Kingdom) 4.500% due 08/15/30 ~	200,000	167,440
5.500% due 05/15/29 ~	400,000	359,226

	Principal Amount	Value
Virgin Media Vendor Financing Notes IV DAC (United Kingdom) 5.000% due 07/15/28 ~	$200,000	$175,128
Vmed O2 UK Financing I PLC (United Kingdom) 4.250% due 01/31/31 ~	750,000	608,827
4.750% due 07/15/31 ~	400,000	325,722
Vodafone Group PLC (United Kingdom) 3.250% due 06/04/81	150,000	125,439
4.125% due 06/04/81	350,000	260,250
5.125% due 06/04/81	200,000	145,958
7.000% due 04/04/79	600,000	604,074
VZ Secured Financing BV (Netherlands) 5.000% due 01/15/32 ~	750,000	610,824
Windstream Escrow LLC/Windstream Escrow Finance Corp. 7.750% due 08/15/28 ~	396,000	323,607
Zayo Group Holdings, Inc. 4.000% due 03/01/27 ~	500,000	370,360
6.125% due 03/01/28 ~	165,000	93,923
Ziff Davis, Inc. 4.625% due 10/15/30 ~	215,000	182,310
Ziggo Bond Co. BV (Netherlands) 5.125% due 02/28/30 ~	200,000	161,827
6.000% due 01/15/27 ~	200,000	186,400
Ziggo BV (Netherlands) 4.875% due 01/15/30 ~	200,000	167,686

		61,377,499

Consumer, Cyclical - 22.7%

99 Escrow Issuer, Inc. 7.500% due 01/15/26 ~	213,000	108,931
Abercrombie & Fitch Management Co. 8.750% due 07/15/25 ~	225,000	220,863
Academy Ltd. 6.000% due 11/15/27 ~	200,000	191,761
Adient Global Holdings Ltd. 4.875% due 08/15/26 ~	200,000	186,488
Affinity Gaming 6.875% due 12/15/27 ~	352,000	298,879
Air Canada (Canada) 3.875% due 08/15/26 ~	605,000	536,897
Allegiant Travel Co. 7.250% due 08/15/27 ~	484,000	461,050
Allen Media LLC/Allen Media Co-Issuer, Inc. 10.500% due 02/15/28 ~	200,000	76,316
Allison Transmission, Inc. 3.750% due 01/30/31 ~	105,000	86,494
4.750% due 10/01/27 ~	250,000	232,265
AMC Entertainment Holdings, Inc. 7.500% due 02/15/29 ~	465,000	250,498
10.000% due 06/15/26 ~	250,000	101,787
American Airlines Group, Inc. 3.750% due 03/01/25 ~	150,000	127,287
American Airlines Pass-Through Trust Class A 3.375% due 11/01/28	625,799	523,098
4.950% due 07/15/24	80,553	80,445
American Airlines, Inc. 11.750% due 07/15/25 ~	850,000	913,605
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.500% due 04/20/26 ~	685,000	659,930
5.750% due 04/20/29 ~	945,000	865,394
American Axle & Manufacturing, Inc. 5.000% due 10/01/29	185,000	149,401
6.250% due 03/15/26	34,000	31,872
6.500% due 04/01/27	65,000	58,732
6.875% due 07/01/28	150,000	133,976
American Builders & Contractors Supply Co., Inc. 4.000% due 01/15/28 ~	129,000	115,316
Aramark Services, Inc. 5.000% due 04/01/25 ~	100,000	97,734
5.000% due 02/01/28 ~	200,000	186,994
6.375% due 05/01/25 ~	310,000	306,819

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Arko Corp. 5.125% due 11/15/29 ~	$135,000	$106,177
Asbury Automotive Group, Inc. 4.500% due 03/01/28	150,000	132,250
4.750% due 03/01/30	218,000	182,618
5.000% due 02/15/32 ~	170,000	140,080
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.625% due 08/01/29 ~	150,000	120,345
6.625% due 01/15/28 ~	250,000	221,155
Aston Martin Capital Holdings Ltd. (Jersey) 10.500% due 11/30/25 ~	500,000	465,281
At Home Group, Inc. 4.875% due 07/15/28 ~	90,000	63,567
7.125% due 07/15/29 ~	45,000	26,163
Banijay Entertainment SASU (France) 5.375% due 03/01/25 ~	200,000	189,316
Bath & Body Works, Inc. 6.625% due 10/01/30 ~	603,000	566,888
6.694% due 01/15/27	195,000	194,102
6.750% due 07/01/36	90,000	79,263
6.875% due 11/01/35	400,000	356,280
7.500% due 06/15/29	175,000	173,075
9.375% due 07/01/25 ~	24,000	25,667
BCPE Empire Holdings, Inc. 7.625% due 05/01/27 ~	190,000	170,626
BCPE Ulysses Intermediate, Inc. 7.750% Cash or 8.500% PIK due 04/01/27 ~	400,000	247,664
Beacon Roofing Supply, Inc. 4.125% due 05/15/29 ~	200,000	166,453
4.500% due 11/15/26 ~	150,000	140,370
Beazer Homes USA, Inc. 6.750% due 03/15/25	250,000	242,012
7.250% due 10/15/29	100,000	89,112
Bed Bath & Beyond, Inc. 5.165% due 08/01/44	79,000	8,028
Bloomin’ Brands, Inc./OSI Restaurant Partners LLC 5.125% due 04/15/29 ~	100,000	84,240
BlueLinx Holdings, Inc. 6.000% due 11/15/29 ~	100,000	83,130
Boyd Gaming Corp. 4.750% due 12/01/27	526,000	490,674
Boyne USA, Inc. 4.750% due 05/15/29 ~	194,000	171,946
Brinker International, Inc. 5.000% due 10/01/24 ~	100,000	96,544
Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada) 4.875% due 02/15/30 ~	65,000	50,785
5.000% due 06/15/29 ~	100,000	78,507
6.250% due 09/15/27 ~	263,000	233,986
Caesars Entertainment, Inc. 4.625% due 10/15/29 ~	580,000	473,045
6.250% due 07/01/25 ~	900,000	876,335
8.125% due 07/01/27 ~	438,000	431,259
Carnival Corp. 4.000% due 08/01/28 ~	725,000	592,586
5.750% due 03/01/27 ~	837,000	599,099
6.000% due 05/01/29 ~	585,000	390,930
6.650% due 01/15/28	200,000	133,066
7.625% due 03/01/26 ~	420,000	333,633
9.875% due 08/01/27 ~	475,000	449,661
10.500% due 02/01/26 ~	250,000	251,604
10.500% due 06/01/30 ~	250,000	203,688
Carnival Holdings Bermuda Ltd. 10.375% due 05/01/28 ~	585,000	601,605
Carnival PLC 7.875% due 06/01/27	185,000	179,767
Carvana Co. 4.875% due 09/01/29 ~	200,000	77,312
5.500% due 04/15/27 ~	89,000	35,372
5.625% due 10/01/25 ~	165,000	74,401
5.875% due 10/01/28 ~	125,000	48,989
10.250% due 05/01/30 ~	1,065,000	502,417

	Principal Amount	Value
CD&R Smokey Buyer, Inc. 6.750% due 07/15/25 ~	$120,000	$103,574
CDI Escrow Issuer, Inc. 5.750% due 04/01/30 ~	350,000	314,364
CEC Entertainment LLC 6.750% due 05/01/26 ~	88,000	81,950
Cedar Fair LP 5.250% due 07/15/29	55,000	49,481
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op 5.375% due 04/15/27	80,000	76,524
5.500% due 05/01/25 ~	350,000	346,793
6.500% due 10/01/28	100,000	96,877
Century Communities, Inc. 3.875% due 08/15/29 ~	120,000	94,506
6.750% due 06/01/27	148,000	141,466
Churchill Downs, Inc. 4.750% due 01/15/28 ~	236,000	211,555
5.500% due 04/01/27 ~	230,000	218,294
Cinemark USA, Inc. 5.250% due 07/15/28 ~	225,000	167,354
5.875% due 03/15/26 ~	200,000	166,841
8.750% due 05/01/25 ~	120,000	121,497
Clarios Global LP 6.750% due 05/15/25 ~	45,000	45,170
Clarios Global LP/Clarios US Finance Co. 6.250% due 05/15/26 ~	280,000	274,109
8.500% due 05/15/27 ~	562,000	549,949
Constellation Merger Sub, Inc. 8.500% due 09/15/25 ~	100,000	88,453
Cooper-Standard Automotive, Inc. 5.625% due 11/15/26 ~	300,000	129,474
13.000% due 06/01/24 ~	355,000	370,959
Crocs, Inc. 4.125% due 08/15/31 ~	150,000	122,434
Dana Financing Luxembourg SARL 5.750% due 04/15/25 ~	100,000	98,018
Dana, Inc. 4.250% due 09/01/30	100,000	80,709
4.500% due 02/15/32	300,000	240,327
5.375% due 11/15/27	188,000	174,715
5.625% due 06/15/28	100,000	91,147
Dave & Buster’s, Inc. 7.625% due 11/01/25 ~	140,000	140,904
Delta Air Lines, Inc. 2.900% due 10/28/24	225,000	213,527
3.750% due 10/28/29	175,000	145,774
4.375% due 04/19/28	150,000	133,951
7.375% due 01/15/26	90,000	92,103
Dornoch Debt Merger Sub, Inc. 6.625% due 10/15/29 ~	125,000	87,851
eG Global Finance PLC (United Kingdom) 6.750% due 02/07/25 ~	450,000	393,574
8.500% due 10/30/25 ~	200,000	186,641
Everi Holdings, Inc. 5.000% due 07/15/29 ~	50,000	43,013
Ferrellgas LP/Ferrellgas Finance Corp. 5.375% due 04/01/26 ~	140,000	127,526
5.875% due 04/01/29 ~	240,000	197,693
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. 4.625% due 01/15/29 ~	220,000	186,458
6.750% due 01/15/30 ~	593,000	479,426
FirstCash, Inc. 4.625% due 09/01/28 ~	150,000	131,934
5.625% due 01/01/30 ~	175,000	155,989
Foot Locker, Inc. 4.000% due 10/01/29 ~	125,000	97,562
Ford Motor Co. 3.250% due 02/12/32	1,015,000	762,998
4.346% due 12/08/26	300,000	285,162

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
4.750% due 01/15/43	$700,000	$504,034
6.100% due 08/19/32	216,000	199,861
Ford Motor Credit Co. LLC 2.300% due 02/10/25	220,000	201,208
2.700% due 08/10/26	780,000	678,327
2.900% due 02/16/28	357,000	295,290
2.900% due 02/10/29	325,000	260,011
3.375% due 11/13/25	700,000	634,048
3.625% due 06/17/31	240,000	188,846
3.664% due 09/08/24	225,000	214,705
3.810% due 01/09/24	381,000	371,099
3.815% due 11/02/27	400,000	352,208
4.000% due 11/13/30	200,000	164,561
4.063% due 11/01/24	200,000	192,454
4.125% due 08/17/27	200,000	179,459
4.134% due 08/04/25	200,000	187,638
4.271% due 01/09/27	200,000	181,240
4.389% due 01/08/26	250,000	233,439
4.687% due 06/09/25	350,000	333,615
4.950% due 05/28/27	200,000	186,954
5.113% due 05/03/29	275,000	249,645
5.584% due 03/18/24	200,000	197,810
7.350% due 11/04/27	250,000	256,800
Forestar Group, Inc. 3.850% due 05/15/26 ~	105,000	92,202
5.000% due 03/01/28 ~	150,000	128,957
G-III Apparel Group Ltd. 7.875% due 08/15/25 ~	200,000	186,861
Gap, Inc. 3.625% due 10/01/29 ~	345,000	243,822
3.875% due 10/01/31 ~	145,000	101,367
Genting New York LLC/GENNY Capital, Inc. 3.300% due 02/15/26 ~	200,000	174,984
Goodyear Tire & Rubber Co. 4.875% due 03/15/27	135,000	123,686
5.000% due 05/31/26	480,000	453,562
5.250% due 04/30/31	250,000	207,899
5.250% due 07/15/31	85,000	69,635
5.625% due 04/30/33	500,000	408,801
9.500% due 05/31/25	145,000	149,224
GPS Hospitality Holding Co. LLC/GPS Finco, Inc. 7.000% due 08/15/28 ~	200,000	126,830
Group 1 Automotive, Inc. 4.000% due 08/15/28 ~	340,000	288,357
Guitar Center, Inc. 8.500% due 01/15/26 ~	200,000	164,603
GYP Holdings III Corp. 4.625% due 05/01/29 ~	50,000	40,888
H&E Equipment Services, Inc. 3.875% due 12/15/28 ~	360,000	307,276
Hanesbrands, Inc. 4.625% due 05/15/24 ~	161,000	156,195
4.875% due 05/15/26 ~	380,000	340,222
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.750% due 01/20/26 ~	600,000	544,140
Hilton Domestic Operating Co., Inc. 3.625% due 02/15/32 ~	755,000	605,948
3.750% due 05/01/29 ~	190,000	164,605
4.000% due 05/01/31 ~	190,000	159,351
4.875% due 01/15/30	125,000	113,486
5.375% due 05/01/25 ~	50,000	49,615
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Esc 4.875% due 07/01/31 ~	175,000	143,054
5.000% due 06/01/29 ~	165,000	142,110
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.875% due 04/01/27	215,000	205,013
IAA, Inc. 5.500% due 06/15/27 ~	159,000	155,355

	Principal Amount	Value
IHO Verwaltungs GmbH (Germany) 4.750% Cash or 5.500% PIK due 09/15/26 ~	$200,000	$173,389
6.375% Cash or 7.125% PIK due 05/15/29 ~	200,000	169,365
International Game Technology PLC 4.125% due 04/15/26 ~	200,000	186,791
6.500% due 02/15/25 ~	254,000	255,961
IRB Holding Corp. 7.000% due 06/15/25 ~	250,000	249,762
Jacobs Entertainment, Inc. 6.750% due 02/15/29 ~	160,000	144,629
Jaguar Land Rover Automotive PLC (United Kingdom) 5.500% due 07/15/29 ~	225,000	159,639
5.875% due 01/15/28 ~	200,000	152,340
7.750% due 10/15/25 ~	200,000	184,316
JB Poindexter & Co., Inc. 7.125% due 04/15/26 ~	119,000	115,023
KAR Auction Services, Inc. 5.125% due 06/01/25 ~	200,000	195,698
KB Home 4.000% due 06/15/31	100,000	80,513
4.800% due 11/15/29	75,000	65,340
6.875% due 06/15/27	75,000	75,575
7.250% due 07/15/30	185,000	179,994
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC 4.750% due 06/01/27 ~	500,000	480,860
Kohl’s Corp. 3.625% due 05/01/31	138,000	96,923
4.250% due 07/17/25	58,000	54,475
5.550% due 07/17/45	73,000	46,121
Kontoor Brands, Inc. 4.125% due 11/15/29 ~	200,000	163,721
Las Vegas Sands Corp. 2.900% due 06/25/25	150,000	137,980
3.200% due 08/08/24	443,000	418,984
3.500% due 08/18/26	306,000	276,639
3.900% due 08/08/29	139,000	117,377
LBM Acquisition LLC 6.250% due 01/15/29 ~	132,000	84,170
LCM Investments Holdings II LLC 4.875% due 05/01/29 ~	400,000	320,835
Levi Strauss & Co. 3.500% due 03/01/31 ~	105,000	83,474
LGI Homes, Inc. 4.000% due 07/15/29 ~	75,000	58,044
Life Time, Inc. 5.750% due 01/15/26 ~	340,000	316,795
8.000% due 04/15/26 ~	185,000	166,731
Lindblad Expeditions LLC 6.750% due 02/15/27 ~	270,000	245,273
Lions Gate Capital Holdings LLC 5.500% due 04/15/29 ~	475,000	276,021
Lithia Motors, Inc. 3.875% due 06/01/29 ~	90,000	74,120
4.375% due 01/15/31 ~	150,000	122,307
4.625% due 12/15/27 ~	150,000	135,549
Live Nation Entertainment, Inc. 3.750% due 01/15/28 ~	160,000	136,732
4.750% due 10/15/27 ~	460,000	410,262
4.875% due 11/01/24 ~	50,000	48,490
5.625% due 03/15/26 ~	81,000	76,726
6.500% due 05/15/27 ~	225,000	220,631
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.750% due 02/15/26 ~	348,000	308,436
M/I Homes, Inc. 4.950% due 02/01/28	150,000	133,506
Macy’s Retail Holdings LLC 4.300% due 02/15/43	300,000	181,350
4.500% due 12/15/34	225,000	156,998
5.875% due 04/01/29 ~	100,000	88,687
5.875% due 03/15/30 ~	60,000	52,152
6.125% due 03/15/32 ~	60,000	50,520

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
MajorDrive Holdings IV LLC 6.375% due 06/01/29 ~	$200,000	$149,498
Marriott Ownership Resorts, Inc. 4.500% due 06/15/29 ~	135,000	112,175
4.750% due 01/15/28	150,000	130,850
6.125% due 09/15/25 ~	32,000	32,980
Mattamy Group Corp. (Canada) 4.625% due 03/01/30 ~	170,000	138,085
5.250% due 12/15/27 ~	82,000	72,864
Mattel, Inc. 3.375% due 04/01/26 ~	65,000	59,846
3.750% due 04/01/29 ~	110,000	96,775
5.875% due 12/15/27 ~	116,000	113,984
6.200% due 10/01/40	134,000	115,902
Melco Resorts Finance Ltd. (Hong Kong) 4.875% due 06/06/25 ~	285,000	262,216
5.375% due 12/04/29 ~	200,000	160,818
5.625% due 07/17/27 ~	200,000	171,848
5.750% due 07/21/28 ~	400,000	335,088
Meritage Homes Corp. 3.875% due 04/15/29 ~	150,000	127,425
5.125% due 06/06/27	200,000	188,386
MGM China Holdings Ltd. (Macau) 4.750% due 02/01/27 ~	200,000	177,188
5.375% due 05/15/24 ~	500,000	483,357
5.875% due 05/15/26 ~	200,000	187,081
MGM Resorts International 4.625% due 09/01/26	115,000	105,601
4.750% due 10/15/28	110,000	96,191
5.750% due 06/15/25	230,000	223,867
6.750% due 05/01/25	230,000	231,534
Michaels Cos., Inc. 5.250% due 05/01/28 ~	400,000	322,294
7.875% due 05/01/29 ~	415,000	278,029
Midwest Gaming Borrower LLC/Midwest Gaming Finance Corp. 4.875% due 05/01/29 ~	259,000	220,711
Mohegan Tribal Gaming Authority 8.000% due 02/01/26 ~	360,000	337,327
13.250% due 12/15/27 ~	150,000	156,562
Motion Bondco DAC (United Kingdom) 6.625% due 11/15/27 ~	500,000	431,221
Murphy Oil USA, Inc. 3.750% due 02/15/31 ~	85,000	70,110
4.750% due 09/15/29	99,000	90,764
5.625% due 05/01/27	100,000	97,273
NCL Corp. Ltd. 3.625% due 12/15/24 ~	193,000	165,196
5.875% due 03/15/26 ~	260,000	204,672
5.875% due 02/15/27 ~	390,000	338,307
7.750% due 02/15/29 ~	100,000	75,384
NCL Finance Ltd. 6.125% due 03/15/28 ~	125,000	92,434
New Red Finance, Inc. (Canada) 3.500% due 02/15/29 ~	125,000	107,383
3.875% due 01/15/28 ~	248,000	222,394
4.000% due 10/15/30 ~	1,158,000	940,174
4.375% due 01/15/28 ~	214,000	191,929
5.750% due 04/15/25 ~	50,000	49,696
Newell Brands, Inc. 4.450% due 04/01/26	685,000	645,952
4.875% due 06/01/25	165,000	160,731
5.625% due 04/01/36	130,000	111,850
5.750% due 04/01/46	200,000	159,770
6.375% due 09/15/27	168,000	166,958
6.625% due 09/15/29	90,000	89,074
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.125% due 04/01/26 ~	125,000	117,386
Nordstrom, Inc. 4.375% due 04/01/30	410,000	308,968
5.000% due 01/15/44	200,000	121,860

	Principal Amount	Value
Odeon Finco PLC (United Kingdom) 12.750% due 11/01/27 ~	$100,000	$87,128
Papa John’s International, Inc. 3.875% due 09/15/29 ~	250,000	209,069
Park River Holdings, Inc. 5.625% due 02/01/29 ~	300,000	200,162
Party City Holdings, Inc. 8.750% due 02/15/26 ~	300,000	87,000
Patrick Industries, Inc. 7.500% due 10/15/27 ~	100,000	97,454
Penn Entertainment, Inc. 4.125% due 07/01/29 ~	200,000	158,261
5.625% due 01/15/27 ~	100,000	90,832
Penske Automotive Group, Inc. 3.500% due 09/01/25	139,000	129,219
3.750% due 06/15/29	125,000	101,618
PetSmart, Inc./PetSmart Finance Corp. 4.750% due 02/15/28 ~	280,000	254,019
7.750% due 02/15/29 ~	200,000	188,213
PM General Purchaser LLC 9.500% due 10/01/28 ~	330,000	252,079
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. 5.625% due 09/01/29 ~	488,000	360,486
5.875% due 09/01/31 ~	250,000	177,175
QVC, Inc. 4.450% due 02/15/25	335,000	274,030
4.750% due 02/15/27	175,000	124,162
4.850% due 04/01/24	100,000	92,675
5.450% due 08/15/34	300,000	157,290
Real Hero Merger Sub 2, Inc. 6.250% due 02/01/29 ~	40,000	27,472
Resideo Funding, Inc. 4.000% due 09/01/29 ~	100,000	81,002
Resorts World Las Vegas LLC/RWLV Capital, Inc. 4.625% due 04/16/29 ~	400,000	284,293
Rite Aid Corp. 8.000% due 11/15/26 ~	248,000	133,024
Royal Caribbean Cruises Ltd. 3.700% due 03/15/28	175,000	128,901
4.250% due 07/01/26 ~	150,000	121,440
5.375% due 07/15/27 ~	866,000	702,284
5.500% due 08/31/26 ~	305,000	256,962
5.500% due 04/01/28 ~	450,000	359,919
8.250% due 01/15/29 ~	117,000	117,731
9.250% due 01/15/29 ~	146,000	150,206
11.500% due 06/01/25 ~	334,000	358,950
11.625% due 08/15/27 ~	167,000	167,995
Sally Holdings LLC/Sally Capital, Inc. 5.625% due 12/01/25	265,000	255,691
Sands China Ltd. (Macau) 2.800% due 03/08/27	200,000	171,558
3.350% due 03/08/29	200,000	163,662
3.750% due 08/08/31	200,000	157,651
4.300% due 01/08/26	250,000	231,038
4.875% due 06/18/30	130,000	114,418
5.625% due 08/08/25	655,000	627,092
5.900% due 08/08/28	492,000	461,330
Scientific Games Holdings LP/Scientific Games US FinCo., Inc. 6.625% due 03/01/30 ~	200,000	169,200
Scientific Games International, Inc. 7.000% due 05/15/28 ~	224,000	214,078
7.250% due 11/15/29 ~	156,000	150,041
8.625% due 07/01/25 ~	90,000	91,973
Scotts Miracle-Gro Co. 4.000% due 04/01/31	125,000	95,676
4.375% due 02/01/32	150,000	113,275
4.500% due 10/15/29	200,000	162,360
5.250% due 12/15/26	100,000	94,929
SeaWorld Parks & Entertainment, Inc. 5.250% due 08/15/29 ~	112,000	97,664

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Shea Homes LP/Shea Homes Funding Corp. 4.750% due 02/15/28	$200,000	$174,937
4.750% due 04/01/29	150,000	126,367
Six Flags Entertainment Corp. 4.875% due 07/31/24 ~	400,000	385,750
5.500% due 04/15/27 ~	100,000	90,220
Six Flags Theme Parks, Inc. 7.000% due 07/01/25 ~	118,000	118,996
Sizzling Platter LLC/Sizzling Platter Finance Corp. 8.500% due 11/28/25 ~	250,000	230,347
Sonic Automotive, Inc. 4.625% due 11/15/29 ~	95,000	76,191
4.875% due 11/15/31 ~	390,000	307,131
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.375% due 09/30/26 ~	90,000	72,607
Speedway Motorsports LLC/Speedway Funding II, Inc. 4.875% due 11/01/27 ~	250,000	222,242
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.000% due 09/20/25 ~	410,000	412,305
SRS Distribution, Inc. 4.625% due 07/01/28 ~	81,000	71,907
6.000% due 12/01/29 ~	310,000	247,117
6.125% due 07/01/29 ~	133,000	107,706
Staples, Inc. 7.500% due 04/15/26 ~	800,000	690,192
10.750% due 04/15/27 ~	297,000	214,339
Station Casinos LLC 4.500% due 02/15/28 ~	190,000	165,477
4.625% due 12/01/31 ~	86,000	69,097
Studio City Co. Ltd. (Macau) 7.000% due 02/15/27 ~	200,000	187,328
Studio City Finance Ltd. (Macau) 5.000% due 01/15/29 ~	340,000	251,513
6.000% due 07/15/25 ~	200,000	173,721
6.500% due 01/15/28 ~	200,000	155,620
Suburban Propane Partners LP/Suburban Energy Finance Corp. 5.000% due 06/01/31 ~	283,000	240,906
5.875% due 03/01/27	300,000	287,012
Superior Plus LP/Superior General Partner, Inc. (Canada) 4.500% due 03/15/29 ~	100,000	85,645
SWF Escrow Issuer Corp. 6.500% due 10/01/29 ~	208,000	120,796
Taylor Morrison Communities, Inc. 5.125% due 08/01/30 ~	145,000	125,861
5.750% due 01/15/28 ~	100,000	93,807
5.875% due 06/15/27 ~	144,000	138,505
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc. 5.625% due 03/01/24 ~	100,000	99,715
Tempur Sealy International, Inc. 3.875% due 10/15/31 ~	188,000	147,856
4.000% due 04/15/29 ~	150,000	126,241
Thor Industries, Inc. 4.000% due 10/15/29 ~	110,000	86,508
Titan International, Inc. 7.000% due 04/30/28	200,000	189,083
TKC Holdings, Inc. 6.875% due 05/15/28 ~	200,000	156,530
10.500% due 05/15/29 ~	100,000	56,169
Travel & Leisure Co. 4.500% due 12/01/29 ~	163,000	133,057
4.625% due 03/01/30 ~	150,000	124,661
5.650% due 04/01/24	300,000	296,001
6.000% due 04/01/27	150,000	142,622
6.625% due 07/31/26 ~	217,000	212,656
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. 5.875% due 06/15/24	200,000	199,337

	Principal Amount	Value
Tri Pointe Homes, Inc. 5.250% due 06/01/27	$100,000	$89,434
5.700% due 06/15/28	150,000	136,121
Under Armour, Inc. 3.250% due 06/15/26	300,000	267,354
United Airlines Holdings, Inc. 4.875% due 01/15/25	150,000	143,508
United Airlines, Inc. 4.375% due 04/15/26 ~	346,000	321,305
4.625% due 04/15/29 ~	753,000	656,955
Univar Solutions USA, Inc. 5.125% due 12/01/27 ~	204,000	193,814
Universal Entertainment Corp. (Japan) 8.500% due 12/11/24 ~	450,000	420,345
US Airways Pass-Through Trust Class A 3.950% due 05/15/27	88,766	80,755
Vail Resorts, Inc. 6.250% due 05/15/25 ~	235,000	235,404
Victoria’s Secret & Co. 4.625% due 07/15/29 ~	188,000	147,843
Viking Cruises Ltd. 5.875% due 09/15/27 ~	200,000	163,349
7.000% due 02/15/29 ~	190,000	157,472
13.000% due 05/15/25 ~	50,000	52,832
Viking Ocean Cruises Ship VII Ltd. 5.625% due 02/15/29 ~	300,000	241,890
Vista Outdoor, Inc. 4.500% due 03/15/29 ~	300,000	220,662
VOC Escrow Ltd. 5.000% due 02/15/28 ~	160,000	137,869
Wabash National Corp. 4.500% due 10/15/28 ~	200,000	170,567
Wesco Aircraft Holdings, Inc. 8.500% due 11/15/24 ~	225,000	111,375
13.125% due 11/15/27 ~	262,000	66,155
Wheel Pros, Inc. 6.500% due 05/15/29 ~	100,000	35,500
White Cap Buyer LLC 6.875% due 10/15/28 ~	170,000	147,329
William Carter Co. 5.625% due 03/15/27 ~	214,000	205,641
Winnebago Industries, Inc. 6.250% due 07/15/28 ~	200,000	187,268
WMG Acquisition Corp. 3.000% due 02/15/31 ~	221,000	176,954
3.875% due 07/15/30 ~	200,000	172,625
Wolverine World Wide, Inc. 4.000% due 08/15/29 ~	185,000	140,421
Wyndham Hotels & Resorts, Inc. 4.375% due 08/15/28 ~	106,000	95,273
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.500% due 03/01/25 ~	700,000	665,984
Wynn Macau Ltd. (Macau) 5.125% due 12/15/29 ~	390,000	316,183
5.500% due 10/01/27 ~	400,000	350,268
5.625% due 08/26/28 ~	300,000	256,888
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.125% due 10/01/29 ~	210,000	180,341
7.750% due 04/15/25 ~	70,000	69,723
Yum! Brands, Inc. 3.625% due 03/15/31	225,000	189,137
4.625% due 01/31/32	515,000	456,214
5.350% due 11/01/43	100,000	82,891
5.375% due 04/01/32	196,000	181,810
6.875% due 11/15/37	100,000	101,712
ZF North America Capital, Inc. (Germany) 4.750% due 04/29/25 ~	150,000	142,025

		82,346,984

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Consumer, Non-Cyclical - 14.4%

BC Ltd. (Canada) 9.000% due 01/30/28 ~	$106,000	$103,748
180 Medical, Inc. (United Kingdom) 3.875% due 10/15/29 ~	200,000	172,229
Acadia Healthcare Co., Inc. 5.000% due 04/15/29 ~	225,000	207,294
ACCO Brands Corp. 4.250% due 03/15/29 ~	215,000	177,654
AdaptHealth LLC 4.625% due 08/01/29 ~	190,000	159,324
5.125% due 03/01/30 ~	177,000	150,908
ADT Security Corp. 4.125% due 08/01/29 ~	465,000	396,090
4.875% due 07/15/32 ~	600,000	510,962
Adtalem Global Education, Inc. 5.500% due 03/01/28 ~	250,000	227,180
Ahern Rentals, Inc. 7.375% due 05/15/23 ~	175,000	175,000
AHP Health Partners, Inc. 5.750% due 07/15/29 ~	150,000	117,818
Air Methods Corp. 8.000% due 05/15/25 ~	330,000	17,997
Akumin Escrow, Inc. 7.500% due 08/01/28 ~	100,000	61,048
Akumin, Inc. 7.000% due 11/01/25 ~	100,000	71,745
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.250% due 03/15/26 ~	603,000	550,919
3.500% due 03/15/29 ~	263,000	221,233
4.625% due 01/15/27 ~	375,000	349,151
4.875% due 02/15/30 ~	378,000	338,021
5.875% due 02/15/28 ~	177,000	168,575
7.500% due 03/15/26 ~	125,000	127,846
Albion Financing 1 SARL/Aggreko Holdings, Inc. (Luxembourg) 6.125% due 10/15/26 ~	400,000	357,292
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.000% due 06/01/29 ~	392,000	285,007
6.625% due 07/15/26 ~	322,000	295,293
9.750% due 07/15/27 ~	297,000	259,029
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.625% due 06/01/28 ~	438,000	359,866
Alta Equipment Group, Inc. 5.625% due 04/15/26 ~	100,000	90,418
AMN Healthcare, Inc. 4.000% due 04/15/29 ~	150,000	128,719
4.625% due 10/01/27 ~	217,000	200,462
APi Group DE, Inc. 4.125% due 07/15/29 ~	150,000	124,500
Aptim Corp. 7.750% due 06/15/25 ~	150,000	105,375
APX Group, Inc. 5.750% due 07/15/29 ~	225,000	186,635
6.750% due 02/15/27 ~	200,000	192,820
Arrow Bidco LLC 9.500% due 03/15/24 ~	125,000	124,885
ASGN, Inc. 4.625% due 05/15/28 ~	79,000	71,651
Avantor Funding, Inc. 3.875% due 11/01/29 ~	500,000	420,512
4.625% due 07/15/28 ~	150,000	136,608
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 4.750% due 04/01/28 ~	375,000	316,440
5.375% due 03/01/29 ~	145,000	124,227
5.750% due 07/15/27 ~	125,000	113,573
B&G Foods, Inc. 5.250% due 04/01/25	649,000	570,077
5.250% due 09/15/27	107,000	82,226

	Principal Amount	Value
Bausch Health Americas, Inc. 8.500% due 01/31/27 ~	$145,000	$76,086
9.250% due 04/01/26 ~	200,000	140,316
Bausch Health Cos., Inc. 4.875% due 06/01/28 ~	410,000	261,544
5.000% due 01/30/28 ~	240,000	115,578
5.000% due 02/15/29 ~	150,000	72,088
5.250% due 01/30/30 ~	1,000,000	481,295
5.500% due 11/01/25 ~	346,000	294,646
5.750% due 08/15/27 ~	140,000	95,511
6.125% due 02/01/27 ~	585,000	404,165
6.250% due 02/15/29 ~	450,000	217,378
7.000% due 01/15/28 ~	388,000	188,152
7.250% due 05/30/29 ~	98,000	47,474
9.000% due 12/15/25 ~	250,000	197,682
11.000% due 09/30/28 ~	539,000	423,031
14.000% due 10/15/30 ~	87,000	52,082
BellRing Brands, Inc. 7.000% due 03/15/30 ~	250,000	240,881
Block, Inc. 2.750% due 06/01/26	200,000	178,924
3.500% due 06/01/31	483,000	386,014
Brink’s Co. 4.625% due 10/15/27 ~	197,000	180,594
5.500% due 07/15/25 ~	150,000	147,532
C&S Group Enterprises LLC 5.000% due 12/15/28 ~	300,000	228,177
Cano Health LLC 6.250% due 10/01/28 ~	125,000	76,250
Carriage Services, Inc. 4.250% due 05/15/29 ~	200,000	159,080
Catalent Pharma Solutions, Inc. 3.125% due 02/15/29 ~	116,000	92,510
3.500% due 04/01/30 ~	125,000	98,858
5.000% due 07/15/27 ~	115,000	107,188
Central Garden & Pet Co. 4.125% due 10/15/30	335,000	275,708
5.125% due 02/01/28	100,000	93,186
Charles River Laboratories International, Inc. 3.750% due 03/15/29 ~	133,000	117,817
4.000% due 03/15/31 ~	200,000	173,289
4.250% due 05/01/28 ~	192,000	177,166
Chobani LLC/Chobani Finance Corp., Inc. 4.625% due 11/15/28 ~	350,000	305,275
CHS/Community Health Systems, Inc. 4.750% due 02/15/31 ~	115,000	83,708
5.250% due 05/15/30 ~	695,000	525,296
5.625% due 03/15/27 ~	855,000	734,684
6.000% due 01/15/29 ~	300,000	251,334
6.125% due 04/01/30 ~	294,000	146,134
6.875% due 04/01/28 ~	250,000	121,176
6.875% due 04/15/29 ~	275,000	141,854
8.000% due 03/15/26 ~	600,000	547,500
8.000% due 12/15/27 ~	189,000	171,365
Cimpress PLC (Ireland) 7.000% due 06/15/26 ~	150,000	103,932
CoreCivic, Inc. 4.750% due 10/15/27	60,000	52,171
8.250% due 04/15/26	135,000	138,630
CoreLogic, Inc. 4.500% due 05/01/28 ~	467,000	358,887
Coty, Inc. 5.000% due 04/15/26 ~	188,000	178,536
6.500% due 04/15/26 ~	75,000	72,116
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC 4.750% due 01/15/29 ~	180,000	163,160
CPI CG, Inc. 8.625% due 03/15/26 ~	75,000	74,054
Darling Ingredients, Inc. 5.250% due 04/15/27 ~	99,000	95,442
6.000% due 06/15/30 ~	145,000	141,933

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
DaVita, Inc. 3.750% due 02/15/31 ~	$454,000	$339,844
4.625% due 06/01/30 ~	800,000	645,233
Deluxe Corp. 8.000% due 06/01/29 ~	70,000	57,666
Edgewell Personal Care Co. 4.125% due 04/01/29 ~	125,000	106,740
5.500% due 06/01/28 ~	100,000	93,700
Elanco Animal Health, Inc. 6.400% due 08/28/28	130,000	124,346
Embecta Corp. 5.000% due 02/15/30 ~	80,000	67,818
6.750% due 02/15/30 ~	100,000	90,954
Emergent BioSolutions, Inc. 3.875% due 08/15/28 ~	150,000	74,804
Encompass Health Corp. 4.500% due 02/01/28	149,000	135,583
4.750% due 02/01/30	156,000	137,241
5.750% due 09/15/25	100,000	98,970
Envision Healthcare Corp. 8.750% due 10/15/26 ~	150,000	41,545
FAGE International SA/FAGE USA Dairy Industry, Inc. (Luxembourg) 5.625% due 08/15/26 ~	100,000	92,922
Garda World Security Corp. (Canada) 4.625% due 02/15/27 ~	400,000	353,880
6.000% due 06/01/29 ~	150,000	122,077
9.500% due 11/01/27 ~	78,000	75,239
Garden Spinco Corp. 8.625% due 07/20/30 ~	58,000	61,564
Gartner, Inc. 3.625% due 06/15/29 ~	120,000	105,591
3.750% due 10/01/30 ~	397,000	342,810
4.500% due 07/01/28 ~	169,000	157,863
GEO Group, Inc. 10.500% due 06/30/28	163,000	165,676
Global Medical Response, Inc. 6.500% due 10/01/25 ~	150,000	107,594
Graham Holdings Co. 5.750% due 06/01/26 ~	100,000	98,409
Grifols Escrow Issuer SA (Spain) 4.750% due 10/15/28 ~	200,000	172,930
H-Food Holdings LLC/Hearthside Finance Co., Inc. 8.500% due 06/01/26 ~	400,000	232,632
HealthEquity, Inc. 4.500% due 10/01/29 ~	95,000	83,139
Herbalife Nutrition Ltd./HLF Financing, Inc. 7.875% due 09/01/25 ~	170,000	151,397
Herc Holdings, Inc. 5.500% due 07/15/27 ~	330,000	308,477
Hertz Corp. 4.625% due 12/01/26 ~	80,000	67,100
5.000% due 12/01/29 ~	430,000	326,757
HLF Financing SARL LLC/Herbalife International, Inc. 4.875% due 06/01/29 ~	200,000	138,014
Hologic, Inc. 3.250% due 02/15/29 ~	209,000	179,808
4.625% due 02/01/28 ~	191,000	180,423
Horizon Therapeutics USA, Inc. 5.500% due 08/01/27 ~	200,000	205,597
Ingles Markets, Inc. 4.000% due 06/15/31 ~	225,000	189,521
IQVIA, Inc. 5.000% due 10/15/26 ~	300,000	287,115
5.000% due 05/15/27 ~	200,000	191,100
Jazz Securities DAC 4.375% due 01/15/29 ~	200,000	178,615
Korn Ferry 4.625% due 12/15/27 ~	150,000	138,409

	Principal Amount	Value
Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc. (Canada) 5.000% due 12/31/26 ~	$655,000	$567,394
Lamb Weston Holdings, Inc. 4.125% due 01/31/30 ~	190,000	168,064
4.375% due 01/31/32 ~	185,000	161,902
4.875% due 05/15/28 ~	83,000	78,789
Land O’Lakes Capital Trust I 7.450% due 03/15/28 ~	43,000	42,140
Lannett Co., Inc. 7.750% due 04/15/26 ~	50,000	13,063
Legacy LifePoint Health LLC 4.375% due 02/15/27 ~	230,000	194,902
6.750% due 04/15/25 ~	180,000	169,681
Legends Hospitality Holding Co. LLC/Legends Hospitality Co-Issuer, Inc. 5.000% due 02/01/26 ~	210,000	187,162
LifePoint Health, Inc. 5.375% due 01/15/29 ~	65,000	36,819
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 11.500% due 12/15/28 ~	250,000	213,771
Medline Borrower LP 3.875% due 04/01/29 ~	1,405,000	1,134,882
5.250% due 10/01/29 ~	688,000	547,686
Metis Merger Sub LLC 6.500% due 05/15/29 ~	100,000	84,078
ModivCare Escrow Issuer, Inc. 5.000% due 10/01/29 ~	105,000	88,683
ModivCare, Inc. 5.875% due 11/15/25 ~	72,000	67,724
Molina Healthcare, Inc. 3.875% due 11/15/30 ~	120,000	101,871
3.875% due 05/15/32 ~	345,000	287,000
4.375% due 06/15/28 ~	150,000	137,154
MoneyGram International, Inc. 5.375% due 08/01/26 ~	55,000	55,813
MPH Acquisition Holdings LLC 5.500% due 09/01/28 ~	290,000	226,821
5.750% due 11/01/28 ~	380,000	253,541
Nathan’s Famous, Inc. 6.625% due 11/01/25 ~	18,000	17,631
Neptune Bidco US, Inc. 9.290% due 04/15/29 ~	575,000	543,062
NESCO Holdings II, Inc. 5.500% due 04/15/29 ~	300,000	262,890
Option Care Health, Inc. 4.375% due 10/31/29 ~	63,000	55,187
Organon & Co./Organon Foreign Debt Co.-Issuer BV 4.125% due 04/30/28 ~	804,000	713,269
5.125% due 04/30/31 ~	500,000	433,818
Oriflame Investment Holding PLC (Switzerland) 5.125% due 05/04/26 ~	200,000	125,000
Owens & Minor, Inc. 4.500% due 03/31/29 ~	80,000	63,888
6.625% due 04/01/30 ~	139,000	119,637
P&L Development LLC/PLD Finance Corp. 7.750% due 11/15/25 ~	150,000	121,878
Paysafe Finance PLC/Paysafe Holdings US Corp. 4.000% due 06/15/29 ~	200,000	154,760
PECF USS Intermediate Holding III Corp. 8.000% due 11/15/29 ~	306,000	199,203
Pediatrix Medical Group, Inc. 5.375% due 02/15/30 ~	250,000	217,603
Performance Food Group, Inc. 4.250% due 08/01/29 ~	208,000	180,502
5.500% due 10/15/27 ~	295,000	278,861
Perrigo Finance Unlimited Co. 3.900% due 12/15/24	200,000	189,272
4.375% due 03/15/26	205,000	190,435
4.900% due 12/15/44	200,000	135,561

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Pilgrim’s Pride Corp. 4.250% due 04/15/31 ~	$325,000	$276,900
Post Holdings, Inc. 4.500% due 09/15/31 ~	500,000	421,253
4.625% due 04/15/30 ~	314,000	271,555
5.500% due 12/15/29 ~	425,000	385,475
5.625% due 01/15/28 ~	108,000	101,823
5.750% due 03/01/27 ~	322,000	311,870
Prestige Brands, Inc. 3.750% due 04/01/31 ~	250,000	206,486
5.125% due 01/15/28 ~	133,000	125,057
Prime Healthcare Services, Inc. 7.250% due 11/01/25 ~	166,000	140,533
Prime Security Services Borrower LLC/Prime Finance, Inc. 3.375% due 08/31/27 ~	410,000	354,551
5.250% due 04/15/24 ~	197,000	193,854
5.750% due 04/15/26 ~	246,000	237,316
6.250% due 01/15/28 ~	385,000	351,205
Primo Water Holdings, Inc. (Canada) 4.375% due 04/30/29 ~	188,000	162,577
Radiology Partners, Inc. 9.250% due 02/01/28 ~	55,000	30,961
RCN Corp. 11.625% due 04/15/23 * y Ω	9,000	830
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc. 9.750% due 12/01/26 ~	500,000	403,430
Rent-A-Center, Inc. 6.375% due 02/15/29 ~	180,000	145,845
Ritchie Bros Auctioneers, Inc. (Canada) 5.375% due 01/15/25 ~	220,000	216,528
RP Escrow Issuer LLC 5.250% due 12/15/25 ~	300,000	229,470
Sabre GLBL, Inc. 7.375% due 09/01/25 ~	518,000	498,676
9.250% due 04/15/25 ~	50,000	49,894
11.250% due 12/15/27 ~	305,000	314,257
Safeway, Inc. 7.250% due 02/01/31	150,000	149,413
SEG Holding LLC/SEG Finance Corp. 5.625% due 10/15/28 ~	200,000	188,604
Select Medical Corp. 6.250% due 08/15/26 ~	424,000	404,025
Service Corp. International 3.375% due 08/15/30	426,000	346,993
4.000% due 05/15/31	132,000	111,365
4.625% due 12/15/27	53,000	49,596
5.125% due 06/01/29	206,000	193,496
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc. 4.625% due 11/01/26 ~	300,000	283,926
Sigma Holdco BV (Netherlands) 7.875% due 05/15/26 ~	350,000	250,932
Signal Parent, Inc. 6.125% due 04/01/29 ~	250,000	76,563
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc./Simmons Feed 4.625% due 03/01/29 ~	245,000	199,739
Sotheby’s 7.375% due 10/15/27 ~	200,000	187,842
Sotheby’s/Bidfair Holdings, Inc. 5.875% due 06/01/29 ~	150,000	126,150
Spectrum Brands, Inc. 3.875% due 03/15/31 ~	347,000	270,325
5.000% due 10/01/29 ~	86,000	74,567
5.750% due 07/15/25	200,000	198,034
StoneMor, Inc. 8.500% due 05/15/29 ~	117,000	93,752
Surgery Center Holdings, Inc. 10.000% due 04/15/27 ~	170,000	173,244

	Principal Amount	Value
Syneos Health, Inc. 3.625% due 01/15/29 ~	$150,000	$119,654
Team Health Holdings, Inc. 6.375% due 02/01/25 ~	200,000	115,564
Teleflex, Inc. 4.250% due 06/01/28 ~	95,000	86,890
4.625% due 11/15/27	156,000	148,950
Tenet Healthcare Corp. 4.250% due 06/01/29 ~	500,000	434,072
4.375% due 01/15/30 ~	536,000	464,884
4.625% due 07/15/24	243,000	237,342
4.625% due 09/01/24 ~	87,000	84,626
4.875% due 01/01/26 ~	545,000	516,482
5.125% due 11/01/27 ~	526,000	490,374
6.125% due 10/01/28 ~	655,000	587,817
6.125% due 06/15/30 ~	588,000	561,278
6.250% due 02/01/27 ~	530,000	510,146
Toledo Hospital 5.325% due 11/15/28	164,000	128,715
6.015% due 11/15/48	250,000	176,862
TreeHouse Foods, Inc. 4.000% due 09/01/28	115,000	97,934
TriNet Group, Inc. 3.500% due 03/01/29 ~	115,000	94,703
Triton Water Holdings, Inc. 6.250% due 04/01/29 ~	155,000	124,533
Turning Point Brands, Inc. 5.625% due 02/15/26 ~	100,000	86,393
United Natural Foods, Inc. 6.750% due 10/15/28 ~	315,000	303,165
United Rentals North America, Inc. 3.750% due 01/15/32	228,000	186,306
3.875% due 11/15/27	175,000	162,246
3.875% due 02/15/31	500,000	420,272
4.000% due 07/15/30	125,000	107,071
4.875% due 01/15/28	315,000	299,204
5.250% due 01/15/30	142,000	133,672
5.500% due 05/15/27	130,000	128,548
US Acute Care Solutions LLC 6.375% due 03/01/26 ~	294,000	261,270
US Foods, Inc. 4.750% due 02/15/29 ~	65,000	57,792
6.250% due 04/15/25 ~	120,000	118,940
US Renal Care, Inc. 10.625% due 07/15/27 ~	175,000	38,500
Vector Group Ltd. 5.750% due 02/01/29 ~	100,000	86,853
10.500% due 11/01/26 ~	473,000	470,299
Verscend Escrow Corp. 9.750% due 08/15/26 ~	325,000	319,104
WASH Multifamily Acquisition, Inc. 5.750% due 04/15/26 ~	255,000	240,632
Williams Scotsman International, Inc. 6.125% due 06/15/25 ~	105,000	104,113
4.625% due 08/15/28 ~	100,000	90,410
WW International, Inc. 4.500% due 04/15/29 ~	248,000	124,221
ZipRecruiter, Inc. 5.000% due 01/15/30 ~	100,000	82,572

		52,219,567

Diversified - 0.1%

Stena AB (Sweden) 7.000% due 02/01/24 ~	100,000	96,784
Stena International SA (Sweden) 5.750% due 03/01/24 ~	200,000	189,881
6.125% due 02/01/25 ~	146,000	136,356

		423,021

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value

Energy - 11.9%

Aethon United BR LP/Aethon United Finance Corp. 8.250% due 02/15/26 ~	$340,000	$337,654
Alliance Resource Operating Partners LP/Alliance Resource Finance Corp. 7.500% due 05/01/25 ~	100,000	99,405
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.375% due 06/15/29 ~	135,000	123,605
5.750% due 03/01/27 ~	200,000	189,415
5.750% due 01/15/28 ~	197,000	183,078
Antero Resources Corp. 5.375% due 03/01/30 ~	90,000	83,561
7.625% due 02/01/29 ~	74,000	74,507
Apache Corp. 4.250% due 01/15/30	250,000	221,670
4.750% due 04/15/43	500,000	378,138
4.875% due 11/15/27	215,000	196,263
5.100% due 09/01/40	712,000	591,649
Archrock Partners LP/Archrock Partners Finance Corp. 6.250% due 04/01/28 ~	180,000	164,995
6.875% due 04/01/27 ~	156,000	149,174
Ascent Resources Utica Holdings LLC/ARU Finance Corp. 5.875% due 06/30/29 ~	115,000	102,687
7.000% due 11/01/26 ~	80,000	77,726
8.250% due 12/31/28 ~	165,000	161,948
9.000% due 11/01/27 ~	175,000	216,273
Athabasca Oil Corp. (Canada) 9.750% due 11/01/26 ~	211,000	223,916
Baytex Energy Corp. (Canada) 8.750% due 04/01/27 ~	185,000	188,538
Berry Petroleum Co. LLC 7.000% due 02/15/26 ~	200,000	184,003
Blue Racer Midstream LLC/Blue Racer Finance Corp. 6.625% due 07/15/26 ~	50,000	48,476
7.625% due 12/15/25 ~	245,000	243,481
Bristow Group, Inc. 6.875% due 03/01/28 ~	150,000	138,241
Buckeye Partners LP 3.950% due 12/01/26	175,000	156,844
4.125% due 03/01/25 ~	127,000	121,152
4.500% due 03/01/28 ~	105,000	92,457
5.850% due 11/15/43	250,000	187,867
California Resources Corp. 7.125% due 02/01/26 ~	55,000	52,922
Callon Petroleum Co. 7.500% due 06/15/30 ~	440,000	403,172
8.000% due 08/01/28 ~	140,000	133,641
Calumet Specialty Products Partners LP/Calumet Finance Corp. 8.125% due 01/15/27 ~	120,000	112,350
9.250% due 07/15/24 ~	162,000	164,737
11.000% due 04/15/25 ~	133,000	138,830
CGG SA (France) 8.750% due 04/01/27 ~	500,000	400,503
Cheniere Energy, Inc. 4.625% due 10/15/28	365,000	330,614
Chesapeake Energy Corp. 5.500% due 02/01/26 ~	110,000	106,290
5.875% due 02/01/29 ~	185,000	175,552
6.750% due 04/15/29 ~	300,000	292,485
Chord Energy Corp. 6.375% due 06/01/26 ~	150,000	146,298
Civitas Resources, Inc. 5.000% due 10/15/26 ~	60,000	54,930
CNX Midstream Partners LP 4.750% due 04/15/30 ~	40,000	32,879

	Principal Amount	Value
CNX Resources Corp. 6.000% due 01/15/29 ~	$250,000	$230,407
7.250% due 03/14/27 ~	23,000	22,867
7.375% due 01/15/31 ~	120,000	115,184
Colgate Energy Partners III LLC 5.875% due 07/01/29 ~	165,000	141,926
Comstock Resources, Inc. 5.875% due 01/15/30 ~	324,000	278,964
6.750% due 03/01/29 ~	135,000	122,082
Coronado Finance Pty. Ltd. (Australia) 10.750% due 05/15/26 ~	120,000	123,015
CQP Holdco LP/BIP-V Chinook Holdco LLC 5.500% due 06/15/31 ~	450,000	393,921
Crescent Energy Finance LLC 7.250% due 05/01/26 ~	235,000	221,750
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 5.625% due 05/01/27 ~	140,000	130,441
5.750% due 04/01/25	85,000	82,834
6.000% due 02/01/29 ~	105,000	96,490
8.000% due 04/01/29 ~	150,000	149,483
CrownRock LP/CrownRock Finance, Inc. 5.000% due 05/01/29 ~	25,000	22,596
5.625% due 10/15/25 ~	544,000	526,067
CSI Compressco LP/CSI Compressco Finance, Inc. 7.500% due 04/01/25 ~	200,000	187,316
CVR Energy, Inc. 5.250% due 02/15/25 ~	210,000	193,512
5.750% due 02/15/28 ~	125,000	109,010
DCP Midstream Operating LP 5.850% due 05/21/43 ~	100,000	97,795
DT Midstream, Inc. 4.125% due 06/15/29 ~	95,000	81,798
4.375% due 06/15/31 ~	200,000	168,050
Earthstone Energy Holdings LLC 8.000% due 04/15/27 ~	190,000	182,001
Encino Acquisition Partners Holdings LLC 8.500% due 05/01/28 ~	125,000	114,411
Endeavor Energy Resources LP/EER Finance, Inc. 5.750% due 01/30/28 ~	339,000	325,152
Enerflex Ltd. (Canada) 9.000% due 10/15/27 ~	198,000	197,717
Energy Ventures Gom LLC/EnVen Finance Corp. 11.750% due 04/15/26 ~	85,000	88,081
EnLink Midstream LLC 5.375% due 06/01/29	164,000	152,021
5.625% due 01/15/28 ~	75,000	71,542
6.500% due 09/01/30 ~	200,000	198,210
EnLink Midstream Partners LP 4.150% due 06/01/25	120,000	113,612
5.050% due 04/01/45	200,000	151,921
5.450% due 06/01/47	125,000	100,628
EnQuest PLC (United Kingdom) 11.625% due 11/01/27 ~	200,000	188,446
Ensign Drilling, Inc. (Canada) 9.250% due 04/15/24 ~	95,000	89,935
Enviva Partners LP/Enviva Partners Finance Corp. 6.500% due 01/15/26 ~	260,000	245,289
EQM Midstream Partners LP 4.000% due 08/01/24	43,000	41,396
4.500% due 01/15/29 ~	145,000	122,003
4.750% due 01/15/31 ~	145,000	118,821
6.000% due 07/01/25 ~	221,000	213,644
6.500% due 07/01/27 ~	140,000	134,050
6.500% due 07/15/48	250,000	187,844
7.500% due 06/01/27 ~	400,000	392,234
7.500% due 06/01/30 ~	657,000	633,939
FTAI Infra Escrow Holdings LLC 10.500% due 06/01/27 ~	200,000	201,198
Genesis Energy LP/Genesis Energy Finance Corp. 5.625% due 06/15/24	300,000	290,119
6.500% due 10/01/25	170,000	162,739

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
7.750% due 02/01/28	$195,000	$179,802
8.000% due 01/15/27	270,000	255,371
Global Partners LP/GLP Finance Corp. 6.875% due 01/15/29	100,000	91,737
7.000% due 08/01/27	150,000	142,681
Gulfport Energy Corp. 8.000% due 05/17/26 ~	200,000	195,255
Harbour Energy PLC (United Kingdom) 5.500% due 10/15/26 ~	200,000	179,607
Harvest Midstream I LP 7.500% due 09/01/28 ~	225,000	215,296
Hess Midstream Operations LP 4.250% due 02/15/30 ~	230,000	196,942
5.125% due 06/15/28 ~	240,000	222,352
5.500% due 10/15/30 ~	165,000	151,174
5.625% due 02/15/26 ~	200,000	195,143
Hilcorp Energy I LP/Hilcorp Finance Co. 5.750% due 02/01/29 ~	100,000	89,151
6.000% due 04/15/30 ~	105,000	93,526
6.000% due 02/01/31 ~	90,000	77,968
6.250% due 11/01/28 ~	320,000	290,168
6.250% due 04/15/32 ~	105,000	90,761
Holly Energy Partners LP/Holly Energy Finance Corp. 5.000% due 02/01/28 ~	59,000	53,821
6.375% due 04/15/27 ~	35,000	34,433
Howard Midstream Energy Partners LLC 6.750% due 01/15/27 ~	315,000	302,336
Ithaca Energy North Sea PLC (United Kingdom) 9.000% due 07/15/26 ~	200,000	197,194
ITT Holdings LLC 6.500% due 08/01/29 ~	225,000	189,903
KCA Deutag UK Finance PLC (United Kingdom) 9.875% due 12/01/25 ~	151,000	142,978
Kinetik Holdings LP 5.875% due 06/15/30 ~	290,000	272,349
Laredo Petroleum, Inc. 7.750% due 07/31/29 ~	165,000	148,728
9.500% due 01/15/25	180,000	177,696
10.125% due 01/15/28	125,000	122,092
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp. 6.000% due 08/01/26 ~	330,000	317,312
Matador Resources Co. 5.875% due 09/15/26	330,000	317,763
MEG Energy Corp. (Canada) 7.125% due 02/01/27 ~	360,000	367,696
Moss Creek Resources Holdings, Inc. 7.500% due 01/15/26 ~	350,000	316,106
10.500% due 05/15/27 ~	100,000	95,158
Murphy Oil Corp. 5.750% due 08/15/25	43,000	42,326
5.875% due 12/01/27	117,000	112,789
6.375% due 07/15/28	11,000	10,604
Nabors Industries Ltd. 7.250% due 01/15/26 ~	419,000	395,527
7.500% due 01/15/28 ~	150,000	137,471
Nabors Industries, Inc. 5.750% due 02/01/25	85,000	81,191
7.375% due 05/15/27 ~	271,000	262,829
Neptune Energy Bondco PLC (United Kingdom) 6.625% due 05/15/25 ~	250,000	243,189
New Fortress Energy, Inc. 6.500% due 09/30/26 ~	300,000	279,180
6.750% due 09/15/25 ~	338,000	320,465
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.500% due 02/01/26 ~	435,000	388,073
NGL Energy Partners LP/NGL Energy Finance Corp. 6.125% due 03/01/25	100,000	81,658
7.500% due 11/01/23	195,000	190,184
7.500% due 04/15/26	150,000	114,979

	Principal Amount	Value
Northern Oil & Gas, Inc. 8.125% due 03/01/28 ~	$100,000	$96,144
Northriver Midstream Finance LP (Canada) 5.625% due 02/15/26 ~	250,000	237,200
NuStar Logistics LP 5.625% due 04/28/27	130,000	121,781
5.750% due 10/01/25	50,000	48,153
6.000% due 06/01/26	171,000	164,951
6.375% due 10/01/30	445,000	412,266
Occidental Petroleum Corp. 3.500% due 08/15/29	386,000	346,219
4.400% due 04/15/46	2,175,000	1,702,579
5.500% due 12/01/25	115,000	114,770
5.550% due 03/15/26	325,000	324,311
5.875% due 09/01/25	239,000	238,524
6.125% due 01/01/31	465,000	470,168
6.375% due 09/01/28	200,000	202,203
6.450% due 09/15/36	500,000	511,127
6.625% due 09/01/30	329,000	340,724
6.950% due 07/01/24	71,000	72,473
7.500% due 05/01/31	150,000	160,523
7.875% due 09/15/31	150,000	165,866
8.500% due 07/15/27	150,000	161,779
8.875% due 07/15/30	200,000	226,137
Oceaneering International, Inc. 4.650% due 11/15/24	200,000	191,318
6.000% due 02/01/28	150,000	138,393
Parkland Corp. (Canada) 4.500% due 10/01/29 ~	140,000	116,860
4.625% due 05/01/30 ~	417,000	345,670
5.875% due 07/15/27 ~	132,000	125,561
Patterson-UTI Energy, Inc. 3.950% due 02/01/28	250,000	220,718
PBF Holding Co. LLC/PBF Finance Corp. 6.000% due 02/15/28	195,000	174,276
7.250% due 06/15/25	225,000	222,721
PDC Energy, Inc. 5.750% due 05/15/26	150,000	143,430
6.125% due 09/15/24	100,000	99,602
Petrofac Ltd. (United Kingdom) 9.750% due 11/15/26 ~	250,000	141,605
Precision Drilling Corp. (Canada) 6.875% due 01/15/29 ~	125,000	116,538
7.125% due 01/15/26 ~	200,000	193,816
Puma International Financing SA (Singapore) 5.000% due 01/24/26 ~	200,000	175,014
Range Resources Corp. 4.750% due 02/15/30 ~	29,000	25,594
4.875% due 05/15/25	88,000	83,735
8.250% due 01/15/29	95,000	98,020
ROCC Holdings LLC 9.250% due 08/15/26 ~	75,000	74,764
Rockcliff Energy II LLC 5.500% due 10/15/29 ~	88,000	80,628
Rockies Express Pipeline LLC 3.600% due 05/15/25 ~	250,000	236,468
6.875% due 04/15/40 ~	250,000	210,648
SM Energy Co. 5.625% due 06/01/25	113,000	108,654
6.500% due 07/15/28	120,000	115,204
6.625% due 01/15/27	100,000	96,480
6.750% due 09/15/26	60,000	58,346
Southeast Supply Header LLC 4.250% due 06/15/24 ~	250,000	232,715
Southwestern Energy Co. 4.750% due 02/01/32	176,000	150,747
5.375% due 02/01/29	390,000	362,117
5.375% due 03/15/30	390,000	356,438
5.700% due 01/23/25	14,000	13,778
7.750% due 10/01/27	80,000	81,660
8.375% due 09/15/28	150,000	154,906
Strathcona Resources Ltd. (Canada) 6.875% due 08/01/26 ~	150,000	109,657

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 5.750% due 04/15/25	$140,000	$119,102
8.500% due 10/15/26 ~	337,000	321,444
SunCoke Energy, Inc. 4.875% due 06/30/29 ~	167,000	143,568
Sunnova Energy Corp. 5.875% due 09/01/26 ~	110,000	98,410
Sunoco LP/Sunoco Finance Corp. 4.500% due 05/15/29	75,000	65,711
4.500% due 04/30/30	500,000	434,700
6.000% due 04/15/27	359,000	354,124
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 5.500% due 01/15/28 ~	163,000	144,812
6.000% due 12/31/30 ~	215,000	186,196
6.000% due 09/01/31 ~	200,000	172,217
7.500% due 10/01/25 ~	300,000	303,173
Talos Production, Inc. 12.000% due 01/15/26	178,000	187,576
Tap Rock Resources LLC 7.000% due 10/01/26 ~	60,000	55,881
TerraForm Power Operating LLC 4.750% due 01/15/30 ~	177,000	154,304
5.000% due 01/31/28 ~	141,000	127,141
TransMontaigne Partners LP/TLP Finance Corp. 6.125% due 02/15/26	50,000	43,361
Transocean Guardian Ltd. 5.875% due 01/15/24 ~	339,246	331,812
Transocean Phoenix 2 Ltd. 7.750% due 10/15/24 ~	80,000	79,583
Transocean Pontus Ltd. 6.125% due 08/01/25 ~	182,000	178,726
Transocean Proteus Ltd. 6.250% due 12/01/24 ~	52,000	51,304
Transocean, Inc. 8.000% due 02/01/27 ~	433,000	354,289
9.350% due 12/15/41	490,000	332,318
11.500% due 01/30/27 ~	247,000	247,984
USA Compression Partners LP/USA Compression Finance Corp. 6.875% due 04/01/26	135,000	129,721
6.875% due 09/01/27	305,000	285,665
Venture Global Calcasieu Pass LLC 3.875% due 08/15/29 ~	244,000	213,928
3.875% due 11/01/33 ~	467,000	382,354
4.125% due 08/15/31 ~	144,000	122,940
Vermilion Energy, Inc. (Canada) 5.625% due 03/15/25 ~	50,000	48,111
6.875% due 05/01/30 ~	167,000	152,623
Viper Energy Partners LP 5.375% due 11/01/27 ~	40,000	38,049
Warrior Met Coal, Inc. 7.875% due 12/01/28 ~	175,000	172,741
Weatherford International Ltd. 6.500% due 09/15/28 ~	103,000	101,119
8.625% due 04/30/30 ~	585,000	562,825
11.000% due 12/01/24 ~	51,000	52,212
Western Midstream Operating LP 3.350% due 02/01/25	305,000	289,094
4.300% due 02/01/30	50,000	43,759
4.650% due 07/01/26	75,000	71,309
5.500% due 08/15/48	354,000	294,878
5.500% due 02/01/50	400,000	330,230

		43,030,624

Financial - 10.4%

Acrisure LLC/Acrisure Finance, Inc. 4.250% due 02/15/29 ~	160,000	132,274
6.000% due 08/01/29 ~	185,000	151,428
7.000% due 11/15/25 ~	275,000	253,108
10.125% due 08/01/26 ~	100,000	97,419

	Principal Amount	Value
Advisor Group Holdings, Inc. 10.750% due 08/01/27 ~	$100,000	$101,377
AG Issuer LLC 6.250% due 03/01/28 ~	70,000	64,437
AG TTMT Escrow Issuer LLC 8.625% due 09/30/27 ~	120,000	120,750
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer 4.250% due 10/15/27 ~	220,000	197,379
5.875% due 11/01/29 ~	200,000	164,740
6.750% due 10/15/27 ~	350,000	315,353
Ally Financial, Inc. 5.750% due 11/20/25	200,000	193,960
AmWINS Group, Inc. 4.875% due 06/30/29 ~	85,000	72,203
Apollo Commercial Real Estate Finance, Inc. 4.625% due 06/15/29 ~	150,000	120,254
Aretec Escrow Issuer, Inc. 7.500% due 04/01/29 ~	300,000	248,237
Armor Holdco, Inc. 8.500% due 11/15/29 ~	250,000	188,083
Assurant, Inc. 7.000% due 03/27/48	200,000	193,979
AssuredPartners, Inc. 7.000% due 08/15/25 ~	64,000	61,994
Blackstone Mortgage Trust, Inc. 3.750% due 01/15/27 ~	250,000	215,289
Brightsphere Investment Group, Inc. 4.800% due 07/27/26	100,000	90,704
BroadStreet Partners, Inc. 5.875% due 04/15/29 ~	283,000	241,224
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LL 4.500% due 04/01/27 ~	150,000	125,585
5.750% due 05/15/26 ~	300,000	274,565
Burford Capital Global Finance LLC 6.250% due 04/15/28 ~	250,000	222,801
6.875% due 04/15/30 ~	200,000	178,898
Castlelake Aviation Finance DAC 5.000% due 04/15/27 ~	300,000	261,432
Cobra AcquisitionCo LLC 6.375% due 11/01/29 ~	250,000	147,825
Coinbase Global, Inc. 3.375% due 10/01/28 ~	555,000	294,094
3.625% due 10/01/31 ~	185,000	89,339
Compass Group Diversified Holdings LLC 5.000% due 01/15/32 ~	175,000	139,239
5.250% due 04/15/29 ~	120,000	102,851
Credit Acceptance Corp. 6.625% due 03/15/26	200,000	189,877
CTR Partnership LP/CareTrust Capital Corp. 3.875% due 06/30/28 ~	100,000	84,914
Curo Group Holdings Corp. 7.500% due 08/01/28 ~	253,000	118,342
Cushman & Wakefield US Borrower LLC 6.750% due 05/15/28 ~	80,000	76,490
Deutsche Bank AG (Germany) 4.296% due 05/24/28	476,000	447,876
Diversified Healthcare Trust 4.375% due 03/01/31	500,000	317,779
4.750% due 05/01/24	100,000	84,658
4.750% due 02/15/28	200,000	114,066
9.750% due 06/15/25	107,000	102,689
Dresdner Funding Trust I 8.151% due 06/30/31 ~	350,000	362,493
Enact Holdings, Inc. 6.500% due 08/15/25 ~	210,000	206,447
Enova International, Inc. 8.500% due 09/15/25 ~	200,000	185,746
Enstar Finance LLC 5.500% due 01/15/42	250,000	200,162

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Five Point Operating Co. LP/Five Point Capital Corp. 7.875% due 11/15/25 ~	$150,000	$126,330
Freedom Mortgage Corp. 6.625% due 01/15/27 ~	300,000	233,850
7.625% due 05/01/26 ~	190,000	158,784
8.125% due 11/15/24 ~	150,000	138,237
8.250% due 04/15/25 ~	156,000	140,565
Genworth Holdings, Inc. 6.500% due 06/15/34	100,000	88,070
Global Aircraft Leasing Co. Ltd. (Cayman) 6.500% Cash or 7.250% PIK due 09/15/24 ~	443,565	377,984
Global Atlantic Fin Co. 4.700% due 10/15/51 ~	300,000	228,985
Global Net Lease, Inc./Global Net Lease Operating Partnership LP 3.750% due 12/15/27 ~	135,000	111,836
goeasy Ltd. (Canada) 4.375% due 05/01/26 ~	75,000	66,482
5.375% due 12/01/24 ~	82,000	78,806
Greystar Real Estate Partners LLC 5.750% due 12/01/25 ~	103,000	100,834
GTCR AP Finance, Inc. 8.000% due 05/15/27 ~	550,000	527,703
HAT Holdings I LLC/HAT Holdings II LLC 3.375% due 06/15/26 ~	300,000	261,057
3.750% due 09/15/30 ~	300,000	220,985
Hightower Holding LLC 6.750% due 04/15/29 ~	83,000	69,767
Home Point Capital, Inc. 5.000% due 02/01/26 ~	100,000	69,274
Howard Hughes Corp. 4.375% due 02/01/31 ~	75,000	60,789
5.375% due 08/01/28 ~	200,000	180,500
HUB International Ltd. 7.000% due 05/01/26 ~	795,000	779,911
Hunt Cos., Inc. 5.250% due 04/15/29 ~	200,000	168,362
Icahn Enterprises LP/Icahn Enterprises Finance Corp. 4.375% due 02/01/29	145,000	122,829
4.750% due 09/15/24	326,000	313,301
5.250% due 05/15/27	600,000	550,680
6.250% due 05/15/26	405,000	390,092
6.375% due 12/15/25	50,000	48,576
Intesa Sanpaolo SpA (Italy) 4.950% due 06/01/42 ~	300,000	193,464
5.017% due 06/26/24 ~	700,000	673,308
5.710% due 01/15/26 ~	400,000	384,838
Iron Mountain Information Management Services, Inc. 5.000% due 07/15/32 ~	150,000	124,822
Iron Mountain, Inc. 4.500% due 02/15/31 ~	215,000	177,202
4.875% due 09/15/27 ~	425,000	391,523
4.875% due 09/15/29 ~	535,000	467,526
5.000% due 07/15/28 ~	65,000	58,497
5.250% due 03/15/28 ~	224,000	206,436
5.250% due 07/15/30 ~	575,000	500,972
5.625% due 07/15/32 ~	65,000	56,445
iStar, Inc. 4.750% due 10/01/24	137,000	136,207
5.500% due 02/15/26	150,000	149,873
Jane Street Group/JSG Finance, Inc. 4.500% due 11/15/29 ~	350,000	301,506
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.000% due 08/15/28 ~	430,000	351,396
Jefferson Capital Holdings LLC 6.000% due 08/15/26 ~	75,000	62,164
Jones Deslauriers Insurance Management, Inc. (Canada) 10.500% due 12/15/30 ~	400,000	394,462

	Principal Amount	Value
Kennedy-Wilson, Inc. 4.750% due 03/01/29	$235,000	$186,554
4.750% due 02/01/30	100,000	76,380
5.000% due 03/01/31	235,000	177,207
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.750% due 06/15/29 ~	225,000	181,987
5.250% due 10/01/25 ~	250,000	235,323
LD Holdings Group LLC 6.125% due 04/01/28 ~	175,000	106,137
6.500% due 11/01/25 ~	146,000	98,615
LFS Topco LLC 5.875% due 10/15/26 ~	25,000	20,205
Liberty Mutual Group, Inc. 4.125% due 12/15/51 ~	150,000	122,394
4.300% due 02/01/61 ~	250,000	152,840
LPL Holdings, Inc. 4.375% due 05/15/31 ~	250,000	212,899
4.625% due 11/15/27 ~	150,000	140,370
MGIC Investment Corp. 5.250% due 08/15/28	169,000	156,116
Midcap Financial Issuer Trust 5.625% due 01/15/30 ~	250,000	202,792
MPT Operating Partnership LP/MPT Finance Corp. 3.500% due 03/15/31	190,000	130,639
4.625% due 08/01/29	235,000	179,630
5.000% due 10/15/27	470,000	396,097
5.250% due 08/01/26	500,000	456,202
Nationstar Mortgage Holdings, Inc. 5.125% due 12/15/30 ~	455,000	352,025
5.500% due 08/15/28 ~	146,000	119,287
6.000% due 01/15/27 ~	295,000	264,491
Navient Corp. 4.875% due 03/15/28	300,000	247,151
5.000% due 03/15/27	390,000	342,094
5.625% due 08/01/33	200,000	142,837
6.125% due 03/25/24	300,000	294,375
6.750% due 06/25/25	335,000	322,155
6.750% due 06/15/26	100,000	94,954
NFP Corp. 4.875% due 08/15/28 ~	94,000	80,144
6.875% due 08/15/28 ~	770,000	636,389
7.500% due 10/01/30 ~	133,000	125,894
NMI Holdings, Inc. 7.375% due 06/01/25 ~	113,000	114,324
Office Properties Income Trust REIT 2.400% due 02/01/27	500,000	365,867
3.450% due 10/15/31	250,000	167,460
4.250% due 05/15/24	300,000	284,278
4.500% due 02/01/25	55,000	49,878
Ohio National Financial Services, Inc. 5.800% due 01/24/30 ~	400,000	368,414
OneMain Finance Corp. 3.500% due 01/15/27	355,000	294,373
3.875% due 09/15/28	200,000	159,304
4.000% due 09/15/30	160,000	119,591
5.375% due 11/15/29	90,000	73,760
6.125% due 03/15/24	454,000	440,153
6.625% due 01/15/28	366,000	337,664
6.875% due 03/15/25	238,000	229,171
7.125% due 03/15/26	210,000	200,153
Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc. 6.375% due 02/01/27 ~	75,000	69,908
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer 5.875% due 10/01/28 ~	85,000	77,188
7.500% due 06/01/25 ~	230,000	230,225
PennyMac Financial Services, Inc. 4.250% due 02/15/29 ~	210,000	164,090
5.375% due 10/15/25 ~	225,000	203,169
5.750% due 09/15/31 ~	100,000	79,448

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
PHH Mortgage Corp. 7.875% due 03/15/26 ~	$100,000	$88,958
PRA Group, Inc. 5.000% due 10/01/29 ~	120,000	99,176
Provident Funding Associates LP/PFG Finance Corp. 6.375% due 06/15/25 ~	50,000	43,752
Radian Group, Inc. 4.500% due 10/01/24	300,000	289,884
4.875% due 03/15/27	150,000	137,695
Realogy Group LLC/Realogy Co-Issuer Corp. 5.250% due 04/15/30 ~	273,000	199,511
5.750% due 01/15/29 ~	400,000	303,076
RHP Hotel Properties LP/RHP Finance Corp. 4.500% due 02/15/29 ~	110,000	95,026
4.750% due 10/15/27	105,000	95,189
Rithm Capital Corp. 6.250% due 10/15/25 ~	214,000	192,360
RLJ Lodging Trust LP 3.750% due 07/01/26 ~	170,000	151,612
4.000% due 09/15/29 ~	95,000	77,151
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. 2.875% due 10/15/26 ~	242,000	207,845
3.625% due 03/01/29 ~	145,000	115,144
3.875% due 03/01/31 ~	290,000	222,039
4.000% due 10/15/33 ~	200,000	149,661
Ryan Specialty Group LLC 4.375% due 02/01/30 ~	120,000	104,058
SBA Communications Corp. 3.125% due 02/01/29	715,000	595,770
3.875% due 02/15/27	256,000	231,735
Service Properties Trust 4.350% due 10/01/24	300,000	273,195
4.500% due 06/15/23	150,000	147,641
4.500% due 03/15/25	100,000	86,413
4.650% due 03/15/24	100,000	95,670
4.950% due 02/15/27	300,000	236,754
5.250% due 02/15/26	350,000	292,891
5.500% due 12/15/27	200,000	172,482
7.500% due 09/15/25	290,000	276,711
SLM Corp. 3.125% due 11/02/26	175,000	149,047
4.200% due 10/29/25	110,000	100,834
Starwood Property Trust, Inc. 3.625% due 07/15/26 ~	110,000	96,387
3.750% due 12/31/24 ~	63,000	59,231
4.375% due 01/15/27 ~	125,000	109,562
4.750% due 03/15/25	138,000	131,924
StoneX Group, Inc. 8.625% due 06/15/25 ~	75,000	75,881
Synovus Financial Corp. 5.900% due 02/07/29	100,000	97,960
UniCredit SpA (Italy) 5.459% due 06/30/35 ~	450,000	366,484
5.861% due 06/19/32 ~	720,000	633,068
United Wholesale Mortgage LLC 5.500% due 11/15/25 ~	95,000	85,698
5.500% due 04/15/29 ~	100,000	79,695
5.750% due 06/15/27 ~	200,000	172,462
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 6.000% due 01/15/30 ~	150,000	95,112
7.875% due 02/15/25 ~	777,000	753,786
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 4.750% due 04/15/28 ~	250,000	200,366
6.500% due 02/15/29 ~	275,000	182,702
USI, Inc. 6.875% due 05/01/25 ~	105,000	101,317
VistaJet Malta Finance PLC/XO Management Holding, Inc. (Switzerland) 6.375% due 02/01/30 ~	133,000	106,816
7.875% due 05/01/27 ~	455,000	411,056

	Principal Amount	Value
WeWork Cos., Inc. 7.875% due 05/01/25 ~	$300,000	$114,474
World Acceptance Corp. 7.000% due 11/01/26 ~	100,000	56,125
XHR LP 4.875% due 06/01/29 ~	67,000	54,969
6.375% due 08/15/25 ~	200,000	192,609

		37,489,155

Industrial - 10.3%

Advanced Drainage Systems, Inc. 6.375% due 06/15/30 ~	82,000	79,787
AECOM 5.125% due 03/15/27	165,000	159,081
AerCap Global Aviation Trust (Ireland) 6.500% due 06/15/45 ~	200,000	188,884
Amsted Industries, Inc. 4.625% due 05/15/30 ~	250,000	214,339
5.625% due 07/01/27 ~	150,000	142,892
Arcosa, Inc. 4.375% due 04/15/29 ~	175,000	151,980
ARD Finance SA (Luxembourg) 6.500% Cash or 7.250% PIK due 06/30/27 ~	350,000	243,989
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.250% due 09/01/28 ~	100,000	85,072
4.000% due 09/01/29 ~	350,000	278,041
6.000% due 06/15/27 ~	200,000	196,038
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 4.125% due 08/15/26 ~	200,000	173,653
5.250% due 04/30/25 ~	600,000	571,973
5.250% due 08/15/27 ~	500,000	374,661
Artera Services LLC 9.033% due 12/04/25 ~	290,000	242,054
Atkore, Inc. 4.250% due 06/01/31 ~	150,000	128,842
ATS Corp. (Canada) 4.125% due 12/15/28 ~	200,000	172,788
Ball Corp. 2.875% due 08/15/30	453,000	362,493
3.125% due 09/15/31	165,000	132,731
4.000% due 11/15/23	71,000	69,704
4.875% due 03/15/26	265,000	257,143
5.250% due 07/01/25	190,000	187,847
6.875% due 03/15/28	155,000	159,413
Berry Global, Inc. 4.500% due 02/15/26 ~	89,000	85,174
5.625% due 07/15/27 ~	152,000	148,543
Boise Cascade Co. 4.875% due 07/01/30 ~	50,000	43,827
Bombardier, Inc. (Canada) 7.125% due 06/15/26 ~	366,000	355,765
7.500% due 03/15/25 ~	398,000	394,965
7.875% due 04/15/27 ~	1,071,000	1,041,050
Brand Industrial Services, Inc. 8.500% due 07/15/25 ~	317,000	253,779
Brundage-Bone Concrete Pumping Holdings, Inc. 6.000% due 02/01/26 ~	125,000	114,112
Builders FirstSource, Inc.
4.250% due 02/01/32 ~	260,000	211,246
5.000% due 03/01/30 ~	50,000	44,385
6.375% due 06/15/32 ~	205,000	192,822
BWX Technologies, Inc. 4.125% due 04/15/29 ~	200,000	175,328
Camelot Return Merger Sub, Inc. 8.750% due 08/01/28 ~	700,000	643,247
Cargo Aircraft Management, Inc. 4.750% due 02/01/28 ~	290,000	263,656
Cascades, Inc./Cascades USA, Inc. (Canada) 5.125% due 01/15/26 ~	250,000	228,034
5.375% due 01/15/28 ~	83,000	72,861

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Cellnex Finance Co. SA (Spain) 3.875% due 07/07/41 ~	$280,000	$191,925
Chart Industries, Inc. 7.500% due 01/01/30 ~	402,000	404,629
9.500% due 01/01/31 ~	100,000	102,681
Clean Harbors, Inc. 4.875% due 07/15/27 ~	60,000	56,953
5.125% due 07/15/29 ~	100,000	92,923
Clydesdale Acquisition Holdings, Inc. 6.625% due 04/15/29 ~	140,000	133,284
8.750% due 04/15/30 ~	327,000	280,516
Coherent Corp. 5.000% due 12/15/29 ~	110,000	95,010
Cornerstone Building Brands, Inc. 6.125% due 01/15/29 ~	105,000	74,116
Covanta Holding Corp. 4.875% due 12/01/29 ~	170,000	139,497
5.000% due 09/01/30	200,000	161,943
CP Atlas Buyer, Inc. 7.000% due 12/01/28 ~	200,000	148,801
Crown Americas LLC 5.250% due 04/01/30 ~	150,000	142,045
Crown Americas LLC/Crown Americas Capital Corp. V 4.250% due 09/30/26	190,000	181,507
Crown Americas LLC/Crown Americas Capital Corp. VI 4.750% due 02/01/26	250,000	243,117
Dycom Industries, Inc. 4.500% due 04/15/29 ~	165,000	143,853
Eco Material Technologies, Inc. 7.875% due 01/31/27 ~	275,000	263,053
Energizer Holdings, Inc. 4.375% due 03/31/29 ~	94,000	79,868
6.500% due 12/31/27 ~	200,000	190,588
EnerSys 4.375% due 12/15/27 ~	150,000	135,701
EnPro Industries, Inc. 5.750% due 10/15/26	100,000	97,470
F-Brasile SpA/F-Brasile US LLC (Italy) 7.375% due 08/15/26 ~	200,000	163,816
First Student Bidco, Inc./First Transit Parent, Inc. 4.000% due 07/31/29 ~	200,000	165,714
Fluor Corp. 3.500% due 12/15/24	155,000	149,067
Fortress Transportation & Infrastructure Investors LLC 5.500% due 05/01/28 ~	219,000	187,120
6.500% due 10/01/25 ~	130,000	122,454
9.750% due 08/01/27 ~	200,000	200,850
FXI Holdings, Inc. 7.875% due 11/01/24 ~	121,000	100,782
12.250% due 11/15/26 ~	197,000	163,408
Gates Global LLC/Gates Corp. 6.250% due 01/15/26 ~	175,000	169,146
GFL Environmental, Inc. (Canada) 3.500% due 09/01/28 ~	135,000	118,862
3.750% due 08/01/25 ~	606,000	573,624
4.000% due 08/01/28 ~	125,000	107,039
4.250% due 06/01/25 ~	65,000	62,200
4.375% due 08/15/29 ~	255,000	216,425
4.750% due 06/15/29 ~	55,000	48,209
Global Infrastructure Solutions, Inc. 5.625% due 06/01/29 ~	115,000	90,358
7.500% due 04/15/32 ~	50,000	39,645
GrafTech Finance, Inc. 4.625% due 12/15/28 ~	95,000	78,156
Graham Packaging Co., Inc. 7.125% due 08/15/28 ~	185,000	154,655
Graphic Packaging International LLC 3.500% due 03/15/28 ~	150,000	130,780
3.750% due 02/01/30 ~	125,000	106,407
4.125% due 08/15/24	100,000	98,402
4.750% due 07/15/27 ~	200,000	188,560

	Principal Amount	Value
Great Lakes Dredge & Dock Corp. 5.250% due 06/01/29 ~	$250,000	$194,675
Griffon Corp. 5.750% due 03/01/28	125,000	114,569
Harsco Corp. 5.750% due 07/31/27 ~	310,000	245,255
Hexcel Corp. 4.200% due 02/15/27	60,000	55,496
Hillenbrand, Inc. 3.750% due 03/01/31	125,000	102,662
5.750% due 06/15/25	165,000	164,482
Howmet Aerospace, Inc. 5.950% due 02/01/37	397,000	386,054
6.750% due 01/15/28	257,000	260,887
6.875% due 05/01/25	12,000	12,334
Husky III Holding Ltd. (Canada) 13.000% Cash or 13.750% PIK due 02/15/25 ~	200,000	177,500
Imola Merger Corp. 4.750% due 05/15/29 ~	530,000	460,903
Intelligent Packaging Ltd. Finco, Inc./Intelligent Packaging Ltd. Co-Issuer LLC (Canada) 6.000% due 09/15/28 ~	260,000	210,202
JELD-WEN, Inc. 4.625% due 12/15/25 ~	100,000	83,888
4.875% due 12/15/27 ~	100,000	75,425
Koppers, Inc. 6.000% due 02/15/25 ~	150,000	142,737
LABL, Inc. 5.875% due 11/01/28 ~	40,000	34,926
6.750% due 07/15/26 ~	185,000	174,672
8.250% due 11/01/29 ~	250,000	199,587
10.500% due 07/15/27 ~	275,000	256,322
Likewize Corp. 9.750% due 10/15/25 ~	120,000	110,590
LSB Industries, Inc. 6.250% due 10/15/28 ~	283,000	259,292
Madison IAQ LLC 4.125% due 06/30/28 ~	210,000	175,875
5.875% due 06/30/29 ~	405,000	278,348
Manitowoc Co., Inc. 9.000% due 04/01/26 ~	125,000	117,674
Masonite International Corp. 3.500% due 02/15/30 ~	100,000	81,023
5.375% due 02/01/28 ~	134,000	124,128
MasTec, Inc. 6.625% due 08/15/29 ~	100,000	90,179
Mauser Packaging Solutions Holding Co. 5.500% due 04/15/24 ~	435,000	423,867
7.250% due 04/15/25 ~	505,000	468,022
MIWD Holdco II LLC/MIWD Finance Corp. 5.500% due 02/01/30 ~	65,000	51,834
Moog, Inc. 4.250% due 12/15/27 ~	115,000	106,573
Mueller Water Products, Inc. 4.000% due 06/15/29 ~	50,000	44,001
NAC Aviation 29 DAC (Ireland) 4.750% due 06/30/26	225,000	184,500
New Enterprise Stone & Lime Co., Inc. 5.250% due 07/15/28 ~	120,000	106,712
9.750% due 07/15/28 ~	250,000	231,804
OI European Group BV 4.750% due 02/15/30 ~	125,000	109,643
Oscar AcquisitionCo LLC/Oscar Finance, Inc. 9.500% due 04/15/30 ~	100,000	89,870
OT Merger Corp. 7.875% due 10/15/29 ~	200,000	106,503
Owens-Brockway Glass Container, Inc. 5.375% due 01/15/25 ~	48,000	46,126
5.875% due 08/15/23 ~	73,000	72,776
6.375% due 08/15/25 ~	300,000	294,432
6.625% due 05/13/27 ~	150,000	145,764
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc. 4.375% due 10/15/28 ~	100,000	89,468

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.000% due 10/15/27 ~	$200,000	$177,730
Pactiv LLC 7.950% due 12/15/25	100,000	96,741
8.375% due 04/15/27	100,000	97,801
PGT Innovations, Inc. 4.375% due 10/01/29 ~	50,000	41,926
Promontoria Holding 264 BV (Netherlands) 7.875% due 03/01/27 ~	200,000	185,505
Roller Bearing Co. of America, Inc. 4.375% due 10/15/29 ~	50,000	43,298
Rolls-Royce PLC (United Kingdom) 5.750% due 10/15/27 ~	300,000	286,239
Sealed Air Corp. 4.000% due 12/01/27 ~	250,000	227,214
5.000% due 04/15/29 ~	100,000	94,144
5.125% due 12/01/24 ~	50,000	49,211
5.500% due 09/15/25 ~	290,000	286,333
6.875% due 07/15/33 ~	54,000	53,608
Seaspan Corp. (Hong Kong) 5.500% due 08/01/29 ~	121,000	91,855
Sensata Technologies BV 5.000% due 10/01/25 ~	250,000	244,583
5.625% due 11/01/24 ~	200,000	199,052
5.875% due 09/01/30 ~	109,000	103,460
Sensata Technologies, Inc. 3.750% due 02/15/31 ~	210,000	173,077
4.375% due 02/15/30 ~	150,000	130,842
Silgan Holdings, Inc. 4.125% due 02/01/28	140,000	129,763
Smyrna Ready Mix Concrete LLC 6.000% due 11/01/28 ~	245,000	219,714
Spirit AeroSystems, Inc. 3.850% due 06/15/26	350,000	317,293
4.600% due 06/15/28	55,000	44,497
7.500% due 04/15/25 ~	375,000	371,366
9.375% due 11/30/29 ~	205,000	216,060
SPX FLOW, Inc. 8.750% due 04/01/30 ~	167,000	131,923
Standard Industries, Inc. 3.375% due 01/15/31 ~	466,000	351,638
4.750% due 01/15/28 ~	374,000	337,105
5.000% due 02/15/27 ~	460,000	425,140
Stericycle, Inc. 3.875% due 01/15/29 ~	324,000	283,116
5.375% due 07/15/24 ~	201,000	198,320
Stevens Holding Co., Inc. 6.125% due 10/01/26 ~	100,000	100,422
Summit Materials LLC/Summit Materials Finance Corp. 5.250% due 01/15/29 ~	165,000	153,912
6.500% due 03/15/27 ~	175,000	171,796
Terex Corp. 5.000% due 05/15/29 ~	175,000	157,504
Tervita Corp. (Canada) 11.000% due 12/01/25 ~	210,000	226,868
Titan Acquisition Ltd./Titan Co.-Borrower LLC (Canada) 7.750% due 04/15/26 ~	155,000	139,836
TK Elevator Holdco GmbH (Germany) 7.625% due 07/15/28 ~	200,000	163,628
TK Elevator US Newco, Inc. (Germany) 5.250% due 07/15/27 ~	490,000	435,904
TopBuild Corp. 3.625% due 03/15/29 ~	350,000	287,422
4.125% due 02/15/32 ~	35,000	28,492
TransDigm UK Holdings PLC 6.875% due 05/15/26	235,000	229,845
TransDigm, Inc. 4.625% due 01/15/29	488,000	429,940
4.875% due 05/01/29	188,000	164,223
5.500% due 11/15/27	705,000	663,461
6.250% due 03/15/26 ~	1,340,000	1,324,443
6.375% due 06/15/26	151,000	147,137
8.000% due 12/15/25 ~	140,000	142,379

	Principal Amount	Value
TriMas Corp. 4.125% due 04/15/29 ~	$100,000	$87,461
Trinity Industries, Inc. 4.550% due 10/01/24	175,000	170,110
Triumph Group, Inc. 6.250% due 09/15/24 ~	584,000	554,526
7.750% due 08/15/25	100,000	85,217
8.875% due 06/01/24 ~	86,000	87,638
Trivium Packaging Finance BV (Netherlands) 5.500% due 08/15/26 ~	300,000	275,726
8.500% due 08/15/27 ~	200,000	183,821
TTM Technologies, Inc. 4.000% due 03/01/29 ~	390,000	335,006
Tutor Perini Corp. 6.875% due 05/01/25 ~	150,000	131,486
Vertiv Group Corp. 4.125% due 11/15/28 ~	375,000	319,192
Victors Merger Corp. 6.375% due 05/15/29 ~	73,000	40,245
Waste Pro USA, Inc. 5.500% due 02/15/26 ~	240,000	212,486
Watco Cos LLC/Watco Finance Corp. 6.500% due 06/15/27 ~	200,000	190,316
Weekley Homes LLC/Weekley Finance Corp. 4.875% due 09/15/28 ~	165,000	138,937
WESCO Distribution, Inc. 7.125% due 06/15/25 ~	220,000	223,237
7.250% due 06/15/28 ~	390,000	395,935
Western Global Airlines LLC 10.375% due 08/15/25 ~	275,000	206,987
XPO Escrow Sub LLC 7.500% due 11/15/27 ~	100,000	101,322

		37,114,352

Technology - 4.0%

ACI Worldwide, Inc. 5.750% due 08/15/26 ~	115,000	111,900
Ahead DB Holdings LLC 6.625% due 05/01/28 ~	33,000	26,566
Amkor Technology, Inc. 6.625% due 09/15/27 ~	150,000	148,687
AthenaHealth Group, Inc. 6.500% due 02/15/30 ~	835,000	616,904
Black Knight InfoServ LLC 3.625% due 09/01/28 ~	164,000	142,680
Booz Allen Hamilton, Inc. 3.875% due 09/01/28 ~	99,000	87,886
4.000% due 07/01/29 ~	165,000	145,462
Boxer Parent Co., Inc. 7.125% due 10/02/25 ~	453,000	441,263
Central Parent, Inc./CDK Global, Inc. 7.250% due 06/15/29 ~	185,000	181,188
Clarivate Science Holdings Corp. 3.875% due 07/01/28 ~	300,000	260,273
4.875% due 07/01/29 ~	300,000	255,495
Cloud Software Group Holdings, Inc. 6.500% due 03/31/29 ~	875,000	738,558
Condor Merger Sub, Inc. 7.375% due 02/15/30 ~	665,000	535,868
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.000% due 11/01/29 ~	100,000	81,830
Consensus Cloud Solutions, Inc. 6.000% due 10/15/26 ~	250,000	234,876
6.500% due 10/15/28 ~	90,000	82,896
Crowdstrike Holdings, Inc. 3.000% due 02/15/29	115,000	97,180
CWT Travel Group, Inc. 8.500% due 11/19/26 ~	148,000	125,815
Diebold Nixdorf, Inc. 8.500% due 10/15/26 ~	101,747	61,303
9.375% due 07/15/25 ~	236,000	160,480
Elastic NV 4.125% due 07/15/29 ~	165,000	133,481

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
Entegris Escrow Corp. 5.950% due 06/15/30 ~	$155,000	$143,143
Entegris, Inc. 3.625% due 05/01/29 ~	250,000	203,881
Exela Intermediate LLC/Exela Finance, Inc. 11.500% due 07/15/26 ~	296,000	51,800
Fair Isaac Corp. 4.000% due 06/15/28 ~	120,000	109,113
5.250% due 05/15/26 ~	100,000	98,065
MicroStrategy, Inc. 6.125% due 06/15/28 ~	140,000	100,306
MSCI, Inc. 3.250% due 08/15/33 ~	245,000	189,557
3.625% due 09/01/30 ~	325,000	270,733
3.625% due 11/01/31 ~	75,000	62,132
3.875% due 02/15/31 ~	100,000	83,320
4.000% due 11/15/29 ~	313,000	273,189
NCR Corp. 5.000% due 10/01/28 ~	175,000	149,479
5.125% due 04/15/29 ~	396,000	331,891
5.750% due 09/01/27 ~	330,000	316,297
6.125% due 09/01/29 ~	80,000	74,933
ON Semiconductor Corp. 3.875% due 09/01/28 ~	205,000	179,209
Open Text Corp. (Canada) 3.875% due 02/15/28 ~	130,000	111,781
3.875% due 12/01/29 ~	417,000	335,949
Open Text Holdings, Inc. (Canada) 4.125% due 02/15/30 ~	225,000	180,887
4.125% due 12/01/31 ~	138,000	107,466
Pitney Bowes, Inc. 6.875% due 03/15/27 ~	200,000	171,262
7.250% due 03/15/29 ~	200,000	156,696
Playtika Holding Corp. 4.250% due 03/15/29 ~	340,000	267,325
Presidio Holdings, Inc. 4.875% due 02/01/27 ~	315,000	287,746
8.250% due 02/01/28 ~	225,000	208,949
PTC, Inc. 3.625% due 02/15/25 ~	77,000	73,458
4.000% due 02/15/28 ~	363,000	327,336
Rackspace Technology Global, Inc. 3.500% due 02/15/28 ~	155,000	90,267
5.375% due 12/01/28 ~	233,000	101,932
ROBLOX Corp. 3.875% due 05/01/30 ~	435,000	343,432
Rocket Software, Inc. 6.500% due 02/15/29 ~	200,000	157,925
Science Applications International Corp. 4.875% due 04/01/28 ~	160,000	148,255
Seagate HDD Cayman 4.091% due 06/01/29	250,000	207,622
4.750% due 01/01/25	25,000	24,356
4.875% due 03/01/24	300,000	294,576
5.750% due 12/01/34	600,000	509,793
9.625% due 12/01/32 ~	100,425	110,281
SS&C Technologies, Inc. 5.500% due 09/30/27 ~	568,000	533,026
Synaptics, Inc. 4.000% due 06/15/29 ~	200,000	168,799
Twilio, Inc. 3.625% due 03/15/29	110,000	89,507
3.875% due 03/15/31	85,000	67,558
Unisys Corp. 6.875% due 11/01/27 ~	300,000	230,790
Vericast Corp. 11.000% due 09/15/26 ~	347,450	371,771
Veritas US, Inc./Veritas Bermuda Ltd. 7.500% due 09/01/25 ~	558,000	385,505
Virtusa Corp. 7.125% due 12/15/28 ~	235,000	179,428
Western Digital Corp. 4.750% due 02/15/26	220,000	207,662

	Principal Amount	Value
Xerox Corp. 6.750% due 12/15/39	$150,000	$112,004
Xerox Holdings Corp. 5.000% due 08/15/25 ~	307,000	283,099
5.500% due 08/15/28 ~	300,000	240,571
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. 3.875% due 02/01/29 ~	300,000	252,497

		14,647,150

Utilities - 2.8%

Algonquin Power & Utilities Corp. (Canada) 4.750% due 01/18/82	250,000	202,861
AmeriGas Partners LP/AmeriGas Finance Corp. 5.500% due 05/20/25	65,000	62,554
5.625% due 05/20/24	165,000	160,418
5.750% due 05/20/27	100,000	93,092
5.875% due 08/20/26	484,000	460,410
Calpine Corp. 3.750% due 03/01/31 ~	265,000	213,711
4.500% due 02/15/28 ~	507,000	453,351
4.625% due 02/01/29 ~	200,000	171,932
5.000% due 02/01/31 ~	185,000	155,494
5.125% due 03/15/28 ~	339,000	303,177
5.250% due 06/01/26 ~	83,000	79,195
Clearway Energy Operating LLC 3.750% due 02/15/31 ~	300,000	249,457
3.750% due 01/15/32 ~	175,000	140,937
4.750% due 03/15/28 ~	174,000	160,862
DPL, Inc. 4.125% due 07/01/25	150,000	141,183
4.350% due 04/15/29	150,000	134,790
Drax Finco PLC (United Kingdom) 6.625% due 11/01/25 ~	250,000	239,307
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA (Colombia) 5.375% due 12/30/30 ~	200,000	140,292
FirstEnergy Corp. 1.600% due 01/15/26	100,000	88,578
2.050% due 03/01/25	100,000	92,816
2.250% due 09/01/30	150,000	119,321
2.650% due 03/01/30	150,000	122,567
4.400% due 07/15/27	450,000	419,602
5.350% due 07/15/47	600,000	536,738
7.375% due 11/15/31	450,000	507,611
InterGen NV (Netherlands) 7.000% due 06/30/23 ~	250,000	243,040
Leeward Renewable Energy Operations LLC 4.250% due 07/01/29 ~	120,000	102,680
NextEra Energy Operating Partners LP
3.875% due 10/15/26 ~	300,000	275,098
4.250% due 07/15/24 ~	85,000	82,589
4.500% due 09/15/27 ~	158,000	145,200
NRG Energy, Inc.
3.375% due 02/15/29 ~	90,000	72,716
3.625% due 02/15/31 ~	115,000	87,633
3.875% due 02/15/32 ~	939,000	707,044
5.250% due 06/15/29 ~	81,000	71,638
5.750% due 01/15/28	197,000	185,239
6.625% due 01/15/27	332,000	329,736
Pattern Energy Operations LP/Pattern Energy Operations, Inc. 4.500% due 08/15/28 ~	185,000	166,205
PG&E Corp.
5.000% due 07/01/28	115,000	105,164
5.250% due 07/01/30	471,000	429,333
Pike Corp. 5.500% due 09/01/28 ~	171,000	149,774
Solaris Midstream Holdings LLC 7.625% due 04/01/26 ~	250,000	248,962

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD HIGH YIELD BOND MARKET PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value
TransAlta Corp. (Canada)
6.500% due 03/15/40	$100,000	$92,306
7.750% due 11/15/29	110,000	112,489
Vistra Operations Co. LLC
4.375% due 05/01/29 ~	200,000	172,726
5.000% due 07/31/27 ~	574,000	533,988
5.500% due 09/01/26 ~	150,000	144,757
5.625% due 02/15/27 ~	250,000	237,716

		10,146,289

Total Corporate Bonds & Notes (Cost $406,003,939)		356,120,362

	Shares

SHORT-TERM INVESTMENT - 0.2%

Money Market Fund - 0.2%

BlackRock Liquidity Funds: T-Fund, Institutional Shares 4.030%	614,847	614,847

Total Short-Term Investment (Cost $614,847)		614,847

TOTAL INVESTMENTS - 98.5% (Cost $406,663,777)		356,740,362

OTHER ASSETS & LIABILITIES, NET - 1.5%		5,538,222

NET ASSETS - 100.0%		$362,278,584

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Cyclical	22.7%
Communications	16.9%
Consumer, Non-Cyclical	14.4%
Energy	11.9%
Financial	10.4%
Industrial	10.3%
Basic Materials	4.8%
Technology	4.0%
Others (each less than 3.0%)	3.1%

98.5%
Other Assets & Liabilities, Net	1.5%

100.0%

(b)

Investments with a total aggregate value of $830 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	An investment with a value of $830 or less than 0.1% of the Fund’s net assets was in default as of December 31, 2022.

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stock	$5,153	$5,153	$—	$—
	Corporate Bonds & Notes	356,120,362	—	356,120,362	—
	Short-Term Investment	614,847	614,847	—	—

	Total	$356,740,362	$620,000	$356,120,362	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 97.4%

Basic Materials - 1.1%

Albemarle Corp.	2,852	$618,485
Axalta Coating Systems Ltd. *	2,364	60,211
CF Industries Holdings, Inc.	9,465	806,418
Chemours Co.	4,565	139,780
Ecolab, Inc.	10,507	1,529,399
FMC Corp.	1,956	244,109
Linde PLC (United Kingdom)	4,980	1,624,376
Mosaic Co.	2,019	88,574
MP Materials Corp. *	4,119	100,009
PPG Industries, Inc.	5,896	741,363
Royal Gold, Inc.	219	24,686
RPM International, Inc.	295	28,748
Sherwin-Williams Co.	11,412	2,708,410
Southern Copper Corp. (Mexico)	2,552	154,115
Valvoline, Inc.	8,133	265,542

		9,134,225

Communications - 12.4%

Airbnb, Inc. Class A *	17,903	1,530,707
Alphabet, Inc. Class A *	249,782	22,038,266
Alphabet, Inc. Class C *	221,512	19,654,760
Amazon.com, Inc. *	424,231	35,635,404
Arista Networks, Inc. *	11,778	1,429,260
Booking Holdings, Inc. *	1,851	3,730,283
Cable One, Inc.	166	118,169
CDW Corp.	6,447	1,151,305
Charter Communications, Inc. Class A *	5,117	1,735,175
Corning, Inc.	2,023	64,615
DoorDash, Inc. Class A *	10,511	513,147
eBay, Inc.	3,307	137,141
Etsy, Inc. *	6,069	726,945
Expedia Group, Inc. *	7,256	635,626
FactSet Research Systems, Inc.	1,789	717,765
GoDaddy, Inc. Class A *	927	69,358
Liberty Broadband Corp. Class A *	440	33,374
Liberty Broadband Corp. Class C *	2,722	207,607
Liberty Media Corp. - Liberty Formula One Class C *	1,020	60,976
Liberty Media Corp. - Liberty SiriusXM Class A *	947	37,227
Liberty Media Corp. - Liberty SiriusXM Class C *	1,953	76,421
Lyft, Inc. Class A *	11,133	122,686
Match Group, Inc. *	12,450	516,551
Meta Platforms, Inc. Class A *	22,839	2,748,445
Netflix, Inc. *	9,423	2,778,654
Nexstar Media Group, Inc. Class A	242	42,357
NortonLifeLock, Inc.	10,300	220,729
Okta, Inc. *	1,134	77,486
Opendoor Technologies, Inc. *	8,920	10,347
Palo Alto Networks, Inc. *	14,034	1,958,304
Pinterest, Inc. Class A *	5,501	133,564
Roku, Inc. *	1,539	62,637
Spotify Technology SA *	6,597	520,833
Trade Desk, Inc. Class A *	20,958	939,547
TripAdvisor, Inc. *	376	6,760
Uber Technologies, Inc. *	79,311	1,961,361
Ubiquiti, Inc.	78	21,335
VeriSign, Inc. *	466	95,735
Walt Disney Co. *	5,812	504,947
Warner Bros Discovery, Inc. *	82,801	784,953
Wayfair, Inc. Class A *	2,495	82,061
Wix.com Ltd. * (Israel)	2,203	169,257
World Wrestling Entertainment, Inc. Class A	2,118	145,125
Zillow Group, Inc. Class A *	161	5,025
Zillow Group, Inc. Class C *	454	14,623

		104,226,853

Consumer, Cyclical - 10.5%

Advance Auto Parts, Inc.	219	32,199
Allison Transmission Holdings, Inc.	3,652	151,923

	Shares	Value
Aptiv PLC *	3,327	$309,843
AutoZone, Inc. *	821	2,024,734
Best Buy Co., Inc.	2,905	233,010
BJ’s Wholesale Club Holdings, Inc. *	3,839	253,988
Brunswick Corp.	640	46,131
Burlington Stores, Inc. *	2,933	594,695
Caesars Entertainment, Inc. *	6,475	269,360
CarMax, Inc. *	957	58,272
Carvana Co. *	5,288	25,065
Chipotle Mexican Grill, Inc. *	1,329	1,843,974
Choice Hotels International, Inc.	1,626	183,153
Churchill Downs, Inc.	1,706	360,700
Copart, Inc. *	20,211	1,230,648
Core & Main, Inc. Class A *	899	17,360
Costco Wholesale Corp.	21,132	9,646,758
Darden Restaurants, Inc.	4,211	582,508
Deckers Outdoor Corp. *	1,084	432,689
Delta Air Lines, Inc. *	30,649	1,007,126
Dollar General Corp.	10,791	2,657,284
Dollar Tree, Inc. *	3,163	447,375
Domino’s Pizza, Inc.	1,207	418,105
DR Horton, Inc.	7,994	712,585
DraftKings, Inc. Class A *	16,945	193,003
Fastenal Co.	27,146	1,284,549
Five Below, Inc. *	2,554	451,726
Floor & Decor Holdings, Inc. Class A *	5,051	351,701
Freshpet, Inc. *	1,154	60,897
Genuine Parts Co.	511	88,664
Hilton Worldwide Holdings, Inc.	9,222	1,165,292
Home Depot, Inc.	28,604	9,034,859
IAA, Inc. *	5,037	201,480
Las Vegas Sands Corp. *	6,136	294,957
Leslie’s, Inc. *	6,503	79,402
Live Nation Entertainment, Inc. *	3,853	268,708
Lowe’s Cos., Inc.	25,579	5,096,360
Lucid Group, Inc. *	22,664	154,795
Lululemon Athletica, Inc. *	5,345	1,712,431
Madison Square Garden Sports Corp.	402	73,699
Marriott International, Inc. Class A	12,663	1,885,394
Mattel, Inc. *	7,692	137,225
McDonald’s Corp.	8,571	2,258,716
NIKE, Inc. Class B	58,483	6,843,096
Nordstrom, Inc.	4,322	69,757
Norwegian Cruise Line Holdings Ltd. *	2,090	25,582
NVR, Inc. *	104	479,708
O’Reilly Automotive, Inc. *	1,219	1,028,872
Ollie’s Bargain Outlet Holdings, Inc. *	400	18,736
Planet Fitness, Inc. Class A *	3,026	238,449
Polaris, Inc.	2,069	208,969
Pool Corp.	1,843	557,194
PulteGroup, Inc.	4,197	191,089
RH *	389	103,937
Ross Stores, Inc.	6,902	801,115
Scotts Miracle-Gro Co.	627	30,466
SiteOne Landscape Supply, Inc. *	1,280	150,170
Six Flags Entertainment Corp. *	1,629	37,874
Skechers USA, Inc. Class A *	1,125	47,194
Starbucks Corp.	19,740	1,958,208
Tapestry, Inc.	1,677	63,860
Target Corp.	12,215	1,820,524
Tesla, Inc. *	123,357	15,195,115
TJX Cos., Inc.	55,414	4,410,954
Toll Brothers, Inc.	2,620	130,790
Tractor Supply Co.	5,206	1,171,194
Travel & Leisure Co.	2,615	95,186
Ulta Beauty, Inc. *	2,397	1,124,361
Vail Resorts, Inc.	1,826	435,227
Victoria’s Secret, Inc. *	2,740	98,037
Watsco, Inc.	791	197,275
Wendy’s Co.	8,274	187,241

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
WESCO International, Inc. *	1,070	$133,964
Williams-Sonoma, Inc.	2,562	294,425
WW Grainger, Inc.	2,125	1,182,031
Wyndham Hotels & Resorts, Inc.	3,048	217,353
Wynn Resorts Ltd. *	608	50,142
YETI Holdings, Inc. *	3,970	164,001
Yum! Brands, Inc.	1,495	191,480

		88,286,919

Consumer, Non-Cyclical - 19.6%

10X Genomics, Inc. Class A *	3,841	139,966
Abbott Laboratories	10,766	1,181,999
AbbVie, Inc.	84,355	13,632,612
agilon health, Inc. *	8,472	136,738
Align Technology, Inc. *	2,772	584,615
Alnylam Pharmaceuticals, Inc. *	5,861	1,392,867
AmerisourceBergen Corp.	7,457	1,235,699
Amgen, Inc.	21,409	5,622,860
Automatic Data Processing, Inc.	18,295	4,369,944
Avantor, Inc. *	26,537	559,665
Avery Dennison Corp.	2,409	436,029
Baxter International, Inc.	3,567	181,810
Bio-Techne Corp.	7,356	609,665
Booz Allen Hamilton Holding Corp.	6,201	648,128
Boston Beer Co., Inc. Class A *	429	141,364
Bright Horizons Family Solutions, Inc. *	756	47,704
Brown-Forman Corp. Class A	1,192	78,386
Brown-Forman Corp. Class B	5,257	345,280
Bruker Corp.	5,143	351,524
Catalent, Inc. *	2,472	111,265
Certara, Inc. *	3,700	59,459
Charles River Laboratories International, Inc. *	2,299	500,952
Chemed Corp.	248	126,587
Church & Dwight Co., Inc.	5,324	429,168
Cigna Corp.	2,272	752,804
Cintas Corp.	3,852	1,739,640
Clorox Co.	4,957	695,616
Coca-Cola Co.	139,771	8,890,833
Colgate-Palmolive Co.	24,358	1,919,167
CoStar Group, Inc. *	2,872	221,948
Danaher Corp.	2,099	557,117
Darling Ingredients, Inc. *	639	39,995
DaVita, Inc. *	2,651	197,950
Dexcom, Inc. *	18,471	2,091,656
Edwards Lifesciences Corp. *	29,491	2,200,323
Elevance Health, Inc.	3,459	1,774,363
Eli Lilly & Co.	32,737	11,976,504
Equifax, Inc.	2,890	561,700
Estee Lauder Cos., Inc. Class A	10,951	2,717,053
Euronet Worldwide, Inc. *	1,663	156,954
Exact Sciences Corp. *	1,437	71,146
Exelixis, Inc. *	12,294	197,196
FleetCor Technologies, Inc. *	3,417	627,635
FTI Consulting, Inc. *	643	102,108
Gartner, Inc. *	3,652	1,227,583
Ginkgo Bioworks Holdings, Inc. *	9,821	16,597
Globus Medical, Inc. Class A *	444	32,976
Grocery Outlet Holding Corp. *	577	16,843
Guardant Health, Inc. *	4,794	130,397
GXO Logistics, Inc. *	523	22,327
H&R Block, Inc.	6,152	224,609
HCA Healthcare, Inc.	625	149,975
Hershey Co.	5,975	1,383,631
Horizon Therapeutics PLC *	9,785	1,113,533
Humana, Inc.	4,262	2,182,954
ICU Medical, Inc. *	170	26,772
IDEXX Laboratories, Inc. *	3,932	1,604,099
Incyte Corp. *	7,497	602,159
Insulet Corp. *	3,276	964,422
Intuitive Surgical, Inc. *	15,555	4,127,519

	Shares	Value
Ionis Pharmaceuticals, Inc. *	5,993	$226,356
IQVIA Holdings, Inc. *	8,847	1,812,662
Kellogg Co.	6,638	472,891
Kimberly-Clark Corp.	9,450	1,282,837
Lamb Weston Holdings, Inc.	6,846	611,759
Maravai LifeSciences Holdings, Inc. Class A *	5,092	72,867
MarketAxess Holdings, Inc.	1,736	484,153
Masimo Corp. *	1,869	276,519
McKesson Corp.	1,360	510,163
Merck & Co., Inc.	50,591	5,613,071
Mister Car Wash, Inc. *	2,422	22,355
Moderna, Inc. *	937	168,304
Molina Healthcare, Inc. *	2,119	699,736
Monster Beverage Corp. *	16,221	1,646,918
Moody’s Corp.	7,200	2,006,064
Morningstar, Inc.	1,087	235,433
Natera, Inc. *	4,300	172,731
Neurocrine Biosciences, Inc. *	4,553	543,810
Novavax, Inc. *	3,498	35,959
Novocure Ltd. *	4,750	348,412
Olaplex Holdings, Inc. *	5,642	29,395
Paylocity Holding Corp. *	1,844	358,215
PayPal Holdings, Inc. *	16,863	1,200,983
Penumbra, Inc. *	1,738	386,635
PepsiCo, Inc.	55,756	10,072,879
Performance Food Group Co. *	2,133	124,546
Pilgrim’s Pride Corp. *	1,027	24,371
Procter & Gamble Co.	48,058	7,283,670
Quanta Services, Inc.	3,703	527,677
Regeneron Pharmaceuticals, Inc. *	724	522,359
Repligen Corp. *	1,935	327,615
ResMed, Inc.	6,814	1,418,198
Robert Half International, Inc.	4,440	327,805
Rollins, Inc.	10,417	380,637
Sarepta Therapeutics, Inc. *	4,092	530,241
Seagen, Inc. *	6,514	837,114
Shift4 Payments, Inc. Class A *	2,753	153,975
Sotera Health Co. *	4,611	38,410
Stryker Corp.	8,975	2,194,298
Syneos Health, Inc. *	750	27,510
Sysco Corp.	24,276	1,855,900
Tandem Diabetes Care, Inc. *	2,700	121,365
Teladoc Health, Inc. *	761	17,998
Thermo Fisher Scientific, Inc.	2,266	1,247,864
Toast, Inc. Class A *	11,540	208,066
TransUnion	6,693	379,828
Ultragenyx Pharmaceutical, Inc. *	2,248	104,150
United Rentals, Inc. *	1,560	554,455
UnitedHealth Group, Inc.	40,627	21,539,623
Verisk Analytics, Inc.	7,345	1,295,805
Vertex Pharmaceuticals, Inc. *	11,521	3,327,034
Waters Corp. *	2,841	973,270
West Pharmaceutical Services, Inc.	3,556	836,905
WEX, Inc. *	1,390	227,473
WillScot Mobile Mini Holdings Corp. *	5,233	236,375
Zoetis, Inc.	22,472	3,293,272

		164,471,306

Energy - 1.9%

Antero Resources Corp. *	8,688	269,241
Cheniere Energy, Inc.	6,816	1,022,127
Coterra Energy, Inc.	5,912	145,258
Devon Energy Corp.	15,088	928,063
Diamondback Energy, Inc.	4,807	657,501
Enphase Energy, Inc. *	6,251	1,656,265
Enviva, Inc.	1,390	73,628
EOG Resources, Inc.	20,402	2,642,467
Halliburton Co.	19,314	760,006
Hess Corp.	10,446	1,481,452
New Fortress Energy, Inc.	2,391	101,426

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Occidental Petroleum Corp.	31,283	$1,970,516
ONEOK, Inc.	2,281	149,862
Ovintiv, Inc.	8,823	447,414
PDC Energy, Inc.	2,302	146,131
Pioneer Natural Resources Co.	6,254	1,428,351
Plug Power, Inc. *	11,720	144,976
Range Resources Corp.	7,879	197,133
Southwestern Energy Co. *	3,587	20,984
Targa Resources Corp.	10,701	786,524
Texas Pacific Land Corp.	274	642,319

		15,671,644

Financial - 7.8%

American Express Co.	1,724	254,721
American Tower Corp. REIT	16,985	3,598,442
Ameriprise Financial, Inc.	3,284	1,022,539
Aon PLC Class A	9,211	2,764,590
Apartment Income REIT Corp. REIT	594	20,380
Apollo Global Management, Inc.	17,571	1,120,854
Arch Capital Group Ltd. *	5,319	333,927
Ares Management Corp. Class A	7,218	494,000
Arthur J Gallagher & Co.	1,077	203,058
Assurant, Inc.	164	20,510
Blackstone, Inc.	33,402	2,478,094
Blue Owl Capital, Inc.	20,510	217,406
Brown & Brown, Inc.	808	46,032
Camden Property Trust REIT	395	44,193
CBRE Group, Inc. Class A *	7,311	562,655
Charles Schwab Corp.	40,263	3,352,297
Credit Acceptance Corp. *	59	27,990
Crown Castle, Inc. REIT	20,592	2,793,099
Equinix, Inc. REIT	3,323	2,176,665
Equity LifeStyle Properties, Inc. REIT	5,336	344,706
Erie Indemnity Co. Class A	903	224,594
Everest Re Group Ltd.	546	180,873
Extra Space Storage, Inc. REIT	716	105,381
First Citizens BancShares, Inc. Class A	137	103,895
Iron Mountain, Inc. REIT	10,329	514,901
Lamar Advertising Co. Class A REIT	3,753	354,283
Lincoln National Corp.	1,760	54,067
LPL Financial Holdings, Inc.	3,751	810,854
Markel Corp. *	139	183,131
Marsh & McLennan Cos., Inc.	21,125	3,495,765
Mastercard, Inc. Class A	40,632	14,128,965
Progressive Corp.	24,241	3,144,300
Public Storage REIT	5,942	1,664,889
Raymond James Financial, Inc.	709	75,757
RenaissanceRe Holdings Ltd. (Bermuda)	1,081	199,153
Rocket Cos., Inc. Class A	2,998	20,986
Ryan Specialty Holdings, Inc. *	3,734	154,998
SBA Communications Corp. REIT	1,192	334,129
Signature Bank	143	16,476
Simon Property Group, Inc. REIT	7,461	876,518
SVB Financial Group *	1,762	405,507
Tradeweb Markets, Inc. Class A	3,090	200,634
Upstart Holdings, Inc. *	636	8,408
UWM Holdings Corp.	3,214	10,638
Visa, Inc. Class A	78,577	16,325,157
Western Alliance Bancorp	2,938	174,987
Western Union Co.	6,532	89,946

		65,735,350

Industrial - 7.3%

Advanced Drainage Systems, Inc.	3,039	249,107
AECOM	376	31,934
AGCO Corp.	414	57,418
Agilent Technologies, Inc.	12,700	1,900,555
Allegion PLC	3,408	358,726
Amphenol Corp. Class A	21,145	1,609,980
AO Smith Corp.	1,403	80,308

	Shares	Value
Ardagh Metal Packaging SA	3,859	$18,562
Armstrong World Industries, Inc.	1,117	76,615
Arrow Electronics, Inc. *	220	23,005
Axon Enterprise, Inc. *	2,513	416,982
Ball Corp.	5,671	290,015
Berry Global Group, Inc.	2,860	172,830
Boeing Co. *	8,074	1,538,016
BWX Technologies, Inc.	1,616	93,857
Carlisle Cos., Inc.	2,069	487,560
Caterpillar, Inc.	21,702	5,198,931
CH Robinson Worldwide, Inc.	1,533	140,361
ChargePoint Holdings, Inc. *	11,604	110,586
Cognex Corp.	7,875	370,991
Coherent Corp. *	925	32,468
Crown Holdings, Inc.	4,719	387,949
CSX Corp.	25,688	795,814
Deere & Co.	13,163	5,643,768
Donaldson Co., Inc.	1,037	61,048
Eagle Materials, Inc.	1,477	196,219
Emerson Electric Co.	8,873	852,340
Expeditors International of Washington, Inc.	2,342	243,381
Fortune Brands Home & Security, Inc.	2,045	116,790
Generac Holdings, Inc. *	2,943	296,242
General Electric Co.	2,787	233,523
Graco, Inc.	5,631	378,741
Graphic Packaging Holding Co.	10,705	238,186
HEICO Corp.	2,080	319,571
HEICO Corp. Class A	3,563	427,026
Honeywell International, Inc.	9,395	2,013,349
Howmet Aerospace, Inc.	1,760	69,362
Huntington Ingalls Industries, Inc.	393	90,657
IDEX Corp.	614	140,195
Illinois Tool Works, Inc.	13,146	2,896,064
Jabil, Inc.	5,138	350,412
JB Hunt Transport Services, Inc.	3,517	613,224
Keysight Technologies, Inc. *	7,948	1,359,664
Landstar System, Inc.	1,580	257,382
Lincoln Electric Holdings, Inc.	2,675	386,511
Lockheed Martin Corp.	11,149	5,423,877
Louisiana-Pacific Corp.	466	27,587
Martin Marietta Materials, Inc.	248	83,817
Masco Corp.	557	25,995
Masterbrand, Inc. *	2,045	15,440
Mettler-Toledo International, Inc. *	1,057	1,527,841
Middleby Corp. *	170	22,763
MSA Safety, Inc.	618	89,109
National Instruments Corp.	772	28,487
Nordson Corp.	615	146,198
Northrop Grumman Corp.	828	451,765
Old Dominion Freight Line, Inc.	4,728	1,341,712
Otis Worldwide Corp.	2,344	183,559
Parker-Hannifin Corp.	1,404	408,564
Republic Services, Inc.	599	77,265
Rockwell Automation, Inc.	3,701	953,267
RXO, Inc. *	353	6,072
Sealed Air Corp.	7,114	354,846
Spirit AeroSystems Holdings, Inc. Class A	4,496	133,082
Tetra Tech, Inc.	994	144,319
TopBuild Corp. *	1,268	198,429
Toro Co.	4,922	557,170
Trane Technologies PLC	6,353	1,067,876
TransDigm Group, Inc.	965	607,612
Trex Co., Inc. *	5,341	226,085
Union Pacific Corp.	29,333	6,073,984
United Parcel Service, Inc. Class B	31,297	5,440,670
Universal Display Corp.	2,008	216,944
Valmont Industries, Inc.	133	43,979
Vertiv Holdings Co.	2,178	29,751
Vontier Corp.	4,244	82,037
Vulcan Materials Co.	3,076	538,638

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Waste Management, Inc.	18,349	$2,878,591
XPO Logistics, Inc. *	353	11,751
Xylem, Inc.	1,139	125,939

		61,171,246

Technology - 36.7%

Accenture PLC Class A	30,243	8,070,042
Adobe, Inc. *	22,161	7,457,841
Advanced Micro Devices, Inc. *	60,748	3,934,648
Allegro MicroSystems, Inc. * (Japan)	3,439	103,239
Alteryx, Inc. Class A *	2,728	138,228
Analog Devices, Inc.	4,952	812,277
ANSYS, Inc. *	2,188	528,599
Apple, Inc.	717,348	93,205,026
Applied Materials, Inc.	40,984	3,991,022
AppLovin Corp. Class A *	10,213	107,543
Aspen Technology, Inc. *	1,302	267,431
Atlassian Corp. Class A *	6,854	881,973
Autodesk, Inc. *	10,397	1,942,887
Bentley Systems, Inc. Class B	8,315	307,322
Black Knight, Inc. *	653	40,323
Broadcom, Inc.	18,851	10,540,160
Broadridge Financial Solutions, Inc.	4,988	669,040
Cadence Design Systems, Inc. *	13,024	2,092,175
CCC Intelligent Solutions Holdings, Inc. *	2,979	25,917
Ceridian HCM Holding, Inc. *	1,180	75,697
Cloudflare, Inc. Class A *	13,680	618,473
Confluent, Inc. Class A *	5,639	125,411
Coupa Software, Inc. *	1,899	150,344
Crowdstrike Holdings, Inc. Class A *	9,920	1,044,477
Datadog, Inc. Class A *	12,665	930,877
Definitive Healthcare Corp. *	1,131	12,430
Dell Technologies, Inc. Class C	1,858	74,729
DocuSign, Inc. *	9,262	513,300
DoubleVerify Holdings, Inc. *	2,703	59,358
Doximity, Inc. Class A *	2,849	95,612
Dropbox, Inc. Class A *	11,860	265,427
Dynatrace, Inc. *	9,285	355,616
Elastic NV *	3,909	201,314
Electronic Arts, Inc.	789	96,400
Entegris, Inc.	6,885	451,587
EPAM Systems, Inc. *	2,645	866,872
Fair Isaac Corp. *	1,181	706,923
Fiserv, Inc. *	2,461	248,733
Five9, Inc. *	3,486	236,560
Fortinet, Inc. *	30,841	1,507,816
Genpact Ltd.	4,328	200,473
GLOBALFOUNDRIES, Inc. *	686	36,969
Globant SA *	2,019	339,515
HP, Inc.	22,697	609,868
HubSpot, Inc. *	2,226	643,603
International Business Machines Corp.	28,692	4,042,416
Intuit, Inc.	13,153	5,119,411
Jack Henry & Associates, Inc.	3,436	603,224
Jamf Holding Corp. *	2,279	48,543
KBR, Inc.	4,078	215,318
KLA Corp.	6,766	2,550,985
Lam Research Corp.	6,534	2,746,240
Lattice Semiconductor Corp. *	6,537	424,121
Manhattan Associates, Inc. *	1,781	216,213
Microchip Technology, Inc.	21,671	1,522,388
Micron Technology, Inc.	10,025	501,049
Microsoft Corp.	357,136	85,648,356
MongoDB, Inc. *	3,115	613,157
Monolithic Power Systems, Inc.	2,122	750,360
MSCI, Inc.	2,799	1,302,011
nCino, Inc. *	506	13,379
NCR Corp. *	300	7,023
NetApp, Inc.	10,487	629,849
New Relic, Inc. *	2,442	137,851

	Shares	Value
Nutanix, Inc. Class A *	5,761	$150,074
NVIDIA Corp.	114,944	16,797,916
ON Semiconductor Corp. *	12,780	797,089
Oracle Corp.	50,122	4,096,972
Palantir Technologies, Inc. Class A *	86,427	554,861
Paychex, Inc.	15,425	1,782,513
Paycom Software, Inc. *	2,450	760,259
Pegasystems, Inc.	1,787	61,187
Playtika Holding Corp. *	4,820	41,018
Procore Technologies, Inc. *	2,506	118,233
PTC, Inc. *	5,011	601,520
Pure Storage, Inc. Class A *	13,635	364,873
QUALCOMM, Inc.	53,481	5,879,701
RingCentral, Inc. Class A *	3,792	134,237
ROBLOX Corp. Class A *	21,591	614,480
Salesforce, Inc. *	9,914	1,314,497
SentinelOne, Inc. Class A *	5,472	79,836
ServiceNow, Inc. *	9,556	3,710,308
Smartsheet, Inc. Class A *	6,249	245,961
Snowflake, Inc. Class A *	13,715	1,968,651
Splunk, Inc. *	7,862	676,840
Synopsys, Inc. *	7,271	2,321,558
Take-Two Interactive Software, Inc. *	6,400	666,432
Teradata Corp. *	2,565	86,338
Teradyne, Inc.	6,856	598,872
Texas Instruments, Inc.	29,663	4,900,921
Thoughtworks Holding, Inc. *	3,865	39,384
Twilio, Inc. Class A *	2,944	144,138
Tyler Technologies, Inc. *	1,690	544,873
UiPath, Inc. Class A *	1,558	19,802
Unity Software, Inc. *	7,874	225,118
Veeva Systems, Inc. Class A *	6,592	1,063,817
VMware, Inc. Class A *	4,838	593,913
Workday, Inc. Class A *	9,526	1,593,986
Zebra Technologies Corp. Class A *	974	249,743
Zoom Video Communications, Inc. Class A *	5,990	405,763
ZoomInfo Technologies, Inc. *	13,412	403,835
Zscaler, Inc. *	4,009	448,607

		307,734,097

Utilities - 0.1%

AES Corp.	5,453	156,828
National Fuel Gas Co.	357	22,598
Vistra Corp.	11,168	259,098

		438,524

Total Common Stocks (Cost $751,549,987)		816,870,164

EXCHANGE-TRADED FUND - 1.8%

iShares Russell 1000 Growth	70,663	15,138,841

Total Exchange-Traded Fund (Cost $15,561,493)		15,138,841

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Principal Amount	Value

SHORT-TERM INVESTMENT - 0.9%

Repurchase Agreement - 0.9%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $7,449,926; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $7,595,595)	$7,446,658	$7,446,658

Total Short-Term Investment (Cost $7,446,658)		7,446,658

TOTAL INVESTMENTS - 100.1% (Cost $774,558,138)		839,455,663

DERIVATIVES - (0.1%)		(360,506)

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(93,476)

NET ASSETS - 100.0%		$839,001,681

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Technology	36.7%
Consumer, Non-Cyclical	19.6%
Communications	12.4%
Consumer, Cyclical	10.5%
Financial	7.8%
Industrial	7.3%
Others (each less than 3.0%)	5.8%

	100.1%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Nasdaq 100 E-Mini Index	03/23	20	$4,689,382	$4,408,900	($280,482)
S&P 500 E-Mini Index	03/23	13	2,589,674	2,509,650	(80,024)

Total Futures Contracts					($360,506)

(c)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks	$816,870,164	$816,870,164	$—	$—
	Exchange-Traded Fund	15,138,841	15,138,841	—	—
	Short-Term Investment	7,446,658	—	7,446,658	—

	Total Assets	839,455,663	832,009,005	7,446,658	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(360,506)	(360,506)	—	—

	Total Liabilities	(360,506)	(360,506)	—	—

	Total	$839,095,157	$831,648,499	$7,446,658	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 97.8%
Basic Materials - 3.4%
Air Products & Chemicals, Inc.	10,358	$3,192,957
Albemarle Corp.	2,632	570,776
Alcoa Corp.	8,203	372,990
Ashland, Inc.	2,461	264,631
Axalta Coating Systems Ltd. *	7,555	192,426
Celanese Corp.	5,012	512,427
Chemours Co.	2,836	86,838
Cleveland-Cliffs, Inc. *	23,988	386,447
Dow, Inc.	32,930	1,659,343
DuPont de Nemours, Inc.	23,445	1,609,030
Eastman Chemical Co.	5,589	455,168
Ecolab, Inc.	1,386	201,746
Element Solutions, Inc.	10,421	189,558
FMC Corp.	3,836	478,733
Freeport-McMoRan, Inc.	66,676	2,533,688
Huntsman Corp.	8,392	230,612
International Flavors & Fragrances, Inc.	12,016	1,259,757
International Paper Co.	16,601	574,893
Linde PLC (United Kingdom)	18,263	5,957,025
LyondellBasell Industries NV Class A	12,192	1,012,302
Mosaic Co.	13,740	602,774
NewMarket Corp.	236	73,422
Newmont Corp.	36,918	1,742,530
Nucor Corp.	11,987	1,580,006
Olin Corp.	5,898	312,240
PPG Industries, Inc.	5,124	644,292
Reliance Steel & Aluminum Co.	2,729	552,459
Royal Gold, Inc.	2,981	336,018
RPM International, Inc.	5,605	546,207
Southern Copper Corp. (Mexico)	1,352	81,647
SSR Mining, Inc. (Canada)	9,811	153,738
Steel Dynamics, Inc.	7,781	760,204
United States Steel Corp.	10,581	265,054
Westlake Corp.	1,527	156,579

		29,548,517

Communications - 8.6%

Alphabet, Inc. Class A *	36,589	3,228,248
Alphabet, Inc. Class C *	32,448	2,879,111
Altice USA, Inc. Class A *	9,681	44,533
AT&T, Inc.	335,004	6,167,424
Cable One, Inc.	101	71,898
Ciena Corp. *	6,945	354,056
Cisco Systems, Inc.	192,287	9,160,553
Comcast Corp. Class A	200,724	7,019,318
Corning, Inc.	33,618	1,073,759
DISH Network Corp. Class A *	12,609	177,030
DoorDash, Inc. Class A *	1,330	64,931
eBay, Inc.	22,083	915,782
F5, Inc. *	2,873	412,304
Fox Corp. Class A	13,889	421,809
Fox Corp. Class B	6,683	190,131
Frontier Communications Parent, Inc. *	11,334	288,790
Gen Digital, Inc.	16,774	359,467
GoDaddy, Inc. Class A *	6,424	480,644
IAC, Inc. *	3,761	166,988
Interpublic Group of Cos., Inc.	18,556	618,100
Juniper Networks, Inc.	15,251	487,422
Liberty Broadband Corp. Class A *	516	39,139
Liberty Broadband Corp. Class C *	2,851	217,446
Liberty Media Corp. - Liberty Formula One Class A *	808	43,171
Liberty Media Corp. - Liberty Formula One Class C *	8,247	493,006
Liberty Media Corp. - Liberty SiriusXM Class A *	2,508	98,590

	Shares	Value
Liberty Media Corp. - Liberty SiriusXM Class C *	5,171	$202,341
Lumen Technologies, Inc.	48,209	251,651
Lyft, Inc. Class A *	2,837	31,264
Match Group, Inc. *	831	34,478
Meta Platforms, Inc. Class A *	82,785	9,962,347
Motorola Solutions, Inc.	7,664	1,975,089
Netflix, Inc. *	11,245	3,315,926
New York Times Co. Class A	7,433	241,275
News Corp. Class A	17,686	321,885
News Corp. Class B	5,501	101,438
Nexstar Media Group, Inc.	1,507	263,770
Okta, Inc. *	6,101	416,881
Omnicom Group, Inc.	9,382	765,290
Opendoor Technologies, Inc. *	16,826	19,518
Paramount Global Class A	378	7,413
Paramount Global Class B	27,264	460,216
Pinterest, Inc. Class A *	20,967	509,079
Robinhood Markets, Inc. Class A *	25,714	209,312
Roku, Inc. *	3,974	161,742
Sirius XM Holdings, Inc.	32,825	191,698
T-Mobile US, Inc. *	27,874	3,902,360
TripAdvisor, Inc. *	4,343	78,087
Uber Technologies, Inc. *	11,729	290,058
Ubiquiti, Inc.	104	28,447
VeriSign, Inc. *	3,873	795,669
Verizon Communications, Inc.	196,661	7,748,443
Viasat, Inc. *	3,177	100,552
Walt Disney Co. *	79,543	6,910,696
Warner Bros Discovery, Inc. *	29,047	275,366
Wayfair, Inc. Class A *	1,508	49,598
Wix.com Ltd. * (Israel)	552	42,410
Zillow Group, Inc. Class A *	2,529	78,930
Zillow Group, Inc. Class C *	7,123	229,432

		75,446,311

Consumer, Cyclical - 7.6%

Advance Auto Parts, Inc.	2,603	382,719
Alaska Air Group, Inc. *	5,578	239,519
Allison Transmission Holdings, Inc.	817	33,987
AMC Entertainment Holdings, Inc. Class A *	23,917	97,342
American Airlines Group, Inc. *	30,634	389,664
Aptiv PLC *	9,362	871,883
Aramark	10,641	439,899
AutoNation, Inc. *	1,575	168,998
AutoZone, Inc. *	84	207,159
Bath & Body Works, Inc.	11,059	466,026
Best Buy Co., Inc.	6,391	512,622
BJ’s Wholesale Club Holdings, Inc. *	2,288	151,374
BorgWarner, Inc.	10,841	436,350
Boyd Gaming Corp.	3,709	202,252
Brunswick Corp.	2,667	192,237
Burlington Stores, Inc. *	158	32,036
Caesars Entertainment, Inc. *	2,873	119,517
Capri Holdings Ltd. *	5,869	336,411
CarMax, Inc. *	6,715	408,876
Carnival Corp. *	45,124	363,699
Carter’s, Inc.	1,865	139,148
Casey’s General Stores, Inc.	1,685	378,030
Columbia Sportswear Co.	1,656	145,032
Copa Holdings SA Class A * (Panama)	1,444	120,097
Core & Main, Inc. Class A *	1,979	38,214
Cummins, Inc.	6,592	1,597,176
Darden Restaurants, Inc.	1,557	215,380
Deckers Outdoor Corp. *	146	58,277
Dick’s Sporting Goods, Inc.	2,453	295,071
Dolby Laboratories, Inc. Class A	2,892	204,002
Dollar Tree, Inc. *	6,770	957,549
Domino’s Pizza, Inc.	447	154,841
DR Horton, Inc.	7,115	634,231

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Ford Motor Co.	184,007	$2,140,001
Freshpet, Inc. *	928	48,971
GameStop Corp. Class A *	12,424	229,347
Gap, Inc.	9,067	102,276
General Motors Co.	66,282	2,229,726
Gentex Corp.	10,658	290,644
Genuine Parts Co.	5,937	1,030,129
Hanesbrands, Inc.	16,128	102,574
Harley-Davidson, Inc.	6,120	254,592
Hasbro, Inc.	6,080	370,941
Hilton Worldwide Holdings, Inc.	3,515	444,155
Home Depot, Inc.	20,306	6,413,853
Hyatt Hotels Corp. Class A *	2,212	200,075
IAA, Inc. *	1,059	42,360
JetBlue Airways Corp. *	14,257	92,385
Kohl’s Corp.	5,646	142,562
Las Vegas Sands Corp. *	9,599	461,424
Lear Corp.	2,681	332,498
Leggett & Platt, Inc.	5,989	193,025
Lennar Corp. Class A	11,674	1,056,497
Lennar Corp. Class B	706	52,795
Leslie’s, Inc. *	436	5,324
Lithia Motors, Inc.	1,319	270,052
Live Nation Entertainment, Inc. *	3,543	247,089
LKQ Corp.	11,684	624,042
Lowe’s Cos., Inc.	3,981	793,174
Lucid Group, Inc. *	1,501	10,252
Macy’s, Inc.	13,170	271,961
Madison Square Garden Sports Corp.	403	73,882
Marriott Vacations Worldwide Corp.	1,690	227,457
Mattel, Inc. *	8,426	150,320
McDonald’s Corp.	26,176	6,898,161
MGM Resorts International	14,833	497,351
MSC Industrial Direct Co., Inc. Class A	2,038	166,505
Newell Brands, Inc.	18,436	241,143
Nordstrom, Inc.	609	9,829
Norwegian Cruise Line Holdings Ltd. *	18,765	229,684
NVR, Inc. *	39	179,891
O’Reilly Automotive, Inc. *	1,716	1,448,355
Ollie’s Bargain Outlet Holdings, Inc. *	2,965	138,881
PACCAR, Inc.	16,088	1,592,229
Peloton Interactive, Inc. Class A *	13,783	109,437
Penn Entertainment, Inc. *	7,041	209,118
Penske Automotive Group, Inc.	1,180	135,617
Petco Health & Wellness Co., Inc. *	4,181	39,636
Planet Fitness, Inc. Class A *	1,192	93,930
Polaris, Inc.	635	64,135
PulteGroup, Inc.	6,664	303,412
PVH Corp.	3,140	221,653
QuantumScape Corp. *	11,334	64,264
Ralph Lauren Corp.	1,806	190,840
RH *	504	134,664
Rivian Automotive, Inc. Class A *	24,605	453,470
Ross Stores, Inc.	9,181	1,065,639
Royal Caribbean Cruises Ltd. *	10,535	520,745
Scotts Miracle-Gro Co.	1,229	59,717
SiteOne Landscape Supply, Inc. *	776	91,040
Six Flags Entertainment Corp. *	2,349	54,614
Skechers USA, Inc. Class A *	5,335	223,803
Southwest Airlines Co. *	28,054	944,578
Starbucks Corp.	34,338	3,406,330
Tapestry, Inc.	9,789	372,765
Target Corp.	9,812	1,462,380
Tempur Sealy International, Inc.	7,927	272,134
Thor Industries, Inc.	2,449	184,875
Toll Brothers, Inc.	2,342	116,913
Travel & Leisure Co.	1,427	51,943
Under Armour, Inc. Class A *	9,235	93,828
Under Armour, Inc. Class C *	9,903	88,335
United Airlines Holdings, Inc. *	15,235	574,360

	Shares	Value
Univar Solutions, Inc. *	7,535	$239,613
Vail Resorts, Inc.	110	26,219
VF Corp.	16,738	462,136
Victoria’s Secret, Inc. *	948	33,919
Walgreens Boots Alliance, Inc.	33,881	1,265,794
Walmart, Inc.	66,507	9,430,028
Watsco, Inc.	718	179,069
WESCO International, Inc. *	971	121,569
Whirlpool Corp.	2,584	365,533
Williams-Sonoma, Inc.	607	69,756
Wyndham Hotels & Resorts, Inc.	1,154	82,292
Wynn Resorts Ltd. *	4,297	354,374
Yum! Brands, Inc.	11,667	1,494,309

		67,024,816

Consumer, Non-Cyclical - 25.0%

10X Genomics, Inc. Class A *	611	22,265
Abbott Laboratories	69,643	7,646,105
Acadia Healthcare Co., Inc. *	4,039	332,490
ADT, Inc.	9,049	82,074
Affirm Holdings, Inc. *	10,454	101,090
agilon health, Inc. *	1,043	16,834
Albertsons Cos., Inc. Class A	7,318	151,775
Align Technology, Inc. *	908	191,497
Altria Group, Inc.	83,884	3,834,338
Amedisys, Inc. *	1,480	123,639
Amgen, Inc.	3,964	1,041,105
Archer-Daniels-Midland Co.	25,571	2,374,267
Automatic Data Processing, Inc.	1,634	390,297
Avantor, Inc. *	2,004	42,264
Avery Dennison Corp.	1,451	262,631
Avis Budget Group, Inc. *	1,193	195,568
Azenta, Inc. *	3,427	199,520
Baxter International, Inc.	20,061	1,022,509
Becton Dickinson & Co.	13,285	3,378,376
Bio-Rad Laboratories, Inc. Class A *	1,008	423,854
Biogen, Inc. *	6,701	1,855,641
BioMarin Pharmaceutical, Inc. *	8,599	889,911
Block, Inc. *	25,020	1,572,257
Boston Scientific Corp. *	66,758	3,088,893
Bright Horizons Family Solutions, Inc. *	1,963	123,865
Bristol-Myers Squibb Co.	99,650	7,169,817
Brown-Forman Corp. Class A	867	57,014
Brown-Forman Corp. Class B	3,500	229,880
Bunge Ltd.	6,485	647,008
Campbell Soup Co.	9,310	528,343
Cardinal Health, Inc.	12,249	941,581
Catalent, Inc. *	5,380	242,154
Centene Corp. *	26,582	2,179,990
Certara, Inc. *	2,118	34,036
Charles River Laboratories International, Inc. *	228	49,681
Chemed Corp.	435	222,037
Church & Dwight Co., Inc.	6,148	495,590
Cigna Corp.	11,779	3,902,854
Cintas Corp.	268	121,034
Clarivate PLC *	22,828	190,386
Clorox Co.	1,041	146,084
Coca-Cola Co.	45,653	2,903,987
Colgate-Palmolive Co.	15,099	1,189,650
Conagra Brands, Inc.	21,865	846,176
Constellation Brands, Inc. Class A	7,085	1,641,949
Cooper Cos., Inc.	2,262	747,976
Corteva, Inc.	33,446	1,965,956
CoStar Group, Inc. *	15,964	1,233,698
Coty, Inc. Class A *	15,808	135,316
CVS Health Corp.	61,334	5,715,715
Danaher Corp.	28,229	7,492,541
Darling Ingredients, Inc. *	6,893	431,433
Dentsply Sirona, Inc.	10,508	334,575

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Driven Brands Holdings, Inc. *	2,917	$79,663
Dun & Bradstreet Holdings, Inc.	11,634	142,633
Elanco Animal Health, Inc. *	21,274	259,968
Elevance Health, Inc.	7,851	4,027,327
Eli Lilly & Co.	7,323	2,679,046
Encompass Health Corp.	4,532	271,059
Enhabit, Inc. *	2,266	29,821
Envista Holdings Corp. *	7,924	266,801
Equifax, Inc.	2,813	546,735
Euronet Worldwide, Inc. *	498	47,001
Exact Sciences Corp. *	6,626	328,053
Exelixis, Inc. *	1,565	25,103
Flowers Foods, Inc.	8,530	245,152
FTI Consulting, Inc. *	905	143,714
General Mills, Inc.	27,866	2,336,564
Gilead Sciences, Inc.	58,735	5,042,400
Ginkgo Bioworks Holdings, Inc. *	30,305	51,215
Global Payments, Inc.	12,545	1,245,969
Globus Medical, Inc. Class A *	3,349	248,730
Grand Canyon Education, Inc. *	1,472	155,532
Grocery Outlet Holding Corp. *	3,952	115,359
GXO Logistics, Inc. *	4,355	185,915
H&R Block, Inc.	1,583	57,795
HCA Healthcare, Inc.	9,478	2,274,341
Henry Schein, Inc. *	6,274	501,104
Hershey Co.	942	218,139
Hertz Global Holdings, Inc. *	8,823	135,786
Hologic, Inc. *	11,507	860,839
Horizon Therapeutics PLC *	728	82,846
Hormel Foods Corp.	13,282	604,995
Humana, Inc.	1,726	884,040
ICU Medical, Inc. *	760	119,685
Illumina, Inc. *	7,286	1,473,229
Incyte Corp. *	1,296	104,095
Ingredion, Inc.	3,020	295,749
Integra LifeSciences Holdings Corp. *	3,256	182,564
Intuitive Surgical, Inc. *	1,310	347,609
Ionis Pharmaceuticals, Inc. *	389	14,693
J M Smucker Co.	4,753	753,160
Jazz Pharmaceuticals PLC *	2,863	456,105
Johnson & Johnson	123,143	21,753,211
Kellogg Co.	5,281	376,218
Keurig Dr Pepper, Inc.	40,439	1,442,055
Kimberly-Clark Corp.	6,351	862,148
Kraft Heinz Co.	32,420	1,319,818
Kroger Co.	30,924	1,378,592
Laboratory Corp. of America Holdings	4,139	974,652
ManpowerGroup, Inc.	2,446	203,532
Masimo Corp. *	479	70,868
McCormick & Co., Inc.	11,604	961,856
McKesson Corp.	5,336	2,001,640
Medtronic PLC	62,539	4,860,531
Merck & Co., Inc.	68,771	7,630,142
Mirati Therapeutics, Inc. *	1,991	90,212
Mister Car Wash, Inc. *	1,318	12,165
Moderna, Inc. *	14,593	2,621,195
Molina Healthcare, Inc. *	600	198,132
Molson Coors Beverage Co. Class B	7,989	411,593
Mondelez International, Inc. Class A	63,792	4,251,737
Monster Beverage Corp. *	1,295	131,481
Moody’s Corp.	479	133,459
Morningstar, Inc.	147	31,839
Natera, Inc. *	190	7,632
Oak Street Health, Inc. *	5,391	115,960
Organon & Co.	12,170	339,908
PayPal Holdings, Inc. *	36,902	2,628,160
PepsiCo, Inc.	9,968	1,800,819
Performance Food Group Co. *	4,863	283,951
PerkinElmer, Inc.	5,863	822,110
Perrigo Co. PLC	6,641	226,392

	Shares	Value
Pfizer, Inc.	264,458	$13,550,828
Philip Morris International, Inc.	72,505	7,338,231
Pilgrim’s Pride Corp. *	1,067	25,320
Post Holdings, Inc. *	2,690	242,799
Premier, Inc. Class A	5,629	196,902
Procter & Gamble Co.	63,398	9,608,601
QIAGEN NV *	10,789	538,047
Quanta Services, Inc.	2,990	426,075
Quest Diagnostics, Inc.	5,306	830,071
QuidelOrtho Corp. *	2,286	195,842
Regeneron Pharmaceuticals, Inc. *	4,141	2,987,690
Repligen Corp. *	737	124,781
Reynolds Consumer Products, Inc.	2,762	82,805
Robert Half International, Inc.	741	54,708
Rollins, Inc.	632	23,093
Royalty Pharma PLC Class A	17,588	695,078
S&P Global, Inc.	15,233	5,102,141
Seaboard Corp.	11	41,527
Service Corp. International	6,896	476,789
Signify Health, Inc. Class A *	3,574	102,431
Spectrum Brands Holdings, Inc.	1,804	109,900
STERIS PLC	4,725	872,660
Stryker Corp.	7,605	1,859,346
Syneos Health, Inc. *	3,992	146,427
Tandem Diabetes Care, Inc. *	125	5,619
Teladoc Health, Inc. *	6,807	160,986
Teleflex, Inc.	2,171	541,947
Tenet Healthcare Corp. *	4,919	239,998
Thermo Fisher Scientific, Inc.	16,074	8,851,791
TransUnion	2,378	134,952
Tyson Foods, Inc. Class A	13,539	842,803
U-Haul Holding Co.	4,030	223,669
Ultragenyx Pharmaceutical, Inc. *	546	25,296
United Rentals, Inc. *	1,789	635,846
United Therapeutics Corp. *	2,095	582,599
UnitedHealth Group, Inc.	3,924	2,080,426
Universal Health Services, Inc. Class B	2,964	417,598
US Foods Holding Corp. *	9,431	320,843
Vertex Pharmaceuticals, Inc. *	663	191,461
Viatris, Inc.	56,759	631,728
WEX, Inc. *	516	84,443
WillScot Mobile Mini Holdings Corp. *	4,692	211,938
Zimmer Biomet Holdings, Inc.	9,741	1,241,978

		220,000,081

Energy - 8.4%

Antero Midstream Corp.	15,057	162,465
Antero Resources Corp. *	4,747	147,110
APA Corp.	14,974	698,986
Baker Hughes Co.	43,904	1,296,485
Cheniere Energy, Inc.	4,945	741,552
Chesapeake Energy Corp.	5,636	531,869
Chevron Corp.	90,494	16,242,768
ConocoPhillips	58,321	6,881,878
Coterra Energy, Inc.	31,014	762,014
Devon Energy Corp.	15,539	955,804
Diamondback Energy, Inc.	3,516	480,919
DTE Midstream LLC *	4,398	243,033
EOG Resources, Inc.	7,320	948,086
EQT Corp.	16,936	572,945
Exxon Mobil Corp.	192,823	21,268,377
First Solar, Inc. *	4,965	743,707
Halliburton Co.	22,936	902,532
Hess Corp.	2,829	401,209
HF Sinclair Corp.	6,304	327,115
Kinder Morgan, Inc.	93,709	1,694,259
Marathon Oil Corp.	29,591	801,028
Marathon Petroleum Corp.	21,888	2,547,544
NOV, Inc.	18,977	396,430
Occidental Petroleum Corp.	6,594	415,356

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
ONEOK, Inc.	18,291	$1,201,719
Ovintiv, Inc.	3,444	174,645
PDC Energy, Inc.	2,031	128,928
Phillips 66	22,102	2,300,376
Pioneer Natural Resources Co.	5,002	1,142,407
Plug Power, Inc. *	12,090	149,553
Range Resources Corp.	4,137	103,508
Schlumberger Ltd.	66,082	3,532,744
Southwestern Energy Co. *	47,845	279,893
Sunrun, Inc. *	10,158	243,995
Valero Energy Corp.	17,991	2,282,338
Williams Cos., Inc.	56,653	1,863,884

		73,567,461

Financial - 23.4%

Affiliated Managers Group, Inc.	1,825	289,135
Aflac, Inc.	28,827	2,073,814
AGNC Investment Corp. REIT	25,745	266,461
Air Lease Corp.	4,935	189,603
Alexandria Real Estate Equities, Inc. REIT	7,496	1,091,942
Allstate Corp.	12,357	1,675,609
Ally Financial, Inc.	13,946	340,980
American Express Co.	26,395	3,899,861
American Financial Group, Inc.	3,251	446,297
American Homes 4 Rent Class A REIT	14,036	423,045
American International Group, Inc.	34,761	2,198,286
American Tower Corp. REIT	5,111	1,082,816
Americold Realty Trust, Inc. REIT	12,879	364,604
Ameriprise Financial, Inc.	1,840	572,921
Annaly Capital Management, Inc. REIT	21,845	460,493
Aon PLC Class A	565	169,579
Apartment Income REIT Corp. REIT	6,316	216,702
Apollo Global Management, Inc.	5,059	322,714
Arch Capital Group Ltd. *	11,261	706,966
Arthur J Gallagher & Co.	8,692	1,638,790
Assurant, Inc.	2,336	292,140
Assured Guaranty Ltd.	2,613	162,685
AvalonBay Communities, Inc. REIT	6,595	1,065,224
Axis Capital Holdings Ltd.	3,488	188,945
Bank of America Corp.	328,628	10,884,159
Bank of Hawaii Corp.	1,792	138,988
Bank of New York Mellon Corp.	34,635	1,576,585
Bank OZK	5,390	215,923
Berkshire Hathaway, Inc. Class B *	84,416	26,076,102
BlackRock, Inc.	7,021	4,975,291
BOK Financial Corp.	1,366	141,777
Boston Properties, Inc. REIT	7,306	493,739
Brighthouse Financial, Inc. *	3,090	158,424
Brixmor Property Group, Inc. REIT	14,574	330,393
Brown & Brown, Inc.	10,395	592,203
Camden Property Trust REIT	4,476	500,775
Capital One Financial Corp.	17,762	1,651,156
Carlyle Group, Inc.	9,581	285,897
Cboe Global Markets, Inc.	5,014	629,107
CBRE Group, Inc. Class A *	7,544	580,586
Charles Schwab Corp.	31,578	2,629,184
Chubb Ltd.	19,445	4,289,567
Cincinnati Financial Corp.	7,166	733,727
Citigroup, Inc.	90,571	4,096,526
Citizens Financial Group, Inc.	22,628	890,864
CME Group, Inc.	16,772	2,820,380
CNA Financial Corp.	1,353	57,205
Coinbase Global, Inc. Class A *	7,173	253,852
Comerica, Inc.	6,226	416,208
Commerce Bancshares, Inc.	5,218	355,189
Cousins Properties, Inc. REIT	6,676	168,836
Credit Acceptance Corp. *	276	130,934
CubeSmart REIT	10,422	419,485
Cullen/Frost Bankers, Inc.	2,779	371,552
Digital Realty Trust, Inc. REIT	13,393	1,342,916

	Shares	Value
Discover Financial Services	12,756	$1,247,919
Douglas Emmett, Inc. REIT	7,492	117,475
East West Bancorp, Inc.	6,739	444,100
EastGroup Properties, Inc. REIT	1,904	281,906
EPR Properties REIT	3,333	125,721
Equinix, Inc. REIT	1,076	704,812
Equitable Holdings, Inc.	17,721	508,593
Equity LifeStyle Properties, Inc. REIT	3,181	205,493
Equity Residential REIT	17,487	1,031,733
Erie Indemnity Co. Class A	290	72,129
Essex Property Trust, Inc. REIT	3,016	639,151
Evercore, Inc. Class A	1,715	187,072
Everest Re Group Ltd.	1,244	412,100
Extra Space Storage, Inc. REIT	5,528	813,611
F&G Annuities & Life, Inc. *	881	17,629
Federal Realty Investment Trust REIT	3,773	381,224
Fidelity National Financial, Inc.	12,140	456,707
Fifth Third Bancorp	32,313	1,060,190
First American Financial Corp.	4,796	251,023
First Citizens BancShares, Inc. Class A	387	293,485
First Hawaiian, Inc.	5,733	149,287
First Horizon Corp.	24,969	611,740
First Industrial Realty Trust, Inc. REIT	6,321	305,051
First Republic Bank	8,441	1,028,873
FNB Corp.	15,546	202,875
Franklin Resources, Inc.	13,025	343,600
Gaming & Leisure Properties, Inc. REIT	11,036	574,865
Globe Life, Inc.	4,188	504,863
Goldman Sachs Group, Inc.	15,346	5,269,509
Hanover Insurance Group, Inc.	1,608	217,289
Hartford Financial Services Group, Inc.	14,842	1,125,469
Healthcare Realty Trust, Inc. REIT	17,649	340,096
Healthpeak Properties, Inc. REIT	25,271	633,544
Highwoods Properties, Inc. REIT	4,747	132,821
Host Hotels & Resorts, Inc. REIT	33,334	535,011
Howard Hughes Corp. *	1,869	142,829
Hudson Pacific Properties, Inc. REIT	6,675	64,948
Huntington Bancshares, Inc.	66,719	940,738
Interactive Brokers Group, Inc. Class A	4,297	310,888
Intercontinental Exchange, Inc.	25,783	2,645,078
Invesco Ltd.	17,280	310,867
Invitation Homes, Inc. REIT	28,132	833,832
Iron Mountain, Inc. REIT	3,353	167,147
Janus Henderson Group PLC	6,375	149,940
JBG SMITH Properties REIT	5,503	104,447
Jefferies Financial Group, Inc.	9,651	330,836
Jones Lang LaSalle, Inc. *	2,275	362,567
JPMorgan Chase & Co.	136,479	18,301,834
Kemper Corp.	2,758	135,694
KeyCorp	43,207	752,666
Kilroy Realty Corp. REIT	5,709	220,767
Kimco Realty Corp. REIT	27,953	592,045
KKR & Co., Inc.	26,973	1,252,087
Lamar Advertising Co. Class A REIT	622	58,717
Lazard Ltd. Class A	3,869	134,138
Life Storage, Inc. REIT	3,900	384,150
Lincoln National Corp.	6,289	193,198
Loews Corp.	9,423	549,644
M&T Bank Corp.	8,036	1,165,702
Macerich Co. REIT	1	11
Markel Corp. *	477	628,443
Marsh & McLennan Cos., Inc.	2,485	411,218
Medical Properties Trust, Inc. REIT	28,287	315,117
MetLife, Inc.	30,902	2,236,378
MGIC Investment Corp.	14,368	186,784
Mid-America Apartment Communities, Inc. REIT	5,348	839,583
Morgan Stanley	57,684	4,904,294
Nasdaq, Inc.	16,206	994,238
National Retail Properties, Inc. REIT	8,459	387,084

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
National Storage Affiliates Trust REIT	3,928	$141,879
New York Community Bancorp, Inc.	30,121	259,041
Northern Trust Corp.	9,784	865,786
Old Republic International Corp.	12,652	305,546
Omega Healthcare Investors, Inc. REIT	10,747	300,379
OneMain Holdings, Inc.	5,595	186,369
PacWest Bancorp	5,223	119,868
Park Hotels & Resorts, Inc. REIT	10,959	129,207
Pinnacle Financial Partners, Inc.	3,691	270,919
PNC Financial Services Group, Inc.	18,835	2,974,800
Popular, Inc.	3,177	210,699
Primerica, Inc.	1,765	250,312
Principal Financial Group, Inc.	11,319	949,890
Progressive Corp.	3,516	456,060
Prologis, Inc. REIT	43,071	4,855,394
Prosperity Bancshares, Inc.	4,022	292,319
Prudential Financial, Inc.	17,217	1,712,403
Public Storage REIT	1,491	417,763
Raymond James Financial, Inc.	8,322	889,206
Rayonier, Inc. REIT	7,064	232,829
Realty Income Corp. REIT	29,268	1,856,469
Regency Centers Corp. REIT	8,026	501,625
Regions Financial Corp.	43,308	933,720
Reinsurance Group of America, Inc.	3,045	432,664
RenaissanceRe Holdings Ltd. (Bermuda)	912	168,018
Rexford Industrial Realty, Inc. REIT	8,584	469,030
Rithm Capital Corp. REIT	19,886	162,469
Rocket Cos., Inc. Class A	3,602	25,214
SBA Communications Corp. REIT	3,893	1,091,247
SEI Investments Co.	4,813	280,598
Signature Bank	2,772	319,390
Simon Property Group, Inc. REIT	7,809	917,401
SL Green Realty Corp. REIT	3,048	102,779
SLM Corp.	11,182	185,621
SoFi Technologies, Inc. *	36,791	169,607
Spirit Realty Capital, Inc. REIT	6,388	255,073
Starwood Property Trust, Inc. REIT	14,206	260,396
State Street Corp.	17,043	1,322,026
Stifel Financial Corp.	5,027	293,426
STORE Capital Corp. REIT	11,950	383,117
Sun Communities, Inc. REIT	5,718	817,674
SVB Financial Group *	983	226,228
Synchrony Financial	20,986	689,600
Synovus Financial Corp.	6,740	253,087
T Rowe Price Group, Inc.	10,359	1,129,753
TFS Financial Corp.	3,338	48,101
Tradeweb Markets, Inc. Class A	1,834	119,082
Travelers Cos., Inc.	10,941	2,051,328
Truist Financial Corp.	62,103	2,672,292
UDR, Inc. REIT	15,374	595,435
Umpqua Holdings Corp.	9,725	173,591
Unum Group	9,179	376,614
Upstart Holdings, Inc. *	2,747	36,315
US Bancorp	62,711	2,734,827
UWM Holdings Corp.	2,320	7,679
Ventas, Inc. REIT	18,980	855,049
VICI Properties, Inc. REIT	45,354	1,469,470
Virtu Financial, Inc. Class A	5,096	104,009
Vornado Realty Trust REIT	8,797	183,066
Voya Financial, Inc.	3,862	237,474
W R Berkley Corp.	9,690	703,203
Webster Financial Corp.	8,011	379,241
Wells Fargo & Co.	177,452	7,326,993
Welltower, Inc. REIT	21,969	1,440,068
Western Alliance Bancorp	1,868	111,258
Western Union Co.	11,823	162,803
WeWork, Inc. Class A *	6,014	8,600
Weyerhaeuser Co. REIT	34,399	1,066,369
White Mountains Insurance Group Ltd.	112	158,405
Willis Towers Watson PLC	5,024	1,228,770

	Shares	Value
Wintrust Financial Corp.	2,859	$241,643
WP Carey, Inc. REIT	9,638	753,210
Zions Bancorp NA	7,189	353,411

		205,247,224

Industrial - 9.9%

3M Co.	25,792	3,092,977
Acuity Brands, Inc.	1,558	258,020
AECOM	5,706	484,611
AGCO Corp.	2,535	351,579
Agilent Technologies, Inc.	1,465	219,237
Allegion PLC	744	78,313
Amcor PLC	70,211	836,213
AMETEK, Inc.	10,701	1,495,144
Amphenol Corp. Class A	6,669	507,778
AO Smith Corp.	4,504	257,809
AptarGroup, Inc.	3,205	352,486
Ardagh Group SA * Ω	291	2,475
Ardagh Metal Packaging SA	4,387	21,101
Armstrong World Industries, Inc.	826	56,655
Arrow Electronics, Inc. *	2,720	284,430
Avnet, Inc.	4,051	168,441
Axon Enterprise, Inc. *	706	117,147
AZEK Co., Inc. *	5,246	106,599
Ball Corp.	8,621	440,878
Berry Global Group, Inc.	3,120	188,542
Boeing Co. *	17,666	3,365,196
Builders FirstSource, Inc. *	6,797	440,989
BWX Technologies, Inc.	2,577	149,672
Carlisle Cos., Inc.	374	88,133
Carrier Global Corp.	39,073	1,611,761
Caterpillar, Inc.	3,188	763,717
CH Robinson Worldwide, Inc.	3,965	363,035
Clean Harbors, Inc. *	2,281	260,308
Cognex Corp.	569	26,806
Coherent Corp. *	4,940	173,394
Crane Co.	2,221	223,099
Crown Holdings, Inc.	650	53,436
CSX Corp.	73,502	2,277,092
Curtiss-Wright Corp.	1,759	293,735
Donaldson Co., Inc.	4,879	287,227
Dover Corp.	6,548	886,665
Eagle Materials, Inc.	308	40,918
Eaton Corp. PLC	18,670	2,930,256
Emerson Electric Co.	18,702	1,796,514
Enovis Corp. *	2,526	135,192
Esab Corp.	2,648	124,244
Expeditors International of Washington, Inc.	5,105	530,512
FedEx Corp.	11,179	1,936,203
Flowserve Corp.	6,140	188,375
Fortive Corp.	16,552	1,063,466
Fortune Brands Innovations, Inc.	3,958	226,041
Garmin Ltd.	7,140	658,951
Gates Industrial Corp. PLC *	5,996	68,414
General Dynamics Corp.	11,380	2,823,492
General Electric Co.	48,369	4,052,839
Graco, Inc.	2,439	164,047
Graphic Packaging Holding Co.	3,241	72,112
Hayward Holdings, Inc. *	4,006	37,656
HEICO Corp.	131	20,127
HEICO Corp. Class A	230	27,565
Hexcel Corp.	3,869	227,691
Honeywell International, Inc.	22,263	4,770,961
Howmet Aerospace, Inc.	15,940	628,195
Hubbell, Inc.	2,564	601,720
Huntington Ingalls Industries, Inc.	1,421	327,796
IDEX Corp.	2,890	659,874
Illinois Tool Works, Inc.	1,461	321,858
Ingersoll Rand, Inc.	18,879	986,428
ITT, Inc.	3,881	314,749

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Jabil, Inc.	1,060	$72,292
Jacobs Solutions, Inc.	6,024	723,302
JB Hunt Transport Services, Inc.	458	79,857
Johnson Controls International PLC	32,205	2,061,120
Keysight Technologies, Inc. *	621	106,234
Kirby Corp. *	2,683	172,651
Knight-Swift Transportation Holdings, Inc.	7,291	382,121
L3Harris Technologies, Inc.	8,885	1,849,946
Landstar System, Inc.	117	19,059
Lennox International, Inc.	1,486	355,496
Littelfuse, Inc.	1,177	259,175
Louisiana-Pacific Corp.	2,999	177,541
Martin Marietta Materials, Inc.	2,631	889,199
Masco Corp.	9,982	465,860
MasTec, Inc. *	2,932	250,188
Masterbrand, Inc. *	3,958	29,883
MDU Resources Group, Inc.	9,165	278,066
Mercury Systems, Inc. *	2,521	112,790
Middleby Corp. *	2,342	313,594
Mohawk Industries, Inc. *	2,476	253,097
MSA Safety, Inc.	1,166	168,126
National Instruments Corp.	5,203	191,991
Nordson Corp.	2,044	485,900
Norfolk Southern Corp.	10,807	2,663,061
Northrop Grumman Corp.	6,048	3,299,849
nVent Electric PLC	7,499	288,487
Oshkosh Corp.	2,987	263,424
Otis Worldwide Corp.	17,113	1,340,119
Owens Corning	4,515	385,129
Packaging Corp. of America	4,216	539,269
Parker-Hannifin Corp.	4,675	1,360,425
Pentair PLC	7,979	358,895
Raytheon Technologies Corp.	68,776	6,940,874
Regal Rexnord Corp.	3,101	372,058
Republic Services, Inc.	9,132	1,177,937
Rockwell Automation, Inc.	1,749	450,490
RXO, Inc. *	4,377	75,284
Ryder System, Inc.	2,351	196,473
Schneider National, Inc. Class B	2,847	66,620
Sensata Technologies Holding PLC	6,993	282,377
Silgan Holdings, Inc.	3,876	200,932
Snap-on, Inc.	2,501	571,453
Sonoco Products Co.	4,417	268,156
Spirit AeroSystems Holdings, Inc. Class A	246	7,282
Stanley Black & Decker, Inc.	6,879	516,750
Stericycle, Inc. *	4,120	205,547
TD SYNNEX Corp.	1,912	181,086
Teledyne Technologies, Inc. *	2,151	860,206
Tetra Tech, Inc.	1,452	210,816
Textron, Inc.	9,746	690,017
Timken Co.	2,892	204,378
TopBuild Corp. *	301	47,103
Trane Technologies PLC	4,501	756,573
TransDigm Group, Inc.	1,472	926,845
Trimble, Inc. *	11,699	591,501
United Parcel Service, Inc. Class B	3,678	639,384
Valmont Industries, Inc.	833	275,448
Vertiv Holdings Co.	11,828	161,570
Vontier Corp.	2,807	54,259
Vulcan Materials Co.	3,138	549,495
Waste Management, Inc.	1,211	189,982
Westinghouse Air Brake Technologies Corp.	8,408	839,202
Westrock Co.	11,715	411,899
Woodward, Inc.	2,778	268,383
XPO, Inc. *	4,377	145,710
Xylem, Inc.	7,201	796,215

		86,649,347

	Shares	Value
Technology - 5.8%

Activision Blizzard, Inc.	36,305	$2,779,148
Advanced Micro Devices, Inc. *	16,159	1,046,618
Akamai Technologies, Inc. *	7,216	608,309
Amdocs Ltd.	5,549	504,404
Analog Devices, Inc.	19,180	3,146,095
ANSYS, Inc. *	1,904	459,987
Bill.com Holdings, Inc. *	4,516	492,063
Black Knight, Inc. *	6,458	398,782
Broadridge Financial Solutions, Inc.	557	74,710
CACI International, Inc. Class A *	1,050	315,620
CCC Intelligent Solutions Holdings, Inc. *	4,789	41,664
Ceridian HCM Holding, Inc. *	5,130	329,090
Cirrus Logic, Inc. *	2,563	190,892
Cognizant Technology Solutions Corp. Class A	23,993	1,372,160
Concentrix Corp.	2,073	276,041
Coupa Software, Inc. *	1,546	122,397
Definitive Healthcare Corp. *	1,177	12,935
Dell Technologies, Inc. Class C	9,852	396,247
DoubleVerify Holdings, Inc. *	73	1,603
Doximity, Inc. Class A *	2,370	79,537
Dropbox, Inc. Class A *	1,160	25,961
DXC Technology Co. *	10,751	284,902
Electronic Arts, Inc.	12,152	1,484,731
Fidelity National Information Services, Inc.	27,725	1,881,141
Fiserv, Inc. *	25,036	2,530,389
Genpact Ltd.	3,943	182,640
GLOBALFOUNDRIES, Inc. *	2,192	118,127
Guidewire Software, Inc. *	3,724	232,973
Hewlett Packard Enterprise Co.	60,338	962,995
HP, Inc.	25,454	683,949
Informatica, Inc. Class A *	1,890	30,788
Intel Corp.	191,475	5,060,684
International Business Machines Corp.	13,924	1,961,752
IPG Photonics Corp. *	1,498	141,816
Jamf Holding Corp. *	284	6,049
KBR, Inc.	2,258	119,222
Kyndryl Holdings, Inc. *	7,823	86,992
Leidos Holdings, Inc.	6,421	675,425
Lumentum Holdings, Inc. *	3,266	170,387
Manhattan Associates, Inc. *	1,111	134,875
Marvell Technology, Inc.	40,017	1,482,230
Microchip Technology, Inc.	3,514	246,859
Micron Technology, Inc.	41,199	2,059,126
MKS Instruments, Inc.	2,568	217,587
MSCI, Inc.	901	419,118
nCino, Inc. *	2,090	55,260
NCR Corp. *	5,576	130,534
Nutanix, Inc. Class A *	4,667	121,575
ON Semiconductor Corp. *	7,551	470,956
Oracle Corp.	22,344	1,826,399
Paycor HCM, Inc. *	2,185	53,467
Procore Technologies, Inc. *	1,137	53,644
Qorvo, Inc. *	4,726	428,365
Roper Technologies, Inc.	4,920	2,125,883
Salesforce, Inc. *	35,394	4,692,890
Science Applications International Corp.	2,624	291,080
SentinelOne, Inc. Class A *	2,356	34,374
Skyworks Solutions, Inc.	7,416	675,820
Snowflake, Inc. Class A *	930	133,492
SS&C Technologies Holdings, Inc.	10,529	548,140
Take-Two Interactive Software, Inc. *	1,261	131,308
Teradata Corp. *	2,209	74,355
Teradyne, Inc.	689	60,184
Texas Instruments, Inc.	13,375	2,209,818
Twilio, Inc. Class A *	4,938	241,764
Tyler Technologies, Inc. *	256	82,537

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
UiPath, Inc. Class A *	15,679	$199,280
Unity Software, Inc. *	3,152	90,116
VMware, Inc. Class A *	4,961	609,012
Western Digital Corp. *	14,588	460,251
Wolfspeed, Inc. *	5,586	385,657
Zebra Technologies Corp. Class A *	1,429	366,410
Zoom Video Communications, Inc. Class A *	6,046	409,556

		50,811,147

Utilities - 5.7%

AES Corp.	25,321	728,232
Alliant Energy Corp.	11,716	646,840
Ameren Corp.	11,913	1,059,304
American Electric Power Co., Inc.	23,988	2,277,661
American Water Works Co., Inc.	8,429	1,284,748
Atmos Energy Corp.	6,389	716,015
Avangrid, Inc.	3,280	140,974
Brookfield Renewable Corp. Class A	5,909	162,734
CenterPoint Energy, Inc.	29,172	874,868
CMS Energy Corp.	13,649	864,391
Consolidated Edison, Inc.	16,734	1,594,918
Constellation Energy Corp.	15,266	1,316,082
Dominion Energy, Inc.	38,935	2,387,494
DTE Energy Co.	8,918	1,048,133
Duke Energy Corp.	36,024	3,710,112
Edison International	17,427	1,108,706
Entergy Corp.	9,410	1,058,625
Essential Utilities, Inc.	10,967	523,455
Evergy, Inc.	10,480	659,506
Eversource Energy	16,261	1,363,322
Exelon Corp.	46,430	2,007,169
FirstEnergy Corp.	25,236	1,058,398
Hawaiian Electric Industries, Inc.	5,382	225,237
IDACORP, Inc.	2,267	244,496
National Fuel Gas Co.	3,934	249,022
NextEra Energy, Inc.	93,058	7,779,649
NiSource, Inc.	18,793	515,304
NRG Energy, Inc.	10,920	347,474
OGE Energy Corp.	9,035	357,334
PG&E Corp. *	76,968	1,251,500
Pinnacle West Capital Corp.	5,440	413,658
PPL Corp.	34,816	1,017,324
Public Service Enterprise Group, Inc.	23,130	1,417,175
Sempra Energy	14,680	2,268,647
Southern Co.	50,876	3,633,055
UGI Corp.	10,003	370,811
Vistra Corp.	8,345	193,604
WEC Energy Group, Inc.	14,880	1,395,149
Xcel Energy, Inc.	25,346	1,777,008

		50,048,134

Total Common Stocks (Cost $760,682,040)		858,343,038

EXCHANGE-TRADED FUND - 1.5%

iShares Russell 1000 Value	86,473	13,113,630

Total Exchange-Traded Fund (Cost $12,833,668)		13,113,630

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.6%
Repurchase Agreement - 0.6%
Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $5,407,079; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $5,512,829)	$5,404,707	$5,404,707

Total Short-Term Investment (Cost $5,404,707)		5,404,707

TOTAL INVESTMENTS - 99.9% (Cost $778,920,415)		876,861,375

DERIVATIVES - (0.0%)		(67,865)

OTHER ASSETS & LIABILITIES, NET - 0.1%		1,173,120

NET ASSETS - 100.0%		$877,966,630

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	25.0%
Financial	23.4%
Industrial	9.9%
Communications	8.6%
Energy	8.4%
Consumer, Cyclical	7.6%
Technology	5.8%
Utilities	5.7%
Basic Materials	3.4%
Others (each less than 3.0%)	2.1%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)

An investment with a value of $2,475 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD LARGE-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(c)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/23	24	$4,690,575	$4,633,200	($57,375)
S&P MID 400 E-Mini Index	03/23	8	1,964,570	1,954,080	(10,490)

Total Futures Contracts					($67,865)

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$29,548,517	$29,548,517	$—	$—
	Communications	75,446,311	75,446,311	—	—
	Consumer, Cyclical	67,024,816	67,024,816	—	—
	Consumer, Non-Cyclical	220,000,081	220,000,081	—	—
	Energy	73,567,461	73,567,461	—	—
	Financial	205,247,224	205,247,224	—	—
	Industrial	86,649,347	86,646,872	2,475	—
	Technology	50,811,147	50,811,147	—	—
	Utilities	50,048,134	50,048,134	—	—

	Total Common Stocks	858,343,038	858,340,563	2,475	—

	Exchange-Traded Fund	13,113,630	13,113,630	—	—
	Short-Term Investment	5,404,707	—	5,404,707	—

	Total Assets	876,861,375	871,454,193	5,407,182	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(67,865)	(67,865)	—	—

	Total Liabilities	(67,865)	(67,865)	—	—

	Total	$876,793,510	$871,386,328	$5,407,182	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
COMMON STOCKS - 97.6%

Basic Materials - 3.9%

Albemarle Corp.	5,003	$1,084,951
Alcoa Corp.	7,688	349,573
Ashland, Inc.	2,184	234,845
Axalta Coating Systems Ltd. *	9,233	235,164
Celanese Corp.	4,638	474,189
CF Industries Holdings, Inc.	8,375	713,550
Chemours Co.	6,362	194,804
Cleveland-Cliffs, Inc. *	21,697	349,539
DuPont de Nemours, Inc.	21,452	1,472,251
Eastman Chemical Co.	5,091	414,611
Element Solutions, Inc.	9,812	178,480
FMC Corp.	5,387	672,298
Huntsman Corp.	7,797	214,261
International Flavors & Fragrances, Inc.	10,895	1,142,232
International Paper Co.	15,461	535,414
LyondellBasell Industries NV Class A	10,986	912,168
Mosaic Co.	14,749	647,039
MP Materials Corp. *	3,794	92,118
NewMarket Corp.	269	83,689
Nucor Corp.	10,970	1,445,956
Olin Corp.	5,398	285,770
PPG Industries, Inc.	10,074	1,266,705
Reliance Steel & Aluminum Co.	2,498	505,695
Royal Gold, Inc.	2,801	315,729
RPM International, Inc.	5,455	531,590
SSR Mining, Inc. (Canada)	8,865	138,914
Steel Dynamics, Inc.	7,121	695,722
United States Steel Corp.	10,052	251,803
Valvoline, Inc.	7,681	250,785
Westlake Corp.	1,406	144,171

		15,834,016

Communications - 5.5%

Altice USA, Inc. Class A *	8,897	40,926
Arista Networks, Inc. *	10,526	1,277,330
Cable One, Inc.	249	177,253
CDW Corp.	5,780	1,032,192
Ciena Corp. *	6,289	320,613
Corning, Inc.	32,279	1,030,991
DISH Network Corp. Class A *	10,538	147,953
DoorDash, Inc. Class A *	10,682	521,495
eBay, Inc.	23,227	963,224
Etsy, Inc. *	5,334	638,906
Expedia Group, Inc. *	6,464	566,246
F5, Inc. *	2,547	365,520
FactSet Research Systems, Inc.	1,622	650,763
Fox Corp. Class A	12,877	391,074
Fox Corp. Class B	6,302	179,292
Frontier Communications Parent, Inc. *	10,242	260,966
Gen Digital, Inc.	24,328	521,349
GoDaddy, Inc. Class A *	6,692	500,695
IAC, Inc. *	3,390	150,516
Interpublic Group of Cos., Inc.	16,805	559,775
Juniper Networks, Inc.	13,659	436,542
Liberty Broadband Corp. Class A *	732	55,522
Liberty Broadband Corp. Class C *	5,100	388,977
Liberty Media Corp. - Liberty Formula One Class A *	811	43,332
Liberty Media Corp. - Liberty Formula One Class C *	8,617	515,124
Liberty Media Corp. - Liberty SiriusXM Class A *	3,138	123,355
Liberty Media Corp. - Liberty SiriusXM Class C *	6,455	252,584
Lumen Technologies, Inc.	43,909	229,205
Lyft, Inc. Class A *	12,848	141,585
Match Group, Inc. *	11,911	494,187
Motorola Solutions, Inc.	7,039	1,814,021
New York Times Co. Class A	6,999	227,188
News Corp. Class A	16,543	301,083

	Shares	Value
News Corp. Class B	5,138	$94,745
Nexstar Media Group, Inc.	1,595	279,173
Okta, Inc. *	6,379	435,877
Omnicom Group, Inc.	8,697	709,414
Opendoor Technologies, Inc. *	19,331	22,424
Paramount Global Class A	512	10,040
Paramount Global Class B	24,651	416,109
Pinterest, Inc. Class A *	24,693	599,546
Robinhood Markets, Inc. Class A *	24,614	200,358
Roku, Inc. *	5,119	208,343
Sirius XM Holdings, Inc.	29,662	173,226
Spotify Technology SA *	5,984	472,437
Trade Desk, Inc. Class A *	18,760	841,011
TripAdvisor, Inc. *	4,216	75,804
Ubiquiti, Inc.	177	48,415
VeriSign, Inc. *	4,016	825,047
Viasat, Inc. *	2,992	94,697
Warner Bros Discovery, Inc. *	100,852	956,077
Wayfair, Inc. Class A *	3,231	106,268
Wix.com Ltd. * (Israel)	2,261	173,713
World Wrestling Entertainment, Inc. Class A	1,824	124,980
Zillow Group, Inc. Class A *	2,519	78,618
Zillow Group, Inc. Class C *	6,703	215,904

		22,482,010

Consumer, Cyclical - 13.4%

Advance Auto Parts, Inc.	2,619	385,072
Alaska Air Group, Inc. *	5,237	224,877
Allison Transmission Holdings, Inc.	4,042	168,147
AMC Entertainment Holdings, Inc. Class A *	22,331	90,887
American Airlines Group, Inc. *	27,216	346,188
Aptiv PLC *	11,558	1,076,397
Aramark	9,908	409,597
AutoNation, Inc. *	1,442	154,727
AutoZone, Inc. *	811	2,000,072
Bath & Body Works, Inc.	9,782	412,213
Best Buy Co., Inc.	8,592	689,164
BJ’s Wholesale Club Holdings, Inc. *	5,775	382,074
BorgWarner, Inc.	9,913	398,998
Boyd Gaming Corp.	3,265	178,040
Brunswick Corp.	3,090	222,727
Burlington Stores, Inc. *	2,834	574,622
Caesars Entertainment, Inc. *	8,850	368,160
Capri Holdings Ltd. *	5,371	307,866
CarMax, Inc. *	6,856	417,462
Carnival Corp. *	41,223	332,257
Carter’s, Inc.	1,573	117,362
Carvana Co. *	4,362	20,676
Casey’s General Stores, Inc.	1,563	350,659
Chipotle Mexican Grill, Inc. *	1,190	1,651,113
Choice Hotels International, Inc.	1,376	154,993
Churchill Downs, Inc.	1,555	328,774
Columbia Sportswear Co.	1,504	131,720
Copa Holdings SA Class A * (Panama)	1,337	111,198
Copart, Inc. *	18,222	1,109,538
Core & Main, Inc. Class A *	2,906	56,115
Cummins, Inc.	6,025	1,459,797
Darden Restaurants, Inc.	5,237	724,434
Deckers Outdoor Corp. *	1,144	456,639
Delta Air Lines, Inc. *	27,364	899,181
Dick’s Sporting Goods, Inc.	2,321	279,193
Dolby Laboratories, Inc. Class A	2,723	192,080
Dollar Tree, Inc. *	9,084	1,284,841
Domino’s Pizza, Inc.	1,535	531,724
DR Horton, Inc.	13,498	1,203,212
DraftKings, Inc. Class A *	15,136	172,399
Fastenal Co.	24,609	1,164,498
Five Below, Inc. *	2,338	413,522
Floor & Decor Holdings, Inc. Class A *	4,443	309,366
Freshpet, Inc. *	1,944	102,585

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
GameStop Corp. Class A *	11,548	$213,176
Gap, Inc.	8,537	96,297
Gentex Corp.	10,057	274,254
Genuine Parts Co.	5,935	1,029,782
Hanesbrands, Inc.	14,717	93,600
Harley-Davidson, Inc.	5,625	234,000
Hasbro, Inc.	5,583	340,619
Hilton Worldwide Holdings, Inc.	11,397	1,440,125
Hyatt Hotels Corp. Class A *	2,098	189,764
IAA, Inc. *	5,729	229,160
JetBlue Airways Corp. *	13,424	86,988
Kohl’s Corp.	4,891	123,498
Las Vegas Sands Corp. *	14,177	681,488
Lear Corp.	2,551	316,375
Leggett & Platt, Inc.	5,639	181,745
Lennar Corp. Class A	10,728	970,884
Lennar Corp. Class B	664	49,654
Leslie’s, Inc. *	7,035	85,897
Lithia Motors, Inc.	1,159	237,294
Live Nation Entertainment, Inc. *	6,584	459,168
LKQ Corp.	10,692	571,060
Lucid Group, Inc. *	22,827	155,908
Lululemon Athletica, Inc. *	4,775	1,529,814
Macy’s, Inc.	11,901	245,756
Madison Square Garden Sports Corp.	800	146,664
Marriott Vacations Worldwide Corp.	1,639	220,593
Mattel, Inc. *	15,023	268,010
MGM Resorts International	13,708	459,629
MSC Industrial Direct Co., Inc. Class A	2,058	168,139
Newell Brands, Inc.	16,188	211,739
Nordstrom, Inc.	4,687	75,648
Norwegian Cruise Line Holdings Ltd. *	18,448	225,804
NVR, Inc. *	125	576,573
O’Reilly Automotive, Inc. *	2,653	2,239,212
Ollie’s Bargain Outlet Holdings, Inc. *	2,665	124,829
PACCAR, Inc.	14,586	1,443,576
Peloton Interactive, Inc. Class A *	13,342	105,935
Penn Entertainment, Inc. *	6,607	196,228
Penske Automotive Group, Inc.	1,148	131,940
Petco Health & Wellness Co., Inc. *	3,555	33,701
Planet Fitness, Inc. Class A *	3,533	278,400
Polaris, Inc.	2,423	244,723
Pool Corp.	1,627	491,891
PulteGroup, Inc.	9,842	448,106
PVH Corp.	2,775	195,887
QuantumScape Corp. *	10,362	58,753
Ralph Lauren Corp.	1,793	189,466
RH *	846	226,043
Rivian Automotive, Inc. Class A *	22,225	409,607
Ross Stores, Inc.	14,586	1,692,997
Royal Caribbean Cruises Ltd. *	9,519	470,524
Scotts Miracle-Gro Co.	1,738	84,449
SiteOne Landscape Supply, Inc. *	1,869	219,271
Six Flags Entertainment Corp. *	3,271	76,051
Skechers USA, Inc. Class A *	5,587	234,375
Southwest Airlines Co. *	25,316	852,390
Tapestry, Inc.	10,356	394,356
Tempur Sealy International, Inc.	7,483	256,891
Thor Industries, Inc.	2,257	170,381
Toll Brothers, Inc.	4,626	230,930
Tractor Supply Co.	4,722	1,062,308
Travel & Leisure Co.	3,594	130,822
Ulta Beauty, Inc. *	2,156	1,011,315
Under Armour, Inc. Class A *	7,991	81,189
Under Armour, Inc. Class C *	8,434	75,231
United Airlines Holdings, Inc. *	13,942	525,613
Univar Solutions, Inc. *	7,095	225,621
Vail Resorts, Inc.	1,695	404,003
VF Corp.	14,942	412,549
Victoria’s Secret, Inc. *	3,521	125,981

	Shares	Value
Watsco, Inc.	1,426	$355,644
Wendy’s Co.	7,517	170,110
WESCO International, Inc. *	1,863	233,248
Whirlpool Corp.	2,281	322,670
Williams-Sonoma, Inc.	2,804	322,236
WW Grainger, Inc.	1,926	1,071,337
Wyndham Hotels & Resorts, Inc.	3,712	264,703
Wynn Resorts Ltd. *	4,466	368,311
YETI Holdings, Inc. *	3,628	149,873
Yum! Brands, Inc.	12,065	1,545,285

		54,913,232

Consumer, Non-Cyclical - 17.7%

10X Genomics, Inc. Class A *	3,787	137,998
Acadia Healthcare Co., Inc. *	3,772	310,511
ADT, Inc.	8,739	79,263
Affirm Holdings, Inc. *	9,304	89,970
agilon health, Inc. *	7,825	126,296
Albertsons Cos., Inc. Class A	6,921	143,542
Align Technology, Inc. *	3,354	707,359
Alnylam Pharmaceuticals, Inc. *	5,258	1,249,564
Amedisys, Inc. *	1,360	113,614
AmerisourceBergen Corp.	6,702	1,110,588
Avantor, Inc. *	26,067	549,753
Avery Dennison Corp.	3,480	629,880
Avis Budget Group, Inc. *	1,092	179,012
Azenta, Inc. *	3,088	179,783
Bio-Rad Laboratories, Inc. Class A *	923	388,112
Bio-Techne Corp.	6,648	550,986
Biogen, Inc. *	6,133	1,698,350
BioMarin Pharmaceutical, Inc. *	7,888	816,329
Booz Allen Hamilton Holding Corp.	5,611	586,462
Boston Beer Co., Inc. Class A *	395	130,160
Bright Horizons Family Solutions, Inc. *	2,471	155,920
Brown-Forman Corp. Class A	1,931	126,983
Brown-Forman Corp. Class B	7,845	515,260
Bruker Corp.	4,550	310,992
Bunge Ltd.	5,962	594,829
Campbell Soup Co.	8,329	472,671
Cardinal Health, Inc.	11,209	861,636
Catalent, Inc. *	7,654	344,507
Certara, Inc. *	4,795	77,056
Charles River Laboratories International, Inc. *	2,163	471,318
Chemed Corp.	636	324,633
Church & Dwight Co., Inc.	10,380	836,732
Cintas Corp.	3,703	1,672,349
Clarivate PLC *	20,607	171,862
Clorox Co.	5,268	739,258
Conagra Brands, Inc.	20,121	778,683
Cooper Cos., Inc.	2,077	686,802
Corteva, Inc.	30,609	1,799,197
CoStar Group, Inc. *	17,255	1,333,466
Coty, Inc. Class A *	14,824	126,893
Darling Ingredients, Inc. *	6,894	431,495
DaVita, Inc. *	2,442	182,344
Dentsply Sirona, Inc.	9,302	296,176
Dexcom, Inc. *	16,490	1,867,328
Driven Brands Holdings, Inc. *	2,698	73,682
Dun & Bradstreet Holdings, Inc.	10,513	128,889
Elanco Animal Health, Inc. *	19,214	234,795
Encompass Health Corp.	4,140	247,613
Enhabit, Inc. *	2,070	27,241
Envista Holdings Corp. *	6,823	229,730
Equifax, Inc.	5,196	1,009,895
Euronet Worldwide, Inc. *	1,999	188,666
Exact Sciences Corp. *	7,608	376,672
Exelixis, Inc. *	13,775	220,951
FleetCor Technologies, Inc. *	3,057	561,510
Flowers Foods, Inc.	7,950	228,483
FTI Consulting, Inc. *	1,422	225,814

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Gartner, Inc. *	3,283	$1,103,548
Ginkgo Bioworks Holdings, Inc. *	34,316	57,994
Global Payments, Inc.	11,481	1,140,293
Globus Medical, Inc. Class A *	3,323	246,799
Grand Canyon Education, Inc. *	1,330	140,528
Grocery Outlet Holding Corp. *	3,705	108,149
Guardant Health, Inc. *	4,107	111,710
GXO Logistics, Inc. *	4,417	188,562
H&R Block, Inc.	6,643	242,536
Henry Schein, Inc. *	5,890	470,434
Hershey Co.	6,240	1,444,997
Hertz Global Holdings, Inc. *	8,711	134,062
Hologic, Inc. *	10,515	786,627
Horizon Therapeutics PLC *	9,469	1,077,572
Hormel Foods Corp.	12,287	559,673
ICU Medical, Inc. *	844	132,913
IDEXX Laboratories, Inc. *	3,517	1,434,795
Incyte Corp. *	7,801	626,576
Ingredion, Inc.	2,851	279,198
Insulet Corp. *	2,918	859,030
Integra LifeSciences Holdings Corp. *	3,065	171,855
Ionis Pharmaceuticals, Inc. *	5,948	224,656
IQVIA Holdings, Inc. *	7,936	1,626,007
J M Smucker Co.	4,395	696,432
Jazz Pharmaceuticals PLC *	2,618	417,074
Kellogg Co.	10,790	768,680
Kroger Co.	28,034	1,249,756
Laboratory Corp. of America Holdings	3,788	891,998
Lamb Weston Holdings, Inc.	6,185	552,692
ManpowerGroup, Inc.	2,149	178,818
Maravai LifeSciences Holdings, Inc. Class A *	4,654	66,599
MarketAxess Holdings, Inc.	1,598	445,666
Masimo Corp. *	2,029	300,191
McCormick & Co., Inc.	10,716	888,249
Mirati Therapeutics, Inc. *	1,776	80,471
Mister Car Wash, Inc. *	3,154	29,111
Molina Healthcare, Inc. *	2,474	816,964
Molson Coors Beverage Co. Class B	7,525	387,688
Morningstar, Inc.	1,041	225,470
Natera, Inc. *	4,187	168,192
Neurocrine Biosciences, Inc. *	4,077	486,957
Novavax, Inc. *	3,335	34,284
Novocure Ltd. *	4,335	317,972
Oak Street Health, Inc. *	4,871	104,775
Olaplex Holdings, Inc. *	5,197	27,076
Organon & Co.	10,861	303,348
Paylocity Holding Corp. *	1,682	326,745
Penumbra, Inc. *	1,561	347,260
Performance Food Group Co. *	6,601	385,432
PerkinElmer, Inc.	5,392	756,066
Perrigo Co. PLC	5,665	193,120
Pilgrim’s Pride Corp. *	2,016	47,840
Post Holdings, Inc. *	2,427	219,061
Premier, Inc. Class A	5,025	175,775
QIAGEN NV *	9,695	483,490
Quanta Services, Inc.	6,082	866,685
Quest Diagnostics, Inc.	4,855	759,516
QuidelOrtho Corp. *	2,111	180,849
Repligen Corp. *	2,388	404,312
ResMed, Inc.	6,177	1,285,619
Reynolds Consumer Products, Inc.	2,304	69,074
Robert Half International, Inc.	4,489	331,423
Rollins, Inc.	9,962	364,011
Royalty Pharma PLC Class A	15,689	620,029
Sarepta Therapeutics, Inc. *	3,533	457,806
Seaboard Corp.	11	41,527
Seagen, Inc. *	5,811	746,772
Service Corp. International	6,397	442,289
Shift4 Payments, Inc. Class A *	2,215	123,885
Signify Health, Inc. Class A *	3,217	92,199

	Shares	Value
Sotera Health Co. *	4,215	$35,111
Spectrum Brands Holdings, Inc.	1,698	103,442
STERIS PLC	4,268	788,257
Syneos Health, Inc. *	4,311	158,127
Tandem Diabetes Care, Inc. *	2,824	126,939
Teladoc Health, Inc. *	6,973	164,911
Teleflex, Inc.	2,011	502,006
Tenet Healthcare Corp. *	4,445	216,872
Toast, Inc. Class A *	10,620	191,479
TransUnion	8,226	466,825
Tyson Foods, Inc. Class A	12,178	758,080
U-Haul Holding Co.	3,780	209,794
Ultragenyx Pharmaceutical, Inc. *	2,966	137,415
United Rentals, Inc. *	2,987	1,061,640
United Therapeutics Corp. *	1,923	534,767
Universal Health Services, Inc. Class B	2,654	373,922
US Foods Holding Corp. *	8,630	293,593
Verisk Analytics, Inc.	6,640	1,171,429
Viatris, Inc.	51,795	576,478
Waters Corp. *	2,523	864,329
West Pharmaceutical Services, Inc.	3,165	744,883
WEX, Inc. *	1,895	310,117
WillScot Mobile Mini Holdings Corp. *	8,629	389,772
Zimmer Biomet Holdings, Inc.	8,969	1,143,547

		72,361,360

Energy - 5.8%

Antero Midstream Corp.	14,178	152,981
Antero Resources Corp. *	12,332	382,169
APA Corp.	13,642	636,809
Baker Hughes Co.	40,271	1,189,203
Cheniere Energy, Inc.	10,647	1,596,624
Chesapeake Energy Corp.	5,179	488,742
Coterra Energy, Inc.	33,978	834,839
Devon Energy Corp.	27,828	1,711,700
Diamondback Energy, Inc.	7,512	1,027,491
DTE Midstream LLC *	4,094	226,234
Enphase Energy, Inc. *	5,595	1,482,451
Enviva, Inc.	1,280	67,802
EQT Corp.	15,752	532,890
First Solar, Inc. *	4,496	673,456
Halliburton Co.	38,411	1,511,473
Hess Corp.	12,038	1,707,229
HF Sinclair Corp.	5,770	299,405
Marathon Oil Corp.	27,080	733,056
New Fortress Energy, Inc.	2,015	85,476
NOV, Inc.	16,523	345,165
ONEOK, Inc.	19,004	1,248,563
Ovintiv, Inc.	10,646	539,859
PDC Energy, Inc.	3,756	238,431
Phillips 66	20,227	2,105,226
Plug Power, Inc. *	22,257	275,319
Range Resources Corp.	10,072	252,001
Southwestern Energy Co. *	46,481	271,914
Sunrun, Inc. *	9,026	216,805
Targa Resources Corp.	9,658	709,863
Texas Pacific Land Corp.	247	579,025
Williams Cos., Inc.	52,076	1,713,300

		23,835,501

Financial - 20.2%

Affiliated Managers Group, Inc.	1,605	254,280
Aflac, Inc.	26,381	1,897,849
AGNC Investment Corp. REIT	24,401	252,550
Air Lease Corp.	4,526	173,889
Alexandria Real Estate Equities, Inc. REIT	6,925	1,008,765
Allstate Corp.	11,309	1,533,500
Ally Financial, Inc.	12,701	310,539
American Financial Group, Inc.	2,894	397,288
American Homes 4 Rent Class A REIT	12,853	387,389

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Americold Realty Trust, Inc. REIT	11,312	$320,243
Ameriprise Financial, Inc.	4,548	1,416,111
Annaly Capital Management, Inc. REIT	19,991	421,410
Apartment Income REIT Corp. REIT	6,613	226,892
Apollo Global Management, Inc.	20,688	1,319,688
Arch Capital Group Ltd. *	15,151	951,180
Ares Management Corp. Class A	6,540	447,598
Arthur J Gallagher & Co.	8,895	1,677,063
Assurant, Inc.	2,246	280,885
Assured Guaranty Ltd.	2,575	160,319
AvalonBay Communities, Inc. REIT	5,971	964,436
Axis Capital Holdings Ltd.	3,284	177,894
Bank of Hawaii Corp.	1,687	130,844
Bank of New York Mellon Corp.	31,405	1,429,556
Bank OZK	4,743	190,005
Blue Owl Capital, Inc.	17,918	189,931
BOK Financial Corp.	1,278	132,644
Boston Properties, Inc. REIT	6,699	452,718
Brighthouse Financial, Inc. *	3,048	156,271
Brixmor Property Group, Inc. REIT	12,554	284,599
Brown & Brown, Inc.	10,105	575,682
Camden Property Trust REIT	4,431	495,740
Carlyle Group, Inc.	9,026	269,336
Cboe Global Markets, Inc.	4,525	567,752
CBRE Group, Inc. Class A *	13,485	1,037,806
Cincinnati Financial Corp.	6,558	671,474
Citizens Financial Group, Inc.	20,872	821,731
CNA Financial Corp.	1,166	49,298
Coinbase Global, Inc. Class A *	6,685	236,582
Comerica, Inc.	5,621	375,764
Commerce Bancshares, Inc.	4,920	334,904
Cousins Properties, Inc. REIT	6,278	158,771
Credit Acceptance Corp. *	290	137,576
CubeSmart REIT	9,518	383,099
Cullen/Frost Bankers, Inc.	2,520	336,924
Discover Financial Services	11,672	1,141,872
Douglas Emmett, Inc. REIT	7,054	110,607
East West Bancorp, Inc.	6,044	398,300
EastGroup Properties, Inc. REIT	1,720	254,663
EPR Properties REIT	3,138	118,365
Equitable Holdings, Inc.	16,013	459,573
Equity LifeStyle Properties, Inc. REIT	7,591	490,379
Equity Residential REIT	15,831	934,029
Erie Indemnity Co. Class A	1,064	264,638
Essex Property Trust, Inc. REIT	2,778	588,714
Evercore, Inc. Class A	1,616	176,273
Everest Re Group Ltd.	1,663	550,902
Extra Space Storage, Inc. REIT	5,664	833,628
F&G Annuities & Life, Inc. *	763	15,268
Federal Realty Investment Trust REIT	3,433	346,870
Fidelity National Financial, Inc.	11,222	422,172
Fifth Third Bancorp	29,126	955,624
First American Financial Corp.	4,288	224,434
First Citizens BancShares, Inc. Class A	470	356,429
First Hawaiian, Inc.	5,398	140,564
First Horizon Corp.	22,617	554,116
First Industrial Realty Trust, Inc. REIT	5,702	275,179
First Republic Bank	7,778	948,060
FNB Corp.	14,503	189,264
Franklin Resources, Inc.	11,794	311,126
Gaming & Leisure Properties, Inc. REIT	10,443	543,976
Globe Life, Inc.	3,782	455,920
Hanover Insurance Group, Inc.	1,521	205,533
Hartford Financial Services Group, Inc.	13,582	1,029,923
Healthcare Realty Trust, Inc. REIT	16,070	309,669
Healthpeak Properties, Inc. REIT	23,049	577,838
Highwoods Properties, Inc. REIT	4,358	121,937
Host Hotels & Resorts, Inc. REIT	30,258	485,641
Howard Hughes Corp. *	1,574	120,285
Hudson Pacific Properties, Inc. REIT	6,401	62,282

	Shares	Value
Huntington Bancshares, Inc.	61,347	$864,993
Interactive Brokers Group, Inc. Class A	3,883	280,935
Invesco Ltd.	15,614	280,896
Invitation Homes, Inc. REIT	26,137	774,701
Iron Mountain, Inc. REIT	12,338	615,049
Janus Henderson Group PLC	5,761	135,499
JBG SMITH Properties REIT	4,569	86,720
Jefferies Financial Group, Inc.	8,696	298,099
Jones Lang LaSalle, Inc. *	2,041	325,274
Kemper Corp.	2,806	138,055
KeyCorp	39,718	691,888
Kilroy Realty Corp. REIT	4,918	190,179
Kimco Realty Corp. REIT	25,869	547,905
KKR & Co., Inc.	24,451	1,135,015
Lamar Advertising Co. Class A REIT	3,657	345,221
Lazard Ltd. Class A	3,498	121,276
Life Storage, Inc. REIT	3,562	350,857
Lincoln National Corp.	7,418	227,881
Loews Corp.	8,504	496,038
LPL Financial Holdings, Inc.	3,403	735,627
M&T Bank Corp.	7,355	1,066,916
Markel Corp. *	571	752,287
Medical Properties Trust, Inc. REIT	25,065	279,224
MGIC Investment Corp.	12,505	162,565
Mid-America Apartment Communities, Inc. REIT	4,908	770,507
Nasdaq, Inc.	14,697	901,661
National Retail Properties, Inc. REIT	7,408	338,990
National Storage Affiliates Trust REIT	3,550	128,226
New York Community Bancorp, Inc.	29,343	252,350
Northern Trust Corp.	8,786	777,473
Old Republic International Corp.	11,872	286,709
Omega Healthcare Investors, Inc. REIT	10,098	282,239
OneMain Holdings, Inc.	4,949	164,851
PacWest Bancorp	4,918	112,868
Park Hotels & Resorts, Inc. REIT	9,988	117,759
Pinnacle Financial Partners, Inc.	3,151	231,283
Popular, Inc.	3,134	207,847
Primerica, Inc.	1,568	222,374
Principal Financial Group, Inc.	10,359	869,327
Prosperity Bancshares, Inc.	3,805	276,547
Prudential Financial, Inc.	15,756	1,567,092
Raymond James Financial, Inc.	8,321	889,099
Rayonier, Inc. REIT	6,352	209,362
Realty Income Corp. REIT	26,851	1,703,159
Regency Centers Corp. REIT	7,377	461,062
Regions Financial Corp.	39,955	861,430
Reinsurance Group of America, Inc.	2,856	405,809
RenaissanceRe Holdings Ltd. (Bermuda)	1,863	343,220
Rexford Industrial Realty, Inc. REIT	7,855	429,197
Rithm Capital Corp. REIT	18,358	149,985
Rocket Cos., Inc. Class A	5,383	37,681
Ryan Specialty Holdings, Inc. *	3,439	142,753
SBA Communications Corp. REIT	4,559	1,277,933
SEI Investments Co.	4,545	264,973
Signature Bank	2,650	305,333
Simon Property Group, Inc. REIT	13,946	1,638,376
SL Green Realty Corp. REIT	2,630	88,684
SLM Corp.	10,694	177,520
SoFi Technologies, Inc. *	33,245	153,259
Spirit Realty Capital, Inc. REIT	5,703	227,721
Starwood Property Trust, Inc. REIT	12,281	225,111
State Street Corp.	15,684	1,216,608
Stifel Financial Corp.	4,327	252,567
STORE Capital Corp. REIT	10,803	346,344
Sun Communities, Inc. REIT	5,214	745,602
SVB Financial Group *	2,509	577,421
Synchrony Financial	19,206	631,109
Synovus Financial Corp.	6,163	231,421
T Rowe Price Group, Inc.	9,413	1,026,582
TFS Financial Corp.	2,711	39,066

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Tradeweb Markets, Inc. Class A	4,617	$299,782
UDR, Inc. REIT	13,867	537,069
Umpqua Holdings Corp.	9,157	163,452
Unum Group	8,404	344,816
Upstart Holdings, Inc. *	3,069	40,572
UWM Holdings Corp.	4,728	15,650
Ventas, Inc. REIT	17,066	768,823
VICI Properties, Inc. REIT	41,124	1,332,418
Virtu Financial, Inc. Class A	4,203	85,783
Vornado Realty Trust REIT	7,441	154,847
Voya Financial, Inc.	4,211	258,934
W R Berkley Corp.	8,801	638,689
Webster Financial Corp.	7,467	353,488
Welltower, Inc. REIT	20,239	1,326,666
Western Alliance Bancorp	4,566	271,951
Western Union Co.	16,677	229,642
WeWork, Inc. Class A *	5,435	7,772
Weyerhaeuser Co. REIT	31,444	974,764
White Mountains Insurance Group Ltd.	107	151,333
Willis Towers Watson PLC	4,606	1,126,535
Wintrust Financial Corp.	2,546	215,188
WP Carey, Inc. REIT	8,820	689,283
Zions Bancorp NA	6,462	317,672

		82,747,547

Industrial - 13.9%

Acuity Brands, Inc.	1,386	229,535
Advanced Drainage Systems, Inc.	2,743	224,844
AECOM	5,696	483,761
AGCO Corp.	2,672	370,580
Agilent Technologies, Inc.	12,656	1,893,970
Allegion PLC	3,789	398,830
Amcor PLC	64,117	763,633
AMETEK, Inc.	9,851	1,376,382
Amphenol Corp. Class A	25,039	1,906,469
AO Smith Corp.	5,480	313,675
AptarGroup, Inc.	2,798	307,724
Ardagh Group SA * Ω	1,329	11,303
Ardagh Metal Packaging SA	6,581	31,655
Armstrong World Industries, Inc.	2,012	138,003
Arrow Electronics, Inc. *	2,618	273,764
Avnet, Inc.	3,889	161,705
Axon Enterprise, Inc. *	2,854	473,564
AZEK Co., Inc. *	4,764	96,805
Ball Corp.	13,190	674,537
Berry Global Group, Inc.	5,355	323,603
Builders FirstSource, Inc. *	6,220	403,554
BWX Technologies, Inc.	3,905	226,802
Carlisle Cos., Inc.	2,198	517,959
Carrier Global Corp.	35,758	1,475,018
CH Robinson Worldwide, Inc.	4,964	454,504
ChargePoint Holdings, Inc. *	10,698	101,952
Clean Harbors, Inc. *	2,148	245,130
Cognex Corp.	7,445	350,734
Coherent Corp. *	5,020	176,202
Crane Co.	1,957	196,581
Crown Holdings, Inc.	4,916	404,144
Curtiss-Wright Corp.	1,663	277,704
Donaldson Co., Inc.	5,271	310,304
Dover Corp.	5,992	811,377
Eagle Materials, Inc.	1,551	206,050
Enovis Corp. *	2,286	122,347
Esab Corp.	2,343	109,934
Expeditors International of Washington, Inc.	6,786	705,201
Flowserve Corp.	5,515	169,200
Fortive Corp.	15,148	973,259
Fortune Brands Innovations, Inc.	5,650	322,672
Garmin Ltd.	6,590	608,191
Gates Industrial Corp. PLC *	5,079	57,951
Generac Holdings, Inc. *	2,663	268,058

	Shares	Value
Graco, Inc.	7,173	$482,456
Graphic Packaging Holding Co.	12,789	284,555
Hayward Holdings, Inc. *	3,433	32,270
HEICO Corp.	1,900	291,916
HEICO Corp. Class A	3,335	399,700
Hexcel Corp.	3,544	208,564
Howmet Aerospace, Inc.	16,038	632,058
Hubbell, Inc.	2,304	540,703
Huntington Ingalls Industries, Inc.	1,682	388,004
IDEX Corp.	3,247	741,388
Ingersoll Rand, Inc.	17,365	907,321
ITT, Inc.	3,482	282,390
Jabil, Inc.	5,742	391,604
Jacobs Solutions, Inc.	5,463	655,942
JB Hunt Transport Services, Inc.	3,565	621,593
Keysight Technologies, Inc. *	7,666	1,311,423
Kirby Corp. *	2,527	162,612
Knight-Swift Transportation Holdings, Inc.	6,587	345,225
Landstar System, Inc.	1,541	251,029
Lennox International, Inc.	1,360	325,353
Lincoln Electric Holdings, Inc.	2,441	352,700
Littelfuse, Inc.	1,020	224,604
Louisiana-Pacific Corp.	3,131	185,355
Martin Marietta Materials, Inc.	2,658	898,324
Masco Corp.	9,635	449,665
MasTec, Inc. *	2,604	222,199
Masterbrand, Inc. *	5,650	42,658
MDU Resources Group, Inc.	8,549	259,377
Mercury Systems, Inc. *	2,104	94,133
Mettler-Toledo International, Inc. *	941	1,360,168
Middleby Corp. *	2,339	313,192
Mohawk Industries, Inc. *	2,294	234,493
MSA Safety, Inc.	1,555	224,215
National Instruments Corp.	5,636	207,968
Nordson Corp.	2,476	588,595
nVent Electric PLC	7,087	272,637
Old Dominion Freight Line, Inc.	4,249	1,205,781
Oshkosh Corp.	2,823	248,960
Otis Worldwide Corp.	17,837	1,396,815
Owens Corning	3,990	340,347
Packaging Corp. of America	3,953	505,628
Parker-Hannifin Corp.	5,472	1,592,352
Pentair PLC	7,032	316,299
Regal Rexnord Corp.	2,807	336,784
Republic Services, Inc.	8,816	1,137,176
Rockwell Automation, Inc.	4,914	1,265,699
RXO, Inc. *	4,351	74,837
Ryder System, Inc.	2,055	171,736
Schneider National, Inc. Class B	2,423	56,698
Sealed Air Corp.	6,303	314,394
Sensata Technologies Holding PLC	6,629	267,679
Silgan Holdings, Inc.	3,552	184,136
Snap-on, Inc.	2,247	513,417
Sonoco Products Co.	4,164	252,796
Spirit AeroSystems Holdings, Inc. Class A	4,441	131,454
Stanley Black & Decker, Inc.	6,303	473,481
Stericycle, Inc. *	3,879	193,523
TD SYNNEX Corp.	1,888	178,813
Teledyne Technologies, Inc. *	1,980	791,822
Tetra Tech, Inc.	2,233	324,209
Textron, Inc.	8,920	631,536
Timken Co.	2,727	192,717
TopBuild Corp. *	1,397	218,617
Toro Co.	4,460	504,872
Trane Technologies PLC	9,831	1,652,493
TransDigm Group, Inc.	2,197	1,383,341
Trex Co., Inc. *	4,777	202,210
Trimble, Inc. *	10,673	539,627
Universal Display Corp.	1,836	198,361
Valmont Industries, Inc.	885	292,643

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Vertiv Holdings Co.	12,853	$175,572
Vontier Corp.	6,687	129,260
Vulcan Materials Co.	5,659	990,948
Westinghouse Air Brake Technologies Corp.	7,738	772,330
Westrock Co.	10,903	383,350
Woodward, Inc.	2,461	237,757
XPO, Inc. *	4,351	144,845
Xylem, Inc.	7,657	846,635

		56,907,509

Technology - 11.3%

Akamai Technologies, Inc. *	6,626	558,572
Allegro MicroSystems, Inc. * (Japan)	2,835	85,107
Alteryx, Inc. Class A *	2,493	126,320
Amdocs Ltd.	5,238	476,134
ANSYS, Inc. *	3,718	898,232
AppLovin Corp. Class A *	9,753	102,699
Aspen Technology, Inc. *	1,149	236,005
Bentley Systems, Inc. Class B	7,050	260,568
Bill.com Holdings, Inc. *	4,246	462,644
Black Knight, Inc. *	6,675	412,181
Broadridge Financial Solutions, Inc.	4,988	669,040
CACI International, Inc. Class A *	990	297,584
Cadence Design Systems, Inc. *	11,664	1,873,705
CCC Intelligent Solutions Holdings, Inc. *	7,071	61,518
Ceridian HCM Holding, Inc. *	5,758	369,376
Cirrus Logic, Inc. *	2,414	179,795
Cloudflare, Inc. Class A *	11,944	539,988
Concentrix Corp.	1,870	249,009
Confluent, Inc. Class A *	5,194	115,515
Coupa Software, Inc. *	3,158	250,019
Crowdstrike Holdings, Inc. Class A *	8,988	946,347
Datadog, Inc. Class A *	11,356	834,666
Definitive Healthcare Corp. *	1,330	14,617
Dell Technologies, Inc. Class C	10,787	433,853
DocuSign, Inc. *	8,365	463,588
DoubleVerify Holdings, Inc. *	3,193	70,118
Doximity, Inc. Class A *	4,651	156,088
Dropbox, Inc. Class A *	11,721	262,316
DXC Technology Co. *	9,837	260,680
Dynatrace, Inc. *	8,645	331,103
Elastic NV *	3,178	163,667
Electronic Arts, Inc.	11,855	1,448,444
Entegris, Inc.	6,343	416,037
EPAM Systems, Inc. *	2,331	763,962
Fair Isaac Corp. *	1,050	628,509
Five9, Inc. *	2,991	202,969
Fortinet, Inc. *	27,604	1,349,560
Genpact Ltd.	7,766	359,721
GLOBALFOUNDRIES, Inc. *	2,613	140,815
Globant SA *	1,766	296,971
Guidewire Software, Inc. *	3,574	223,589
Hewlett Packard Enterprise Co.	55,522	886,131
HP, Inc.	43,058	1,156,968
HubSpot, Inc. *	1,948	563,225
Informatica, Inc. Class A *	1,709	27,840
IPG Photonics Corp. *	1,394	131,970
Jack Henry & Associates, Inc.	3,102	544,587
Jamf Holding Corp. *	2,727	58,085
KBR, Inc.	5,797	306,082
Kyndryl Holdings, Inc. *	8,741	97,200
Lattice Semiconductor Corp. *	5,902	382,922
Leidos Holdings, Inc.	5,822	612,416
Lumentum Holdings, Inc. *	2,883	150,406
Manhattan Associates, Inc. *	2,682	325,595
Microchip Technology, Inc.	22,773	1,599,803
MKS Instruments, Inc.	2,465	208,859
MongoDB, Inc. *	2,789	548,987
Monolithic Power Systems, Inc.	1,940	686,003
MSCI, Inc.	3,324	1,546,225

	Shares	Value
nCino, Inc. *	2,978	$78,738
NCR Corp. *	5,405	126,531
NetApp, Inc.	9,295	558,258
New Relic, Inc. *	2,232	125,996
Nutanix, Inc. Class A *	9,822	255,863
ON Semiconductor Corp. *	18,548	1,156,839
Palantir Technologies, Inc. Class A *	77,320	496,394
Paychex, Inc.	13,791	1,593,688
Paycom Software, Inc. *	2,196	681,441
Paycor HCM, Inc. *	2,158	52,806
Pegasystems, Inc.	1,730	59,235
Playtika Holding Corp. *	4,405	37,487
Procore Technologies, Inc. *	2,921	137,813
PTC, Inc. *	4,502	540,420
Pure Storage, Inc. Class A *	12,016	321,548
Qorvo, Inc. *	4,402	398,997
RingCentral, Inc. Class A *	3,577	126,626
ROBLOX Corp. Class A *	18,817	535,532
Science Applications International Corp.	2,415	267,896
SentinelOne, Inc. Class A *	8,167	119,157
Skyworks Solutions, Inc.	6,874	626,428
Smartsheet, Inc. Class A *	5,414	213,095
Splunk, Inc. *	6,880	592,299
SS&C Technologies Holdings, Inc.	9,538	496,548
Synopsys, Inc. *	6,519	2,081,452
Take-Two Interactive Software, Inc. *	6,986	727,452
Teradata Corp. *	4,585	154,331
Teradyne, Inc.	6,689	584,284
Thoughtworks Holding, Inc. *	3,560	36,276
Twilio, Inc. Class A *	7,332	358,975
Tyler Technologies, Inc. *	1,743	561,961
UiPath, Inc. Class A *	16,243	206,449
Unity Software, Inc. *	10,752	307,400
Veeva Systems, Inc. Class A *	5,957	961,341
Western Digital Corp. *	13,399	422,738
Wolfspeed, Inc. *	5,267	363,634
Zebra Technologies Corp. Class A *	2,236	573,333
Zoom Video Communications, Inc. Class A *	10,796	731,321
ZoomInfo Technologies, Inc. *	11,822	355,960
Zscaler, Inc. *	3,567	399,147

		46,250,624

Utilities - 5.9%

AES Corp.	28,518	820,178
Alliant Energy Corp.	10,715	591,575
Ameren Corp.	11,003	978,387
American Water Works Co., Inc.	7,778	1,185,523
Atmos Energy Corp.	5,914	662,782
Avangrid, Inc.	2,964	127,393
Brookfield Renewable Corp. Class A	5,416	149,157
CenterPoint Energy, Inc.	26,936	807,810
CMS Energy Corp.	12,376	783,772
Consolidated Edison, Inc.	15,173	1,446,138
Constellation Energy Corp.	13,961	1,203,578
DTE Energy Co.	8,247	969,270
Edison International	16,074	1,022,628
Entergy Corp.	8,679	976,387
Essential Utilities, Inc.	9,890	472,050
Evergy, Inc.	9,502	597,961
Eversource Energy	14,733	1,235,215
FirstEnergy Corp.	23,215	973,637
Hawaiian Electric Industries, Inc.	4,767	199,499
IDACORP, Inc.	2,135	230,260
National Fuel Gas Co.	3,701	234,273
NiSource, Inc.	17,489	479,548
NRG Energy, Inc.	9,799	311,804
OGE Energy Corp.	8,534	337,520
PG&E Corp. *	70,438	1,145,322
Pinnacle West Capital Corp.	4,825	366,893
PPL Corp.	31,506	920,605

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Public Service Enterprise Group, Inc.	21,288	$1,304,316
UGI Corp.	8,821	326,994
Vistra Corp.	16,804	389,853
WEC Energy Group, Inc.	13,492	1,265,010
Xcel Energy, Inc.	23,317	1,634,755

		24,150,093

Total Common Stocks (Cost $409,983,026)		399,481,892

EXCHANGE-TRADED FUND - 1.5%

iShares Russell Mid-Cap	90,842	6,127,293

Total Exchange-Traded Fund (Cost $5,914,220)		6,127,293

	Principal Amount
SHORT-TERM INVESTMENT - 0.8%
Repurchase Agreement - 0.8%
Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $3,327,344; collateralized by U.S. Treasury Notes: 2.750% due 02/15/28 and value $3,392,457)	$3,325,884	3,325,884

Total Short-Term Investment (Cost $3,325,884)		3,325,884

TOTAL INVESTMENTS - 99.9% (Cost $419,223,130)		408,935,069

DERIVATIVES - (0.0%)		(45,436)

OTHER ASSETS & LIABILITIES, NET - 0.1%		509,414

NET ASSETS - 100.0%		$409,399,047

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	20.2%
Consumer, Non-Cyclical	17.7%
Industrial	13.9%
Consumer, Cyclical	13.4%
Technology	11.3%
Utilities	5.9%
Energy	5.8%
Communications	5.5%
Basic Materials	3.9%
Others (each less than 3.0%)	2.3%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)

An investment with a value of $11,303 or less than 0.1% of the Fund’s net assets was valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or to the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index	03/23	7	$1,371,937	$1,351,350	($20,587)
S&P MID 400 E-Mini Index	03/23	10	2,467,449	2,442,600	(24,849)

Total Futures Contracts					($45,436)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD MID-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Common Stocks
	Basic Materials	$15,834,016	$15,834,016	$—	$—
	Communications	22,482,010	22,482,010	—	—
	Consumer, Cyclical	54,913,232	54,913,232	—	—
	Consumer, Non-Cyclical	72,361,360	72,361,360	—	—
	Energy	23,835,501	23,835,501	—	—
	Financial	82,747,547	82,747,547	—	—
	Industrial	56,907,509	56,896,206	11,303	—
	Technology	46,250,624	46,250,624	—	—
	Utilities	24,150,093	24,150,093	—	—

	Total Common Stocks	399,481,892	399,470,589	11,303	—

	Exchange-Traded Fund	6,127,293	6,127,293	—	—
	Short-Term Investment	3,325,884	—	3,325,884	—

	Total Assets	408,935,069	405,597,882	3,337,187	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(45,436)	(45,436)	—	—

	Total Liabilities	(45,436)	(45,436)	—	—

	Total	$408,889,633	$405,552,446	$3,337,187	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
RIGHTS - 0.0%

Consumer, Non-Cyclical - 0.0%

Contra Aduro Biotechnologies, Inc. - Contingent Value Rights * ± Ω	758	$1,925
Oncternal Therapeutics, Inc. - Contingent Value Rights * ± Ω	33	34

		1,959

Total Rights (Cost $68)		1,959

COMMON STOCKS - 97.3%

Basic Materials - 4.0%

5E Advanced Materials, Inc. *	2,200	17,336
AdvanSix, Inc.	531	20,189
American Vanguard Corp.	1,411	30,633
Amyris, Inc. *	1,358	2,078
ATI, Inc. *	7,150	213,499
Avient Corp.	3,845	129,807
Balchem Corp.	1,840	224,682
Cabot Corp.	3,199	213,821
Century Aluminum Co. *	2,980	24,376
Codexis, Inc. *	3,510	16,357
Commercial Metals Co.	1,145	55,303
Compass Minerals International, Inc.	1,986	81,426
Constellium SE *	3,867	45,747
Dakota Gold Corp. *	2,914	8,888
Diversey Holdings Ltd. *	4,468	19,034
Energy Fuels, Inc. *	7,483	46,469
Hawkins, Inc.	683	26,364
HB Fuller Co.	2,655	190,151
Hycroft Mining Holding Corp. *	7,248	3,857
Ingevity Corp. *	2,165	152,503
Innospec, Inc.	1,219	125,386
Ivanhoe Electric, Inc. *	397	4,823
Kaiser Aluminum Corp.	909	69,048
Kronos Worldwide, Inc.	1,271	11,947
Lightwave Logic, Inc. *	6,494	27,989
Livent Corp. *	9,326	185,308
Mativ Holdings, Inc.	206	4,305
Novagold Resources, Inc. * (Canada)	13,159	78,691
Origin Materials, Inc. *	3,742	17,251
Orion Engineered Carbons SA (Germany)	3,470	61,801
Piedmont Lithium, Inc. *	277	12,193
Quaker Chemical Corp.	514	85,787
Rogers Corp. *	1,087	129,722
Schnitzer Steel Industries, Inc. Class A	131	4,015
Sensient Technologies Corp.	2,302	167,862
Stepan Co.	132	14,053
Sylvamo Corp.	1,926	93,584
Ur-Energy, Inc. *	11,056	12,714
Uranium Energy Corp. *	20,359	78,993
US Lime & Minerals, Inc.	101	14,217

		2,722,209

Communications - 4.5%

A10 Networks, Inc.	2,939	48,876
AdTheorent Holding Co., Inc. *	2,048	3,400
ADTRAN Holdings, Inc.	4,020	75,536
Allbirds, Inc. Class A *	1,424	3,446
Anterix, Inc. *	327	10,520
Arena Group Holdings, Inc. *	488	5,178
Boston Omaha Corp. Class A *	81	2,146
Calix, Inc. *	2,607	178,397
Cambium Networks Corp. *	652	14,129
Cargurus, Inc. *	5,849	81,944
CarParts.com, Inc. *	2,920	18,279
Cars.com, Inc. *	490	6,747
Casa Systems, Inc. *	1,956	5,340

	Shares	Value
Clearfield, Inc. *	664	$62,509
Cogent Communications Holdings, Inc.	1,382	78,885
CommScope Holding Co., Inc. *	11,788	86,642
Consolidated Communications Holdings, Inc. *	375	1,342
Couchbase, Inc. *	1,635	21,680
Credo Technology Group Holding Ltd. *	5,533	73,644
Cyxtera Technologies, Inc. *	2,153	4,134
DHI Group, Inc. *	2,073	10,966
DigitalBridge Group, Inc.	8,187	89,566
DZS, Inc. *	1,000	12,680
Edgio, Inc. *	6,928	7,829
Entravision Communications Corp. Class A	2,474	11,875
ePlus, Inc. *	1,172	51,896
Eventbrite, Inc. Class A *	3,883	22,754
EverQuote, Inc. Class A *	1,143	16,848
Extreme Networks, Inc. *	7,385	135,219
Figs, Inc. Class A *	6,293	42,352
Focus Universal, Inc. *	1,015	6,506
Gambling.com Group Ltd. * (Malta)	498	4,557
Globalstar, Inc. *	33,147	44,085
Gogo, Inc. *	237	3,498
Gray Television, Inc.	2,074	23,208
Groupon, Inc. *	117	1,004
Harmonic, Inc. *	5,335	69,888
HealthStream, Inc. *	112	2,782
IDT Corp. Class B *	642	18,085
Infinera Corp. *	11,160	75,218
Innovid Corp. * (Israel)	3,908	6,683
Inseego Corp. *	1,096	923
InterDigital, Inc.	645	31,915
Iridium Communications, Inc. *	7,210	370,594
Liquidity Services, Inc. *	663	9,322
Lulu’s Fashion Lounge Holdings, Inc. *	953	2,392
Marqeta, Inc. Class A *	24,976	152,603
MediaAlpha, Inc. Class A *	1,419	14,119
Nerdy, Inc. *	3,109	6,995
Ondas Holdings, Inc. *	2,127	3,382
Ooma, Inc. *	1,331	18,128
Open Lending Corp. Class A *	6,115	41,276
OptimizeRx Corp. *	960	16,128
Perficient, Inc. *	1,966	137,286
Planet Labs PBC *	7,887	34,308
Q2 Holdings, Inc. *	3,236	86,951
QuinStreet, Inc. *	182	2,612
Quotient Technology, Inc. *	83	285
RealReal, Inc. *	801	1,001
Revolve Group, Inc. *	2,364	52,623
Rover Group, Inc. *	5,182	19,018
Shutterstock, Inc.	1,371	72,279
Sinclair Broadcast Group, Inc. Class A	2,323	36,030
Squarespace, Inc. Class A *	415	9,201
Stagwell, Inc. *	412	2,559
Stitch Fix, Inc. Class A *	1,856	5,772
TechTarget, Inc. *	1,551	68,337
Thryv Holdings, Inc. *	372	7,068
Tucows, Inc. Class A *	568	19,267
Upwork, Inc. *	6,997	73,049
Value Line, Inc.	55	2,798
Viavi Solutions, Inc. *	13,140	138,101
Vivid Seats, Inc. Class A *	360	2,628
WideOpenWest, Inc. *	1,805	16,444
Yelp, Inc. *	3,884	106,189
Ziff Davis, Inc. *	490	38,759

		3,040,615

Consumer, Cyclical - 11.0%

Accel Entertainment, Inc. *	3,190	24,563
Acushnet Holdings Corp.	541	22,971
Aeva Technologies, Inc. *	421	573
Allegiant Travel Co. *	381	25,904
American Axle & Manufacturing Holdings, Inc. *	350	2,737

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Arko Corp.	4,840	$41,914
Asbury Automotive Group, Inc. *	369	66,143
Aspen Aerogels, Inc. *	1,775	20,927
Aterian, Inc. *	297	229
Beacon Roofing Supply, Inc. *	2,075	109,539
Bed Bath & Beyond, Inc. *	3,284	8,243
Bloomin’ Brands, Inc.	3,645	73,337
Blue Bird Corp. *	1,002	10,731
Bluegreen Vacations Holding Corp.	47	1,173
Boot Barn Holdings, Inc. *	1,696	106,034
Brinker International, Inc. *	2,236	71,351
Buckle, Inc.	1,606	72,832
Build-A-Bear Workshop, Inc. *	563	13,422
Caleres, Inc.	2,033	45,295
Camping World Holdings, Inc. Class A	2,212	49,372
Canoo, Inc. *	9,678	11,904
Cavco Industries, Inc. *	516	116,745
Century Casinos, Inc. *	1,206	8,478
Century Communities, Inc.	117	5,851
Cepton, Inc. *	2,201	2,795
Cheesecake Factory, Inc.	2,800	88,788
Chico’s FAS, Inc. *	5,065	24,920
Children’s Place, Inc. *	468	17,045
Cinemark Holdings, Inc. *	4,979	43,118
Citi Trends, Inc. *	25	662
Clarus Corp.	1,383	10,843
Cracker Barrel Old Country Store, Inc.	1,273	120,604
Crocs, Inc. *	3,491	378,529
Dave & Buster’s Entertainment, Inc. *	2,463	87,289
Denny’s Corp. *	2,276	20,962
Designer Brands, Inc. Class A	2,076	20,303
Destination XL Group, Inc. *	1,679	11,333
Dillard’s, Inc. Class A	228	73,690
Dine Brands Global, Inc.	738	47,675
Dorman Products, Inc. *	1,518	122,761
Douglas Dynamics, Inc.	1,321	47,767
Dream Finders Homes, Inc. Class A *	1,202	10,409
Duluth Holdings, Inc. Class B *	353	2,182
Ermenegildo Zegna NV (Italy)	744	7,790
Everi Holdings, Inc. *	2,635	37,812
EVgo, Inc. *	852	3,808
F45 Training Holdings, Inc. *	2,076	5,917
First Watch Restaurant Group, Inc. *	302	4,086
FirstCash, Inc.	1,081	93,950
Fisker, Inc. *	10,203	74,176
Forestar Group, Inc. *	257	3,960
Fox Factory Holding Corp. *	2,443	222,875
Franchise Group, Inc.	1,401	33,372
Frontier Group Holdings, Inc. *	2,136	21,937
Full House Resorts, Inc. *	509	3,828
Funko, Inc. Class A *	1,791	19,540
Gentherm, Inc. *	1,908	124,573
Global Industrial Co.	567	13,341
GMS, Inc. *	2,444	121,711
Golden Entertainment, Inc. *	1,150	43,010
Green Brick Partners, Inc. *	442	10,710
Guess?, Inc.	1,772	36,663
H&E Equipment Services, Inc.	1,845	83,763
Hibbett, Inc.	571	38,954
Hilton Grand Vacations, Inc. *	4,919	189,578
HNI Corp.	2,412	68,573
Holley, Inc. *	2,950	6,254
Hovnanian Enterprises, Inc. Class A *	296	12,456
Hudson Technologies, Inc. *	2,474	25,037
Hyzon Motors, Inc. *	5,037	7,807
IMAX Corp. *	1,663	24,380
indie Semiconductor, Inc. Class A * (China)	5,910	34,455
Installed Building Products, Inc.	1,367	117,015
Interface, Inc.	2,654	26,195
International Game Technology PLC	1,263	28,645
iRobot Corp. *	1,367	65,794

	Shares	Value
Jack in the Box, Inc.	162	$11,053
KB Home	766	24,397
Kontoor Brands, Inc.	3,196	127,808
Kura Sushi USA, Inc. Class A *	270	12,874
LCI Industries	1,426	131,834
LGI Homes, Inc. *	79	7,315
Liberty Media Corp. - Liberty Braves Class A *	623	20,353
Liberty Media Corp. - Liberty Braves Class C *	2,201	70,938
Lightning eMotors, Inc. *	2,246	823
Lindblad Expeditions Holdings, Inc. *	142	1,093
Lovesac Co. *	781	17,190
Luminar Technologies, Inc. *	14,455	71,552
M/I Homes, Inc. *	211	9,744
Malibu Boats, Inc. Class A *	1,170	62,361
Marine Products Corp.	492	5,791
MarineMax, Inc. *	96	2,997
MasterCraft Boat Holdings, Inc. *	1,008	26,077
MDC Holdings, Inc.	850	26,860
Meritage Homes Corp. *	129	11,894
Microvast Holdings, Inc. *	5,821	8,906
Miller Industries, Inc.	44	1,173
Monarch Casino & Resort, Inc. *	766	58,898
MRC Global, Inc. *	4,763	55,155
Mullen Automotive, Inc. *	19,242	5,503
Murphy USA, Inc.	1,202	336,007
National Vision Holdings, Inc. *	266	10,310
NEOGAMES SA * (Israel)	754	9,191
Nikola Corp. *	18,126	39,152
Noodles & Co. *	2,284	12,539
Nu Skin Enterprises, Inc. Class A	1,182	49,833
ONE Group Hospitality, Inc. *	1,341	8,448
OneSpaWorld Holdings Ltd. * (Bahamas)	3,805	35,501
OneWater Marine, Inc. Class A *	32	915
Oxford Industries, Inc.	602	56,094
Papa John’s International, Inc.	1,355	111,530
Party City Holdco, Inc. *	1,914	700
Patrick Industries, Inc.	128	7,757
PetMed Express, Inc.	1,016	17,983
Portillo’s, Inc. Class A *	1,601	26,128
PriceSmart, Inc.	887	53,912
Proterra, Inc. *	5,810	21,904
Purple Innovation, Inc. *	198	948
RCI Hospitality Holdings, Inc.	459	42,774
Red Rock Resorts, Inc. Class A	1,303	52,133
Reservoir Media, Inc. *	1,101	6,573
Rite Aid Corp. *	1,446	4,830
Rocky Brands, Inc.	24	567
Rush Street Interactive, Inc. *	3,551	12,748
Ruth’s Hospitality Group, Inc.	1,816	28,112
Sally Beauty Holdings, Inc. *	5,682	71,139
SeaWorld Entertainment, Inc. *	1,131	60,520
Shake Shack, Inc. Class A *	2,160	89,705
Shyft Group, Inc.	1,984	49,322
Skyline Champion Corp. *	3,072	158,239
Sleep Number Corp. *	552	14,341
Solid Power, Inc. *	3,008	7,640
Sonder Holdings, Inc. *	10,870	13,479
Sonos, Inc. *	7,349	124,198
Sovos Brands, Inc. *	1,553	22,317
Steven Madden Ltd.	4,425	141,423
Sun Country Airlines Holdings, Inc. *	1,906	30,229
Sweetgreen, Inc. Class A *	5,077	43,510
Taylor Morrison Home Corp. *	716	21,731
Texas Roadhouse, Inc.	3,869	351,886
ThredUp, Inc. Class A *	414	542
Titan International, Inc. *	2,936	44,979
Torrid Holdings, Inc. *	483	1,430
Tri Pointe Homes, Inc. *	502	9,332
Veritiv Corp.	755	91,891
Vinco Ventures, Inc. *	7,547	3,502
Virgin Galactic Holdings, Inc. *	6,644	23,121

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Visteon Corp. *	1,602	$209,590
Vizio Holding Corp. Class A *	3,971	29,425
Wabash National Corp.	2,383	53,856
Warby Parker, Inc. Class A *	4,795	64,685
Wingstop, Inc.	1,725	237,394
Wolverine World Wide, Inc.	4,419	48,300
Workhorse Group, Inc. *	8,176	12,427
Xos, Inc. *	3,139	1,390
XPEL, Inc. *	1,246	74,835
Xponential Fitness, Inc. Class A *	301	6,902

		7,486,366

Consumer, Non-Cyclical - 30.5%

22nd Century Group, Inc. *	9,286	8,548
23andMe Holding Co. Class A *	6,382	13,785
Aadi Bioscience, Inc. *	831	10,662
AbCellera Biologics, Inc. * (Canada)	5,061	51,268
ACADIA Pharmaceuticals, Inc. *	6,918	110,135
Aclaris Therapeutics, Inc. *	3,702	58,307
Adaptive Biotechnologies Corp. *	326	2,491
Addus HomeCare Corp. *	354	35,219
ADMA Biologics, Inc. *	4,744	18,407
Affimed NV * (Germany)	7,811	9,686
Agenus, Inc. *	17,553	42,127
Agiliti, Inc. *	1,624	26,487
AirSculpt Technologies, Inc.	710	2,627
Akero Therapeutics, Inc. *	138	7,562
Akoya Biosciences, Inc. *	908	8,690
Alarm.com Holdings, Inc. *	2,767	136,911
Albireo Pharma, Inc. *	1,052	22,734
Alector, Inc. *	3,633	33,533
Alkermes PLC *	9,399	245,596
Alphatec Holdings, Inc. *	3,752	46,337
Alpine Immune Sciences, Inc. *	575	4,226
Alta Equipment Group, Inc.	150	1,979
Amicus Therapeutics, Inc. *	15,888	193,992
AMN Healthcare Services, Inc. *	2,495	256,536
Amneal Pharmaceuticals, Inc. *	5,984	11,908
Amphastar Pharmaceuticals, Inc. *	2,200	61,644
Amylyx Pharmaceuticals, Inc. *	565	20,877
AN2 Therapeutics, Inc. *	82	781
Anavex Life Sciences Corp. *	4,004	37,077
Apellis Pharmaceuticals, Inc. *	5,398	279,131
Arbutus Biopharma Corp. *	3,586	8,355
Arcturus Therapeutics Holdings, Inc. *	1,214	20,589
Arcutis Biotherapeutics, Inc. *	2,412	35,698
Arlo Technologies, Inc. *	5,033	17,666
Arrowhead Pharmaceuticals, Inc. *	5,920	240,115
Artivion, Inc. *	1,930	23,392
Arvinas, Inc. *	2,796	95,651
ASGN, Inc. *	2,823	230,018
Atara Biotherapeutics, Inc. *	408	1,338
AtriCure, Inc. *	1,717	76,200
Atrion Corp.	80	44,756
Aura Biosciences, Inc. *	1,051	11,036
Aurinia Pharmaceuticals, Inc. * (Canada)	7,776	33,592
Avid Bioservices, Inc. *	3,534	48,663
Axogen, Inc. *	2,316	23,114
Axonics, Inc. *	2,818	176,210
Axsome Therapeutics, Inc. *	1,844	142,228
Babylon Holdings Ltd. Class A * (United Kingdom)	249	1,681
Barrett Business Services, Inc.	362	33,767
Beachbody Co., Inc. *	796	419
Beam Therapeutics, Inc. *	3,659	143,103
Beauty Health Co. *	4,864	44,262
BellRing Brands, Inc. *	7,599	194,838
Benson Hill, Inc. *	4,793	12,222
Beyond Meat, Inc. *	3,559	43,811
BioCryst Pharmaceuticals, Inc. *	7,343	84,298
Biohaven Ltd. *	2,271	31,521
BioLife Solutions, Inc. *	147	2,675

	Shares	Value
Blueprint Medicines Corp. *	3,442	$150,794
Bridgebio Pharma, Inc. *	3,789	28,872
Brink’s Co.	2,607	140,022
Brookfield Realty Capital Corp. Class A REIT *	1,579	9,648
Cal-Maine Foods, Inc.	2,014	109,662
Calavo Growers, Inc.	1,011	29,723
Cano Health, Inc. *	9,389	12,863
Cardiovascular Systems, Inc. *	1,237	16,848
CareDx, Inc. *	2,947	33,625
Carriage Services, Inc.	767	21,123
Cass Information Systems, Inc.	138	6,323
Cassava Sciences, Inc. *	2,190	64,693
Catalyst Pharmaceuticals, Inc. *	5,583	103,844
CBIZ, Inc. *	2,784	130,430
Celldex Therapeutics, Inc. *	562	25,048
Celsius Holdings, Inc. *	3,199	332,824
Celularity, Inc. *	3,441	4,439
Central Garden & Pet Co. *	158	5,917
Central Garden & Pet Co. Class A *	885	31,683
Cerevel Therapeutics Holdings, Inc. *	3,293	103,861
Cerus Corp. *	10,065	36,737
Chefs’ Warehouse, Inc. *	1,398	46,525
Chegg, Inc. *	7,164	181,034
Chimerix, Inc. *	3,125	5,813
Cimpress PLC * (Ireland)	1,012	27,941
Clover Health Investments Corp. *	22,371	20,794
Coca-Cola Consolidated, Inc.	271	138,850
Coherus Biosciences, Inc. *	4,271	33,826
Collegium Pharmaceutical, Inc. *	1,943	45,078
CompoSecure, Inc. *	385	1,890
CONMED Corp.	1,677	148,649
Corcept Therapeutics, Inc. *	4,971	100,961
CorVel Corp. *	514	74,700
Coursera, Inc. *	6,533	77,285
CRA International, Inc.	403	49,339
Crinetics Pharmaceuticals, Inc. *	420	7,686
Cross Country Healthcare, Inc. *	271	7,200
CTI BioPharma Corp. *	1,152	6,924
Custom Truck One Source, Inc. *	1,022	6,459
Cutera, Inc. *	966	42,717
Cytek Biosciences, Inc. *	6,551	66,886
Cytokinetics, Inc. *	4,271	195,697
Deciphera Pharmaceuticals, Inc. *	739	12,112
Denali Therapeutics, Inc. *	6,264	174,202
Distribution Solutions Group, Inc. *	257	9,473
DocGo, Inc. *	4,793	33,887
Duckhorn Portfolio, Inc. *	2,439	40,414
Dynavax Technologies Corp. *	6,851	72,895
Eagle Pharmaceuticals, Inc. *	588	17,187
Eiger BioPharmaceuticals, Inc. *	2,204	2,601
elf Beauty, Inc. *	2,823	156,112
Embecta Corp.	2,900	73,341
Enanta Pharmaceuticals, Inc. *	117	5,443
Ensign Group, Inc.	3,113	294,521
Esperion Therapeutics, Inc. *	4,254	26,502
European Wax Center, Inc. Class A	1,312	16,334
EVERTEC, Inc.	3,531	114,334
Evo Payments, Inc. Class A *	2,709	91,673
Evolus, Inc. *	2,030	15,245
EyePoint Pharmaceuticals, Inc. *	682	2,387
Fate Therapeutics, Inc. *	4,809	48,523
FibroGen, Inc. *	4,470	71,609
First Advantage Corp. *	259	3,367
Foghorn Therapeutics, Inc. *	1,153	7,356
Forrester Research, Inc. *	676	24,174
Franklin Covey Co. *	715	33,441
Fresh Market, Inc. Escrow Shares * ± Ω	5,869	—
Gelesis Holdings, Inc. *	599	174
Geron Corp. *	14,555	35,223
Glaukos Corp. *	2,633	115,009
Gossamer Bio, Inc. *	3,613	7,840

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Green Dot Corp. Class A *	323	$5,110
GreenLight Biosciences Holdings PBC *	5,035	5,941
Hackett Group, Inc.	1,435	29,231
Haemonetics Corp. *	2,924	229,973
Halozyme Therapeutics, Inc. *	7,672	436,537
Harmony Biosciences Holdings, Inc. *	1,504	82,870
Healthcare Services Group, Inc.	2,091	25,092
HealthEquity, Inc. *	4,779	294,578
Helen of Troy Ltd. *	1,369	151,836
Herbalife Nutrition Ltd. *	3,769	56,083
Herc Holdings, Inc.	1,444	189,987
Heron Therapeutics, Inc. *	5,990	14,975
Heska Corp. *	560	34,810
HilleVax, Inc. *	190	3,179
Humacyte, Inc. *	3,346	7,060
Huron Consulting Group, Inc. *	688	49,949
I3 Verticals, Inc. Class A *	1,272	30,960
ICF International, Inc.	752	74,486
IGM Biosciences, Inc. *	475	8,080
Imago Biosciences, Inc. *	888	31,924
ImmunityBio, Inc. *	3,621	18,358
ImmunoGen, Inc. *	6,088	30,196
Inari Medical, Inc. *	2,529	160,743
Information Services Group, Inc.	928	4,269
Inhibrx, Inc. *	1,875	46,200
Innovage Holding Corp. *	127	912
Innoviva, Inc. *	3,617	47,925
Inogen, Inc. *	71	1,399
Insmed, Inc. *	7,789	155,624
Insperity, Inc.	2,091	237,538
Inspire Medical Systems, Inc. *	1,625	409,305
Intellia Therapeutics, Inc. *	3,200	111,648
Inter Parfums, Inc.	1,039	100,284
Intercept Pharmaceuticals, Inc. *	1,400	17,318
Intra-Cellular Therapies, Inc. *	5,275	279,153
iRadimed Corp.	418	11,825
iRhythm Technologies, Inc. *	1,737	162,705
Ironwood Pharmaceuticals, Inc. *	7,874	97,559
IVERIC bio, Inc. *	7,745	165,820
J & J Snack Foods Corp.	881	131,895
John B Sanfilippo & Son, Inc.	327	26,592
John Wiley & Sons, Inc. Class A	2,333	93,460
Joint Corp. *	819	11,450
Karuna Therapeutics, Inc. *	1,740	341,910
Karyopharm Therapeutics, Inc. *	4,519	15,365
Keros Therapeutics, Inc. *	1,052	50,517
Kforce, Inc.	1,147	62,890
Kiniksa Pharmaceuticals Ltd. Class A *	1,696	25,406
Korn Ferry	3,054	154,593
Krispy Kreme, Inc.	1,082	11,166
Krystal Biotech, Inc. *	413	32,718
Lancaster Colony Corp.	948	187,040
Lantheus Holdings, Inc. *	3,933	200,426
Leafly Holdings, Inc. *	1,319	860
Legalzoom.com, Inc. *	5,537	42,856
LeMaitre Vascular, Inc.	1,143	52,601
Lexicon Pharmaceuticals, Inc. *	1,656	3,163
LHC Group, Inc. *	1,722	278,430
LifeStance Health Group, Inc. *	274	1,354
Ligand Pharmaceuticals, Inc. *	107	7,148
Liquidia Corp. *	1,733	11,039
LivaNova PLC *	2,365	131,352
Local Bounti Corp. *	3,687	5,125
Madrigal Pharmaceuticals, Inc. *	741	215,075
MannKind Corp. *	1,631	8,595
MarketWise, Inc. *	361	606
Medifast, Inc.	631	72,786
Medpace Holdings, Inc. *	1,461	310,331
MeiraGTx Holdings PLC *	107	698
Meridian Bioscience, Inc. *	2,478	82,294
Merit Medical Systems, Inc. *	2,773	195,829

	Shares	Value
MGP Ingredients, Inc.	807	$85,849
Mirum Pharmaceuticals, Inc. *	1,051	20,495
Mission Produce, Inc. *	324	3,765
ModivCare, Inc. *	233	20,907
Moneylion, Inc. *	548	340
Morphic Holding, Inc. *	1,260	33,705
Nano-X Imaging Ltd. * (Israel)	217	1,601
NanoString Technologies, Inc. *	2,386	19,016
National Beverage Corp. *	1,362	63,374
National Research Corp.	819	30,549
Natural Grocers by Vitamin Cottage, Inc.	471	4,305
Neogen Corp. *	11,489	174,977
Nevro Corp. *	2,024	80,150
NGM Biopharmaceuticals, Inc. *	1,400	7,028
NuVasive, Inc. *	3,021	124,586
Ocugen, Inc. *	12,589	16,366
Ocular Therapeutix, Inc. *	4,456	12,521
OmniAb, Inc. *	524	1,886
OmniAb, Inc. - Earn Out Shares * ± Ω	80	—
Omnicell, Inc. *	2,560	129,075
Oncology Institute, Inc. *	2,011	3,318
Option Care Health, Inc. *	9,003	270,900
Organogenesis Holdings, Inc. *	3,894	10,475
OrthoPediatrics Corp. *	875	34,764
Outlook Therapeutics, Inc. *	6,779	7,321
Owens & Minor, Inc. *	491	9,589
Owlet, Inc. *	941	526
P3 Health Partners, Inc. *	793	1,459
Pacira BioSciences, Inc. *	2,583	99,730
Paragon 28, Inc. *	2,677	51,157
Patterson Cos., Inc.	3,950	110,719
Paya Holdings, Inc. *	5,026	39,555
Payoneer Global, Inc. *	12,671	69,310
Pennant Group, Inc. *	1,496	16,426
PepGen, Inc. *	170	2,273
PetIQ, Inc. *	1,244	11,470
Phathom Pharmaceuticals, Inc. *	1,417	15,899
Phibro Animal Health Corp. Class A	1,098	14,724
Point Biopharma Global, Inc. SPAC *	4,613	33,629
Praxis Precision Medicines, Inc. *	245	583
Precigen, Inc. *	4,960	7,539
Prime Medicine, Inc. *	285	5,295
Priority Technology Holdings, Inc. *	1,041	5,476
PROCEPT BioRobotics Corp. *	1,497	62,185
PROG Holdings, Inc. *	456	7,702
Progyny, Inc. *	4,354	135,627
Prometheus Biosciences, Inc. *	2,004	220,440
Prothena Corp. PLC * (Ireland)	2,110	127,127
Provention Bio, Inc. *	3,111	32,883
PTC Therapeutics, Inc. *	3,057	116,686
Pulmonx Corp. *	1,998	16,843
Quanterix Corp. *	259	3,587
R1 RCM, Inc. *	8,648	94,696
RadNet, Inc. *	2,879	54,212
Rallybio Corp. *	835	5,486
RAPT Therapeutics, Inc. *	1,032	20,434
Reata Pharmaceuticals, Inc. Class A *	1,323	50,261
Recursion Pharmaceuticals, Inc. Class A *	714	5,505
Relay Therapeutics, Inc. *	395	5,901
Relmada Therapeutics, Inc. *	1,166	4,069
Remitly Global, Inc. *	5,764	65,998
Rent the Runway, Inc. Class A *	2,680	8,174
Rent-A-Center, Inc.	2,871	64,741
Revance Therapeutics, Inc. *	4,648	85,802
REVOLUTION Medicines, Inc. *	618	14,721
Rigel Pharmaceuticals, Inc. *	9,792	14,688
RxSight, Inc. *	1,107	14,026
Sabre Corp. *	3,943	24,368
Sangamo Therapeutics, Inc. *	385	1,209
Science 37 Holdings, Inc. *	3,229	1,341
Select Medical Holdings Corp.	5,076	126,037

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Senseonics Holdings, Inc. *	27,179	$27,994
Seres Therapeutics, Inc. *	4,040	22,624
Shockwave Medical, Inc. *	2,049	421,295
ShotSpotter, Inc. *	510	17,253
SI-BONE, Inc. *	1,972	26,819
SIGA Technologies, Inc.	2,731	20,100
Silk Road Medical, Inc. *	2,163	114,315
Simply Good Foods Co. *	5,120	194,714
SomaLogic, Inc. *	1,090	2,736
Sorrento Therapeutics, Inc. *	3,616	3,204
SP Plus Corp. *	1,181	41,004
SpringWorks Therapeutics, Inc. *	417	10,846
Sprouts Farmers Market, Inc. *	6,129	198,396
STAAR Surgical Co. *	2,761	134,019
Sterling Check Corp. *	1,298	20,080
StoneCo Ltd. Class A * (Brazil)	8,271	78,078
Stride, Inc. *	2,339	73,164
SunOpta, Inc. * (Canada)	5,208	43,956
Surgery Partners, Inc. *	2,542	70,820
Surmodics, Inc. *	809	27,603
Syndax Pharmaceuticals, Inc. *	714	18,171
Tactile Systems Technology, Inc. *	390	4,477
Target Hospitality Corp. *	1,680	25,435
Tattooed Chef, Inc. *	2,711	3,335
Tenon Medical, Inc. *	333	526
Textainer Group Holdings Ltd. (China)	334	10,357
TG Therapeutics, Inc. *	7,662	90,641
Theravance Biopharma, Inc. *	3,362	37,722
Third Harmonic Bio, Inc. *	305	1,312
Thorne HealthTech, Inc. *	795	2,886
Tootsie Roll Industries, Inc.	799	34,013
Transcat, Inc. *	416	29,482
TransMedics Group, Inc. *	1,755	108,319
Travere Therapeutics, Inc. *	3,249	68,326
Treace Medical Concepts, Inc. *	1,923	44,210
Tricida, Inc. *	372	57
TriNet Group, Inc. *	2,160	146,448
Turning Point Brands, Inc.	844	18,256
Twist Bioscience Corp. *	2,256	53,715
Udemy, Inc. *	4,197	44,278
UFP Technologies, Inc. *	394	46,449
United Natural Foods, Inc. *	243	9,407
Universal Technical Institute, Inc. *	1,859	12,492
US Physical Therapy, Inc.	740	59,962
USANA Health Sciences, Inc. *	662	35,218
Utah Medical Products, Inc.	191	19,201
Utz Brands, Inc.	3,340	52,972
Vaxart, Inc. *	1,463	1,406
Vaxcyte, Inc. *	4,127	197,890
Vector Group Ltd.	1,236	14,659
Ventyx Biosciences, Inc. *	1,434	47,021
Vera Therapeutics, Inc. *	756	14,629
Vericel Corp. *	2,707	71,302
Veru, Inc. *	3,773	19,921
Verve Therapeutics, Inc. *	396	7,663
Vicarious Surgical, Inc. *	3,129	6,321
ViewRay, Inc. *	7,525	33,712
Vintage Wine Estates, Inc. *	279	910
Viridian Therapeutics, Inc. *	1,593	46,532
VistaGen Therapeutics, Inc. *	9,695	999
Vita Coco Co., Inc. *	1,599	22,098
Vital Farms, Inc. *	1,712	25,543
Vivint Smart Home, Inc. *	1,403	16,696
WD-40 Co.	791	127,517
Wejo Group Ltd. * (Bermuda)	3,045	1,465
Willdan Group, Inc. *	63	1,125
Xeris Biopharma Holdings, Inc. *	7,595	10,101
Y-mAbs Therapeutics, Inc. *	2,153	10,507
Zentalis Pharmaceuticals, Inc. *	2,580	51,961
ZipRecruiter, Inc. Class A *	4,212	69,161
Zynex, Inc.	1,248	17,360

		20,738,672

	Shares	Value
Diversified - 0.0%

Professional Holding Corp. Class A *	64	$1,775

Energy - 8.0%

Alpha Metallurgical Resources, Inc.	877	128,384
Amplify Energy Corp. *	1,582	13,906
Arch Resources, Inc.	856	122,228
Aris Water Solution, Inc. Class A	1,263	18,200
Array Technologies, Inc. *	8,685	167,881
Battalion Oil Corp. *	144	1,398
Berry Corp.	772	6,176
Borr Drilling Ltd. * (United Arab Emirates)	5,328	26,480
Callon Petroleum Co. *	2,347	87,050
ChampionX Corp.	11,532	334,313
Chord Energy Corp.	1,425	194,954
CNX Resources Corp. *	555	9,346
Comstock Resources, Inc.	5,262	72,142
CONSOL Energy, Inc.	1,864	121,160
Crescent Energy Co. Class A	2,299	27,565
CVR Energy, Inc.	1,695	53,121
Delek US Holdings, Inc.	4,012	108,324
Denbury, Inc. *	2,892	251,662
DMC Global, Inc. *	275	5,346
Earthstone Energy, Inc. Class A *	2,514	35,774
Empire Petroleum Corp. *	593	7,294
Energy Vault Holdings, Inc. *	4,712	14,701
Equitrans Midstream Corp.	5,694	38,150
Fluence Energy, Inc. *	2,061	35,346
FuelCell Energy, Inc. *	17,076	47,471
Golar LNG Ltd. * (Cameroon)	324	7,384
Gulfport Energy Corp. *	641	47,203
Heliogen, Inc. *	5,222	3,646
HighPeak Energy, Inc.	393	8,988
Kinetik Holdings, Inc.	101	3,341
Kosmos Energy Ltd. * (Ghana)	25,961	165,112
Laredo Petroleum, Inc. *	956	49,158
Liberty Energy, Inc.	7,994	127,984
Magnolia Oil & Gas Corp. Class A	10,073	236,212
Matador Resources Co.	6,477	370,743
Montauk Renewables, Inc. *	3,847	42,432
Murphy Oil Corp.	3,714	159,739
Nabors Industries Ltd. *	455	70,466
NextDecade Corp. *	1,795	8,867
NexTier Oilfield Solutions, Inc. *	10,095	93,278
Noble Corp. PLC *	880	33,185
Northern Oil & Gas, Inc.	3,230	99,549
Oceaneering International, Inc. *	5,224	91,368
Par Pacific Holdings, Inc. *	2,838	65,984
Patterson-UTI Energy, Inc.	8,348	140,580
PBF Energy, Inc. Class A	1,284	52,362
Permian Resources Corp.	1,537	14,448
ProFrac Holding Corp. Class A *	615	15,498
Ramaco Resources, Inc.	1,286	11,304
Ranger Oil Corp. Class A	1,108	44,796
Riley Exploration Permian, Inc.	376	11,066
Ring Energy, Inc. *	2,246	5,525
RPC, Inc.	4,275	38,005
SandRidge Energy, Inc. *	1,562	26,601
Shoals Technologies Group, Inc. Class A *	7,950	196,127
SilverBow Resources, Inc. *	673	19,032
Sitio Royalties Corp. Class A *	4,109	118,554
SM Energy Co.	6,968	242,695
Solaris Oilfield Infrastructure, Inc. Class A	1,812	17,993
Stem, Inc. *	7,825	69,956
SunPower Corp. *	4,704	84,813
Talos Energy, Inc. *	3,800	71,744
Tellurian, Inc. *	29,572	49,681
TETRA Technologies, Inc. *	7,141	24,708
TPI Composites, Inc. *	2,122	21,517

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
US Silica Holdings, Inc. *	642	$8,025
VAALCO Energy, Inc.	6,122	27,916
Valaris Ltd. *	3,514	237,617
Vertex Energy, Inc. *	2,746	17,025
W&T Offshore, Inc. *	4,496	25,088
Warrior Met Coal, Inc.	312	10,808
Weatherford International PLC *	4,077	207,601

		5,424,096

Financial - 7.8%

Alexander’s, Inc. REIT	132	29,048
Applied Digital Corp. *	1,347	2,478
Artisan Partners Asset Management, Inc. Class A	2,273	67,508
Associated Capital Group, Inc. Class A	16	672
Atlanticus Holdings Corp. *	159	4,166
Axos Financial, Inc. *	321	12,269
B Riley Financial, Inc.	1,204	41,177
BancFirst Corp.	685	60,403
Bancorp, Inc. *	1,786	50,687
Bank of NT Butterfield & Son Ltd. (Bermuda)	206	6,141
BayCom Corp.	70	1,329
Blucora, Inc. *	2,769	70,693
Bluerock Homes Trust, Inc. REIT *	73	1,556
Bridgewater Bancshares, Inc. *	362	6,422
Brightsphere Investment Group, Inc.	1,747	35,953
Brookfield Business Corp. Class A (Canada)	1,310	24,615
BRP Group, Inc. Class A *	3,507	88,166
Cadence Bank	584	14,401
CareTrust REIT, Inc.	467	8,677
CBL & Associates Properties, Inc. REIT	271	6,255
Clipper Realty, Inc. REIT	767	4,909
Coastal Financial Corp. *	606	28,797
Cohen & Steers, Inc.	1,474	95,161
Columbia Financial, Inc. *	695	15,026
Community Healthcare Trust, Inc. REIT	867	31,039
Compass, Inc. Class A *	15,780	36,767
Corporate Office Properties Trust REIT	811	21,037
Cryptyde, Inc. *	608	117
Curo Group Holdings Corp.	935	3,319
Cushman & Wakefield PLC *	9,169	114,246
Diamond Hill Investment Group, Inc.	170	31,453
Doma Holdings, Inc. *	1,268	574
Douglas Elliman, Inc.	407	1,656
Eastern Bankshares, Inc.	1,877	32,378
eHealth, Inc. *	434	2,101
Esquire Financial Holdings, Inc.	360	15,574
Essential Properties Realty Trust, Inc. REIT	757	17,767
eXp World Holdings, Inc.	4,038	44,741
Farmers & Merchants Bancorp, Inc.	229	6,224
Federated Hermes, Inc.	4,922	178,718
First BanCorp	567	7,212
First Financial Bankshares, Inc.	7,495	257,828
First Guaranty Bancshares, Inc.	32	750
Five Star Bancorp	284	7,736
Flywire Corp. *	3,279	80,237
Focus Financial Partners, Inc. Class A *	3,328	124,035
Four Corners Property Trust, Inc. REIT	507	13,147
FVCBankcorp, Inc. *	81	1,545
GCM Grosvenor, Inc. Class A	2,098	15,966
Glacier Bancorp, Inc.	839	41,463
Gladstone Commercial Corp. REIT	2,204	40,774
Gladstone Land Corp. REIT	1,034	18,974
Goosehead Insurance, Inc. Class A *	975	33,481
Greene County Bancorp, Inc.	194	11,139
Hamilton Lane, Inc. Class A	2,070	132,232
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	331	9,592
HCI Group, Inc.	365	14,450
Hersha Hospitality Trust REIT	126	1,074
Hingham Institution For Savings	9	2,484

	Shares	Value
HomeTrust Bancshares, Inc.	200	$4,834
Houlihan Lokey, Inc.	2,885	251,457
Industrial Logistics Properties Trust REIT	198	647
Innovative Industrial Properties, Inc. REIT	1,599	162,059
International Money Express, Inc. *	1,795	43,744
Investors Title Co.	16	2,361
Kinsale Capital Group, Inc.	1,248	326,377
Lakeland Financial Corp.	1,300	94,861
LendingClub Corp. *	302	2,658
LendingTree, Inc. *	602	12,841
Live Oak Bancshares, Inc.	1,500	45,300
Marcus & Millichap, Inc.	1,473	50,745
McGrath RentCorp	1,408	139,026
Metrocity Bankshares, Inc.	281	6,078
Metropolitan Bank Holding Corp. *	45	2,640
Moelis & Co. Class A	1,837	70,486
NerdWallet, Inc. Class A *	1,470	14,112
Newmark Group, Inc. Class A	546	4,352
NexPoint Residential Trust, Inc. REIT	1,248	54,313
Nicolet Bankshares, Inc. *	98	7,819
NMI Holdings, Inc. Class A *	339	7,085
Offerpad Solutions, Inc. *	3,916	1,803
Outfront Media, Inc. REIT	8,495	140,847
Palomar Holdings, Inc. *	1,400	63,224
Pathward Financial, Inc.	415	17,866
PennyMac Mortgage Investment Trust REIT	1,122	13,902
Perella Weinberg Partners	1,988	19,482
Phillips Edison & Co., Inc. REIT	6,797	216,416
PJT Partners, Inc. Class A	1,358	100,071
Postal Realty Trust, Inc. Class A REIT	666	9,677
PotlatchDeltic Corp. REIT	451	19,839
Redfin Corp. *	6,164	26,135
RLI Corp.	2,263	297,064
RMR Group, Inc. Class A	629	17,769
Safehold, Inc. REIT	964	27,590
Saul Centers, Inc. REIT	643	26,157
Sculptor Capital Management, Inc.	720	6,235
ServisFirst Bancshares, Inc.	2,895	199,494
Silvercrest Asset Management Group, Inc. Class A	537	10,079
Silvergate Capital Corp. Class A *	1,436	24,986
SiriusPoint Ltd. * (Bermuda)	433	2,555
St. Joe Co.	2,001	77,339
StepStone Group, Inc. Class A	3,122	78,612
Stock Yards Bancorp, Inc.	1,399	90,907
StoneX Group, Inc. *	91	8,672
Tanger Factory Outlet Centers, Inc. REIT	5,866	105,236
Third Coast Bancshares, Inc. *	51	940
Triumph Financial, Inc. *	496	24,240
Trupanion, Inc. *	2,246	106,752
UMH Properties, Inc. REIT	2,492	40,121
Universal Health Realty Income Trust REIT	786	37,516
Universal Insurance Holdings, Inc.	268	2,838
Veritex Holdings, Inc.	399	11,204
Victory Capital Holdings, Inc. Class A	278	7,459
Virtus Investment Partners, Inc.	44	8,423
Walker & Dunlop, Inc.	1,229	96,452
West BanCorp, Inc.	246	6,285
Westamerica BanCorp	253	14,930
WisdomTree, Inc.	7,815	42,592
World Acceptance Corp. *	152	10,023

		5,343,866

Industrial - 15.0%

908 Devices, Inc. *	289	2,202
AAON, Inc.	2,529	190,484
Advanced Energy Industries, Inc.	2,170	186,143
Aerojet Rocketdyne Holdings, Inc. *	3,454	193,182
AeroVironment, Inc. *	1,421	121,723
AEye, Inc. *	5,842	2,808
Air Transport Services Group, Inc. *	1,243	32,293
Akoustis Technologies, Inc. *	2,892	8,155

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Alamo Group, Inc.	496	$70,234
Albany International Corp. Class A	348	34,309
Allied Motion Technologies, Inc.	713	24,820
American Woodmark Corp. *	54	2,638
Apogee Enterprises, Inc.	1,283	57,042
Applied Industrial Technologies, Inc.	2,210	278,526
ArcBest Corp.	457	32,008
Atkore, Inc. *	2,375	269,373
Atlas Technical Consultants, Inc. *	713	3,672
Babcock & Wilcox Enterprises, Inc. *	3,503	20,212
Badger Meter, Inc.	1,688	184,043
Belden, Inc.	1,304	93,758
Berkshire Grey, Inc. *	2,800	1,691
Blink Charging Co. *	2,078	22,796
Bloom Energy Corp. Class A *	10,359	198,064
Boise Cascade Co.	474	32,550
Brady Corp. Class A	2,063	97,167
Cactus, Inc. Class A	3,400	170,884
Cadre Holdings, Inc.	1,103	22,214
Casella Waste Systems, Inc. Class A *	2,885	228,809
Charge Enterprises, Inc. *	7,594	9,417
Chart Industries, Inc. *	2,456	283,005
Chase Corp.	120	10,351
CIRCOR International, Inc. *	309	7,404
Comfort Systems USA, Inc.	2,035	234,188
Construction Partners, Inc. Class A *	2,287	61,040
CryoPort, Inc. *	2,063	35,793
CSW Industrials, Inc.	846	98,077
CTS Corp.	1,837	72,415
Daseke, Inc. *	2,305	13,116
Dycom Industries, Inc. *	1,659	155,282
EMCOR Group, Inc.	2,721	403,007
Energizer Holdings, Inc.	3,871	129,872
Energy Recovery, Inc. *	3,178	65,117
Enerpac Tool Group Corp.	3,298	83,934
EnerSys	283	20,897
Enovix Corp. *	6,293	78,285
ESCO Technologies, Inc.	144	12,606
ESS Tech, Inc. *	4,335	10,534
Evoqua Water Technologies Corp. *	6,775	268,290
Exponent, Inc.	2,938	291,126
Fabrinet * (Thailand)	2,130	273,109
FARO Technologies, Inc. *	79	2,323
Federal Signal Corp.	3,439	159,810
Fluor Corp. *	7,476	259,118
Forward Air Corp.	1,544	161,950
Franklin Electric Co., Inc.	2,655	211,736
GATX Corp.	118	12,548
Gorman-Rupp Co.	249	6,379
GrafTech International Ltd.	11,115	52,907
Great Lakes Dredge & Dock Corp. *	915	5,444
Greif, Inc. Class A	202	13,546
Greif, Inc. Class B	51	3,990
Griffon Corp.	1,348	48,245
Helios Technologies, Inc.	1,880	102,347
Hillenbrand, Inc.	1,989	84,871
Identiv, Inc. *	1,288	9,325
IES Holdings, Inc. *	343	12,201
Insteel Industries, Inc.	1,074	29,557
Itron, Inc. *	210	10,637
Janus International Group, Inc. *	4,754	45,258
JELD-WEN Holding, Inc. *	1,759	16,974
Joby Aviation, Inc. *	13,472	45,131
John Bean Technologies Corp.	1,819	166,129
Kadant, Inc.	671	119,190
Karat Packaging, Inc.	354	5,087
Latham Group, Inc. *	2,487	8,008
Li-Cycle Holdings Corp. * (Canada)	3,040	14,470
Lindsay Corp.	637	103,736
LSB Industries, Inc. *	4,251	56,538
Luxfer Holdings PLC (United Kingdom)	666	9,138

	Shares	Value
Marten Transport Ltd.	2,532	$50,083
Masonite International Corp. *	1,282	103,342
Materion Corp.	1,104	96,611
Mesa Laboratories, Inc.	296	49,198
MicroVision, Inc. *	9,499	22,323
Momentus, Inc. *	1,113	868
Montrose Environmental Group, Inc. *	1,590	70,580
Moog, Inc. Class A	274	24,046
Mueller Industries, Inc.	1,153	68,027
Mueller Water Products, Inc. Class A	9,030	97,163
Myers Industries, Inc.	2,105	46,794
MYR Group, Inc. *	949	87,374
Napco Security Technologies, Inc. *	1,710	46,991
Northwest Pipe Co. *	113	3,808
Novanta, Inc. *	2,049	278,398
NV5 Global, Inc. *	779	103,077
O-I Glass, Inc. *	7,256	120,232
Omega Flex, Inc.	193	18,011
OSI Systems, Inc. *	106	8,429
PAM Transportation Services, Inc. *	378	9,790
PGT Innovations, Inc. *	3,320	59,627
Plexus Corp. *	1,353	139,264
Primoris Services Corp.	170	3,730
Proto Labs, Inc. *	248	6,331
Pure Cycle Corp. *	1,398	14,651
PureCycle Technologies, Inc. *	4,828	32,637
Radiant Logistics, Inc. *	406	2,067
RBC Bearings, Inc. *	234	48,988
Redwire Corp. *	237	469
Rocket Lab USA, Inc. *	12,497	47,114
Ryerson Holding Corp.	55	1,664
Saia, Inc. *	1,530	320,810
Sarcos Technology & Robotics Corp. *	6,320	3,547
Sight Sciences, Inc. *	116	1,416
Simpson Manufacturing Co., Inc.	2,461	218,192
SmartRent, Inc. *	7,070	17,180
Smith & Wesson Brands, Inc.	175	1,519
Sterling Infrastructure, Inc. *	1,410	46,248
Stoneridge, Inc. *	244	5,261
Sturm Ruger & Co., Inc.	909	46,014
Tennant Co.	484	29,800
Terex Corp.	1,878	80,228
Transphorm, Inc. *	1,365	7,426
Trinity Industries, Inc.	696	20,581
Turtle Beach Corp. *	678	4,861
UFP Industries, Inc.	3,015	238,939
Universal Logistics Holdings, Inc.	308	10,300
Vicor Corp. *	1,276	68,585
Watts Water Technologies, Inc. Class A	1,578	230,751
Werner Enterprises, Inc.	438	17,634
Xometry, Inc. Class A *	1,972	63,558
Zurn Elkay Water Solutions Corp.	7,159	151,413

		10,221,208

Technology - 14.8%

8x8, Inc. *	6,462	27,916
ACI Worldwide, Inc. *	6,446	148,258
ACM Research, Inc. Class A *	369	2,845
ACV Auctions, Inc. Class A *	3,325	27,298
Agilysys, Inc. *	1,142	90,378
Alignment Healthcare, Inc. *	5,659	66,550
Alkami Technology, Inc. *	2,106	30,727
Alpha & Omega Semiconductor Ltd. *	982	28,056
Altair Engineering, Inc. Class A *	2,989	135,910
Ambarella, Inc. *	2,100	172,683
American Software, Inc. Class A	1,338	19,642
Amkor Technology, Inc.	1,189	28,512
Amplitude, Inc. Class A *	3,236	39,091
Apollo Medical Holdings, Inc. *	2,231	66,015
Appfolio, Inc. Class A *	1,116	117,604
Appian Corp. Class A *	2,299	74,855

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Arteris, Inc. *	971	$4,175
Asana, Inc. Class A *	4,213	58,013
Atomera, Inc. *	1,216	7,563
AvePoint, Inc. *	7,550	31,030
Avid Technology, Inc. *	1,265	33,636
AvidXchange Holdings, Inc. *	7,577	75,315
Axcelis Technologies, Inc. *	1,883	149,435
Bandwidth, Inc. Class A *	254	5,829
Benefitfocus, Inc. *	1,040	10,878
BigCommerce Holdings, Inc. *	3,710	32,425
Blackbaud, Inc. *	2,532	149,033
Blackline, Inc. *	3,182	214,053
Box, Inc. Class A *	8,057	250,814
Brightcove, Inc. *	1,610	8,420
C3.ai, Inc. Class A *	634	7,094
Cantaloupe, Inc. *	2,011	8,748
Cerberus Cyber Sentinel Corp. *	2,620	6,681
CEVA, Inc. *	1,332	34,073
Clear Secure, Inc. Class A	3,575	98,062
CommVault Systems, Inc. *	2,568	161,373
Consensus Cloud Solutions, Inc. *	522	28,063
Corsair Gaming, Inc. *	1,236	16,772
CS Disco, Inc. *	1,276	8,064
CSG Systems International, Inc.	1,799	102,903
Diebold Nixdorf, Inc. *	3,165	4,494
Digi International, Inc. *	688	25,146
Digimarc Corp. *	752	13,904
Digital Turbine, Inc. *	5,421	82,616
DigitalOcean Holdings, Inc. *	4,008	102,084
Diodes, Inc. *	1,871	142,458
Domo, Inc. Class B *	1,801	25,646
Donnelley Financial Solutions, Inc. *	103	3,981
Duck Creek Technologies, Inc. *	4,480	53,984
Duolingo, Inc. *	1,350	96,025
Ebix, Inc.	321	6,407
eGain Corp. *	571	5,156
Enfusion, Inc. Class A *	1,515	14,650
EngageSmart, Inc. *	2,043	35,957
Envestnet, Inc. *	3,044	187,815
Everbridge, Inc. *	2,313	68,419
EverCommerce, Inc. *	179	1,332
Evolent Health, Inc. Class A *	4,718	132,481
ExlService Holdings, Inc. *	1,866	316,156
Faraday Future Intelligent Electric, Inc. *	6,203	1,801
ForgeRock, Inc. Class A *	1,583	36,045
FormFactor, Inc. *	4,452	98,968
Grid Dynamics Holdings, Inc. *	3,085	34,614
Hims & Hers Health, Inc. *	5,912	37,896
HireRight Holdings Corp. *	1,216	14,422
IBEX Holdings Ltd. *	518	12,872
Impinj, Inc. *	1,121	122,391
Insight Enterprises, Inc. *	1,539	154,315
Inspired Entertainment, Inc. *	867	10,985
Instructure Holdings, Inc. *	129	3,024
Intapp, Inc. *	821	20,476
Integral Ad Science Holding Corp. *	754	6,628
IonQ, Inc. *	893	3,081
IronNet, Inc. *	4,043	930
KnowBe4, Inc. Class A *	4,186	103,729
Kulicke & Soffa Industries, Inc. (Singapore)	3,288	145,527
LivePerson, Inc. *	4,061	41,179
Loyalty Ventures, Inc. *	377	909
MACOM Technology Solutions Holdings, Inc. Class H *	2,919	183,839
Markforged Holding Corp. *	829	962
Matterport, Inc. *	9,266	25,945
Maximus, Inc.	3,305	242,356
MaxLinear, Inc. *	4,189	142,217
MeridianLink, Inc. *	1,319	18,110
MicroStrategy, Inc. Class A *	319	45,161
Mitek Systems, Inc. *	2,259	21,890

	Shares	Value
Model N, Inc. *	2,117	$85,865
Momentive Global, Inc. *	7,559	52,913
N-Able, Inc. *	3,423	35,188
NextGen Healthcare, Inc. *	1,585	29,766
NextNav, Inc. *	3,861	11,313
Nutex Health, Inc. *	14,464	27,482
OneSpan, Inc. *	832	9,310
Onto Innovation, Inc. *	2,855	194,397
Outset Medical, Inc. *	2,807	72,477
PagerDuty, Inc. *	4,989	132,508
PAR Technology Corp. *	570	14,860
PDF Solutions, Inc. *	1,757	50,110
Pear Therapeutics, Inc. *	1,633	1,927
Photronics, Inc. *	2,500	42,075
Phreesia, Inc. *	1,364	44,139
Pitney Bowes, Inc.	6,619	25,152
Playstudios, Inc. *	2,259	8,765
Power Integrations, Inc.	3,280	235,242
PowerSchool Holdings, Inc. Class A *	908	20,957
Privia Health Group, Inc. *	2,636	59,864
Progress Software Corp.	2,484	125,318
PROS Holdings, Inc. *	1,521	36,899
PubMatic, Inc. Class A *	2,234	28,618
Qualys, Inc. *	2,222	249,375
Rambus, Inc. *	5,186	185,762
Rapid7, Inc. *	3,405	115,702
Red Violet, Inc. *	570	13,121
Rimini Street, Inc. *	2,828	10,775
Rockley Photonics Holdings Ltd. *	5,848	819
Sapiens International Corp. NV (Israel)	1,350	24,948
Schrodinger, Inc. *	3,110	58,126
Semtech Corp. *	3,674	105,407
Silicon Laboratories, Inc. *	1,907	258,723
Simulations Plus, Inc.	911	33,315
SiTime Corp. *	933	94,811
SkyWater Technology, Inc. *	627	4,458
SMART Global Holdings, Inc. *	2,786	41,456
Sprout Social, Inc. Class A *	2,692	151,990
SPS Commerce, Inc. *	2,091	268,547
Sumo Logic, Inc. *	4,375	35,437
Super Micro Computer, Inc. *	2,668	219,043
Synaptics, Inc. *	2,285	217,441
Telos Corp. *	3,090	15,728
Tenable Holdings, Inc. *	6,440	245,686
TTEC Holdings, Inc.	1,081	47,705
Ultra Clean Holdings, Inc. *	886	29,371
Unisys Corp. *	2,819	14,405
UserTesting, Inc. *	2,757	20,705
Varonis Systems, Inc. *	6,273	150,176
Veeco Instruments, Inc. *	2,364	43,923
Velo3D, Inc. *	3,234	5,789
Verint Systems, Inc. *	3,338	121,103
Veritone, Inc. *	1,825	9,672
Verra Mobility Corp. *	8,074	111,663
Viant Technology, Inc. Class A *	851	3,421
Vimeo, Inc. *	8,213	28,171
Vuzix Corp. *	3,060	11,138
Weave Communications, Inc. *	1,796	8,226
WM Technology, Inc. *	3,796	3,834
Workiva, Inc. *	2,747	230,666
Yext, Inc. *	6,630	43,294
Zeta Global Holdings Corp. Class A *	6,387	52,182
Zuora, Inc. Class A *	7,176	45,639

		10,104,673

Utilities - 1.7%

Altus Power, Inc. *	1,080	$7,042
Ameresco, Inc. Class A *	1,867	106,680
American States Water Co.	1,048	96,992
Artesian Resources Corp. Class A	320	18,746
Brookfield Infrastructure Corp. Class A (Canada)	5,719	222,469

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
California Water Service Group	866	$52,514
Clearway Energy, Inc. Class A	2,095	62,682
Clearway Energy, Inc. Class C	4,823	153,709
FTC Solar, Inc. *	2,440	6,539
Global Water Resources, Inc.	1,005	13,346
MGE Energy, Inc.	937	65,965
Middlesex Water Co.	383	30,131
New Jersey Resources Corp.	500	24,810
Ormat Technologies, Inc.	1,620	140,098
Otter Tail Corp.	1,112	65,286
Southwest Gas Holdings, Inc. *	391	24,195
Via Renewables, Inc.	1,096	5,601
York Water Co.	891	40,077

		1,136,882

Total Common Stocks (Cost $79,837,267)		66,220,362

EXCHANGE-TRADED FUND - 2.2%

iShares Russell 2000 Growth	6,879	1,475,683

Total Exchange-Traded Fund (Cost $1,499,115)		1,475,683

	Principal Amount
SHORT-TERM INVESTMENT - 0.5%

Repurchase Agreement - 0.5%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $344,089; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $350,844)	$343,938	343,938

Total Short-Term Investment (Cost $343,938)		343,938

TOTAL INVESTMENTS - 100.0% (Cost $81,680,388)		68,041,942

DERIVATIVES - (0.0%)		(8,886)

OTHER ASSETS & LIABILITIES, NET - (0.0%)		(15,186)

NET ASSETS - 100.0%		$68,017,870

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	30.5%
Industrial	15.0%
Technology	14.8%
Consumer, Cyclical	11.0%
Energy	8.0%
Financial	7.8%
Communications	4.5%
Basic Materials	4.0%
Others (each less than 3.0%)	4.4%

	100.0%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	(0.0%	)

	100.0%

(b)

Investments with a total aggregate value of $1,959 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/23	38	$345,357	$336,471	($8,886)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP GROWTH INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights	$1,959	$—	$—	$1,959
	Common Stocks	66,220,362	66,220,362	—	—
	Exchange-Traded Fund	1,475,683	1,475,683	—	—
	Short-Term Investment	343,938	—	343,938	—

	Total Assets	68,041,942	67,696,045	343,938	1,959

Liabilities	Derivatives:
	Equity Contracts
	Futures	(8,886)	(8,886)	—	—

	Total Liabilities	(8,886)	(8,886)	—	—

	Total	$68,033,056	$67,687,159	$343,938	$1,959

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
RIGHTS - 0.0%

Consumer, Cyclical - 0.0%

PLBY Group, Inc. Exp 01/17/23 *	3,786	$—

Consumer, Non-Cyclical - 0.0%

Contra Aduro Biotechnologies, Inc. -Contingent Value Rights * ± Ω	123	312
Contra Zogenix, Inc. - Contingent Value Rights*	8,080	5,495

		5,807

Total Rights (Cost $5,495)		5,807

COMMON STOCKS - 96.2%

Basic Materials - 2.8%

AdvanSix, Inc.	2,060	78,321
American Vanguard Corp.	398	8,641
Amyris, Inc. *	20,360	31,151
Arconic Corp. *	11,798	249,646
Avient Corp.	2,813	94,967
AZZ, Inc.	2,797	112,439
Carpenter Technology Corp.	5,559	205,350
Clearwater Paper Corp. *	1,941	73,389
Coeur Mining, Inc. *	32,642	109,677
Commercial Metals Co.	11,293	545,452
Constellium SE *	6,852	81,059
Danimer Scientific, Inc. *	10,583	18,944
Ecovyst, Inc. *	8,415	74,557
Energy Fuels, Inc. *	3,267	20,288
Glatfelter Corp.	5,062	14,072
Hawkins, Inc.	868	33,505
Haynes International, Inc.	1,405	64,194
HB Fuller Co.	870	62,309
Hecla Mining Co.	64,320	357,619
Hycroft Mining Holding Corp. *	2,208	1,175
Innospec, Inc.	452	46,493
Intrepid Potash, Inc. *	1,308	37,762
Ivanhoe Electric, Inc. *	775	9,416
Koppers Holdings, Inc.	2,267	63,929
Mativ Holdings, Inc.	5,921	123,749
Minerals Technologies, Inc.	3,770	228,914
Novagold Resources, Inc. * (Canada)	1,177	7,039
Origin Materials, Inc. *	4,834	22,285
Perimeter Solutions SA*	13,665	124,898
Piedmont Lithium, Inc. *	1,463	64,401
PolyMet Mining Corp. * (Canada)	3,342	8,856
Quaker Chemical Corp.	538	89,792
Rayonier Advanced Materials, Inc. *	7,195	69,072
Resolute Forest Products, Inc. *	5,349	115,485
Schnitzer Steel Industries, Inc. Class A	2,685	82,295
Sensient Technologies Corp.	294	21,439
Stepan Co.	2,226	236,980
Sylvamo Corp.	243	11,807
Terawulf, Inc. *	2,353	1,566
Trinseo PLC	4,095	92,997
Tronox Holdings PLC	13,644	187,059
Unifi, Inc. *	1,575	13,561
Ur-Energy, Inc. *	2,705	3,111
US Lime & Minerals, Inc.	47	6,616
Valhi, Inc.	299	6,578

		3,912,855

Communications - 3.4%

1-800-Flowers.com, Inc. Class A *	3,170	30,305
1stdibs.com, Inc. *	2,732	13,879

	Shares	Value
A10 Networks, Inc.	1,550	$25,777
ADTRAN Holdings, Inc.	877	16,479
Advantage Solutions, Inc. *	9,537	19,837
aka Brands Holding Corp. *	1,032	1,311
Allbirds, Inc. Class A *	8,208	19,863
AMC Networks, Inc. Class A *	3,562	55,817
Anterix, Inc. *	1,554	49,992
Arena Group Holdings, Inc. *	317	3,363
ATN International, Inc.	1,274	57,725
Audacy, Inc. *	13,875	3,123
Aviat Networks, Inc. *	1,135	35,401
BARK, Inc. *	13,825	20,599
Blade Air Mobility, Inc. *	6,540	23,413
Boston Omaha Corp. Class A *	2,431	64,422
Bumble, Inc. Class A *	10,028	211,089
Calix, Inc. *	1,427	97,650
Cars.com, Inc. *	6,660	91,708
Clear Channel Outdoor Holdings, Inc. *	43,119	45,275
Cogent Communications Holdings, Inc.	2,283	130,314
Consolidated Communications Holdings, Inc. *	7,791	27,892
ContextLogic, Inc. Class A *	67,928	33,129
Cumulus Media, Inc. Class A *	2,110	13,103
DHI Group, Inc. *	679	3,592
DigitalBridge Group, Inc.	2,024	22,143
EchoStar Corp. Class A *	3,956	65,986
Edgio, Inc. *	1,306	1,476
Entravision Communications Corp. Class A	1,961	9,413
ePlus, Inc. *	722	31,970
Eventbrite, Inc. Class A *	1,081	6,335
EW Scripps Co. Class A *	6,860	90,483
Figs, Inc. Class A *	2,178	14,658
fuboTV, Inc. *	21,886	38,082
Gannett Co., Inc. *	16,776	34,055
Globalstar, Inc. *	12,835	17,071
Gogo, Inc. *	5,466	80,678
Gray Television, Inc.	5,371	60,102
Groupon, Inc. *	2,362	20,266
HealthStream, Inc. *	2,603	64,659
IDT Corp. Class B *	506	14,254
iHeartMedia, Inc. Class A *	14,149	86,733
Innovid Corp. * (Israel)	996	1,703
Inseego Corp. *	7,888	6,646
Inspirato, Inc. *	2,313	2,752
InterDigital, Inc.	2,203	109,004
KORE Group Holdings, Inc. *	4,876	6,144
Lands’ End, Inc. *	1,724	13,085
Liberty Latin America Ltd. Class A *	3,711	27,944
Liberty Latin America Ltd. Class C *	17,656	134,186
Liquidity Services, Inc. *	1,391	19,557
Magnite, Inc. *	15,358	162,641
Maxar Technologies, Inc.	8,566	443,205
NETGEAR, Inc. *	3,268	59,183
Overstock.com, Inc. *	4,990	96,606
Planet Labs PBC*	2,268	9,866
Poshmark, Inc. Class A *	5,443	97,321
Preformed Line Products Co.	277	23,071
QuinStreet, Inc. *	5,543	79,542
Quotient Technology, Inc. *	1,245	4,270
RealReal, Inc. *	8,716	10,895
Ribbon Communications, Inc. *	8,451	23,578
Rover Group, Inc. *	484	1,776
RumbleON, Inc. Class B *	1,236	7,997
Scholastic Corp.	3,495	137,913
Shenandoah Telecommunications Co.	5,618	89,214
Solo Brands, Inc. Class A *	2,642	9,828
Squarespace, Inc. Class A *	2,665	59,083
Stagwell, Inc. *	8,167	50,717
Stitch Fix, Inc. Class A *	5,990	18,629
TEGNA, Inc.	25,976	550,431
Telephone & Data Systems, Inc.	11,739	123,142

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Terran Orbital Corp. *	4,647	$7,342
Thryv Holdings, Inc. *	2,263	42,997
TrueCar, Inc. *	9,897	24,841
Urban One, Inc. *	2,321	9,669
US Cellular Corp. *	1,709	35,633
Vacasa, Inc. Class A *	13,090	16,493
Value Line, Inc.	9	458
Vivid Seats, Inc. Class A *	2,219	16,199
WideOpenWest, Inc. *	2,659	24,223
Ziff Davis, Inc. *	4,315	341,317

		4,652,523

Consumer, Cyclical - 10.8%

A-Mark Precious Metals, Inc.	2,126	73,836
Abercrombie & Fitch Co. Class A *	5,655	129,556
Academy Sports & Outdoors, Inc.	9,012	473,490
Acushnet Holdings Corp.	2,790	118,463
Adient PLC*	11,079	384,331
Aeva Technologies, Inc. *	10,735	14,600
Allegiant Travel Co. *	1,025	69,690
America’s Car-Mart, Inc. *	687	49,643
American Axle & Manufacturing Holdings, Inc. *	12,438	97,265
American Eagle Outfitters, Inc.	17,939	250,428
Asbury Automotive Group, Inc. *	1,827	327,490
Aterian, Inc. *	7,052	5,432
Bally’s Corp. *	4,183	81,067
Beacon Roofing Supply, Inc. *	1,799	94,969
Beazer Homes USA, Inc. *	3,302	42,134
Bed Bath & Beyond, Inc. *	2,583	6,483
Big 5 Sporting Goods Corp.	2,474	21,845
Big Lots, Inc.	3,369	49,524
Biglari Holdings, Inc. Class B *	86	11,937
BJ’s Restaurants, Inc. *	2,689	70,936
Bloomin’ Brands, Inc.	2,803	56,396
Bluegreen Vacations Holding Corp.	730	18,221
BlueLinx Holdings, Inc. *	1,019	72,461
Bowlero Corp. *	3,445	46,439
Brinker International, Inc. *	526	16,785
Buckle, Inc.	260	11,791
Build-A-Bear Workshop, Inc. *	447	10,656
Cato Corp. Class A	2,005	18,707
Cenntro Electric Group Ltd. * (Australia)	21,417	9,423
Century Casinos, Inc. *	415	2,917
Century Communities, Inc.	3,055	152,781
Cepton, Inc. *	845	1,073
Chico’s FAS, Inc. *	3,937	19,370
Children’s Place, Inc. *	515	18,756
Chuy’s Holdings, Inc. *	2,095	59,288
Cinemark Holdings, Inc. *	2,772	24,006
Citi Trends, Inc. *	916	24,256
Clean Energy Fuels Corp. *	19,814	103,033
CompX International, Inc.	121	2,236
Conn’s, Inc. *	1,501	10,327
Container Store Group, Inc. *	3,603	15,529
Dana, Inc.	15,060	227,858
Denny’s Corp. *	1,743	16,053
Designer Brands, Inc. Class A	1,645	16,088
Destination XL Group, Inc. *	3,230	21,803
Dine Brands Global, Inc.	234	15,116
Duluth Holdings, Inc. Class B *	825	5,099
El Pollo Loco Holdings, Inc.	2,176	21,673
Ermenegildo Zegna NV (Italy)	5,312	55,617
Ethan Allen Interiors, Inc.	2,655	70,145
Everi Holdings, Inc. *	4,628	66,412
EVgo, Inc. *	7,018	31,370
Express, Inc. *	7,150	7,293
First Watch Restaurant Group, Inc. *	1,124	15,208
FirstCash, Inc.	2,203	191,463
Foot Locker, Inc.	9,384	354,621

	Shares	Value
Forestar Group, Inc. *	1,550	$23,886
Fossil Group, Inc. *	5,468	23,567
Franchise Group, Inc.	206	4,907
Full House Resorts, Inc. *	2,775	20,868
G-III Apparel Group Ltd. *	5,023	68,865
Genesco, Inc. *	1,469	67,603
Global Industrial Co.	406	9,553
Goodyear Tire & Rubber Co. *	32,635	331,245
Green Brick Partners, Inc. *	2,225	53,912
Group 1 Automotive, Inc.	1,644	296,528
GrowGeneration Corp. *	6,725	26,362
Haverty Furniture Cos., Inc.	1,664	49,754
Hawaiian Holdings, Inc. *	5,897	60,503
Hibbett, Inc.	311	21,216
Hyliion Holdings Corp. *	15,872	37,140
IMAX Corp. *	2,186	32,047
Interface, Inc.	1,255	12,387
International Game Technology PLC	8,860	200,945
iRobot Corp. *	383	18,434
Jack in the Box, Inc.	2,116	144,375
JOANN, Inc.	1,218	3,471
Johnson Outdoors, Inc. Class A	620	40,994
KAR Auction Services, Inc. *	12,606	164,508
KB Home	7,433	236,741
Kimball International, Inc. Class B	4,163	27,060
La-Z-Boy, Inc.	5,021	114,579
Landsea Homes Corp. *	915	4,767
LGI Homes, Inc. *	2,222	205,757
Life Time Group Holdings, Inc. *	4,897	58,568
Lifetime Brands, Inc.	1,356	10,292
Light & Wonder, Inc. *	10,991	644,073
Lindblad Expeditions Holdings, Inc. *	3,598	27,705
Lions Gate Entertainment Corp. Class A *	7,251	41,403
Lions Gate Entertainment Corp. Class B *	13,066	70,948
LL Flooring Holdings, Inc. *	3,268	18,366
Lordstown Motors Corp. Class A *	20,522	23,395
M/I Homes, Inc. *	2,660	122,839
Madison Square Garden Entertainment Corp. *	3,057	137,473
Marcus Corp.	2,906	41,817
MarineMax, Inc. *	2,248	70,183
MDC Holdings, Inc.	5,041	159,296
Meritage Homes Corp. *	3,938	363,084
Methode Electronics, Inc.	4,231	187,729
Microvast Holdings, Inc. *	8,392	12,840
Miller Industries, Inc.	1,173	31,272
MillerKnoll, Inc.	8,871	186,380
Motorcar Parts of America, Inc. *	2,174	25,784
Movado Group, Inc.	1,834	59,147
National Vision Holdings, Inc. *	8,579	332,522
Nikola Corp. *	2,561	5,532
Nu Skin Enterprises, Inc. Class A	3,396	143,175
ODP Corp. *	4,661	212,262
OneWater Marine, Inc. Class A *	1,196	34,206
Oxford Industries, Inc.	551	51,342
Papa John’s International, Inc.	1,062	87,413
Party City Holdco, Inc. *	7,984	2,918
Patrick Industries, Inc.	2,259	136,895
PC Connection, Inc.	1,304	61,158
PetMed Express, Inc.	484	8,567
PLBY Group, Inc. *	4,796	13,189
PriceSmart, Inc.	1,061	64,488
Proterra, Inc. *	13,965	52,648
Purple Innovation, Inc. *	5,897	28,247
Qurate Retail, Inc. Class A *	41,061	66,929
RCI Hospitality Holdings, Inc.	73	6,803
Red Rock Resorts, Inc. Class A	3,251	130,073
Reservoir Media, Inc. *	202	1,206
Resideo Technologies, Inc. *	16,815	276,607
REV Group, Inc.	3,830	48,335
Rite Aid Corp. *	3,399	11,353

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Rocky Brands, Inc.	713	$16,841
Rush Enterprises, Inc. Class A	4,758	248,748
Rush Enterprises, Inc. Class B	837	47,098
Sally Beauty Holdings, Inc. *	839	10,504
ScanSource, Inc. *	2,897	84,650
SeaWorld Entertainment, Inc. *	2,316	123,929
Shoe Carnival, Inc.	2,001	47,844
Signet Jewelers Ltd. (NYSE)	5,327	362,236
SkyWest, Inc. *	5,811	95,940
Sleep Number Corp. *	1,391	36,138
Snap One Holdings Corp. *	2,103	15,583
Solid Power, Inc. *	9,214	23,404
Sonic Automotive, Inc. Class A	2,093	103,122
Sovos Brands, Inc. *	1,328	19,083
Spirit Airlines, Inc. *	12,668	246,773
Sportsman’s Warehouse Holdings, Inc. *	4,430	41,686
Standard Motor Products, Inc.	2,363	82,232
Steelcase, Inc. Class A	10,217	72,234
Superior Group of Cos., Inc.	1,338	13,460
Taylor Morrison Home Corp. *	10,629	322,590
ThredUp, Inc. Class A *	5,720	7,493
Tile Shop Holdings, Inc. *	3,648	15,978
Tilly’s, Inc. Class A *	2,586	23,403
Titan Machinery, Inc. *	2,341	93,008
Topgolf Callaway Brands Corp. *	16,242	320,779
Torrid Holdings, Inc. *	693	2,051
Traeger, Inc. *	3,788	10,682
TravelCenters of America, Inc. *	1,464	65,558
Tri Pointe Homes, Inc. *	10,644	197,872
Tupperware Brands Corp. *	5,135	21,259
TuSimple Holdings, Inc. Class A *	16,322	26,768
UniFirst Corp.	1,759	339,469
Universal Electronics, Inc. *	1,365	28,406
Urban Outfitters, Inc. *	7,436	177,349
Velodyne Lidar, Inc. *	24,720	18,261
Vinco Ventures, Inc. *	10,981	5,095
Virgin Galactic Holdings, Inc. *	14,790	51,469
Vista Outdoor, Inc. *	6,515	158,771
Volta, Inc. *	14,330	5,093
VSE Corp.	1,233	57,803
Wabash National Corp.	697	15,752
Weber, Inc. Class A	3,061	24,641
Weyco Group, Inc.	640	13,542
Wheels Up Experience, Inc. *	18,826	19,391
Winmark Corp.	318	74,994
Winnebago Industries, Inc.	3,472	182,974
Workhorse Group, Inc. *	1,324	2,012
World Fuel Services Corp.	7,272	198,744
Xperi, Inc. *	4,880	42,017
Xponential Fitness, Inc. Class A *	1,406	32,240
Zumiez, Inc. *	1,849	40,197

		14,840,991

Consumer, Non-Cyclical - 15.9%

23andMe Holding Co. Class A *	17,320	37,411
2seventy bio, Inc. *	4,325	40,525
2U, Inc. *	8,821	55,308
4D Molecular Therapeutics, Inc. *	3,496	77,646
Aaron’s Co., Inc.	3,628	43,355
AbCellera Biologics, Inc. * (Canada)	13,879	140,594
ABM Industries, Inc.	7,747	344,122
Absci Corp. *	6,132	12,877
ACCO Brands Corp.	10,721	59,930
Accolade, Inc. *	7,598	59,188
AdaptHealth Corp. *	8,419	161,813
Adaptive Biotechnologies Corp. *	12,425	94,927
Addus HomeCare Corp. *	1,075	106,952
Adicet Bio, Inc. *	3,503	31,317
ADMA Biologics, Inc. *	11,833	45,912

	Shares	Value
Adtalem Global Education, Inc. *	5,219	$185,275
Aerovate Therapeutics, Inc. *	1,060	31,058
Affimed NV * (Germany)	1,132	1,404
Agios Pharmaceuticals, Inc. *	6,327	177,662
Akero Therapeutics, Inc. *	3,771	206,651
Alico, Inc.	707	16,876
Alight, Inc. Class A *	39,516	330,354
Allogene Therapeutics, Inc. *	9,300	58,497
Allovir, Inc. *	3,638	18,663
Alpha Teknova, Inc. *	552	3,113
Alphatec Holdings, Inc. *	930	11,486
Alpine Immune Sciences, Inc. *	1,326	9,746
Alta Equipment Group, Inc.	1,854	24,454
ALX Oncology Holdings, Inc. *	2,532	28,536
American Public Education, Inc. *	2,131	26,190
American Well Corp. Class A *	26,798	75,838
Amylyx Pharmaceuticals, Inc. *	4,711	174,071
AN2 Therapeutics, Inc. *	978	9,320
AnaptysBio, Inc. *	2,356	73,012
Andersons, Inc.	3,753	131,318
AngioDynamics, Inc. *	4,280	58,936
ANI Pharmaceuticals, Inc. *	1,463	58,857
Anika Therapeutics, Inc. *	1,672	49,491
API Group Corp. *	24,061	452,587
AppHarvest, Inc. *	8,750	4,965
Arbutus Biopharma Corp. *	6,019	14,024
Arcellx, Inc. *	3,435	106,416
Arcturus Therapeutics Holdings, Inc. *	244	4,138
Arcus Biosciences, Inc. *	5,957	123,191
Artivion, Inc. *	656	7,951
Atara Biotherapeutics, Inc. *	9,974	32,715
Atea Pharmaceuticals, Inc. *	8,916	42,886
Athira Pharma, Inc. *	3,815	12,094
ATI Physical Therapy, Inc. *	8,414	2,566
AtriCure, Inc. *	1,856	82,369
Avanos Medical, Inc. *	5,369	145,285
Aveanna Healthcare Holdings, Inc. *	5,103	3,980
Avidity Biosciences, Inc. *	6,218	137,977
B&G Foods, Inc.	8,276	92,277
Bakkt Holdings, Inc. *	6,748	8,030
Barrett Business Services, Inc.	87	8,115
Beachbody Co., Inc. *	10,724	5,641
Beauty Health Co. *	1,273	11,584
Benson Hill, Inc. *	10,358	26,413
Berkeley Lights, Inc. *	6,621	17,744
BioCryst Pharmaceuticals, Inc. *	6,715	77,088
Biohaven Ltd. *	2,774	38,503
BioLife Solutions, Inc. *	3,653	66,485
Bionano Genomics, Inc. *	34,862	50,899
Bioventus, Inc. Class A *	3,646	9,516
Bioxcel Therapeutics, Inc. *	2,242	48,158
Bird Global, Inc. Class A *	20,795	3,747
Bluebird Bio, Inc. *	9,659	66,840
Boxed, Inc. *	6,406	1,249
Bridgebio Pharma, Inc. *	4,657	35,486
Bright Health Group, Inc. *	23,013	14,956
BrightView Holdings, Inc. *	5,154	35,511
Brookdale Senior Living, Inc. *	21,566	58,875
Butterfly Network, Inc. *	15,575	38,315
C4 Therapeutics, Inc. *	4,924	29,052
Cal-Maine Foods, Inc.	347	18,894
Cara Therapeutics, Inc. *	5,164	55,461
Cardiovascular Systems, Inc. *	2,094	28,520
CareMax, Inc. *	6,908	25,214
Caribou Biosciences, Inc. *	6,533	41,027
Cass Information Systems, Inc.	1,351	61,903
Castle Biosciences, Inc. *	2,871	67,583
Celldex Therapeutics, Inc. *	4,183	186,436
Central Garden & Pet Co. *	628	23,519
Central Garden & Pet Co. Class A *	3,132	112,126

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Century Therapeutics, Inc. *	2,325	$11,927
Chefs’ Warehouse, Inc. *	1,188	39,537
Chimerix, Inc. *	3,499	6,508
Chinook Therapeutics, Inc. *	5,883	154,135
CinCor Pharma, Inc. *	2,867	35,235
Cipher Mining, Inc. *	4,910	2,750
Cogent Biosciences, Inc. *	7,456	86,191
Community Health Systems, Inc. *	14,560	62,899
CompoSecure, Inc. *	106	520
CoreCivic, Inc. *	13,287	153,598
Crinetics Pharmaceuticals, Inc. *	5,269	96,423
Cross Country Healthcare, Inc. *	3,611	95,944
CTI BioPharma Corp. *	9,380	56,374
Cue Health, Inc. *	12,700	26,289
Cullinan Oncology, Inc. *	3,531	37,252
Custom Truck One Source, Inc. *	4,746	29,995
Cytokinetics, Inc. *	922	42,246
Day One Biopharmaceuticals, Inc. *	3,234	69,596
Deciphera Pharmaceuticals, Inc. *	3,860	63,265
Deluxe Corp.	5,050	85,749
Design Therapeutics, Inc. *	3,979	40,825
DICE Therapeutics, Inc. *	4,112	128,294
Distribution Solutions Group, Inc. *	51	1,880
Dyne Therapeutics, Inc. *	3,691	42,779
Edgewell Personal Care Co.	5,999	231,201
Edgewise Therapeutics, Inc. *	4,377	39,130
Editas Medicine, Inc. *	8,099	71,838
Eiger BioPharmaceuticals, Inc. *	402	474
Embecta Corp.	897	22,685
Emergent BioSolutions, Inc. *	5,898	69,655
Enanta Pharmaceuticals, Inc. *	2,044	95,087
Ennis, Inc.	2,926	64,840
Enochian Biosciences, Inc. *	2,038	2,099
EQRx, Inc. *	23,414	57,598
Erasca, Inc. *	7,595	32,734
European Wax Center, Inc. Class A	205	2,552
EyePoint Pharmaceuticals, Inc. *	1,625	5,688
FibroGen, Inc. *	1,106	17,718
First Advantage Corp. *	6,271	81,523
Fresh Del Monte Produce, Inc.	3,558	93,184
Fulcrum Therapeutics, Inc. *	5,033	36,640
Fulgent Genetics, Inc. *	2,433	72,455
Gelesis Holdings, Inc. *	1,158	336
Generation Bio Co. *	5,648	22,197
GEO Group, Inc. *	13,368	146,380
Geron Corp. *	12,668	30,657
Graham Holdings Co. Class B	429	259,206
Green Dot Corp. Class A *	4,911	77,692
Greenidge Generation Holdings, Inc. *	1,077	311
Hackett Group, Inc.	322	6,559
Hain Celestial Group, Inc. *	10,425	168,677
Healthcare Services Group, Inc.	4,560	54,720
Heidrick & Struggles International, Inc.	2,254	63,044
Herbalife Nutrition Ltd. *	3,867	57,541
HF Foods Group, Inc. *	4,022	16,329
HilleVax, Inc. *	1,614	27,002
Honest Co., Inc. *	7,615	22,921
Hostess Brands, Inc. *	15,532	348,538
Huron Consulting Group, Inc. *	928	67,373
ICF International, Inc.	640	63,392
Icosavax, Inc. *	2,580	20,485
Ideaya Biosciences, Inc. *	5,141	93,412
IGM Biosciences, Inc. *	322	5,477
Imago Biosciences, Inc. *	1,260	45,297
ImmunityBio, Inc. *	2,149	10,895
ImmunoGen, Inc. *	12,772	63,349
Immunovant, Inc. *	5,153	91,466
Inari Medical, Inc. *	497	31,589
Information Services Group, Inc.	2,255	10,373
Ingles Markets, Inc. Class A	1,676	161,667

	Shares	Value
Innovage Holding Corp. *	2,027	$14,554
Inogen, Inc. *	2,544	50,142
Inotiv, Inc. *	2,030	10,028
Inovio Pharmaceuticals, Inc. *	28,865	45,029
Instil Bio, Inc. *	8,169	5,146
Integer Holdings Corp. *	3,830	262,202
Intellia Therapeutics, Inc. *	3,416	119,184
Invitae Corp. *	28,327	52,688
Invivyd, Inc. *	5,966	8,949
Iovance Biotherapeutics, Inc. *	17,626	112,630
iTeos Therapeutics, Inc. *	2,746	53,629
Janux Therapeutics, Inc. *	1,973	25,984
John B Sanfilippo & Son, Inc.	406	33,016
John Wiley & Sons, Inc. Class A	352	14,101
Jounce Therapeutics, Inc. *	5,044	5,599
KalVista Pharmaceuticals, Inc. *	2,841	19,205
Kelly Services, Inc. Class A	3,940	66,586
Keros Therapeutics, Inc. *	116	5,570
Kezar Life Sciences, Inc. *	6,149	43,289
Kiniksa Pharmaceuticals Ltd. Class A *	140	2,097
Kinnate Biopharma, Inc. *	3,406	20,777
Kodiak Sciences, Inc. *	3,912	28,010
Krispy Kreme, Inc.	6,153	63,499
Kronos Bio, Inc. *	4,714	7,637
Krystal Biotech, Inc. *	1,662	131,664
Kura Oncology, Inc. *	7,546	93,646
Kymera Therapeutics, Inc. *	4,391	109,599
Lancaster Colony Corp.	357	70,436
Laureate Education, Inc.	15,671	150,755
Leafly Holdings, Inc. *	1,044	681
Lexicon Pharmaceuticals, Inc. *	6,044	11,544
Lifecore Biomedical, Inc. *	2,885	18,695
LifeStance Health Group, Inc. *	7,889	38,972
Ligand Pharmaceuticals, Inc. *	1,553	103,740
Liquidia Corp. *	1,937	12,339
LivaNova PLC*	1,492	82,866
LiveRamp Holdings, Inc. *	7,703	180,558
Lyell Immunopharma, Inc. *	20,231	70,202
MacroGenics, Inc. *	7,074	47,467
MannKind Corp. *	26,324	138,728
Marathon Digital Holdings, Inc. *	13,699	46,851
MarketWise, Inc. *	1,370	2,302
MaxCyte, Inc. *	10,074	55,004
MeiraGTx Holdings PLC*	3,240	21,125
Merit Medical Systems, Inc. *	917	64,759
Mersana Therapeutics, Inc. *	10,750	62,995
MiMedx Group, Inc. *	12,953	36,009
Mission Produce, Inc. *	4,013	46,631
ModivCare, Inc. *	1,008	90,448
MoneyGram International, Inc. *	10,942	119,158
Moneylion, Inc. *	16,319	10,118
Monro, Inc.	3,638	164,438
Monte Rosa Therapeutics, Inc. *	3,505	26,673
Morphic Holding, Inc. *	479	12,813
Multiplan Corp. *	44,160	50,784
Myriad Genetics, Inc. *	9,225	133,855
Nano-X Imaging Ltd. * (Israel)	4,850	35,793
NanoString Technologies, Inc. *	528	4,208
National HealthCare Corp.	1,431	85,145
Natural Grocers by Vitamin Cottage, Inc.	169	1,545
Nature’s Sunshine Products, Inc. *	1,442	11,997
Nautilus Biotechnology, Inc. SPAC*	5,680	10,224
Nektar Therapeutics*	21,211	47,937
Neogen Corp. *	2,066	31,465
NeoGenomics, Inc. *	14,691	135,745
NGM Biopharmaceuticals, Inc. *	1,858	9,327
Nkarta, Inc. *	3,842	23,014
Nurix Therapeutics, Inc. *	5,430	59,621
Nuvalent, Inc. Class A *	2,340	69,685
Nuvation Bio, Inc. *	13,392	25,713

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
OmniAb, Inc. *	7,609	$27,392
OmniAb, Inc.-Earn Out Shares * ± Ω	1,176	—
OPKO Health, Inc. *	47,070	58,838
OraSure Technologies, Inc. *	8,246	39,746
Orthofix Medical, Inc. *	2,260	46,398
Oscar Health, Inc. Class A *	14,054	34,573
Owens & Minor, Inc. *	7,560	147,647
P3 Health Partners, Inc. *	1,094	2,013
Pacific Biosciences of California, Inc. *	26,313	215,240
Pardes Biosciences, Inc. *	4,052	6,848
Patterson Cos., Inc.	2,187	61,302
Paysafe Ltd. *	3,308	45,948
Pediatrix Medical Group, Inc. *	9,512	141,348
PepGen, Inc. *	1,372	18,344
Perdoceo Education Corp. *	7,765	107,934
PetIQ, Inc. *	675	6,224
PFSweb, Inc.	1,916	11,783
Phibro Animal Health Corp. Class A	107	1,435
PMV Pharmaceuticals, Inc. *	4,385	38,150
Point Biopharma Global, Inc. SPAC *	651	4,746
Praxis Precision Medicines, Inc. *	4,093	9,741
Precigen, Inc. *	1,853	2,817
Prestige Consumer Healthcare, Inc. *	5,791	362,517
Prime Medicine, Inc. *	702	13,043
Primo Water Corp.	18,262	283,792
PROG Holdings, Inc. *	4,921	83,116
Protagonist Therapeutics, Inc. *	5,414	59,067
Provention Bio, Inc. *	1,029	10,877
PTC Therapeutics, Inc. *	1,977	75,462
Quad/Graphics, Inc. *	3,956	16,141
Quanex Building Products Corp.	3,796	89,889
Quanterix Corp. *	3,388	46,924
Quantum-Si, Inc. *	10,585	19,371
Rallybio Corp. *	359	2,359
RAPT Therapeutics, Inc. *	941	18,632
Reata Pharmaceuticals, Inc. Class A *	553	21,009
Recursion Pharmaceuticals, Inc. Class A *	14,494	111,749
REGENXBIO, Inc. *	4,649	105,439
Relay Therapeutics, Inc. *	9,089	135,790
Relmada Therapeutics, Inc. *	865	3,019
Repay Holdings Corp. *	10,276	82,722
Replimune Group, Inc. *	4,724	128,493
Resources Connection, Inc.	3,765	69,201
REVOLUTION Medicines, Inc. *	7,531	179,388
Riot Blockchain, Inc. *	18,533	62,827
Rocket Pharmaceuticals, Inc. *	6,245	122,215
RxSight, Inc. *	124	1,571
Sabre Corp. *	30,346	187,538
Sage Therapeutics, Inc. *	6,058	231,052
Sana Biotechnology, Inc. *	10,374	40,977
Sangamo Therapeutics, Inc. *	14,587	45,803
Science 37 Holdings, Inc. *	596	247
SeaSpine Holdings Corp. *	4,202	35,087
Seer, Inc. *	6,038	35,020
Select Medical Holdings Corp.	1,853	46,010
Sema4 Holdings Corp. *	18,772	4,952
Seneca Foods Corp. Class A *	594	36,204
Singular Genomics Systems, Inc. *	6,501	13,067
SomaLogic, Inc. *	15,322	38,458
Sorrento Therapeutics, Inc. *	45,421	40,243
SpartanNash Co.	4,081	123,409
Spire Global, Inc. *	14,563	13,981
SpringWorks Therapeutics, Inc. *	3,377	87,836
Sterling Check Corp. *	210	3,249
Stoke Therapeutics, Inc. *	2,639	24,358
StoneCo Ltd. Class A * (Brazil)	15,464	145,980
Strategic Education, Inc.	2,638	206,608
SunOpta, Inc. * (Canada)	794	6,701
Supernus Pharmaceuticals, Inc. *	5,742	204,817
Surgery Partners, Inc. *	674	18,778

	Shares	Value
Sutro Biopharma, Inc. *	6,238	$50,403
Syndax Pharmaceuticals, Inc. *	4,735	120,506
Tactile Systems Technology, Inc. *	1,431	16,428
Talaris Therapeutics, Inc. *	2,750	2,805
Tango Therapeutics, Inc. *	5,436	39,411
Tarsus Pharmaceuticals, Inc. *	2,123	31,123
Tattooed Chef, Inc. *	441	542
Tejon Ranch Co. *	2,259	42,560
Tenaya Therapeutics, Inc. *	3,307	6,647
Textainer Group Holdings Ltd. (China)	4,326	134,149
Theravance Biopharma, Inc. *	796	8,931
Theseus Pharmaceuticals, Inc. *	1,942	9,671
Third Harmonic Bio, Inc. *	815	3,505
Tootsie Roll Industries, Inc.	259	11,026
Travere Therapeutics, Inc. *	644	13,543
TreeHouse Foods, Inc. *	5,919	292,280
Tricida, Inc. *	3,101	474
Triton International Ltd. (Bermuda)	6,780	466,328
TrueBlue, Inc. *	3,742	73,268
Twist Bioscience Corp. *	2,006	47,763
Tyra Biosciences, Inc. *	1,504	11,430
United Natural Foods, Inc. *	6,298	243,796
Universal Corp.	2,817	148,766
Utah Medical Products, Inc.	6	603
Utz Brands, Inc.	985	15,622
V2X, Inc. *	1,394	57,558
Vanda Pharmaceuticals, Inc. *	6,494	47,991
Varex Imaging Corp. *	4,428	89,888
Vaxart, Inc. *	11,582	11,129
VBI Vaccines, Inc. *	22,088	8,639
Vector Group Ltd.	14,348	170,167
Vera Therapeutics, Inc. *	130	2,516
Veracyte, Inc. *	8,330	197,671
Verve Therapeutics, Inc. *	4,614	89,281
Viad Corp. *	2,389	58,268
ViewRay, Inc. *	2,002	8,969
Village Super Market, Inc. Class A	900	20,961
Vintage Wine Estates, Inc. *	3,293	10,735
Vir Biotechnology, Inc. *	8,440	213,616
Viridian Therapeutics, Inc. *	1,171	34,205
VistaGen Therapeutics, Inc. *	4,412	454
Vivint Smart Home, Inc. *	8,236	98,008
Weis Markets, Inc.	1,918	157,832
Whole Earth Brands, Inc. *	4,413	17,961
Willdan Group, Inc. *	1,221	21,795
WW International, Inc. *	6,178	23,847
Xencor, Inc. *	6,648	173,114
Zentalis Pharmaceuticals, Inc. *	298	6,002
Zimvie, Inc. *	2,419	22,593

		21,830,253

Diversified - 0.0%

Professional Holding Corp. Class A *	1,435	39,807

Energy - 5.3%

Aemetis, Inc. *	3,677	14,561
Alto Ingredients, Inc. *	9,161	26,384
Amplify Energy Corp. *	1,051	9,238
Archrock, Inc.	15,676	140,770
Berry Corp.	7,487	59,896
Borr Drilling Ltd. * (United Arab Emirates)	12,617	62,707
Bristow Group, Inc. *	2,715	73,658
California Resources Corp.	8,646	376,187
Callon Petroleum Co. *	989	36,682
Chord Energy Corp.	1,978	270,610
Civitas Resources, Inc.	8,590	497,619
Cleanspark, Inc. *	5,394	11,004
CNX Resources Corp. *	19,644	330,805

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
CONSOL Energy, Inc.	243	$15,795
Diamond Offshore Drilling, Inc. *	11,722	121,909
DMC Global, Inc. *	1,617	31,434
Dril-Quip, Inc. *	3,914	106,343
Eneti, Inc.	2,582	25,949
Equitrans Midstream Corp.	36,394	243,840
Excelerate Energy, Inc. Class A	2,145	53,732
Expro Group Holdings NV*	8,978	162,771
FuelCell Energy, Inc. *	13,056	36,296
FutureFuel Corp.	3,225	26,219
Gevo, Inc. *	24,252	46,079
Golar LNG Ltd. * (Cameroon)	10,940	249,323
Green Plains, Inc. *	4,998	152,439
Helix Energy Solutions Group, Inc. *	16,730	123,467
Helmerich & Payne, Inc.	11,985	594,096
Kinetik Holdings, Inc.	1,762	58,287
Murphy Oil Corp.	9,712	417,713
Nabors Industries Ltd. *	136	21,062
NACCO Industries, Inc. Class A	484	18,392
National Energy Services Reunited Corp. *	4,384	30,425
Newpark Resources, Inc. *	10,032	41,633
NextDecade Corp. *	487	2,406
Noble Corp. PLC*	8,046	303,415
Northern Oil & Gas, Inc.	1,171	36,090
NOW, Inc. *	12,854	163,246
Oceaneering International, Inc. *	1,149	20,096
Oil States International, Inc. *	7,394	55,159
Patterson-UTI Energy, Inc.	8,087	136,185
PBF Energy, Inc. Class A	8,828	360,006
Peabody Energy Corp. *	13,699	361,928
Permian Resources Corp.	21,002	197,419
ProFrac Holding Corp. Class A *	1,471	37,069
ProPetro Holding Corp. *	10,119	104,934
REX American Resources Corp. *	2,025	64,517
Riley Exploration Permian, Inc.	470	13,832
Ring Energy, Inc. *	6,177	15,195
Select Energy Services, Inc. Class A	8,308	76,766
Stem, Inc. *	890	7,957
SunCoke Energy, Inc.	9,695	83,668
Sunnova Energy International, Inc. *	11,523	207,529
Tidewater, Inc. *	5,401	199,027
US Silica Holdings, Inc. *	7,368	92,100
Vertex Energy, Inc. *	801	4,966
W&T Offshore, Inc. *	1,911	10,663
Warrior Met Coal, Inc.	5,354	185,463

		7,226,961

Financial - 37.5%

1st Source Corp.	1,981	105,171
Acadia Realty Trust REIT	10,698	153,516
ACNB Corp.	1,031	41,044
AFC Gamma, Inc. REIT	1,841	28,959
Agree Realty Corp. REIT	10,172	721,500
Alerus Financial Corp.	1,872	43,711
Alexander & Baldwin, Inc. REIT *	8,450	158,269
Amalgamated Financial Corp.	2,123	48,914
Ambac Financial Group, Inc. *	5,199	90,671
Amerant Bancorp, Inc.	3,289	88,277
American Assets Trust, Inc. REIT	5,758	152,587
American Equity Investment Life Holding Co.	8,300	378,646
American National Bankshares, Inc.	1,387	51,222
American Realty Investors, Inc. *	146	3,745
Ameris Bancorp	7,773	366,419
AMERISAFE, Inc.	2,310	120,051
Angel Oak Mortgage, Inc. REIT	1,465	6,929
Anywhere Real Estate, Inc. *	12,517	79,984
Apartment Investment & Management Co. Class A REIT	17,357	123,582
Apollo Commercial Real Estate Finance, Inc. REIT	16,320	175,603

	Shares	Value
Apple Hospitality REIT, Inc.	25,016	$394,753
Applied Digital Corp. *	4,698	8,644
Arbor Realty Trust, Inc. REIT	19,141	252,470
Ares Commercial Real Estate Corp. REIT	6,001	61,750
Argo Group International Holdings Ltd.	3,700	95,645
Armada Hoffler Properties, Inc. REIT	7,515	86,423
ARMOUR Residential REIT, Inc.	15,325	86,280
Arrow Financial Corp.	1,808	61,291
Artisan Partners Asset Management, Inc. Class A	2,499	74,220
Ashford Hospitality Trust, Inc. REIT *	4,003	17,893
AssetMark Financial Holdings, Inc. *	2,490	57,270
Associated Banc-Corp.	17,645	407,423
Associated Capital Group, Inc. Class A	158	6,634
Atlantic Union Bankshares Corp.	8,895	312,570
Atlanticus Holdings Corp. *	201	5,266
Axos Financial, Inc. *	6,011	229,740
Banc of California, Inc.	6,381	101,649
BancFirst Corp.	951	83,859
Banco Latinoamericano de Comercio Exterior SA Class E (Panama)	3,129	50,690
Bancorp, Inc. *	2,619	74,327
Bank First Corp.	903	83,816
Bank of Marin Bancorp	1,974	64,905
Bank of NT Butterfield & Son Ltd. (Bermuda)	5,546	165,326
BankUnited, Inc.	8,641	293,535
Bankwell Financial Group, Inc.	862	25,369
Banner Corp.	3,759	237,569
Bar Harbor Bankshares	1,868	59,851
BayCom Corp.	1,396	26,496
BCB Bancorp, Inc.	1,779	32,004
Berkshire Hills Bancorp, Inc.	4,879	145,882
BGC Partners, Inc. Class A	36,700	138,359
Blackstone Mortgage Trust, Inc. Class A REIT	19,783	418,806
Blue Foundry Bancorp*	3,076	39,527
Blue Ridge Bankshares, Inc.	2,159	26,966
Bluerock Homes Trust, Inc. REIT *	268	5,711
Braemar Hotels & Resorts, Inc. REIT	7,753	31,865
Brandywine Realty Trust REIT	19,786	121,684
Bread Financial Holdings, Inc.	4,745	178,697
Bridgewater Bancshares, Inc. *	2,051	36,385
Brightsphere Investment Group, Inc.	346	7,121
BrightSpire Capital, Inc. REIT	11,049	68,835
Broadmark Realty Capital, Inc. REIT	15,109	53,788
Broadstone Net Lease, Inc. REIT	20,064	325,237
Brookfield Business Corp. Class A (Canada)	387	7,272
Brookline Bancorp, Inc.	8,165	115,535
BRT Apartments Corp. REIT	1,371	26,926
Business First Bancshares, Inc.	2,850	63,099
Byline Bancorp, Inc.	3,001	68,933
Cadence Bank	18,570	457,936
Cambridge Bancorp	847	70,352
Camden National Corp.	1,811	75,501
Cannae Holdings, Inc. *	8,233	170,011
Capital Bancorp, Inc.	1,181	27,801
Capital City Bank Group, Inc.	1,683	54,698
Capitol Federal Financial, Inc.	14,071	121,714
Capstar Financial Holdings, Inc.	2,474	43,691
CareTrust REIT, Inc.	10,390	193,046
Carter Bankshares, Inc. *	2,896	48,045
Cathay General Bancorp	8,528	347,857
CBL & Associates Properties, Inc. REIT	2,590	59,777
Centerspace REIT	1,751	102,731
Central Pacific Financial Corp.	2,786	56,500
Chatham Lodging Trust REIT	5,572	68,368
Chicago Atlantic Real Estate Finance, Inc.	569	8,575
Chimera Investment Corp. REIT	27,168	149,424
Citizens & Northern Corp.	2,015	46,063
City Holding Co.	1,545	143,824
City Office REIT, Inc.	4,542	38,062
Civista Bancshares, Inc.	1,931	42,501

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Claros Mortgage Trust, Inc. REIT	10,663	$156,853
CNB Financial Corp.	2,414	57,429
CNO Financial Group, Inc.	13,438	307,058
Colony Bankcorp, Inc.	2,050	26,015
Columbia Banking System, Inc.	8,748	263,577
Columbia Financial, Inc. *	2,704	58,460
Community Bank System, Inc.	5,827	366,810
Community Healthcare Trust, Inc. REIT	1,091	39,058
Community Trust Bancorp, Inc.	1,943	89,242
Compass Diversified Holdings	7,325	133,535
ConnectOne Bancorp, Inc.	4,443	107,565
Consumer Portfolio Services, Inc. *	1,137	10,062
Corporate Office Properties Trust REIT	11,636	301,838
Cowen, Inc. Class A	3,121	120,533
Crawford & Co. Class A	2,044	11,365
CrossFirst Bankshares, Inc. *	5,432	67,411
Cryptyde, Inc. *	848	163
CTO Realty Growth, Inc. REIT	2,035	37,200
Curo Group Holdings Corp.	675	2,396
Customers Bancorp, Inc. *	3,442	97,546
CVB Financial Corp.	15,753	405,640
DiamondRock Hospitality Co. REIT	24,459	200,319
Dime Community Bancshares, Inc.	3,894	123,946
Diversified Healthcare Trust REIT	28,505	18,437
Doma Holdings, Inc. *	15,529	7,033
Donegal Group, Inc. Class A	2,166	30,757
Douglas Elliman, Inc.	8,220	33,455
Dynex Capital, Inc. REIT	5,145	65,444
Eagle Bancorp, Inc.	3,593	158,344
Easterly Government Properties, Inc. REIT	10,505	149,906
Eastern Bankshares, Inc.	14,613	252,074
eHealth, Inc. *	2,330	11,277
Ellington Financial, Inc. REIT	6,599	81,630
Elme Communities REIT	10,216	181,845
Empire State Realty Trust, Inc. Class A REIT	15,480	104,335
Employers Holdings, Inc.	2,894	124,818
Enact Holdings, Inc.	3,576	86,253
Encore Capital Group, Inc. *	2,701	129,486
Enova International, Inc. *	3,578	137,288
Enstar Group Ltd. *	1,323	305,666
Enterprise Bancorp, Inc.	1,181	41,689
Enterprise Financial Services Corp.	4,238	207,492
Equity Bancshares, Inc. Class A	1,889	61,714
Equity Commonwealth REIT	12,191	304,409
Esquire Financial Holdings, Inc.	190	8,219
Essent Group Ltd.	12,425	483,084
Essential Properties Realty Trust, Inc. REIT	14,874	349,093
EZCORP, Inc. Class A *	5,769	47,017
Farmers & Merchants Bancorp, Inc.	1,003	27,262
Farmers National Banc Corp.	3,820	53,938
Farmland Partners, Inc. REIT	5,636	70,225
FB Financial Corp.	4,317	156,016
Federal Agricultural Mortgage Corp. Class C	1,059	119,360
Finance Of America Cos., Inc. Class A *	4,874	6,190
Financial Institutions, Inc.	1,914	46,625
First BanCorp	19,662	250,101
First Bancorp, Inc.	1,342	40,179
First Bancorp/Southern Pines NC	4,103	175,773
First Bancshares, Inc.	2,540	81,305
First Bank	2,029	27,919
First Busey Corp.	6,269	154,970
First Business Financial Services, Inc.	1,017	37,171
First Commonwealth Financial Corp.	9,709	135,635
First Community Bankshares, Inc.	2,022	68,546
First Financial Bancorp	9,913	240,192
First Financial Corp.	1,408	64,881
First Foundation, Inc.	6,067	86,940
First Guaranty Bancshares, Inc.	647	15,172
First Internet Bancorp	1,034	25,106
First Interstate BancSystem, Inc. Class A	10,559	408,105

	Shares	Value
First Merchants Corp.	6,817	$280,247
First Mid Bancshares, Inc.	2,336	74,939
First of Long Island Corp.	2,790	50,220
First Western Financial, Inc. *	991	27,897
Five Star Bancorp	1,009	27,485
Flushing Financial Corp.	3,606	69,884
Four Corners Property Trust, Inc. REIT	8,785	227,795
Franklin BSP Realty Trust, Inc. REIT	9,514	122,731
Franklin Street Properties Corp. REIT	11,778	32,154
FRP Holdings, Inc. *	775	41,742
Fulton Financial Corp.	19,258	324,112
FVCBankcorp, Inc. *	1,395	26,603
GCM Grosvenor, Inc. Class A	589	4,482
Genworth Financial, Inc. Class A *	52,858	279,619
German American Bancorp, Inc.	3,386	126,298
Getty Realty Corp. REIT	4,826	163,360
Glacier Bancorp, Inc.	11,368	561,807
Gladstone Commercial Corp. REIT	354	6,549
Gladstone Land Corp. REIT	1,716	31,489
Global Medical REIT, Inc.	7,052	66,853
Global Net Lease, Inc. REIT	12,074	151,770
Goosehead Insurance, Inc. Class A *	280	9,615
Granite Point Mortgage Trust, Inc. REIT	6,040	32,374
Great Southern Bancorp, Inc.	1,195	71,091
Greenlight Capital Re Ltd. Class A *	3,229	26,316
Guaranty Bancshares, Inc.	1,093	37,862
Hancock Whitney Corp.	10,095	488,497
Hanmi Financial Corp.	3,185	78,829
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	9,465	274,296
HarborOne Bancorp, Inc.	5,405	75,130
HBT Financial, Inc.	1,393	27,261
Heartland Financial USA, Inc.	4,919	229,324
Heritage Commerce Corp.	7,291	94,783
Heritage Financial Corp.	3,568	109,324
Hersha Hospitality Trust REIT	3,444	29,343
Hilltop Holdings, Inc.	5,976	179,340
Hingham Institution For Savings	167	46,085
Hippo Holdings, Inc. *	2,031	27,622
Home Bancorp, Inc.	935	37,428
Home BancShares, Inc.	22,143	504,639
Home Point Capital, Inc.	1,033	1,415
HomeStreet, Inc.	1,930	53,229
HomeTrust Bancshares, Inc.	1,513	36,569
Hope Bancorp, Inc.	11,956	153,156
Horace Mann Educators Corp.	4,325	161,625
Horizon Bancorp, Inc.	4,767	71,886
Independence Realty Trust, Inc. REIT	26,113	440,265
Independent Bank Corp.	4,670	394,288
Independent Bank Corp. MI	2,522	60,326
Independent Bank Group, Inc.	4,241	254,799
Indus Realty Trust, Inc. REIT	600	38,094
Industrial Logistics Properties Trust REIT	7,218	23,603
International Bancshares Corp.	6,376	291,766
InvenTrust Properties Corp. REIT	7,851	185,833
Invesco Mortgage Capital, Inc. REIT	4,134	52,626
Investors Title Co.	137	20,214
iStar, Inc. REIT	8,029	61,261
Jackson Financial, Inc. Class A	8,712	303,091
James River Group Holdings Ltd.	4,128	86,316
John Marshall Bancorp, Inc.	1,397	40,206
Kearny Financial Corp.	7,158	72,654
Kennedy-Wilson Holdings, Inc.	13,870	218,175
Kite Realty Group Trust REIT	25,311	532,797
KKR Real Estate Finance Trust, Inc. REIT	6,556	91,522
Ladder Capital Corp. REIT	13,132	131,845
Lakeland Bancorp, Inc.	7,553	133,008
Lakeland Financial Corp.	233	17,002
Legacy Housing Corp. *	967	18,334
Lemonade, Inc. *	5,520	75,514

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
LendingClub Corp. *	11,551	$101,649
Live Oak Bancshares, Inc.	854	25,791
LTC Properties, Inc. REIT	4,648	165,143
Luther Burbank Corp.	2,089	23,209
LXP Industrial Trust REIT	31,645	317,083
Macatawa Bank Corp.	3,531	38,947
Macerich Co. REIT	25,129	282,953
MBIA, Inc. *	5,595	71,896
Mercantile Bank Corp.	1,971	65,989
Merchants Bancorp	1,917	46,621
Mercury General Corp.	3,157	107,969
Metrocity Bankshares, Inc.	1,741	37,658
Metropolitan Bank Holding Corp. *	1,145	67,177
MFA Financial, Inc. REIT	12,000	118,200
Mid Penn Bancorp, Inc.	1,763	52,837
Midland States Bancorp, Inc.	2,616	69,638
MidWestOne Financial Group, Inc.	1,764	56,007
Moelis & Co. Class A	3,764	144,425
Mr Cooper Group, Inc. *	8,079	324,210
MVB Financial Corp.	1,320	29,066
National Bank Holdings Corp. Class A	2,985	125,579
National Health Investors, Inc. REIT	4,888	255,251
National Western Life Group, Inc. Class A	283	79,523
Navient Corp.	12,435	204,556
NBT Bancorp, Inc.	4,446	193,045
Necessity Retail REIT, Inc. REIT	15,604	92,532
Nelnet, Inc. Class A	1,697	154,003
NETSTREIT Corp. REIT	6,377	116,890
New York Mortgage Trust, Inc. REIT	43,175	110,528
Newmark Group, Inc. Class A	14,616	116,490
Nexpoint Real Estate Finance, Inc. REIT	887	14,094
NexPoint Residential Trust, Inc. REIT	155	6,746
NI Holdings, Inc. *	1,048	13,907
Nicolet Bankshares, Inc. *	1,299	103,647
NMI Holdings, Inc. Class A *	8,997	188,037
Northeast Bank	824	34,690
Northfield Bancorp, Inc.	5,045	79,358
Northwest Bancshares, Inc.	13,086	182,942
OceanFirst Financial Corp.	7,055	149,919
Office Properties Income Trust REIT	5,668	75,668
OFG Bancorp	5,094	140,391
Old National Bancorp	34,472	619,807
Old Second Bancorp, Inc.	5,040	80,842
One Liberty Properties, Inc. REIT	1,823	40,507
Oportun Financial Corp. *	3,134	17,268
Oppenheimer Holdings, Inc. Class A	933	39,494
OppFi, Inc. *	1,461	2,995
Orchid Island Capital, Inc. REIT	3,941	41,381
Origin Bancorp, Inc.	2,760	101,292
Orion Office REIT, Inc. REIT	6,585	56,236
Orrstown Financial Services, Inc.	1,325	30,687
Pacific Premier Bancorp, Inc.	10,462	330,181
Paramount Group, Inc. REIT	21,943	130,341
Park National Corp.	1,674	235,616
Parke Bancorp, Inc.	1,346	27,916
Pathward Financial, Inc.	2,168	93,332
PCB Bancorp	1,487	26,305
PCSB Financial Corp.	1,714	32,635
Peapack-Gladstone Financial Corp.	2,172	80,842
Pebblebrook Hotel Trust REIT	15,124	202,510
PennyMac Financial Services, Inc.	3,155	178,762
PennyMac Mortgage Investment Trust REIT	8,308	102,936
Peoples Bancorp, Inc.	3,457	97,660
Peoples Financial Services Corp.	895	46,397
Perella Weinberg Partners	312	3,058
Physicians Realty Trust REIT	26,445	382,659
Piedmont Office Realty Trust, Inc. Class A REIT	14,419	132,222
Pioneer Bancorp, Inc. *	1,577	17,978
Piper Sandler Cos.	2,032	264,546
Plymouth Industrial REIT, Inc. REIT	4,382	84,047

	Shares	Value
Postal Realty Trust, Inc. Class A REIT	769	$11,174
PotlatchDeltic Corp. REIT	8,440	371,276
PRA Group, Inc. *	4,505	152,179
Preferred Bank	417	31,117
Premier Financial Corp.	4,369	117,832
Primis Financial Corp.	2,927	34,685
ProAssurance Corp.	5,583	97,535
Provident Bancorp, Inc.	1,691	12,310
Provident Financial Services, Inc.	8,145	173,977
QCR Holdings, Inc.	1,919	95,259
Radian Group, Inc.	18,557	353,882
Radius Global Infrastructure, Inc. Class A *	8,893	105,115
RBB Bancorp	1,848	38,531
RE/MAX Holdings, Inc. Class A	2,043	38,082
Ready Capital Corp. REIT	8,204	91,393
Red River Bancshares, Inc.	539	27,521
Redwood Trust, Inc. REIT	13,180	89,097
Regional Management Corp.	903	25,356
Renasant Corp.	6,133	230,539
Republic Bancorp, Inc. Class A	1,097	44,889
Republic First Bancorp, Inc. *	6,433	13,831
Retail Opportunity Investments Corp. REIT	14,271	214,493
RLJ Lodging Trust REIT	18,634	197,334
RMR Group, Inc. Class A	681	19,238
Root, Inc. Class A *	947	4,252
RPT Realty REIT	9,674	97,127
Ryman Hospitality Properties, Inc. REIT	6,260	511,943
S&T Bancorp, Inc.	3,990	136,378
Sabra Health Care REIT, Inc.	26,923	334,653
Safehold, Inc. REIT	1,196	34,230
Safety Insurance Group, Inc.	1,603	135,069
Sandy Spring Bancorp, Inc.	5,202	183,266
Saul Centers, Inc. REIT	110	4,475
Sculptor Capital Management, Inc.	1,628	14,098
Seacoast Banking Corp. of Florida	6,669	208,006
Selective Insurance Group, Inc.	7,001	620,359
Selectquote, Inc. *	15,706	10,553
Service Properties Trust REIT	19,133	139,480
Shore Bancshares, Inc.	2,246	39,148
Sierra Bancorp	1,797	38,168
Silvergate Capital Corp. Class A *	775	13,485
Simmons First National Corp. Class A	13,075	282,159
SiriusPoint Ltd. * (Bermuda)	9,946	58,681
SITE Centers Corp. REIT	22,776	311,120
SmartFinancial, Inc.	1,912	52,580
South Plains Financial, Inc.	1,227	33,779
Southern First Bancshares, Inc. *	934	42,731
Southern Missouri Bancorp, Inc.	962	44,088
Southside Bancshares, Inc.	3,276	117,903
SouthState Corp.	8,802	672,121
STAG Industrial, Inc. REIT	21,001	678,542
Stellar Bancorp, Inc.	5,173	152,397
Sterling Bancorp, Inc. *	2,216	13,495
Stewart Information Services Corp.	2,968	126,823
Stock Yards Bancorp, Inc.	582	37,818
StoneX Group, Inc. *	1,843	175,638
Stratus Properties, Inc.	658	12,693
Summit Financial Group, Inc.	1,395	34,722
Summit Hotel Properties, Inc. REIT	12,049	86,994
Sunlight Financial Holdings, Inc. *	2,771	3,575
Sunstone Hotel Investors, Inc. REIT	24,731	238,901
SWK Holdings Corp. *	275	4,851
Terreno Realty Corp. REIT	8,681	493,688
Texas Capital Bancshares, Inc. *	5,903	356,010
Third Coast Bancshares, Inc. *	1,394	25,691
Tiptree, Inc.	2,922	40,440
Tompkins Financial Corp.	1,621	125,757
Towne Bank	8,043	248,046
TPG RE Finance Trust, Inc. REIT	7,962	54,062
Transcontinental Realty Investors, Inc. REIT *	99	4,374

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Trean Insurance Group, Inc. *	2,535	$15,210
TriCo Bancshares	3,735	190,448
Triumph Financial, Inc. *	1,748	85,425
TrustCo Bank Corp.	1,916	72,022
Trustmark Corp.	6,380	222,726
Two Harbors Investment Corp. REIT	10,059	158,630
UMB Financial Corp.	5,137	429,042
UMH Properties, Inc. REIT	990	15,939
United Bankshares, Inc.	15,291	619,133
United Community Banks, Inc.	12,003	405,701
United Fire Group, Inc.	2,491	68,154
Uniti Group, Inc. REIT	27,787	153,662
Unity Bancorp, Inc.	920	25,144
Universal Insurance Holdings, Inc.	2,508	26,560
Univest Financial Corp.	3,572	93,336
Urban Edge Properties REIT	13,452	189,539
Urstadt Biddle Properties, Inc. Class A REIT	3,291	62,364
USCB Financial Holdings, Inc. *	1,392	16,982
Valley National Bancorp	50,658	572,942
Velocity Financial, Inc. *	890	8,589
Veris Residential, Inc. REIT *	10,011	159,475
Veritex Holdings, Inc.	4,266	119,789
Victory Capital Holdings, Inc. Class A	1,394	37,401
Virtus Investment Partners, Inc.	725	138,794
Walker & Dunlop, Inc.	1,123	88,133
Washington Federal, Inc.	7,640	256,322
Washington Trust Bancorp, Inc.	2,102	99,172
Waterstone Financial, Inc.	2,483	42,807
WesBanco, Inc.	6,839	252,906
West BanCorp, Inc.	1,763	45,045
Westamerica BanCorp	2,234	131,828
Whitestone REIT	5,301	51,102
World Acceptance Corp. *	147	9,693
WSFS Financial Corp.	6,430	291,536
Xenia Hotels & Resorts, Inc. REIT	13,315	175,492

		51,415,357

Industrial - 11.9%

908 Devices, Inc. *	1,964	14,966
AAR Corp. *	3,976	178,522
Aerojet Rocketdyne Holdings, Inc. *	2,303	128,807
AerSale Corp. *	2,395	38,847
Air Transport Services Group, Inc. *	4,197	109,038
Akoustis Technologies, Inc. *	361	1,018
Alamo Group, Inc.	168	23,789
Albany International Corp. Class A	2,924	288,277
Allied Motion Technologies, Inc.	131	4,560
Altra Industrial Motion Corp.	7,557	451,531
American Woodmark Corp. *	1,806	88,241
AMMO, Inc. *	10,095	17,464
ArcBest Corp.	1,923	134,687
Archer Aviation, Inc. Class A *	16,672	31,177
Arcosa, Inc.	5,636	306,260
Ardmore Shipping Corp. * (Ireland)	4,714	67,929
Argan, Inc.	1,544	56,943
Astec Industries, Inc.	2,656	107,993
Astra Space, Inc. *	18,844	8,175
Astronics Corp. *	2,943	30,313
Atlas Air Worldwide Holdings, Inc. *	3,252	327,802
Atlas Technical Consultants, Inc. *	558	2,874
Barnes Group, Inc.	5,713	233,376
Belden, Inc.	2,315	166,448
Benchmark Electronics, Inc.	4,008	106,974
Boise Cascade Co.	3,638	249,821
Brady Corp. Class A	1,254	59,063
Caesarstone Ltd.	2,543	14,521
Centrus Energy Corp. Class A *	1,010	32,805
Chase Corp.	649	55,983
CIRCOR International, Inc. *	1,530	36,659

	Shares	Value
Columbus McKinnon Corp.	3,255	$105,690
Comtech Telecommunications Corp.	3,017	36,626
Concrete Pumping Holdings, Inc. *	2,962	17,328
Costamare, Inc. (Monaco)	6,062	56,255
Covenant Logistics Group, Inc.	1,093	37,785
CryoPort, Inc. *	963	16,708
DHT Holdings, Inc.	15,984	141,938
Dorian LPG Ltd.	3,573	67,708
Ducommun, Inc. *	1,276	63,749
DXP Enterprises, Inc. *	1,764	48,598
Eagle Bulk Shipping, Inc.	1,572	78,506
Eastman Kodak Co. *	6,649	20,279
Encore Wire Corp.	2,060	283,374
EnerSys	4,219	311,531
EnPro Industries, Inc.	2,421	263,138
ESCO Technologies, Inc.	2,729	238,897
ESS Tech, Inc. *	784	1,905
Evolv Technologies Holdings, Inc. *	9,859	25,535
FARO Technologies, Inc. *	2,029	59,673
Fathom Digital Manufacturing C Class A *	1,317	1,738
FLEX LNG Ltd. * (Norway)	3,336	109,054
Fluor Corp. *	1,474	51,089
Frontdoor, Inc. *	9,584	199,347
Frontline Ltd. (Norway)	14,543	176,552
GATX Corp.	3,855	409,941
Genco Shipping & Trading Ltd.	4,293	65,940
Gibraltar Industries, Inc. *	3,638	166,911
Golden Ocean Group Ltd. * (Norway)	14,383	124,988
GoPro, Inc. Class A *	15,038	74,889
Gorman-Rupp Co.	2,083	53,366
Granite Construction, Inc.	5,153	180,716
Great Lakes Dredge & Dock Corp. *	5,610	33,379
Greenbrier Cos., Inc.	3,695	123,893
Greif, Inc. Class A	2,531	169,729
Greif, Inc. Class B	508	39,741
Griffon Corp.	2,640	94,486
Harsco Corp. *	9,090	57,176
Heartland Express, Inc.	5,314	81,517
Heritage-Crystal Clean, Inc. *	1,804	58,594
Hillenbrand, Inc.	4,024	171,704
Hillman Solutions Corp. *	15,611	112,555
Hub Group, Inc. Class A *	3,778	300,313
Hydrofarm Holdings Group, Inc. *	5,323	8,251
Hyster-Yale Materials Handling, Inc.	1,296	32,802
Ichor Holdings Ltd. *	3,267	87,621
IES Holdings, Inc. *	280	9,960
International Seaways, Inc.	5,671	209,940
Itron, Inc. *	4,841	245,197
JELD-WEN Holding, Inc. *	6,214	59,965
Joby Aviation, Inc. *	2,750	9,212
Kaman Corp.	3,247	72,408
Kennametal, Inc.	9,489	228,305
Kimball Electronics, Inc. *	2,730	61,671
Knowles Corp. *	10,447	171,540
Kratos Defense & Security Solutions, Inc. *	14,463	149,258
Li-Cycle Holdings Corp. * (Canada)	9,841	46,843
Luxfer Holdings PLC (United Kingdom)	1,836	25,190
Manitowoc Co., Inc. *	4,061	37,199
Marten Transport Ltd.	1,763	34,872
Materion Corp.	146	12,776
Matson, Inc.	4,350	271,918
Matthews International Corp. Class A	3,492	106,296
Mirion Technologies, Inc. *	15,936	105,337
Modine Manufacturing Co. *	5,796	115,109
Momentus, Inc. *	4,592	3,581
Moog, Inc. Class A	2,781	244,061
Mueller Industries, Inc.	4,163	245,617
National Presto Industries, Inc.	613	41,966
NL Industries, Inc.	911	6,204
nLight, Inc. *	5,168	52,404

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Nordic American Tankers Ltd.	23,810	$72,859
Northwest Pipe Co. *	895	30,161
NuScale Power Corp. *	3,607	37,008
O-I Glass, Inc. *	3,433	56,885
Olympic Steel, Inc.	1,071	35,964
OSI Systems, Inc. *	1,671	132,878
Pactiv Evergreen, Inc.	5,009	56,902
Park Aerospace Corp.	2,174	29,153
Plexus Corp. *	464	47,760
Powell Industries, Inc.	1,063	37,396
Primoris Services Corp.	5,804	127,340
Proto Labs, Inc. *	2,654	67,757
PureCycle Technologies, Inc. *	2,567	17,353
Radiant Logistics, Inc. *	3,101	15,784
Ranpak Holdings Corp. *	5,139	29,652
RBC Bearings, Inc. *	2,840	594,554
Redwire Corp. *	1,776	3,516
Ryerson Holding Corp.	2,144	64,877
Safe Bulkers, Inc. (Greece)	8,087	23,533
Sanmina Corp. *	6,619	379,202
Scorpio Tankers, Inc. (Monaco)	5,470	294,122
SFL Corp. Ltd. (Norway)	13,311	122,727
Sight Sciences, Inc. *	2,327	28,413
Smith & Wesson Brands, Inc.	4,890	42,445
SPX Technologies, Inc. *	5,092	334,290
Standex International Corp.	1,382	141,531
Sterling Infrastructure, Inc. *	533	17,482
Stoneridge, Inc. *	2,586	55,754
Sturm Ruger & Co., Inc.	177	8,960
Summit Materials, Inc. Class A *	13,901	394,642
Teekay Corp. * (Bermuda)	8,189	37,178
Teekay Tankers Ltd. Class A * (Canada)	2,647	81,554
Tennant Co.	1,212	74,623
Terex Corp.	3,956	169,000
Thermon Group Holdings, Inc. *	3,759	75,481
TimkenSteel Corp. *	5,159	93,739
Tredegar Corp.	3,176	32,459
TriMas Corp.	4,844	134,373
Trinity Industries, Inc.	8,131	240,434
Triumph Group, Inc. *	7,447	78,342
TTM Technologies, Inc. *	11,752	177,220
Turtle Beach Corp. *	409	2,933
Tutor Perini Corp. *	4,878	36,829
UFP Industries, Inc.	859	68,076
Universal Logistics Holdings, Inc.	188	6,287
View, Inc. *	13,240	12,775
Vishay Intertechnology, Inc.	15,098	325,664
Vishay Precision Group, Inc. *	1,400	54,110
Werner Enterprises, Inc.	6,531	262,938
Worthington Industries, Inc.	3,655	181,690

		16,249,812

Technology - 3.6%

1Life Healthcare, Inc. *	20,943	349,958
3D Systems Corp. *	14,852	109,905
ACM Research, Inc. Class A *	4,853	37,417
ACV Auctions, Inc. Class A *	7,061	57,971
Adeia, Inc.	12,202	115,675
Allscripts Healthcare Solutions, Inc. *	12,541	221,223
Alpha & Omega Semiconductor Ltd. *	585	16,713
American Software, Inc. Class A	1,051	15,429
Amkor Technology, Inc.	9,387	225,100
Avaya Holdings Corp. *	10,289	2,017
Avid Technology, Inc. *	1,519	40,390
AvidXchange Holdings, Inc. *	1,805	17,942
AXT, Inc. *	4,625	20,258
Bandwidth, Inc. Class A *	2,164	49,664
Benefitfocus, Inc. *	961	10,052
Blackbaud, Inc. *	298	17,540

	Shares	Value
Blend Labs, Inc. Class A *	21,826	$31,429
Brightcove, Inc. *	1,504	7,866
C3.ai, Inc. Class A *	5,606	62,731
Cantaloupe, Inc. *	2,955	12,854
Cardlytics, Inc. *	3,782	21,860
Cerence, Inc. *	4,565	84,589
Cohu, Inc. *	5,482	175,698
Computer Programs & Systems, Inc. *	1,595	43,416
Conduent, Inc. *	20,106	81,429
Consensus Cloud Solutions, Inc. *	1,129	60,695
Corsair Gaming, Inc. *	2,037	27,642
Cvent Holding Corp. *	5,434	29,344
Daily Journal Corp. *	135	33,819
Desktop Metal, Inc. Class A *	30,747	41,816
Diebold Nixdorf, Inc. *	2,222	3,155
Digi International, Inc. *	2,631	96,163
Digimarc Corp. *	83	1,535
Diodes, Inc. *	1,414	107,662
Donnelley Financial Solutions, Inc. *	2,761	106,713
E2open Parent Holdings, Inc. *	23,352	137,076
Ebix, Inc.	2,455	49,002
eGain Corp. *	1,329	12,001
EverCommerce, Inc. *	2,523	18,771
Faraday Future Intelligent Electric, Inc. *	11,416	3,314
Fastly, Inc. Class A *	13,280	108,763
ForgeRock, Inc. Class A *	1,239	28,212
Health Catalyst, Inc. *	6,394	67,968
Hims & Hers Health, Inc. *	2,226	14,269
Impinj, Inc. *	232	25,330
Insight Enterprises, Inc. *	592	59,360
Inspired Entertainment, Inc. *	783	9,921
Instructure Holdings, Inc. *	1,712	40,129
Integral Ad Science Holding Corp. *	3,143	27,627
IonQ, Inc. *	12,040	41,538
Kaleyra, Inc. * (Italy)	3,021	2,281
Latch, Inc. *	12,494	8,870
LiveVox Holdings, Inc. *	2,880	8,554
Loyalty Ventures, Inc. *	1,637	3,945
Markforged Holding Corp. *	11,159	12,944
Matterport, Inc. *	7,284	20,395
Maximus, Inc.	412	30,212
MicroStrategy, Inc. Class A *	452	63,990
Mitek Systems, Inc. *	315	3,052
N-Able, Inc. *	1,057	10,866
NetScout Systems, Inc. *	8,035	261,218
NextGen Healthcare, Inc. *	3,496	65,655
Olo, Inc. Class A *	10,562	66,013
ON24, Inc. *	4,970	42,891
OneSpan, Inc. *	3,002	33,592
Ouster, Inc. *	17,270	14,904
Outbrain, Inc. *	4,479	16,214
PAR Technology Corp. *	1,939	50,550
Parsons Corp. *	3,972	183,705
Pear Therapeutics, Inc. *	4,327	5,106
Photronics, Inc. *	1,918	32,280
Phreesia, Inc. *	3,023	97,824
Playstudios, Inc. *	4,483	17,394
Porch Group, Inc. *	9,708	18,251
PowerSchool Holdings, Inc. Class A *	3,508	80,965
PROS Holdings, Inc. *	1,703	41,315
PubMatic, Inc. Class A *	493	6,315
Rackspace Technology, Inc. *	6,776	19,989
Rambus, Inc. *	2,005	71,819
Rigetti Computing, Inc. Class A *	8,769	6,394
Sapiens International Corp. NV (Israel)	1,060	19,589
SecureWorks Corp. Class A *	1,301	8,313
Sharecare, Inc. *	34,835	55,736
Skillsoft Corp. *	9,574	12,446
Skillz, Inc. *	36,840	18,659
SolarWinds Corp. *	5,693	53,287

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Sumo Logic, Inc. *	4,698	$38,054
Ultra Clean Holdings, Inc. *	3,467	114,931
Unisys Corp. *	2,112	10,792
Upland Software, Inc. *	3,417	24,363
Veeco Instruments, Inc. *	1,141	21,200
Verint Systems, Inc. *	699	25,360
Vuzix Corp. *	831	3,025
WM Technology, Inc. *	735	742
Xerox Holdings Corp.	13,354	194,968

		4,879,919

Utilities - 5.0%

ALLETE, Inc.	6,658	429,508
Altus Power, Inc. *	3,245	21,157
American States Water Co.	2,249	208,145
Artesian Resources Corp. Class A	301	17,633
Avista Corp.	8,518	377,688
Black Hills Corp.	7,612	535,428
California Water Service Group	4,663	282,764
Chesapeake Utilities Corp.	863	101,989
MGE Energy, Inc.	2,459	173,114
New Jersey Resources Corp.	10,321	512,128
Northwest Natural Holding Co.	4,044	192,454
NorthWestern Corp.	6,766	401,494
ONE Gas, Inc.	6,264	474,310
Ormat Technologies, Inc.	2,531	218,881
Otter Tail Corp.	2,651	155,640
PNM Resources, Inc.	9,907	483,363
Portland General Electric Co.	10,463	512,687
SJW Group	3,133	254,368
South Jersey Industries, Inc.	14,279	507,333
Southwest Gas Holdings, Inc. *	7,091	438,791
Spire, Inc.	5,964	410,681
Unitil Corp.	1,842	94,605
Via Renewables, Inc.	198	1,012

		6,805,173

Total Common Stocks (Cost $154,214,065)		131,853,651

EXCHANGE-TRADED FUND - 2.9%

iShares Russell 2000 Value	28,693	3,978,858

Total Exchange-Traded Fund (Cost $3,957,617)		3,978,858

	Principal Amount	Value
SHORT-TERM INVESTMENT - 0.8%

Repurchase Agreement - 0.8%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $1,145,663; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $1,168,108)	$1,145,161	$1,145,161

Total Short-Term Investment (Cost $1,145,161)		1,145,161

TOTAL INVESTMENTS - 99.9% (Cost $159,322,338)		136,983,477

DERIVATIVES - (0.0%)		(19,842)

OTHER ASSETS & LIABILITIES, NET - 0.1%		68,759

NET ASSETS - 100.0%		$137,032,394

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	37.5%
Consumer, Non-Cyclical	15.9%
Industrial	11.9%
Consumer, Cyclical	10.8%
Energy	5.3%
Utilities	5.0%
Technology	3.6%
Communications	3.4%
Others (each less than 3.0%)	6.5%

	99.9%
Derivatives	(0.0%	)
Other Assets & Liabilities, Net	0.1%

	100.0%

(b)

Investments with a total aggregate value of $312 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(c)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Micro Russell 2000 E-Mini Index	03/23	135	$1,215,200	$1,195,358	($19,842)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD SMALL-CAP VALUE INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(d)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Consumer, Non-Cyclical	$5,807	$—	$5,495	$312
	Common Stocks	131,853,651	131,853,651	—	—
	Exchange-Traded Fund	3,978,858	3,978,858	—	—
	Short-Term Investment	1,145,161	—	1,145,161	—

	Total Assets	136,983,477	135,832,509	1,150,656	312

Liabilities	Derivatives:
	Equity Contracts
	Futures	(19,842)	(19,842)	—	—

	Total Liabilities	(19,842)	(19,842)	—	—

	Total	$136,963,635	$135,812,667	$1,150,656	$312

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
RIGHTS - 0.0%

Brazil - 0.0%

Localiza Rent a Car SA Exp 01/31/23*	50	$102

South Korea - 0.0%

Lotte Chemical Corp. Exp 01/20/23 *	54	1,516

Total Rights (Cost $0)		1,618

WARRANTS - 0.0%

Thailand - 0.0%

Minor International PCL Exercise @ THB 31.00 Exp 02/15/24 *	3,344	326

Total Warrants (Cost $0)		326

PREFERRED STOCKS - 2.0%

Brazil - 1.2%

Banco Bradesco SA	83,790	239,010
Braskem SA Class A	3,100	14,068
Centrais Eletricas Brasileiras SA Class B	4,000	32,743
Cia Energetica de Minas Gerais	22,045	45,608
Gerdau SA	18,200	100,041
Itau Unibanco Holding SA	76,400	361,842
Itausa SA	81,273	130,681
Petroleo Brasileiro SA	81,000	375,814

		1,299,807

Chile - 0.2%

Sociedad Quimica y Minera de Chile SA Class B	2,250	181,718

Colombia - 0.0%

Bancolombia SA	5,575	38,464

Russia - 0.0%

Surgutneftegas PJSC * ± Ω	44,600	—

South Korea - 0.6%

Hyundai Motor Co.	703	41,144
Hyundai Motor Co.	220	12,884
LG Chem Ltd. *	118	26,034
Samsung Electronics Co. Ltd.	12,962	519,431

		599,493

Total Preferred Stocks (Cost $2,594,024)		2,119,482

COMMON STOCKS - 94.3%

Australia - 0.1%

AngloGold Ashanti Ltd.	6,661	129,784

Brazil - 3.8%

Ambev SA	74,500	203,621
Americanas SA	10,265	18,722
Atacadao SA	9,600	26,903

	Shares	Value
B3 SA - Brasil Bolsa Balcao	96,200	$240,367
Banco Bradesco SA	25,700	65,515
Banco BTG Pactual SA	18,300	82,779
Banco do Brasil SA	13,700	88,631
Banco Santander Brasil SA	6,000	32,075
BB Seguridade Participacoes SA	11,100	70,671
BRF SA *	9,484	14,759
CCR SA	18,900	38,784
Centrais Eletricas Brasileiras SA	19,000	151,025
Cia de Saneamento Basico do Estado de Sao Paulo	5,500	59,212
Cia Siderurgica Nacional SA	10,400	28,347
Cosan SA	19,500	63,194
CPFL Energia SA	3,600	22,625
Energisa SA	3,200	26,804
Engie Brasil Energia SA	3,300	23,696
Equatorial Energia SA	16,100	82,466
Hapvida Participacoes e Investimentos SA * ~	74,043	71,350
Hypera SA	6,600	56,594
Inter & Co., Inc. BDR	55	116
Klabin SA	12,000	45,332
Localiza Rent a Car SA	11,605	115,235
Lojas Renner SA	15,791	61,203
Magazine Luiza SA *	48,500	25,161
Natura & Co. Holding SA	14,500	31,511
Petro Rio SA *	11,300	79,595
Petroleo Brasileiro SA	53,700	284,753
Raia Drogasil SA	17,200	77,463
Rede D’Or Sao Luiz SA ~	9,240	51,616
Rumo SA	20,700	73,117
Sendas Distribuidora SA	15,000	55,431
Suzano SA	11,900	109,874
Telefonica Brasil SA	7,700	55,621
TIM SA	13,500	31,611
TOTVS SA	8,200	42,756
Ultrapar Participacoes SA	11,700	27,779
Vale SA	60,453	1,024,197
Vibra Energia SA	18,526	54,318
WEG SA	26,500	192,504

		3,907,333

Chile - 0.4%

Banco de Chile	727,218	75,444
Banco de Credito e Inversiones SA	923	26,539
Banco Santander Chile	1,042,004	41,705
Cencosud SA	22,500	37,003
Cia Cervecerias Unidas SA	2,124	14,169
Cia Sud Americana de Vapores SA	252,941	19,951
Empresas CMPC SA	18,033	30,101
Empresas COPEC SA	6,159	45,954
Enel Americas SA	341,217	45,656
Enel Chile SA	421,113	19,356
Falabella SA	12,123	23,617

		379,495

China - 30.9%

360 DigiTech, Inc. ADR	1,698	34,571
360 Security Technology, Inc. Class A	7,300	6,858
37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	2,200	5,706
3SBio, Inc. ~	23,500	24,882
AAC Technologies Holdings, Inc. *	11,500	26,107
Advanced Micro-Fabrication Equipment, Inc. China Class A *	542	7,633
AECC Aero-Engine Control Co. Ltd. Class A	1,100	4,050
AECC Aviation Power Co. Ltd. Class A	2,500	15,187
Agricultural Bank of China Ltd. Class A	64,500	26,989
Agricultural Bank of China Ltd. Class H	482,000	164,891
Aier Eye Hospital Group Co. Ltd. Class A	6,651	29,654
Air China Ltd. Class A *	2,200	3,350
Air China Ltd. Class H *	34,000	30,180
Airtac International Group	2,232	67,387

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Alibaba Group Holding Ltd. *	234,520	$2,573,367
Alibaba Health Information Technology Ltd. *	74,000	62,289
Aluminum Corp. of China Ltd. Class A	8,000	5,131
Aluminum Corp. of China Ltd. Class H	66,000	27,929
Amlogic Shanghai Co. Ltd. Class A *	381	3,853
Angel Yeast Co. Ltd. Class A	900	5,836
Anhui Conch Cement Co. Ltd. Class A	2,800	10,997
Anhui Conch Cement Co. Ltd. Class H	20,500	71,432
Anhui Gujing Distillery Co. Ltd. Class A	400	15,317
Anhui Gujing Distillery Co. Ltd. Class B	1,600	25,612
Anhui Honglu Steel Construction Group Co. Ltd. Class A	780	3,279
Anhui Kouzi Distillery Co. Ltd. Class A	400	3,312
Anhui Yingjia Distillery Co. Ltd. Class A	700	6,303
Anjoy Foods Group Co. Ltd. Class A	300	6,982
ANTA Sports Products Ltd.	19,400	252,331
Apeloa Pharmaceutical Co. Ltd. Class A	1,300	4,027
Asia - Potash International Investment Guangzhou Co. Ltd. Class A *	700	2,737
Asymchem Laboratories Tianjin Co. Ltd. Class A	280	5,951
Autohome, Inc. ADR	1,216	37,210
Avary Holding Shenzhen Co. Ltd. Class A	1,700	6,702
AVIC Electromechanical Systems Co. Ltd. Class A	4,000	5,775
AVIC Industry-Finance Holdings Co. Ltd. Class A	9,100	4,293
AviChina Industry & Technology Co. Ltd. Class H	40,000	17,937
Avicopter PLC Class A	600	3,999
Baidu, Inc. Class A *	34,834	496,758
Bank of Beijing Co. Ltd. Class A	18,200	11,278
Bank of Changsha Co. Ltd. Class A	4,000	3,886
Bank of Chengdu Co. Ltd. Class A	3,100	6,810
Bank of China Ltd. Class A	106,300	48,296
Bank of China Ltd. Class H	1,170,000	423,457
Bank of Communications Co. Ltd. Class A	62,500	42,588
Bank of Communications Co. Ltd. Class H	107,000	61,407
Bank of Hangzhou Co. Ltd. Class A	5,300	9,956
Bank of Jiangsu Co. Ltd. Class A	13,980	14,642
Bank of Nanjing Co. Ltd. Class A	9,300	13,924
Bank of Ningbo Co. Ltd. Class A	6,310	29,372
Bank of Shanghai Co. Ltd. Class A	14,700	12,489
Bank of Suzhou Co. Ltd. Class A	3,200	3,578
Baoshan Iron & Steel Co. Ltd. Class A	20,800	16,701
BBMG Corp. Class A	10,000	3,647
BeiGene Ltd. *	9,789	166,141
Beijing Capital International Airport Co. Ltd. Class H *	30,000	21,887
Beijing Dabeinong Technology Group Co. Ltd. Class A *	4,500	5,758
Beijing Easpring Material Technology Co. Ltd. Class A	400	3,239
Beijing Enlight Media Co. Ltd. Class A	3,100	3,857
Beijing Enterprises Holdings Ltd.	8,000	25,542
Beijing Enterprises Water Group Ltd.	66,000	16,877
Beijing Kingsoft Office Software, Inc. Class A	428	16,230
Beijing New Building Materials PLC Class A	1,800	6,677
Beijing Originwater Technology Co. Ltd. Class A	3,400	2,310
Beijing Shiji Information Technology Co. Ltd. Class A	1,568	3,375
Beijing Tongrentang Co. Ltd. Class A	1,100	7,055
Beijing United Information Technology Co. Ltd. Class A	580	7,363
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. Class A	580	10,547
Beijing Yanjing Brewery Co. Ltd. Class A	2,500	3,812
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. Class A	200	2,910
Bethel Automotive Safety Systems Co. Ltd. Class A	400	4,571
Betta Pharmaceuticals Co. Ltd. Class A	400	2,832
BGI Genomics Co. Ltd. Class A	400	2,973
Bilibili, Inc. Class Z *	3,002	71,159
Bloomage Biotechnology Corp. Ltd. Class A	293	5,685
BOC International China Co. Ltd. Class A	2,300	3,486
BOE Technology Group Co. Ltd. Class A	36,600	17,751
Bosideng International Holdings Ltd.	52,000	24,641

	Shares	Value
BTG Hotels Group Co. Ltd. Class A	900	$3,204
By-health Co. Ltd. Class A	1,800	5,895
BYD Co. Ltd. Class A	1,500	55,128
BYD Co. Ltd. Class H	13,500	331,209
BYD Electronic International Co. Ltd.	10,500	33,554
C&D International Investment Group Ltd.	10,000	29,007
Caitong Securities Co. Ltd. Class A	4,550	4,652
CECEP Solar Energy Co. Ltd. Class A	3,600	3,789
CECEP Wind-Power Corp. Class A	7,120	3,897
CGN Power Co. Ltd. Class H ~	170,000	40,373
Chacha Food Co. Ltd. Class A	100	718
Changchun High & New Technology Industry Group, Inc. Class A	400	9,559
Changjiang Securities Co. Ltd. Class A	5,900	4,514
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	275	5,034
Chaozhou Three-Circle Group Co. Ltd. Class A	2,000	8,826
Chengtun Mining Group Co. Ltd. Class A	3,000	2,533
Chengxin Lithium Group Co. Ltd. Class A	900	4,830
China Baoan Group Co. Ltd. Class A	2,900	5,030
China Cinda Asset Management Co. Ltd. Class H	137,000	18,906
China CITIC Bank Corp. Ltd. Class H	143,000	63,281
China Coal Energy Co. Ltd. Class H	33,000	26,794
China Common Rich Renewable Energy Investments Ltd. * ± Ω	122,000	-
China Communications Services Corp. Ltd. Class H	34,000	12,370
China Conch Venture Holdings Ltd.	26,000	56,402
China Construction Bank Corp. Class A	12,800	10,362
China Construction Bank Corp. Class H	1,517,000	948,715
China CSSC Holdings Ltd. Class A	4,000	12,792
China Eastern Airlines Corp. Ltd. Class A *	10,200	8,101
China Energy Engineering Corp. Ltd.	29,500	9,704
China Everbright Bank Co. Ltd. Class A	58,000	25,590
China Everbright Bank Co. Ltd. Class H	23,000	7,003
China Everbright Environment Group Ltd.	60,000	26,717
China Feihe Ltd. ~	57,000	48,259
China Galaxy Securities Co. Ltd. Class A	2,400	3,198
China Galaxy Securities Co. Ltd. Class H	62,000	30,143
China Gas Holdings Ltd.	47,600	68,985
China Great Wall Securities Co. Ltd. Class A	3,100	3,682
China Greatwall Technology Group Co. Ltd. Class A	3,500	5,122
China Hongqiao Group Ltd.	37,000	34,897
China International Capital Corp. Ltd. Class A	1,500	8,205
China International Capital Corp. Ltd. Class H ~	23,600	44,806
China Jinmao Holdings Group Ltd.	87,624	18,747
China Jushi Co. Ltd. Class A	3,501	6,889
China Lesso Group Holdings Ltd.	17,000	17,633
China Life Insurance Co. Ltd. Class A	600	3,198
China Life Insurance Co. Ltd. Class H	125,000	213,343
China Literature Ltd. * ~	6,400	24,688
China Longyuan Power Group Corp. Ltd. Class H	52,000	63,211
China Medical System Holdings Ltd.	22,000	34,425
China Meheco Co. Ltd. Class A	1,400	3,470
China Meidong Auto Holdings Ltd.	8,000	16,337
China Mengniu Dairy Co. Ltd. *	50,000	225,456
China Merchants Bank Co. Ltd. Class A	18,700	99,710
China Merchants Bank Co. Ltd. Class H	62,500	345,866
China Merchants Energy Shipping Co. Ltd. Class A	7,000	5,610
China Merchants Port Holdings Co. Ltd.	21,192	30,940
China Merchants Securities Co. Ltd. Class A	6,400	12,216
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	7,500	13,574
China Minsheng Banking Corp. Ltd. Class A	75,400	37,406
China Minsheng Banking Corp. Ltd. Class H	35,500	12,267
China National Building Material Co. Ltd. Class H	62,000	50,658
China National Chemical Engineering Co. Ltd. Class A	6,600	7,526
China National Nuclear Power Co. Ltd. Class A	17,800	15,344
China National Software & Service Co. Ltd. Class A	600	5,026
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	3,500	12,559
China Oilfield Services Ltd. Class H	28,000	34,033

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
China Overseas Land & Investment Ltd.	61,000	$159,629
China Overseas Property Holdings Ltd.	20,000	20,720
China Pacific Insurance Group Co. Ltd. Class A	3,600	12,674
China Pacific Insurance Group Co. Ltd. Class H	46,000	101,720
China Petroleum & Chemical Corp. Class A	29,500	18,482
China Petroleum & Chemical Corp. Class H	402,000	193,688
China Power International Development Ltd.	82,108	34,575
China Railway Group Ltd. Class A	10,800	8,619
China Railway Group Ltd. Class H	81,000	42,532
China Railway Signal & Communication Corp. Ltd. Class A	7,647	5,264
China Rare Earth Resources & Technology Co. Ltd. Class A *	1,100	5,189
China Resources Beer Holdings Co. Ltd.	26,000	180,845
China Resources Cement Holdings Ltd.	40,000	21,138
China Resources Gas Group Ltd.	14,800	55,212
China Resources Land Ltd.	50,000	227,468
China Resources Microelectronics Ltd. Class A	962	7,273
China Resources Mixc Lifestyle Services Ltd. ~	11,000	55,721
China Resources Pharmaceutical Group Ltd. ~	24,500	19,761
China Resources Power Holdings Co. Ltd.	30,000	61,131
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	800	5,387
China Ruyi Holdings Ltd. *	84,000	20,943
China Shenhua Energy Co. Ltd. Class A	5,500	21,811
China Shenhua Energy Co. Ltd. Class H	54,000	155,557
China Southern Airlines Co. Ltd. Class A *	10,100	11,016
China Southern Airlines Co. Ltd. Class H *	30,000	19,455
China State Construction Engineering Corp. Ltd. Class A	40,200	31,322
China State Construction International Holdings Ltd.	32,000	35,829
China Taiping Insurance Holdings Co. Ltd.	23,400	29,034
China Three Gorges Renewables Group Co. Ltd. Class A	26,900	21,834
China Tourism Group Duty Free Corp. Ltd. Class A	1,844	57,079
China Tourism Group Duty Free Corp. Ltd. Class H * ~	1,000	29,309
China Tower Corp. Ltd. Class H ~	708,000	75,973
China Traditional Chinese Medicine Holdings Co. Ltd.	44,000	19,954
China United Network Communications Ltd. Class A	31,400	20,211
China Vanke Co. Ltd. Class A	7,000	18,230
China Vanke Co. Ltd. Class H	29,400	59,145
China Yangtze Power Co. Ltd. Class A	21,700	65,462
China Zhenhua Group Science & Technology Co. Ltd. Class A	500	8,203
China Zheshang Bank Co. Ltd. Class A *	17,300	7,312
Chinasoft International Ltd. *	44,000	38,091
Chongqing Brewery Co. Ltd. Class A	500	9,148
Chongqing Changan Automobile Co. Ltd. Class A	7,696	13,600
Chongqing Fuling Zhacai Group Co. Ltd. Class A	1,000	3,701
Chongqing Rural Commercial Bank Co. Ltd. Class A	10,000	5,075
Chongqing Zhifei Biological Products Co. Ltd. Class A	1,500	18,938
Chow Tai Fook Jewellery Group Ltd. *	31,400	63,810
CITIC Ltd.	93,000	97,783
CITIC Securities Co. Ltd. Class A	2,780	7,944
CITIC Securities Co. Ltd. Class H	45,075	90,780
CMOC Group Ltd. Class A	16,400	10,692
CMOC Group Ltd. Class H	51,000	23,364
CNGR Advanced Material Co. Ltd. Class A	400	3,765
CNNC Hua Yuan Titanium Dioxide Co. Ltd. Class A	2,465	2,180
Contemporary Amperex Technology Co. Ltd. Class A	2,300	129,600
COSCO SHIPPING Development Co. Ltd. Class A	10,700	3,720
COSCO SHIPPING Energy Transportation Co. Ltd. Class A *	3,200	5,547
COSCO SHIPPING Holdings Co. Ltd. Class A	12,410	18,324
COSCO SHIPPING Holdings Co. Ltd. Class H	48,400	49,201
COSCO SHIPPING Ports Ltd.	30,000	23,808
Country Garden Holdings Co. Ltd.	198,707	66,933
Country Garden Services Holdings Co. Ltd.	35,000	85,860
CRRC Corp. Ltd. Class A	23,200	17,042
CRRC Corp. Ltd. Class H	66,000	26,586
CSC Financial Co. Ltd. Class A	4,000	13,634
CSPC Pharmaceutical Group Ltd.	142,000	147,832

	Shares	Value
Daan Gene Co. Ltd. Class A	1,060	$2,370
Dajin Heavy Industry Co. Ltd. Class A	500	2,970
Dali Foods Group Co. Ltd. ~	33,500	15,241
Daqin Railway Co. Ltd. Class A	13,400	12,874
Daqo New Energy Corp. ADR *	943	36,409
DaShenLin Pharmaceutical Group Co. Ltd. Class A	840	4,787
Datang International Power Generation Co. Ltd. Class A *	7,300	2,934
DHC Software Co. Ltd. Class A	3,700	3,009
Do-Fluoride Chemicals Co. Ltd. Class A	800	3,822
Dong-E-E-Jiao Co. Ltd. Class A	700	4,094
Dongfang Electric Corp. Ltd. Class A	2,800	8,445
Dongfeng Motor Group Co. Ltd. Class H	44,000	25,141
Dongxing Securities Co. Ltd. Class A	3,500	3,878
Dongyue Group Ltd.	23,000	25,191
East Money Information Co. Ltd. Class A	12,764	35,485
Ecovacs Robotics Co. Ltd. Class A	500	5,222
ENN Energy Holdings Ltd.	12,600	175,997
ENN Natural Gas Co. Ltd. Class A	2,600	6,006
Eve Energy Co. Ltd. Class A	1,800	22,674
Everbright Securities Co. Ltd. Class A	4,200	8,949
Fangda Carbon New Material Co. Ltd. Class A *	4,300	3,777
Far East Horizon Ltd.	24,000	18,694
FAW Jiefang Group Co. Ltd.	3,600	3,996
First Capital Securities Co. Ltd. Class A	4,200	3,394
Flat Glass Group Co. Ltd. Class A	1,600	7,659
Flat Glass Group Co. Ltd. Class H	8,000	19,239
Focus Media Information Technology Co. Ltd. Class A	13,200	12,640
Foshan Haitian Flavouring & Food Co. Ltd. Class A	3,624	41,401
Fosun International Ltd.	38,500	31,250
Foxconn Industrial Internet Co. Ltd. Class A	9,200	12,135
Fujian Sunner Development Co. Ltd. Class A	1,248	4,245
Fuyao Glass Industry Group Co. Ltd. Class A	1,300	6,546
Fuyao Glass Industry Group Co. Ltd. Class H ~	10,000	41,755
G-bits Network Technology Xiamen Co. Ltd. Class A	100	4,486
Ganfeng Lithium Group Co. Ltd. Class A	3,360	33,505
Ganfeng Lithium Group Co. Ltd. Class H ~	3,160	23,426
Gaona Aero Material Co. Ltd. Class A	400	2,634
GCL System Integration Technology Co. Ltd. Class A *	5,000	2,090
GCL Technology Holdings Ltd. *	320,000	80,741
GD Power Development Co. Ltd. Class A *	15,500	9,512
GDS Holdings Ltd. Class A *	13,892	35,972
Geely Automobile Holdings Ltd.	96,000	138,675
GEM Co. Ltd. Class A	5,200	5,550
Gemdale Corp. Class A	4,900	7,161
Genscript Biotech Corp. *	18,000	56,820
GF Securities Co. Ltd. Class A	3,900	8,667
GF Securities Co. Ltd. Class H	19,200	27,486
GigaDevice Semiconductor, Inc. Class A	680	10,006
Ginlong Technologies Co. Ltd. Class A *	350	9,046
GoerTek, Inc. Class A	3,300	7,977
Gotion High-tech Co. Ltd. Class A	1,500	6,199
Great Wall Motor Co. Ltd. Class A	5,100	21,667
Great Wall Motor Co. Ltd. Class H	36,500	47,020
Gree Electric Appliances, Inc. of Zhuhai Class A	2,700	12,512
Greentown China Holdings Ltd.	14,000	20,244
Greentown Service Group Co. Ltd.	24,000	15,823
GRG Banking Equipment Co. Ltd. Class A	2,600	3,708
Guangdong Haid Group Co. Ltd. Class A	1,600	14,211
Guangdong HEC Technology Holding Co. Ltd. Class A	2,600	3,243
Guangdong Investment Ltd.	46,000	46,968
Guangdong Kinlong Hardware Products Co. Ltd. Class A	300	4,468
Guanghui Energy Co. Ltd. Class A	5,800	7,526
Guangzhou Automobile Group Co. Ltd. Class A	900	1,424
Guangzhou Automobile Group Co. Ltd. Class H	54,000	36,164
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	1,500	6,418
Guangzhou Great Power Energy & Technology Co. Ltd. Class A	400	4,474

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Guangzhou Haige Communications Group, Inc. Co. Class A	2,600	$3,034
Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	500	5,615
Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	700	5,935
Guangzhou Tinci Materials Technology Co. Ltd. Class A	1,860	11,706
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. Class A	3,915	3,362
Guolian Securities Co. Ltd. Class A	2,500	4,039
Guosen Securities Co. Ltd. Class A	5,900	7,526
Guotai Junan Securities Co. Ltd. Class A	7,100	13,856
Guoyuan Securities Co. Ltd. Class A	4,600	4,183
H World Group Ltd. ADR	3,078	130,569
Haichang Ocean Park Holdings Ltd. * ~	51,000	10,411
Haidilao International Holding Ltd. * ~	18,000	51,337
Haier Smart Home Co. Ltd. Class A	6,300	22,080
Haier Smart Home Co. Ltd. Class H	36,200	122,866
Haitian International Holdings Ltd.	10,000	26,652
Haitong Securities Co. Ltd. Class A	500	624
Haitong Securities Co. Ltd. Class H	64,000	39,252
Hangzhou Binjiang Real Estate Group Co. Ltd. Class A	2,900	3,662
Hangzhou Chang Chuan Technology Co. Ltd. Class A	500	3,202
Hangzhou First Applied Material Co. Ltd. Class A	1,228	11,699
Hangzhou Lion Electronics Co. Ltd. Class A	600	3,666
Hangzhou Oxygen Plant Group Co. Ltd. Class A	900	5,088
Hangzhou Robam Appliances Co. Ltd. Class A	1,100	4,384
Hangzhou Silan Microelectronics Co. Ltd. Class A	1,500	7,057
Hangzhou Tigermed Consulting Co. Ltd. Class A	600	9,016
Hangzhou Tigermed Consulting Co. Ltd. Class H ~	1,500	17,250
Hansoh Pharmaceutical Group Co. Ltd. ~	18,000	34,004
Heilongjiang Agriculture Co. Ltd. Class A	1,900	3,759
Henan Shenhuo Coal & Power Co. Ltd. Class A	2,100	4,503
Henan Shuanghui Investment & Development Co. Ltd. Class A	3,170	11,810
Hengan International Group Co. Ltd.	10,000	53,019
Hengdian Group DMEGC Magnetics Co. Ltd. Class A	1,400	3,763
Hengli Petrochemical Co. Ltd. Class A	5,600	12,488
Hengtong Optic-electric Co. Ltd. Class A	2,200	4,755
Hengyi Petrochemical Co. Ltd. Class A	2,900	2,926
Hesteel Co. Ltd. Class A	12,225	3,970
Hithink RoyalFlush Information Network Co. Ltd. Class A	600	8,491
Hongfa Technology Co. Ltd. Class A	420	2,013
Hoshine Silicon Industry Co. Ltd. Class A	500	5,953
Hua Hong Semiconductor Ltd. * ~	9,000	31,187
Huadian Power International Corp. Ltd. Class A	6,400	5,399
Huadong Medicine Co. Ltd. Class A	1,500	10,074
Huafon Chemical Co. Ltd. Class A	5,300	5,172
Huagong Tech Co. Ltd. Class A	900	2,118
Huaibei Mining Holdings Co. Ltd. Class A	2,300	4,228
Hualan Biological Engineering, Inc. Class A	2,000	6,505
Huaneng Power International, Inc. Class A *	7,300	7,972
Huaneng Power International, Inc. Class H *	68,000	32,031
Huatai Securities Co. Ltd. Class A	1,500	2,744
Huatai Securities Co. Ltd. Class H ~	32,200	36,724
Huaxi Securities Co. Ltd. Class A	2,300	2,485
Huaxia Bank Co. Ltd. Class A	13,100	9,775
Huaxin Cement Co. Ltd. Class A	1,300	2,765
Huayu Automotive Systems Co. Ltd. Class A	2,800	6,958
Hubei Feilihua Quartz Glass Co. Ltd. Class A	400	3,164
Hubei Jumpcan Pharmaceutical Co. Ltd. Class A	800	3,131
Hubei Xingfa Chemicals Group Co. Ltd. Class A	1,200	4,991
Huizhou Desay Sv Automotive Co. Ltd. Class A	500	7,560
Humanwell Healthcare Group Co. Ltd. Class A	1,800	6,167
Hunan Valin Steel Co. Ltd. Class A	7,400	4,993
Hundsun Technologies, Inc. Class A	1,976	11,461
Hygeia Healthcare Holdings Co. Ltd. * ~	5,400	38,528
Iflytek Co. Ltd. Class A	2,100	9,888
Imeik Technology Development Co. Ltd. Class A	200	16,252
Industrial & Commercial Bank of China Ltd. Class A	28,600	17,845

	Shares	Value
Industrial & Commercial Bank of China Ltd. Class H	934,000	$479,039
Industrial Bank Co. Ltd. Class A	19,861	50,158
Industrial Securities Co. Ltd. Class A	7,360	6,062
Ingenic Semiconductor Co. Ltd. Class A	500	5,061
Inner Mongolia BaoTou Steel Union Co. Ltd. Class A	42,700	11,776
Inner Mongolia Dian Tou Energy Corp. Ltd. Class A	1,700	3,011
Inner Mongolia ERDOS Resources Co. Ltd. Class A	980	2,136
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	9,200	5,267
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	6,000	26,680
Inner Mongolia Yitai Coal Co. Ltd. Class B	16,600	21,886
Inner Mongolia Yuan Xing Energy Co. Ltd. Class A	4,000	4,500
Innovent Biologics, Inc. * ~	16,500	70,226
Inspur Electronic Information Industry Co. Ltd. Class A	1,500	4,633
iQIYI, Inc. ADR *	5,344	28,323
JA Solar Technology Co. Ltd. Class A	2,240	19,297
Jafron Biomedical Co. Ltd. Class A	900	4,007
Jason Furniture Hangzhou Co. Ltd. Class A	910	5,566
JCET Group Co. Ltd. Class A	1,900	6,288
JD Health International, Inc. * ~	17,450	157,574
JD.com, Inc. Class A	34,075	951,259
Jiangsu Eastern Shenghong Co. Ltd. Class A	3,600	6,727
Jiangsu Expressway Co. Ltd. Class H	18,000	16,385
Jiangsu Hengli Hydraulic Co. Ltd. Class A	1,300	11,788
Jiangsu Hengrui Pharmaceuticals Co. Ltd. Class A	6,000	33,178
Jiangsu King’s Luck Brewery JSC Ltd. Class A	1,100	8,034
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	1,400	32,194
Jiangsu Yangnong Chemical Co. Ltd. Class A	300	4,477
Jiangsu Yoke Technology Co. Ltd. Class A	300	2,170
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	1,200	5,489
Jiangsu Zhongtian Technology Co. Ltd. Class A	3,300	7,658
Jiangxi Copper Co. Ltd. Class H	20,000	29,363
Jiangxi Special Electric Motor Co. Ltd. Class A *	1,600	4,006
JiuGui Liquor Co. Ltd. Class A	300	5,931
Jiumaojiu International Holdings Ltd. ~	12,000	31,814
Jizhong Energy Resources Co. Ltd. Class A	3,200	2,923
Joincare Pharmaceutical Group Industry Co. Ltd. Class A	1,900	3,082
Joinn Laboratories China Co. Ltd. Class A	420	3,516
Jointown Pharmaceutical Group Co. Ltd. Class A	1,800	3,372
Jonjee Hi-Tech Industrial And Commercial Holding Co. Ltd. Class A	800	4,234
JOYY, Inc. ADR	725	22,903
Juewei Food Co. Ltd. Class A	700	6,145
Juneyao Airlines Co. Ltd. Class A *	1,500	3,482
Kanzhun Ltd. ADR *	2,931	59,704
KE Holdings, Inc. ADR *	10,625	148,325
Keda Industrial Group Co. Ltd.	1,700	3,465
Kingboard Holdings Ltd.	10,500	33,297
Kingdee International Software Group Co. Ltd. *	41,000	87,006
Kingsoft Corp. Ltd.	15,000	49,711
Koolearn Technology Holding Ltd. * ~	6,500	43,304
Kuaishou Technology * ~	27,900	250,801
Kuang-Chi Technologies Co. Ltd. Class A	2,400	5,875
Kunlun Energy Co. Ltd.	62,000	44,079
Kweichow Moutai Co. Ltd. Class A	1,200	296,851
LB Group Co. Ltd. Class A	2,600	7,055
Lenovo Group Ltd.	116,000	94,482
Lens Technology Co. Ltd. Class A	5,300	8,013
Lepu Medical Technology Beijing Co. Ltd. Class A	1,400	4,618
Li Auto, Inc. Class A *	17,746	171,581
Li Ning Co. Ltd.	37,000	318,163
Liaoning Port Co. Ltd. Class A	17,600	4,097
Lingyi iTech Guangdong Co. Class A *	7,800	5,089
Livzon Pharmaceutical Group, Inc. Class A	700	3,265
Longfor Group Holdings Ltd. ~	30,000	92,315
LONGi Green Energy Technology Co. Ltd. Class A	7,302	44,216
Lufax Holding Ltd. ADR	10,735	20,826
Luoyang Xinqianglian Slewing Bearing Co. Ltd. Class A	340	2,608

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Luxi Chemical Group Co. Ltd. Class A	1,800	$3,200
Luxshare Precision Industry Co. Ltd. Class A	6,800	30,983
Luzhou Laojiao Co. Ltd. Class A	1,400	44,988
Mango Excellent Media Co. Ltd. Class A	1,700	7,322
Maxscend Microelectronics Co. Ltd. Class A	480	7,883
Meinian Onehealth Healthcare Holdings Co. Ltd. Class A *	4,300	3,788
Meituan Class B * ~	69,700	1,544,261
Metallurgical Corp. of China Ltd. Class A	15,400	7,028
Microport Scientific Corp. *	10,500	27,395
Ming Yang Smart Energy Group Ltd. Class A	1,700	6,166
Minth Group Ltd.	12,000	32,390
Montage Technology Co. Ltd. Class A	1,008	9,068
Muyuan Foods Co. Ltd. Class A	5,060	35,399
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd. Class A	1,743	4,517
NARI Technology Co. Ltd. Class A	6,432	22,478
NAURA Technology Group Co. Ltd. Class A	500	16,180
NavInfo Co. Ltd. Class A	2,600	4,113
NetEase, Inc.	31,105	451,147
New China Life Insurance Co. Ltd. Class A	4,900	21,132
New China Life Insurance Co. Ltd. Class H	8,800	21,425
New Hope Liuhe Co. Ltd. Class A *	4,000	7,413
New Oriental Education & Technology Group, Inc. *	24,400	86,011
Ninestar Corp. Class A	1,400	10,438
Ningbo Deye Technology Co. Ltd. Class A	200	9,514
Ningbo Joyson Electronic Corp. Class A *	1,700	3,431
Ningbo Orient Wires & Cables Co. Ltd. Class A	700	6,805
Ningbo Ronbay New Energy Technology Co. Ltd. Class A	341	3,356
Ningbo Shanshan Co. Ltd. Class A	1,900	4,961
Ningbo Tuopu Group Co. Ltd. Class A	1,000	8,408
Ningxia Baofeng Energy Group Co. Ltd. Class A	5,700	9,874
NIO, Inc. ADR *	21,606	210,658
Nongfu Spring Co. Ltd. Class H ~	27,800	156,563
North Industries Group Red Arrow Co. Ltd. Class A	1,100	3,099
Offshore Oil Engineering Co. Ltd. Class A	5,200	4,531
OFILM Group Co. Ltd. Class A *	3,300	2,232
Oppein Home Group, Inc. Class A	500	8,712
Orient Securities Co. Ltd. Class A	6,692	8,585
Ovctek China, Inc. Class A	720	3,692
Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A *	6,900	4,679
People’s Insurance Co. Group of China Ltd. Class A	46,500	34,866
People’s Insurance Co. Group of China Ltd. Class H	42,000	13,894
Perfect World Co. Ltd. Class A	1,497	2,734
PetroChina Co. Ltd. Class A	19,300	13,801
PetroChina Co. Ltd. Class H	338,000	154,396
Pharmaron Beijing Co. Ltd. Class A	1,100	10,740
Pharmaron Beijing Co. Ltd. Class H ~	3,000	20,614
PICC Property & Casualty Co. Ltd. Class H	108,000	102,114
Pinduoduo, Inc. ADR *	7,999	652,318
Ping An Bank Co. Ltd. Class A	18,400	34,732
Ping An Healthcare and Technology Co. Ltd. * ~	8,200	22,134
Ping An Insurance Group Co. of China Ltd. Class A	8,400	56,544
Ping An Insurance Group Co. of China Ltd. Class H	102,000	670,113
Pingdingshan Tianan Coal Mining Co. Ltd. Class A	2,200	3,410
Poly Developments & Holdings Group Co. Ltd. Class A	11,500	24,925
Pop Mart International Group Ltd. ~	9,400	23,660
Porton Pharma Solutions Ltd. Class A	400	2,346
Postal Savings Bank of China Co. Ltd. Class A	19,300	12,809
Postal Savings Bank of China Co. Ltd. Class H ~	130,000	80,446
Power Construction Corp. of China Ltd. Class A	14,800	15,024
Proya Cosmetics Co. Ltd. Class A	80	1,925
Qinghai Salt Lake Industry Co. Ltd. Class A *	5,400	17,570
Raytron Technology Co. Ltd. Class A	312	1,666
Riyue Heavy Industry Co. Ltd. Class A	1,200	3,496
Rongsheng Petrochemical Co. Ltd. Class A	9,597	16,954
SAIC Motor Corp. Ltd. Class A	7,500	15,518
Sailun Group Co. Ltd. Class A	2,200	3,168

	Shares	Value
Sangfor Technologies, Inc. Class A	500	$8,098
Sany Heavy Equipment International Holdings Co. Ltd.	16,000	16,368
Sany Heavy Industry Co. Ltd. Class A	7,900	17,886
Satellite Chemical Co. Ltd. Class A	2,898	6,446
Sealand Securities Co. Ltd. Class A	2,400	1,148
Seazen Holdings Co. Ltd. Class A *	2,414	7,073
SF Holding Co. Ltd. Class A	4,700	38,951
SG Micro Corp. Class A	375	9,291
Shaanxi Coal Industry Co. Ltd. Class A	9,300	24,824
Shan Xi Hua Yang Group New Energy Co. Ltd. Class A	2,200	4,494
Shandong Buchang Pharmaceuticals Co. Ltd. Class A	1,200	3,613
Shandong Gold Mining Co Ltd Class A	1,000	2,748
Shandong Gold Mining Co. Ltd. Class H ~	14,250	26,332
Shandong Hualu Hengsheng Chemical Co. Ltd. Class A	1,910	9,093
Shandong Linglong Tyre Co. Ltd. Class A	1,600	4,703
Shandong Nanshan Aluminum Co. Ltd. Class A	12,800	6,003
Shandong Sun Paper Industry JSC Ltd. Class A	2,900	4,797
Shandong Weifang Rainbow Chemical Co. Ltd. Class A	200	2,503
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	40,000	65,359
Shanghai Bairun Investment Holding Group Co. Ltd. Class A	1,016	5,442
Shanghai Baosight Software Co. Ltd. Class A	1,547	9,950
Shanghai Baosight Software Co. Ltd. Class B	7,590	23,460
Shanghai Construction Group Co. Ltd. Class A	9,000	3,364
Shanghai Electric Group Co. Ltd. Class A *	13,600	7,692
Shanghai Electric Power Co. Ltd. Class A *	2,400	3,448
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	4,600	23,288
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	3,500	11,156
Shanghai Friendess Electronic Technology Corp. Ltd. Class A	96	2,995
Shanghai Fudan Microelectronics Group Co. Ltd. Class A	400	4,005
Shanghai Fudan Microelectronics Group Co. Ltd. Class H	5,000	18,845
Shanghai International Airport Co. Ltd. Class A *	1,100	9,113
Shanghai International Port Group Co. Ltd. Class A	8,200	6,294
Shanghai Jinjiang International Hotels Co. Ltd. Class A	700	5,859
Shanghai Junshi Biosciences Co. Ltd. Class A *	602	5,402
Shanghai Lingang Holdings Corp. Ltd. Class A	2,600	4,452
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	16,700	13,471
Shanghai M&G Stationery, Inc. Class A	1,000	7,890
Shanghai Medicilon, Inc. Class A	78	2,392
Shanghai Pharmaceuticals Holding Co. Ltd. Class A	2,000	5,124
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	12,600	20,918
Shanghai Pudong Development Bank Co. Ltd. Class A	27,236	28,484
Shanghai Putailai New Energy Technology Co. Ltd. Class A	1,320	9,838
Shanghai RAAS Blood Products Co. Ltd. Class A	5,300	4,831
Shanghai Rural Commercial Bank Co. Ltd. Class A	9,100	7,693
Shanghai Yuyuan Tourist Mart Group Co. Ltd. Class A	3,800	4,152
Shanxi Coking Coal Energy Group Co. Ltd. Class A	4,400	7,360
Shanxi Lu’an Environmental Energy Development Co. Ltd. Class A	3,200	7,734
Shanxi Meijin Energy Co. Ltd. Class A	4,600	5,955
Shanxi Securities Co. Ltd. Class A	3,800	2,891
Shanxi Taigang Stainless Steel Co. Ltd. Class A	6,200	3,849
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	1,140	46,585
Shenghe Resources Holding Co. Ltd. Class A	1,300	2,608
Shengyi Technology Co. Ltd. Class A	2,100	4,345
Shennan Circuits Co. Ltd. Class A	500	5,180
Shenwan Hongyuan Group Co. Ltd. Class A	21,100	12,066
Shenzhen Capchem Technology Co. Ltd. Class A	720	4,495
Shenzhen Dynanonic Co. Ltd. Class A	200	6,596
Shenzhen Energy Group Co. Ltd. Class A	4,500	4,113
Shenzhen Inovance Technology Co. Ltd. Class A	2,550	25,444
Shenzhen International Holdings Ltd.	22,118	21,650
Shenzhen Kangtai Biological Products Co. Ltd. Class A	960	4,343
Shenzhen Kedali Industry Co. Ltd. Class A	200	3,408
Shenzhen Kstar Science & Technology Co. Ltd. Class A	500	4,134
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	1,100	49,883

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	600	$4,316
Shenzhen Overseas Chinese Town Co. Ltd. Class A	9,100	6,950
Shenzhen Salubris Pharmaceuticals Co. Ltd. Class A	1,200	5,665
Shenzhen SC New Energy Technology Corp. Class A	300	4,906
Shenzhen Senior Technology Material Co. Ltd. Class A	1,198	3,655
Shenzhen Sunlord Electronics Co. Ltd. Class A	800	3,006
Shenzhen Transsion Holdings Co. Ltd. Class A	814	9,297
Shenzhen YUTO Packaging Technology Co. Ltd. Class A	800	3,804
Shenzhou International Group Holdings Ltd.	13,200	147,204
Shijiazhuang Yiling Pharmaceutical Co. Ltd. Class A	1,420	6,109
Sichuan Chuantou Energy Co. Ltd. Class A	3,600	6,338
Sichuan Hebang Biotechnology Co. Ltd. Class A	9,900	4,325
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	1,600	6,116
Sichuan New Energy Power Co. Ltd. *	1,400	3,585
Sichuan Road & Bridge Co. Ltd. Class A	3,700	5,909
Sichuan Swellfun Co. Ltd. Class A	482	5,839
Sichuan Yahua Industrial Group Co. Ltd. Class A	1,300	4,337
Sieyuan Electric Co. Ltd. Class A	700	3,840
Silergy Corp.	5,000	70,625
Sinoma Science & Technology Co. Ltd. Class A	1,800	5,534
Sinomine Resource Group Co. Ltd. Class A	420	4,019
Sinopec Shanghai Petrochemical Co. Ltd. Class A	7,000	3,134
Sinopharm Group Co. Ltd. Class H	21,600	54,672
Skshu Paint Co. Ltd. Class A *	420	6,854
Smoore International Holdings Ltd. ~	28,000	42,950
Songcheng Performance Development Co. Ltd. Class A	2,900	6,085
SooChow Securities Co. Ltd. Class A	5,410	5,074
Southwest Securities Co. Ltd. Class A	7,100	3,823
StarPower Semiconductor Ltd. Class A	200	9,461
Sungrow Power Supply Co. Ltd. Class A	1,400	22,465
Sunny Optical Technology Group Co. Ltd.	11,200	132,091
Sunwoda Electronic Co. Ltd. Class A	1,300	3,944
Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	1,800	6,397
Suzhou Maxwell Technologies Co. Ltd. Class A	160	9,456
Suzhou TA&A Ultra Clean Technology Co. Ltd. Class A	600	4,811
TAL Education Group ADR *	7,182	50,633
Tangshan Jidong Cement Co. Ltd. Class A	1,900	2,245
TBEA Co. Ltd. Class A	3,500	10,077
TCL Technology Group Corp. Class A	13,700	7,308
TCL Zhonghuan Renewable Energy Technology Co. Ltd. Class A	3,100	16,732
Tencent Holdings Ltd.	98,900	4,193,396
Tencent Music Entertainment Group ADR *	11,439	94,715
Thunder Software Technology Co. Ltd. Class A	400	5,756
Tianjin 712 Communication & Broadcasting Co. Ltd. Class A	900	4,521
Tianma Microelectronics Co. Ltd. Class A	2,700	3,359
Tianqi Lithium Corp. Class A *	1,300	14,743
Tianshan Aluminum Group Co. Ltd. Class A	3,100	3,433
Tianshui Huatian Technology Co. Ltd. Class A	3,400	4,053
Tibet Summit Resources Co. Ltd. Class A *	1,000	3,290
Tingyi Cayman Islands Holding Corp.	30,000	52,921
Titan Wind Energy Suzhou Co. Ltd. Class A	1,700	3,686
Toly Bread Co. Ltd. Class A	1,568	3,467
Tongcheng Travel Holdings Ltd. *	19,600	46,816
TongFu Microelectronics Co. Ltd. Class A *	1,600	3,786
Tongkun Group Co. Ltd. Class A	2,000	4,145
Tongling Nonferrous Metals Group Co. Ltd. Class A	10,100	4,515
Tongwei Co. Ltd. Class A	4,100	22,692
Topchoice Medical Corp. Class A *	300	6,572
Topsports International Holdings Ltd. ~	30,000	23,636
TravelSky Technology Ltd. Class H	15,000	31,525
Trina Solar Co. Ltd. Class A	2,120	19,372
Trip.com Group Ltd. ADR *	8,606	296,046

	Shares	Value
Tsingtao Brewery Co. Ltd. Class A	600	$9,257
Tsingtao Brewery Co. Ltd. Class H	10,000	98,471
Uni-President China Holdings Ltd.	20,000	19,963
Unigroup Guoxin Microelectronics Co. Ltd. Class A	839	15,867
Unisplendour Corp. Ltd. Class A	2,700	7,568
Vipshop Holdings Ltd. ADR *	6,583	89,792
Walvax Biotechnology Co. Ltd. Class A	1,400	8,068
Wanhua Chemical Group Co. Ltd. Class A	3,000	39,887
Want Want China Holdings Ltd.	76,000	50,643
Weibo Corp. ADR *	1,096	20,956
Weichai Power Co. Ltd. Class A	4,900	7,152
Weichai Power Co. Ltd. Class H	32,000	42,310
Weihai Guangwei Composites Co. Ltd. Class A	600	6,226
Wens Foodstuffs Group Co. Ltd. Class A	6,100	17,205
Western Mining Co. Ltd. Class A	2,100	3,064
Western Securities Co. Ltd. Class A	4,800	4,197
Western Superconducting Technologies Co. Ltd. Class A	502	6,834
Westone Information Industry, Inc. Class A	900	3,943
Will Semiconductor Co. Ltd. Class A	1,080	11,953
Wingtech Technology Co. Ltd. Class A	1,300	9,794
Wuchan Zhongda Group Co. Ltd. Class A	6,000	4,144
Wuhan DR Laser Technology Corp. Ltd. Class A	100	1,809
Wuhan Guide Infrared Co. Ltd. Class A	3,296	5,205
Wuliangye Yibin Co. Ltd. Class A	3,700	95,789
WUS Printed Circuit Kunshan Co. Ltd. Class A	2,000	3,420
WuXi AppTec Co. Ltd. Class A	2,100	24,344
WuXi AppTec Co. Ltd. Class H ~	5,840	61,276
Wuxi Biologics Cayman, Inc. * ~	57,500	435,500
Wuxi Shangji Automation Co. Ltd. Class A	420	6,371
XCMG Construction Machinery Co. Ltd. Class A	10,200	7,428
Xiamen C & D, Inc. Class A	3,100	6,062
Xiamen Faratronic Co. Ltd. Class A	200	4,594
Xiamen Tungsten Co. Ltd. Class A	1,600	4,487
Xiaomi Corp. Class B * ~	241,000	334,535
Xinjiang Goldwind Science & Technology Co. Ltd. Class A	7,700	12,154
Xinjiang Goldwind Science & Technology Co. Ltd. Class H	4,400	3,900
Xinjiang Zhongtai Chemical Co. Ltd. Class A	3,100	3,323
Xinyi Solar Holdings Ltd.	78,081	85,916
XPeng, Inc. Class A *	13,608	67,056
Xtep International Holdings Ltd.	21,500	23,795
Yadea Group Holdings Ltd. ~	20,000	33,300
Yangzhou Yangjie Electronic Technology Co. Ltd. Class A	500	3,778
Yankuang Energy Group Co. Ltd. Class A	1,200	5,785
Yankuang Energy Group Co. Ltd. Class H	26,000	79,083
Yantai Jereh Oilfield Services Group Co. Ltd. Class A	1,000	4,010
Yealink Network Technology Corp. Ltd. Class A	800	6,966
Yifeng Pharmacy Chain Co. Ltd. Class A	680	6,247
Yihai International Holding Ltd. *	7,000	24,622
Yihai Kerry Arawana Holdings Co. Ltd. Class A	1,300	8,130
Yintai Gold Co. Ltd. Class A	3,000	4,745
YongXing Special Materials Technology Co. Ltd. Class A	400	5,290
Yonyou Network Technology Co. Ltd. Class A	3,600	12,479
Youngor Group Co. Ltd. Class A	3,800	3,457
Youngy Co. Ltd. Class A *	300	4,207
YTO Express Group Co. Ltd. Class A	2,800	8,079
Yuan Longping High-tech Agriculture Co. Ltd. Class A *	1,500	3,465
Yuexiu Property Co. Ltd.	21,600	26,059
Yum China Holdings, Inc.	6,629	362,275
Yunda Holding Co. Ltd. Class A	2,200	4,539
Yunnan Aluminium Co. Ltd. Class A	3,800	6,056
Yunnan Baiyao Group Co. Ltd. Class A	1,660	12,962
Yunnan Botanee Bio-Technology Group Co. Ltd. Class A	300	6,422
Yunnan Energy New Material Co. Ltd. Class A	800	15,081
Yunnan Tin Co. Ltd. Class A	1,800	3,633

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Yunnan Yuntianhua Co. Ltd. Class A *	1,500	$4,523
Zai Lab Ltd. ADR *	1,406	43,164
Zangge Mining Co. Ltd. Class A	1,200	4,471
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	600	24,831
Zhaojin Mining Industry Co. Ltd. Class H *	19,500	21,556
Zhefu Holding Group Co. Ltd. Class A	5,200	2,917
Zhejiang Century Huatong Group Co. Ltd. Class A *	7,520	4,111
Zhejiang China Commodities City Group Co. Ltd. Class A	6,000	4,517
Zhejiang Chint Electrics Co. Ltd. Class A	1,900	7,552
Zhejiang Dahua Technology Co. Ltd. Class A	2,800	4,543
Zhejiang Dingli Machinery Co. Ltd. Class A	500	3,431
Zhejiang Expressway Co. Ltd. Class H	22,000	16,916
Zhejiang HangKe Technology, Inc. Co. Class A	339	2,133
Zhejiang Huahai Pharmaceutical Co. Ltd. Class A	1,600	5,040
Zhejiang Huayou Cobalt Co. Ltd. Class A	1,575	12,547
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	1,200	10,960
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. Class A	900	5,476
Zhejiang Juhua Co. Ltd. Class A	2,900	6,458
Zhejiang NHU Co. Ltd. Class A	2,804	7,557
Zhejiang Supcon Technology Co. Ltd. Class A	447	5,846
Zhejiang Supor Co. Ltd. Class A	600	4,259
Zhejiang Weiming Environment Protection Co. Ltd. Class A	1,820	4,846
Zhejiang Weixing New Building Materials Co. Ltd. Class A	1,500	4,589
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd. Class A	500	3,958
Zhejiang Yongtai Technology Co. Ltd. Class A	1,000	3,130
Zheshang Securities Co. Ltd. Class A	3,000	4,275
ZhongAn Online P&C Insurance Co. Ltd. Class H * ~	11,400	31,048
Zhongji Innolight Co. Ltd. Class A	900	3,493
Zhongsheng Group Holdings Ltd.	9,500	48,660
Zhongtai Securities Co. Ltd. Class A	6,400	5,891
Zhuzhou CRRC Times Electric Co. Ltd.	9,000	44,452
Zhuzhou CRRC Times Electric Co. Ltd. Class A	532	4,161
Zhuzhou Hongda Electronics Corp. Ltd. Class A	400	2,536
Zhuzhou Kibing Group Co. Ltd. Class A	2,900	4,738
Zibo Qixiang Tengda Chemical Co. Ltd. Class A *	3,500	3,535
Zijin Mining Group Co. Ltd. Class A	15,200	21,726
Zijin Mining Group Co. Ltd. Class H	96,000	129,023
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	7,500	5,862
ZTE Corp. Class A	3,000	11,125
ZTE Corp. Class H	13,400	29,438
ZTO Express Cayman, Inc. ADR	6,646	178,578

		31,931,661

Colombia - 0.1%

Bancolombia SA	5,097	44,278
Interconexion Electrica SA ESP	7,056	30,869

		75,147

Czech Republic - 0.1%

CEZ AS	2,516	85,726
Komercni banka AS	1,237	35,747
Moneta Money Bank AS ~	5,474	18,411

		139,884

Egypt - 0.1%

Commercial International Bank Egypt SAE	39,340	66,076
Eastern Co. SAE	15,993	9,257
Egyptian Financial Group-Hermes Holding Co. *	12,571	9,080

		84,413

Greece - 0.3%

Alpha Services and Holdings SA *	36,078	38,613
Eurobank Ergasias Services and Holdings SA *	41,553	46,803
Hellenic Telecommunications Organization SA	3,087	48,216

	Shares	Value
JUMBO SA	1,828	$31,352
Mytilineos SA	1,584	34,413
National Bank of Greece SA*	8,698	34,880
OPAP SA	3,174	44,905
Public Power Corp. SA*	3,388	23,780
Terna Energy SA	918	20,047

		323,009

Hong Kong - 0.2%

Kingboard Laminates Holdings Ltd.	15,500	16,986
Nine Dragons Paper Holdings Ltd. *	25,000	22,728
Orient Overseas International Ltd.	2,000	36,047
Sino Biopharmaceutical Ltd.	161,000	93,754
Super Hi International Holding Ltd. *	100	127
Vinda International Holdings Ltd.	6,000	17,611

		187,253

Hungary - 0.2%

MOL Hungarian Oil & Gas PLC	6,540	45,579
OTP Bank Nyrt	3,520	95,642
Richter Gedeon Nyrt	2,226	49,430

		190,651

India - 13.9%

ABB India Ltd.	825	26,745
ACC Ltd.	1,149	33,854
Adani Enterprises Ltd.	4,493	209,226
Adani Green Energy Ltd. *	5,059	117,866
Adani Ports & Special Economic Zone Ltd.	8,226	81,199
Adani Power Ltd. *	12,364	44,588
Adani Total Gas Ltd.	4,328	192,994
Adani Transmission Ltd. *	4,444	138,771
Ambuja Cements Ltd.	9,567	60,508
Apollo Hospitals Enterprise Ltd.	1,571	84,894
Asian Paints Ltd.	6,053	225,027
AU Small Finance Bank Ltd. ~	2,570	20,300
Aurobindo Pharma Ltd.	4,226	22,378
Avenue Supermarts Ltd. * ~	2,544	124,914
Axis Bank Ltd.	35,932	404,366
Bajaj Auto Ltd.	1,107	48,270
Bajaj Finance Ltd.	4,304	340,940
Bajaj Finserv Ltd.	6,090	113,669
Bajaj Holdings & Investment Ltd.	417	28,902
Balkrishna Industries Ltd.	1,239	31,855
Bandhan Bank Ltd. * ~	10,347	29,202
Berger Paints India Ltd.	3,869	27,100
Bharat Electronics Ltd.	58,355	70,411
Bharat Forge Ltd.	4,069	43,174
Bharat Petroleum Corp. Ltd.	13,680	54,533
Bharti Airtel Ltd.	35,294	343,238
Biocon Ltd.	6,754	21,344
Britannia Industries Ltd.	1,705	88,691
Cholamandalam Investment and Finance Co. Ltd.	6,514	56,810
Cipla Ltd.	7,713	100,209
Coal India Ltd.	24,516	66,695
Colgate-Palmolive India Ltd.	1,906	35,348
Container Corp. Of India Ltd.	4,402	39,249
Dabur India Ltd.	9,856	66,776
Divi’s Laboratories Ltd.	2,072	85,343
DLF Ltd.	9,524	43,064
Dr Reddy’s Laboratories Ltd.	1,852	94,718
Eicher Motors Ltd.	2,136	83,067
GAIL India Ltd.	36,784	42,715
Godrej Consumer Products Ltd. *	6,510	68,685
Godrej Properties Ltd. *	2,044	30,212
Grasim Industries Ltd.	4,200	87,184
Havells India Ltd.	3,904	51,801
HCL Technologies Ltd.	17,113	214,612
HDFC Life Insurance Co. Ltd. ~	15,193	103,782
Hero MotoCorp Ltd.	1,765	58,319

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Hindalco Industries Ltd.	21,396	$122,319
Hindustan Petroleum Corp. Ltd.	10,291	29,174
Hindustan Unilever Ltd.	13,004	401,738
Housing Development Finance Corp. Ltd.	27,264	866,748
ICICI Bank Ltd.	81,479	876,369
ICICI Lombard General Insurance Co. Ltd. ~	3,861	57,648
ICICI Prudential Life Insurance Co. Ltd. ~	5,751	31,287
Indian Hotels Co. Ltd.	13,320	51,241
Indian Oil Corp. Ltd.	44,670	41,261
Indian Railway Catering & Tourism Corp. Ltd.	3,838	29,591
Indraprastha Gas Ltd.	5,031	25,149
Indus Towers Ltd.	10,822	24,847
Info Edge India Ltd.	1,136	53,939
Infosys Ltd.	53,211	970,106
InterGlobe Aviation Ltd. * ~	1,553	37,580
ITC Ltd.	46,883	187,661
Jindal Steel & Power Ltd.	6,538	45,857
JSW Steel Ltd.	11,492	106,535
Jubilant Foodworks Ltd.	6,363	39,230
Kotak Mahindra Bank Ltd.	8,769	192,929
Larsen & Toubro Ltd.	10,867	273,135
LTIMindtree Ltd. ~	1,384	72,954
Lupin Ltd.	3,273	28,994
Mahindra & Mahindra Ltd.	13,836	208,297
Marico Ltd.	8,217	50,565
Maruti Suzuki India Ltd.	1,902	192,417
Mphasis Ltd.	1,342	31,964
MRF Ltd.	30	32,064
Muthoot Finance Ltd.	1,864	23,924
Nestle India Ltd.	538	127,267
NTPC Ltd.	61,142	122,962
Oil & Natural Gas Corp. Ltd.	39,948	71,110
Page Industries Ltd.	98	50,659
Petronet LNG Ltd.	12,077	31,412
PI Industries Ltd.	1,219	50,343
Pidilite Industries Ltd.	2,368	72,846
Power Grid Corp. of India Ltd.	49,927	128,722
Reliance Industries Ltd.	48,139	1,477,897
Samvardhana Motherson International Ltd.	32,413	29,023
SBI Cards & Payment Services Ltd.	3,749	36,000
SBI Life Insurance Co. Ltd. ~	7,182	106,596
Shree Cement Ltd.	168	47,194
Shriram Finance Ltd.	3,906	64,841
Siemens Ltd.	1,144	39,006
SRF Ltd.	2,370	65,436
State Bank of India	28,189	208,457
Sun Pharmaceutical Industries Ltd.	15,102	182,628
Tata Consultancy Services Ltd.	14,460	568,670
Tata Consumer Products Ltd.	8,841	81,823
Tata Elxsi Ltd.	550	41,742
Tata Motors Ltd. *	26,329	123,292
Tata Power Co. Ltd.	22,628	56,698
Tata Steel Ltd.	114,753	156,294
Tech Mahindra Ltd.	9,290	113,930
Titan Co. Ltd.	5,656	177,464
Torrent Pharmaceuticals Ltd.	1,594	29,800
Trent Ltd.	2,844	46,401
Tube Investments of India Ltd.	1,675	56,180
TVS Motor Co. Ltd.	3,376	44,211
UltraTech Cement Ltd.	1,586	133,085
United Spirits Ltd. *	4,695	49,738
UPL Ltd.	7,786	67,246
Varun Beverages Ltd.	3,589	57,276
Vedanta Ltd.	11,827	44,019
Wipro Ltd.	21,717	103,021
Yes Bank Ltd. *	180,249	44,843
Zomato Ltd. *	46,997	33,691

		14,404,894

	Shares	Value
Indonesia - 1.8%

Aneka Tambang Tbk	138,800	$17,663
P.T. Adaro Energy Indonesia Tbk	230,900	57,197
P.T. Astra International Tbk	321,900	117,799
P.T. Bank Central Asia Tbk	876,800	480,783
P.T. Bank Jago Tbk*	64,800	15,466
P.T. Bank Mandiri Persero Tbk	293,900	187,418
P.T. Bank Negara Indonesia Persero Tbk	119,300	70,681
P.T. Bank Rakyat Indonesia Persero Tbk	1,076,197	341,208
P.T. Barito Pacific Tbk	444,764	21,565
P.T. Charoen Pokphand Indonesia Tbk	117,200	42,542
P.T. Indah Kiat Pulp & Paper Tbk	43,500	24,374
P.T. Indofood CBP Sukses Makmur Tbk	38,200	24,530
P.T. Indofood Sukses Makmur Tbk	69,700	30,130
P.T. Kalbe Farma Tbk	335,000	44,973
P.T. Merdeka Copper Gold Tbk*	192,462	50,847
P.T. Sarana Menara Nusantara Tbk	312,500	22,091
P.T. Semen Indonesia Persero Tbk	54,733	23,114
P.T. Sumber Alfaria Trijaya Tbk	267,200	45,538
P.T. Telkom Indonesia Persero Tbk	780,300	187,906
P.T. Unilever Indonesia Tbk	120,400	36,370
P.T. United Tractors Tbk	26,600	44,589
P.T. Vale Indonesia Tbk*	40,400	18,378

		1,905,162

Kuwait - 0.9%

Agility Public Warehousing Co. KSC	22,709	53,498
Boubyan Bank KSCP	20,628	53,922
Gulf Bank KSCP	25,523	26,219
Kuwait Finance House KSCP	116,717	315,383
Mabanee Co. KPSC	10,022	27,822
Mobile Telecommunications Co.	34,560	63,687
National Bank of Kuwait SAKP	113,627	400,656

		941,187

Luxembourg - 0.0%

Reinet Investments SCA	2,218	42,733

Malaysia - 1.5%

AMMB Holdings Bhd	29,300	27,548
Axiata Group Bhd	43,800	30,763
CIMB Group Holdings Bhd	107,220	141,098
Dialog Group Bhd	58,300	32,422
DiGi.Com Bhd	47,400	43,018
Genting Bhd	34,200	34,778
Genting Malaysia Bhd	46,700	28,508
HAP Seng Consolidated Bhd	9,800	14,233
Hartalega Holdings Bhd	27,400	10,581
Hong Leong Bank Bhd	10,400	48,488
Hong Leong Financial Group Bhd	3,800	16,037
IHH Healthcare Bhd	28,200	39,795
Inari Amertron Bhd	41,200	24,414
IOI Corp. Bhd	40,200	36,995
Kuala Lumpur Kepong Bhd	6,600	33,544
Malayan Banking Bhd	75,388	148,890
Malaysia Airports Holdings Bhd*	10,800	16,098
Maxis Bhd	37,500	32,702
MISC Bhd	21,500	36,603
MR DIY Group M Bhd ~	38,250	17,365
Nestle Malaysia Bhd	1,100	34,960
Petronas Chemicals Group Bhd	38,400	75,014
Petronas Dagangan Bhd	4,900	25,585
Petronas Gas Bhd	12,600	48,970
PPB Group Bhd	10,200	40,383
Press Metal Aluminium Holdings Bhd	58,900	65,258
Public Bank Bhd	229,500	225,037
QL Resources Bhd	17,000	21,264

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
RHB Bank Bhd	24,131	$31,705
Sime Darby Bhd	42,500	22,184
Sime Darby Plantation Bhd	33,002	34,874
Telekom Malaysia Bhd	18,581	22,768
Tenaga Nasional Bhd	40,600	88,755
Top Glove Corp. Bhd	85,800	17,637

		1,568,274

Mexico - 2.3%

Alfa SAB de CV Class A	46,900	29,868
America Movil SAB de CV Series L	438,100	397,486
Arca Continental SAB de CV	7,100	57,656
Banco del Bajio SA ~	12,200	38,535
Cemex SAB de CV *	241,600	97,699
Coca-Cola Femsa SAB de CV	8,355	56,527
Fibra Uno Administracion SA de CV REIT	48,200	56,792
Fomento Economico Mexicano SAB de CV	30,700	238,885
Gruma SAB de CV Class B	3,195	42,751
Grupo Aeroportuario del Pacifico SAB de CV Class B	5,600	80,222
Grupo Aeroportuario del Sureste SAB de CV Class B	3,010	70,229
Grupo Bimbo SAB de CV	20,800	87,912
Grupo Carso SAB de CV Series A1	7,300	30,633
Grupo Financiero Banorte SAB de CV Class O	41,000	294,374
Grupo Financiero Inbursa SAB de CV Class O *	33,400	56,288
Grupo Mexico SAB de CV	49,000	172,021
Grupo Televisa SAB	37,400	34,010
Industrias Penoles SAB de CV *	2,200	27,057
Kimberly-Clark de Mexico SAB de CV Class A	24,200	41,069
Operadora De Sites Mexicanos SAB de CV Class A-1	21,300	20,954
Orbia Advance Corp. SAB de CV	16,100	28,504
Promotora y Operadora de Infraestructura SAB de CV	3,620	29,641
Southern Copper Corp.	1,347	81,345
Wal-Mart de Mexico SAB de CV	82,900	291,797

		2,362,255

Peru - 0.2%

Cia de Minas Buenaventura SAA ADR	3,481	25,933
Credicorp Ltd.	1,124	152,482

		178,415

Philippines - 0.7%

Aboitiz Equity Ventures, Inc.	27,540	28,599
ACEN Corp.	116,830	16,064
Ayala Corp.	3,960	49,568
Ayala Land, Inc.	115,400	64,060
Bank of the Philippine Islands	28,920	53,048
BDO Unibank, Inc.	37,872	72,020
Globe Telecom, Inc.	457	17,927
International Container Terminal Services, Inc.	16,440	59,003
JG Summit Holdings, Inc.	48,860	44,182
Jollibee Foods Corp.	7,140	29,496
Manila Electric Co.	3,450	18,537
Metropolitan Bank & Trust Co.	29,200	28,355
Monde Nissin Corp. ~	102,500	20,452
PLDT, Inc.	1,390	32,793
SM Investments Corp.	3,850	62,439
SM Prime Holdings, Inc.	183,000	116,756
Universal Robina Corp.	13,910	34,128

		747,427

Poland - 0.7%

Allegro.eu SA * ~	5,818	33,579
Bank Polska Kasa Opieki SA	2,951	58,706
CD Projekt SA	1,069	31,844
Cyfrowy Polsat SA	4,186	16,881
Dino Polska SA * ~	762	65,444
KGHM Polska Miedz SA	2,235	65,011
LPP SA	18	43,898

	Shares	Value
mBank SA *	233	$15,790
PGE Polska Grupa Energetyczna SA *	14,402	22,724
Polski Koncern Naftowy ORLEN SA	10,039	147,486
Powszechna Kasa Oszczednosci Bank Polski SA	13,646	94,713
Powszechny Zaklad Ubezpieczen SA	9,375	76,133
Santander Bank Polska SA	571	33,994

		706,203

Qatar - 1.0%

Barwa Real Estate Co.	30,599	24,158
Commercial Bank PSQC	51,907	71,322
Industries Qatar QSC	23,752	83,839
Masraf Al Rayan QSC	86,937	75,793
Mesaieed Petrochemical Holding Co.	67,665	39,737
Ooredoo QPSC	12,740	32,185
Qatar Electricity & Water Co. QSC	6,959	33,823
Qatar Fuel QSC	9,351	46,150
Qatar Gas Transport Co. Ltd.	39,660	39,998
Qatar International Islamic Bank QSC	15,571	44,566
Qatar Islamic Bank SAQ	26,080	132,915
Qatar National Bank QPSC	73,106	362,374

		986,860

Romania - 0.0%

NEPI Rockcastle NV	7,257	43,510

Russia - 0.0%

Alrosa PJSC * ± Ω	104,260	—
Gazprom PJSC * ± Ω	58,020	—
Gazprom PJSC ADR (OTC) * ± Ω	8,195	—
Gazprom PJSC ADR (SEAQ) * ± Ω	194,171	—
Inter RAO UES PJSC * ± Ω	1,499,500	—
LUKOIL PJSC * ± Ω	2,583	—
LUKOIL PJSC ADR (SEAQ) * ± Ω	13,502	—
Magnit PJSC GDR * ~ ± Ω	3,308	—
Magnit PJSC GDR (LI) * ~ ± Ω	10,327	—
MMC Norilsk Nickel PJSC * ± Ω	298	—
MMC Norilsk Nickel PJSC ADR * ± Ω	21,092	—
Mobile TeleSystems PJSC ADR * ± Ω	17,555	—
Moscow Exchange MICEX-RTS PJSC * ± Ω	58,150	—
Novatek PJSC GDR (LI) * ~ ± Ω	3,551	—
Novolipetsk Steel PJSC * ± Ω	4,620	—
Novolipetsk Steel PJSC GDR * ± Ω	5,477	—
Ozon Holdings PLC ADR * ± Ω	1,985	—
PhosAgro PJSC * ± Ω	34	—
PhosAgro PJSC GDR * ~ ± Ω	5,315	—
Polyus PJSC * ± Ω	241	—
Polyus PJSC ADR * ± Ω	2,028	—
Polyus PJSC GDR * ~ ± Ω	262	—
Rosneft Oil Co. PJSC * ± Ω	3,660	—
Rosneft Oil Co. PJSC GDR * ~ ± Ω	41,896	—
Sberbank of Russia PJSC * ± Ω	41,510	—
Sberbank of Russia PJSC ADR (OTC) * ± Ω	2,527	—
Sberbank of Russia PJSC ADR (SEAQ) * ± Ω	92,176	—
Severstal PAO * ± Ω	812	—
Severstal PAO GDR * ~ ± Ω	7,476	—
Surgutneftegas PJSC ADR (LI) * ± Ω	49,470	—
Tatneft PJSC * ± Ω	9,037	—
Tatneft PJSC ADR * ± Ω	7,942	—
TCS Group Holding PLC GDR * ~ ± Ω	4,555	—
United Co. RUSAL International PJSC * ± Ω	114,970	—
VK Co. Ltd. GDR * ± Ω	4,153	—
VTB Bank PJSC * ± Ω	21,000,000	1
VTB Bank PJSC GDR * ~ ± Ω	57,906	—
X5 Retail Group NV GDR * ~ ± Ω	4,746	—
Yandex NV Class A * ± Ω	11,538	—

		1

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Saudi Arabia - 4.0%

ACWA Power Co.	1,289	$52,166
Advanced Petrochemical Co.	2,020	22,971
Al Rajhi Bank *	31,024	620,425
Alinma Bank	15,613	135,194
Almarai Co. JSC	3,978	56,665
Arab National Bank	9,588	81,478
Arabian Internet & Communications Services Co.	376	24,237
Bank Al-Jazira	6,283	31,785
Bank AlBilad *	7,642	89,837
Banque Saudi Fransi	9,405	101,408
Bupa Arabia for Cooperative Insurance Co.	1,193	45,497
Dallah Healthcare Co.	569	22,503
Dar Al Arkan Real Estate Development Co. *	8,563	26,451
Dr Sulaiman Al Habib Medical Services Group Co.	1,395	81,463
Elm Co.	381	33,864
Emaar Economic City *	6,356	14,100
Etihad Etisalat Co.	6,028	55,721
Jarir Marketing Co.	935	37,315
Mobile Telecommunications Co. Saudi Arabia *	7,000	18,695
Mouwasat Medical Services Co.	779	43,640
Nahdi Medical Co.	613	27,210
National Industrialization Co. *	5,290	17,507
Rabigh Refining & Petrochemical Co. *	6,695	19,359
Riyad Bank	21,251	180,705
SABIC Agri-Nutrients Co.	3,351	130,800
Sahara International Petrochemical Co.	5,530	50,577
Saudi Arabian Mining Co. *	13,585	233,228
Saudi Arabian Oil Co. ~	38,236	328,215
Saudi Basic Industries Corp.	14,219	340,137
Saudi British Bank	14,505	149,234
Saudi Electricity Co.	13,247	81,889
Saudi Industrial Investment Group	5,889	34,786
Saudi Investment Bank	7,838	36,140
Saudi Kayan Petrochemical Co. *	11,688	42,843
Saudi National Bank	34,694	466,965
Saudi Research & Media Group *	568	27,549
Saudi Tadawul Group Holding Co.	771	37,333
Saudi Telecom Co.	23,664	230,279
Savola Group	4,138	30,352
Yanbu National Petrochemical Co.	4,023	44,752

		4,105,275

Singapore - 0.0%

BOC Aviation Ltd. ~	3,300	27,491

South Africa - 3.4%

Absa Group Ltd.	13,474	153,005
African Rainbow Minerals Ltd.	1,834	30,990
Anglo American Platinum Ltd.	847	70,688
Aspen Pharmacare Holdings Ltd.	6,032	48,242
Bid Corp. Ltd.	5,266	102,228
Bidvest Group Ltd.	4,525	57,095
Capitec Bank Holdings Ltd.	1,368	148,916
Clicks Group Ltd.	3,937	62,580
Discovery Ltd. *	8,009	57,932
Exxaro Resources Ltd.	3,863	49,526
FirstRand Ltd.	79,810	289,957
Foschini Group Ltd.	5,247	30,891
Gold Fields Ltd.	13,982	145,201
Growthpoint Properties Ltd. REIT	54,061	46,262
Harmony Gold Mining Co. Ltd.	9,010	31,477
Impala Platinum Holdings Ltd.	13,338	167,617
Kumba Iron Ore Ltd.	1,047	30,241
Mr Price Group Ltd.	4,064	37,684
MTN Group Ltd.	26,727	199,617
MultiChoice Group	5,961	41,131

	Shares	Value
Naspers Ltd. Class N	3,445	$575,679
Nedbank Group Ltd.	7,378	92,307
Northam Platinum Holdings Ltd. *	5,206	57,351
Old Mutual Ltd.	75,853	46,534
Pepkor Holdings Ltd. ~	26,116	30,741
Remgro Ltd.	8,367	65,074
Sanlam Ltd.	28,569	81,918
Sasol Ltd.	8,881	141,729
Shoprite Holdings Ltd.	8,047	106,675
Sibanye Stillwater Ltd.	44,184	117,142
SPAR Group Ltd.	3,032	20,253
Standard Bank Group Ltd.	21,142	208,601
Vodacom Group Ltd.	10,229	73,867
Woolworths Holdings Ltd.	15,227	59,309

		3,478,460

South Korea - 10.4%

Amorepacific Corp. *	472	51,658
BGF retail Co. Ltd. *	127	21,254
Celltrion Healthcare Co. Ltd.	1,444	66,731
Celltrion Pharm, Inc. *	275	14,675
Celltrion, Inc.	1,615	206,123
Cheil Worldwide, Inc. *	1,116	20,384
CJ CheilJedang Corp.	132	39,707
CJ Corp. *	235	15,698
Coway Co. Ltd. *	853	37,873
DB Insurance Co. Ltd. *	735	38,099
Doosan Bobcat, Inc.	814	22,272
Doosan Enerbility Co. Ltd. *	6,602	80,366
E-MART, Inc. *	330	25,658
Ecopro BM Co. Ltd.	780	57,061
F&F Co. Ltd. *	278	31,953
GS Holdings Corp. *	742	25,749
Hana Financial Group, Inc.	4,713	156,939
Hankook Tire & Technology Co. Ltd. *	1,197	29,558
Hanmi Pharm Co. Ltd. *	112	26,526
Hanon Systems	2,945	18,911
Hanwha Solutions Corp. *	1,833	62,677
HD Hyundai Co. Ltd.	752	34,034
HLB, Inc. *	1,877	42,352
HMM Co. Ltd. *	4,313	67,224
Hotel Shilla Co. Ltd. *	507	33,486
HYBE Co. Ltd. *	288	39,842
Hyundai Engineering & Construction Co. Ltd. *	1,250	34,558
Hyundai Glovis Co. Ltd. *	300	38,949
Hyundai Heavy Industries Co. Ltd. *	285	26,266
Hyundai Mipo Dockyard Co. Ltd. *	369	24,708
Hyundai Mobis Co. Ltd.	979	155,287
Hyundai Motor Co.	2,197	262,941
Hyundai Steel Co. *	1,373	33,465
Iljin Materials Co. Ltd. *	370	15,240
Industrial Bank of Korea*	3,880	30,155
Kakao Corp. *	4,952	210,935
Kakao Games Corp. *	576	20,583
KakaoBank Corp. *	2,233	43,442
Kangwon Land, Inc. *	1,499	27,584
KB Financial Group, Inc.	6,102	233,784
Kia Corp. *	4,143	194,930
Korea Aerospace Industries Ltd. *	1,180	47,690
Korea Electric Power Corp. *	4,019	69,404
Korea Investment Holdings Co. Ltd. *	625	26,524
Korea Shipbuilding & Offshore Engineering Co. Ltd. *	675	37,957
Korea Zinc Co. Ltd. *	143	64,086
Korean Air Lines Co. Ltd. *	2,822	51,427
Krafton, Inc. *	462	61,782
KT&G Corp. *	1,737	125,546
Kumho Petrochemical Co. Ltd. *	295	29,397
L&F Co. Ltd. *	368	50,740
LG Chem Ltd. *	782	373,428

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
LG Corp. *	1,506	$93,252
LG Display Co. Ltd. *	3,620	35,773
LG Electronics, Inc. *	1,696	116,600
LG Energy Solution Ltd. *	554	190,940
LG H&H Co. Ltd. *	149	85,760
LG Innotek Co. Ltd. *	229	46,184
LG Uplus Corp.	3,399	29,766
Lotte Chemical Corp. *	272	38,495
Lotte Shopping Co. Ltd. *	182	13,115
Meritz Fire & Marine Insurance Co. Ltd. *	521	20,627
Meritz Securities Co. Ltd. *	3,830	19,074
Mirae Asset Securities Co. Ltd. *	4,084	19,732
NAVER Corp.	2,067	293,971
NCSoft Corp. *	259	92,521
Netmarble Corp. * ~	350	16,837
NH Investment & Securities Co. Ltd. *	2,383	16,585
Orion Corp. *	379	38,584
Pan Ocean Co. Ltd. *	4,343	19,800
Pearl Abyss Corp. *	481	16,032
POSCO Chemical Co. Ltd. *	434	62,000
POSCO Holdings, Inc.	1,235	270,282
S-1 Corp. *	274	12,877
S-Oil Corp.	723	48,119
Samsung Biologics Co. Ltd. * ~	281	182,710
Samsung C&T Corp. *	1,314	118,380
Samsung Electro-Mechanics Co. Ltd. *	883	91,702
Samsung Electronics Co. Ltd.	75,574	3,317,188
Samsung Engineering Co. Ltd. *	2,520	44,581
Samsung Fire & Marine Insurance Co. Ltd. *	493	78,012
Samsung Heavy Industries Co. Ltd. *	9,916	40,188
Samsung Life Insurance Co. Ltd. *	1,275	71,598
Samsung SDI Co. Ltd. *	869	408,032
Samsung SDS Co. Ltd. *	543	52,920
Samsung Securities Co. Ltd. *	1,022	25,507
SD Biosensor, Inc.	569	13,626
Shinhan Financial Group Co. Ltd.	7,241	201,586
SK Biopharmaceuticals Co. Ltd. *	510	29,160
SK Bioscience Co. Ltd. *	378	22,134
SK Hynix, Inc.	8,628	514,781
SK IE Technology Co. Ltd. * ~	410	17,326
SK Innovation Co. Ltd. *	882	107,751
SK Square Co. Ltd. *	1,583	42,137
SK, Inc.	590	88,507
SKC Co. Ltd. *	334	23,570
Woori Financial Group, Inc.	8,692	79,404
Yuhan Corp. *	854	38,625

		10,763,969

Taiwan - 13.1%

Accton Technology Corp.	8,000	60,750
Acer, Inc.	46,000	35,123
Advantech Co. Ltd.	7,000	74,952
ASE Technology Holding Co. Ltd.	52,000	157,996
Asia Cement Corp.	36,000	47,952
Asustek Computer, Inc.	11,000	95,889
AUO Corp. *	105,400	51,203
Catcher Technology Co. Ltd.	10,000	54,919
Cathay Financial Holding Co. Ltd.	135,202	175,553
Chailease Holding Co. Ltd.	22,155	156,086
Chang Hwa Commercial Bank Ltd.	73,336	40,861
Cheng Shin Rubber Industry Co. Ltd.	28,000	30,817
China Airlines Ltd.	45,000	27,712
China Development Financial Holding Corp.	244,214	99,940
China Steel Corp.	187,000	181,201
Chunghwa Telecom Co. Ltd.	60,000	220,657
Compal Electronics, Inc.	66,000	49,435
CTBC Financial Holding Co. Ltd.	279,000	200,206
Delta Electronics, Inc.	31,000	287,370
E Ink Holdings, Inc.	13,000	68,077

	Shares	Value
E.Sun Financial Holding Co. Ltd.	203,663	$159,032
Eclat Textile Co. Ltd.	3,000	48,159
eMemory Technology, Inc.	1,000	43,184
Eva Airways Corp.	41,000	37,389
Evergreen Marine Corp. Taiwan Ltd. *	16,000	84,563
Far Eastern New Century Corp.	51,000	52,851
Far EasTone Telecommunications Co. Ltd.	25,000	53,625
Feng TAY Enterprise Co. Ltd.	7,000	46,897
First Financial Holding Co. Ltd.	167,954	144,662
Formosa Chemicals & Fibre Corp.	56,000	128,258
Formosa Petrochemical Corp.	18,000	46,986
Formosa Plastics Corp.	65,000	183,301
Fubon Financial Holding Co. Ltd.	118,270	216,319
Giant Manufacturing Co. Ltd.	5,181	33,708
Globalwafers Co. Ltd. *	3,000	41,570
Hon Hai Precision Industry Co. Ltd.	198,000	641,764
Hotai Motor Co. Ltd.	5,000	95,435
Hua Nan Financial Holdings Co. Ltd.	139,316	101,653
Innolux Corp. *	142,990	51,396
Inventec Corp.	40,000	34,138
Largan Precision Co. Ltd.	2,000	132,199
Lite-On Technology Corp.	32,000	66,133
MediaTek, Inc.	24,000	485,254
Mega Financial Holding Co. Ltd.	177,250	174,614
Micro-Star International Co. Ltd.	10,000	38,780
momo.com, Inc.	1,200	24,972
Nan Ya Plastics Corp.	75,000	172,966
Nan Ya Printed Circuit Board Corp.	3,000	22,045
Nanya Technology Corp.	20,000	33,213
Nien Made Enterprise Co. Ltd.	3,000	28,667
Novatek Microelectronics Corp.	9,000	92,004
Pegatron Corp.	32,000	66,026
PharmaEssentia Corp. *	3,000	46,492
Pou Chen Corp.	35,000	38,902
Powerchip Semiconductor Manufacturing Corp.	46,000	47,455
President Chain Store Corp.	9,000	79,575
Quanta Computer, Inc.	43,000	100,841
Realtek Semiconductor Corp.	7,000	63,658
Ruentex Development Co. Ltd.	27,000	37,984
Shanghai Commercial & Savings Bank Ltd.	65,178	93,364
Shin Kong Financial Holding Co. Ltd.	204,344	58,249
SinoPac Financial Holdings Co. Ltd.	163,590	88,985
Synnex Technology International Corp.	21,000	40,349
Taishin Financial Holding Co. Ltd.	169,148	82,966
Taiwan Business Bank	97,000	40,772
Taiwan Cement Corp.	96,493	105,483
Taiwan Cooperative Financial Holding Co. Ltd.	156,016	131,822
Taiwan High Speed Rail Corp.	32,000	29,893
Taiwan Mobile Co. Ltd.	27,000	83,139
Taiwan Semiconductor Manufacturing Co. Ltd.	390,000	5,664,149
Uni-President Enterprises Corp.	76,000	164,503
Unimicron Technology Corp.	20,000	77,644
United Microelectronics Corp. *	187,000	245,696
Vanguard International Semiconductor Corp.	14,000	35,163
Voltronic Power Technology Corp.	1,000	50,172
Walsin Lihwa Corp.	39,727	60,956
Wan Hai Lines Ltd.	11,500	29,889
Win Semiconductors Corp.	5,000	22,162
Winbond Electronics Corp.	47,000	29,847
Wiwynn Corp.	1,000	25,865
WPG Holdings Ltd.	25,000	39,039
Yageo Corp. *	5,571	81,195
Yang Ming Marine Transport Corp.	28,000	59,479
Yuanta Financial Holding Co. Ltd.	158,620	111,784
Zhen Ding Technology Holding Ltd.	10,000	34,016

		13,599,950

Thailand - 2.1%

Advanced Info Service PCL	3,400	19,121
Advanced Info Service PCL NVDR	15,400	86,608

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Airports of Thailand PCL*	31,600	$68,397
Airports of Thailand PCL NVDR *	34,600	74,891
Asset World Corp. PCL NVDR	130,600	23,706
B Grimm Power PCL	5,900	6,778
B Grimm Power PCL NVDR	5,300	6,089
Bangkok Dusit Medical Services PCL NVDR	163,500	136,728
Bangkok Expressway & Metro PCL	14,600	4,129
Bangkok Expressway & Metro PCL NVDR	102,200	28,902
Berli Jucker PCL NVDR	19,600	19,950
BTS Group Holdings PCL NVDR	122,700	29,762
Bumrungrad Hospital PCL NVDR	9,400	57,506
Carabao Group PCL NVDR	4,900	13,689
Central Pattana PCL NVDR	32,000	65,507
Central Retail Corp. PCL NVDR	28,000	37,380
Charoen Pokphand Foods PCL NVDR	61,100	43,684
CP ALL PCL NVDR	92,600	182,414
Delta Electronics Thailand PCL	1,100	26,320
Delta Electronics Thailand PCL NVDR	3,900	93,315
Electricity Generating PCL NVDR	3,900	19,414
Energy Absolute PCL	2,500	6,987
Energy Absolute PCL NVDR	24,100	67,354
Global Power Synergy PCL NVDR	11,200	23,609
Gulf Energy Development PCL NVDR	46,800	74,609
Home Product Center PCL	30,300	13,546
Home Product Center PCL NVDR	67,700	30,267
Indorama Ventures PCL NVDR	26,000	30,527
Intouch Holdings PCL NVDR	17,600	39,260
JMT Network Services PCL NVDR	10,700	21,288
Kasikornbank PCL NVDR	9,500	40,387
Krung Thai Bank PCL NVDR	55,100	28,119
Krungthai Card PCL NVDR	14,500	24,659
Land & Houses PCL	2,800	800
Land & Houses PCL NVDR	130,100	37,187
Minor International PCL NVDR *	48,790	45,394
Muangthai Capital PCL	4,900	5,368
Muangthai Capital PCL NVDR	6,200	6,792
Osotspa PCL NVDR	22,500	18,335
PTT Exploration & Production PCL NVDR	22,000	112,038
PTT Global Chemical PCL	8,100	11,029
PTT Global Chemical PCL NVDR	28,200	38,397
PTT Oil & Retail Business PCL NVDR	46,500	31,924
PTT PCL	62,600	60,680
PTT PCL NVDR	94,600	90,777
Ratch Group PCL NVDR	17,900	22,114
SCB X PCL	4,250	13,110
SCB X PCL NVDR	9,100	28,072
SCG Packaging PCL NVDR	20,000	32,892
Siam Cement PCL	3,400	33,553
Siam Cement PCL NVDR	8,900	87,829
Srisawad Corp. PCL NVDR	10,300	14,467
Thai Oil PCL	4,014	6,506
Thai Oil PCL NVDR	14,783	23,962
Thai Union Group PCL	25,000	12,195
Thai Union Group PCL NVDR	22,000	10,732
True Corp. PCL NVDR	188,400	26,314

		2,215,369

Turkey - 0.7%

Akbank T.A.S.	49,767	52,023
Aselsan Elektronik Sanayi Ve Ticaret AS	11,018	36,578
BIM Birlesik Magazalar AS	7,321	53,501
Eregli Demir ve Celik Fabrikalari TAS	22,233	48,854
Ford Otomotiv Sanayi AS	1,147	32,131
Haci Omer Sabanci Holding AS	15,396	37,164
Hektas Ticaret TAS *	17,886	35,933
KOC Holding AS	12,152	54,518

	Shares	Value
Sasa Polyester Sanayi AS *	7,051	$41,471
Turk Hava Yollari AO *	8,758	65,973
Turkcell Iletisim Hizmetleri AS	19,498	39,314
Turkiye Is Bankasi AS Class C	55,983	38,321
Turkiye Petrol Rafinerileri AS *	1,992	56,455
Turkiye Sise ve Cam Fabrikalari AS	22,114	50,572
Yapi ve Kredi Bankasi AS	45,968	29,161

		671,969

United Arab Emirates - 1.3%

Abu Dhabi Commercial Bank PJSC	44,306	108,431
Abu Dhabi Islamic Bank PJSC	22,473	55,673
Abu Dhabi National Oil Co. for Distribution PJSC	49,666	59,544
Aldar Properties PJSC	59,873	71,942
Dubai Islamic Bank PJSC	45,484	70,596
Emaar Properties PJSC	63,269	100,657
Emirates NBD Bank PJSC	30,208	106,397
Emirates Telecommunications Group Co. PJSC	54,962	341,140
First Abu Dhabi Bank PJSC	69,935	324,942
Multiply Group PJSC *	53,136	66,970
Q Holding PJSC *	32,187	35,054

		1,341,346

United Kingdom - 0.0%

Pepco Group NV * ~	2,224	20,085

United States - 0.1%

JBS SA	12,400	51,810
Legend Biotech Corp. ADR *	777	38,788
Parade Technologies Ltd.	1,000	25,057

		115,655

Total Common Stocks (Cost $129,745,095)		97,575,120

	Principal Amount
SHORT-TERM INVESTMENTS - 3.3%

Repurchase Agreement - 3.2%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $3,312,694; collateralized by U.S. Treasury Notes: 1.250% due 03/31/28 and value $3,377,549)	$3,311,241	3,311,241

U.S. Treasury Bills - 0.1%

3.542% due 01/26/23 ‡	100,000	99,753

Total Short-Term Investments (Cost $3,411,157)		3,410,994

TOTAL INVESTMENTS - 99.6% (Cost $135,750,276)		103,107,540

DERIVATIVES - (0.1%)		(68,853)

OTHER ASSETS & LIABILITIES, NET - 0.5%		471,767

NET ASSETS - 100.0%		$103,510,454

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Financial	23.3%
Communications	16.1%
Technology	15.0%
Consumer, Non-Cyclical	10.2%
Consumer, Cyclical	8.7%
Basic Materials	7.5%
Industrial	7.0%
Energy	5.4%
Short-Term Investments	3.3%
Others (each less than 3.0%)	3.1%

	99.6%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	0.5%

	100.0%

(b)	As of December 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

China	30.9%
India	13.9%
Taiwan	13.1%
South Korea	11.0%
Brazil	5.0%
Saudi Arabia	4.0%
United States (Includes Short-Term Investments)	3.4%
South Africa	3.4%
Others (each less than 3.0%)	14.9%

	99.6%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	0.5%

	100.0%

(c)

Investments with a total aggregate value of $1 or less than 0.1% of the Fund’s net assets were valued by the Trustee Valuation Committee or determined by a valuation committee established under the Valuation Policy and then subsequently submitted for approval or ratification to either the Trustee Valuation Committee or the Board of Trustees.

(d)	As of December 31, 2022, an investment with a value of $99,752 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(e)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI Emerging Markets Index	03/23	87	$4,242,243	$4,173,390	($68,853)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD EMERGING MARKETS INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(f)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Rights
	Brazil	$102	$102	$ —	$—
	South Korea	1,516	—	1,516	—

	Total Rights	1,618	102	1,516	—

	Warrants	326	—	326	—
	Preferred Stocks	2,119,482	—	2,119,482	—
	Common Stocks
	Australia	129,784	—	129,784	—
	Brazil	3,907,333	139,259	3,768,074	—
	Chile	379,495	321,758	57,737	—
	China	31,931,661	2,537,724	29,393,937	—
	Colombia	75,147	—	75,147	—
	Czech Republic	139,884	85,726	54,158	—
	Egypt	84,413	—	84,413	—
	Greece	323,009	—	323,009	—
	Hong Kong	187,253	127	187,126	—
	Hungary	190,651	—	190,651	—
	India	14,404,894	—	14,404,894	—
	Indonesia	1,905,162	—	1,905,162	—
	Kuwait	941,187	—	941,187	—
	Luxembourg	42,733	42,733	—	—
	Malaysia	1,568,274	171,162	1,397,112	—
	Mexico	2,362,255	2,362,255	—	—
	Peru	178,415	178,415	—	—
	Philippines	747,427	—	747,427	—
	Poland	706,203	—	706,203	—
	Qatar	986,860	198,923	787,937	—
	Romania	43,510	—	43,510	—
	Russia	1	—	—	1
	Saudi Arabia	4,105,275	73,950	4,031,325	—
	Singapore	27,491	—	27,491	—
	South Africa	3,478,460	665,733	2,812,727	—
	South Korea	10,763,969	24,708	10,739,261	—
	Taiwan	13,599,950	—	13,599,950	—
	Thailand	2,215,369	—	2,215,369	—
	Turkey	671,969	93,494	578,475	—
	United Arab Emirates	1,341,346	—	1,341,346	—
	United Kingdom	20,085	—	20,085	—
	United States	115,655	38,788	76,867	—

	Total Common Stocks	97,575,120	6,934,755	90,640,364	1

	Short-Term Investments	3,410,994	—	3,410,994	—

	Total Assets	103,107,540	6,934,857	96,172,682	1

Liabilities	Derivatives:
	Futures	(68,853)	(68,853)	—	—

	Total Liabilities	(68,853)	(68,853)	—	—

	Total	$103,038,687	$6,866,004	$96,172,682	$1

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments

December 31, 2022

	Shares	Value
PREFERRED STOCKS - 0.5%

Germany - 0.5%

Bayerische Motoren Werke AG	2,946	$248,617
Dr Ing hc F Porsche AG *	5,619	567,033
Henkel AG & Co. KGaA	8,902	617,022
Porsche Automobil Holding SE	7,564	412,509
Sartorius AG	1,195	471,876
Volkswagen AG	9,198	1,141,008

		3,458,065

Total Preferred Stocks (Cost $4,711,238)		3,458,065

COMMON STOCKS - 98.3%

Australia - 7.1%

ANZ Group Holdings Ltd.	147,477	2,375,694
BHP Group Ltd.	249,865	7,740,053
Coles Group Ltd.	65,876	746,746
Commonwealth Bank of Australia	83,919	5,828,579
Flutter Entertainment PLC *	8,242	1,129,411
Fortescue Metals Group Ltd.	83,534	1,167,568
Glencore PLC *	481,844	3,213,246
Goodman Group REIT	83,518	982,201
Macquarie Group Ltd.	18,120	2,045,539
National Australia Bank Ltd.	156,181	3,171,038
Newcrest Mining Ltd.	44,065	617,893
Ramsay Health Care Ltd.	9,100	399,591
Rio Tinto Ltd.	18,311	1,445,207
Rio Tinto PLC	55,465	3,903,848
Santos Ltd.	157,269	773,480
Telstra Group Ltd.	199,268	538,908
Transurban Group >>	151,689	1,334,537
Wesfarmers Ltd.	55,947	1,744,835
Westpac Banking Corp.	172,678	2,733,753
Woodside Energy Group Ltd.	93,655	2,268,155
Woolworths Group Ltd.	59,872	1,367,202

		45,527,484

Austria - 0.1%

Verbund AG	3,362	282,609

Belgium - 0.7%

Anheuser-Busch InBev SA/NV	42,849	2,580,836
Groupe Bruxelles Lambert NV	4,910	392,396
KBC Group NV	12,343	794,707
UCB SA	6,243	491,907

		4,259,846

Brazil - 0.1%

Wheaton Precious Metals Corp.	22,285	870,662

Canada - 10.8%

Agnico Eagle Mines Ltd.	22,522	1,170,346
Alimentation Couche-Tard, Inc.	40,332	1,772,344
Bank of Montreal	33,130	3,001,275
Bank of Nova Scotia	59,024	2,891,914
Barrick Gold Corp.	13,874	232,898
Barrick Gold Corp. (TSE)	73,505	1,260,008
BCE, Inc.	3,583	157,424
Brookfield Corp.	69,370	2,181,517
Canadian Imperial Bank of Commerce	44,641	1,805,752
Canadian National Railway Co.	28,982	3,442,736
Canadian Natural Resources Ltd. (TSE)	55,317	3,071,850
Canadian Pacific Railway Ltd.	45,872	3,420,073
Cenovus Energy, Inc.	68,438	1,327,818
CGI, Inc. *	10,467	902,218

	Shares	Value
Constellation Software, Inc.	993	$1,550,341
Enbridge, Inc.	99,872	3,903,417
Fairfax Financial Holdings Ltd.	1,130	669,379
Fortis, Inc.	23,625	945,349
Franco-Nevada Corp.	9,470	1,290,899
George Weston Ltd.	3,527	437,593
Great-West Lifeco, Inc.	13,818	319,426
Hydro One Ltd. ~	16,155	432,749
Imperial Oil Ltd.	10,997	535,637
Intact Financial Corp.	8,656	1,246,042
Loblaw Cos. Ltd.	8,078	714,253
Magna International, Inc.	13,555	761,443
Manulife Financial Corp.	94,101	1,678,389
National Bank of Canada	16,599	1,118,410
Nutrien Ltd.	26,586	1,940,935
Pembina Pipeline Corp.	27,371	929,078
Power Corp. of Canada	27,292	641,987
Restaurant Brands International, Inc.	14,334	927,052
Rogers Communications, Inc. Class B (TSE)	17,484	818,287
Royal Bank of Canada	68,640	6,453,377
Shaw Communications, Inc. Class B (TSE)	23,525	677,777
Shopify, Inc. Class A *	58,532	2,032,193
Sun Life Financial, Inc.	28,914	1,342,131
Suncor Energy, Inc.	67,338	2,136,017
TC Energy Corp.	49,921	1,990,204
TELUS Corp.	23,125	446,275
Thomson Reuters Corp.	8,336	950,944
Toronto-Dominion Bank	89,715	5,808,947

		69,336,704

China - 0.6%

BOC Hong Kong Holdings Ltd.	182,500	619,550
Budweiser Brewing Co. APAC Ltd. ~	84,800	265,085
Prosus NV*	40,920	2,825,255
Wilmar International Ltd.	94,900	295,649

		4,005,539

Denmark - 2.9%

AP Moller - Maersk AS Class A	152	334,987
AP Moller - Maersk AS Class B	249	557,412
Carlsberg AS Class B	4,802	636,971
Coloplast AS Class B	5,858	686,280
DSV AS	9,234	1,460,238
Genmab AS *	3,246	1,372,392
Novo Nordisk AS Class B	81,654	11,089,884
Orsted AS ~	9,337	844,117
Vestas Wind Systems AS	49,816	1,453,165

		18,435,446

Finland - 1.0%

Fortum OYJ	21,914	364,957
Kone OYJ Class B	16,767	868,057
Neste OYJ	20,872	962,553
Nokia OYJ (OMXH)	266,950	1,240,169
Nordea Bank Abp	165,818	1,776,234
Sampo OYJ Class A	23,646	1,235,018

		6,446,988

France - 10.2%

Air Liquide SA	25,811	3,663,492
Airbus SE	29,159	3,467,075
AXA SA	92,198	2,568,222
BNP Paribas SA	54,806	3,120,606
Capgemini SE	8,081	1,350,949
Cie de Saint-Gobain	24,380	1,192,689
Cie Generale des Etablissements Michelin SCA	33,476	932,550
Credit Agricole SA	59,756	628,593
Danone SA	31,667	1,669,030
Dassault Systemes SE	32,901	1,183,108
Electricite de France SA	28,557	366,625
Engie SA	90,071	1,288,562

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments(Continued)

December 31, 2022

	Shares	Value
EssilorLuxottica SA	14,341	$2,594,760
Hermes International	1,562	2,417,744
Kering SA	3,695	1,880,487
L’Oreal SA	11,915	4,266,732
LVMH Moet Hennessy Louis Vuitton SE	13,653	9,935,184
Orange SA	98,400	976,336
Pernod Ricard SA	10,182	2,003,028
Safran SA	16,860	2,111,779
Sanofi	56,267	5,425,632
Sartorius Stedim Biotech	1,359	441,631
Societe Generale SA	39,879	1,000,310
Thales SA	5,263	672,447
TotalEnergies SE	122,739	7,704,712
Vinci SA	26,519	2,643,596

		65,505,879

Germany - 7.0%

adidas AG	8,531	1,156,175
Allianz SE	20,143	4,301,691
BASF SE	45,319	2,231,444
Bayer AG	48,461	2,494,290
Bayerische Motoren Werke AG	16,315	1,444,448
Beiersdorf AG	4,966	567,473
Daimler Truck Holding AG *	22,320	686,155
Deutsche Bank AG	102,004	1,146,684
Deutsche Boerse AG	9,370	1,613,421
Deutsche Post AG	48,905	1,830,349
Deutsche Telekom AG	159,842	3,180,308
E.ON SE	110,772	1,101,295
Fresenius SE & Co. KGaA	20,840	582,100
Hannover Rueck SE	2,970	586,004
Henkel AG & Co. KGaA	4,989	320,616
Infineon Technologies AG	64,420	1,957,845
Mercedes-Benz Group AG	39,583	2,588,525
Merck KGaA	6,377	1,230,380
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	6,909	2,234,856
RWE AG	31,689	1,400,897
SAP SE	51,507	5,317,618
Siemens AG	37,737	5,202,091
Siemens Healthineers AG ~	13,909	693,803
Volkswagen AG	1,426	223,705
Vonovia SE	35,373	833,261

		44,925,434

Hong Kong - 2.6%

AIA Group Ltd.	588,800	6,502,343
CK Asset Holdings Ltd.	98,562	604,498
CLP Holdings Ltd.	81,000	590,131
Hang Seng Bank Ltd.	37,700	625,309
Henderson Land Development Co. Ltd.	71,000	247,165
Hong Kong & China Gas Co. Ltd.	553,150	524,612
Hong Kong Exchanges & Clearing Ltd.	59,400	2,552,432
Jardine Matheson Holdings Ltd.	7,800	396,792
Link REIT	107,608	787,404
MTR Corp. Ltd.	76,500	404,597
Prudential PLC	135,641	1,849,504
Sun Hung Kai Properties Ltd.	71,500	976,644
Techtronic Industries Co. Ltd.	68,000	755,265

		16,816,696

Ireland - 0.3%

CRH PLC	37,258	1,481,756
Kerry Group PLC Class A	7,860	709,995

		2,191,751

Israel - 0.2%

Check Point Software Technologies Ltd. *	4,951	624,618
ICL Group Ltd.	34,953	252,551
Nice Ltd. *	3,136	603,298

		1,480,467

	Shares	Value
Italy - 1.6%

Assicurazioni Generali SpA	54,798	$974,445
Enel SpA	401,378	2,158,668
Eni SpA	123,359	1,754,098
Ferrari NV	6,216	1,332,949
Intesa Sanpaolo SpA	824,361	1,826,296
Snam SpA	99,265	481,320
UniCredit SpA	94,806	1,345,254

		9,873,030

Japan - 17.9%

Aeon Co. Ltd.	32,200	679,918
Ajinomoto Co., Inc.	22,500	687,675
Asahi Group Holdings Ltd.	22,500	700,371
Astellas Pharma, Inc.	90,500	1,376,109
Bandai Namco Holdings, Inc.	9,800	614,258
Bridgestone Corp.	28,200	998,480
Canon, Inc.	49,300	1,067,052
Central Japan Railway Co.	7,100	871,735
Chugai Pharmaceutical Co. Ltd.	33,100	844,273
Dai-ichi Life Holdings, Inc.	48,300	1,090,777
Daiichi Sankyo Co. Ltd.	86,400	2,780,930
Daikin Industries Ltd.	12,300	1,866,076
Daiwa House Industry Co. Ltd.	29,600	681,873
Denso Corp.	21,400	1,049,452
East Japan Railway Co.	14,900	848,673
Eisai Co. Ltd.	12,400	817,805
FANUC Corp.	9,500	1,421,642
Fast Retailing Co. Ltd.	2,900	1,764,747
FUJIFILM Holdings Corp.	17,800	890,026
Fujitsu Ltd.	9,700	1,293,180
Hitachi Ltd.	47,800	2,405,118
Honda Motor Co. Ltd.	80,400	1,833,844
Hoya Corp.	17,800	1,704,857
ITOCHU Corp.	58,600	1,838,443
Japan Post Bank Co. Ltd.	20,500	175,745
Japan Post Holdings Co. Ltd.	117,200	986,116
Japan Tobacco, Inc.	59,200	1,193,485
Kao Corp.	23,400	928,990
KDDI Corp.	79,500	2,410,987
Keyence Corp.	9,600	3,727,147
Kirin Holdings Co. Ltd.	40,600	618,802
Komatsu Ltd.	45,600	985,604
Kubota Corp.	50,300	687,170
Kyocera Corp.	15,800	784,259
M3, Inc.	21,800	592,160
Marubeni Corp.	76,300	874,089
Mitsubishi Corp.	62,300	2,022,555
Mitsubishi Electric Corp.	95,300	944,322
Mitsubishi Estate Co. Ltd.	58,300	755,194
Mitsubishi UFJ Financial Group, Inc.	589,600	3,958,228
Mitsui & Co. Ltd.	70,700	2,059,187
Mitsui Fudosan Co. Ltd.	44,700	816,981
Mizuho Financial Group, Inc.	118,900	1,675,098
MS&AD Insurance Group Holdings, Inc.	22,000	703,336
Murata Manufacturing Co. Ltd.	28,300	1,395,619
Nexon Co. Ltd.	23,500	527,591
Nidec Corp.	22,100	1,137,247
Nintendo Co. Ltd.	54,400	2,287,334
Nippon Paint Holdings Co. Ltd.	40,900	321,232
Nippon Telegraph & Telephone Corp.	58,900	1,679,740
Nissan Motor Co. Ltd.	114,700	358,945
Nomura Holdings, Inc.	143,800	532,847
Nomura Research Institute Ltd.	19,600	465,969
NTT Data Corp.	31,100	453,212
Obic Co. Ltd.	3,400	499,151
Olympus Corp.	60,300	1,063,546
Omron Corp.	9,200	444,616
Oriental Land Co. Ltd.	9,900	1,440,689
ORIX Corp.	59,000	944,393

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value
Otsuka Holdings Co. Ltd.	19,200	$626,165
Panasonic Holdings Corp.	109,000	912,223
Recruit Holdings Co. Ltd.	71,100	2,225,570
Renesas Electronics Corp. *	57,800	510,851
Secom Co. Ltd.	10,300	587,696
Sekisui House Ltd.	30,300	537,190
Seven & i Holdings Co. Ltd.	37,200	1,594,256
Shimano, Inc.	3,600	568,868
Shin-Etsu Chemical Co. Ltd.	18,500	2,259,075
Shionogi & Co. Ltd.	13,100	653,600
Shiseido Co. Ltd.	19,700	965,570
SMC Corp.	2,800	1,169,150
SoftBank Corp.	141,500	1,600,883
SoftBank Group Corp.	59,500	2,516,429
Sompo Holdings, Inc.	15,400	681,344
Sony Group Corp.	62,200	4,740,982
Sumitomo Corp.	55,600	924,244
Sumitomo Mitsui Financial Group, Inc.	64,400	2,590,967
Sumitomo Realty & Development Co. Ltd.	15,300	360,589
Suzuki Motor Corp.	18,200	582,897
Sysmex Corp.	8,300	501,076
Takeda Pharmaceutical Co. Ltd.	74,100	2,315,378
Terumo Corp.	31,800	901,548
Tokio Marine Holdings, Inc.	90,600	1,935,432
Tokyo Electron Ltd.	7,400	2,174,332
Toshiba Corp.	19,200	667,186
Toyota Industries Corp.	7,200	391,145
Toyota Motor Corp.	523,000	7,135,050
Toyota Tsusho Corp.	10,500	386,236
Unicharm Corp.	19,900	761,896
Z Holdings Corp.	131,800	329,173

		114,685,901

Luxembourg - 0.1%

ArcelorMittal SA	25,995	685,804

Macau - 0.2%

Galaxy Entertainment Group Ltd.	108,000	710,062
Sands China Ltd. *	118,800	389,691

		1,099,753

Netherlands - 5.2%

Adyen NV * ~	1,070	1,485,426
Akzo Nobel NV	8,965	601,574
Argenx SE*	2,717	1,019,978
ASML Holding NV	20,050	10,932,295
Heineken Holding NV	4,971	383,912
Heineken NV	12,785	1,204,247
ING Groep NV	185,841	2,263,757
Koninklijke Ahold Delhaize NV	51,574	1,482,818
Koninklijke DSM NV	8,625	1,059,103
Koninklijke Philips NV	43,904	660,633
Shell PLC	358,324	10,101,446
Universal Music Group NV	35,793	865,570
Wolters Kluwer NV	12,944	1,354,398

		33,415,157

Norway - 0.5%

Aker BP ASA	15,539	482,997
DNB Bank ASA	45,909	906,708
Equinor ASA	46,992	1,688,904
Telenor ASA	34,601	323,276

		3,401,885

Portugal - 0.1%

EDP - Energias de Portugal SA	136,942	682,629

Singapore - 1.3%

DBS Group Holdings Ltd.	89,354	2,261,693
Grab Holdings Ltd. Class A *	63,497	204,460
Oversea-Chinese Banking Corp. Ltd.	166,957	1,518,647

	Shares	Value
Sea Ltd. ADR *	17,832	$927,799
Singapore Telecommunications Ltd.	407,700	781,680
STMicroelectronics NV	33,721	1,198,310
United Overseas Bank Ltd.	58,200	1,333,120

		8,225,709

South Africa - 0.4%

Anglo American PLC	62,682	2,454,619

Spain - 2.3%

Aena SME SA * ~	3,689	462,447
Amadeus IT Group SA*	22,228	1,153,138
Banco Bilbao Vizcaya Argentaria SA	299,223	1,802,299
Banco Santander SA	828,579	2,477,544
CaixaBank SA (SIBE)	218,654	857,296
Cellnex Telecom SA ~	26,832	890,050
EDP Renovaveis SA	14,238	313,742
Endesa SA	15,678	295,476
Ferrovial SA	24,052	629,747
Iberdrola SA	298,084	3,479,680
Industria de Diseno Textil SA	53,805	1,429,116
Naturgy Energy Group SA	7,177	186,523
Telefonica SA	256,716	929,339

		14,906,397

Sweden - 2.4%

Assa Abloy AB Class B	49,425	1,063,095
Atlas Copco AB Class A	132,515	1,570,090
Atlas Copco AB Class B	76,971	821,254
EQT AB	14,735	313,049
Essity AB Class B	30,027	786,322
Evolution AB ~	9,021	878,685
H & M Hennes & Mauritz AB Class B	36,086	388,878
Hexagon AB Class B	96,003	1,006,599
Investor AB Class A	24,600	457,675
Investor AB Class B	89,904	1,627,348
Sandvik AB	52,607	950,692
Skandinaviska Enskilda Banken AB Class A	79,715	917,749
Svenska Handelsbanken AB Class A	71,953	724,422
Swedbank AB Class A	44,675	759,880
Telefonaktiebolaget LM Ericsson Class B	143,985	843,667
Telia Co. AB	131,208	335,272
Volvo AB Class A	9,990	189,673
Volvo AB Class B	74,269	1,341,565
Volvo Car AB Class B *	29,142	132,696

		15,108,611

Switzerland - 5.4%

ABB Ltd.	77,564	2,363,957
Alcon, Inc.	24,654	1,691,732
Chocoladefabriken Lindt & Spruengli AG	59	1,064,679
Cie Financiere Richemont SA Class A	25,753	3,339,132
Credit Suisse Group AG	172,118	513,850
Givaudan SA	456	1,396,685
Kuehne + Nagel International AG	2,683	623,751
Lonza Group AG	3,676	1,804,458
Novartis AG	106,712	9,657,161
Partners Group Holding AG	1,121	992,627
Schindler Holding AG	3,173	587,608
SGS SA	315	733,742
Sika AG	7,209	1,733,067
Sonova Holding AG	2,650	629,371
Swisscom AG	1,280	701,198
UBS Group AG (XVTX)	165,234	3,071,075
Zurich Insurance Group AG	7,423	3,548,767

		34,452,860

United Arab Emirates - 0.0%

NMC Health PLC *	4,009	8

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

	Shares	Value

United Kingdom - 10.3%

Ashtead Group PLC	21,743	$1,235,106
Associated British Foods PLC	17,587	333,428
AstraZeneca PLC	76,428	10,342,187
Aviva PLC	138,223	733,224
BAE Systems PLC	154,379	1,594,488
Barclays PLC	793,393	1,509,677
BP PLC	928,167	5,355,469
British American Tobacco PLC	105,424	4,170,379
BT Group PLC	341,775	461,490
CK Hutchison Holdings Ltd.	132,500	793,787
Coca-Cola Europacific Partners PLC	10,137	560,779
Compass Group PLC	87,097	2,011,246
Diageo PLC	112,304	4,915,754
Experian PLC	45,394	1,537,419
HSBC Holdings PLC	984,979	6,104,441
Imperial Brands PLC	44,503	1,108,619
Legal & General Group PLC	294,750	883,699
Lloyds Banking Group PLC	3,365,209	1,836,438
London Stock Exchange Group PLC	16,235	1,394,931
National Grid PLC	180,510	2,162,393
NatWest Group PLC	262,252	836,382
Reckitt Benckiser Group PLC	35,292	2,446,312
RELX PLC	94,639	2,616,582
SSE PLC	52,677	1,083,404
Standard Chartered PLC	123,335	919,896
Tesco PLC	368,381	992,738
Unilever PLC	125,543	6,338,392
Vodafone Group PLC	1,303,567	1,320,144

		65,598,804

United States - 7.0%

Brookfield Renewable Corp. Class A	6,312	173,743
CSL Ltd.	23,759	4,632,866
GSK PLC	200,634	3,467,604
Haleon PLC *	250,557	991,358
Holcim AG *	27,361	1,416,295
Nestle SA	135,655	15,669,421
Roche Holding AG	35,984	11,401,288
Schneider Electric SE	26,764	3,758,591
Stellantis NV	108,574	1,542,875
Swiss Re AG	14,888	1,392,048

		44,446,089

Total Common Stocks (Cost $621,141,416)		629,122,761

	Principal Amount
SHORT-TERM INVESTMENTS - 0.7%

Repurchase Agreement - 0.6%

Fixed Income Clearing Corp. 3.950% due 01/03/23 (Dated 12/30/22, repurchase price of $3,600,802; collateralized by U.S. Treasury Notes: 1.125% due 02/29/28 and value $3,671,238)	$3,599,222	3,599,222

	Principal Amount	Value

U.S. Treasury Bills - 0.1%

3.542% due 01/26/23 ‡	$300,000	$299,257

Total Short-Term Investments (Cost $3,898,969)		3,898,479

TOTAL INVESTMENTS - 99.5% (Cost $629,751,623)		636,479,305

DERIVATIVES - (0.1%)		(291,058)

OTHER ASSETS & LIABILITIES, NET - 0.6%		3,649,499

NET ASSETS - 100.0%		$639,837,746

Notes to Schedule of Investments

(a)	As of December 31, 2022, the Fund’s composition by sector as a percentage of net assets was as follows:

Consumer, Non-Cyclical	26.0%
Financial	23.0%
Consumer, Cyclical	12.2%
Industrial	11.1%
Energy	7.3%
Basic Materials	6.2%
Technology	5.1%
Communications	5.0%
Others (each less than 3.0%)	3.6%

	99.5%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	0.6%

	100.0%

(b)	As of December 31, 2022, the Fund’s composition by country of risk as a percentage of net assets was as follows:

Japan	17.9%
Canada	10.8%
United Kingdom	10.3%
France	10.2%
United States (Includes Short-Term Investments)	7.7%
Germany	7.5%
Australia	7.1%
Switzerland	5.4%
Netherlands	5.2%
Others (each less than 3.0%)	17.4%

	99.5%
Derivatives	(0.1%	)
Other Assets & Liabilities, Net	0.6%

	100.0%

(c)	As of December 31, 2022, an investment with a value of $299,257 was fully or partially segregated with the broker(s)/custodian as collateral for open futures contracts.

(d)	Open futures contracts outstanding as of December 31, 2022 were as follows:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/23	71	$7,192,376	$6,920,370	($272,006)
S&P/TSX 60 Index	03/23	4	710,278	691,226	(19,052)

Total Futures Contracts					($291,058)

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

PD INTERNATIONAL LARGE-CAP INDEX PORTFOLIO

Schedule of Investments (Continued)

December 31, 2022

(e)	Fair Value Measurements

The following is a summary of the Fund’s investments as categorized under the three-tier hierarchy of inputs used in valuing the Fund’s assets and liabilities as of December 31, 2022:

		Total Value at December 31, 2022	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets	Preferred Stocks	$3,458,065	$—	$3,458,065	$—
	Common Stocks
	Australia	45,527,484	2,375,694	43,151,790	—
	Austria	282,609	—	282,609	—
	Belgium	4,259,846	—	4,259,846	—
	Brazil	870,662	870,662	—	—
	Canada	69,336,704	69,103,806	232,898	—
	China	4,005,539	—	4,005,539	—
	Denmark	18,435,446	—	18,435,446	—
	Finland	6,446,988	—	6,446,988	—
	France	65,505,879	—	65,505,879	—
	Germany	44,925,434	—	44,925,434	—
	Hong Kong	16,816,696	—	16,816,696	—
	Ireland	2,191,751	—	2,191,751	—
	Israel	1,480,467	624,618	855,849	—
	Italy	9,873,030	—	9,873,030	—
	Japan	114,685,901	—	114,685,901	—
	Luxembourg	685,804	—	685,804	—
	Macau	1,099,753	—	1,099,753	—
	Netherlands	33,415,157	1,019,978	32,395,179	—
	Norway	3,401,885	—	3,401,885	—
	Portugal	682,629	—	682,629	—
	Singapore	8,225,709	1,132,259	7,093,450	—
	South Africa	2,454,619	—	2,454,619	—
	Spain	14,906,397	—	14,906,397	—
	Sweden	15,108,611	—	15,108,611	—
	Switzerland	34,452,860	—	34,452,860	—
	United Arab Emirates	8	—	8	—
	United Kingdom	65,598,804	560,779	65,038,025	—
	United States	44,446,089	173,743	44,272,346	—

	Total Common Stocks	629,122,761	75,861,539	553,261,222	—

	Short-Term Investments	3,898,479	—	3,898,479	—

	Total Assets	636,479,305	75,861,539	560,617,766	—

Liabilities	Derivatives:
	Equity Contracts
	Futures	(291,058)	(291,058)	—	—

	Total Liabilities	(291,058)	(291,058)	—	—

	Total	$636,188,247	$75,570,481	$560,617,766	$—

See Notes to Financial Statements	See explanation of symbols and terms, if any, on page B-294

PACIFIC SELECT FUND

Schedule of Investments (Continued)

Explanation of Symbols and Terms

December 31, 2022

Explanation of Symbols:

*	Non-income producing investments.
^	Investments with their principal amount adjusted for inflation.
§	Variable rate investments. The rate shown is based on the latest available information as of December 31, 2022. Interest rates for certain securities are subject to interest rate caps and floors, which would result in a period end rate being more, less, or equal to the referenced rate plus spread. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
y	Issuer filed bankruptcy and/or is in default as of December 31, 2022. If the maturity date has expired, no date will be shown.
∞	All or a portion of this senior loan position has not settled. Rates do not take effect until settlement date. Rates shown, if any, are for the settled portion.
#	Securities purchased on a when-issued basis. Rates do not take effect until settlement date.
~	Securities are not registered under the Securities Act of 1933 (1933 Act). These securities are either (1) exempt from registration pursuant to Rule 144A of the 1933 Act and may only be sold to “qualified institutional buyers”, or (2) the securities comply with Regulation S rules governing offers and sales made outside the United States without registration under the 1933 Act and contain certain restrictions as to public resale.
‡	Investments were fully or partially segregated with the broker(s)/custodian as collateral for delayed delivery securities, futures contracts, forward foreign currency contracts, option contracts and/or swap agreements as of December 31, 2022.
Ω	The values of these investments were determined by a valuation committee established under the Valuation Policy. The Board of Trustees (“Board”) has designated Pacific Life Fund Advisors LLC (“PLFA”) as its “valuation designee” for fair valuation determinations, and PLFA’s Valuation Oversight Committee values the Funds’ investments in accordance with the Valuation Policy. Each determination was made in good faith in accordance with the procedures established by the Board and the provisions of the Investment Company Act of 1940.
>>	Stapled security. A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
±	Investments categorized as a significant unobservable input (Level 3).
f	All or a portion of this senior loan is unfunded as of December 31, 2022. The interest rate for fully unfunded terms loans is to be determined.
à	Restricted Securities. These securities are not registered and may not be sold to the public. There are legal and/or contractual restrictions on resale. The Trust does not have the right to demand that such securities be registered. The values of these securities are determined by valuations provided by pricing services, brokers, dealers, market makers, or in good faith under the procedures established by the Board.

Counterparty and Exchange Abbreviations:

BNP	BNP Paribas
BNY	Bank of New York Mellon
BOA	Bank of America
BRC	Barclays
CBOE	Chicago Board of Options Exchange
CIT	Citigroup
CME	Chicago Mercantile Exchange
DUB	Deutsche Bank
GSC	Goldman Sachs
HSB	HSBC
ICE	Intercontinental Exchange Inc
JPM	JPMorgan Chase
LCH	London Clearing House
MSC	Morgan Stanley
OCC	Options Clearing Corp
RBC	Royal Bank of Canada

SCB	Standard Chartered Bank
UBS	UBS

Currency Abbreviations:

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Renminbi Offshore (Hong Kong)
CNY	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian leu
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

Reference Rate Abbreviations:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
SONIA	Sterling Overnight Index Average
US FED	United States Federal Reserve Bank Rate
UST	United State Treasury Rate

Payment Frequency Abbreviations:

A	Annual
L	Lunar
M	Monthly
Q	Quarterly
S	Semiannual
Z	At Maturity

Other Abbreviations:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
IO	Interest Only
NVDR	Non-Voting Depositary Receipt
NY	New York Shares
PIK	Payment In Kind
PO	Principal Only
REIT	Real Estate Investment Trust
SPAC	Special Purpose Acquisition Company

Notes:

For debt investments, the interest rates disclosed in the Schedules of Investments reflect the stated coupon rate or for discounted investments or zero coupon bonds, the yield-to-maturity.

The sectors and countries (based on country of risk) listed in the Schedules of Investments are obtained from a third-party source that is not affiliated with the Trust or the investment adviser, and are believed to be reliable. Sector names, country names and weightings could be different if obtained from another source.

The credit spreads, if any, shown in the Schedules of Investments were obtained from published reports or other sources believed to be reliable, and are not audited by the Independent Registered Public Accounting Firm.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2022

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Intermediate Bond Portfolio
ASSETS
Investments, at value (excluding derivatives)	$454,160,176	$2,533,004,783	$750,029,907	$1,003,052,468	$698,431,153	$1,370,743,563
Cash	—	—	3,339,288	37,478	—	279,327
Cash (segregated for derivative investments)	—	15,932,368	—	—	1,675,000	—
Foreign currency held, at value	—	52,317,184	—	—	2,893,909	58
Receivables:
Dividends and interest	4,451,340	17,758,918	7,101,504	18,547,359	2,274,678	8,233,550
Fund shares sold	108,029	41,095	11,592	879	41,875	10,719
Securities sold	136,230	190,320,274	10,527,818	619	363,896,587	—
Variation margin on futures contracts	—	5,007,218	—	—	356,171	—
Variation margin on swap agreements	—	26,116,712	—	—	1,460,379	—
Forward foreign currency contracts appreciation	—	4,836,216	—	—	70,571	—
Outstanding purchased options, at value	—	1,047,280	—	—	941,815	—
Swap agreements appreciation	—	—	—	—	130,998	—
Prepaid expenses and other assets	499	3,137	817	1,143	1,529	1,298
Total Assets	458,856,274	2,846,385,185	771,010,926	1,021,639,946	1,072,174,665	1,379,268,515
LIABILITIES
Payables:
Fund shares redeemed	135,984	149,700	507,854	484,982	198,813	338,174
Securities purchased	12,769,885	421,918,752	35,086,660	856,475	43,351,698	3,529,688
Sale-buyback financing transactions	—	—	—	—	355,011,984	—
Due to custodian	—	19,496,164	—	—	823,187	—
Due to broker	—	—	—	—	250,000	—
Swap agreements	—	1,958	—	—	788	—
Accrued advisory fees	193,146	833,862	407,602	354,457	229,725	475,015
Accrued service fees	7,405	104,805	41,413	38,915	46,580	1,411
Accrued support service expenses	9,544	51,779	15,172	21,802	14,360	29,251
Accrued custodian and portfolio accounting fees	35,969	322,745	104,845	49,994	60,806	57,344
Accrued shareholder report expenses	5,475	39,520	8,634	12,566	7,395	9,868
Accrued trustees’ fees and deferred compensation	9,220	118,489	19,568	38,593	27,574	3,289
Accrued other	14,479	90,029	72,486	31,837	20,090	35,464
Forward foreign currency contracts depreciation	—	6,804,382	—	—	1,623,668	—
Outstanding options written, at value	—	1,542,437	—	—	1,539,213	—
Swap agreements depreciation	—	—	—	—	2,216,505	—
Total Liabilities	13,181,107	451,474,622	36,264,234	1,889,621	405,422,386	4,479,504
NET ASSETS	$445,675,167	$2,394,910,563	$734,746,692	$1,019,750,325	$666,752,279	$1,374,789,011
NET ASSETS CONSIST OF:
Paid-in capital	$402,056,652	$1,649,316,401	$622,496,147	$651,021,155	$698,068,102	$1,545,082,746
Undistributed/accumulated earnings (deficit)	43,618,515	745,594,162	112,250,545	368,729,170	(31,315,823)	(170,293,735)
NET ASSETS	$445,675,167	$2,394,910,563	$734,746,692	$1,019,750,325	$666,752,279	$1,374,789,011
Class I Shares:
Net Assets	$42,839,111	$603,307,579	$241,459,044	$220,363,710	$269,219,593	$8,362,764
Shares outstanding, $.001 par value (unlimited shares authorized)	3,860,388	62,093,554	17,782,090	24,853,992	23,130,319	962,793
Net Asset Value Per Share	$11.10	$9.72	$13.58	$8.87	$11.64	$8.69
Class P Shares:
Net Assets	$402,836,056	$1,791,602,984	$493,287,648	$799,386,615	$397,532,686	$1,366,426,247
Shares outstanding, $.001 par value (unlimited shares authorized)	35,749,688	135,617,139	35,643,142	81,759,392	29,861,823	156,948,254
Net Asset Value Per Share	$11.27	$13.21	$13.84	$9.78	$13.31	$8.71

Investments, at cost (excluding derivatives)	$516,576,225	$2,821,595,358	$785,885,338	$1,123,069,489	$789,944,682	$1,544,024,902
Foreign currency held, at cost	—	51,656,415	—	—	3,606,240	53
Outstanding purchased options, at cost	—	1,546,790	—	—	917,742	—
Premiums received from outstanding options written	—	1,279,133	—	—	1,214,747	—

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$3,092,656,247	$1,146,486,398	$220,663,976	$1,314,169,737	$3,654,966,437	$913,541,598
Cash	69,669	1,541,562	—	28,960	21,702	31,114
Cash (segregated for derivative investments)	18,200,000	—	—	—	2,034,400	—
Foreign currency held, at value	5,779,113	18	1,242,125	91,688	—	—
Receivables:
Dividends and interest	16,328,458	7,060,287	4,788,813	1,959,770	3,184,168	390,639
Fund shares sold	28,233	16,172	17	28,301	911,706	101,427
Securities sold	1,366,737,267	—	744,447	439,066	—	—
Swap agreements	—	—	85,976	—	—	—
Variation margin on futures contracts	549,388	—	1,775,309	—	—	—
Variation margin on swap agreements	2,184,314	—	4,685,823	—	—	—
Forward foreign currency contracts appreciation	609,210	—	369,946	—	—	—
Outstanding purchased options, at value	1,772,402	—	—	—	—	—
Swap agreements appreciation	99,056	—	—	—	—	—
Prepaid expenses and other assets	2,511	1,294	2,499	1,457	4,030	974
Total Assets	4,505,015,868	1,155,105,731	234,358,931	1,316,718,979	3,661,122,443	914,065,752
LIABILITIES
Payables:
Fund shares redeemed	771,809	853,476	358,871	553,868	11,287	4,083
Securities purchased	1,990,189,114	—	248,121	467,704	—	1,870,569
Securities sold short, at value	35,549,350	—	—	—	—	—
Due to custodian	—	—	380,528	—	—	—
Due to broker	8,923,000	—	70,000	—	—	—
Swap agreements	1,508	—	—	—	—	—
Variation margin on futures contracts	—	1,586,993	—	—	97,437	—
Accrued advisory fees	817,984	396,727	146,940	743,692	158,387	563,610
Accrued service fees	114,994	74,803	3,717	96,987	533,266	37,752
Accrued support service expenses	52,354	24,127	5,019	28,403	80,013	20,310
Accrued custodian and portfolio accounting fees	149,447	71,758	66,301	50,386	125,406	42,555
Accrued shareholder report expenses	28,907	15,078	5,664	14,755	39,952	7,919
Accrued trustees’ fees and deferred compensation	122,537	54,405	19,134	40,037	91,982	2,306
Accrued dividends and interest	73,761	—	—	—	—	3
Accrued other (1)	78,008	35,423	14,319	40,355	108,801	26,410
Forward foreign currency contracts depreciation	4,819,445	—	519,603	—	—	—
Outstanding options written, at value	4,294,020	—	—	—	—	—
Swap premiums received	978,137	—	—	—	—	—
Swap agreements depreciation	153,378	—	—	—	—	—
Total Liabilities	2,047,117,753	3,112,790	1,838,217	2,036,187	1,246,531	2,575,517
NET ASSETS	$2,457,898,115	$1,151,992,941	$232,520,714	$1,314,682,792	$3,659,875,912	$911,490,235
NET ASSETS CONSIST OF:
Paid-in capital	$1,843,534,531	$1,077,942,011	$171,527,824	$154,484,614	$213,545,668	$1,103,607,246
Undistributed/accumulated earnings (deficit)	614,363,584	74,050,930	60,992,890	1,160,198,178	3,446,330,244	(192,117,011)
NET ASSETS	$2,457,898,115	$1,151,992,941	$232,520,714	$1,314,682,792	$3,659,875,912	$911,490,235
Class I Shares:
Net Assets	$662,633,125	$427,005,388	$21,815,136	$563,347,873	$3,072,628,827	$218,361,682
Shares outstanding, $.001 par value (unlimited shares authorized)	52,217,940	41,797,050	1,974,056	17,064,140	31,583,090	5,232,023
Net Asset Value Per Share	$12.69	$10.22	$11.05	$33.01	$97.29	$41.74
Class P Shares:
Net Assets	$1,795,264,990	$724,987,553	$210,705,578	$751,334,919	$587,247,085	$693,128,553
Shares outstanding, $.001 par value (unlimited shares authorized)	127,291,915	67,723,742	18,673,064	20,576,134	5,798,117	16,202,500
Net Asset Value Per Share	$14.10	$10.71	$11.28	$36.51	$101.28	$42.78

Investments, at cost (excluding derivatives)	$3,336,619,293	$1,205,505,828	$254,272,381	$957,716,595	$2,313,966,064	$1,016,168,554
Foreign currency held, at cost	5,793,278	18	1,182,733	91,414	—	—
Proceeds from securities sold short	35,563,875	—	—	—	—	—
Outstanding purchased options, at cost	1,687,800	—	—	—	—	—
Premiums received from outstanding options written	2,819,332	—	—	—	—	—

(1)	Accrued other for the Equity Index Portfolio includes $74,101 in accrued audit fees.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Growth Portfolio	Hedged Equity Portfolio	Large-Cap Core Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Mid-Cap Equity Portfolio
ASSETS
Investments, at value (excluding derivatives)	$1,190,072,314	$159,878,701	$1,020,240,739	$784,413,961	$1,126,008,811	$599,073,143
Cash	—	75,662	65,521	—	—	—
Cash (segregated for derivative investments)	—	286,000	—	—	—	—
Receivables:
Dividends and interest	684,640	157,907	727,954	227,965	2,466,268	2,813,885
Fund shares sold	115,194	1,245	89,176	139,082	9,641	2,571
Securities sold	—	15,373,420	4,156,425	—	—	—
Due from adviser	—	5,837	—	—	—	—
Outstanding purchased options, at value	—	3,649,584	—	—	—	—
Prepaid expenses and other assets	3,582	144	1,146	889	1,255	667
Total Assets	1,190,875,730	179,428,500	1,025,280,961	784,781,897	1,128,485,975	601,890,266
LIABILITIES
Payables:
Fund shares redeemed	45,741	34,113	5,517	53,540	962,559	85,931
Securities purchased	—	15,600,064	5,436,958	—	—	303,151
Variation margin on futures contracts	—	85,770	—	—	—	—
Accrued advisory fees	569,727	78,486	399,428	461,571	590,567	336,926
Accrued service fees	110,553	25,576	91,095	47,817	73,070	63,048
Accrued support service expenses	26,479	3,048	22,473	17,846	24,278	13,039
Accrued custodian and portfolio accounting fees	53,382	33,957	41,970	36,538	42,708	28,928
Accrued shareholder report expenses	16,222	852	12,038	11,555	13,918	8,628
Accrued trustees’ fees and deferred compensation	63,007	158	66,806	45,659	64,662	32,671
Accrued dividends and interest	41	—	—	7	—	—
Accrued offering expenses	—	22,365	—	—	—	—
Accrued other	39,847	3,412	57,203	25,897	34,174	19,121
Outstanding options written, at value	—	3,758,838	—	—	—	—
Total Liabilities	924,999	19,646,639	6,133,488	700,430	1,805,936	891,443
NET ASSETS	$1,189,950,731	$159,781,861	$1,019,147,473	$784,081,467	$1,126,680,039	$600,998,823
NET ASSETS CONSIST OF:
Paid-in capital	($216,004,237)	$163,760,380	$166,329,215	($695,083,955)	($1,074,074,851)	$1,587,139,960
Undistributed/accumulated earnings (deficit)	1,405,954,968	(3,978,519)	852,818,258	1,479,165,422	2,200,754,890	(986,141,137)
NET ASSETS	$1,189,950,731	$159,781,861	$1,019,147,473	$784,081,467	$1,126,680,039	$600,998,823
Class I Shares:
Net Assets	$634,577,583	$156,133,432	$522,328,740	$271,861,892	$425,091,147	$365,129,212
Shares outstanding, $.001 par value (unlimited shares authorized)	14,213,754	16,112,215	9,582,251	17,768,269	13,235,583	12,911,271
Net Asset Value Per Share	$44.65	$9.69	$54.51	$15.30	$32.12	$28.28
Class P Shares:
Net Assets	$555,373,148	$3,648,429	$496,818,733	$512,219,575	$701,588,892	$235,869,611
Shares outstanding, $.001 par value (unlimited shares authorized)	11,435,689	375,241	8,124,284	28,211,637	19,749,697	6,716,434
Net Asset Value Per Share	$48.56	$9.72	$61.15	$18.16	$35.52	$35.12

Investments, at cost (excluding derivatives)	$1,014,188,123	$170,910,276	$1,043,675,087	$783,248,500	$788,983,581	$611,978,798
Outstanding purchased options, at cost	—	3,639,993	—	—	—	—
Premiums received from outstanding options written	—	3,758,004	—	—	—	—

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio
ASSETS
Investments, at value (excluding derivatives)	$806,645,374	$650,863,014	$298,098,339	$262,106,560	$644,136,938	$401,431,591
Cash	—	23,904	26,336	—	70,632	3,532
Cash (segregated for derivative investments)	—	—	106,800	—	463,600	—
Foreign currency held, at value	—	—	11,334	—	1,363	—
Receivables:
Dividends and interest	236,011	587,505	419,418	100,277	774,554	277,306
Fund shares sold	137,109	6,575	—	38,864	50,202	160,838
Securities sold	1,703,577	58,038	766,084	—	—	—
Prepaid expenses and other assets	886	730	397	305	728	458
Total Assets	808,722,957	651,539,766	299,428,708	262,246,006	645,498,017	401,873,725
LIABILITIES
Payables:
Fund shares redeemed	9	364,036	68,785	13	73,560	178
Securities purchased	2,514,268	266,311	687,383	433,138	—	272,237
Variation margin on futures contracts	—	—	33,300	—	81,419	—
Accrued advisory fees	472,484	391,733	167,117	134,923	167,633	259,842
Accrued service fees	59,920	22,542	15,593	25,049	87,208	34,473
Accrued support service expenses	18,106	13,945	6,466	5,843	14,197	8,709
Accrued custodian and portfolio accounting fees	34,982	30,047	35,599	24,430	40,332	22,745
Accrued shareholder report expenses	9,894	9,361	3,614	2,778	8,183	4,995
Accrued trustees’ fees and deferred compensation	25,427	27,698	12,871	11,640	29,255	14,707
Accrued dividends and interest	—	—	—	5	—	—
Accrued other	25,989	20,567	16,426	8,288	38,874	13,707
Total Liabilities	3,161,079	1,146,240	1,047,154	646,107	540,661	631,593
NET ASSETS	$805,561,878	$650,393,526	$298,381,554	$261,599,899	$644,957,356	$401,242,132
NET ASSETS CONSIST OF:
Paid-in capital	($123,483,043)	($711,148,133)	($139,267,284)	$162,225,085	$140,086,717	$54,543,182
Undistributed/accumulated earnings (deficit)	929,044,921	1,361,541,659	437,648,838	99,374,814	504,870,639	346,698,950
NET ASSETS	$805,561,878	$650,393,526	$298,381,554	$261,599,899	$644,957,356	$401,242,132
Class I Shares:
Net Assets	$344,219,456	$130,900,684	$90,419,594	$145,704,853	$502,755,749	$199,011,898
Shares outstanding, $.001 par value (unlimited shares authorized)	15,503,468	5,149,542	3,437,467	6,218,007	18,031,640	7,761,596
Net Asset Value Per Share	$22.20	$25.42	$26.30	$23.43	$27.88	$25.64
Class P Shares:
Net Assets	$461,342,422	$519,492,842	$207,961,960	$115,895,046	$142,201,607	$202,230,234
Shares outstanding, $.001 par value (unlimited shares authorized)	18,807,672	13,711,661	6,015,627	4,162,649	4,993,516	6,427,698
Net Asset Value Per Share	$24.53	$37.89	$34.57	$27.84	$28.48	$31.46

Investments, at cost (excluding derivatives)	$825,696,859	$540,344,605	$332,180,175	$322,455,945	$612,581,543	$451,210,566
Foreign currency held, at cost	—	—	11,326	—	1,501	—

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Growth Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio
ASSETS
Investments, at value (excluding derivatives)	$921,209,627	$755,621,418	$688,886,319	$507,197,817	$1,039,955,341	$317,781,032
Cash	240,808	—	45	2,978,452	—	—
Foreign currency held, at value	598	—	3,751,671	15,086	35,680	601,819
Receivables:
Dividends and interest	2,296,245	1,584,100	1,028,128	960,280	10,643,821	1,762,244
Fund shares sold	—	240	224,637	—	1,730	141,786
Securities sold	4,667,486	383,105	5,417,605	—	6,640,168	24,950
Forward foreign currency contracts appreciation	98,299	—	—	—	—	—
Prepaid expenses and other assets	1,021	849	4,317	1,541	5,374	961
Total Assets	928,514,084	757,589,712	699,312,722	511,153,176	1,057,282,114	320,312,792
LIABILITIES
Payables:
Fund shares redeemed	1,115,592	368,370	237,719	367,687	979,618	354,523
Securities purchased	—	—	42,231	453,286	—	—
Accrued advisory fees	507,581	428,379	481,745	327,099	683,576	228,388
Accrued service fees	42,543	18,762	54,956	295	92,279	12,788
Accrued support service expenses	19,570	16,149	15,505	11,235	23,179	6,845
Accrued custodian and portfolio accounting fees	60,275	32,893	120,719	55,724	91,841	76,296
Accrued shareholder report expenses	10,645	9,630	12,417	5,574	15,241	2,564
Accrued trustees’ fees and deferred compensation	32,291	24,640	58,511	—	62,169	23,123
Accrued foreign capital gains tax	—	—	3,179,673	—	691,571	—
Accrued dividends and interest	—	—	—	—	31	—
Accrued offering expenses	—	—	—	12,558	—	—
Accrued other	28,237	23,802	24,108	13,200	31,990	9,553
Forward foreign currency contracts depreciation	328,860	—	—	—	—	—
Other liabilities	—	—	1,658	—	15,349	50
Total Liabilities	2,145,594	922,625	4,229,242	1,246,658	2,686,844	714,130
NET ASSETS	$926,368,490	$756,667,087	$695,083,480	$509,906,518	$1,054,595,270	$319,598,662
NET ASSETS CONSIST OF:
Paid-in capital	$16,055,872	($233,076,667)	$23,103,214	$666,950,866	($79,955,610)	($170,337,717)
Undistributed/accumulated earnings (deficit)	910,312,618	989,743,754	671,980,266	(157,044,348)	1,134,550,880	489,936,379
NET ASSETS	$926,368,490	$756,667,087	$695,083,480	$509,906,518	$1,054,595,270	$319,598,662
Class I Shares:
Net Assets	$249,168,843	$109,885,005	$318,746,157	$1,720,118	$533,078,412	$75,003,787
Shares outstanding, $.001 par value (unlimited shares authorized)	12,802,892	4,692,168	19,269,007	221,111	45,623,554	6,811,054
Net Asset Value Per Share	$19.46	$23.42	$16.54	$7.78	$11.68	$11.01
Class P Shares:
Net Assets	$677,199,647	$646,782,082	$376,337,323	$508,186,400	$521,516,858	$244,594,875
Shares outstanding, $.001 par value (unlimited shares authorized)	30,182,687	27,089,370	21,797,750	65,170,485	41,191,127	15,985,454
Net Asset Value Per Share	$22.44	$23.88	$17.26	$7.80	$12.66	$15.30

Investments, at cost (excluding derivatives)	$896,847,984	$593,895,818	$747,380,611	$607,106,969	$915,726,856	$373,110,627
Foreign currency held, at cost	593	—	3,746,347	15,088	35,674	589,474

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	ESG Diversified Portfolio	ESG Diversified Growth Portfolio
ASSETS
Investments, at value (excluding derivatives)	$953,464,711	$426,583,137	$435,888,359	$197,338,880	$17,388,075	$11,176,268
Investments in affiliated mutual funds, at value	—	—	—	—	2,482,737	598,676
Cash	10,388	—	—	—	—	—
Foreign currency held, at value	1,322,954	116	—	—	—	—
Receivables:
Dividends and interest	8,506,182	442,944	2,528,434	28,662	8,264	2,415
Fund shares sold	—	4,940	172,844	339,962	200	6,997
Securities sold	4,945,864	—	756,368	—	132	—
Due from adviser	—	—	—	—	4,301	—
Forward foreign currency contracts appreciation	—	119,527	—	—	—	—
Outstanding purchased options, at value	—	—	—	969,234	—	—
Prepaid expenses and other assets	5,107	459	1,436	2,472	28	18
Total Assets	968,255,206	427,151,123	439,347,441	198,679,210	19,883,737	11,784,374
LIABILITIES
Payables:
Fund shares redeemed	1,946,264	60,929	—	—	332	36
Securities purchased	2,194,681	138,802	—	—	8,265	9,376
Accrued advisory fees	536,433	329,871	284,186	154,970	3,392	7,254
Accrued service fees	49,068	72,990	35,545	34,249	3,312	1,932
Accrued support service expenses	20,640	9,209	9,552	4,478	427	211
Accrued custodian and portfolio accounting fees	143,950	23,468	23,221	18,158	15,032	15,692
Accrued shareholder report expenses	13,194	4,613	5,717	2,444	148	115
Accrued trustees’ fees and deferred compensation	47,750	11,531	20,758	5,376	—	8
Accrued foreign capital gains tax	386,817	—	—	—	—	—
Accrued dividends and interest	—	—	—	8	—	—
Accrued offering expenses	—	—	—	—	22,475	12,675
Accrued other	27,463	12,887	14,511	7,002	2,187	1,951
Forward foreign currency contracts depreciation	—	5,309	—	—	—	—
Other liabilities	699	—	—	—	—	—
Total Liabilities	5,366,959	669,609	393,490	226,685	55,570	49,250
NET ASSETS	$962,888,247	$426,481,514	$438,953,951	$198,452,525	$19,828,167	$11,735,124
NET ASSETS CONSIST OF:
Paid-in capital	$1,692,267,207	($55,995,065)	$366,910,075	$120,155,598	$22,087,840	$13,645,531
Undistributed/accumulated earnings (deficit)	(729,378,960)	482,476,579	72,043,876	78,296,927	(2,259,673)	(1,910,407)
NET ASSETS	$962,888,247	$426,481,514	$438,953,951	$198,452,525	$19,828,167	$11,735,124
Class I Shares:
Net Assets	$288,051,538	$424,635,398	$204,962,148	$197,336,742	$19,257,089	$11,209,968
Shares outstanding, $.001 par value (unlimited shares authorized)	20,453,206	6,964,194	6,901,256	18,670,056	2,157,700	1,353,692
Net Asset Value Per Share	$14.08	$60.97	$29.70	$10.57	$8.92	$8.28
Class P Shares:
Net Assets	$674,836,709	$1,846,116	$233,991,803	$1,115,783	$571,078	$525,156
Shares outstanding, $.001 par value (unlimited shares authorized)	42,430,070	27,412	7,492,377	82,719	63,773	63,308
Net Asset Value Per Share	$15.90	$67.35	$31.23	$13.49	$8.95	$8.30

Investments, at cost (excluding derivatives)	$900,256,821	$358,921,745	$450,401,616	$198,083,813	$19,343,627	$12,479,952
Investments in affiliated mutual funds, at cost	—	—	—	—	2,828,806	663,746
Foreign currency held, at cost	1,325,066	116	—	—	—	—
Outstanding purchased options, at cost	—	—	—	750,146	—	—

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	PSF Avantis Balanced Allocation Portfolio	Pacific Dynamix– Conservative Growth Portfolio	Pacific Dynamix– Moderate Growth Portfolio	Pacific Dynamix– Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio
ASSETS
Investments, at value (excluding derivatives)	$324,117,088	$ —	$ —	$ —	$ —	$ —
Investments in affiliated mutual funds, at value	—	518,518,435	2,389,185,284	1,724,438,874	1,166,801,367	1,651,178,857
Cash	1,735,480	—	—	—	—	—
Receivables:
Dividends and interest	141,520	—	—	—	—	—
Fund shares sold	10,730	881	614	493,100	40	481
Securities sold	3,357	124,397	321,668	410,777	1,110,821	1,075,056
Due from adviser	—	27,718	—	30,421	—	—
Prepaid expenses and other assets	2,355	849	3,833	2,656	1,915	2,727
Total Assets	326,010,530	518,672,280	2,389,511,399	1,725,375,828	1,167,914,143	1,652,257,121
LIABILITIES
Payables:
Fund shares redeemed	14,087	125,278	322,282	903,877	1,110,861	1,075,537
Securities purchased	150,040	—	—	—	—	—
Accrued advisory fees	39,440	89,426	447,896	297,789	100,925	142,841
Accrued distribution fees	13,973	—	—	—	—	—
Accrued service fees	55,890	88,424	407,043	293,297	201,814	285,635
Accrued support service expenses	6,749	11,132	51,733	37,328	24,974	35,484
Accrued custodian and portfolio accounting fees	14,841	14,973	15,203	15,012	17,391	17,483
Accrued shareholder report expenses	3,314	10,804	28,178	16,241	15,419	22,919
Accrued trustees’ fees and deferred compensation	2,918	12,267	50,459	16,283	45,419	70,347
Accrued other	9,367	16,775	68,968	48,069	35,094	49,461
Total Liabilities	310,619	369,079	1,391,762	1,627,896	1,551,897	1,699,707
NET ASSETS	$325,699,911	$518,303,201	$2,388,119,637	$1,723,747,932	$1,166,362,246	$1,650,557,414
NET ASSETS CONSIST OF:
Paid-in capital	$276,157,969	$314,063,801	$1,301,229,655	$1,299,533,001	$378,655,896	$13,780,584
Undistributed/accumulated earnings (deficit)	49,541,942	204,239,400	1,086,889,982	424,214,931	787,706,350	1,636,776,830
NET ASSETS	$325,699,911	$518,303,201	$2,388,119,637	$1,723,747,932	$1,166,362,246	$1,650,557,414
Class D Shares:
Net Assets	$323,005,979
Shares outstanding, $.001 par value (unlimited shares authorized)	22,453,602
Net Asset Value Per Share	$14.39
Class I Shares:
Net Assets		$512,069,000	$2,352,022,388	$1,697,274,323	$1,166,154,230	$1,650,280,634
Shares outstanding, $.001 par value (unlimited shares authorized)		28,828,240	100,057,465	61,771,889	88,188,397	109,035,621
Net Asset Value Per Share		$17.76	$23.51	$27.48	$13.22	$15.14
Class P Shares:
Net Assets	$2,693,932	$6,234,201	$36,097,249	$26,473,609	$208,016	$276,780
Shares outstanding, $.001 par value (unlimited shares authorized)	185,767	348,751	1,525,777	957,355	15,630	18,171
Net Asset Value Per Share	$14.50	$17.88	$23.66	$27.65	$13.31	$15.23

Investments, at cost (excluding derivatives)	$320,184,045	$ —	$ —	$ —	$ —	$ —
Investments in affiliated mutual funds, at cost	—	500,629,592	2,139,408,062	1,622,654,417	1,204,718,241	1,604,499,854

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio
ASSETS
Investments, at value (excluding derivatives)	$—	$—	$—	$170,779,901	$1,043,477,411	$356,740,362
Investments in affiliated mutual funds, at value	7,073,166,210	6,488,322,528	1,539,546,338	—	—	—
Cash	—	—	—	—	1,073	51,025
Foreign currency held, at value	—	—	—	—	—	6
Receivables:
Dividends and interest	—	—	—	1,307,607	5,926,707	6,449,620
Fund shares sold	20,762	16,530	843	—	—	—
Securities sold	2,432,845	2,734,387	670,068	—	32,787	96,394
Prepaid expenses and other assets	11,567	10,517	2,476	187	1,131	402
Total Assets	7,075,631,384	6,491,083,962	1,540,219,725	172,087,695	1,049,439,109	363,337,809
LIABILITIES
Payables:
Fund shares redeemed	2,453,607	2,750,917	670,911	27,977	15,619	29,605
Securities purchased	—	—	—	3,361,277	22,601,653	889,069
Accrued advisory fees	611,163	560,499	133,109	24,738	125,364	55,993
Accrued service fees	1,222,050	1,120,428	265,839	—	—	—
Accrued support service expenses	152,348	140,528	33,597	3,474	21,802	7,651
Accrued custodian and portfolio accounting fees	17,857	18,326	18,426	26,520	137,546	55,596
Accrued shareholder report expenses	96,073	85,515	19,867	2,237	12,104	3,989
Accrued trustees’ fees and deferred compensation	270,840	228,722	50,542	4,315	20,429	6,598
Accrued other	204,368	186,849	45,730	5,069	28,362	10,724
Total Liabilities	5,028,306	5,091,784	1,238,021	3,455,607	22,962,879	1,059,225
NET ASSETS	$7,070,603,078	$6,485,992,178	$1,538,981,704	$168,632,088	$1,026,476,230	$362,278,584
NET ASSETS CONSIST OF:
Paid-in capital	($467,378,854)	($1,101,465,389)	($242,655,596)	$154,092,034	$981,607,495	$280,388,883
Undistributed/accumulated earnings (deficit)	7,537,981,932	7,587,457,567	1,781,637,300	14,540,054	44,868,735	81,889,701
NET ASSETS	$7,070,603,078	$6,485,992,178	$1,538,981,704	$168,632,088	$1,026,476,230	$362,278,584
Class I Shares:
Net Assets	$7,068,997,388	$6,482,636,593	$1,536,559,907
Shares outstanding, $.001 par value (unlimited shares authorized)	417,587,106	344,943,588	77,956,499
Net Asset Value Per Share	$16.93	$18.79	$19.71
Class P Shares:
Net Assets	$1,605,690	$3,355,585	$2,421,797	$168,632,088	$1,026,476,230	$362,278,584
Shares outstanding, $.001 par value (unlimited shares authorized)	94,253	177,423	122,091	15,365,691	84,848,930	21,381,453
Net Asset Value Per Share	$17.04	$18.91	$19.84	$10.97	$12.10	$16.94

Investments, at cost	$—	$—	$—	$177,625,334	$1,189,390,125	$406,663,777
Investments in affiliated mutual funds, at cost	6,612,911,355	5,805,239,057	1,339,388,095	—	—	—
Foreign currency held, at cost	—	—	—	—	—	6

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Mid-Cap Index Portfolio	PD Small-Cap Growth Index Portfolio	PD Small-Cap Value Index Portfolio	PD Emerging Markets Index Portfolio
ASSETS
Investments, at value (excluding derivatives)	$839,455,663	$876,861,375	$408,935,069	$68,041,942	$136,983,477	$103,107,540
Cash	354,746	49,273	38,445	10,050	16,294	58,269
Cash (segregated for derivative investments)	459,000	367,000	221,000	23,000	79,400	95,080
Foreign currency held, at value	—	—	—	—	—	459,089
Receivables:
Dividends and interest	286,013	1,236,914	574,042	35,893	249,238	248,692
Securities sold	—	—	—	—	—	2,162
Prepaid expenses and other assets	929	963	452	79	154	2,562
Total Assets	840,556,351	878,515,525	409,769,008	68,110,964	137,328,563	103,973,394
LIABILITIES
Payables:
Fund shares redeemed	—	263,821	12,186	—	—	41,565
Securities purchased	984,116	—	200,631	49,014	223,183	2,001
Variation margin on futures contracts	360,414	67,761	45,386	8,841	19,671	68,699
Accrued advisory fees	93,101	95,557	47,568	8,229	16,573	14,692
Accrued support service expenses	18,729	18,850	8,958	1,495	2,989	2,288
Accrued custodian and portfolio accounting fees	38,535	40,030	27,395	17,996	21,920	102,240
Accrued shareholder report expenses	8,882	9,042	4,211	787	1,476	1,803
Accrued trustees’ fees and deferred compensation	14,687	15,323	1,116	1,997	2,609	4,741
Accrued foreign capital gains tax	—	—	—	—	—	205,722
Accrued dividends and interest	—	—	—	—	—	597
Accrued other	36,206	38,511	22,510	4,735	7,748	18,592
Total Liabilities	1,554,670	548,895	369,961	93,094	296,169	462,940
NET ASSETS	$839,001,681	$877,966,630	$409,399,047	$68,017,870	$137,032,394	$103,510,454
NET ASSETS CONSIST OF:
Paid-in capital	$128,915,039	$299,798,432	$355,866,348	$7,034,218	$48,781,113	$61,133,261
Undistributed/accumulated earnings (deficit)	710,086,642	578,168,198	53,532,699	60,983,652	88,251,281	42,377,193
NET ASSETS	$839,001,681	$877,966,630	$409,399,047	$68,017,870	$137,032,394	$103,510,454
Shares outstanding, $.001 par value (unlimited shares authorized)	14,424,987	21,944,853	36,043,677	1,957,374	4,413,778	6,373,744
Net Asset Value Per Share	$58.16	$40.01	$11.36	$34.75	$31.05	$16.24

Investments, at cost (excluding derivatives)	$774,558,138	$778,920,415	$419,223,130	$81,680,388	$159,322,338	$135,750,276
Foreign currency held, at cost	—	—	—	—	—	455,756

See Notes to Financial Statements

PD International Large-Cap Index Portfolio
ASSETS
Investments, at value (excluding derivatives)	$636,479,305
Cash	291,075
Cash (segregated for derivative investments)	95,983
Foreign currency held, at value	243,367
Receivables:
Dividends and interest	3,752,332
Securities sold	—
Prepaid expenses and other assets	1,830
Total Assets	640,863,892
LIABILITIES
Payables:
Fund shares redeemed	466,069
Securities purchased	24,345
Variation margin on futures contracts	290,888
Accrued advisory fees	83,062
Accrued support service expenses	13,996
Accrued custodian and portfolio accounting fees	73,705
Accrued shareholder report expenses	6,868
Accrued trustees’ fees and deferred compensation	11,423
Accrued foreign capital gains tax	—
Accrued dividends and interest	—
Accrued other	55,790
Total Liabilities	1,026,146
NET ASSETS	$639,837,746
NET ASSETS CONSIST OF:
Paid-in capital	$430,670,258
Undistributed/accumulated earnings (deficit)	209,167,488
NET ASSETS	$639,837,746
Shares outstanding, $.001 par value (unlimited shares authorized)	29,556,094
Net Asset Value Per Share	$21.65

Investments, at cost (excluding derivatives)	$629,751,623
Foreign currency held, at cost	243,111

PACIFIC SELECT FUND

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

December 31, 2022

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2022

	Core Income Portfolio	Diversified Bond Portfolio	Floating Rate Income Portfolio	High Yield Bond Portfolio	Inflation Managed Portfolio	Intermediate Bond Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$ —	$ —	$830,888	$122,624	$ —	$ —
Interest, net of foreign taxes withheld	17,683,343	121,792,861	42,811,821	66,566,135	52,598,829	30,610,727
Total Investment Income	17,683,343	121,792,861	43,642,709	66,688,759	52,598,829	30,610,727

EXPENSES
Advisory fees	2,519,589	13,538,575	4,515,313	4,484,384	2,706,037	4,780,010
Service fees - Class I	87,953	1,231,695	501,555	502,496	598,724	8,657
Support services expenses	39,520	256,945	54,265	87,981	52,942	98,300
Custodian fees and expenses	10,519	468,681	14,611	11,987	86,457	20,042
Portfolio accounting fees	103,236	531,546	287,456	136,219	100,298	151,265
Shareholder report expenses	6,823	47,204	8,516	14,979	8,584	15,399
Legal and audit fees	16,780	111,925	26,067	38,031	24,591	42,050
Trustees’ fees	11,229	60,424	11,100	19,890	10,191	21,462
Interest expense	3,087	74,507	21,712	7,555	561,988	11,014
Other	14,593	75,692	15,556	28,467	18,255	24,408
Total Expenses	2,813,329	16,397,194	5,456,151	5,331,989	4,168,067	5,172,607
Advisory Fee Waiver	—	—	(89,748)	—	—	—
Net Expenses	2,813,329	16,397,194	5,366,403	5,331,989	4,168,067	5,172,607
NET INVESTMENT INCOME (LOSS)	14,870,014	105,395,667	38,276,306	61,356,770	48,430,762	25,438,120

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	(17,799,486)	(234,522,916)	(7,549,194)	(20,544,876)	(14,547,053)	(34,512,699)
Foreign currency transactions	—	(4,024,051)	—	—	(882,086)	—
Forward foreign currency contract transactions	—	(12,317,267)	—	—	9,442,991	—
Futures contract transactions	—	(324,796,936)	—	—	17,613,938	—
Purchased option transactions	—	(15,598,995)	—	—	—	—
Written option transactions	—	45,677,422	—	—	210,634	—
Swap transactions	—	32,561,288	—	—	(8,145,886)	—
Net Realized Gain (Loss)	(17,799,486)	(513,021,455)	(7,549,194)	(20,544,876)	3,692,538	(34,512,699)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	(68,294,107)	(388,034,932)	(38,544,812)	(171,051,208)	(139,402,904)	(163,923,858)
Foreign currencies	—	1,489,654	—	—	158,541	4
Forward foreign currency contracts	—	(4,323,347)	—	—	(1,391,201)	—
Futures contracts	—	2,109,556	—	—	2,371,751	—
Purchased options	—	(470,719)	—	—	(434,953)	—
Swaps	—	38,277,711	—	—	(3,441,701)	—
Written options	—	(487,007)	—	—	24,749	—
Change in Net Unrealized Appreciation (Depreciation)	(68,294,107)	(351,439,084)	(38,544,812)	(171,051,208)	(142,115,718)	(163,923,854)
NET GAIN (LOSS)	(86,093,593)	(864,460,539)	(46,094,006)	(191,596,084)	(138,423,180)	(198,436,553)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($71,223,579)	($759,064,872)	($7,817,700)	($130,239,314)	($89,992,418)	($172,998,433)

Foreign taxes withheld on dividends and interest	$1,256	$229,637	$ —	$200	$ —	$ —
Foreign capital gains tax withheld	—	4,374	—	—	—	—
Change in deferred foreign capital gains tax	—	(75,829)	—	—	—	—

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Managed Bond Portfolio	Short Duration Bond Portfolio	Emerging Markets Debt Portfolio	Dividend Growth Portfolio	Equity Index Portfolio	Focused Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$1,948,862	$ —	$43,802	$24,481,977	$63,495,068	$6,180,570
Interest, net of foreign taxes withheld	73,722,604	29,398,689	19,687,213	626,816	397,734	458,420
Total Investment Income	75,671,466	29,398,689	19,731,015	25,108,793	63,892,802	6,638,990

EXPENSES
Advisory fees	9,656,939	5,076,874	2,365,930	9,418,996	1,930,987	6,580,179
Service fees - Class I	1,474,434	928,788	64,264	1,147,446	6,620,739	495,445
Support services expenses	193,510	98,903	23,874	115,646	313,152	74,200
Custodian fees and expenses	179,675	43,984	124,484	18,638	47,684	12,017
Portfolio accounting fees	266,097	175,334	79,772	138,529	338,413	100,076
Shareholder report expenses	31,934	16,907	7,457	19,481	51,772	11,813
Legal and audit fees	82,444	43,074	9,412	48,809	135,928	33,593
Trustees’ fees	49,898	22,542	9,098	25,645	64,207	12,662
Interest expense	186,081	9,107	133,396	7,767	34,950	7,258
Other	60,572	30,017	13,444	33,544	78,214	18,800
Total Expenses	12,181,584	6,445,530	2,831,131	10,974,501	9,616,046	7,346,043
Advisory Fee Waiver	(362,135)	—	(150,696)	—	—	—
Net Expenses	11,819,449	6,445,530	2,680,435	10,974,501	9,616,046	7,346,043
NET INVESTMENT INCOME (LOSS)	63,852,017	22,953,159	17,050,580	14,134,292	54,276,756	(707,053)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	(108,931,685)	(12,946,228)	(65,326,532)	193,359,392	112,877,236	(107,322,659)
Foreign currency transactions	(486,796)	—	124,441	11,310	—	(11,359)
Forward foreign currency contract transactions	12,887,575	—	4,042,009	—	—	—
Futures contract transactions	(24,576,460)	(8,940,391)	1,785,349	—	(2,340,112)	—
Purchased option transactions	(60,720)	—	—	—	—	—
Written option transactions	(724,586)	—	—	—	—	—
Swap transactions	(5,704,255)	—	5,406,909	—	—	—
Net Realized Gain (Loss)	(127,596,927)	(21,886,619)	(53,967,824)	193,370,702	110,537,124	(107,334,018)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	(304,377,660)	(63,321,551)	1,024,330	(387,035,194)	(977,143,587)	(283,894,781)
Foreign currencies	118,650	—	15,658	(7,437)	—	(826)
Forward foreign currency contracts	(1,430,959)	—	(58,211)	—	—	—
Futures contracts	5,213,848	963,214	(346,522)	—	(1,320,886)	—
Purchased options	84,602	—	—	—	—	—
Short positions	14,525	—	—	—	—	—
Swaps	(12,659,732)	—	(538,846)	—	—	—
Written options	(1,635,572)	—	—	—	—	—
Change in Net Unrealized Appreciation (Depreciation)	(314,672,298)	(62,358,337)	96,409	(387,042,631)	(978,464,473)	(283,895,607)
NET GAIN (LOSS)	(442,269,225)	(84,244,956)	(53,871,415)	(193,671,929)	(867,927,349)	(391,229,625)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($378,417,208)	($61,291,797)	($36,820,835)	($179,537,637)	($813,650,593)	($391,936,678)

Foreign taxes withheld on dividends and interest	$73,049	$ —	$24,654	$98,789	$22,313	$110,059
Foreign capital gains tax withheld	—	—	11,982	—	—	—
Change in deferred foreign capital gains tax	—	—	(20,359)	—	—	—

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Growth Portfolio	Hedged Equity Portfolio	Large-Cap Core Portfolio	Large-Cap Growth Portfolio	Large-Cap Value Portfolio	Mid-Cap Equity Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$8,547,050	$1,698,385	$17,979,088	$6,436,365	$24,954,897	$13,288,207
Interest, net of foreign taxes withheld	581,989	38,066	173,233	273,481	222,483	68,718
Total Investment Income	9,129,039	1,736,451	18,152,321	6,709,846	25,177,380	13,356,925

EXPENSES
Advisory fees	7,918,629	641,072	4,867,726	6,592,611	7,272,865	4,351,859
Service fees - Class I	1,464,537	210,270	1,167,375	657,284	867,137	798,854
Support services expenses	113,938	9,082	86,514	73,267	96,311	53,721
Custodian fees and expenses	16,924	46,048	20,891	13,532	12,349	11,564
Portfolio accounting fees	141,824	56,920	111,577	98,960	117,324	77,193
Shareholder report expenses	20,121	51	14,339	12,599	15,881	9,012
Legal and audit fees	46,027	4,241	39,435	30,514	41,368	22,846
Trustees’ fees	28,496	1,872	18,786	19,117	21,368	13,197
Interest expense	8,072	478	6,512	4,790	6,224	5,091
Offering expenses	—	7,962	—	—	—	—
Other	37,566	6,509	24,688	22,481	28,929	18,404
Total Expenses	9,796,134	984,505	6,357,843	7,525,155	8,479,756	5,361,741
Advisory Fee Waiver	—	—	—	(415,722)	—	—
Adviser Reimbursement	—	(25,072)	—	—	—	—
Net Expenses	9,796,134	959,433	6,357,843	7,109,433	8,479,756	5,361,741
NET INVESTMENT INCOME (LOSS)	(667,095)	777,018	11,794,478	(399,587)	16,697,624	7,995,184

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	176,396,428	(1,595,263)	64,139,266	(1,058,344)	47,815,404	(8,977,356)
Foreign currency transactions	5,214	—	(9,185)	(23,243)	—	—
Futures contract transactions	—	(247,741)	(269,021)	—	—	—
Purchased option transactions	—	(1,797,316)	—	—	—	—
Written option transactions	—	12,736,392	—	—	—	—
Net Realized Gain (Loss)	176,401,642	9,096,072	63,861,060	(1,081,587)	47,815,404	(8,977,356)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(785,583,347)	(15,758,940)	(334,524,755)	(471,641,550)	(152,518,010)	(128,270,536)
Foreign currencies	(963)	—	(6,550)	(335)	(8,009)	(47)
Futures contracts	—	(81,898)	—	—	—	—
Purchased options	—	9,963	—	—	—	—
Written options	—	2,762	—	—	—	—
Change in Net Unrealized Appreciation (Depreciation)	(785,584,310)	(15,828,113)	(334,531,305)	(471,641,885)	(152,526,019)	(128,270,583)
NET GAIN (LOSS)	(609,182,668)	(6,732,041)	(270,670,245)	(472,723,472)	(104,710,615)	(137,247,939)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($609,849,763)	($5,955,023)	($258,875,767)	($473,123,059)	($88,012,991)	($129,252,755)

Foreign taxes withheld on dividends and interest	$47,204	$3,101	$74,459	$134,700	$ —	$18,372

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Mid-Cap Growth Portfolio	Mid-Cap Value Portfolio	Small-Cap Equity Portfolio	Small-Cap Growth Portfolio	Small-Cap Index Portfolio	Small-Cap Value Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$4,135,641	$13,367,833	$6,136,822	$1,629,407	$10,460,205	$8,532,435
Interest, net of foreign taxes withheld	163,814	194,911	69,133	183,945	63,925	41,569
Total Investment Income	4,299,455	13,562,744	6,205,955	1,813,352	10,524,130	8,574,004

EXPENSES
Advisory fees	6,397,277	5,015,881	2,597,399	1,611,449	2,130,592	3,480,387
Service fees - Class I	775,252	275,478	193,874	315,968	1,109,811	440,664
Support services expenses	73,636	57,607	27,845	21,743	57,201	37,278
Custodian fees and expenses	11,800	11,642	30,566	8,071	19,134	8,755
Portfolio accounting fees	105,812	80,679	76,429	58,479	102,703	72,816
Shareholder report expenses	12,511	9,627	4,714	3,477	9,528	6,340
Legal and audit fees	30,535	24,584	12,638	9,915	41,319	15,662
Trustees’ fees	16,295	16,909	4,695	4,605	12,425	6,479
Interest expense	6,276	4,462	1,890	1,755	8,484	2,489
Licensing fee	—	—	28,125	—	102,952	—
Other	23,820	20,247	12,299	8,748	21,163	16,413
Total Expenses	7,453,214	5,517,116	2,990,474	2,044,210	3,615,312	4,087,283
Advisory Fee Waiver	(228,474)	—	(346,320)	—	—	—
Net Expenses	7,224,740	5,517,116	2,644,154	2,044,210	3,615,312	4,087,283
NET INVESTMENT INCOME (LOSS)	(2,925,285)	8,045,628	3,561,801	(230,858)	6,908,818	4,486,721

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	93,688,516	90,956,871	12,804,618	(26,808,305)	14,370,154	46,404,207
Foreign currency transactions	—	—	(7,394)	(9,037)	—	—
Futures contract transactions	—	—	(194,101)	—	(2,067,930)	—
Purchased option transactions	(245,777)	—	—	—	—	—
Written option transactions	(3,208,421)	—	—	—	—	—
Net Realized Gain (Loss)	90,234,318	90,956,871	12,603,123	(26,817,342)	12,302,224	46,404,207

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(466,756,846)	(154,338,761)	(64,683,326)	(71,338,417)	(195,722,840)	(140,235,903)
Foreign currencies	—	(265)	(1,629)	(1,785)	(96)	—
Futures contracts	—	—	(65,800)	—	(254,225)	—
Purchased options	112,678	—	—	—	—	—
Written options	810,703	—	—	—	—	—
Change in Net Unrealized Appreciation (Depreciation)	(465,833,465)	(154,339,026)	(64,750,755)	(71,340,202)	(195,977,161)	(140,235,903)
NET GAIN (LOSS)	(375,599,147)	(63,382,155)	(52,147,632)	(98,157,544)	(183,674,937)	(93,831,696)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($378,524,432)	($55,336,527)	($48,585,831)	($98,388,402)	($176,766,119)	($89,344,975)

Foreign taxes withheld on dividends and interest	$ —	$11,557	$45,981	$27,219	$13,661	$15,622

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Value Portfolio	Value Advantage Portfolio	Emerging Markets Portfolio	International Growth Portfolio	International Large-Cap Portfolio	International Small-Cap Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$26,125,443	$21,498,822	$14,757,403	$8,921,478	$24,519,582	$9,619,251
Interest, net of foreign taxes withheld	142,278	159,956	303,749	—	145,737	153,590
Total Investment Income	26,267,721	21,658,778	15,061,152	8,921,478	24,665,319	9,772,841

EXPENSES
Advisory fees	7,106,309	5,571,067	6,748,469	4,080,552	8,612,454	2,655,720
Service fees - Class I	494,969	210,470	679,043	2,183	1,105,227	157,832
Support services expenses	80,015	67,698	68,012	42,039	92,403	25,339
Custodian fees and expenses	19,458	11,303	158,754	29,991	73,406	91,362
Portfolio accounting fees	115,082	90,614	222,718	72,386	218,133	111,114
Shareholder report expenses	13,324	11,410	11,981	5,150	14,921	11,367
Legal and audit fees	34,545	28,689	25,979	26,523	63,187	16,926
Trustees’ fees	16,598	19,080	18,333	8,363	23,570	5,095
Interest expense	5,652	4,435	11,075	19,212	8,905	1,935
Offering expenses	—	—	—	9,986	—	—
Other	25,060	21,783	29,805	8,512	32,618	13,041
Total Expenses	7,911,012	6,036,549	7,974,169	4,304,897	10,244,824	3,089,731
Advisory Fee Waiver	(747,644)	—	—	—	(333,323)	(46,866)
Net Expenses	7,163,368	6,036,549	7,974,169	4,304,897	9,911,501	3,042,865
NET INVESTMENT INCOME (LOSS)	19,104,353	15,622,229	7,086,983	4,616,581	14,753,818	6,729,976

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	82,319,744	107,589,122	(32,457,130)	(60,925,454)	15,933,126	(10,133,056)
Foreign currency transactions	(10,098)	—	(376,151)	(335,974)	(204,732)	(510,608)
Forward foreign currency contract transactions	6,362,536	—	—	—	—	—
Futures contract transactions	—	—	5,829,726	—	—	384,704
Net Realized Gain (Loss)	88,672,182	107,589,122	(27,003,555)	(61,261,428)	15,728,394	(10,258,960)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	(114,056,958)	(152,399,291)	(287,932,411)	(94,644,628)	(228,045,454)	(53,650,695)
Foreign currencies	(12,312)	—	1,138	(2,345)	(346,570)	(49,478)
Forward foreign currency contracts	983,304	—	—	—	—	—
Change in Net Unrealized Appreciation (Depreciation)	(113,085,966)	(152,399,291)	(287,931,273)	(94,646,973)	(228,392,024)	(53,700,173)
NET GAIN (LOSS)	(24,413,784)	(44,810,169)	(314,934,828)	(155,908,401)	(212,663,630)	(63,959,133)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($5,309,431)	($29,187,940)	($307,847,845)	($151,291,820)	($197,909,812)	($57,229,157)

Foreign taxes withheld on dividends and interest	$437,103	$32,998	$1,866,013	$1,125,820	$3,263,315	$841,948
Foreign capital gains tax withheld	—	—	2,881,011	—	318,566	—
Change in deferred foreign capital gains tax	—	—	(4,339,254)	—	(438,063)	—

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2022

	International Value Portfolio	Health Sciences Portfolio	Real Estate Portfolio	Technology Portfolio	ESG Diversified Portfolio	ESG Diversified Growth Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$37,335,066	$5,496,138	$11,964,066	$1,043,621	$385,953	$219,177
Interest, net of foreign taxes withheld	218,623	132,907	46,633	118,508	—	—
Total Investment Income	37,553,689	5,629,045	12,010,699	1,162,129	385,953	219,177
EXPENSES
Advisory fees	6,149,885	3,871,760	4,126,459	2,091,049	36,199	23,909
Service fees - Class I	578,850	857,293	488,940	462,561	35,927	22,829
Support services expenses	79,082	34,973	38,682	18,357	1,478	908
Custodian fees and expenses	131,093	8,845	6,185	5,457	—	—
Portfolio accounting fees	237,805	64,338	62,677	49,256	47,249	45,754
Shareholder report expenses	12,286	5,756	6,522	3,165	471	126
Legal and audit fees	52,976	22,539	17,308	7,760	662	409
Trustees’ fees	18,115	7,572	9,133	3,936	297	183
Interest expense	9,857	2,243	5,902	1,291	—	—
Offering expenses	—	—	—	—	7,962	9,986
Other (1)	25,865	12,758	16,534	9,434	10,868	6,136
Total Expenses	7,295,814	4,888,077	4,778,342	2,652,266	141,113	110,240
Advisory Fee Waiver	—	—	(444,124)	—	—	—
Adviser Reimbursement	—	—	—	—	(50,681)	(51,416)
Net Expenses	7,295,814	4,888,077	4,334,218	2,652,266	90,432	58,824
NET INVESTMENT INCOME (LOSS)	30,257,875	740,968	7,676,481	(1,490,137)	295,521	160,353
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	66,915,275	29,791,979	14,862,693	1,912,784	(477,211)	(870,472)
Investment securities from affiliated mutual fund investments					(76,778)	(53,195)
Foreign currency transactions	(912,610)	(58,728)	—	(4,891)	—	—
Forward foreign currency contract transactions	—	179,203	—	—	—	—
Futures contract transactions	317,345	—	—	—	—	—
Purchased option transactions	—	—	—	355,348	—	—
Written option transactions	—	(19,813)	—	—	—	—
Capital gain distributions from mutual fund investments	—	—	—	—	12,543	10,759
Net Realized Gain (Loss)	66,320,010	29,892,641	14,862,693	2,263,241	(541,446)	(912,908)
Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	(108,267,796)	(61,094,879)	(172,234,204)	(113,063,934)	(2,624,089)	(1,236,974)
Investment securities from affiliated mutual fund investments					(330,403)	(61,685)
Foreign currencies	(323,749)	(3,104)	—	(165)	—	—
Forward foreign currency contracts	—	114,218	—	—	—	—
Purchased options	—	—	—	219,088	—	—
Change in Net Unrealized Appreciation (Depreciation)	(108,591,545)	(60,983,765)	(172,234,204)	(112,845,011)	(2,954,492)	(1,298,659)
NET GAIN (LOSS)	(42,271,535)	(31,091,124)	(157,371,511)	(110,581,770)	(3,495,938)	(2,211,567)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($12,013,660)	($30,350,156)	($149,695,030)	($112,071,907)	($3,200,417)	($2,051,214)

Foreign taxes withheld on dividends and interest	$4,212,015	$54,868	$ —	$2,091	$ —	$ —
Foreign capital gains tax withheld	1,844	—	—	—	—	—
Change in deferred foreign capital gains tax	210,233	—	—	—	—	—

(1)	Other expenses for the ESG Diversified and ESG Diversified Growth Portfolios includes $10,574 and $6,136 of transfer agency expenses, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2022

	PSF Avantis Balanced Allocation Portfolio	Pacific Dynamix– Conservative Growth Portfolio	Pacific Dynamix– Moderate Growth Portfolio	Pacific Dynamix– Growth Portfolio	Portfolio Optimization Conservative Portfolio	Portfolio Optimization Moderate- Conservative Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$6,758,823	$—	$—	$—	$—	$—
Total Investment Income	6,758,823	—	—	—	—	—

EXPENSES
Advisory fees	693,971	1,137,333	5,153,027	3,483,105	1,286,367	1,847,885
Distribution and/or service fees — Class D	862,107	—	—	—	—	—
Service fees - Class I	—	1,128,154	5,094,550	3,440,235	2,572,316	3,695,234
Portfolio accounting fees	44,210	44,738	45,190	44,425	51,275	52,203
Support services expenses	27,380	44,822	205,355	140,543	101,049	145,526
Shareholder report expenses	4,576	12,070	34,295	22,761	17,193	24,823
Legal and audit fees	11,692	19,457	88,683	62,251	43,401	62,116
Trustees’ fees	6,848	12,555	56,293	33,585	30,160	43,611
Other	16,715	23,360	61,450	44,189	35,918	47,281
Total Expenses	1,667,499	2,422,489	10,738,843	7,271,094	4,137,679	5,918,679
Advisory Fee Waiver	(33,240)	—	—	—	—	—
Adviser Reimbursement	—	(253,728)	(822,343)	(673,483)	—	—
Net Expenses	1,634,259	2,168,761	9,916,500	6,597,611	4,137,679	5,918,679
NET INVESTMENT INCOME (LOSS)	5,124,564	(2,168,761)	(9,916,500)	(6,597,611)	(4,137,679)	(5,918,679)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	(7,717,422)	—	—	—	—	—
Investment securities from affiliated mutual fund investments	—	22,597,859	124,627,206	47,116,764	54,316,413	111,896,118
Net Realized Gain (Loss)	(7,717,422)	22,597,859	124,627,206	47,116,764	54,316,413	111,896,118

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(56,139,994)	—	—	—	—	—
Investment securities from affiliated mutual fund investments	—	(114,417,071)	(578,813,143)	(363,280,703)	(250,312,451)	(427,894,484)
Change in Net Unrealized Appreciation (Depreciation)	(56,139,994)	(114,417,071)	(578,813,143)	(363,280,703)	(250,312,451)	(427,894,484)
NET GAIN (LOSS)	(63,857,416)	(91,819,212)	(454,185,937)	(316,163,939)	(195,996,038)	(315,998,366)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($58,732,852)	($93,987,973)	($464,102,437)	($322,761,550)	($200,133,717)	($321,917,045)

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2022

	Portfolio Optimization Moderate Portfolio	Portfolio Optimization Growth Portfolio	Portfolio Optimization Aggressive- Growth Portfolio	PD 1-3 Year Corporate Bond Portfolio	PD Aggregate Bond Index Portfolio	PD High Yield Bond Market Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$—	$—	$—	$—	$—	$61
Interest, net of foreign taxes withheld	—	—	—	3,126,599	25,361,333	24,990,971
Total Investment Income	—	—	—	3,126,599	25,361,333	24,991,032

EXPENSES
Advisory fees	7,864,375	7,163,907	1,686,875	317,302	1,531,864	716,340
Service fees - Class I	15,725,540	14,321,286	3,370,926	—	—	—
Support services expenses	622,364	570,559	135,190	14,559	84,965	32,054
Custodian fees and expenses	—	—	—	3,111	69,006	5,734
Portfolio accounting fees	53,145	54,350	53,817	76,541	344,063	165,404
Shareholder report expenses	105,801	96,228	22,635	2,527	14,243	5,559
Legal and audit fees	264,910	242,510	57,425	6,302	37,589	13,609
Trustees’ fees	183,600	164,081	38,290	4,012	20,947	8,075
Interest expense	—	—	—	571	3,507	167
Other	164,135	150,639	44,687	4,668	19,247	9,013
Total Expenses	24,983,870	22,763,560	5,409,845	429,593	2,125,431	955,955
Net Expenses	24,983,870	22,763,560	5,409,845	429,593	2,125,431	955,955
NET INVESTMENT INCOME (LOSS)	(24,983,870)	(22,763,560)	(5,409,845)	2,697,006	23,235,902	24,035,077

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	—	—	—	(3,938,557)	(8,639,861)	(6,114,296)
Investment securities from affiliated mutual fund investments	543,309,733	470,230,735	122,575,278	—	—	—
Net Realized Gain (Loss)	543,309,733	470,230,735	122,575,278	(3,938,557)	(8,639,861)	(6,114,296)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	—	—	—	(6,075,187)	(173,237,655)	(70,992,345)
Investment securities from affiliated mutual fund investments	(1,971,647,849)	(1,881,173,027)	(468,271,758)	—	—	—
Change in Net Unrealized Appreciation (Depreciation)	(1,971,647,849)	(1,881,173,027)	(468,271,758)	(6,075,187)	(173,237,655)	(70,992,345)
NET GAIN (LOSS)	(1,428,338,116)	(1,410,942,292)	(345,696,480)	(10,013,744)	(181,877,516)	(77,106,641)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($1,453,321,986)	($1,433,705,852)	($351,106,325)	($7,316,738)	($158,641,614)	($53,071,564)

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2022

	PD Large-Cap Growth Index Portfolio	PD Large-Cap Value Index Portfolio	PD Mid-Cap Index Portfolio	PD Small-Cap Growth Index Portfolio	PD Small-Cap Value Index Portfolio	PD Emerging Markets Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$8,235,231	$19,528,568	$7,698,487	$581,523	$3,387,689	$4,331,377
Interest, net of foreign taxes withheld	65,118	42,104	21,757	3,970	8,686	44,147
Total Investment Income	8,300,349	19,570,672	7,720,244	585,493	3,396,375	4,375,524

EXPENSES
Advisory fees	1,078,209	1,103,031	609,342	120,397	221,198	642,946
Support services expenses	67,852	70,282	36,937	6,903	12,741	11,803
Custodian fees and expenses	15,043	16,427	14,013	14,056	12,300	346,376
Portfolio accounting fees	95,033	100,420	70,883	43,948	50,893	130,721
Shareholder report expenses	10,854	11,191	6,235	1,227	2,163	2,223
Legal and audit fees	30,618	31,447	15,649	4,597	8,575	8,223
Trustees’ fees	17,260	17,461	7,803	1,615	2,626	3,267
Interest expense	4,524	4,702	2,640	1,772	964	3,461
Licensing fee	56,860	60,639	28,593	7,003	12,602	25,373
Other	13,770	14,768	10,142	3,213	4,273	6,602
Total Expenses	1,390,023	1,430,368	802,237	204,731	328,335	1,180,995
Advisory Fee Waiver	—	—	—	—	—	(396,372)
Net Expenses	1,390,023	1,430,368	802,237	204,731	328,335	784,623
NET INVESTMENT INCOME (LOSS)	6,910,326	18,140,304	6,918,007	380,762	3,068,040	3,590,901

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions, net of foreign capital gains tax withheld	3,653,723	22,519,465	29,356,296	(11,732,540)	7,881,152	2,968,839
Foreign currency transactions	—	—	—	—	—	347,154
Futures contract transactions	(169,637)	(1,307,983)	(156,535)	(117,177)	(306,456)	14,156,520
Net Realized Gain (Loss)	3,484,086	21,211,482	29,199,761	(11,849,717)	7,574,696	17,472,513

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities, net of deferred foreign capital gains tax	(298,922,340)	(111,958,775)	(130,191,750)	(19,512,271)	(35,403,791)	(63,080,254)
Foreign currencies	—	—	—	—	—	(36,825)
Futures contracts	(391,877)	(197,000)	(233,078)	(34,713)	(68,972)	(170,627)
Change in Net Unrealized Appreciation (Depreciation)	(299,314,217)	(112,155,775)	(130,424,828)	(19,546,984)	(35,472,763)	(63,287,706)
NET GAIN (LOSS)	(295,830,131)	(90,944,293)	(101,225,067)	(31,396,701)	(27,898,067)	(45,815,193)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($288,919,805)	($72,803,989)	($94,307,060)	($31,015,939)	($24,830,027)	($42,224,292)

Foreign taxes withheld on dividends and interest	$310	$6,467	$3,097	$1,047	$3,758	$495,218
Foreign capital gains tax withheld	—	—	—	—	—	1,126,326
Change in deferred foreign capital gains tax	—	—	—	—	—	(1,180,943)

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2022

PD International Large-Cap Index Portfolio
INVESTMENT INCOME
Dividends, net of foreign taxes withheld	$20,695,416
Interest, net of foreign taxes withheld	77,882
Total Investment Income	20,773,298

EXPENSES
Advisory fees	1,332,565
Support services expenses	52,723
Custodian fees and expenses	82,884
Portfolio accounting fees	129,324
Shareholder report expenses	8,429
Legal and audit fees	34,547
Trustees’ fees	12,679
Interest expense	6,610
Licensing fee	108,913
Other	13,514
Total Expenses	1,782,188
Advisory Fee Waiver	(370,641)
Net Expenses	1,411,547
NET INVESTMENT INCOME (LOSS)	19,361,751

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net Realized Gain (Loss) on:
Investment security transactions	1,099,148
Foreign currency transactions	(308,346)
Futures contract transactions	(2,478,093)
Net Realized Gain (Loss)	(1,687,291)

Change in Net Unrealized Appreciation (Depreciation) on:
Investment securities	(106,048,478)
Foreign currencies	(121,465)
Futures contracts	(562,400)
Change in Net Unrealized Appreciation (Depreciation)	(106,732,343)
NET GAIN (LOSS)	(108,419,634)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($89,057,883)

Foreign taxes withheld on dividends and interest	$2,044,378

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio
OPERATIONS
Net investment income (loss)	$14,870,014	$12,728,528	$105,395,667	$110,570,531	$38,276,306	$16,467,676
Net realized gain (loss)	(17,799,486)	7,166,657	(513,021,455)	109,163	(7,549,194)	5,275,361
Change in net unrealized appreciation (depreciation)	(68,294,107)	(19,658,831)	(351,439,084)	(173,204,498)	(38,544,812)	(2,586,762)
Net Increase (Decrease) in Net Assets Resulting from Operations	(71,223,579)	236,354	(759,064,872)	(62,524,804)	(7,817,700)	19,156,275
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	8,120,108	9,602,270	276,377,967	178,862,704	61,278,156	49,207,934
Class P	1,100,416	57,971,036	13,008,725	454,585,497	460,836,156	1,763,474
Cost of shares repurchased
Class I	(6,363,405)	(8,973,013)	(111,855,217)	(78,720,570)	(85,636,618)	(27,978,831)
Class P	(123,269,380)	(31,264,284)	(1,719,819,160)	(244,166,905)	(93,071,026)	(119,165,247)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(120,412,261)	27,336,009	(1,542,287,685)	310,560,726	343,406,668	(96,172,670)
NET INCREASE (DECREASE) IN NET ASSETS	(191,635,840)	27,572,363	(2,301,352,557)	248,035,922	335,588,968	(77,016,395)
NET ASSETS
Beginning of Year	637,311,007	609,738,644	4,696,263,120	4,448,227,198	399,157,724	476,174,119
End of Year	$445,675,167	$637,311,007	$2,394,910,563	$4,696,263,120	$734,746,692	$399,157,724

	High Yield Bond Portfolio		Inflation Managed Portfolio		Intermediate Bond Portfolio
OPERATIONS
Net investment income (loss)	$61,356,770	$67,372,556	$48,430,762	$25,905,960	$25,438,120	$14,888,835
Net realized gain (loss)	(20,544,876)	33,225,111	3,692,538	9,711,685	(34,512,699)	(6,988,587)
Change in net unrealized appreciation (depreciation)	(171,051,208)	(28,364,995)	(142,115,718)	(5,820,789)	(163,923,854)	(22,046,501)
Net Increase (Decrease) in Net Assets Resulting from Operations	(130,239,314)	72,232,672	(89,992,418)	29,796,856	(172,998,433)	(14,146,253)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	39,000,543	67,525,499	18,766,148	55,416,643	8,097,414	1,094,485
Class P	71,936,571	14,302,888	278,177,648	13,567,401	561,979,819	234,756,820
Cost of shares repurchased
Class I	(139,720,511)	(76,524,686)	(46,257,198)	(29,304,371)	(435,118)	(204)
Class P	(139,599,945)	(130,311,243)	(38,017,938)	(24,580,311)	(277,157,493)	(57,055,604)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(168,383,342)	(125,007,542)	212,668,660	15,099,362	292,484,622	178,795,497
NET INCREASE (DECREASE) IN NET ASSETS	(298,622,656)	(52,774,870)	122,676,242	44,896,218	119,486,189	164,649,244
NET ASSETS
Beginning of Year	1,318,372,981	1,371,147,851	544,076,037	499,179,819	1,255,302,822	1,090,653,578
End of Year	$1,019,750,325	$1,318,372,981	$666,752,279	$544,076,037	$1,374,789,011	$1,255,302,822

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
	Managed Bond Portfolio		Short Duration Bond Portfolio		Emerging Markets Debt Portfolio
OPERATIONS
Net investment income (loss)	$63,852,017	$52,038,907	$22,953,159	$18,315,998	$17,050,580	$23,090,175
Net realized gain (loss)	(127,596,927)	5,763,373	(21,886,619)	6,865,795	(53,967,824)	(4,502,000)
Change in net unrealized appreciation (depreciation)	(314,672,298)	(89,784,066)	(62,358,337)	(29,780,130)	96,409	(39,329,373)
Net Increase (Decrease) in Net Assets Resulting from Operations	(378,417,208)	(31,981,786)	(61,291,797)	(4,598,337)	(36,820,835)	(20,741,198)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	35,834,933	78,171,699	50,545,969	74,642,201	2,842,259	15,763,941
Class P	560,371,089	9,791,067	30,714,903	36,005,871	4,735,430	217,457,472
Cost of shares repurchased
Class I	(128,122,107)	(95,148,427)	(102,235,114)	(82,917,020)	(67,290,142)	(4,009,578)
Class P	(390,251,746)	(197,707,799)	(201,352,836)	(134,886,349)	(229,243,953)	(24,309,172)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	77,832,169	(204,893,460)	(222,327,078)	(107,155,297)	(288,956,406)	204,902,663
NET INCREASE (DECREASE) IN NET ASSETS	(300,585,039)	(236,875,246)	(283,618,875)	(111,753,634)	(325,777,241)	184,161,465
NET ASSETS
Beginning of Year	2,758,483,154	2,995,358,400	1,435,611,816	1,547,365,450	558,297,955	374,136,490
End of Year	$2,457,898,115	$2,758,483,154	$1,151,992,941	$1,435,611,816	$232,520,714	$558,297,955

	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
OPERATIONS
Net investment income (loss)	$14,134,292	$14,036,410	$54,276,756	$49,002,074	($707,053)	($2,783,963)
Net realized gain (loss)	193,370,702	248,130,089	110,537,124	255,767,544	(107,334,018)	93,447,813
Change in net unrealized appreciation (depreciation)	(387,042,631)	154,391,267	(978,464,473)	729,032,797	(283,895,607)	61,093,154
Net Increase (Decrease) in Net Assets Resulting from Operations	(179,537,637)	416,557,766	(813,650,593)	1,033,802,415	(391,936,678)	151,757,004
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	30,137,514	30,291,348	252,981,477	240,777,976	17,373,971	30,074,127
Class P	2,915,500	1,748,990	178,426,214	35,740,006	483,687,754	499,312,550
Cost of shares repurchased
Class I	(48,260,568)	(41,369,536)	(413,372,432)	(321,981,065)	(31,646,759)	(31,306,866)
Class P	(337,220,392)	(443,625,180)	(54,826,967)	(385,649,610)	(9,620,288)	(97,536,419)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(352,427,946)	(452,954,378)	(36,791,708)	(431,112,693)	459,794,678	400,543,392
NET INCREASE (DECREASE) IN NET ASSETS	(531,965,583)	(36,396,612)	(850,442,301)	602,689,722	67,858,000	552,300,396
NET ASSETS
Beginning of Year	1,846,648,375	1,883,044,987	4,510,318,213	3,907,628,491	843,632,235	291,331,839
End of Year	$1,314,682,792	$1,846,648,375	$3,659,875,912	$4,510,318,213	$911,490,235	$843,632,235

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021 (1)	Year Ended December 31, 2022	Year Ended December 31, 2021
	Growth Portfolio		Hedged Equity Portfolio		Large-Cap Core Portfolio
OPERATIONS
Net investment income (loss)	($667,095)	($5,887,626)	$777,018	$121,835	$11,794,478	$10,924,706
Net realized gain (loss)	176,401,642	387,301,644	9,096,072	(2,864,801)	63,861,060	272,732,724
Change in net unrealized appreciation (depreciation)	(785,584,310)	76,098,254	(15,828,113)	4,719,470	(334,531,305)	(8,759,075)
Net Increase (Decrease) in Net Assets Resulting from Operations	(609,849,763)	457,512,272	(5,955,023)	1,976,504	(258,875,767)	274,898,355
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	49,956,042	67,359,558	113,180,536	59,946,358	8,382,156	5,513,184
Class P	7,171,296	6,307,216	3,498,840	654,562	243,871,787	1,136,159
Cost of shares repurchased
Class I	(111,367,962)	(92,046,000)	(9,843,031)	(3,214,202)	(58,107,935)	(80,504,475)
Class P	(364,927,580)	(549,631,822)	(426,749)	(35,934)	(28,481,905)	(292,520,248)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(419,168,204)	(568,011,048)	106,409,596	57,350,784	165,664,103	(366,375,380)
NET INCREASE (DECREASE) IN NET ASSETS	(1,029,017,967)	(110,498,776)	100,454,573	59,327,288	(93,211,664)	(91,477,025)
NET ASSETS
Beginning of Year or Period	2,218,968,698	2,329,467,474	59,327,288	—	1,112,359,137	1,203,836,162
End of Year or Period	$1,189,950,731	$2,218,968,698	$159,781,861	$59,327,288	$1,019,147,473	$1,112,359,137

	Large-Cap Growth Portfolio		Large-Cap Value Portfolio		Mid-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	($399,587)	($4,014,568)	$16,697,624	$16,438,418	$7,995,184	$2,529,693
Net realized gain (loss)	(1,081,587)	383,396,387	47,815,404	293,828,728	(8,977,356)	236,709,426
Change in net unrealized appreciation (depreciation)	(471,641,885)	(153,237,568)	(152,526,019)	23,191,340	(128,270,583)	(112,107,617)
Net Increase (Decrease) in Net Assets Resulting from Operations	(473,123,059)	226,144,251	(88,012,991)	333,458,486	(129,252,755)	127,131,502
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	17,913,055	55,753,605	36,979,434	41,501,043	16,898,065	28,582,485
Class P	71,712,334	3,355,513	21,664,949	3,567,084	1,484,832	1,507,788
Cost of shares repurchased
Class I	(35,011,037)	(96,633,645)	(49,097,025)	(46,667,404)	(31,035,106)	(58,215,631)
Class P	(23,207,366)	(516,208,908)	(138,592,936)	(581,378,622)	(73,246,711)	(102,101,126)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	31,406,986	(553,733,435)	(129,045,578)	(582,977,899)	(85,898,920)	(130,226,484)
NET INCREASE (DECREASE) IN NET ASSETS	(441,716,073)	(327,589,184)	(217,058,569)	(249,519,413)	(215,151,675)	(3,094,982)
NET ASSETS
Beginning of Year	1,225,797,540	1,553,386,724	1,343,738,608	1,593,258,021	816,150,498	819,245,480
End of Year	$784,081,467	$1,225,797,540	$1,126,680,039	$1,343,738,608	$600,998,823	$816,150,498

(1)	Operations commenced on April 30, 2021.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
	Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
OPERATIONS
Net investment income (loss)	($2,925,285)	($5,485,553)	$8,045,628	$6,471,000	$3,561,801	$4,214,740
Net realized gain (loss)	90,234,318	182,244,298	90,956,871	93,663,151	12,603,123	40,226,224
Change in net unrealized appreciation (depreciation)	(465,833,465)	18,438,988	(154,339,026)	108,089,787	(64,750,755)	10,357,931
Net Increase (Decrease) in Net Assets Resulting from Operations	(378,524,432)	195,197,733	(55,336,527)	208,223,938	(48,585,831)	54,798,895
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	26,522,473	74,191,847	14,408,977	35,581,430	8,542,434	27,595,612
Class P	6,118,276	242,669,097	3,245,393	2,584,051	2,043,740	254,331,152
Cost of shares repurchased
Class I	(62,343,872)	(81,759,026)	(24,462,389)	(23,587,376)	(18,209,752)	(23,526,844)
Class P	(76,855,207)	(152,165,904)	(153,485,538)	(196,792,912)	(122,872,096)	(27,028,513)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(106,558,330)	82,936,014	(160,293,557)	(182,214,807)	(130,495,674)	231,371,407
NET INCREASE (DECREASE) IN NET ASSETS	(485,082,762)	278,133,747	(215,630,084)	26,009,131	(179,081,505)	286,170,302
NET ASSETS
Beginning of Year	1,290,644,640	1,012,510,893	866,023,610	840,014,479	477,463,059	191,292,757
End of Year	$805,561,878	$1,290,644,640	$650,393,526	$866,023,610	$298,381,554	$477,463,059

	Small-Cap Growth Portfolio		Small-Cap Index Portfolio		Small-Cap Value Portfolio
OPERATIONS
Net investment income (loss)	($230,858)	($1,203,827)	$6,908,818	$5,968,531	$4,486,721	$3,114,171
Net realized gain (loss)	(26,817,342)	75,709,379	12,302,224	96,362,048	46,404,207	67,904,895
Change in net unrealized appreciation (depreciation)	(71,340,202)	(68,118,355)	(195,977,161)	8,965,204	(140,235,903)	48,220,289
Net Increase (Decrease) in Net Assets Resulting from Operations	(98,388,402)	6,387,197	(176,766,119)	111,295,783	(89,344,975)	119,239,355
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	16,752,403	19,004,224	33,031,649	95,167,660	12,528,064	44,726,357
Class P	78,645,860	129,942	22,785,502	11,804,818	2,992,258	248,860,154
Cost of shares repurchased
Class I	(13,240,577)	(27,403,421)	(62,668,979)	(119,521,958)	(40,764,395)	(46,614,034)
Class P	(4,306,318)	(24,104,791)	(27,554,884)	(39,252,877)	(118,330,282)	(40,451,086)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	77,851,368	(32,374,046)	(34,406,712)	(51,802,357)	(143,574,355)	206,521,391
NET INCREASE (DECREASE) IN NET ASSETS	(20,537,034)	(25,986,849)	(211,172,831)	59,493,426	(232,919,330)	325,760,746
NET ASSETS
Beginning of Year	282,136,933	308,123,782	856,130,187	796,636,761	634,161,462	308,400,716
End of Year	$261,599,899	$282,136,933	$644,957,356	$856,130,187	$401,242,132	$634,161,462

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
	Value Portfolio		Value Advantage Portfolio		Emerging Markets Portfolio
OPERATIONS
Net investment income (loss)	$19,104,353	$18,636,581	$15,622,229	$14,878,068	$7,086,983	$7,861,051
Net realized gain (loss)	88,672,182	124,341,243	107,589,122	191,119,555	(27,003,555)	142,975,740
Change in net unrealized appreciation (depreciation)	(113,085,966)	62,662,999	(152,399,291)	67,699,019	(287,931,273)	(267,082,995)
Net Increase (Decrease) in Net Assets Resulting from Operations	(5,309,431)	205,640,823	(29,187,940)	273,696,642	(307,847,845)	(116,246,204)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	18,989,216	6,585,546	34,137,353	38,281,450	32,999,369	40,565,078
Class P	4,670,281	334,113,359	3,811,409	2,106,367	6,739,242	21,904,881
Cost of shares repurchased
Class I	(33,269,451)	(33,691,531)	(17,396,112)	(15,464,820)	(31,441,402)	(47,317,478)
Class P	(237,539,510)	(123,411,217)	(284,269,754)	(335,240,115)	(374,949,933)	(111,616,004)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(247,149,464)	183,596,157	(263,717,104)	(310,317,118)	(366,652,724)	(96,463,523)
NET INCREASE (DECREASE) IN NET ASSETS	(252,458,895)	389,236,980	(292,905,044)	(36,620,476)	(674,500,569)	(212,709,727)
NET ASSETS
Beginning of Year	1,178,827,385	789,590,405	1,049,572,131	1,086,192,607	1,369,584,049	1,582,293,776
End of Year	$926,368,490	$1,178,827,385	$756,667,087	$1,049,572,131	$695,083,480	$1,369,584,049

	International Growth Portfolio		International Large-Cap Portfolio		International Small-Cap Portfolio
OPERATIONS
Net investment income (loss)	$4,616,581	$47,252	$14,753,818	$20,901,439	$6,729,976	$5,874,268
Net realized gain (loss)	(61,261,428)	(540,947)	15,728,394	221,995,292	(10,258,960)	86,335,116
Change in net unrealized appreciation (depreciation)	(94,646,973)	(5,258,833)	(228,392,024)	(13,231,937)	(53,700,173)	(55,469,040)
Net Increase (Decrease) in Net Assets Resulting from Operations	(151,291,820)	(5,752,528)	(197,909,812)	229,664,794	(57,229,157)	36,740,344
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	1,606,740	527,204	29,065,017	39,404,502	3,682,581	9,066,507
Class P	26,022,398	722,821,518	61,062,285	12,563,183	128,841,669	475,269
Cost of shares repurchased
Class I	(298,163)	(150)	(56,311,804)	(96,129,671)	(7,434,969)	(16,596,061)
Class P	(78,358,459)	(5,370,222)	(84,395,635)	(565,336,665)	(18,206,149)	(35,801,682)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(51,027,484)	717,978,350	(50,580,137)	(609,498,651)	106,883,132	(42,855,967)
NET INCREASE (DECREASE) IN NET ASSETS	(202,319,304)	712,225,822	(248,489,949)	(379,833,857)	49,653,975	(6,115,623)
NET ASSETS
Beginning of Year or Period	712,225,822	—	1,303,085,219	1,682,919,076	269,944,687	276,060,310
End of Year or Period	$509,906,518	$712,225,822	$1,054,595,270	$1,303,085,219	$319,598,662	$269,944,687

(1)	Operations commenced on October 29, 2021.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
	International Value Portfolio		Health Sciences Portfolio		Real Estate Portfolio
OPERATIONS
Net investment income (loss)	$30,257,875	$30,123,483	$740,968	($177,807)	$7,676,481	($2,967,584)
Net realized gain (loss)	66,320,010	57,170,722	29,892,641	79,155,565	14,862,693	53,844,662
Change in net unrealized appreciation (depreciation)	(108,591,545)	165,298,209	(60,983,765)	(23,587,164)	(172,234,204)	121,793,772
Net Increase (Decrease) in Net Assets Resulting from Operations	(12,013,660)	252,592,414	(30,350,156)	55,390,594	(149,695,030)	172,670,850
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	14,962,326	19,846,293	14,119,840	26,810,814	9,058,765	18,933,855
Class P	274,373,729	2,299,234	650,280	928,818	89,830,125	61,112
Cost of shares repurchased
Class I	(35,143,031)	(33,732,523)	(51,905,770)	(43,934,309)	(36,614,250)	(46,416,502)
Class P	(134,314,387)	(723,399,881)	(219,673)	(83,879)	(16,124,157)	(81,073,017)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	119,878,637	(734,986,877)	(37,355,323)	(16,278,556)	46,150,483	(108,494,552)
NET INCREASE (DECREASE) IN NET ASSETS	107,864,977	(482,394,463)	(67,705,479)	39,112,038	(103,544,547)	64,176,298
NET ASSETS
Beginning of Year	855,023,270	1,337,417,733	494,186,993	455,074,955	542,498,498	478,322,200
End of Year	$962,888,247	$855,023,270	$426,481,514	$494,186,993	$438,953,951	$542,498,498

	Technology Portfolio		ESG Diversified Portfolio		ESG Diversified Growth Portfolio
OPERATIONS
Net investment income (loss)	($1,490,137)	($2,522,302)	$295,521	$105,693	$160,353	$100,147
Net realized gain (loss)	2,263,241	53,076,718	(541,446)	182,180	(912,908)	110,755
Change in net unrealized appreciation (depreciation)	(112,845,011)	(12,708,577)	(2,954,492)	652,871	(1,298,659)	(70,095)
Net Increase (Decrease) in Net Assets Resulting from Operations	(112,071,907)	37,845,839	(3,200,417)	940,744	(2,051,214)	140,807
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	31,911,393	39,379,903	5,996,354	16,478,690	936,099	12,718,117
Class P	478,814	784,888	493,304	111,433	3,085,457	100,000
Cost of shares repurchased
Class I	(31,725,994)	(55,515,598)	(385,497)	(593,578)	(134,352)	(85,546)
Class P	(96,085)	(150,610)	(7,881)	(4,985)	(2,974,244)	–
Net Increase (Decrease) in Net Assets from Capital Share Transactions	568,128	(15,501,417)	6,096,280	15,991,560	912,960	12,732,571
NET INCREASE (DECREASE) IN NET ASSETS	(111,503,779)	22,344,422	2,895,863	16,932,304	(1,138,254)	12,873,378
NET ASSETS
Beginning of Year or Period	309,956,304	287,611,882	16,932,304	–	12,873,378	–
End of Year or Period	$198,452,525	$309,956,304	$19,828,167	$16,932,304	$11,735,124	$12,873,378

(1)	Operations commenced on April 30, 2021.
(2)	Operations commenced on October 29, 2021.

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
	PSF Avantis Balanced Allocation Portfolio		Pacific Dynamix–Conservative Growth Portfolio		Pacific Dynamix–Moderate Growth Portfolio
OPERATIONS
Net investment income (loss)	$5,124,564	$4,532,769	($2,168,761)	($2,514,472)	($9,916,500)	($11,047,644)
Net realized gain (loss)	(7,717,422)	22,638,946	22,597,859	48,514,238	124,627,206	213,733,739
Change in net unrealized appreciation (depreciation)	(56,139,994)	13,547,110	(114,417,071)	(5,454,484)	(578,813,143)	84,437,892
Net Increase (Decrease) in Net Assets Resulting from Operations	(58,732,852)	40,718,825	(93,987,973)	40,545,282	(464,102,437)	287,123,987
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class D	21,338,907	59,698,695
Class I			19,275,314	48,496,579	31,341,142	93,205,925
Class P	1,341,656	1,880,331	4,648,572	2,809,874	24,902,830	25,004,541
Cost of shares repurchased
Class D	(34,393,895)	(16,170,264)
Class I			(66,828,208)	(80,299,128)	(181,394,678)	(151,947,807)
Class P	(255,472)	(105,802)	(779,092)	(452,453)	(6,676,459)	(4,904,786)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,968,804)	45,302,960	(43,683,414)	(29,445,128)	(131,827,165)	(38,642,127)
NET INCREASE (DECREASE) IN NET ASSETS	(70,701,656)	86,021,785	(137,671,387)	11,100,154	(595,929,602)	248,481,860
NET ASSETS
Beginning of Year	396,401,567	310,379,782	655,974,588	644,874,434	2,984,049,239	2,735,567,379
End of Year	$325,699,911	$396,401,567	$518,303,201	$655,974,588	$2,388,119,637	$2,984,049,239

	Pacific Dynamix–Growth Portfolio		Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate-Conservative Portfolio
OPERATIONS
Net investment income (loss)	($6,597,611)	($5,965,505)	($4,137,679)	($5,022,106)	($5,918,679)	($7,312,688)
Net realized gain (loss)	47,116,764	80,843,018	54,316,413	96,296,016	111,896,118	188,235,116
Change in net unrealized appreciation (depreciation)	(363,280,703)	124,143,533	(250,312,451)	(57,482,450)	(427,894,484)	(39,716,887)
Net Increase (Decrease) in Net Assets Resulting from Operations	(322,761,550)	199,021,046	(200,133,717)	33,791,460	(321,917,045)	141,205,541
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	236,328,214	396,260,794	77,833,869	83,590,531	14,258,340	12,065,865
Class P	15,300,688	15,622,924	11,534	51,435	24,095	6,427
Cost of shares repurchased
Class I	(50,486,101)	(30,924,536)	(207,777,708)	(298,342,656)	(268,114,948)	(293,620,467)
Class P	(2,952,464)	(2,028,687)	(3,466)	(2,712)	(15,782)	(5,325)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	198,190,337	378,930,495	(129,935,771)	(214,703,402)	(253,848,295)	(281,553,500)
NET INCREASE (DECREASE) IN NET ASSETS	(124,571,213)	577,951,541	(330,069,488)	(180,911,942)	(575,765,340)	(140,347,959)
NET ASSETS
Beginning of Year	1,848,319,145	1,270,367,604	1,496,431,734	1,677,343,676	2,226,322,754	2,366,670,713
End of Year	$1,723,747,932	$1,848,319,145	$1,166,362,246	$1,496,431,734	$1,650,557,414	$2,226,322,754

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
	Portfolio Optimization Moderate Portfolio		Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive-Growth Portfolio
OPERATIONS
Net investment income (loss)	($24,983,870)	($30,719,995)	($22,763,560)	($27,619,265)	($5,409,845)	($6,471,006)
Net realized gain (loss)	543,309,733	873,879,036	470,230,735	863,643,953	122,575,278	199,360,846
Change in net unrealized appreciation (depreciation)	(1,971,647,849)	16,650,968	(1,881,173,027)	243,227,961	(468,271,758)	102,783,156
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,453,321,986)	859,810,009	(1,433,705,852)	1,079,252,649	(351,106,325)	295,672,996
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares
Class I	6,356,127	27,125,617	8,806,845	15,289,096	11,438,658	25,961,216
Class P	261,798	228,290	1,896,108	1,111,959	1,574,362	552,009
Cost of shares repurchased
Class I	(991,933,363)	(1,218,874,254)	(782,233,794)	(1,023,265,743)	(163,126,367)	(244,568,977)
Class P	(108,123)	(57,270)	(1,148,162)	(178,397)	(79,617)	(78,169)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(985,423,561)	(1,191,577,617)	(772,679,003)	(1,007,043,085)	(150,192,964)	(218,133,921)
NET INCREASE (DECREASE) IN NET ASSETS	(2,438,745,547)	(331,767,608)	(2,206,384,855)	72,209,564	(501,299,289)	77,539,075
NET ASSETS
Beginning of Year	9,509,348,625	9,841,116,233	8,692,377,033	8,620,167,469	2,040,280,993	1,962,741,918
End of Year	$7,070,603,078	$9,509,348,625	$6,485,992,178	$8,692,377,033	$1,538,981,704	$2,040,280,993

	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio
OPERATIONS
Net investment income (loss)	$2,697,006	$2,246,681	$23,235,902	$17,265,231	$24,035,077	$26,495,360
Net realized gain (loss)	(3,938,557)	1,460,892	(8,639,861)	2,388,313	(6,114,296)	6,516,357
Change in net unrealized appreciation (depreciation)	(6,075,187)	(4,571,440)	(173,237,655)	(36,670,055)	(70,992,345)	(7,769,375)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,316,738)	(863,867)	(158,641,614)	(17,016,511)	(53,071,564)	25,242,342
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	20,789,713	22,770,330	108,072,024	193,925,359	9,919,578	73,355,050
Cost of shares repurchased - Class P	(77,628,544)	(8,415,209)	(82,580,056)	(12,398,044)	(139,070,208)	(9,047,150)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(56,838,831)	14,355,121	25,491,968	181,527,315	(129,150,630)	64,307,900
NET INCREASE (DECREASE) IN NET ASSETS	(64,155,569)	13,491,254	(133,149,646)	164,510,804	(182,222,194)	89,550,242
NET ASSETS
Beginning of Year	232,787,657	219,296,403	1,159,625,876	995,115,072	544,500,778	454,950,536
End of Year	$168,632,088	$232,787,657	$1,026,476,230	$1,159,625,876	$362,278,584	$544,500,778

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Mid-Cap Index Portfolio
OPERATIONS
Net investment income (loss)	$6,910,326	$4,247,421	$18,140,304	$14,226,178	$6,918,007	$6,375,718
Net realized gain (loss)	3,484,086	198,800,439	21,211,482	86,818,552	29,199,761	18,770,372
Change in net unrealized appreciation (depreciation)	(299,314,217)	(34,067,661)	(112,155,775)	72,376,595	(130,424,828)	77,846,022
Net Increase (Decrease) in Net Assets Resulting from Operations	(288,919,805)	168,980,199	(72,803,989)	173,421,325	(94,307,060)	102,992,112
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	389,581,208	43,041,440	201,049,175	59,462,587	25,596,353	143,887,846
Cost of shares repurchased - Class P	(12,895,245)	(292,861,535)	(55,487,848)	(216,637,095)	(141,725,658)	(29,020,415)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	376,685,963	(249,820,095)	145,561,327	(157,174,508)	(116,129,305)	114,867,431
NET INCREASE (DECREASE) IN NET ASSETS	87,766,158	(80,839,896)	72,757,338	16,246,817	(210,436,365)	217,859,543
NET ASSETS
Beginning of Year	751,235,523	832,075,419	805,209,292	788,962,475	619,835,412	401,975,869
End of Year	$839,001,681	$751,235,523	$877,966,630	$805,209,292	$409,399,047	$619,835,412

	PD Small-Cap Growth Index Portfolio		PD Small-Cap Value Index Portfolio		PD Emerging Markets Index Portfolio
OPERATIONS
Net investment income (loss)	$380,762	$463,054	$3,068,040	$2,950,987	$3,590,901	$5,288,687
Net realized gain (loss)	(11,849,717)	9,723,180	7,574,696	13,302,198	17,472,513	22,325,769
Change in net unrealized appreciation (depreciation)	(19,546,984)	(11,790,993)	(35,472,763)	952,861	(63,287,706)	(33,382,673)
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,015,939)	(1,604,759)	(24,830,027)	17,206,046	(42,224,292)	(5,768,217)
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	13,792,620	104,526,950	8,746,976	168,187,790	9,020,707	82,800,207
Cost of shares repurchased - Class P	(65,288,538)	(6,557,152)	(69,387,427)	(10,240,682)	(171,666,904)	(13,769,707)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(51,495,918)	97,969,798	(60,640,451)	157,947,108	(162,646,197)	69,030,500
NET INCREASE (DECREASE) IN NET ASSETS	(82,511,857)	96,365,039	(85,470,478)	175,153,154	(204,870,489)	63,262,283
NET ASSETS
Beginning of Year	150,529,727	54,164,688	222,502,872	47,349,718	308,380,943	245,118,660
End of Year	$68,017,870	$150,529,727	$137,032,394	$222,502,872	$103,510,454	$308,380,943

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021
	PD International Large-Cap Index Portfolio
OPERATIONS
Net investment income (loss)	$19,361,751	$17,145,063
Net realized gain (loss)	(1,687,291)	66,779,974
Change in net unrealized appreciation (depreciation)	(106,732,343)	(282,706)
Net Increase (Decrease) in Net Assets Resulting from Operations	(89,057,883)	83,642,331
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares - Class P	71,983,901	71,875,816
Cost of shares repurchased - Class P	(38,690,996)	(72,970,708)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	33,292,905	(1,094,892)
NET INCREASE (DECREASE) IN NET ASSETS	(55,764,978)	82,547,439
NET ASSETS
Beginning of Year	695,602,724	613,055,285
End of Year	$639,837,746	$695,602,724

See Notes to Financial Statements

PACIFIC SELECT FUND

STATEMENT OF CASH FLOWS (1)

FOR THE YEAR ENDED DECEMBER 31, 2022

Inflation Managed Portfolio
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets from operations	($89,992,418)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operation activities:
Purchases of long-term securities	(436,365,032)
Proceeds from disposition of long-term securities	356,081,051
Proceeds (purchases) of short-term securities, net	16,206,373
Proceeds (purchases) from foreign currency transactions	8,719,446
(Increase) decrease in dividends and interest receivable	(632,014)
(Increase) decrease in receivable for securities sold	(62,611,664)
(Increase) decrease in swap agreements	1,275
(Increase) decrease in variation margin on futures contracts	(523,767)
(Increase) decrease in variation margin on swap agreements	(983,081)
(Increase) decrease in prepaid expenses and other assets	42,211
Increase (decrease) in payable for securities purchased	(15,222,952)
Increase (decrease) in payable due to custodian	823,187
Increase (decrease) in payable due to brokers	(315,000)
Increase (decrease) in accrued advisory fees	46,412
Increase (decrease) in accrued service fees	31,984
Increase (decrease) in accrued support service expenses	5,708
Increase (decrease) in accrued custodian and portfolio accounting fees	22,421
Increase (decrease) in accrued shareholder report expenses	4,332
Increase (decrease) in accrued trustees’ fees and deferred compensation	(6,572)
Increase (decrease) in accrued dividends and/or interest payable	(1,043)
Increase (decrease) in accrued other	4,161
Change in net unrealized (appreciation) depreciation on investments securities	139,402,904
Change in net unrealized (appreciation) depreciation on foreign currencies	(158,541)
Change in net unrealized (appreciation) depreciation on forward foreign currency contracts	1,391,201
Change in net unrealized (appreciation) depreciation on purchased options	434,953
Change in net unrealized (appreciation) depreciation on swaps (2)	2,085,507
Change in net unrealized (appreciation) depreciation on written options	(24,749)
Net realized (gain) loss on investment securities	14,547,053
Net realized (gain) loss on foreign currencies	882,086
Net realized (gain) loss on forward foreign currency contracts	(9,442,991)
Net realized (gain) loss on written options	(210,634)
Net amortization on investments	(43,676,532)
Net cash provided by operating activities (3)	(119,434,725)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	297,292,743
Payments on shares redeemed	(84,176,704)
Increase (decrease) in payable for reverse repurchase agreements	(34,537,500)
Proceeds from sale-buyback financing activities	7,379,112,841
Payment on sale-buyback financing transactions	(7,439,158,808)

Net cash provided by (used in) financing activities	118,532,572

NET (INCREASE) DECREASE IN CASH AND FOREIGN CURRENCY	(902,153)

CASH AND FOREIGN CURRENCY:
Beginning of Year	5,471,062
End of Year (4)	$4,568,909

(1)

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amounts shown in the Statement of Cash Flows are the amount included within the Statements of Assets and Liabilities and include cash and foreign currency, if any, on hand at the custodian bank and do not include any short-term investments. The Fund has not met the exemption criteria under the Financial Accounting Standards Board Accounting Standards Codification Topic 230, Statement of Cash Flows, and therefore includes a Statement of Cash Flows. All other portfolios have met the exemption criteria.

(2)	Excludes centrally cleared swaps included in variation margin.
(3)	Interest paid by the Fund was $561,988.
(4)	Includes cash (segregated for derivative investments) for the Fund of $1,675,000.

See Notes to Financial Statements

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Core Income

Class I
2022	$12.67	$0.32	($1.89)	($1.57)	$—	$—	$—	$11.10	0.74%	0.74%	2.82%	(12.40%)	$42,839	88%
2021	12.72	0.23	(0.28)	(0.05)	—	—	—	12.67	0.74%	0.74%	1.80%	(0.39%)	47,044	86%
2020	11.61	0.28	0.83	1.11	—	—	—	12.72	0.74%	0.74%	2.29%	9.58%	46,604	121%
2019	10.46	0.33	0.82	1.15	—	—	—	11.61	0.74%	0.74%	2.98%	10.92%	29,951	78%
2018	10.67	0.33	(0.54)	(0.21)	—	—	—	10.46	0.75%	0.75%	3.10%	(1.94%)	21,244	83%
Class P
2022	12.84	0.35	(1.92)	(1.57)	—	—	—	11.27	0.54%	0.54%	2.96%	(12.23%)	402,836	88%
2021	12.86	0.26	(0.28)	(0.02)	—	—	—	12.84	0.54%	0.54%	2.00%	(0.19%)	590,267	86%
2020	11.72	0.31	0.83	1.14	—	—	—	12.86	0.54%	0.54%	2.53%	9.79%	563,135	121%
2019	10.54	0.36	0.82	1.18	—	—	—	11.72	0.55%	0.55%	3.17%	11.15%	523,920	78%
2018	10.73	0.35	(0.54)	(0.19)	—	—	—	10.54	0.55%	0.55%	3.28%	(1.75%)	294,297	83%
Diversified Bond

Class I
2022	$11.94	$0.31	($2.53)	($2.22)	$—	$—	$—	$9.72	0.65%	0.65%	3.06%	(18.62%)	$603,308	104%
2021	12.17	0.26	(0.49)	(0.23)	—	—	—	11.94	0.64%	0.64%	2.20%	(1.93%)	564,741	106%
2020	11.03	0.30	0.84	1.14	—	—	—	12.17	0.65%	0.65%	2.62%	10.35%	474,148	176%
2019	9.76	0.34	0.93	1.27	—	—	—	11.03	0.65%	0.65%	3.21%	13.00%	568,139	276%
2018	9.90	0.33	(0.47)	(0.14)	—	—	—	9.76	0.65%	0.65%	3.37%	(1.36%)	378,733	260%
Class P
2022	16.20	0.44	(3.43)	(2.99)	—	—	—	13.21	0.45%	0.45%	3.12%	(18.46%)	1,791,603	104%
2021	16.49	0.39	(0.68)	(0.29)	—	—	—	16.20	0.44%	0.44%	2.40%	(1.73%)	4,131,522	106%
2020	14.91	0.44	1.14	1.58	—	—	—	16.49	0.45%	0.45%	2.80%	10.57%	3,974,079	176%
2019	13.17	0.48	1.26	1.74	—	—	—	14.91	0.45%	0.45%	3.41%	13.22%	3,852,139	276%
2018	13.32	0.46	(0.61)	(0.15)	—	—	—	13.17	0.45%	0.45%	3.56%	(1.16%)	2,753,754	260%
Floating Rate Income

Class I
2022	$13.79	$0.71	($0.92)	($0.21)	$—	$—	$—	$13.58	0.91%	0.90%	5.26%	(1.54%)	$241,459	45%
2021	13.18	0.53	0.08	0.61	—	—	—	13.79	0.91%	0.86%	3.91%	4.62%	269,774	104%
2020	12.59	0.49	0.10	0.59	—	—	—	13.18	0.91%	0.86%	3.94%	4.71%	236,995	107%
2019	11.65	0.62	0.32	0.94	—	—	—	12.59	0.93%	0.88%	5.07%	8.11%	250,135	105%
2018	11.65	0.58	(0.58)	—	—	—	—	11.65	0.94%	0.94%	4.86%	(0.03%)	90,147	117%

Class P
2022	14.03	0.78	(0.97)	(0.19)	—	—	—	13.84	0.72%	0.71%	5.68%	(1.35%)	493,288	45%
2021	13.38	0.56	0.09	0.65	—	—	—	14.03	0.71%	0.66%	4.10%	4.83%	129,383	104%
2020	12.76	0.53	0.09	0.62	—	—	—	13.38	0.71%	0.66%	4.19%	4.92%	239,179	107%
2019	11.78	0.66	0.32	0.98	—	—	—	12.76	0.73%	0.68%	5.29%	8.30%	394,144	105%
2018	11.76	0.59	(0.57)	0.02	—	—	—	11.78	0.73%	0.73%	4.92%	0.17%	366,922	117%
High Yield Bond

Class I
2022	$9.89	$0.48	($1.50)	($1.02)	$—	$—	$—	$8.87	0.63%	0.63%	5.31%	(10.35%)	$220,364	33%
2021	9.38	0.47	0.04	0.51	—	—	—	9.89	0.63%	0.63%	4.88%	5.42%	351,557	46%
2020	8.87	0.48	0.03	0.51	—	—	—	9.38	0.63%	0.63%	5.51%	5.74%	342,507	59%
2019	7.78	0.45	0.64	1.09	—	—	—	8.87	0.64%	0.64%	5.32%	13.98%	319,345	59%
2018	8.05	0.42	(0.69)	(0.27)	—	—	—	7.78	0.63%	0.63%	5.27%	(3.27%)	269,670	43%

Class P
2022	10.88	0.55	(1.65)	(1.10)	—	—	—	9.78	0.43%	0.43%	5.52%	(10.17%)	799,387	33%
2021	10.30	0.54	0.04	0.58	—	—	—	10.88	0.43%	0.43%	5.08%	5.63%	966,816	46%
2020	9.72	0.54	0.04	0.58	—	—	—	10.30	0.43%	0.43%	5.72%	5.96%	1,028,641	59%
2019	8.51	0.51	0.70	1.21	—	—	—	9.72	0.44%	0.44%	5.52%	14.21%	864,418	59%
2018	8.78	0.48	(0.75)	(0.27)	—	—	—	8.51	0.43%	0.43%	5.48%	(3.08%)	771,581	43%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Inflation Managed

Class I
2022	$13.21	$0.84	($2.41)	($1.57)	$—	$—	$—	$11.64	0.73%	0.73	% (7)	6.86%	(11.87%)	$269,220	47%
2021	12.50	0.62	0.09	0.71	—	—	—	13.21	0.67%	0.67%		4.88%	5.69%	335,607	115%
2020	11.22	0.12	1.16	1.28	—	—	—	12.50	0.88%	0.88%		0.99%	11.42%	292,256	226%
2019	10.32	0.20	0.70	0.90	—	—	—	11.22	1.93%	1.93%		1.88%	8.64%	278,484	284%
2018	10.55	0.31	(0.54)	(0.23)	—	—	—	10.32	1.56%	1.56%		2.94%	(2.15%)	297,483	256%
Class P
2022	15.08	1.03	(2.80)	(1.77)	—	—	—	13.31	0.53%	0.53	% (7)	7.43%	(11.70%)	397,533	47%
2021	14.24	0.74	0.10	0.84	—	—	—	15.08	0.47%	0.47%		5.09%	5.90%	208,469	115%
2020	12.75	0.15	1.34	1.49	—	—	—	14.24	0.68%	0.68%		1.13%	11.64%	206,924	226%
2019	11.71	0.19	0.85	1.04	—	—	—	12.75	1.73%	1.73%		1.55%	8.86%	158,321	284%
2018	11.95	0.38	(0.62)	(0.24)	—	—	—	11.71	1.36%	1.36%		3.18%	(1.96%)	362,227	256%
Intermediate Bond

Class I
2022	$9.98	$0.19	($1.48)	($1.29)	$—	$—	$—	$8.69	0.63%	0.63%		2.16%	(12.98%)	$8,363	78%
11/01/2021 - 12/31/2021	9.99	0.02	(0.03)	(0.01)	—	—	—	9.98	0.62%	0.62%		1.12%	(0.16%)	1,094	135%
Class P
2022	9.98	0.19	(1.46)	(1.27)	—	—	—	8.71	0.43%	0.43%		2.13%	(12.81%)	1,366,426	78%
2021	10.16	0.12	(0.30)	(0.18)	—	—	—	9.98	0.43%	0.43%		1.20%	(1.70%)	1,254,209	135%
10/23/2020 - 12/31/2020	10.00	0.01	0.15	0.16	—	—	—	10.16	0.45%	0.45%		0.55%	1.57%	1,090,654	82%
Managed Bond

Class I
2022	$14.76	$0.33	($2.40)	($2.07)	$—	$—	$—	$12.69	0.64%	0.63%		2.46%	(14.02%)	$662,633	426%
2021	14.93	0.25	(0.42)	(0.17)	—	—	—	14.76	0.63%	0.62%		1.69%	(1.13%)	871,592	320%
2020	13.78	0.30	0.85	1.15	—	—	—	14.93	0.70%	0.69%		2.04%	8.34%	898,530	574%
2019	12.70	0.38	0.70	1.08	—	—	—	13.78	1.00%	1.00%		2.87%	8.49%	829,816	606%
2018	12.78	0.33	(0.41)	(0.08)	—	—	—	12.70	1.04%	1.04%		2.65%	(0.60%)	840,708	608%
Class P
2022	16.37	0.40	(2.67)	(2.27)	—	—	—	14.10	0.44%	0.43%		2.73%	(13.85%)	1,795,265	426%
2021	16.52	0.31	(0.46)	(0.15)	—	—	—	16.37	0.43%	0.42%		1.89%	(0.93%)	1,886,891	320%
2020	15.22	0.36	0.94	1.30	—	—	—	16.52	0.50%	0.49%		2.23%	8.56%	2,096,829	574%
2019	14.00	0.46	0.76	1.22	—	—	—	15.22	0.80%	0.80%		3.08%	8.71%	2,541,514	606%
2018	14.06	0.39	(0.45)	(0.06)	—	—	—	14.00	0.84%	0.84%		2.83%	(0.40%)	1,456,611	608%
Short Duration Bond

Class I
2022	$10.71	$0.18	($0.67)	($0.49)	$—	$—	$—	$10.22	0.63%	0.63%		1.69%	(4.58%)	$427,005	83%
2021	10.75	0.12	(0.16)	(0.04)	—	—	—	10.71	0.63%	0.63%		1.10%	(0.45%)	501,192	82%
2020	10.37	0.18	0.20	0.38	—	—	—	10.75	0.63%	0.63%		1.72%	3.73%	511,791	83%
2019	9.95	0.24	0.18	0.42	—	—	—	10.37	0.64%	0.64%		2.33%	4.22%	465,453	131%
2018	9.84	0.20	(0.09)	0.11	—	—	—	9.95	0.64%	0.64%		2.00%	1.14%	483,827	101%
Class P
2022	11.20	0.20	(0.69)	(0.49)	—	—	—	10.71	0.43%	0.43%		1.87%	(4.39%)	724,988	83%
2021	11.22	0.15	(0.17)	(0.02)	—	—	—	11.20	0.43%	0.43%		1.30%	(0.25%)	934,420	82%
2020	10.80	0.21	0.21	0.42	—	—	—	11.22	0.43%	0.43%		1.90%	3.94%	1,035,575	83%
2019	10.34	0.27	0.19	0.46	—	—	—	10.80	0.43%	0.43%		2.53%	4.43%	837,740	131%
2018	10.20	0.21	(0.07)	0.14	—	—	—	10.34	0.43%	0.43%		2.07%	1.34%	518,877	101%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets				Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)		Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Emerging Markets Debt

Class I
2022	$12.21	$0.60	($1.76)	($1.16)	$—	$—	$—	$11.05	1.11%	1.06	% (7)	5.31%	(9.27%)	$21,815	103%
2021	12.97	0.53	(1.29)	(0.76)	—	—	—	12.21	1.05%	1.03%		4.20%	(6.12%)	90,598	145%
2020	12.75	0.54	(0.32)	0.22	—	—	—	12.97	1.09%	1.07%		4.54%	1.75%	84,108	82%
2019	11.64	0.68	0.43	1.11	—	—	—	12.75	1.05%	1.03%		5.48%	9.52%	54,255	55%
2018	12.31	0.66	(1.33)	(0.67)	—	—	—	11.64	1.04%	1.04%		5.57%	(5.45%)	45,110	46%

Class P
2022	12.44	0.65	(1.81)	(1.16)	—	—	—	11.28	0.92%	0.87	% (7)	5.68%	(9.08%)	210,706	103%
2021	13.19	0.56	(1.31)	(0.75)	—	—	—	12.44	0.85%	0.82%		4.40%	(5.94%)	467,700	145%
2020	12.94	0.59	(0.34)	0.25	—	—	—	13.19	0.86%	0.84%		4.93%	1.96%	290,029	82%
2019	11.80	0.71	0.43	1.14	—	—	—	12.94	0.85%	0.83%		5.63%	9.74%	716,924	55%
2018	12.45	0.67	(1.32)	(0.65)	—	—	—	11.80	0.84%	0.83%		5.66%	(5.26%)	1,029,570	46%
Dividend Growth

Class I
2022	$36.88	$0.29	($4.16)	($3.87)	$—	$—	$—	$33.01	0.88%	0.88%		0.87%	(10.49%)	$563,348	16%
2021	29.32	0.21	7.35	7.56	—	—	—	36.88	0.87%	0.87%		0.63%	25.80%	649,523	10%
2020	25.85	0.23	3.24	3.47	—	—	—	29.32	0.88%	0.88%		0.92%	13.44%	526,309	28%
2019	19.78	0.25	5.82	6.07	—	—	—	25.85	0.88%	0.88%		1.06%	30.64%	487,210	23%
2018	20.04	0.27	(0.53)	(0.26)	—	—	—	19.78	0.89%	0.89%		1.32%	(1.28%)	373,346	27%

Class P
2022	40.71	0.39	(4.59)	(4.20)	—	—	—	36.51	0.68%	0.68%		1.05%	(10.31%)	751,335	16%
2021	32.30	0.30	8.11	8.41	—	—	—	40.71	0.67%	0.67%		0.84%	26.05%	1,197,125	10%
2020	28.42	0.31	3.57	3.88	—	—	—	32.30	0.68%	0.68%		1.12%	13.66%	1,356,736	28%
2019	21.71	0.32	6.39	6.71	—	—	—	28.42	0.69%	0.69%		1.25%	30.90%	950,491	23%
2018	21.95	0.35	(0.59)	(0.24)	—	—	—	21.71	0.70%	0.70%		1.55%	(1.09%)	502,741	27%
Equity Index

Class I
2022	$119.09	$1.41	($23.21)	($21.80)	$—	$—	$—	$97.29	0.28%	0.28%		1.36%	(18.31%)	$3,072,629	6%
2021	92.77	1.21	25.11	26.32	—	—	—	119.09	0.27%	0.27%		1.14%	28.37%	3,929,164	2%
2020	78.55	1.25	12.97	14.22	—	—	—	92.77	0.28%	0.28%		1.59%	18.11%	3,129,087	7%
2019	59.92	1.22	17.41	18.63	—	—	—	78.55	0.28%	0.28%		1.74%	31.10%	2,672,446	6%
2018	62.89	1.08	(4.05)	(2.97)	—	—	—	59.92	0.28%	0.28%		1.66%	(4.73%)	2,077,180	4%

Class P
2022	123.73	1.68	(24.13)	(22.45)	—	—	—	101.28	0.08%	0.08%		1.57%	(18.15%)	587,247	6%
2021	96.20	1.47	26.06	27.53	—	—	—	123.73	0.07%	0.07%		1.36%	28.63%	581,154	2%
2020	81.29	1.45	13.46	14.91	—	—	—	96.20	0.08%	0.08%		1.79%	18.35%	778,542	7%
2019	61.88	1.40	18.01	19.41	—	—	—	81.29	0.08%	0.08%		1.91%	31.36%	718,257	6%
2018	64.82	1.24	(4.18)	(2.94)	—	—	—	61.88	0.08%	0.08%		1.85%	(4.54%)	391,230	4%
Focused Growth

Class I
2022	$63.04	($0.12)	($21.18)	($21.30)	$—	$—	$—	$41.74	0.95%	0.95%		(0.26%)	(33.80%)	$218,362	43%
2021	52.63	(0.30)	10.71	10.41	—	—	—	63.04	0.95%	0.95%		(0.51%)	19.79%	347,239	44%
2020	38.06	(0.19)	14.76	14.57	—	—	—	52.63	0.97%	0.97%		(0.44%)	38.29%	291,287	42%
2019	28.09	(0.06)	10.03	9.97	—	—	—	38.06	0.97%	0.97%		(0.16%)	35.46%	236,437	40%
2018	26.76	(0.07)	1.40	1.33	—	—	—	28.09	0.97%	0.97%		(0.24%)	4.99%	180,115	41%

Class P
2022	64.49	(0.01)	(21.70)	(21.71)	—	—	—	42.78	0.75%	0.75%		(0.01%)	(33.66%)	693,129	43%
2021	53.73	(0.17)	10.93	10.76	—	—	—	64.49	0.75%	0.75%		(0.28%)	20.03%	496,393	44%
2020	38.77	(0.10)	15.06	14.96	—	—	—	53.73	0.76%	0.76%		(0.23%)	38.58%	45	42%
2019	28.56	0.02	10.19	10.21	—	—	—	38.77	0.76%	0.76%		0.05%	35.75%	33	40%
2018	27.14	(0.01)	1.43	1.42	—	—	—	28.56	0.76%	0.76%		(0.03%)	5.21%	24	41%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Growth

Class I
2022	$64.90	($0.07)	($20.18)	($20.25)	$—	$—	$—	$44.65	0.78%	0.78%	(0.14%)	(31.21%)	$634,578	19%
2021	52.59	(0.23)	12.54	12.31	—	—	—	64.90	0.77%	0.77%	(0.38%)	23.42%	999,552	13%
2020	39.97	(0.12)	12.74	12.62	—	—	—	52.59	0.78%	0.78%	(0.28%)	31.56%	833,240	40%
2019	28.94	(0.04)	11.07	11.03	—	—	—	39.97	0.78%	0.78%	(0.12%)	38.13%	709,513	28%
2018	28.26	(0.02)	0.70	0.68	—	—	—	28.94	0.78%	0.78%	(0.05%)	2.40%	541,763	33%

Class P
2022	70.46	0.03	(21.93)	(21.90)	—	—	—	48.56	0.58%	0.58%	0.05%	(31.07%)	555,373	19%
2021	56.97	(0.12)	13.61	13.49	—	—	—	70.46	0.57%	0.57%	(0.18%)	23.67%	1,219,416	13%
2020	43.22	(0.04)	13.79	13.75	—	—	—	56.97	0.58%	0.58%	(0.08%)	31.82%	1,496,227	40%
2019	31.23	0.03	11.96	11.99	—	—	—	43.22	0.58%	0.58%	0.08%	38.41%	1,244,042	28%
2018	30.43	0.05	0.75	0.80	—	—	—	31.23	0.58%	0.58%	0.14%	2.61%	764,599	33%
Hedged Equity

Class I
2022	$10.55	$0.07	($0.93)	($0.86)	$—	$—	$—	$9.69	0.92%	0.90%	0.72%	(7.95%)	$156,133	29%
04/30/2021 - 12/31/2021	10.00	0.03	0.52	0.55	—	—	—	10.55	1.13%	0.90%	0.48%	5.37%	58,694	34%

Class P
2022	10.57	0.10	(0.95)	(0.85)	—	—	—	9.72	0.72%	0.70%	0.98%	(7.76%)	3,648	29%
04/30/2021 - 12/31/2021	10.00	0.05	0.52	0.57	—	—	—	10.57	0.93%	0.70%	0.70%	5.51%	633	34%
Large-Cap Core

Class I
2022	$68.67	$0.59	($14.75)	($14.16)	$—	$—	$—	$54.51	0.68%	0.68%	1.00%	(20.61%)	$522,329	126%
2021	53.74	0.53	14.40	14.93	—	—	—	68.67	0.67%	0.67%	0.87%	27.76%	715,346	42%
2020	47.17	0.46	6.11	6.57	—	—	—	53.74	0.68%	0.68%	0.99%	13.94%	625,521	56%
2019	35.70	0.51	10.96	11.47	—	—	—	47.17	0.68%	0.68%	1.20%	32.13%	626,936	42%
2018	38.70	0.50	(3.50)	(3.00)	—	—	—	35.70	0.68%	0.68%	1.27%	(7.74%)	533,368	62%

Class P
2022	76.88	0.78	(16.51)	(15.73)	—	—	—	61.15	0.48%	0.48%	1.20%	(20.46%)	496,819	126%
2021	60.05	0.78	16.05	16.83	—	—	—	76.88	0.47%	0.47%	1.14%	28.02%	397,013	42%
2020	52.60	0.61	6.84	7.45	—	—	—	60.05	0.48%	0.48%	1.17%	14.16%	578,315	56%
2019	39.73	0.66	12.21	12.87	—	—	—	52.60	0.48%	0.48%	1.40%	32.40%	459,756	42%
2018	42.98	0.63	(3.88)	(3.25)	—	—	—	39.73	0.48%	0.48%	1.44%	(7.56%)	426,489	62%
Large-Cap Growth

Class I
2022	$24.64	($0.03)	($9.31)	($9.34)	$—	$—	$—	$15.30	0.94%	0.90%	(0.18%)	(37.90%)	$271,862	67%
2021	20.49	(0.10)	4.25	4.15	—	—	—	24.64	0.93%	0.89%	(0.44%)	20.27%	460,251	40%
2020	14.81	(0.07)	5.75	5.68	—	—	—	20.49	0.93%	0.89%	(0.40%)	38.35%	420,994	42%
2019	11.19	(0.04)	3.66	3.62	—	—	—	14.81	0.94%	0.89%	(0.30%)	32.34%	308,203	42%
2018	10.98	(0.01)	0.22	0.21	—	—	—	11.19	0.93%	0.89%	(0.09%)	1.89%	241,246	65%

Class P
2022	29.18	0.01	(11.03)	(11.02)	—	—	—	18.16	0.74%	0.70%	0.03%	(37.77%)	512,220	67%
2021	24.21	(0.06)	5.03	4.97	—	—	—	29.18	0.73%	0.69%	(0.24%)	20.51%	765,546	40%
2020	17.47	(0.04)	6.78	6.74	—	—	—	24.21	0.73%	0.69%	(0.20%)	38.62%	1,132,392	42%
2019	13.17	(0.02)	4.32	4.30	—	—	—	17.47	0.74%	0.69%	(0.10%)	32.61%	1,059,043	42%
2018	12.90	0.02	0.25	0.27	—	—	—	13.17	0.74%	0.69%	0.12%	2.09%	993,572	65%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Large-Cap Value

Class I
2022	$34.40	$0.41	($2.69)	($2.28)	$—	$—	$—	$32.12	0.84%	0.84%	1.28%	(6.63%)	$425,091	9%
2021	27.28	0.33	6.79	7.12	—	—	—	34.40	0.83%	0.83%	1.03%	26.12%	469,171	18%
2020	25.76	0.35	1.17	1.52	—	—	—	27.28	0.83%	0.83%	1.48%	5.87%	376,337	33%
2019	20.05	0.35	5.36	5.71	—	—	—	25.76	0.84%	0.84%	1.52%	28.46%	377,392	10%
2018	22.12	0.30	(2.37)	(2.07)	—	—	—	20.05	0.83%	0.83%	1.36%	(9.35%)	322,823	13%

Class P
2022	37.97	0.52	(2.97)	(2.45)	—	—	—	35.52	0.64%	0.64%	1.47%	(6.44%)	701,589	9%
2021	30.05	0.43	7.49	7.92	—	—	—	37.97	0.63%	0.63%	1.25%	26.37%	874,567	18%
2020	28.32	0.43	1.30	1.73	—	—	—	30.05	0.63%	0.63%	1.65%	6.08%	1,216,921	33%
2019	22.00	0.44	5.88	6.32	—	—	—	28.32	0.64%	0.64%	1.73%	28.72%	833,371	10%
2018	24.23	0.37	(2.60)	(2.23)	—	—	—	22.00	0.63%	0.63%	1.54%	(9.17%)	992,336	13%
Mid-Cap Equity

Class I
2022	$34.18	$0.34	($6.24)	($5.90)	$—	$—	$—	$28.28	0.88%	0.88%	1.12%	(17.26%)	$365,129	154%
2021	29.36	0.07	4.75	4.82	—	—	—	34.18	0.88%	0.88%	0.22%	16.40%	457,508	119%
2020	23.03	0.10	6.23	6.33	—	—	—	29.36	0.88%	0.88%	0.44%	27.51%	420,292	103%
2019	19.06	0.21	3.76	3.97	—	—	—	23.03	0.88%	0.88%	0.97%	20.84%	365,156	166%
2018	21.11	0.14	(2.19)	(2.05)	—	—	—	19.06	0.88%	0.88%	0.64%	(9.72%)	319,749	146%

Class P
2022	42.36	0.49	(7.73)	(7.24)	—	—	—	35.12	0.68%	0.68%	1.30%	(17.09%)	235,870	154%
2021	36.32	0.17	5.87	6.04	—	—	—	42.36	0.68%	0.68%	0.41%	16.63%	358,643	119%
2020	28.42	0.19	7.71	7.90	—	—	—	36.32	0.68%	0.68%	0.67%	27.77%	398,953	103%
2019	23.48	0.32	4.62	4.94	—	—	—	28.42	0.68%	0.68%	1.17%	21.09%	702,213	166%
2018	25.95	0.22	(2.69)	(2.47)	—	—	—	23.48	0.68%	0.68%	0.84%	(9.54%)	480,884	146%
Mid-Cap Growth

Class I
2022	$32.05	($0.11)	($9.74)	($9.85)	$—	$—	$—	$22.20	0.93%	0.91%	(0.44%)	(30.72%)	$344,219	29%
2021	27.47	(0.17)	4.75	4.58	—	—	—	32.05	0.93%	0.90%	(0.56%)	16.67%	541,746	37%
2020	18.30	(0.07)	9.24	9.17	—	—	—	27.47	0.93%	0.91%	(0.34%)	50.14%	474,569	21%
2019	13.22	(0.04)	5.12	5.08	—	—	—	18.30	0.93%	0.91%	(0.27%)	38.45%	367,697	24%
2018	13.19	(0.02)	0.05	0.03	—	—	—	13.22	0.93%	0.90%	(0.17%)	0.16%	280,053	55%

Class P
2022	35.34	(0.06)	(10.75)	(10.81)	—	—	—	24.53	0.73%	0.71%	(0.24%)	(30.59%)	461,342	29%
2021	30.23	(0.12)	5.23	5.11	—	—	—	35.34	0.73%	0.70%	(0.37%)	16.90%	748,898	37%
2020	20.09	(0.03)	10.17	10.14	—	—	—	30.23	0.73%	0.71%	(0.14%)	50.44%	537,942	21%
2019	14.48	(0.01)	5.62	5.61	—	—	—	20.09	0.73%	0.71%	(0.08%)	38.73%	586,278	24%
2018	14.43	— (8)	0.05	0.05	—	—	—	14.48	0.73%	0.71%	0.02%	0.36%	470,124	55%
Mid-Cap Value

Class I
2022	$27.41	$0.25	($2.24)	($1.99)	$—	$—	$—	$25.42	0.93%	0.93%	0.97%	(7.26%)	$130,901	31%
2021	21.58	0.15	5.68	5.83	—	—	—	27.41	0.93%	0.93%	0.60%	27.03%	152,213	22%
2020	20.45	0.18	0.95	1.13	—	—	—	21.58	0.93%	0.93%	1.02%	5.52%	109,677	48%
2019	15.74	0.17	4.54	4.71	—	—	—	20.45	0.93%	0.93%	0.92%	29.94%	119,570	37%
2018	18.47	0.14	(2.87)	(2.73)	—	—	—	15.74	0.92%	0.92%	0.77%	(14.79%)	94,015	56%

Class P
2022	40.77	0.44	(3.32)	(2.88)	—	—	—	37.89	0.73%	0.73%	1.16%	(7.08%)	519,493	31%
2021	32.03	0.29	8.45	8.74	—	—	—	40.77	0.73%	0.73%	0.78%	27.29%	713,811	22%
2020	30.30	0.33	1.40	1.73	—	—	—	32.03	0.73%	0.73%	1.23%	5.73%	730,338	48%
2019	23.27	0.30	6.73	7.03	—	—	—	30.30	0.73%	0.73%	1.10%	30.20%	910,059	37%
2018	27.26	0.25	(4.24)	(3.99)	—	—	—	23.27	0.71%	0.71%	0.94%	(14.62%)	973,693	56%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Small-Cap Equity

Class I
2022	$30.21	$0.25	($4.16)	($3.91)	$—	$—	$—	$26.30	1.01%	0.91%	0.91%	(12.92%)	$90,420	39%
2021	23.89	0.25	6.07	6.32	—	—	—	30.21	1.00%	0.90%	0.87%	26.46%	114,214	51%
2020	22.66	0.25	0.98	1.23	—	—	—	23.89	1.03%	0.93%	1.29%	5.42%	87,097	46%
2019	18.28	0.29	4.09	4.38	—	—	—	22.66	1.02%	0.92%	1.40%	23.96%	84,882	39%
2018	20.99	0.23	(2.94)	(2.71)	—	—	—	18.28	1.02%	0.92%	1.09%	(12.91%)	70,229	35%

Class P
2022	39.62	0.39	(5.44)	(5.05)	—	—	—	34.57	0.81%	0.71%	1.07%	(12.74%)	207,962	39%
2021	31.27	0.41	7.94	8.35	—	—	—	39.62	0.80%	0.70%	1.06%	26.71%	363,249	51%
2020	29.60	0.37	1.30	1.67	—	—	—	31.27	0.83%	0.73%	1.46%	5.63%	104,196	46%
2019	23.83	0.43	5.34	5.77	—	—	—	29.60	0.82%	0.72%	1.60%	24.21%	168,886	39%
2018	27.31	0.35	(3.83)	(3.48)	—	—	—	23.83	0.82%	0.72%	1.26%	(12.74%)	167,917	35%
Small-Cap Growth

Class I
2022	$33.44	($0.05)	($9.96)	($10.01)	$—	$—	$—	$23.43	0.84%	0.84%	(0.19%)	(29.92%)	$145,705	50%
2021	32.88	(0.16)	0.72	0.56	—	—	—	33.44	0.84%	0.84%	(0.46%)	1.69%	204,086	79%
2020	21.14	(0.09)	11.83	11.74	—	—	—	32.88	0.84%	0.84%	(0.36%)	55.58%	208,805	175%
2019	16.02	(0.15)	5.27	5.12	—	—	—	21.14	0.84%	0.84%	(0.72%)	31.90%	155,017	99%
2018	15.18	(0.10)	0.94	0.84	—	—	—	16.02	0.84%	0.84%	(0.55%)	5.55%	130,454	102%

Class P
2022	39.65	0.02	(11.83)	(11.81)	—	—	—	27.84	0.65%	0.65%	0.06%	(29.78%)	115,895	50%
2021	38.91	(0.10)	0.84	0.74	—	—	—	39.65	0.64%	0.64%	(0.25%)	1.89%	78,051	79%
2020	24.96	(0.04)	13.99	13.95	—	—	—	38.91	0.64%	0.64%	(0.13%)	55.89%	99,319	175%
2019	18.89	(0.12)	6.19	6.07	—	—	—	24.96	0.64%	0.64%	(0.52%)	32.17%	42,086	99%
2018	17.86	(0.07)	1.10	1.03	—	—	—	18.89	0.64%	0.64%	(0.33%)	5.75%	46,225	102%
Small-Cap Index

Class I
2022	$35.23	$0.28	($7.63)	($7.35)	$—	$—	$—	$27.88	0.55%	0.55%	0.93%	(20.86%)	$502,756	14%
2021	30.84	0.23	4.16	4.39	—	—	—	35.23	0.54%	0.54%	0.65%	14.24%	671,321	21%
2020	25.88	0.20	4.76	4.96	—	—	—	30.84	0.55%	0.55%	0.85%	19.16%	610,657	20%
2019	20.74	0.22	4.92	5.14	—	—	—	25.88	0.55%	0.55%	0.93%	24.80%	553,267	12%
2018	23.45	0.21	(2.92)	(2.71)	—	—	—	20.74	0.55%	0.55%	0.87%	(11.55%)	450,257	16%

Class P
2022	35.91	0.34	(7.77)	(7.43)	—	—	—	28.48	0.35%	0.35%	1.13%	(20.70%)	142,202	14%
2021	31.37	0.30	4.24	4.54	—	—	—	35.91	0.34%	0.34%	0.85%	14.47%	184,809	21%
2020	26.28	0.25	4.84	5.09	—	—	—	31.37	0.35%	0.35%	1.05%	19.39%	185,980	20%
2019	21.01	0.27	5.00	5.27	—	—	—	26.28	0.35%	0.35%	1.11%	25.05%	156,017	12%
2018	23.71	0.26	(2.96)	(2.70)	—	—	—	21.01	0.35%	0.35%	1.04%	(11.38%)	248,932	16%
Small-Cap Value

Class I
2022	$30.82	$0.24	($5.42)	($5.18)	$—	$—	$—	$25.64	0.99%	0.99%	0.87%	(16.81%)	$199,012	40%
2021	22.73	0.13	7.96	8.09	—	—	—	30.82	0.98%	0.98%	0.44%	35.61%	270,629	56%
2020	21.97	0.14	0.62	0.76	—	—	—	22.73	0.99%	0.99%	0.81%	3.44%	201,788	51%
2019	17.93	0.12	3.92	4.04	—	—	—	21.97	0.98%	0.98%	0.59%	22.58%	207,494	36%
2018	21.41	0.06	(3.54)	(3.48)	—	—	—	17.93	0.98%	0.98%	0.28%	(16.29%)	178,406	37%

Class P
2022	37.74	0.35	(6.63)	(6.28)	—	—	—	31.46	0.78%	0.78%	1.05%	(16.64%)	202,230	40%
2021	27.78	0.23	9.73	9.96	—	—	—	37.74	0.78%	0.78%	0.64%	35.88%	363,532	56%
2020	26.80	0.22	0.76	0.98	—	—	—	27.78	0.79%	0.79%	0.99%	3.64%	106,613	51%
2019	21.82	0.19	4.79	4.98	—	—	—	26.80	0.78%	0.78%	0.77%	22.83%	171,032	36%
2018	26.02	0.11	(4.31)	(4.20)	—	—	—	21.82	0.78%	0.78%	0.43%	(16.12%)	186,530	37%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data								Ratios to Average Net Assets			Supplemental Data
		Investment Operations				Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Value

Class I
2022	$19.57	$0.34		($0.45)	($0.11)	$—	$—	$—	$19.46	0.94%	0.87%	1.77%	(0.53%)	$249,169	33%
2021	16.09	0.28		3.20	3.48	—	—	—	19.57	0.94%	0.86%	1.55%	21.64%	265,095	48%
2020	17.28	0.28		(1.47)	(1.19)	—	—	—	16.09	0.95%	0.92%	1.96%	(6.94%)	242,064	123%
2019	13.86	0.29		3.13	3.42	—	—	—	17.28	0.94%	0.93%	1.84%	24.72%	268,920	31%
2018	15.81	0.23		(2.18)	(1.95)	—	—	—	13.86	0.94%	0.93%	1.44%	(12.37%)	232,352	19%

Class P
2022	22.51	0.43		(0.50)	(0.07)	—	—	—	22.44	0.74%	0.67%	1.96%	(0.34%)	677,200	33%
2021	18.47	0.37		3.67	4.04	—	—	—	22.51	0.74%	0.66%	1.75%	21.89%	913,732	48%
2020	19.81	0.36		(1.70)	(1.34)	—	—	—	18.47	0.75%	0.72%	2.17%	(6.75%)	547,526	123%
2019	15.85	0.37		3.59	3.96	—	—	—	19.81	0.75%	0.73%	2.02%	24.97%	807,432	31%
2018	18.05	0.30		(2.50)	(2.20)	—	—	—	15.85	0.74%	0.73%	1.63%	(12.20%)	443,178	19%
Value Advantage

Class I
2022	$24.41	$0.40		($1.39)	($0.99)	$—	$—	$—	$23.42	0.89%	0.89%	1.69%	(4.07%)	$109,885	20%
2021	18.99	0.27		5.15	5.42	—	—	—	24.41	0.89%	0.89%	1.21%	28.52%	97,936	26%
2020	19.54	0.28		(0.83)	(0.55)	—	—	—	18.99	0.89%	0.89%	1.68%	(2.78%)	56,754	33%
2019	15.39	0.29		3.86	4.15	—	—	—	19.54	0.89%	0.89%	1.63%	26.96%	50,905	17%
2018	16.92	0.29		(1.82)	(1.53)	—	—	—	15.39	0.89%	0.88%	1.70%	(9.06%)	34,468	20%

Class P
2022	24.84	0.45		(1.41)	(0.96)	—	—	—	23.88	0.69%	0.69%	1.87%	(3.87%)	646,782	20%
2021	19.29	0.32		5.23	5.55	—	—	—	24.84	0.69%	0.69%	1.42%	28.78%	951,636	26%
2020	19.80	0.31		(0.82)	(0.51)	—	—	—	19.29	0.69%	0.69%	1.87%	(2.58%)	1,029,439	33%
2019	15.56	0.33		3.91	4.24	—	—	—	19.80	0.69%	0.69%	1.82%	27.21%	886,218	17%
2018	17.08	0.32		(1.84)	(1.52)	—	—	—	15.56	0.69%	0.68%	1.87%	(8.88%)	790,239	20%
Emerging Markets

Class I
2022	$22.14	$0.13		($5.73)	($5.60)	$—	$—	$—	$16.54	1.07%	1.07%	0.75%	(25.27%)	$318,746	46%
2021	24.13	0.09		(2.08)	(1.99)	—	—	—	22.14	1.05%	1.05%	0.39%	(8.28%)	424,886	45%
2020	20.57	0.04		3.52	3.56	—	—	—	24.13	1.04%	1.04%	0.22%	17.33%	469,683	36%
2019	16.38	0.12		4.07	4.19	—	—	—	20.57	1.07%	1.07%	0.67%	25.60%	446,118	28%
2018	18.61	0.11		(2.34)	(2.23)	—	—	—	16.38	1.06%	1.06%	0.61%	(11.99%)	383,056	35%

Class P
2022	23.06	0.17		(5.97)	(5.80)	—	—	—	17.26	0.86%	0.86%	0.90%	(25.12%)	376,337	46%
2021	25.09	0.15		(2.18)	(2.03)	—	—	—	23.06	0.85%	0.85%	0.58%	(8.10%)	944,698	45%
2020	21.34	0.09		3.66	3.75	—	—	—	25.09	0.84%	0.84%	0.44%	17.56%	1,112,611	36%
2019	16.96	0.15		4.23	4.38	—	—	—	21.34	0.87%	0.87%	0.81%	25.85%	1,011,549	28%
2018	19.23	0.15		(2.42)	(2.27)	—	—	—	16.96	0.86%	0.86%	0.79%	(11.82%)	1,318,856	35%
International Growth

Class I
2022	$9.92	$0.04		($2.18)	($2.14)	$—	$—	$—	$7.78	0.96%	0.96%	0.52%	(21.54%)	$1,720	32%
10/29/2021 - 12/31/2021	10.00	(0.01)		(0.07)	(0.08)	—	—	—	9.92	1.02%	1.02%	(0.30%)	(0.85%)	538	3%

Class P
2022	9.92	0.07		(2.19)	(2.12)	—	—	—	7.80	0.77%	0.77%	0.83%	(21.38%)	508,186	32%
10/29/2021 - 12/31/2021	10.00	—	(8)	(0.08)	(0.08)	—	—	—	9.92	0.84%	0.84%	0.04%	(0.81%)	711,688	3%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
International Large-Cap

Class I
2022	$13.78	$0.14	($2.24)	($2.10)	$—	$—	$—	$11.68	1.02%	0.99%	1.22%	(15.19%)	$533,078	12%
2021	12.00	0.14	1.64	1.78	—	—	—	13.78	1.01%	0.98%	1.09%	14.78%	660,058	9%
2020	10.84	0.08	1.08	1.16	—	—	—	12.00	1.01%	1.01%	0.75%	10.74%	626,819	19%
2019	8.47	0.17	2.20	2.37	—	—	—	10.84	1.01%	1.01%	1.72%	28.03%	595,183	10%
2018	9.60	0.13	(1.26)	(1.13)	—	—	—	8.47	1.00%	1.00%	1.40%	(11.81%)	493,737	15%

Class P
2022	14.90	0.18	(2.42)	(2.24)	—	—	—	12.66	0.82%	0.79%	1.44%	(15.02%)	521,517	12%
2021	12.96	0.19	1.75	1.94	—	—	—	14.90	0.81%	0.78%	1.39%	15.01%	643,027	9%
2020	11.68	0.10	1.18	1.28	—	—	—	12.96	0.81%	0.81%	0.93%	10.96%	1,056,100	19%
2019	9.10	0.21	2.37	2.58	—	—	—	11.68	0.80%	0.80%	1.98%	28.29%	1,084,523	10%
2018	10.30	0.17	(1.37)	(1.20)	—	—	—	9.10	0.80%	0.80%	1.72%	(11.63%)	1,413,770	15%
International Small-Cap

Class I
2022	$13.28	$0.21	($2.48)	($2.27)	$—	$—	$—	$11.01	1.14%	1.12%	1.88%	(17.09%)	$75,004	18%
2021	11.66	0.26	1.36	1.62	—	—	—	13.28	1.11%	1.11%	2.01%	13.87%	94,703	128%
2020	10.76	0.12	0.78	0.90	—	—	—	11.66	1.10%	1.10%	1.28%	8.42%	89,998	48%
2019	8.96	0.17	1.63	1.80	—	—	—	10.76	1.13%	1.13%	1.71%	20.07%	95,316	55%
2018	11.51	0.16	(2.71)	(2.55)	—	—	—	8.96	1.09%	1.09%	1.44%	(22.16%)	80,593	37%

Class P
2022	18.42	0.35	(3.47)	(3.12)	—	—	—	15.30	0.94%	0.92%	2.26%	(16.92%)	244,595	18%
2021	16.14	0.40	1.88	2.28	—	—	—	18.42	0.91%	0.91%	2.18%	14.10%	175,242	128%
2020	14.86	0.20	1.08	1.28	—	—	—	16.14	0.90%	0.90%	1.54%	8.64%	186,062	48%
2019	12.35	0.22	2.29	2.51	—	—	—	14.86	0.91%	0.91%	1.64%	20.31%	180,917	55%
2018	15.83	0.24	(3.72)	(3.48)	—	—	—	12.35	0.89%	0.89%	1.58%	(22.00%)	507,601	37%
International Value

Class I
2022	$14.26	$0.40	($0.58)	($0.18)	$—	$—	$—	$14.08	0.91%	0.91%	2.93%	(1.26%)	$288,052	49%
2021	11.85	0.34	2.07	2.41	—	—	—	14.26	0.90%	0.90%	2.50%	20.36%	312,717	35%
2020	12.77	0.19	(1.11)	(0.92)	—	—	—	11.85	0.90%	0.90%	1.83%	(7.17%)	272,016	66%
2019	10.95	0.32	1.50	1.82	—	—	—	12.77	0.89%	0.89%	2.70%	16.60%	290,316	27%
2018	12.87	0.28	(2.20)	(1.92)	—	—	—	10.95	0.89%	0.89%	2.20%	(14.96%)	256,738	33%

Class P
2022	16.08	0.51	(0.69)	(0.18)	—	—	—	15.90	0.71%	0.71%	3.32%	(1.07%)	674,837	49%
2021	13.33	0.40	2.35	2.75	—	—	—	16.08	0.70%	0.70%	2.60%	20.60%	542,306	35%
2020	14.33	0.23	(1.23)	(1.00)	—	—	—	13.33	0.70%	0.70%	1.94%	(6.98%)	1,065,402	66%
2019	12.27	0.38	1.68	2.06	—	—	—	14.33	0.69%	0.69%	2.87%	16.83%	1,239,876	27%
2018	14.39	0.36	(2.48)	(2.12)	—	—	—	12.27	0.69%	0.69%	2.56%	(14.79%)	1,384,976	33%
Health Sciences

Class I
2022	$64.73	$0.10	($3.86)	($3.76)	$—	$—	$—	$60.97	1.14%	1.14%	0.17%	(5.80%)	$424,635	36%
2021	57.60	(0.02)	7.15	7.13	—	—	—	64.73	1.13%	1.13%	(0.04%)	12.38%	492,712	45%
2020	48.49	(0.01)	9.12	9.11	—	—	—	57.60	1.14%	1.14%	(0.03%)	18.79%	454,545	21%
2019	38.55	0.01	9.93	9.94	—	—	—	48.49	1.14%	1.14%	0.03%	25.77%	420,805	39%
2018	35.73	0.04	2.78	2.82	—	—	—	38.55	1.13%	1.13%	0.10%	7.90%	374,644	30%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Health Sciences (Continued)

Class P
2022	$71.35	$0.25	($4.25)	($4.00)	$—	$—	$—	$67.35	0.94%	0.94%	0.38%	(5.61%)	$1,846	36%
2021	63.36	0.11	7.88	7.99	—	—	—	71.35	0.93%	0.93%	0.16%	12.61%	1,475	45%
2020	53.23	0.10	10.03	10.13	—	—	—	63.36	0.93%	0.93%	0.16%	19.03%	530	21%
2019	42.24	0.11	10.88	10.99	—	—	—	53.23	0.93%	0.93%	0.24%	26.04%	41	39%
2018	39.06	0.13	3.05	3.18	—	—	—	42.24	0.92%	0.92%	0.31%	8.12%	33	30%
Real Estate

Class I
2022	$39.94	$0.47	($10.71)	($10.24)	$—	$—	$—	$29.70	1.07%	0.98%	1.41%	(25.64%)	$204,962	23%
2021	28.46	(0.22)	11.70	11.48	—	—	—	39.94	1.07%	0.98%	(0.65%)	40.32%	308,201	22%
2020	29.43	0.99	(1.96)	(0.97)	—	—	—	28.46	1.07%	0.98%	3.73%	(3.28%)	242,921	38%
2019	22.41	0.49	6.53	7.02	—	—	—	29.43	1.06%	0.97%	1.80%	31.28%	282,511	33%
2018	24.22	0.91	(2.72)	(1.81)	—	—	—	22.41	1.07%	1.05%	3.91%	(7.45%)	232,920	87%

Class P
2022	41.91	0.60	(11.28)	(10.68)	—	—	—	31.23	0.87%	0.78%	1.71%	(25.49%)	233,992	23%
2021	29.81	(0.18)	12.28	12.10	—	—	—	41.91	0.87%	0.78%	(0.51%)	40.60%	234,297	22%
2020	30.76	1.00	(1.95)	(0.95)	—	—	—	29.81	0.87%	0.78%	3.57%	(3.08%)	235,401	38%
2019	23.38	0.56	6.82	7.38	—	—	—	30.76	0.87%	0.78%	1.95%	31.55%	404,175	33%
2018	25.22	0.92	(2.76)	(1.84)	—	—	—	23.38	0.87%	0.86%	3.81%	(7.27%)	147,732	87%
Technology

Class I
2022	$16.53	($0.08)	($5.88)	($5.96)	$—	$—	$—	$10.57	1.14%	1.14%	(0.64%)	(36.06%)	$197,337	28%
2021	14.52	(0.13)	2.14	2.01	—	—	—	16.53	1.14%	1.14%	(0.84%)	13.86%	308,749	40%
2020	9.86	(0.09)	4.75	4.66	—	—	—	14.52	1.14%	1.14%	(0.78%)	47.24%	287,129	44%
2019	7.23	(0.06)	2.69	2.63	—	—	—	9.86	1.15%	1.15%	(0.71%)	36.32%	189,301	28%
2018	7.11	(0.05)	0.17	0.12	—	—	—	7.23	1.14%	1.14%	(0.63%)	1.79%	145,479	31%

Class P
2022	21.05	(0.07)	(7.49)	(7.56)	—	—	—	13.49	0.94%	0.94%	(0.43%)	(35.93%)	1,116	28%
2021	18.45	(0.13)	2.73	2.60	—	—	—	21.05	0.94%	0.94%	(0.66%)	14.09%	1,207	40%
2020	12.51	(0.10)	6.04	5.94	—	—	—	18.45	0.94%	0.94%	(0.61%)	47.54%	482	44%
2019	9.15	(0.05)	3.41	3.36	—	—	—	12.51	0.93%	0.93%	(0.48%)	36.63%	26	28%
2018	8.97	(0.04)	0.22	0.18	—	—	—	9.15	0.93%	0.93%	(0.42%)	2.00%	17	31%
ESG Diversified

Class I
2022	$10.70	$0.15	($1.93)	($1.78)	$—	$—	$—	$8.92	0.78%	0.50%	1.61%	(16.59%)	$19,257	55%
04/30/2021 - 12/31/2021	10.00	0.08	0.62	0.70	—	—	—	10.70	0.97%	0.50%	1.12%	7.00%	16,819	13%

Class P
2022	10.71	0.46	(2.22)	(1.76)	—	—	—	8.95	0.58%	0.30%	4.93%	(16.43%)	571	55%
04/30/2021 - 12/31/2021	10.00	0.08	0.63	0.71	—	—	—	10.71	0.77%	0.30%	1.16%	7.15%	114	13%

ESG Diversified Growth
Class I
2022	$10.11	$0.12	($1.95)	($1.83)	$—	$—	$—	$8.28	0.94%	0.50%	1.34%	(18.08%)	$11,210	83%
10/29/2021 - 12/31/2021	10.00	0.08	0.03	0.11	—	—	—	10.11	1.23%	0.50%	4.51%	1.09%	12,772	3%

Class P
2022	10.11	0.12	(1.93)	(1.81)	—	—	—	8.30	0.67%	0.30%	1.44%	(17.97%)	525	83%
10/29/2021 - 12/31/2021	10.00	0.08	0.03	0.11	—	—	—	10.11	1.03%	0.30%	4.67%	1.12%	101	3%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PSF Avantis Balanced Allocation

Class D
2022	$16.92	$0.22	($2.75)	($2.53)	$—	$—	$—	$14.39	0.48%	0.47%	1.48%	(14.99%)	$323,006	128%
2021	15.04	0.21	1.67	1.88	—	—	—	16.92	0.48%	0.48%	1.28%	12.50%	394,494	16%
2020	13.42	0.19	1.43	1.62	—	—	—	15.04	0.49%	0.49%	1.44%	12.11%	310,280	11%
2019	11.20	0.24	1.98	2.22	—	—	—	13.42	0.50%	0.50%	1.90%	19.75%	243,088	15%
2018	11.94	0.32	(1.06)	(0.74)	—	—	—	11.20	0.54%	0.54%	2.69%	(6.19%)	161,971	11%

Class P
2022	17.02	0.29	(2.81)	(2.52)	—	—	—	14.50	0.23%	0.22%	1.87%	(14.78%)	2,694	128%
2021	15.09	0.42	1.51	1.93	—	—	—	17.02	0.23%	0.23%	2.52%	12.78%	1,907	16%
2020	13.42	0.28	1.39	1.67	—	—	—	15.09	0.23%	0.23%	2.01%	12.40%	100	11%
10/31/2019 - 12/31/2019	12.97	0.08	0.37	0.45	—	—	—	13.42	0.23%	0.23%	3.77%	3.53%	24	15%
Pacific Dynamix-Conservative Growth

Class I
2022	$20.74	($0.07)	($2.91)	($2.98)	$—	$—	$—	$17.76	0.43%	0.38%	(0.38%)	(14.38%)	$512,069	17%
2021	19.49	(0.08)	1.33	1.25	—	—	—	20.74	0.42%	0.39%	(0.39%)	6.44%	652,973	14%
2020	17.37	(0.07)	2.19	2.12	—	—	—	19.49	0.43%	0.37%	(0.37%)	12.21%	644,310	24%
2019	15.04	(0.06)	2.39	2.33	—	—	—	17.37	0.42%	0.37%	(0.37%)	15.47%	573,500	13%
2018	15.64	(0.06)	(0.54)	(0.60)	—	—	—	15.04	0.43%	0.38%	(0.38%)	(3.84%)	516,504	9%

Class P
2022	20.84	(0.03)	(2.93)	(2.96)	—	—	—	17.88	0.23%	0.18%	(0.18%)	(14.20%)	6,234	17%
2021	19.53	(0.04)	1.35	1.31	—	—	—	20.84	0.22%	0.19%	(0.19%)	6.66%	3,001	14%
2020	17.37	(0.03)	2.19	2.16	—	—	—	19.53	0.23%	0.17%	(0.17%)	12.44%	565	24%
10/31/2019 - 12/31/2019	16.92	— (8)	0.45	0.45	—	—	—	17.37	0.22%	0.17%	(0.17%)	2.70%	58	13%
Pacific Dynamix-Moderate Growth

Class I
2022	$27.88	($0.10)	($4.27)	($4.37)	$—	$—	$—	$23.51	0.42%	0.39%	(0.39%)	(15.69%)	$2,352,022	14%
2021	25.21	(0.10)	2.77	2.67	—	—	—	27.88	0.42%	0.38%	(0.38%)	10.62%	2,961,966	13%
2020	22.00	(0.08)	3.29	3.21	—	—	—	25.21	0.42%	0.37%	(0.37%)	14.58%	2,734,225	21%
2019	18.50	(0.07)	3.57	3.50	—	—	—	22.00	0.42%	0.37%	(0.37%)	18.94%	2,535,186	10%
2018	19.58	(0.07)	(1.01)	(1.08)	—	—	—	18.50	0.42%	0.37%	(0.37%)	(5.53%)	2,250,973	8%

Class P
2022	28.01	(0.05)	(4.30)	(4.35)	—	—	—	23.66	0.22%	0.19%	(0.19%)	(15.52%)	36,097	14%
2021	25.27	(0.05)	2.79	2.74	—	—	—	28.01	0.22%	0.18%	(0.18%)	10.85%	22,083	13%
2020	22.01	(0.04)	3.30	3.26	—	—	—	25.27	0.22%	0.17%	(0.17%)	14.81%	1,343	21%
10/31/2019 - 12/31/2019	21.21	(0.01)	0.81	0.80	—	—	—	22.01	0.21%	0.16%	(0.16%)	3.75%	303	10%
Pacific Dynamix-Growth

Class I
2022	$32.98	($0.11)	($5.39)	($5.50)	$—	$—	$—	$27.48	0.42%	0.38%	(0.38%)	(16.69%)	$1,697,274	11%
2021	28.85	(0.12)	4.25	4.13	—	—	—	32.98	0.42%	0.38%	(0.38%)	14.33%	1,830,704	9%
2020	24.91	(0.09)	4.03	3.94	—	—	—	28.85	0.42%	0.37%	(0.37%)	15.79%	1,267,281	19%
2019	20.26	(0.08)	4.73	4.65	—	—	—	24.91	0.42%	0.37%	(0.37%)	22.94%	868,260	14%
2018	21.86	(0.08)	(1.52)	(1.60)	—	—	—	20.26	0.42%	0.37%	(0.37%)	(7.28%)	717,105	14%

Class P
2022	33.13	(0.05)	(5.43)	(5.48)	—	—	—	27.65	0.22%	0.18%	(0.18%)	(16.52%)	26,474	11%
2021	28.91	(0.06)	4.28	4.22	—	—	—	33.13	0.22%	0.18%	(0.18%)	14.57%	17,616	9%
2020	24.92	(0.04)	4.03	3.99	—	—	—	28.91	0.22%	0.17%	(0.17%)	16.02%	3,086	19%
10/31/2019 - 12/31/2019	23.78	(0.01)	1.15	1.14	—	—	—	24.92	0.21%	0.18%	(0.18%)	4.77%	85	14%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Conservative

Class I
2022	$15.32	($0.04)	($2.06)	($2.10)	$—	$—	$—	$13.22	0.32%	0.32%	(0.32%)	(13.67%)	$1,166,154	25%
2021	14.99	(0.05)	0.38	0.33	—	—	—	15.32	0.32%	0.32%	(0.32%)	2.20%	1,496,201	12%
2020	13.89	(0.04)	1.14	1.10	—	—	—	14.99	0.32%	0.32%	(0.32%)	7.88%	1,677,166	47%
2019	12.38	(0.04)	1.55	1.51	—	—	—	13.89	0.32%	0.32%	(0.32%)	12.20%	1,547,975	25%
2018	12.81	(0.04)	(0.39)	(0.43)	—	—	—	12.38	0.32%	0.32%	(0.32%)	(3.38%)	1,513,368	18%

Class P
2022	15.38	(0.02)	(2.05)	(2.07)	—	—	—	13.31	0.12%	0.12%	(0.12%)	(13.49%)	208	25%
2021	15.02	(0.02)	0.38	0.36	—	—	—	15.38	0.12%	0.12%	(0.12%)	2.41%	231	12%
2020	13.90	(0.02)	1.14	1.12	—	—	—	15.02	0.12%	0.12%	(0.12%)	8.10%	178	47%
10/31/2019 - 12/31/2019	13.68	— (8)	0.22	0.22	—	—	—	13.90	0.11%	0.11%	(0.11%)	1.61%	159	25%
Portfolio Optimization Moderate-Conservative

Class I
2022	$17.79	($0.05)	($2.60)	($2.65)	$—	$—	$—	$15.14	0.32%	0.32%	(0.32%)	(14.90%)	$1,650,281	20%
2021	16.73	(0.05)	1.11	1.06	—	—	—	17.79	0.32%	0.32%	(0.32%)	6.28%	2,226,011	14%
2020	15.22	(0.05)	1.56	1.51	—	—	—	16.73	0.32%	0.32%	(0.32%)	9.97%	2,366,379	29%
2019	13.20	(0.05)	2.07	2.02	—	—	—	15.22	0.32%	0.32%	(0.32%)	15.28%	2,439,237	19%
2018	13.89	(0.04)	(0.65)	(0.69)	—	—	—	13.20	0.32%	0.32%	(0.32%)	(4.99%)	2,436,704	19%

Class P
2022	17.86	(0.02)	(2.61)	(2.63)	—	—	—	15.23	0.12%	0.12%	(0.12%)	(14.73%)	277	20%
2021	16.77	(0.02)	1.11	1.09	—	—	—	17.86	0.12%	0.12%	(0.12%)	6.49%	312	14%
2020	15.22	(0.02)	1.57	1.55	—	—	—	16.77	0.12%	0.12%	(0.12%)	10.19%	292	29%
10/31/2019 - 12/31/2019	14.84	—	0.38	0.38	—	—	—	15.22	0.11%	0.11%	(0.11%)	2.56%	250	19%
Portfolio Optimization Moderate

Class I
2022	$20.08	($0.06)	($3.09)	($3.15)	$—	$—	$—	$16.93	0.32%	0.32%	(0.32%)	(15.72%)	$7,068,997	19%
2021	18.40	(0.06)	1.74	1.68	—	—	—	20.08	0.31%	0.31%	(0.31%)	9.18%	9,507,628	13%
2020	16.45	(0.05)	2.00	1.95	—	—	—	18.40	0.32%	0.32%	(0.32%)	11.83%	9,839,706	23%
2019	13.89	(0.05)	2.61	2.56	—	—	—	16.45	0.32%	0.32%	(0.32%)	18.46%	9,999,658	24%
2018	14.86	(0.05)	(0.92)	(0.97)	—	—	—	13.89	0.32%	0.32%	(0.32%)	(6.55%)	9,804,910	19%

Class P
2022	20.17	(0.02)	(3.11)	(3.13)	—	—	—	17.04	0.12%	0.12%	(0.12%)	(15.55%)	1,606	19%
2021	18.44	(0.02)	1.75	1.73	—	—	—	20.17	0.11%	0.11%	(0.11%)	9.40%	1,720	13%
2020	16.46	(0.02)	2.00	1.98	—	—	—	18.44	0.12%	0.12%	(0.12%)	12.05%	1,410	23%
10/31/2019 - 12/31/2019	15.94	— (8)	0.52	0.52	—	—	—	16.46	0.11%	0.11%	(0.11%)	3.25%	1,026	24%
Portfolio Optimization Growth

Class I
2022	$22.61	($0.06)	($3.76)	($3.82)	$—	$—	$—	$18.79	0.32%	0.32%	(0.32%)	(16.88%)	$6,482,637	16%
2021	19.99	(0.07)	2.69	2.62	—	—	—	22.61	0.31%	0.31%	(0.31%)	13.12%	8,689,159	15%
2020	17.73	(0.06)	2.32	2.26	—	—	—	19.99	0.32%	0.32%	(0.32%)	12.72%	8,618,177	20%
2019	14.58	(0.05)	3.20	3.15	—	—	—	17.73	0.32%	0.32%	(0.32%)	21.65%	8,651,630	28%
2018	15.88	(0.05)	(1.25)	(1.30)	—	—	—	14.58	0.32%	0.32%	(0.32%)	(8.19%)	8,221,474	19%

Class P
2022	22.71	(0.02)	(3.78)	(3.80)	—	—	—	18.91	0.12%	0.12%	(0.12%)	(16.71%)	3,356	16%
2021	20.03	(0.02)	2.70	2.68	—	—	—	22.71	0.11%	0.11%	(0.11%)	13.34%	3,218	15%
2020	17.74	(0.02)	2.31	2.29	—	—	—	20.03	0.12%	0.12%	(0.12%)	12.95%	1,990	20%
10/31/2019 - 12/31/2019	17.03	— (8)	0.71	0.71	—	—	—	17.74	0.11%	0.11%	(0.11%)	4.15%	886	28%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
Portfolio Optimization Aggressive-Growth

Class I
2022	$23.89	($0.07)	($4.11)	($4.18)	$—	$—	$—	$19.71	0.32%	0.32%	(0.32%)	(17.51%)	$1,536,560	16%
2021	20.65	(0.07)	3.31	3.24	—	—	—	23.89	0.32%	0.32%	(0.32%)	15.68%	2,039,105	16%
2020	18.37	(0.06)	2.34	2.28	—	—	—	20.65	0.32%	0.32%	(0.32%)	12.46%	1,962,163	19%
2019	14.84	(0.05)	3.58	3.53	—	—	—	18.37	0.32%	0.32%	(0.32%)	23.76%	1,975,940	24%
2018	16.38	(0.05)	(1.49)	(1.54)	—	—	—	14.84	0.32%	0.32%	(0.32%)	(9.39%)	1,850,216	18%

Class P
2022	24.00	(0.02)	(4.14)	(4.16)	—	—	—	19.84	0.12%	0.12%	(0.12%)	(17.34%)	2,422	16%
2021	20.70	(0.03)	3.33	3.30	—	—	—	24.00	0.12%	0.12%	(0.12%)	15.92%	1,176	16%
2020	18.37	(0.02)	2.35	2.33	—	—	—	20.70	0.12%	0.12%	(0.12%)	12.68%	579	19%
10/31/2019 - 12/31/2019	17.54	— (8)	0.83	0.83	—	—	—	18.37	0.11%	0.11%	(0.11%)	4.76%	203	24%
PD 1-3 Year Corporate Bond

Class P
2022	$11.35	$0.16	($0.54)	($0.38)	$—	$—	$—	$10.97	0.23%	0.23%	1.44%	(3.32%)	$168,632	59%
2021	11.39	0.11	(0.15)	(0.04)	—	—	—	11.35	0.22%	0.22%	1.00%	(0.37%)	232,788	49%
2020	11.07	0.23	0.09	0.32	—	—	—	11.39	0.22%	0.22%	2.02%	2.94%	219,296	78%
2019	10.55	0.28	0.24	0.52	—	—	—	11.07	0.23%	0.23%	2.62%	4.96%	240,371	53%
2018	10.41	0.23	(0.09)	0.14	—	—	—	10.55	0.23%	0.23%	2.17%	1.33%	211,190	56%
PD Aggregate Bond Index

Class P
2022	$13.95	$0.27	($2.12)	($1.85)	$—	$—	$—	$12.10	0.20%	0.20%	2.15%	(13.28%)	$1,026,476	64%
2021	14.21	0.22	(0.48)	(0.26)	—	—	—	13.95	0.19%	0.19%	1.58%	(1.84%)	1,159,626	95%
2020	13.26	0.28	0.67	0.95	—	—	—	14.21	0.19%	0.19%	2.02%	7.15%	995,115	86%
2019	12.23	0.33	0.70	1.03	—	—	—	13.26	0.20%	0.20%	2.58%	8.43%	897,405	32%
2018	12.25	0.31	(0.33)	(0.02)	—	—	—	12.23	0.20%	0.20%	2.61%	(0.14%)	1,033,233	43%
PD High Yield Bond Market

Class P
2022	$19.04	$1.03	($3.13)	($2.10)	$—	$—	$—	$16.94	0.23%	0.23%	5.88%	(11.00%)	$362,279	21%
2021	18.12	0.97	(0.05)	0.92	—	—	—	19.04	0.22%	0.22%	5.22%	5.07%	544,501	25%
2020	16.98	0.96	0.18	1.14	—	—	—	18.12	0.23%	0.23%	5.76%	6.71%	454,951	32%
2019	14.84	0.95	1.19	2.14	—	—	—	16.98	0.26%	0.26%	5.84%	14.39%	364,770	27%
2018	15.24	0.89	(1.29)	(0.40)	—	—	—	14.84	0.31%	0.31%	5.82%	(2.57%)	183,329	24%
PD Large-Cap Growth Index

Class P
2022	$82.21	$0.53	($24.58)	($24.05)	$—	$—	$—	$58.16	0.16%	0.16%	0.82%	(29.25%)	$839,002	25%
2021	64.56	0.41	17.24	17.65	—	—	—	82.21	0.17%	0.17%	0.57%	27.34%	751,236	21%
2020	46.71	0.44	17.41	17.85	—	—	—	64.56	0.17%	0.17%	0.84%	38.22%	832,075	28%
2019	34.32	0.45	11.94	12.39	—	—	—	46.71	0.17%	0.17%	1.10%	36.10%	788,137	26%
2018	34.94	0.44	(1.06)	(0.62)	—	—	—	34.32	0.17%	0.17%	1.17%	(1.78%)	596,541	23%
PD Large-Cap Value Index
Class P
2022	$43.38	$0.84	($4.21)	($3.37)	$—	$—	$—	$40.01	0.16%	0.16%	2.09%	(7.77%)	$877,967	20%
2021	34.69	0.75	7.94	8.69	—	—	—	43.38	0.17%	0.17%	1.87%	25.03%	805,209	24%
2020	33.65	0.74	0.30	1.04	—	—	—	34.69	0.17%	0.17%	2.48%	3.10%	788,962	47%
2019	26.64	0.77	6.24	7.01	—	—	—	33.65	0.17%	0.17%	2.51%	26.32%	801,722	21%
2018	29.08	0.71	(3.15)	(2.44)	—	—	—	26.64	0.17%	0.17%	2.46%	(8.41%)	620,769	20%

See Notes to Financial Statements	See explanation of references on C-44

PACIFIC SELECT FUND

FINANCIAL HIGHLIGHTS (1) (Continued)

Selected per share, ratios and supplemental data for each year or period ended December 31, were as follows:

		Selected Per Share Data							Ratios to Average Net Assets			Supplemental Data
		Investment Operations			Distributions (3)
For the Year or Period Ended (2)	Net Asset Value, Beginning of Year or Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Net Asset Value, End of Year or Period	Expenses Before Reductions (4)	Expenses After Reductions (4), (5)	Net Investment Income (Loss) (4), (5)	Total Returns (6)	Net Assets, End of Year or Period (in thousands)	Portfolio Turnover Rates
PD Mid-Cap Index

Class P
2022	$13.76	$0.18	($2.58)	($2.40)	$—	$—	$—	$11.36	0.18%	0.18%	1.51%	(17.45%)	$409,399	24%
2021	11.24	0.15	2.37	2.52	—	—	—	13.76	0.17%	0.17%	1.18%	22.37%	619,835	19%
10/23/2020 - 12/31/2020	10.00	0.04	1.20	1.24	—	—	—	11.24	0.21%	0.21%	2.05%	12.44%	401,976	2%
PD Small-Cap Growth Index

Class P
2022	$47.25	$0.17	($12.67)	($12.50)	$—	$—	$—	$34.75	0.24%	0.24%	0.44%	(26.46%)	$68,018	60%
2021	45.98	0.18	1.09	1.27	—	—	—	47.25	0.22%	0.22%	0.38%	2.76%	150,530	65%
2020	34.13	0.13	11.72	11.85	—	—	—	45.98	0.25%	0.25%	0.39%	34.71%	54,165	60%
2019	26.64	0.16	7.33	7.49	—	—	—	34.13	0.26%	0.26%	0.51%	28.15%	61,827	43%
2018	29.40	0.14	(2.90)	(2.76)	—	—	—	26.64	0.25%	0.25%	0.47%	(9.42%)	35,898	40%
PD Small-Cap Value Index

Class P
2022	$36.44	$0.64	($6.03)	($5.39)	$—	$—	$—	$31.05	0.21%	0.21%	1.94%	(14.81%)	$137,032	42%
2021	28.49	0.61	7.34	7.95	—	—	—	36.44	0.21%	0.21%	1.71%	27.90%	222,503	56%
2020	27.16	0.43	0.90	1.33	—	—	—	28.49	0.26%	0.26%	1.94%	4.92%	47,350	76%
2019	22.25	0.50	4.41	4.91	—	—	—	27.16	0.25%	0.25%	1.99%	22.06%	61,820	37%
2018	25.56	0.47	(3.78)	(3.31)	—	—	—	22.25	0.22%	0.22%	1.81%	(12.97%)	80,421	37%
PD Emerging Markets Index

Class P
2022	$20.86	$0.44	($5.06)	($4.62)	$—	$—	$—	$16.24	0.79%	0.53%	2.41%	(22.16%)	$103,510	32%
2021	21.15	0.41	(0.70)	(0.29)	—	—	—	20.86	0.59%	0.43%	1.88%	(1.38%)	308,381	45%
2020	18.60	0.32	2.23	2.55	—	—	—	21.15	0.53%	0.53%	1.84%	13.76%	245,119	25%
2019	16.07	0.45	2.08	2.53	—	—	—	18.60	0.53%	0.53%	2.59%	15.75%	203,898	16%
2018	18.63	0.35	(2.91)	(2.56)	—	—	—	16.07	0.52%	0.52%	1.98%	(13.77%)	194,831	13%
PD International Large-Cap Index

Class P
2022	$24.81	$0.66	($3.82)	($3.16)	$—	$—	$—	$21.65	0.28%	0.22%	3.02%	(12.73%)	$639,838	6%
2021	21.72	0.64	2.45	3.09	—	—	—	24.81	0.28%	0.24%	2.67%	14.19%	695,603	57%
2020	20.06	0.41	1.25	1.66	—	—	—	21.72	0.26%	0.26%	2.24%	8.25%	613,055	11%
2019	16.49	0.53	3.04	3.57	—	—	—	20.06	0.26%	0.26%	2.88%	21.68%	558,259	10%
2018	19.28	0.50	(3.29)	(2.79)	—	—	—	16.49	0.26%	0.26%	2.67%	(14.44%)	529,208	8%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For Funds or classes that commenced operations after January 1, 2018, the first date reported represents the commencement date of operations for the Fund.
(3)	No dividend and capital gain distributions have been made by the Funds under the current dividend and distribution policy.
(4)	The ratios for periods of less than one full year are annualized.
(5)	The ratios of expenses after expense reductions to average daily net assets are after custodian credits, advisory fee waivers and adviser expense reimbursements, if any. The expense ratios for the Pacific Dynamix, Portfolio Optimization, and PSF Avantis Balanced Allocation Portfolios do not include expenses of their respective underlying funds in which they invest.
(6)	Total returns for periods of less than one full year are not annualized.
(7)	The ratios of expenses, excluding interest expense, after expense reductions to average net assets for the year ended December 31, 2022 are as follows:

Portfolio	Class I	Class P
Inflation Managed	0.65%	0.45%
Emerging Markets Debt	1.02%	0.82%

(8)	Reflects an amount rounding to less than $0.01 per share or 0.01%.

See Notes to Financial Statements

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Pacific Select Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified, open-end, investment management company. The Trust was organized on May 4, 1987 as a Massachusetts business trust (and was reorganized as a Delaware statutory trust on June 30, 2016). Pacific Life Fund Advisors LLC (“PLFA” or the “Investment Adviser”) serves as investment adviser to the Trust. As of December 31, 2022, the Trust was comprised of the following fifty-five separate funds, (each individually a “Fund”, and collectively the “Funds”):

Core Income Portfolio (1)	Mid-Cap Value Portfolio (1)	Pacific Dynamix — Moderate Growth Portfolio (3)

Diversified Bond Portfolio (1)	Small-Cap Equity Portfolio (1)	Pacific Dynamix — Growth Portfolio (3)

Floating Rate Income Portfolio (1)	Small-Cap Growth Portfolio (1)	Portfolio Optimization Conservative Portfolio (4)

High Yield Bond Portfolio (1)	Small-Cap Index Portfolio (1)	Portfolio Optimization Moderate-Conservative Portfolio (4)

Inflation Managed Portfolio (1)	Small-Cap Value Portfolio (1)	Portfolio Optimization Moderate Portfolio (4)

Intermediate Bond Portfolio (1)	Value Portfolio (1)	Portfolio Optimization Growth Portfolio (4)

Managed Bond Portfolio (1)	Value Advantage Portfolio (1)	Portfolio Optimization Aggressive-Growth Portfolio (4)

Short Duration Bond Portfolio (1)	Emerging Markets Portfolio (1)	PD 1-3 Year Corporate Bond Portfolio (5)

Emerging Markets Debt Portfolio (1)	International Growth Portfolio (1)	PD Aggregate Bond Index Portfolio (5)

Dividend Growth Portfolio (1)	International Large-Cap Portfolio (1)	PD High Yield Bond Market Portfolio (5)

Equity Index Portfolio (1)	International Small-Cap Portfolio (1)	PD Large-Cap Growth Index Portfolio (5)

Focused Growth Portfolio (1)	International Value Portfolio (1)	PD Large-Cap Value Index Portfolio (5)

Growth Portfolio (1)	Health Sciences Portfolio	PD Mid-Cap Index Portfolio (5)

Hedged Equity Portfolio	Real Estate Portfolio (1)	PD Small-Cap Growth Index Portfolio (5)

Large-Cap Core Portfolio (formerly named Main Street® Core Portfolio) (1)	Technology Portfolio	PD Small-Cap Value Index Portfolio (5)

Large-Cap Growth Portfolio (1)	ESG Diversified Portfolio (2)	PD Emerging Markets Index Portfolio (5)

Large-Cap Value Portfolio (1)	ESG Diversified Growth Portfolio (2)	PD International Large-Cap Index Portfolio (5)

Mid-Cap Equity Portfolio (1)	PSF Avantis Balanced Allocation Portfolio (formerly named PSF DFA Balanced Allocation Portfolio)

Mid-Cap Growth Portfolio (1)	Pacific Dynamix — Conservative Growth Portfolio (3)

(1)	These Funds are collectively known as the “Underlying Funds”
(2)	These Funds are collectively known as the “ESG Portfolios”
(3)	These Funds are collectively known as the “Pacific Dynamix Portfolios”
(4)	These Funds are collectively known as the “Portfolio Optimization Portfolios”
(5)	These Funds are collectively known as the “Pacific Dynamix Underlying Funds”

The Trust offers three separate share classes: Class D, Class I, and Class P. Each Fund, except for the PSF Avantis Balanced Allocation Portfolio and the Pacific Dynamix Underlying Funds, offers both Class I and Class P shares. The PSF Avantis Balanced Allocation Portfolio offers Class D and Class P shares. The Pacific Dynamix Underlying Funds offer Class P shares only.

The Portfolio Optimization Portfolios, Pacific Dynamix Portfolios, ESG Portfolios, and the PSF Avantis Balanced Allocation Portfolio are known as the “Funds of Funds”.

The Portfolio Optimization Portfolios invest their assets in Class P shares of certain Underlying Funds of the Trust.

The Pacific Dynamix Portfolios invest their assets in Class P shares of the Pacific Dynamix Underlying Funds.

The ESG Portfolios invest their assets in a variety of eligible affiliated and unaffiliated third-party mutual funds (the “ESG Underlying Funds”) which, in turn, invest in U.S. and foreign equity and debt instruments. The ESG Underlying Funds are offered by BlackRock Advisors, LLC, Calvert Research and Management, Fidelity Management & Research Company, J.P. Morgan Investment Management Inc., Pacific Investment Management Company LLC, and Pacific Funds Series Trust, and are not funds of the Trust. BlackRock Advisors, LLC, Calvert Research and Management, Fidelity Management & Research Company, J.P. Morgan Investment Management Inc., and Pacific Investment Management Company LLC are not affiliated with the Trust, the Distributor or the Investment Adviser. Pacific Funds Series Trust (“Pacific Funds”) is affiliated with the Trust, the Distributor and the Investment Adviser.

The PSF Avantis Balanced Allocation Portfolio invests its assets in a variety of eligible third-party mutual funds, exchange-traded funds and/or variable insurance trusts (the “Balanced Allocation Underlying Funds”) which, in turn, invest in U.S. and foreign equity and debt instruments. The Balanced Allocation Underlying Funds are currently advised by American Century Investment Management, Inc., including through its division Avantis Investors, and are not funds of the Trust. American Century Investment Management, Inc. and Avantis Investors are not affiliated with the Trust, the Distributor or the Investment Adviser.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Class D, Class I, and Class P shares of the Funds of the Trust in this report are offered to certain separate accounts of Pacific Life Insurance Company (“Pacific Life”) and Pacific Life & Annuity Company (“PL&A”), a wholly-owned subsidiary of Pacific Life. Pacific Life and PL&A determine which Funds (and share classes) of the Trust to make available. Not all share classes are available for each Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund qualifies as an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to the Investment Companies Topic of U.S. GAAP.

A. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are recorded on a trade date basis. Securities purchased or sold on a when-issued or delayed-delivery basis as well as certain loan transactions and mortgage securities (such as Government National Mortgage Association (“GNMA”) securities) may be settled a month or more after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities, which are recorded as soon as a Fund is informed of the ex-dividend date or upon receipt of the dividend. A Fund’s estimated components of distributions received from real estate investment trusts may be considered income, return of capital distributions or capital gain distributions. Return of capital distributions are recorded as a reduction of cost of the related investments. Interest income, adjusted for amortization of premium and accretion of discount, is recorded daily on an accrual basis. Investment income is recorded net of foreign taxes withheld, if any. A Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. A Fund will accrue such taxes and reclaims as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which that Fund invests. Facility fees and other fees (such as origination fees) received from floating rate senior loan notes purchased by a Fund are amortized over the expected term of each applicable senior loan. Commitment fees received by a Fund relating to unfunded senior loan commitments are amortized to income over the period of the commitment. Consent fees, which are compensation for agreeing to changes in the terms of debt instruments, are recorded as interest income when received. Realized gains and losses from investment transactions are recorded on the basis of identified cost. Gains and losses realized on principal paydowns from mortgage-backed and asset-backed securities are recorded as interest income. Litigation settlements on securities that were previously held are recorded as realized gains on investment securities.

B. DISTRIBUTIONS TO SHAREHOLDERS

Each Fund of the Trust is treated as a partnership for Federal income tax purposes. As partnerships, none of these Funds are required to distribute taxable income and capital gains. No dividend and capital gain distributions have been paid by any Fund during the fiscal year ended December 31, 2022.

C. FOREIGN CURRENCY TRANSLATION

The Trust’s accounting records are maintained in U.S. dollars. The market value of investments and other assets and liabilities, which are denominated in non-U.S. currencies, are translated into U.S. dollars based on the applicable exchange rates at the end of each business day. Purchases and sales of investments and income and expenses, denominated in foreign currencies, are translated into U.S. dollars at the exchange rates in effect on the transaction date.

None of the Funds separately report the effect of changes in foreign exchange rates from changes in market prices of investments held. Such changes are included with the net realized gain or loss and change in net unrealized appreciation or depreciation on investments. Other foreign currency transactions resulting in realized and unrealized gain or loss, if any, are reported separately as net realized gain or loss on foreign currency transactions and change in net unrealized appreciation or depreciation on foreign currencies.

D. ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES

Income, non-class specific expenses, and realized and unrealized gains and losses, are allocated on a daily basis to each class of shares based upon the relative portion of net assets of each class. Certain Trust expenses directly attributable to a particular Fund are charged to that Fund (such as fund-specific transactional fees, proxies, liquidations, litigation, and organizational/start-up costs) and class-specific fees and expenses are charged directly to the respective share class within each Fund. Generally, other Trust expenses are allocated proportionately among all the Funds in relation to the net assets of each Fund.

E. OFFERING COSTS

A new Fund bears all costs (or the applicable pro-rata share if there is more than one new Fund) associated with the offering expenses of the Fund, including legal, printing, and support services. All such costs are amortized as an expense of the new Fund on a straight-line basis over twelve months from commencement of operations.

F. NEW ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the discontinuation of the London Interbank Offered Rate (“LIBOR”) for the one week and two-month U.S. dollar (“USD”) tenors as well as certain non-USD LIBOR tenors after

December 31, 2021, and the planned discontinuation of certain non-USD LIBOR tenors after December 31, 2022 as well as the overnight and one, three, six and twelve month USD LIBOR tenors after June 30, 2023. ASU 2020-04 is effective for certain reference rate-related contract modifications that occured during the period March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on these financial statements.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

In January 2021, the FASB issued ASU 2021-01, “Reference Rate Reform (Topic 848).” ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR; regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2021-01 clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately on an elective basis. The amendments in this update do not apply to contract modifications made after December 31, 2022. ASU 2021-01 did not have a material impact on these financial statements.

In June 2022, the FASB issued ASU No. 2022-03, “Fair Value Measurement (Topic 820)”. The amendments in ASU 2022-03 clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. ASU 2022-03 is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.

Since August 19, 2022, the Funds have been required to comply with new regulations adopted by the SEC governing the use of derivatives by registered investment companies, namely Rule 18f-4 of the 1940 Act. Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by a fund to comply with Section 18 of the 1940 Act, and requires funds, whose use of derivatives is greater than a limited specified amount, to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. The implementation of Rule 18f-4 did not have a material impact on the Funds or these financial statements.

In December 2022, the FASB issued ASU 2022-06, “Deferral of the Sunset Date of Topic 848.” ASU 2022-06 is an update of ASU 2020-04, providing additional financial reporting relief. ASU 2022-06 is effective for certain reference rate-related contract modifications that occur during the extended period of March 12, 2020 through December 31, 2024. Like ASU 2020-04, management does not expect ASU 2022-06 to have a material impact on these financial statements.

3. VALUATION AND FAIR VALUE MEASUREMENTS

A. VALUATION POLICY

The Trust’s Board of Trustees (the “Board”) has adopted a policy (“Valuation Policy”) for determining the value of the Trust’s investments each business day. Under the Valuation Policy, and pursuant to regulatory authority, the Board has designated PLFA as its “valuation designee” for fair valuation determinations. PLFA’s Valuation Oversight Committee (“VOC”) values the Funds’ investments in accordance with the Valuation Policy. The methodologies used to value the Funds’ investments are described in greater detail in the Investment Valuation subsection below.

B. DETERMINATION OF NET ASSET VALUE (“NAV”)

Each Fund of the Trust is divided into shares and share classes, if applicable. The price per share of each class of a Fund’s shares is called its NAV, which is determined by taking the total value of its investments and other assets, subtracting any liabilities, and dividing by the total number of shares outstanding.

The NAVs are calculated once per day on each day that the New York Stock Exchange (“NYSE”) is open, including days when foreign markets and/or bond markets are closed. Each NAV is generally determined as of 4:00 p.m. Eastern Time on days that the NYSE is open. Information that becomes known to the Trust or its agents after the determination of an NAV on a particular day will not normally be used to retroactively adjust the price of a Fund’s investment or the NAV determined earlier that day. Such information may include late dividend notifications, legal or regulatory matters, corporate actions, and corrected/adjusted last sales prices or official closing prices from an exchange. The NAVs will not be calculated on days when the NYSE is closed. There may be a delay in calculating the NAV if: (i) the NYSE is closed on a day other than a NYSE scheduled holiday or weekend, (ii) trading on the NYSE is restricted, (iii) an emergency exists (as determined by the U.S. Securities and Exchange Commission “SEC”), making the sale of investments or determinations of NAV not practicable, or (iv) the SEC permits a delay for the protection of shareholders. Based on information obtained from the NYSE, it is anticipated that the NYSE will be closed when the following annual holidays are observed: New Year’s Day; Martin Luther King, Jr. Day; Washington’s Birthday; Good Friday; Memorial Day; Juneteenth; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. The NYSE is normally closed on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. In addition, the NYSE typically closes early (usually 1:00 p.m. Eastern Time) on the day after Thanksgiving and the day before Christmas Day. Although the Trust expects the same holidays to be observed in the future, the NYSE may modify its holiday schedule or hours of operation at any time.

Certain Funds may hold investments that are primarily listed on foreign exchanges. Because those investments trade on weekends and other days when the Funds do not calculate their NAVs, the value of those investments may change on days when a shareholder will not be able to purchase or redeem shares of those Funds.

In the event the NYSE closes prior to 4:00 p.m. Eastern Time, whether due to a scheduled or unscheduled early close, certain other markets or exchanges may remain open. Generally, the valuation of the securities in those markets or exchanges will follow the valuation procedures described below, which may be after the official closing time of the NYSE.

C. INVESTMENT VALUATION

The value of each security or other investment is the amount which a Fund might reasonably expect to receive for the investment upon its current sale in the ordinary course of business. For purposes of calculating the NAV, the value of investments held by each Fund is based primarily on pricing data obtained from various sources approved by the VOC.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Domestic Equity Investments

For domestic equity investments (including exchange-traded funds), the Trust generally uses the official closing price or last reported sale price from an exchange and does not normally take into account trading, clearances or settlements that take place after the close of the NYSE. Investments for which no official closing price or last reported sales price are reported are generally valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Foreign Equity Investments

For foreign equity investments, the Trust generally uses the official closing price or the last reported sale price from the principal foreign exchanges. The Trust may adjust for market events occurring between the close of certain foreign exchanges and the close of the NYSE. The Trust has retained an independent statistical analysis service approved by the VOC to assist in determining the value of certain foreign equity investments. This service utilizes proprietary computer models based on historical performance of markets and other considerations to determine adjustments for market events. Quotations of foreign investments in foreign currencies and those valued using forward currency rates are converted into U.S. dollar equivalents using a foreign exchange quotation from an approved source.

Exchange Traded Futures Contracts, Option Contracts, and Swap Agreements

Exchange traded futures contracts, options and swap agreements are generally valued using the settlement price determined by the relevant exchange. Exchange traded futures contracts, options and swap agreements for which no settlement price is reported are valued at the mean between the most recent bid and ask prices obtained from approved pricing services, established market makers, or from broker-dealers.

Over-the-Counter (“OTC”) Investments

OTC investments (including forward commitments, swap agreements and option contracts) are generally valued by approved pricing services that use evaluated prices from various observable market and other factors. Certain OTC swap agreements are valued using industry pricing models, broker quotes or other methodologies pursuant to the Trust’s Valuation Policy. Forward foreign currency contracts are generally valued using the mean between broker-dealer bid and ask quotations, and foreign currency exchange rates are gathered from approved pricing services.

Domestic and Foreign Debt Investments

Debt investments, including short-term debt, are generally valued using the mean between bid and ask prices provided by approved pricing and quotation services, which are based upon evaluated prices determined from various observable market and other factors. Certain debt investments are valued by using a benchmark, matrix, or other pricing methodology approved pursuant to the Valuation Policy. Generally, the prices are obtained from approved pricing sources or services as of 4:00 p.m. Eastern Time.

Investments in Mutual Funds and Variable Insurance Trusts

Fund investments in affiliated or unaffiliated mutual funds (and/or variable insurance trusts) are valued at their respective published NAVs.

Investment Values Determined by the Valuation Oversight Committee

The Trust’s Valuation Policy also includes methodologies approved for valuing investments in circumstances where pricing data from approved sources is not readily available or deemed to be unreliable. In such circumstances, the Valuation Policy provides that the value of such investments may be determined in accordance with VOC approved formulas and methodologies (“PLFA Pre-Approved Fair Valuation Methodologies”). Under the Valuation Policy these PLFA Pre-Approved Fair Valuation Methodologies may include, among others, amortized cost, the use of broker quotes, the use of purchase prices, last reported sale/trade prices, and benchmark, proxy, and matrix pricing. In the event pricing data from approved sources or PLFA Pre-Approved Fair Valuation Methodologies are not readily available or are determined to be unreliable, the value of the investments will be determined in good faith by the VOC or its delegate pursuant to the Valuation Policy. Valuations determined by the VOC or its delegate may require subjective inputs about the value of such investments. While these valuations are intended to estimate the value, a Fund might reasonably expect to receive upon the current sale of the investments in the ordinary course of business, such values may differ from the value that a Fund would actually realize if the investments were sold or values that would be obtained if a different valuation methodology had been used.

D. FAIR VALUE MEASUREMENTS AND DISCLOSURES

The Trust characterizes its investments as Level 1, Level 2, or Level 3 based upon the various inputs or methodologies used to value the investments. Under the Valuation Policy, the VOC determines the level in which each investment is characterized. The VOC includes investment, legal, and compliance members of the Trust’s Investment Adviser, accounting members of Pacific Life, and the Trust’s Chief Compliance Officer (“CCO”). The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

• Level 1 - Quoted	prices (unadjusted) in active markets for identical investments

• Level 2 - Significant	observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data

• Level 3 - Significant	unobservable inputs that are not corroborated by observable market data

The VOC reviews the Valuation Policy periodically (at least annually) to determine the appropriateness of the pricing methodologies used to value each Fund’s investments. The VOC also periodically evaluates how the Trust’s investments are characterized within the three-tier hierarchy and the appropriateness of third party pricing sources. The VOC also periodically (at least annually) conducts back-testing of the value of various Level 2 and Level 3 investments to evaluate the effectiveness of the pricing methodologies including the unobservable inputs used to value those investments. Such back-testing includes comparing Level 2 and Level 3 investment values to subsequently available exchange- traded prices, transaction prices, and/or observable vendor prices. All changes to the Valuation Policy are reported to the Board on a quarterly basis with material changes, as determined by the Trust’s CCO, requiring approval by the Board.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodologies used for characterizing each Fund’s investments within the three-tier hierarchy are not necessarily an indication of the relative risks associated with investing in those investments. Foreign equity investments that are valued with the assistance of a statistical research service approved by the VOC or its delegate (as described in Note 3C) and based on significant observable inputs are reflected as Level 2. Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. A summary of each Fund’s investments as of December 31, 2022, as categorized under the three-tier hierarchy of inputs, can be found in the Notes to Schedule of Investments section of each Fund’s Schedule of Investments.

The following is a description of valuation inputs and techniques that the Trust currently utilizes to fair value each major category of assets and liabilities:

Equity Securities (Common and Preferred Stock) and Mutual Funds

Equity securities (foreign or domestic) that are actively traded on a securities exchange are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to these securities, they are categorized as Level 1. Equity securities traded on inactive markets and certain foreign equity securities are fair valued using significant other observable inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from pricing vendors that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable and timely, the fair values of these securities would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Investments in registered mutual funds, including affiliated registered mutual funds, are valued at their respective published NAV and are categorized as Level 1.

U.S. Treasury Obligations

U.S. Treasuries are fair valued based on pricing models that evaluate the mean between the most recently published bid and ask price from market data sources. The models also take into consideration yield curves and data received from active market makers and inter-dealer brokers. Yield curves change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable and timely, the fair values of U.S. Treasury obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Mortgage-Backed and Asset-Backed Securities

Mortgage-backed securities, including government sponsored enterprises, are fair valued using pricing models based on inputs that include issuer type, coupon, and cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable and timely, the fair values of mortgage-backed securities would be categorized as Level 2; otherwise the fair value would be categorized as Level 3.

Asset-backed securities and collateralized mortgage obligations are fair valued using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon average life, collateral types, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable and timely, the fair values of asset-backed securities and collateralized mortgage obligations would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Municipal Bonds

Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Foreign Government Bonds and Notes

Foreign government bonds and notes are fair valued based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored daily for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable and timely, the fair values of foreign government bonds and notes would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Corporate Bonds and Notes and U.S. Government Agency Issues

Corporate bonds held by a Fund are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, issuer credit information, and option-adjusted spread models where applicable. Fair values for high yield bonds are based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds, and sector-specific trends. To the extent that these inputs are observable and timely, the fair values of corporate bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

U.S. Government Agency Issues are reported at fair value using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer, issuer credit information, and option-adjusted spread models where applicable. To the extent that these inputs are observable and timely, the fair values of U.S. Government Agency Issues would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Futures Contracts

Futures contracts and options on futures contracts that are actively traded on commodity exchanges are fair valued based on quoted prices from the applicable exchange, and to the extent valuation adjustments are not applied to futures contracts, they are categorized as Level 1. To the extent that valuation adjustments are observable and timely, the fair values of futures contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Option Contracts

Exchange listed option contracts that are traded on securities exchanges are categorized as Level 2 if they are fair valued based on quoted prices from the applicable exchange, or when valuation adjustments are applied to option contracts, or such valuation adjustments are observable and timely, otherwise the fair values would be categorized as Level 3. OTC option contracts are fair valued based on either broker- dealer quotations or pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strike price. To the extent that these inputs are observable and timely, the fair values of OTC option contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Forward Foreign Currency Contracts

Forward foreign currency contracts are fair valued using the mean between broker-dealer bid and ask quotations, and forward foreign currency exchange rates gathered from leading market makers. To the extent that these inputs are observable and timely, the fair values of forward foreign currency contracts would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Swap Agreements

Interest Rate Swaps – Interest rate swaps are fair valued using pricing models that are based on real-time snap shots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps are monitored regularly to ensure that interest rates are properly depicting the current market rate. To the extent that these inputs are observable and timely, the fair values of interest rate swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Credit Default Swaps – Credit default swaps are fair valued using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Total Return Swaps – Total return swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of total return swaps would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Senior Loan Notes

Floating rate senior loan notes (“Senior Loans”) are fair valued based on a quoted price received from a single broker-dealer or an average of quoted prices received from multiple broker-dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the fair values of Senior Loans would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Unfunded loan commitments on senior loan participations and assignments, if any, are marked to market daily and valued according to the Trust’s valuation policies and procedures. Any applicable net unrealized appreciation or depreciation at the end of the reporting period is recorded as an asset under investments at value, and any change in net unrealized appreciation or depreciation for the reporting period is recorded within the change in net unrealized appreciation or depreciation on investment securities. Unfunded loan commitments are included in the Schedules of Investments.

The total unfunded loan commitments that could be extended at the option of the borrowers for the fiscal year ended December 31, 2022 are summarized in the following table:

Portfolio	Unfunded Loan Commitments	Value	Net Unrealized Appreciation (Depreciation)
Diversified Bond	$207,824	$188,167	($19,657)
Floating Rate Income	280,974	257,311	(23,663)

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENTS AND RISKS

General Investment Risk

An investment in each Fund represents an indirect investment in the assets owned by that Fund. As with any mutual fund, the value of the assets owned by each Fund may move up or down, and as a result, an investment in a Fund at any point in time may be worth more or less than the original amount invested.

A Fund’s transactions in listed securities are settled/paid for upon delivery to or from their counterparties; therefore, the risk of counterparty default for listed securities is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligations.

Market and Regulatory Risk

Events in the financial markets and economy may cause volatility and uncertainty and adversely affect Fund performance. Such adverse effects on performance could include a decline in the value and liquidity of securities held by a Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in NAV, and an increase in Fund expenses. It may also be unusually difficult to identify investment risks and opportunities, in which case investment goals may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. In addition, because of interdependencies between markets, events in one market may adversely impact other markets or issuers in which a Fund invests in unforeseen ways. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money. Governmental and regulatory actions, including tax law changes, may also impair Fund management and have unexpected or adverse consequences on particular markets, strategies, or investments. Future market or regulatory events may impact a Fund in unforeseen ways, such as causing the Fund to alter its existing strategies or potentially, to liquidate and close.

Natural Disasters Risk

Natural disasters occur throughout the world and include events such as blizzards and ice storms, earthquakes, floods, hurricanes, pandemics, tidal waves, tornadoes, tsunamis, typhoons, volcanic eruptions, and wildfires. Although specific types of natural disasters may occur more frequently in certain geographic locations, such events are by their nature unpredictable and may cause sudden, severe and widespread damage that negatively impacts issuers, regions and economies in which a Fund invests. Should a Fund hold significant investments in, or have significant exposure to, an issuer, region or economy affected by a natural disaster, the Fund may lose money. Due to the interconnectedness of the global economy, natural disasters in one location may negatively impact issuers in other locations.

An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19 could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time, which could result in losses to a Fund. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of an outbreak may be short term or may last for an extended period of time.

LIBOR Transition Risk

Certain investments may rely on, and are therefore subject to risks related to the expected discontinuation of, LIBOR. LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market as determined by ICE Benchmark Administration (“IBA”), the administrator of LIBOR. Previously, the Financial Conduct Authority (“FCA”), which regulates financial markets and financial services firms in the United Kingdom, announced that it will no longer compel the banks to continue to submit the daily rates for the calculation of LIBOR after 2021 and warned that LIBOR may cease to be available or appropriate for use beyond 2021. More recently, the FCA announced that USD LIBOR will cease to be published by the IBA or any other administrator, or will no longer be representative after June 30, 2023 for the most common tenors (overnight and one, three, six and twelve month), and ceased publishing for the less common tenors of USD LIBOR (one week and two month) and most tenors of non-USD LIBOR after December 31, 2021. Certain sterling (three month) and yen (one, three and six month) LIBOR settings were published on a “synthetic” basis through the end of 2022. The one and six month sterling LIBOR settings will continue to be published on a “synthetic” basis through March 31, 2023.

Although the transition process away from LIBOR has become increasingly well-defined in advance of the discontinuation dates, there remains uncertainty regarding the transition to, and nature of, any selected replacement rates, as well as the impact on investments that currently utilize LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of the Fund’s investments and result in costs incurred in connection with closing out positions that reference LIBOR and entering into new trades referencing alternative rates. The transition process away from LIBOR may result in increased volatility or illiquidity in markets for the Fund’s investments that currently rely on LIBOR as well as a reduction in the value of these investments. The potential risk of reduction in value of these investments may be heightened for those investments that do not include fallback provisions that address the cessation of LIBOR.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

For investments that do not have adequate fallback provisions to address the cessation of LIBOR, the Adjustable Interest Rate (LIBOR) Act was signed into law on March 15, 2022. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on the Secured Overnight Financing Rate (“SOFR”) (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain investments that reference LIBOR and contain no, or insufficient, fallback provisions. It is uncertain what impact such legislation may have.

Alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. These federal income tax consequences would apply only to the shareholders of the Funds (the insurance companies offering the variable products and as applicable certain funds of funds of the Trust), but there would not be federal income tax consequences to the contract holders of the variable products. The IRS may provide additional guidance, with potential retroactive effect.

Fund of Funds Investments

The Portfolio Optimization Portfolios are exposed to the same risks as the Underlying Funds in direct proportion to the allocation of their assets among those Underlying Funds. Allocations by the Portfolio Optimization Portfolios among the Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given the various levels of risk tolerance. The allocations of the Portfolio Optimization Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Portfolio Optimization Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Underlying Fund.

The Pacific Dynamix Portfolios are exposed to the same risks as the Pacific Dynamix Underlying Funds in direct proportion to the allocation of their assets among those Pacific Dynamix Underlying Funds. Allocations among the Pacific Dynamix Underlying Funds are determined using an asset allocation process, which seeks to optimize returns by allocating among different asset classes given various levels of risk tolerance. The allocations of the Pacific Dynamix Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Pacific Dynamix Underlying Funds may cause them to underperform other mutual funds with a similar investment objective. Although the Pacific Dynamix Portfolios seek to provide diversification across major asset classes, they may invest a significant portion of their assets in any single Pacific Dynamix Underlying Fund.

The ESG Portfolios are exposed to the same risks as the ESG Underlying Funds in direct proportion to the allocation of their assets among the ESG Underlying Funds. Allocations among the ESG Underlying Funds are determined using an asset allocation process and may be adjusted based on PLFA’s views of market conditions, its outlook for various asset classes or other factors. The allocations of the ESG Portfolios may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/ or ESG Underlying Funds may cause them to underperform other mutual funds with similar investment objectives. The ESG Portfolios may invest in any or all of the ESG Underlying Funds, but will not necessarily be invested in every ESG Underlying Fund at any particular time.

The PSF Avantis Balanced Allocation Portfolio is exposed to the same risks as the Balanced Allocation Underlying Funds in direct proportion to the allocation of its assets among the Balanced Allocation Underlying Funds. Allocations among the Balanced Allocation Underlying Funds are determined using an asset allocation process and may be adjusted based on PLFA’s views of market conditions, its outlook for various asset classes or other factors. The allocations of the PSF Avantis Balanced Allocation Portfolio may not effectively decrease risk or increase returns for investors, and the selection and weighting of allocations to asset classes and/or Balanced Allocation Underlying Funds may cause it to underperform other mutual funds with a similar investment objective. The PSF Avantis Balanced Allocation Portfolio may invest in any or all of the Balanced Allocation Underlying Funds, but will not necessarily be invested in every Balanced Allocation Underlying Fund at any particular time.

Funds of Funds shareholders also bear indirectly their proportionate share of the expenses of the underlying funds in which the Funds of Funds invest.

Equity Investments

Stock markets are volatile. Equity investments tend to go up or down in value, sometimes rapidly and unpredictably, in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors.

Debt Investments

Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk and liquidity risk, which may affect their value. Many debt securities give the issuer the right to redeem (“call”) the security prior to maturity. If an issuer calls a security in which a Fund has invested, the Fund may not recoup the full amount of its initial investment in the security and may be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the called security. There is a risk that an issuer

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due and may reduce the value of the debt investment, sometimes dramatically. High yield/high risk or “junk” securities may be more volatile than higher rated securities. High yield/high risk securities (including loans) are typically issued by companies that are highly leveraged, less creditworthy, or financially distressed and are considered to be mostly speculative in nature (high risk), subject to greater liquidity risk, and subject to a greater risk of default than higher rated securities, especially during periods of economic uncertainty or during economic downturns. Debt investments, including bonds, fixed rate loans, and short-term instruments may be affected by changes in interest rates. Debt investments with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt investments with shorter durations or floating or adjustable interest rates. The value of debt investments may fall when interest rates rise. Certain debt investments may be difficult to value, purchase, and sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.

Given the Federal Reserve’s recent interest rate raises in the U.S., risks associated with rising interest rates are heightened. The negative impact on debt investments from interest rate increases could be swift and significant, including falling market values, increased redemptions and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Additionally, regulations applicable to and changing business practices of broker-dealers that make markets in debt investments may result in those broker-dealers restricting their market making activities for certain debt investments, which may reduce the liquidity and increase the volatility of such debt investments.

Certain asset-backed instruments, such as collateralized debt obligations, collateralized mortgage obligations, and other mortgage-related securities, structured investment vehicles, and other debt investments may have exposure to subprime loans or subprime mortgages, which are loans to persons with lower credit ratings. These instruments may present credit risk that is not transparent and that is greater than indicated by their ratings. The value of these instruments may be more acutely affected by downturns in the credit markets or the real estate market than certain other investments, and it may be difficult to value these instruments because of a thin secondary market.

Foreign and Emerging Markets Investments

Exposure to foreign markets can involve additional risks relating to market, economic, political, regulatory, geopolitical, or other conditions. These factors can make foreign investments more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country, or region. Investments in or exposure to investments in emerging market countries may be riskier than investments in or exposure to investments in U.S. and certain developed markets. Risk may be more enhanced for investments in or exposure to investments in frontier market countries.

The governments of emerging market countries, some with histories of instability and upheaval, may act in an adverse or hostile manner toward private enterprise or foreign investment. Specific actions and effects have included limiting the ability of issuers to have reliable access to capital and the ability to conduct due diligence on issuers located in emerging market countries; a lack of access by the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers for PCAOB-registered accounting firms located in certain emerging market countries (including China and Hong Kong); restricting the ability of U.S. authorities (such as the SEC) to bring and enforce actions against companies and persons located in emerging market countries; and the difficulty or inability of shareholders to seek legal remedies (such as class action lawsuits) against issuers in emerging market countries.

Among the foreign markets in which a Fund may invest are those countries that are members of the European Union (“EU”). Some of the countries of the EU are currently experiencing financial difficulties and have depended on, and may continue to be dependent on, the assistance from others such as the European Central Bank or other governments or institutions. The failure of such countries to implement reforms as a condition of assistance could have a significant adverse effect on the value of investments in those countries and other countries within this “Eurozone.” In addition, certain EU countries that have adopted the euro are subject to fiscal and monetary controls that could limit the ability to implement their own economic policies, to the point where such countries could voluntarily abandon, or be forced out of, the euro. These events could globally impact the market values of securities and currencies, cause redenomination into less valuable local currencies and create more volatile and illiquid markets. The United Kingdom’s departure from the EU, commonly known as “Brexit,” may have significant political and financial consequences for EU markets. There are considerable uncertainties about the repercussions resulting from Brexit, including the impact on trade agreements, regulations, and treaties. Brexit may also increase the likelihood that other EU members may decide to leave or be expelled from the EU. These potential consequences may result in increased market volatility and illiquidity in the United Kingdom, the EU, and other financial markets, as well as slower economic growth and fluctuations in exchange rates. Any of these events and other socio-political or geo-political issues that are not currently known could have a significant adverse effect on global markets and economies, which in turn could negatively impact the value of a Fund’s investments.

On February 24, 2022, the Russian Federation commenced a military attack on the country of Ukraine. The outbreak of hostilities between the two countries could result in more widespread conflict and could have a severe adverse effect on the region and global financial markets. In addition, the United States and other countries have imposed, and may impose additional, economic sanctions against certain countries, entities and/or individuals. Economic sanctions and other similar actions could, among other things, prohibit or otherwise limit a Fund’s ability to purchase or sell certain foreign securities and significantly delay or prevent the settlement of securities transactions, and there could be significant risks and uncertainties related to investment in Eastern Europe and Russia . Such actions could decrease the value and liquidity of securities held by a Fund and may require a Fund to sell or otherwise dispose of all or a portion of the impacted securities at inopportune times or prices. Sanctions could also result in retaliations or countermeasures, which may adversely impact a Fund’s investments or operations. Although it is not possible to predict the extent and duration of this military action, and the impact that any sanctions or retaliatory actions may have on a Fund, such events could significantly harm a Fund’s performance.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The countries listed in the Schedules of Investments for individual investment holdings (each a “Holding”) are each considered the country of risk to which a Holding, and therefore the Fund, is exposed. Each Holding’s country of risk is obtained from a third-party source that uses factors such as reporting currency, sales/revenue, and location of management of the Holding’s issuer to determine country of risk. The country of risk may not be exclusive, however, as there may be other countries of risk to which a Holding is exposed that are not disclosed, although the country identified is expected to be the primary country of risk for that Holding. A Holding is generally subject to greater country risk based on where it conducts business or is economically tied to rather than where it is formed or incorporated. Foreign markets risks may include currency risk, market and regulatory risk, liquidity risk, emerging markets risk, frontier markets risk and geographic focus risk, among other risks.

Senior Loan Participations and Assignments

Certain Funds may invest in Senior Loans of domestic or foreign corporations, partnerships, and other entities (“Borrowers”), the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates. Senior Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, LIBOR, SOFR or certificates of deposit rates. Senior Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Senior Loans are exempt from registration under the Securities Act of 1933, may contain certain restrictions on resale, and cannot be sold publicly. A Fund’s investments in Senior Loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

A significant portion of the floating rate loans held by a Fund may be “covenant lite” loans that contain fewer or less restrictive constraints on the borrower or other borrower-friendly characteristics and offer less protections for investors than covenant loans. As compared to a loan instrument that contains numerous covenants that allow lenders the option to force the borrowers to negotiate terms if risks became elevated, the majority of new floating rate loans that are issued are “covenant lite” loans which tend to have fewer or no financial maintenance covenants and restrictions. A covenant lite loan typically contains fewer clauses which allow an investor to proactively enforce financial covenants or prevent undesired actions by the borrower/issuer, including the ability to make an acquisition, pay dividends or issue additional debt if they have met certain loan terms. Covenant lite loans also generally provide fewer investor protections if certain criteria are breached, such as permitting an investor to declare a default (and therefore receive collateral), or to force restructurings and other capital changes on struggling borrowers/ issuers. A Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans. When a Fund purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender.

Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender.

When a Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in Senior Loans includes the right to receive payments of principal, interest, and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Fund generally has no right to enforce compliance with the terms of the loan agreement. As a result, the Fund assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Fund and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. As of December 31, 2022, no participation interest in Senior Loans was held by any of the Funds.

Inflation-Indexed Bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are debt securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment to interest income.

Mortgage-Related and Other Asset-Backed Securities

Certain Funds may invest in mortgage-related and other asset-backed securities. These securities could include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), collateralized loan obligations (“CLOs”), mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-related and other asset-backed securities are debt securities issued by a corporation, trust, or custodian, or by a U.S. Government agency or instrumentality, that are collateralized by a pool of mortgages, mortgage pass-through securities, U.S. Government securities or other assets. The value of some mortgage-related and asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgage and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or issuers will meet their obligations.

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (“IOs”), which receive all of the interest, and principal-only securities (“POs”), which receive the entire principal. The cash flows and yields on IOs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans. If the underlying mortgages experience higher than anticipated

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

prepayments, an investor in IOs of SMBS may fail to recoup fully its initial investment, even if the IOs are highly rated or are derived from securities guaranteed by the U.S. Government. Unlike other debt and other mortgage-backed securities, the market value of IOs tends to move in the same direction as interest rates. As prepayments on the underlying mortgages of POs increase, the yields on POs increase. Payments received from IOs are recorded as interest income. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security on the coupon date until maturity. These adjustments are included in interest income. Payments received from POs are treated as reductions to the cost and par value of the securities. Any excess principal paydown gains or losses associated with the payments received are recorded as interest income.

U.S. Government Securities

Certain Funds may invest in securities issued by U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by the U.S. Government, its agencies, or instrumentalities. Some U.S. Government securities, such as Treasury Bills, Treasury Notes, Treasury Bonds, and securities guaranteed by GNMA (or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. Securities not backed by the full faith and credit of the U.S. Government may be subject to a greater risk of default. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA and FHLMC are government-sponsored corporations, the common stocks of which are owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

When-Issued Securities

Certain Funds may purchase and sell securities on a when-issued basis, including To Be Announced (“TBA”) securities. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. A commitment by a Fund is made regarding these transactions to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Risk may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts, or if the issuer does not issue the securities due to political, economic, or other factors.

Delayed-Delivery Transactions Risk

Certain Funds may purchase or sell securities on a delayed-delivery basis, including TBA securities. Payment and delivery may take place after the customary settlement period for that security. The price or yield of the underlying securities is fixed at the time the transaction is negotiated. When delayed-delivery purchases are outstanding, a Fund will set aside, and maintain until the settlement date in a segregated account, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed- delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Repurchase Agreements

Certain Funds may enter into repurchase agreements with institutions that the Investment Adviser or sub-adviser has determined are creditworthy. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying security (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell the security at an agreed upon price and time. Repurchase agreements permit a Fund to maintain liquidity and potentially earn income over periods of time that may be as short as overnight. The collateral for all repurchase agreements are held in safekeeping for the benefit of the Funds at the Trust’s custodian, or broker-dealer, or a designated sub-custodian under a tri-party repurchase agreement. All repurchase agreements entered into by a Fund are collateralized with cash or securities of a type that the Fund is permitted to hold. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements, including accrued interest, except in the case of a repurchase agreement entered into for the purposes of selling a security short, where the value of the collateral delivered to a Fund must equal or exceed 95% of the value of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered into for the purposes of selling a security short may provide that the cash purchase price paid by a Fund is more than the value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement. Since in such a transaction, a Fund normally will have used the collateral received to settle the short sale, a Fund will segregate liquid assets equal to the marked to market value of the collateral received that it is obligated to return to the counterparty under the repurchase agreement.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

In the event of default on the obligation to repurchase a security held by a Fund as collateral, the Fund has the right to liquidate the security and apply the proceeds to the counterparty’s obligations to the Fund under the repurchase agreement. Upon an event of default under the repurchase agreement, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited, or wholly denied.

Borrowings and Other Financing Transactions

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the 1940 Act, which may be viewed as borrowing or financing transactions by a Fund. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions see Note 5.

Reverse Repurchase Agreements – Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security that it holds to a financial institution with an agreement to repurchase the same security at an agreed-upon price and date. Securities sold under reverse repurchase agreements are recorded as a liability. Interest payments made are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A reverse repurchase agreement involves the risk that the market value of the security sold by a Fund may decline below the repurchase price of the security. A Fund will segregate assets determined to be liquid by the manager or otherwise cover its obligations under reverse repurchase agreements.

Sale-Buyback Financing Transactions – Certain Funds may enter into transactions referred to as sale-buybacks. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. Such transactions are recorded as secured borrowings. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed- upon proceeds for securities to be repurchased by a Fund are recorded as a liability. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the price drop. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund. A Fund will segregate assets determined to be liquid or otherwise cover its obligations under sale-buyback transactions.

Short Sales – Certain Funds may enter into short sales. A short sale is a transaction in which a Fund sells securities it does not own.

A Fund’s use of short sales involves the risk that the price of the security in the open market may be higher when purchased to close out the Fund’s short position, resulting in a loss to the Fund. Such a loss is theoretically unlimited because there is no limit on the potential increase in the price of a security or guarantee as to the price at which the manager would be able to purchase the security in the open market.

When a Fund sells securities short, it must borrow those securities to make delivery to the buyer. The Fund incurs an expense for such borrowing. The Fund may be required to pledge a portion of its assets to the broker as collateral for the borrowed securities. The Fund may not be able to purchase a security that it needs to deliver to close out a short position at an acceptable price. This may result in losses and/or require the Fund to sell long positions before the manager had intended. A Fund may not be able to successfully implement its short sale strategy, which may limit its ability to achieve its investment goal, due to limited availability of desired or eligible securities, the cost of borrowing securities, regulatory changes limiting or barring short sales, or for other reasons. Securities sold in short sale transactions and the interest and dividends payable on such securities, if any, are recorded as a liability.

The use of proceeds received from selling short to purchase additional securities (long positions) results in leverage, which may increase a Fund’s exposure to long positions. Leverage could magnify gains and losses and, therefore, increase a Fund’s volatility.

Segregation and Collateral Risk

If a Fund engages in certain transactions, such as derivative investments, repurchase agreements, or repurchase-to-maturity transactions accounted for as secured borrowings, it may require collateral in the form of cash or investments to be held in segregated accounts at the Trust’s custodian, with an exchange or clearing member firm, or segregated on the Fund’s books and records maintained by the custodian and/ or the manager of the Fund. In each instance that segregation of collateral is required, it is done so in accordance with the 1940 Act and/or any interpretive guidance issued by the SEC. In the event of the counterparty default on the transaction, a Fund has the right to liquidate the collateral and apply the proceeds to the counterparty’s obligations to that Fund. Upon an event of default, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed, limited or wholly denied. There is also a possibility that a Fund could experience a delay in selling investments that are segregated as collateral.

5. DERIVATIVE INVESTMENTS AND RISKS, AND ENFORCEABLE MASTER NETTING ARRANGEMENTS

A. PRINCIPAL MARKET RISKS MANAGED BY INVESTING IN DERIVATIVES

Derivative instruments are investments whose values are tied to the value of an underlying security or asset, a group of assets, interest rates, exchange rates, currency or an index. Certain Funds are permitted to invest in derivative instruments, including, but not limited to, futures contracts, option contracts, forward foreign currency contracts, and swap agreements. Derivatives may have little or no initial cash investment value relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This is sometimes

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

referred to as leverage. Leverage can magnify a Fund’s gains and losses and therefore increase its volatility. A Fund’s investments in derivatives may increase, decrease or change the level or types of exposure to certain risk factors. The primary risks a Fund may attempt to manage through investing in derivative instruments include, but are not limited to, interest rate, foreign investments and currency, price volatility, and credit (including counterparty) risks.

Interest Rate Risk – A Fund may be exposed to interest rate risk through investments in debt securities. Interest rate risk is the risk that debt securities will decline in value as a result of changes in interest rates. For example, the value of bonds, fixed rate loans and short-term money market instruments may decline in value when interest rates rise. In a low interest rate environment, the risks associated with rising interest rates are heightened. Debt securities with longer durations tend to be more sensitive to changes in interest rates, making them more volatile than debt securities with shorter durations or money market instruments. Therefore, duration is a potentially useful tool to measure the sensitivity of a debt security’s yield (market price to interest rate movement). To manage these risks, certain Funds may invest in derivative instruments tied to interest rates.

Foreign Investments and Currency Risk – A Fund may be exposed to foreign investments and/or currency risk through direct investment in securities or through options, futures or currency transactions. The prices of foreign securities that are denominated in foreign currencies are affected by the value of the U.S. dollar. With respect to securities denominated in foreign currencies, in general, as the value of the U.S. dollar rises, the U.S. dollar price of a foreign security will fall. As the value of the U.S. dollar falls, the U.S. dollar value of the foreign security will rise. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons. Foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates, unstable political and economic conditions, a lack of adequate and timely company information, differences in the way securities markets operate, relatively lower market liquidity, less stringent financial reporting and accounting guidance and controls, less secure foreign banks or securities depositories than those in the U.S., foreign taxation issues, and foreign controls on investments. As a result, a Fund’s investments in foreign currency-denominated securities and other foreign investments may reduce the returns of the Fund. To manage these risks, certain Funds may invest in derivative instruments tied to foreign investments and/or currencies.

Price Volatility Risk – Derivatives tied to equity and debt securities are exposed to potential price volatility. Debt securities are affected by many factors, including prevailing interest rates, market conditions, and market liquidity. Volatility of below investment grade debt securities (including loans) may be relatively greater than for investment grade debt securities. Equity securities tend to go up or down in value, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors, including a company’s historical and prospective earnings, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. Due to the complexities of markets, events in one market or sector may adversely impact other markets or sectors. To manage these risks, certain Funds may invest in various derivative instruments. Derivative instruments may be used to manage a Fund’s exposure to price volatility risk but may also be subject to greater price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Credit and Counterparty Risk – Credit risk is the risk that a debt security’s issuer (or borrower or counterparty) will be unable or unwilling to meet its financial obligations (e.g., may not be able to make principal and/or interest payments when they are due or otherwise default on other financial terms) and/or may go bankrupt. This is also sometimes described as counterparty risk. A Fund may lose money if the issuer or guarantor of debt security, or counterparty of a derivative contract, repurchase or reverse repurchase agreement, or a loan of Fund securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. A Fund may attempt to minimize concentrations of credit risk by undertaking transactions with a large number of borrowers or counterparties on recognized and reputable exchanges. A Fund’s investments in debt investments may range in quality from those rated in the lowest category in which it is permitted to invest to those rated in the highest category by a rating agency, or if unrated, determined by the manager to be of comparable quality.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. Financial assets of counterparties, which potentially expose a Fund to counterparty risk, consist mainly of cash due from counterparties and investments. Certain managers may attempt to minimize credit risks to the Funds by performing extensive reviews of each counterparty, entering into transactions with counterparties that the manager believes to be creditworthy at the time of the transaction and requiring the posting of collateral in applicable transactions. To manage these risks, certain Funds may invest in derivative instruments tied to a security issuers’ financial strength.

B. DERIVATIVE INVESTMENTS

In addition to managing the market risks described above, certain Funds, if permitted by their investment objectives, may also invest in derivatives for purposes of hedging, duration management, to gain exposure to specific investment opportunities, as a substitute for securities, to enhance returns, or to otherwise help achieve a Fund’s investment goal. Legal risks related to documentation/agreements, capacity or authority of a counterparty, or issues regarding the legality or enforceability of a contract, may limit a Fund’s ability to invest or remain invested in derivatives. Each derivative instrument and the reasons a Fund invested in derivatives during the reporting period are discussed in further detail below.

Futures Contracts – A futures contract is a commitment to buy or sell a specific amount of a financial instrument or commodity at a negotiated price on a specified future date. Futures contracts are subject to the possibility of illiquid markets, and the possibility of an imperfect correlation between the value of the instruments and the underlying securities. Initial margin is deposited with a futures broker upon entering into futures contracts and can be funded with either cash or securities, in accordance with the initial margin requirements of the broker or the exchange.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

During the period a futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking-to-market on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s cost of the contract. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

During the reporting period, the following Funds entered into futures contracts for the following reasons: The Diversified Bond Portfolio used futures to manage duration, manage exposure to international bond markets and for yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into futures contracts to manage interest rate exposure, to provide liquidity, and as a substitute for cash bond exposure. The Short Duration Bond and Emerging Markets Debt Portfolios used interest rate futures contracts to manage duration and interest rate risk, and the Emerging Markets Debt Portfolio also utilized U.S. Treasury futures to hedge duration. The Hedged Equity Portfolio used index futures contracts to manage risk. The Large-Cap Core Portfolio held futures to gain targeted equity exposures from the portfolio’s cash positions. The Equity Index, Small-Cap Equity, Small-Cap Index, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Mid-Cap Index, PD Small-Cap Growth Index and PD Small-Cap Value Index Portfolios utilized futures contracts to provide market exposure for cash balances and dividend accruals, as well as to adjust market exposure to extended cash flow needs. The Emerging Markets, International Small-Cap, International Value and PD Emerging Markets Index Portfolios utilized futures to gain market exposure with the cash generated during PLFA’s reallocation of assets for the funds-of-funds. The PD Emerging Markets Index Portfolio and the PD International Large-Cap Index Portfolio utilized futures to equitize large flows of cash.

Option Contracts – An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying reference asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying reference asset at a specific price on or before a specified future date. A swaption is an option contract granting the owner the right to enter into an underlying swap. Inflation-capped options are options on U.S. inflation rates at a stated strike price. The seller of an inflation-capped option receives an upfront premium and in return the buyer receives the right to receive a payment at the expiration of the option if the cumulative annualized inflation rate over the life of the option is above (for caps) or below (for floors) the stated strike price. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products below a certain rate on a given notional exposure. Writing put options or purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes or purchases a call, put, or inflation-capped option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an investment, respectively, and subsequently adjusted to the current market value, based on the quoted daily settlement price of the option written or purchased. Certain options may be written or purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. A Fund, as a writer of an option, may have no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the underlying written option. In addition, an illiquid market may make it difficult for a Fund to close out an option contract.

The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. A Fund’s maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

During the reporting period, the following Funds entered into option contracts for the following reasons: The Diversified Bond Portfolio used options to manage duration, manage exposure to international bond markets and yield curve exposure. The Managed Bond Portfolio sold/wrote options and swaptions on futures, currencies, bond indices, and swaps, and also purchased options on futures, bond indices, currencies and TBAs as a means of capitalizing on anticipated changes in market volatility and to generate income. The Inflation Managed Portfolio sold/wrote options and swaptions on futures, currencies, bond indices, and swaps as a means of capitalizing on anticipated changes in market volatility and to generate income. The Hedged Equity Portfolio and the Technology Portfolio purchased and wrote options on indices to manage risk. The Mid-Cap Growth Portfolio purchased and wrote option contracts on individual equity securities to gain exposure to certain companies. The Health Sciences Portfolio used option contracts for efficient portfolio management.

Forward Foreign Currency Contracts – A forward foreign currency contract (“Forward Contract”) is a commitment to buy or sell a specific amount of a foreign currency at a negotiated price on a specified future date. Forward Contracts can help a Fund manage the risk of changes in currency exchange rates. The market value of a Forward Contract fluctuates with changes in foreign currency rates. These contracts are marked-to-market daily at the applicable forward currency translation rates. A Fund records realized gains or losses at the time the Forward Contract is closed. A Forward Contract is extinguished through a closing transaction or upon delivery of the currency or entering an offsetting contract. A Fund’s maximum risk of loss from counterparty credit risk related to Forward Contracts is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into forward foreign currency contracts for the following reasons: The Diversified Bond Portfolio used Forward Contracts to take outright positions in a variety of currencies. The Inflation Managed and Managed Bond Portfolios

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

purchased and sold foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge against currency exposure associated with some or all of these investments, and as a part of the investment strategy for these Funds. The Emerging Markets Debt Portfolio used Forward Contracts to gain market exposure, for hedging purposes to help protect the Fund’s returns against adverse currency movements, and as a part of the Fund’s investment strategy. The Value Portfolio used Forward Contracts for hedging purpose to help protect the Fund’s returns against adverse currency movement and to isolate stock selection as the primary driver of performance. The Health Sciences Portfolio used Forward Contracts to hedge against currency fluctuations.

Swap Agreements – Swap agreements are bilaterally negotiated agreements between the Funds and their counterparties to exchange swap investment cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market or are executed in a multilateral or other execution facility platform, such as a registered commodities exchange (“centrally cleared swaps”). In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are marked-to-market daily based upon values received from third party vendors or quotations from market makers. Market values greater than zero are recorded as an asset and market values less than zero are recorded as a liability. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recorded as unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin receivable or payable. OTC swap payments received or made at the beginning of the measurement period are recorded as an asset or liability and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gain or loss when the swap is closed. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss. Net periodic payments received by a Fund are recorded as realized gain.

Interest Rate Swaps – Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets.

A Fund investing in interest rate swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates. A Fund’s maximum risk of loss from counterparty credit risk related to interest rate swaps is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

During the reporting period, the following Funds entered into interest rate swap agreements for the following reasons: The Diversified Bond Portfolio entered into interest rate swaps in order to manage duration, manage exposure to international bond markets and yield curve exposure. The Inflation Managed and Managed Bond Portfolios entered into interest rate swaps to manage nominal or real interest rate risk in various global markets and as a substitute for cash bond exposure. The Emerging Markets Debt Portfolio entered into interest rate swaps to gain or manage market exposure, for hedging purposes, to manage duration, and as a part of the Fund’s investment strategy.

Credit Default Swaps – Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. A Fund investing in credit default swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or disagree as to the meaning of the contractual terms in the agreements, or that there may be unfavorable changes in interest rates.

As a seller of protection, a Fund generally receives an upfront payment and/or a fixed rate of income throughout the term of the swap provided there is no credit event. As the seller, a Fund would effectively add leverage to the Fund because, in addition to the total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Credit default swap agreements on corporate and sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate and sovereign issues, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-downs or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. Credit default swap agreements on indices are benchmarks for protecting investors owning bonds against default. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index.

An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation or underlying investment that are identical in all respects except for the quality rating. Wider credit spreads, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate and sovereign issues or U.S. Treasury obligation issues as of period end, are disclosed in the Notes to Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset- backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/ performance risk. A Fund may use pair trades of credit default swaps. Pair trades attempt to match a long position with a short position of two securities in the same market sector for hedging purposes. Pair trades of credit default swaps attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. For example, a Fund may purchase protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks.

A Fund may use spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curves attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

A Fund’s maximum risk of loss from counterparty credit risk related to credit default swaps, either as the buyer or seller of protection, is the fair value of the contract. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover the Fund’s exposure to the counterparty.

The aggregate fair value of credit default swaps in a net liability position is reflected as unrealized depreciation and is disclosed in the Notes to Schedules of Investments. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement is an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2022 for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts are partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

During the reporting period, the following Funds entered into credit default swap agreements for the following reasons: The Diversified Bond Portfolio utilized credit default swaps on investment grade indices to adjust credit exposure to certain international bond markets. The Inflation Managed Portfolio sold, and the Managed Bond Portfolio bought and sold, credit protection through credit default swaps on securities and credit indices to obtain exposure to the credit risk of individual securities or to the broader investment grade, high yield, mortgage, emerging markets or other sectors. The Inflation Managed and Managed Bond Portfolios purchased credit protection to reduce credit exposure to individual issuers, reduce broader credit risk, or to take advantage of the basis between the credit default swap and cash bond market. The Emerging Markets Debt Portfolio entered into credit default swaps to obtain exposure on sovereign credit spreads and for hedging purposes.

Total Return Swaps – A Fund investing in total return swaps is subject to the risk that there is no liquid market for these agreements, that the counterparties may default on their obligations to perform or that there may be unfavorable changes in the value of the underlying index or reference instrument (generally caused by changes in interest rates or declines in credit quality). A total return swap agreement is one in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying index or reference instrument, which includes both the income it generates and any capital gains. To the extent the total return of the

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

index or reference instrument underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. A Fund’s maximum risk of loss from counterparty credit risk related to total return swaps is the discounted net value of the cash flows to be received from or paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk may be mitigated to some extent if a master netting arrangement between a Fund and the counterparty is in place and to the extent a Fund obtains collateral to cover a Fund’s exposure to the counterparty.

A Fund may enter into fully funded total return swaps which involves one party making an initial payment equal to the estimated value of the reference instrument. The parties to the swap then exchange respective commitments to pay or receive a net amount based on the change in the fair value of a reference instrument and a specified notional amount.

During the reporting period, the Inflation Managed Portfolio used total return swaps to hedge duration.

The following is a summary of the location of fair value amounts of derivative investments, if any, disclosed in the Trust’s Statements of Assets and Liabilities. An exchange traded investment’s value reflects the cumulative value. Only the current day’s variation margin is reported on the Statements of Assets and Liabilities.

Location on the Statements of Assets and Liabilities
Derivative Investments Risk Type	Asset Derivative Investments	Liability Derivative Investments
Credit contracts	Outstanding purchased options, at value	Outstanding options written, at value
Equity contracts	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
Interest rate contracts	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
Foreign currency contracts	Outstanding purchased options, at value	Outstanding options written, at value
	Receivable: Variation margin on futures contracts	Payable: Variation margin on futures contracts
	Receivable: Variation margin on swap agreements	Payable: Variation margin on swap agreements
	Swap premiums paid	Swap premiums received
	Swap agreements appreciation	Swap agreements depreciation
	Forward foreign currency contracts appreciation	Forward foreign currency contracts depreciation

The following is a summary of fair values of derivative investments disclosed in the Trust’s Statements of Assets and Liabilities, categorized by primary risk exposure as of December 31, 2022:

		Asset Derivative Investments, Value
Portfolio	Total Value at December 31, 2022	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$69,892,958	$2,525,690	$ -	$6,379,012	$60,988,256
Inflation Managed	12,772,705	5,090	-	70,571	12,697,044
Managed Bond	20,503,738	802,900	-	609,210	19,091,628
Short Duration Bond	376,968	-	-	-	376,968
Emerging Markets Debt	1,804,950	507,300	-	369,946	927,704
Hedged Equity	3,649,584	-	3,649,584	-	-
Value	98,299	-	-	98,299	-
Health Sciences	119,527	-	-	119,527	-
Technology	969,234	-	969,234	-	-

		Liability Derivative Investments, Value
Portfolio	Total Value at December 31, 2022	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($26,111,722)	($5,622)	$ -	($7,305,015)	($18,801,085)
Inflation Managed	(18,026,638)	-	-	(1,623,668)	(16,402,970)
Managed Bond	(29,305,400)	(912,147)	-	(4,819,445)	(23,573,808)
Short Duration Bond	(9,689)	-	-	-	(9,689)
Emerging Markets Debt	(2,170,305)	(1,154,426)	-	(519,603)	(496,276)
Equity Index	(762,031)	-	(762,031)	-	-
Hedged Equity	(3,844,663)	-	(3,844,663)	-	-
Small-Cap Equity	(33,515)	-	(33,515)	-	-
Small-Cap Index	(81,657)	-	(81,657)	-	-
Value	(328,860)	-	-	(328,860)	-
Health Sciences	(5,309)	-	-	(5,309)	-
PD Large-Cap Growth Index	(360,506)	-	(360,506)	-	-
PD Large-Cap Value Index	(67,865)	-	(67,865)	-	-
PD Mid-Cap Index	(45,436)	-	(45,436)	-	-
PD Small-Cap Growth Index	(8,886)	-	(8,886)	-	-
PD Small-Cap Value Index	(19,842)	-	(19,842)	-	-
PD Emerging Markets Index	(68,853)	-	(68,853)	-	-
PD International Large-Cap Index	(291,058)	-	(291,058)	-	-

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the location of realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments, if any, disclosed in the Trust’s Statements of Operations:

Derivative Investments Risk Type	Location of Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
Credit contracts	Net realized gain (loss) on futures contract transactions
Equity contracts	Net realized gain (loss) on purchased option transactions
Interest rate contracts	Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions

Change in net unrealized appreciation (depreciation) on futures contracts

Change in net unrealized appreciation (depreciation) on purchased options

Change in net unrealized appreciation (depreciation) on swaps

Change in net unrealized appreciation (depreciation) on written options
Foreign currency contracts	Net realized gain (loss) on forward foreign currency contract transactions
Net realized gain (loss) on futures contract transactions Net realized gain (loss) on purchased option transactions Net realized gain (loss) on swap transactions
Net realized gain (loss) on written option transactions
Change in net unrealized appreciation (depreciation) on forward foreign currency contracts Change in net unrealized appreciation (depreciation) on futures contracts
Change in net unrealized appreciation (depreciation) on purchased options Change in net unrealized appreciation (depreciation) on swaps
Change in net unrealized appreciation (depreciation) on written options

The following is a summary of each Fund’s net realized gain and/or loss and change in net unrealized appreciation and/or depreciation on derivative investments recognized in the Trust’s Statements of Operations categorized by primary risk exposure for the fiscal year ended December 31, 2022:

	Realized Gain (Loss) on Derivative Investments Recognized in the Statement of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	($274,474,488)	($8,811,790)	$ —	($29,028,749)	($236,633,949)
Inflation Managed	19,121,677	10,565	—	9,442,991	9,668,121
Managed Bond	(18,178,446)	(11,175,458)	—	13,904,152	(20,907,140)
Short Duration Bond	(8,940,391)	—	—	—	(8,940,391)
Emerging Markets Debt	11,234,267	1,098,773	—	4,042,009	6,093,485
Equity Index	(2,340,112)	—	(2,340,112)	—	—
Hedged Equity	10,691,335	—	10,691,335	—	—
Large-Cap Core	(269,021)	—	(269,021)	—	—
Mid-Cap Growth	(3,454,198)	—	(3,454,198)	—	—
Small-Cap Equity	(194,101)	—	(194,101)	—	—
Small-Cap Index	(2,067,930)	—	(2,067,930)	—	—
Value	6,362,536	—	—	6,362,536	—
Emerging Markets	5,829,726	—	5,829,726	—	—
International Small-Cap	384,704	—	384,704	—	—
International Value	317,345	—	317,345	—	—
Health Sciences	159,390	—	(19,813)	179,203	—
Technology	355,348	—	355,348	—	—
PD Large-Cap Growth Index	(169,637)	—	(169,637)	—	—
PD Large-Cap Value Index	(1,307,983)	—	(1,307,983)	—	—
PD Mid-Cap Index	(156,535)	—	(156,535)	—	—
PD Small-Cap Growth Index	(117,177)	—	(117,177)	—	—
PD Small-Cap Value Index	(306,456)	—	(306,456)	—	—
PD Emerging Markets Index	14,156,520	—	14,156,520	—	—
PD International Large-Cap Index	(2,478,093)	—	(2,478,093)	—	—

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
Portfolio	Total	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts
Diversified Bond	$35,106,194	$1,953,080	$ —	($5,931,163)	$39,084,277
Inflation Managed	(2,871,355)	(31,101)	—	(1,391,201)	(1,449,053)
Managed Bond	(10,427,813)	(1,283,519)	—	(1,430,959)	(7,713,335)
Short Duration Bond	963,214	—	—	—	963,214
Emerging Markets Debt	(943,579)	(124,447)	—	(58,211)	(760,921)
Equity Index	(1,320,886)	—	(1,320,886)	—	—
Hedged Equity	(69,173)	—	(69,173)	—	—
Mid-Cap Growth	923,381	—	923,381	—	—
Small-Cap Equity	(65,800)	—	(65,800)	—	—
Small-Cap Index	(254,225)	—	(254,225)	—	—
Value	983,304	—	—	983,304	—
Health Sciences	114,218	—	—	114,218	—
Technology	219,088	—	219,088	—	—
PD Large-Cap Growth Index	(391,877)	—	(391,877)	—	—
PD Large-Cap Value Index	(197,000)	—	(197,000)	—	—
PD Mid-Cap Index	(233,078)	—	(233,078)	—	—
PD Small-Cap Growth Index	(34,713)	—	(34,713)	—	—
PD Small-Cap Value Index	(68,972)	—	(68,972)	—	—
PD Emerging Markets Index	(170,627)	—	(170,627)	—	—
PD International Large-Cap Index	(562,400)	—	(562,400)	—	—

For financial reporting purposes, the Trust does not offset fair value amounts recognized for derivative instruments and fair value amounts recognized for the right to reclaim cash collateral (receivables) or the obligation to return cash collateral (payables) arising from derivative instruments recognized at fair value executed with the same counterparty under a master netting arrangement.

For applicable Funds, the following is a summary of the average number of positions and values of derivative investments by derivative type, which serve as indicators of volume of derivative activity, for the fiscal year ended December 31, 2022:

	Average Positions and Value of Derivative Investments by Derivative Type
	Futures Contracts		Forward Contracts		Option Contracts		Swap Agreements
Portfolio	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value	Number of Positions	Value
Diversified Bond	30	($39,313,482)	29	($2,937,950)	49	($3,037,470)	29	$34,839,617
Inflation Managed	19	1,974,396	28	1,144,709	48	(1,279,770)	72	(5,289,325)
Managed Bond	9	1,771,353	54	666,459	15	(2,793,547)	51	(7,263,499)
Short Duration Bond	4	(1,116,127)	—	—	—	—	—	—
Emerging Markets Debt	2	41,574	20	176,610	—	—	16	651,852
Equity Index	1	(578,574)	—	—	—	—	—	—
Hedged Equity	1	(47,959)	—	—	3	(35,744)	—	—
Large-Cap Core	1	(14,853)	—	—	—	—	—	—
Mid-Cap Growth	—	—	—	—	2	(775,110)	—	—
Small-Cap Equity	1	(33,443)	—	—	—	—	—	—
Small-Cap Index	1	(104,470)	—	—	—	—	—	—
Value	—	—	4	(259,289)	—	—	—	—
Health Sciences	—	—	3	31,443	—	—	—	—
Technology	—	—	—	—	1	301,062	—	—
PD Large-Cap Growth Index	2	(172,687)	—	—	—	—	—	—
PD Large-Cap Value Index	2	(104,092)	—	—	—	—	—	—
PD Mid-Cap Index	2	515	—	—	—	—	—	—
PD Small-Cap Growth Index	1	(16,383)	—	—	—	—	—	—
PD Small-Cap Value Index	1	(14,447)	—	—	—	—	—	—
PD Emerging Markets Index	1	(112,093)	—	—	—	—	—	—
PD International Large-Cap Index	2	(26,609)	—	—	—	—	—	—

In addition to the table above, the amounts of net realized gains and losses and changes in net unrealized appreciation and depreciation on derivative investments as disclosed in the Statements of Operations serve as indicators of volume of derivative activity for each applicable Fund for the fiscal year ended December 31, 2022.

C. ENFORCEABLE MASTER NETTING ARRANGEMENTS

Master Agreements and Netting Arrangements – Certain Funds are parties to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements, collateral, and certain events of

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk, subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, which typically ranges from $0 to $250,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party collateral agreements between the Trust, the Trust’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.

The following is a summary of financial and derivative instruments that are subject to enforceable master agreements with netting arrangements (or similar arrangements) and collateral received and pledged in connection with the master agreements with netting arrangements (or similar arrangements) as of December 31, 2022:

	Gross Amounts Presented in the Statement of Assets and Liabilities		Gross Amounts Not Offset in Statement of Assets and Liabilities					Gross Amounts Presented in the Statement of Assets and Liabilities		Gross Amounts Not Offset in Statement of Assets and Liabilities
Description		Financial Instrument		Collateral Received		Net Amount			Financial Instrument		Collateral Pledged		Net Amount
	Assets							Liabilities

Diversified Bond
Forward foreign currency contracts	$4,836,216		($2,440,293)		$—		$2,395,923	($6,804,382)		$2,440,293		$—		($4,364,089)

Inflation Managed
Forward foreign currency contracts	70,571		(66,338)		—		4,233	(1,623,668)		66,338		1,060,272		(497,058)
Option contracts	941,815		(941,814)		—		1	(1,539,213)		941,814		221,221		(376,178)
Swap agreements	130,998		(130,998)		—		—	(2,216,505)		130,998		1,636,966		(448,541)
Sale-buyback financing transactions	—		—		—		—	(355,011,984)		350,343,020		—		(4,668,964)

Managed Bond
Forward foreign currency contracts	609,210		(538,336)		—		70,874	(4,819,445)		538,336		3,238,076		(1,043,033)
Option contracts	1,772,402		(1,771,133)		—		1,269	(2,506,845)		1,771,133		729,880		(5,832)
Swap agreements	99,056		(99,056)		—		—	(153,378)		99,056		53,053		(1,269)

Emerging Markets Debt
Forward foreign currency contracts	369,946		(185,532)		—		184,414	(519,603)		185,532		—		(334,071)

Value
Forward foreign currency contracts	98,299		(389)		—		97,910	(328,860)		389		—		(328,471)

Health Sciences
Forward foreign currency contracts	119,527		—		—		119,527	(5,309)		—		—		(5,309)

During the reporting period, certain Funds may have had investments in repurchase agreements. The gross value and related collateral received for these investments, if any, are presented in each applicable Fund’s Schedule of Investments and the value of these investments is also presented in the Statements of Assets and Liabilities. The value of the related collateral, if any, held by each applicable Fund exceeded the value of the repurchase agreements as of December 31, 2022.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

6. INVESTMENT ADVISORY, ADMINISTRATION AND SUPPORT SERVICES, AGENCY, AND DISTRIBUTION AGREEMENTS

Pursuant to an Investment Advisory Agreement, PLFA, a wholly-owned subsidiary of Pacific Life, serves as Investment Adviser to each Fund of the Trust. PLFA receives investment advisory fees from each Fund which are based on annual percentages of the average daily net assets of each Fund. Pursuant to Sub-Advisory Agreements, the Trust and PLFA engage various investment management firms under PLFA’s supervision to sub-advise for certain Funds. PLFA manages the Pacific Dynamix, Portfolio Optimization, PSF Avantis Balanced Allocation, and ESG Portfolios directly. PLFA, as Investment Adviser to each Fund of the Trust, pays related management fees to these sub-advisers as compensation for their sub-advisory services provided to the Trust. As of December 31, 2022, the investment advisory fees that PLFA receives from each Fund based upon an annual percentage of the average daily net assets of each Fund, the advisory fee waiver, and the sub-adviser of each Fund (if applicable), are as follows:

Portfolio	Investment Advisory Fee	Advisory Fee Waiver through April 30, 2023 (unless otherwise noted)	Sub-Adviser(s)
Core Income	0.50% on first $4 billion 0.48% on excess		Pacific Asset Management LLC
Diversified Bond	0.40% on first $4 billion 0.38% on excess		Western Asset Management Company, LLC
Floating Rate Income	0.65% on first $1 billion 0.62% on next $1 billion 0.59% on next $2 billion 0.57% on excess	None (0.05% prior to May 1, 2022)	Pacific Asset Management LLC
High Yield Bond	0.40% on first $4 billion 0.38% on excess		Pacific Asset Management LLC
Inflation Managed	0.40% on first $4 billion 0.38% on excess		Pacific Investment Management Company LLC
Intermediate Bond	0.40% on first $4 billion 0.38% on excess		J.P. Morgan Investment Management Inc.
Managed Bond	0.40% on first $4 billion 0.38% on excess	0.015%	Pacific Investment Management Company LLC
Short Duration Bond	0.40% on first $4 billion 0.38% on excess		T. Rowe Price Associates, Inc.
Emerging Markets Debt	0.785% on first $1 billion 0.755% on next $1 billion 0.725% on next $2 billion 0.705% on excess	0.05%	Principal Global Investors, LLC
Dividend Growth	0.70% on first $100 million 0.66% on next $900 million 0.63% on next $3 billion 0.61% on excess		T. Rowe Price Associates, Inc.
Equity Index	0.05% on first $4 billion 0.03% on excess		BlackRock Investment Management, LLC
Focused Growth	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess		Janus Henderson Investors US LLC
Growth	0.55% on first $4 billion 0.53% on excess		MFS Investment Management, LLC
Hedged Equity	0.60%		J.P. Morgan Investment Management Inc.
Large-Cap Core	0.45% on first $4 billion 0.43% on excess		J.P. Morgan Investment Management Inc. (Invesco Advisers, Inc. prior to May 1, 2022)
Large-Cap Growth	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	0.045%	BlackRock Investment Management, LLC
Large-Cap Value	0.65% on first $100 million 0.61% on next $900 million 0.58% on next $3 billion 0.56% on excess		ClearBridge Investments, LLC
Mid-Cap Equity	0.65% on first $4 billion 0.63% on excess		Scout Investments, Inc.
Mid-Cap Growth	0.70% on first $4 billion 0.68% on excess	0.025%	Delaware Investments Fund Advisers
Mid-Cap Value	0.70% on first $1 billion 0.65% on next $1 billion 0.60% on excess		Boston Partners Global Investors, Inc.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Investment Advisory Fee	Advisory Fee Waiver through April 30, 2023 (unless otherwise noted)	Sub-Adviser(s)
Small-Cap Equity	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess	0.10%	BlackRock Investment Management, LLC and Franklin Mutual Advisers, LLC (co-sub-advisers)
Small-Cap Growth	0.60% on first $4 billion 0.58% on excess		MFS Investment Management, LLC
Small-Cap Index	0.30% on first $4 billion 0.28% on excess		BlackRock Investment Management, LLC
Small-Cap Value	0.75% on first $1 billion 0.72% on next $1 billion 0.69% on next $2 billion 0.67% on excess		AllianceBernstein L.P.
Value	0.75% on first $100 million 0.71% on next $900 million 0.68% on next $3 billion 0.66% on excess	0.075%	American Century Investment Management, Inc.
Value Advantage	0.66% on first $4 billion 0.64% on excess		J.P. Morgan Investment Management Inc.
Emerging Markets	0.80% on first $4 billion 0.78% on excess		Invesco Advisers, Inc.
International Growth	0.85% on first $100 million 0.75% on next $100 million 0.70% on next $300 million 0.65% on excess		ClearBridge Investments, LLC
International Large-Cap	0.85% on first $100 million 0.77% on next $900 million 0.75% on next $3 billion 0.73% on excess	0.03%	MFS Investment Management
International Small-Cap	0.85% on first $1 billion 0.82% on next $1 billion 0.79% on next $2 billion 0.77% on excess	0.015%	FIAM LLC
International Value	0.65% on first $4 billion 0.63% on excess		Wellington Management Company LLP
Health Sciences	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess		BlackRock Investment Management, LLC
Real Estate	0.90% on first $100 million 0.82% on next $900 million 0.80% on next $3 billion 0.78% on excess	0.09%	Principal Real Estate Investors, LLC
Technology	0.90% on first $1 billion 0.87% on next $1 billion 0.84% on next $2 billion 0.82% on excess		MFS Investment Management
ESG Portfolios Pacific Dynamix Portfolios	0.20%
PSF Avantis Balanced Allocation	0.20%	0.06% through April 30, 2024 (none prior to November 1, 2022)
Portfolio Optimization Portfolios	0.10%
PD 1-3 Year Corporate Bond	0.20% on first $50 million 0.19% on next $50 million 0.14% on excess		SSGA Funds Management, Inc.
PD Aggregate Bond Index	0.16% on first $50 million 0.15% on next $50 million 0.14% on excess		SSGA Funds Management, Inc.
PD High Yield Bond Market	0.35% on first $50 million 0.22% on next $50 million 0.14% on excess		SSGA Funds Management, Inc.
PD Large-Cap Growth Index PD Large-Cap Value Index PD Mid-Cap Index PD Small-Cap Growth Index PD Small-Cap Value Index	0.14% on first $300 million 0.12% on excess		BlackRock Investment Management, LLC

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio	Investment Advisory Fee	Advisory Fee Waiver through April 30, 2023 (unless otherwise noted)	Sub-Adviser(s)
PD Emerging Markets Index	0.60% on first $50 million 0.35% on excess	0.44% on first $50 million 0.18% on excess	FIAM LLC serves as the sub-adviser and Geode Capital Management, LLC serves as the sub-subadviser
PD International Large-Cap Index	0.25% on first $100 million 0.20% on excess	0.10% on first $100 million 0.05% on excess	FIAM LLC serves as the sub-adviser and Geode Capital Management, LLC serves as the sub-subadviser
Pursuant to an Agreement for Administration and Support Services (the “Administration Agreement”), Pacific Life and PLFA provide support services to the Trust that are outside the scope of the Investment Adviser’s responsibilities under the Advisory Agreement. Under the Administration Agreement, the Trust compensates Pacific Life and PLFA for their expenses in providing support services to the Trust in connection with various matters, including the expense of registering and qualifying the Trust on state and Federal levels, providing legal, compliance, accounting, tax, chief compliance officer services, and on-going compliance, maintaining the Trust’s legal existence, shareholders’ meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. The Trust reimburses Pacific Life and PLFA for these support services on an approximate cost basis.

Pursuant to a Transfer Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for Class I, Class D, and those Class P shares of the Trust that are offered to certain separate accounts, without remuneration from the Trust. Pursuant to a Transfer Agency and Service Agreement, State Street Bank and Trust Company serves as transfer agent for those Class P shares of the Trust that are utilized by the Funds of Funds and is compensated by the Trust for these services.

Pursuant to a Distribution Agreement, Pacific Select Distributors, LLC (the “Distributor”), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Trust. The Trust adopted a service plan (the “Service Plan”) for Class I shares of each applicable Fund, under which each applicable Fund pays the Distributor an amount at an annual rate of 0.20% of the average daily net assets of each Fund for shareholder servicing activities. Class P shares do not incur a service fee. Under the Service Plan, the service fee may be used by the Distributor for services rendered to or procured for shareholders of the Trust, or the variable annuity and variable life insurance contract owners who use the Trust as the underlying investment vehicle for their contracts. These services may include, but are not limited to: providing electronic, telephonic, and technological servicing support in connection with existing investments in the Trust; answering shareholder questions regarding the Trust, the Funds, its managers and/or other service providers; payment of compensation to broker-dealers, including the Distributor itself, and other financial institutions and organizations which assist in providing any of these services; and other services as described in the Service Plan. The Service Plan was not adopted in accordance with Rule 12b-1 under the 1940 Act.

The Trust has also adopted a distribution and service plan (the “12b-1 Plan”) for Class D shares of each applicable Fund in accordance with Rule 12b-1 under the 1940 Act, pursuant to which Class D shares of each applicable Fund pay a service fee at an annual rate of 0.20% and a distribution fee at an annual rate of 0.05% of the average daily net assets attributed to that share class. The service fees may be used by the Distributor for the types of services provided under the Service Plan discussed above. The distribution fees may be used by the Distributor for any activities or expenses primarily intended to result in the sale of Class D shares or variable contracts offering Class D shares, which may include, but are not limited to: compensation to, and expenses (including overhead expenses) of, financial consultants or other employees of the Distributor or of selling group members who engage in distribution of Class D shares; printing of prospectuses and reports other than for existing contract owners; advertising; and the preparation, printing and distribution of sales literature.

The Service Plan and 12b-1 Plan will each remain in effect as long as their continuance is specifically approved at least annually.

7. TRANSACTIONS WITH AFFILIATES

A. ADVISORY FEES, DISTRIBUTION AND/OR SERVICE FEES AND EXPENSES FOR SUPPORT SERVICES

The Investment Adviser, the Distributor, and Pacific Life are related parties. The advisory fees earned by the Investment Adviser, including any advisory fee waiver, distribution and/or service fees earned by the Distributor, and expenses for support services recovered by PLFA and Pacific Life from each Fund for the fiscal year ended December 31, 2022 are presented in the Statements of Operations. The amounts of each of these fees that remained payable as of December 31, 2022 are presented in the Statements of Assets and Liabilities.

B. EXPENSE LIMITATION AGREEMENTS

To help limit the Trust’s expenses, PLFA has contractually agreed to reimburse each Fund (other than the Pacific Dynamix Portfolios, Portfolio Optimization Portfolios and Pacific Dynamix Underlying Funds) for certain operating expenses that exceed an annual rate of 0.10% of a Fund’s average daily net assets through April 30, 2023 (“expense cap”). These operating expenses include, but are not limited to: organizational expenses; domestic custody expenses; expenses for accounting, audit, tax, and certain legal services; preparation, printing, filing, and distribution to existing shareholders of proxies, prospectuses and shareholder reports, and other regulatory documents, as applicable; independent trustees’ fees and expenses; and establishing, overseeing, and administering the Trust’s compliance program. These operating expenses do not include: investment advisory fees; distribution and/or service fees; additional costs associated with foreign investing (including foreign taxes on dividends, interest or gains); interest (including commitment fees); taxes; brokerage commissions and other transactional expenses; dividends on securities sold short; acquired fund fees and expenses; extraordinary expenses such as litigation expenses, liquidation expenses, reorganization expenses and other expenses not incurred in the ordinary course of each Fund’s business; and expenses of counsel or other persons or services retained by the independent trustees. In the case of the Pacific Dynamix Portfolios, PLFA has contractually agreed to reimburse each Fund for its operating expenses (excluding extraordinary expenses) of each Pacific Dynamix Portfolio and its proportionate

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

share of fees and expenses of the Pacific Dynamix Underlying Funds that exceed an annual rate of 0.59% of a Fund’s average net assets for Class I shares and 0.39% for Class P shares through April 30, 2023. There are no expense caps for the Portfolio Optimization Portfolios and the Pacific Dynamix Underlying Funds.

There is no guarantee that PLFA will continue to cap expenses for a Fund upon the expiration of the expense cap. In addition, any expense reimbursements made by PLFA to a Fund are subject to recoupment by PLFA from such Fund in future periods, not to exceed three years from the date on which the reimbursement took place, provided that the recoupment would be limited to the lesser of: (i) the expense cap in effect at the time of the reimbursement or (ii) the expense cap in effect at the time of recoupment. Any amounts repaid to PLFA will have the effect of increasing such expenses of the applicable Fund, but not above the expense cap. The amounts of adviser reimbursement to each applicable Fund for the fiscal year ended December 31, 2022 are presented in the Statements of Operations. Any amounts that remained due from the Investment Adviser as of December 31, 2022 are presented in the Statements of Assets and Liabilities.

The cumulative expense reimbursement amounts, if any, as of December 31, 2022 that are subject to recoupment by PLFA from the Funds are as follows:

Portfolio	2023	2024	2025
Pacific Dynamix – Conservative Growth	$299,326	$226,369	$253,728
Pacific Dynamix – Moderate Growth	1,115,577	908,902	822,343
Pacific Dynamix – Growth	476,844	521,634	673,483
ESG Diversified		44,602	50,681
ESG Diversified Growth		16,372	51,416
Hedged Equity		56,649	25,072

There was no recoupment of expense reimbursement by PLFA from any Funds for the fiscal year ended December 31, 2022.

C. INVESTMENTS IN AFFILIATED MUTUAL FUNDS

A summary of holdings and transactions with affiliated mutual fund investments as of and for the fiscal year ended December 31, 2022 is as follows:

	Beginning Value as of January 1, 2022	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2022
						Ending Value	Share Balance

ESG Diversified
Pacific Funds ESG Core Bond Class I	$3,183,423	$841,998	$1,135,503	($76,778)	($330,403)	$2,482,737	296,269
ESG Diversified Growth
Pacific Funds ESG Core Bond Class I	$1,141,476	$207,554	$635,474	($53,195)	($61,685)	$598,676	71,441

Pacific Dynamix – Conservative Growth
PD 1-3 Year Corporate Bond Class P	$58,458,709	$744,965	$28,906,831	$2,580,219	($4,256,384)	$28,620,678	2,607,946
PD Aggregate Bond Index Class P	233,593,274	36,988,860	21,966,144	2,586,479	(36,016,156)	215,186,313	17,787,462
PD High Yield Bond Market Class P	98,131,090	365,407	32,239,636	8,756,713	(17,939,349)	57,074,225	3,368,467
PD Large-Cap Growth Index Class P	53,111,237	27,683,761	2,171,049	1,059,705	(21,488,905)	58,194,749	1,000,553
PD Large-Cap Value Index Class P	60,337,106	17,282,304	9,254,493	3,279,080	(8,951,788)	62,692,209	1,566,999
PD Mid-Cap Index Class P	43,369,396	1,558,908	3,771,985	615,804	(8,094,317)	33,677,806	2,965,014
PD Small-Cap Growth Index Class P	13,181,619	1,153,683	9,709,695	(865,943)	(1,207,015)	2,552,649	73,459
PD Small-Cap Value Index Class P	19,985,332	437,352	8,134,474	288,835	(2,311,986)	10,265,059	330,636
PD Emerging Markets Index Class P	29,349,818	422,272	21,282,530	2,447,631	(5,681,713)	5,255,478	323,594
PD International Large-Cap Index Class P	46,684,459	10,686,575	5,748,649	1,846,342	(8,469,458)	44,999,269	2,078,659
Total	$656,202,040	$97,324,087	$143,185,486	$22,594,865	($114,417,071)	$518,518,435

Pacific Dynamix – Moderate Growth
PD 1-3 Year Corporate Bond Class P	$146,641,454	$718,155	$46,370,240	$4,370,919	($8,873,486)	$96,486,802	8,791,978
PD Aggregate Bond Index Class P	704,585,959	48,857,084	34,648,077	4,397,915	(100,813,606)	622,379,275	51,446,338
PD High Yield Bond Market Class P	326,379,478	451,071	103,576,771	31,083,287	(61,350,904)	192,986,161	11,389,861
PD Large-Cap Growth Index Class P	384,128,201	189,940,882	7,044,206	4,660,076	(152,916,322)	418,768,631	7,199,963
PD Large-Cap Value Index Class P	411,344,416	105,935,016	40,680,291	18,314,317	(56,263,533)	438,649,925	10,964,108
PD Mid-Cap Index Class P	317,231,066	2,717,047	67,436,569	14,188,267	(62,684,401)	204,015,410	17,961,639
PD Small-Cap Growth Index Class P	72,731,632	2,127,954	38,086,346	5,422,158	(18,890,361)	23,305,037	670,659
PD Small-Cap Value Index Class P	119,239,341	662,928	49,430,723	14,469,460	(26,065,681)	58,875,325	1,896,363
PD Emerging Markets Index Class P	158,831,456	668,272	103,890,293	21,575,454	(40,666,835)	36,518,054	2,248,519
PD International Large-Cap Index Class P	343,936,565	21,182,334	23,761,737	6,131,516	(50,288,014)	297,200,664	13,728,640
Total	$2,985,049,568	$373,260,743	$514,925,253	$124,613,369	($578,813,143)	$2,389,185,284

Pacific Dynamix – Growth
PD 1-3 Year Corporate Bond Class P	$27,684,851	$19,326,593	$2,351,473	$49,321	($1,187,338)	$43,521,954	3,965,766
PD Aggregate Bond Index Class P	221,456,161	22,226,080	25,965,835	2,261,496	(31,071,686)	188,906,216	15,615,130
PD High Yield Bond Market Class P	119,989,687	9,103,100	3,253,801	780,232	(14,399,103)	112,220,115	6,623,125
PD Large-Cap Growth Index Class P	313,994,053	171,956,564	3,679,990	2,376,614	(122,615,816)	362,031,425	6,224,471
PD Large-Cap Value Index Class P	333,522,357	77,831,854	5,553,064	2,403,658	(31,581,506)	376,623,299	9,413,745
PD Mid-Cap Index Class P	259,234,614	21,320,398	70,517,104	15,628,423	(53,961,193)	171,705,138	15,117,023
PD Small-Cap Growth Index Class P	64,615,760	10,510,985	17,492,497	6,253,799	(21,728,080)	42,159,967	1,213,256
PD Small-Cap Value Index Class P	83,278,204	7,646,697	11,822,230	5,506,879	(16,717,839)	67,891,711	2,186,779

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2022	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2022
						Ending Value	Share Balance
Pacific Dynamix – Growth (Continued)
PD Emerging Markets Index Class P	$120,202,494	$7,930,163	$46,494,081	$9,359,746	($29,256,274)	$61,742,048	3,801,631
PD International Large-Cap Index Class P	304,977,781	40,114,992	9,180,609	2,486,705	(40,761,868)	297,637,001	13,748,795
Total	$1,848,955,962	$387,967,426	$196,310,684	$47,106,873	($363,280,703)	$1,724,438,874

Portfolio Optimization Conservative
Core Income Class P	$61,371,718	$714,607	$8,778,288	$681,029	($7,830,638)	$46,158,428	4,096,362
Diversified Bond Class P	432,306,146	9,783,682	167,941,226	24,385,796	(93,521,523)	205,012,875	15,517,900
Floating Rate Income Class P	14,970,855	49,364,484	11,185,506	1,020,569	(1,377,487)	52,792,915	3,814,634
High Yield Bond Class P	89,891,058	14,976,378	13,293,423	1,164,183	(10,839,898)	81,898,298	8,376,377
Inflation Managed Class P	45,041,363	21,845,362	7,178,621	1,256,038	(8,234,762)	52,729,380	3,960,782
Intermediate Bond Class P	131,663,262	66,754,138	22,593,333	(2,102,155)	(17,065,028)	156,656,884	17,994,540
Managed Bond Class P	198,344,701	67,472,397	31,400,659	1,431,587	(30,511,954)	205,336,072	14,559,483
Short Duration Bond Class P	209,359,093	4,533,848	65,055,828	4,361,712	(12,435,767)	140,763,058	13,149,543
Emerging Markets Debt Class P	59,663,390	4,604,428	30,843,433	4,313,507	(8,289,282)	29,448,610	2,609,767
Dividend Growth Class P	21,116,805	1,862,519	5,879,628	2,678,078	(4,636,079)	15,141,695	414,675
Equity Index Class P	9,749,660	4,738,553	2,148,964	1,037,378	(3,090,920)	10,285,707	101,555
Focused Growth Class P	8,162,672	11,893,288	2,128,303	(99,213)	(4,555,691)	13,272,753	310,262
Growth Class P	20,102,318	4,072,462	8,920,274	3,935,272	(8,979,021)	10,210,757	210,251
Large-Cap Core Class P	6,738,213	7,374,078	1,674,094	753,057	(2,956,589)	10,234,665	167,364
Large-Cap Growth Class P	12,623,796	4,571,675	2,110,948	914,316	(6,025,253)	9,973,586	549,319
Large-Cap Value Class P	15,775,419	6,720,591	5,098,156	2,352,949	(3,406,928)	16,343,875	460,081
Mid-Cap Equity Class P	8,936,940	1,239,025	1,881,651	757,984	(2,126,844)	6,925,454	197,204
Mid-Cap Growth Class P	17,837,496	4,561,733	3,330,704	1,560,334	(7,016,486)	13,612,373	554,946
Mid-Cap Value Class P	18,070,236	2,134,360	5,270,606	2,238,410	(3,272,815)	13,899,585	366,872
Small-Cap Equity Class P	14,895,019	1,695,116	6,744,971	(112,249)	(1,201,374)	8,531,541	246,787
Small-Cap Value Class P	14,901,142	1,801,559	6,377,191	(13,987)	(1,810,914)	8,500,609	270,184
Value Class P	15,798,423	4,473,467	4,960,843	1,546,912	(1,597,958)	15,260,001	680,128
Value Advantage Class P	17,296,626	2,806,263	5,100,125	2,575,410	(3,101,844)	14,476,330	606,318
Emerging Markets Class P	29,676,605	4,689,653	23,216,251	(2,182,420)	(3,139,853)	5,827,734	337,551
International Growth Class P	11,215,045	1,602,955	8,170,210	(1,302,858)	(428,581)	2,916,351	373,997
International Large-Cap Class P	7,519,129	1,022,693	2,262,359	555,107	(1,575,397)	5,259,173	415,393
International Small-Cap Class P	—	7,445,573	922,453	(91,982)	(540,902)	5,890,236	384,956
International Value Class P	3,732,472	8,932,219	3,157,150	677,544	(742,663)	9,442,422	593,696
Total	$1,496,759,602	$323,687,106	$457,625,198	$54,292,308	($250,312,451)	$1,166,801,367

Portfolio Optimization Moderate-Conservative
Core Income Class P	$79,128,689	$79,123	$15,652,247	$1,343,477	($10,196,865)	$54,702,177	4,854,583
Diversified Bond Class P	556,791,424	1,336,378	228,485,715	40,367,870	(126,300,426)	243,709,531	18,446,940
Floating Rate Income Class P	22,333,624	58,789,579	14,050,337	1,262,539	(1,835,967)	66,499,438	4,805,020
High Yield Bond Class P	123,292,136	26,913,665	20,176,143	2,324,240	(16,135,003)	116,218,895	11,886,611
Inflation Managed Class P	67,357,088	6,451,686	7,717,769	1,449,181	(9,532,572)	58,007,614	4,357,258
Intermediate Bond Class P	169,005,836	77,122,949	36,088,844	(3,025,134)	(20,527,553)	186,487,254	21,421,033
Managed Bond Class P	254,111,134	76,673,913	51,081,174	6,550,587	(42,182,939)	244,071,521	17,306,044
Short Duration Bond Class P	111,254,198	160,014	23,909,938	1,090,075	(5,640,838)	82,953,511	7,749,198
Emerging Markets Debt Class P	65,474,951	9,091	36,116,493	3,525,018	(7,691,298)	25,201,269	2,233,363
Dividend Growth Class P	66,167,697	45,688	19,564,029	8,027,641	(14,091,036)	40,585,961	1,111,500
Equity Index Class P	30,559,011	6,010,275	3,707,792	1,384,270	(7,339,325)	26,906,439	265,659
Focused Growth Class P	26,512,068	24,689,920	854,221	43,172	(14,388,009)	36,002,930	841,601
Growth Class P	63,522,119	676,685	21,663,172	9,377,351	(24,839,157)	27,073,826	557,481
Large-Cap Core Class P	21,409,175	14,151,424	2,517,882	1,113,980	(7,381,934)	26,774,763	437,837
Large-Cap Growth Class P	40,975,442	1,385,674	2,151,856	947,764	(16,176,049)	24,980,975	1,375,886
Large-Cap Value Class P	49,765,523	5,021,979	9,949,753	4,573,271	(7,837,835)	41,573,185	1,170,287
Mid-Cap Equity Class P	22,086,770	107,121	5,194,267	1,773,414	(4,817,373)	13,955,665	397,391
Mid-Cap Growth Class P	44,167,197	732,500	7,563,395	3,630,582	(15,922,884)	25,044,000	1,020,988
Mid-Cap Value Class P	45,352,960	750,225	8,365,811	3,223,007	(6,163,998)	34,796,383	918,431
Small-Cap Equity Class P	25,535,172	70,838	13,127,084	(83,695)	(1,820,759)	10,574,472	305,882
Small-Cap Growth Class P	5,106,218	84,240	1,450,621	665,568	(1,966,465)	2,438,940	87,602
Small-Cap Index Class P	10,743,660	4,640,708	1,361,192	292,313	(3,076,407)	11,239,082	394,670
Small-Cap Value Class P	24,462,031	71,947	14,218,585	1,530,536	(3,743,029)	8,102,900	257,543
Value Class P	52,191,696	41,916	12,700,879	4,774,698	(4,974,516)	39,332,915	1,753,041
Value Advantage Class P	54,298,306	27,744	14,828,617	6,740,678	(8,204,844)	38,033,267	1,592,963
Emerging Markets Class P	60,784,598	261,064	23,176,970	5,576,799	(18,571,470)	24,874,021	1,440,740
International Growth Class P	47,800,728	327,588	14,148,879	(2,551,595)	(6,556,201)	24,871,641	3,189,572
International Large-Cap Class P	38,361,722	7,502,356	6,517,199	1,592,930	(7,698,350)	33,241,459	2,625,559
International Small-Cap Class P	11,126,561	10,344,265	1,893,778	538,264	(3,327,358)	16,787,954	1,097,175
International Value Class P	25,541,970	37,644,836	11,948,703	3,380,665	(3,947,351)	50,671,417	3,185,987
Real Estate Class P	11,584,743	9,765,624	1,299,677	421,435	(5,006,673)	15,465,452	495,205
Total	$2,226,804,447	$371,891,015	$631,483,022	$111,860,901	($427,894,484)	$1,651,178,857

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2022	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2022
						Ending Value	Share Balance
Portfolio Optimization Moderate
Core Income Class P	$270,864,467	$87	$59,534,473	$9,206,825	($38,868,509)	$181,668,397	16,122,289
Diversified Bond Class P	1,897,492,231	105	800,128,036	117,928,385	(406,319,184)	808,973,501	61,233,081
Floating Rate Income Class P	47,671,178	250,543,253	45,929,291	6,403,088	(8,205,722)	250,482,506	18,099,001
High Yield Bond Class P	430,251,636	29,473,782	58,128,795	20,575,749	(65,125,752)	357,046,620	36,517,938
Inflation Managed Class P	95,813,474	78,143,464	13,667,119	2,493,857	(21,062,328)	141,721,348	10,645,439
Intermediate Bond Class P	578,099,568	252,604,634	133,896,567	(10,379,841)	(68,272,624)	618,155,170	71,004,974
Managed Bond Class P	864,409,309	248,718,653	186,211,048	15,136,145	(133,745,089)	808,307,970	57,313,584
Short Duration Bond Class P	379,051,552	24,080,596	66,166,050	4,042,670	(20,507,710)	320,501,058	29,939,975
Emerging Markets Debt Class P	185,848,563	—	101,157,437	12,478,078	(24,368,228)	72,800,976	6,451,700
Dividend Growth Class P	433,269,187	—	129,091,378	46,159,450	(85,987,356)	264,349,903	7,239,572
Equity Index Class P	198,240,724	35,027,715	18,888,846	6,989,087	(45,813,005)	175,555,675	1,733,334
Focused Growth Class P	170,909,266	166,281,292	3,716,352	206,741	(95,739,074)	237,941,873	5,562,104
Growth Class P	420,334,585	220	123,783,546	49,879,864	(155,447,546)	190,983,577	3,932,567
Large-Cap Core Class P	144,597,424	82,154,508	11,079,738	6,032,900	(47,115,639)	174,589,455	2,854,994
Large-Cap Growth Class P	266,307,203	22,947,252	8,327,895	3,820,924	(108,341,252)	176,406,232	9,715,989
Large-Cap Value Class P	323,526,632	2,057,793	53,722,528	25,026,138	(45,320,630)	251,567,405	7,081,634
Mid-Cap Equity Class P	123,677,554	—	24,910,598	8,618,499	(26,225,666)	81,159,789	2,311,046
Mid-Cap Growth Class P	271,450,777	—	26,098,490	12,888,852	(91,570,188)	166,670,951	6,794,806
Mid-Cap Value Class P	227,795,575	—	41,528,057	16,003,189	(30,577,427)	171,693,280	4,531,747
Small-Cap Equity Class P	152,746,332	—	62,156,640	14,548,856	(27,800,211)	77,338,337	2,237,126
Small-Cap Growth Class P	17,609,855	40,913,630	904,421	361,930	(12,687,990)	45,293,004	1,626,833
Small-Cap Index Class P	55,664,105	10,024,881	4,670,443	2,134,710	(14,790,234)	48,363,019	1,698,308
Small-Cap Value Class P	153,115,595	—	58,072,255	11,652,593	(29,802,692)	76,893,241	2,443,979
Value Class P	338,857,986	—	91,603,189	29,666,006	(30,886,615)	246,034,188	10,965,575
Value Advantage Class P	352,733,796	—	112,246,351	51,108,567	(59,645,012)	231,951,000	9,714,899
Emerging Markets Class P	343,388,920	—	166,953,481	51,421,970	(120,385,745)	107,471,664	6,224,919
International Growth Class P	228,862,693	—	23,151,873	(5,436,657)	(42,638,481)	157,635,682	20,215,405
International Large-Cap Class P	212,161,468	39,244,961	30,247,735	7,377,754	(41,293,668)	187,242,780	14,789,274
International Small-Cap Class P	47,444,351	43,200,094	6,073,113	1,415,180	(13,364,601)	72,621,911	4,746,197
International Value Class P	180,366,483	151,598,848	56,327,128	23,106,168	(26,144,220)	272,600,151	17,139,852
Real Estate Class P	98,756,370	38,830,187	7,137,374	2,291,815	(33,595,451)	99,145,547	3,174,649
Total	$9,511,318,859	$1,515,845,955	$2,525,510,247	$543,159,492	($1,971,647,849)	$7,073,166,210

Portfolio Optimization Growth
Core Income Class P	$159,692,012	$—	$34,426,523	$4,703,940	($22,232,663)	$107,736,766	9,561,174
Diversified Bond Class P	1,110,274,614	—	463,461,549	44,211,263	(213,659,796)	477,364,532	36,132,829
Floating Rate Income Class P	43,398,223	74,005,399	17,933,794	2,875,623	(3,856,948)	98,488,503	7,116,439
High Yield Bond Class P	261,666,880	—	39,068,206	6,200,520	(31,852,070)	196,947,124	20,143,316
Inflation Managed Class P	—	152,963,875	8,418,225	(678,989)	(14,882,251)	128,984,410	9,688,700
Intermediate Bond Class P	335,224,077	148,511,806	74,296,955	(5,811,072)	(40,153,360)	363,474,496	41,750,839
Managed Bond Class P	508,614,441	148,511,806	105,485,488	6,426,829	(76,670,849)	481,396,739	34,133,738
Short Duration Bond Class P	213,721,752	—	41,940,087	1,867,967	(10,705,739)	162,943,893	15,221,591
Emerging Markets Debt Class P	126,033,891	—	49,645,929	581,289	(9,726,994)	67,242,257	5,959,080
Dividend Growth Class P	534,624,044	—	144,691,594	51,345,683	(101,625,947)	339,652,186	9,301,824
Equity Index Class P	245,268,198	51,306,298	20,768,700	7,583,945	(57,020,408)	226,369,333	2,235,039
Focused Growth Class P	230,641,828	220,820,834	2,576,695	151,721	(128,837,206)	320,200,482	7,484,973
Growth Class P	566,017,228	—	168,577,210	68,385,520	(210,331,253)	255,494,285	5,260,916
Large-Cap Core Class P	177,510,340	110,534,458	10,933,694	4,499,265	(56,694,059)	224,916,310	3,677,969
Large-Cap Growth Class P	353,358,857	33,044,780	8,763,565	3,988,126	(144,046,627)	237,581,571	13,085,365
Large-Cap Value Class P	386,366,089	4,835,344	57,087,815	22,150,788	(47,054,885)	309,209,521	8,704,262
Mid-Cap Equity Class P	156,971,992	—	27,047,359	10,251,619	(33,279,223)	106,897,029	3,043,921
Mid-Cap Growth Class P	314,946,675	—	21,144,208	10,358,107	(103,305,998)	200,854,576	8,188,397
Mid-Cap Value Class P	320,937,664	—	59,085,862	28,080,834	(48,625,485)	241,307,151	6,369,165
Small-Cap Equity Class P	130,743,797	—	32,527,227	20,923,585	(34,630,223)	84,509,932	2,444,575
Small-Cap Growth Class P	40,231,999	14,369,075	1,698,030	703,408	(15,041,933)	38,564,519	1,385,159
Small-Cap Index Class P	84,298,450	—	14,525,243	7,022,830	(22,722,627)	54,073,410	1,898,833
Small-Cap Value Class P	131,653,676	—	33,069,934	15,880,487	(33,801,961)	80,662,268	2,563,774
Value Class P	405,044,785	—	105,106,337	28,018,630	(29,703,187)	298,253,891	13,292,972
Value Advantage Class P	421,594,332	—	124,027,731	60,098,951	(71,019,644)	286,645,908	12,005,709
Emerging Markets Class P	383,652,471	—	135,052,002	41,529,978	(124,581,203)	165,549,244	9,588,858
International Growth Class P	335,877,069	16,282,000	26,868,203	(6,735,852)	(66,040,627)	252,514,387	32,382,773
International Large-Cap Class P	292,205,711	12,116,100	32,779,152	7,967,338	(51,735,812)	227,774,185	17,990,626
International Small-Cap Class P	86,084,980	39,885,218	7,106,658	1,643,240	(19,792,667)	100,714,113	6,582,159
International Value Class P	246,067,775	67,854,035	49,766,636	24,016,404	(26,900,713)	261,270,865	16,427,518
Real Estate Class P	91,429,135	33,966,873	5,878,613	1,851,916	(30,640,669)	90,728,642	2,905,139
Total	$8,694,152,985	$1,129,007,901	$1,923,759,224	$470,093,893	($1,881,173,027)	$6,488,322,528

Portfolio Optimization Aggressive-Growth
Core Income Class P	$19,194,548	$33,470	$4,832,256	$482,279	($2,532,686)	$12,345,355	1,095,597
Diversified Bond Class P	132,471,351	350,004	59,477,626	3,267,302	(22,925,996)	53,685,035	4,063,545
Floating Rate Income Class P	—	26,867,003	3,393,507	(58,060)	(75,459)	23,339,977	1,686,466

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Beginning Value as of January 1, 2022	Purchase Cost	Sales Proceeds	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	As of December 31, 2022
						Ending Value	Share Balance

Portfolio Optimization Aggressive-Growth (Continued)
High Yield Bond Class P	$61,335,893	$78,387	$8,723,786	$1,160,790	($7,192,464)	$46,658,820	4,772,161
Inflation Managed Class P	—	17,967,578	916,563	(76,691)	(1,753,565)	15,220,759	1,143,312
Intermediate Bond Class P	40,217,811	16,742,914	10,272,369	(756,600)	(4,580,132)	41,351,624	4,749,893
Managed Bond Class P	60,514,597	16,824,488	15,608,712	1,032,997	(9,045,327)	53,718,043	3,808,912
Short Duration Bond Class P	19,990,182	40,788	3,773,650	166,662	(997,378)	15,426,604	1,441,094
Emerging Markets Debt Class P	29,475,889	39,606	11,433,058	1,827,694	(3,981,627)	15,928,504	1,411,601
Dividend Growth Class P	141,200,689	—	37,864,579	14,982,221	(28,272,470)	90,045,861	2,466,025
Equity Index Class P	64,249,060	13,135,839	4,471,865	2,172,047	(15,174,198)	59,910,883	591,525
Focused Growth Class P	60,166,917	60,002,420	344,716	19,861	(34,133,959)	85,710,523	2,003,560
Growth Class P	146,651,253	320,941	41,025,752	18,308,742	(55,652,453)	68,602,731	1,412,608
Large-Cap Core Class P	45,987,830	29,239,025	2,087,770	858,758	(14,518,083)	59,479,760	972,650
Large-Cap Growth Class P	92,191,977	9,544,800	1,797,443	828,593	(37,700,527)	63,067,400	3,473,586
Large-Cap Value Class P	97,179,922	2,299,576	12,385,573	4,749,306	(11,158,365)	80,684,866	2,271,283
Mid-Cap Equity Class P	46,940,908	18,486	14,181,505	8,084,222	(14,041,917)	26,820,194	763,712
Mid-Cap Growth Class P	99,395,585	276,416	18,021,509	9,072,237	(36,240,160)	54,482,569	2,221,134
Mid-Cap Value Class P	101,509,037	14,272	39,141,689	19,025,978	(23,994,395)	57,413,203	1,515,389
Small-Cap Equity Class P	38,743,924	37,146	8,227,409	3,646,287	(7,850,678)	26,349,270	762,192
Small-Cap Growth Class P	15,099,137	23,278,914	253,245	44,247	(8,572,312)	29,596,741	1,063,055
Small-Cap Index Class P	27,611,668	49,885	6,083,330	2,970,730	(7,910,391)	16,638,562	584,277
Small-Cap Value Class P	38,999,687	100,624	6,428,894	3,067,230	(8,824,555)	26,914,092	855,439
Value Class P	101,681,360	30,691	23,130,733	6,089,892	(6,575,438)	78,095,772	3,480,675
Value Advantage Class P	105,291,899	40,326	27,959,783	12,677,534	(15,592,797)	74,457,179	3,118,521
Emerging Markets Class P	125,828,991	571,825	26,308,146	4,793,184	(34,204,022)	70,681,832	4,093,997
International Growth Class P	87,932,157	7,795,142	6,013,221	(1,562,814)	(17,911,730)	70,239,534	9,007,609
International Large-Cap Class P	91,594,607	15,438	12,363,521	3,124,451	(16,325,097)	66,045,878	5,216,599
International Small-Cap Class P	30,173,512	27,433,059	2,114,595	466,633	(8,153,825)	47,804,784	3,124,276
International Value Class P	86,597,344	7,761,697	13,114,770	1,514,420	(2,496,962)	80,261,729	5,046,491
Real Estate Class P	32,477,992	7,189,206	1,779,160	563,006	(9,882,790)	28,568,254	914,758
Total	$2,040,705,727	$268,099,966	$423,530,735	$122,543,138	($468,271,758)	$1,539,546,338

As of December 31, 2022, Pacific Life owned the following percentages of the total shares outstanding (aggregate of all share classes) of each of the following Funds:

Portfolio	Ownership Percentage
ESG Diversified	45.01%
ESG Diversified Growth	88.27%

D. INDEPENDENT TRUSTEES

The Trust pays each independent trustee of the Board retainer fees and specified amounts as compensation for various Board and committee services and for chairing those committees. The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations. Each independent trustee of the Board is eligible to participate in the Trust’s Deferred Compensation Plan (the “Plan”). The Plan allows each independent trustee to voluntarily defer receipt of all or a percentage of fees, which otherwise would be payable for services performed.

Amounts in the deferral account are obligations of certain Funds of the Trust at the time of such deferral and are payable in accordance with the Plan. An independent trustee who defers compensation has the option to select one or more credit rate options for their deferred account that track the total return of certain Funds and share classes of the Trust or Pacific Funds (without a sales load). The obligation of certain Funds of the Trust under the Plan (the “DCP Liability”) is recorded as a liability (accrued trustees’ fees and expenses and deferred compensation).

Accordingly, the market value appreciation or depreciation on a Fund’s DCP Liability account will cause the expenses of certain Funds of the Trust to increase or decrease due to market fluctuation. The change in net unrealized appreciation or depreciation due to the DCP Liability is recorded as an increase or decrease to expenses (trustees’ fees and expenses). For the fiscal year ended December 31, 2022, such expenses decreased by $499,926 for the applicable Funds of the Trust as a result of the market value depreciation on such accounts. As of December 31, 2022, the total amount in the DCP Liability accounts was $2,207,601 for all applicable Funds of the Trust.

E. OFFICERS OF THE TRUST

None of the officers of the Trust received compensation from the Trust.

F. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of performance of their duties to the Trust. In addition, the Trust entered into an agreement with each of the trustees which provides that the Trust will indemnify and hold harmless each trustee against any expenses actually and reasonably incurred by any trustee in any proceeding arising out of or in connection with the trustee’s services to the Trust, to the fullest extent permitted by the Trust’s Declaration of Trust and By-Laws, the general trust law of the State of Delaware, the Securities Act of 1933, and the 1940 Act, each as now or hereinafter in force. In the normal course of business, the Trust enters into contracts with service providers and others that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements and agreements is dependent on future claims that may be made against the Trust and/or the trustees and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

G. INTERFUND TRANSACTIONS

In accordance with Rule 17a-7 under the 1940 Act and applicable Trust policies and procedures, purchase and sale transactions may be conducted between a Fund of the Trust and another Fund of the Trust, affiliated funds outside of the Trust or certain affiliates of the Trust if conducted at the independent “current market price” (the last sales price, intra-day bid offer (prior to September 8, 2022), or official close, as applicable) on a commission-free basis with no remuneration paid in connection with the transaction (other than cash payment against prompt delivery). At the quarterly Board meeting subsequent to the purchase and sale transactions taking place, the Board receives a written representation from the Trust’s Chief Compliance Officer that the transactions were conducted in compliance with applicable Trust policies and procedures.

For the fiscal year ended December 31, 2022, the purchase and sale transactions with an affiliated Fund conducted in compliance with Rule 17a-7 under the 1940 Act are summarized in the following table:

Portfolio	Purchases	Sales	Net Realized Gain (Loss)
Small-Cap Equity	$673,848	$622,912	($156,718)
Small-Cap Growth	356,097	-	-
Small-Cap Index	310,924	479,807	290,738
PD Large-Cap Growth Index	1,356,729	2,171,842	(442,627)
PD Large-Cap Value Index	2,314,024	1,535,848	195,893
PD Small-Cap Growth Index	568,201	611,592	(490,657)
PD Small-Cap Value Index	368,736	170,462	14,209

8. COMMITTED LINE OF CREDIT

The Trust has an unsecured $75,000,000 committed revolving line of credit agreement with State Street Bank and Trust Company (the “Bank”), which is renewed annually. The interest rate on borrowing under the line of credit agreement is Applicable Rate (0.10% plus (the higher of the Federal Funds Effective Rate or the Overnight Bank Funding Rate)) plus an applicable margin of 1.25%. The Trust pays the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line of credit, up to an annual maximum of $187,500. As of December 31, 2022, the actual interest rate on borrowing by the Trust was 5.58%. The committed line of credit will expire on October 10, 2023, unless renewed, and is available to all Funds except the ESG Diversified, ESG Diversified Growth, PSF Avantis Balanced Allocation, Pacific Dynamix, Portfolio Optimization, PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, and PD High Yield Bond Market Portfolios. The commitment fees and interest incurred by each applicable Fund are recorded as an expense. The commitment fees are allocated to each applicable Fund in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable Fund. During the reporting period, the weighted average interest rate and the average dollar amount of borrowings on the days that each applicable Fund had a loan outstanding were as follows:

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Diversified Bond	2.53%	$3,248,397
Floating Rate Income	1.33%	15,167,639
High Yield Bond	1.72%	4,258,474
Inflation Managed	1.70%	2,000,605
Managed Bond	3.21%	6,229,655
Emerging Markets Debt	1.58%	21,633,550
Equity Index	2.63%	23,894,385
Focused Growth	1.99%	7,267,166
Growth	1.34%	3,276,157
Hedged Equity	1.58%	1,187,800
Large-Cap Core	1.39%	295,510
Large-Cap Growth	1.58%	323,893
Mid-Cap Equity	1.72%	1,588,887

Portfolio	Weighted Average Interest Rate	Average Dollar Amount of Borrowing
Mid-Cap Growth	2.04%	$759,968
Small-Cap Equity	1.33%	376,080
Small-Cap Value	1.33%	272,522
International Growth	2.94%	2,737,391
International Large-Cap	5.08%	1,895,244
Real Estate	1.67%	275,739
PD Large-Cap Growth Index	1.58%	60,586
PD Large-Cap Value	4.33%	1,019,587
PD Mid-Cap Index	1.58%	56,510
PD Small-Cap Growth Index	3.58%	73,528
PD Emerging Markets Index	1.63%	1,078,425
PD International Large Cap Index	5.08%	2,408,051

As of December 31, 2022, no Fund had a loan outstanding in connection with this revolving line of credit agreement.

9. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments (excluding short-term investments) for the fiscal year ended December 31, 2022, are summarized in the following table:

	U.S. Government Securities
Portfolio	Purchases	Sales
Core Income	$268,646,283	$274,064,336
Diversified Bond	3,297,948,718	3,820,933,744
High Yield Bond	19,489,063	19,598,438
Inflation Managed	371,705,516	309,279,056
Intermediate Bond	995,085,743	713,636,847
Managed Bond	11,625,808,687	10,920,948,330
Short Duration Bond	766,376,445	794,547,109
PD Aggregate Bond Index	689,493,315	646,166,444

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Other Securities
Portfolio	Purchases	Sales
Core Income	$163,277,571	$237,844,324
Diversified Bond	243,962,744	1,289,862,518
Floating Rate Income	677,372,523	302,877,757
High Yield Bond	330,674,580	428,787,949
Inflation Managed	64,659,516	45,740,262
Intermediate Bond	232,021,282	196,031,392
Managed Bond	482,254,231	681,533,658
Short Duration Bond	276,610,958	445,293,144
Emerging Markets Debt	277,548,571	471,793,764
Dividend Growth	223,503,479	549,194,353
Equity Index	240,921,356	231,203,175
Focused Growth	832,499,816	389,501,912
Growth	271,614,556	722,481,694
Hedged Equity	150,087,550	30,724,936
Large-Cap Core	1,519,039,949	1,340,271,957
Large-Cap Growth	643,930,606	619,300,790
Large-Cap Value	99,412,472	204,320,204
Mid-Cap Equity	1,021,201,574	1,103,188,524
Mid-Cap Growth	269,990,740	384,286,130
Mid-Cap Value	220,983,699	375,142,971
Small-Cap Equity	132,980,131	260,697,022
Small-Cap Growth	205,406,070	129,143,101
Small-Cap Index	101,542,708	123,926,414
Small-Cap Value	184,406,362	319,198,870
Value	327,007,870	540,538,385
Value Advantage	166,003,390	407,818,266
Emerging Markets	385,490,025	725,632,817
International Growth	179,360,398	228,512,896

	Other Securities
Portfolio	Purchases	Sales
International Large-Cap	$133,773,685	$169,913,024
International Small-Cap	174,236,315	54,680,404
International Value	597,339,976	452,932,248
Health Sciences	148,818,869	183,755,783
Real Estate	171,525,949	111,492,655
Technology	64,253,320	67,423,233
ESG Diversified	16,440,910	10,012,014
ESG Diversified Growth	10,977,270	9,863,120
PSF Avantis Balanced Allocation	417,495,922	426,039,366
Pacific Dynamix – Conservative Growth	97,324,087	143,185,487
Pacific Dynamix – Moderate Growth	373,260,743	514,925,253
Pacific Dynamix – Growth	387,967,426	196,310,684
Portfolio Optimization Conservative	323,687,106	457,625,198
Portfolio Optimization Moderate-Conservative	371,891,015	631,483,022
Portfolio Optimization Moderate	1,515,845,955	2,525,510,246
Portfolio Optimization Growth	1,129,007,901	1,923,759,224
Portfolio Optimization Aggressive-Growth	268,099,966	423,530,734
PD 1-3 Year Corporate Bond	111,304,765	163,429,945
PD Aggregate Bond Index	55,209,154	48,632,559
PD High Yield Bond Market	83,880,520	180,811,980
PD Large-Cap Growth Index	590,910,509	212,460,252
PD Large-Cap Value Index	333,854,213	170,977,243
PD Mid-Cap Index	111,618,128	216,320,880
PD Small-Cap Growth Index	52,793,434	102,218,970
PD Small-Cap Value Index	66,199,790	121,977,766
PD Emerging Markets Index	46,921,611	182,773,337
PD International Large-Cap Index	92,963,002	38,178,671

10. SECURED BORROWINGS

The contractual maturity of secured borrowings and type of collateral pledged as of December 31, 2022, are summarized in the following table:

		Remaining Contractual Maturity of the Agreements
Secured Borrowings	Collateral Type	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 Days	Total
Inflation Managed
Sale-buyback financing transactions	U.S. Treasury Obligations	$—	$355,011,984	$—	$—	$355,011,984

11. FEDERAL INCOME TAX INFORMATION

Each Fund is treated as a partnership for Federal income tax purposes. A Fund that is treated as a partnership for Federal income tax purposes is not subject to income tax; and any income, gains, losses, deductions, and credits of the Fund are instead “passed through” pro rata to the insurance companies whose separate accounts invest in the Fund and retain the same character for Federal income tax purposes. An insurance company may benefit from this tax treatment. No dividends and capital gains distributions have been made by the Funds under the current dividend and distribution policy since partnerships are not required to distribute taxable income and capital gains for Federal income tax purposes. The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments on a tax basis is not applicable to Funds that are treated as partnerships for Federal income tax purposes.

Each Fund recognizes the financial statement effects of a tax position taken or expected to be taken in a tax return when it is more likely than not, based on the technical merits, that the position will be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax liability for unrecognized tax benefits with a corresponding income tax expense. Management has analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions and has determined that no provision for income tax is required in the financial statements. Each Fund remains subject to examination by Federal and State tax authorities for the returns filed for tax years ended as of and after December 31, 2018.

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

12. SHARES OF BENEFICIAL INTEREST

Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value unless otherwise determined by the trustees of the Board. Changes in shares of beneficial interest of each Fund for the fiscal years ended December 31, 2022 and December 31, 2021 were as follows:

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year/ Period Ended December 31, 2021
	Core Income Portfolio		Diversified Bond Portfolio		Floating Rate Income Portfolio
Class I
Shares sold	695,529	761,842	25,695,165	14,996,039	4,486,437	3,642,290
Share repurchased	(548,713)	(712,630)	(10,900,689)	(6,643,166)	(6,265,383)	(2,060,146)
Net Increase (decrease)	146,816	49,212	14,794,476	8,352,873	(1,778,946)	1,582,144
Shares outstanding, beginning of year	3,713,572	3,664,360	47,299,078	38,946,205	19,561,036	17,978,892
Shares outstanding, end of year	3,860,388	3,713,572	62,093,554	47,299,078	17,782,090	19,561,036
Class P
Shares sold	92,240	4,639,651	898,251	29,057,881	33,192,827	128,408
Shares repurchased	(10,321,284)	(2,441,194)	(120,285,929)	(15,093,646)	(6,772,564)	(8,779,168)
Net increase (decrease)	(10,229,044)	2,198,457	(119,387,678)	13,964,235	26,420,263	(8,650,760)
Shares outstanding, beginning of year	45,978,732	43,780,275	255,004,817	241,040,582	9,222,879	17,873,639
Shares outstanding, end of year	35,749,688	45,978,732	135,617,139	255,004,817	35,643,142	9,222,879

	High Yield Bond Portfolio		Inflation Managed Portfolio		Intermediate Bond Portfolio (1)
Class I
Shares sold	4,303,470	6,968,729	1,491,153	4,332,281	901,157	109,607
Share repurchased	(14,997,452)	(7,930,996)	(3,772,748)	(2,306,948)	(47,951)	(20)
Net Increase (decrease)	(10,693,982)	(962,267)	(2,281,595)	2,025,333	853,206	109,587
Shares outstanding, beginning of year	35,547,974	36,510,241	25,411,914	23,386,581	109,587	—
Shares outstanding, end of year	24,853,992	35,547,974	23,130,319	25,411,914	962,793	109,587
Class P
Shares sold	6,933,339	1,378,450	18,745,974	966,281	61,253,854	23,929,859
Shares repurchased	(14,003,340)	(12,381,557)	(2,711,710)	(1,673,884)	(29,923,385)	(5,696,096)
Net increase (decrease)	(7,070,001)	(11,003,107)	16,034,264	(707,603)	31,330,469	18,233,763
Shares outstanding, beginning of year	88,829,393	99,832,500	13,827,559	14,535,162	125,617,785	107,384,022
Shares outstanding, end of year	81,759,392	88,829,393	29,861,823	13,827,559	156,948,254	125,617,785
	Managed Bond Portfolio		Short Duration Bond Portfolio		Emerging Markets Debt Portfolio
Class I
Shares sold	2,657,052	5,325,548	4,866,695	6,931,551	254,264	1,256,651
Share repurchased	(9,491,848)	(6,461,393)	(9,884,250)	(7,705,661)	(5,700,298)	(319,133)
Net Increase (decrease)	(6,834,796)	(1,135,845)	(5,017,555)	(774,110)	(5,446,034)	937,518
Shares outstanding, beginning of year	59,052,736	60,188,581	46,814,605	47,588,715	7,420,090	6,482,572
Shares outstanding, end of year	52,217,940	59,052,736	41,797,050	46,814,605	1,974,056	7,420,090
Class P
Shares sold	37,714,188	601,116	2,813,191	3,205,150	428,502	17,487,251
Shares repurchased	(25,684,482)	(12,228,701)	(18,551,053)	(12,006,835)	(19,347,148)	(1,876,690)
Net increase (decrease)	12,029,706	(11,627,585)	(15,737,862)	(8,801,685)	(18,918,646)	15,610,561
Shares outstanding, beginning of year	115,262,209	126,889,794	83,461,604	92,263,289	37,591,710	21,981,149
Shares outstanding, end of year	127,291,915	115,262,209	67,723,742	83,461,604	18,673,064	37,591,710

	Dividend Growth Portfolio		Equity Index Portfolio		Focused Growth Portfolio
Class I
Shares sold	910,609	915,461	2,488,466	2,259,757	381,377	520,171
Share repurchased	(1,456,976)	(1,256,147)	(3,897,979)	(2,995,588)	(657,363)	(546,809)
Net Increase (decrease)	(546,367)	(340,686)	(1,409,513)	(735,831)	(275,986)	(26,638)
Shares outstanding, beginning of year	17,610,507	17,951,193	32,992,603	33,728,434	5,508,009	5,534,647
Shares outstanding, end of year	17,064,140	17,610,507	31,583,090	32,992,603	5,232,023	5,508,009
Class P
Shares sold	80,006	49,685	1,597,528	310,638	8,677,868	9,275,778
Shares repurchased	(8,908,039)	(12,651,192)	(496,176)	(3,707,061)	(172,765)	(1,579,224)
Net increase (decrease)	(8,828,033)	(12,601,507)	1,101,352	(3,396,423)	8,505,103	7,696,554
Shares outstanding, beginning of year	29,404,167	42,005,674	4,696,765	8,093,188	7,697,397	843
Shares outstanding, end of year	20,576,134	29,404,167	5,798,117	4,696,765	16,202,500	7,697,397

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year/ Period Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
	Growth Portfolio		Hedged Equity Portfolio (2)		Large-Cap Core Portfolio
Class I
Shares sold	994,796	1,121,825	11,556,878	5,868,475	149,259	88,450
Share repurchased	(2,181,829)	(1,566,538)	(1,006,347)	(306,791)	(984,902)	(1,309,740)
Net Increase (decrease)	(1,187,033)	(444,713)	10,550,531	5,561,684	(835,643)	(1,221,290)
Shares outstanding, beginning of year	15,400,787	15,845,500	5,561,684	—	10,417,894	11,639,184
Shares outstanding, end of year	14,213,754	15,400,787	16,112,215	5,561,684	9,582,251	10,417,894
Class P
Shares sold	127,831	103,276	359,091	63,417	3,386,828	16,713
Shares repurchased	(5,998,798)	(9,058,485)	(43,785)	(3,482)	(426,733)	(4,482,971)
Net increase (decrease)	(5,870,967)	(8,955,209)	315,306	59,935	2,960,095	(4,466,258)
Shares outstanding, beginning of year	17,306,656	26,261,865	59,935	—	5,164,189	9,630,447
Shares outstanding, end of year	11,435,689	17,306,656	375,241	59,935	8,124,284	5,164,189

	Large-Cap Growth Portfolio		Large-Cap Value Portfolio		Mid-Cap Equity Portfolio
Class I
Shares sold	982,182	2,478,757	1,148,017	1,330,705	543,080	881,642
Share repurchased	(1,894,425)	(4,349,183)	(1,551,967)	(1,488,852)	(1,017,929)	(1,809,388)
Net Increase (decrease)	(912,243)	(1,870,426)	(403,950)	(158,147)	(474,849)	(927,746)
Shares outstanding, beginning of year	18,680,512	20,550,938	13,639,533	13,797,680	13,386,120	14,313,866
Shares outstanding, end of year	17,768,269	18,680,512	13,235,583	13,639,533	12,911,271	13,386,120
Class P
Shares sold	2,911,623	131,441	589,701	104,764	40,227	37,718
Shares repurchased	(936,813)	(20,664,676)	(3,872,844)	(17,571,063)	(1,790,857)	(2,555,912)
Net increase (decrease)	1,974,810	(20,533,235)	(3,283,143)	(17,466,299)	(1,750,630)	(2,518,194)
Shares outstanding, beginning of year	26,236,827	46,770,062	23,032,840	40,499,139	8,467,064	10,985,258
Shares outstanding, end of year	28,211,637	26,236,827	19,749,697	23,032,840	6,716,434	8,467,064

	Mid-Cap Growth Portfolio		Mid-Cap Value Portfolio		Small-Cap Equity Portfolio
Class I
Shares sold	1,075,706	2,426,042	556,685	1,401,610	316,243	956,440
Share repurchased	(2,475,594)	(2,798,151)	(960,106)	(931,467)	(659,889)	(821,574)
Net Increase (decrease)	(1,399,888)	(372,109)	(403,421)	470,143	(343,646)	134,866
Shares outstanding, beginning of year	16,903,356	17,275,465	5,552,963	5,082,820	3,781,113	3,646,247
Shares outstanding, end of year	15,503,468	16,903,356	5,149,542	5,552,963	3,437,467	3,781,113
Class P
Shares sold	222,864	7,924,110	84,851	70,995	57,470	6,559,123
Shares repurchased	(2,608,010)	(4,527,372)	(3,880,137)	(5,364,140)	(3,210,263)	(723,080)
Net increase (decrease)	(2,385,146)	3,396,738	(3,795,286)	(5,293,145)	(3,152,793)	5,836,043
Shares outstanding, beginning of year	21,192,818	17,796,080	17,506,947	22,800,092	9,168,420	3,332,377
Shares outstanding, end of year	18,807,672	21,192,818	13,711,661	17,506,947	6,015,627	9,168,420

	Small-Cap Growth Portfolio		Small-Cap Index Portfolio		Small-Cap Value Portfolio
Class I
Shares sold	643,916	547,359	1,114,311	2,704,568	465,155	1,538,662
Share repurchased	(529,173)	(794,258)	(2,136,590)	(3,450,472)	(1,484,024)	(1,636,245)
Net Increase (decrease)	114,743	(246,899)	(1,022,279)	(745,904)	(1,018,869)	(97,583)
Shares outstanding, beginning of year	6,103,264	6,350,163	19,053,919	19,799,823	8,780,465	8,878,048
Shares outstanding, end of year	6,218,007	6,103,264	18,031,640	19,053,919	7,761,596	8,780,465
Class P
Shares sold	2,332,416	3,258	708,047	327,976	90,016	6,948,910
Shares repurchased	(138,209)	(587,186)	(860,546)	(1,109,749)	(3,293,799)	(1,155,456)
Net increase (decrease)	2,194,207	(583,928)	(152,499)	(781,773)	(3,203,783)	5,793,454
Shares outstanding, beginning of year	1,968,442	2,552,370	5,146,015	5,927,788	9,631,481	3,838,027
Shares outstanding, end of year	4,162,649	1,968,442	4,993,516	5,146,015	6,427,698	9,631,481

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year/ Period Ended December 31, 2021	Year Ended December 31, 2022	Year/ Period Ended December 31, 2021
	Value Portfolio		Value Advantage Portfolio		Emerging Markets Portfolio

Class I
Shares sold	993,109	368,172	1,411,874	1,702,367	1,875,180	1,683,695
Share repurchased	(1,738,229)	(1,868,979)	(731,482)	(678,642)	(1,800,466)	(1,951,054)
Net Increase (decrease)	(745,120)	(1,500,807)	680,392	1,023,725	74,714	(267,359)
Shares outstanding, beginning of year	13,548,012	15,048,819	4,011,776	2,988,051	19,194,293	19,461,652
Shares outstanding, end of year	12,802,892	13,548,012	4,692,168	4,011,776	19,269,007	19,194,293

Class P
Shares sold	208,854	16,815,526	157,482	95,403	341,306	875,581
Shares repurchased	(10,613,263)	(5,872,687)	(11,380,426)	(15,158,067)	(19,515,220)	(4,252,417)
Net increase (decrease)	(10,404,409)	10,942,839	(11,222,944)	(15,062,664)	(19,173,914)	(3,376,836)
Shares outstanding, beginning of year	40,587,096	29,644,257	38,312,314	53,374,978	40,971,664	44,348,500
Shares outstanding, end of year	30,182,687	40,587,096	27,089,370	38,312,314	21,797,750	40,971,664

	International Growth Portfolio (3)		International Large-Cap Portfolio		International Small-Cap Portfolio

Class I
Shares sold	202,222	54,290	2,457,910	3,051,891	327,605	697,179
Share repurchased	(35,386)	(15)	(4,742,781)	(7,362,265)	(646,939)	(1,282,958)
Net Increase (decrease)	166,836	54,275	(2,284,871)	(4,310,374)	(319,334)	(585,779)
Shares outstanding, beginning of year	54,275	—	47,908,425	52,218,799	7,130,388	7,716,167
Shares outstanding, end of year	221,111	54,275	45,623,554	47,908,425	6,811,054	7,130,388

Class P
Shares sold	3,012,175	72,282,867	4,459,703	943,171	7,622,248	25,740
Shares repurchased	(9,595,041)	(529,516)	(6,427,025)	(39,304,965)	(1,151,728)	(2,037,659)
Net increase (decrease)	(6,582,866)	71,753,351	(1,967,322)	(38,361,794)	6,470,520	(2,011,919)
Shares outstanding, beginning of year	71,753,351	—	43,158,449	81,520,243	9,514,934	11,526,853
Shares outstanding, end of year	65,170,485	71,753,351	41,191,127	43,158,449	15,985,454	9,514,934

	International Value Portfolio		Health Sciences Portfolio		Real Estate Portfolio

Class I
Shares sold	1,069,141	1,449,411	238,260	445,111	271,397	556,082
Share repurchased	(2,540,134)	(2,478,969)	(885,764)	(725,097)	(1,086,827)	(1,373,987)
Net Increase (decrease)	(1,470,993)	(1,029,558)	(647,504)	(279,986)	(815,430)	(817,905)
Shares outstanding, beginning of year	21,924,199	22,953,757	7,611,698	7,891,684	7,716,686	8,534,591
Shares outstanding, end of year	20,453,206	21,924,199	6,964,194	7,611,698	6,901,256	7,716,686

Class P
Shares sold	17,088,971	154,197	10,177	13,543	2,308,137	1,772
Shares repurchased	(8,393,127)	(46,347,252)	(3,439)	(1,233)	(405,592)	(2,308,333)
Net increase (decrease)	8,695,844	(46,193,055)	6,738	12,310	1,902,545	(2,306,561)
Shares outstanding, beginning of year	33,734,226	79,927,281	20,674	8,364	5,589,832	7,896,393
Shares outstanding, end of year	42,430,070	33,734,226	27,412	20,674	7,492,377	5,589,832

	Technology Portfolio		ESG Diversified Portfolio (2)		ESG Diversified Growth Portfolio (3)

Class I
Shares sold	2,563,552	2,500,796	629,622	1,627,997	106,240	1,272,071
Share repurchased	(2,570,752)	(3,600,817)	(43,727)	(56,192)	(16,029)	(8,590)
Net Increase (decrease)	(7,200)	(1,100,021)	585,895	1,571,805	90,211	1,263,481
Shares outstanding, beginning of year	18,677,256	19,777,277	1,571,805	–	1,263,481	–
Shares outstanding, end of year	18,670,056	18,677,256	2,157,700	1,571,805	1,353,692	1,263,481

Class P
Shares sold	31,339	38,398	54,037	11,077	397,909	10,000
Shares repurchased	(5,950)	(7,211)	(871)	(470)	(344,601)	–
Net increase (decrease)	25,389	31,187	53,166	10,607	53,308	10,000
Shares outstanding, beginning of year	57,330	26,143	10,607	–	10,000	–
Shares outstanding, end of year	82,719	57,330	63,773	10,607	63,308	10,000

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
	PSF Avantis Balanced Allocation Portfolio		Pacific Dynamix—Conservative Growth Portfolio		Pacific Dynamix—Moderate Growth Portfolio

Class D
Shares sold	1,410,147	3,682,585
Share repurchased	(2,268,320)	(997,846)
Net Increase (decrease)	(858,173)	2,684,739
Shares outstanding, beginning of year	23,311,775	20,627,036
Shares outstanding, end of year	22,453,602	23,311,775

Class I
Shares sold			1,006,339	2,403,317	1,251,493	3,449,221
Share repurchased			(3,654,510)	(3,986,682)	(7,424,244)	(5,692,786)
Net Increase (decrease)			(2,648,171)	(1,583,365)	(6,172,751)	(2,243,565)
Shares outstanding, beginning of year			31,476,411	33,059,776	106,230,216	108,473,781
Shares outstanding, end of year			28,828,240	31,476,411	100,057,465	106,230,216

Class P
Shares sold	90,993	111,920	246,913	137,214	1,017,543	912,939
Shares repurchased	(17,310)	(6,457)	(42,214)	(22,077)	(280,270)	(177,582)
Net increase (decrease)	73,683	105,463	204,699	115,137	737,273	735,357
Shares outstanding, beginning of year	112,084	6,621	144,052	28,915	788,504	53,147
Shares outstanding, end of year	185,767	112,084	348,751	144,052	1,525,777	788,504

	Pacific Dynamix-Growth Portfolio		Portfolio Optimization Conservative Portfolio		Portfolio Optimization Moderate- Conservative Portfolio

Class I
Shares sold	8,065,890	12,568,027	5,555,489	5,525,107	894,891	700,161
Share repurchased	(1,803,441)	(992,498)	(15,050,988)	(19,753,510)	(17,015,778)	(16,947,041)
Net Increase (decrease)	6,262,449	11,575,529	(9,495,499)	(14,228,403)	(16,120,887)	(16,246,880)
Shares outstanding, beginning of year	55,509,440	43,933,911	97,683,896	111,912,299	125,156,508	141,403,388
Shares outstanding, end of year	61,771,889	55,509,440	88,188,397	97,683,896	109,035,621	125,156,508

Class P
Shares sold	528,686	489,718	858	3,351	1,599	374
Shares repurchased	(103,116)	(64,677)	(251)	(178)	(897)	(303)
Net increase (decrease)	425,570	425,041	607	3,173	702	71
Shares outstanding, beginning of year	531,785	106,744	15,023	11,850	17,469	17,398
Shares outstanding, end of year	957,355	531,785	15,630	15,023	18,171	17,469

	Portfolio Optimization Moderate Portfolio		Portfolio Optimization Growth Portfolio		Portfolio Optimization Aggressive- Growth Portfolio

Class I
Shares sold	345,272	1,418,583	436,902	705,518	536,272	1,169,693
Share repurchased	(56,133,729)	(62,930,272)	(39,815,875)	(47,565,338)	(7,922,468)	(10,830,252)
Net Increase (decrease)	(55,788,457)	(61,511,689)	(39,378,973)	(46,859,820)	(7,386,196)	(9,660,559)
Shares outstanding, beginning of year	473,375,563	534,887,252	384,322,561	431,182,381	85,342,695	95,003,254
Shares outstanding, end of year	417,587,106	473,375,563	344,943,588	384,322,561	77,956,499	85,342,695

Class P
Shares sold	15,104	11,676	92,535	50,583	76,997	24,592
Shares repurchased	(6,135)	(2,888)	(56,839)	(8,204)	(3,920)	(3,542)
Net increase (decrease)	8,969	8,788	35,696	42,379	73,077	21,050
Shares outstanding, beginning of year	85,284	76,496	141,727	99,348	49,014	27,964
Shares outstanding, end of year	94,253	85,284	177,423	141,727	122,091	49,014

	PD 1-3 Year Corporate Bond Portfolio		PD Aggregate Bond Index Portfolio		PD High Yield Bond Market Portfolio

Class P
Shares sold	1,874,974	1,998,479	8,236,624	13,992,343	556,259	3,978,225
Shares repurchased	(7,015,661)	(739,345)	(6,511,317)	(887,448)	(7,774,476)	(485,226)
Net increase (decrease)	(5,140,687)	1,259,134	1,725,307	13,104,895	(7,218,217)	3,492,999
Shares outstanding, beginning of year	20,506,378	19,247,244	83,123,623	70,018,728	28,599,670	25,106,671
Shares outstanding, end of year	15,365,691	20,506,378	84,848,930	83,123,623	21,381,453	28,599,670

PACIFIC SELECT FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
	PD Large-Cap Growth Index Portfolio		PD Large-Cap Value Index Portfolio		PD Mid-Cap Index Portfolio

Class P
Shares sold	5,468,389	638,766	4,748,838	1,460,548	2,124,001	11,590,480
Shares repurchased	(181,247)	(4,389,053)	(1,367,001)	(5,638,532)	(11,129,316)	(2,292,741)
Net increase (decrease)	5,287,142	(3,750,287)	3,381,837	(4,177,984)	(9,005,315)	9,297,739
Shares outstanding, beginning of year	9,137,845	12,888,132	18,563,016	22,741,000	45,048,992	35,751,253
Shares outstanding, end of year	14,424,987	9,137,845	21,944,853	18,563,016	36,043,677	45,048,992

	PD Small-Cap Growth Index Portfolio		PD Small-Cap Value Index Portfolio		PD Emerging Markets Index Portfolio

Class P
Shares sold	350,150	2,139,207	269,324	4,741,951	509,443	3,808,980
Shares repurchased	(1,578,379)	(131,498)	(1,961,254)	(298,073)	(8,916,264)	(615,322)
Net increase (decrease)	(1,228,229)	2,007,709	(1,691,930)	4,443,878	(8,406,821)	3,193,658
Shares outstanding, beginning of year	3,185,603	1,177,894	6,105,708	1,661,830	14,780,565	11,586,907
Shares outstanding, end of year	1,957,374	3,185,603	4,413,778	6,105,708	6,373,744	14,780,565

	PD International Large-Cap Index Portfolio

Class P
Shares sold	3,253,935	2,994,415
Shares repurchased	(1,739,986)	(3,174,097)
Net increase (decrease)	1,513,949	(179,682)
Shares outstanding, beginning of year	28,042,145	28,221,827
Shares outstanding, end of year	29,556,094	28,042,145

(1)	Class I of the Intermediate Bond Portfolio commenced operations on November 1, 2021.
(2)	Operations commenced on April 30, 2021.
(3)	Operations commenced on October 29, 2021.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of

Pacific Select Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Pacific Select Fund (the “Trust”) comprising the Core Income, Diversified Bond, Floating Rate Income, High Yield Bond, Inflation Managed, Intermediate Bond, Managed Bond, Short Duration Bond, Emerging Markets Debt, Dividend Growth, Equity Index, Focused Growth, Growth, Hedged Equity, Large-Cap Core (formerly Main Street® Core), Large-Cap Growth, Large-Cap Value, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value, Value Advantage, Emerging Markets, International Growth, International Large-Cap, International Small-Cap, International Value, Health Sciences, Real Estate, Technology, ESG Diversified, ESG Diversified Growth, PSF Avantis Balanced Allocation Portfolio (formerly PSF DFA Balanced Allocation), Pacific Dynamix-Conservative Growth, Pacific Dynamix-Moderate Growth, Pacific Dynamix-Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, PD 1-3 Year Corporate Bond, PD Aggregate Bond Index, PD High Yield Bond Market, PD Large-Cap Growth Index, PD Large-Cap Value Index, PD Mid-Cap Index, PD Small-Cap Growth Index, PD Small-Cap Value Index, PD Emerging Markets Index, and PD International Large-Cap Index Portfolios (the “Portfolios”), including the schedules of investments, as of December 31, 2022; the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the year then ended for the Inflation Managed Portfolio, and the financial highlights for each of the five years in the period then ended for the Portfolios, except Intermediate Bond, Hedged Equity, International Growth, ESG Diversified, ESG Diversified Growth, and PD Mid-Cap Index Portfolios; the related statements of operations, changes in net assets, and the financial highlights for the periods indicated in the table below for Intermediate Bond, Hedged Equity, International Growth, ESG Diversified, ESG Diversified Growth, and PD Mid-Cap Index Portfolios; and the related notes.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the portfolios listed above constituting the Trust as of December 31, 2022, and the results of their operations for the year then ended (or for the period listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table below), the cash flows for the Inflation Managed Portfolio for the year then ended, and the financial highlights for each of the five years in the period then ended (or for the period listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Individual Portfolio Comprising the Pacific Select Fund	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Intermediate Bond	For the year ended December 31, 2022.	For each of the two years in the period ended December 31, 2022.	For the years ended December 31, 2022, 2021, and for the period from October 23, 2020 (commencement of operations) through December 31, 2020.
Hedged Equity	For the year ended December 31, 2022.	For the year ended December 31, 2022 and for the period from April 30, 2021 (commencement of operations) through December 31, 2021.	For the year ended December 31, 2022 and for the period from April 30, 2021 (commencement of operations) through December 31, 2021.
International Growth	For the year ended December 31, 2022.	For the year ended December 31, 2022 and for the period from October 29, 2021 (commencement of operations) through December 31, 2021.	For the year ended December 31, 2022 and for the period from October 29, 2021 (commencement of operations) through December 31, 2021.
ESG Diversified	For the year ended December 31, 2022.	For the year ended December 31, 2022 and for the period from April 30, 2021 (commencement of operations) through December 31, 2021.	For the year ended December 31, 2022 and for the period from April 30, 2021 (commencement of operations) through December 31, 2021.
ESG Diversified Growth	For the year ended December 31, 2022.	For the year ended December 31, 2022 and for the period from October 29, 2021 (commencement of operations) through December 31, 2021.	For the year ended December 31, 2022 and for the period from October 29, 2021 (commencement of operations) through December 31, 2021.
PD Mid-Cap Index	For the year ended December 31, 2022.	For each of the two years in the period ended December 31, 2022.	For the years ended December 31, 2022, 2021, and for the period from October 23, 2020 (commencement of operations) through December 31, 2020.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

E-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

February 24, 2023

We have served as the auditor of one or more affiliated investment companies of Pacific Select Fund since 1988.

E-2

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES

(Unaudited)

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include advisory fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with those of other mutual funds. The example is based on an investment of $1,000.00 made at the beginning of the period and held for the entire six-month period from July 1, 2022 to December 31, 2022.

ACTUAL EXPENSES

The first line of the table below for each Fund provides information about actual account values and actual expenses based on each Fund’s actual performance and each Fund’s actual expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). The “Ending Account Value at 12/31/22” column shown is derived from the Fund’s actual performance; the “Annualized Expense Ratio” column shows the Fund’s actual annualized expense ratio; and the “Expenses Paid During the Period 07/01/22-12/31/22” column shows the dollar amount that would have been paid by you. All the information illustrated in the following table is based on the past six-month period from July 1, 2022 to December 31, 2022.

You may use the information in the first line, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, for each Fund in your account, simply divide that Fund’s value by $1,000.00 (for example, an $8,600.00 fund value divided by $1,000.00 = 8.6), then multiply this result by the number given for your fund(s) in the first line under the heading entitled “Expenses Paid During the Period 07/01/22-12/31/22.”

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table for each Fund provides information about hypothetical account values and hypothetical expenses based on a 5% per year hypothetical rate of return and the actual Fund’s expenses, after any applicable advisory fee waivers and adviser expense reimbursements (see Notes 6 and 7B in Notes to Financial Statements). It assumes that the Fund had an annual 5% rate of return before expenses, but that the expense ratio is unchanged. The hypothetical account values and expenses may not be used to estimate the actual ending account values or expenses you paid for the period.

You may use the hypothetical example information to compare the ongoing costs of investing in the Fund to other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these other costs were included, your costs would have been higher.

Portfolio	Beginning Account Value at 07/01/22	Ending Account Value at 12/31/22	Annualized Expense Ratio	Expenses Paid During the Period 07/01/22- 12/31/22 (1)
Core Income
Actual

Class I	$1,000.00	$988.20	0.74%	$3.71

Class P	1,000.00	989.20	0.54%	2.71

Hypothetical

Class I	$1,000.00	$1,021.48	0.74%	$3.77

Class P	1,000.00	1,022.48	0.54%	2.75

Diversified Bond
Actual

Class I	$1,000.00	$966.60	0.65%	$3.22

Class P	1,000.00	967.60	0.45%	2.23

Hypothetical

Class I	$1,000.00	$1,021.93	0.65%	$3.31

Class P	1,000.00	1,022.94	0.45%	2.29

Floating Rate Income
Actual

Class I	$1,000.00	$1,040.20	0.93%	$4.78

Class P	1,000.00	1,041.20	0.73%	3.76

Hypothetical

Class I	$1,000.00	$1,020.52	0.93%	$4.74

Class P	1,000.00	1,021.53	0.73%	3.72

Portfolio	Beginning Account Value at 07/01/22	Ending Account Value at 12/31/22	Annualized Expense Ratio	Expenses Paid During the Period 07/01/22- 12/31/22 (1)
High Yield Bond
Actual

Class I	$1,000.00	$1,036.30	0.63%	$3.23

Class P	1,000.00	1,037.40	0.43%	2.21

Hypothetical

Class I	$1,000.00	$1,022.03	0.63%	$3.21

Class P	1,000.00	1,023.04	0.43%	2.19

Inflation Managed
Actual

Class I	$1,000.00	$970.70	0.71%	$3.53

Class P	1,000.00	971.60	0.52%	2.58

Hypothetical

Class I	$1,000.00	$1,021.63	0.71%	$3.62

Class P	1,000.00	1,022.58	0.52%	2.65

Intermediate Bond
Actual

Class I	$1,000.00	$968.10	0.63%	$3.13

Class P	1,000.00	969.10	0.43%	2.13

Hypothetical

Class I	$1,000.00	$1,022.03	0.63%	$3.21

Class P	1,000.00	1,023.04	0.43%	2.19

See explanation of references on page F-5

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/22	Ending Account Value at 12/31/22	Annualized Expense Ratio	Expenses Paid During the Period 07/01/22- 12/31/22 (1)
Managed Bond
Actual

Class I	$1,000.00	$969.20	0.63%	$3.13

Class P	1,000.00	970.20	0.43%	2.14

Hypothetical

Class I	$1,000.00	$1,022.03	0.63%	$3.21

Class P	1,000.00	1,023.04	0.43%	2.19

Short Duration Bond
Actual

Class I	$1,000.00	$992.80	0.63%	$3.16

Class P	1,000.00	993.80	0.44%	2.21

Hypothetical

Class I	$1,000.00	$1,022.03	0.63%	$3.21

Class P	1,000.00	1,022.99	0.44%	2.24

Emerging Markets Debt
Actual

Class I	$1,000.00	$1,042.10	1.15%	$5.92

Class P	1,000.00	1,043.20	0.94%	4.84

Hypothetical

Class I	$1,000.00	$1,019.41	1.15%	$5.85

Class P	1,000.00	1,020.47	0.94%	4.79

Dividend Growth
Actual

Class I	$1,000.00	$1,060.20	0.88%	$4.57

Class P	1,000.00	1,061.30	0.68%	3.53

Hypothetical

Class I	$1,000.00	$1,020.77	0.88%	$4.48

Class P	1,000.00	1,021.78	0.68%	3.47

Equity Index
Actual

Class I	$1,000.00	$1,021.70	0.28%	$1.43

Class P	1,000.00	1,022.70	0.08%	0.41

Hypothetical

Class I	$1,000.00	$1,023.79	0.28%	$1.43

Class P	1,000.00	1,024.80	0.08%	0.41

Focused Growth
Actual

Class I	$1,000.00	$1,010.70	0.95%	$4.81

Class P	1,000.00	1,011.80	0.75%	3.80

Hypothetical

Class I	$1,000.00	$1,020.42	0.95%	$4.84

Class P	1,000.00	1,021.42	0.75%	3.82

Growth
Actual

Class I	$1,000.00	$973.40	0.77%	$3.83

Class P	1,000.00	974.40	0.57%	2.84

Hypothetical

Class I	$1,000.00	$1,021.32	0.77%	$3.92

Class P	1,000.00	1,022.33	0.57%	2.91

Portfolio	Beginning Account Value at 07/01/22	Ending Account Value at 12/31/22	Annualized Expense Ratio	Expenses Paid During the Period 07/01/22- 12/31/22 (1)
Hedged Equity
Actual

Class I	$1,000.00	$1,015.40	0.90%	$4.57

Class P	1,000.00	1,016.40	0.70%	3.56

Hypothetical

Class I	$1,000.00	$1,020.67	0.90%	$4.58

Class P	1,000.00	1,021.68	0.70%	3.57

Large-Cap Core
Actual

Class I	$1,000.00	$1,015.40	0.68%	$3.45

Class P	1,000.00	1,016.40	0.48%	2.44

Hypothetical

Class I	$1,000.00	$1,021.78	0.68%	$3.47

Class P	1,000.00	1,022.79	0.48%	2.45

Large-Cap Growth
Actual

Class I	$1,000.00	$937.70	0.90%	$4.40

Class P	1,000.00	938.60	0.70%	3.42

Hypothetical

Class I	$1,000.00	$1,020.67	0.90%	$4.58

Class P	1,000.00	1,021.68	0.70%	3.57

Large-Cap Value
Actual

Class I	$1,000.00	$1,091.80	0.84%	$4.43

Class P	1,000.00	1,092.90	0.64%	3.38

Hypothetical

Class I	$1,000.00	$1,020.97	0.84%	$4.28

Class P	1,000.00	1,021.98	0.64%	3.26

Mid-Cap Equity
Actual

Class I	$1,000.00	$1,003.40	0.88%	$4.44

Class P	1,000.00	1,004.40	0.68%	3.44

Hypothetical

Class I	$1,000.00	$1,020.77	0.88%	$4.48

Class P	1,000.00	1,021.78	0.68%	3.47

Mid-Cap Growth
Actual

Class I	$1,000.00	$1,033.00	0.90%	$4.61

Class P	1,000.00	1,034.00	0.70%	3.59

Hypothetical

Class I	$1,000.00	$1,020.67	0.90%	$4.58

Class P	1,000.00	1,021.68	0.70%	3.57

Mid-Cap Value
Actual

Class I	$1,000.00	$1,080.80	0.93%	$4.88

Class P	1,000.00	1,081.90	0.73%	3.83

Hypothetical

Class I	$1,000.00	$1,020.52	0.93%	$4.74

Class P	1,000.00	1,021.53	0.73%	3.72

See explanation of references on page F-5

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/22	Ending Account Value at 12/31/22	Annualized Expense Ratio	Expenses Paid During the Period 07/01/22- 12/31/22 (1)
Small-Cap Equity
Actual

Class I	$1,000.00	$1,057.00	0.91%	$4.72

Class P	1,000.00	1,058.10	0.71%	3.68

Hypothetical

Class I	$1,000.00	$1,020.62	0.91%	$4.63

Class P	1,000.00	1,021.63	0.71%	3.62

Small-Cap Growth
Actual

Class I	$1,000.00	$1,028.90	0.85%	$4.35

Class P	1,000.00	1,030.00	0.65%	3.33

Hypothetical

Class I	$1,000.00	$1,020.92	0.85%	$4.33

Class P	1,000.00	1,021.93	0.65%	3.31

Small-Cap Index
Actual

Class I	$1,000.00	$1,036.10	0.56%	$2.87

Class P	1,000.00	1,037.10	0.36%	1.85

Hypothetical

Class I	$1,000.00	$1,022.38	0.56%	$2.85

Class P	1,000.00	1,023.39	0.36%	1.84

Small-Cap Value
Actual

Class I	$1,000.00	$1,042.10	0.99%	$5.10

Class P	1,000.00	1,043.10	0.79%	4.07

Hypothetical

Class I	$1,000.00	$1,020.21	0.99%	$5.04

Class P	1,000.00	1,021.22	0.79%	4.02

Value
Actual

Class I	$1,000.00	$1,074.40	0.87%	$4.55

Class P	1,000.00	1,075.50	0.67%	3.51

Hypothetical

Class I	$1,000.00	$1,020.82	0.87%	$4.43

Class P	1,000.00	1,021.83	0.67%	3.41

Value Advantage
Actual

Class I	$1,000.00	$1,054.50	0.89%	$4.61

Class P	1,000.00	1,055.50	0.69%	3.57

Hypothetical

Class I	$1,000.00	$1,020.72	0.89%	$4.53

Class P	1,000.00	1,021.73	0.69%	3.52

Emerging Markets
Actual

Class I	$1,000.00	$999.50	1.04%	$5.24

Class P	1,000.00	1,000.50	0.84%	4.24

Hypothetical

Class I	$1,000.00	$1,019.96	1.04%	$5.30

Class P	1,000.00	1,020.97	0.84%	4.28

International Growth
Actual

Class I	$1,000.00	$1,054.10	0.95%	$4.92

Class P	1,000.00	1,055.10	0.75%	3.88

Hypothetical

Class I	$1,000.00	$1,020.42	0.95%	$4.84

Class P	1,000.00	1,021.42	0.75%	3.82

Portfolio	Beginning Account Value at 07/01/22	Ending Account Value at 12/31/22	Annualized Expense Ratio	Expenses Paid During the Period 07/01/22- 12/31/22 (1)
International Large-Cap
Actual

Class I	$1,000.00	$1,055.70	0.99%	$5.13

Class P	1,000.00	1,056.80	0.79%	4.10

Hypothetical

Class I	$1,000.00	$1,020.21	0.99%	$5.04

Class P	1,000.00	1,021.22	0.79%	4.02

International Small-Cap
Actual

Class I	$1,000.00	$1,029.50	1.11%	$5.68

Class P	1,000.00	1,030.50	0.91%	4.66

Hypothetical

Class I	$1,000.00	$1,019.61	1.11%	$5.65

Class P	1,000.00	1,020.62	0.91%	4.63

International Value
Actual

Class I	$1,000.00	$1,087.90	0.92%	$4.84

Class P	1,000.00	1,089.00	0.72%	3.79

Hypothetical

Class I	$1,000.00	$1,020.57	0.92%	$4.69

Class P	1,000.00	1,021.58	0.72%	3.67

Health Sciences
Actual

Class I	$1,000.00	$1,062.10	1.14%	$5.93

Class P	1,000.00	1,063.20	0.94%	4.89

Hypothetical

Class I	$1,000.00	$1,019.46	1.14%	$5.80

Class P	1,000.00	1,020.47	0.94%	4.79

Real Estate
Actual

Class I	$1,000.00	$936.00	0.98%	$4.78

Class P	1,000.00	937.00	0.78%	3.81

Hypothetical

Class I	$1,000.00	$1,020.27	0.98%	$4.99

Class P	1,000.00	1,021.27	0.78%	3.97

Technology
Actual

Class I	$1,000.00	$931.50	1.14%	$5.55

Class P	1,000.00	932.50	0.94%	4.58

Hypothetical

Class I	$1,000.00	$1,019.46	1.14%	$5.80

Class P	1,000.00	1,020.47	0.94%	4.79

ESG Diversified
Actual

Class I	$1,000.00	$1,006.70	0.50%	$2.53

Class P	1,000.00	1,007.70	0.31%	1.57

Hypothetical

Class I	$1,000.00	$1,022.68	0.50%	$2.55

Class P	1,000.00	1,023.64	0.31%	1.58

ESG Diversified Growth
Actual

Class I	$1,000.00	$1,011.50	0.50%	$2.54

Class P	1,000.00	1,011.80	0.38%	1.93

Hypothetical

Class I	$1,000.00	$1,022.68	0.50%	$2.55

Class P	1,000.00	1,023.29	0.38%	1.94

See explanation of references on page F-5

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/22	Ending Account Value at 12/31/22	Annualized Expense Ratio	Expenses Paid During the Period 07/01/22- 12/31/22 (1)
PSF Avantis Balanced Allocation (2)
Actual

Class D	$1,000.00	$1,010.00	0.46%	$2.33

Class P	1,000.00	1,011.30	0.21%	1.06

Hypothetical

Class D	$1,000.00	$1,022.89	0.46%	$2.35

Class P	1,000.00	1,024.15	0.21%	1.07

Pacific Dynamix-Conservative Growth (2)
Actual

Class I	$1,000.00	$1,002.50	0.38%	$1.92

Class P	1,000.00	1,003.50	0.18%	0.91

Hypothetical

Class I	$1,000.00	$1,023.29	0.38%	$1.94

Class P	1,000.00	1,024.30	0.18%	0.92

Pacific Dynamix-Moderate Growth (2)
Actual

Class I	$1,000.00	$1,012.10	0.38%	$1.93

Class P	1,000.00	1,013.20	0.19%	0.96

Hypothetical

Class I	$1,000.00	$1,023.29	0.38%	$1.94

Class P	1,000.00	1,024.25	0.19%	0.97

Pacific Dynamix-Growth (2)
Actual

Class I	$1,000.00	$1,022.40	0.37%	$1.89

Class P	1,000.00	1,023.40	0.18%	0.92

Hypothetical

Class I	$1,000.00	$1,023.34	0.37%	$1.89

Class P	1,000.00	1,024.30	0.18%	0.92

Portfolio Optimization Conservative (2)
Actual

Class I	$1,000.00	$995.20	0.32%	$1.61

Class P	1,000.00	996.20	0.12%	0.60

Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P	1,000.00	1,024.60	0.12%	0.61

Portfolio Optimization Moderate-Conservative (2)
Actual

Class I	$1,000.00	$1,004.20	0.32%	$1.62

Class P	1,000.00	1,005.20	0.12%	0.61

Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P	1,000.00	1,024.60	0.12%	0.61

Portfolio Optimization Moderate (2)
Actual

Class I	$1,000.00	$1,011.00	0.32%	$1.62

Class P	1,000.00	1,012.00	0.12%	0.61

Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P	1,000.00	1,024.60	0.12%	0.61

Portfolio	Beginning Account Value at 07/01/22	Ending Account Value at 12/31/22	Annualized Expense Ratio	Expenses Paid During the Period 07/01/22- 12/31/22 (1)
Portfolio Optimization Growth (2)
Actual

Class I	$1,000.00	$1,018.80	0.32%	$1.63

Class P	1,000.00	1,019.90	0.12%	0.61

Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P	1,000.00	1,024.60	0.12%	0.61

Portfolio Optimization Aggressive-Growth (2)
Actual

Class I	$1,000.00	$1,026.60	0.32%	$1.63

Class P	1,000.00	1,027.60	0.12%	0.61

Hypothetical

Class I	$1,000.00	$1,023.59	0.32%	$1.63

Class P	1,000.00	1,024.60	0.12%	0.61

PD 1-3 Year Corporate Bond
Actual

Class P	$1,000.00	$1,000.90	0.23%	$1.16

Hypothetical

Class P	$1,000.00	$1,024.05	0.23%	$1.17

PD Aggregate Bond Index
Actual

Class P	$1,000.00	$967.60	0.20%	$0.99

Hypothetical

Class P	$1,000.00	$1,024.20	0.20%	$1.02

PD High Yield Bond Market
Actual

Class P	$1,000.00	$1,034.70	0.24%	$1.23

Hypothetical

Class P	$1,000.00	$1,024.00	0.24%	$1.22

PD Large-Cap Growth Index
Actual

Class P	$1,000.00	$984.40	0.16%	$0.80

Hypothetical

Class P	$1,000.00	$1,024.40	0.16%	$0.82

PD Large-Cap Value Index
Actual

Class P	$1,000.00	$1,060.30	0.16%	$0.83

Hypothetical

Class P	$1,000.00	$1,024.40	0.16%	$0.82

PD Mid-Cap Index
Actual

Class P	$1,000.00	$1,053.50	0.17%	$0.88

Hypothetical

Class P	$1,000.00	$1,024.35	0.17%	$0.87

PD Small-Cap Growth Index
Actual

Class P	$1,000.00	$1,043.10	0.24%	$1.24

Hypothetical

Class P	$1,000.00	$1,024.00	0.24%	$1.22

See explanation of references on page F-5

PACIFIC SELECT FUND

DISCLOSURE OF FUND EXPENSES (Continued)

(Unaudited)

Portfolio	Beginning Account Value at 07/01/22	Ending Account Value at 12/31/22	Annualized Expense Ratio	Expenses Paid During the Period 07/01/22- 12/31/22 (1)
PD Small-Cap Value Index
Actual

Class P	$1,000.00	$1,032.70	0.20%	$1.02

Hypothetical

Class P	$1,000.00	$1,024.20	0.20%	$1.02

PD Emerging Markets Index
Actual

Class P	$1,000.00	$959.50	0.69%	$3.41

Hypothetical

Class P	$1,000.00	$1,021.73	0.69%	$3.52

PD International Large-Cap Index
Actual

Class P	$1,000.00	$1,055.50	0.23%	$1.19

Hypothetical

Class P	$1,000.00	$1,024.05	0.23%	$1.17

(1)

Expenses paid during the six-month period are equal to the Fund’s annualized expense ratio (shown in the table above), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365 days.

(2)

The annualized expense ratios for the ESG Diversified, ESG Diversified Growth, PSF Avantis Balanced Allocation, Pacific Dynamix, and Portfolio Optimization Portfolios do not include expenses of their respective Underlying Funds in which these Funds invest.

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION

(Unaudited)

The business and affairs of the Trust are managed under the direction of the Board of Trustees under the Trust’s Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below, effective January 4, 2023. Trustees who are not deemed to be “interested persons” of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.” Certain trustees and officers are deemed to be “interested persons” of the Trust and thus are referred to as “Interested Persons”, because of their positions with Pacific Life Insurance Company (“Pacific Life”) and Pacific Life Fund Advisors LLC, a wholly-owned subsidiary of Pacific Life. The Trust’s Statement of Additional Information includes additional information about the trustees. For information on availability of the Trust’s Statement of Additional Information, refer to the WHERE TO GO FOR MORE INFORMATION section of this report.

The address of each trustee and officer is c/o Pacific Select Fund, 700 Newport Center Drive, Newport Beach, CA 92660.

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INDEPENDENT TRUSTEES

Nooruddin (Rudy) Veerjee Year of birth 1958	Trustee since 1/01/05 and Chairman of the Board since 4/01/22	Trustee (9/05 to present) and Chairman of the Board (4/22 to present) of Pacific Funds Series Trust. Formerly: President of Transamerica Insurance and Investment Group; President of Transamerica Asset Management; Chairman and Chief Executive Officer of Transamerica Premier Funds (Mutual Fund); and Director of various Transamerica Life Companies.	84

Gale K. Caruso Year of birth 1957	Trustee since 1/01/06	Trustee (1/06 to present) of Pacific Funds Series Trust; Independent Trustee (2/15 to present) and Chair of the Board (1/22 to present) of Matthews Asia Funds. Formerly: Member of the Board of Directors of LandAmerica Financial Group, Inc.; President and Chief Executive Officer of Zurich Life; Chairman, President and Chief Executive Officer of Scudder Canada Investor Services, Ltd.; Managing Director of Scudder Kemper Investments; Member of the Advisory Council to the Trust for Public Land in Maine; Member of the Board of Directors of Make-A-Wish of Maine.	84

Andrew J. Iseman Year of birth 1964	Trustee since 3/01/19	Trustee (6/19 to present) and Consultant to the Pacific Funds Series Trust (3/19 to 6/19); Advisory Council Member of The TIFIN Group (11/20 to 12/22); Director of CrowdOptic (8/21 to 11/22); Member of the Board of DeBourgh Manufacturing Company (12/21 to present). Formerly: Chief Executive Officer and Senior Adviser of Scout Investments; President and Interested Trustee of Scout Funds.	84

Paul A. Keller Year of birth 1954	Trustee since 6/20/16	Trustee (6/16 to present) of Pacific Funds Series Trust; Independent Trustee (8/10 to present) and Chairman of the Board (8/19 to present) of Fenimore Asset Management Trust (FAM Funds); Business Consultant (7/10 to present) (sole proprietor); Certified Public Accountant in New York (1982 to present). Formerly: Partner of McGladrey & Pullen LLP; Partner of PricewaterhouseCoopers LLP; Adjunct Professor of Accounting of SUNY College at Old Westbury; Interim Chief Financial Officer of The Leon Levy Foundation.	84

Lucie H. Moore Year of birth 1956	Trustee since 10/01/98	Trustee (6/01 to present) of Pacific Funds Series Trust; Member of the Board of Trustees (2014 to present) of Azusa Pacific University; Member of the Board of Trustees (2016 to present) of Pacifica Christian High School Orange County. Formerly: Partner of Gibson, Dunn & Crutcher (Law); Member of the Board of Trustees of Sage Hill School; Member of the Board of Trustees of The Pegasus School; Member of the Advisory Board of Court Appointed Special Advocates (CASA) of Orange County.	84

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS

Adrian S. Griggs Year of birth 1966	Chief Executive Officer since 1/01/18, President and Trustee since 4/01/22	Chief Operating Officer (1/17 to present) and Executive Vice President (4/12 to present) of Pacific Mutual Holding Company and Pacific LifeCorp; Chief Operating Officer (1/17 to present), Executive Vice President (4/12 to present) and Director (1/16 to present) of Pacific Life and PL&A; Chief Executive Officer (1/15 to 6/18) of Pacific Select Distributors, LLC; and Chief Executive Officer (1/18 to present), President (4/22 to present) and Trustee (4/22 to present) of Pacific Funds Series Trust.	84

Howard T. Hirakawa Year of birth 1962	Senior Vice President since 12/10/14	Senior Vice President (4/14 to present) of Pacific Life Fund Advisors LLC; and Senior Vice President (12/14 to present) of Pacific Funds Series Trust.	84

Robin S. Yonis Year of birth 1954	Vice President and General Counsel since 4/04/05 and Assistant Secretary since 9/17/15	Vice President, Fund Advisor General Counsel and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President and General Counsel (6/01 to present); and Assistant Secretary (9/15 to present) of Pacific Funds Series Trust.	84

Benjamin D. Wiesenfeld Year of birth 1977	Vice President and Chief Compliance Officer since 7/01/22	Vice President (7/22 to present) and Assistant Vice President (6/20 to 7/22) of Pacific Life; Chief Compliance Officer (7/22 to present) and Deputy Chief Compliance & Ethics Officer (1/21 to 7/22) of Pacific Funds Series Trust; Chief Compliance Officer (10/20 to present) of Pacific Select Distributors, LLC; Chief Compliance Officer (8/18 to 11/19) of Oakmark Funds.	84

Laurene E. MacElwee Year of birth 1966	Vice President since 12/13/11 and Assistant Secretary since 4/04/05	Chief Compliance Officer (7/22 to present), Vice President (4/11 to present) and Assistant Secretary (5/07 to present) of Pacific Life Fund Advisors LLC; Vice President (4/11 to present) of Pacific Life; and Vice President (4/05 to present) and Assistant Secretary (6/01 to present) of Pacific Funds Series Trust.	84

Carleton J. Muench Year of birth 1973	Vice President since 12/10/14	Vice President (4/14 to present) and of Pacific Life Fund Advisors LLC; and Vice President (11/06 to present) of Pacific Funds Series Trust.	84

Starla C. Yamauchi Year of birth 1970	Secretary and Assistant Vice President since 1/04/23	Secretary (1/23 to present), Assistant Vice President (11/21 to present), and Assistant Secretary (5/15 to 1/23) of Pacific Life and Pacific LifeCorp; Secretary (1/23 to present), Assistant Vice President (5/22 to present), and Assistant Secretary (5/15 to 1/23) of Pacific Mutual Holding Company; Secretary (1/23 to present), Assistant Vice President (1/23 to present) and Assistant Secretary (5/15 to 1/23) of Pacific Select Distributors, LLC; Secretary (1/23 to present) and Assistant Vice President (1/23 to present) of Pacific Funds Series Trust.	84

Trevor T. Smith Year of birth 1975	Assistant Vice President since 3/23/16 and Treasurer since 4/01/18	Assistant Vice President (1/17 to present) of Pacific Life; and Vice President (3/16 to present) and Treasurer (4/18 to present) of Pacific Funds Series Trust.	84

Bonnie J. Boyle Year of birth 1974	Assistant Vice President and Assistant Treasurer since 1/01/20	Director (6/17 to present) of Pacific Life; Vice President and Assistant Treasurer (1/20 to present) of Pacific Funds Series Trust.	84

PACIFIC SELECT FUND

TRUSTEES AND OFFICERS INFORMATION (Continued)

(Unaudited)

Name and Age	Position(s) with the Trust and Length of Time Served*	Current Directorship(s) Held and Principal Occupation(s) (and certain additional occupation information) During Past 5 years	Number of Portfolios in Fund Complex Overseen**

INTERESTED PERSONS (Continued)

Kevin W. Steiner Year of birth 1975	Assistant Vice President since 1/01/13	Assistant Vice President (4/12 to present) of Pacific Life Fund Advisors LLC; and Vice President (1/13 to present) of Pacific Funds Series Trust.	84

Audrey L. Cheng Year of birth 1975	Assistant Vice President since 12/11/13 and Assistant Secretary since 1/01/20	Assistant Vice President (9/11 to present) of Pacific Life; Vice President (12/13 to present) and Assistant Secretary (1/20 to present) of Pacific Funds Series Trust.	84

*	A trustee serves until he or she resigns, retires, or his or her successor is elected and qualified.

**	As of December 31, 2022, the “Fund Complex” consisted of Pacific Select Fund (55 funds) and Pacific Funds Series Trust (29 funds).

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

(Unaudited)

I. Introduction and Background

The Board of Trustees (the “Trustees” or “Board”) of Pacific Select Fund (the “Trust”) oversees the management of each of the separate funds of the Trust (each a “Fund” and collectively, the “Funds”) and, as required by Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), initially approves and, after the initial period, determines annually whether to renew the investment advisory agreement (the “Advisory Agreement”) with Pacific Life Fund Advisors LLC (“PLFA”) and each sub-advisory agreement (the “Sub-Advisory Agreements,” together with the Advisory Agreement, as may be amended from time to time, the “Agreements”) between the Trust, PLFA and the various sub-advisers, including affiliated sub-advisers, if any (each a “Sub-Adviser” and collectively, the “Sub-Advisers”). PLFA serves as the investment adviser for all of the Funds. PLFA also currently directly manages the Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth and Portfolio Optimization Aggressive-Growth Portfolios (the “Portfolio Optimization Funds”); the Pacific Dynamix — Conservative Growth, Pacific Dynamix — Moderate Growth and Pacific Dynamix — Growth Portfolios (the “Pacific Dynamix Funds”); and the PSF Avantis Balanced Allocation, ESG Diversified and ESG Diversified Growth Portfolios (together with the Portfolio Optimization Funds and Pacific Dynamix Funds, the “Directly Managed Funds”). For all other Funds, PLFA has retained affiliated or unaffiliated investment management firms to serve as Sub-Advisers under PLFA’s oversight (the “Sub-Advised Funds”). The Board, including all of the Trustees who are not “interested persons” of the Trust, PLFA, the Sub-Advisers, or the distributor, as that term is defined in the 1940 Act (“Independent Trustees”), last renewed the Agreements at a meeting of the Trustees held on December 14, 2022.1

At this meeting and other meetings throughout the year, the Board considered information (both written and oral) provided to assist it in its review of the Agreements and made assessments with respect to each Agreement. The Board requested, received and reviewed written materials from PLFA and each Sub-Adviser that were submitted in response to request letters from the Independent Trustees and supporting materials relating to those questions and responses, as well as additional responses related to any follow-up requests from the Independent Trustees. In addition, the Board received presentations about the Funds throughout the year, and the Independent Trustees were advised by independent legal counsel with respect to these and other relevant matters. The Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at Board and committee meetings, which included reports on Fund performance, expenses, fee comparisons, investment advisory and portfolio management services, compliance, and other services provided to the Funds by PLFA and the Sub-Advisers. The Board also reviewed financial and profitability information regarding PLFA and the Sub-Advisers and information regarding the organization and operations of each entity, such as their compliance monitoring, portfolio trading and brokerage practices, risk management, business continuity plan, cybersecurity and the personnel providing investment management and administrative services to each Fund. The Board considered the services provided to the Funds under the Agreements and the fees and expenses incurred by and charged to (or expected to be incurred by and charged to) the Funds under the Agreements.

The Board noted that as the investment adviser, PLFA, in addition to directly managing certain portfolios, provides a broad range of services to the Trust, including among others: overseeing and coordinating the activities of Sub-Advisers and other third-party service providers, evaluating Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, making regulatory filings (including disclosure and financial filings) on behalf of the Trust, monitoring fund performance, performing risk oversight of the Funds, providing the Board with information and reports as may be requested, providing valuation support, administering the Trust’s liquidity risk management program and derivatives risk management program, providing compliance-related services and providing personnel and office space to the Trust. These responsibilities are described in more detail below. The Trustees also considered that PLFA incurs substantial reputational, financial, litigation, regulatory and business risks by serving as investment adviser. The Board took into account that PLFA and its affiliates provide additional services to the Funds under other affiliated service agreements that are essential for the operation of the Funds and that although PLFA and its affiliates are separately compensated under those affiliated service agreements, these additional services are provided in connection with PLFA’s advisory relationship with the Funds. The Board also received information on the overall profitability to Pacific Life Insurance Company (“Pacific Life”) of the variable insurance products, which are supported by the Trust.

The Board reviewed data provided by PLFA that was gathered from various independent providers of investment company data to provide the Board with information regarding the Funds’ investment performance, advisory fees and expense information (both on an absolute basis and compared to peers). Additionally, the Independent Trustees retained an independent consultant (“Independent Consultant”) with substantial industry experience in providing investment company boards with analysis to assist directors and trustees with their annual 15(c) review process, to assist the Trustees with certain of their analyses and to provide other relevant information. In connection with the analysis, the Independent Consultant utilized and provided the Independent Trustees with information obtained from independent service providers as well as from other sources.

The Trustees’ determinations were made on the basis of each Trustee’s business judgment after consideration of all the information presented. In reviewing the materials presented and in considering the information in the management presentations, the Trustees did not identify any single issue or particular information that, in isolation, would be a controlling factor in making a final decision regarding the proposed Agreements. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. The following summary describes the most important, but not all, of the factors considered by the Trustees in approving the Agreements. In the case of the Independent Trustees, certain factors were considered in light of the legal advice furnished to them by independent legal counsel and information from the Independent Consultant that they had retained. This discussion is not intended to be all-inclusive.

[1]

At the December 14th meeting, the Board did not consider the continuance of the Sub-Advisory Agreement relating to the Large-Cap Core Portfolio (formerly named Main Street Core Portfolio) as this agreement was not up for renewal at that time.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

II. Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

In evaluating the Advisory Agreement and each Sub-Advisory Agreement, the Board, including all the Independent Trustees, considered the following factors, among others:

A. Nature, Extent and Quality of Services

PLFA –The Trustees considered the depth and quality of PLFA’s investment management process, including its process to evaluate Sub-Advisers in connection with its recommendations to the Board to hire or terminate Sub-Advisers, its monitoring and oversight of the Sub-Advisers, and the benefits to shareholders of retaining PLFA and continuing the Advisory Agreement in light of the nature, extent, and quality of the services that have been provided by PLFA since the Advisory Agreement was last renewed. The Trustees considered the overall financial strength and stability of PLFA and its ability to continue to provide a high level and quality of services to the Funds. They also considered PLFA’s responsiveness to questions or concerns raised by the Trustees throughout the year, including PLFA’s willingness to consider and implement investment and operational changes designed to improve investment results and the services provided to the Funds and their shareholders. The Trustees noted that, with respect to certain portfolios, PLFA had implemented a derivatives risk management program in accordance with Rule 18f-4 under the 1940 Act. The Trustees also noted that the Board had designated PLFA as its “valuation designee” to perform fair valuation determinations in accordance with Rule 2a-5 under the 1940 Act. The Trustees considered that throughout the first half of 2022, PLFA spent considerable time and effort developing and preparing to implement Rule 18f-4 and Rule 2a-5 requirements and completed all necessary revisions to policies, procedures and/or reports as necessary to comply with the new rules by their effective dates.

The Trustees noted that officers and employees of PLFA regularly consult with, and report to, the Board regarding the investment management services provided to the Funds. The Trustees considered the experience, capability and integrity of PLFA’s senior management and other key personnel. The Trustees noted that the investment, legal, compliance, risk management and accounting professionals of PLFA and its affiliates have access to and utilize a variety of resources and systems relating to investment management, compliance, trading, performance and risk analysis, security valuation and fund accounting. The Trustees took into account the scope of services provided by PLFA under the Advisory Agreement. The Trustees considered that although PLFA is separately compensated at approximate cost for time spent on Fund matters by certain legal, compliance and accounting professionals of PLFA and its affiliates for services outside of the scope of the Advisory Agreement, these services are being provided as a result of PLFA’s advisory relationship with the Funds. The Trustees further considered PLFA’s continuing need and ability to attract and retain qualified personnel and to maintain and enhance its resources and systems to provide appropriate investment management, compliance, risk management and monitoring services for the Funds. The Trustees also considered the additional resources that PLFA has continued to invest in in order to enhance its management and oversight of the Funds, including additional tools designed to ensure the Funds’ compliance with new laws and regulations. The Trustees considered that PLFA employs a well-defined method of comparing and evaluating the performance of the Directly Managed Funds and continues to employ resources to refine that method. In addition, the Trustees considered PLFA’s sub-adviser research and performance monitoring processes and the role of PLFA’s internal conflicts review committee in considering and evaluating potential conflicts of interest with regard to Sub-Adviser selection and asset allocation.

Directly Managed Funds – The Trustees considered the services provided by PLFA in rendering investment management services for those Funds for which the day-to-day investment management is provided by PLFA. The Trustees considered that PLFA is responsible for identifying investments for each Directly Managed Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for each Directly Managed Fund. The Trustees also considered that PLFA has been designated as the valuation designee for the Directly Managed Funds and is responsible for the valuation of portfolio securities, including, but not limited to, the review of custodian pricing files, research and analysis related to fair valued securities and due diligence oversight of pricing vendors. The Trustees additionally noted that PLFA is responsible for evaluating and voting proxies for portfolio holdings of the Directly Managed Funds. The Trustees also considered, among other things, PLFA’s experience, resources and expertise in analyzing the composition of the various Funds that serve as investment options for the Directly Managed Funds (collectively, the “Underlying Funds”) and in developing an asset allocation that is appropriate for each Directly Managed Fund’s investment objectives and risk profile. The Trustees considered, in this regard, the tools and resources used by PLFA in constructing its asset allocation models. The Trustees considered that PLFA had previously engaged a third-party consulting firm to review PLFA’s asset allocation process, and that the firm had reported favorably on PLFA’s asset allocation capabilities.

The Trustees also considered that PLFA provides certain additional services to the Funds outside of the scope of the Advisory Agreement at approximate cost and that such services are essential for the administration and operation of the Funds, including administration of the Funds’ compliance program. In this regard, the Trustees considered PLFA’s policies, procedures and systems to ensure compliance with applicable laws and regulations with respect to the Directly Managed Funds, its attention to matters that may involve conflicts of interest between itself and a Fund, and that all material rebalancing of PLFA’s asset allocation models are presented to an internal conflicts review committee that considers and evaluates potential conflicts of interest in the allocation among the Underlying Funds. The Trustees considered the report of PLFA’s internal conflicts review committee and also reviewed information provided throughout the year on PLFA’s compliance policies and procedures, its compliance history, and received reports from the Trust’s Chief Compliance Officer (“CCO”) on compliance by PLFA with applicable laws and regulations. The Trustees also reviewed information on any responses by PLFA to regulatory and compliance developments throughout the year. The Trustees further noted the compliance monitoring conducted by PLFA on an ongoing basis and noted the development of additional procedures and systems necessary to maintain compliance with applicable laws and regulations as well as the resources that PLFA dedicates to these programs. The Trustees considered that the CCO has in place a systematic process for periodically

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

reviewing PLFA’s written compliance policies and procedures, including the assessment of PLFA’s compliance program as required by Rule 38a-1 under the 1940 Act and PLFA’s code of ethics. The Trustees also considered that PLFA continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advised Funds – The Trustees considered that PLFA recommends to the Board the hiring and termination of Sub-Advisers and performs the associated due diligence relating to such recommendations, the risk and performance oversight of the Sub-Advisers performed by PLFA and the fact that PLFA provides valuation support and has been designated as the valuation designee for Sub-Advised Funds. The Trustees noted PLFA’s responsibilities in rendering services to the Sub-Advised Funds and the fact that PLFA monitors and evaluates the performance of the Sub-Advisers in comparison to each Fund’s investment objective as well as to appropriate benchmark indices and groups of peer funds. The Trustees also considered that PLFA monitors each Sub-Advised Fund’s adherence to its investment objectives and policies. The Trustees noted that PLFA provides the Board with periodic and special reports related to each Sub-Advised Fund’s performance and PLFA’s investment monitoring and evaluation. The Trustees also considered PLFA’s process in continuously analyzing and, from time to time as necessary and appropriate, recommending for consideration by the Board, the termination of a Sub-Advisory Agreement with a Sub-Adviser and the replacement of a Sub-Adviser.

For both the Directly Managed Funds and Sub-Advised Funds, the Trustees considered the high quality of the products, information, analyses and services provided by PLFA to the Funds, including return analysis, attribution analysis, risk analysis and/or stress testing, preparation of periodic performance and other reports, assessment of liquidity, analysis of derivatives, including the ongoing operation of the derivatives risk management program, and coordination and oversight of other service providers to the Trust. The Trustees also noted that PLFA regularly informs the Trustees about matters relevant to the Trust and its shareholders, including regulatory developments and their potential impact on the Trust. Additionally, the Board considered how the Adviser’s business continuity plan has operated during the ongoing COVID-19 pandemic and the updates it provided to the Board on how the business continuity plans of Sub-Advisers and other third-party service providers were operating.

The Trustees considered the analyses conducted by PLFA of the Underlying Funds and a Sub-Adviser’s management of an Underlying Fund in the broader context of asset allocation strategies intended to target certain return and risk characteristics. The Trustees noted that PLFA has historically recommended new Underlying Funds or changes to existing Underlying Funds that PLFA believed would contribute to the Directly Managed Funds’ targeted return and risk objectives. The Trustees also took into account PLFA’s continuing analysis of the Underlying Funds and each Sub-Adviser’s investment performance for the impact on broader asset allocation strategies for the Directly Managed Funds.

The Trustees considered the depth and quality of PLFA’s monitoring and oversight of the Sub-Advisers. The Board noted that PLFA monitors numerous investment, performance, and risk metrics for the Funds. The Trustees considered PLFA’s continued investment in, and development of, its research and analytical capabilities, including investments in personnel and enhanced analytical tools for assessing Fund performance and the performance of the Sub-Advisers, including analytical tools relating to return analysis, risk analysis, and Fund performance attribution and reporting on such matters to the Trustees. The Trustees noted that PLFA uses these tools to analyze a Fund’s performance and risk profile and identify Funds that are underperforming as well as those that are performing well, and to analyze the Funds’ performance against various measures. The Board considered that PLFA also conducts various analyses to assess the sources of and reasons for performance. Additionally, the Trustees noted that PLFA has worked to customize performance reporting for Funds depending on their investment strategy to include the most relevant data. The Board noted that PLFA provides the Board with analyses of these data over rolling periods to assist the Board in identifying trends in Fund performance and other areas, and periodically provides the Trustees with information on economic and market trends to provide a context for assessing recent performance. The Trustees also noted that PLFA has developed effective methods for tracking the Sub-Advisers’ investment style consistency, for analyzing the use of derivatives by Sub-Advisers and for monitoring Fund liquidity.

In making their assessments, the Trustees considered that PLFA has historically exercised diligence in monitoring the performance of the Sub-Advisers and has recommended and taken measures to attempt to remedy continued relative underperformance by a Fund when PLFA and the Trustees believed it to be appropriate. The Trustees also considered the significant work performed by PLFA in conducting searches for new Sub-Advisers to replace existing Sub-Advisers where appropriate or to manage new Funds in the Trust.

The Board also noted that PLFA conducts regular due diligence on Sub-Advisers involving in-person meetings and virtual or on-site visits, video meetings and telephonic meetings to gather information that PLFA uses to gain an in-depth understanding of a Sub-Adviser’s investment process and to seek to identify issues that may be relevant to a Sub-Adviser’s services to a Fund or a Fund’s performance, including, but not limited to, a Sub-Adviser’s investment process, investment capabilities, resources and personnel, the financial strength of a Sub-Adviser, significant staffing changes that could affect a Fund, material changes in a Sub-Adviser’s assets under management, compliance and regulatory concerns, best execution review and portfolio security valuation support.

The Trustees considered the time and attention paid by PLFA to matters involving the valuation of Fund securities for the Sub-Advised Funds and its designation as the valuation designee for the Sub-Advised Funds. The Trustees considered that PLFA has established a Valuation Oversight Committee that is responsible for, among other things, researching and evaluating information regarding securities that are not actively or publicly traded, valuing securities subject to a trading halt or for which a market quotation is not readily available or is determined to be unreliable, the valuation of equity securities traded in foreign markets, oversight of and due diligence on pricing vendors and the development of alternate valuation methodologies.

The Trustees considered PLFA’s oversight, review and analysis of trade execution reports and trends in trade execution for the Sub-Advised Funds. The Trustees noted that PLFA works with a third-party transaction cost analysis consultant that provides statistical analysis on portfolio

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

trading, and that PLFA presents information about the Funds’ portfolio trading costs to the Board annually and, where warranted, engages in a dialogue with personnel of a Sub-Adviser on trading costs and the quality of execution. The Board also noted that PLFA conducts regular review and analysis of each Sub-Adviser’s use of research obtained with commissions paid to broker-dealers for executing portfolio transactions (“soft dollars”) and presents information about the Sub-Advisers’ use of soft dollars to the Board annually and, where deemed necessary, discusses such soft dollar use with Sub-Advisers.

The Trustees also considered PLFA’s implementation of transition management programs when handling significant changes in the Funds, such as cash movements between the Funds arising from reallocations by the Portfolio Optimization Funds and Pacific Dynamix Funds and the transition of Fund assets from one Sub-Adviser to another, including steps taken by PLFA to reduce transaction costs associated with a Fund transition. The Trustees considered that PLFA coordinates the onboarding process for new Sub-Advisers and oversees the establishment of necessary accounts and documentation for the Sub-Advisers to begin managing Fund assets.

In addition to the services described above, the Trustees also considered the compliance monitoring that PLFA and its affiliates conduct on the Sub-Advisers and the commitment of PLFA and its affiliates to those programs and PLFA’s efforts to keep the Trustees informed about the compliance programs of Sub-Advisers. In this regard, the Trustees reviewed information and reports from the Trust’s CCO on compliance by the Sub-Advisers with applicable laws and regulations. The Trustees considered that the CCO has in place a systematic process for periodically reviewing each Sub-Adviser’s written compliance policies and procedures, including the assessment of each Sub-Adviser’s compliance program as required by Rule 38a-1 under the 1940 Act, and each Sub-Adviser’s code of ethics. The Trustees considered that PLFA is compensated at approximate cost for the administration of the Funds’ compliance program. The Trustees also considered that each Sub-Adviser continues to cooperate with the CCO in reviewing its compliance operations.

Sub-Advisers. The Trustees considered the benefits to shareholders of retaining each Sub-Adviser and continuing the Sub-Advisory Agreements for the Sub-Advisers, particularly in light of the nature, extent, and quality of the services that have been provided by the Sub-Advisers. The Trustees considered the services provided by each Sub-Adviser in rendering investment management services to a Sub-Advised Fund. The Trustees considered that each Sub-Adviser is responsible for identifying investments for a Sub-Advised Fund and determining when and what securities, cash and/or other investments to purchase, retain, or sell for a Sub-Advised Fund. The Trustees also considered that each Sub-Adviser is responsible for evaluating and voting proxies for portfolio holdings of a Sub-Advised Fund. The Trustees considered the quality of the portfolio management services which have benefited and should continue to benefit the Sub-Advised Funds and their shareholders, the organizational depth and resources of the Sub-Advisers, including the background and experience of each Sub-Adviser’s management personnel, and the expertise of each Sub-Adviser’s portfolio management team, as well as the investment methodology used by the Sub-Adviser. The Trustees also considered that each Sub-Adviser provides PLFA with information that assists PLFA in performing its oversight role, including information about the Sub-Adviser’s compliance program.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PLFA and each Sub-Adviser.

B. Investment Results

The Trustees considered the investment results of each Fund in light of its investment objective, investment strategies and market conditions. The Trustees compared each Fund’s total returns with the total returns of a group of appropriate peer funds (each a “Selected Performance Peer Group”), which were selected by an Independent Consultant, with input from PLFA, using data from third-party data vendor Morningstar, and the Trustees reviewed a description of the Independent Consultant’s methodology for selecting the peer funds in each Selected Performance Peer Group. In addition, with respect to Funds other than the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of the Fund’s broad-based market index, sector index, composite index or an alternative index selected by the Independent Consultant, as applicable (each, a “primary benchmark”). With respect to the Pacific Dynamix Funds and Portfolio Optimization Funds, the Trustees compared each Fund’s total returns with the total returns of a custom benchmark that is comprised of certain broad-based market indices based on the broad asset class target allocations for the Fund. The Trustees took into account the views of the Independent Consultant that the custom benchmarks appeared to be reasonable benchmarks for performance reporting purposes.

The information provided to the Trustees included each Fund’s performance record for the one-, three-, five- and ten-year or since inception periods ended September 30, 2022, as available, compared to the applicable benchmark and Selected Performance Peer Group. With respect to the actively managed Funds, the Trustees placed greater emphasis on a Fund’s performance against peers as opposed to the unmanaged benchmark index. With respect to those Funds that pursue an index strategy, the Trustees placed greater emphasis on the tracking error of a Fund against its target index as opposed to performance against peers.

The Trustees considered the performance of each Fund on a case-by-case basis and noted that some Funds had outperformed their Selected Performance Peer Group over certain periods and/or exceeded the return of their respective benchmark while others underperformed their Selected Performance Peer Group over certain periods and/or trailed the return of their respective benchmark. In considering each Fund’s investment results, the Board placed greater emphasis on each Fund’s longer-term performance track record rather than shorter-term performance. The Board also took into account that each Fund’s track record is measured as of a specific date, and that track records can vary as of different measurement dates. When reviewing a Fund’s performance against its Selected Performance Peer Group, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Selected Performance Peer Group. With respect to actively managed Funds, when reviewing a Fund’s performance against its benchmark, the Board took into account the potential differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks.

Therefore, in reviewing a Fund that is currently underperforming its Selected Performance Peer Group and/or its benchmark, the Trustees also considered the broader perspective of the Fund’s performance over varying time periods, the market conditions experienced during the periods under review, as well as the outlook for the Fund going forward in light of expected future market conditions. In the case of the Underlying Funds, the Board also took into account the views of PLFA about the role of a particular Fund within a broader asset allocation strategy for the Directly Managed Funds and whether the Fund was performing in accordance with PLFA’s expectations. Where there had been a change in Sub-Adviser for a Fund, the Board took into account that the current Sub-Adviser was only responsible for certain portions of the Fund’s performance record. The Trustees discussed with PLFA the fact that certain periods of underperformance may be transitory while other periods of underperformance may be reflective of broader issues that may warrant consideration of corrective action. The Trustees discussed these Funds with representatives of PLFA, including an assessment of the investment approach used by the Sub-Advisers, and the investment approach used by PLFA with respect to the Directly Managed Funds, as well as the oversight and monitoring by PLFA as the investment adviser, to gain an understanding of any recurring or material underperformance and to assess whether any actions would be appropriate. In addition, the Board considered any specific actions that PLFA or a Sub-Adviser has taken, or agreed to take, to seek to enhance the investment performance of a Fund, and the results of those actions.

In reviewing the performance of each Fund, the Board took into account, among other things, the Fund’s performance track record. The following summary highlights certain, but not all, relevant facts considered by the Board with respect to the Fund’s performance track record.

Dividend Growth Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period and ranked in the first quintile of its Peer Group for the one- and five-year periods, the third quintile for the three-year period and the second quintile for the ten-year period.

Equity Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Focused Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period and ranked in the fifth quintile of its Peer Group for the one- and three-year periods, the third quintile for the five-year period and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods, noting that very recent underperformance has impacted medium- and longer-term returns. The Board considered that prior to this recent underperformance, the Fund’s returns had been competitive. The Board considered PLFA’s future outlook for the Fund and took into account that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one- and three-year periods and outperformed for the five- and ten-year periods and ranked in the third quintile of its Peer Group for the one-year period, the fourth quintile for the three-year period and the second quintile for the five- and ten-year periods.

Hedged Equity Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and ranked in the second quintile of its Selected Performance Peer Group for the one-year period.

Large-Cap Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Selected Performance Peer Group for the one- and three-year periods and the fourth quintile for the five- and ten-year periods. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods, noting that very recent underperformance has impacted medium- and longer-term returns. The Board considered that prior to this recent underperformance, the Fund’s returns had been competitive. The Board considered PLFA’s future outlook for the Fund and took into account that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

Large-Cap Value Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods and ranked in the fifth quintile of its Selected Performance Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has highlighted the Fund and will closely monitor it for improved performance.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Large-Cap Core Portfolio (formerly named Main Street Core Portfolio)

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Selected Performance Peer Group for the one-, three- and five-year periods and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that it had recently approved a new Sub-Advisory Agreement for a new Sub-Adviser to the Fund effective May 2022 and, therefore, the Sub-Advisory Agreement was not up for renewal at this time.

Value Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods and ranked in the second quintile of its Peer Group for the one-year period and the fifth quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund only since October 2020.

Value Advantage Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the second quintile of its Peer Group for one- and five-year periods and the third quintile for the three-year period.

Mid-Cap Equity Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the second quintile for the three- and five-year periods and the first quintile for the ten-year period.

Mid-Cap Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period and the first quintile for the three-, five- and ten-year periods.

Mid-Cap Value Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and performed in line for the three-year period and ranked in the fifth quintile of its Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2015. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has highlighted the Fund and will closely monitor it for improved performance.

Small-Cap Equity Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period and ranked in the fifth quintile of its Peer Group for the one-year period, the third quintile for the three- and ten-year periods and the second quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered that one Sub-Adviser manages a sleeve of the Fund using an active management style, while the other Sub-Adviser manages a sleeve of the Fund using an index management (or passive) style. The Board considered the performance of each sleeve separately in evaluating the Sub-Advisers. The Board also considered that PLFA will closely monitor the Fund for improved performance.

Small-Cap Value Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and performed in line for the three-year period and ranked in the fifth quintile of its Peer Group for the one-year period, the third quintile for the three-year period and the fourth quintile for the five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser co-managed the Fund with another firm from May 2014 to October 2015 and since October 2015 has been the sole Sub-Adviser, and that prior to May 2014 another firm managed the Fund. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods, noting that very recent underperformance has impacted medium- and longer-term returns. The Board considered that prior to this recent underperformance, the Fund’s returns had been competitive. The Board considered PLFA’s future outlook for the Fund and took into account that PLFA has highlighted the Fund and will closely monitor it for improved performance.

Small-Cap Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and outperformed for the five-year period and ranked in the fifth quintile of its Peer Group for the one-year period, the third quintile for the three-year period, the first quintile for the five-year period and the fourth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund only since May 2020. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA will closely monitor the Fund for improved performance.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Small-Cap Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

Emerging Markets Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period and ranked in the fifth quintile of its Peer Group for the one- and three-year periods, the third quintile for the five-year period and the second quintile for the ten-year period. The Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods, noting that very recent underperformance, caused in part due to overweight positions in Russia, has impacted medium-to longer-term performance. The Board took into account that recent performance has improved and that PLFA has added the Fund to its “watch list” and will closely monitor it for continued improved performance.

Emerging Markets Debt Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and ten-year periods and underperformed for the five-year period and ranked in the first quintile of its Peer Group for the one-year period, the third quintile for the three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund only since October 2021.

International Growth Portfolio

The Fund commenced investment operation in October 2021. It has not been in operation for a sufficient time period to establish a meaningful track record.

International Large-Cap Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-, three-, five- and ten-year periods.

International Small-Cap Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one- and three-year periods and underperformed for the five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-year period, the second quintile for the three-year period, the fifth quintile for the five-year period and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund only since November 2021.

International Value Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2017.

Health Sciences Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period and ranked in the second quintile of its Peer Group for the one-, five- and ten-year periods and the fourth quintile for the three-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2014.

Real Estate Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and underperformed for the ten-year period and ranked in the third quintile of its Peer Group for the one- and ten-year periods and the second quintile for the three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2018.

Technology Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the fifth quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund since 2016.

Core Income Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the first quintile of its Peer Group for the one-, three- and five-year periods.

Diversified Bond Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period and ranked in the fifth quintile of its Peer Group for the one-, three- and five-year periods and the second quintile for the ten-year period. In evaluating the performance of the Fund, the Board considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods and PLFA’s future outlook for the Fund. The Board also considered that PLFA has added the Fund to its “watch list” and will closely monitor it for improved performance.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

Floating Rate Income Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and ranked in the first quintile of its Peer Group for the one-, three- and five-year periods.

High Yield Bond Portfolio

The Fund performed in line with its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one- and five-year periods and the fourth quintile for the three- and ten-year periods.

Inflation Managed Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period, performed in line for the five-year period and outperformed for the three- and ten-year periods and ranked in the third quintile of its Peer Group for the one- and five-year periods and the second quintile for the three- and ten-year periods.

Intermediate Bond Portfolio

The Fund commenced investment operation in October 2020. It has not been in operation for a sufficient time period to establish a meaningful track record.

Managed Bond Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-year period and underperformed for the three-, five- and ten-year periods and ranked in the second quintile of its Peer Group for the one-year period, the third quintile for the three- and five-year periods and the fourth quintile for the ten-year period.

Short Duration Bond Portfolio

The Fund outperformed its Selected Performance Peer Group for the one-year period and underperformed for the three-, five- and ten-year periods and ranked in the third quintile of its Peer Group for the one- and three-year periods, the fourth quintile for the five-year period and the fifth quintile for the ten-year period

PD 1-3 Year Corporate Bond Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Aggregate Bond Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Emerging Markets Index Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, five- and ten-year periods and underperformed for the three-year period and ranked in the third quintile of its Peer Group for the one-, three-, five- and ten-year periods.    In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund only since April 2021. Additionally, the Board considered that the Fund had changed to an index fund in connection with this sub-adviser change and that once the Fund has established a meaningful track record as an index fund, performance would be evaluated based on tracking error.

PD High Yield Bond Market Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period, performed in line for the three-year period and outperformed for the five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the third quintile for the three-year period and the second quintile for the five- and ten-year periods.

PD International Large-Cap Index Portfolio

The Fund outperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the first quintile of its Peer Group for the one-, three-, five- and ten-year periods. In evaluating the performance of the Fund, the Board also considered that the current Sub-Adviser has managed the Fund only since April 2021. Additionally, the Board considered that the Fund had changed to an index fund in connection with this sub-adviser change and that once the Fund has established a meaningful track record as an index fund, performance would be evaluated based on tracking error.

PD Large-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Large-Cap Value Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group. One of the primary contributors to the underperformance/higher tracking error includes imperfect correlation between index futures implemented within the Fund and the target index.

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

PD Mid-Cap Index Portfolio

The Fund commenced investment operation in October 2020. It has not been in operation for a sufficient time period to establish a meaningful track record.

PD Small-Cap Growth Index Portfolio

The Fund had a lower tracking error than the median tracking error of its Selected Performance Peer Group.

PD Small-Cap Value Index Portfolio

The Fund had a higher tracking error than the median tracking error of its Selected Performance Peer Group. One of the primary contributors to the underperformance/higher tracking error includes imperfect correlation between index futures implemented within the Fund and the target index.

Pacific Dynamix –Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-year period and the second quintile for the three-, five- and ten-year periods.

Pacific Dynamix – Conservative Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one-year period, the third quintile for the three- and ten-year periods and the second quintile for the five-year period.

Pacific Dynamix – Moderate Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one- and ten-year periods and outperformed for the three- and five-year periods and ranked in the fourth quintile of its Peer Group for the one-year period and the third quintile for the three-, five- and ten-year periods.

PSF Avantis Balanced Allocation Portfolio (formerly named PSF DFA Balanced Allocation Portfolio)

The Fund underperformed its Selected Performance Peer Group median for the one-year period and outperformed for the three- and five-year periods and ranked in the third quintile of its Peer Group for the one-, three- and five-year periods. In evaluating the performance of the Fund, the Board also considered that they had approved a change in the Fund’s principal investment strategies effective November 1, 2022 and that performance prior to that time reflects the prior investment strategies.

ESG Diversified Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-year period and ranked in the fourth quintile of its Peer Group for the one-year period.

ESG Diversified Growth Portfolio

The Fund commenced investment operation in October 2021. It has not been in operation for a sufficient time period to establish a meaningful track record.

Portfolio Optimization Aggressive-Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-year period, the fourth quintile for the three- and five-year periods and the third quintile for the ten-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance.

Portfolio Optimization Conservative Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fourth quintile of its Peer Group for the one-, three- and ten-year periods and the fifth quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance.

Portfolio Optimization Growth Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three- and five-year periods and outperformed for the ten-year period and ranked in the fifth quintile of its Peer Group for the one-year period, the third quintile for the three- and ten-year periods and the fourth quintile for the five-year period. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance.

Portfolio Optimization Moderate Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one-, five- and ten-year periods and the fourth quintile for the three-year period. In evaluating the performance

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance.

Portfolio Optimization Moderate-Conservative Portfolio

The Fund underperformed its Selected Performance Peer Group median for the one-, three-, five- and ten-year periods and ranked in the fifth quintile of its Peer Group for the one- and five-year periods and the fourth quintile for the three- and ten-year periods. In evaluating the performance of the Fund, the Board also considered PLFA’s views as to the reasons for the Fund’s relative performance against peers over various time periods. The Board also discussed and considered the enhancements PLFA has made, and continues to make, to address performance.

*****

The Trustees reviewed the monitoring of each Sub-Advisers’ investment results by PLFA, including PLFA’s historical practice of recommending to the Trustees a change in Sub-Adviser when circumstances warrant. Generally, the Trustees noted that there continues to be a record of well-managed Funds that are appropriate to serve as Underlying Funds for the Directly Managed Funds and that the Directly Managed Funds provide a range of professionally managed asset allocation investment options. The Trustees considered the steps PLFA has taken to seek to improve performance of the Directly Managed Funds, including ongoing assessment of asset allocation determinations, diversifying asset class investment options by adding additional Underlying Funds, and adding or changing Sub-Advisers to the Underlying Funds. The Trustees also noted that the Funds continue to deliver the investment style as disclosed to shareholders. The Trustees also noted the use by investors of the Directly Managed Funds and the benefits the Directly Managed Funds provide for shareholders generally. The Trustees also noted that certain of the Underlying Funds are also available as investment options outside of the Directly Managed Funds.

The Board concluded that PLFA continues to have a long record of effectively managing a multi-manager fund group and asset allocation funds designed to give shareholders a reasonable array of choices through which to implement their investment programs. The Board further concluded that PLFA was appropriately implementing each Fund’s investment objective either directly or through the selection of Sub-Advisers and that PLFA’s record in managing each Fund indicates that PLFA’s continued management, as well as the continuation of the respective Sub-Advisory Agreements, will benefit each Fund and its shareholders.

C. Advisory Fees and Total Expense Ratios

The Trustees requested, received and reviewed information from PLFA relating to the advisory fees paid by the Funds and the sub-advisory fees paid by PLFA, including the portion of the advisory fees paid to each Sub-Adviser as compared to the portion retained by PLFA. The Trustees considered the nature and quality of the services provided by PLFA and also considered the nature and quality of services provided by each Sub-Adviser. The Independent Trustees also requested and reviewed information from the Independent Consultant along with the Independent Consultant’s analysis of advisory fees, sub-advisory fees and certain Fund net expenses, excluding any applicable service or distribution fees, which were selected by the Independent Consultant for purposes of the peer group expense comparisons (“Operating Expenses”). The Trustees reviewed the advisory fees, sub-advisory fees and Operating Expenses of each Fund and compared advisory fees and expenses with the fees and expense levels of a group of appropriate peer funds identified by the Independent Consultant (each a “Selected Expense Peer Group”). The Trustees reviewed a description of the Independent Consultant’s methodology for constructing the Selected Expense Peer Groups, noting that each Selected Expense Peer Group includes a group of similarly-sized funds with comparable strategies from a universe of funds that (i) included both sub-advised and directly managed funds; (ii) excluded funds that are managed with non-standard business models and expense structures; and (iii) excluded index funds (except in the case of the Trust’s index Funds). With respect to the Portfolio Optimization Funds, the Selected Expense Peer Group information is used to review the Funds expenses, excluding acquired fund fees and expenses, to the peer group. The Trustees also compared the net expense ratio (including acquired fund fees and expenses) with the average net expense ratio of funds in the Morningstar Category determined to be similar to the relevant Portfolio Optimization Fund (“Comparable Peer Fund Average”).

A summary of certain comparative fee and expense information considered by the Trustees for each Fund is provided below.

Dividend Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Equity Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Focused Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group.

Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Hedged Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Large-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.045% of its advisory fee.

Large-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Large-Cap Core Portfolio (formerly named Main Street Core Portfolio)

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.075% of its advisory fee.

Value Advantage Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Mid-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Mid-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.025% of its advisory fee.

Mid-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Equity Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee.

Small-Cap Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Small-Cap Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Small-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Emerging Markets Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected

Expense Peer Group.

Emerging Markets Debt Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses (net of waivers) for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.05% of its advisory fee.

International Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

International Large-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.03% of its advisory fee.

International Small-Cap Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

International Value Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Health Sciences Portfolio

The Trustees considered that (a) the advisory fee for the Fund is in line with the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Real Estate Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.09% of its advisory fee.

Technology Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Core Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Diversified Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Floating Rate Income Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

High Yield Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Inflation Managed Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Intermediate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

Managed Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.015% of its advisory fee.

Short Duration Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD 1-3 Year Corporate Bond Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Aggregate Bond Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Emerging Markets Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.44% of its advisory fee on the first $50 million of assets and waive 0.18% on all assets above $50 million.

PD High Yield Bond Market Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD International Large-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund (before waivers) is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund (net of waivers) are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.10% of its advisory fee on the first $100 million of assets and waive 0.05% on all assets above $100 million.

PD Large-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Large-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group.

PD Mid-Cap Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Growth Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

PD Small-Cap Value Index Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group.

Pacific Dynamix – Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund in line with than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Conservative Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

Pacific Dynamix – Moderate Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are in line with the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group.

PSF Avantis Balanced Allocation Portfolio (formerly named PSF DFA Balanced Allocation Portfolio)

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are slightly greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fourth quintile of its Selected Expense Peer Group. The Trustees considered that PLFA currently has contractually agreed to waive 0.06% of its advisory fee.

ESG Diversified Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees considered PLFA’s views as to the disparity between the Operating Expenses for the Fund and those of funds in the Selected Expense Peer Group, including the Fund’s lower asset levels relative to funds in the Selected Expense Peer Group and the inclusion of non-ESG funds and funds that invest primarily in proprietary underlying funds in the Selected Expense Peer Group.

ESG Diversified Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is slightly greater than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the third quintile of its Selected Expense Peer Group; and (b) the Operating Expenses for the Fund are greater than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the fifth quintile of its Selected Expense Peer Group. The Trustees considered PLFA’s views as to the disparity between the Operating Expenses for the Fund and those of funds in the Selected Expense Peer Group, including the Fund’s lower asset levels relative to funds in the Selected Expense Peer Group and the inclusion of non-ESG funds and funds that invest primarily in proprietary underlying funds in the Selected Expense Peer Group.

Portfolio Optimization Aggressive-Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Growth Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

Portfolio Optimization Moderate-Conservative Portfolio

The Trustees considered that (a) the advisory fee for the Fund is less than the median advisory fee rate of the funds in its Selected Expense Peer Group and ranked in the first quintile of its Selected Expense Peer Group; (b) the Operating Expenses for the Fund are less than the median Operating Expenses of the funds in its Selected Expense Peer Group and ranked in the second quintile of its Selected Expense Peer Group; and (c) the net expense ratio was less than the Comparable Peer Fund Average.

*****

During their review, the Trustees considered that all of the Funds, except for the Portfolio Optimization Funds and Underlying Funds of the Pacific Dynamix Funds, were subject to contractual expense limitations on certain operating expenses agreed to by PLFA.

The Trustees also considered information from the Sub-Advisers regarding the comparative sub-advisory fees charged under other investment advisory contracts for similarly managed accounts, such as contracts of each Sub-Adviser with other similarly managed registered investment companies or other types of clients. The Trustees noted that in many cases there were differences in the level of services provided to the Funds by the Sub-Advisers and that the level of services provided by these Sub-Advisers on these other accounts differed due to the nature of the accounts or because there were other reasons to support the difference in fees, such as an affiliation between the Sub-Adviser and the account. These differences often explained variations in fee schedules. The Trustees were mindful that, with the exception of the affiliated Sub-Adviser, the Sub-Advised Funds’ fee rates were the result of arms’-length negotiations between PLFA and the Sub-Advisers. For the affiliated Sub-Adviser, the Trustees took into account the fact that the Sub-Advised Funds’ fee rates were not the subject of an arms’-length negotiation with PLFA, but considered information relating to competitive fees charged by similarly managed funds. In all cases, the Trustees considered that all sub-advisory fees are paid by PLFA and are not paid directly by a Fund.

The Board concluded that the advisory fees, sub-advisory fees and total expenses of each Fund were fair and reasonable.

D. Costs, Level of Profits and Economies of Scale

The Trustees reviewed information provided by PLFA regarding PLFA’s costs of sponsoring and operating the Funds and information regarding the profitability of PLFA from each Fund. For the Sub-Advised Funds, the Trustees also reviewed information provided by the Sub-Advisers regarding their costs in managing the Sub-Advised Funds and their profitability from the Funds.

PLFA and the Sub-Advisers’ Costs and Profitability. The Trustees noted that, based on the data available, PLFA appears to be providing and operating products that are competitively priced with other funds, especially other multi-manager and asset allocation funds and funds that support variable annuity and variable life insurance products. The Trustees noted PLFA’s willingness to build its investment capabilities and to sponsor new funds that PLFA believed would improve the menu of offerings for contract owners or that would benefit the Directly Managed Funds, despite the potential subsidies required by PLFA during a new Fund’s start-up phase. Based on information received, the Trustees further noted that Pacific Life’s overall profitability on variable annuity insurance products, which are supported by the Trust, appeared reasonable at the current time. The Trustees also noted that the analysis of the Trust’s profitability to PLFA supported a conclusion that PLFA’s costs and profitability are reasonable, whether considered inclusive or exclusive of distribution costs.

The Trustees also reviewed information provided regarding the structure and manner in which PLFA’s investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel. The Trustees considered PLFA’s willingness to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. The Trustees also considered the organizational strengths of the Sub-Advisers and their ability to attract and retain investment personnel over time and to sustain the staffing of investment teams that provide services to the Sub-Advised Funds.

With respect to the Sub-Advisers, the Trustees noted that it was difficult in many cases to accurately determine or evaluate the Sub-Advisers’ costs and the profitability of the Sub-Advisory Agreements to the Sub-Advisers because of, among other things, the differences in the types and content of information provided by the Sub-Advisers, the fact that many Sub-Advisers manage substantial assets other than the Funds and, further, that any such assessment would involve assumptions regarding the Sub-Advisers’ expense allocation policies, capital structure, cost of capital, business mix and other factors.

Accordingly, in the case of the unaffiliated Sub-Advisers, the Trustees considered the data described above in light of the arms’-length nature of the relationship between PLFA and such Sub-Advisers with respect to the negotiation of fund sub-advisory fees and the fact that such fees are paid by PLFA.

Economies of Scale. The Trustees noted and considered the extent to which economies of scale are realized by PLFA and the Sub-Advisers as each Fund grows, and whether advisory fee levels reflect economies of scale as the Funds grow in size. The Trustees noted PLFA’s commitment to competitive total expenses of certain Funds through expense limitation agreements and/or advisory fee waivers. The Trustees also noted PLFA’s and its affiliates’ consistent reinvestment in the business in the form of adding to investment capabilities and resources, improvements in technology, product innovations and customer service. The Trustees considered information relating to economies of scale provided by PLFA, and PLFA’s willingness to discuss and evaluate the topic of economies of scale with the Trustees. The Independent Trustees

PACIFIC SELECT FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (Continued)

(Unaudited)

requested and reviewed an analysis provided by the Independent Consultant of the asset-based breakpoint schedule for each Fund, as applicable. The Independent Trustees noted that the breakpoints offer potential savings to shareholders of many of the Funds.

The Trustees considered that the advisory fee schedules contained one or more breakpoints reducing the rate of the advisory fee as Fund assets grow for all Funds except the Directly Managed Funds. The Independent Trustees noted that the Portfolio Optimization Funds and Pacific Dynamix Funds are funds-of-funds that invest in other Funds of the Trust that have advisory fee schedules containing one or more breakpoints that reduce the total advisory fees paid by shareholders of these Directly Managed Funds as assets grow. With respect to the Portfolio Optimization Funds, the Trustees noted that the advisory fee was initially priced to scale, whereby the fee was set at an amount that takes into account the projected size of the Funds. The Independent Trustees considered that PLFA seeks to price Funds to scale from inception by considering the size of the initial investment in a Fund rather than implementing breakpoints at lower asset levels. The Trustees also considered PLFA’s willingness to reduce its own fees through certain advisory fee waivers and expense limitation agreements, whereby PLFA will reimburse the Funds for certain expenses that exceed stated expense caps.

The Trustees noted that PLFA and its affiliates had consistently reinvested in the business in the form of improvements in technology, product innovations, personnel and resources. The Trustees further noted that Pacific Life had also consistently reinvested in the business with respect to the variable products to which the Trust serves as the underlying investment vehicle.

The Trustees additionally noted that economies of scale were difficult to measure with precision, particularly on a Fund-by-Fund basis. This analysis is complicated by the additional services and content provided by PLFA and its affiliates through reinvestment in the business, as discussed above. The Trustees considered that the Funds are well managed and provide shareholders with sophisticated asset allocation investment options at reasonable fee levels. The Board noted that PLFA had taken steps to ensure that shareholders benefit by negotiating favorable terms with service providers, and to provide certain support services, including, but not limited to, legal, compliance and accounting services, to the Funds on an approximate cost basis as opposed to an asset-based charge.

The Board determined that PLFA and its affiliates are sharing economies of scale given its commitment to competitive total expenses of the Funds, the use of breakpoints in certain of the Funds, and the consistent reinvestment in the business in the form of improvements in technology and other resources and investments in personnel. The Board further considered that it will continue to review whether there are additional economies of scale that will be realized as the Funds grow that can be shared with shareholders. The Board concluded that the Funds’ cost structures were reasonable, and that overall profitability appeared reasonable at the current time. The Board further concluded that PLFA was sharing economies of scale with each Fund and its shareholders to their benefit.

E. Ancillary Benefits

The Trustees requested and received from PLFA and the Sub-Advisers information regarding other benefits received by PLFA, Pacific Life, the Sub-Advisers, and their affiliates as a result of their respective relationship with the Funds, including various service arrangements with PLFA affiliates and reimbursement at an approximate cost basis for support services in the case of PLFA, as well as commissions paid to broker-dealers affiliated with certain Sub-Advisers and the use of soft-dollars by certain of the Sub-Advisers. The Trustees also considered ancillary benefits received by Pacific Life and its affiliates from the Funds. The Trustees considered information regarding other significant economic relations between the Sub-Advisers and their affiliates and with PLFA and its affiliates and noted PLFA’s processes and procedures to identify and disclose such relationships and any potential conflicts of interest to the Board. The Trustees also considered PLFA’s and each Sub-Adviser’s strong practices and procedures with regard to managing conflicts of interest and ensuring that such conflicts do not prevent PLFA or the Sub-Advisers from acting in the best interests of the Funds and their shareholders.

The Board concluded that such benefits were consistent with those generally derived by mutual fund investment management organizations or were otherwise not unusual.

F. Conclusion

Based on their review, including their consideration of each of the factors referred to above, and assisted by the advice of the Independent Consultant and independent counsel to the Independent Trustees, the Board, including all of the Independent Trustees, concluded that: (i) the Advisory Agreement and each applicable Sub-Advisory Agreement are fair and reasonable with respect to each applicable Fund and its shareholders; (ii) that the renewal of the Advisory Agreement and each applicable Sub-Advisory Agreement would be in the best interests of each Fund and its shareholders; and (iii) the recommendation by PLFA to the Board to enter into each Sub-Advisory Agreement with respect to each Sub-Adviser was not inappropriately influenced by conflicts of interest. The Board did not indicate that any single factor was determinative of its decision to approve the Advisory Agreement and each applicable Sub-Advisory Agreement, but indicated that the Board based its determination on the total mix of information available to it.

PACIFIC SELECT FUND

WHERE TO GO FOR MORE INFORMATION

(Unaudited)

Availability of Quarterly Holdings

The Trust files Part F of Form N-PORT (complete schedules of Fund holdings) with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year not later than 60 days after the close of the applicable quarter end. The Trust’s Part F of Form N-PORT (when required) is filed pursuant to applicable regulations and is available after filing on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

By August 31 of each year, the Trust files information regarding how the Trust’s managers voted proxies relating to Fund securities during the most recent twelve-month period ended June 30. Such information is available after filing on the Trust’s website and on the SEC’s website noted below.

Information Relating to Investments Held by the Trust

For complete descriptions of the various securities and other instruments held by the Trust and their risks, please see the Trust’s prospectuses and Statement of Additional Information (“SAI”). The prospectuses and SAI are available as noted below.

Availability of Proxy Voting Policies

A description of the Proxy Voting Policies and Procedures that the Trust uses to determine how to vote proxies relating to Fund securities is described in the Trust’s SAI.

How to Obtain Information

The Trust’s prospectus, SAI (including Proxy Voting Policies), Information Statements, and shareholder reports are available:

•	On the Trust’s website at http://www.pacificlife.com/pacificselectfund.htm

•	On the SEC’ website at http://www.sec.gov

•	Upon request, without charge by calling the applicable toll-free numbers below:

Pacific Life’s Annuity Contract Owners: 1-800-722-4448

Annuity Financial Advisors: 1-800-722-2333

Pacific Life Insurance Policy Owners: 1-800-347-7787

PL&A’s Annuity Contract Owners: 1-800-748-6907

PL&A’s Life Insurance Policy Owners: 1-888-595-6997

6 a.m. through 5 p.m. Pacific Time (Monday through Friday)

(THIS PAGE INTENTIONALLY LEFT BLANK)

Pacific Life Insurance Company/

Pacific Life & Annuity Company

Mailing Address:

P.O. Box 2378

Omaha, Nebraska 68103-2378

Form Nos.	15-20803-25
357-22A

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no substantive amendments or waivers to the Code of Ethics during the period covered by this report.

A copy of this code of ethics is filed as Exhibit 99 to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board has determined that Paul A. Keller, a member of the Registrant’s Audit Committee, is an “audit committee financial expert” and “independent,” as such terms are defined in this Item. This designation does not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor does it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as “audit committee financial experts” if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition. Mr. Keller is a retired partner of PricewaterhouseCoopers LLP.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate audit fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2022 and 2021 were $1,604,000 and $1,543,000, respectively.

Audit-Related Fees

(b) For the fiscal years ended December 31, 2022 and December 31, 2021 there were no audit-related fees.

Tax Fees

(c) The aggregate tax fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2022 and 2021 were $106,560 and $77,000, respectively.

All Other Fees

(d) There were no other fees billed to the Registrant by the principal accountant for the fiscal years ended December 31, 2022 and 2021.

(e)(l)

The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the independent auditor as outlined below in order to assure that the provision of such services does not impair the auditor’s independence:

A.	Pre-Approval Requirements for Services to Registrant. Before the Auditor is engaged by the Registrant to render audit related or permissible non-audit services, either:

(i)	The Audit Committee shall pre-approve such engagement; or

(ii)

Such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must (1) be detailed as to the particular service and (2) not involve any delegation of the Audit Committee’s responsibilities to the Adviser. The Audit Committee hereby delegates authority to its Chairperson, and may delegate to one or more of its other members, the authority to grant pre-approvals. In the event of a pre-approval by the Chairperson or other authorized member of the Audit Committee, the person to whom authority is delegated under this Section shall report on such pre-approval to the full Audit Committee at its next regularly scheduled meeting.

(iii)

De Minimis Exceptions to Pre-Approval Requirements. Pre-approval for a service provided to the Registrant other than audit, review or attest services is not required if: (1) the aggregate amount of all such non-audit services provided to the Registrant constitutes not more than 5 percent of the total amount of revenues paid by the Registrant to the Auditor during the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and are approved by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee.

B.

Pre-Approval of Non-Audit Services Provided to the Adviser and Others. The Audit Committee shall pre-approve any non-audit services proposed to be provided by the Auditor to (i) the Adviser and (ii) any entity in the investment company complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant. Investment company complex means the Pacific Select Fund, the Pacific Funds Series Trust, the Adviser and any entity controlled by or under common control with the Adviser if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Trusts or the Adviser.

(i)

De Minimis Exception: The De Minimis exceptions set forth above under Section (e)(1)A.(iii) apply to pre-approvals under this Section (e)(1)B. as well, except that the “total amount of revenues” calculation for this Section’s (e)(l)B. services is based on the total amount of revenues paid to the Auditor by the Registrant and any other entity that has its services approved under this Section (i.e., the Adviser or any control person).

C.

Pre-Approval of Program and Subscription Services Provided to the Registrants and their Affiliates. The Audit Committee is deemed to have pre-approved Program and Subscription Services (“Programs’’) provided to the Registrant and their affiliates, entities within the Registrant’s investment company complex or their affiliates, including employees of Pacific Life and Pacific Life Fund Advisors LLC (collectively, “Fund Persons”) so long as: (1) such Programs are free to Fund Persons or if there is a charge, Fund Persons pay: (a) the going rate for such Programs, or (b) the Fund Persons receive a discount of $500 or less; or (2) the Program is approved under or covered by and in compliance with the policies and/or procedures of Pacific Life’s Audit Committee with respect to the provision of educational services by the Auditor or other parties. Any Programs that do not meet the above criteria require approval by the Audit Committee, its Chairperson or other delegates as provided in Section (e)(l)A.(ii). Programs are educational programs and seminars provided by the Auditor or its affiliates and include live programs, webcasts, podcasts, websites, database subscriptions, checklists, research reports, local office seminars, Debrief webcast series, Technical library and similar or related items.

(e)(2) No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the years ended December 31, 2022 and 2021 by the Registrant’s principal accountant for non- audit services rendered to the Registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $2,288,210 and $3,140,251, respectively.

(h) The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a) The Chief Executive Officer and the Treasurer of the Registrant have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics, subject to the disclosure of Item 2 hereof is attached hereto as Exhibit 99.

(a)(2)

Separate certifications for the principal executive and principal financial officer of the Registrant pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	There was no change in the Registrant’s independent public accountant for the period covered by the report.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto as Exhibit 99.906.CERT pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pacific Select Fund

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	March 3, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrian S. Griggs
Adrian S. Griggs
Chief Executive Officer

Date:	March 3, 2023

By:	/s/ Trevor T. Smith
Trevor T. Smith
Treasurer (Principal Financial and Accounting Officer)

Date:	March 3, 2023